UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: May 31, 2021

Date of reporting period: May 31, 2021

Item 1.	Reports to Stockholders.

SEI Institutional Investments Trust

Large Cap Fund
Large Cap Disciplined Equity Fund
Large Cap Index Fund
S&P 500 Index Fund
Extended Market Index Fund
Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
U.S. Equity Factor Allocation Fund
U.S. Managed Volatility Fund
Global Managed Volatility Fund
World Equity Ex-US Fund
Screened World Equity Ex-US Fund
World Select Equity Fund

Emerging Markets Equity Fund
Opportunistic Income Fund
Core Fixed Income Fund
High Yield Bond Fund
Long Duration Fund
Long Duration Credit Fund
Ultra Short Duration Bond Fund
Emerging Markets Debt Fund
Real Return Fund
Limited Duration Bond Fund
Intermediate Duration Credit Fund
Dynamic Asset Allocation Fund
Multi-Asset Real Return Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

May 31, 2021 (Unaudited)

To Our Shareholders:

The fiscal year ending May 31, 2021, began with markets continuing their remarkable rally from the March 2020 lows. The “risk-on” sentiment came amid a push by local governments to slowly reverse lockdowns of non-essential economic activity; the promising news of progress made in the race to develop COVID-19 vaccines; and the sustained extraordinary support of central banks. U.S. equity markets eclipsed their pre-pandemic peaks by August and finished the fiscal year near all-time highs.

Central banks aggressively pursued accommodative monetary policy, asset purchase programs and record-fiscal stimulus measures during the fiscal year. In September, the millionth victim of the COVID-19 outbreak was claimed globally. Cases had seemed to abate for a time during the late summer, but then once again began to rise in the fall as variant strains were identified and met with another round of lockdowns in Europe and more sporadically in the U.S. Fears of yet another wave of outbreaks kept markets in a more cautious stance.

Markets initially advanced again once it became clearer that former Vice President Joe Biden would become the next U.S. president in what would likely be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fuelled this appreciation. Investor exuberance kicked off in earnest in November after a series of positive vaccine clinical trial results; the enthusiasm was sustained by subsequent emergency use authorizations by the FDA.

Financial markets anticipated increased volatility around the U.S. presidential election, but with Joe Biden winning a close election for U.S. president and the announcement of effective vaccines thereafter, markets advanced higher and volatility declined. Despite no sign of the Federal Reserve tightening in the near term, the U.S. Treasury yield curve steepened over the course of the fiscal year, especially as future expectations for a rebound in economic growth increased along with rising inflation expectations; long-term yields rose more than shorter-term yields.

Government-bond yields (which had been rising slowly since the fall) began to spike further in February. The spectre of a sharp increase in borrowing costs sent chills through markets during the second half of February, leading to selloffs of varying intensity before markets resumed their climb again in March.

The Federal Reserve’s federal-funds rate target continued to range between 0.0% and 0.25%, and the Federal Open Market Committee (“FOMC”) remained committed to purchasing Treasurys and agency mortgage-backed securities (“MBS”). Federal Reserve (“Fed”) Chair Jerome Powell pledged to continue supporting the economy via monetary policy during his semi-annual congressional testimony on February 24, 2021.

The year was also characterized by a polarized equity market. Over the first half of the period, high-flying technology companies shared the spotlight with businesses that benefited from the pandemic. A narrow band of extraordinarily high-priced stocks led the market higher as reasonably priced, fundamentally sound businesses languished. However, a reflationary theme dominated the second half of the period as markets anticipated economic reopening and additional rounds of massive U.S. fiscal easing. Equities continued to roll along, although work-from-home and mega-cap stocks gave up ground to cyclical and “go-out” names.

Geopolitical Events

In the U.S. general election in November, Joe Biden was declared the winner of the presidential race in early November. Most candidates from the Republican Party performed better in their races for state- and national-level offices compared to President Trump’s quest for a second term; in January, a violent security breach of the U.S. Capitol by a mob of protesters delayed—but did not stop—the counting of electoral votes in the U.S. Congress. Trump was impeached by the House of Representatives for inciting an insurrection—the first president in U.S. history to be impeached twice. Two weeks later, Joe Biden was inaugurated as president under heavy security provided by 25,000 National Guard troops.

President Joe Biden’s administration proposed a $6 trillion budget for the 2022 fiscal year that would serve as a starting point from which Congress can decide how to appropriate the country’s economic funding. The president incorporated his two major economic initiatives into the budget—infrastructure (estimated $2.3 trillion) and families programs (estimated $1.8 trillion)—along with $1.5 trillion for defense. Negotiations during May produced an offer from the White House to lower its infrastructure price tag to $1.7 trillion and a counter bid from Senate Republicans for a $928 billion package.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

LETTER TO SHAREHOLDERS (Continued)

May 31, 2021 (Unaudited)

The new Biden administration worked with the Congress to confirm top-level cabinet positions, enacted a series of COVID-19-related executive actions, and began to tackle a range of other priorities, including signing an aid package totaling $1.9 trillion in March providing funding for extended and expanded unemployment benefits, direct stimulus payments, child tax credits, schools, state and local governments and elsewhere. On the last day of March, Biden announced a $2.3 trillion package targeted at modernizing travel and utility infrastructure, care for the elderly and disabled, manufacturing, affordable housing and expanded access to broadband internet, coupled with a broad low-carbon electricity generation mandate. This was the first of a two-part long-term economic plan with costs spread over eight years; the second part will focus on childcare and health care, and more details are expected in late April. The price tag for Biden’s proposal would be offset by increasing the corporate tax rate from 21% to 28% for a 15-year period and raising taxes on overseas corporate profits.

China passed a new national security law for Hong Kong in June 2020, categorizing an array of subversive activities as criminal behavior and carrying sentences as steep as life imprisonment. The ruling also enables Beijing to supervise and intervene in the policing of these activities, as well as the final word on interpreting the law. Several governments around the world condemned this development. U.K. Prime Minister Boris Johnson said Britain was considering a path to citizenship and relocation for British Nationals (Overseas) (a class of British nationality extended to Hong Kong residents prior to the 1997 handover). The U.S. imposed visa bans on several Chinese central government officials, to which Beijing responded with visa restrictions on Americans “who behave badly in Hong Kong affairs.”

The United States-Mexico-Canada trade agreement was ratified by all three countries and officially replaced the North American Free Trade Agreement on July 1. The Trump administration announced in September that it would not pursue a 10% tariff on U.S. imports of Canadian aluminum previously announced in August, as trade is now expected to normalize following high import levels earlier in 2020. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted U.S.-based multi-national technology companies.

Economic Performance

U.S. gross domestic product (“GDP”) declined by a worst-ever 31.4% in the second quarter of 2020, falling in all 50 states. The abrupt halt to the 10-year economic expansion came amid mandated lockdowns throughout most of the country. The third quarter saw a record 33.4% rebound, fueled by over $3 trillion in pandemic relief. A 4.0% gain in the fourth quarter resulted in a decline of 3.5% for the full year, the worst figure since at least the end of World War II. The U.S. economy expanded at a robust annualized rate of 6.4% in the first quarter of 2021; consumer spending (which accounts for nearly 70% of U.S. economic activity) spiked by 11.3% as Americans put their stimulus payments to work, providing a much-needed boost to restaurants, hotels and airlines.

After touching a 50-year low of 3.5% and then jumping as high as 14.8% just prior to the start of the fiscal year, the U.S. unemployment rate remained over 7.0% through September, with the final figure settling at 5.8% in May 2021. The labor-force participation rate ended at 61.6%, up from 60.8% a year earlier. Average hourly earnings gained 2.0% over the fiscal year, as the increase in unemployment tended to hit lower-wage workers hardest.

Two off-cycle moves before the start of the fiscal year brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy.

Market Developments

The S&P 500 Index returned 40.32% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000 Value Index) outperformed large-cap growth stocks (as measured by the Russell 1000 Growth Index). At the sector level, financials, materials, industrials and capital goods stocks led, while utilities, healthcare, consumer staples and real estate lagged. Overall, U.S. equities outpaced major developed markets during the fiscal year.

Small-cap stocks, which tend to be value-oriented and sensitive to the success or decline in a local economy, outperformed large caps overall. U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 42.66%, while small-cap stocks (Russell 2000 Index) finished the period ahead 64.56%.

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

The MSCI Emerging Markets Index (Net) finished the reporting period up 51.00% in U.S. dollar terms. Emerging-market equities were on a tear since bottoming early in the pandemic. Emerging-market stocks edged out developed markets, as measured by the MSCI World Index (Net), which finished up 40.63% for the year. China led among major emerging markets, masking weaker performance in other emerging countries, particularly Brazil.

The MSCI Europe Index (Net) advanced 42.52% in U.S. dollar terms. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 41.85% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded a 41.21% gain in U.S. dollar terms over the full reporting period.

The U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, was up 15.13% during the reporting period, while U.S. investment-grade corporate debt, as represented by the Bloomberg Barclays US Corporate Investment Grade Index, returned 3.64%. Within the high-yield market, BB rated bonds hit an all-time high Index share of 57% during July 2020 compared to a long-term average of 43%. The investment-grade market’s loss was the high-yield market’s gain. U.S. asset- and mortgage-backed securities also managed gains during the fiscal year, benefiting from improving supply-and-demand dynamics.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 4.47%. Emerging-market debt (EMD) delivered positive performance due to an improving growth outlook in the region relative to developed markets. The J.P. Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, gained 8.15% in U.S. dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), was up 10.50%.

After the U.S. dollar initially rebounded from its January low (relative to a trade-weighted basket of foreign currencies), it resumed an overall downward trend and neared its earlier low as the fiscal year closed. After hitting an all-time low before the start of the reporting period, the West Texas Intermediate crude-oil price reached a 40-month high near the end of the fiscal year due to optimistic forecasts for global economic growth and increased demand for crude.

Our View

The war against COVID-19 is not over, but the path to victory has become clearer. Investors are anticipating the return to a more normal world. This was reflected in the rapid rise in bond yields during the first quarter, which we believe was one of the most important changes in the financial environment so far this year. The jump caused outsized price drops in long-term fixed-income securities and helped fuel the sharp equity-market rotation away from expensively priced growth shares and into value-oriented and cyclical sectors, both in the U.S. and internationally.

With the passage of the latest U.S. fiscal stimulus package, the cumulative amount of U.S. fiscal support since March 2020 totals a remarkable $6 trillion—approaching 30% of U.S. gross domestic product (GDP)1. The Federal Reserve has gone to great lengths to protect the bond market from the rising tide of Treasury issuance with its purchases of outstanding issues. In the 12 months ended March 2021, the Fed bought $2.3 trillion of Treasury securities; the federal deficit amounted to $4.09 trillion over the same period.

Higher bond yields may cause bouts of indigestion for equities but should not derail the bull market. We expect cyclical and value-oriented shares to continue advancing relative to growth and defensively oriented sectors. In most cycles, value shares outperform growth when the yield curve is rising or is especially wide (when rates on long-term Treasury bonds are well above those on short-term securities). Value’s performance against growth bottomed on September 1, and has moved higher with limited interruption ever since.

While value-oriented shares have been making a comeback against growth in the U.S., other countries’ equity markets are making a comeback against the U.S.

As spring arrives and lockdowns end on the back of successful vaccination efforts, we expect the U.K. to experience a strong recovery in consumer demand and business activity that outpaces the rest of Europe.

1“Gross Domestic Product.” U.S. Bureau of Economic Analysis.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

LETTER TO SHAREHOLDERS (Continued)

May 31, 2021 (Unaudited)

U.K. government policy remains supportive in the near-term, but the recently proposed fiscal budget appears rather restrained compared to measures taken in the U.S. by the Biden administration, adding only about 3% of U.K. GDP to the budget deficit for the 2021-to-2022 fiscal year. In the 2023-to-2024 fiscal year and beyond, policy actions are projected to begin reducing the deficit, mostly through increasing the corporation tax rate from 19% to 25% and freezing income-tax thresholds.

Although not as high as the valuation metrics found in the U.S. equity market, shares outside the U.S. still appear expensive. Currently, the MSCI World ex USA Index is priced at almost 17 times the earnings-per-share forecast for the next 12 months, the highest level since 20042.

To repeat, developed-country equity markets still look cheap compared to U.S. equities. The forward price-to-earnings ratio for the MSCI USA Index is above 23. Therefore, the MSCI World ex USA Index trades at an unusually wide 27% discount. Although longer-term growth differentials justify a structurally higher multiple for U.S. equities, rebounding economies and rising interest rates should lead to a narrower valuation gap.

The jump in U.S. bond yields this year has raised investor concerns that emerging markets will be the victims of a 2013-style taper tantrum. Rising rates are a headwind, but we believe emerging economies are generally in a better position to withstand the pressure now than they were eight years ago. Strong growth in the world economy over the next year should help lift most emerging markets.

World trade volumes, for example, had already reached pre-pandemic levels by the end of last year. Over the course of 2021, the expansion in trade should continue. When trade volumes are strong, developing-country equity markets tend to perform well against those of economically advanced countries.

We believe the economic backdrop strongly supports cyclical and value-oriented equities in the emerging markets, just as it does in developed markets. The MSCI Emerging Markets Value Index (total return) is highly correlated with industrial commodity prices, which have already vaulted higher from their year-ago lows.

Demand for metals and other commodities should be stoked by the strengthening manufacturing and construction activity in the U.S. and China, the recovery in Europe and Latin America as vaccines become more widely available, the global push into electric vehicles and other climate projects, and the major infrastructure package that is next on the Biden administration’s to-do list.

Emerging economies also look less susceptible to a 2013-style taper tantrum because their external positions are much healthier today; current account balances as a percentage of GDP are generally much smaller than they were eight years ago.

Emerging-market local-currency and U.S. dollar bond yields have moved higher in the year to date, but the increase has been modest so far. Option-adjusted spreads are still near their lows of the past three years, certainly not qualifying as a taper tantrum.

Granted, some big countries face continuing problems. Besides Turkey, debt dynamics among the larger countries appear most worrying in Brazil and South Africa. However, most of the debt in these two countries is denominated in local currency, allowing their governments to engage in some form of financial repression (like quantitative easing) in order to temper the pressure on their bond markets.

SEI’s base case is an optimistic one. Developing countries will likely take longer than developed nations to reopen fully due to vaccination-distribution challenges. Yet, even these countries will benefit economically from the upswing in developed-market consumer demand.

However, having confidence is not the same as being complacent. Beyond COVID-19 concerns, we expect investors will be increasingly focused on the next multi-trillion dollar U.S. spending package, which will almost certainly include tax increases on corporations and high-income households. Compromises will be needed to keep the Democratic caucus unified.

2 Source: MSCI, SEI

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Generally speaking, the tax and regulatory changes championed by the Biden administration are not considered business- or equity-market friendly, but the same could be said of the economic policies pursued during President Barack Obama’s administration. That did not prevent one of the strongest and most enduring bull-market runs in U.S. history. We caution against making broad asset-allocation changes based on perceived shifts in the political winds.

As for monetary policy, we will be watching whether the U.S. Fed can maintain its stance of a near-zero federal-funds rate through 2023. If the acceleration in inflation proves stronger and longer-lasting than investors expect, bond yields could climb appreciably from today’s levels.

If the Fed accelerates policy rate hikes, we would expect a neutral-to-negative reaction in equities and other risk assets. On the other hand, suppressing the rise in bond yields through even more aggressive policy actions could lead to a weaker U.S. dollar and a sharper investor focus on inflation-hedging. Equity valuations could get even more expensive than they are now as investors grow even more exuberant. Interesting times, indeed.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

LETTER TO SHAREHOLDERS (Concluded)

May 31, 2021 (Unaudited)

Index Definitions

Bloomberg Barclays Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg Barclays Short U.S. Treasury Bills 9-12 Months Index: The index is composed of only U.S. Treasury securities, which are direct obligations of the U.S. government.

Bloomberg Barclays US Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg Barclays US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI USA Minimum Volatility Index: Aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets. The Index consists of 24 developed-market country indexes.

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500® Index: The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. This index is market cap-weighted and includes only common stocks incorporated in the U.S. and its territories.

S&P 500 Index: is an unmanaged, market-weighted index that consists of 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Acadian Asset Management LLC (“Acadian”), Coho Partners, Ltd. (Coho), Fred Alger Management, Inc. (“Alger”), LSV Asset Management (“LSV”), Mar Vista Investment Partners, LLC (“Mar Vista”), and Cullen Capital Management (“Cullen”). During the fiscal year, AJO, LP (“AJO”), was terminated from the Fund, while Acadian was added.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 43.39%. The Fund’s primary benchmark, the Russell 1000® Index—which is used to measure the performance of the U.S. large-cap equity market—returned 42.66%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. equities produced strong returns during the fiscal year as investors became confident that the economy would rebound significantly from the pandemic-driven trough. After the election of Joe Biden and control of the U.S. congress passed to Democrats, U.S. government spending was expected to increase without the gridlock that may have existed if power had been divided between parties. Fiscal stimulus and vaccinations were key reasons for the improved economic outlook. The potential for a significant increase in inflation also remained on investors’ minds.

The financials sector was the best-performing sector during the fiscal year as market sentiment shifted toward value stocks. Banks’ loan loss reserves were determined to be more than necessary for the pandemic crisis, and many companies within the sector were expected to be beneficiaries of rising interest rates. The materials sector also outperformed as many companies within it were expected to benefit from an increase in economic activity and associated rises in consumer product prices. Sectors traditionally considered to be non-cyclical— such as utilities, healthcare and consumer staples—

underperformed as company earnings in these areas were expected to gain little from the economic rebound; their lower-volatility characteristics were also out of favor as investor risk tolerance increased. Small- and mid-cap stocks outperformed relative to larger-capitalization stocks.

In this environment, the Fund outperformed relative to its benchmark due to the Fund’s value tilt and the associated overweight to banks within the financials sector. Although an overweight to materials was beneficial, overweights to the healthcare and consumer staples sectors detracted from results. Underweights to the largest-capitalization stocks and overweights to medium-capitalization stocks were beneficial.

LSV outperformed due to its value exposure and allocation to the financials sector. Coho and Cullen lagged due to their exposure to non-cyclical lower-volatility areas of the market such as consumer staples and healthcare. Alger and Mar Vista also lagged due to an emphasis on growth stocks and limited exposure to commodity-driven companies.

AJO was terminated from the Fund during the reporting period. For the portion of the fiscal year that AJO was in the Fund, the manager outperformed due to an overweight to the consumer discretionary sector and an underweight to the energy sector. Acadian outperformed after it was added during the reporting period due to favorable security selection within the information technology and industrials sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	43.39%	15.47%	14.97%	12.89%	9.07%
Russell 1000® Index	42.66%	18.43%	17.46%	14.41%	9.88%

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Large Cap Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Large Cap Disciplined Equity Fund

I. Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Acadian Asset Management LLC (“Acadian”), Ceredex Value Advisors LLC (“Ceredex”), Coho Partners, Ltd. (“Coho”), Mackenzie Investments Corporation (Mackenzie) and Quantitative Management Associates LLC (“QMA”). During the fiscal period, AJO, LP (“AJO”), was removed from the Fund, while Acadian was added.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 42.00%. The Fund’s primary benchmark, the S&P 500 Index —a capitalization-weighted index consisting of roughly 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 40.32%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. equities produced strong returns during the fiscal year as investors became confident that the economy would rebound significantly from the pandemic-driven trough. After the election of Joe Biden and control of the U.S. congress passed to Democrats, U.S. government spending was expected to increase without the gridlock that may have existed if power had been divided between the parties. Fiscal stimulus and vaccinations were key reasons for the improved economic outlook. The potential for a significant increase in inflation also remained on investors’ minds.

The financials sector was the best-performing sector during the fiscal year as market sentiment shifted toward value stocks. Banks’ loan loss reserves were determined to be more than necessary for the pandemic crisis, and many companies within the sector were expected to be beneficiaries of rising interest rates. The materials sector also outperformed as many companies within it were expected to benefit from an increase in economic activity and associated rises in consumer product prices. Sectors traditionally considered to be non-cyclical— such as utilities, healthcare and consumer staples—

underperformed as company earnings in these areas were expected to gain little from the economic rebound; their lower-volatility characteristics were also out of favor as investor risk tolerance increased. Small- and mid-cap stocks outperformed relative to larger-capitalization stocks.

In this environment, the Fund outperformed relative to its benchmark due to the Fund’s value tilt and the associated overweight to banks within the financials sector. Although an overweight to materials was beneficial, overweights to the healthcare and consumer staples sectors detracted from results. Underweights to the largest-capitalization stocks and overweights to medium-capitalization stocks were beneficial.

Ceredex contributed significantly to favorable Fund performance due to its value exposure, allocation to the financials sector, and favorable security selection within the information technology sector. QMA’s emphasis on value and lower-market capitalization stocks, as well as strong selection within the information technology, financials and consumer discretionary sectors, helped it outperform over the reporting period. Coho lagged due to its exposure to non-cyclical lower-volatility areas of the market such as consumer staples and healthcare. Mackenzie’s performance was held back by an overweight to and security selection within the healthcare sector.

AJO was terminated from the Fund during the reporting period. For the portion of the fiscal year that AJO was in the Fund, the manager outperformed due to an underweight to the energy sector and favorable security selection within the healthcare sector. Acadian outperformed after it was added during the reporting period due to favorable security selection within the information technology and materials sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	42.00%	14.99%	14.72%	13.19%	9.45%
S&P 500 Index	40.32%	18.00%	17.16%	14.38%	10.62%

SEI Institutional Investments Trust / Annual Report / May 31, 2021	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Large Cap Disciplined Equity Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000® Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-advisor as of May 31, 2021 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 42.57%. The Fund’s benchmark, the Russell 1000® Index—which is used to measure the performance of the U.S. large-cap equity market— returned 42.66%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. equities produced strong returns during the fiscal year as investors became confident that the economy would rebound significantly from the pandemic-driven trough. After the election of Joe Biden and control of the U.S. congress passed to Democrats, U.S. government spending was expected to increase without the gridlock that may have existed if power had been divided between parties. In addition, the rollout of COVID-19 vaccines that started in the fourth quarter of 2020 began to reduce the risks around the virus and opened up the pathway for a full economic recovery. The combination of these two major events led to sharp improvements in the economic outlook for the upcoming year, propelling the stock market higher. Along with the improved outlook came concerns that a sharp economic recovery combined with an increase in fiscal spending might result in a significant rise in inflation, which ended up being a factor in the return differentials between the various segments of the U.S. equity market.

The financials sector was the best-performing sector during the fiscal year as market sentiment shifted toward value stocks. Banks’ loan loss reserves were determined to be more than necessary for the pandemic crisis, and many companies within the sector were expected to be beneficiaries of rising interest rates. The materials sector also outperformed as many companies within it were expected to benefit from an increase in economic activity and associated rises in consumer product prices.

Sectors traditionally considered to be non-cyclical—such as utilities, healthcare and consumer staples—underperformed as company earnings in these areas were expected to gain little from the economic rebound; their lower-volatility characteristics were also out of favor as investor risk tolerance increased. Small- and mid-cap stocks outperformed relative to larger-capitalization stocks.

With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Large Cap Index Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class A	42.57%	18.37%	17.41%	14.37%	9.41%
Russell 1000® Index	42.66%	18.43%	17.46%	14.41%	9.88%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-advisor as of May 31, 2021, was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 40.24%. The Fund’s primary benchmark, the S&P 500 Index —a capitalization-weighted index consisting of roughly 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 40.32%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. equities produced strong returns during the fiscal year as investors became confident that the economy would rebound significantly from the pandemic-driven trough. After the election of Joe Biden and control of the U.S. congress passed to Democrats, U.S. government spending was expected to increase without the gridlock that may have existed if power had been divided between parties. In addition, the rollout of COVID-19 vaccines that started in the fourth quarter of 2020 began to reduce the risks around the virus and opened up the pathway for a full economic recovery. The combination of these two major events led to sharp improvements in the economic outlook for the upcoming year, propelling the stock market higher. Along with the improved outlook came concerns that a sharp economic recovery combined with an increase in fiscal spending might result in a significant rise in inflation, which ended up being a factor in the return differentials between the various segments of the U.S. equity market.

The financials sector was the best-performing sector during the fiscal year as market sentiment shifted toward value stocks. Banks’ loan loss reserves were determined to be more than necessary for the pandemic crisis, and many companies within the sector were expected to be beneficiaries of rising interest rates. The materials sector also outperformed as many companies within it were expected to benefit from an increase in economic activity and associated rises in consumer product prices. Sectors traditionally considered to be non-cyclical—such as utilities, healthcare and consumer staples—underperformed as company earnings in these areas were expected to gain little from the economic rebound; their lower-volatility characteristics were also out of favor as investor risk tolerance increased. Small- and mid-cap stocks outperformed relative to larger-capitalization stocks.

With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class A	40.24%	17.95%	17.12%	14.17%
S&P 500 Index	40.32%	18.00%	17.16%	14.21%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 12/18/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Extended Market Index Fund

I. Objective

The Extended Market Index Fund (the “Fund”) seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-advisor as of May 31, 2021 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 62.79%. The Fund’s primary benchmark, the Russell Small Cap Completeness Index—which measures the performance of the Russell 3000 Index companies excluding S&P 500 Index constituents—returned 62.82%.

IV. Fund Attribution

The fiscal year saw impressive market gains and the makings of a secular shift in investor preferences as both the U.S. and global economies began a return to normalcy amid the COVID-19 pandemic. As noted in the shareholder letter, small caps outperformed large caps in this environment, with the Russell 2000 Index returning over 64%, while the Russell 1000 Index returned just under 43%. During the 2020 calendar year, equity markets were largely volatility driven as money flowed between the “stay at home” and “going out” names. These moves tended to be rapid and transitory. In May 2020, an unexpected drop in the unemployment rate boosted markets, but this exuberance was quickly tempered by assessments from the International Monetary Fund and World Bank that the global economy was expected to contract by 5% for the year.

In September, the millionth victim of the COVID-19 outbreak was claimed globally. Though cases had seemed to abate for a time during the late summer, they once again began to rise in the fall as variant strains were identified and met with another round of lockdowns in Europe and more sporadically in the U.S. Fears of yet another wave of outbreaks, combined with little progress on further stimulus from Congress, kept markets in a more cautious stance than in the rebound during the second quarter. The fourth quarter of 2020 was quite a different story, however. Despite some of the worst new case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major indexes. The Russell Small Cap Completeness Index witnessed one of its best quarters of performance on record, returning an astonishing 27.29%.

Markets initially advanced once it became clearer that former Vice President Joe Biden would become the next U.S. president in what would likely be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation. Investor exuberance kicked off in earnest in November after a series of positive vaccine clinical trial results; the enthusiasm was sustained by subsequent emergency use authorizations by the FDA. These events created a shift in preferences from “stay-at-home” stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-volatility factors, while cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday.”

This shift into more cheaply valued names persisted through the end of the reporting period, with value indexes outpacing growth counterparts by significant margins in all asset classes. Vaccine rollouts in developed countries have generally been more successful than initially anticipated and especially so in the U.S. There remains concern among developing and emerging countries, however, as places like India and Brazil face devastating outbreaks. Two additional stimulus packages in the U.S. (one signed by the outgoing President Trump in December and one signed by the newly inaugurated President Biden), the possibility of rising interest rates, and accelerating inflation have made the long duration nature of growth stocks less appealing and the short duration nature of value stocks more appealing. Profitability has remained a headwind, although unprofitable stocks in the core and growth small-cap indexes at long last underperformed in the first quarter of 2021.

During this period, the most economically sensitive areas of the market—energy, consumer discretionary and materials—outperformed, while defensive areas like utilities, real estate and consumer staples underperformed (as did the technology sector). The Fund was passively managed and generally captured the broad performance of its benchmark index, the Russell Small Cap Completeness Index.

14	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Extended Market Index Fund, Class A	62.79%	17.82%	18.21%	14.97%
Russell Small Cap Completeness Index	62.82%	17.75%	18.17%	14.92%

Comparison of Change in the Value of a $100,000 Investment in the Extended Market Index Fund, Class A, versus the Russell Small Cap Completeness Index

1

For the year ended May 31, 2021. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Axiom International Investors, LLC (“Axiom”), EAM Investors, LLC (“EAM”), LMCG Investments, LLC (“LMCG”), Los Angeles Capital Management, LLC (“LA Capital”), LSV Asset Management (“LSV”) and Martingale Asset Management, L.P. (“Martingale”). During the fiscal period, Falcon Point Capital, LLC (“Falcon Point”), was terminated from the Fund.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 63.38%. The Fund’s benchmark, the Russell 2000® Index—which is used to measure the activity of the U.S. small-cap equity market—returned 64.56%.

IV. Fund Attribution

The fiscal year saw impressive market gains and the makings of a secular shift in investor preferences as both the U.S. and global economies began a return to normalcy amid the COVID-19 pandemic. As noted in the shareholder letter, small caps outperformed large caps in this environment, with the Russell 2000 Index returning over 64%, while the Russell 1000 Index returned just under 43%. During the 2020 calendar year, equity markets were largely volatility driven as money flowed between the “stay at home” and “going out” names. These moves tended to be rapid and transitory. In May 2020, an unexpected drop in the unemployment rate boosted markets, but this exuberance was quickly tempered by assessments from the International Monetary Fund and World Bank that the global economy was expected to contract by 5% for the year.

In September, the millionth victim of the COVID-19 outbreak was claimed globally. Though cases had seemed to abate for a time during the late summer, they once again began to rise in the fall as variant strains were identified and met with another round of lockdowns in Europe and more sporadically in the U.S. Fears of yet another wave of outbreaks, combined with little progress on further stimulus from Congress, kept markets in a more cautious stance than in the rebound during the second quarter. The fourth quarter of 2020 was quite a different story, however. Despite some of the worst new case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major indexes. The Russell 2000 Index witnessed its best quarter of performance on record (after having also experienced its worst quarter in the first quarter of 2020), returning an astonishing 31.37%.

Markets initially advanced once it became clearer that former Vice President Joe Biden would become the next U.S. president in what would likely be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation. Investor exuberance kicked off in earnest in November after a series of positive vaccine clinical trial results; the enthusiasm was sustained by subsequent emergency use authorizations by the FDA. These events created a shift in preferences from “stay-at-home” stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-volatility factors, while cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday.”

This shift into more cheaply valued names persisted through the end of the reporting period, with value indexes outpacing growth counterparts by significant margins in all asset classes. Vaccine rollouts in developed countries have generally been more successful than initially anticipated and especially so in the U.S. There remains concern among developing and emerging countries, however, as places like India and Brazil face devastating outbreaks. Two additional stimulus packages in the U.S. (one signed by the outgoing President Trump in December and one signed by the newly inaugurated President Biden), the possibility of rising interest rates, and accelerating inflation have made the long duration nature of growth stocks less appealing and the short duration nature of value stocks more appealing. Profitability has remained a headwind, although unprofitable stocks in the core and growth small-cap indexes at long last underperformed in the first quarter of 2021.

The Fund underperformed its benchmark during the 12 month period despite strong returns in the first quarter of

16	SEI Institutional Investments Trust / Annual Report / May 31, 2021

2021. During this period, the most economically sensitive areas of the market—energy, consumer discretionary and materials—outperformed, while defensive areas like utilities, real estate and consumer staples underperformed (as did the technology sector). On a sector basis, the Fund benefitted from selection within and an underweight to the healthcare sector. Over the last six months of the period, this was one of the worst places to be as speculative, growth-oriented names in biotech and pharmaceuticals underperformed. Selection within the financials sector also contributed, followed by underweights to both real estate and utilities. Financials benefited from expectations of rising rates, as well as a more active economy in general, while defensive areas of the market lagged.

Martingale was the largest detractor as its low-volatility mandate was the worst-performing factor over the last 12 months. Given that the market was volatility-driven for much of the fiscal year, it was not out of the bound of expectations. Axiom also detracted as the manager faced price momentum and quality headwinds and was able to rapidly reorient its portfolio when market sentiment shifted.

LSV contributed and benefited from the shift in investor preferences into cheap cyclical names. LA Capital also was helped by tailwinds to cyclical value, as well as the outperformance of micro-cap stocks following the market rebound in 2020. EAM contributed despite the underperformance of price momentum in late 2020. The manager made quick, large shifts in sector allocations that ultimately benefited performance as cyclical stocks began to outperform. LMCG only mildly contributed to excess return as its stable value mandate did not begin to see outperformance until late in the fiscal year. The manager also had a higher quality exposure (that generally offers downside protection) but faced steep headwinds for much of 2020.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	63.38%	11.91%	13.47%	10.39%	8.92%
Russell 2000® Index	64.56%	13.06%	16.01%	11.86%	9.15%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Small Cap II Fund

I. Objective

The Small Cap II Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: ArrowMark Colorado Holdings, LLC (“ArrowMark”), Copeland Capital Management, LLC (“Copeland”), EAM Investors, LLC (“EAM”), LMCG Investments, LLC (“LMCG”), Los Angeles Capital Management, LLC (“LA Capital”) and Snow Capital Management L.P. (“Snow”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 70.79%. The Fund’s primary benchmark, the Russell 2000® Index—which is used to measure the activity of the U.S. small-cap equity market—returned 64.56%.

IV. Fund Attribution

The fiscal year saw impressive market gains and the makings of a secular shift in investor preferences as both the U.S. and global economies began a return to normalcy amid the COVID-19 pandemic. As noted in the shareholder letter, small caps outperformed large caps in this environment, with the Russell 2000® Index returning over 64%, while the Russell 1000 Index returned just under 43%. During the 2020 calendar year, equity markets were largely volatility driven as money flowed between the “stay at home” and “going out” names. These moves tended to be rapid and transitory. In May 2020, an unexpected drop in the unemployment rate boosted markets, but this exuberance was quickly tempered by assessments from the International Monetary Fund and World Bank that the global economy was expected to contract by 5% for the year.

In September, the millionth victim of the COVID-19 outbreak was claimed globally. Though cases had seemed to abate for a time during the late summer, they once again began to rise in the fall as variant strains were identified and met with another round of lockdowns in Europe and more sporadically in the U.S. Fears of yet another wave of outbreaks, combined with little progress on further stimulus from Congress, kept markets in a more cautious stance than in the rebound during the second quarter. The fourth quarter of 2020 was quite a different story, however. Despite some of the worst new case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major indexes. The Russell 2000® Index witnessed its best quarter of performance on record (after having also experienced its worst quarter in the first quarter of 2020), returning an astonishing 31.37%.

Markets initially advanced once it became clearer that former Vice President Joe Biden would become the next U.S. president in what would likely be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation. Investor exuberance kicked off in earnest in November after a series of positive vaccine clinical trial results; the enthusiasm was sustained by subsequent emergency use authorizations by the FDA. These events created a shift in preferences from “stay-at-home” stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-volatility factors, while cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday.”

This shift into more cheaply valued names persisted through the end of the reporting period, with value indexes outpacing growth counterparts by significant margins in all asset classes. Vaccine rollouts in developed countries have generally been more successful than initially anticipated and especially so in the U.S. There remains concern among developing and emerging countries, however, as places like India and Brazil face devastating outbreaks. Two additional stimulus packages in the U.S. (one signed by the outgoing President Trump in December and one signed by the newly inaugurated President Biden), the possibility of rising interest rates, and accelerating inflation have made the long duration nature of growth stocks less appealing and the short duration nature of value stocks more appealing. Profitability has remained a headwind, although unprofitable stocks in the core and growth small-cap indexes at long last underperformed in the first quarter of 2021.

The Fund outperformed its benchmark during the 12 month period. During this period, the most economically sensitive areas of the market—energy, consumer

18	SEI Institutional Investments Trust / Annual Report / May 31, 2021

discretionary and materials—outperformed, while defensive areas like utilities, real estate and consumer staples underperformed (as did the technology sector). From a sector perspective, the Fund benefited most from selection within the financials sector and an underweight to healthcare. Financials benefited from expectations of rising rates, as well as a more active economy in general, while speculative areas in healthcare like biotech and pharmaceuticals lagged. The Fund also benefited from an overweight to and selection within consumer discretionary, as well as an underweight to real estate. Economically sensitive areas of the market outperformed, while defensives lagged.

Snow was the top performer in the Fund and expertly navigated the tumultuous market during the 2020 calendar year; the manager shifted heavily into the most neglected consumer discretionary and cyclical names at the trough of the drawdown in March and reaped the rewards for the remainder of the fiscal year. Snow also experienced a second wind when cyclical value came more broadly into favor after “Pfizer Monday.” LA Capital also contributed due to strong tailwinds in the micro-cap asset class. EAM contributed, despite some bleak moments for its price momentum investment style, as the manager was able to make quick, large, sector allocation changes into areas of the market that outperformed. LMCG only mildly contributed to excess return as its stable value mandate did not begin to see outperformance until late in the fiscal year. The manager also had a higher quality exposure (that generally offers downside protection) but faced steep headwinds for much of 2020.

Copeland was the largest detractor, as its significant exposure to the quality factor and low volatility faced steep headwinds over the period. ArrowMark detracted as quality growth remained out of favor.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Small Cap II Fund, Class A	70.79%	14.63%	15.60%	13.45%
Russell 2000® Index	64.56%	13.06%	16.01%	13.86%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2021. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Small/Mid Cap Equity Fund

I. Objective

The Small/Mid Cap Equity Fund (the Fund) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: ArrowMark Colorado Holdings, LLC (“ArrowMark”), Axiom International Investors, LLC (“Axiom”), Cardinal Capital Management, LLC (“Cardinal”), Copeland Capital Management, LLC (“Copeland”), Jackson Creek Investment Advisors (“Jackson Creek”) and LSV Asset Management (“LSV”). During the fiscal period, 361 Capital LLC was terminated from the Fund, while Jackson Creek was added.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 59.08%. The Fund’s primary benchmark, the Russell 2500® Index—which measures the performance of the small- to mid-cap segment of the U.S. equity universe—returned 60.45%.

IV. Fund Attribution

The fiscal year saw impressive market gains and the makings of a secular shift in investor preferences as both the U.S. and global economies began a return to normalcy amid the COVID-19 pandemic. As noted in the shareholder letter, small caps outperformed large caps in this environment, with the Russell 2000 Index returning over 64%, while the Russell 1000 Index returned just under 43%. During the 2020 calendar year, equity markets were largely volatility driven as money flowed between the “stay at home” and “going out” names. These moves tended to be rapid and transitory. In May 2020, an unexpected drop in the unemployment rate boosted markets, but this exuberance was quickly tempered by assessments from the International Monetary Fund and World Bank that the global economy was expected to contract by 5% for the year.

In September, the millionth victim of the COVID-19 outbreak was claimed globally. Though cases had seemed to abate for a time during the late summer, they once again began to rise in the fall as variant strains were identified and met with another round of lockdowns in Europe and more sporadically in the U.S.

Fears of yet another wave of outbreaks, combined with little progress on further stimulus from Congress, kept markets in a more cautious stance than in the rebound during the second quarter. The fourth quarter of 2020 was quite a different story, however. Despite some of the worst new case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major indexes. The Russell 2500® Index witnessed its best quarter of performance on record, returning an astonishing 27.41%.

Markets initially advanced once it became clearer that former Vice President Joe Biden would become the next U.S. president in what would likely be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation. Investor exuberance kicked off in earnest in November after a series of positive vaccine clinical trial results; the enthusiasm was sustained by subsequent emergency use authorizations by the FDA. These events created a shift in preferences from “stay-at-home” stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-volatility factors, while cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday.”

This shift into more cheaply valued names persisted through the end of the reporting period, with value indexes outpacing growth counterparts by significant margins in all asset classes. Vaccine rollouts in developed countries have generally been more successful than initially anticipated and especially so in the U.S. There remains concern among developing and emerging countries, however, as places like India and Brazil face devastating outbreaks. Two additional stimulus packages in the U.S. (one signed by the outgoing President Trump in December and one signed by the newly inaugurated President Biden), the possibility of rising interest rates, and accelerating inflation have made the long duration nature of growth stocks less appealing and the short duration nature of value stocks more appealing. Profitability has remained a headwind, although unprofitable stocks in the core and growth small-cap indexes at long last underperformed in the first quarter of 2021.

The Fund underperformed its benchmark during the 12 month period. During this period, the most economically sensitive areas of the market—energy, consumer

20	SEI Institutional Investments Trust / Annual Report / May 31, 2021

discretionary and materials—outperformed, while defensive areas like utilities, real estate and consumer staples underperformed (as did the technology sector). From a sector perspective, the Fund benefitted from selection within the financials, healthcare and real estate sectors, as well as underweights to healthcare and real estate.

Copeland was the largest detractor as its exposure to the quality factor and low volatility faced steep headwinds over the period. Cardinal detracted and was hurt by poor stock selection. Axiom detracted as the manager faced headwinds to its price momentum and quality style. ArrowMark detracted as its quality growth exposure remained out of favor.

LSV and Jackson Creek both contributed. LSV benefited from the shift in investor preferences into cheap cyclical names, while Jackson Creek benefited from a similar effect as returns to its earnings revisions investment style became correlated with the cheapest names in the market.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small/Mid Cap Equity Fund, Class A	59.08%[2]	12.65%	13.99%	11.14%	9.72%
Russell 2500® Index	60.45%	15.06%	16.06%	12.48%	10.83%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500® Index

1

For the year ended May 31, 2021. Past performance is no indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

U.S. Equity Factor Allocation Fund

I. Objective

The U.S. Equity Factor Allocation Fund (the “Fund”) seeks the long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (“SIMC”). There were no manager changes made during the fiscal period. SIMC will invest directly in equity securities utilizing a quantitative style of investing which uses a model-based approach to facilitate investment decisions. The quantitative method used by the Fund categorizes and selects securities based on specific characteristics (factors) determined by the Investment Advisor. Such factors may include security characteristics such as volatility, value, size or share price performance. The Investment Advisor uses its judgment and model-based systems to assess the factors used and to determine the weights allotted to those factors in portfolio construction. Based on market opportunities, and at its discretion, the Investment Advisor may tilt the Fund’s factor exposures by changing its allocation to the factors. The Investment Advisor may add, remove or modify certain factors in its model depending on investment research or market conditions. Additionally, the Investment Advisor may also take into account environmental, social and governance (“ESG”) factors when constructing the Fund’s investment portfolio. The Investment Advisor’s use of ESG considerations is not primarily based on investment or market considerations.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 46.54%. The Fund’s primary benchmark, the Russell 3000® Index—which represents approximately 98% of the investable U.S. equity market and measures the equity performance of the 3000 largest U.S. companies—returned 43.91%.

IV. Fund Attribution

As noted in the shareholder letter, the COVID-19 pandemic continued to dominate the global economic environment during the fiscal year, overshadowing even the U.S. presidential election; global cases and deaths exceeded 150 million and 3 million, respectively, by the end of the reporting period. The major turning point during the last 12 months was the development of vaccines during the last quarter of 2020. Governments around the world (including the U.S.) provided fiscal stimulus and committed to keeping loose monetary policy to help economies recover following the imposition of travel restrictions, social distancing and lockdowns that had been introduced to stem the virus spread. The arrival of the vaccines, approval by regulators and roll-out provided a glimmer of hope for the reopening of the global economy. Stock markets reacted positively to these developments, especially those areas most impacted by the lockdown measures that began to loosen toward the latter part of the 12 months. Value and cyclical stocks initially benefited from the reopening and recovery following the vaccine announcement; they continued to outperform in 2021 as concerns rose about rising inflation expectations and long-term interest rates. The first three months of 2021 were the best quarter for the Russell 1000 Value Index (compared to the Russell 1000 Index) since the technology bubble burst 20 years ago.

The Fund outperformed its benchmark during the fiscal year. Helped by its cyclical exposure, value outperformed, especially post vaccine rollouts, as the global reopening and recovery accelerated. Momentum was also positive, as earnings revisions rotated out of technology (which had benefited from the lockdown) toward the recovery beneficiaries (cyclicals). However, stability underperformed, as the bond proxy and defensive nature of low volatility and profitability were less appreciated as the recovery took hold and worries about long-term interest rates developed.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
U.S. Equity Factor Allocation Fund, Class A	46.54%	16.92%	17.00%
Russell 3000® Index	43.91%	18.03%	18.19%

22	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Comparison of Change in the Value of a $100,000 Investment in the U.S. Equity Factor Allocation Fund, Class A, versus the Russell 3000® Index

[1]

For the year ended May 31, 2021. Class A shares were offered beginning 4/26/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: LSV Asset Management (“LSV”) and Wells Capital Management, Inc. (“Wells”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 28.60%. The Fund’s primary benchmark—the Russell 3000® Index—which represents approximately 98% of the investable U.S. equity market and measures the equity performance of the 3000 largest U.S. companies—returned 43.91%.

IV. Fund Attribution

The 12 months ending May 31, 2021 were challenging for low-volatility investing as the global economy continued to recover from a recession caused by the COVID-19 outbreak. The announcement of a successful vaccination trial by Pfizer and BioNTech in November 2020 was the key development on the pandemic front that triggered a remarkable turnaround in equity market dynamics. Growing optimism about the economic reopening propelled riskier assets and pro-cyclical areas of the market that would likely benefit from the resumed business activities, leaving “stay-at-home” stocks behind. Previously oversold, attractively priced names bounced back in what was the best time for value strategies in decades, while high-growth themes and many popular “Big Tech” stocks struggled. As noted in the shareholder letter, mass vaccination campaigns and generous government stimulus measures—including a $1.9 trillion relief bill—further reinforced positive sentiment for a global recovery. However, high government spending spurred inflation fears and concerns about rising interest rates that triggered some bouts of volatility in equity markets.

By design, low-volatility strategies could not keep up with the market in a “risk-on” rally and also suffered from their higher sensitivity to interest-rate movements.

Defensive utilities, healthcare and consumer staples were among the worst-performing sectors. Instead, gains were concentrated in economically sensitive areas better positioned for the recovery environment, including financials, consumer discretionary and materials.

The Fund delivered a meaningful risk reduction (as measured by the standard deviation of its daily returns) compared to its benchmark and posted positive total returns in a constructive environment for global equities. Overall performance was constrained by pronounced headwinds to low-volatility investing in a strong market rebound, which is consistent with the Fund’s philosophy by construction. On the positive side, the Fund’s additional focus on attractively valued securities within the low-volatility space and diversification objectives translated into an underweight to the “Big Tech” group of stocks, which was beneficial and helped to somewhat soften unfavorable market trends.

Wells detracted most and was held back by its deeper low-volatility exposure, with positive size effects muted by additional trend-following inputs in its return model. LSV’s performance proved to be stronger thanks to a less pronounced low-volatility tilt in conjunction with additional valuation awareness. While the value comeback felt stronger within the higher-volatility space, a preference for cheaper securities on the defensive side arguably contributed to the manager’s returns.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A	28.60%	11.15%	11.02%	11.86%	13.06%
Russell 3000® Index	43.91%	18.03%	17.36%	14.21%	15.73%
75/25 Blended Benchmark of MSCI USA Minimum Volatility Index & Russell 3000® Value Index[2]	26.31%	13.63%	12.72%	12.75%	13.79%

24	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, versus the Russell 3000® Index and the 75/25 Blended Benchmark of the MSCI USA Minimum Volatility Index and the Russell 3000® Value Index (“Secondary Benchmark”)

[1]

For the year ended May 31, 2021. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 75/25 Blended Benchmark, which consists of the MSCI USA Minimum Volatility Index and the Russell 3000 Value Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflect the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad global equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Acadian Asset Management LLC (“Acadian”), LSV Asset Management (“LSV”) and Wells Capital Management, Inc. (“Wells”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 23.93%. The Fund’s primary benchmark, the MSCI World Index (Net)—a capitalization-weighted index that is designed to measure the equity market performance of developed markets—returned 40.63%.

IV. Fund Attribution

The 12 months ending May 31, 2021 were challenging for low-volatility investing as the global economy continued to recover from a recession caused by the COVID-19 outbreak. The announcement of a successful vaccination trial by Pfizer and BioNTech in November 2020 was the key development on the pandemic front that triggered a remarkable turnaround in equity market dynamics. Growing optimism about the economic reopening propelled riskier assets and pro-cyclical areas of the market that would likely benefit from the resumed business activities, leaving “stay-at-home” stocks behind. Previously oversold, attractively priced names bounced back in what was the best time for value strategies in decades, while high-growth themes and many popular “Big Tech” stocks struggled. As noted in the shareholder letter, mass vaccination campaigns and generous government stimulus measures—including a $1.9 trillion relief bill—further reinforced positive sentiment for a global recovery. However, high government spending spurred inflation fears and concerns about rising interest rates that triggered some bouts of volatility in equity markets.

By design, low-volatility strategies could not keep up with the market in a “risk-on” rally and also suffered from their higher sensitivity to interest-rate movements. Defensive utilities, healthcare and consumer staples were among the worst-performing sectors. Instead, gains were concentrated in economically sensitive areas better positioned for the recovery environment, including financials, consumer discretionary and materials.

The Fund delivered a meaningful risk reduction (as measured by the standard deviation of its daily returns) compared to its benchmark and posted positive total returns in a constructive environment for global equities. Overall performance was constrained by pronounced headwinds to low-volatility investing in a strong market rebound, which is consistent with the Fund’s philosophy by construction. On the positive side, the Fund’s additional focus on attractively valued securities within the low-volatility space and diversification objectives translated into an underweight to the “Big Tech” group of stocks, which was beneficial and helped to somewhat soften unfavorable market trends.

Acadian detracted most and was impacted by a combination of unfavorable sector and country positioning, notably a sizable allocation to the consumer staples sector and exposure to Japan, as well as higher interest-rate sensitivity. LSV outperformed thanks to a less pronounced low-volatility tilt in conjunction with additional valuation awareness. While the value comeback felt stronger within the higher-volatility space, a preference for cheaper securities on the defensive side arguably contributed to the manager’s returns.

The Fund also used derivatives to hedge currency risk. For the fiscal year, hedging currency risk had a negative effect in the environment of a weakening U.S. dollar against major currencies.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class A	23.93%	8.13%	9.04%	9.98%
MSCI World Index (Net)	40.63%	14.41%	14.23%	14.97%
MSCI World Minimum Volatility Index (Net)	17.00%	9.87%	9.14%	10.25%

26	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Comparison of Change in the Value of a $100,000

Investment in the Global Managed Volatility Fund, Class

A, versus the MSCI World Index (Net) and MSCI World

Minimum Volatility Index (Net)

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 1/29/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

World Equity Ex-US Fund

I. Objective

The objective of the World Equity Ex-US Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Acadian Asset Management LLC (“Acadian”), AllianceBernstein L.P. (“AllianceBernstein”) Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (Macquarie), JO Hambro Capital Management Limited (“JO Hambro”), Lazard Asset Management LLC (“Lazard”), McKinley Capital Management, LLC (“McKinley”), and Wells Capital Management, Inc (“Wells”). During the year, Baillie Gifford Overseas Ltd. (“Baillie Gifford”) was removed from the Fund and Lazard and Macquarie were added.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 44.29%. The Fund’s primary benchmark—the MSCI All Country World Ex-US Net— returned 42.78%.

IV. Fund Attribution

As noted in the shareholder letter, equity markets rallied during the fiscal period, driven by a boost to investor sentiment in November when news of the Pfizer vaccine was announced. In developed markets, both the vaccine rollout and the subsequent economic recovery were slow relative to the U.S. as concerns over safety and slow government implementation initially impeded vaccination progress. However, investors looked past the short-term headwinds and bid up equity prices as the economic outlook became more positive. With light at the end of the pandemic tunnel, higher inflation expectations made an appearance, as the combination of reopening economies, pent-up demand, supply bottlenecks, and continued support from both monetary and fiscal policies drove up prices for commodities and consumer goods and services. This triggered a surge in 10-year government bond yields and an equity rotation from momentum and growth stocks (stay-at-home winners) into value and cyclical stocks that continued into 2021. In emerging markets (“EM”), Asian equities led the market prior to the vaccine news as index heavyweights in the internet and e-commerce industries, as well as companies in the technology supply chain, benefited from consumers staying at home and the acceleration of technology trends. Other EM regions in Latin America and the Middle East lagged as equities in those regions were more economically sensitive, and their economies were slow to contain the virus outbreak. The vaccine news, alongside a series of regulatory initiatives by the Chinese government into the country’s large technology giants, triggered a similar rotation from momentum and pandemic winners into value and pandemic losers. Internet and e-commerce names in China lagged, while cyclicals gained; Asian equities underperformed other regions as news of a vaccine generally benefited countries that were slow to deal with the outbreak.

Technology was the best-performing sector during the fiscal year due to strong demand for technology-driven services and products like semiconductors. This was followed by strong performance from materials as commodities were in heavy demand from both the increased importance in technology supply chains and the reopening trade. Healthcare and consumer staples were the worst-performing sectors as investors chased higher volatility stocks and shunned slower growing parts of the market. Other defensive sectors in utilities and real estate also lagged.

The Fund outperformed its benchmark during the period due to a timely rotation from momentum and stability into value before the vaccine announcement. Overweights to and selection within the industrials and consumer discretionary sectors contributed as managers were able to capitalize on opportunities from the reopening trade. Poor security selection within the technology and healthcare sectors were the biggest detractors. From a regional perspective, positive results in EM Asia within the technology and financials sectors added to performance, as did strong selection within North America. EM Latin America and EM EMEA regions were the two biggest regional detractors due to an underweight to cyclicals, which rallied following the vaccine announcement.

Wells was the biggest contributor, while AllianceBernstein was the second biggest; both benefited from positive tailwinds for value. Baillie Gifford also contributed and benefited from a tailwind to companies experiencing faster sales and earnings growth before the vaccine news. Acadian benefited by capitalizing on tailwinds to momentum and then value. Macquarie and Lazard contributed by a small amount due to general headwinds to stability in 2021. McKinley also contributed slightly, although negative performance

28	SEI Institutional Investments Trust / Annual Report / May 31, 2021

following the vaccine news offset positive performance before the announcement.

JO Hambro underperformed the benchmark and was the only detractor due to stronger biases toward price momentum and growth, as well as a more concentrated portfolio.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	44.29%[2]	9.80%	12.00%	6.28%	6.07%
MSCI All Country World Ex-US Net Index	42.78%	8.93%	10.88%	5.36%	6.15%

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the MSCI All Country World Ex-US Net Index

¹

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Screened World Equity Ex-US Fund

I. Objective

The Screened World Equity Ex-US Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Acadian Asset Management LLC (“Acadian”), Lazard Asset Management LLC (“Lazard”), McKinley Capital Management, LLC (“McKinley”), and Wells Capital Management, Inc. (“Wells”). During the fiscal period, Baillie Gifford Overseas Ltd (“Baillie Gifford”) was removed from the Fund, while Lazard was added.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 48.54%. The Fund’s primary benchmark—the MSCI All Country World Ex-US (Net) returned 42.78%.

IV. Fund Attribution

As noted in the shareholder letter, equity markets rallied during the fiscal period, driven by a boost to investor sentiment in November when news of the Pfizer vaccine was announced. In developed markets, both the vaccine rollout and the subsequent economic recovery were slow relative to the U.S. as concerns over safety and slow government implementation initially impeded vaccination progress. However, investors looked past the short-term headwinds and bid up equity prices as the economic outlook became more positive. With light at the end of the pandemic tunnel, higher inflation expectations made an appearance, as the combination of reopening economies, pent-up demand, supply bottlenecks, and continued support from both monetary and fiscal policies drove up prices for commodities and consumer goods and services. This triggered a surge in 10-year government bond yields and an equity rotation from momentum and growth stocks (stay-at-home winners) into value and cyclical stocks that continued into 2021. In emerging markets (“EM”), Asian equities led the market prior to the vaccine news as index heavyweights in the internet and e-commerce industries, as well as companies in the technology supply chain, benefited from consumers staying at home and the acceleration of technology trends. Other EM regions in Latin America and the Middle East lagged as equities in those regions were more economically sensitive, and their economies were slow to contain the virus outbreak. The vaccine news, alongside a series of regulatory initiatives by the Chinese government into the country’s large technology giants, triggered a similar rotation from momentum and pandemic winners into value and pandemic losers. Internet and e-commerce names in China lagged, while cyclicals gained; Asian equities underperformed other regions as news of a vaccine generally benefited countries that were slow to deal with the outbreak.

Technology was the best-performing sector during the fiscal year due to strong demand for technology-driven services and products like semiconductors. This was followed by strong performance from materials as commodities were in heavy demand from both the increased importance in technology supply chains and the reopening trade. Healthcare and consumer staples were the worst-performing sectors as investors chased higher volatility stocks and shunned slower growing parts of the market. Other defensive sectors in utilities and real estate also lagged.

The Fund outperformed its benchmark during the period due to a timely rotation from stability into value before the vaccine announcement. Overweights to and strong selection within the industrials and consumer discretionary sectors were the most significant contributors. The reopening trade also benefited an overweight to the materials sector. Financials and healthcare were the biggest detractors due to weak results in banks and company specifics within healthcare. From a regional perspective, EM Asia and North America were the biggest contributors. Positive results within technology and consumer names in Asia contributed, as did most sectors in North America (with the exception of financials and real estate). EM Latin America and EM EMEA were the two biggest detractors due to an undersized exposure to cyclicals, which had strong performance as part of the reopening trade.

From a manager perspective, Acadian was the biggest contributor due to tailwinds from momentum early in the period and to value after the vaccine announcement. Wells also contributed due to the value tailwind. Baillie Gifford added to returns and benefited from positive tailwinds to companies with strong sales and earnings growth prior to the vaccine announcement; McKinley also contributed due to positive tailwinds to momentum prior to the vaccine announcement. Lazard added to Fund outperformance through positive security selection. No managers detracted during the period.

30	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Screened World Equity Ex-US Fund, Class A	48.54%	11.61%	14.31%	7.33%	5.08%
MSCI All Country World Ex-US Net Index	42.78%	8.93%	10.88%	5.36%	4.16%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2021. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

World Select Equity Fund

I. Objective

The objective of the World Select Equity Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: AS Trigon Asset Management, Fiera Capital Inc. (“Fiera”), Fondmaeglerselskabet Maj Invest A/S (“Maj Invest”), INTECH Investment Management LLC (“INTECH”), LSV Asset Management (“LSV”), Mackenzie Investments Corporation, Metropole Gestion SA, Poplar Forest Capital LLC (“Poplar Forest”), Rhicon Currency Management Pte Ltd (“Rhicon”), Sompo Japan Nipponkoa Asset Management Co., Ltd., and Towle & Co (“Towle”). SIMC also directly manages a portion of the Fund’s assets. No sub-advisor changes were made during the fiscal year.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 54.06%. The Fund’s primary benchmark—the MSCI All Country World Net Index— returned 41.85%.

IV. Fund Attribution

Global economies continued to recover during the fiscal period following a recession caused by the COVID-19 outbreak. As noted in the shareholder letter, the announcement of successful vaccination trials by Pfizer and BioNTech in November 2020 was the key development on the pandemic front that triggered a remarkable turnaround in equity market dynamics. Growing optimism about the economic reopening propelled riskier assets and pro-cyclical areas of the market that might benefit from resumed business activities, leaving “stay-at-home” stocks behind. The mass vaccination campaigns that followed, as well as generous government stimulus measures (including a $1.9 trillion relief bill in the U.S.), further supported positive sentiment for the global recovery. However, high government spending spurred inflation fears later in the period, and concerns about rising interest rates triggered some bouts of volatility in equity markets.

Vaccine hopes reversed stock markets trends; previously oversold, but attractively priced names bounced back in what was the best time for value strategies in decades.

High-growth themes and many popular “Big Tech” stocks struggled amid higher long-term interest rates and overregulation fears. Low-volatility securities performed worst in the risk-on rally, also suffering from higher sensitivity to interest-rate movements.

The Fund outperformed its benchmark and benefited from pro-cyclical positioning implemented through a higher allocation to fundamental value managers. Tactically higher exposure to attractively valued areas of the market, diversification objectives and overall positive stock specifics were key contributors to Fund returns during the fiscal year. At the sector level, a preference for cheap and economically sensitive sectors, particularly financials, materials and industrials, at the cost of exposure to the defensive healthcare and utilities sectors also helped.

Local managers, being value-oriented by Fund construction, strongly rebounded on vaccine optimism and enjoyed style tailwinds for the rest of the period. Towle, Poplar and Metropole were among noticeable contributors at the Fund level. Towle’s higher-volatility, deeper-value strategy, with a focus on small-capitalization names benefited in the market rotation that followed the vaccine news and rollout. The manager’s portfolio was best positioned for early stages of economic recovery and benefited from the rebound of deeply depressed names, especially within the consumer discretionary space. Both Poplar and Metropole similarly benefited from a favorable environment for attractively valued, higher-volatility names, greater diversity levels and positive stock selection. Poplar was helped most by its pro-cyclical stance in financials, whereas Metropole outperformed thanks to positions in materials and financials, as well as an underweight to healthcare.

The performance of global managers was mixed. SIMC’s and Mackenzie’s implementations of momentum navigated the changing market environment well thanks to an emphasis on the earnings revision component of their investment processes, which prompted early rotation into reopening plays. AS Trigon, an emerging-Europe manager, benefited from tailwinds for Central Europe (reopening) and Russia (oil, commodity prices and Putin-Biden meeting), which helped propel its portfolio far ahead of the broad European market. By contrast, Fiera’s portfolio both Maj Invest and Fiera were hurt by portfolios of more stable, higher-quality stocks and, while LSV’s managed-volatility strategy could not keep up with the risk rally.

32	SEI Institutional Investments Trust / Annual Report / May 31, 2021

On the positive side, Rhicon, the Fund’s currency specialist, benefitted from the environment of increased currency volatility and provided some diversification to value-oriented managers, especially in the first half of the period.

Any frictional cash positions in the portfolio were equitized through index futures to be fully invested in the market at all times.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Three Year Return	Annualized Inception to Date
World Select Equity Fund, Class A	54.06%	10.54%	11.87%
MSCI All Country World Net Index	41.85%	13.86%	14.46%

Comparison of Change in the Value of a $100,000 Investment in the World Select Equity Fund, Class A, versus the MSCI All Country World Net Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/17. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisors as of May 31, 2021: Causeway Capital Management LLC (“Causeway”), JO Hambro Capital Management Limited (“JO Hambro”), KBI Global Investors (North America) Ltd. (“KBI”), Robeco Asset Management (“Robeco”), RWC Asset Advisers (US) LLC (“RWC”) and WCM Investment Management (“WCM”). During the period AllianceBernstein L.P. (“AllianceBernstein”) was removed from the lineup while Robeco was added.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 54.23%. The Fund’s primary benchmark—the MSCI EFM (“Emerging + Frontier Markets”) Index (Net)—returned 50.73%.

IV. Fund Attribution

During the fiscal period, equity markets rallied, driven by a boost to investor sentiment in November when news of the Pfizer vaccine was announced. In emerging markets, Asian equities led the market prior to the vaccine news; as noted in the shareholder letter, index heavyweights in the internet and e-commerce industries, as well as companies in the technology supply chain, benefited from consumers staying at home and the acceleration of technology trends. Other emerging-market (“EM”) regions in Latin America and the Middle East lagged as equities in those regions were more economically sensitive, and their economies were slow to contain the virus outbreak. The vaccine news, alongside a series of regulatory initiatives by the Chinese government affecting the country’s technology giants, triggered a similar rotation from momentum and pandemic winners into value and pandemic losers. Internet and e-commerce names in China lagged, while cyclicals gained; Asian equities underperformed other regions as news of a vaccine generally benefited countries that were slow to deal with the outbreak. Despite political interference in Turkish monetary policy, countries in the Middle East and Russia benefited from rising oil prices. Latin American countries benefited from broadly higher commodity prices, as well as positive sentiment around economic reopenings. EM small caps outperformed broader EM during the reporting period, led by strong returns in the materials and industrials sectors, which benefited from continued semiconductor strength and supply-chain bottlenecks from the reopening trade. Frontier equities lagged the broader EM index during the period, failing to match the EM rally before the vaccine announcement and afterward. Headwinds to frontier equities included a dearth of technology stocks that were resilient to stay-at-home pandemic headwinds, as well as a greater dependency on international revenue streams like tourism.

Technology was the best-performing sector during the fiscal year due to strong demand for technology-driven services and products like semiconductors. This was followed by strong performance from materials as commodities were in heavy demand from both the increased importance in technology supply chains and the reopening trade. Real estate and utilities were the biggest laggards during the period as investors favored risk-on, high-volatility stocks in place of lower-volatility sectors. Consumer staples also lagged.

The Fund outperformed its benchmark during the period. Positive security selection within the consumer discretionary sector was the biggest contributor due to beneficial company results in e-commerce names. This was followed by strong gains in the financials sector where selection was strong in banks. Technology was the only significant detractor due to weak selection within software, as well as an underweight to large technology hardware companies that benefited from the sector’s outperformance. Consumer staples detracted slightly, with negative results from food retailing offsetting positive gains in household and personal products. From a regional perspective, EM Asia was the biggest contributor due to the Fund’s structural underweight to China and positive company specifics in Taiwan. Companies listed in North America that serve emerging and frontier markets (e-commerce and commodity companies) helped North America become the second-biggest regional contributor. The U.K. was the only regional detractor due to poor security selection.

WCM was the greatest contributor due to strong outperformance through November on the back of a stability tailwind. JO Hambro contributed thanks to tailwinds to its momentum style. RWC outperformed and was helped by exposure to the materials sector. Causeway was aided by a slight value tailwind and positive security selection across the technology and

34	SEI Institutional Investments Trust / Annual Report / May 31, 2021

communication services sectors. Robeco was added to the Fund during the reporting period and was helped by value tailwinds in 2021.

AllianceBernstein was the biggest detractor due to headwinds to frontier markets for much of the manager’s tenure in 2020 before being removed. KBI also detracted, with its value-driven outperformance in 2021 not enough to offset the headwind to value in 2020.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class A	54.23%[2]	9.37%	12.32%	7.08%
MSCI Emerging + Frontier Markets Index (Net)	50.73%	9.60%	13.76%	7.03%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A, versus the MSCI Emerging + Frontier Markets Index (Net)

1

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 10/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Ares Management LLC (“Ares”), Manulife Investment Management (US) LLC (“Manulife”), Schroder Investment Management North America Inc. (“Schroder”) and Wellington Management Company, LLP (“Wellington”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 6.96%. The Fund’s benchmark—the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index—returned 0.28%.

IV. Fund Attribution

As noted in the shareholder letter, the Federal Reserve (“Fed”) provided unprecedented support for financial markets prior to the start of the reporting period after the onset of the global pandemic in March 2020. Initially, the Fed cut rates to 0%; the central bank also provided additional support through the launch of several lending facilities to improve liquidity and market functioning. As a result of these unprecedented actions, all spread sectors outperformed comparable Treasurys during the fiscal year. Specific to the corporate market, the launch of the Secondary Market Corporate Credit Facility—which purchased both corporate exchange-traded funds and individual corporate bonds—supported the corporate credit markets, leading to record issuance and strong excess returns during the period. In November, the announcement and deployment of a viable COVID-19 vaccine shifted attention toward a broad reopening of the U.S. economy and further supported risk assets. After record low yields earlier in the fiscal year, inflation expectations increased as investors became concerned that pent-up demand, coupled with record fiscal stimulus, would spur inflation; 10-year Treasury yields rose by 81 basis points during the first quarter of 2021, and the yield curve steepened. Record fiscal stimulus, along with the prospect for additional fiscal spending, resulted in strong first-quarter GDP of 6.8%, with economists raising projections for double-digit growth in the second quarter. Despite a slow rollout, vaccine momentum eventually increased, resulting in a rebound in employment and lowering the unemployment rate to 6%, down from a peak of 15% just prior to the start of the reporting period.

Across the rating spectrum, BBB outperformed higher- quality counterparts as riskier assets continued to rally with the improvement of vaccination rates and the easing of social restrictions. Corporates weren’t the only spread sector that the Fed provided support for throughout the year. After initial purchases were unlimited, the Fed moved to monthly asset purchases of both $80 billion in Treasurys and $40 billion in agency mortgage-backed securities (“MBS”) throughout the remainder of the year. With the shift in attention toward a robust reopening, markets increasingly reflected the prospect that the Fed would begin to taper these purchases sooner than expected, resulting in higher yields for the period and negative absolute returns. Elsewhere in the securitized market, asset-backed securities (“ABS”) were backstopped by the Term Asset-Backed Securities Loan Facility, along with consumer incomes that held up well as many employers successfully moved to working from home. Commercial mortgage-backed securities (“CMBS”) initially lagged but rebounded later in the period, with worst-case scenarios for commercial property averted, after the vaccination effort improved. The housing market benefited from record-low mortgage rates and strong demand from people moving from cities to single-family residences in more suburban locations. Non-agency mortgages benefited from this, as did forbearance programs.

While rates at the front end of the curve remained pegged near 0%, longer-term yields increased over the course of the fiscal year as inflation expectations increased following concerns that sizable stimulus and pent-up demand would lead to consumer price increases. Because of record low yields at the front end of the yield curve, demand for short-term spread product was strong, buoying the performance of the securitized sector and institutional loans. Longer-term yields were higher; 5-year yields rose by 50 basis points over the 12 month period, while the 10-year and 30-year yields increased by 94 and 87 basis points, respectively. The rise in yields led to negative returns in Treasurys. All non-Treasury sectors generated both positive absolute and excess returns during the period, especially for shorter-term bonds as spreads narrowed past pre-pandemic levels. The 3-month London interbank offered rate

36	SEI Institutional Investments Trust / Annual Report / May 31, 2021

(“Libor”) began the fiscal year at 0.34% and ended at a record low of 0.13%.

The Fund’s allocation to institutional loans was the primary driver of outperformance as the loan market posted positive returns in each month during the fiscal year. The Fund’s allocation to securitized sectors enhanced returns as those sectors benefited from the pace of reopening, as well as demand for yield at the front end of the curve. Positions in non-agency mortgages and consumer-related ABS (home-equity loans) continued to add as the recovery progressed. AAA rated collateralized loan obligations (“CLO”) outperformed for the reporting period as well. Within ABS, allocations to consumer and student loans benefited returns.

All four sub-advisors outperformed the Fund’s benchmark. Ares was the best-performing manager due to the outperformance of bank loans over Libor for the period. Schroder and Manulife outperformed due to allocations and overweights to securitized sectors (ABS, CMBS and agency and non-agency mortgages). Wellington’s allocations to corporates, corporate ABS and high-quality CLOs all added to performance.

The Fund used Treasury futures and to-be-announced (“TBA”) forward contracts to manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Opportunistic Income Fund, Class A	6.96%[2]	3.50%	3.69%	3.21%	1.46%
ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index	0.28%	1.71%	1.48%	0.90%	1.38%

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index

1

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

2	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Jennison Associates LLC (“Jennison”), MetLife Investment Management, LLC (“MetLife”), Metropolitan West Asset Management LLC (“MetWest”), Wells Capital Management, Inc. (“Wells Capital”), Western Asset Management Company (“Western”) and Western Asset Management Company Limited. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 1.00%. The Fund’s primary benchmark, the Bloomberg Barclays US Aggregate Bond Index—a capitalization-weighted index that measures the performance of intermediate-term investment-grade bonds in the U.S.—returned -0.40%.

IV. Fund Attribution

As noted in the shareholder letter, the Federal Reserve (“Fed”) provided unprecedented support for financial markets prior to the start of the reporting period after the onset of the global pandemic in March 2020. Initially, the Fed cut rates to 0%; the central bank also provided additional support through the launch of several lending facilities to improve liquidity and market functioning. As a result of these unprecedented actions, all spread sectors outperformed comparable Treasurys during the fiscal year. Specific to the corporate market, the launch of the Secondary Market Corporate Credit Facility—which purchased both corporate exchange-traded funds and individual corporate bonds—supported the corporate credit markets, leading to record issuance and strong excess returns during the period. In November, the announcement and deployment of a viable COVID-19 vaccine shifted attention toward a broad reopening of the U.S. economy and further supported risk assets. After record low yields earlier in the fiscal year, inflation expectations increased as investors became concerned that pent-up demand, coupled with record fiscal stimulus, would spur inflation; 10-year Treasury yields rose by 81 basis points during the first quarter of 2021, and the yield curve steepened. Record fiscal stimulus, along with the prospect for additional fiscal spending, resulted in strong first-quarter GDP of 6.8%, with economists raising projections for double-digit growth in the second quarter. Despite a slow rollout, vaccine momentum eventually increased, resulting in a rebound in employment and lowering the unemployment rate to 6%, down from a peak of 15% just prior to the start of the reporting period.

Across the rating spectrum, BBB outperformed higher- quality counterparts as riskier assets continued to rally with the improvement of vaccination rates and the easing of social restrictions. Corporates weren’t the only spread sector that the Fed provided support for throughout the year. After initial purchases were unlimited, the Fed moved to monthly asset purchases of both $80 billion in Treasurys and $40 billion in agency mortgage-backed securities (“MBS”) throughout the remainder of the year. With the shift in attention toward a robust reopening, concerns about potential inflation increased the prospect that the Fed would begin to taper these purchases sooner than expected, resulting in higher yields for the period and negative absolute returns. Elsewhere in the securitized market, asset-backed securities (“ABS”) were backstopped by the Term Asset-Backed Securities Loan Facility, along with consumer incomes that held up well as many employers successfully moved to working from home. Commercial mortgage-backed securities (“CMBS”) initially lagged but rebounded later in the period, with worst-case scenarios for commercial property averted after the vaccination effort improved.

While rates at the front end of the curve remained pegged near 0%, longer-term yields increased over the course of the fiscal year as inflation expectations increased following concerns that sizable stimulus and pent-up demand would lead to consumer price increases. 5-year yields rose by 50 basis points over the 12 month period, while the 10-year and 30-year yields increased by 94 and 87 basis points, respectively. The rise in yields led to negative returns in Treasurys. Corporates generated both positive absolute and excess returns during the period as spreads narrowed past pre-pandemic levels. The housing market benefited from record-low mortgage rates and strong demand from people moving from cities to single-family residences in more suburban locations. Non-agency mortgages benefited from this, as did forbearance programs.

The Fund’s overweight to the long end of the yield curve, especially in the 30-year segment, detracted from relative performance with long-end yields rising.

38	SEI Institutional Investments Trust / Annual Report / May 31, 2021

The primary driver of outperformance was the Fund’s overweight corporate position. Early in the period, the Fund added to its overweight when spreads were wider and reduced that overweight late in the period as spreads narrowed back to pre-pandemic levels. Financials remained the largest overweight during the period, while industrials was increased early on and then reduced late in the period, adding to returns along with the benefits of strong security selection. The Fund maintained an overweight to agency MBS, which added to returns as the Fed continued its $40 billion per month purchases in agency MBS and $80 billion in Treasury purchases.

All five managers outperformed during the fiscal year. MetWest was the best-performing manager and benefited from its security selection within agency MBS. While its underweight credit position detracted, security selection within industrials and financials enhanced returns. A slightly shorter duration posture added to returns as well. Western benefited from an overweight to credit sectors and non-corporate positioning, as well as selection within industrials and financials. A slightly longer duration posture, combined with an overweight to 30-year Treasurys, detracted as long-term yields rose. Wells has an allocation to ABS sectors that benefited from a recovery in consumer sectors, as well as an allocation to student loans and an overweight to agency MBS. Selection within corporates, especially financials, also benefited returns. MetLife’s overweight to corporates added to returns, as did an allocation to and positioning within the higher-quality tranches of CMBS. Jennison benefited from overweights to ABS and corporates, although the beneficial exposure was slightly offset by selection within industrials and financials. A yield-curve steepening position within the belly of the curve enhanced performance.

The Fund utilized U.S. Treasury futures and interest-rate swaps to assist in managing the duration and yield positioning of the Fund. Currency forward contracts were used to manage currency exposures within the Fund. The Treasury futures and interest-rate swap positions had limited impact on performance since they were primarily used for risk management purposes. The currency forward positions were a modest positive as they outperformed the U.S. dollar during the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date
Core Fixed Income Fund, Class A	1.00%	5.90%	4.05%	4.14%	5.71%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%	5.06%	3.25%	3.29%	5.17%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index

[1]

For the year ended May 31, 2021. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Ares Management LLC (“Ares”), Benefit Street Partners LLC (“Benefit”), Brigade Capital Management, LP (“Brigade”), JP Morgan Investment Management Inc. (“JP Morgan”) and T. Rowe Price Associates, Inc. (“T. Rowe”). SIMC also directly manages a portion of the Fund. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 22.88%. The Fund’s benchmark, the ICE BofA U.S. High Yield Constrained Index—which tracks the performance of below-investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market—returned 15.13%.

IV. Fund Attribution

The Fund outperformed its benchmark during the fiscal year. Collateralized loan obligations (“CLO”) suffered prior to the start of the reporting period at the onset of COVID-19 but then enjoyed a historical recovery in terms of speed and magnitude. The main driver of the recovery was the resilient fundamentals of loan issuers. As noted in the shareholder letter, while there were certain industries that were materially impacted by economic shutdowns, many industries proved to be more resilient than expected. High-yield and loan default rates increased during 2020, but by nowhere near the levels seen during the global financial crisis. Default volumes dropped off materially by the end of 2020 and were miniscule through the first five months of 2021.

The Fund’s overweight to structured credit exposure was heavily concentrated in CLO equity, which outperformed the high-yield market materially over the last 12 months. An overweight to basic industry, primarily within chemicals, also benefited Fund performance. Most companies in this industry exhibit a combination of relatively defensive positioning, low leverage, strong free cash flow, and/or dislocated valuations. These investments mitigated the broader effects of a macroeconomic slowdown and helped drive Fund outperformance. An overweight to the transportation sector also contributed as travel volumes continued to recover and states reopened behind vaccine rollouts and improvements in COVID data. Airlines continued to aggressively manage their cost structures and access capital markets. However, security selection within transportation detracted.

Brigade was the top performer thanks to an overweight to and selection within the basic industry sector, which tended to benefit from the broader effects of a macroeconomic slowdown. Strong selection within the technology and media sectors also contributed; selection within transportation detracted. JP Morgan also contributed and was driven by security selection within service and energy, as well as an overweight to and selection within retail. Benefit and Ares added to performance with positive security selection. Benefit saw strong selection within the media, basic industry and technology sectors, while Ares added in media, healthcare and energy; selection within energy and financial services detracted for Benefit, while selection within leisure and capital goods hurt Ares.

T. Rowe was the only detractor, primarily due to selection within energy and leisure, as well as an underweight to and selection within basic industry. T. Rowe benefited from underweights to the utilities and technology sectors, as well as selection within financial services and technology.

The Fund used derivatives throughout the one-year period ending May 31, 2021, as a way to manage duration (a measure of a security’s price sensitivity to changes in interest rates), yield-curve positioning, and spread duration in an efficient manner. Credit-related derivatives were used for this purpose and they had a modestly positive impact on overall Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date
High Yield Bond Fund, Class A	22.88%	7.60%	8.23%	6.90%	7.69%
ICE BofA U.S. High Yield Constrained Index	15.13%	6.76%	7.22%	6.24%	7.33%

40	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the ICE BofA U.S. High Yield Constrained Index

¹

For the year ended May 31, 2021. Past performance is no indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Long Duration Fund

I. Objective

The Long Duration Fund (the “Fund”) seeks return characteristics similar to those of high- quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Income Research & Management (“Income Research”), Jennison Associates LLC (“Jennison”), Legal & General Investment Management America Inc. (“Legal & General”) and Metropolitan West Asset Management LLC (“MetWest”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned -0.79%. The Fund’s primary benchmark, the Bloomberg Barclays US Long Government/Credit Index—which measures the performance of medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years—returned -3.76%.

IV. Fund Attribution

As noted in the shareholder letter, the Federal Reserve (“Fed”) provided unprecedented support for financial markets prior to the start of the reporting period after the onset of the global pandemic in March 2020. The launch of numerous lending facilities helped backstop investment-grade credit markets; corporate sectors generated excess returns during the reporting period as valuations richened past pre-pandemic levels. As the year turned to 2021, the COVID-19 vaccine became available to Americans, and attention began to shift toward a broad reopening of the U.S. economy. Inflation expectations increased as investors became concerned that pent-up demand, coupled with record fiscal stimulus, would spur inflation; long-term U.S. Treasury yields increased by approximately 50 basis points from February through the end of the period. Despite concerns over inflation, the U.S. economy continued to improve from a fundamental perspective. First-quarter 2021 real GDP showed 6.4% growth, with economists projecting over 10% growth for the second quarter; the employment landscape also improved as the unemployment rate fell to 6% during the year, down from a pandemic peak of 15% prior to the start of the fiscal year. Long corporates outperformed intermediate as long-term yields rose and credit spreads tightened.

Across the rating spectrum, BBB outperformed higher-quality counterparts as riskier assets continued to rally after vaccination rates improved and lock-down restrictions were lifted. Corporates weren’t the only spread sector the Fed provided support for throughout the year. After initial purchases were unlimited, the Fed moved to monthly asset purchases of $80 billion in Treasurys and $40 billion in agency mortgage-backed securities (“MBS”) through the remainder of the period. With the shift in attention toward a robust reopening, markets increasingly reflected the prospect that the Fed would begin to taper these purchases sooner than expected. Elsewhere in securitized, asset-backed securities (“ABS”) were backstopped by the Fed, while consumer incomes held up well as many employers successfully moved to work from home. Commercial mortgage-backed securities (“CMBS”) lagged initially, but the sector rebounded later in the year after the vaccination effort improved and worst-case scenarios for commercial property were averted.

While rates at the front end of the curve remained pegged near 0%, longer-term yields rose over the course of the fiscal year as inflation expectations increased due to concerns that sizable stimulus and pent-up demand would lead to consumer price increases. 5-year yields rose by 50 basis points over the 12 month period, while the 10-year and 30-year yields increased by 94 and 87 basis points, respectively. The rise in yields led to negative excess returns in Treasurys; however, corporates generated positive absolute and excess returns during the period as spreads rallied past pre-pandemic levels.

The Fund outperformed its benchmark during the reporting period. An overweight to corporates and underweight to U.S. Treasurys contributed, as did security selection within corporate subsectors; an underweight to non-corporate sovereigns detracted from performance.

Over the reporting period, each of the Fund’s managers outperformed the Fund’s primary benchmark. MetWest was the top-performing manager and was supported by its underweight to U.S. Treasurys, as well as selection within corporates and an overweight to taxable municipal bonds; an underweight to non-corporate sovereigns detracted. Jennison’s overweight to corporates was additive; however, this was mitigated by conservative selection within corporates. Income

42	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Research benefited from an overweight to and selection within the financials sector, while an underweight to non-corporate sovereigns detracted. Legal & General benefited from selection within the financials and industrials sectors, while an underweight to industrials detracted.

The Fund used derivatives on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had no material impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	-0.79%	9.73%	6.84%	7.38%	6.21%
Bloomberg Barclays Long U.S. Government/ Credit Index	-3.76%	8.43%	5.72%	6.72%	6.78%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Bloomberg Barclays Long U.S. Government/Credit Index, the 70/30 Blended Benchmark of the Bloomberg Barclays Long U.S. Credit & Bloomberg Barclays Long U.S. Government Index

1

For the year ended May 31, 2021. Past performance is no indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 70/30 Blended Benchmark, which consists of the Barclays U.S. Long Credit Index and the Barclays U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Long Duration Credit Fund

I. Objective

The Long Duration Credit Fund (the “Fund”) seeks return characteristics similar to those of high-quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Income Research & Management (“Income Research”), Jennison Associates LLC (“Jennison”), Legal & General Investment Management America Inc. (“Legal & General”), MetLife Investment Management, LLC, (“MetLife”), and Metropolitan West Asset Management LLC (“MetWest”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 0.52%. The Fund’s benchmark—the Bloomberg Barclays Long A+ U.S. Credit Index—which measures the performance of long-term corporate bonds with a credit rating of A or better—returned 0.03%.

IV. Fund Attribution

As noted in the shareholder letter, the Federal Reserve (“Fed”) provided unprecedented support for financial markets prior to the start of the reporting period after the onset of the global pandemic in March 2020. Initially the Fed cut rates to zero and then provided additional support through the launch of several lending facilities to improve liquidity and market functioning. The launch of the Secondary Market Corporate Credit Facility, which purchased both corporate ETFs and individual corporate bonds, supported the corporate credit markets which led to record issuance and strong excess returns over the remainder of the fiscal year. In November, the announcement and deployment of a viable Covid-19 vaccine shifted attention towards a broad re-opening of the U.S. economy, further supporting risk assets. After record low yields earlier in the fiscal year, inflation expectations increased as investors became concerned that pent-up demand, coupled with record fiscal stimulus, would spur inflation and long term treasury yields (10-30 year) rose by approximately 80 basis points during the first quarter of 2021. The record fiscal stimulus and prospects for additional fiscal spending with Democrat control of Congress resulted in strong first quarter GDP of 6.8%, and economists have raised projections for double-digit growth in the second quarter. Initially the rollout of the vaccine was slow, but garnered momentum, resulting in a rebound in employment—lowering the unemployment rate to 6% from a pandemic level peak of 15% a little over a year ago. On an excess return basis, long corporates outperformed intermediate as credit spreads tightened while long-term yields rose.

Across the rating spectrum BBB outperformed higher-quality counterparts as riskier assets continued to rally with the improvement of vaccination rates and the easing of social restrictions. Corporates weren’t the only spread sector the Fed provided support for throughout the year. After initial purchases were unlimited, the Fed moved to monthly asset purchases of both $80 billion Treasurys and $40 billion Agency MBS throughout the remainder of the year. With the shift in attention towards a robust reopening, markets increasingly reflected the prospect that the Fed will begin to taper these purchases sooner than expected, which resulted in higher yields for the period and negative absolute returns. Elsewhere in securitized, ABS was backstopped by the Fed and consumer incomes held up well as many employers successfully moved to work from home. CMBS lagged initially, but rebounded later in the year after the vaccination effort improved as worst case scenarios for commercial property were averted.

While rates at the front end of the curve remained pegged near 0%, longer-term yields rose over the course of the fiscal year as inflation expectations increased due to concerns that sizable stimulus and pent-up demand would lead to consumer price increases. 5-year yields rose by 50 basis points over the 12 month period while the 10-year and 30-year yields increased by 94 and 87 basis points, respectively. The rise in yields led to negative excess returns in Treasurys; however, corporates generated positive absolute and excess returns during the period as spreads rallied past pre-pandemic levels.

The Fund outperformed its benchmark during the reporting period. An overweight to BBB securities contributed, as did security selection within the industrials sector and an overweight to the financials sector; the Fund’s overweight to U.S. Treasurys detracted.

Over the full reporting period, most of the Fund’s managers outperformed the Fund’s benchmark. MetWest was the top-performing manager and benefited from security selection within corporates, while overweights to financials and BBB rated securities were also additive; an overweight to Treasurys detracted. MetLife’s selection

44	SEI Institutional Investments Trust / Annual Report / May 31, 2021

within industrials and BBB rated securities were additive, while an overweight to Treasurys detracted. Income Research benefited from its overweights to BBB and financials, while its underweights to Treasurys and municipal bonds detracted. Legal & General benefited from an overweight to financials and selection within industrials, although an underweight to industrials detracted.

Jennison was the only manager to detract and was hurt by its conservative corporate positioning and poor selection, while an overweight to the financials sector contributed.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had no material impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	Inception to Date
Long Duration Credit Fund, Class A	0.52%	9.25%	6.55%	6.27%
Bloomberg Barclays Long A+ U.S. Credit Index	0.03%	8.47%	5.92%	5.62%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Credit Fund, Class A, versus the Bloomberg Barclays Long A+ U.S. Credit Index

¹

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: MetLife Investment Management, LLC, (“MetLife”), and Wellington Management Company, LLP (“Wellington”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 1.45%. The Fund’s primary benchmark, the Bloomberg Barclays Short U.S. Treasury Bills 9-12 Month Index—which tracks the performance of U.S. Treasury securities that have a remaining maturity between 9 and 12 months—returned 0.26%.

IV. Fund Attribution

As noted in the shareholder letter, the Federal Reserve (“Fed”) provided unprecedented support for financial markets prior to the start of the reporting period after the onset of the global pandemic in March 2020. The launch of numerous lending facilities helped backstop investment-grade credit markets; corporate sectors generated excess returns during the reporting period as valuations richened past pre-pandemic levels. As the year turned to 2021, the COVID-19 vaccine became available to Americans, and attention began to shift toward a broad reopening of the U.S. economy. Inflation expectations increased as investors became concerned that pent-up demand, coupled with record fiscal stimulus, would spur inflation; long-term U.S. Treasury yields increased by approximately 50 basis points from February through the end of the period. Despite concerns over inflation, the U.S. economy continued to improve from a fundamental perspective. First-quarter real GDP showed 6.4% growth, with economists projecting over 10% growth for the second quarter; the employment landscape also improved as the unemployment rate fell to 6% during the year, down from a pandemic peak of 15% prior to the start of the fiscal year.

Across the rating spectrum, BBB outperformed higher-quality counterparts as riskier assets continued to rally after vaccination rates improved and lock-down restrictions were lifted. Corporates weren’t the only spread sector the Fed provided support for throughout the year. The central bank continued monthly asset purchases of both Treasurys and agency mortgage-backed securities (“MBS”). With the shift in attention toward inflation, markets increasingly priced in expectations that the Fed would begin to taper these purchases sooner than expected, leading to negative absolute returns over the past 12 months for both Treasurys and agency MBS. Elsewhere in securitized, asset-backed securities (“ABS”) were backstopped throughout the year through the Fed’s Term Asset-Backed Securities Loan Facility; however, the facility experienced little use, and commercial mortgage-backed securities (“CMBS”) rallied as the vaccination effort improved after initially lagging other sectors in the credit rally last spring and summer.

Rates at the front end of the curve remained pegged near 0% as the Fed repeatedly committed to no rate hikes in the near term. The 12-month Treasury rate fell from 0.16% to 0.04%, while the 3-month yield dropped from 0.13% to 0.01% by the end of the fiscal year. Despite the low rates, demand for short-term instruments was strong, with money markets, bank deposits, and cash on corporate balance sheets all elevated. Longer-term yields, on the other hand, increased over the course of the fiscal year as inflation expectations increased due to concerns that sizable stimulus and pent-up demand would lead to consumer price increases. 5-year yields rose by 50 basis points over the 12 month period while the 10-year and 30-year yields increased by 94 and 87 basis points, respectively. The rise in yields led to negative excess returns in Treasurys; however, corporates generated positive absolute and excess returns during the period as spreads rallied past pre-pandemic levels.

The Fund outperformed its all-Treasury benchmark and was helped by its allocation to ABS and corporates. Exposure to auto ABS was the largest contributor in this space as the sector was bolstered by loan extensions and government stimulus for borrowers, leading to loan delinquencies and loss levels remaining stable and eventually improving for the period. Within corporates, an overweight to the financials sector (primarily via banking) and industrials (consumer cyclical and non-cyclical) were also significant contributors. CMBS and

46	SEI Institutional Investments Trust / Annual Report / May 31, 2021

non-agency MBS also added to performance over the period.

Both sub-advisors contributed to the Fund’s relative performance. Each benefited from exposures to ABS, industrials and financials. Wellington benefited additionally from its non-agency MBS overweight, while MetLife was helped by its CMBS exposure.

The Fund used Treasury futures to manage duration, yield-curve and market exposures. None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	1.45%	2.34%	2.09%	1.63%	1.62%
Bloomberg Barclays Short U.S. Treasury Bills 9-12 Month Index	0.26%	1.99%	1.53%	0.91%	0.90%

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Bloomberg Barclays Short U.S. Treasury Bills 9-12 Month Index

[1]

For the year ended May 31, 2021. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Colchester Global Investors Limited (“Colchester”), Marathon Asset Management, L.P. (“Marathon”), Neuberger Berman Investment Advisers LLC (“Neuberger”), Ninety One UK Ltd. (“Ninety One”) and Stone Harbor Investment Partners LP (“Stone Harbor”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 12.04%, while the J.P. Morgan EMBI Global Diversified Index (the “Index”)—which tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments) in the emerging markets—returned 10.50%.

IV. Fund Attribution

The fiscal year began in the midst of a recovery following March 2020’s pandemic-related selloff. Led by higher-quality names, hard-currency spreads had tightened meaningfully since March but still sat well above pre-pandemic levels at the start of the reporting period. Local rates began the fiscal year already below pre-pandemic levels as emerging-market central banks turned dovish and cut interest rates in response to COVID-related shutdowns and slowing inflation. Low global yields—with negative yields in the eurozone and the U.S. Federal Reserve committing to keeping rates at zero until inflation rises firmly above 2%—benefited emerging markets (“EM”) at the start of the period, improving the attractiveness of relatively higher hard-currency yields while allowing EM central banks to lower rates and remain attractive from a global perspective. By the third quarter of 2020, a risk-on rally found investors searching for yield, which benefited EM (particularly in investment-grade names), while higher-yielding countries continued to lag amid a tepid COVID-19 outlook. Many EM governments deployed smaller-scale COVID-bailout packages similar to the U.S., employing policies such as direct-to-public stimulus checks and debt moratoriums. At the same time these policies were being implemented, the International Monetary Fund began to disburse emergency funding facilities to more vulnerable countries, and the most stressed situations saw engagement with bondholders, including debt restructuring deals in Argentina and Ecuador.

As noted in the shareholder letter, the risk-on rally accelerated into the end of 2020 despite rising interest rates in the U.S. as vaccine rollouts placed economic reopening and inflation expectations at the top of investors’ minds. Spread tightening in this period saw higher-yielding hard-currency names finally catch up to their investment-grade counterparts. Local-currency yields ended the year reaching all-time lows; virtually every country in the local-currency benchmark cut rates at least one time by the end of 2020, with some making as many as seven interest-rate cuts. EM foreign exchange (FX) also picked up through the end of the year, with a large majority of names strengthening versus the U.S. dollar, including the Mexican peso and South African rand, which both rose more than 10%. The risk rally cooled to begin 2021 as reflation fears fully took hold; 10-year U.S. Treasury yields rose 81 basis points to end the first quarter of 2021 at 1.74%. Despite this shift in outlook, hard-currency spreads sat within a range over the quarter, although hard- and local-currency yields rose in sympathy with U.S. Treasurys. There was also a shift in central bank policy over the first quarter of 2021 as several EM banks (including local-currency benchmark countries Brazil, Russia, and Turkey) began to hike rates. The last two months of the fiscal year saw higher-yielding spreads settle just above pre-pandemic levels as the vaccine rollout and related reopening activity was expected to be strongest in developed and larger emerging-market countries, followed by other EM and frontier names. Local and higher-quality hard-currency names continued to trade in a range, although EM FX saw continued strengthening through the end of the fiscal year.

The Fund outperformed its blended benchmark amid the strong risk-on rally following last year’s pandemic-related selloff. Overweights to lower-quality names like Argentina, Ecuador, Angola and Turkey all contributed in the rally as spreads tightened and currencies strengthened through the end of 2020. The Fund shifted its risk-on exposure to a more neutral stance as the reflation theme entered the picture, protecting performance as hard- and local-currency indexes generated negative absolute returns amid rising rates in the first quarter of 2021. Since the end of the quarter,

48	SEI Institutional Investments Trust / Annual Report / May 31, 2021

the Fund somewhat added risk as it increased exposure to EM FX that remained weak relative to the U.S. dollar on a historical basis, although the positioning was not as aggressive as it was during the rally in 2020.

Top contributors at the Fund level included overweights to hard- and local-currency debt in Mexico, overweights to Argentina and Ecuador (each having successfully restructured debt over the period), and an overweight to Egypt (which continued to successfully implement reforms). Top detractors were security selection in local Russia, an underweight to Bahrain, and an underweight to Indonesia.

All sub-advisors outperformed the Fund’s blended benchmark. Hard-currency specialist Stone Harbor generated the largest return, helped by overweights to Angola, Ecuador and Mexico, although it was hurt by underweights to Bahrain and China. Blended manager Neuberger benefited from overweights to Mexico, Argentina and Ukraine but was hurt by underweights to Hungary and Bahrain. Local-currency specialist Ninety One benefited from overweights to Mexico and Turkey and an off-benchmark position in Egypt; Russian security selection detracted, as did underweights to South Africa and Indonesia. Local-currency specialist Colchester was helped by overweights to South Africa and Mexico but hurt by underweights to China, Poland and the Czech Republic. Hard-currency specialist Marathon benefited most from security selection in Ecuador and Oman while security selection in Saudi Arabia and Peru detracted.

Currency forwards and interest-rate swaps were the primary derivatives used within the Fund to efficiently optimize active-currency and duration exposures. Currency forwards had a material impact on the Fund during the period as 50% of the blended benchmark is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	12.04%	4.52%	5.33%	3.35%	5.78%
Fund’s Blended Benchmark	9.34%	4.79%	5.08%	3.18%	5.84%
J.P. Morgan EMBI Global Diversified Index	10.50%	6.02%	5.40%	5.67%	6.72%
J.P. Morgan GBI-EM Global Diversified Index	8.15%	3.46%	4.64%	0.61%	4.81%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Global Diversified Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (“SIMC”). There were no sub-advisor changes made during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 7.21%. The Fund’s benchmark, the Bloomberg Barclays 1-5 Year U.S. TIPS Index—which measures the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of one to five years—returned 7.35%.

IV. Fund Attribution

The Fund’s performance was within expectations as the Fund manager aims to replicate the performance of the Bloomberg Barclays 1-5 Year U.S. TIPS Index. As noted in the shareholder letter, the Federal Reserve maintained a near-zero interest-rate policy throughout the fiscal year, keeping real yields below 0.00% in order to combat the economic effects of the coronavirus. Inflation expectations increased significantly at the start of 2021 as the vaccine effort in the U.S. improved, the economy moved toward reopening, and additional fiscal stimulus supported Americans. On a relative basis, Treasury inflation-protected securities (“TIPS”) outperformed nominal Treasurys as real yields remained below 0.00%; an increase in inflation expectations helped drive longer-term (10- and 30-year) nominal yields over 50 basis points higher for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Return Fund, Class A	7.21%	4.48%	3.12%	1.73%	3.07%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	7.35%	4.55%	3.19%	1.80%	3.02%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

50	SEI Institutional Investments Trust / Annual Report / May 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Limited Duration Bond Fund

I. Objective

The Limited Duration Bond Fund (the “Fund”) seeks preservation of capital and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: MetLife Investment Management, LLC, (“MetLife”), and Metropolitan West Asset Management LLC (“MetWest”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 1.89%. The Fund’s primary benchmark, the ICE BofA 1-3 year US Treasury Index—an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years—returned 0.26%.

IV. Fund Attribution

As noted in the shareholder letter, the Federal Reserve (“Fed”) provided unprecedented support for financial markets prior to the start of the reporting period after the onset of the global pandemic in March 2020. The launch of numerous lending facilities helped backstop investment-grade credit markets; corporate sectors generated excess returns during the reporting period as valuations richened past pre-pandemic levels. As the year turned to 2021, the COVID-19 vaccine became available to Americans, and attention began to shift toward a broad reopening of the U.S. economy. Inflation expectations increased as investors became concerned that pent-up demand, coupled with record fiscal stimulus, would spur inflation; long-term U.S. Treasury yields increased by approximately 50 basis points from February through the end of the period. Despite concerns over inflation, the U.S. economy continued to improve from a fundamental perspective. First-quarter real GDP showed 6.4% growth, with economists projecting over 10% growth for the second quarter; the employment landscape also improved as the unemployment rate fell to 6% during the year, down from a pandemic peak of 15% prior to the start of the fiscal year.

Long corporates outperformed intermediate corporates as the rise in long-term yields was beneficial for long corporate spreads. Across the rating spectrum, BBB outperformed higher-quality counterparts as riskier assets continued to rally after vaccination rates improved and lock-down restrictions were lifted. Corporates weren’t the only spread sector the Fed provided support for throughout the year. The central bank continued monthly asset purchases of both Treasurys and agency mortgage-backed securities (“MBS”). With the shift in attention toward inflation, markets increasingly priced in expectations that the Fed would begin to taper these purchases sooner than expected, leading to negative absolute returns over the past 12 months for both Treasurys and agency MBS. Elsewhere in securitized, asset-backed securities (“ABS”) were backstopped throughout the year through the Fed’s Term Asset-Backed Securities Loan Facility; however, the facility experienced little use, and commercial mortgage-backed securities (“CMBS”) rallied as the vaccination effort improved after initially lagging other sectors in the credit rally last spring and summer.

Rates at the front end of the curve remained pegged near 0% as the Fed repeatedly committed to no rate hikes in the near term. The 12-month Treasury rate fell from 0.16% to 0.04%, while the 3-month yield dropped from 0.13% to 0.01% by the end of the fiscal year. Medium-term yields were mixed over the period, with 2-year rates finishing essentially flat at 0.15%, while 3-year yields rose from 0.19% to 0.30%. Longer-term yields, on the other hand, increased over the course of the fiscal year as inflation expectations increased due to concerns that sizable stimulus and pent-up demand would lead to consumer price increases. 5-year yields rose by 50 basis points over the 12 month period while the 10-year and 30-year yields increased by 94 and 87 basis points, respectively. The rise in yields led to negative excess returns in Treasurys; however, corporates generated positive absolute and excess returns during the period as spreads rallied past pre-pandemic levels.

The Fund outperformed its all-Treasury benchmark and was helped by its allocation to ABS and corporates. Exposure to auto ABS was the largest contributor in this space as the sector was bolstered by loan extensions and government stimulus for borrowers, leading to loan delinquencies and loss levels remaining stable and eventually improving for the period. Within corporates, an overweight to the financials sector (primarily via banking) and industrials (consumer cyclical and non-cyclical) were also significant contributors. CMBS and

SEI Institutional Investments Trust / Annual Report / May 31, 2021	51

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Limited Duration Bond Fund (Concluded)

munis further added to performance over the period. An underweight to Treasurys was the largest detractor over the fiscal year. The Fund will almost always be underweight Treasurys against its all-Treasury benchmark in favor of spread sectors.

Both sub-advisors outperformed. MetWest benefited most from its exposure to industrials and financials, although ABS (primarily home equity and student loan), CMBS, and MBS were also large contributors. MetLife, on the other hand, was helped most by auto ABS, banking, CMBS and municipal holdings. Each manager had an underweight to Treasurys as its sole detractor.

The Fund used Treasury futures to manage duration, yield-curve and market exposures. None of these had a meaningful impact on the Fund’s performance. The Fund used to-be-announced (“TBA”) forward contracts to manage market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Limited Duration Bond Fund, Class A	1.89%	3.20%	2.32%	2.03%
ICE BofA 1-3 Year U.S. Treasury Index	0.26%	2.74%	1.74%	1.51%

Comparison of Change in the Value of a $100,000 Investment in the Limited Duration Bond Fund, Class A, versus the ICE BofA 1-3 Year U.S. Treasury Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 7/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

52	SEI Institutional Investments Trust / Annual Report / May 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Intermediate Duration Credit Fund

I. Objective

The Intermediate Duration Credit Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: Income Research & Management (“Income Research”), Legal & General Investment Management America Inc. (“Legal & General”) and MetLife Investment Management, LLC, (“MetLife”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 2.30%. The Fund’s primary benchmark, the Bloomberg Barclays A+ US Credit Index—which measures the performance of corporate bonds with a credit rating of A or better—returned 1.02%.

IV. Fund Attribution

As noted in the shareholder letter, the Federal Reserve (“Fed”) provided unprecedented support for financial markets prior to the start of the reporting period after the onset of the global pandemic in March 2020. The launch of numerous lending facilities helped backstop investment-grade credit markets; corporate sectors generated excess returns during the reporting period as valuations richened past pre-pandemic levels. As the year turned to 2021, the COVID-19 vaccine became available to Americans, and attention began to shift toward a broad reopening of the U.S. economy. Inflation expectations increased as investors became concerned that pent-up demand, coupled with record fiscal stimulus, would spur inflation; long-term U.S. Treasury yields increased by approximately 50 basis points from February through the end of the period. Despite concerns over inflation, the U.S. economy continued to improve from a fundamental perspective. First-quarter real GDP showed 6.4% growth, with economists projecting over 10% growth for the second quarter; the employment landscape also improved as the unemployment rate fell to 6% during the year, down from a pandemic peak of 15% prior to the start of the fiscal year. Both long and intermediate credit outperformed comparable Treasurys.

Across the rating spectrum, BBB outperformed higher-quality counterparts as riskier assets continued to rally after vaccination rates improved and lock-down restrictions were lifted. Corporates weren’t the only spread sector the Fed provided support for throughout the year. The central bank continued monthly asset purchases of both Treasurys and agency mortgage-backed securities (“MBS”). With the shift in attention toward inflation, markets increasingly priced in expectations that the Fed would begin to taper these purchases sooner than expected, leading to negative absolute returns over the past 12 months for both Treasurys and agency MBS. Elsewhere in securitized, asset-backed securities (“ABS”) were backstopped throughout the year through the Fed’s Term Asset-Backed Securities Loan Facility; however, the facility experienced little use, and commercial mortgage-backed securities (“CMBS”) rallied as the vaccination effort improved, after initially lagging other sectors in the credit rally last spring and summer.

While rates at the front end of the curve remained pegged near 0%, longer-term yields rose over the course of the fiscal year as inflation expectations increased due to concerns that sizable stimulus and pent-up demand would lead to consumer price increases. 5-year yields rose by 50 basis points while the 10-year and 30-year yields increased by 94 and 87 basis points, respectively, over the 12 months. The rise in yields led to negative excess returns in Treasurys; however, corporates generated positive absolute and excess returns during the period as spreads rallied past pre-pandemic levels.

The Fund outperformed its primary benchmark and benefited from an overweight to and selection within the financials and industrials sectors, while an overweight to U.S. Treasurys detracted. All three managers outperformed. MetLife’s security selection within the financials and industrials sectors, as well as an overweight to BBB contributed, while an overweight to U.S. Treasurys detracted. Income Research benefited from its overweight to financials, utilities and BBB, while an overweight to Treasurys detracted. Legal & General benefited from its overweight to industrials and underweight to non-corporates, while an overweight to Treasurys detracted.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	53

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Intermediate Duration Credit Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Intermediate Duration Credit Fund, Class A	2.30%	6.70%	4.69%	4.23%
Bloomberg Barclays A+ U.S. Credit Index	1.02%	6.10%	4.07%	3.79%

Comparison of Change in the Value of a $100,000 Investment in the Intermediate Duration Credit Fund, Class A, versus the Bloomberg Barclays A+ U.S. Credit Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 3/31/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

54	SEI Institutional Investments Trust / Annual Report / May 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

The Fund is managed by a sub-advisor under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to the sub-advisor are managed directly by SIMC. The Fund utilized the following sub-advisor as of May 31, 2021: SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 45.21%. The Fund’s primary benchmark, the S&P 500 Index —a capitalization-weighted index consisting of roughly 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 40.32%.

IV. Fund Attribution

A majority of the Fund’s volatility is typically driven by strategic exposure to the S&P 500 Index, which served as the most significant driver of the Fund’s return during the period. The S&P 500 Index’s positive performance—as noted in the shareholder letter—was in addition to favorable aggregate performance of the Fund’s tactical trades, resulting in positive absolute total returns and outperformance versus the Fund’s primary benchmark.

The largest contributor to relative performance was a long commodities position. This exposure was positively impacted by a rebound in global growth as economies reopened after pandemic-driven lockdowns. Additionally, supply constraints in a number of markets contributed to higher consumer prices. A 30-year U.S. payer swaption also contributed to relative performance. The position benefited from higher long-end rates in the U.S. A tactical position in both the S&P 500 Equal Weight Index and MSCI EAFE Index contributed to relative performance, particularly in the first five months of 2021. Both positions benefited from positive equity market performance in the U.S. and in non-U.S. developed markets.

Other contributors to performance included a long gold position through Bloomberg Commodity Gold Index total-return swaps. This position benefited due to its attractiveness as a store of value. A position in 10-year U.S. CPI swaps was beneficial as inflation expectations increased over the period. Additionally, a position designed to benefit from a steepening of the U.S. yield curve contributed. A put option on the EUR/USD (that expired in April) contributed as the euro depreciated versus the U.S. dollar; however, a put option on the EUR/USD (expiring in July) detracted from relative performance.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options, caps and total-return swaps. The use of derivatives had a material impact on performance since all active trades are implemented through their use.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class A	45.21%	17.84%	16.66%	14.60%	14.84%
S&P 500 Index	40.32%	18.00%	17.16%	14.38%	15.48%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	55

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2021 (Unaudited)

Multi-Asset Real Return Fund

I. Objective

The Multi-Asset Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2021: AllianceBernstein L.P. (“AllianceBernstein”), Columbia Management Investment Advisers (“Columbia”), Credit Suisse Asset Management, LLC (“Credit Suisse”), and QS Investors, LLC (“QS”). Columbia manages a wholly owned subsidiary of the Fund and has delegated certain of its duties to Threadneedle International Ltd. as a sub-advisor. Credit Suisse manages a wholly owned subsidiary of the Fund. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2021, the Fund’s Class A shares returned 14.03%. The Fund’s primary benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Index—returned 7.35%.

IV. Fund Attribution

As noted in the shareholder letter, inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (“TIPS”), performed well during the fiscal year. U.S. TIPS returned 7.35% (as measured by the Bloomberg Barclays 1-5 Year US TIPS Index), while commodities returned 46.01% (as measured by the Bloomberg Commodity Index).

AllianceBernstein, manager of the Fund’s TIPS allocation, contributed on both an absolute and relative basis as TIPS were positive for the year. Allocations to credit—primarily within investment-grade, high-yield credit and securitized assets—were the biggest contributors to outperformance. The credit markets rallied over the period on higher economic growth, especially in the U.S. The Fund’s commodities managers, Columbia and Credit Suisse, experienced mixed relative performance over the reporting period. The majority of outperformance was from asset-class exposure to commodities. QS’ equity long/short strategy modestly detracted, as the strategy tended to favor inflation-sensitive sectors. Energy and real-estate investment trusts detracted most at the sector level.

The Fund used equity-index futures to hedge broad equity-market exposure, bond futures and interest-rate swaps to hedge duration, credit default swaps (“CDS”) to hedge credit risk and commodity futures to obtain diversified strategic exposure to commodities. The equity-index futures and CDS detracted from performance, although each provided the intended hedging exposures. The bond futures and interest-rate swaps contributed to performance. The exposure obtained via commodity futures contributed to total return.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Multi-Asset Real Return Fund, Class A	14.03%[2]	3.29%	2.08%	-0.47%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	7.35%	4.55%	3.19%	1.66%
Blended 70% Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index / 20% Bloomberg Commodity Index Total Return Index / 10% S&P 500 Index	17.56%	5.60%	4.57%	1.46%

56	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index and Blended 70% Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index / 20% Bloomberg Commodity Index Total Return Index / 10% S&P 500 Index

1

For the year ended May 31, 2021. Past performance is not an indication of future performance. Class A shares were offered beginning 7/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	57

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Fund

† Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.9%

Communication Services — 7.3%
Alphabet Inc, CI A *	0.4%	1,824	$4,299
Alphabet Inc, CI C *	1.8	8,048	19,408
AT&T Inc	0.7	249,120	7,331
Facebook Inc, CI A *	1.3	43,615	14,337
Other Securities (A)	3.1		34,230

			79,605

Consumer Discretionary — 11.4%
Amazon.com Inc *	2.3	8,002	25,791
Genuine Parts Co	0.6	50,502	6,622
Lowe’s Cos Inc	1.0	55,692	10,851
Ross Stores Inc	0.6	47,218	5,968
Starbucks Corp	0.6	54,889	6,251
Target Corp	0.9	42,119	9,558
Other Securities (A)(B)	5.4		60,216

			125,257

Consumer Staples — 7.9%
Kroger Co/The	0.6	179,706	6,646
Philip Morris International Inc	0.9	107,215	10,338
Unilever PLC ADR	1.0	183,424	11,000
Other Securities	5.4		58,032

			86,016

Energy — 2.2%
Chevron Corp	0.8	79,658	8,268
Other Securities	1.4		15,780

			24,048

Financials — 16.6%
Bank of America Corp	1.0	254,749	10,799
Berkshire Hathaway Inc, CI B *	1.2	44,049	12,750
Charles Schwab Corp/The	0.7	101,210	7,474
Chubb Ltd	0.5	34,325	5,835
Citigroup Inc	0.9	131,745	10,370
First Republic Bank/CA	0.9	50,360	9,641
JPMorgan Chase & Co	0.7	49,449	8,121

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Markel Corp *	0.6%	5,810	$7,120
Moody’s Corp	0.6	18,564	6,225
Morgan Stanley	1.2	139,882	12,722
State Street Corp	0.6	79,680	6,931
US Bancorp	0.9	160,549	9,758
Other Securities ‡	6.8		74,740

			182,486

Health Care — 13.8%
Amgen Inc	0.6	28,905	6,878
CVS Health Corp	0.9	115,131	9,952
Johnson & Johnson	1.8	115,923	19,620
Medtronic PLC	1.0	82,451	10,437
Merck & Co Inc	0.9	127,946	9,710
Pfizer Inc	1.0	295,544	11,446
UnitedHealth Group Inc	1.0	26,242	10,810
Other Securities	6.6		72,271

			151,124

Industrials — 9.6%
Honeywell International Inc	0.8	37,300	8,613
Johnson Controls International PLC	0.5	89,655	5,966
Raytheon Technologies Corp	0.6	74,185	6,581
TransDigm Group Inc *	0.6	9,703	6,296
Other Securities	7.1		77,811

			105,267

Information Technology — 20.6%
Adobe Inc *	1.4	29,638	14,955
Apple Inc	2.3	199,690	24,883
Applied Materials Inc	0.8	66,883	9,239
Cisco Systems Inc/Delaware	0.7	138,881	7,347
Intel Corp	1.0	194,388	11,103
Intuit Inc	1.0	25,969	11,403
Microchip Technology Inc	1.0	69,793	10,954
Microsoft Corp	3.0	129,991	32,456
PayPal Holdings Inc *	0.7	27,802	7,229
salesforce.com *	0.6	29,674	7,065
Visa Inc, CI A	1.2	58,223	13,234
Other Securities	6.9		76,451

			226,319

Materials — 4.2%
Air Products and Chemicals Inc	0.6	22,951	6,877
Other Securities	3.6		39,526

			46,403

Real Estate — 2.6%
American Tower Corp, CI A ‡	0.6	26,158	6,682
Other Securities ‡	2.0		22,157

			28,839

58	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Utilities — 1.7%
NextEra Energy Inc	0.5%	78,335	$5,736
Other Securities	1.2		13,005

			18,741

Total Common Stock (Cost $704,715) ($ Thousands)			1,074,105

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P. 0.010% **†(C)	0.0	622,712	625

Total Affiliated Partnership (Cost $623) ($ Thousands)			625

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.010% **†	2.1%	22,716,290	$22,716

Total Cash Equivalent (Cost $22,716) ($ Thousands)			22,716

Total Investments in Securities — 100.0% (Cost $728,054)($ Thousands)			$1,097,446

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	63	Jun-2021	$13,104	$13,238	$133
S&P Mid Cap 400 Index E-MINI	3	Jun-2021	815	818	3

			$13,919	$14,056	$136

Percentages are based on a Net Assets of $1,097,320 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $603 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $321 ($ Thousands), or 0.03% of Net Assets of the Fund (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $625 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)		Total ($)
Common Stock	1,074,105	–	–		1,074,105
Affiliated Partnership	–	625	–		625
Cash Equivalent	22,716	–	–		22,716

Total Investments in Securities	1,096,821	625		–	1,097,446

Other Financial Instruments	Level 1 ($)	Level 2 ($)		Level 3 ($)		Total ($)
Futures Contracts*
Unrealized Appreciation	136	–		–		136

Total Other Financial Instruments	136		–		–	136

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	59

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 28,649	$ 89,720	$ (117,740)	$ 5	$ (9)	$ 625	622,712	$ 135	$ —
SEI Daily Income Trust, Government Fund, Cl F	12,188	395,349	(384,821)	—	—	22,716	22,716,290	2	—

Totals	$ 40,837	$ 485,069	$ (502,561)	$ 5	$ (9)	$ 23,341		$ 137	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

60	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund

† Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.7%

Communication Services — 7.4%
Alphabet Inc, CI A *	1.2%	8,597	$20,262
Alphabet Inc, CI C *	1.0	6,971	16,811
Facebook Inc, CI A *	1.9	94,474	31,057
Verizon Communications Inc	0.7	218,134	12,322
Other Securities	2.6		43,482

			123,934

Consumer Discretionary — 8.7%
Amazon.com Inc*	1.8	9,198	29,646
Lowe’s Cos Inc	0.8	66,131	12,884
Other Securities (A)	6.1		102,392

			144,922

Consumer Staples — 6.1%
Coca-Cola Co/The	0.8	242,372	13,401
Procter & Gamble Co/The	0.5	64,837	8,743
Walmart Inc	0.9	100,724	14,306
Other Securities	3.9		66,167

			102,617

Energy — 2.6%
Exxon Mobil Corp	0.7	192,201	11,219
Other Securities	1.9		31,759

			42,978

Financials — 13.5%
American Express Co	0.9	95,594	15,308
American International Group
Inc	0.6	183,315	9,686
Bank of America Corp	1.6	635,590	26,943
Berkshire Hathaway Inc, CI B*	0.7	37,457	10,842
Capital One Financial Corp	1.2	127,331	20,472
Citigroup Inc	0.7	140,051	11,023
JPMorgan Chase & Co	1.1	111,375	18,292
Marsh & McLennan Cos Inc	0.5	65,505	9,063
Synchrony Financial	0.5	188,877	8,955
US Bancorp	0.6	156,820	9,532

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wells Fargo & Co	0.6%	215,030	$10,046
Other Securities ‡	4.5		75,923

			226,085

Health Care — 13.7%
Abbott Laboratories	0.5	76,130	8,881
CVS Health Corp	0.8	155,669	13,456
Humana Inc	0.7	26,470	11,586
Johnson & Johnson	1.5	148,926	25,206
Medtronic PLC	0.6	78,043	9,879
PerkinElmer Inc	0.6	70,260	10,193
Pfizer Inc	0.6	270,218	10,466
Thermo Fisher Scientific Inc	0.6	21,080	9,897
UnitedHealth Group Inc	1.8	72,074	29,689
Zimmer Biomet Holdings Inc	0.7	66,482	11,191
Other Securities	5.3		88,321

			228,765

Industrials — 9.2%
Deere & Co	0.5	24,335	8,787
General Electric Co	0.6	731,104	10,279
Honeywell International Inc	1.2	87,531	20,212
Parker-Hannifin Corp	0.7	38,047	11,724
Other Securities	6.2		102,568

			153,570

Information Technology — 23.4%
Accenture PLC, Cl A	0.6	35,420	9,994
Adobe Inc *	0.6	20,170	10,177
Apple Inc	4.1	546,735	68,129
Applied Materials Inc	0.7	86,912	12,005
Cisco Systems Inc/Delaware	0.6	187,933	9,942
Global Payments Inc	1.0	89,552	17,347
Intel Corp	0.8	246,865	14,101
KLA Corp	0.9	46,367	14,693
Microsoft Corp	4.5	298,447	74,516
NXP Semiconductors NV	0.7	58,244	12,314
Oracle Corp	0.6	122,778	9,667
QUALCOMM Inc	0.9	109,091	14,677
Visa Inc, CI A	0.6	42,580	9,678
Other Securities	6.8		113,854

			391,094

Materials — 4.2%
Air Products and Chemicals Inc	0.7	37,567	11,257
Other Securities	3.5		58,688

			69,945

Real Estate — 2.2%
Crown Castle International Corp ‡	0.6	47,764	9,051
Other Securities ‡	1.6		26,822

			35,873

SEI Institutional Investments Trust / Annual Report / May 31, 2021	61

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.7%
NextEra Energy Inc	0.7%	150,865	$11,046
Other Securities	2.0		33,246

			44,292

Total Common Stock (Cost $1,113,913) ($ Thousands)			1,564,075

U.S. TREASURY OBLIGATION — 0.0%
Other Securities (B)(C)	0.0		120

Total U.S. Treasury Obligation (Cost $120) ($ Thousands)			120

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P. 0.010%**†(D)	0.0%	11	$—

Total Affiliated Partnership (Cost $-) ($ Thousands)			—

CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Government Fund. CI F 0.010% **†	4.9	81,713,719	81,714

Total Cash Equivalent (Cost $81,714) ($ Thousands)			81,714

Total Investments in Securities — 98.6% (Cost $1,195,747)($ Thousands)			$1,645,909

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	81	Jun-2021	$16,846	$17,020	$174

A list of the open OTC Swap agreement held by the Fund at May 31, 2021, is as follows:

Total Return Swap
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)		Net Unrealized Depreciation (Thousands)
Bank of America Merrill Lynch	United States Custom Basket of Securities	1 Month + 0.15%	Asset Returns	Monthly	02/28/2022	USD	76,454	$ (834)		$–	$ (834)

The following table represents the individual stock exposures comprising the Net Long Custom Basket Total Return Swap as of May 31, 2021:

United States Custom Basket of Long Securities

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
15,000	AGCO CORP	USD	$2,243	$(108)	$(108)	(14.51)%
8,200	ALASKA AIR GROUP	USD	588	(21)	(21)	(2.82)
5,291	ALPHABET INC-CL A	USD	12,111	366	366	49.20
27,700	ALTRIA GROUP INC	USD	1,391	(28)	(28)	(3.76)
4,997	AMAZON.COM INC	USD	16,342	(240)	(240)	(32.26)
689	ANTHEM INC	USD	271	3	3	0.40
—	ARROWHEAD PHARMA	USD	—	6	6	0.81
3,600	AT&T INC	USD	113	(7)	(7)	(0.94)
20,000	BALL CORPORATION	USD	1,773	(130)	(130)	(17.47)
3,841	BECTON DICKINSON AND CO	USD	926	3	3	0.40
54,000	BJ’S WHOLESALE C	USD	2,577	(163)	(163)	(21.91)
2,000	BOYD GAMING CORP	USD	122	6	6	0.81
22,400	CBRE GROUP INC - A	USD	1,942	25	25	3.36

62	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
—	CHART INDUSTRIES INC	USD	$—	$5	$5	0.67	%
3,890	CHARTER COMMUN-A	USD	2,672	30	30	4.03
36,100	CONAGRA BRANDS INC	USD	1,362	24	24	3.23
18,800	CONSOLIDATED EDISON INC	USD	1,465	(13)	(13)	(1.75)
30,400	CORTEVA INC	USD	1,358	25	25	3.36
2,100	CROWDSTRIKE HO-A	USD	396	71	71	9.54
20,100	CROWN CASTLE INTERNATIONAL CORP	USD	3,658	153	153	20.57
16,205	DIAMONDBACK ENERGY INC	USD	1,302	1	1	0.13
384	DOMINO’S PIZZA INC	USD	166	(2)	(2)	(0.27)
13,900	ELECTRONIC ARTS INC	USD	1,912	124	124	16.67
12,700	EURONET WORLDWIDE INC	USD	1,834	67	67	9.01
46,100	EXELIXIS INC	USD	1,164	(128)	(128)	(17.20)
148,200	FIRST HORIZON CORP	USD	2,842	(18)	(18)	(2.42)
279,100	FORD MOTOR CO	USD	3,391	676	676	90.86
7,300	FORTIVE CORP	USD	514	16	16	2.15
11,800	GENERAL MILLS INC	USD	741	1	1	0.13
7,300	GILEAD SCIENCES INC	USD	504	(22)	(22)	(2.96)
15,500	HARTFORD FINL SV	USD	1,025	(8)	(8)	(1.08)
36,000	HEWLETT PACKARD ENTERPRISE CO	USD	582	(8)	(8)	(1.08)
13,200	HOLLYFRONTIER CORP	USD	484	(57)	(57)	(7.66)
385	HUMANA INC	USD	173	(5)	(5)	(0.67)
10,038	HUNTINGTON INGAL	USD	2,171	10	10	1.34
3,600	INCYTE CORP	USD	301	1	1	0.13
134	INTUITIVE SURGICAL INC	USD	109	3	3	0.40
7,200	JANUS HENDERSON GROUP PLC	USD	269	9	9	1.21
90,100	KEYCORP	USD	2,119	(28)	(28)	(3.76)
11,300	KNIGHT-SWIFT TRA	USD	552	(14)	(14)	(1.88)
44,600	KROGER CO	USD	1,668	(14)	(14)	(1.88)
21,500	LAMAR ADVERTISING CO-A	USD	2,207	47	47	6.32
1,282	LENNOX INTERNATIONAL INC	USD	447	2	2	0.27
2,000	LHC GROUP INC	USD	375	18	18	2.42
104,600	LIBERTY	USD	2,948	(104)	(104)	(13.98)
5,800	LOWE’S COS INC	USD	1,126	4	4	0.54
—	MARATHON PETROLEUM CORP	USD	—	(8)	(8)	(1.08)
10,000	MARRIOTT VACATIONS WORLD	USD	1,741	(21)	(21)	(2.82)
24,800	MARSH & MCLENNAN COS	USD	3,335	96	96	12.90
30,600	MASCO CORP	USD	1,953	(102)	(102)	(13.71)
14,600	MCKESSON CORP	USD	2,911	(98)	(98)	(13.17)
400	MONOLITHIC POWER	USD	125	12	12	1.61
1,003	MSCI INC	USD	465	4	4	0.54
67,600	NEWS CORP-CLASS A	USD	1,819	5	5	0.67
1,900	NIKE INC-CL B	USD	259	1	1	0.13
—	NORTONLIFELOCK INC	USD	—	(123)	(123)	(16.53)
20,300	NOV INC	USD	364	(38)	(38)	(5.11)
3,500	NOVAVAX INC	USD	497	20	20	2.69
1,200	NOVOCURE	USD	212	33	33	4.44
62,700	NY COMM BANCORP	USD	759	2	2	0.27
9,000	OKTA INC	USD	2,024	(19)	(19)	(2.55)
100	OMEGA HEALTHCARE INVESTORS INC	USD	4	4	4	0.54
3,100	OTIS WORLDWIDE CORP	USD	242	1	1	0.13
2,000	PALO ALTO NETWORKS INC	USD	672	55	55	7.39
1,000	PAYPAL HOLDINGS INC	USD	244	17	17	2.28
1,700	PELOTON INTERACTIVE INC-A	USD	157	31	31	4.17
17,100	PENSKE AUTOMOTIVE GROUP INC	USD	1,569	(102)	(102)	(13.71)
45,000	PERFORMANCE FOOD GROUP CO	USD	2,319	(65)	(65)	(8.74)
—	PERKINELMER INC	USD	—	(1)	(1)	(0.13)
7,400	PIONEER NATURAL	USD	1,192	(67)	(67)	(9.01)
7,000	POST HOLDINGS INC	USD	804	5	5	0.67
11,841	PUBLIC STORAGE	USD	3,275	70	70	9.41
5,300	QUALCOMM INC	USD	688	25	25	3.36
26,700	QUANTA SERVICES INC	USD	2,584	(40)	(40)	(5.38)
3,420	REGENERON PHARMACEUTICALS	USD	1,791	(73)	(73)	(9.81)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	63

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
2,800	REINSURANCE GROUP OF AMERICA INC	USD	$347	$6	$6	0.81%
15,400	RELIANCE STEEL & ALUMINUM	USD	2,627	(31)	(31)	(4.17)
25,300	SCHNEIDER NATL-B	USD	648	(30)	(30)	(4.03)
42,100	SYNOVUS FINANCIAL CORP	USD	2,073	(7)	(7)	(0.94)
10,800	TARGA RESOURCES CORP	USD	422	(2)	(2)	(0.27)
20,300	TE CONNECTIVITY LTD	USD	2,709	56	56	7.53
6,763	TESLA INC	USD	3,901	331	331	44.49
2,300	TEXAS INSTRUMENTS INC	USD	416	21	21	2.82
1,003	THERMO FISHER	USD	454	17	17	2.28
5,500	TJX COS INC/THE	USD	372	—	—	—
2,700	UBIQUITI INC	USD	755	60	60	8.06
45,300	UGI CORP	USD	1,985	102	102	13.71
6,400	UNITED PARCEL-B	USD	1,384	(5)	(5)	(0.67)
19,200	UNIVERSAL HLTH-B	USD	3,084	(20)	(20)	(2.69)
4,100	US FOODS HOLDING CORP	USD	157	3	3	0.40
9,000	VAIL RESORTS INC	USD	2,865	78	78	10.49
—	VALLEY NATIONAL BANCORP	USD	—	30	30	4.03
5,200	VEEVA SYSTEMS INC	USD	1,289	227	227	30.51
698	VERTEX PHARM	USD	151	(5)	(5)	(0.67)
6,000	VIACOMCBS INC	USD	241	14	14	1.88
112,700	WELLS FARGO & CO	USD	5,398	(127)	(127)	(17.07)
55,700	WESTROCK CO	USD	3,443	(187)	(187)	(25.13)
33,700	WEYERHAEUSER CO	USD	1,283	(4)	(4)	(0.54)
8,000	ZIONS BANCORP NA	USD	482	(16)	(16)	(2.15)
1,000	ZSCALER INC	USD	163	31	31	4.17

			$150,890	$744	$744	100.00%

The following table represents the individual stock exposures comprising the Net Short Custom Basket Total Return Swap as of May 31, 2021:

United States Custom Basket of Short Securities

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
(18,200)	ADAPTIVE BIOTECHNOLOGIES	USD	$(626)	$(63)	$(63)	3.99	%
(27,700)	ADVANTAGE SOLUTIONS	USD	(341)	(8)	(8)	0.51
(7,600)	AGREE REALTY CORPORATION	USD	(527)	(9)	(9)	0.57
(3,200)	ALLAKOS INC	USD	(322)	(3)	(3)	0.19
(6,900)	ALLOGENE THERAPEUTICS INC	USD	(197)	20	20	(1.27)
(3,100)	ALNYLAM PHARMACEUTICALS INC	USD	(421)	(19)	(19)	1.20
(47,800)	AMERICAN AIRLINE	USD	(1,116)	(45)	(45)	2.85
(7,900)	AMERICAN WATER WORKS	USD	(1,192)	(39)	(39)	2.47
(37,500)	AMERICOLD REALTY TRUST	USD	(1,423)	(4)	(4)	0.25
(16,600)	AMERIS BANCORP	USD	(943)	32	32	(2.03)
(8,900)	ARENA PHARMACEUTICALS	USD	(542)	(2)	(2)	0.13
(23,300)	ASANA	USD	(710)	(151)	(151)	9.57
(13,800)	ATMOS ENERGY CORP	USD	(1,359)	(18)	(18)	1.14
(11,800)	BANK OF HAWAII CORP	USD	(1,098)	32	32	(2.03)
(2,800)	BEAM THERAPEUTICS INC	USD	(194)	(25)	(25)	1.59
(1,900)	BEYOND MEAT INC	USD	(195)	(82)	(82)	5.20
(2,400)	BIOHAVEN PHARMAC	USD	(169)	(40)	(40)	2.54
(23,800)	BLACKSTONE MOR-A	USD	(753)	(9)	(9)	0.57
(827)	BOEING CO/THE	USD	(189)	(16)	(16)	1.01
(12,700)	BRIDGEBIO PHARMA INC	USD	(691)	(62)	(62)	3.93
(20,700)	BUNGE LIMITED	USD	(1,853)	46	46	(2.91)
(41,700)	CHAMPIONX CORP	USD	(1,119)	15	15	(0.95)
(6,100)	CHARLES SCHWAB CORP/THE	USD	(445)	(6)	(6)	0.38
(27,300)	CLEARWAY ENERGY INC	USD	(732)	(10)	(10)	0.63
(101,400)	CLEVELAND-CLIFFS INC	USD	(2,118)	83	83	(5.26)
(11,800)	COMMERCE BANCSHARES INC	USD	(942)	23	23	(1.46)
(11,200)	COMMUNITY BANK SYSTEM INC	USD	(912)	4	4	(0.25)

64	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
(24,000)	COTY INC	USD	$(214)	$16	$16	(1.01)	%
(8,900)	CREE INC	USD	(835)	(57)	(57)	3.61
(11,600)	CULLEN/FROST BANKERS INC	USD	(1,445)	38	38	(2.41)
(20,500)	DISH NETWORK CORP	USD	(927)	35	35	(2.22)
(7,400)	DRAFTKINGS INC	USD	(322)	(48)	(48)	3.04
(34,300)	ESSENTIAL UTILITIES INC	USD	(1,585)	(65)	(65)	4.12
(12,400)	EVERSOURCE ENERGY	USD	(1,019)	11	11	(0.70)
(12,400)	FASTLY INC - CLASS A	USD	(524)	(62)	(62)	3.93
(15,100)	FEDERAL REALTY INVS TRUST	USD	(1,706)	(21)	(21)	1.33
(1,693)	FIRST CITIZENS-A	USD	(1,471)	13	13	(0.82)
(18,200)	FIRST FINL BANKSHARES INC	USD	(934)	19	19	(1.20)
(11,400)	FIRST REPUBLIC BANK/CA	USD	(2,167)	(15)	(15)	0.95
(20,500)	FIRST SOLAR INC	USD	(1,467)	(97)	(97)	6.15
(6,900)	FOX FACTORY HOLDING CORP	USD	(1,092)	19	19	(1.20)
(157,000)	FREDDIE	USD	(341)	-	-	-
(14,900)	GLACIER BANCORP INC	USD	(916)	50	50	(3.17)
(4,500)	HANNON ARMSTRONG	USD	(211)	(11)	(11)	0.70
(54,900)	HECLA MINING CO	USD	(475)	(19)	(19)	1.20
(6,900)	HORMEL FOODS CORP	USD	(342)	7	7	(0.44)
(600)	HYATT HOTELS CORP - CL A	USD	(47)	(1)	(1)	0.06
(2,300)	IDACORP INC	USD	(232)	5	5	(0.32)
(5,500)	INTELLIA THERAPEUTICS INC	USD	(367)	(46)	(46)	2.92
(13,400)	INTL FLAVORS & FRAGRANCES	USD	(1,913)	15	15	(0.95)
(4,300)	KINSALE CAPITAL GROUP INC	USD	(685)	(32)	(32)	2.03
(7,300)	LAS VEGAS SANDS CORP	USD	(414)	(8)	(8)	0.51
(4,300)	LEIDOS HOLDINGS INC	USD	(445)	3	3	(0.19)
(9,300)	LEMONADE INC	USD	(674)	(170)	(170)	10.77
(8,400)	LIBERTY BROADBAND CORP	USD	(1,371)	(27)	(27)	1.71
(1,800)	LINDE PLC	USD	(542)	-	-	-
(9,400)	LIVE NATION ENTE	USD	(794)	(54)	(54)	3.42
(54,000)	LUMEN TECHNOLOGIES INC	USD	(786)	25	25	(1.58)
(17,000)	MACERICH CO	USD	(267)	(3)	(3)	0.19
(2,600)	NEW FORTRESS ENERGY INC	USD	(108)	(2)	(2)	0.13
(11,500)	NUTANIX INC - A	USD	(341)	(22)	(22)	1.39
(40,400)	OGE ENERGY CORP	USD	(1,365)	(29)	(29)	1.84
(3,500)	ONEOK INC	USD	(193)	11	11	(0.70)
(18,200)	OPEN LENDING CORPORATION	USD	(638)	(65)	(65)	4.12
(1,900)	ORMAT TECHNOLOGIES INC	USD	(124)	(7)	(7)	0.44
(47,100)	OWL	USD	(670)	(8)	(8)	0.51
(186,700)	P G & E CORP	USD	(2,007)	118	118	(7.48)
(10,100)	PACIFIC PREMIER BANCORP INC	USD	(464)	-	-	-
(1,900)	PACKAGING CORP OF AMERICA	USD	(295)	12	12	(0.76)
(21,000)	PALANTIR TECHNOLOGIES	USD	(430)	(53)	(53)	3.36
(78,500)	PARK HOTELS & RESORTS INC	USD	(1,692)	61	61	(3.86)
(4,800)	PATTERSON COS INC	USD	(171)	15	15	(0.95)
(18,500)	PENNYMAC FINANCI	USD	(1,131)	(32)	(32)	2.03
(6,100)	RAYONIERINC	USD	(227)	(6)	(6)	0.38
(4,800)	REDFIN CORP	USD	(248)	(36)	(36)	2.28
(22,300)	REYNOLDS CONSUMER PRODUCTS INC	USD	(705)	28	28	(1.77)
(3,400)	ROYAL GOLD INC	USD	(435)	14	14	(0.89)
(60,700)	SABRE CORP	USD	(801)	(40)	(40)	2.53
(8,600)	SAREPTA THERAPEUTICS INC	USD	(646)	(5)	(5)	0.32
(9,800)	SELECTQUOTE INC	USD	(209)	10	10	(0.63)
(5,100)	SNOWFLAKE	USD	(1,085)	(132)	(132)	8.37
(12,300)	SOUTH STATE CORP	USD	(1,103)	5	5	(0.32)
(24,100)	SPIRIT AEROSYS-A	USD	(1,022)	(167)	(167)	10.58
(2,200)	SPRINGWORKS THER	USD	(160)	(19)	(19)	1.20
(6,900)	SUNPOWER CORP	USD	(151)	(10)	(10)	0.63
(42,190)	SUNRUN INC	USD	(1,688)	(205)	(205)	12.99
(3,800)	SVB FINANCIAL GROUP	USD	(2,195)	(21)	(21)	1.33
(14,300)	TEXAS CAPITAL BA	USD	(999)	14	14	(0.89)
(36,600)	TRIPADVISOR INC	USD	(1,501)	(90)	(90)	5.70

SEI Institutional Investments Trust / Annual Report / May 31, 2021	65

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Concluded)

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
(21,100)	UNITED STATES STEEL CORP	USD	$(553)	$7	$7	(0.44)%
(118,200)	UWM HOLDINGS	USD	(960)	(94)	(94)	5.96
(16,600)	VROOM INC	USD	(666)	(69)	(69)	4.37
(15,100)	WESTERN ALLIANCE BANCORP	USD	(1,570)	58	58	(3.68)
(6,399)	ZYMERGEN INC	USD	(224)	17	17	(1.08)

			$(74,436)	$(1,578)	$(1,578)	100.00%

Percentages are based on a Net Assets of $1,668,804 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31,2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $— ($ Thousands).

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $— ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,564,075	–	–	1,564,075
U.S. Treasury Obligation	–	120	–	120
Affiliated Partnership	–	–	–	–
Cash Equivalent	81,714	–	–	81,714

Total Investments in Securities	1,645,789	120	–	1,645,909

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	174	–	–	174
OTC Swap
Total Return Swap*
Unrealized Depreciation	–	(834)	–	(834)

Total Other Financial Instruments	174	(834)	–	(660)

* Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 22,577	$ 80,012	$ (102,587)	$ 2	$ (4)	$ —	11	$ 32	$ —
SEI Daily Income Trust, Government Fund, Cl F	37,160	676,393	(631,839)	—	—	81,714	81,713,719	7	—

Totals	$ 59,737	$ 756,405	$ (734,426)	$ 2	$ (4)	$ 81,714		$ 39	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund

† Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK — 99.7%

Communication Services — 10.6%
Alphabet Inc, CI A *	1.8%	17,329	$	40,842
Alphabet Inc, CI C *	1.8	16,799		40,512
AT&T Inc	0.5	408,385		12,019
Comcast Corp, CI A	0.7	259,950		14,906
Facebook Inc, CI A *	2.0	138,500		45,529
Netflix Inc *	0.5	24,400		12,269
Verizon Communications Inc	0.6	237,476		13,415
Walt Disney Co/The	0.8	104,450		18,660
Other Securities (A)	1.9			46,196

				244,348

Consumer Discretionary — 11.7%
Amazon.com Inc *	3.4	24,489		78,930
Home Depot Inc/The	0.9	62,115		19,809
McDonald’s Corp	0.4	42,580		9,959
NIKE Inc, CI B	0.4	72,468		9,889
Tesla Inc *	1.2	44,085		27,563
Other Securities (A)	5.4			122,768

				268,918

Consumer Staples — 5.7%
Coca-Cola Co/The	0.5	221,440		12,243
Costco Wholesale Corp	0.4	25,681		9,714
PepsiCo Inc	0.5	79,452		11,754
Procter & Gamble Co/The	0.8	140,854		18,994
Walmart Inc	0.5	79,779		11,331
Other Securities (A)	3.0			66,540

				130,576

Energy — 2.6%
Chevron Corp	0.5	110,498		11,469
Exxon Mobil Corp	0.6	242,638		14,163
Other Securities	1.5			34,265

				59,897

Financials — 11.9%
Bank of America Corp	0.8	446,963		18,947
Berkshire Hathaway Inc, CI B *	1.4	108,300		31,346
Citigroup Inc	0.4	120,304		9,469

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK (continued)
JPMorgan Chase & Co	1.3%	174,434	$	28,649
SEI Investments Co †	0.0	6,742		428
Wells Fargo & Co	0.4	216,966		10,137
Other Securities ‡(A)(B)	7.6			175,214

				274,190

Health Care — 13.1%
Abbott Laboratories	0.5	98,937		11,541
AbbVie Inc	0.5	100,801		11,411
Danaher Corp	0.4	36,502		9,350
Eli Lilly & Co	0.4	49,171		9,821
Johnson & Johnson	1.1	151,709		25,677
Medtronic PLC	0.4	78,326		9,915
Merck & Co Inc	0.5	144,543		10,969
Pfizer Inc	0.5	318,522		12,336
Thermo Fisher Scientific Inc	0.5	23,025		10,810
UnitedHealth Group Inc	1.0	54,620		22,499
Other Securities (A)	7.3			166,265

				300,594

Industrials — 9.4%
Honeywell International Inc	0.4	40,990		9,465
United Parcel Service Inc. CI B	0.4	41,341		8,872
Other Securities (A)	8.6			198,140

				216,477

Information Technology — 26.1%
Accenture PLC, Cl A	0.4	37,200		10,496
Adobe Inc *	0.6	27,602		13,927
Apple Inc	4.9	914,800		113,993
Broadcom Inc	0.5	23,032		10,879
Cisco Systems Inc/Delaware	0.6	243,327		12,872
Intel Corp	0.6	235,158		13,432
Mastercard Inc, CI A	0.8	51,000		18,390
Microsoft Corp	4.7	432,400		107,962
NVIDIA Corp	1.0	34,156		22,194
PayPal Holdings Inc *	0.8	67,811		17,632
salesforce.com Inc *	0.5	50,184		11,949
Texas Instruments Inc	0.4	52,408		9,948
Visa Inc, CI A	1.0	97,700		22,207
Other Securities (A)	9.3			213,231

				599,112

Materials — 2.9%
Linde PLC	0.4	30,325		9,116
Other Securities	2.5			58,207

				67,323

Real Estate — 3.2%
Other Securities ‡(A)	3.2			72,254

SEI Institutional Investments Trust / Annual Report / May 31, 2021	67

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.5%
Other Securities	2.5%		$	56,378

Total Common Stock (Cost $614,364) ($ Thousands)				2,290,067

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P. 0.010% **†(C)	0.4	10,182,765		10,182

Total Affiliated Partnership (Cost $10,183) ($ Thousands)				10,182

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund. CI F 0.010% **†	0.1%	2,413,726	$	2,414

Total Cash Equivalent (Cost $2,414) ($ Thousands)				2,414

Total Investments in Securities — 100.2% (Cost$ 626, 961) ($ Thousands)				$2,302,663

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	29	Jun-2021	$5,679	$6,093	$414
S&P Mid Cap 400 Index E-MINI	5	Jun-2021	1,316	1,363	47

			$6,995	$7,456	$461

Percentages are based on a Net Assets of $2,297,701 ($ Thousands).
*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $9,905 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $326 ($ Thousands), or 0.0% of Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $10,182 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,290,067	–	–	2,290,067
Affiliated Partnership	–	10,182	–	10,182
Cash Equivalent	2,414	–	–	2,414

Total Investments in Securities	2,292,481	10,182	–	2,302,663

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	461	–	–	461

Total Other Financial Instruments	461	–	–	461

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

68	SEI Institutional Investments Trust / Annual Report / May 31, 2021

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized (Depreciation) Appreciation	Value 5/31/2021	Shares	Income	Capital Gains
SEI Investment Co.	$ 366	$ —	$ —	$ —	$ 62	$ 428	6,742	$ 5	$ —
SEI Liquidity Fund, L.P.	27,289	99,315	(116,416)	4	(10)	10,182	10,182,765	67	—
SEI Daily Income Trust, Government Fund, Cl F	6,854	238,938	(243,378)	—	—	2,414	2,413,726	1	—

Totals	$ 34,509	$ 338,253	$ (359,794)	$ 4	$ 52	$ 13,024		$ 73	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	69

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

S&P 500 Index Fund

† Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK — 98.8%

Communication Services — 11.0%
Alphabet Inc, CI A *	2.0%	52,141	$	122,889
Alphabet Inc, CI C *	1.9	49,963		120,489
AT&T Inc	0.6	1,235,891		36,372
Comcast Corp, CI A	0.7	792,248		45,427
Facebook Inc, CI A*	2.2	417,078		137,106
Netflix Inc *	0.6	76,779		38,605
Verizon Communications Inc	0.6	717,152		40,512
Walt Disney Co/The *	0.9	314,619		56,207
Other Securities (A)	1.5			87,609

				685,216

Consumer Discretionary — 11.9%
Amazon.com Inc *	3.8	74,260		239,345
Home Depot Inc/The	0.9	186,587		59,504
McDonald’s Corp	0.5	129,187		30,216
NIKE Inc, CI B	0.5	220,282		30,060
Tesla Inc *	1.3	133,100		83,217
Other Securities (A)	4.9			304,823

				747,165

Consumer Staples — 6.0%
Coca-Cola Co/The	0.6	672,157		37,164
Costco Wholesale Corp	0.5	76,700		29,013
PepsiCo Inc	0.6	239,078		35,369
Procter & Gamble Co/The	0.9	426,867		57,563
Walmart Inc	0.5	240,283		34,127
Other Securities (A)	2.9			178,541

				371,777

Energy — 2.8%
Chevron Corp	0.6	334,601		34,728
Exxon Mobil Corp	0.7	733,700		42,826
Other Securities (A)	1.5			94,913

				172,467

Financials — 11.8%
Bank of America Corp	0.9	1,316,883		55,823

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK (continued)
Berkshire Hathaway Inc, CI B *	1.5%	330,528	$	95,668
Citigroup Inc	0.5	361,657		28,466
JPMorgan Chase & Co	1.4	529,057		86,892
Wells Fargo & Co	0.5	716,348		33,468
Other Securities	7.0			435,157

				735,474

Health Care — 12.8%
Abbott Laboratories	0.6	306,948		35,805
AbbVie Inc	0.6	306,013		34,641
Danaher Corp	0.5	109,800		28,124
Eli Lilly & Co	0.4	137,845		27,533
Johnson & Johnson	1.2	455,670		77,122
Medtronic PLC	0.5	233,561		29,567
Merck & Co Inc	0.5	438,470		33,275
Pfizer Inc	0.6	966,635		37,438
Thermo Fisher Scientific Inc	0.5	68,191		32,016
UnitedHealth Group Inc	1.1	163,887		67,508
Other Securities	6.3			397,476

				800,505

Industrials — 8.8%
Honeywell International Inc	0.4	120,487		27,822
United Parcel Service Inc, Cl B	0.4	124,687		26,758
Other Securities	8.0			497,116

				551,696

Information Technology — 25.9%
Accenture PLC, Cl A	0.5	109,896		31,008
Adobe Inc *	0.7	83,095		41,928
Apple Inc	5.5	2,736,384		340,981
Broadcom Inc	0.5	70,759		33,422
Cisco Systems Inc/Delaware	0.6	731,643		38,704
Intel Corp	0.6	704,152		40,221
Mastercard Inc, CI A	0.9	151,947		54,789
Microsoft Corp	5.2	1,307,804		326,532
NVIDIA Corp	1.1	107,483		69,840
PayPal Holdings Inc *	0.8	202,983		52,780
salesforce.com Inc *	0.6	158,991		37,856
Texas Instruments Inc	0.5	159,483		30,273
Visa Inc, CI A	1.1	294,070		66,842
Other Securities	7.3			453,876

				1,619,052

Materials — 2.8%
Linde PLC	0.4	90,560		27,222
Other Securities	2.4			146,755

				173,977

Real Estate — 2.5%
Other Securities ‡(A)	2.5			157,506

70	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.5%
Other Securities	2.5%		$	157,896

Total Common Stock (Cost $2,929,516) ($ Thousands)				6,172,731

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P. 0.010% **†(B)	0.2	14,438,252		14,433

Total Affiliated Partnership (Cost $14,438) ($ Thousands)				14,433

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund. CI F 0.010% **†	1.0%	64,021,386	$	64,021

Total Cash Equivalent (Cost $64,021) ($Thousands)				64,021

Total Investments in Securities — 100.0% (Cost $3,007,975)($ Thousands)			$	6,251,185

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	375	Jun-2021	$73,494	$78,795	$5,301

Percentages are based on a Net Assets of $6,251,980 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $14,022 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $14,433 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of lnvestments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	6,172,731	–	–	6,172,731
Affiliated Partnership	–	14,433	–	14,433
Cash Equivalent	64,021	–	–	64,021

Total Investments in Securities	6,236,752	14,433	–	6,251,185

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	5,301	–	–	5,301

Total Other Financial Instruments	5,301	–	–	5,301

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	71

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

S&P 500 Index Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 49,600	$ 136,630	$ (171,791)	$ 14	$ (20)	$ 14,433	14,438,252	$ 72	$ —
SEI Daily Income Trust, Government Fund, Cl F	66,287	1,013,643	(1,015,909)	—	—	64,021	64,021,386	10	—

Totals	$ 115,887	$ 1,150,273	$ (1,187,700)	$ 14	$ (20)	$ 78,454		$ 82	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

72	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.6%

Communication Services — 5.0%
Liberty Broadband Corp, CI A *	0.1%	5,783	$937
Liberty Broadband Corp, CI C *	0.4	38,514	6,404
Liberty Media Corp-Liberty Braves, CI A *	0.0	1,803	50
Liberty Media Corp-Liberty Braves, CI C *	0.0	10,465	286
Liberty Media Corp-Liberty Formula One, CI A *	0.0	7,308	293
Liberty Media Corp-Liberty Formula One. CI C *	0.1	48,842	2,181
Liberty Media Corp-Liberty SiriusXM. CI A *	0.1	20,535	897
Liberty Media Corp-Liberty SiriusXM, Cl C *	0.1	40,822	1,776
Match Group Inc *	0.5	54,259	7,780
Pinterest Inc, CI A *	0.4	96,811	6,322
Roku Inc, CI A *	0.5	26,348	9,135
Sirius XM Holdings Inc (A)	0.1	261,881	1,637
Spotify Technology SA *	0.5	32,503	7,852
Zillow Group Inc, CI A *	0.1	13,791	1,631
Zillow Group Inc, CI C *	0.2	34,897	4,094
Other Securities (A)	1.9		37,332

			88,607

Consumer Discretionary — 11.6%
Burlington Stores Inc *	0.3	15,700	5,077
Lululemon Athletica Inc *	0.5	27,482	8,880
Peloton Interactive Inc, CI A *	0.4	61,235	6,755
Wayfair Inc, CI A*(A)	0.3	17,100	5,242
Yum China Holdings Inc	0.4	96,548	6,531
Other Securities (A)	9.7		170,269

			202,754

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Consumer Staples — 3.1%
Keurig Dr Pepper Inc	0.4%	168,680	$6,234
Other Securities (A)	2.7		47,449

			53,683

Energy — 1.9%
Cheniere Energy Inc *	0.3	55,965	4,751
Other Securities (A)	1.6		28,226

			32,977

Financials — 13.9%
Ally Financial Inc	0.3	90,400	4,946
KKR & Co Inc	0.4	130,963	7,293
KKR Real Estate Finance Trust Inc ‡	0.0	5,800	124
Markel Corp *	0.2	3,273	4,011
SEI Investments Co †	0.1	26,519	1,682
Other Securities ‡(A)(B)	12.9		225,580

			243,636

Health Care — 15.0%
Horizon Therapeutics PIc *	0.3	47,003	4,308
Insulet Corp *	0.3	15,808	4,263
Moderna Inc *	0.7	68,996	12,765
Novocure Ltd *	0.3	24,500	4,998
Seagen Inc *	0.3	30,700	4,769
Veeva Systems Inc, CI A *	0.6	32,693	9,525
Other Securities (A)	12.5		221,740

			262,368

Industrials — 14.2%
CoStar Group Inc*	0.5	9,396	8,024
HEICO Corp	0.1	11,218	1,576
HEICO Corp, CI A	0.2	19,182	2,541
TransUnion	0.3	45,794	4,900
Uber Technologies Inc *	1.0	332,022	16,877
Other Securities (A)	12.1		216,591

			250,509

Information Technology — 21.5%
Atlassian Corp PLC, CI A *	0.4	31,641	7,381
Cerence Inc *(A)	0.1	8,610	819
Coupa Software Inc *	0.2	17,000	4,049
Crowdstrike Holdings Inc, CI A *	0.5	37,521	8,335
Dell Technologies Inc. CI C *	0.4	63,090	6,223
DocuSign Inc, CI A *	0.5	43,880	8,847
EPAM Systems Inc *	0.4	12,900	6,161
HubSpot Inc *	0.3	9,973	5,030
Marvell Technology Inc	0.5	186,212	8,994
Nuance Communications Inc *	0.2	68,671	3,633
Okta Inc, CI A *	0.4	28,204	6,274
ON Semiconductor Corp *	0.2	99,100	3,968
Palo Alto Networks Inc *	0.5	22,985	8,349
RingCentral Inc, CI A *	0.3	19,000	4,987
Slack Technologies Inc, CI A *	0.3	119,401	5,258
Splunk Inc *	0.3	39,022	4,729
Square Inc, CI A *	1.1	89,009	19,806

SEI Institutional Investments Trust / Annual Report / May 31, 2021	73

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SS&C Technologies Holdings Inc	0.2%	54,318	$4,012
Trade Desk Inc/The, CI A *	0.3	10,000	5,881
Twilio Inc, CI A *	0.7	34,742	11,673
Workday Inc, CI A *	0.6	43,266	9,896
Zoom Video Communications Inc, CI A *	0.8	42,121	13,964
Other Securities (A)	12.3		219,307
			377,576

Materials — 4.3%
Other Securities (A)	4.3		74,281

Real Estate — 7.1%
Invitation Homes Inc ‡	0.3	135,781	4,925
Sun Communities Inc ‡	0.3	25,821	4,323
VICI Properties Inc ‡	0.2	130,600	4,066
Other Securities ‡(A)	6.3		111,757
			125,071

Utilities — 2.0%
Other Securities (A)	2.0		35,804
Total Common Stock (Cost$1,021,703) ($Thousands)			1,747,266

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

WARRANTS * — 0.0%
Other Securities	0.0%		$8
Total Warrants (Cost $—) ($ Thousands)			8

RIGHTS * — 0.0%
Other Securities(C)	0.0		—
Total Rights (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 5.2%
SEI Liquidity Fund, L.P. 0.010% **†(D)	5.2	90,827,953	90,850
Total Affiliated Partnership (Cost$90,830) ($Thousands)			90,850

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund. CI F 0.010% **†	0.4	7,518,975	7,519
Total Cash Equivalent (Cost $7,519) ($ Thousands)			7,519
Total Investments in Securities — 105.2% (Cost$1,120,052)($Thousands)			$1,845,643

A list of the open futures contracts held by the Fund at May 31, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Russell 2000 Index E-MINI	38	Jun-2021	$4,458	$4,310	$(148)
S&P Mid Cap 400 Index E-MINI	13	Jun-2021	3,418	3,545	127

			$7,876	$7,855	$(21)

Percentages are based on a Net Assets of $1,755,160 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31,2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $87,914 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $1,325 ($ Thousands), or 0.1% of Net Assets of the Fund (see Note 2).

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $90,850 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

74	SEI Institutional Investments Trust / Annual Report / May 31, 2021

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	1,747,266	–	–	1,747,266
Warrants	–	8	–	8
Rights	–	–	–^	–^
Affiliated Partnership	–	90,850	–	90,850
Cash Equivalent	7,519	–	–	7,519

Total Investments in Securities	1,754,785	90,858	–	1,845,643

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	127	–	–	127
Unrealized Depreciation	(148)	–	–	(148)

Total Other Financial Instruments	(21)	–	–	(21)

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

^ Securities market value less than $500.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Investments Co	$ 1,828	$ 331	$ (744)	$ 24	$ 243	$ 1,682	26,519	$ 22	$ —
SEI Liquidity Fund, L.P.	155,062	468,620	(532,791)	11	(52)	90,850	90,827,953	797	—
SEI Daily Income Trust, Government Fund, Cl F	—	253,456	(245,937)	—	—	7,519	7,518,975	1	—

Totals	$ 156,890	$ 722,407	$ (779,472)	$ 35	$ 191	$ 100,051		$ 820	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	75

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund

† Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.9%

Communication Services — 2.5%
Other Securities (A)	2.5%		$7,247

Consumer Discretionary — 17.4%
American Eagle Outfitters Inc (A)	0.8	63,682	2,256
Boot Barn Holdings Inc *	0.6	23,004	1,757
Carriage Services Inc, CI A	0.4	26,887	1,031
Dick’s Sporting Goods Inc	0.6	18,846	1,838
Ethan Allen Interiors Inc	0.4	35,630	1,029
Haverty Furniture Cos Inc (A)	0.5	31,999	1,470
Hibbett Sports Inc *	0.4	12,075	1,023
TopBuild Corp *	0.4	5,380	1,066
Wyndham Hotels & Resorts Inc	0.5	18,535	1,391
Other Securities (A)	12.8		37,123
			49,984

Consumer Staples — 5.0%
Freshpet Inc *	0.6	9,300	1,644
Ingles Markets Inc, CI A	0.3	14,470	896
Other Securities	4.1		11,979
			14,519

Energy — 1.9%
Other Securities	1.9		5,388

FinanCI Als — 17.7%
CNO Financial Group Inc	0.4	43,200	1,147
First FinanCI Al Bankshares Inc	0.5	28,775	1,449
Hamilton Lane Inc, CI A	0.4	11,940	1,079
Hanover Insurance Group Inc/ The	0.3	6,700	935
Popular Inc	0.4	13,145	1,073
Stifel Financial Corp	0.4	16,345	1,132

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
United Community Banks Inc/GA	0.4%	33,300	$1,152
Other Securities *(A)	14.9		43,015
			50,982

Health Care — 13.3%
Acadia Healthcare Co Inc *	0.7	32,269	2,077
Ensign Group Inc/The	0.6	20,697	1,722
Halozyme Therapeutics Inc *	0.4	25,020	1,036
Heska Corp *	0.5	6,767	1,341
Innoviva Inc *	0.4	89,167	1,199
Natera Inc *	0.4	10,865	1,023
Omnicell Inc *	0.6	12,714	1,767
Progyny Inc *	0.5	23,440	1,501
United Therapeutics Corp*	0.8	12,355	2,297
Other Securities (A)	8.4		24,097
			38,060

Industrials — 17.4%
Allegiant Travel Co, CI A *	0.5	6,222	1,378
Altra Industrial Motion Corp	0.6	26,820	1,762
ArcBest Corp	0.4	14,167	1,103
Atkore Inc *	0.5	17,561	1,356
EMCOR Group Inc	0.3	7,537	950
Exponent Inc	0.6	18,950	1,729
Federal Signal Corp	0.4	25,400	1,079
Generac Holdings Inc *	0.5	4,570	1,502
Helios Technologies Inc	0.4	17,485	1,242
Herc Holdings Inc *	0.7	16,263	1,871
John Bean Technologies Corp	0.4	7,976	1,149
MasTec Inc *	0.4	8,811	1,025
Trex Co Inc *	0.6	16,220	1,580
Other Securities	11.1		32,165
			49,891

Information Technology — 13.4%
Littelfuse Inc	0.5	6,020	1,573
Nova Measuring Instruments Ltd *(A)	0.6	15,895	1,593
Novanta Inc *	0.4	7,415	1,030
PAR Technology Corp *(A)	0.3	14,045	940
Silicon Laboratories Inc *	0.3	7,360	1,005
SPS Commerce Inc *	0.3	10,575	993
Varonis Systems Inc, CI B *	0.3	20,010	966
Viavi Solutions Inc *	0.4	65,230	1,143
Other Securities (A)	10.3		29,139
			38,382

Materials — 5.4%
Greif Inc, CI A	0.3	14,900	919
Summit Materials Inc, CI A *	0.5	39,879	1,389
Other Securities	4.6		13,056
			15,364

76	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Real Estate — 3.2%
Other Securities ‡(A)	3.2%		$9,362

Utilities — 1.7%
Other Securities (A)	1.7		4,771

Total Common Stock (Cost$214,616) ($ Thousands)			283,950

RIGHTS — 0.0%
Other Securities (B)	0.0		—

Total Rights (Cost $—) ($Thousands)			—

AFFILIATED PARTNERSHIP — 3.5%
SEI Liquidity Fund, L.P. 0.010%**†(C)	3.5	10,118,308	10,120

Total Affiliated Partnership (Cost $10,118) ($ Thousands)			10,120

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	1.7	4,935,139	4,935

Total Cash Equivalent (Cost $4,935) ($ Thousands)			4,935

Total Investments in Securities —104.1% (Cost $229,669)($ Thousands)			$299,005

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31,2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $9,822 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $10,120 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	283,950	–	–		283,950
Rights	–	–	–	^	–^
Affiliated Partnership	–	10,120	–		10,120
Cash Equivalent	4,935	–	–		4,935

Total Investments in Securities	288,885	10,120	–	^	299,005

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Securities round to an amount less than $500.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Percentages are based on a Net Assets of $287,220 ($ Thousands).

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 19,356	$ 75,567	$ (84,800)	$ 3	$ (6)	$ 10,120	10,118,308	$ 93	$ —
SEI Daily Income Trust, Government Fund, Cl F	2,845	103,489	(101,399)	—	—	4,935	4,935,139	1	—

Totals	$ 22,201	$ 179,056	$ (186,199)	$ 3	$ (6)	$ 15,055		$ 94	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	77

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Communication Services — 3.0%
Cinemark Holdings Inc *(A)	0.7%	164,922	$3,737
Lions Gate Entertainment Corp, CI A *(A)	0.5	131,737	2,566
Other Securities	1.8		9,159

			15,462

Consumer Discretionary — 17.7%
American Eagle Outfitters Inc (A)	0.5	76,478	2,710
Brunswick Corp/DE	0.4	18,709	1,913
Modine Manufacturing Co *	0.8	225,223	3,962
Norwegian Cruise Line Holdings Ltd *(A)	0.4	60,267	1,923
Urban Outfitters Inc *	0.5	69,925	2,738
Vera Bradley Inc *	0.4	161,136	1,850
Other Securities (A)	14.7		74,913

			90,009

Consumer Staples — 4.4%
Pilgrim’s Pride Corp *	0.6	127,296	3,060
TreeHouse Foods Inc *	0.4	38,269	1,864
Other Securities (A)	3.4		17,409

			22,333

Energy — 3.5%
Cimarex Energy Co	0.4	33,159	2,246
Delek US Holdings Inc	0.6	141,955	3,164
Other Securities (A)	2.5		12,666

			18,076

Financials — 18.1%
American Equity Investment Life Holding Co	0.5	76,256	2,326
Bank of NT ButterHeld & Son Ltd/The Butterfield	0.4	47,619	1,816
BankUnited Inc	1.5	160,911	7,690
CNO Financial Group Inc	0.8	155,400	4,127

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
First Commonwealth Financial Corp	0.5%	157,129	$2,381
First Horizon Corp	0.6	166,397	3,173
First Midwest	0.4	91,555	1,916
FNB Corp/PA	1.0	399,326	5,355
MGIC Investment Corp	0.4	134,505	1,980
OFG Bancorp	0.3	74,015	1,784
PacWest Bancorp	0.9	106,903	4,829
Pinnacle Financial Partners Inc	0.7	36,940	3,359
Sterling Bancorp/DE	0.5	97,294	2,592
Umpqua Holdings Corp	1.1	292,971	5,590
Western Alliance Bancorp	0.5	24,280	2,428
Other Securities ‡(A)	8.0		41,014

			92,360

Health Care — 10.6%
Other Securities (A)	10.6		53,891

Industrials — 18.4%
ACCO Brands Corp	0.9	487,280	4,439
BWX Technologies Inc	0.4	30,241	1,891
Clean Harbors Inc *	0.4	23,721	2,208
EMCOR Group Inc	0.3	14,541	1,834
ITT Inc	0.4	19,878	1,867
JetBlue Airways Corp *	0.6	149,485	3,005
Masonite lnternational Corp *	0.5	20,996	2,510
Regal Beloit Corp	0.4	14,172	2,016
Standex International Corp	0.3	17,710	1,765
WESCO International Inc *	1.0	47,971	5,112
Other Securities (A)	13.2		67,102

			93,749

Information Technology — 12.8%
Alliance Data Systems Corp	0.6	24,263	2,937
J2 Global Inc *(A)	0.6	26,423	3,291
NCR Corp *	0.5	50,501	2,434
Photronics Inc *	0.4	150,187	2,034
Rogers Corp *	0.4	11,490	2,153
Silicon Motion Technology Corp ADR	0.7	56,322	3,716
Super Micro Computer Inc *	0.4	60,983	2,119
Other Securities (A)(B)(C)	9.2		46,591

			65,275

Materials — 6.1%
B2Gold Corp (A)	0.4	353,370	1,802
Commercial Metals Co	0.7	105,955	3,334
Olin Corp	0.4	42,687	2,087
Reliance Steel & Aluminum Co	0.3	10,521	1,768
Valvoline Inc	0.4	69,447	2,292
Other Securities (A)	3.9		19,855

			31,138

Real Estate — 2.2%
Other Securities ‡(A)	2.2		11,170

78	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 1.7%
Portland General Electric Co	0.6%	59,793	$2,866
Other Securities (A)	1.1		5,873

			8,739

Total Common Stock (Cost $369,787) ($ Thousands)			502,202

WARRANT — 0.0%
Other Securities	0.0		19

Total Warrant (Cost $15) ($ Thousands)			19

RIGHTS — 0.0%
Other Securities(B)	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 6.3%
SEI Liquidity Fund, L.P. 0.010% **† (D)	6.3	31,940,813	31,950

Total Affiliated Partnership (Cost $31,942) ($ Thousands)			31,950

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, CI F 0.010% **†	1.9	9,606,149	9,606

Total Cash Equivalent (Cost $9,606) ($ Thousands)			9,606

Total Investments in Securities — 106.7% (Cost $411,350) ($ Thousands)			$543,777

**	The rate reported is the 7-day effective yield as of May 31, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $28,090 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2021 was $2 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $31,950 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	502,200	–	2	502,202
Warrant	19	–	–	19
Rights	–	–	–^	–
Affiliated Partnership	–	31,950	–	31,950
Cash Equivalent	9,606	–	–	9,606

Total Investments in Securities	511,825	31,950	2	543,777

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Securities market value less than $500.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Percentages are based on a Net Assets of $509,597 ($ Thousands).

*	Non-income producing security.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 40,682	$ 157,594	$ (166,317)	$ 2	$ (11)	$ 31,950	31,940,813	$ 203	$ –
SEI Daily Income Trust, Government Fund, Cl F	8,951	210,124	(209,469)	–	–	9,606	9,606,149	1	–

Totals	$ 49,633	$ 367,718	$ (375,786)	$ 2	$ (11)	$ 41,556		$ 204	$ –

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	79

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Small/Mid Cap Equity Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.3%

Communication Services — 3.3%
Nexstar Media Group Inc, CI A	1.1%	84,257	$12,799
Other Securities (A)	2.2		25,725

			38,524

Consumer Discretionary — 14.6%
Aaron’s Co Inc/The	0.4	127,365	4,581
American Eagle Outfitters Inc (A)	0.6	189,950	6,730
Boot Barn Holdings Inc *	0.4	63,500	4,851
Dick’s Sporting Goods Inc	0.7	81,180	7,917
Lithia Motors Inc. CI A	0.5	16,925	5,957
Wingstop Inc	0.4	32,347	4,615
Wyndham Hotels & Resorts Inc	0.4	62,020	4,655
Other Securities (A)	11.2		132,328

			171,634

Consumer Staples — 3.4%
Freshpet Inc *	0.5	31,100	5,499
Other Securities (A)	2.9		34,040

			39,539

Energy — 2.0%
Diamondback Energy Inc	0.3	42,543	3,406
Viper Energy Partners LP (B)	0.2	89,835	1,620
Other Securities (A)(B)	1.5		18,168

			23,194

Financials — 14.8%
Bank OZK	0.4	116,862	4,991
Columbia Banking System Inc	0.4	110,301	4,761
First Financial Bankshares Inc	0.5	121,103	6,098
Hamilton Lane Inc, CI A	0.4	50,243	4,541
PacWest Bancorp	0.9	243,345	10,992
Starwood Property Trust Inc ‡	0.5	235,425	5,977
Stifel Financial Corp	0.4	70,733	4,900

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
United Community Banks Inc/GA	0.4%	147,979	$5,117
Other Securities ‡(A)	10.9		126,650

			174,027

Health Care — 12.1%
Acadia Healthcare Co Inc *	0.5	89,900	5,786
Ensign Group Inc/The	0.9	121,747	10,129
Omnicell Inc *	0.5	40,025	5,563
STERIS PLC	0.6	37,784	7,211
Syneos Health Inc, CI A *	0.6	82,699	7,269
United Therapeutics Corp *	0.5	29,000	5,391
Other Securities (A)	8.5		100,061

			141,410

Industrials — 18.6%
ABM Industries Inc	0.5	111,519	5,564
Altra Industrial Motion Corp	0.5	89,670	5,890
Atkore Inc *	0.4	58,144	4,489
BWX Technologies Inc	0.6	114,998	7,192
Colfax Corp *	0.5	142,275	6,289
Exponent Inc	0.4	56,030	5,112
Generac Holdings Inc *	0.7	23,839	7,836
Herc Holdings Inc *	0.4	44,740	5,146
Huntington Ingalls Industries Inc	0.4	24,059	5,202
Snap-on Inc	0.6	28,596	7,281
Trex Co Inc *	0.5	54,270	5,286
XPO Logistics Inc *	0.4	32,776	4,816
Other Securities	12.7		148,381

			218,484

Information Technology — 15.0%
ACI Worldwide Inc *	0.4	126,763	4,850
Euronet Worldwide Inc *	0.5	37,443	5,603
J2 Global Inc *(A)	1.4	127,878	15,925
Littelfuse Inc	0.7	32,120	8,391
Nova Measuring Instruments Ltd *(A)	0.5	53,150	5,327
Silicon Motion Technology Corp ADR	0.6	104,170	6,872
Other Securities (A)	10.9		129,428

			176,396

Materials — 6.1%
Ashland Global Holdings Inc	0.4	48,715	4,620
Axalta Coating Systems Ltd *	0.5	166,771	5,410
FMC Corp	0.6	61,207	7,142
Reliance Steel & Aluminum Co	0.5	31,985	5,376
Silgan Holdings Inc	0.7	207,045	8,723
Other Securities	3.4		39,804

			71,075

Real Estate — 5.7%
Gaming and Leisure Properties Inc ‡	0.6	156,666	7,263

80	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Medical Properties Trust Inc ‡	0.5%	284,093	$6,014
Other Securities ‡(A)	4.6		53,263

			66,540

Utilities — 1.7%
UGI Corp	0.4	105,101	4,840
Other Securities	1.3		15,237

			20,077

Total Common Stock (Cost $798,439) ($ Thousands)			1,140,900

AFFILIATED PARTNERSHIP — 5.5%
SEI Liquidity Fund, L.P. 0.010% **†(C)	5.5	65,123,015	65,133

Total Affiliated Partnership (Cost $65,125) ($ Thousands)			65,133

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund. CI F 0.010% **†	2.6	30,278,970	30,279

Total Cash Equivalent (Cost $30,279) ($ Thousands)			30,279

Total Investments in Securities — 105.4% (Cost $893,843) ($ Thousands)			$1,236,312

Percentages are based on a Net Assets of $1,173,130 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $63,305 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $2,860 ($ Thousands), or 0.2% of Net Assets (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $65,133 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,140,900	–	–	1,140,900
Affiliated Partnership	–	65,133	–	65,133
Cash Equivalent	30,279	–	–	30,279

Total Investments in Securities	1,171,179	65,133	–	1,236,312

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	81

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Small/Mid Cap Equity Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 140,805	$ 317,672	$ (393,314)	$ 14	$ (44)	$ 65,133	65,123,015	$ 440	$ —
SEI Daily Income Trust, Government Fund, Cl F	49,188	452,970	(471,879)	—	—	30,279	30,278,970	5	—

Totals	$ 189,993	$ 770,642	$ (865,193)	$ 14	$ (44)	$ 95,412		$ 445	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

82	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Equity Factor Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.9%

Communication Services — 8.8%
Alphabet Inc, CI A *	1.7%	7,777	$18,329
Alphabet Inc, CI C *	2.3	10,135	24,441
AT&T Inc	0.8	299,900	8,826
Facebook Inc, CI A *	1.2	40,409	13,284
Omnicom Group Inc	0.6	71,788	5,904
Verizon Communications Inc	1.2	220,383	12,449
Other Securities	1.0		10,743

			93,976

Consumer Discretionary — 12.7%
Amazon.com Inc *	1.7	5,666	18,262
eBay Inc	1.1	188,162	11,455
Ford Motor Co *	1.1	782,343	11,367
Lennar Corp. CI A	0.6	70,218	6,952
Lennar Corp, Cl B	0.1	12,020	941
Target Corp	1.6	73,849	16,758
Other Securities	6.5		69,765

			135,500

Consumer Staples — 8.8%
Bunge Ltd	0.6	73,347	6,368
Kroger Co/The	1.0	288,036	10,652
Procter & Gamble Co/The	1.4	113,830	15,350
Walmart Inc	1.2	90,533	12,858
Other Securities	4.6		48,788

			94,016

Energy — 0.5%
Other Securities	0.5		5,574

Financials — 15.0%
Ally Financial Inc	1.1	208,206	11,391
Capital One Financial Corp	1.1	73,978	11,894
Citigroup Inc	1.2	163,734	12,888
Prudential Financial Inc	0.6	58,430	6,250
SLM Corp	0.6	295,014	5,974
State Street Corp	0.7	89,498	7,785
Synchrony Financial	1.2	263,217	12,479

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
T Rowe Price Group Inc	1.4%	78,875	$15,093
Other Securities ‡	7.1		76,485

			160,239

Health Care — 14.0%
AmerisourceBergen Corp, Cl A	0.6	60,287	6,917
Amgen Inc	1.0	44,421	10,570
Cardinal Health Inc	0.7	132,133	7,409
CVS Health Corp	1.0	121,410	10,495
DaVita Inc *	0.8	71,430	8,577
Johnson & Johnson	0.8	47,452	8,031
McKesson Corp	1.1	59,364	11,421
Merck & Co Inc	1.0	136,739	10,377
Pfizer Inc	0.6	179,124	6,937
United Therapeutics Corp *	0.6	35,609	6,620
UnitedHealth Group Inc	0.8	20,240	8,337
Other Securities	5.0		54,051

			149,742

Industrials — 7.3%
Expeditors International of Washington Inc	0.9	80,514	10,120
PACCAR Inc	0.6	70,350	6,441
Robert Half International Inc	0.8	89,722	7,966
Other Securities	5.0		53,304

			77,831

Information Technology — 26.7%
Accenture PLC, Cl A	0.9	34,917	9,852
Apple Inc	4.0	343,716	42,830
Arrow Electronics Inc *	0.7	65,872	7,926
Cisco Systems Inc/Delaware	1.1	214,889	11,368
Cognizant Technology Solutions Corp, CI A	0.8	123,982	8,872
Fortinet Inc *	0.7	31,884	6,968
HP Inc	1.2	427,218	12,488
Intel Corp	1.2	216,270	12,353
Intuit Inc	1.0	24,740	10,863
Microsoft Corp	4.9	211,902	52,908
Nuance Communications Inc *	0.8	155,194	8,210
Oracle Corp	1.4	187,849	14,791
Other Securities	8.0		86,163

			285,592

Materials — 3.0%
PPG Industries Inc	0.8	45,017	8,091
Other Securities	2.2		23,828

			31,919

Real Estate — 1.2%
Other Securities ‡	1.2		12,622

SEI Institutional Investments Trust / Annual Report / May 31, 2021	83

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Equity Factor Allocation Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 0.9%
Exelon Corp	0.7%	153,616	$6,931
Other Securities	0.2		2,224

			9,155

Total Common Stock (Cost $748,985) ($ Thousands)			1,056,166

Total Investments in Securities — 98.9% (Cost $748,985)($ Thousands)			$1,056,166

A list of the open future contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts S&P 500 Index E-MINI	33	Jun-2021	$6,938	$6,934	$(4)

Percentages are based on a Net Assets of $1,068,145 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of lnvestments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,056,166	–	–	1,056,166

Total Investments in Securities	1,056,166	–	–	1,056,166

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(4)	–	–	(4)

Total Other Financial Instruments	(4)	–	–	(4)

* Future contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$15,622	$195,995	$(211,617)	$—	$—	$—	—	$1	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

84	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.6%

Communication Services — 8.8%
AT&T Inc	1.6%	621,287	$18,284
Comcast Corp, CI A	1.4	273,000	15,654
Omnicom Group Inc	0.7	90,400	7,434
Verizon Communications Inc	2.4	485,247	27,412
Other Securities	2.7		28,787
			97,571

Consumer Discretionary — 9.0%
eBay Inc	1.4	258,500	15,738
Target Corp	2.1	104,900	23,804
Toyota Motor Corp ADR	0.9	57,400	9,527
Other Securities (A)	4.6		51,625
			100,694

Consumer Staples — 15.3%
Coca-Cola Co/The	0.6	127,767	7,064
General Mills Inc	1.2	213,738	13,435
Hershey Co/The	0.7	43,043	7,449
J M Smucker Co/The	1.3	105,950	14,122
Kellogg Co (A)	0.9	154,523	10,120
Kimberly-Clark Corp	0.9	82,200	10,738
Kraft Heinz Co/The	0.9	234,800	10,235
Kroger Co/The	1.5	439,751	16,262
Tyson Foods Inc, CI A	1.1	152,462	12,121
Other Securities (A)	6.2		69,426
			170,972

Energy — 0.7%
Other Securities	0.7		7,639

Financials — 12.1%
Aflac Inc	1.2	226,200	12,821
Allstate Corp/The	1.7	137,000	18,716
Bank of New York Mellon Corp/ The	0.7	155,100	8,078

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berkshire Hathaway Inc, Cl B *	2.2%	83,857	$24,272
Other Securities ‡(A)	6.3		71,159
			135,046

Health Care — 14.8%
AbbVie Inc	1.0	99,301	11,241
Amgen Inc	1.1	50,100	11,921
Bristol-Myers Squibb Co	2.3	395,382	25,985
CVS Health Corp	1.3	165,288	14,287
Gilead Sciences Inc	1.0	167,200	11,053
Johnson & Johnson	1.9	122,793	20,783
Merck & Co Inc	2.4	360,628	27,368
Pfizer Inc	1.4	394,090	15,263
Other Securities (A)	2.4		26,967
			164,868

Industrials — 8.8%
3M Co	0.9	51,600	10,477
Allison Transmission Holdings Inc, Cl A	0.7	179,500	7,595
Cummins Inc	0.7	28,900	7,435
Expeditors International of Washington Inc	0.6	55,111	6,927
Northrop Grumman Corp	0.8	25,700	9,403
Other Securities (A)	5.1		56,731
			98,568

Information Technology — 16.4%
Amdocs Ltd	2.0	281,999	22,024
Cisco Systems Inc/Delaware	1.8	387,569	20,502
F5 Networks Inc *	1.1	64,820	12,020
Intel Corp	2.2	424,100	24,225
International Business Machines Corp	1.5	115,600	16,616
Juniper Networks Inc	0.7	318,580	8,388
Oracle Corp	2.7	381,300	30,024
Seagate Technology Holdings PLC	1.0	114,100	10,925
Western Union Co/The	1.2	546,700	13,378
Other Securities (A)	2.2		24,979
			183,081

Materials — 5.2%
Berry Global Group Inc *	0.7	121,700	8,301
Linde PLC	0.6	22,450	6,748
Newmont Corp	1.0	145,700	10,706
Other Securities	2.9		31,882
			57,637

Real Estate — 2.6%
Iron Mountain Inc ‡(A)	0.6	160,400	6,984
Public Storage ‡	0.6	25,252	7,133
Other Securities ‡	1.4		15,160
			29,277

SEI Institutional Investments Trust / Annual Report / May 31, 2021	85

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 4.9%
Entergy Corp	0.7%	73,300	$7,716
Evergy Inc	1.2	206,600	12,807
Exelon Corp	0.7	172,200	7,770
Other Securities (A)	2.3		26,301
			54,594

Total Common Stock (Cost $801,600) ($ Thousands)			1,099,947

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 2.9%
SEI Liquidity Fund, L.P. 0.010% **†(B)	2.9%	32,343,621	$32,350

Total Affiliated Partnership (Cost $32,348) ($ Thousands)			32,350

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, CI F 0.010% **†	1.8	20,510,758	20,511

Total Cash Equivalent (Cost $20,511) ($ Thousands)			20,511

Total Investments in Securities — 103.3% (Cost $854,459)($ Thousands)			$1,152,808

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	30	Jun-2021	$6,168	$6,304	$136

Percentages are based on a Net Assets of $1,115,591 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2021.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $31,723 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $32,350 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

The Summary Schedule of lnvestments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,099,947	–	–	1,099,947
Affiliated Partnership	–	32,350	–	32,350
Cash Equivalent	20,511	–	–	20,511

Total Investments in Securities	1,120,458	32,350	–	1,152,808

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	136	–	–	136

Total Other Financial Instruments	136	–	–	136

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

86	SEI Institutional Investments Trust / Annual Report / May 31, 2021

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$19,825	$156,517	$(143,986)	$(3)	$(3)	$32,350	32,343,621	$73	$—
SEI Daily Income Trust, Government Fund, Cl F	39,061	435,106	(453,656)	—	—	20,511	20,510,758	3	—

Totals	$58,886	$591,623	$(597,642)	$(3)	$(3)	$52,861		$76	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	87

SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.8%

Australia — 0.9%
Other Securities	0.9%		$25,646

Austria — 0.0%
Other Securities	0.0		356

Belgium — 0.6%
Other Securities	0.6		17,481

Canada — 5.1%
Loblaw Cos Ltd	0.7	325,751	20,046
Other Securities (A)	4.4		117,549

			137,595

Denmark — 0.4%
Other Securities	0.4		10,553

Finland — 0.3%
Other Securities	0.3		8,072

France — 2.3%
Sanofi	1.0	258,184	27,664
Other Securities (A)	1.3		33,616

			61,280

Germany — 1.3%
Other Securities	1.3		34,345

Hong Kong — 1.2%
Other Securities	1.2		31,474

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Israel — 0.5%
Other Securities	0.5%		$13,894

Italy — 0.5%
Other Securities	0.5		12,233

Japan — 9.6%
Japan Tobacco Inc	0.6	820,100	16,316
KDDI Corp	1.2	917,700	31,284
Nippon Telegraph & Telephone Corp	1.1	1,129,000	30,490
Okinawa Cellular Telephone Co	0.0	5,411	244
Oracle Corp Japan	0.1	29,154	2,643
SoftBank Corp	1.0	2,185,300	28,068
Other Securities	5.6		152,643

			261,688

Netherlands — 1.2%
Koninklijke Ahold Delhaize NV	0.8	712,927	20,700
Other Securities	0.4		11,820

			32,520

New Zealand — 0.2%
Other Securities ‡	0.2		4,509

Norway — 0.3%
Other Securities (A)	0.3		9,313

Portugal — 0.1%
Other Securities	0.1		1,585

Singapore — 1.1%
Other Securities	1.1		31,043

Spain — 0.5%
Other Securities	0.5		14,382

Sweden — 0.5%
Other Securities	0.5		14,641

Switzerland — 3.8%
Novartis AG	0.7	228,461	20,205
Roche Holding AG	1.3	98,696	34,608
Other Securities	1.8		49,644

			104,457

United Kingdom — 4.7%
British American Tobacco PLC	0.7	469,700	18,068
GlaxoSmithKline PLC	1.0	1,432,451	27,301

88	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United Kingdom (continued)
Imperial Brands PLC	0.6%	711,194	$16,134
Other Securities	2.4		65,890

			127,393

United States — 62.7%
Allstate Corp/The	1.1	218,900	29,904
Altria Group Inc	0.6	321,200	15,809
Amdocs Ltd	0.8	300,000	23,430
Amgen Inc	0.8	92,246	21,949
AT&T Inc	1.4	1,319,023	38,819
AutoZone Inc *	0.8	15,884	22,342
Berkshire Hathaway, CI A *	0.1	6	2,616
Berkshire Hathaway Inc, CI B *	1.4	132,667	38,399
Bristol-Myers Squibb Co	0.9	374,111	24,586
Cerner Corp	0.6	204,166	15,976
Check Point Software Technologies Ltd *	0.7	154,392	18,061
Cisco Systems Inc/Delaware	1.3	665,121	35,185
Colgate-Palmolive Co	0.5	178,160	14,926
Comcast Corp, Cl A	1.1	514,706	29,513
Costco Wholesale Corp	0.6	43,473	16,445
CVS Health Corp	0.9	273,800	23,667
eBay Inc	0.9	385,200	23,451
Evergy Inc	0.6	258,300	16,012
General Mills Inc	0.9	392,956	24,701
Gilead Sciences Inc	0.6	267,851	17,708
Intel Corp	1.3	629,400	35,951
International Business Machines Corp	0.9	165,800	23,832
J M Smucker Co/The	0.7	134,953	17,988
Johnson & Johnson	2.0	321,392	54,396
Kellogg Co	0.7	287,449	18,825
Kimberly-Clark Corp	1.0	210,525	27,501
Kraft Heinz Co/The	0.6	360,900	15,732
Kroger Co/The	1.3	936,637	34,637
Lockheed Martin Corp	0.7	49,010	18,732
Merck & Co Inc	1.1	378,845	28,751
Newmont Corp	1.1	407,994	29,979
Northrop Grumman Corp	1.0	72,093	26,377
Oracle Corp	2.1	738,279	58,132
Pfizer Inc	0.9	666,817	25,826
Seagate Technology Holdings PLC	0.7	197,300	18,891
Silgan Holdings Inc	0.6	357,811	15,075
Target Corp	1.4	170,798	38,758
Verizon Communications Inc	1.6	773,271	43,682
Walmart Inc	0.6	111,227	15,798
Other Securities ‡(B)	25.8		705,137

			1,707,499

Total Common Stock (Cost $2,294,530) ($ Thousands)			2,661,959

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PREFERRED STOCK — 0.3%

Germany — 0.3%
Other Securities (C)	0.3%		$9,230

Total Preferred Stock (Cost $7,910) ($ Thousands)			9,230

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P. 0.010% **†(D)	0.8	21,835,144	21,842

Total Affiliated Partnership (Cost$21,841) ($Thousands)			21,842

Total Investments in Securities — 98.9% (Cost$2,324,281)($Thousands)			$2,693,031

SEI Institutional Investments Trust / Annual Report / May 31, 2021	89

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	40	Jun-2021	$1,984	$1,981	$(3)
Hang Seng Index	1	Jun-2021	188	187	(1)
S&P 500 Index E-MINI	53	Jun-2021	11,143	11,136	(7)
SPI 200 Index	4	Jun-2021	554	553	(1)
TOPIX Index	8	Jun-2021	1,413	1,417	5

			$15,282	$15,274	$(7)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/11/21	USD	67	DKK	413	$—
Brown Brothers Harriman	06/11/21	USD	76	DKK	460	—
Brown Brothers Harriman	06/11/21	USD	99	NZD	137	—
Brown Brothers Harriman	06/11/21	USD	49	NZD	67	—
Brown Brothers Harriman	06/11/21	USD	36	NOK	297	—
Brown Brothers Harriman	06/11/21	USD	203	NOK	1,683	(1)
Brown Brothers Harriman	06/11/21	USD	105	SEK	880	1
Brown Brothers Harriman	06/11/21	USD	187	SEK	1,551	—
Brown Brothers Harriman	06/11/21	USD	670	AUD	864	(4)
Brown Brothers Harriman	06/11/21	USD	607	HKD	4,714	—
Brown Brothers Harriman	06/11/21	USD	147	HKD	1,144	—
Brown Brothers Harriman	06/11/21	USD	767	SGD	1,019	4
Brown Brothers Harriman	06/11/21	USD	1,207	CHF	1,093	9
Brown Brothers Harriman	06/11/21	USD	1,043	CHF	935	(3)
Brown Brothers Harriman	06/11/21	USD	2,172	GBP	1,539	11
Brown Brothers Harriman	06/11/21	USD	882	GBP	621	(1)
Brown Brothers Harriman	06/11/21	USD	1,886	CAD	2,283	5
Brown Brothers Harriman	06/11/21	USD	1,292	CAD	1,560	(1)
Brown Brothers Harriman	06/11/21	NZD	3,844	USD	2,797	10
Brown Brothers Harriman	06/11/21	NZD	154	USD	111	(1)
Brown Brothers Harriman	06/11/21	USD	1,947	EUR	1,610	16
Brown Brothers Harriman	06/11/21	USD	2,178	EUR	1,782	(7)
Brown Brothers Harriman	06/11/21	USD	4,570	JPY	498,565	(36)
Brown Brothers Harriman	06/11/21	DKK	198	USD	32	—
Brown Brothers Harriman	06/11/21	DKK	21,671	USD	3,540	(11)
Brown Brothers Harriman	06/11/21	SGD	21,941	USD	16,546	(37)
Brown Brothers Harriman	06/11/21	AUD	26,876	USD	21,064	344
Brown Brothers Harriman	06/11/21	AUD	30	USD	23	—
Brown Brothers Harriman	06/11/21	GBP	45,178	USD	63,172	(880)
Brown Brothers Harriman	06/11/21	NOK	46,144	USD	5,608	84
Brown Brothers Harriman	06/11/21	NOK	628	USD	75	—
Brown Brothers Harriman	06/11/21	CHF	564	USD	628	1
Brown Brothers Harriman	06/11/21	CHF	48,966	USD	54,269	(154)
Brown Brothers Harriman	06/11/21	SEK	446	USD	54	—
Brown Brothers Harriman	06/11/21	SEK	60,304	USD	7,242	(6)
Brown Brothers Harriman	06/11/21	EUR	771	USD	940	1
Brown Brothers Harriman	06/11/21	EUR	83,818	USD	101,815	(305)

90	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/11/21	CAD	694	USD	576	$1
Brown Brothers Harriman	06/11/21	CAD	84,430	USD	69,482	(413)
Brown Brothers Harriman	06/11/21	HKD	129,588	USD	16,685	(12)
Brown Brothers Harriman	06/11/21	JPY	15,597,620	USD	143,642	1,793
Brown Brothers Harriman	06/11/21	JPY	4,786	USD	44	—

						$408

Percentages are based on a Net Assets of $2,722,519 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31,2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $20,660 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $34 ($ Thousands), or 0.00% of Net Assets of the Fund (See Note 2).

(C)	There is currently no rate available.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $21,842 ($ Thousands).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Stock Price Index

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,660,891	1,068		2,661,959
Preferred Stock	9,230	–	–	9,230
Affiliated Partnership	–	21,842	–	21,842

Total Investments in Securities	2,670,121	22,910	–	2,693,031

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	5	–	–	5
Unrealized Depreciation	(12)	–	–	(12)
Forwards Contracts*
Unrealized Appreciation	–	2,280	–	2,280
Unrealized Depreciation	–	(1,872)	–	(1,872)

Total Other Financial Instruments	(7)	408	–	401

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$185,894	$(164,050)	$(13)	$1	$21,842	21,835,144	$89	$ —
SEI Daily Income Trust, Government Fund, CI F	36,578	656,448	(693,026)	—	—	—		6	—

Totals	$36,578	$842,342	$(857,076)	$[3)	$1	$21,842		$95	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	91

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund

† Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.2%

Argentina — 0.0%
Other Securities	0.0%		$1,193

Australia — 3.2%
Fortescue Metals Group Ltd	0.7	3,991,910	68,076
Qantas Airways Ltd	0.6	16,793,255	62,274
Other Securities (A)	1.9		208,301

			338,651

Austria — 0.2%
Other Securities	0.2		17,061

Belgium — 0.5%
Other Securities	0.5		51,321

Brazil — 1.1%
Other Securities	1.1		119,236

Canada — 2.8%
Other Securities	2.8		298,209

Chile — 0.3%
Other Securities	0.3		32,631

China — 2.2%
LONGi Green Energy Technology Co Ltd, CI A	0.6	4,167,091	63,661
Midea Group Co Ltd, CI A	0.6	4,712,144	61,092
Other Securities	1.0		110,367

			235,120

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Denmark — 3.1%
Novo Nordisk A/S, CI B	0.5%	689,677	$54,526
Other Securities	2.6		272,767

			327,293

Finland — 0.5%
Other Securities	0.5		54,985

France — 7.3%
BNP Paribas SA	0.5	707,800	48,697
Cie de Saint-Gobain (A) *	0.7	1,141,304	76,660
Faurecia SE *	0.5	935,853	51,423
Orange SA	0.5	4,120,525	52,583
Sodexo SA *	0.5	539,517	52,077
Stellantis	0.5	2,644,632	51,796
Other Securities	4.1		430,992

			764,228

Germany — 5.5%
Other Securities	5.5		577,679

Hong Kong — 7.9%
Alibaba Group Holding Ltd *	1.0	3,876,240	103,580
Alibaba Group Holding Ltd ADR *	0.2	94,498	20,219
China Resources Land Ltd	0.5	11,008,000	51,980
Samsonite lnternational SA *	0.5	29,808,900	56,611
Sands China Ltd *	0.6	12,993,200	59,513
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	0.7	33,784,700	73,824
Topsports International Holdings Ltd	0.5	35,367,000	54,772
Xinyi Glass Holdings Ltd	0.7	18,494,000	72,317
Other Securities (A)	3.2		334,829

			827,645

Hungary — 0.3%
Other Securities	0.3		30,622

India — 1.7%
Tech Mahindra Ltd	0.7	5,187,430	73,487
Other Securities	1.0		105,086

			178,573

Ireland — 1.5%
Bank of lreland Group PLC *	0.6	9,065,645	58,750
ICON PLC *(A)	0.6	303,234	67,852
Other Securities	0.3		32,851

			159,453

Israel — 0.7%
Other Securities	0.7		74,632

92	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Italy — 1.8%
Stellantis NV	0.7%	3,793,104	$74,419
Other Securities	1.1		113,137

			187,556

Japan — 12.6%
Daiwa Securities Group Inc	0.6	11,076,500	64,279
Hitachi Ltd	0.7	1,367,100	72,299
Mitsubishi UFJ Financial Group Inc	0.6	11,725,400	67,308
ORIX Corp	0.5	3,115,100	55,263
Sony Group Corp	0.7	714,568	71,278
Other Securities (A)	9.5		986,509

			1,316,936

Malaysia — 0.0%
Other Securities	0.0		531

Mexico — 0.4%
Other Securities	0.4		37,473

Netherlands — 5.7%
ASML Holding NV	1.2	182,921	123,066
Koninklijke Philips NV	0.6	1,109,313	62,626
NN Group NV	1.0	2,138,169	108,612
Other Securities	2.9		304,702

			599,006

New Zealand — 0.1%
Other Securities	0.1		14,537

Norway — 1.2%
DNB ASA	0.6	2,856,386	63,669
Other Securities	0.6		64,848

			128,517

Poland — 0.2%
Other Securities	0.2		18,715

Portugal — 0.4%
Other Securities	0.4		38,483

Russia — 0.2%
Other Securities	0.2		17,545

Saudi Arabia — 0.6%
Other Securities	0.6		65,894

Singapore — 0.0%
Other Securities	0.0		2,874

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued) South Africa — 0.1%

Other Securities	0.1%		$12,904

South Korea — 6.1%
Coway Co Ltd	0.6	791,717	57,641
Hana Financial Group Inc	0.8	2,023,296	82,633
KB Financial Group Inc	0.5	1,006,741	51,452
Kia Corp	0.6	839,562	63,759
Samsung Electronics Co Ltd	1.2	1,809,387	129,949
SK Hynix Inc	0.7	658,274	73,778
Other Securities (A)	1.7		185,481

			644,693

Spain — 1.0%
Other Securities	1.0		103,196

Sweden — 2.7%
Swedish Match AB	0.6	6,998,393	64,755
Other Securities (A)	2.1		219,226

			283,981

Switzerland — 4.1%
Holcim Ltd	0.8	1,306,574	78,274
Nestle SA	0.5	404,200	49,902
Roche Holding AG	1.2	350,395	122,865
Other Securities (A)	1.6		181,236

			432,277

Taiwan — 3.0%
Taiwan Semiconductor Manufacturing Co Ltd	0.5	2,229,054	47,409
Taiwan Semiconductor Manufacturing Co Ltd ADR	0.2	188,063	22,071
Other Securities	2.3		239,902

			309,382

Thailand — 0.7%
Siam Commercial Bank PCL/The	0.6	19,653,400	64,149
Other Securities	0.1		7,538

			71,687

Turkey — 0.1%
Other Securities	0.1		7,478

United Kingdom — 9.5%
ConvaTec Group PLC	0.6	19,347,281	65,178
Diageo PLC	0.6	1,222,264	58,991
Kingfisher PLC	0.5	10,643,150	54,371
Man Group PLC/Jersey	0.7	29,174,753	73,714
Smith & Nephew PLC	0.5	2,255,840	49,272

SEI Institutional Investments Trust / Annual Report / May 31, 2021	93

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United Kingdom (continued)
Smiths Group PLC	0.6%	2,888,762	$63,465
Other Securities (A)	6.0		629,296
			994,287

United States — 3.9%
Baker Hughes Co, CI A	0.5	2,266,413	55,300
Nomad Foods Ltd *	0.8	2,706,535	83,009
Other Securities (A)	2.6		267,208
			405,517

Total Common Stock (Cost $7,371,453) ($ Thousands)			9,782,001

PREFERRED STOCK — 0.5%

Brazil — 0.0%
Other Securities (B)	0.0		4,445

Germany — 0.2%
Other Securities (B)	0.2		16,071

South Korea — 0.3%
Samsung Electronics Co Ltd (B)	0.3	508,306	32,906

Total Preferred Stock (Cost $48,226) ($ Thousands)			53,422

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

REGISTERED INVESTMENT COMPANY — 0.0%
Other Securities	0.0%		$8,261

Total Registered Investment Company (Cost $7,671) ($ Thousands)			8,261

RIGHTS — 0.0%

France — 0.0%
Other Securities*	0.0		—

Taiwan — 0.0%
Other Securities*	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 1.4%
SEI Liquidity Fund, L.P. 0.010%**†(C)	1.4	145,897,577	145,937

Total Affiliated Partnership (Cost$145,915) ($Thousands)			145,937

CASH EQUIVALENT — 3.3%
SEI Daily Income Trust, Government Fund, CI F 0.010%**†	3.3	342,536,391	342,536

Total Cash Equivalent (Cost $342,536) ($ Thousands)			342,536

Total Investments in Securities — 98.4% (Cost $7,915,801)($ Thousands)			$10,332,157

A list of the open futures contracts held by the Fund at May 31, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	2,681	Jun-2021	$131,329	$132,789	$1,608
FTSE 100 Index	463	Jun-2021	45,782	46,107	(7)
Hang Seng Index	116	Jul-2021	21,388	21,661	271
S&P TSX 60 Index	231	Jun-2021	44,498	45,428	852
SPI 200 Index	246	Jun-2021	33,791	34,019	433
TOPIX Index	598	Jun-2021	105,323	105,924	1,517

			$382,111	$385,928	$4,674

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	06/02/21	BRL	12,010	USD	2,263	$(36)
Bank of America	06/04/21	USD	2,454	AUD	3,219	28
Bank of America	06/04/21	USD	6,521	AUD	8,390	(52)
Bank of America	06/17/21	GBP	609	USD	845	(18)
Bank of America	06/17/21	USD	2,558	GBP	1,809	7

94	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	06/17/21	USD	23,280	ZAR	341,383	$1,438
Bank of America	07/15/21	USD	14,916	SEK	127,497	414
Bank of America	07/15/21	SEK	39,475	USD	4,729	(17)
Bank of America	07/16/21	USD	5,217	CAD	6,324	19
Bank of America	07/16/21	USD	2,292	CAD	2,761	(5)
Bank of America	07/16/21	CAD	7,523	USD	6,164	(64)
Bank of America	08/19/21	JPY	670,607	USD	6,161	59
Barclays PLC	06/04/21	USD	14,480	AUD	19,021	184
Barclays PLC	06/17/21	GBP	1,377	USD	1,920	(32)
Barclays PLC	06/17/21	USD	19,446	GBP	14,104	549
Barclays PLC	06/24/21	USD	44,350	CNY	289,239	1,015
Barclays PLC	06/24/21	HUF	2,428,024	USD	7,886	(611)
Barclays PLC	07/22/21	USD	6,473	KRW	7,211,473	—
Barclays PLC	07/22/21	USD	6,301	KRW	7,000,707	(17)
Barclays PLC	07/22/21	KRW	20,468,169	USD	18,324	(49)
Barclays PLC	08/03/21	EUR	2,806	USD	3,427	5
BNP Paribas	07/15/21	USD	2,253	NOK	18,665	(18)
BNP Paribas	07/16/21	CAD	5,586	USD	4,433	(192)
BNP Paribas	08/19/21	USD	2,278	JPY	249,027	(12)
BNP Paribas	08/19/21	USD	12,533	SGD	16,709	95
BNP Paribas	08/19/21	JPY	531,232	USD	4,831	(3)
Brown Brothers Harriman	12/02/21	ZAR	—	USD	—	—
Brown Brothers Harriman	12/02/21	USD	—	ZAR	—	—
Citigroup	06/04/21	AUD	1,426	USD	1,102	2
Citigroup	06/04/21	USD	2,287	AUD	2,953	(10)
Citigroup	06/17/21	USD	2,266	GBP	1,602	5
Citigroup	06/18/21	USD	4,403	MXN	88,999	49
Citigroup	06/18/21	MXN	149,610	USD	7,508	24
Citigroup	07/16/21	USD	114,940	CAD	143,880	4,178
Citigroup	07/16/21	USD	2,256	CAD	2,723	(2)
Citigroup	07/22/21	TWD	217,892	USD	7,848	(68)
Citigroup	08/19/21	USD	5,021	HKD	38,966	1
Deutsche Bank	06/04/21	AUD	3,518	USD	2,724	12
Deutsche Bank	06/23/21	ILS	13,309	USD	4,098	1
Deutsche Bank	07/15/21	USD	4,529	INR	337,029	91
Goldman Sachs	06/02/21 - 07/02/21	USD	19,397	BRL	103,774	450
Goldman Sachs	06/02/21	BRL	51,867	USD	9,764	(169)
Goldman Sachs	06/17/21	GBP	803	USD	1,110	(28)
Goldman Sachs	06/24/21	CNY	14,585	USD	2,256	(31)
Goldman Sachs	07/15/21	INR	251,827	USD	3,433	(20)
Goldman Sachs	07/16/21	CAD	2,139	USD	1,763	(8)
Goldman Sachs	07/22/21	USD	10,465	KRW	11,754,595	87
Goldman Sachs	07/22/21	USD	59,227	TWD	1,661,203	1,122
Goldman Sachs	07/22/21	TWD	225,435	USD	8,146	(44)
HSBC	06/04/21	USD	8,335	AUD	10,950	106
HSBC	06/23/21	ILS	75,227	USD	22,809	(350)
HSBC	06/24/21	CNY	103,308	USD	15,929	(274)
HSBC	08/03/21	EUR	209,210	USD	256,643	1,514
HSBC	08/19/21	USD	2,273	HKD	17,640	—

SEI Institutional Investments Trust / Annual Report / May 31, 2021	95

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Concluded)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	06/17/21	GBP	2,712	USD	3,778	$(67)
JPMorgan Chase Bank	06/24/21	HUF	2,167,197	USD	7,206	(379)
JPMorgan Chase Bank	07/15/21	USD	9,574	DKK	59,535	187
JPMorgan Chase Bank	07/16/21	CAD	3,570	USD	2,950	(5)
JPMorgan Chase Bank	08/05/21	USD	2,279	CHF	2,048	1
Morgan Stanley	06/04/21	USD	5,147	AUD	6,737	47
Morgan Stanley	06/17/21	USD	10,098	GBP	7,325	287
Morgan Stanley	06/17/21	GBP	3,399	USD	4,828	9
Morgan Stanley	06/17/21	GBP	14,832	USD	20,806	(221)
Morgan Stanley	06/23/21	ILS	24,048	USD	7,426	23
Morgan Stanley	06/24/21	USD	18,898	CNY	122,178	265
Morgan Stanley	06/24/21	HUF	846,157	USD	2,955	(6)
Morgan Stanley	07/15/21	DKK	8,391	USD	1,372	(4)
Morgan Stanley	07/15/21	NOK	132,935	USD	16,038	122
Morgan Stanley	07/16/21	CAD	16,365	USD	13,192	(357)
Morgan Stanley	07/22/21	USD	2,293	TWD	63,671	20
Morgan Stanley	07/22/21	TWD	230,130	USD	8,292	(69)
Morgan Stanley	08/03/21	EUR	10,242	USD	12,531	41
Morgan Stanley	08/03/21	EUR	2,645	USD	3,216	(10)
Morgan Stanley	08/05/21	USD	35,336	CHF	32,164	466
Morgan Stanley	08/05/21	USD	38,394	CHF	34,372	(135)
Morgan Stanley	08/19/21	JPY	766,750	USD	7,046	68
National Bank of Australia	06/04/21	USD	2,713	AUD	3,489	(24)
RBS	06/18/21	MXN	111,596	USD	5,556	(27)
RBS	06/24/21	USD	3,454	CNY	22,045	3
RBS	07/16/21	USD	2,770	CAD	3,352	5
RBS	08/19/21	USD	5,179	HKD	40,211	3
Standard Bank	06/02/21	USD	2,284	BRL	11,970	8
Standard Bank	07/15/21	INR	85,202	USD	1,129	(39)
Standard Bank	07/22/21	USD	14,572	TWD	407,958	249
Standard Bank	07/22/21	KRW	60,737,802	USD	54,474	(48)
Standard Bank	07/28/21	USD	2,282	RUB	169,133	10
UBS	06/04/21	USD	15,437	AUD	19,855	(130)
UBS	06/17/21	GBP	1,109	USD	1,561	(12)
UBS	07/22/21	USD	2,243	KRW	2,524,886	23
UBS	07/22/21	USD	3,418	TWD	94,326	9
UBS	07/22/21	TWD	161,667	USD	5,851	(22)
UBS	07/22/21	KRW	4,294,269	USD	3,852	(2)
UBS	07/28/21	USD	18,758	RUB	1,390,504	77

						$9,691

Percentages are based on a Net Assets of $10,497,695 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.
†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $140,789 ($ Thousands).

(B)	There is currently no rate available.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $145,937 ($ Thousands).

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CNY — Chinese Yuan Onshore

DKK — Danish Krone

EUR — Euro

96	SEI Institutional Investments Trust / Annual Report / May 31, 2021

FTSE — Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HUF — Hungarian Forint

INR — Indian Rupee

ILS — Israeli New Sheckels

JPY — Japanese Yen

KRW — Korean Won

L.P. — Limited Partnership

Ltd. — Limited

MXN — Mexican Peso

NOK — Norwegian Krone

PLC — Public Limited Company

RUB — Russian Ruble

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

TWD — Taiwan Dollar

USD — U.S. Dollar

ZAR — South African Rand

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	9,691,122	90,879	–	9,782,001
Preferred Stock	53,422	–	–	53,422
Registered Investment Company	8,261	–	–	8,261
Rights	–	–	–^	–
Affiliated Partnership	–	145,937	–	145,937
Cash Equivalent	342,536	–	–	342,536

Total Investments in Securities	10,095,341	236,816	–	10,332,157

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	4,681	–	–	4,681
Unrealized Depreciation	(7)	–	–	(7)
Forwards Contracts*
Unrealized Appreciation	–	13,378	–	13,378
Unrealized Depreciation	–	(3,687)	–	(3,687)

Total Other Financial Instruments	4,674	9,691	–	14,365

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Securities market value less than $500.

* Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in our out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$73,249	$1,035,665	$(962,940)	$(17)	$(20)	$145,937	145,897,577	$1,624	$—
SEI Daily Income Trust, Government Fund, Cl F	156,154	1,571,207	(1,384,825)	—	—	342,536	342,536,391	12	—

Totals	$229,403	$2,606,872	$(2,347,765)	$(17)	$(20)	$488,473		$1,636	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	97

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Screened World Equity Ex-US Fund

’Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Australia — 3.7%
Fortescue Metals Group Ltd	0.6%	51,850	$884
Qantas Airways Ltd*	0.9	320,758	1,189
Other Securities	2.2		2,960
			5,033

Austria — 0.6%
Other Securities	0.6		861

Belgium — 0.3%
Other Securities	0.3		429

Brazil — 0.8%
Other Securities	0.8		1,081

Canada — 4.0%
BRP Inc	0.8	12,529	1,056
Other Securities	3.2		4,420
			5,476

China — 2.9%
China Construction Bank Corp, Cl H	0.6	966,000	796
LONGi Green Energy Technology Co Ltd, CI A	0.9	76,300	1,166
Midea Group Co Ltd, CI A	0.8	86,800	1,125
Other Securities	0.6		820
			3,907

Denmark — 4.0%
Danske Bank A/S	0.6	45,637	859
Novo Nordisk A/S, CI B	0.8	14,268	1,128
Other Securities	2.6		3,504
			5,491

Finland — 1.3%
Kone Oyj	0.6	9,450	768

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Finland (continued)
Other Securities	0.7%		$992
			1,760

France — 4.4%
Cie de Saint-Gobain *	1.1%	22,161	1,489
LVMH Moet Hennessy Louis Vuitton SE	0.7	1,155	923
Other Securities	2.6		3,587
			5,999

Germany — 4.2%
Daimler AG	0.7	9,504	887
Other Securities	3.5		4,853
			5,740

Greece — 0.0%
Other Securities	0.0		18

Hong Kong — 9.6%
Alibaba Group Holding Ltd *	1.0	50,452	1,348
Alibaba Group Holding Ltd ADR *	0.4	2,580	552
China Resources Land Ltd	0.7	212,000	1,001
Industrial & Commercial Bank of China Ltd, CI H	0.6	1,270,000	834
Samsonite lnternational SA *	0.8	570,000	1,082
Sands China Ltd *	0.8	248,800	1,140
Shanghai Pharmaceuticals Holding Co Ltd, CI H	0.8	482,000	1,053
Tencent Holdings Ltd	0.6	10,700	829
Topsports International Holdings Ltd	0.8	677,000	1,048
Xinyi Glass Holdings Ltd	1.2	402,000	1,572
Other Securities	1.9		2,693
			13,152

Hungary — 0.0%
Other Securities	0.0		12

India — 2.6%
HDFC Bank Ltd ADR *	0.7	12,814	981
Tech Mahindra Ltd	1.0	100,601	1,425
Other Securities	0.9		1,227
			3,633

Indonesia — 0.0%
Other Securities	0.0		31

Ireland — 0.8%
ICON PLC *	0.6	3,669	821
Other Securities	0.2		220
			1,041

98	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Israel — 0.5%
Other Securities	0.5%		$621

Italy — 1.8%
Stellantis NV	1.0	72,505	1,422
Other Securities	0.8		1,041
			2,463

Japan — 9.8%
Daiwa Securities Group Inc	1.0	226,000	1,311
Fujitsu Ltd	0.7	5,500	898
Hitachi Ltd	1.0	26,000	1,375
Nintendo Co Ltd	0.7	1,600	989
Takeda Pharmaceutical Co Ltd	0.7	26,700	914
Other Securities	5.7		7,873
			13,360

Malaysia — 0.1%
Other Securities	0.1		113

Netherlands — 7.6%
ASML Holding NV	1.8	3,624	2,438
Koninklijke Philips NV	1.5	35,492	2,004
NN Group NV	1.3	36,253	1,842
Wolters Kluwer NV	0.6	9,237	886
Other Securities	2.4		3,290
			10,460

New Zealand — 0.2%
Other Securities	0.2		346

Norway — 1.4%
DNB ASA	1.0	61,613	1,373
Other Securities	0.4		496
			1,869

Peru — 0.0%
Other Securities	0.0		26

Poland — 0.5%
Other Securities	0.5		695

Portugal — 0.0%
Other Securities	0.0		49

Russia — 0.4%
Other Securities	0.4		564

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Singapore — 0.6%
Other Securities	0.6%		$766

South Africa — 0.5%
Other Securities	0.5		648

South Korea — 6.8%
Coway Co Ltd	0.9	17,620	1,283
Hana Financial Group Inc	0.8	28,123	1,148
LG Electronics Inc	0.6	5,983	813
Samsung Electronics Co Ltd	1.3	25,625	1,840
Samsung Electronics Co Ltd GDR	0.9	675	1,221
Other Securities	2.3		3,015
			9,320

Spain — 0.5%
Other Securities	0.5		710

Sweden — 2.9%
Other Securities	2.9		4,030

Switzerland — 5.0%
Holcim Ltd	1.1	26,226	1,571
Novartis AG	0.8	12,535	1,109
Roche Holding AG	1.0	3,810	1,336
Other Securities	2.1		2,866
			6,882

Taiwan — 3.7%
Hon Hai Precision Industry Co Ltd	0.7	242,000	968
Taiwan Semiconductor Manufacturing Co Ltd	0.4	22,000	468
Taiwan Semiconductor Manufacturing Co Ltd ADR	0.4	5,135	603
Other Securities	2.2		3,046
			5,085

Thailand — 1.0%
Siam Commercial Bank PCL/The	0.9	375,400	1,225
Other Securities	0.1		150
			1,375

Turkey — 0.1%
Other Securities	0.1		93

United Arab Emirates — 0.0%
Other Securities	0.0		32

United Kingdom — 8.9%
Kingfisher PLC	0.8	216,466	1,106
Man Group PLC/Jersey	1.1	580,051	1,466

SEI Institutional Investments Trust / Annual Report / May 31, 2021	99

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Screened World Equity Ex-US Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United Kingdom (continued)
Smiths Group PLC	1.0%	63,924	$1,405
Other Securities	6.0		8,267
			12,244

United States — 3.6%
Berry Global Group Inc *	0.7	13,241	903
Nomad Foods Ltd *	1.0	45,742	1,403
Other Securities	1.9		2,564
			4,870

Total Common Stock (Cost $97,903) ($ Thousands)			130,285

PREFERRED STOCK — 0.4%

Brazil — 0.2%
Other Securities (A)	0.2		309

Germany — 0.2%
Other Securities (A)	0.2		248

Total Preferred Stock (Cost $505) ($ Thousands)			557

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, CI F 0.010% **†	1.7	2,266,355	2,266

Total Cash Equivalent (Cost $2,266) ($ Thousands)			2,266

Total Investments in Securities — 97.2% (Cost $100,674)($ Thousands)			$133,108

100	SEI Institutional Investments Trust / Annual Report / May 31, 2021

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
Euro STOXX 50	18	Jun-2021	$857	$891	$26
FTSE 100 Index	2	Jun-2021	199	199	–
Hang Seng Index	1	Jul-2021	182	187	4
S&P TSX 60 Index	1	Jun-2021	194	197	3
SPI 200 Index	2	Jun-2021	274	277	4
TOPIX Index	4	Jun-2021	695	708	20

			$2,401	$2,459	$57

Percentages are based on a Net Assets of $136,932 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)	There is currently no rate available.

Cl — Class

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	130,081	204	–^	130,285
Preferred Stock	557	–	–	557
Cash Equivalent	2,266	–	–	2,266

Total Investments in Securities	132,904	204	–	133,108

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	57	–	–	57
Unrealized Depreciation	–	–	–	-

Total Other Financial Instruments	57	–	–	57

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Securities market value less than $500.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$1,456	$24,990	$(24,180)	$ —	$ —	$2,266	2,266,355	$ —	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	101

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Argentina — 0.0%
Other Securities	0.0%		$42

Australia — 0.3%
Other Securities	0.3		910

Austria — 0.3%
Other Securities	0.3		1,244

Belgium — 0.3%
Other Securities	0.3		1,083

Bermuda — 0.0%
Other Securities	0.0		58

Brazil — 0.5%
Other Securities	0.5		1,844

Canada — 1.2%
Other Securities ‡	1.2		4,301

Chile — 0.1%
Other Securities	0.1		397

China — 1.6%
Other Securities	1.6		5,826

Croatia — 0.0%
Other Securities	0.0		178

Czech Republic — 0.2%
Other Securities	0.2		673

Denmark — 0.2%
Other Securities	0.2		600

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Egypt — 0.0%
Other Securities	0.0%		$40

Estonia — 0.0%
Other Securities	0.0		165

Finland — 0.6%
Other Securities	0.6		2,233

France — 2.8%
Other Securities ‡	2.8		10,020

Germany — 2.6%
Allianz SE	0.5	7,518	1,994
Other Securities	2.1		7,450

			9,444

Greece — 0.1%
Other Securities	0.1		386

Hong Kong — 2.6%
Alibaba Group Holding Ltd ADR *	0.4	7,094	1,518
Other Securities	2.2		8,112

			9,630

Hungary — 0.6%
Other Securities	0.6		2,172

India — 1.1%
Other Securities	1.1		4,052

Indonesia — 0.1%
Other Securities	0.1		282

Ireland — 0.4%
Other Securities	0.4		1,537

Israel — 0.0%
Other Securities	0.0		32

Italy — 0.8%
Other Securities	0.8		2,895

Japan — 12.9%
Honda Motor Co Ltd	0.4	50,765	1,601
Japan Tobacco Inc	0.4	78,400	1,560
KDDI Corp	0.5	54,300	1,851
Nippon Steel Corp	0.4	82,200	1,571
Nippon Telegraph & Telephone Corp	0.8	100,308	2,709
Sony Group Corp	0.5	17,500	1,746

102	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Japan (continued)
Sumitomo Mitsui Financial Group Inc	0.4%	41,600	$1,523
Other Securities ‡	9.5		34,366

			46,927

Malaysia — 0.2%
Other Securities	0.2		774

Mexico — 0.1%
Other Securities	0.1		429

Netherlands — 2.1%
CNH Industrial NV	0.5	112,800	1,936
Koninklijke Ahold Delhaize NV	0.5	62,717	1,821
Other Securities	1.1		3,769

			7,526

Nigeria — 0.0%
Other Securities	0.0		22

Norway — 0.1%
Other Securities	0.1		323

Pakistan — 0.0%
Other Securities	0.0		111

Philippines — 0.1%
Other Securities	0.1		213

Poland — 1.6%
Powszechny Zaklad Ubezpieczen SA *	0.4	153,790	1,542
Other Securities	1.2		4,441
			5,983

Portugal — 0.1%
Other Securities	0.1		349

Qatar — 0.0%
Other Securities	0.0		46

Romania — 0.4%
Other Securities	0.4		1,358

Russia — 0.9%
Other Securities	0.9		3,116

Saudi Arabia — 0.1%
Other Securities	0.1		444

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Singapore — 0.2%
Other Securities (A)	0.2%		$581

Slovenia — 0.5%
Other Securities	0.5		1,664

South Africa — 0.5%
Other Securities ‡	0.5		1,701

South Korea — 2.3%
Samsung Electronics Co Ltd	0.4	18,063	1,297
Samsung Electronics Co Ltd GDR	0.5	1,076	1,932
Other Securities	1.4		5,225

			8,454

Spain — 0.6%
Banco Santander SA	0.4	359,635	1,512
Other Securities	0.2		664

			2,176

Sweden — 0.7%
Other Securities	0.7		2,517

Switzerland — 0.9%
Roche Holding AG	0.5	4,327	1,517
Other Securities	0.4		1,570

			3,087

Taiwan — 2.4%
Taiwan Semiconductor Manufacturing Co Ltd	0.8	132,620	2,821
Other Securities	1.6		5,843

			8,664

Thailand — 0.3%
Other Securities	0.3		1,190

Turkey — 0.5%
Other Securities	0.5		1,643

United Arab Emirates — 0.0%
Other Securities	0.0		19

United Kingdom — 4.8%
Other Securities ‡	4.8		17,609

SEI Institutional Investments Trust / Annual Report / May 31, 2021	103

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States — 45.1%

Communication Services — 2.9%
Alphabet Inc, CI A *	0.6%	994	$2,343
Alphabet Inc, CI C *	0.1	129	311
AT&T Inc	0.7	83,993	2,472
Facebook Inc, CI A *	0.5	5,175	1,701
Other Securities	1.0		3,769

			10,596

Consumer Discretionary — 8.1%
Advance Auto Parts Inc	0.6	11,000	2,087
Lowe’s Cos Inc	0.8	15,540	3,028
Newell Brands Inc	0.4	53,185	1,526
Target Corp	0.4	6,959	1,579
Other Securities	5.9		21,159

			29,379

Consumer Staples — 2.7%
Conagra Brands Inc	0.5	47,399	1,806
Other Securities	2.2		8,183

			9,989

Energy — 1.9%
Chevron Corp	0.5	17,200	1,785
Murphy Oil Corp	0.5	80,100	1,737
Other Securities	0.9		3,421

			6,943

Financials — 8.8%
Aflac Inc	0.4	26,460	1,500
Allstate Corp/The	0.7	18,600	2,541
Ally Financial Inc	1.0	66,039	3,613
American International Group Inc	0.5	35,300	1,865
Citigroup Inc	0.5	22,600	1,779
Equitable Holdings Inc	0.5	61,330	1,947
Moody’s Corp	0.7	7,701	2,582
Progressive Corp/The	0.5	18,153	1,799
US Bancorp	0.4	25,102	1,526
Wells Fargo & Co	0.6	46,100	2,154
Other Securities ‡	3.0		10,608

			31,914

Health Care — 5.6%
AmerisourceBergen Corp, CI A	0.5	14,700	1,687
CVS Health Corp	0.6	25,700	2,221
Johnson & Johnson	0.7	15,613	2,642
Merck & Co Inc	0.6	30,583	2,321
UnitedHealth Group Inc	0.8	7,245	2,984
Other Securities	2.4		8,341

			20,196

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Industrials — 4.4%
Other Securities	4.4%		$16,124

Information Technology — 7.2%
DXC Technology Co *	0.9	82,180	3,116
Intel Corp	0.7	45,604	2,605
International Business Machines Corp	0.7	16,871	2,425
Mastercard Inc, CI A	0.5	4,572	1,649
Microsoft Corp	0.8	11,591	2,894
Oracle Corp	0.6	28,082	2,211
Other Securities	3.0		11,116

			26,016

Materials — 2.5%
Nucor Corp	0.5	18,700	1,918
Sherwin-Williams Co/The	0.4	5,247	1,488
Other Securities	1.6		5,586

			8,992

Real Estate — 0.2%
Other Securities ‡	0.2		883

Utilities — 0.8%
National Fuel Gas Co	0.5	33,700	1,749
Other Securities	0.3		1,145

			2,894

			163,926

Total Common Stock (Cost $252,582) ($ Thousands)			340,896

PREFERRED STOCK (B) — 0.7%

Brazil — 0.2%
Other Securities	0.2		855

Germany — 0.4%
Other Securities	0.4		1,283

Russia — 0.1%
Other Securities	0.1		291

104	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)

South Korea — 0.0%
Samsung Electronics Co Ltd	0.0%	162	$11

Total Preferred Stock (Cost $1,982) ($ Thousands)			2,440

RIGHTS — 0.0%

Greece — 0.0%
Other Securities	0.0		13

Hong Kong — 0.0%
Other Securities	0.0		—

Total Rights (Cost $–) ($ Thousands)			13

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, CI F 0.010% **†	1.1	4,159,221	4,159

Total Cash Equivalent (Cost $4,159) ($ Thousands)			4,159

Total Investments in Securities — 95.6% (Cost $258,723)($ Thousands)			$347,508

		Contracts

PURCHASED OPTION(C)* — 0.0%

Total Purchased Option (Cost $9) ($ Thousands)		4,550,890	$44

A list of the open exchange traded options contracts held by the Fund at May 31, 2021 is as follows:

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTION — 0.0%

Put Option
June 2021, USD Call CNH Put*	4,550,890	$9	$6.39	6/19/2021	$44

Total Purchased Option		$9			$44

†† Represents cost.

A list of the open futures contracts held by the Fund at May 31, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	44	Jun-2021	$2,108	$2,179	$54
FTSE 100 Index	7	Jun-2021	684	697	4
Hang Seng Index	11	Jul-2021	2,003	2,054	51
MSCI Singapore Index	25	Jul-2021	671	683	12

SEI Institutional Investments Trust / Annual Report / May 31, 2021	105

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
OMX Stockholm 30	21	Jun-2021	$568	$570	$5
S&P 500 Index E-MINI	180	Jun-2021	37,115	37,822	707
S&P TSX 60 Index	35	Jun-2021	6,264	6,883	397
SPI 200 Index	34	Jun-2021	4,490	4,702	225

			53,903	55,590	1,455
Short Contracts
MSCI Emerging Markets	(299)	Jun-2021	(19,849)	(20,357)	(508)
TOPIX Index	(122)	Jun-2021	(21,717)	(21,610)	(56)

			(41,566)	(41,967)	(564)

			$12,337	$13,623	$891

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/11/21	NZD	4	USD	3	$—
Brown Brothers Harriman	06/11/21	NZD	14	USD	10	—
Brown Brothers Harriman	06/11/21	USD	9	NZD	13	—
Brown Brothers Harriman	06/11/21	USD	258	NZD	355	(1)
Brown Brothers Harriman	06/11/21	USD	3	NOK	26	—
Brown Brothers Harriman	06/11/21	USD	656	NOK	5,400	(10)
Brown Brothers Harriman	06/11/21	SGD	1	USD	—	—
Brown Brothers Harriman	06/11/21	SGD	810	USD	610	(2)
Brown Brothers Harriman	06/11/21	USD	1,083	SGD	1,436	2
Brown Brothers Harriman	06/11/21	USD	3	SGD	4	—
Brown Brothers Harriman	06/11/21	AUD	2,298	USD	1,796	24
Brown Brothers Harriman	06/11/21	AUD	15	USD	12	—
Brown Brothers Harriman	06/11/21	USD	2,350	DKK	14,387	7
Brown Brothers Harriman	06/11/21	USD	47	DKK	284	—
Brown Brothers Harriman	06/11/21	NOK	1,997	USD	242	3
Brown Brothers Harriman	06/11/21	NOK	730	USD	87	—
Brown Brothers Harriman	06/11/21	USD	3,442	HKD	26,732	2
Brown Brothers Harriman	06/11/21	USD	11	HKD	89	—
Brown Brothers Harriman	06/11/21	USD	3,631	SEK	30,241	3
Brown Brothers Harriman	06/11/21	USD	137	SEK	1,138	—
Brown Brothers Harriman	06/11/21	CHF	242	USD	270	1
Brown Brothers Harriman	06/11/21	CHF	3,803	USD	4,213	(14)
Brown Brothers Harriman	06/11/21	HKD	250	USD	32	—
Brown Brothers Harriman	06/11/21	HKD	5,407	USD	696	—
Brown Brothers Harriman	06/11/21	DKK	377	USD	62	—
Brown Brothers Harriman	06/11/21	DKK	5,490	USD	896	(4)
Brown Brothers Harriman	06/11/21	CAD	238	USD	197	—
Brown Brothers Harriman	06/11/21	CAD	5,940	USD	4,890	(28)
Brown Brothers Harriman	06/11/21	USD	19	AUD	25	—
Brown Brothers Harriman	06/11/21	USD	7,331	AUD	9,353	(120)
Brown Brothers Harriman	06/11/21	USD	9,031	CHF	8,148	25
Brown Brothers Harriman	06/11/21	USD	322	CHF	289	—
Brown Brothers Harriman	06/11/21	GBP	140	USD	199	—
Brown Brothers Harriman	06/11/21	GBP	9,860	USD	13,797	(182)
Brown Brothers Harriman	06/11/21	USD	11,005	CAD	13,371	64

106	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/11/21	USD	221	CAD	266	$—
Brown Brothers Harriman	06/11/21	USD	15,078	GBP	10,778	203
Brown Brothers Harriman	06/11/21	USD	213	GBP	150	—
Brown Brothers Harriman	06/11/21	SEK	814	USD	98	—
Brown Brothers Harriman	06/11/21	SEK	17,657	USD	2,119	(3)
Brown Brothers Harriman	06/11/21	USD	28,376	JPY	3,083,518	(335)
Brown Brothers Harriman	06/11/21	EUR	1,165	USD	1,423	4
Brown Brothers Harriman	06/11/21	EUR	32,844	USD	39,886	(129)
Brown Brothers Harriman	06/11/21	USD	33,515	EUR	27,593	102
Brown Brothers Harriman	06/11/21	USD	1,564	EUR	1,279	(5)
Brown Brothers Harriman	06/11/21	JPY	5,723,349	USD	52,685	637
Standard Chartered	06/03/21	USD	970	INR	72,340	29
Standard Chartered	06/03/21	INR	72,328	USD	970	(28)

						$245

Percentages are based on a Net Assets of $363,533 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2021.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	No interest rate available.
(C)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

INR — Indian Rupee

JPY — Japanese Yen

Ltd — Limited

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NZD — New Zealand Dollar

OMX — Offset Market Exchange

S&P— Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	340,298	572	26	340,896
Preferred Stock	2,440	–	–	2,440
Rights	13	–	–	13
Cash Equivalent	4,159	–	–	4,159

Total Investments in Securities	346,910	572	26	347,508

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Option	44	–	–	44
Futures Contracts*
Unrealized Appreciation	1,455	–	–	1,455
Unrealized Depreciation	(564)	–	–	(564)
Forwards Contracts*
Unrealized Appreciation	–	1,106	–	1,106
Unrealized Depreciation	–	(861)	–	(861)

Total Other Financial Instruments	935	245	–	1,180

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	107

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 3,966	$ 171,699	$ (171,506)	$ —	$ —	$ 4,159	4,159,221	$ 1	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

108	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.0%

Argentina — 0.1%
Other Securities	0.1%		$1,514

Australia — 0.2%
Other Securities	0.2		2,107

Bangladesh — 0.2%
Other Securities	0.2		2,596

Brazil — 3.8%
Vale SA ADR, CI B	0.5	311,213	6,697
Other Securities	3.3		44,929
			51,626

Canada — 1.3%
Other Securities	1.3		18,402

Chile — 0.3%
Other Securities	0.3		4,367

China — 10.5%
China Construction Bank Corp, Cl H	1.1	18,900,000	15,584
JD.com Inc ADR *	0.4	71,990	5,323
Li Ning Co Ltd	0.5	717,000	6,596
NetEase Inc ADR	1.0	112,065	13,216
Ping An Insurance Group Co of China Ltd, CI A	0.1	100,100	1,148
Ping An Insurance Group Co of China Ltd, Cl H	0.8	1,001,000	10,943
Shenzhou International Group Holdings Ltd	0.6	292,000	7,720

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

China (continued)
Wuliangye Yibin Co Ltd, CI A	0.5%	144,115	$7,174
Other Securities	5.5		76,564
			144,268

Colombia — 0.0%
Other Securities	0.0		328

Egypt — 0.2%
Other Securities	0.2		2,349

France — 0.1%
Other Securities	0.1		1,285

Germany — 0.1%
Other Securities	0.1		2,102

Greece — 1.1%
Other Securities	1.1		14,758

Hong Kong — 14.0%
AIA Group Ltd	0.6	593,840	7,896
Alibaba Group Holding Ltd *	0.1	70,800	1,892
Alibaba Group Holding Ltd ADR *	2.0	126,350	27,034
China Mengniu Dairy Co Ltd	0.4	950,000	5,618
Industrial & Commercial Bank of China Ltd, Cl H	0.4	8,933,000	5,870
Meituan, CI B *	0.4	154,200	5,269
Techtronic Industries Co Ltd	0.6	423,000	7,973
Tencent Holdings Ltd	2.3	403,281	31,253
Zhongsheng Group Holdings Ltd	0.5	794,500	6,608
Other Securities	6.7		92,515
			191,928

Hungary — 0.5%
Other Securities	0.5		6,585

India — 8.2%
HCL Technologies Ltd	0.4	407,785	5,306
HDFC Bank Ltd ADR *	0.5	97,199	7,439
ICICI Bank Ltd ADR	0.5	378,752	6,821
Other Securities	6.8		92,682
			112,248

Indonesia — 1.8%
Other Securities	1.8		24,070

SEI Institutional Investments Trust / Annual Report / May 31, 2021	109

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Kenya — 0.2%
Other Securities	0.2%		$2,315

Malaysia — 0.4%
Other Securities	0.4		4,946

Mexico — 2.1%
Grupo Financiero Banorte SAB de CV, Cl 0	0.4	852,049	5,801
Grupo Mexico SAB de CV, Ser B	0.4	1,216,401	5,828
Wal-Mart de Mexico SAB de CV	0.4	1,773,517	5,652
Other Securities	0.9		12,062
			29,343

Netherlands — 0.7%
Other Securities	0.7		9,374

Nigeria — 0.3%
Other Securities	0.3		4,292

Pakistan — 0.2%
Other Securities	0.2		3,089

Philippines — 1.9%
Monde Nissin Corp *	0.4	20,783,600	5,870
Other Securities	1.5		20,045
			25,915

Poland — 0.9%
Other Securities	0.9		12,356

Qatar — 0.1%
Other Securities	0.1		2,052

Russia — 2.7%
LUKOIL PJSC ADR	0.6	108,563	8,829
Sberbank of Russia PJSC ADR	0.5	425,732	7,185
Yandex NV, CI A *	0.6	118,612	8,011
Other Securities	1.0		13,350
			37,375

Saudi Arabia — 1.1%
Saudi National Bank	0.6	517,413	7,431
Other Securities	0.5		7,185
			14,616

South Africa — 2.9%
Naspers Ltd, Cl N	0.5	32,082	7,065
Other Securities	2.4		32,103
			39,168

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

South Korea — 11.7%
Hana Financial Group Inc	0.5%	165,591	$6,763
KB Financial Group Inc	0.5	130,426	6,666
NCSoft Corp	0.5	8,465	6,466
Samsung Electronics Co Ltd	2.5	478,000	34,329
SK Hynix Inc	0.5	59,974	6,722
Other Securities	7.2		98,921
			159,867

Taiwan — 13.1%
Chailease Holding Co Ltd	0.5	944,448	7,133
Delta Electronics Inc	0.6	778,000	8,175
Fubon Financial Holding Co Ltd	0.6	2,913,000	7,561
Hon Hai Precision Industry Co Ltd	0.4	1,285,912	5,145
MediaTek Inc	0.5	192,357	6,664
Silergy Corp	0.6	60,947	7,679
Taiwan Semiconductor Manufacturing Co Ltd	3.4	2,224,000	47,301
Taiwan Semiconductor Manufacturing Co Ltd ADR	1.8	206,354	24,218
Other Securities	4.7		66,065
			179,941

Thailand — 2.4%
Home Product Center PCL	0.4	13,413,545	5,923
Other Securities	2.0		27,639
			33,562

Turkey — 0.5%
Other Securities	0.5		7,526

United Arab Emirates — 1.2%
Emaar Properties PJSC	0.4	4,860,351	5,341
Other Securities	0.8		10,528
			15,869

United Kingdom — 3.8%
Halyk Savings Bank of Kazakhstan JSC GDR	0.4	332,657	5,322
Hochschild Mining PLC	0.4	1,947,335	5,412
NAC Kazatomprom JSC GDR	0.5	244,969	7,104
Vivo Energy PLC	0.5	4,768,771	6,897
Other Securities	2.0		26,950
			51,685

United States — 1.7%
EPAM Systems Inc *	0.5	13,770	6,576
Other Securities	1.2		17,084
			23,660

110	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Vietnam — 1.7%
Military Commercial Joint Stock Bank *	0.4%	3,763,394	$6,157
Other Securities	1.3		17,688
			23,845

Total Common Stock (Cost $902,885) ($ Thousands)			1,261,329

PREFERRED STOCK (A) — 1.8%
Brazil — 0.5%
Other Securities	0.5		6,785

Colombia — 0.1%
Other Securities	0.1		1,680

South Korea — 1.2%
Samsung Electronics Co Ltd	0.5	115,872	7,501
Other Securities	0.7		8,820
			16,321

Total Preferred Stock (Cost $21,336) ($ Thousands)			24,786

PARTICIPATION NOTES — 0.3%

United States — 0.3%
Other Securities	0.3		4,202

Total Participation Notes (Cost $3,335) ($ Thousands)			4,202

WARRANTS — 0.1%
India — 0.1%
Other Securities	0.1		1,845

Thailand — 0.0%
Other Securities	0.0		11

Total Warrants (Cost $693) ($ Thousands)			1,856

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 4.7%
SEI Daily Income Trust, Government Fund, CI F 0.010% **†	4.7%	63,746,830	$63,747

Total Cash Equivalent (Cost $63,747) ($ Thousands)			63,747

Total Investments in Securities — 98.9% (Cost $991,996)($ Thousands)			$1,355,920

SEI Institutional Investments Trust / Annual Report / May 31, 2021	111

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
MSCI Emerging Markets	881	Jun-2021	$58,066	$59,983	$1,917

Percentages are based on a Net Assets of $1,371,657 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31,2021.
†	Investment in Affiliated Security (see Note 6).
(A)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

Ltd — Limited

MSCI — Morgan Stanley Capital International

PCL — Public Company Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

Ser — Series

The Summary Schedule of lnvestments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,229,753	31,576	–	1,261,329
Preferred Stock	24,786	–	–	24,786
Participation Notes	–	4,202	–	4,202
Warrants	–	1,856	–	1,856
Cash Equivalent	63,747	–	–	63,747

Total Investments in Securities	1,318,286	37,634	–	1,355,920

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,917	–	–	1,917

Total Other Financial Instruments	1,917	–	–	1,917

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 18,307	$ 366,008	$ (320,568)	$ —	$ —	$ 63,747	63,746,830	$ 3	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

112	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 33.6%

Agency Mortgage-Backed Obligations — 3.8%
FHLMC
3.000%, 05/01/2050	$1,432	$1,519
FHLMC ARM
2.961%, VAR ICE LIBOR USD 12 Month+2.470%, 03/01/2036	698	748
2.659%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.250%, 06/01/2035	538	573
FHLMC CMO, Ser 2017-4734,lO
4.000%, 12/15/2047	521	84
FHLMC CMO, Ser 2020-5008,CI IE, lO
2.000%, 09/25/2050	376	38
FHLMC CMO, Ser 2020-5052, CI KI, lO
4.000%, 12/25/2050	1,167	193
FHLMC CMO, Ser 2020-5052, lO
3.500%, 12/25/2050	923	133
FHLMC CMO, Ser 2021-5072, CI QI, IO
3.500%, 10/25/2050	958	184
FHLMC CMO, Ser 2021-5072, CI IQ, IO
3.500%, 10/25/2050	1,031	191
FHLMC Multifamily Structured Pass-Through Certificates, Ser K018, CI X1, IO
1.225%, 01/25/2022 (A)	11,028	36
FHLMC Multifamily Structured Pass-Through Certificates, Ser K028, CI X1, IO
0.243%, 02/25/2023 (A)	138,210	509
FHLMC Multifamily Structured Pass-Through Certificates, Ser K074, Cl A2
3.600%, 01/25/2028	2,309	2,639

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K078, Cl A2
3.854%, 06/25/2028	$845	$981
FHLMC Multifamily Structured Pass-Through Certificates, Ser K103, Cl A2
2.651%, 11/25/2029	1,513	1,642
FHLMC Multifamily Structured Pass -Through Certificates, Ser K124, Cl A2
1.658%, 12/25/2030	921	921
FHLMC REMIC, Ser 2007-3311, CI FN
0.401%, VAR ICE LIBOR USD 1 Month+0.300%, 05/15/2037	309	308
FHLMC REMIC, Ser 2010-83,01 BA
5.000%, 08/25/2040	157	176
FNMA
6.000%, 09/01/2039 to 04/01/2040 (G)	339	401
3.000%, 05/01/2022 to 02/01/2050 (G)	2,457	2,590
2.500%, 06/01/2050	1,894	1,978
2.000%, 12/01/2050	4,850	4,913
FNMA ARM
2.675%, VAR ICE LIBOR USD 12 Month+1.800%, 05/01/2034	190	201
2.615%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.247%, 08/01/2034	659	701
2.555%, VAR ICE LIBOR USD 12 Month+1.873%, 10/01/2033	153	162
2.496%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.332%, 04/01/2034	316	336
2.464%, VAR ICE LIBOR USD 12 Month+1.777%, 09/01/2034	437	440
2.447%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.205%, 05/01/2035	173	184
2.360%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.184%, 07/01/2036	555	592
2.355%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.193%, 10/01/2024	15	15
2.305%, VAR ICE LIBOR USD 12 Month+1.601%, 06/01/2035	111	112
2.287%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.141%, 10/01/2033	366	380
2.270%, VAR ICE LIBOR USD 12 Month+1.770%, 10/01/2033	182	183
2.158%, VAR ICE LIBOR USD 12 Month+1.565%, 05/01/2037	399	420

SEI Institutional Investments Trust / Annual Report / May 31, 2021	113

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.080%, VAR ICE LIBOR USD 12 Month+1.557%, 06/01/2035	$45	$45
2.060%, VAR ICE LIBOR USD 12 Month+1.490%, 10/01/2035	408	429
1.915%, VAR ICE LIBOR USD 12 Month+1.665%, 04/01/2033	111	112
1.826%, VAR ICE LIBOR USD 6 Month+1.580%, 07/01/2034	132	137
1.685%, VAR ICE LIBOR USD 6 Month+1.433%, 03/01/2035	296	306
FNMA CMO, Ser 2020-75, CI LI, lO
2.500%, 11/25/2050	806	122
FNMA CMO, Ser 2020-97, CI EI, IO
2.000%, 01/25/2051	984	124
FNMA CMO, Ser 2021-1, CI IM, lO
2.000%, 02/25/2051	772	94
FNMA CMO, Ser 2021-3, CI KI, lO
2.500%, 02/25/2051	1,231	146
FNMA CMO, Ser 2021-3, CI NI, lO
2.500%, 02/25/2051	1,215	174
FNMA CMO, Ser 2021-8, CI GI, lO
3.000%, 03/25/2051	546	96
FNMA CMO, Ser 2021-8, CI EI, lO
3.500%, 03/25/2051	502	78
FNMA REMIC CMO, Ser 2011-63, CI FG
0.542%, VAR ICE LIBOR USD 1 Month+0.450%, 07/25/2041	575	585
FNMA REMIC CMO, Ser 2012-112, CI BI, IO
3.000%, 09/25/2031	2,840	116
FNMA REMIC CMO, Ser 2012-136, Cl DC
1.750%, 09/25/2041	200	201
FNMA REMIC CMO, Ser 2012-137, CI UE
1.750%, 09/25/2041	223	229
FNMA REMIC CMO, Ser 2015-46, CI BA
3.000%, 05/25/2041	103	105
FNMA STRIPS CMO, Ser 2011-406, CI 6, IO
4.000%, 01/25/2041 (A)	283	39
FNMA, Ser 2017-M13, CI FA
0.516%, VAR ICE LIBOR USD 1 Month+0.400%,10/25/2024	118	118
FREMF Mortgage Trust, Ser 2013-K28, Cl C
3.490%, 06/25/2046 (A)(B)	1,460	1,525
FREMF Mortgage Trust, Ser 2015-K718, Cl B
3.529%, 02/25/2048 (A)(B)	1,500	1,525
GNMA ARM
1.803%, VAR ICE LIBOR USD 1 Month+1.693%, 12/20/2060	1,151	1,204
1.490%, VAR US Treas Yield Curve Rate T Note Const Mat 1Yr+1.410%, 09/20/2060 to 11/20/2060	1,052	1,078

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
1.190%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.125%, 11/20/2060	$1,260	$1,289
1.137%, VAR ICE LIBOR USD 1 Month+1.040%, 12/20/2060	1,570	1,621
GNMA CMO, Ser 2020-134, CI IL, IO
2.500%, 09/20/2050	451	52
GNMA CMO, Ser 2020-146, CI EI, IO
2.500%, 10/20/2050	1,181	149
GNMA CMO, Ser 2020-167, CI IA, IO
2.500%, 11/20/2050	1,363	188
GNMA CMO, Ser 2020-167, CI IW, IO
2.000%, 11/20/2050	405	45
GNMA CMO, Ser 2020-173, CI MI, lO
2.500%, 11/20/2050	1,666	223
GNMA CMO, Ser 2021-1, CI AI, lO
2.000%, 01/20/2051	386	49
GNMA CMO, Ser 2021-1, CI PI, IO
2.500%, 12/20/2050	381	45
GNMA CMO, Ser 2021-23, CI KI, lO
3.000%, 02/20/2051	717	87
GNMA CMO, Ser 2021-23, CI IA, lO
2.500%, 02/20/2051	830	101
GNMA CMO, Ser 2021-9, CI MI, lO
2.500%, 01/20/2051	1,236	160
GNMA, Ser 2015-171, Cl lO, IO
0.826%, 11/16/2055 (A)	12,111	505
Mortgage-Linked Amortizing Notes, Ser 2012-1, CI A10
2.060%, 01/15/2022	427	432

		38,017

Non-Agency Mortgage-Backed Obligations – 29.8%
280 Park Avenue Mortgage Trust, Ser 2017-280P, Cl D
1.637%, VAR ICE LIBOR USD 1 Month+1.537%, 09/15/2034 (B)	3,000	2,996
Adjustable Rate Mortgage Trust, Ser 2005-1, CI 5M1
1.142%, VAR ICE LIBOR USD 1 Month+1.050%, 05/25/2035	2,544	2,518
Alternative Loan Trust, Ser 2007-8CB, Cl A5
0.592%, VAR ICE LIBOR USD 1 Month+0.500%, 05/25/2037	2,812	1,406
American Home Mortgage Investment Trust, Ser 2005-2, CI 4A1
1.706%, VAR ICE LIBOR USD 6 Month+1.500%, 09/25/2045	130	130
Angel Oak Mortgage Trust I LLC, Ser 2018-3, CI A1
3.649%, 09/25/2048 (A)(B)	58	58

114	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust I LLC, Ser 2019-2, CI A1
3.628%, 03/25/2049 (A)(B)	$166	$168
Angel Oak Mortgage Trust I LLC, Ser 2019-4, CI A1
2.993%, 07/26/2049 (A)(B)	111	112
Angel Oak Mortgage Trust, Ser 2020-1, CI A1
2.466%, 12/25/2059 (A)(B)	43	43
Angel Oak Mortgage Trust, Ser 2020-2, CI A1A
2.531%, 01/26/2065 (A)(B)	204	208
Angel Oak Mortgage Trust, Ser 2020-3, CI A1
1.691%, 04/25/2065 (A)(B)	280	283
Angel Oak Mortgage Trust, Ser 2020-4, CI A1
1.469%, 06/25/2065 (A)(B)	127	127
Angel Oak Mortgage Trust, Ser 2020-R1, CI A1
0.990%, 04/25/2053 (A)(B)	210	211
Angel Oak Mortgage Trust, Ser 2021-1, Cl A1
0.909%, 01/25/2066 (A)(B)	486	485
Angel Oak Mortgage Trust, Ser 2021-2, CI A1
0.985%, 04/25/2066 (A)(B)	1,958	1,959
Arroyo Mortgage Trust, Ser 2018-1, Cl A1
3.763%, 04/25/2048 (A)(B)	1,011	1,013
Arroyo Mortgage Trust, Ser 2019-1, Cl A1
3.805%, 01/25/2049 (A)(B)	1,192	1,217
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048 (A)(B)	82	83
Banc of America Funding, Ser 2005-F, CI 4A1
2.915%, 09/20/2035 (A)	42	40
Banc of America Funding, Ser 2006-D,CI 3A1
2.923%, 05/20/2036 (A)	37	39
Banc of America Funding, Ser 2006-I, Cl 1A1
2.321%, 12/20/2036 (A)	1,837	1,900
Banc of America Mortgage Trust, Ser 2003-K, CI 2A1
2.745%, 12/25/2033 (A)	652	658
Banc of America Mortgage Trust, Ser 2004-A, CI 2A2
2.534%, 02/25/2034 (A)	740	755
Banc of America Mortgage Trust, Ser 2004-D, CI 2A1
2.535%, 05/25/2034 (A)	295	303
Banc of America Mortgage Trust, Ser 2004-L, Cl 1A1
3.168%, 01/25/2035 (A)	59	60

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Trust, Ser 2005-A, CI 2A1
2.581%, 02/25/2035 (A)	$18	$19
Bayview Commercial Asset Trust, Ser 2003-2,CI A
0.962%, VAR ICE LIBOR USD 1 Month+0.870%, 12/25/2033 (B)	629	624
Bayview Commercial Asset Trust, Ser 2004-1, CI A
0.632%, VAR ICE LIBOR USD 1 Month+0.540%, 04/25/2034 (B)	3,000	2,998
Bayview Commercial Asset Trust, Ser 2004-3, CI M2
1.092%, 01/25/2035 (A)(B)	145	145
Bayview Commercial Asset Trust, Ser 2004-3, CI A1
0.462%, 01/25/2035 (A)(B)	1,856	1,838
Bayview Commercial Asset Trust, Ser 2005-3A,CI M5
1.052%, VAR ICE LIBOR USD 1 Month+0.960%, 11/25/2035 (B)	668	633
Bayview Commercial Asset Trust, Ser 2006-2A, CI A1
0.437%, VAR ICE LIBOR USD 1 Month+0.345%, 07/25/2036 (B)	670	643
Bayview Commercial Asset Trust, Ser 2006-4A, CI A1
0.322%, VAR ICE LIBOR USD 1 Month+0.230%, 12/25/2036 (B)	445	428
BBCMS Mortgage Trust, Ser 2017-DELC, Cl B
1.131%, VAR ICE LIBOR USD 1 Month+1.030%, 08/15/2036 (B)	5,000	4,998
BBCMS Mortgage Trust, Ser 2018-TALL, Cl C
1.222%, VAR ICE LIBOR USD 1 Month+1.121%, 03/15/2037 (B)	3,000	2,917
Bear Stearns Alt-A Trust, Ser 2003-5, Cl 2A1
2.627%, 12/25/2033 (A)	859	885
Bear Stearns Alt-A Trust, Ser 2004-7, Cl 2A1
2.666%, 08/25/2034 (A)	1,366	1,422
Bear Stearns ARM Trust, Ser 2003-8, Cl 4A1
2.747%, 01/25/2034 (A)	1,797	1,858
Bear Stearns ARM Trust, Ser 2004-1, Cl 12A3
2.786%, 04/25/2034 (A)	1,063	1,054
Bear Stearns ARM Trust, Ser 2004-1, Cl 21A1
2.130%, 04/25/2034 (A)	238	240
Bear Stearns ARM Trust, Ser 2004-2, CI 12A2
2.579%, 05/25/2034 (A)	970	915
Bear Stearns ARM Trust, Ser 2004-3, Cl 2A
2.949%, 07/25/2034 (A)	893	877
Bear Stearns ARM Trust, Ser 2004-5, Cl 2A
3.114%, 07/25/2034 (A)	870	899

SEI Institutional Investments Trust / Annual Report / May 31, 2021	115

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust, Ser 2004-9, CI 22A1
3.064%, 11/25/2034 (A)	$658	$652
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AM
5.431%, 01/12/2045 (A)	557	552
Bellemeade Re, Ser 2018-3A, Cl M1B
1.942%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2028 (B)	1,637	1,641
Bellemeade Re, Ser 2019-2A, Cl M1B
1.542%, VAR ICE LIBOR USD 1 Month+1.450%, 04/25/2029 (B)	490	490
Bellemeade Re, Ser 2019-3A, Cl M1B
1.692%, VAR ICE LIBOR USD 1 Month+1.600%, 07/25/2029 (B)	3,000	3,008
Bellemeade Re, Ser 2019-3A, Cl M1A
1.192%, VAR ICE LIBOR USD 1 Month+1.100%, 07/25/2029 (B)	606	606
Bellemeade Re, Ser 2020-2A, Cl M1B
3.292%, VAR ICE LIBOR USD 1 Month+3.200%, 08/26/2030 (B)	1,700	1,717
Bellemeade Re, Ser 2020-4A, Cl M2A
2.692%, VAR ICE LIBOR USD 1 Month+2.600%, 06/25/2030 (B)	451	452
Bellemeade Re, Ser 2021-1A, CI M1A
1.760%, VAR SOFR30A+1.750%, 03/25/2031 (B)	500	501
Benchmark Mortgage Trust, Ser 2020-B19, CI A5
1.850%, 09/15/2053	1,139	1,118
Benchmark Mortgage Trust, Ser 2020-B20, CI A5
2.034%, 10/15/2053	1,128	1,120
Benchmark Mortgage Trust, Ser 2020-IG1, CI A3
2.687%, 09/15/2043	1,811	1,895
Benchmark Mortgage Trust, Ser 2020-IG3, CI A4
2.437%, 09/15/2048 (B)	809	830
BFLD Trust, Ser 2020-OBRK, CI A
2.151%, VAR ICE LIBOR USD 1 Month+2.050%, 11/15/2028 (B)	240	243
BRAVO Residential Funding Trust, Ser 2019-1, CI A1C
3.500%, 03/25/2058 (B)	1,296	1,330
BRAVO Residential Funding Trust, Ser 2019-NQM2, CI A1
2.748%, 11/25/2059 (A)(B)	983	993
BRAVO Residential Funding Trust, Ser 2020-NQM1, CI A1
1.449%, 05/25/2060 (A)(B)	186	188

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BRAVO Residential Funding Trust, Ser 2021-HE1, CI A1
0.760%, VAR SOFR30A+0.750%, 01/25/2070 (B)	$1,026	$1,027
BRAVO Residential Funding Trust, Ser 2021-HE2, CI A3
0.000%, 11/25/2069 (B)(C)	2,000	2,000
Bunker Hill Loan Depositary Trust, Ser 2020-1, CI A1
1.724%, 02/25/2055 (A)(B)	111	112
BWay Mortgage Trust, Ser 2013-1515, Cl A1
2.809%, 03/10/2033 (B)	148	154
BX Commercial Mortgage Trust, Ser 2018-BIOA, Cl D
1.436%, VAR ICE LIBOR USD 1 Month+1.321%, 03/15/2037 (B)	2,000	2,003
BX Commercial Mortgage Trust, Ser 2018-BIOA, Cl C
1.236%, VAR ICE LIBOR USD 1 Month+1.121%, 03/15/2037 (B)	2,939	2,944
BX Commercial Mortgage Trust, Ser 2018-IND, CI A
0.851%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2035 (B)	95	95
BX Commercial Mortgage Trust, Ser 2018-IND, CI D
1.415%, VAR ICE LIBOR USD 1 Month+1.300%, 11/15/2035 (B)	700	700
BX Commercial Mortgage Trust, Ser 2019-XL, Cl E
1.915%, VAR ICE LIBOR USD 1 Month+1.800%, 10/15/2036 (B)	1,171	1,172
BX Commercial Mortgage Trust, Ser 2019-XL, CI A
1.021%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (B)	281	281
BX Commercial Mortgage Trust, Ser 2020- BXLP, Cl E
1.715%, VAR ICE LIBOR USD 1 Month+1.600%, 12/15/2036 (B)	1,960	1,960
BX Commercial Mortgage Trust, Ser 2020-VKNG, CI C
1.501%, VAR ICE LIBOR USD 1 Month+1.400%, 10/15/2037 (B)	1,000	1,000
BX Commercial Mortgage Trust, Ser 2021-VINO, CI A
0.762%, VAR ICE LIBOR USD 1 Month+0.652%, 05/15/2038 (B)	240	240
BX, Ser 2021-MFM1, CI C
1.301%, VAR ICE LIBOR USD 1 Month+1.200%, 01/15/2034 (B)	1,000	1,000

116	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, CI A
1.171%, VAR ICE LIBOR USD 1 Month+1.070%, 12/15/2037 (B)	$1,795	$1,798
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, CI B
1.365%, VAR ICE LIBOR USD 1 Month+1.250%,12/15/2037 (B)	3,000	3,005
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, CI E
2.265%, VAR ICE LIBOR USD 1 Month+2.150%,12/15/2037 (B)	4,090	4,092
Chase Mortgage Finance Trust, Ser 2005-A1, CI 2A3
3.035%, 12/25/2035 (A)	456	457
Chase Mortgage Finance Trust, Ser 2007-A1, CI 1A3
2.556%, 02/25/2037(A)	253	257
Chase Mortgage Finance Trust, Ser 2007-A1, CI 7A1
3.036%, 02/25/2037 (A)	311	318
Chase Mortgage Finance Trust, Ser 2007-A2, CI 2A3
2.760%, 06/25/2035 (A)	468	477
CHL Mortgage Pass-Through Trust, Ser 2003-46, CI 2A1
2.800%, 01/19/2034 (A)	665	675
CHL Mortgage Pass-Through Trust, Ser 2004-11, CI 2A1
2.306%, 07/25/2034 (A)	710	717
CHL Mortgage Pass-Through Trust, Ser 2004-8, CI 2A1
4.500%, 06/25/2019	6	1
CHT Mortgage Trust, Ser 2017-CSMO, Cl B
1.501%, VAR ICE LIBOR USD 1 Month+1.400%, 11/15/2036 (B)	2,000	2,002
CIM Trust, Ser 2017-7, CI A
3.000%, 04/25/2057 (A)(B)	353	359
Citigroup Commercial Mortgage Trust, Ser 2006-C4, CI C
6.306%, 03/15/2049 (A)	130	129
Citigroup Commercial Mortgage Trust, Ser 2018-TBR, CI A
0.931%, VAR ICE LIBOR USD 1 Month+0.830%, 12/15/2036 (B)	4,000	3,992
Citigroup Mortgage Loan Trust, Ser 2005-2, CI 1A2A
2.796%, 05/25/2035 (A)	495	514
Citigroup Mortgage Loan Trust, Ser 2007-AR5, CI 1A2A
3.085%, 04/25/2037 (A)	209	202

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Ser 2015-2 CI 5A1
0.356%, VAR ICE LIBOR USD 1 Month+0.250%, 03/25/2047 (B)	$190	$192
Citigroup Mortgage Loan Trust, Ser 2019-IMC1, CI A1
2.720%, 07/25/2049 (A)(B)	42	43
Cold Storage Trust, Ser 2020-ICE5, Cl D
2.215%, VAR ICE LIBOR USD 1 Month+2.100%, 11/15/2037 (B)	1,474	1,477
COLT Funding LLC, Ser 2021-3R, CI A1
1.051%, 12/25/2064 (A)(B)	302	303
COLT Mortgage Loan Trust, Ser 2019-3, CI A1
2.764%, 08/25/2049 (A)(B)	543	544
COLT Mortgage Loan Trust, Ser 2019-4, CI A1
2.579%, 11/25/2049 (A)(B)	793	797
COLT Mortgage Loan Trust, Ser 2020-1R, CI A1
1.255%, 09/25/2065 (A)(B)	207	208
COLT Mortgage Loan Trust, Ser 2020-2, CI A1
1.853%, 03/25/2065 (A)(B)	658	663
COLT Mortgage Loan Trust, Ser 2020-2R, CI A1
1.325%, 10/26/2065 (A)(B)	134	134
COLT Mortgage Loan Trust, Ser 2020-3, CI A1
1.506%, 04/27/2065 (A)(B)	115	116
COLT Mortgage Loan Trust, Ser 2021-2R, CI A1
0.798%, 07/27/2054 (A)(B)	186	186
COLT Mortgage Pass-Through Certificates, Ser 2021-1R, CI A1
0.857%, 05/25/2065 (A)(B)	322	322
COMM Mortgage Trust, Ser 2013-300P, Cl E
4.540%, 08/10/2030 (A)(B)	800	811
COMM Mortgage Trust, Ser 2013-CR10, CI XA, IO
0.737%, 08/10/2046 (A)	30,670	425
COMM Mortgage Trust, Ser 2014-CR14, CI XA, IO
0.575%, 02/10/2047 (A)	25,524	343
COMM Mortgage Trust, Ser 2014-CR15, Cl D
4.718%, 02/10/2047(A)(B)	700	733
COMM Mortgage Trust, Ser 2014-CR15,CI A2
2.928%, 02/10/2047	32	32
COMM Mortgage Trust, Ser 2019-WCM, Cl A
1.001%, VAR ICE LIBOR USD 1 Month+0.900%, 10/15/2034 (B)	1,500	1,501

SEI Institutional Investments Trust / Annual Report / May 31, 2021	117

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities, Ser 2005-5, Cl 3A2
0.392%, VAR ICE LIBOR USD 1 Month+0.300%, 07/25/2035	$957	$939
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2004-AR5, Cl 6A1
2.382%, 06/25/2034 (A)	1,641	1,724
CSMC Trust, Ser 2019-AFC1, CI A1
2.573%, 07/25/2049 (B)	1,054	1,071
CSMC Trust, Ser 2021-AFC1, CI A1
0.830%, 03/25/2056 (A)(B)	227	227
CSMC, Ser 2021-NQM1,CI A1
0.809%, 05/25/2065 (A)(B)	317	317
CSMC, Ser 2021-NQM3, CI A1
1.015%, 04/25/2066 (A)(B)	447	447
DBCG Mortgage Trust, Ser 2017-BBG, Cl C
1.101%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2034 (B)	1,100	1,093
DBGS Mortgage Trust, Ser 2018-BIOD, Cl A
0.904%, VAR ICE LIBOR USD 1 Month+0.803%, 05/15/2035 (B)	2,784	2,786
DBWF Mortgage Trust, Ser 2018-AMXP, Cl D
3.791%, 05/05/2035 (A)(B)	500	504
Deephaven Residential Mortgage Trust, Ser 2017-1A, CI A1
2.725%, 12/26/2046 (A)(B)	5	5
Deephaven Residential Mortgage Trust, Ser 2017-2A, CI A1
2.453%, 06/25/2047 (A)(B)	23	23
Deephaven Residential Mortgage Trust, Ser 2019-3A, CI A1
2.964%, 07/25/2059 (A)(B)	87	87
Deephaven Residential Mortgage Trust, Ser 2019-4A, CI A1
2.791%, 10/25/2059 (A)(B)	104	105
Deephaven Residential Mortgage Trust, Ser 2020-2, CI A1
1.692%, 05/25/2065 (B)	132	133
Deephaven Residential Mortgage Trust, Ser 2021-1, CI A1
0.715%, 05/25/2065 (A)(B)	132	132
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Ser 2007-WM1, Cl A1
3.126%, 06/27/2037 (A)(B)	1,060	1,078
Eagle Re, Ser 2018-1, CI M1
1.792%, VAR ICE LIBOR USD 1 Month+1.700%,11/25/2028 (B)	631	633
Eagle Re, Ser 2020-1, CI M1A
0.992%, VAR ICE LIBOR USD 1 Month+0.900%, 01/25/2030 (B)	1,950	1,945
Ellington Financial Mortgage Trust, Ser 2019-2, CI A2
2.892%, 11/25/2059 (A)(B)	1,137	1,158

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Ellington Financial Mortgage Trust, Ser 2020-1 CI A1
2.006%, 05/25/2065 (A)(B)	$783	$793
Ellington Financial Mortgage Trust, Ser 2020-2, CI A1
1.178%, 10/25/2065 (A)(B)	1,491	1,493
Ellington Financial Mortgage Trust, Ser 2021-1, CI A1
0.797%, 02/25/2066 (A)(B)	1,870	1,870
FHLMC STACR REMIC Trust, Ser 2020-DNA5, CI M1
1.310%, VAR SOFR30A+1.300%, 10/25/2050 (B)	514	514
FHLMC STACR REMIC Trust, Ser 2020-DNA6,
0.910%, VAR SOFR30A+0.900%, 12/25/2050 (B)	846	846
FHLMC STACR REMIC Trust, Ser 2021-DNA1, CI M1
0.660%, VAR SOFR30A+ 0.650%, 01/25/2051 (B)	2,000	2,000
FHLMC STACR REMIC Trust, Ser 2021-DNA3, CI M1
0.760%, VAR SOFR30A+0.750%, 10/25/2033 (B)	1,500	1,502
FHLMC STACR Trust, Ser 2018-DNA2, CI M2AS
1.042%, VAR ICE LIBOR USD 1 Month+0.950%, 12/25/2030 (B)	3,000	3,003
FHLMC STACR Trust, Ser 2018-HQA2, CI M2AS
0.992%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/2048 (B)	1,134	1,134
FHLMC STACR Trust, Ser 2019-FTR2, Cl Ml
1.042%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (B)	1,266	1,266
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, CI M3
3.992%, VAR ICE LIBOR USD 1 Month+3.900%, 12/25/2027	1,403	1,426
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, CI M3
4.792%, VAR ICE LIBOR USD 1 Month+4.700%, 04/25/2028	504	522
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ2,CIM3
3.342%, VAR ICE LIBOR USD 1 Month+3.250%, 05/25/2025	1,154	1,170
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2018-DNA1, CI M2
1.892%, VAR ICE LIBOR USD 1 Month+1.800%, 07/25/2030	575	578

118	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser2018-HQA1,CI M2
2.392%, VAR ICE LIBOR USD 1 Month+2.300%, 09/25/2030	$1,168	$1,176
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2020 HGA5, CI M1
1.110%, VAR SOFR30A+1.100%, 11/25/2050 (B)	1,471	1,471
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2021-DNA2, CI M1
0.810%, VAR SOFR30A+0.800%, 08/25/2033 (B)	700	701
FNMA Connecticut Avenue Securities, Ser 2016-C03, CI 2M2
5.992%, VAR ICE LIBOR USD 1 Month+5.900%, 10/25/2028	245	259
FNMA Connecticut Avenue Securities, Ser 2017-C01, CI 1M2
3.642%, VAR ICE LIBOR USD 1 Month+3.550%, 07/25/2029	1,510	1,567
FNMA Connecticut Avenue Securities, Ser 2017-C06, CI 1M2
2.742%, VAR ICE LIBOR USD 1 Month+2.650%, 02/25/2030	852	868
FNMA Connecticut Avenue Securities, Ser 2018-C03, CI 1M2
2.242%, VAR ICE LIBOR USD 1 Month+2.150%, 10/25/2030	746	754
FNMA Connecticut Avenue Securities, Ser 2018-C03, CI 1EA2
0.942%, VAR ICE LIBOR USD 1 Month+0.850%, 10/25/2030	72	72
FNMA Connecticut Avenue Securities, Ser 2018-C05, CI1M2
2.442%, VAR ICE LIBOR USD 1 Month+2.350%, 01/25/2031	1,561	1,580
Galton Funding Mortgage Trust, Ser 2018-1,CI A43
3.500%, 11/25/2057 (A)(B)	301	302
GCAT Trust, Ser 2020-NQM2,CIA1
1.555%, 04/25/2065 (B)	72	73
GCAT Trust, Ser 2021-CM1, CI A
1.469%, 04/25/2065	557	557
GCAT Trust, Ser 2021-NQM1.CIA1
0.874%, 01/25/2066 (A)(B)	2,063	2,058
GS Mortgage Securities Trust, Ser 2011-GC3, CI IO
0.160%, 03/10/2044 (A)(B)	4,002	-
GS Mortgage Securities Trust, Ser 2012-AL0HA, CI D
4.267%, 04/10/2034 (A)(B)	1,000	1,005

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2020- DUNE, CI E
2.601%, VAR ICE LIBOR USD 1 Month+2.500%, 12/15/2036 (B)	$400	$377
GS Mortgage Securities Trust, Ser 2020- DUNE, CI B
1.451%, VAR ICE LIBOR USD 1 Month+1.350%, 12/15/2036 (B)	500	491
GS Mortgage-Backed Securities Trust, Ser 2021-NQM1,CIA2
1.275%, 07/25/2061 (A)(B)	1,890	1,892
GSR Mortgage Loan Trust, Ser 2005-AR1, CI 1A1
2.678%, 01/25/2035 (A)	58	58
GSR Mortgage Loan Trust, Ser 2005-AR2, CI 1A2
3.034%, 04/25/2035 (A)	283	285
GSR Mortgage Loan Trust, Ser 2005-AR6, CI 3A1
2.749%, 09/25/2035 (A)	192	190
HarborView Mortgage Loan Trust, Ser 2004-6 CI 4A
2.652%, 08/19/2034 (A)	1,115	1,197
Hilton Orlando Trust, Ser 2018-0RL, Cl B
1.301%, VAR ICE LIBOR USD 1 Month+1.200%, 12/15/2034 (B)	2,900	2,900
Hilton USA Trust, Ser 2016-HHV,CID
4.194%, 11/05/2038 (A)(B)	3,910	4,185
HMH Trust, Ser 2017-NSS,CIE
6.292%, 07/05/2031 (B)	3,613	3,415
Impac CMB Trust, Ser 2004-6,CI1A2
0.872%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2034	1,051	1,066
Impac Secured Assets, Ser 2005-2, Cl A1WI
0.592%, VAR ICE LIBOR USD 1 Month+0.500%, 03/25/2036	1,047	972
IndyMac INDA Mortgage Loan Trust, Ser 2007-AR3,CI1A1
3.244%,07/25/2037(A)	1,291	1,209
IndyMac INDX Mortgage Loan Trust, Ser 2007-FLX3,CIA1
0.332%, VAR ICE LIBOR USD 1 Month+0.240%, 06/25/2037	408	407
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CIBC15, Cl AM
5.855%, 06/12/2043 (A)	65	65
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP8, Cl E
6.031%, 05/15/2045 (A)(B)	148	147
JPMorgan Chase Commercial Mortgage Securities Trust, Ser2019-MFP, CIB
1.275%, VAR ICE LIBOR USD 1 Month+1.160%, 07/15/2036 (B)	2,000	1,998

SEI Institutional Investments Trust / Annual Report / May 31, 2021	119

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-NNN, Cl XAFX, IO
2.032%, 01/16/2037 (A)(B)	$12,500	$728
JPMorgan Mortgage Trust, Ser 2005-A3,CI 6A5
2.625%, 06/25/2035 (A)	360	369
JPMorgan Mortgage Trust, Ser 2005-A3, CI 6A2
2.625%, 06/25/2035 (A)	356	365
JPMorgan Mortgage Trust, Ser 2005-A4, CI 4A2
2.669%, 07/25/2035 (A)	837	849
JPMorgan Mortgage Trust, Ser 2006-A2, CI 5A3
2.516%, 11/25/2033 (A)	140	141
JPMorgan Mortgage Trust, Ser 2007-A1, CI 5A2
2.574%, 07/25/2035 (A)	511	522
JPMorgan Mortgage Trust, Ser 2007-A1,CI1A1
3.306%, 07/25/2035 (A)	971	1,014
JPMorgan Mortgage Trust, Ser 2007-A1, CI 4A2
2.964%, 07/25/2035 (A)	161	163
JPMorgan Mortgage Trust, Ser 2007-A4, CI 1A1
3.195%, 06/25/2037 (A)	38	34
JPMorgan Mortgage Trust, Ser 2018-7FRB, CI A2
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (B)	147	147
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
0.901%, VAR ICE LIBOR USD 1 Month+0.800%, 05/15/2036 (B)	150	150
Life Mortgage Trust, Ser 2021-BMR, Cl D
1.501%, VAR ICE LIBOR USD 1 Month+1.400%, 03/15/2038 (B)	1,000	1,003
Life Mortgage Trust, Ser 2021-BMR, Cl E
1.851%, VAR ICE LIBOR USD 1 Month+1.750%, 03/15/2038 (B)	1,250	1,253
LSTAR Securities Investment, Ser 2019-4, CIA1
2.592%, VAR ICE LIBOR USD 1 Month+2.500%, 05/01/2024 (B)	285	281
MASTR Adjustable Rate Mortgages Trust, Ser 2005-6, CI 5A1
2.699%, 07/25/2035 (A)	25	24
MASTR Alternative Loan Trust, Ser 2003-5, CI 4A1
5.500%, 07/25/2033	1,087	1,127

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Mellon Residential Funding, Ser 1999-TBC3, CI A2
2.610%, 10/20/2029 (A)	$178	$180
Merit, Ser 2020-HILL, CI A
1.251%, VAR ICE LIBOR USD 1 Month+1.150%, 08/15/2037 (B)	585	588
Merrill Lynch Mortgage Investors Trust, Ser 2003-E,CIA1
0.712%, VAR ICE LIBOR USD 1 Month+0.620%, 10/25/2028	546	553
Merrill Lynch Mortgage Investors Trust, Ser 2003-G,CI A1
0.732%, VAR ICE LIBOR USD 1 Month+0.640%, 01/25/2029	455	445
Merrill Lynch Mortgage Investors Trust, Ser 2004-1,CI2A1
2.116%, 12/25/2034 (A)	791	805
Merrill Lynch Mortgage Investors Trust, Ser 2005-A, CIA1
0.552%, VAR ICE LIBOR USD 1 Month+0.460%, 03/25/2030	1,006	1,005
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2,CI A5
2.799%, 02/25/2035 (A)	407	412
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2,CI A3
2.799%, 02/25/2035 (A)	548	553
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2,CI A2
2.799%, 02/25/2035 (A)	1,984	2,006
Merrill Lynch Mortgage Investors Trust, Ser 2005-A4, CI1A
2.633%, 07/25/2035 (A)	291	193
Merrill Lynch Mortgage Investors Trust, Ser 2007-1,CI 2A1
2.427%, 01/25/2037 (A)	2,082	2,040
MFA Trust, Ser 2017-RPL1,CI A1
2.588%, 02/25/2057 (A)(B)	55	56
MFA Trust, Ser 2020-NQM1, CI A1
1.479%, 03/25/2065	1,526	1,540
MFA Trust, Ser 2020-NQM3, CI A1
1.014%, 01/26/2065 (A)(B)	127	127
MFA Trust, Ser 2021-INV1, CI A1
0.852%, 01/25/2056 (A)(B)	212	212
MFA Trust, Ser 2021-NQM1, CI A1
1.153%, 04/25/2065 (A)(B)	2,109	2,109
MHC Commercial Mortgage Trust, Ser 2021- MHC, CI D
1.702%, VAR ICE LIBOR USD 1 Month+1.601%, 04/15/2038 (B)	1,500	1,501
Mill City Mortgage Loan Trust, Ser 2021-NMR1, CI A1
1.125%, 11/25/2060 (A)(B)	166	167

120	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2007-T25, CI AJ
5.574%, 11/12/2049 (A)	$2,273	$1,723
Morgan Stanley Capital I Trust, Ser 2007-T27, CI AJ
6.014%, 06/11/2042 (A)	1,517	1,563
Morgan Stanley Capital I Trust, Ser 2017-CLS, CI D
1.501%, VAR ICE LIBOR USD 1 Month+1.400%, 11/15/2034 (B)	3,400	3,401
Morgan Stanley Capital I Trust, Ser 2018-BOP, Cl E
2.065%, VAR ICE LIBOR USD 1 Month+1.950%, 06/15/2035 (B)	3,316	3,262
Morgan Stanley Capital I Trust, Ser 2018-SUN, CI A
1.001%, VAR ICE LIBOR USD 1 Month+0.900%, 07/15/2035 (B)	3,000	3,002
Morgan Stanley Mortgage Loan Trust, Ser 2004-10AR, CI 1A
3.639%, 11/25/2034 (A)	692	713
Morgan Stanley Mortgage Loan Trust, Ser 2004-5AR, CI 3A1
2.321%, 07/25/2034 (A)	395	414
Morgan Stanley Mortgage Loan Trust, Ser 2004-8AR, CI 4A2
2.528%, 10/25/2034 (A)	1,150	1,179
MortgageIT Trust, Ser 2005-1, Cl 2A
1.360%, VAR ICE LIBOR USD 1 Month+1.250%, 02/25/2035	407	404
MRFC Mortgage Pass-Through Trust, Ser 2002-TBC2, CI A
0.961%, VAR ICE LIBOR USD 1 Month+0.860%, 08/15/2032	344	328
MSCG Trust, Ser 2018-SELF, CI D
1.751%, VAR ICE LIBOR USD 1 Month+1.650%,10/15/2037(B)	2,102	2,103
MSCG Trust, Ser 2018-SELF, CI A
1.001%, VAR ICE LIBOR USD 1 Month+0.900%, 10/15/2037 (B)	245	245
MSSG Trust, Ser 2017-237P, CI D
3.740%, 09/13/2039 (A)(B)	2,457	2,446
MSSG Trust, Ser 2017-237P, CI XA, IO
0.468%, 09/13/2039 (A)(B)	27,151	550
MSSG Trust, Ser 2017-237P, CI XB, IO
0.175%, 09/13/2039 (A)(B)	16,790	91
MTRO Commercial Mortgage Trust, Ser 2019-TECH, CI A
1.001%, VAR ICE LIBOR USD 1 Month+0.900%, 12/15/2033 (B)	455	454
New Residential Mortgage Loan Trust, Ser 2017-3A, CI A1
4.000%, 04/25/2057 (A)(B)	203	218

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2017-5A,CI A1
1.592%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/2057 (B)	$1,490	$1,510
New Residential Mortgage Loan Trust, Ser 2017-6A, CI A1
4.000%, 08/27/2057 (A)(B)	528	567
New Residential Mortgage Loan Trust, Ser 2018-1A.CI A1A
4.000%, 12/25/2057 (A)(B)	768	823
New Residential Mortgage Loan Trust, Ser 2018-4A, CI A1S
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2048 (B)	3,343	3,349
New Residential Mortgage Loan Trust, Ser 2018-4A, CI A1M
0.992%, VAR ICE LIBOR USD 1 Month+0.900%, 01/25/2048 (B)	2,068	2,071
New Residential Mortgage Loan Trust, Ser 2020-NQM1, CI A1
2.464%, 01/26/2060 (A)(B)	193	196
New Residential Mortgage Loan Trust, Ser 2020-NQM2, CI A1
1.650%, 05/24/2060 (A)(B)	101	102
New Residential Mortgage Loan Trust, Ser 2021-NQ2R CI A1
0.941%, 09/25/2058 (A)(B)	165	166
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR3, CI M1
1.232%, VAR ICE LIBOR USD 1 Month+1.140%,11/25/2034	1,056	1,112
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR4, Cl M1
1.192%, VAR ICE LIBOR USD 1 Month+1.100%, 12/25/2034	1,402	1,399
Nomura Resecuritization Trust, Ser 2015-1R,CI 5A1
1.138%, VAR 12 Month Treas Avg+0.990%, 06/26/2046 (B)	991	1,004
Oaktown Re V, Ser 2020-2A, CI M1A
2.492%, VAR ICE LIBOR USD 1 Month+2.400%, 10/25/2030 (B)	862	866
Oaktown Re VI, Ser 2021-1A, CI M1C
3.010%, VAR SOFR30A+3.000%, 10/25/2033 (B)	1,605	1,657
OBX Trust, Ser 2018-1, CIA2
0.742%, VAR ICE LIBOR USD 1 Month+0.650%,06/25/2057(B)	1,370	1,371
OBX Trust, Ser 2018-EXP1, CI 2A1
0.942%, VAR ICE LIBOR USD 1 Month+0.850%, 04/25/2048 (B)	1,182	1,190
OBX Trust, Ser 2018-EXP2, CI 1A1
4.000%, 07/25/2058 (A)(B)	356	359

SEI Institutional Investments Trust / Annual Report / May 31, 2021	121

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
OBX Trust, Ser 2020-INV1, CI A11
1.006%, VAR ICE LIBOR USD 1 Month+0.900%, 12/25/2049 (B)	$856	$857
One Market Plaza Trust, Ser 2017-1MKT, CI D
4.146%, 02/10/2032 (B)	1,275	1,308
One Market Plaza Trust, Ser 2017-MKT, Cl C
4.016%, 02/10/2032 (B)	1,935	1,987
PHH Mortgage Trust, Ser 2008-CIM2, Cl 1A1
2.360%, VAR ICE LIBOR USD 1 Month+2.250%, 07/25/2038	639	638
Radnor Re, Ser 2019-2, CI B1
2.792%, VAR ICE LIBOR USD 1 Month+2.700%, 06/25/2029 (B)	1,142	1,161
Radnor Re, Ser 2019-2, CI M1B 1.842%, VAR ICE LIBOR USD 1
Month+1.750%, 06/25/2029 (B)	1,000	1,004
Radnor Re, Ser 2020-1, CI M1A 1.042%, VAR ICE LIBOR USD 1
Month+0.950%, 01/25/2030 (B)	1,503	1,499
RALI Trust, Ser 2007-Q03, CI A1 0.412%, VAR ICE LIBOR USD 1
Month+0.320%, 03/25/2047	581	555
Residential Accredit Loans, Ser 2006-Q010, CI A1 0.412%, VAR ICE LIBOR USD 1
Month+0.320%, 01/25/2037	2,092	2,009
Residential Asset Securitization Trust, Ser 2007-A8, CI 3A1
6.212%, 08/25/2022 (A)	442	299
Residential Mortgage Loan Trust, Ser 2020-1, CI A1
2.376%, 02/25/2024 (A)(B)	82	83
RESIMAC Premier, Ser 2020-1A, CI A1B
1.274%, 02/07/2052 (B)	680	682
RESIMAC Premier, Ser 2021-1A, CI A1 0.795%, VAR ICE LIBOR USD 1
Month+0.700%, 07/10/2052 (B)	1,140	1,138
RMF Buyout Issuance Trust, Ser 2020-1, Cl A
2.158%, 02/25/2030 (A)(B)	109	109
Sequoia Mortgage Trust, Ser 2002-10, Cl 1A
0.899%, VAR ICE LIBOR USD 1 Month+0.800%, 10/20/2027	1,569	1,586
Sequoia Mortgage Trust, Ser 2002-9, Cl 1A
0.799%, VAR ICE LIBOR USD 1 Month+0.700%, 09/20/2032	501	491
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.639%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	2,089	2,088
Sequoia Mortgage Trust, Ser 2004-3, Cl A
0.724%, VAR ICE LIBOR USD 6 Month+0.500%, 05/20/2034	819	819

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust, Ser 2004-5, Cl A1
1.666%, 06/20/2034 (A)	$1,096	$1,097
Sequoia Mortgage Trust, Ser 2013-1, Cl 1A1
1.450%, 02/25/2043 (A)	379	379
Spruce Hill Mortgage Loan Trust, Ser 2019-SH1, CI A1
3.395%, 04/29/2049 (A)(B)	77	78
STAR Trust, Ser 2021-1, CI A1
1.219%, 05/25/2065 (A)(B)	260	261
Starwood Mortgage Residential Trust, Ser 2020-1, CI A1
2.275%, 02/25/2050 (A)(B)	144	146
Starwood Mortgage Residential Trust, Ser 2020-3. CI A1
1.486%, 04/25/2065 (A)(B)	1,465	1,481
Starwood Mortgage Residential Trust, Ser 2021-2, CI A1
0.943%, 05/25/2065 (A)(B)	138	138
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-2, CI 4A2
2.530%, 03/25/2034 (A)	751	743
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-9XS, CI A 0.462%, VAR ICE LIBOR USD 1
Month+0.370%, 07/25/2034	2,095	2,142
Structured Adjustable Rate Mortgage Loan Trust,
Ser 2005-7, CI 1A3 2.978%, 04/25/2035 (A)	822	839
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, CI 1A1 0.758%, VAR ICE LIBOR USD 1
Month+0.660%, 10/19/2034	835	820
Structured Asset Mortgage Investments II Trust, Ser 2004-AR8, CI A1
0.778%, VAR ICE LIBOR USD 1 Month+0.680%, 05/19/2035	1,511	1,504
Thornburg Mortgage Securities Trust, Ser 2003-4, CI A1
0.732%, VAR ICE LIBOR USD 1 Month+0.640%, 09/25/2043	638	650
Thornburg Mortgage Securities Trust, Ser 2004-3, CI A
0.832%, VAR ICE LIBOR USD 1 Month+0.740%, 09/25/2034	2,440	2,471
Thornburg Mortgage Securities Trust, Ser 2005-1, CI A3
2.176%, 04/25/2045 (A)	1,065	1,084
Thornburg Mortgage Securities Trust, Ser 2007-1, CI A2B
1.560%, VAR ICE LIBOR USD 12 Month+1.300%, 03/25/2037	858	801
Towd Point HE Trust, Ser 2021-HE1, CI A1
0.918%, 02/25/2063 (A)(B)	1,696	1,697

122	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust, Ser 2012- C1, Cl XA, IO
2.052%, 05/10/2045 (A)(B)	$9,035	$68
VASA Trust, Ser VASA, Cl B
1.351%, VAR ICE LIBOR USD 1 Month+1.250%, 07/15/2039 (B)	2,000	2,001
Velocity Commercial Capital Loan Trust, Ser 2020-1, Cl AFX
2.610%, 02/25/2050 (A)(B)	1,144	1,168
Velocity Commercial Capital Loan Trust, Ser 2021-1, Cl A
1.400%, 05/25/2051 (A)(B)	998	999
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059 (B)	109	110
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059 (A)(B)	103	104
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060 (B)	67	68
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065 (B)	75	76
Verus Securitization Trust, Ser 2020-5, Cl A1
1.218%, 05/25/2065 (B)	1,547	1,554
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/2066 (A)(B)	404	404
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066 (A)(B)	1,975	1,971
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066 (A)( B)	217	217
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063 (A)(B)	349	348
Verus Securitization Trust, Ser 2021-R2, Cl A1
0.918%, 02/25/2064 (A)(B)	2,132	2,138
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064 (A)(B)	255	255
Visio Trust, Ser 2021-1R, Cl A1
1.280%, 05/25/2056 (B)	2,186	2,188
WaMu Commercial Mortgage Securities Trust, Ser 2007-SL2, Cl D
2.508%, 12/27/2049 (A)(B)	1,176	1,170
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.575%, 10/25/2033 (A)	825	834
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.687%, 08/25/2033 (A)	755	771
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, CI 1A6
2.745%, 09/25/2033 (A)	838	853

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR1, Cl A
2.409%, 03/25/2034 (A)	$2,797	$2,878
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR10, Cl A1B
0.932%, VAR ICE LIBOR USD 1 Month+0.840%, 07/25/2044	213	216
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR11, Cl A
2.819%, 10/25/2034 (A)	635	654
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR14, Cl A1
2.823%, 01/25/2035 (A)	1,340	1,357
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR2, Cl A
1.527%, VAR 12 Month Treas Avg+1.400%, 04/25/2044	2,194	2,245
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR9, Cl A7
2.954%, 08/25/2034 (A)	2,152	2,214
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, CI 1A
5.000%, 07/25/2034	194	202
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A2
1.577%, VAR 12 Month Treas Avg+1.450%, 10/25/2045	177	184
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A2
0.652%, VAR ICE LIBOR USD 1 Month+0.560%, 11/25/2045	2,375	2,311
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl AS
3.539%, 10/15/2045	275	284
Wells Fargo Commercial Mortgage Trust, Ser 2020-SOP, Cl B
1.611%, VAR ICE LIBOR USD 1 Month+1.510%, 01/15/2035 (B)	2,000	1,995
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-K, CI 1A2
2.990%, 07/25/2034 (A)	216	214
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-U, Cl A1
2.902%,10/25/2034 (A)	1,009	1,001

		296,031

Total Mortgage-Backed Securities (Cost $334,368) ($ Thousands)		334,048

SEI Institutional Investments Trust / Annual Report / May 31, 2021	123

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS — 26.6%

Aerospace & Defense — 0.5%
Bleriot US Bidco Inc., 2021 Term Loan, 1st Lien
4.131%, VAR LIBOR+4.000%, 10/30/2026	$1,742	$1,738
Peraton Corp., Term B Loan, 2nd Lien
4.500%, VAR LIBOR+3.750%, 02/01/2028 (D)	2,775	2,778

		4,516

Air Transport — 0.7%
AAdvantage Loyality IP Ltd., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.750%, 04/20/2028 (D)	1,519	1,565
American Airlines Inc., 2020 Term Loan, 1st Lien
1.860%, VAR LIBOR+1.750%, 01/29/2027	1,114	1,034
JetBlue Airways Corporation, Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 06/17/2024	705	720
Mileage Plus Holdings LLC, Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 06/21/2027	905	965
SkyMiles IP Ltd., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 10/20/2027	1,175	1,231
United AirLines Inc., Class B Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 04/21/2028 (D)	1,215	1,225

		6,740

Automotive — 0.4%
American Airlines Inc., 218 Replacement Term Loan, 1st Lien
1.840%, 06/27/2025 (A)	727	673
Autokiniton US Holdings Inc., Closing Date Term B Loan, 1st Lien
5.000%, 04/06/2028	1,166	1,173
Truck Hero Inc., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 01/31/2028	2,010	2,010

		3,856

Building & Development — 1.6%
Brookfield Property REIT Inc., Initial Term A-2 Loan, 1st Lien
3.113%, VAR LIBOR+2.250%, 08/28/2023	1,264	1,245

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Brookfield Property REIT Inc., Initial Term B Loan, 1st Lien
2.593%, VAR LIBOR+2.500%, 08/27/2025 (D)	$219	$212
Brookfield Property REIT Inc., Intial Term A-2 Loan, 1st Lien
3.113%, VAR LIBOR+2.250%, 08/28/2023	487	480
CP Atlas Buyer Inc., Term B Loan, 1st Lien
4.250%, VAR LIBOR+3.750%, 11/23/2027	3,056	3,049
Crown Subsea Communications Holding Inc., Initial Term Loan, 1st Lien
5.750%, 04/27/2027	1,601	1,604
Kodiak BP LLC, Initial Term Loan, 1st Lien
3.250%, 03/12/2028	2,485	2,477
KREF Holdings X LLC, Initial Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 09/01/2027 (E)	1,244	1,250
MI Windows and Doors, LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 12/18/2027	1,382	1,384
SRS Distribution Inc., 2021 Refinancing Term Loan, 1st Lien
4.250%, 05/19/2028 (D)	2,456	2,450
SRS Distribution Inc., Initial Term Loan, 1st Lien
3.093%, VAR LIBOR+3.000%, 05/23/2025	648	647
Titan Acquisition Limited, Initial Term Loan, 1st Lien
3.267%, VAR LIBOR+3.000%, 03/28/2025 (D)	1,377	1,350

		16,148

Business Equipment & Services — 2.9%
Ahead DB Borrower LLC, Term B Loan, 1st Lien
0.000%, 10/18/2027 (C)	360	360
AI Aqua Merger Sub Inc., 2017 Incremental Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 12/13/2023	735	735
AI Aqua Merger Sub Inc., Tranche B-1 Term Loan, 1st Lien
4.250%, 12/13/2023 (A)	2,449	2,445
AVSC Holding Corp., 2020 B-1 Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 03/03/2025	2,454	2,160

124	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
AVSC Holding Corp., Initial Loan, 2nd Lien
8.250%, VAR LIBOR+7.250%, 09/01/2025 (E)	$1,132	$792
Casmar Holdings (Australia) Pty Limited, Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/20/2023	1,952	1,912
Ensono Inc., Term Loan, 1st Lien
4.750%, 05/19/2028 (D)	1,687	1,683
Guidehouse LLP, Initial Term Loan, 1st Lien
4.113%, VAR LIBOR+4.000%, 05/01/2025	782	782
Insight Global, Term Loan, 1st Lien
0.000%, 05/23/2025 (D)	860	860
LegalZoom.com Inc., 2018 Term Loan, 1st Lien
4.613%, VAR LIBOR+4.500%, 11/21/2024	2,890	2,887
Mermaid Bidco Inc., Facility B (USD), 1st Lien
5.000%, VAR LIBOR+4.250%, 12/22/2027	1,268	1,264
Packers Holdings LLC, Initial Term Loan, 1st Lien
4.000%, 03/09/2028 (D)	1,391	1,383
Project Accelerate Parent LLC, Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 01/02/2025 (E)	1,348	1,318
Pug LLC, USD Term B Loan, 1st Lien
3.613%, VAR LIBOR+3.500%, 02/12/2027	1,696	1,651
Sedgwick Claims Management Services Inc., 2019 Term Loan, 1st Lien
3.863%, VAR LIBOR+4.000%, 09/03/2026	118	117
Sedgwick Claims Management Services Inc., 2019 Term Loan, 1st Lien
3.363%, VAR LIBOR+3.250%, 12/31/2025	1,384	1,368
Service Logic Acquisition Inc., Closing Date Initial Term Loan, 1st Lien
4.750%, 10/29/2027	2,224	2,233
Tempo Acquisition LLC, Extended Term Loan, 1st Lien
3.750%, VAR LIBOR+3.250%, 11/02/2026	927	929
TGG TS Acquisition Company, Term B Loan, 1st Lien
6.613%, VAR LIBOR+6.500%, 12/14/2025	1,241	1,241

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
USIC Holdings Inc., Initial Term Loan, 2nd Lien
7.250%, 05/07/2029 (D)(E)	$520	$527
Vertical Midco GmbH, Facility B (USD), 1st Lien
4.478%, VAR LIBOR+4.250%, 07/30/2027	1,183	1,186
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-1 Loan, 1st Lien
2.940%, VAR LIBOR+2.750%, 05/18/2025	556	541
2.870%, VAR LIBOR+2.750%, 05/18/2025	637	621

		28,995

Cable & Satellite Television — 0.1%
Crown Finance US Inc., Initial Dollar Tranche Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 02/28/2025 (D)	2	2
Diamond Sports Group LLC, Term Loan, 1st Lien
3.350%, VAR LIBOR+3.250%, 08/24/2026	1,002	717

		719

Chemicals & Plastics — 0.9%
Cambrex Corporation, Tranche B-2 Dollar Term Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 12/04/2026 (D)	3,048	3,057
DCG Acquisition Corp., Term Loan B, 1st Lien
4.593%, VAR LIBOR+4.500%, 09/30/2026 (E)	2,784	2,777
LSF11 Skyscraper Holdco S.a.r.l., Facility B3 (USD), 1st Lien
3.500%, 09/29/2027 (D)(E)	697	699
PQ Performance Chemicals, Term Loan, 1st Lien
0.000%, 04/28/2028 (D)	880	880
SCIH Salt Holdings Inc., Incremental Term B-1 Loan, 1st Lien
4.750%, 03/16/2027	1,091	1,084

		8,497

Conglomerates — 0.2%
Albany Molecular Research Inc., Initial Term Loan, 1st Lien
4.250%, VAR LIBOR+3.000%, 08/30/2024	399	399
Conair Holdings LLC, Initial Term Loan, 1st Lien
4.250%, 05/17/2028 (D)	720	723

SEI Institutional Investments Trust / Annual Report / May 31, 2021	125

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Sunshine Luxembourg VII S.a r.l., Facility B3, 1st Lien
4.500%, VAR LIBOR+3.750%, 10/01/2026	$325	$326

		1,448

Containers & Glass Products — 1.7%
Anchor Packaging LLC, Initial Term Loan, 1st Lien
4.113%, 07/18/2026 (A)	3,398	3,402
BWay Holding Company, Initial Term Loan, 1st Lien
3.443%, VAR LIBOR+3.250%, 04/03/2024	36	35
3.385%, VAR LIBOR+3.250%, 04/03/2024 (D)	565	550
Charter NEX US Inc., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.250%, 12/01/2027	2,623	2,632
Packaging Coordinators Midco Inc., Term B Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 11/30/2027	1,020	1,022
Pregis TopCo LLC, Incremental Amendment No. 2 Term Loan, 1st Lien
5.000%, VAR LIBOR+4.250%, 07/31/2026 (D)(E)	625	625
Pregis TopCo LLC, Initial Term Loan, 1st Lien
3.863%, VAR LIBOR+3.750%, 07/31/2026 (D)	1,621	1,617
Pretium PKG Holdings Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 11/05/2027	1,967	1,969
Pretium PKG Holdings Inc., Initial Term Loan, 2nd Lien
9.000%, 11/06/2028 (A)(E)	221	224
Tank Holding Corp., 2020 Incremental Term Loan, 1st Lien
5.750%, VAR LIBOR+5.000%, 03/26/2026 (D)	1,833	1,839
Tank Holding Corp., 2020 Refinancing Term Loan, 1st Lien
3.363%, VAR LIBOR+3.250%, 03/26/2026	1,250	1,241
Trident TPI Holdings Inc., Tranche B-1 Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 10/17/2024	1,907	1,901

		17,057

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Ecological Services & Equipment — 0.3%
Cast & Crew Payroll LLC, Initial Term Loan, 1st Lien
3.863%, VAR LIBOR+3.750%, 02/09/2026	$1,500	$1,490
Dispatch Acquisition Holdings LLC, Closing Date Term Loan, 1st Lien
5.000%, 03/27/2028	434	433
Win Waste Innovations Holdings Inc., Initial Term Loan, 1st Lien
3.250%, 03/24/2028	1,230	1,227

		3,150

Electronics/Electrical — 4.8%
Acuris Finance US Inc., Initial Dollar Term Loan, 1st Lien
4.500%, 02/16/2028	416	418
Applied Systems Inc., 2021 Term Loan, 2nd Lien
6.250%, 09/19/2025	1,799	1,812
Apttus Corporation, Initial Term Loan, 1st Lien
5.000%, 05/08/2028	1,340	1,347
Big Ass Fans LLC, Repricing Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 05/21/2024	2,195	2,197
Cardtronics USA Inc., Initial Term Loan, 2nd Lien
5.000%, VAR LIBOR+4.000%, 06/29/2027	1,312	1,311
CommerceHub Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 12/29/2027 (E)	678	681
Delta Topco Inc., Initial Term Loan, 1st Lien
8.000%, VAR LIBOR+7.250%, 12/01/2028	1,675	1,698
ECi Macola/MAX Holding LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 11/09/2027	1,536	1,538
Epicor Software Corporation, Initial Term Loan, 2nd Lien
8.750%, VAR LIBOR+7.750%, 07/31/2028	436	448
Hyland Software Inc., 2018 Refinancing Term Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 07/01/2024	869	870
Hyland Software Inc., 2021 Refinancing Term Loan, 2nd Lien
7.000%, 07/07/2025	1,981	1,989

126	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Idera Inc., Term Loan, 1st Lien
4.500%, 03/02/2028	$2,415	$2,403
Idera Inc., Term Loan, 2nd Lien
7.500%, 03/02/2029	1,060	1,051
Imprivata Inc., Initial Term Loan, 1st Lien
4.250%, 12/01/2027	651	651
Infinite Bidco LLC, Initial Term Loan, 1st Lien
4.250%, 03/02/2028	761	758
Insurity Holdings, Term Loan, 1st Lien
4.113%, VAR LIBOR+4.000%, 07/31/2026 (D)	1,514	1,513
ION Trading Finance Limited, Initial Dollar Term Loan (2021), 1st Lien
4.952%, 04/01/2028 (D)	1,545	1,549
Ivanti Software Inc., First Amendment Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 12/01/2027	838	831
Ivanti Software Inc., Initial Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 12/01/2027 (D)	1,415	1,414
LANDesk Software, Term Loan, 2nd Lien
9.500%, 12/01/2028 (A)	1,130	1,124
MA Financeco LLC, Tranche B-4 Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 06/05/2025	1,148	1,157
McAfee LLC, Term B USD Loan, 1st Lien
5.000%, 05/03/2028 (D)	1,740	1,743
MH Sub I LLC, 2020 June New Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 09/13/2024	1,406	1,409
MH Sub I LLC, 2021 February New Term Loan, 2nd Lien
6.363%, 02/23/2029	550	556
MH Sub I LLC, Amendment No. 2 Initial Term Loan, 1st Lien
3.593%, VAR LIBOR+3.500%, 09/13/2024	764	760
Misys Limited, Dollar Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 06/13/2024	668	659
Mitchell International Inc., Amendment No. 2 New Term Loan Facility, 1st Lien
4.750%, VAR LIBOR+4.250%, 11/29/2024	746	748
Mitchell International Inc., Initial Term Loan, 1st Lien
3.363%, VAR LIBOR+3.250%, 11/29/2024	331	326

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
N-Able LLC, Term Loan B, 1st Lien
0.000%, 04/14/2028 (D)	$787	$784
Netsmart Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 10/01/2027	1,798	1,802
Particle Luxembourg S.a.r.l., Initial Term Loan, 1st Lien
5.750%, 02/18/2027 (A)	1,367	1,367
Redstone HoldCo 2 LP, Initial Term Loan Retired 4/24/2021, 1st Lien
5.500%, 04/27/2028	862	854
Renaissance Holding Corp., Initial Term Loan, 1st Lien
3.363%, VAR LIBOR+3.250%, 05/30/2025	180	178
Renaissance Holding Corp., Initial Term Loan, 2nd Lien
7.113%, VAR LIBOR+7.000%, 05/29/2026	1,003	1,001
Rocket Software, Incremental Term Loan B (USD), 1st Lien
0.000%, 11/28/2025 (D)	383	376
Sabre GLBL Inc., 2020 Other Term B Loan, 2nd Lien
4.750%, VAR LIBOR+4.000%, 12/17/2027	1,204	1,210
Shutterfly Inc., Term Loan B, 1st Lien
7.000%, 09/25/2026 (D)	1,371	1,376
Sophia L.P., Closing Date Term Loan, 1st Lien
3.953%, VAR LIBOR+3.750%, 10/07/2027	2,542	2,548
Sophia L.P., Closing Date Loan, 2nd Lien
9.000%, VAR LIBOR+8.000%, 10/09/2028 (E)	1,000	1,029
ThoughtWorks Inc., Incremental Term Loan, 1st Lien
3.750%, 03/24/2028	1,735	1,730
TIBCO Software Inc., Term B-3 Loan, 1st Lien
3.870%, VAR LIBOR+3.750%, 06/30/2026	723	718

		47,934

Financial Intermediaries — 1.2%
Alchemy Copyrights, LLC, 2020 Term Loan, 1st Lien
3.500%, VAR LIBOR+3.250%, 03/10/2028 (E)	1,327	1,324
Aruba Investments, Term Loan, 1st Lien
4.750%, 11/24/2027 (A)	509	510
Aruba Investments, Term Loan, 2nd Lien
8.500%, 11/24/2028 (A)	1,467	1,470

SEI Institutional Investments Trust / Annual Report / May 31, 2021	127

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
AssuredPartners Inc., 2020 June Incremental Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 02/12/2027	$745	$745
Deerfield Dakota Holdings LLC, Initial Dollar Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 04/09/2027	620	623
Deerfield Dakota Holdings LLC, 2021 Replacement Term Loan, 2nd Lien
7.500%, 04/07/2028 (E)	1,520	1,554
Edelman Financial Engines Center LLC, Initial Term Loan (2021), 1st Lien
4.500%, 04/07/2028	1,735	1,736
HighTower Holding LLC, Initial Term Lona, 1st Lien
4.750%, 04/21/2028	756	758
LS Group Opco Acquisition LLC, Initial Term Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 11/02/2027	1,222	1,222
Quirch Foods Holdings LLC, Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 10/27/2027	1,227	1,233
Valkyr Purchaser LLC, Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 11/05/2027	1,073	1,073

		12,248

Food Service — 0.4%
Froneri International Limited, Second Lien Facility (USD) Retired, 2nd Lien
5.863%, VAR LIBOR+5.750%, 01/31/2028	564	569
IRB Holding Corp., Fourth Amendment Incremental Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 12/15/2027	1,542	1,541
Simply Good Foods USA Inc., 2019 Incremental Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 07/07/2024	2,199	2,207

		4,317

Food/Drug Retailers — 0.0%
EG Group Limited, Additional Term Facility (USD), 1st Lien
4.250%, 03/31/2026 (D)	335	334

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Health Care — 3.6%
Air Methods Corporation, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 04/22/2024	$2,581	$2,547
Alphabet Holding Company Inc., Initial Term Loan, 2nd Lien
7.863%, VAR LIBOR+3.000%, 09/26/2025	423	425
Auris Luxembourg III S.a r.l., Facility B2, 1st Lien
3.863%, VAR LIBOR+3.750%, 02/27/2026	750	740
Capital Vision/MED Delayed Incremental Term Loan B, 1st Lien
7.250%, 08/31/2026 (A)	473	473
CNT Holdings I Corp, Initial Term Loan, 2nd Lien
7.500%, VAR LIBOR+6.750%, 11/06/2028	1,070	1,080
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
3.843%, VAR LIBOR+3.750%, 10/10/2025	2,363	2,012
0.000%, 10/10/2025 (D)	308	245
eResearchTechnology Inc., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 02/04/2027 (D)	2,641	2,654
FC Compassus LLC, Term B-1 Loan, 1st Lien
5.000%, 12/31/2026	888	892
Global Medical Response Inc., 2020 Refinancing Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 10/02/2025	1,236	1,241
Hanger Inc., Term B Loan, 1st Lien
3.613%, VAR LIBOR+3.500%, 03/06/2025	297	297
Jaxx Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 1st
Lien 4.000%, 05/05/2028 (D)	945	949
Maravai Intermediate Holdings LLC, Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.250%, 10/19/2027	1,613	1,616
MED ParentCo LP, Initial Term Loan, 1st Lien
4.363%, VAR LIBOR+4.250%, 08/31/2026	2,032	2,028
Milano Acquisition Corp., Term B Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 10/01/2027	3,115	3,117

128	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
National Mentor Holdings Inc., Initial Term C Loan, 1st Lien
4.500%, 03/02/2028	$42	$42
National Mentor Holdings Inc., Initial Term Loan, 1st Lien
4.500%, 03/02/2028	1,268	1,269
National Mentor Holdings, Inc., Term Loan, 1st Lien
3.500%, 03/02/2028	77	77
Navicure Inc., Initial Term Loan, 1st Lien
4.113%, VAR LIBOR+4.000%, 10/22/2026	1,072	1,070
Option Care Health Inc., Term B Loan, 1st Lien
3.863%, VAR LIBOR+3.750%, 08/06/2026	3,492	3,494
Organon & Co., Dollar Term Commitment Loan, 1st Lien
3.500%, 04/08/2028 (D)	1,500	1,498
PetVet Care Centers LLC, 2021 First Lien Replacement Term Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 02/14/2025	1,969	1,969
Pluto Acquisition I Inc., 2020 Incremental Term Loan, 1st Lien
5.500%, VAR LIBOR+5.000%, 06/22/2026 (E)	702	703
Precision Medicine Group LLC, Amendment No. 1 Refinancing Term Loan, 1st Lien
3.750%, 11/18/2027 (D)	999	995
Radnet Management Inc., Initial Term Loan, 1st Lien
3.750%, 04/23/2028	650	649
Team Health Holdings Inc., Initial Term Loan, 2nd Lien
3.750%, VAR LIBOR+2.750%, 02/06/2024	1,248	1,201
Tecostar Holdings Inc., 2017 Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 05/01/2024	1,154	1,142
WCG Purchaser Corp., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 01/08/2027	1,368	1,374

		35,799

Home Furnishings — 0.2%
Hillman Group Inc., Initial Term Loan, 1st Lien
4.113%, VAR LIBOR+4.000%, 05/30/2025	2,019	2,013

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Industrial Equipment — 1.4%
Alliance Laundry Systems LLC, Initial Term B Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 10/08/2027 (D)	$2,658	$2,663
CPI Holdco LLC, Term B-1 Loan, 1st Lien
4.113%, VAR LIBOR+4.000%, 11/04/2026	1,504	1,506
Hayward Industries Inc., Term Loan, 1st
Lien 2.750%, 05/12/2028 (D)	873	873
Pro Mach Group Inc., Third Amendment Incremental Term Loan, 1st Lien
4.500%, 03/07/2025	1,530	1,529
Restaurant Technologies Inc., Initial Loan, 2nd Lien
6.613%, VAR LIBOR+6.500%, 10/01/2026 (E)	119	118
Star US Bidco LLC, Initial Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 03/17/2027	2,528	2,521
TMK Hawk Parent Corp., Initial Tranche A Loan (Super Senior Priority), Term Loan
8.500%, 05/30/2024 (A)	719	701
TMK Hawk Parent Corp., Initial Tranche B Loan (Super Senior Priority), Term Loan
4.500%, VAR LIBOR+3.500%, 08/28/2024	953	847
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR+3.500%, 03/31/2028	2,945	2,941

		13,699

Insurance — 1.6%
Acrisure LLC, 2020 Term Loan, 1st Lien
3.703%, VAR LIBOR+3.500%, 02/15/2027	2,898	2,868
Alliant Holdings Intermediate LLC, 2020 New Term Loan, 1st Lien
4.250%, 11/05/2027 (D)	755	756
AqGen Ascensus Inc., Seventh Amendment Replacement Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 12/03/2026	542	542
AqGen Ascensus Inc., Term Loan, 1st Lien
0.000%, 05/20/2028 (D)	437	435
AqGen Island Holdings Inc., Term Loan, 2nd Lien
0.000%, 05/18/2029 (D)(E)	1,127	1,116

SEI Institutional Investments Trust / Annual Report / May 31, 2021	129

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Asurion LLC, New B-3 Term Loan, 2nd Lien
5.343%, VAR LIBOR+5.250%, 01/31/2028 (D)	$1,690	$1,708
Asurion LLC, New B-7 Term Loan, 1st Lien
3.113%, VAR LIBOR+3.000%, 11/03/2024	41	41
Asurion LLC, New B-8 Term Loan, 1st Lien
3.343%, VAR LIBOR+3.250%, 12/23/2026	708	705
Asurion LLC, New B-9 Term Loan, 1st Lien
3.363%, VAR LIBOR+3.250%, 07/31/2027	1,035	1,030
Cross Financial Corp., Term B-1 Loan, 1st Lien
4.750%, 09/15/2027	1,430	1,430
Hyperion Insurance Group, Term Loan B, 1st Lien
0.000%, 11/12/2027 (D)	1,006	1,004
NFP Corp., Closing Date Term Loan, 1st Lien
3.363%, 02/15/2027 (D)	778	767
OneDigital Borrower LLC, Delayed Draw Term Loan, 1st Lien
5.250%, 11/16/2027 (A)	123	123
OneDigital Borrower LLC, Initial Term Loan, 1st Lien
5.250%, VAR LIBOR+4.500%, 11/16/2027	1,920	1,932
USI Inc., 2021 New Term Loan, 1st Lien
3.453%, VAR LIBOR+3.250%, 12/02/2026	1,729	1,714

		16,171

Leisure Goods/Activities/Movies — 1.3%
Alterra Mountain Company, Additional Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 08/01/2026	1,406	1,409
Enterprise Development Authority, Term B Loan, 1st Lien
5.000%, 02/28/2028 (E)	2,136	2,139
Equinox Holdings Inc., Incremental Term B-1 Loan, 1st Lien
4.000%, 03/08/2024 (A)	2,523	2,404
Equinox Holdings Inc., Term B-2 Loan, 1st Lien
10.000%, VAR LIBOR+9.000%, 03/08/2024	759	759
Hoya Midco LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 06/30/2024	1,906	1,893

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Life Time Inc., 2021 Refinancing Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 12/16/2024	$1,724	$1,728
MSG National Properties LLC, Term Loan, 1st Lien
7.000%, 12/31/2049 (E)	569	583
UFC Holdings LLC, Term B-3 Loan, 1st Lien
3.750%, VAR LIBOR+3.000%, 04/29/2026	584	583
United PF Holdings LLC, Initial Term Loan, 1st Lien
4.203%, VAR LIBOR+4.000%, 12/30/2026	1,252	1,215

		12,713

Oil & Gas — 0.3%
CQP Holdco LP, Initial Term Loan, 1st Lien
4.250%, 05/26/2027 (D)(E)	1,786	1,777
Woodford Express LLC, Term Loan B, 1st Lien
6.000%, VAR LIBOR+5.000%, 01/27/2025	1,450	1,395

		3,172

Publishing — 0.1%
Cambium Learning Group Inc., Initial Term Loan, 1st Lien
5.250%, 12/18/2025	633	636
Clear Channel Outdoor Holdings Inc., Term B Loan, 1st Lien
3.686%, VAR LIBOR+3.500%, 08/21/2026	820	793
3.647%, VAR LIBOR+3.500%, 08/21/2026	2	2

		1,431

Retailers (Except Food & Drug) — 0.9%
Bass Pro Group LLC, Term Loan B, 1st Lien
5.000%, 03/06/2028	2,684	2,703
LBM Acquisition LLC, Delayed Term Loan, 1st Lien
3.750%, 12/17/2027 (D)	253	252
LBM Acquisition LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 12/17/2027	1,137	1,135
Learning Care Group (US) No. 2 Inc., 2020 Incremental Term Loan, 1st Lien
9.500%, VAR LIBOR+8.500%, 03/13/2025	521	522

130	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Learning Care Group (US) No. 2 Inc., Initial Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 03/13/2025	$2,291	$2,252
Mister Car Wash Holdings Inc., Initial Term Loan, 1st Lien
3.343%, VAR LIBOR+3.250%, 05/14/2026 (D)	314	309
New Trojan Parent Inc., Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+3.750%, 01/06/2028	709	707
New Trojan Parent Inc., Term Loan, 2nd Lien
7.750%, 01/05/2029	593	589

		8,469

Surface Transport — 0.2%
FCG Acquisitions Inc., Initial Term Loan, 1st Lien
4.250%, 03/31/2028	1,306	1,305
FCG Acquisitions Inc., Initial Term Loan, 2nd Lien
4.250%, 03/30/2029 (E)	780	784

		2,089

Telecommunications — 1.2%
Castle US Holdings Corporation, Incremental Term B Loan, 1st Lien
0.000%, 01/31/2027 (D)	915	906
Consolidated Communications Inc., Term B-1 Loan, 1st Lien
4.250%, 10/02/2027 (D)	1,064	1,064
DEI Sales Inc., Initial Term Loan, 1st Lien
6.250%, 04/28/2028 (E)	1,080	1,064
Greeneden U.S. Holdings I LLC, Initial Dollar Term Loan (2020), 1st Lien
4.750%, VAR LIBOR+4.000%, 12/01/2027	2,597	2,601
Intelsat Jackson Holdings S.A., DIP Facility, 1st Lien
6.500%, VAR LIBOR+5.500%, 07/13/2022	235	236
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, 1st Lien
8.000%, VAR Prime Rate by Country+4.750%, 11/27/2023	1,953	1,982
Intelsat Jackson Holdings S.A., Tranche B-4 Term Loan, 1st Lien
8.750%, VAR Prime Rate by Country+5.500%, 01/02/2024	355	361
Lumos Networks, Term Loan B, 1st Lien
5.000%, VAR LIBOR+4.000%, 11/17/2024	370	370

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
ProQuest, Term Loan, 1st Lien
3.363%, 10/23/2026	$893	$893
Sorenson Communications LLC, 2021 Term Loan, 1st Lien
6.250%, 03/17/2026	731	735
Zayo Group Holdings Inc., Initial Dollar Term Loan, 1st Lien
3.093%, VAR LIBOR+3.000%, 03/09/2027	2,058	2,042

		12,254

Utilities — 0.1%
Astoria Energy LLC, Term B Advance (2020), 1st Lien
4.500%, VAR LIBOR+3.500%, 12/10/2027	900	900

Total Loan Participations (Cost $262,470) ($ Thousands)		264,669

ASSET-BACKED SECURITIES — 23.2%

Automotive — 3.5%
Ally Auto Receivables Trust, Ser 2019-4, CI A3
1.840%, 06/17/2024	1,042	1,051
American Credit Acceptance Receivables Trust, Ser 2018-2, CI D
4.070%, 07/10/2024 (B)	211	215
American Credit Acceptance Receivables Trust, Ser 2020-1, CI A
1.890%, 04/13/2023 (B)	19	19
American Credit Acceptance Receivables Trust, Ser 2020-3, CI A
0.620%, 10/13/2023 (B)	97	97
American Credit Acceptance Receivables Trust, Ser 2020-4, CI A
0.530%, 03/13/2024 (B)	193	193
American Credit Acceptance Receivables Trust, Ser 2021-1, CI A
0.350%, 05/13/2024 (B)	290	290
American Credit Acceptance Receivables Trust, Ser 2021-1, CI B
0.610%, 03/13/2025 (B)	890	890
American Credit Acceptance Receivables Trust, Ser 2021-2, CI A
0.370%, 10/15/2024 (B)	215	215
American Credit Acceptance Receivables Trust, Ser 2021-2, CI B
0.680%, 05/13/2025 (B)	120	120

SEI Institutional Investments Trust / Annual Report / May 31, 2021	131

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust,
Ser 2020-2, CI A2A 0.600%, 12/18/2023	$103	$103
AmeriCredit Automobile Receivables Trust, Ser 2020-2, CI C
1.480%, 02/18/2026	550	560
AmeriCredit Automobile Receivables Trust, Ser 2020-3, CI C
1.060%, 08/18/2026	300	303
ARI Fleet Lease Trust, Ser 2020-A, Cl A2
1.770%, 08/15/2028 (B)	100	101
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/2030 (B)	100	100
Arivo Acceptance Auto Loan Receivables
Trust, Ser 2021-1A, CI A 1.190%, 01/15/2027 (B)	1,030	1,033
Avid Automobile Receivables Trust,
Ser 2019-1, CI A 2.620%, 02/15/2024 (B)	451	454
Avis Budget Rental Car Funding AESOP LLC,
Ser 2019-1A, CI A 3.450%, 03/20/2023 (B)	2,000	2,038
Canadian Pacer Auto Receivables Trust,
Ser 2020-1A, CI A2A 1.770%, 11/21/2022 (B)	124	124
CarMax Auto Owner Trust, Ser 2018-2, Cl A3
2.980%, 01/17/2023	852	857
CarMax Auto Owner Trust, Ser 2020-4, CI A3
0.500%, 08/15/2025	1,000	1,004
Carvana Auto Receivables Trust, Ser 2021-N1 CI A
0.700%, 01/10/2028	349	349
Carvana Auto Receivables Trust, Ser 2021-N2 CI B
0.750%, 03/10/2028	135	135
Carvana Auto Receivables Trust, Ser 2021-P1 CI A2
0.280%, 03/11/2024	290	290
Chesapeake Funding II LLC, Ser 2019-1A, CI A1
2.940%, 04/15/2031 (B)	292	296
Chesapeake Funding II LLC, Ser 2019-2A, CI A1
1.950%, 09/15/2031 (B)	346	350
Chesapeake Funding II LLC, Ser 2021-1A,
0.331%, VAR ICE LIBOR USD 1 Month+0.230%, 04/15/2033 (B)	194	194
CPS Auto Receivables Trust, Ser 2020-A,
2.090%, 05/15/2023 (B)	33	33

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust, Ser 2020-C, CI A
0.630%, 03/15/2024 (B)	$134	$135
CPS Auto Receivables Trust, Ser 2021-A, Cl A
0.350%, 01/16/2024 (B)	140	140
CPS Auto Receivables Trust, Ser 2021-A, Cl B
0.610%, 02/18/2025 (B)	255	256
CPS Auto Receivables Trust, Ser 2021-B, Cl A
0.370%, 03/17/2025 (B)	202	202
CPS Auto Receivables Trust, Ser 2021-B, CI B
0.810%, 12/15/2025 (B)	330	330
Credit Acceptance Auto Loan Trust, Ser 2018-3A, CI A
3.550%, 08/15/2027 (B)	3	3
Credit Acceptance Auto Loan Trust, Ser 2019-1A, CI A
3.330%, 02/15/2028 (B)	153	154
Credit Acceptance Auto Loan Trust, Ser 2019-3A, CI A
2.380%, 11/15/2028 (B)	450	460
Credit Acceptance Auto Loan Trust, Ser 2020-1A, CI A
2.010%, 02/15/2029 (B)	600	611
Credit Acceptance Auto Loan Trust, Ser 2021-3A, CI A
1.000%, 05/15/2030 (B)	250	251
Donlen Fleet Lease Funding 2 LLC, Ser 2021-2, CI A2
0.560%, 12/11/2034 (B)	295	295
Drive Auto Receivables Trust, Ser 2018-2, CI D
4.140%, 08/15/2024	160	163
Drive Auto Receivables Trust, Ser 2020-1, CI A3
2.020%, 11/15/2023	120	121
Drive Auto Receivables Trust, Ser 2020-2, CI A2A
0.850%, 07/17/2023	29	29
Drive Auto Receivables Trust, Ser 2021-1, CI A2
0.360%, 12/15/2023	345	345
Drive Auto Receivables Trust, Ser 2021-1, CI B
0.650%, 07/15/2025	110	110
DT Auto Owner Trust, Ser 2019-4A, Cl B
2.360%, 01/16/2024 (B)	225	227
DT Auto Owner Trust, Ser 2020-1A, Cl A
1.940%, 09/15/2023 (B)	40	40
DT Auto Owner Trust, Ser 2020-3A, Cl A
0.540%, 04/15/2024 (B)	318	318
DT Auto Owner Trust, Ser 2021-1A, Cl A
0.350%, 01/15/2025 (B)	240	240

132	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust, Ser 2021-1A, Cl B
0.620%, 09/15/2025 (B)	$160	$160
DT Auto Owner Trust, Ser 2021-2A, Cl A
0.410%, 03/17/2025 (B)	218	218
DT Auto Owner Trust, Ser 2021-2A, Cl B
0.810%, 01/15/2027 (B)	155	155
Enterprise Fleet Financing LLC, Ser 2019-3, CI A2
2.060%, 05/20/2025 (B)	303	308
Enterprise Fleet Financing LLC, Ser 2020-1, CI A2
1.780%, 12/22/2025 (B)	199	202
Enterprise Fleet Financing LLC, Ser 2020-2, CI A1
0.240%, 10/20/2021 (B)	16	16
Enterprise Fleet Funding LLC, Ser 2021-1, CI A1
0.168%, 03/21/2022 (B)	129	129
Exeter Automobile Receivables Trust, Ser 2018-3A, CI D
4.350%, 06/17/2024 (B)	225	232
Exeter Automobile Receivables Trust, Ser 2020-1A, CI A
2.050%, 06/15/2023 (B)	8	8
Exeter Automobile Receivables Trust, Ser 2020-3A, CI A2
0.460%, 10/17/2022	77	77
Exeter Automobile Receivables Trust, Ser 2021-1A, CI A3
0.340%, 03/15/2024	245	245
Exeter Automobile Receivables Trust, Ser 2021-1A, CI B
0.500%, 02/18/2025	450	451
Exeter Automobile Receivables Trust, Ser 2021-2A, CI B
0.570%, 09/15/2025	275	275
First Investors Auto Owner Trust, Ser 2021-1A, CI A
0.450%, 03/16/2026 (B)	234	235
First Investors Auto Owner Trust, Ser 2021-1A, CI C
1.170%, 03/15/2027 (B)	610	611
Flagship Credit Auto Trust, Ser 2019-1, Cl A
3.110%, 08/15/2023 (B)	45	45
Flagship Credit Auto Trust, Ser 2019-2, Cl A
2.830%, 10/16/2023 (B)	115	116
Flagship Credit Auto Trust, Ser 2019-3, Cl A
2.330%, 02/15/2024 (B)	130	131
Flagship Credit Auto Trust, Ser 2020-1, CI A
1.900%, 08/15/2024 (B)	145	146
Flagship Credit Auto Trust, Ser 2020-3, Cl A
0.700%, 04/15/2025 (B)	64	65

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Flagship Credit Auto Trust, Ser 2020-4, Cl A
0.530%, 04/15/2025 (B)	$406	$407
Flagship Credit Auto Trust, Ser 2021-1, Cl A
0.310%, 06/16/2025 (B)	349	349
Flagship Credit Auto Trust, Ser 2021-2, Cl A
0.370%, 12/15/2026 (B)	460	460
Flagship Credit Auto Trust, Ser 2021-2, Cl B
0.930%, 06/15/2027 (B)	215	215
Ford Credit Auto Lease Trust, Ser 2019-A, CI A4
2.980%, 06/15/2022	120	121
Ford Credit Auto Lease Trust, Ser 2020-A, CI A2
1.800%, 07/15/2022	45	45
Ford Credit Auto Owner Trust, Ser 2017-2, CI A
2.360%, 03/15/2029 (B)	450	463
Foursight Capital Automobile Receivables Trust, Ser 2020-1, CI A2
1.970%, 09/15/2023 (B)	69	69
Foursight Capital Automobile Receivables Trust, Ser 2021-1, CI A2
0.400%, 08/15/2024 (B)	415	415
GLS Auto Receivables Issuer Trust, Ser 2019-3A, CI A
2.580%, 07/17/2023 (B)	46	46
GLS Auto Receivables Issuer Trust, Ser 2019-4A, CI A
2.470%, 11/15/2023 (B)	63	63
GLS Auto Receivables Issuer Trust, Ser 2020-1A, CI A
2.170%, 02/15/2024 (B)	95	96
GLS Auto Receivables Issuer Trust, Ser 2020-3A, CI A
0.690%, 10/16/2023 (B)	67	67
GLS Auto Receivables Issuer Trust, Ser 2020-4A, CI A
0.520%, 02/15/2024 (B)	213	213
GLS Auto Receivables Issuer Trust, Ser 2021-1A, CI B
0.820%, 04/15/2025 (B)	365	366
GM Financial Automobile Leasing Trust, Ser 2020-2, CI A2A
0.710%, 10/20/2022	87	87
GM Financial Leasing Trust, Ser 2021-1, CI A2
0.170%, 04/20/2023	275	275
Honda Auto Receivables Owner Trust, Ser 2020-2,CI A2
0.740%, 11/15/2022	37	37
Honda Auto Receivables Owner Trust, Ser 2020-2, CI A3
0.820%, 07/15/2024	2,000	2,015

SEI Institutional Investments Trust / Annual Report / May 31, 2021	133

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hyundai Auto Lease Securitization Trust, Ser 2021-A, CI A2
0.250%, 04/17/2023 (B)	$295	$295
Mercedes-Benz Auto Lease Trust, Ser 2020-A, CI A2
1.820%, 03/15/2022	14	14
Nissan Auto Receivables Owner Trust, Ser 2019-C, CI A3
1.930%, 07/15/2024	318	323
Prestige Auto Receivables Trust, Ser 2020-1A, CI A2
0.520%, 02/15/2024 (B)	347	347
Santander Consumer Auto Receivables Trust, Ser 2020-AA, CI A
1.370%, 10/15/2024 (B)	172	173
Santander Consumer Auto Receivables Trust, Ser 2021-AA, CI A2
0.230%, 11/15/2023 (B)	240	240
Santander Drive Auto Receivables Trust, Ser 2020-2, CI A2A
0.620%, 05/15/2023	60	60
Santander Drive Auto Receivables Trust, Ser 2020-2, CI C
1.460%, 09/15/2025	1,075	1,090
Santander Drive Auto Receivables Trust, Ser 2020-3, CI A2
0.460%, 09/15/2023	102	102
Santander Drive Auto Receivables Trust, Ser 2020-4, CI C
1.010%, 01/15/2026	215	217
Santander Drive Auto Receivables Trust, Ser 2021-1, CI A2
0.290%, 11/15/2023	473	473
Santander Drive Auto Receivables Trust, Ser 2021-2, CI B
0.590%, 09/15/2025	130	130
Securitized Term Auto Receivables Trust, Ser 2019-1A, CI A3
2.986%, 02/27/2023 (B)	257	260
Securitized Term Auto Receivables Trust, Ser 2019-CRTA, CI D
4.572%, 03/25/2026 (B)	579	595
Tesla Auto Lease Trust, Ser 2020-A, Cl A2
0.550%, 05/22/2023 (B)	82	82
Tesla Auto Lease Trust, Ser 2020-A, Cl B
1.180%, 01/22/2024 (B)	1,000	1,011
Tidewater Auto Receivables Trust, Ser 2020-AA, CI C
1.910%, 09/15/2026 (B)	2,000	2,038
Toyota Auto Receivables Owner Trust, Ser 2017-C, CI A4
1.980%, 12/15/2022	86	86

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
United Auto Credit Securitization Trust, Ser 2020-1, CI A
0.850%, 05/10/2022 (B)	$10	$10
United Auto Credit Securitization Trust, Ser 2021-1, CI B
0.680%, 03/11/2024 (B)	550	550
Westlake Automobile Receivables Trust, Ser 2019-2A, CI C
2.840%, 07/15/2024 (B)	390	396
Westlake Automobile Receivables Trust, Ser 2020-2A, CI A2A
0.930%, 02/15/2024 (B)	360	361
Westlake Automobile Receivables Trust, Ser 2021-1A, CI B
0.640%, 03/16/2026 (B)	230	231
Wheels SPV 2 LLC, Ser 2020-1A, CI A2
0.510%, 08/20/2029 (B)	200	200
World Omni Auto Receivables Trust, Ser 2021-A, CI A2
0.170%, 02/15/2024	180	180
World Omni Automobile Lease Securitization Trust, Ser 2020-B, Cl A2
0.320%, 09/15/2023	105	105

		35,047

Credit Cards — 0.3%
Discover Card Execution Note Trust, Ser 2017-A5, CI A5
0.701%, VAR ICE LIBOR USD 1 Month+0.600%, 12/15/2026	2,645	2,682
Mercury Financial Credit Card Master Trust, Ser 2021-1A, CI A
1.540%, 03/20/2026 (B)	355	356

		3,038

Mortgage Related Securities — 1.2%
ABFC Trust, Ser 2005-OPT1, CI M1
0.782%, VAR ICE LIBOR USD 1 Month+0.690%, 07/25/2035	445	445
Accredited Mortgage Loan Trust, Ser 2004-4, CI A1A
0.772%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	27	27
ACE Securities Home Equity Loan Trust, Ser 2005-SD1, CI M2
1.967%, VAR ICE LIBOR USD 1 Month+1.875%, 11/25/2050	1,383	1,391
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, CI M1
0.992%, VAR ICE LIBOR USD 1 Month+0.900%, 09/25/2034	1,324	1,325

134	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Bravo Mortgage Asset Trust, Ser 2006-1A, CI A2
0.332%, VAR ICE LIBOR USD 1 Month+0.240%, 07/25/2036 (B)	$118	$118
GMACM Home Equity Loan Trust, Ser 2007-HE2, CI A2
6.054%, 12/25/2037 (A)	470	483
GMACM Home Equity Loan Trust, Ser 2007-HE2, CI A3
6.193%, 12/25/2037 (A)	175	180
Home Equity Asset Trust, Ser 2005-7, Cl M1
0.767%, VAR ICE LIBOR USD 1 Month+0.675%, 01/25/2036	922	921
Irwin Home Equity Loan Trust, Ser 2006-1, CI 2A3
6.270%, 09/25/2035 (B)	783	812
Master Asset-Backed Securities Trust, Ser 2006-NC3, CI A3
0.192%, VAR ICE LIBOR USD 1 Month+0.100%, 10/25/2036	2,181	1,413
Morgan Stanley Capital I Trust, Ser 2004-HE7, CI M1
0.992%, VAR ICE LIBOR USD 1 Month+0.900%, 08/25/2034	1,973	1,959
Morgan Stanley Capital I Trust, Ser 2005-HE2, CI M1
0.692%, VAR ICE LIBOR USD 1 Month+0.600%, 01/25/2035	576	576
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-AM3, CI M1
1.517%, VAR ICE LIBOR USD 1 Month+1.425%, 02/25/2033	1	1
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-HE2, CI A1
0.952%, VAR ICE LIBOR USD 1 Month+0.860%, 08/25/2032 (B)	1,243	1,242
NovaStar Mortgage Funding Trust, Ser 2004-4, Cl M5
1.817%, VAR ICE LIBOR USD 1 Month+1.725%, 03/25/2035	506	508

		11,401

Other Asset-Backed Securities — 18.2%
321 Henderson Receivables I LLC, Ser 2007-1A, CI 1A
0.301%, VAR ICE LIBOR USD 1 Month+0.200%, 03/15/2042 (B)	1,754	1,693
ACIS CLO, Ser 2014-4A, CI D
3.276%, VAR ICE LIBOR USD 3 Month+3.100%, 05/01/2026 (B)	500	503
Affirm Asset Securitization Trust, Ser 2020-Z1, CI A
3.460%, 10/15/2024 (B)	72	73

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Affirm Asset Securitization Trust, Ser 2020-Z2, CI A
1.900%, 01/15/2025 (B)	$189	$190
Affirm Asset Securitization Trust, Ser 2021-A, CI A
0.880%, 08/15/2025 (B)	100	100
Affirm Asset Securitization Trust, Ser 2021-Z1, CI A
1.070%, 08/15/2025 (B)	330	330
AGL CLO 12, Ser 2021-12A, CI B
1.730%, 07/20/2034 (A)(B)	837	837
Allegro CLO II-S, Ser 2018-1RA, CI A1
1.266%, VAR ICE LIBOR USD 3 Month+1.080%, 10/21/2028 (B)	638	638
Ameriquest Mortgage Securities Pass-Through Certificates, Ser 2004-R2, CI A1A
0.782%, VAR ICE LIBOR USD 1 Month+0.690%, 04/25/2034	95	95
Ameriquest Mortgage Securities Pass-Through Certificates, Ser 2004-R3, Cl M1
0.872%, VAR ICE LIBOR USD 1 Month+0.780%, 05/25/2034	192	192
Amur Equipment Finance Receivables IX LLC, Ser 2021-1A, CI A2
0.750%, 11/20/2026 (B)	315	315
Amur Equipment Finance Receivables VII LLC, Ser 2019-1A, CI B
2.800%, 03/20/2025 (B)	1,500	1,546
Anchorage Capital CLO, Ser 2018-5RA, Cl A
1.174%, VAR ICE LIBOR USD 3 Month+0.990%, 01/15/2030 (B)	1,850	1,849
Apidos CLO XII, Ser 2018-12A, CI AR
1.264%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (B)	725	725
Ares XLIII CLO, Ser 2017-43A, CI D
3.924%, VAR ICE LIBOR USD 3 Month+3.740%, 10/15/2029 (B)	700	705
ASSURANT CLO I, Ser 2017-1A, CI A
1.438%, VAR ICE LIBOR USD 3 Month+1.250%, 10/20/2029 (B)	2,000	1,999
Avant Loans Funding Trust, Ser 2021-REV1, CI A
1.210%, 07/15/2030 (B)	195	195
Avery Point IV CLO, Ser 2014-1A, CI D
3.676%, VAR ICE LIBOR USD 3 Month+3.500%, 04/25/2026 (B)	800	799
Avery Point IV CLO, Ser 2017-1A, CI CR
2.526%, VAR ICE LIBOR USD 3 Month+2.350%, 04/25/2026 (B)	2,000	2,005
Avery Point VII CLO, Ser 2019-7A, CI DR
3.784%, VAR ICE LIBOR USD 3 Month+3.600%, 01/15/2028 (B)	500	504

SEI Institutional Investments Trust / Annual Report / May 31, 2021	135

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Barings CLO, Ser 2017-IA, CI AR
0.988%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (B)	$3,569	$3,570
Bayview Opportunity Master Fund IVa Trust, Ser 2017-RT1, CI A1
3.000%, 03/28/2057 (A)(B)	1,187	1,206
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, CI A
3.500%, 10/28/2057 (A)(B)	418	422
Bear Stearns Asset Backed Securities Trust, Ser 2005-SD2, CI 2M2
1.592%, VAR ICE LIBOR USD 1 Month+1.500%, 12/25/2044	1,396	1,393
Black Diamond CLO, Ser 2017-1A, CI A1A
1.466%, VAR ICE LIBOR USD 3 Month+1.290%, 04/24/2029 (B)	2,000	1,999
BlueMountain CLO, Ser 2017-2A, CI A1R
1.364%, VAR ICE LIBOR USD 3 Month+1.180%, 10/22/2030 (B)	907	908
BlueMountain CLO, Ser 2018-2A, Cl A
1.266%, VAR ICE LIBOR USD 3 Month+1.110%, 08/15/2031 (B)	3,455	3,461
BRE Grand Islander Timeshare Issuer LLC, Ser 2019-A, CI A
3.280%, 09/26/2033 (B)	1,197	1,256
Carlyle Global Market Strategies CLO, Ser 2018-1A, CI A1R2
1.160%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (B)	648	648
Carlyle Global Market Strategies CLO, Ser 2021-1A, CI AR3
0.690%, VAR ICE LIBOR USD 3 Month+0.980%, 07/20/2031 (B)	310	310
CCG Receivables Trust, Ser 2021-1, Cl A2
0.300%, 06/14/2027 (B)	100	100
CIFC Funding, Ser 2018-3A, CI AR
1.060%, VAR ICE LIBOR USD 3 Month+0.870%, 04/19/2029 (B)	860	859
Citigroup Mortgage Loan Trust, Ser 2007-WFH4, CI A2C
1.392%, VAR ICE LIBOR USD 1 Month+1.300%, 07/25/2037	417	418
CNH Equipment Trust, Ser 2020-A, CI A2
1.080%, 07/17/2023	34	34
CNH Equipment Trust, Ser 2021-A, Cl A2
0.230%, 03/15/2024	210	210
Columbia Cent CLO, Ser 2018-27A, CI A1
1.326%, VAR ICE LIBOR USD 3 Month+1.150%, 10/25/2028 (B)	592	592
Conn’s Receivables Funding LLC, Ser 2020-A, CI A
1.710%, 06/16/2025 (B)	75	75

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Consumer Loan Underlying Bond CLUB Credit Trust, Ser 2020-P1, CI A
2.260%, 03/15/2028 (B)	$119	$119
CoreVest American Finance Trust, Ser 2018-1, CI A
3.804%, 06/15/2051 (B)	1,708	1,783
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB7, Cl M1
0.707%, VAR ICE LIBOR USD 1 Month+0.615%, 11/25/2035	1,237	1,235
Crossroads Asset Trust, Ser 2021-A, Cl A1
0.374%, 12/20/2021 (B)	239	239
Crossroads Asset Trust, Ser 2021-A, Cl A2
0.820%, 03/20/2024 (B)	230	230
CWABS Revolving Home Equity Loan Trust, Ser 2004-I, CI A
0.391%, VAR ICE LIBOR USD 1 Month+0.290%, 02/15/2034	1,224	1,217
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Ser 2006-RES, CI 4L1A
0.381%, VAR ICE LIBOR USD 1 Month+0.280%, 02/15/2034 (B)	416	413
CWHEQ Revolving Home Equity Loan Trust, Ser 2006-I, CI 2A
0.241%, VAR ICE LIBOR USD 1 Month+0.140%, 01/15/2037	1,216	1,173
DB Master Finance LLC, Ser 2019-1A, Cl A2I
3.787%, 05/20/2049 (B)	118	120
Dell Equipment Finance Trust, Ser 2021-1, CI A2
0.330%, 05/22/2026 (B)	395	396
Denali Capital CLO XI, Ser 2018-1A, Cl A2RR
1.838%, VAR ICE LIBOR USD 3 Month+1.650%, 10/20/2028 (B)	1,000	999
Dryden 49 Senior Loan Fund, Ser 2021-49A, CI AR
1.140%, VAR ICE LIBOR USD 3 Month+0.950%, 07/18/2030 (B)	656	656
ECMC Group Student Loan Trust, Ser 2020-3A, CI A1B
1.092%, VAR ICE LIBOR USD 1 Month+1.000%, 01/27/2070 (B)	948	958
Educational Funding of the South, Ser 2011-1, CI A2
0.826%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	203	203
Elara HGV Timeshare Issuer, Ser 2017-A, CI A
2.690%, 03/25/2030 (B)	646	666

136	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Encore Credit Receivables Trust, Ser 2005-3, CI M3
0.857%, VAR ICE LIBOR USD 1 Month+0.765%, 10/25/2035	$996	$996
FCI Funding LLC, Ser 2021-1A, CI A
1.130%, 04/15/2033 (B)	131	131
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (B)	2,455	2,453
Flatiron CLO, Ser 2017-1A, Cl AR
1.074%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2027 (B)	602	602
Gallatin CLO IX, Ser 2018-1A, CI D1
3.286%, VAR ICE LIBOR USD 3 Month+3.100%, 01/21/2028 (B)	700	699
Gallatin CLO VIII, Ser 2017-1A, CI B
1.834%, VAR ICE LIBOR USD 3 Month+1.650%, 07/15/2027 (B)	1,500	1,500
GreatAmerica Leasing Receivables Funding LLC, Ser 2020-1, CI A2
1.760%, 06/15/2022 (B)	187	187
GreatAmerica Leasing Receivables Funding LLC, Ser 2021-1, CI A2
0.270%, 06/15/2023 (B)	515	515
Greenpoint Manufactured Housing, Ser 1999-5, CI M1A
8.300%, 10/15/2026 (A)	136	138
GSAMP Trust, Ser 2005-HE6, CI M1
0.752%, VAR ICE LIBOR USD 1 Month+0.660%, 11/25/2035	5	5
GSAMP Trust, Ser 2005-SEA2, CI B1
1.967%, VAR ICE LIBOR USD 1 Month+1.875%, 01/25/2045 (B)	1,442	1,446
Home Partners of America Trust, Ser 2017-1, CI A
0.918%, VAR ICE LIBOR USD 1 Month+0.817%, 07/17/2034 (B)	3,516	3,520
Home Partners of America Trust, Ser 2017-1, CI B
1.451%, VAR ICE LIBOR USD 1 Month+1.350%, 07/17/2034 (B)	2,250	2,252
Home Partners of America Trust, Ser 2018-1, CI A
1.001%, VAR ICE LIBOR USD 1 Month+0.900%, 07/17/2037 (B)	1,286	1,289
HPEFS Equipment Trust, Ser 2020-1A, Cl A2
1.730%, 02/20/2030 (B)	98	98
HPEFS Equipment Trust, Ser 2020-2A, Cl A2
0.650%, 07/22/2030 (B)	553	554
HPEFS Equipment Trust, Ser 2021-1A, Cl A2
0.270%, 03/20/2031 (B)	185	185
Invitation Homes Trust, Ser 2017-SFR2, Cl A
0.951%, VAR ICE LIBOR USD 1 Month+0.850%, 12/17/2036 (B)	1,123	1,125

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Invitation Homes Trust, Ser 2017-SFR2, Cl B
1.251%, VAR ICE LIBOR USD 1 Month+1.150%, 12/17/2036 (B)	$1,750	$1,750
Invitation Homes Trust, Ser 2018-SFR1, Cl A
0.801%, VAR ICE LIBOR USD 1 Month+0.700%, 03/17/2037 (B)	1,725	1,726
Invitation Homes Trust, Ser 2018-SFR1, Cl C
1.351%, VAR ICE LIBOR USD 1 Month+1.250%, 03/17/2037 (B)	2,200	2,204
Invitation Homes Trust, Ser 2018-SFR3, Cl A
1.101%, VAR ICE LIBOR USD 1 Month+1.000%, 07/17/2037 (B)	2,984	2,987
Invitation Homes Trust, Ser 2018-SFR3, Cl C
1.401%, VAR ICE LIBOR USD 1 Month+1.300%, 07/17/2037 (B)	2,000	2,001
Invitation Homes Trust, Ser 2018-SFR4, Cl A
1.201%, VAR ICE LIBOR USD 1 Month+1.100%, 01/17/2038 (B)	683	687
Invitation Homes Trust, Ser 2018-SFR4, Cl C
1.501%, VAR ICE LIBOR USD 1 Month+1.400%, 01/17/2038 (B)	2,000	2,001
Iowa State Student Loan Liquidity, Ser 2011-1, CI A
1.451%, VAR ICE LIBOR USD 3 Month+1.250%, 06/25/2042	345	351
John Deere Owner Trust, Ser 2021-A, Cl A2
0.200%, 12/15/2023	200	200
Kentucky Higher Education Student Loan, Ser 2020-1, CI A1B
1.156%, VAR ICE LIBOR USD 1 Month+1.050%, 11/25/2050	1,923	1,948
Kentucky Higher Education Student Loan, Ser 2021-1, CI A1B
0.912%, VAR ICE LIBOR USD 1 Month+0.780%, 03/25/2051	2,991	3,004
Keycorp Student Loan Trust, Ser 2000-B, CI A2
0.486%, VAR ICE LIBOR USD 3 Month+0.310%, 07/25/2029	1,001	998
KKR CLO, Ser 2018-21, CI A
1.184%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (B)	580	580
Kubota Credit Owner Trust, Ser 2020-2A, CI A2
0.410%, 06/15/2023 (B)	136	136
LCM XXIV, Ser 2021-24A, CI AR
1.168%, VAR ICE LIBOR USD 3 Month+0.980%, 03/20/2030 (B)	280	280
LCM XXV, Ser 2017-25A, CI A
1.398%, VAR ICE LIBOR USD 3 Month+1.210%, 07/20/2030 (B)	3,828	3,828

SEI Institutional Investments Trust / Annual Report / May 31, 2021	137

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Long Beach Mortgage Loan Trust, Ser 2004-1, CI M2
0.917%, VAR ICE LIBOR USD 1 Month+0.825%, 02/25/2034	$1,446	$1,445
Madison Park Funding XVII, Ser 2021-17A, CI AR2
1.186%, VAR ICE LIBOR USD 3 Month+1.000%, 07/21/2030 (B)	250	250
Madison Park Funding XXVI, Ser 2017-26A, CI AR
1.377%, VAR ICE LIBOR USD 3 Month+1.200%, 07/29/2030 (B)	820	820
Madison Park Funding XXX, Ser 2018-30A, CI A
0.934%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (B)	1,000	1,000
Magnetite VIII, Ser 2018-8A. CI AR2
1.164%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (B)	780	781
Magnetite XVIII, Ser 2018-18A, CI BR
1.656%, VAR ICE LIBOR USD 3 Month+1.500%, 11/15/2028 (B)	1,000	1,001
Marlette Funding Trust, Ser 2019-1A, Cl A
3.440%, 04/16/2029 (B)	21	21
Marlette Funding Trust, Ser 2019-2A, Cl A
3.130%, 07/16/2029 (B)	45	46
Marlette Funding Trust, Ser 2020-1A, Cl A
2.240%, 03/15/2030 (B)	305	306
Marlette Funding Trust, Ser 2020-2A, Cl A
1.020%, 09/16/2030 (B)	63	63
Marlette Funding Trust, Ser 2021-1A, Cl A
0.600%, 06/16/2031 (B)	115	115
MelTel Land Funding LLC, Ser 2019-1A, Cl C
6.070%, 04/15/2049 (B)	500	527
MetLife Securitization Trust, Ser 2017-1A, CI A
3.000%, 04/25/2055 (A)(B)	211	215
Mid-State Capital Trust, Ser 2004-1, Cl M1
6.497%, 08/15/2037	460	489
Mill City Mortgage Loan Trust, Ser 2017-3, CI A1
2.750%, 01/25/2061 (A)(B)	273	278
Missouri Higher Education Loan Authority, Ser 2021-1, CI A1B
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2061	976	981
Missouri Higher Education Loan Authority, Ser 2021-2, CI A1B
0.856%, VAR ICE LIBOR USD 1 Month+0.700%, 03/25/2061	3,000	3,010
MMAF Equipment Finance LLC, Ser 2018-A, CI A4
3.390%, 01/10/2025 (B)	1,500	1,548

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
MMAF Equipment Finance LLC, Ser 2019-B, CI A2
2.070%, 10/12/2022 (B)	$78	$78
MMAF Equipment Finance LLC, Ser 2020-BA, CI A2
0.380%, 08/14/2023 (B)	115	115
MP CLO VIII, Ser 2018-2A, Cl AR
1.094%, VAR ICE LIBOR USD 3 Month+0.910%, 10/28/2027 (B)	1,633	1,633
MP CLO VIII, Ser 2018-2A, CI BR
1.604%, VAR ICE LIBOR USD 3 Month+1.420%, 10/28/2027 (B)	2,000	1,999
MVW Owner Trust, Ser 2014-1A, CI A
2.250%, 09/22/2031 (B)	891	892
MVW Owner Trust, Ser 2015-1A, CI A
2.520%, 12/20/2032 (B)	867	868
Nationstar HECM Loan Trust, Ser 2019-2A, CI A
2.272%, 11/25/2029 (A)(B)	67	67
Navient Private Education Refi Loan Trust, Ser 2019-D, CI A2B
1.151%, VAR ICE LIBOR USD 1 Month+1.050%, 12/15/2059 (B)	2,791	2,816
Navient Private Education Refi Loan Trust, Ser 2020-HA, CI A
1.310%, 01/15/2069 (B)	1,551	1,564
Navient Student Loan Trust, Ser 2021-1A, CI A1B
0.692%, VAR ICE LIBOR USD 1 Month+0.600%, 12/26/2069 (B)	586	589
Navient Student Loan Trust, Ser 2021-2A, CI A1B
0.706%, VAR ICE LIBOR USD 1 Month+0.550%, 02/25/2070 (B)	2,000	2,001
Neuberger Berman Loan Advisers CLO 25, Ser 2021-25A, CI AR
1.120%, VAR ICE LIBOR USD 3 Month+0.930%, 10/18/2029 (B)	590	590
New Hampshire Higher Education Loan, Ser 2020-1, CI A1B
1.292%, VAR ICE LIBOR USD 1 Month+1.200%, 09/25/2060	1,104	1,140
New Residential Mortgage LLC, Ser 2018- FNT1, Cl B
3.910%, 05/25/2023 (B)	698	699
New Residential Mortgage LLC, Ser 2018- FNT2, CI A
3.790%, 07/25/2054 (B)	988	988
OCP CLO, Ser 2017-10A, CI A1R
0.996%, VAR ICE LIBOR USD 3 Month+0.820%, 10/26/2027 (B)	1,007	1,006

138	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
OCP CLO, Ser 2017-10A, CI BR
2.026%, VAR ICE LIBOR USD 3 Month+1.850%, 10/26/2027 (B)	$2,000	$1,993
OneMain Financial Issuance Trust, Ser 2019-2A, CI A
3.140%, 10/14/2036 (B)	1,117	1,205
OneMain Financial Issuance Trust, Ser 2020-1A, CI A
3.840%, 05/14/2032 (B)	500	523
OneMain Financial Issuance Trust, Ser 2020-2A, CI A
1.750%, 09/14/2035 (B)	2,595	2,648
Oxford Finance Funding LLC, Ser 2020-1A, CI A2
3.101%, 02/15/2028 (B)	1,500	1,548
OZLM XII, Ser 2018-12A, CI A1R
1.236%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (B)	217	217
Palmer Square Loan Funding, Ser 2018-4A, CI A1
1.056%, VAR ICE LIBOR USD 3 Month+0.900%, 11/15/2026 (B)	620	620
Palmer Square Loan Funding, Ser 2019-3A, CI A2
1.755%, VAR ICE LIBOR USD 3 Month+1.600%, 08/20/2027 (B)	1,000	1,001
PFS Financing, Ser 2020-B, Cl A
1.210%, 06/15/2024 (B)	190	192
SACO I Trust, Ser 2005-GP1, CI A1
0.452%, VAR ICE LIBOR USD 1 Month+0.360%, 08/25/2030	18	18
SACO I Trust, Ser 2006-6, CI A
0.352%, VAR ICE LIBOR USD 1 Month+0.260%, 06/25/2036	259	255
SCF Equipment Leasing LLC, Ser 2020-1A, CI A2
0.680%, 10/20/2025 (B)	278	278
SCF Equipment Leasing LLC, Ser 2021-1A, CI A2
0.420%, 08/20/2026 (B)	515	515
Shackleton CLO, Ser 2015-8A, CI A1R
1.108%, VAR ICE LIBOR USD 3 Month+0.920%, 10/20/2027 (B)	782	781
Signal Peak CLO 4, Ser 2017-4A, CI A
1.386%, VAR ICE LIBOR USD 3 Month+1.210%, 10/26/2029 (B)	2,000	2,004
SMB Private Education Loan Trust, Ser 2019-B, CI A2B
1.115%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2037 (B)	1,339	1,352

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2020-PTA, CI A2B
0.942%, VAR ICE LIBOR USD 1 Month+0.850%, 09/15/2054 (B)	$2,500	$2,523
SMB Private Education Loan Trust, Ser 2020-PTB, CI A2B
0.942%, VAR ICE LIBOR USD 1 Month+0.850%, 09/15/2054 (B)	2,500	2,526
SMB Private Education Loan Trust, Ser 2021-A, CI A2A2
0.831%, VAR ICE LIBOR USD 1 Month+0.730%, 01/15/2053 (B)	2,500	2,516
SoFi Consumer Loan Program LLC, Ser 2017-1, CI B
4.730%, 01/26/2026 (A)(B)	49	49
SoFi Consumer Loan Program Trust, Ser 2019-1, CI A
3.240%, 02/25/2028 (B)	4	4
SoFi Consumer Loan Program Trust, Ser 2019-3, CI A
2.900%, 05/25/2028 (B)	80	80
SoFi Consumer Loan Program Trust, Ser 2019-4, CI A
2.450%, 08/25/2028 (B)	104	105
SoFi Consumer Loan Program Trust, Ser 2020-1, CI A
2.020%, 01/25/2029 (B)	98	99
Sonic Capital LLC, Ser 2018-1A, CI A2
4.026%, 02/20/2048 (B)	414	426
SpringCastle America Funding LLC, Ser 2020-AA, CI A
1.970%, 09/25/2037 (B)	2,594	2,630
STAR Trust, Ser 2021-SFR1, CI C
1.151%, VAR ICE LIBOR USD 1 Month+1.050%, 04/17/2038 (B)	1,000	998
Structured Asset Investment Loan Trust, Ser 2003-BC11, CI A3
1.042%, VAR ICE LIBOR USD 1 Month+0.950%, 10/25/2033	2,715	2,700
Structured Asset Investment Loan Trust, Ser 2003-BC12, CI 2A
0.812%, VAR ICE LIBOR USD 1 Month+0.720%, 11/25/2033	2,322	2,284
Structured Asset Investment Loan Trust, Ser 2004-8, CI A8
1.092%, VAR ICE LIBOR USD 1 Month+1.000%, 09/25/2034	3,132	3,162
Structured Asset Investment Loan Trust, Ser 2004-BNC1, CI A4
1.032%, VAR ICE LIBOR USD 1 Month+0.940%, 09/25/2034	957	953

SEI Institutional Investments Trust / Annual Report / May 31, 2021	139

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Loan Trust, Ser 2005-NC2, CI M4
0.797%, VAR ICE LIBOR USD 1 Month+0.705%, 05/25/2035	$801	$802
Structured Asset Securities Mortgage Loan Trust, Ser 2007-BC3, CI 2A3
0.272%, VAR ICE LIBOR USD 1 Month+0.180%, 05/25/2047	1,755	1,708
Symphony CLO XVIII, Ser 2016-18A, CI B
1.973%, VAR ICE LIBOR USD 3 Month+1.800%, 01/23/2028 (B)	750	751
TAL Advantage VII LLC, Ser 2020-1A, CI A
2.050%, 09/20/2045 (B)	3,275	3,310
TCI-Flatiron CLO, Ser 2017-1A, CI B
1.716%, VAR ICE LIBOR USD 3 Month+1.560%, 11/18/2030 (B)	500	500
Telos CLO, Ser 2017-3A, CI AR
1.490%, VAR ICE LIBOR USD 3 Month+1.300%, 07/17/2026 (B)	372	372
Telos CLO, Ser 2018-5A, CI A1R
1.140%, VAR ICE LIBOR USD 3 Month+0.950%, 04/17/2028 (B)	353	353
Towd Point Mortgage Trust, Ser 2015-5, CI A1B
2.750%, 05/25/2055 (A)(B)	8	8
Towd Point Mortgage Trust, Ser 2016-1, CI A1B
2.750%, 02/25/2055 (A)(B)	12	12
Towd Point Mortgage Trust, Ser 2016-3, CI A1
2.250%, 04/25/2056 (A)(B)	56	56
Towd Point Mortgage Trust, Ser 2016-4, CI A1
2.250%, 07/25/2056 (A)(B)	156	157
Towd Point Mortgage Trust, Ser 2017-1, CI A1
2.750%, 10/25/2056 (A)(B)	300	304
Towd Point Mortgage Trust, Ser 2017-2, CI A1
2.750%, 04/25/2057 (A)(B)	239	243
Towd Point Mortgage Trust, Ser 2017-4, CI A1
2.750%, 06/25/2057 (A)(B)	1,390	1,434
Towd Point Mortgage Trust, Ser 2017-5, CI A1
0.692%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (B)	1,460	1,460
Towd Point Mortgage Trust, Ser 2017-6, CI A1
2.750%, 10/25/2057 (A)(B)	313	322
Towd Point Mortgage Trust, Ser 2018-3, CI A1
3.750%, 05/25/2058 (A)(B)	1,147	1,213

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2019-HY1, CI A1
1.092%, VAR ICE LIBOR USD 1 Month+1.000%, 10/25/2048 (B)	$908	$915
Treman Park CLO, Ser 2018-1A, CI ARR
1.258%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2028 (B)	411	413
Tricon American Homes Trust, Ser 2020-SFR2, CI A
1.482%, 11/17/2039 (B)	563	554
Tryon Park CLO, Ser 2018-1A, CI A1SR
1.074%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (B)	2,820	2,823
Upstart Securitization Trust, Ser 2019-2, CI A
2.897%, 09/20/2029 (B)	171	172
Upstart Securitization Trust, Ser 2020-3,CI A
1.702%, 11/20/2030 (B)	340	343
Upstart Securitization Trust, Ser 2021-2, CI A
0.910%, 06/20/2031 (B)	403	404
Venture XX CLO, Ser 2017-20A, Cl CR
2.084%, VAR ICE LIBOR USD 3 Month+1.900%, 04/15/2027 (B)	750	751
VERDE CLO, Ser 2021-1A, CI XR
0.934%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2032 (B)	650	650
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	350	357
Verizon Owner Trust, Ser 2020-B, CI A
0.470%, 02/20/2025	225	226
Vibrant CLO VI, Ser 2021-6A, CI AR
1.084%, 06/20/2029 (A)(B)	325	325
Volvo Financial Equipment LLC, Ser 2020-1A, CI A2
0.370%, 04/17/2023 (B)	129	129
Voya CLO, Ser 2018-3A, CI A2R
1.590%, VAR ICE LIBOR USD 3 Month+1.400%, 10/18/2031 (B)	818	818
Voya CLO, Ser 2020-2A, CI A1RR
1.210%, VAR ICE LIBOR USD 3 Month+1.020%, 04/17/2030 (B)	4,376	4,375
VSE VOI Mortgage, Ser 2017-A, CI A
2.330%, 03/20/2035 (B)	917	938
Westgate Resorts LLC, Ser 2020-1A, Cl A
2.713%, 03/20/2034 (B)	1,540	1,573

		180,454

Total Asset-Backed Securities (Cost $228,702) ($ Thousands)		229,940

140	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 7.6%

Communication Services — 0.3%
AT&T
0.650%, VAR United States Secured Overnight Financing Rate+0.640%, 03/25/2024	$475	$476
Comcast
0.642%, VAR ICE LIBOR USD 3 Month+0.440%, 10/01/2021	700	701
Diamond Sports Group LLC	853	631
5.375%, 08/15/2026 (B)
NTT Finance	250	250
0.373%, 03/03/2023 (B)
Verizon Communications
0.800%, VAR United States Secured Overnight Financing Rate+0.790%, 03/20/2026	350	357
0.510%, VAR United States Secured Overnight Financing Rate+0.500%, 03/22/2024	350	352

		2,767

Consumer Discretionary — 1.2%
7-Eleven	225	225
0.625%, 02/10/2023 (B)
American Honda Finance MTN
0.306%, VAR ICE LIBOR USD 3 Month+0.120%, 01/21/2022	325	325
BCPE Ulysses Intermediate	1,684	1,747
7.750%cash/0% PIK, 04/01/2027 (B)
Daimler Finance North America LLC	225	228
3.750%, 11/05/2021 (B)
2.200%, 10/30/2021 (B)	500	504
Ford Motor Credit LLC
1.463%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	500	499
GEMS MENASA Cayman	587	615
7.125%, 07/31/2026 (B)
General Motors Financial
0.770%, VAR United States Secured Overnight Financing Rate+0.760%, 03/08/2024	400	403
Howard University
2.801%, 10/01/2023	240	247
2.638%, 10/01/2021	100	100
Hyundai Capital America MTN
0.800%, 04/03/2023 (B)	360	360
LBM Acquisition LLC
6.250%, 01/15/2029 (B)	359	367
Lennar
6.250%, 12/15/2021	225	225
4.750%, 11/15/2022	400	420

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mohegan Gaming & Entertainment
8.000%, 02/01/2026 (B)	$845	$864
Nissan Motor Acceptance MTN
1.078%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (B)	800	802
Nordstrom
2.300%, 04/08/2024 (B)	160	161
Specialty Building Products Holdings LLC
6.375%, 09/30/2026 (B)	1,144	1,190
SRS Distribution
4.625%, 07/01/2028 (B)	275	278
Time Warner Cable
4.000%, 09/01/2021	396	397
Toyota Motor Credit MTN
0.340%, VAR United States Secured Overnight Financing Rate+0.330%, 01/11/2024	300	301
Volkswagen Group of America Finance LLC
2.700%, 09/26/2022 (B)	325	335
2.500%, 09/24/2021 (B) 1.108%, VAR ICE LIBOR USD 3	200	201
Month+0.940%, 11/12/2021 (B)	300	301
WASH Multifamily Acquisition
5.750%, 04/15/2026 (B)	695	724

		11,819

Consumer Staples — 0.3%
Campbell Soup
2.500%, 08/02/2022	400	410
Coca-Cola Europacific Partners
0.500%, 05/05/2023 (B)	725	724
Conagra Brands
3.250%, 09/15/2022	349	361
Mondelez International Holdings Netherlands BV
2.000%, 10/28/2021 (B)	500	503
Triton Water Holdings
6.250%, 04/01/2029 (B)	1,036	1,039

		3,037

Energy — 0.2%
CQP Holdco
5.500%, 06/15/2031 (B)	780	788
Diamondback Energy
0.900%, 03/24/2023	500	500
Pioneer Natural Resources
0.550%, 05/15/2023	175	176
Southern Natural Gas LLC
0.625%, 04/28/2023 (B)	205	205

		1,669

SEI Institutional Investments Trust / Annual Report / May 31, 2021	141

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Financials — 3.0%
Athene Global Funding
0.710%, VAR United States Secured Overnight Financing Rate+0.700%, 05/24/2024 (B)	$450	$451
Bank of America
0.700%, VAR United States Secured Overnight Financing Rate+0.690%, 04/22/2025	475	479
Bank of Montreal
0.361%, VAR United States Secured Overnight Financing Rate+0.350%, 12/08/2023	350	351
Bank of Montreal MTN
0.690%, VAR United States Secured Overnight Financing Rate+0.680%, 03/10/2023	350	353
Bank of New York Mellon MTN
0.270%, VAR United States Secured Overnight Financing Rate+0.260%, 04/26/2024	225	225
BPCE MTN
3.000%, 05/22/2022 (B)	450	462
Brighthouse Financial Global Funding MTN
0.770%, VAR United States Secured Overnight Financing Rate+0.760%, 04/12/2024 (B)	315	317
Canadian Imperial Bank of Commerce
0.810%, VAR United States Secured Overnight Financing Rate+0.800%, 03/17/2023	300	303
0.410%, VAR United States Secured Overnight Financing Rate+0.400%, 12/14/2023	425	426
Capital One Bank USA
2.014%, VAR United States Secured Overnight Financing Rate+0.616%, 01/27/2023	300	303
Charles Schwab
0.510%, VAR United States Secured Overnight Financing Rate+0.500%, 03/18/2024	300	302
Citigroup
4.500%, 01/14/2022	425	436
2.312%, VAR United States Secured Overnight Financing Rate+0.867%, 11/04/2022	450	454
0.679%, VAR United States Secured Overnight Financing Rate+0.669%, 05/01/2025	300	301
CNA Financial
7.250%, 11/15/2023	100	116

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cooperatieve Rabobank UA
0.310%, VAR United States Secured Overnight Financing Rate+0.300%, 01/12/2024	$250	$250
Credit Suisse NY
0.460%, VAR United States Secured Overnight Financing Rate+0.450%, 02/04/2022	600	601
0.400%, VAR United States Secured Overnight Financing Rate+0.390%, 02/02/2024	375	374
Danske Bank
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.730%, 01/12/2023 (B)	450	461
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (B)	250	252
2.000%, 09/08/2021 (B)	200	201
Deutsche Bank NY
4.250%, 10/14/2021	425	431
Discover Bank
3.200%, 08/09/2021	500	501
Equitable Financial Life Global Funding
0.400%, VAR United States Secured Overnight Financing Rate+0.390%, 04/06/2023 (B)	400	401
Goldman Sachs Group
0.441%, VAR United States Secured Overnight Financing Rate+0.430%, 03/08/2023	275	275
0.420%, VAR United States Secured Overnight Financing Rate+0.410%, 01/27/2023	375	375
HAT Holdings I LLC
3.750%, 09/15/2030 (B)	511	492
ING Groep
1.343%, VAR ICE LIBOR USD 3 Month+1.150%, 03/29/2022	700	706
Intercontinental Exchange
0.834%, VAR ICE LIBOR USD 3 Month+0.650%, 06/15/2023	325	325
JPMorgan Chase
0.895%, VAR United States Secured Overnight Financing Rate+0.885%, 04/22/2027	475	479
0.590%, VAR United States Secured Overnight Financing Rate+0.580%, 03/16/2024	350	352
KeyBank
0.350%, VAR United States Secured Overnight Financing Rate+0.340%, 01/03/2024	475	475

142	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
LPL Holdings
4.375%, 05/15/2031 (B)	$734	$734
Macquarie Bank MTN
0.441%, 12/16/2022 (B)	200	200
MassMutual Global Funding II
0.370%, VAR United States Secured Overnight Financing Rate+0.360%, 04/12/2024 (B)	600	601
Metropolitan Life Global Funding I MTN
0.580%, VAR United States Secured Overnight Financing Rate+0.570%, 01/13/2023 (B)	350	352
MGIC Investment
5.250%, 08/15/2028	2,000	2,116
Mizuho Financial Group
0.777%, VAR ICE LIBOR USD 3 Month+0.630%, 05/25/2024	525	528
Morgan Stanley
0.731%, VAR United States Secured Overnight Financing Rate+0.616%, 04/05/2024	175	176
Morgan Stanley MTN
4.875%, 11/01/2022	400	425
0.710%, VAR United States Secured Overnight Financing Rate+0.700%, 01/20/2023	400	401
NASDAQ
0.445%, 12/21/2022	155	155
National Australia Bank
1.875%, 12/13/2022	250	257
National Bank of Canada
0.900%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.770%, 08/15/2023	250	252
Nationwide Building Society
2.000%, 01/27/2023 (B)	200	206
NatWest Markets
0.540%, VAR United States Secured Overnight Financing Rate+0.530%, 08/12/2024 (B)	340	341
NMI Holdings
7.375%, 06/01/2025 (B)	266	305
OneMain Finance
4.000%, 09/15/2030	2,628	2,543
Pacific Life Global Funding II
0.500%, 09/23/2023 (B)	185	186
PNC Bank
0.475%, VAR ICE LIBOR USD 3 Month+0.325%, 02/24/2023	350	351
Principal Life Global Funding II
0.460%, VAR United States Secured Overnight Financing Rate+0.450%, 04/12/2024 (B)	130	130

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Radian Group
4.875%, 03/15/2027	$2,000	$2,130
Royal Bank of Canada MTN
0.460%, VAR United States Secured Overnight Financing Rate+0.450%, 10/26/2023	225	226
0.310%, VAR United States Secured Overnight Financing Rate+0.300%, 01/19/2024	300	300
Skandinaviska Enskilda Banken
0.550%, 09/01/2023 (B)	200	200
Standard Chartered PLC
2.744%, VAR ICE LIBOR USD 3 Month+1.200%, 09/10/2022 (B)	345	347
Toronto-Dominion Bank MTN
0.490%, VAR United States Secured Overnight Financing Rate+0.480%, 01/27/2023	250	251
0.460%, VAR United States Secured Overnight Financing Rate+0.450%, 09/28/2023	250	251
0.365%, VAR United States Secured Overnight Financing Rate+0.355%, 03/04/2024	225	226
0.250%, VAR United States Secured Overnight Financing Rate+0.240%, 01/06/2023	350	350
UBS MTN
0.370%, VAR United States Secured Overnight Financing Rate+0.360%, 02/09/2024 (B)	250	250
UniCredit MTN
6.572%, 01/14/2022 (B)	350	363
Zions Bancorp
3.350%, 03/04/2022	2,000	2,039

		29,422

Health Care — 0.4%
AbbVie
3.375%, 11/14/2021	250	254
AmerisourceBergen
0.737%, 03/15/2023	340	341
AstraZeneca
0.300%, 05/26/2023	225	225
Bristol-Myers Squibb
0.537%, 11/13/2023	250	250
Gilead Sciences
0.332%, VAR ICE LIBOR USD 3 Month+0.150%, 09/17/2021	325	325
Global Medical Response
6.500%, 10/01/2025 (B)	890	915
Illumina
0.550%, 03/23/2023	225	225

SEI Institutional Investments Trust / Annual Report / May 31, 2021	143

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Royalty Pharma
0.750%, 09/02/2023 (B)	$450	$450
Stryker
0.600%, 12/01/2023	160	160
Utah Acquisition Sub
3.150%, 06/15/2021	350	350
Viatris
1.125%, 06/22/2022 (B)	250	252

		3,747

Industrials — 1.0%
AerCap Ireland Capital DAC
4.450%, 12/16/2021	2,000	2,036
American Airlines
5.500%, 04/20/2026 (B)	1,140	1,200
Boeing
2.700%, 05/01/2022	300	306
2.300%, 08/01/2021	210	211
1.167%, 02/04/2023	325	327
CP Atlas Buyer
7.000%, 12/01/2028 (B)	758	784
DAE Funding LLC
5.250%, 11/15/2021 (B)	325	329
Intelligent Packaging Finco
6.000%, 09/15/2028 (B)	1,109	1,145
L3Harris Technologies
0.933%, VAR ICE LIBOR USD 3 Month+0.750%, 03/10/2023	350	352
Otis Worldwide
0.644%, VAR ICE LIBOR USD 3 Month+0.450%, 04/05/2023	360	360
PowerTeam Services LLC
9.033%, 12/04/2025 (B)	700	772
Raytheon Technologies
3.100%, 11/15/2021	393	395
2.800%, 03/15/2022	275	280
Roper Technologies
0.450%, 08/15/2022	90	90
Siemens Financieringsmaatschappij
0.440%, VAR United States Secured Overnight Financing Rate+0.430%, 03/11/2024 (B)	400	403
Vertical Holdco GmbH
7.625%, 07/15/2028 (B)	460	495
Vertical US Newco
5.250%, 07/15/2027 (B)	492	512

		9,997

Information Technology — 0.3%
Ahead DB Holdings LLC
6.625%, 05/01/2028 (B)	288	292

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Diebold Nixdorf
9.375%, 07/15/2025 (B)	$1,083	$1,201
Fidelity National Information Services
0.375%, 03/01/2023	275	275
Hewlett Packard Enterprise
0.914%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	300	300
Microchip Technology
3.922%, 06/01/2021	465	465
0.972%, 02/15/2024 (B)	205	205
Skyworks Solutions
0.900%, 06/01/2023	80	80

		2,818

Materials — 0.2%
International Flavors & Fragrances
0.697%, 09/15/2022 (B)	105	105
LYB International Finance III LLC
1.202%, VAR ICE LIBOR USD 3 Month+1.000%, 10/01/2023	275	275
SCIH Salt Holdings
6.625%, 05/01/2029 (B)	658	653
4.875%, 05/01/2028 (B)	565	561
Venator Finance Sarl
9.500%, 07/01/2025 (B)	324	364
5.750%, 07/15/2025 (B)	536	527

		2,485

Real Estate — 0.0%
Public Storage
0.480%, VAR United States Secured Overnight Financing Rate+0.470%, 04/23/2024	225	225

Utilities — 0.7%
Atmos Energy
0.625%, 03/09/2023	300	301
Calpine
3.750%, 03/01/2031 (B)	730	686
CenterPoint Energy
0.660%, VAR United States Secured Overnight Financing Rate+0.650%, 05/13/2024	225	225
CenterPoint Energy Resources
0.631%, VAR ICE LIBOR USD 3 Month+0.500%, 03/02/2023	500	500
Dominion Energy
2.450%, 01/15/2023 (B)	250	258
0.714%, VAR ICE LIBOR USD 3 Month+0.530%, 09/15/2023	275	275
DTE Energy
0.550%, 11/01/2022	275	276

144	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Duke Energy Progress LLC
0.335%, VAR ICE LIBOR USD 3 Month+0.180%, 02/18/2022	$450	$450
Edison International
3.125%, 11/15/2022	2,000	2,064
Florida Power & Light
0.260%, VAR United States Secured Overnight Financing Rate+0.250%, 05/10/2023	350	350
NextEra Energy Capital Holdings
0.550%, VAR United States Secured Overnight Financing Rate+0.540%, 03/01/2023	260	261
0.420%, VAR ICE LIBOR USD 3 Month+0.270%, 02/22/2023	400	400
ONE Gas
0.787%, VAR ICE LIBOR USD 3 Month+0.610%, 03/11/2023	400	400
Puget Energy
6.000%, 09/01/2021	221	224
Southern California Edison
0.399%, VAR ICE LIBOR USD 3 Month+0.270%, 12/03/2021	340	340

		7,010

Total Corporate Obligations (Cost $74,413) ($ Thousands)		74,996

MUNICIPAL BONDS — 0.2%

California — 0.1%
California State, GO
Callable 10/01/2021 @ 100 0.866%, 04/01/2047 (F)	925	926
California State, Infrastructure & Economic Development Bank, AMT, RB
0.450%, 01/01/2050 (B)(F)	300	300
University of California, Ser BF, RB
0.455%, 05/15/2022	30	30

		1,256

Illinois — 0.0%
Chicago, Transit Authority, Ser B, RB
1.838%, 12/01/2023	110	112

Nevada — 0.0%
Nevada State, Department of Business & Industry, AMT, RB
0.500%, 01/01/2050 (B)(F)	125	125

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Ohio — 0.1%
Buckeye, Tobacco Settlement Financing Authority, RB
1.850%, 06/01/2029	$435	$435

Texas — 0.0%
Central Texas, Turnpike System, Ser B, RB
1.980%, 08/15/2042 (F)	190	194
Houston, Texas Airport System Revenue, Ser C, RB
0.883%, 07/01/2022	45	45

		239

Total Municipal Bonds (Cost $2,160) ($ Thousands)		2,167

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
0.140%, 08/12/2021 (H)	675	675
0.140%, 10/07/2021 (H)	1,150	1,150

Total U.S. Treasury Obligations (Cost $1,824) ($ Thousands)		1,825

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
FFCB
1.900%, 06/24/2021	470	471
0.530%, 01/18/2022	500	501

Total U.S. Government Agency Obligations (Cost $971) ($ Thousands)		972

CERTIFICATE OF DEPOSIT — 0.0%
Standard Chartered Bank
0.240%, 03/04/2022	350	350

Total Certificate of Deposit (Cost $350) ($ Thousands)	350

SEI Institutional Investments Trust / Annual Report / May 31, 2021	145

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 8.6%
SEI Daily Income Trust, Government Fund, CI F
0.010%**†	84,979,173	$84,979

Total Cash Equivalent (Cost $84,979) ($ Thousands)		84,979

	Face Amount (Thousands)

REPURCHASE AGREEMENT — 0.0%
BNP Paribas
0.005%, dated 05/28/2021 to be repurchased on 06/01/2021, repurchase price $200,000 (collateralized by U.S. Government obligations, ranging in par value $100 - $204,000, 0.000% - 1.125% 05/19/2022 - 02/28/2027; with total market value $204,019) (I)	$200	200

Total Repurchase Agreement (Cost $200) ($ Thousands)		200

Total Investments in Securities — 100.1% (Cost $990,437) ($ Thousands)		$994,146

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)

Short Contracts
U.S. 2-Year Treasury Notes	(26)	Oct-2021	$(5,737)	$(5,739)	$(2)
U.S. 5-Year Treasury Notes	(5)	Oct-2021	(619)	(619)	–
U.S. 10-Year Treasury Notes	(279)	Sep-2021	(36,810)	(36,811)	(1)
U.S. Long Treasury Bond	(1)	Sep-2021	(156)	(157)	(1)
Ultra 10-Year U.S. Treasury Notes	(13)	Sep-2021	(1,886)	(1,884)	2

			$(45,208)	$(45,210)	$(2)

Percentages are based on Net Assets of $993,299 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2021.
†	Investment in Affiliated Security (see Note 6).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $399,859 ($ Thousands), representing 40.3% of the Net Assets of the Fund.

(C)	No interest rate available.
(D)	Unsettled bank loan. Interest rate may not be available.
(E)	Level 3 security in accordance with fair value hierarchy.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(G)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(H)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(I)	Tri-Party Repurchase Agreement.

146	SEI Institutional Investments Trust / Annual Report / May 31, 2021

AMT — Alternative Minimum Tax

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

DAC — Designated Activity Company

FFCB — Federal Farm Credit Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LLP — Limited Liability Partnership

LP — Limited Partnership

Ltd — Limited

MTN — Medium Term Note

NASDAQ — National Association of Securities Dealers and Automated Quotations

PIK — Payment-in-Kind

RB — Revenue Bond

REIT — Real Estate investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)

Mortgage-Backed Securities	–	334,048	–	334,048
Loan Participations	–	243,585	21,084	264,669
Asset-Backed Securities	–	229,940	–	229,940
Corporate Obligations	–	74,996	–	74,996
Municipal Bonds	–	2,167	–	2,167
U.S. Treasury Obligations	–	1,825	–	1,825
U.S. Government Agency Obligations	–	972	–	972
Certificate of Deposit	–	350	–	350
Cash Equivalent	84,979	–	–	84,979
Repurchase Agreement	–	200	–	200

Total Investments in Securities	84,979	888,083	21,084	994,146

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	2	–	–	2
Unrealized Depreciation	(4)	–	–	(4)

Total Other Financial Instruments	(2)	–	–	(2)

*	Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Loan Participations
Balance as of June 1, 2020	$676	$23,123
Accrued discounts/premiums	(5)	14
Realized gain/(loss)	(35)	(137)
Change in unrealized appreciation/(depreciation)	37	497
Amort Sold	3	–
Purchases	–	439
Sales	–	(5,806)
Net transfer into Level 3	–	18,523
Net transfer out of Level 3	(676)	(15,569)
Ending Balance as of May 31, 2021	$–	$21,084

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$–	$–

SEI Institutional Investments Trust / Annual Report / May 31, 2021	147

SCHEDULE OF INVESTMENTS

May 31, 2021

Opportunistic Income Fund (Concluded)

For the year ended May 31, 2021, there were transfers in and out of Level 3. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$62,317	$572,284	$(549,622)	$—	$—	$84,979	84,979,173	$5	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

148	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund

Sector Weightings (Unaudited)†:

’Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 33.5%
U.S. Treasury Bills
0.052%, 08/12/2021 (A)	$118,380	$118,377
0.040%, 08/19/2021 (A)	48,795	48,794
U.S. Treasury Bonds
2.500%, 02/15/2045	11,147	11,642
2.375%, 05/15/2051	72,307	73,923
2.250%, 05/15/2041	72,236	72,947
2.000%, 02/15/2050	7,650	7,184
1.875%, 02/15/2041	70,515	66,923
1.875%, 02/15/2051	171,563	156,444
1.625%, 11/15/2050	44,556	38,186
1.375%, 11/15/2040	70,703	61,456
1.375%, 08/15/2050	75,726	60,814
1.250%, 05/15/2050	73,170	56,881
1.125%, 05/15/2040	29,657	24,778
1.125%, 08/15/2040	52,416	43,620
U.S. Treasury Inflation-Protected Securities
2.125%, 02/15/2040	3,260	4,791
2.125%, 02/15/2041	1,572	2,331
1.375%, 02/15/2044	4,330	5,818
1.000%, 02/15/2046	470	594
0.750%, 02/15/2042	2,485	2,958
0.750%, 02/15/2045	1,901	2,271
U.S. Treasury Notes
2.875%, 10/31/2023	10,759	11,452
2.125%, 08/15/2021	2,759	2,771
2.000%, 02/15/2022	19,293	19,560
1.875%, 02/28/2022	24,424	24,756
1.750%, 11/30/2021	1,768	1,783

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
1.750%, 02/28/2022	$840	$851
1.625%, 05/15/2031	127,365	127,723
1.500%, 11/30/2024	14,290	14,818
1.250%, 03/31/2028	13,300	13,319
1.250%, 04/30/2028	72,100	72,123
1.250%, 05/31/2028	227,170	227,028
1.125%, 02/15/2031	12,910	12,371
0.750%, 03/31/2026	65,125	65,079
0.750%, 04/30/2026	194,989	194,700
0.750%, 05/31/2026	275,103	274,458
0.750%, 01/31/2028	55,957	54,346
0.625%, 12/31/2027	9,870	9,522
0.500%, 02/28/2026	31,325	30,965
0.500%, 08/31/2027	20,113	19,373
0.375%, 04/15/2024	17,438	17,484
0.375%, 11/30/2025	29,953	29,535
0.375%, 12/31/2025	40,884	40,271
0.250%, 11/15/2023	170	170
0.250%, 05/15/2024	133,660	133,472
0.250%, 05/31/2025	40	39
0.250%, 06/30/2025	480	474
0.250%, 09/30/2025	12,381	12,173
0.250%, 10/31/2025	24,945	24,490
0.125%, 05/31/2022	6,424	6,427
0.125%, 09/30/2022	11,550	11,553
0.125%, 10/31/2022	23,945	23,952
0.125%, 12/31/2022	32,255	32,260
0.125%, 01/31/2023	30,426	30,426
0.125%, 02/28/2023	82,144	82,141
0.125%, 03/31/2023	92,960	92,945
0.125%, 04/30/2023	196,553	196,492
0.125%, 05/31/2023	208,709	208,619
0.125%, 08/15/2023	25,145	25,118
0.125%, 09/15/2023	4,946	4,939
0.125%, 10/15/2023	5,586	5,577
0.125%, 01/15/2024	29,194	29,111

Total U.S. Treasury Obligations (Cost $3,081,698) ($ Thousands)		3,045,398

MORTGAGE-BACKED SECURITIES — 30.8%

Agency Mortgage-Backed Obligations — 26.7%
FHLMC
10.000%, 03/17/2026	–	–
7.500%, 08/01/2030 to 12/01/2036	273	313
7.000%, 05/01/2024 to 03/01/2039	85	96
6.500%, 10/01/2031 to 09/01/2039	599	691
6.000%, 09/01/2021 to 08/01/2038	345	393
5.500%,02/01/2035 to 12/01/2038	1,643	1,910
5.000%, 08/01/2033 to 03/01/2050	13,734	15,263
4.500%, 11/01/2025 to 06/01/2050	21,945	24,125

SEI Institutional Investments Trust / Annual Report / May 31, 2021	149

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
4.000%, 01/01/2035 to 10/01/2050	$42,389	$46,557
3.500%, 03/01/2033 to 05/01/2050	111,072	119,333
3.000%, 03/01/2031 to 04/01/2051	73,248	77,559
2.500%,10/01/2031 to 03/01/2051	22,233	23,291
2.000%, 03/01/2036 to 05/01/2051	36,605	37,283
1.500%, 03/01/2051	2,772	2,694
FHLMC ARM
2.829%, VAR ICE LIBOR USD 12 Month+1.641%, 05/01/2049	1,501	1,568
2.613%, VAR ICE LIBOR USD 12 Month+2.330%, 05/01/2036	39	42
2.313%, VAR ICE LIBOR USD 12 Month+1.924%, 12/01/2036	52	54
2.147%, VAR ICE LIBOR USD 12 Month+1.595%, 10/01/2036	11	11
2.083%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.284%, 03/01/2047	889	926
FHLMC Multiclass Certificates, Ser 2020- RR02, Cl BX, IO
1.666%, 08/27/2028 (B)	2,000	213
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1519, Cl X1, IO
0.611%, 12/25/2035 (B)	16,251	1,083
FHLMC Multifamily Structured Pass-Through Certificates, Ser K741, CI X1, IO
0.573%, 12/25/2027 (B)	3,000	103
FHLMC Multifamily Structured Pass-Through Certificates, Ser K742, Cl X1, IO
0.869%, 03/25/2028 (B)	6,000	257
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, CI X1, IO
1.481%, 10/25/2021 (B)	396	–
FHLMC Multifamily Structured Pass-Through Certificates, Ser K032, CI X1, IO
0.086%, 05/25/2023 (B)	58,854	122
FHLMC Multifamily Structured Pass-Through Certificates, Ser K047, Cl A2
3.329%, 05/25/2025 (B)	605	664
FHLMC Multifamily Structured Pass-Through Certificates, Ser K091, CI X1, IO
0.559%, 03/25/2029 (B)	3,934	160
FHLMC Multifamily Structured Pass-Through Certificates, Ser K093, CI X1, IO
0.952%, 05/25/2029 (B)	3,986	266
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, CI XAM, IO
1.147%, 06/25/2029 (B)	4,850	416
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, CI X1, IO
0.880%, 06/25/2029 (B)	2,995	190

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates Ser K095 CI XAM, IO
1.238%, 06/25/2029 (B)	$700	$64
FHLMC Multifamily Structured Pass-Through Certificates, Ser K101, CI X1, IO
0.836%, 10/25/2029 (B)	1,297	80
FHLMC Multifamily Structured Pass-Through Certificates, Ser K157, Cl A3
3.990%, 08/25/2033 (B)	4,400	5,308
FHLMC Multifamily Structured Pass-Through Certificates, Ser K726, CI X1, IO
0.880%, 04/25/2024 (B)	11,517	227
FHLMC Multifamily Structured Pass-Through Certificates, Ser K736, Cl X1, IO
1.312%, 07/25/2026 (B)	1,039	59
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, CI X1, IO
0.637%, 10/25/2026 (B)	6,982	211
FHLMC Multifamily Structured Pass-Through Certificates, Ser KC05, CI X1, IO
1.203%, 06/25/2027 (B)	1,575	81
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/2031	1,115	1,195
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, CI A2FX
3.000%, 06/25/2027	2,210	2,380
FHLMC REMIC CMO, Ser 1999-2174, Cl PN
6.000%, 07/15/2029	10	11
FHLMC REMIC CMO, Ser 2001-2312, CI Z
6.500%, 05/15/2031	97	110
FHLMC REMIC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	26	30
FHLMC REMIC CMO, Ser 2003-2671, CI S
14.573%, 09/15/2033 (B)	38	51
FHLMC REMIC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	77	85
FHLMC REMIC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	173	199
FHLMC REMIC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	770	911
FHLMC REMIC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037(A)	3	3
FHLMC REMIC CMO, Ser 2008-3451, Cl SB, IO
5.929%, 05/15/2038 (B)	108	17
FHLMC REMIC CMO, Ser 2009-3546, CI A
1.883%, 02/15/2039 (B)	51	53
FHLMC REMIC CMO, Ser 2010-3621, Cl SB, IO
6.129%, 01/15/2040 (B)	77	15

150	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC CMO, Ser 2011-3866, Cl SA, IO
5.849%, 05/15/2041 (B)	$450	$78
FHLMC REMIC CMO, Ser 2012-4010, Cl KM
3.000%, 01/15/2042	453	485
FHLMC REMIC CMO, Ser 2012-4030, Cl HS, IO
6.509%, 04/15/2042 (B)	43	9
FHLMC REMIC CMO, Ser 2012-4102, CI TC
2.500%, 09/15/2041	1,771	1,850
FHLMC REMIC CMO, Ser 2012-4119, CI IN, IO
3.500%,10/15/2032	358	39
FHLMC REMIC CMO, Ser 2013-4161, CI BA
2.500%,12/15/2041	4,096	4,266
FHLMC REMIC CMO, Ser 2013-4194, Cl Bl, IO
3.500%, 04/15/2043	224	30
FHLMC REMIC CMO, Ser 2013-4205, Cl PA
1.750%, 05/15/2043	880	904
FHLMC REMIC CMO, Ser 2013-4210, CI Z
3.000%, 05/15/2043	888	916
FHLMC REMIC CMO, Ser 2013-4227, Cl VA
3.500%, 10/15/2037	1,300	1,337
FHLMC REMIC CMO, Ser 2014-4368, Cl CA
3.750%, 11/15/2036	358	368
FHLMC REMIC CMO, Ser 2015-4426, Cl QC
1.750%, 07/15/2037	1,554	1,600
FHLMC REMIC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039	1,047	1,081
FHLMC REMIC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	310	319
FHLMC REMIC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	2,735	2,847
FHLMC REMIC CMO, Ser 2018-4763, Cl CA
3.000%, 09/15/2038	446	479
FHLMC REMIC CMO, Ser 2018-4767, Cl KA
3.000%, 03/15/2048	985	1,057
FHLMC REMIC CMO, Ser 2018-4813, CI CJ
3.000%, 08/15/2048	534	556
FHLMC REMIC CMO, Ser 2018-4846, Cl PF
0.451%, VAR ICE LIBOR USD 1 Month+0.350%, 12/15/2048	280	282
FHLMC REMIC CMO, Ser 2019-4879, Cl BC
3.000%, 04/15/2049	354	367
FHLMC REMIC CMO, Ser 2019-4880, Cl DA
3.000%, 05/15/2050	1,914	2,053
FHLMC REMIC CMO, Ser 2020-4995, Cl IC, IO
4.500%, 07/25/2050	2,928	459
FHLMC REMIC CMO, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	528	76

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC CMO, Ser 2020-5010, CI JI, IO
2.500%, 09/25/2050	$1,335	$210
FHLMC REMIC CMO, Ser 2020-5012, CI BI, IO
4.000%, 09/25/2050	11,981	1,753
FHLMC REMIC CMO, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	581	95
FHLM CREMIC CMO, Ser 2020-5018, IO
3.500%, 10/25/2050	6,048	986
FHLMC REMIC CMO, Ser 2020-5018, Cl IH, IO
3.500%, 10/25/2050	3,567	582
FHLMC REMIC CMO, Ser 2020-5018, Cl Ml, IO
2.000%, 10/25/2050	976	122
FHLMC REMIC CMO, Ser 2020-5038, Cl IJ, IO
4.000%, 11/25/2050	9,535	1,412
FHLMC REMIC CMO, Ser 2020-5040, Cl IB, IO
2.500%, 11/25/2050	383	53
FHLMC REMIC CMO, Ser 2020-5059, Cl IB, IO
2.500%, 01/25/2051	1,577	259
FHLMC REMIC CMO, Ser 2021-5069, Cl Ml, IO
2.500%, 02/25/2051	686	99
FHLMC REMIC CMO,Ser 2021-5070, CI DI, IO
4.000%, 02/25/2051	9,489	1,439
FHLMC REMIC CMO, Ser 2021-5091, Cl AB
1.500%, 03/25/2051	4,792	4,823
FHLMC REMIC CMO, Ser 2021-5092, Cl DT
1.500%, 11/25/2049	5,059	5,117
FHLMC REMIC CMO, Ser 2021-5119, CI AB
1.500%, 08/25/2049	2,384	2,393
FHLMC STRIPS CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	2,774	2,886
FHLMC STRIPS CMO, Ser 2012-271, CI 30
3.000%, 08/15/2042	1,281	1,353
FHLMC STRIPS CMO, Ser 2016-353, Cl S1, IO
5.899%, 12/15/2046 (B)	761	159
FHLMC STRIPS CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	3,740	3,964
FNMA
8.000%, 05/01/2023 to 06/01/2031	22	25
7.500%, 02/01/2031 to 11/01/2038	133	152
7.000%, 09/01/2026 to 02/01/2039	812	949
6.500%, 12/01/2022 to 10/01/2037	314	352
6.000%, 02/01/2032 to 07/01/2041	2,429	2,853
5.500%, 12/01/2033 to 06/01/2049	10,236	11,725

SEI Institutional Investments Trust / Annual Report / May 31, 2021	151

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
5.000%, 07/01/2033 to 03/01/2050	$46,921	$52,475
4.500%, 08/01/2023 to 01/01/2059	83,685	92,465
4.232%, 06/01/2021 (B)	229	229
4.200%, 01/01/2029	1,665	1,901
4.000%, 09/01/2033 to 08/01/2059	96,059	104,596
3.980%, 08/01/2021	3,776	3,800
3.820%, 07/01/2027	248	281
3.790%, 12/01/2025	3,185	3,458
3.734%, 02/01/2048 (B)	500	560
3.500%, 07/01/2029 to 05/01/2051	80,297	85,814
3.380%, 05/01/2028	116	121
3.310%, 03/01/2028	1,905	2,080
3.160%, 05/01/2029	321	357
3.080%, 01/01/2028	160	177
3.040%, 06/01/2029	1,000	1,105
3.020%, 06/01/2024 to 05/01/2026	3,400	3,497
3.000%, 05/01/2029 to 07/01/2060	149,939	158,729
2.810%, 04/01/2025	250	269
2.790%, 08/01/2029	600	654
2.698%, 04/01/2023 (B)	131	136
2.500%, 03/01/2035 to 04/01/2051	96,314	100,925
2.455%, 04/01/2040	3,020	3,089
2.260%, 04/01/2030	1,076	1,133
2.000%, 05/01/2031 to 04/01/2051	75,694	77,279
1.500%, 12/01/2035 to 03/01/2036	482	489
FNMA ACES, Ser 2014-M3, CI X2, IO
0.104%, 01/25/2024 (B)	26,853	143
FNMA ACES, Ser 2015-M8, CI X2, IO
0.098%, 01/25/2025 (B)	70,550	241
FNMA ACES, Ser 2016-M11, CI AL
2.944%, 07/25/2039	262	277
FNMA ACES, Ser 2017-M7, CI A2
2.961%, 02/25/2027(B)	690	754
FNMA ACES, Ser 2017-M8, CI A2
3.061%, 05/25/2027(B)	200	220
FNMA ACES, Ser 2018-M15, CI 1A2
3.700%, 01/25/2036	600	678
FNMA ACES, Ser 2019-M28, CI AV
2.232%, 02/25/2027	521	550
FNMA ACES, Ser 2019-M4, CI A2
3.610%, 02/25/2031	330	382
FNMA ACES, Ser 2019-M5, CI A2
3.273%, 02/25/2029	560	631
FNMA ACES, Ser 2020-M6, CI A
2.500%, 10/25/2037	189	192
FNMA ARM
2.767%, VAR ICE LIBOR USD 12 Month+1.580%, 06/01/2045	927	966
2.695%, VAR ICE LIBOR USD 12 Month+1.586%, 01/01/2046	3,049	3,183
1.994%, VAR ICE LIBOR USD 12 Month+1.594%, 12/01/2035	25	25

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Interest STRIPS CMO, Ser 2002-323, CI 16, IO
7.000%, 01/25/2032	$123	$18
FNMA Interest STRIPS CMO, Ser 2003-334, CI 16, IO
6.500%, 02/25/2033	163	30
FNMA Interest STRIPS CMO, Ser 2012-409, CI C1, IO
3.000%, 11/25/2026	791	40
FNMA Interest STRIPS CMO, Ser 2012-409, CI C13, IO
3.500%, 11/25/2041	445	42
FNMA Interest STRIPS CMO, Ser 2012-409, CI C17, IO
4.000%, 11/25/2041	516	86
FNMA Interest STRIPS CMO, Ser 2012-409, CIC2, IO
3.000%, 04/25/2027	636	36
FNMA Interest STRIPS CMO, Ser 2012-409, CI C22, IO
4.500%, 11/25/2039	499	92
FNMA Interest STRIPS CMO, Ser 2012-411, CI A3
3.000%, 08/25/2042	1,882	1,995
FNMA Interest STRIPS CMO, Ser 2012-414, CI A35
3.500%, 10/25/2042	2,682	2,893
FNMA Interest STRIPS CMO, Ser 2018-424, CI C11, IO
3.500%, 02/25/2048	4,423	717
FNMA REMIC CMO, Ser 1992-143, CI M
8.000%, 09/25/2022	11	11
FNMA REMIC CMO, Ser 1992-69, CI Z
8.000%, 05/25/2022	6	6
FNMA REMIC CMO, Ser 1993-149, CI SH
11.500%, 08/25/2023 (B)	12	14
FNMA REMIC CMO, Ser 1993-99, CI Z
7.000%, 07/25/2023	57	59
FNMA REMIC CMO, Ser 1994-31, CI ZC
6.500%, 02/25/2024	47	50
FNMA REMIC CMO, Ser 1994-63, CI PK
7.000%, 04/25/2024	49	52
FNMA REMIC CMO, Ser 1997-32, CI PG
6.500%, 04/25/2027	69	77
FNMA REMIC CMO, Ser 1999-11, CI Z
5.500%, 03/25/2029	88	94
FNMA REMIC CMO, Ser 2001-52, CI YZ
6.500%, 10/25/2031	14	16
FNMA REMIC CMO, Ser 2003-124, Cl TS
9.800%, 01/25/2034 (B)	7	9
FNMA REMIC CMO, Ser 2005-29, CI ZA
5.500%, 04/25/2035	267	305

152	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2005-74, CI CS
19.768%, 05/25/2035 (B)	$47	$59
FNMA REMIC CMO, Ser 2006-104, CI MI, IO
6.658%, 11/25/2036 (B)	413	51
FNMA REMIC CMO, Ser 2006-125, Cl SM, IO
7.108%, 01/25/2037 (B)	300	64
FNMA REMIC CMO, Ser 2006-33, CI LS
29.738%, 05/25/2036 (B)	50	80
FNMA REMIC CMO, Ser 2006-46, CI SW
23.863%, 06/25/2036 (B)	40	60
FNMA REMIC CMO, Ser 2006-51, CI SP, IO
6.558%, 03/25/2036 (B)	48	6
FNMA REMIC CMO, Ser 2007-64, CI FA
0.562%, VAR ICE LIBOR USD 1 Month+0.470%, 07/25/2037	8	8
FNMA REMIC CMO, Ser 2007-68, CI SC, IO
6.608%, 07/25/2037 (B)	119	24
FNMA REMIC CMO, Ser 2008-22,CI SI, IO
6.338%, 03/25/2037 (B)	254	2
FNMA REMIC CMO, Ser 2008-24, CI NA
6.750%, 06/25/2037	10	12
FNMA REMIC CMO, Ser 2009-103, CI MB
2.222%, 12/25/2039 (B)	72	75
FNMA REMIC CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (A)	714	670
FNMA REMIC CMO, Ser 2010-123, CI PM
4.000%, 07/25/2040	1,756	1,881
FNMA REMIC CMO, Ser 2010-27, CI AS, IO
6.388%, 04/25/2040 (B)	482	98
FNMA REMIC CMO, Ser 2011-2, CI WA
5.852%, 02/25/2051 (B)	66	76
FNMA REMIC CMO, Ser 2011-75, CI FA
0.642%, VAR ICE LIBOR USD 1 Month+0.550%, 08/25/2041	58	58
FNMA REMIC CMO, Ser 2011-96, CI SA, IO
6.458%, 10/25/2041 (B)	1,075	209
FNMA REMIC CMO, Ser 2012-133, Cl CS, IO
6.058%, 12/25/2042 (B)	596	125
FNMA REMIC CMO, Ser 2012-134, Cl MS, IO
6.058%, 12/25/2042 (B)	259	56
FNMA REMIC CMO, Ser 2012-151, CI NX
1.500%, 01/25/2043	1,100	1,116
FNMA REMIC CMO, Ser 2012-28, CI B
6.500%, 06/25/2039	11	12
FNMA REMIC CMO, Ser 2012-35, CI SC, IO
6.408%, 04/25/2042 (B)	271	55
FNMA REMIC CMO, Ser 2012-46, CI BA
6.000%, 05/25/2042	367	432
FNMA REMIC CMO, Ser 2012-70, CI YS, IO
6.558%, 02/25/2041 (B)	48	2
FNMA REMIC CMO, Ser 2012-74, CI SA, IO
6.558%, 03/25/2042 (B)	470	79

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (A)	$32	$31
FNMA REMIC CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (A)	65	62
FNMA REMIC CMO, Ser 2012-75, CI NS, IO
6.508%, 07/25/2042 (B)	126	23
FNMA REMIC CMO, Ser 2013-101, Cl CO, PO
0.000%, 10/25/2043 (A)	1,910	1,549
FNMA REMIC CMO, Ser 2013-101, Cl BO, PO
0.000%, 10/25/2043 (A)	844	683
FNMA REMIC CMO, Ser 2013-11, CI AP
1.500%, 01/25/2043	3,247	3,308
FNMA REMIC CMO, Ser 2013-124, Cl SB, IO
5.858%, 12/25/2043 (B)	491	95
FNMA REMIC CMO, Ser 2013-26, CI HI, IO
3.000%, 04/25/2032	320	10
FNMA REMIC CMO, Ser 2013-30, CI CA
1.500%, 04/25/2043	346	351
FNMA REMIC CMO, Ser 2013-43, CI BP
1.750%, 05/25/2043	1,162	1,203
FNMA REMIC CMO, Ser 2013-54, CI BS, IO
6.058%, 06/25/2043 (B)	289	62
FNMA REMIC CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	938	1,081
FNMA REMIC CMO, Ser 2013-9, CI BC
6.500%, 07/25/2042	881	1,058
FNMA REMIC CMO, Ser 2014-73, CI MA
2.500%, 11/25/2044	720	767
FNMA REMIC CMO, Ser 2015-84, CI PA
1.700%, 08/25/2033	3,966	4,114
FNMA REMIC CMO, Ser 2016-37, CI MJ
3.500%, 08/25/2043	413	429
FNMA REMIC CMO, Ser 2016-48, CI MA
2.000%, 06/25/2038	4,013	4,195
FNMA REMIC CMO, Ser 2016-57, CI PC
1.750%, 06/25/2046	5,990	6,090
FNMA REMIC CMO, Ser 2017-13, CI PA
3.000%, 08/25/2046	1,245	1,314
FNMA REMIC CMO, Ser 2017-42,CI H
3.000%, 11/25/2043	828	856
FNMA REMIC CMO, Ser 2017-76, CI SB, IO
6.008%, 10/25/2057 (B)	1,755	366
FNMA REMIC CMO, Ser 2017-85, CI SC, IO
6.108%, 11/25/2047 (B)	578	106
FNMA REMIC CMO, Ser 2018-14, CI KC
3.000%, 03/25/2048	2,316	2,483
FNMA REMIC CMO, Ser 2018-15, CI AB
3.000%, 03/25/2048	527	564
FNMA REMIC CMO, Ser 2018-38, CI PA
3.500%, 06/25/2047	1,762	1,840
FNMA REMIC CMO, Ser 2018-43, CI CT
3.000%, 06/25/2048	2,258	2,361

SEI Institutional Investments Trust / Annual Report / May 31, 2021	153

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2018-8, CI KL
2.500%, 03/25/2047	$1,324	$1,389
FNMA REMIC CMO, Ser 2018-86, CI JA
4.000%, 05/25/2047	364	379
FNMA REMIC CMO, Ser 2019-1, CI AB
3.500%, 02/25/2049	1,226	1,310
FNMA REMIC CMO, Ser 2019-25, CI PA
3.000%, 05/25/2048	2,624	2,791
FNMA REMIC CMO, Ser 2019-35, CI A
3.000%, 07/25/2049	1,040	1,090
FNMA REMIC CMO, Ser 2019-45, CI PA
3.000%, 08/25/2049	996	1,038
FNMA REMIC CMO, Ser 2019-52, CI PA
3.000%, 09/25/2049	351	366
FNMA REMIC CMO, Ser 2019-79, CI FA
0.592%, VAR ICE LIBOR USD 1 Month+0.500%, 01/25/2050	3,190	3,227
FNMA REMIC CMO, Ser 2020-101, CI IA, IO
3.500%, 01/25/2051	11,860	1,690
FNMA REMIC CMO, Ser 2020-25, CI BI, IO
3.500%, 01/25/2047	2,526	341
FNMA REMIC CMO, Ser 2020-47, CI GZ
2.000%, 07/25/2050	713	633
FNMA REMIC CMO, Ser 2020-48, CI DA
2.000%, 07/25/2050	6,658	6,797
FNMA REMIC CMO, Ser 2020-48, CI AB
2.000%, 07/25/2050	1,948	2,001
FNMA REMIC CMO, Ser 2020-56, CI DI, IO
2.500%, 08/25/2050	928	149
FNMA REMIC CMO, Ser 2020-57, CI NI, IO
2.500%, 08/25/2050	856	132
FNMA REMIC CMO, Ser 2020-64, CI IB, IO
4.000%, 09/25/2050	3,522	525
FNMA REMIC CMO, Ser 2020-65, CI DI, IO
4.000%, 09/25/2050	4,176	685
FNMA REMIC CMO, Ser 2020-65, CI JI, IO
4.000%, 09/25/2050	7,196	1,307
FNMA REMIC CMO, Ser 2020-65, CI EI, IO
4.000%, 09/25/2050	6,125	1,071
FNMA REMIC CMO, Ser 2020-74, CI EI, IO
2.500%, 10/25/2050	467	75
FNMA REMIC CMO, Ser 2020-84, CI ID, IO
3.500%, 12/25/2050	3,368	520
FNMA REMIC CMO, Ser 2020-89, CI DI, IO
2.500%, 12/25/2050	2,929	414
FNMA REMIC CMO, Ser 2020-97, CI AI, IO
2.000%, 01/25/2051	2,667	346
FNMA REMIC CMO, Ser 2020-99, CI IA, IO
3.500%, 09/25/2049	2,015	361
FNMA REMIC CMO, Ser 2021-1, CI IG, IO
2.500%, 02/25/2051	1,871	295

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2021-27, CI EC
1.500%, 05/25/2051	$7,237	$7,323
FNMA REMIC CMO, Ser 2021-3, CI QI, IO
2.500%, 02/25/2051	2,566	376
FNMA REMIC CMO, Ser 2021-3, CI IB, IO
2.500%, 02/25/2051	2,370	409
FNMA TBA
5.000%, 06/01/2038	4,830	5,307
4.000%, 06/15/2045	10,054	10,740
2.500%, 06/25/2027 to 08/01/2043	360,088	372,029
2.000%, 06/25/2028	19,465	20,112
GNMA
7.000%, 04/15/2026 to 10/15/2032	473	521
6.500%, 01/15/2024 to 07/15/2035	938	1,059
6.000%, 12/15/2023 to 10/20/2040	2,804	3,267
5.000%, 10/15/2039 to 04/20/2050	25,025	27,484
4.700%, 09/20/2061 (B)	567	587
4.500%, 01/20/2040 to 05/20/2049	26,439	28,770
4.282%, 01/20/2069 (B)	55	58
4.000%, 06/20/2047 to 11/20/2050	39,139	42,062
3.686%, 04/20/2063 (B)	167	172
3.500%, 06/20/2044 to 11/20/2050	36,337	38,634
3.000%, 09/15/2042 to 12/20/2050	28,483	30,069
2.500%, 12/20/2050 to 06/20/2051	27,775	28,845
2.000%, 12/20/2050 to 03/20/2051	5,521	5,622
GNMA ARM
2.250%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 07/20/2034	5	5
1.520%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.440%, 01/20/2060	512	524
GNMA CMO, Ser 2003-60, CI GS
12.249%, 05/16/2033 (B)	7	8
GNMA CMO, Ser 2005-7, CI JM
16.498%, 05/18/2034 (B)	1	1
GNMA CMO, Ser 2006-16, CI GS, IO
6.891%, 04/20/2036 (B)	337	66
GNMA CMO, Ser 2007-78, CI SA, IO
6.429%, 12/16/2037 (B)	2,113	322
GNMA CMO, Ser 2009-106, CI KS, IO
6.301%, 11/20/2039 (B)	2,344	380
GNMA CMO, Ser 2009-66, CI LC
6.000%, 08/16/2039	1,435	1,649
GNMA CMO, Ser 2009-66, CI XS, IO
6.699%, 07/16/2039 (B)	16	2
GNMA CMO, Ser 2009-8, CI PS, IO
6.199%, 08/16/2038 (B)	13	1
GNMA CMO, Ser 2010-4, Cl NS, IO
6.289%, 01/16/2040 (B)	3,354	640
GNMA CMO, Ser 2010-4, Cl SL, IO
6.299%, 01/16/2040 (B)	70	14

154	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-59, CI LB
4.500%, 10/20/2039	$336	$352
GNMA CMO, Ser 2010-85, CI HS, IO
6.551%, 01/20/2040 (B)	116	8
GNMA CMO, Ser 2010-H10, Cl FC
1.111%, VAR ICE LIBOR USD 1 Month+1.000%, 05/20/2060	1,625	1,650
GNMA CMO, Ser 2010-H26, CI LF
0.460%, VAR ICE LIBOR USD 1 Month+0.350%, 08/20/2058	2,427	2,431
GNMA CMO, Ser 2011-146, CI EI, IO
5.000%, 11/16/2041	37	7
GNMA CMO, Ser 2011-H09, Cl AF
0.610%, VAR ICE LIBOR USD 1 Month+0.500%, 03/20/2061	628	631
GNMA CMO, Ser 2012-124, CI AS, IO
6.099%, 10/16/2042 (B)	469	108
GNMA CMO, Ser 2012-141, CI WA
4.533%, 11/16/2041 (B)	402	450
GNMA CMO, Ser 2012-66, CI CI, IO
3.500%, 02/20/2038	153	2
GNMA CMO, Ser 2012-98, CI SA, IO
5.999%, 08/16/2042 (B)	372	81
GNMA CMO, Ser 2012-H07, CI KI, IO
1.262%, 03/20/2062 (B)	486	15
GNMA CMO, Ser 2013-H01, CI JA
0.430%, VAR ICE LIBOR USD 1 Month+0.320%, 01/20/2063	652	652
GNMA CMO, Ser 2013-H01, CI TA
0.610%, VAR ICE LIBOR USD 1 Month+0.500%, 01/20/2063	12	12
GNMA CMO, Ser 2014-H04, CI FB
0.760%, VAR ICE LIBOR USD 1 Month+0.650%, 02/20/2064	1,619	1,631
GNMA CMO, Ser 2015-167, CI OI, IO
4.000%, 04/16/2045	278	44
GNMA CMO, Ser 2016-135, CI SB, IO
5.999%, 10/16/2046 (B)	420	96
GNMA CMO, Ser 2016-84, CI IG, IO
4.500%, 11/16/2045	139	24
GNMA CMO, Ser 2017-167, CI BQ
2.500%, 08/20/2044	1,333	1,388
GNMA CMO, Ser 2018-11, CI PC
2.750%, 12/20/2047	2,068	2,133
GNMA CMO, Ser 2018-H06, CI PF
0.410%, VAR ICE LIBOR USD 1 Month+0.300%, 02/20/2068	693	693
GNMA CMO, Ser 2018-H07, CI FD
0.410%, VAR ICE LIBOR USD 1 Month+0.300%, 05/20/2068	1,244	1,245
GNMA CMO, Ser 2019-123, CI A
3.000%, 10/20/2049	174	179

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2019-132, CI NA
3.500%, 09/20/2049	$1,795	$1,912
GNMA CMO, Ser 2019-15, CI GT
3.500%, 02/20/2049	1,772	1,895
GNMA CMO, Ser 2019-31, CI JC
3.500%, 03/20/2049	1,070	1,153
GNMA CMO, Ser 2019-71, CI PT
3.000%, 06/20/2049	297	308
GNMA CMO, Ser 2019-90, Cl AB
3.000%, 07/20/2049	577	599
GNMA CMO, Ser 2020-123, CI NI, IO
2.500%, 08/20/2050	1,267	181
GNMA CMO, Ser 2020-123, CI IL, IO
2.500%, 08/20/2050	392	56
GNMA CMO, Ser 2020-127, CI IN, IO
2.500%, 08/20/2050	586	83
GNMA CMO, Ser 2020-129, CI IE, IO
2.500%, 09/20/2050	487	69
GNMA CMO, Ser 2020-160, CI IH, IO
2.500%, 10/20/2050	393	57
GNMA CMO, Ser 2020-160, CI VI, IO
2.500%, 10/20/2050	586	84
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	1,864	263
GNMA CMO, Ser 2020-181, CI WI, IO
2.000%, 12/20/2050	4,115	472
GNMA CMO, Ser 2020-47, CI MI, IO
3.500%, 04/20/2050	1,115	173
GNMA CMO, Ser 2020-47, CI NI, IO
3.500%, 04/20/2050	371	56
GNMA CMO, Ser 2020-H09, CI FL
1.249%, VAR ICE LIBOR USD 1 Month+1.150%, 05/20/2070	1,350	1,422
GNMA CMO, Ser 2020-H09, CI NF
1.349%, VAR ICE LIBOR USD 1 Month+1.250%, 04/20/2070	341	352
GNMA CMO, Ser 2020-H12, CI F
0.599%, VAR ICE LIBOR USD 1 Month+0.500%, 07/20/2070	195	197
GNMA CMO, Ser 2020-H13, CI FA
0.549%, VAR ICE LIBOR USD 1
Month+0.450%, 07/20/2070	770	780
GNMA CMO, Ser 2021-23, CI MG
1.500%, 02/20/2051	4,691	4,777
GNMA CMO, Ser 2021-29, CI TI, IO
2.500%, 02/20/2051	994	196
GNMA TBA
3.000%, 06/15/2051	6,900	7,199
2.500%, 06/01/2045	69,400	71,881
2.000%, 06/15/2051	36,000	36,610
GNMA, Ser 2012-112, IO
0.184%, 02/16/2053 (B)	3,861	28

SEI Institutional Investments Trust / Annual Report / May 31, 2021	155

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2012-142, IO
0.480%, 04/16/2054 (B)	$10,624	$124
GNMA, Ser 2012-27, IO
0.884%, 04/16/2053 (B)	8,241	158
GNMA, Ser 2013-107, CI AD
2.754%, 11/16/2047 (B)	553	580
GNMA, Ser 2013-163, IO
1.160%, 02/16/2046 (B)	3,542	107
GNMA, Ser 2014-186, IO
0.641%, 08/16/2054 (B)	4,719	113
GNMA, Ser 2014-47, CI IA, IO
0.131%, 02/16/2048 (B)	794	11
GNMA, Ser 2014-50, IO
0.677%, 09/16/2055 (B)	3,050	112
GNMA, Ser 2016-128, IO
0.883%, 09/16/2056 (B)	6,824	348
GNMA, Ser 2017-135, CI AG
2.600%, 08/16/2058	694	721
GNMA, Ser 2017-145, IO
0.635%, 04/16/2057 (B)	3,317	156
GNMA, Ser 2017-157, IO
0.570%, 12/16/2059 (B)	1,987	96
GNMA, Ser 2017-190, IO
0.575%, 03/16/2060 (B)	4,486	215
GNMA, Ser 2017-8, IO
0.560%, 08/16/2058 (B)	2,601	113
GNMA, Ser 2019-28, CI AB
3.150%, 06/16/2060	824	851
GNMA, Ser 2020-109, CI AI, IO
0.875%, 05/16/2060 (B)	2,446	188
GNMA, Ser 2020-184, IO
0.914%, 11/16/2060 (B)	2,974	248
GNMA, Ser 2020-41, IO
0.684%, 07/16/2058 (B)	1,362	63
GNMA, Ser 2021-22, IO
0.989%, 05/16/2063 (B)	2,182	195
GNMA, Ser 2021-37, IO
0.805%, 01/16/2061 (B)	2,986	236
GNMA, Ser 2021-60, IO
0.838%, 05/16/2063 (B)	2,497	200
GNMA, Ser 2021-68, IO
0.896%, 10/16/2062 (B)	2,996	247
UMBS TBA
4.500%, 06/14/2170	5,017	5,413
3.500%, 06/15/2051	13,502	14,252
3.000%, 06/15/2051	61,863	64,618
2.000%, 07/15/2036 to 08/15/2051	321,029	324,504

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
1.500%, 07/15/2035	$29,000	$29,318

		2,426,518

Non-Agency Mortgage-Backed Obligations — 4.1%
Alen Mortgage Trust, Ser 2021-ACEN, Cl A
1.251%, VAR ICE LIBOR USD 1 Month+1.150%, 04/15/2034 (D)	1,900	1,900
American Home Mortgage Investment Trust, Ser 2005-1, CI 1A2
0.666%, VAR ICE LIBOR USD 1 Month+0.560%, 06/25/2045	1,600	1,599
Angel Oak Mortgage Trust I, Ser 2019-2, CI A1
3.628%, 03/25/2049 (B)(D)	370	374
Angel Oak Mortgage Trust, Ser 2020-2, CI A1A
2.531%, 01/26/2065 (B)(D)	1,173	1,195
Angel Oak Mortgage Trust, Ser 2020-5, CI A1
1.373%, 05/25/2065 (B)(D)	581	584
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, CI A
4.091%, 08/10/2038 (B)(D)	2,640	3,017
Banc of America Alternative Loan Trust, Ser 2006-8, CI 3A1
3.679%, 11/25/2021 (B)	7	6
Banc of America Alternative Loan Trust, Ser 2007-1, CI 2A1
5.849%, 04/25/2037 (B)	64	64
Banc of America Funding Trust, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032	6	6
Banc of America Funding Trust, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034	66	72
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
3.233%, 12/20/2034 (B)	24	25
Banc of America Funding Trust, Ser 2005-B, CI 2A1
2.688%, 04/20/2035 (B)	862	822
Banc of America Funding Trust, Ser 2006-G, CI 2A4
0.679%, VAR ICE LIBOR USD 1 Month+0.580%, 07/20/2036	623	623
BANK, Ser 2017-BNK7, CI A5
3.435%, 09/15/2060	1,170	1,291
BANK, Ser 2019-BN19, CI A3
3.183%, 08/15/2061	385	418
BANK, Ser 2019-BN23, CI A3
2.920%, 12/15/2052	165	176
BBCMS Mortgage Trust, Ser 2020-C6, Cl A2
2.690%, 02/15/2053	1,205	1,260

156	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BBCMS Trust, Ser 2015-SRCH, CI A1
3.312%, 08/10/2035 (D)	$781	$833
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, CI 14A
2.699%, 05/25/2034 (B)	18	17
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR8, Cl X1, IO
0.716%, 06/11/2041 (B)(D)	4	–
Benchmark Mortgage Trust, Ser 2020-B20, Cl A5
2.034%, 10/15/2053	1,735	1,723
Benchmark Mortgage Trust, Ser 2021-B24, Cl A5
2.584%, 03/15/2054	2,350	2,435
Benchmark Mortgage Trust, Ser 2021-B25, Cl A5
2.577%, 04/15/2054	1,084	1,123
Benchmark Mortgage Trust, Ser 2021-B26, Cl A5
2.613%, 06/15/2054	2,316	2,403
Bunker Hill Loan Depositary Trust, Ser 2019-2, CI A1
2.879%, 07/25/2049 (D)	1,149	1,173
Bunker Hill Loan Depositary Trust, Ser 2019-3, CI A1
2.724%, 11/25/2059 (D)	1,228	1,254
BWAY Mortgage Trust, Ser 2015-1740, Cl A
2.917%, 01/10/2035 (D)	3,025	3,081
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.021%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (D)	3,714	3,719
BX Commercial Mortgage Trust, Ser 2020-FOX, Cl A
1.101%, VAR ICE LIBOR USD 1 Month+1.000%, 11/15/2032 (D)	4,244	4,252
BX Trust, Ser 2019-MMP, CI A
1.101%, VAR ICE LIBOR USD 1 Month+1.000%, 08/15/2036 (D)	517	517
BX Trust, Ser 2019-0C11, CI A
3.202%, 12/09/2041 (D)	1,945	2,077
BX Trust, Ser MFM1, CI A
0.801%, VAR ICE LIBOR USD 1 Month+0.700%, 01/15/2034 (D)	2,150	2,150
CALI Mortgage Trust, Ser 2019-101C, Cl A
3.957%, 03/10/2029	1,905	2,154
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, CI A
1.171%, VAR ICE LIBOR USD 1 Month+1.070%, 12/15/2037 (D)	1,715	1,718

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust, Ser 2006-CD2, CI X, IO
0.023%, 01/15/2046 (B)(D)	$269	$–
CD Commercial Mortgage Trust, Ser 2017-CD3, Cl A4
3.631%, 02/10/2050	1,240	1,375
CD Commercial Mortgage Trust, Ser 2019-CD8, Cl A4
2.912%, 08/15/2057	954	1,012
Century Plaza Towers, Ser 2019-CPT, Cl A
2.865%, 11/13/2039 (D)	1,865	1,965
CFCRE Commercial Mortgage Trust, Ser 2017-C8, CI ASB
3.367%, 06/15/2050	763	817
Chase Mortgage Finance Trust, Ser 2007-Al, Cl 2A1
2.791%, 02/25/2037(B)	23	24
Chase Mortgage Finance Trust, Ser 2007-Al, Cl 9A1
2.826%, 02/25/2037 (B)	20	21
Chase Mortgage Finance Trust, Ser 2007-A2, CI 1A1
2.459%, 06/25/2035 (B)	39	38
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2003-4X, Cl A2
0.872%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2034	1,091	1,095
CIM Trust, Ser 2018-INV1, CI A4
4.000%, 08/25/2048 (B)(D)	357	366
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, CI AS
4.017%, 10/10/2047	880	949
Citigroup Commercial Mortgage Trust, Ser 2019-GC41, CI A5
2.869%, 08/10/2056	4,120	4,393
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, CI A
2.587%, 09/25/2033 (B)	29	31
Citigroup Mortgage Loan Trust, Ser 2004-HYB1, CI A41
2.060%, 02/25/2034 (B)	3	3
Citigroup Mortgage Loan Trust, Ser 2004-UST1, CI A6
2.504%, 08/25/2034 (B)	10	9
Citigroup Mortgage Loan Trust, Ser 2009-10, CI 1A1
2.745%, 09/25/2033 (B)(D)	50	51
COLT Mortgage Loan Trust, Ser 2019-4, CI A1
2.579%, 11/25/2049 (B)(D)	823	827
COLT Mortgage Loan Trust, Ser 2020-2, CI A1
1.853%, 03/25/2065 (B)(D)	906	913

SEI Institutional Investments Trust / Annual Report / May 31, 2021	157

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2015-CR27, CI A3
3.349%, 10/10/2048	$7,117	$7,599
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR10, Cl A4
4.210%, 08/10/2046 (B)	37	40
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR11, Cl A4
4.258%, 08/10/2050	4,304	4,639
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (B)	190	202
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl C
5.072%, 10/10/2046 (B)	90	91
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	220	233
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR6, Cl A4
3.101%, 03/10/2046	2,879	2,966
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR8, Cl A5
3.612%, 06/10/2046 (B)	630	665
Commercial Mortgage Pass-Through Certificates, Ser 2013-LC13, Cl B
5.009%, 08/10/2046 (B)(D)	1,150	1,232
Commercial Mortgage Pass-Through Certificates, Ser 2013-LC6, Cl AM
3.282%, 01/10/2046	2,960	3,067
Commercial Mortgage Pass-Through Certificates, Ser 2014-CR14, Cl B
4.617%, 02/10/2047 (B)	350	378
Commercial Mortgage Pass-Through Certificates, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	3	3
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS2, CI XA, IO
1.124%, 03/10/2047 (B)	10,578	272
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	510	550
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS4, Cl A4
3.420%, 08/10/2047	1,530	1,622
Commercial Mortgage Pass-Through Certificates, Ser 2015CR26, Cl C
4.479%, 10/10/2048 (B)	1,445	1,574
Commercial Mortgage Pass-Through Certificates, Ser 2015-DC1, Cl A2
2.870%, 02/10/2048	17	17

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates, Ser 2015-LC19, CI XA, IO
1.118%, 02/10/2048 (B)	$15,983	$549
Commercial Mortgage Pass-Through Certificates, Ser 2015-LC21, Cl A4
3.708%, 07/10/2048	614	674
Commercial Mortgage Pass-Through Certificates, Ser 2015-LC23, Cl A3
3.521%, 10/10/2048	804	862
Commercial Mortgage Pass-Through Certificates, Ser 2017-PANW, CI A
3.244%, 10/10/2029 (D)	1,780	1,860
Commercial Mortgage Pass-Through Certificates, Ser 2020-CBM, Cl A2
2.896%, 02/10/2037 (D)	2,230	2,279
Commercial Mortgage Pass-Through Certificates, Ser 2020-CX, Cl AO
2.173%, 11/10/2046 (D)	3,290	3,281
Core Mortgage Trust, Ser 2019-CORE, Cl A
0.981%, VAR ICE LIBOR USD 1 Month+0.880%, 12/15/2031 (D)	1,011	1,012
Countrywide Alternative Loan Trust, Ser 2004-27CB, CI A1
6.000%, 12/25/2034	413	410
Countrywide Alternative Loan Trust, Ser 2004-J6, CI 2A1
6.500%, 11/25/2031	199	205
Countrywide Alternative Loan Trust, Ser 2004-J6, CI PO, PO
0.000%, 11/25/2031 (A)	13	13
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-14, CI 4A1
2.823%, 08/25/2034 (B)	93	91
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-20, Cl A7
5.250%, 12/25/2027	118	100
Credit Suisse Commercial Mortgage Securities, Ser 2019-SKLZ, CI A
1.351%, VAR ICE LIBOR USD 1 Month+1.250%, 01/15/2034 (D)	3,660	3,673
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, CI A
1.081%, VAR ICE LIBOR USD 1 Month+0.980%, 05/15/2036 (D)	7,100	7,115
Credit Suisse Mortgage Trust, Ser 2019-NQM1, CI A3
3.064%, 10/25/2059 (D)	3,622	3,689
CSAIL Commercial Mortgage Trust, Ser 2015-C2,CI A4
3.504%, 06/15/2057	922	1,001
CSAIL Commercial Mortgage Trust, Ser 2015-C3, CI A3
3.447%, 08/15/2048	918	982

158	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust, Ser 2015-C4, CI A4
3.808%, 11/15/2048	$695	$769
CSAIL Commercial Mortgage Trust, Ser 2021-C20, CI A3
2.805%, 03/15/2054	2,219	2,324
CSAIL Commercial Mortgage Trust, Ser C16, CI A3
3.329%, 06/15/2052	2,098	2,285
CSAIL Commercial Mortgage Trust, Ser C17, CI A4
2.763%, 09/15/2052	1,040	1,086
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033	12	12
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	41	42
CSMC Trust, Ser 2014-USA, CI B
4.185%, 09/15/2037 (D)	3,900	4,006
CSMC Trust, Ser 2014-USA, CI A2
3.953%, 09/15/2037 (D)	3,530	3,813
CSMC Trust, Ser 2015-5R, CI 1A1
1.068%, 09/27/2046 (B)(D)	1,365	1,371
CSMC Trust, Ser 2018-J1, CI A2
3.500%, 02/25/2048 (B)(D)	5,113	5,257
CSMC Trust, Ser 2018-RPL9, CI A
3.850%, 09/25/2057 (B)(D)	4,785	5,113
CSMC Trust, Ser 2019-AFC1, CI A1
2.573%, 07/25/2049 (D)	2,203	2,239
CSMC Trust, Ser 2020-FACT, CI A
1.451%, VAR ICE LIBOR USD 1 Month+1.350%, 10/15/2037 (D)	4,280	4,307
CSMC Trust, Ser 2021-NQM3, CI A3
1.632%, 04/25/2066 (B)(D)	2,720	2,721
CSMC Trust, Ser 2021-RPL2, CI A1
2.000%, 01/25/2060 (B)(D)	1,073	1,097
CSMC Trust, Ser 2021-RPL3, CI A1
2.000%, 01/25/2060 (B)(D)	7,340	7,478
DBCCRE Mortgage Trust, Ser 2014-ARCP, CI A
4.238%, 01/10/2034 (D)	2,450	2,612
DBCCRE Mortgage Trust, Ser 2014-ARCP, CI C
4.935%, 01/10/2034 (B)(D)	560	591
DBJPM Mortgage Trust, Ser 2016-C1, Cl B
4.195%, 05/10/2049 (B)	1,780	1,925
DC Office Trust, Ser 2019-MTC, CI A
2.965%, 09/15/2045 (D)	1,995	2,114
DOLP Trust, Ser 2021-NYC, CI A
2.956%, 05/10/2041 (D)	1,945	2,039

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
DSLA Mortgage Loan Trust, Ser 2004-AR2, CI A2B
0.898%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2044	$390	$364
EverBank Mortgage Loan Trust, Ser 2018-1, CI A22
3.500%, 02/25/2048 (B)(D)	1,176	1,195
FHLMC STACR REMIC Trust, Ser 2020-DNA5, Cl M1
1.310%, VAR SOFR30A+1.300%, 10/25/2050 (D)	470	470
FHLMC STACR REMIC Trust, Ser 2020-DNA6, CI M1
0.910%, VAR SOFR30A+0.900%, 12/25/2050 (D)	1,272	1,273
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2021-DNA2, CI M2
2.310%, VAR SOFR30A+2.300%, 08/25/2033 (D)	980	1,001
First Horizon Alternative Mortgage Securities Trust, Ser 2004-AA3, Cl A1
2.330%, 09/25/2034 (B)	40	40
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (B)(D)	1,138	1,144
FNMA Connecticut Avenue Securities, Ser 2016-C02, CI 1M2
6.092%, VAR ICE LIBOR USD 1 Month+6.000%, 09/25/2028	2,136	2,252
FNMA Connecticut Avenue Securities, Ser 2017-C01, CI 1ED1
1.342%, VAR ICE LIBOR USD 1 Month+1.250%, 07/25/2029	2,167	2,154
FREMF Mortgage Trust, Ser 2012-K20, CI X2A, IO
0.200%, 05/25/2045 (D)	23,714	33
FWDSecuritization Trust, Ser 2019-INV1, CI A1
2.810%, 06/25/2049 (B)(D)	1,258	1,288
GCAT LLC, Ser 2019-NQM1, CI A1
2.985%, 02/25/2059 (D)	364	366
Granite Point Mortgage Trust, Ser 2021-FL3, CI A
1.360%, VAR ICE LIBOR USD 1 Month+1.250%, 07/16/2035 (D)	2,010	2,011
GS Mortgage Securities Trust, Ser 2006-GG8, CI X, IO
1.046%, 11/10/2039 (B)(D)	814	2
GS Mortgage Securities Trust, Ser 2010-C1, CI A2
4.592%, 08/10/2043 (D)	399	399
GS Mortgage Securities Trust, Ser 2012-GC6, CI C
5.658%, 01/10/2045 (B)(D)	1,473	1,467

SEI Institutional Investments Trust / Annual Report / May 31, 2021	159

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2012-GC6, CI A3
3.482%, 01/10/2045	$1,551	$1,560
GS Mortgage Securities Trust, Ser 2013-GC16, CI B
5.161%, 11/10/2046 (B)	390	419
GS Mortgage Securities Trust, Ser 2015-GC32, CI XA, IO
0.737%, 07/10/2048 (B)	33,487	876
GS Mortgage Securities Trust, Ser 2017-SLP, Cl C
3.924%, 10/10/2032 (D)	4,610	4,651
GS Mortgage Securities Trust, Ser 2018-SRP5, CI A
1.401%, VAR ICE LIBOR USD 1 Month+1.300%, 09/15/2031 (D)	3,770	3,314
GS Mortgage Securities Trust, Ser 2018-SRP5, CI B
4.481%, 06/09/2021	3,770	2,879
GS Mortgage Securities Trust, Ser 2021-ROSS, CI A
1.300%, VAR ICE LIBOR USD 1 Month+1.150%, 05/15/2026 (D)	1,000	1,000
GS Mortgage Securities Trust, Ser GC18, CI A4
4.074%, 01/10/2047	2,005	2,156
GS Mortgage Securities Trust, Ser GSA2, CI A4
1.721%, 12/12/2053	1,863	1,811
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, CI A1A
3.750%, 10/25/2057 (D)	5,186	5,497
GS Mortgage-Backed Securities Trust, Ser 2021-RPL1, CI A2
2.000%, 12/25/2060 (B)(D)	1,111	1,096
GSMPS Mortgage Loan Trust, Ser 1998-1, CI A
8.000%, 09/19/2027 (B)(D)	1	1
GSMPS Mortgage Loan Trust, Ser 2005-RP3, CI 1AS, IO
4.249%, 09/25/2035 (B)(D)	173	20
GSR Mortgage Loan Trust, Ser 2004-8F, CI 2A3
6.000%, 09/25/2034	39	40
GSR Mortgage Loan Trust, Ser 2007-1F, CI 2A4
5.500%, 01/25/2037	9	10
HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1C
0.999%, VAR ICE LIBOR USD 1 Month+0.900%, 06/20/2035	1,300	1,288

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl A
3.228%, 07/10/2039 (D)	$1,900	$2,059
Hudson Yards Mortgage Trust, Ser 2019-55HY, CI A
2.943%, 12/10/2041 (B)(D)	1,995	2,127
Impac CMB Trust, Ser 2005-4, Cl 2A1
0.692%, VAR ICE LIBOR USD 1 Month+0.300%, 05/25/2035	85	85
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Ser 2010-1, CI A1
5.314%, 01/25/2051 (D)	2,019	2,154
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, CI A2
0.952%, VAR ICE LIBOR USD 1 Month+0.860%, 09/25/2034	13	12
Indymac Index Mortgage Loan Trust, Ser 2004-AR8, CI 2A2A
0.892%, VAR ICE LIBOR USD 1 Month+0.800%, 11/25/2034	20	19
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C12, CI ASB
3.157%, 07/15/2045	138	139
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, CI C
4.553%, 09/15/2047 (B)	750	722
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, CI A4
3.670%, 09/15/2047	609	653
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, CI A3
2.912%, 10/15/2048	3,443	3,582
JPMBB Commercial Mortgage Securities Trust, Ser C17, Cl B
4.889%, 01/15/2047 (B)	230	247
JPMBB Commercial Mortgage Securities Trust, Ser C21, Cl AS
3.997%, 08/15/2047	2,730	2,954
JPMCC Commercial Mortgage Securities Trust, Ser 2019-BOLT, CI A
1.251%, VAR ICE LIBOR USD 1 Month+1.150%, 07/15/2034 (D)	1,670	1,654
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, CI B
4.009%, 03/15/2050 (B)	1,740	1,858
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.188%, 06/12/2043 (B)	1,726	1
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A4
2.822%, 08/15/2049	1,400	1,495

160	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.756%, 01/05/2031 (B)(D)	$2,415	$2,498
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039 (D)	2,000	2,187
JPMorgan Mortgage Trust, Ser 2004-A3, CI SF3
1.968%, 06/25/2034 (B)	223	223
JPMorgan Mortgage Trust, Ser 2005-A1, CI 3A4
2.705%, 02/25/2035 (B)	66	65
JPMorgan Mortgage Trust, Ser 2005-A2, CI 5A2
2.497%, 04/25/2035 (B)	16	17
JPMorgan Mortgage Trust, Ser 2006-A2, CI 4A1
2.742%, 08/25/2034 (B)	94	98
JPMorgan Mortgage Trust, Ser 2006-A2, CI 5A3
2.516%, 11/25/2033 (B)	89	90
JPMorgan Mortgage Trust, Ser 2017-5, CI A2
3.097%, 10/26/2048 (B)(D)	3,285	3,357
JPMorgan Mortgage Trust, Ser 2018-3, CI A1
3.500%, 09/25/2048 (B)(D)	855	871
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (B)(D)	737	753
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (B)(D)	814	824
KKR Industrial Portfolio Trust, Ser 2021-KDIP, CI A
0.651%, VAR ICE LIBOR USD 1 Month+0.550%, 12/15/2037 (D)	940	939
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, CI XCL, lO
0.368%, 02/15/2041 (B)(D)	912	1
ManhattanWest, Ser 2020-1MW, CI A
2.130%, 09/10/2039 (D)	2,300	2,346
MASTR Adjustable Rate Mortgages Trust, Ser 2004-13, CI 3A7A
2.969%, 11/21/2034 (B)	1,127	1,161
MASTR Alternative Loans Trust, Ser 2004-4, CI 1A1
5.500%, 05/25/2034	281	289
MASTR Alternative Loans Trust, Ser 2006-3, CI 1A3
6.250%, 07/25/2036	191	155
MASTR Reperforming Loan Trust, Ser 2005-1, CI 1A1
6.000%, 08/25/2034 (D)	1,278	976

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
MASTR Reperforming Loan Trust, Ser 2005-2 CI 1A1F
0.442%, VAR ICE LIBOR USD 1 Month+0.350%, 05/25/2035 (D)	$227	$123
MASTR Resecuritization Trust, Ser 2005-PO, Cl 3, PO
0.000%, 05/28/2035 (A)(D)	9	7
MASTR Seasoned Securitization Trust, Ser 2004-1, CI 4A1
2.756%, 10/25/2032 (B)	2	2
MASTR Seasoned Securitization Trust, Ser 2005-1, CI 4A1
2.726%, 10/25/2032 (B)	23	24
Mello Warehouse Securitization Trust, Ser 2020-1, CI A
0.992%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/2053 (D)	2,045	2,051
Mello Warehouse Securitization Trust, Ser 2020-2, CI A
0.892%, VAR ICE LIBOR USD 1 Month+0.800%, 11/25/2053 (D)	2,174	2,181
Mello Warehouse Securitization Trust, Ser 2021-1, CI A
0.806%, VAR ICE LIBOR USD 1 Month+0.700%, 02/25/2055 (D)	663	664
Mello Warehouse Securitization Trust, Ser 2021-2, CI A
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2055 (D)	1,839	1,840
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, CI 2A
2.545%, 07/25/2033 (B)	30	29
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, CI 2A1
2.116%, 12/25/2034 (B)	79	80
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, CI 4A
2.375%, 02/25/2034 (B)	39	39
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, CI 2A1
2.310%, 02/25/2034 (B)	26	27
Merrill Lynch Mortgage Investors Trust, Ser 2004-A4, CI A2
2.761%, 08/25/2034 (B)	42	44
Merrill Lynch Mortgage Investors Trust, Ser 2004-D, CI A2
0.924%, VAR ICE LIBOR USD 6 Month+0.720%, 09/25/2029	63	61
Merrill Lynch Mortgage Investors Trust, Ser 2006-1, CI 1A
2.125%, 02/25/2036 (B)	33	33

SEI Institutional Investments Trust / Annual Report / May 31, 2021	161

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Mill City Mortgage Loan Trust, Ser 2021-NMR1, CI A1
1.125%, 11/25/2060 (B)(D)	$2,670	$2,686
MKT Mortgage Trust, Ser 2020-525M, Cl A
2.694%, 02/12/2040 (D)	3,000	3,113
ML-CFC Commercial Mortgage Trust, Ser 2006-4,CI XC, IO
1.176%, 12/12/2049 (B)(D)	9	–
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C20, CI A4
3.249%, 02/15/2048	262	282
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C5, CI A4
3.176%, 08/15/2045	513	523
Morgan Stanley Capital I Trust, Ser 2007-HQ11, CI X, IO
0.296%, 02/12/2044 (B)(D)	116	–
Morgan Stanley Capital I Trust, Ser 2007-T27, CI AJ
6.014%, 06/11/2042 (B)	2,520	2,596
Morgan Stanley Capital I Trust, Ser 2016 BNKZ, CI XA, IO
1.037%, 11/15/2049 (B)	15,544	613
Morgan Stanley Capital I Trust, Ser 2019-BPR, CI A
1.501%, VAR ICE LIBOR USD 1 Month+1.400%, 05/15/2036 (D)	3,030	2,956
Morgan Stanley Capital I Trust, Ser 2020-HR8.CI A3
1.790%, 07/15/2053	1,422	1,389
Morgan Stanley Capital I Trust, Ser 2020-L4, CI ASB
2.624%, 02/15/2053	3,930	4,175
Morgan Stanley Capital I Trust, Ser 2021-L5, CI 4A
2.728%, 05/15/2054	1,551	1,623
Morgan Stanley Mortgage Loan Trust, Ser 2004-3, CI 4A
5.639%, 04/25/2034 (B)	96	102
Mortgage Loan Resecuritization Trust, Ser 2009-RS1, CI A85
0.450%, VAR ICE LIBOR USD 1 Month+0.340%, 04/16/2036 (D)	3,575	3,304
MSBAM Commercial Mortgage Securities Trust, Ser 2012-CKSV, CI A2
3.277%, 10/15/2030 (D)	150	149
MSCG Trust, Ser 2015-ALDR, CI A2
3.462%, 06/07/2035 (B)(D)	3,115	3,233
Natixis Commercial Mortgage Securities Trust, Ser 2020-2PAC, CI A
2.966%, 12/15/2038 (D)	2,085	2,189

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2015-2A, CI A1
3.750%, 08/25/2055 (B)(D)	$1,668	$1,776
New Residential Mortgage Loan Trust, Ser 2017-4A, CI A1
4.000%, 05/25/2057 (B)(D)	3,196	3,417
New Residential Mortgage Loan Trust, Ser 2019-4A, CI A1B
3.500%, 12/25/2058 (B)(D)	2,505	2,644
New Residential Mortgage Loan Trust, Ser 2019-6A, CI B1
4.000%, 09/25/2059 (B)(D)	1,638	1,816
New Residential Mortgage Loan Trust, Ser 2019-6A, CI A1B
3.500%, 09/25/2059 (B)(D)	3,044	3,222
New Residential Mortgage Loan Trust, Ser 2019-NQM4, CI A1
2.492%, 09/25/2059 (B)(D)	831	845
New Residential Mortgage Loan Trust, Ser 2019-RPL3, CI A1
2.750%, 07/25/2059 (B)(D)	868	909
New York Mortgage Trust, Ser 2006-1, CI 2A2
2.758%, 05/25/2036 (B)	71	66
NewRez Warehouse Securitization Trust, Ser 2021-1, CI A
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 05/25/2055 (D)	4,790	4,796
Nomura Resecuritization Trust, Ser 2015- 5R, Cl 2A1
2.647%, 03/26/2035 (B)(D)	88	88
OBX Trust, Ser 2019-EXP1, CI 1A3
4.000%, 01/25/2059 (B)(D)	263	267
OBX Trust, Ser 2020-EXP1, CI 2A 1A
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 02/25/2060 (D)	1,246	1,247
OBX Trust, Ser 2020-EXP3, CI 2A 1A
0.992%, VAR ICE LIBOR USD 1 Month+0.900%, 01/25/2060 (D)	1,001	1,003
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/2054 (D)	2,490	2,554
Opteum Mortgage Acceptance Pass-Through Certificates, Ser 2005-1, Cl M6
1.397%, VAR ICE LIBOR USD 1 Month+1.305%, 02/25/2035	217	224
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	32	33
Prime Mortgage Trust, Ser 2004-CL1, Cl1, P0
0.000%, 02/25/2034 (A)	7	6
RALI Trust, Ser 2005-002, CI A1
1.487%, VAR 12 Month Treas Avg+1.360%, 09/25/2045	277	275

162	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
RALI Trust, Ser 2005-005, CI A1
1.127%, VAR 12 Month Treas Avg+1.000%, 01/25/2046	$371	$343
RAMP Trust, Ser 2004-SL1, CI A7
7.000%, 11/25/2031	27	28
RAMP Trust, Ser 2005-SL1, CI A5
6.500%, 05/25/2032	3	3
RBS Commercial Funding Trust, Ser 2013-GSP, CI A
3.834%, 01/15/2032 (B)(D)	670	714
Residential Asset Securitization Trust, Ser 2004-IP2, CI 2A1
2.916%, 12/25/2034 (B)	215	212
Residential Mortgage Loan Trust, Ser 2020-2, CI A1
1.654%, 05/25/2060 (B)(D)	3,812	3,837
Rosslyn Portfolio Trust, Ser 2017-ROSS, Cl A
1.939%, VAR ICE LIBOR USD 1 Month+0.950%, 06/15/2033 (D)	1,143	1,144
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
0.580%, VAR ICE LIBOR USD 6 Month+0.320%, 01/20/2035	115	111
Sequoia Mortgage Trust, Ser 2018-CH4, CI B1B
5.023%, 10/25/2048 (B)(D)	2,396	2,508
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, CI A2B
4.144%, 01/05/2043 (B)(D)	115	123
SG Residential Mortgage Trust, Ser 2019-3, CI A1
2.703%, 09/25/2059 (B)(D)	623	628
STACR Trust, Ser 2018-DNA3, CI M2A
2.192%, VAR ICE LIBOR USD 1 Month+2.100%, 09/25/2048 (D)	1,400	1,419
STAR Trust, Ser 2021-1, CI A1
1.219%, 05/25/2065 (B)(D)	1,528	1,534
Starwood Mortgage Residential Trust, Ser 2019-INV1, CI A1
2.610%, 09/27/2049 (B)(D)	877	889
Starwood Mortgage Residential Trust, Ser 2020-1, CI A1
2.275%, 02/25/2050 (B)(D)	1,648	1,670
Starwood Mortgage Residential Trust, Ser 2020-3, CI A1
1.486%, 04/25/2065 (B)(D)	1,550	1,567
Starwood Mortgage Residential Trust, Ser 2020-INV1, CI A1
1.027%, 11/25/2055 (B)(D)	1,233	1,233
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, CI 1A1
0.412%, VAR ICE LIBOR USD 1 Month+0.320%, 10/25/2035	1,017	1,007

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, CI 1A1
0.758%, VAR ICE LIBOR USD 1 Month+0.660%, 10/19/2034	$74	$73
Structured Asset Mortgage Investments II Trust, Ser 2005-AR1, CI A1
0.578%, VAR ICE LIBOR USD 1 Month+0.480%, 04/19/2035	1,245	1,219
Structured Asset Securities, Ser 2003-31A, CI 2A7
2.378%, 10/25/2033 (B)	1,284	1,316
Structured Asset Securities, Ser 2003-37A, CI 2A
2.243%, 12/25/2033 (B)	37	37
Thornburg Mortgage Securities Trust, Ser 2003-4, CI A1
0.732%, VAR ICE LIBOR USD 1 Month+0.640%, 09/25/2043	126	128
UBS Commercial Mortgage Trust, Ser 2018-C11, Cl B
4.713%, 06/15/2051 (B)	1,750	1,965
Verus Securitization Trust, Ser 2019-3, Cl A1
2.784%, 07/25/2059 (D)	1,630	1,657
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059 (D)	2,292	2,329
Verus Securitization Trust, Ser 2019-INV2, CI A1
2.913%, 07/25/2059 (B)(D)	977	994
Verus Securitization Trust, Ser 2019-INV3, CI A1
2.692%, 11/25/2059 (B)(D)	1,919	1,954
Verus Securitization Trust, Ser 2020-2, Cl A1
2.226%, 05/25/2060 (B)(D)	2,018	2,037
Verus Securitization Trust, Ser 2020-5, Cl A1
1.218%, 05/25/2065 (D)	485	487
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066 (B)(D)	1,735	1,732
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066 (B)(D)	3,075	3,078
Verus Securitization Trust, Ser 2021-R1, CI A1
0.820%, 10/25/2063 (B)(D)	2,093	2,085
Verus Securitization Trust, Ser 2021-R3, CI A1
1.020%, 04/25/2064 (B)(D)	2,083	2,086
Visio Trust, Ser 2020-1R, CI A1
1.312%, 11/25/2055 (D)	1,341	1,346
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (D)	100	103
VNDO Mortgage Trust, Ser 2016-350P, Cl A
3.805%, 01/10/2035 (D)	1,210	1,338

SEI Institutional Investments Trust / Annual Report / May 31, 2021	163

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, CI A7
2.575%, 10/25/2033 (B)	$55	$56
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR6, CI A1
2.826%, 06/25/2033 (B)	47	49
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, CI A7
2.687%, 08/25/2033 (B)	47	48
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, CI 1A6
2.745%, 09/25/2033 (B)	108	110
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, CI 2A10
17.211%, 06/25/2033 (B)	10	12
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, CI A8
5.250%, 10/25/2033	183	188
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, CI A2
2.598%, 06/25/2034 (B)	35	35
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR4, CI A6
2.897%, 06/25/2034 (B)	3,213	3,254
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR7, CI A6
2.862%, 07/25/2034 (B)	3,647	3,792
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, CI A1A1
0.612%, VAR ICE LIBOR USD 1 Month+0.520%, 11/25/2045	7,402	7,281
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, CI A1A1
0.632%, VAR ICE LIBOR USD 1 Month+0.540%, 12/25/2045	4,553	4,625
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, CI 1A1B
1.197%, VAR 12 Month Treas Avg+1.070%, 01/25/2046	1,181	923
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR14, CI 1A4
2.619%, 11/25/2036 (B)	82	81
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, CI 1A1B
0.958%, VAR 12 Month Treas
Avg+0.810%, 12/25/2046	114	88
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, CI 2A
1.908%, VAR Cost of Funds 11th District of San Fran+1.500%, 12/25/2046	200	194

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035	$162	$28
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS2, CI 1A1
5.750%, 02/25/2033	7	7
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS8, CI 1P, PO
0.000%, 05/25/2033 (A)	3	2
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS9, CI 2P, PO
0.000%, 04/25/2033 (A)	31	29
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, CI B
4.142%, 10/15/2045	1,220	1,263
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, CI A1
2.882%, 08/25/2035 (B)	29	29
WFRBS Commercial Mortgage Trust, Ser 2012-C7, CI XA, IO
1.297%, 06/15/2045 (B)(D)	2,459	15
WFRBS Commercial Mortgage Trust, Ser 2013-C12, CIXA, IO
1.124%, 03/15/2048 (B)(D)	6,816	103
WFRBS Commercial Mortgage Trust, Ser 2013-C12, CI C
4.317%, 03/15/2048 (B)	490	507
WFRBS Commercial Mortgage Trust, Ser 2013-C15, CI A4
4.153%, 08/15/2046 (B)	150	160
WFRBS Commercial Mortgage Trust, Ser 2013-C17, CI A4
4.023%, 12/15/2046	120	128
WFRBS Commercial Mortgage Trust, Ser 2014-C19, CI B
4.723%, 03/15/2047(B)	210	224
WFRBS Commercial Mortgage Trust, Ser 2014-C19, CI XA, IO
1.012%, 03/15/2047 (B)	4,204	84
WFRBS Commercial Mortgage Trust, Ser 2014-C19, CI A3
3.660%, 03/15/2047	371	372
WFRBS Commercial Mortgage Trust, Ser 2014-C21, CI XA, IO
1.029%, 08/15/2047 (B)	12,090	314
WFRBS Commercial Mortgage Trust, Ser 2014-C21, CI B
4.213%, 08/15/2047 (B)	2,180	2,309

164	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014-C22, CI B
4.371%, 09/15/2057 (B)	$775	$840
WFRBS Commercial Mortgage Trust, Ser 2014-C23, CI XA, IO
0.562%, 10/15/2057 (B)	4,432	71
WFRBS Commercial Mortgage Trust, Ser 2014-C24,CI AS
3.931%, 11/15/2047	1,330	1,412

		377,678

Total Mortgage-Backed Securities (Cost $2,775,926) ($ Thousands)		2,804,196

CORPORATE OBLIGATIONS — 28.7%

Communication Services — 3.2%
Alphabet
2.050%, 08/15/2050	630	533
1.100%, 08/15/2030	400	374
0.800%, 08/15/2027	350	341
0.450%, 08/15/2025	180	179
AT&T
6.500%, 09/01/2037	2,770	3,703
5.350%, 09/01/2040	80	100
5.250%, 03/01/2037	3,910	4,837
4.850%, 03/01/2039	414	488
4.750%, 05/15/2046	1,335	1,563
4.500%, 03/09/2048	195	219
4.350%, 03/01/2029	515	589
4.350%, 06/15/2045	1,082	1,193
3.850%, 06/01/2060	1,179	1,182
3.800%,12/01/2057 (D)	10,329	10,208
3.650%, 09/15/2059 (D)	36	34
3.550%, 09/15/2055 (D)	4,545	4,313
3.500%, 06/01/2041	813	820
3.500%, 09/15/2053 (D)	10,987	10,451
3.100%, 02/01/2043	1,524	1,446
2.550%, 12/01/2033 (D)	2,303	2,227
2.300%, 06/01/2027	1,200	1,243
2.250%, 02/01/2032	1,976	1,900
1.700%, 03/25/2026	3,250	3,281
1.650%, 02/01/2028	4,440	4,382
Charter Communications Operating LLC / Charter Communications Operating Capital
6.484%, 10/23/2045	110	145
6.384%, 10/23/2035	170	222
5.750%, 04/01/2048	570	698
5.375%, 04/01/2038	1,800	2,144
5.375%, 05/01/2047	250	292

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.050%, 03/30/2029	$2,530	$2,950
4.908%, 07/23/2025	2,190	2,491
4.800%, 03/01/2050	1,977	2,174
4.464%, 07/23/2022	726	754
4.400%, 12/01/2061	1,115	1,128
4.200%, 03/15/2028	980	1,095
3.900%, 06/01/2052	2,957	2,852
3.750%, 02/15/2028	681	741
3.500%, 06/01/2041	1,532	1,470
Comcast
7.050%, 03/15/2033	50	72
4.700%, 10/15/2048	250	311
4.600%,10/15/2038	865	1,046
4.400%, 08/15/2035	3,525	4,185
4.250%,10/15/2030	1,010	1,171
4.250%, 01/15/2033	360	421
4.200%, 08/15/2034	570	664
4.150%, 10/15/2028	4,406	5,082
4.000%, 03/01/2048	110	124
3.969%, 11/01/2047	120	135
3.950%, 10/15/2025	1,651	1,857
3.750%, 04/01/2040	1,639	1,807
3.700%, 04/15/2024	1,100	1,198
3.450%, 02/01/2050	300	312
3.400%, 04/01/2030	3,655	3,987
3.400%, 07/15/2046	60	62
3.300%, 04/01/2027	310	342
3.250%, 11/01/2039	250	258
3.150%, 03/01/2026	800	873
3.100%, 04/01/2025	50	54
2.800%, 01/15/2051	270	249
1.500%, 02/15/2031	7,280	6,772
Comcast Cable Communications Holdings
9.455%, 11/15/2022	240	272
Comcast Cable Holdings LLC
10.125%, 04/15/2022 (E)	190	206
Cox Communications
4.800%, 02/01/2035 (D)	1,665	1,972
Discovery Communications LLC
4.650%, 05/15/2050	236	263
4.000%, 09/15/2055 (D)	943	936
Fox
5.476%, 01/25/2039	270	337
4.709%, 01/25/2029	210	244
3.500%, 04/08/2030	1,125	1,214
Level 3 Financing
3.875%, 11/15/2029 (D)	3,310	3,512
NBCUniversal Media LLC
5.950%, 04/01/2041	375	529
Netflix
5.875%, 11/15/2028	1,459	1,765
3.625%, 06/15/2025 (D)	1,358	1,455

SEI Institutional Investments Trust / Annual Report / May 31, 2021	165

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NTT Finance
1.162%, 04/03/2026 (D)	$8,486	$8,463
Rogers Communications
4.100%, 10/01/2023	133	143
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (D)	2,000	2,301
Sky
3.750%, 09/16/2024 (D)	2,045	2,246
Sprint Capital
8.750%, 03/15/2032	200	296
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
5.152%, 03/20/2028 (D)	7,425	8,502
4.738%, 03/20/2025 (D)	5,690	6,098
3.360%, 09/20/2021 (D)	1,678	1,681
Telefonica Emisiones 5.520%, 03/01/2049	588	730
4.103%, 03/08/2027	150	169
Tencent Holdings MTN
3.840%, 04/22/2051 (D)	3,894	3,984
3.595%, 01/19/2028 (D)	2,370	2,558
Time Warner Cable LLC
7.300%, 07/01/2038	100	142
6.750%, 06/15/2039	170	233
6.550%, 05/01/2037	40	53
5.875%, 11/15/2040	2,595	3,262
5.500%, 09/01/2041	4,882	5,887
Time Warner Entertainment
8.375%, 07/15/2033	1,380	2,061
T-Mobile USA
4.375%, 04/15/2040	2,770	3,099
3.875%, 04/15/2030	4,510	4,938
3.750%, 04/15/2027	4,351	4,783
3.500%, 04/15/2025	2,395	2,599
3.500%, 04/15/2031 (D)	3,373	3,429
3.375%, 04/15/2029 (D)	5,081	5,165
3.300%, 02/15/2051	210	198
3.000%, 02/15/2041	480	450
2.875%, 02/15/2031	1,338	1,290
2.550%, 02/15/2031 (E)	3,410	3,380
2.250%, 02/15/2026 (D)	10,723	10,814
2.250%, 11/15/2031	790	761
2.050%, 02/15/2028	2,484	2,473
1.500%, 02/15/2026	478	479
Verizon Communications
5.500%, 03/16/2047	100	135
5.250%, 03/16/2037	1,100	1,403
4.862%, 08/21/2046	270	336
4.522%, 09/15/2048	1,670	1,979
4.500%, 08/10/2033	470	553
4.400%, 11/01/2034	3,975	4,649
4.329%, 09/21/2028	3,602	4,143

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 03/16/2027	$330	$377
4.125%, 08/15/2046	430	485
4.016%, 12/03/2029	1,337	1,510
4.000%, 03/22/2050	1,330	1,462
3.850%, 11/01/2042	1,750	1,912
3.700%, 03/22/2061	2,409	2,436
3.550%, 03/22/2051	4,352	4,424
3.400%, 03/22/2041	1,537	1,566
3.376%, 02/15/2025	967	1,054
3.150%, 03/22/2030	580	617
3.000%, 03/22/2027	220	237
2.875%, 11/20/2050	2,483	2,243
2.650%, 11/20/2040	5,913	5,459
2.625%, 08/15/2026	1,200	1,275
2.550%, 03/21/2031	9,842	9,906
2.100%, 03/22/2028	1,895	1,921
1.750%, 01/20/2031	1,640	1,541
1.450%, 03/20/2026	470	475
0.850%, 11/20/2025	220	218
ViacomCBS
6.875%, 04/30/2036	1,175	1,654
5.900%, 10/15/2040	840	1,073
4.750%, 05/15/2025	2,640	2,994
4.600%, 01/15/2045	148	167
4.200%, 05/19/2032	1,957	2,206
3.875%, 04/01/2024	230	249
3.700%, 08/15/2024	1,505	1,634
Vodafone Group PLC
5.250%, 05/30/2048	2,370	3,000
4.875%, 06/19/2049	3,011	3,633
4.375%, 05/30/2028	1,010	1,163
Walt Disney
8.875%, 04/26/2023	150	174
6.650%, 11/15/2037	260	380
6.400%, 12/15/2035	69	99
6.200%, 12/15/2034	265	367
4.700%, 03/23/2050	1,035	1,301
4.625%, 03/23/2040	1,680	2,063
3.600%, 01/13/2051	1,735	1,862
2.650%, 01/13/2031	1,990	2,057

		289,508

Consumer Discretionary — 1.6%
7-Eleven
0.625%, 02/10/2023 (D)	3,555	3,559
Alimentation Couche-Tard
3.550%, 07/26/2027 (D)	2,200	2,410
Amazon.com
4.950%,12/05/2044	600	780
4.800%, 12/05/2034	187	236
4.250%, 08/22/2057	160	193
4.050%, 08/22/2047	570	663

166	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.875%, 08/22/2037	$1,780	$2,050
3.250%, 05/12/2061	790	795
3.150%, 08/22/2027	160	177
3.100%, 05/12/2051	790	791
2.700%, 06/03/2060	353	315
2.500%, 06/03/2050	880	792
2.100%, 05/12/2031	6,099	6,113
1.650%, 05/12/2028	3,132	3,152
1.500%, 06/03/2030 (E)	830	802
1.200%, 06/03/2027	1,090	1,086
1.000%, 05/12/2026	6,309	6,313
0.800%, 06/03/2025	880	886
American Honda Finance MTN
2.000%, 03/24/2028	725	738
1.000%, 09/10/2025	4,200	4,218
BMW US Capital LLC
4.150%, 04/09/2030 (D)	1,460	1,685
3.800%, 04/06/2023 (D)	1,885	2,001
1.850%, 09/15/2021 (D)	180	181
Daimler Finance North America LLC
2.700%, 06/14/2024 (D)	990	1,045
1.056%, VAR ICE LIBOR USD 3 Month+0.900%, 02/15/2022 (D)	2,000	2,010
0.750%, 03/01/2024 (D)	3,010	3,017
Dollar General
3.250%, 04/15/2023	70	73
Ford Motor
4.750%, 01/15/2043	411	415
Ford Motor Credit LLC
5.875%, 08/02/2021	1,570	1,578
4.271%, 01/09/2027	1,985	2,089
4.000%, 11/13/2030	1,129	1,151
3.813%, 10/12/2021	925	935
3.339%, 03/28/2022	3,990	4,045
3.096%, 05/04/2023	200	204
1.463%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	2,200	2,194
1.068%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	3,020	3,014
General Motors
6.250%, 10/02/2043	940	1,267
5.400%, 04/01/2048	654	801
5.150%, 04/01/2038	150	177
4.875%, 10/02/2023	3,330	3,642
General Motors Financial
4.375%, 09/25/2021	2,985	3,023
4.350%, 01/17/2027	180	203
4.200%, 11/06/2021	375	381
3.450%, 04/10/2022	1,950	1,992
3.200%, 07/06/2021	835	835
3.150%, 06/30/2022	3,095	3,177

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Home Depot
3.900%, 12/06/2028	$80	$92
3.900%, 06/15/2047	100	114
3.350%, 04/15/2050	1,561	1,645
3.300%, 04/15/2040	855	901
3.125%, 12/15/2049	2,960	2,994
2.700%, 04/15/2030	3,720	3,921
2.500%, 04/15/2027	430	458
2.375%, 03/15/2051	973	858
Hyundai Capital America
2.375%, 10/15/2027 (D)	794	809
1.800%, 10/15/2025 (D)	1,992	2,017
1.250%, 09/18/2023 (D)	1,187	1,199
Hyundai Capital America MTN
1.300%, 01/08/2026 (D)	2,369	2,343
0.800%, 01/08/2024 (D)	2,412	2,407
Las Vegas Sands
3.200%, 08/08/2024	1,480	1,556
2.900%, 06/25/2025	140	146
Lowe’s
5.000%, 04/15/2040	2,025	2,523
4.500%, 04/15/2030	320	374
3.500%, 04/01/2051	420	432
2.625%, 04/01/2031	1,914	1,947
2.500%, 04/15/2026	260	276
Marriott International Inc/MD
5.750%, 05/01/2025	1,408	1,634
4.625%, 06/15/2030	300	339
2.850%, 04/15/2031	3,423	3,412
McDonald’s MTN
4.875%, 12/09/2045	670	834
4.200%, 04/01/2050	1,250	1,445
3.800%, 04/01/2028	1,220	1,368
3.700%, 01/30/2026	1,065	1,185
3.625%, 09/01/2049	355	374
3.600%, 07/01/2030	460	509
3.500%, 03/01/2027	180	199
3.500%, 07/01/2027	510	567
3.300%, 07/01/2025	480	523
2.125%, 03/01/2030	420	419
1.450%, 09/01/2025	850	869
Newell Brands
4.700%, 04/01/2026	560	629
4.350%, 04/01/2023	376	395
NIKE
3.375%, 03/27/2050	20	22
3.250%, 03/27/2040	330	349
2.850%, 03/27/2030	650	696
2.750%, 03/27/2027	640	692
2.400%, 03/27/2025	400	424
Nissan Motor Acceptance
2.750%, 03/09/2028 (D)	1,194	1,199

SEI Institutional Investments Trust / Annual Report / May 31, 2021	167

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
QVC
4.850%, 04/01/2024	$735	$797
Sands China
5.125%, 08/08/2025	810	906
4.600%, 08/08/2023	700	747
Starbucks
3.500%, 11/15/2050	3,991	4,066
3.350%, 03/12/2050	1,441	1,433
1.300%, 05/07/2022	969	979
Target
2.250%, 04/15/2025	710	750
TJX
3.750%, 04/15/2027	3,770	4,230
3.500%, 04/15/2025	460	504
Toyota Motor
0.681%, 03/25/2024	1,685	1,696
Volkswagen Group of America Finance LLC
2.900%, 05/13/2022 (D)	3,135	3,210
1.250%, 11/24/2025 (D)	2,520	2,520
0.875%, 11/22/2023 (D)	2,420	2,432

		146,569

Consumer Staples — 2.3%
Adani International Container Terminal Pvt
3.000%, 02/16/2031 (D)	624	603
Adani Ports and Special Economic Zone
4.200%,08/04/2027 (D)	1,407	1,494
Advocate Health and Hospitals
2.211%, 06/15/2030	3,565	3,560
Aetna
3.875%, 08/15/2047	962	1,029
2.800%, 06/15/2023	3,648	3,809
Altria Group
5.950%, 02/14/2049	280	344
5.800%, 02/14/2039	1,065	1,289
4.800%, 02/14/2029	221	253
4.400%, 02/14/2026	203	230
4.000%, 02/04/2061	1,015	949
3.875%, 09/16/2046	1,579	1,507
3.400%, 02/04/2041	3,433	3,155
2.450%, 02/04/2032	7,249	6,855
2.350%, 05/06/2025	511	535
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide
4.900%, 02/01/2046	7,665	9,239
4.700%, 02/01/2036	2,155	2,570
3.650%, 02/01/2026	1,978	2,190
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	1,600	2,096
5.450%, 01/23/2039	2,180	2,765
4.750%, 01/23/2029	1,370	1,616
4.600%, 04/15/2048	5,621	6,524

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 06/01/2050	$1,860	$2,139
4.375%, 04/15/2038	2,324	2,661
4.350%, 06/01/2040	970	1,109
4.000%, 04/13/2028	360	409
3.750%, 07/15/2042	696	731
3.500%, 06/01/2030	300	329
Bacardi
4.700%, 05/15/2028 (D)	775	894
4.450%, 05/15/2025 (D)	3,160	3,525
BAT Capital
4.906%, 04/02/2030	417	473
4.700%, 04/02/2027	500	563
4.540%, 08/15/2047	4,805	4,818
4.390%, 08/15/2037	680	706
3.984%, 09/25/2050	1,035	968
3.557%, 08/15/2027	5,381	5,719
3.215%, 09/06/2026	2,435	2,584
2.726%, 03/25/2031	4,003	3,857
2.259%, 03/25/2028	1,202	1,183
Bayer US Finance II LLC
4.375%, 12/15/2028 (D)	3,750	4,268
4.250%, 12/15/2025 (D)	3,105	3,480
Bayer US Finance LLC
3.375%, 10/08/2024 (D)	1,475	1,596
Bon Secours Mercy Health
3.464%, 06/01/2030	1,480	1,604
Bunge Finance
3.750%, 09/25/2027	3,855	4,254
3.250%, 08/15/2026	2,058	2,226
2.750%, 05/14/2031	4,734	4,734
1.630%, 08/17/2025	1,327	1,343
Cargill
1.375%, 07/23/2023 (D)	690	704
Coca-Cola
3.375%, 03/25/2027	330	369
2.600%, 06/01/2050	200	183
2.500%, 06/01/2040	310	294
2.500%, 03/15/2051	1,190	1,064
1.450%, 06/01/2027	630	637
CommonSpirit Health
3.347%, 10/01/2029	1,025	1,099
2.782%, 10/01/2030	770	787
Constellation Brands
4.400%, 11/15/2025	775	881
Costco Wholesale
1.750%, 04/20/2032	560	541
1.600%, 04/20/2030	1,400	1,359
1.375%, 06/20/2027	1,220	1,228
CVS Pass-Through Trust
6.036%, 12/10/2028	1,387	1,639
5.926%, 01/10/2034 (D)	145	173
5.880%, 01/10/2028	88	102

168	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.789%, 01/10/2026 (D)	$647	$712
Danone
2.947%, 11/02/2026 (D)	450	484
2.589%, 11/02/2023 (D)	1,580	1,654
2.077%, 11/02/2021 (D)	1,030	1,036
Diageo Investment
2.875%, 05/11/2022	980	1,005
DP World MTN
5.625%, 09/25/2048 (D)	2,790	3,407
Estee Lauder
1.950%, 03/15/2031	2,291	2,251
Fresenius Medical Care US Finance III
1.875%, 12/01/2026 (D)	2,440	2,454
Hershey
0.900%, 06/01/2025	210	211
Hormel Foods
1.700%, 06/03/2028	1,170	1,169
Imperial Brands Finance PLC
4.250%, 07/21/2025 (D)	3,165	3,491
Keurig Dr Pepper
4.417%, 05/25/2025	380	428
Kimberly-Clark
3.100%, 03/26/2030	200	218
Kraft Heinz Foods
5.000%, 07/15/2035	445	526
5.000%, 06/04/2042	1,585	1,845
4.875%, 10/01/2049	3,945	4,534
3.000%, 06/01/2026	583	617
Kroger
5.400%, 01/15/2049	1,760	2,299
3.950%, 01/15/2050	260	283
Land O’ Lakes
6.000%, 11/15/2022 (D)	1,890	2,003
Molson Coors Beverage
3.500%, 05/01/2022	220	226
Molson Coors Brewing
4.200%, 07/15/2046	2,120	2,251
Mondelez International
1.500%, 05/04/2025	1,070	1,095
Mondelez International Holdings Netherlands BV
2.125%, 09/19/2022 (D)	450	460
2.000%, 10/28/2021 (D)	6,425	6,462
Nestle Holdings
3.500%, 09/24/2025 (D)	800	882
PepsiCo
3.875%, 03/19/2060	200	234
3.625%, 03/19/2050	110	123
2.875%, 10/15/2049	250	247
2.625%, 03/19/2027	80	86
2.250%, 03/19/2025	80	85
1.625%, 05/01/2030	30	29

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.750%, 05/01/2023	$820	$829
Philip Morris International
2.900%, 11/15/2021	550	557
2.875%, 05/01/2024	2,355	2,510
2.500%, 08/22/2022	1,530	1,572
2.500%, 11/02/2022	1,250	1,288
2.100%, 05/01/2030	460	450
1.125%, 05/01/2023	410	417
Procter & Gamble
3.100%, 08/15/2023	140	149
3.000%, 03/25/2030	2,880	3,140
2.800%, 03/25/2027	130	142
Reckitt Benckiser Treasury Services PLC
2.750%, 06/26/2024 (D)	3,675	3,898
Reynolds American
8.125%, 05/01/2040	1,060	1,511
7.250%, 06/15/2037	745	978
6.150%, 09/15/2043	480	585
5.850%, 08/15/2045	4,055	4,728
Shire Acquisitions Investments Ireland
2.875%, 09/23/2023	4,943	5,190
Smith & Nephew PLC
2.032%, 10/14/2030	1,245	1,196
Sodexo
2.718%, 04/16/2031 (D)	1,958	1,959
1.634%, 04/16/2026 (D)	2,147	2,159
Takeda Pharmaceutical
5.000%, 11/26/2028	980	1,170
4.400%, 11/26/2023	4,309	4,700
2.050%, 03/31/2030	2,863	2,792
Trustees of the University of Pennsylvania
3.610%, 02/15/2119	43	46
Walgreens Boots Alliance
4.100%, 04/15/2050	155	163
3.300%, 11/18/2021	888	896
Walmart
4.050%, 06/29/2048	19	23
3.950%, 06/28/2038	1,520	1,775
3.700%, 06/26/2028	1,560	1,771
3.550%, 06/26/2025	230	255
3.400%, 06/26/2023	305	324
3.300%, 04/22/2024	175	189
3.050%, 07/08/2026	1,786	1,962
Yale University
1.482%, 04/15/2030	1,167	1,131
0.873%, 04/15/2025	1,362	1,374

		214,481

Energy — 2.9%
Aker BP
4.000%, 01/15/2031 (D)	1,094	1,179

SEI Institutional Investments Trust / Annual Report / May 31, 2021	169

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Apache
5.100%, 09/01/2040	$110	$114
4.750%, 04/15/2043	420	415
4.375%, 10/15/2028	990	1,016
4.250%, 01/15/2030	20	20
4.250%, 01/15/2044	1,130	1,062
3.250%, 04/15/2022	45	45
BG Energy Capital PLC
4.000%, 10/15/2021 (D)	2,775	2,813
BP Capital Markets America
3.796%, 09/21/2025	90	100
3.790%, 02/06/2024	150	163
3.633%, 04/06/2030	480	531
3.379%, 02/08/2061	646	627
3.245%, 05/06/2022	950	977
3.216%, 11/28/2023	1,630	1,737
3.194%, 04/06/2025	1,990	2,157
3.119%, 05/04/2026	400	436
3.000%, 02/24/2050	1,890	1,757
2.937%, 04/06/2023	60	63
BP Capital Markets PLC
3.535%, 11/04/2024	150	164
3.506%, 03/17/2025	340	374
Cameron LNG LLC
3.302%, 01/15/2035 (D)	990	1,035
2.902%, 07/15/2031 (D)	1,750	1,820
Canadian Natural Resources
6.450%, 06/30/2033	200	260
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/2029	1,846	1,989
Chevron
3.191%, 06/24/2023	95	100
3.078%, 05/11/2050	950	946
2.978%, 05/11/2040	650	655
2.954%, 05/16/2026	1,100	1,196
2.355%, 12/05/2022	290	298
1.995%, 05/11/2027	1,280	1,330
1.554%, 05/11/2025	830	857
Chevron USA
5.250%, 11/15/2043	150	199
5.050%, 11/15/2044	186	242
4.950%, 08/15/2047	330	428
3.850%, 01/15/2028	990	1,129
1.018%, 08/12/2027	875	856
Cimarex Energy
4.375%, 06/01/2024	80	87
4.375%, 03/15/2029	930	1,045
3.900%, 05/15/2027	1,740	1,913
ConocoPhillips
6.950%, 04/15/2029	995	1,339
4.300%, 08/15/2028 (D)	1,130	1,297
4.150% 11/15/2034	753	850

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.750%, 10/01/2027 (D)	$1,385	$1,556
Continental Resources/Oklahoma
4.900%, 06/01/2044 (E)	340	369
4.500%, 04/15/2023	480	501
4.375%, 01/15/2028 (E)	810	879
3.800%, 06/01/2024	770	809
Devon Energy
7.875%, 09/30/2031	1,230	1,680
5.850%, 12/15/2025	4,486	5,308
5.600%, 07/15/2041	1,125	1,358
5.000%, 06/15/2045	1,874	2,128
4.750%, 05/15/2042	1,380	1,518
Diamondback Energy
4.400%, 03/24/2051	1,688	1,829
3.500%, 12/01/2029	1,680	1,783
3.250%, 12/01/2026	2,357	2,538
2.875%, 12/01/2024	280	298
Ecopetrol
5.875%, 05/28/2045	3,400	3,523
4.125%, 01/16/2025	167	175
Enable Midstream Partners
4.950%, 05/15/2028	2,560	2,899
4.400%, 03/15/2027	1,509	1,666
4.150%, 09/15/2029	895	964
3.900%, 05/15/2024	209	224
Energy Transfer
8.250%, 11/15/2029	3,042	4,122
7.500%, 07/01/2038	183	250
6.250%, 04/15/2049	390	488
6.125%, 12/15/2045	961	1,158
6.100%, 02/15/2042	398	474
6.050%, 06/01/2041	353	427
6.000%, 06/15/2048	311	377
5.400%, 10/01/2047	1,570	1,782
5.350%, 05/15/2045	1,849	2,074
5.300%, 04/01/2044	60	66
5.300%, 04/15/2047	237	264
5.250%, 04/15/2029	2,085	2,430
5.150%, 03/15/2045	1,993	2,191
5.000%, 05/15/2050	1,505	1,666
4.950%, 06/15/2028	410	470
4.050%, 03/15/2025	3,665	3,980
4.000%, 10/01/2027	2,095	2,289
3.750%, 05/15/2030	2,280	2,429
2.900%, 05/15/2025	740	780
Eni Spa
4.000%, 09/12/2023 (D)	4,400	4,719
Enterprise Products Operating LLC
7.550%, 04/15/2038	60	90
6.125%, 10/15/2039	145	197
4.850%, 03/15/2044	60	71
4.800%, 02/01/2049	100	118

170	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.200%, 01/31/2050	$2,790	$3,039
4.150%, 10/16/2028	1,580	1,795
4.050%, 02/15/2022	14	14
3.950%, 01/31/2060	591	608
3.700%, 01/31/2051	430	433
3.125%, 07/31/2029	350	373
2.800%, 01/31/2030	1,800	1,875
EOG Resources
4.950%, 04/15/2050	1,730	2,198
4.375%, 04/15/2030	860	1,002
4.150%, 01/15/2026	270	305
3.900%, 04/01/2035	590	653
Equinor
3.250%, 11/18/2049	560	568
3.000%, 04/06/2027	2,845	3,092
2.875%, 04/06/2025	4,615	4,953
Exxon Mobil
4.327%, 03/19/2050	3,500	4,149
4.227%, 03/19/2040	1,380	1,597
4.114%, 03/01/2046	910	1,034
3.482%, 03/19/2030	730	807
3.043%, 03/01/2026	1,140	1,242
2.992%, 03/19/2025	7,105	7,662
1.571%, 04/15/2023	130	133
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040 (D)	1,140	1,129
2.625%, 03/31/2036 (D)	1,164	1,141
2.160%, 03/31/2034 (D)	1,678	1,656
1.750%,09/30/2027 (D)	4,619	4,659
Halliburton
3.800%,11/15/2025	66	73
Hess
6.000%, 01/15/2040	2,240	2,803
5.600%, 02/15/2041	2,000	2,414
HollyFrontier
5.875%, 04/01/2026	1,265	1,461
KazMunayGas National JSC
6.375%, 10/24/2048 (D)	470	618
5.750%, 04/19/2047 (D)	1,390	1,710
5.375%, 04/24/2030 (D)	1,720	2,052
Kinder Morgan
5.550%, 06/01/2045	270	334
5.200%, 03/01/2048	1,070	1,289
5.050%, 02/15/2046	260	305
4.300%, 06/01/2025	1,105	1,235
4.300%, 03/01/2028	590	668
Kinder Morgan Energy Partners
5.500%, 03/01/2044	715	872
5.400%, 09/01/2044	40	48
5.000%, 03/01/2043	50	58
Marathon Oil
5.200%, 06/01/2045	1,770	2,040

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MPLX
5.500%, 02/15/2049	$580	$718
4.800%, 02/15/2029	120	139
4.700%, 04/15/2048	1,410	1,574
4.500%, 04/15/2038	810	899
4.000%, 03/15/2028	350	388
Occidental Petroleum
7.875%, 09/15/2031	140	170
7.500%, 05/01/2031	240	285
6.950%, 07/01/2024	3,107	3,449
5.550%, 03/15/2026	2,180	2,327
4.625%, 06/15/2045	400	352
4.500%, 07/15/2044	1,000	865
4.400%, 04/15/2046	200	172
4.200%, 03/15/2048	390	320
4.100%, 02/15/2047	1,040	835
3.400%, 04/15/2026	100	98
3.200%, 08/15/2026	1,740	1,677
3.000%, 02/15/2027	510	482
2.900%, 08/15/2024	1,260	1,257
2.700%, 02/15/2023	73	73
Oleoducto Central
4.000%, 07/14/2027 (D)	884	917
ONEOK
5.850%, 01/15/2026	194	230
4.950%, 07/13/2047	151	169
4.450%, 09/01/2049	1,268	1,345
4.350%, 03/15/2029	549	613
4.000%, 07/13/2027	322	355
3.400%, 09/01/2029	510	537
3.100%, 03/15/2030	1,299	1,337
Pertamina Persero
6.000%, 05/03/2042 (D)	1,220	1,452
Petrobras Global Finance
6.850%, 06/05/2115	1,090	1,224
6.250%, 03/17/2024	1,930	2,167
Petroleos del Peru
4.750%, 06/19/2032 (D)	4,690	4,873
Petroleos Mexicanos
7.690%, 01/23/2050	1,840	1,766
6.950%, 01/28/2060	210	186
6.625%, 06/15/2035	2,202	2,122
6.500%, 03/13/2027	1,640	1,751
5.625%, 01/23/2046	1,650	1,343
2.460%, 12/15/2025	1,566	1,635
2.378%, 04/15/2025	696	724
Petroleos Mexicanos MTN
6.875%, 08/04/2026	90	100
6.750%, 09/21/2047	4,865	4,299
Phillips 66
1.300%, 02/15/2026	925	927

SEI Institutional Investments Trust / Annual Report / May 31, 2021	171

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Pioneer Natural Resources
2.150%, 01/15/2031	$800	$769
1.900%, 08/15/2030	2,042	1,926
1.125%, 01/15/2026	180	178
Plains All American Pipeline/PAA Finance
4.900%, 02/15/2045	330	343
4.500%, 12/15/2026	2,300	2,577
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (D)	1,270	1,367
4.950%, 07/15/2029 (D)	3,655	3,747
Ruby Pipeline
8.000%, 04/01/2022 (D)(E)	1,727	1,529
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024	1,680	1,897
5.625%, 03/01/2025	1,500	1,723
5.000%, 03/15/2027	3,145	3,644
Saudi Arabian Oil
1.625%, 11/24/2025 (D)	1,810	1,841
1.250%, 11/24/2023 (D)	840	850
Schlumberger Finance Canada
1.400%, 09/17/2025	850	865
Schlumberger Holdings
4.000%, 12/21/2025 (D)	660	736
3.900%, 05/17/2028 (D)	857	945
Schlumberger Investment
3.650%, 12/01/2023	100	107
Shell International Finance BV
6.375%, 12/15/2038	660	963
4.550%, 08/12/2043	490	597
4.375%, 05/11/2045	990	1,182
4.125%, 05/11/2035	2,605	3,051
4.000%, 05/10/2046	170	193
3.750%, 09/12/2046	100	110
3.250%, 04/06/2050	930	950
2.750%, 04/06/2030	660	694
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (D)	1,020	1,118
Spectra Energy Partners
3.375%, 10/15/2026	140	152
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	2,200	3,183
2.900%, 03/01/2030 (D)	3,255	3,317
TransCanada PipeLines
4.625%, 03/01/2034	2,125	2,473
Transcontinental Gas Pipe Line LLC
7.850%, 02/01/2026	1,820	2,321
Valero Energy
1.200%, 03/15/2024	2,045	2,069
Western Midstream Operating
4.350%, 02/01/2025	330	344
2.288%, VAR ICE LIBOR USD 3 Month+2.100%, 01/13/2023	220	219

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Williams
8.750%, 03/15/2032	$1,284	$1,922
7.875%, 09/01/2021	130	132
7.750%, 06/15/2031	339	459
7.500%, 01/15/2031	9	12
3.750%, 06/15/2027	410	455
3.600%, 03/15/2022	124	127
WPX Energy
5.250%, 09/15/2024	4,614	5,118
5.250%,10/15/2027	98	105
4.500%, 01/15/2030	156	168

		267,265

Financials — 8.1%
Aegon
1.774%, VAR USD ICE Swap 11:00 NY 10 Yr+0.100%(F)	2,180	2,009
Ally Financial
1.450%, 10/02/2023	1,235	1,255
American Express
4.200%, 11/06/2025	250	284
4.050%, 12/03/2042	70	81
3.700%, 08/03/2023	1,305	1,396
3.400%, 02/27/2023	285	300
2.500%, 08/01/2022	2,940	3,011
2.500%, 07/30/2024	3,000	3,186
American Express Credit MTN
0.829%, VAR ICE LIBOR USD 3 Month+0.700%, 03/03/2022	2,560	2,571
American International Group
6.250%, VAR ICE LIBOR USD 3 Month+2.056%, 03/15/2037	2,578	3,018
4.750%, 04/01/2048	195	236
4.375%, 06/30/2050	1,015	1,176
3.900%, 04/01/2026	565	631
3.400%, 06/30/2030	1,716	1,855
2.500%, 06/30/2025	410	434
Andrew W Mellon Foundation
0.947%, 08/01/2027	930	909
Antares Holdings
3.950%, 07/15/2026 (D)	1,534	1,592
Apollo Management Holdings
5.000%, 03/15/2048 (D)	1,425	1,743
4.400%, 05/27/2026 (D)	1,015	1,154
Assured Guaranty US Holdings
3.150%, 06/15/2031	1,178	1,199
Athene Global Funding
3.000%, 07/01/2022 (D)	400	411
2.950%, 11/12/2026 (D)	3,910	4,172
2.500%, 03/24/2028 (D)	3,069	3,125

172	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.710%, VAR United States Secured Overnight Financing Rate+0.700%, 05/24/2024 (D)	$3,675	$3,683
Athene Holding
4.125%, 01/12/2028	2,677	2,965
3.950%, 05/25/2051	311	315
3.500%, 01/15/2031	576	606
Avolon Holdings Funding
5.250%, 05/15/2024 (D)	185	203
5.125%,10/01/2023 (D)	195	210
3.950%, 07/01/2024 (D)	535	570
2.875%, 02/15/2025 (D)	1,420	1,462
Banco Nacional de Comercio Exterior SNC
3.800%,VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (D)	1,390	1,387
Banco Santander
3.848%, 04/12/2023	1,200	1,274
2.958%, 03/25/2031	800	816
2.749%, 12/03/2030	2,200	2,160
2.746%, 05/28/2025	2,200	2,333
1.308%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	400	406
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	1,342	1,467
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	1,660	1,803
3.311%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/2042	3,653	3,746
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	4,245	4,417
2.687%, VAR United States Secured Overnight Financing Rate+1.320%, 04/22/2032	7,520	7,622
2.592%, VAR United States
Secured Overnight Financing Rate+2.150%, 04/29/2031	4,193	4,266
1.734%, VAR United States Secured Overnight Financing Rate+0.960%, 07/22/2027	10,832	10,972
1.658%, VAR United States Secured Overnight Financing Rate+0.910%, 03/11/2027	12,712	12,896
0.976%, VAR United States Secured Overnight Financing Rate+0.690%, 04/22/2025	4,135	4,161
Bank of America MTN
5.000%, 01/21/2044	1,800	2,289
4.450%, 03/03/2026	5,035	5,741
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	1,305	1,539

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	$625	$713
4.250%,10/22/2026	130	148
4.200%, 08/26/2024 4.083%, VAR ICE LIBOR USD 3	2,720	3,007
Month+3.150%, 03/20/2051	5,390	6,151
4.000%, 04/01/2024	2,110	2,317
4.000%, 01/22/2025	2,815	3,105
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	1,780	1,992
3.864%, VAR ICE LIBOR USD 3 Month+0.940%, 07/23/2024	1,225	1,311
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	710	782
3.559%, VAR ICE LIBOR USD 3 Month+1.060%, 04/23/2027	1,883	2,071
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	1,310	1,382
3.500%, 04/19/2026	1,598	1,773
3.300%, 01/11/2023	1,181	1,239
3.194%, VAR ICE LIBOR USD 3 Month+1.180%, 07/23/2030	1,170	1,245
3.093%, VAR ICE LIBOR USD 3 Month+1.090%, 10/01/2025	1,150	1,234
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030	480	500
2.496%, VAR ICE LIBOR USD 3 Month+0.990%, 02/13/2031	2,144	2,159
2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/2025	2,112	2,224
2.015%, VAR ICE LIBOR USD 3 Month+0.640%, 02/13/2026	388	403
1.922%, VAR United States Secured Overnight Financing Rate+1.370%, 10/24/2031	1,276	1,220
1.898%, VAR United States Secured Overnight Financing Rate+1.530%, 07/23/2031	2,346	2,244
1.366%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	165	166
1.319%, VAR United States Secured Overnight Financing Rate+1.150%, 06/19/2026	3,499	3,526
1.197%, VAR United States Secured Overnight Financing Rate+1.010%, 10/24/2026	5,816	5,801
Bank of Montreal MTN
2.550%, 11/06/2022	200	206
1.850%, 05/01/2025	1,360	1,410
Bank of New York Mellon
3.550%, 09/23/2021	144	145
Bank of New York Mellon MTN
3.650%, 02/04/2024	150	163

SEI Institutional Investments Trust / Annual Report / May 31, 2021	173

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.442%, VAR ICE LIBOR USD 3 Month+1.069%, 02/07/2028	$1,920	$2,125
3.250%, 09/11/2024	270	294
3.250%, 05/16/2027	270	298
1.600%, 04/24/2025	410	423
Bank of Nova Scotia
4.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.551%(F)	1,385	1,491
1.300%, 06/11/2025	760	769
Barclays
3.811%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.700%, 03/10/2042	1,422	1,428
3.684%, 01/10/2023	1,220	1,244
3.564%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.900%, 09/23/2035	4,273	4,370
1.007%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.800%, 12/10/2024	3,077	3,092
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	1,070	1,241
4.338%, VAR ICE LIBOR USD 3 Month+1.356%, 05/16/2024	1,285	1,375
Barclays Bank
1.700%, 05/12/2022	570	577
BBVA USA
3.875%, 04/10/2025	910	1,002
Berkshire Hathaway
3.750%, 08/15/2021 (E)	488	492
Berkshire Hathaway Finance
4.250%, 01/15/2049	1,260	1,504
Blackstone Secured Lending Fund
3.625%, 01/15/2026 (D)	1,255	1,331
BNP Paribas
5.198%, VAR ICE LIBOR USD 3 Month+2.567%, 01/10/2030 (D)	1,220	1,455
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (D)	1,450	1,592
4.400%, 08/14/2028 (D)	1,420	1,625
3.375%, 01/09/2025 (D)	420	454
2.871%, VAR United States Secured Overnight Financing Rate+1.387%, 04/19/2032 (D)	2,326	2,358
2.219%, VAR United States Secured Overnight Financing Rate+2.074%, 06/09/2026 (D)	950	983
1.323%, VAR United States Secured Overnight Financing Rate+1.004%, 01/13/2027 (D)	2,831	2,803

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5 Yr Curr+1.483%, 03/01/2033 (D)	$380	$416
BPCE
5.150%, 07/21/2024 (D)	1,550	1,738
Brighthouse Financial
4.700%, 06/22/2047	1,402	1,516
Brighthouse Financial Global Funding MTN
1.000%, 04/12/2024 (D)	2,965	2,978
Canadian Imperial Bank of Commerce
0.950%, 06/23/2023	750	758
0.950%, 10/23/2025	1,750	1,750
Chubb INA Holdings
3.350%, 05/03/2026	420	462
CI Financial
3.200%, 12/17/2030	2,610	2,651
Citadel
4.875%, 01/15/2027 (D)	1,240	1,333
Citigroup
8.125%, 07/15/2039	3,046	5,120
5.500%, 09/13/2025	1,370	1,611
5.300%, 05/06/2044	255	330
4.750%, 05/18/2046	150	183
4.650%, 07/30/2045	1,140	1,411
4.650%, 07/23/2048	795	994
4.600%, 03/09/2026	2,785	3,195
4.450%, 09/29/2027	1,380	1,579
4.412%, VAR United States Secured Overnight Financing Rate+3.914%, 03/31/2031	2,020	2,323
4.400%, 06/10/2025	2,040	2,288
4.300%, 11/20/2026	590	669
4.125%, 07/25/2028	260	293
3.887%, VAR ICE LIBOR USD 3 Month+1.563%, 01/10/2028	545	608
3.875%, 10/25/2023	1,340	1,455
3.700%, 01/12/2026	625	694
3.500%, 05/15/2023	930	985
3.352%, VAR ICE LIBOR USD 3 Month+0.897%, 04/24/2025	3,600	3,868
3.142%, VAR ICE LIBOR USD 3 Month+0.722%, 01/24/2023	780	794
3.106%, VAR United States Secured Overnight Financing Rate+2.842%, 04/08/2026	560	602
2.572%, VAR United States Secured Overnight Financing Rate+2.107%, 06/03/2031	6,230	6,307
1.678%, VAR United States Secured Overnight Financing Rate+1.667%, 05/15/2024	800	820
CME Group
3.000%, 09/15/2022	400	414

174	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cooperatieve Rabobank UA
4.625%, 12/01/2023	$2,060	$2,263
4.375%, 08/04/2025	1,580	1,763
Cooperatieve Rabobank UA MTN
3.875%, 02/08/2022	300	308
Credit Agricole SA/London MTN
1.907%, VAR United States Secured Overnight Financing Rate+1.676%, 06/16/2026 (D)	630	645
Credit Suisse AG/New York NY
2.950%, 04/09/2025	790	849
1.000%, 05/05/2023	4,510	4,561
Credit Suisse AG/New York NYMTN
3.625%, 09/09/2024	1,360	1,487
Credit Suisse Group
4.550%, 04/17/2026	230	261
4.282%, 01/09/2028 (D)	895	996
4.194%, VAR United States Secured Overnight Financing Rate+3.730%, 04/01/2031 (D)	1,490	1,657
3.750%, 03/26/2025	250	272
3.091%, VAR United States Secured Overnight Financing Rate+1.730%, 05/14/2032 (D)	6,639	6,748
2.193%, VAR United States Secured Overnight Financing Rate+2.044%, 06/05/2026 (D)	2,395	2,457
1.305%, VAR United States Secured Overnight Financing Rate+0.980%, 02/02/2027 (D)	5,105	4,999
Danske Bank
5.375%, 01/12/2024 (D)	940	1,048
5.000%, 01/12/2022 (D)	1,070	1,099
3.244%, VAR ICE LIBOR USD 3 Month+1.591%, 12/20/2025 (D)	1,320	1,414
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (D)	680	685
1.226%, 06/22/2024 (D)	550	557
Deutsche Bank NY
3.729%, VAR United States Secured Overnight Financing Rate+2.757%, 01/14/2032	913	914
3.035%, VAR United States Secured Overnight Financing Rate+1.718%, 05/28/2032	1,192	1,192
2.129%, VAR United States Secured Overnight Financing Rate+1.870%, 11/24/2026	4,063	4,133
0.898%, 05/28/2024	1,948	1,950
Discover Bank
4.200%, 08/08/2023	1,130	1,223

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
DNB Bank
1.535%,VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.720%, 05/25/2027 (D)	$2,000	$2,010
Equitable Holdings
3.900%, 04/20/2023	910	965
Farmers Exchange Capital
7.200%, 07/15/2048 (D)	1,788	2,406
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (D)	4,120	5,287
Fifth Third Bank
2.875%, 10/01/2021	1,870	1,882
FS KKR Capital
3.400%, 01/15/2026	4,610	4,755
Goldman Sachs Capital II
4.000%, VAR ICE LIBOR USD 3 Month + 0.768% (E)(F)	595	580
Goldman Sachs Group
6.750%, 10/01/2037	1,629	2,323
6.250%, 02/01/2041	1,290	1,856
5.250%, 07/27/2021	3,660	3,688
5.150%, 05/22/2045	1,870	2,441
4.750%, 10/21/2045	780	987
4.250%, 10/21/2025	1,090	1,225
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	500	568
3.800%, 03/15/2030	6,330	7,058
3.750%, 05/22/2025	500	550
3.750%, 02/25/2026	1,445	1,607
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	640	708
3.625%, 01/22/2023	508	535
3.500%, 01/23/2025	150	163
3.500%, 04/01/2025	870	948
3.500%, 11/16/2026	2,420	2,645
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	5,770	6,222
3.200%, 02/23/2023	670	701
2.908%, VAR ICE LIBOR USD 3 Month+1.053%, 06/05/2023	410	420
1.431%, VAR United States Secured Overnight Financing Rate+0.798%, 03/09/2027	7,160	7,166
Goldman Sachs Group MTN
4.800%, 07/08/2044	260	326
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	1,060	1,090
Golub Capital BDC
3.375%, 04/15/2024	3,377	3,521
2.500%, 08/24/2026	761	763
Guardian Life Global Funding
1.100%, 06/23/2025 (D)	1,330	1,337

SEI Institutional Investments Trust / Annual Report / May 31, 2021	175

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
HSBC Bank PLC
7.650%, 05/01/2025	$796	$969
HSBC Bank USA
7.000%, 01/15/2039	510	772
HSBC Holdings PLC
4.950%, 03/31/2030	200	237
4.600%,VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.649%(F)	1,700	1,737
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	2,515	2,882
4.300%, 03/08/2026	5,405	6,129
4.250%, 03/14/2024	1,190	1,300
4.250%, 08/18/2025	960	1,066
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	830	923
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	970	1,071
3.262%, VAR ICE LIBOR USD 3 Month+1.055%, 03/13/2023	155	159
2.633%, VAR United States Secured Overnight Financing Rate+1.402%, 11/07/2025	2,065	2,179
2.013%, VAR United States Secured Overnight Financing Rate+1.732%, 09/22/2028	3,325	3,330
1.645%, VAR United States Secured Overnight Financing Rate+1.538%, 04/18/2026	290	295
1.589%, VAR United States Secured Overnight Financing Rate+1.290%, 05/24/2027	3,980	3,998
0.976%, VAR United States Secured Overnight Financing Rate+0.708%, 05/24/2025	4,190	4,208
ING Bank
5.800%, 09/25/2023 (D)	202	225
ING Groep
2.727%, VAR United States Secured Overnight Financing Rate+1.316%, 04/01/2032	960	976
Intercontinental Exchange
1.850%, 09/15/2032	3,890	3,639
Intesa Sanpaolo
3.375%, 01/12/2023 (D)	490	511
3.125%, 07/14/2022 (D)	1,420	1,460
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (D)	1,260	1,426
5.017%, 06/26/2024 (D)	870	949
JPMorgan Chase
8.750%, 09/01/2030	1,725	2,562
6.400%, 05/15/2038	385	557
4.950%, 06/01/2045	300	381

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	$740	$858
4.250%,10/01/2027	2,590	2,981
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	940	1,076
4.125%, 12/15/2026	2,420	2,746
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	725	819
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	6,275	6,802
3.900%, 07/15/2025	1,635	1,819
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	245	272
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	1,079	1,215
3.875%, 09/10/2024	440	482
3.797%, VAR ICE LIBOR USD 3 Month+0.890%, 07/23/2024	2,010	2,149
3.625%, 05/13/2024	1,490	1,626
3.625%, 12/01/2027	1,000	1,105
3.328%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/2052	1,898	1,926
3.200%, 06/15/2026	1,670	1,827
3.109%, VAR United States Secured Overnight Financing Rate+2.440%, 04/22/2051	210	206
2.972%, 01/15/2023	165	168
2.956%, VAR United States Secured Overnight Financing Rate+2.515%, 05/13/2031	2,570	2,664
2.739%, VAR United States Secured Overnight Financing Rate+1.510%, 10/15/2030	370	383
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	1,960	1,989
2.301%, VAR United States Secured Overnight Financing Rate+1.160%, 10/15/2025	3,120	3,268
2.182%, VAR United States Secured Overnight Financing Rate+1.890%, 06/01/2028	2,338	2,399
2.083%, VAR United States Secured Overnight Financing Rate+1.850%, 04/22/2026	6,938	7,210
2.069%, VAR United States Secured Overnight Financing Rate+1.015%, 06/01/2029	6,334	6,358
2.005%, VAR United States Secured Overnight Financing Rate+1.585%, 03/13/2026	75	78

176	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.578%, VAR United States Secured Overnight Financing Rate+0.885%, 04/22/2027	$7,829	$7,891
1.514%, VAR United States Secured Overnight Financing Rate+1.455%, 06/01/2024	2,130	2,175
1.045%, VAR United States Secured Overnight Financing Rate+0.800%, 11/19/2026	4,256	4,218
1.040%, VAR United States Secured Overnight Financing Rate+0.695%, 02/04/2027	7,633	7,540
0.824%, VAR United States Secured Overnight Financing Rate+0.540%, 06/01/2025	3,498	3,505
0.730%, VAR ICE LIBOR USD 3 Month+0.550%, 02/01/2027	2,740	2,636
KKR Group Finance II LLC
5.500%, 02/01/2043 (D)	120	156
KKR Group Finance III LLC
5.125%, 06/01/2044 (D)	1,005	1,262
Lehman Brothers Holdings
6.500%, 12/31/2049 (G)	4,040	-
Lehman Brothers Holdings MTN
6.750%, 12/31/2049 (G)	10,370	-
Lehman Brothers Holdings Capital Trust
VII MTN 5.857%, VAR ICE LIBOR USD 3 Month+0.840%(F)(G)	20,630	-
Lloyds Bank
3.500%, 05/14/2025	100	109
Lloyds Banking Group PLC
4.375%, 03/22/2028	1,180	1,349
4.050%, 08/16/2023	530	571
3.100%, 07/06/2021	2,610	2,617
2.907%, VAR ICE LIBOR USD 3 Month+0.810%, 11/07/2023	2,545	2,634
2.858%, VAR ICE LIBOR USD 3 Month+1.249%, 03/17/2023	2,705	2,758
1.627%,VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.850%, 05/11/2027	3,000	3,013
Macquarie Bank
3.624%, 06/03/2030 (D)	765	796
Macquarie Group
1.340%, VAR United States Secured Overnight Financing Rate+1.069%, 01/12/2027 (D)	2,395	2,373
MassMutual Global Funding II
2.500%, 10/17/2022 (D)	261	269
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (D)	2,220	2,244

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mercury General
4.400%, 03/15/2027	$1,720	$1,947
MetLife
6.400%, 12/15/2036	1,400	1,786
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (D)	2,865	3,184
0.900%, 06/08/2023 (D)	1,540	1,557
Morgan Stanley
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024	1,810	1,922
1.593%, VAR United States Secured Overnight Financing Rate+0.879%, 05/04/2027	4,680	4,720
0.985%, VAR United States Secured Overnight Financing Rate+0.720%, 12/10/2026	3,882	3,836
0.790%, VAR United States Secured Overnight Financing Rate+0.525%, 05/30/2025	11,833	11,839
Morgan Stanley MTN
5.500%, 07/28/2021	200	202
4.431%, VAR ICE LIBOR USD 3 Month+1.628%, 01/23/2030	725	841
4.350%, 09/08/2026	235	268
4.100%, 05/22/2023	110	118
4.000%, 07/23/2025	580	649
3.875%, 04/29/2024	2,045	2,232
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	280	312
3.700%, 10/23/2024	370	407
3.622%, VAR United States Secured Overnight Financing Rate+3.120%, 04/01/2031	5,705	6,285
3.591%, VAR ICE LIBOR USD 3 Month+1.340%, 07/22/2028	270	299
3.125%, 07/27/2026	525	572
2.720%, VAR United States Secured Overnight Financing Rate+1.152%, 07/22/2025	2,085	2,212
2.699%, VAR United States Secured Overnight Financing Rate+1.143%, 01/22/2031	10	10
2.188%, VAR United States Secured Overnight Financing Rate+1.990%, 04/28/2026	2,409	2,520
0.864%, VAR United States Secured Overnight Financing Rate+0.745%, 10/21/2025	2,750	2,759
National Securities Clearing
1.500%, 04/23/2025 (D)	6,290	6,430
1.200%, 04/23/2023 (D)	620	632

SEI Institutional Investments Trust / Annual Report / May 31, 2021	177

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nationwide Building Society
4.363%, VAR ICE LIBOR USD 3 Month+1.392%, 08/01/2024 (D)	$5,240	$5,642
3.766%, VAR ICE LIBOR USD 3 Month+1.064%, 03/08/2024 (D)	1,735	1,830
Nationwide Mutual Insurance
4.350%, 04/30/2050 (D)	938	1,012
2.474%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (D)	4,407	4,403
Natwest Group PLC
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	820	885
3.875%, 09/12/2023	1,340	1,439
New York Life Global Funding
2.875%, 04/10/2024 (D)	2,155	2,302
0.950%, 06/24/2025 (D)	550	551
New York Life Insurance
6.750%, 11/15/2039 (D)	765	1,120
3.750%, 05/15/2050 (D)	1,870	1,998
Nomura Holdings
2.648%, 01/16/2025	1,730	1,816
Nordea Bank ABP
1.000%, 06/09/2023 (D)	1,370	1,388
Northern Trust
2.375%, 08/02/2022	300	308
Northwestern Mutual Global Funding MTN
0.800%, 01/14/2026 (D)	1,835	1,818
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (D)	2,550	2,617
Oaktree Specialty Lending
2.700%, 01/15/2027	1,572	1,581
Ohio National Financial Services
5.550%, 01/24/2030 (D)	1,775	1,985
Owl Rock Capital
3.400%, 07/15/2026	4,443	4,645
Park Aerospace Holdings
5.500%, 02/15/2024 (D)	850	934
4.500%, 03/15/2023 (D)	4,470	4,690
PNC Financial Services Group
3.500%, 01/23/2024	255	275
Principal Life Global Funding II
1.250%, 06/23/2025 (D)	270	272
Private Export Funding
0.550%, 07/30/2024 (D)	2,055	2,059
Prospect Capital
3.706%, 01/22/2026	1,420	1,442
Raymond James Financial
4.950%, 07/15/2046	1,525	1,934
Royal Bank of Canada
0.438%, 06/29/2085 (B)	860	735
Royal Bank of Canada MTN
2.250%, 11/01/2024	170	179

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.600%, 04/17/2023	$1,170	$1,199
1.150%, 06/10/2025	730	735
Santander Holdings USA
3.450%, 06/02/2025	1,150	1,240
Santander UK Group Holdings PLC
4.796%, VAR ICE LIBOR USD 3 Month+1.570%, 11/15/2024	4,580	5,036
1.532%,VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.250%, 08/21/2026	1,140	1,146
1.089%, VAR United States Secured Overnight Financing Rate+0.787%, 03/15/2025	4,785	4,818
SBL Holdings
5.000%, 02/18/2031 (D)	2,641	2,850
Scentre Group Trust 1/ Scentre Group Trust 2
4.375%, 05/28/2030 (D)(E)	1,135	1,296
3.625%, 01/28/2026 (D)	2,877	3,147
Societe Generale
3.625%, 03/01/2041 (D)	2,665	2,600
Societe Generale MTN
3.653%,VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 07/08/2035 (D)	1,401	1,439
2.625%, 01/22/2025 (D)	1,345	1,411
Standard Chartered PLC
5.700%, 03/26/2044 (D)	427	537
5.200%, 01/26/2024 (D)	410	452
State Street
3.300%, 12/16/2024	310	340
3.152%, VAR United States Secured Overnight Financing Rate+2.650%, 03/30/2031	1,500	1,617
Swedbank
1.300%, 06/02/2023 (D)	930	945
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (D)	148	217
4.900%, 09/15/2044 (D)	600	746
4.270%, 05/15/2047 (D)	175	201
3.300%, 05/15/2050 (D)	4,055	4,009
Toronto-Dominion Bank MTN
3.250%, 06/11/2021	930	931
1.150%, 06/12/2025	730	737
0.750%, 06/12/2023	1,430	1,443
Travelers
4.600%, 08/01/2043	50	63
Truist Bank
3.800%, 10/30/2026	250	280
2.450%, 08/01/2022	250	256
Truist Financial MTN
2.750%, 04/01/2022	375	382
2.200%, 03/16/2023	3,500	3,615

178	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Trust Fibra Uno
6.390%, 01/15/2050 (D)	$1,258	$1,469
5.250%, 01/30/2026 (D)	1,164	1,304
UBS Group
4.253%, 03/23/2028 (D)	1,490	1,693
4.125%, 09/24/2025 (D)	1,010	1,133
3.491%, 05/23/2023 (D)	1,710	1,761
2.859%, VAR ICE LIBOR USD 3 Month+0.954%, 08/15/2023 (D)	240	247
UBS Group MTN
2.095%,VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.000%, 02/11/2032 (D)	4,945	4,755
UBS/London
1.750%, 04/21/2022 (D)	1,310	1,327
US Bancorp
2.400%, 07/30/2024	935	988
1.450%, 05/12/2025	1,610	1,651
US Bancorp MTN
3.600%, 09/11/2024	160	175
2.950%, 07/15/2022	497	511
USAA Capital
1.500%, 05/01/2023 (D)	150	153
Validus Holdings
8.875%, 01/26/2040	1,460	2,309
WEA Finance LLC / Westfield UK & Europe Finance PLC
3.750%, 09/17/2024 (D)	1,370	1,462
Wells Fargo
7.950%, 11/15/2029	925	1,263
5.606%, 01/15/2044	700	924
5.375%, 11/02/2043	220	283
4.480%, 01/16/2024	392	431
3.000%, 10/23/2026	1,640	1,778
2.188%, VAR United States Secured Overnight Financing Rate+2.000%, 04/30/2026	9,725	10,143
Wells Fargo MTN
5.013%, VAR United States Secured Overnight Financing Rate+4.502%, 04/04/2051	6,490	8,583
4.900%, 11/17/2045	1,310	1,605
4.750%, 12/07/2046	2,365	2,878
4.650%, 11/04/2044	560	664
4.478%, VAR United States Secured Overnight Financing Rate+4.032%, 04/04/2031	6,635	7,730
4.400%, 06/14/2046	220	255
4.300%, 07/22/2027	1,180	1,349
4.150%, 01/24/2029	1,450	1,657
3.750%, 01/24/2024	360	389
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	2,075	2,294

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 03/08/2022	$42	$43
3.450%, 02/13/2023	685	721
3.196%, VAR ICE LIBOR USD 3 Month+1.170%, 06/17/2027	3,675	3,996
2.879%, VAR United States Secured Overnight Financing Rate+1.432%, 10/30/2030	2,530	2,650
2.572%, VAR United States Secured Overnight Financing Rate+1.262%, 02/11/2031	415	425
2.406%, VAR United States Secured Overnight Financing Rate+1.087%, 10/30/2025	2,570	2,703
2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/2028	2,410	2,505
Westpac Banking
2.668%,VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.750%,11/15/2035	3,544	3,439

		733,595

Health Care — 2.5%
Abbott Laboratories
4.900%, 11/30/2046	840	1,110
4.750%, 11/30/2036	440	552
3.750%, 11/30/2026	406	460
AbbVie
5.000%, 12/15/2021	173	175
4.550%, 03/15/2035	1,800	2,144
4.500%, 05/14/2035	1,919	2,276
4.450%, 05/14/2046	559	654
4.400%, 11/06/2042	2,540	2,951
4.300%, 05/14/2036	551	637
4.250%, 11/14/2028	795	916
4.250%, 11/21/2049	7,460	8,585
4.050%, 11/21/2039	1,798	2,013
3.800%, 03/15/2025	700	768
3.750%, 11/14/2023	370	399
3.600%, 05/14/2025	1,605	1,755
3.450%, 03/15/2022	470	479
3.200%, 05/14/2026	145	157
3.200%, 11/21/2029	3,664	3,933
2.950%, 11/21/2026	610	655
2.900%, 11/06/2022	350	363
2.600%, 11/21/2024	2,760	2,923
2.300%, 11/21/2022	5,287	5,440
Amgen
5.150%, 11/15/2041	316	405
4.663%, 06/15/2051	104	128
4.400%, 05/01/2045	900	1,055
3.625%, 05/22/2024	220	239
3.150%, 02/21/2040	1,335	1,353

SEI Institutional Investments Trust / Annual Report / May 31, 2021	179

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Anthem
4.625%, 05/15/2042	$219	$261
3.650%, 12/01/2027	330	368
3.500%, 08/15/2024	1,950	2,112
3.350%, 12/01/2024	1,190	1,293
3.300%, 01/15/2023	133	139
3.125%, 05/15/2022	740	760
2.950%, 12/01/2022	560	581
AstraZeneca
3.500%, 08/17/2023	610	651
3.000%, 05/28/2051	780	770
1.375%, 08/06/2030	1,257	1,181
Astrazeneca Finance LLC
1.750%, 05/28/2028	1,170	1,169
1.200%, 05/28/2026	2,338	2,341
Baxalta
3.600%, 06/23/2022	870	894
Baxter International
3.950%, 04/01/2030	890	1,010
BayCare Health System
3.831%, 11/15/2050	2,765	3,170
Bayer US Finance II LLC
4.875%, 06/25/2048 (D)	4,325	5,183
4.700%, 07/15/2064 (D)	400	461
4.400%, 07/15/2044 (D)	2,750	3,093
Becton Dickinson
4.685%, 12/15/2044	469	563
3.734%, 12/15/2024	1,630	1,784
3.363%, 06/06/2024	1,170	1,259
2.823%, 05/20/2030	1,000	1,036
Biogen
3.625%, 09/15/2022	815	849
3.250%, 02/15/2051 (D)	280	263
Bristol-Myers Squibb
5.000%, 08/15/2045	99	130
3.875%, 08/15/2025	566	635
3.550%, 08/15/2022	550	572
3.400%, 07/26/2029	815	904
3.200%, 06/15/2026	1,170	1,287
2.900%, 07/26/2024	1,352	1,449
2.600%, 05/16/2022	830	849
2.550%, 11/13/2050	2,361	2,148
2.250%, 08/15/2021	660	663
Centene
3.000%, 10/15/2030	5,616	5,616
Cigna
4.900%, 12/15/2048	1,000	1,247
4.375%, 10/15/2028	1,120	1,293
4.125%, 11/15/2025	585	659
3.875%, 10/15/2047	770	830
3.750%, 07/15/2023	715	764
3.400%, 03/15/2050	250	250

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.250%, 04/15/2025	$1,000	$1,084
2.400%, 03/15/2030	300	303
CommonSpirit Health
4.350%, 11/01/2042	1,385	1,576
4.187%, 10/01/2049	2,025	2,218
CVS Health
5.125%, 07/20/2045	170	213
5.050%, 03/25/2048	10,737	13,318
4.780%, 03/25/2038	1,198	1,429
4.300%, 03/25/2028	6,942	7,953
4.250%, 04/01/2050	630	711
4.125%, 04/01/2040	240	268
3.875%, 07/20/2025	929	1,030
3.750%, 04/01/2030	1,835	2,034
3.700%, 03/09/2023	297	314
3.625%, 04/01/2027	1,470	1,631
3.375%, 08/12/2024	95	103
3.000%, 08/15/2026	821	891
2.750%, 12/01/2022	230	237
2.700%, 08/21/2040	1,202	1,124
Danaher
3.350%, 09/15/2025	761	837
2.600%, 10/01/2050	1,116	1,021
DH Europe Finance II Sarl
2.600%, 11/15/2029	1,548	1,603
2.200%, 11/15/2024	2,089	2,193
2.050%, 11/15/2022	1,214	1,244
Gilead Sciences
4.750%, 03/01/2046	40	49
4.600%, 09/01/2035	2,000	2,400
4.000%, 09/01/2036	681	767
3.700%, 04/01/2024	1,540	1,664
3.650%, 03/01/2026	890	984
2.800%, 10/01/2050	1,701	1,547
2.600%, 10/01/2040	1,319	1,227
1.200%, 10/01/2027	380	373
GlaxoSmithKline Capital PLC
3.000%, 06/01/2024	670	719
2.850%, 05/08/2022	50	51
HCA
5.250%, 04/15/2025	750	864
5.250%, 06/15/2049	2,905	3,584
5.125%, 06/15/2039	1,240	1,512
5.000%, 03/15/2024	4,830	5,387
Health Care Service, A Mutual Legal Reserve
2.200%, 06/01/2030 (D)	2,235	2,221
Humana
4.950%, 10/01/2044	200	245
4.800%, 03/15/2047	50	61
4.500%, 04/01/2025	120	135
3.950%, 03/15/2027	860	968

180	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.850%, 10/01/2024	$2,530	$2,759
3.150%, 12/01/2022	190	196
Johnson & Johnson
3.700%, 03/01/2046	970	1,114
2.450%, 09/01/2060	2,085	1,874
0.950%, 09/01/2027	990	976
0.550%, 09/01/2025	490	487
Mass General Brigham
3.192%, 07/01/2049	245	252
Medtronic
4.625%, 03/15/2045	123	156
Merck
1.450%, 06/24/2030	2,820	2,713
0.750%, 02/24/2026	840	834
Pfizer
4.000%, 12/15/2036	1,050	1,237
2.800%, 03/11/2022	730	745
2.700%, 05/28/2050	1,941	1,834
2.625%, 04/01/2030	2,390	2,510
2.550%, 05/28/2040	2,649	2,572
1.700%, 05/28/2030 (E)	680	665
0.800%, 05/28/2025	1,050	1,056
Regeneron Pharmaceuticals
2.800%, 09/15/2050	941	823
1.750%, 09/15/2030	2,861	2,682
Royalty Pharma PLC
3.550%, 09/02/2050 (D)	1,786	1,719
2.200%, 09/02/2030 (D)	2,370	2,280
1.750%, 09/02/2027 (D)	1,350	1,338
1.200%, 09/02/2025 (D)	980	972
0.750%, 09/02/2023 (D)	1,650	1,651
RWJ Barnabas Health
3.949%, 07/01/2046	2,445	2,770
STERIS Irish FinCo UnLtd
3.750%, 03/15/2051	2,108	2,151
Takeda Pharmaceutical
3.175%, 07/09/2050	2,722	2,613
Teva Pharmaceutical Finance
3.650%, 11/10/2021	184	185
Thermo Fisher Scientific
4.497%, 03/25/2030	3,076	3,617
UnitedHealth Group
6.625%, 11/15/2037	200	296
5.800%, 03/15/2036	560	776
4.625%, 07/15/2035	940	1,161
4.450%, 12/15/2048	140	173
4.250%, 06/15/2048	180	215
3.875%, 12/15/2028	250	285
3.875%, 08/15/2059	987	1,119
3.750%, 07/15/2025	330	368
3.750%, 10/15/2047	268	294
3.700%, 08/15/2049	140	155

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 06/15/2023	$230	$245
3.375%, 11/15/2021	400	403
3.250%, 05/15/2051	1,357	1,392
3.125%, 05/15/2060	90	89
3.050%, 05/15/2041	2,848	2,909
2.900%, 05/15/2050	1,236	1,195
2.875%, 12/15/2021	450	456
2.875%, 03/15/2023	150	157
2.750%, 05/15/2040	2,199	2,159
2.375%, 10/15/2022	100	103
2.300%, 05/15/2031	3,988	4,019
2.000%, 05/15/2030	220	219
1.250%, 01/15/2026	260	263
Utah Acquisition Sub
3.950%, 06/15/2026	2,665	2,949
Viatris
4.000%, 06/22/2050 (D)	1,455	1,478
2.700%, 06/22/2030 (D)	305	304
Wyeth LLC
6.450%, 02/01/2024	365	423
5.950%, 04/01/2037	320	447
Zimmer Biomet Holdings
3.550%, 04/01/2025	225	245

		230,183

Industrials — 2.2%
3M
3.700%, 04/15/2050	300	342
3.250%, 08/26/2049	460	489
2.375%, 08/26/2029	2,320	2,404
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
5.000%, 10/01/2021	2,025	2,055
4.500%, 09/15/2023	593	637
4.125%, 07/03/2023	1,342	1,423
3.650%, 07/21/2027	1,120	1,191
3.500%, 05/26/2022	2,750	2,822
Air Lease
3.500%, 01/15/2022	1,000	1,019
3.375%, 07/01/2025	490	526
3.250%, 03/01/2025	525	557
Air Lease MTN
2.300%, 02/01/2025	605	624
American Airlines Pass-Through Trust, Ser 2015-1, Cl A
3.375%, 05/01/2027	95	95
BAE Systems PLC
4.750%, 10/11/2021 (D)	2,455	2,494
Boeing
7.250%, 06/15/2025	107	130
5.930%, 05/01/2060	550	717
5.805%, 05/01/2050	2,253	2,908

SEI Institutional Investments Trust / Annual Report / May 31, 2021	181

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.705%, 05/01/2040	$1,374	$1,713
5.150%, 05/01/2030	1,240	1,453
5.040%, 05/01/2027	355	408
4.875%, 05/01/2025	2,290	2,572
4.508%, 05/01/2023	2,225	2,377
3.750%, 02/01/2050	858	842
3.625%, 02/01/2031	1,642	1,742
3.250%, 02/01/2028	1,634	1,721
3.250%, 02/01/2035	3,164	3,131
3.200%, 03/01/2029	720	748
3.100%, 05/01/2026	230	245
2.800%, 03/01/2027	280	291
2.700%, 02/01/2027	1,165	1,207
2.196%, 02/04/2026	4,817	4,838
1.433%, 02/04/2024	5,034	5,051
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036	200	300
4.550%, 09/01/2044	1,220	1,508
3.650%, 09/01/2025	140	155
3.550%, 02/15/2050	384	415
3.300%, 09/15/2051	1,455	1,515
3.050%, 09/01/2022	300	308
3.050%, 02/15/2051	761	761
Canadian Pacific Railway
6.125%, 09/15/2115	34	50
Carrier Global
3.577%, 04/05/2050	150	153
3.377%, 04/05/2040	280	286
Caterpillar
4.300%, 05/15/2044	50	61
Cintas No.2
3.700%, 04/01/2027	590	663
2.900%, 04/01/2022	610	622
CNH Industrial Capital LLC
1.875%, 01/15/2026	805	819
Continental Airlines Pass-Through Trust, Ser 2007-1, CI A
5.983%, 04/19/2022	2,844	2,916
Continental Airlines Pass-Through Trust, Ser 2007-1, CI B
6.903%, 04/19/2022	6	6
Continental Airlines Pass-Through Trust, Ser 2012-2, CI A
4.000%, 10/29/2024	47	50
CoStar Group
2.800%, 07/15/2030 (D)	1,485	1,480
Crowley Conro LLC
4.181%, 08/15/2043	828	967
DAE Funding LLC
3.375%, 03/20/2028 (D)	1,885	1,893
2.625%, 03/20/2025 (D)	1,253	1,266

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Deere
3.750%, 04/15/2050	$920	$1,066
3.100%, 04/15/2030	160	175
Delta Air Lines Pass-Through Trust, Ser 2020-1, CI AA
2.000%, 06/10/2028	2,910	2,916
Delta Air Lines/Skymiles LP
4.750%, 10/20/2028 (D)	5,759	6,292
4.500%, 10/20/2025 (D)	4,423	4,775
Eaton
7.625%, 04/01/2024	325	385
4.150%, 11/02/2042	530	613
4.000%, 11/02/2032	99	114
2.750%, 11/02/2022	1,740	1,800
Equifax
3.950%, 06/15/2023	3,015	3,217
2.600%,12/15/2025	445	472
GE Capital Funding LLC
4.400%, 05/15/2030	3,325	3,827
3.450%, 05/15/2025	805	878
GE Capital International Funding Unlimited
4.418%, 11/15/2035	15,643	18,236
General Dynamics
4.250%, 04/01/2040	1,915	2,272
4.250%, 04/01/2050	230	281
General Electric
4.350%, 05/01/2050	1,400	1,599
4.250%, 05/01/2040	1,544	1,748
3.625%, 05/01/2030	1,825	2,006
3.450%, 05/01/2027	1,659	1,827
General Electric MTN
6.875%, 01/10/2039	1,546	2,253
6.750%, 03/15/2032	190	258
5.875%, 01/14/2038	1,238	1,641
3.450%, 05/15/2024	140	151
0.636%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	3,035	2,526
Honeywell International
1.950%, 06/01/2030	2,035	2,038
1.350%, 06/01/2025	510	522
IHS Markit
5.000%, 11/01/2022 (D)	3,000	3,148
4.750%, 02/15/2025 (D)	1,000	1,122
4.750%, 08/01/2028	1,000	1,165
3.625%, 05/01/2024	1,550	1,667
ILFC E-Capital Trust II
4.250%, VAR ICE LIBOR USD 3 Month+1.800%, 12/21/2065 (D)	1,200	1,040
JetBlue Pass-Through Trust, Ser 2019-1, CI AA
2.750%, 05/15/2032	155	156

182	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
John Deere Capital MTN
2.150%, 09/08/2022	$145	$149
1.200%, 04/06/2023	1,797	1,830
0.550%, 07/05/2022	2,334	2,344
L3Harris Technologies
5.054%, 04/27/2045	480	609
4.854%, 04/27/2035	210	259
Lockheed Martin
3.550%, 01/15/2026	1,440	1,600
3.100%, 01/15/2023	110	114
Northrop Grumman
5.250%, 05/01/2050	3,940	5,339
5.150%, 05/01/2040	805	1,032
4.030%, 10/15/2047	1,585	1,808
3.850%, 04/15/2045	350	389
3.250%, 08/01/2023	2,225	2,361
3.250%, 01/15/2028	1,853	2,007
2.930%, 01/15/2025	2,129	2,278
Otis Worldwide
3.112%, 02/15/2040	1,185	1,196
2.056%, 04/05/2025	340	353
Parker-Hannifin
2.700%, 06/14/2024	830	880
Penske Truck Leasing LP/ PTL Finance
3.950%, 03/10/2025 (D)	225	247
Raytheon Technologies
5.400%, 05/01/2035	640	824
4.500%, 06/01/2042	560	672
4.125%, 11/16/2028	480	547
3.950%, 08/16/2025	800	893
3.150%, 12/15/2024	320	345
3.125%, 07/01/2050	1,290	1,269
2.250%, 07/01/2030	680	679
Republic Services
4.750%, 05/15/2023	119	128
2.500%, 08/15/2024	2,035	2,147
1.450%, 02/15/2031	3,670	3,378
Roper Technologies
1.000%, 09/15/2025	940	938
Siemens Financieringsmaatschappij
1.200%, 03/11/2026 (D)	2,830	2,832
0.650%, 03/11/2024 (D)	478	480
Southwest Airlines
5.125%, 06/15/2027	4,293	5,024
4.750%, 05/04/2023	1,634	1,761
Triton Container International
2.050%, 04/15/2026 (D)	1,490	1,502
Union Pacific
3.839%, 03/20/2060	970	1,041
3.750%, 07/15/2025	530	590
3.750%, 02/05/2070	941	979
3.250%, 02/05/2050	2,535	2,531

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.150%, 03/01/2024	$646	$693
2.950%, 03/01/2022	1,354	1,382
2.891%, 04/06/2036 (D)	835	845
2.400%, 02/05/2030	1,494	1,524
2.150%, 02/05/2027	1,476	1,528
United Parcel Service
5.300%, 04/01/2050	870	1,214
5.200%, 04/01/2040	525	691
2.350%, 05/16/2022	235	239
US Airways Pass-Through Trust, Ser 2012-1, CI A
5.900%, 10/01/2024	24	26
US Airways Pass-Through Trust, Ser 2012-2, CI A
4.625%, 06/03/2025	2,773	2,773

		201,422

Information Technology — 1.8%
Adobe
2.300%, 02/01/2030	1,300	1,333
Apple
4.650%, 02/23/2046	2,460	3,135
4.375%, 05/13/2045	820	1,002
3.850%, 05/04/2043	375	427
3.450%, 05/06/2024	350	381
2.800%, 02/08/2061	761	700
2.650%, 05/11/2050	1,879	1,739
2.650%, 02/08/2051	1,906	1,780
2.550%, 08/20/2060	1,786	1,567
2.450%, 08/04/2026	2,560	2,729
2.400%, 05/03/2023	95	99
2.375%, 02/08/2041	761	711
2.150%, 02/09/2022	90	91
1.125%, 05/11/2025	1,720	1,746
Applied Materials
1.750%, 06/01/2030	1,070	1,046
Avnet
4.875%, 12/01/2022	1,570	1,666
Broadcom
4.750%, 04/15/2029	1,065	1,219
4.700%, 04/15/2025	1,670	1,883
4.150%, 11/15/2030	3,769	4,128
3.875%, 01/15/2027	576	633
3.469%, 04/15/2034 (D)	1,965	1,994
3.419%, 04/15/2033 (D)	5,937	6,049
3.150%, 11/15/2025	2,532	2,722
2.450%, 02/15/2031 (D)	1,330	1,276
Corning
5.450%, 11/15/2079	1,685	2,172
Dell International LLC / EMC
8.350%, 07/15/2046 (D)	817	1,281
6.100%, 07/15/2027 (D)	772	948

SEI Institutional Investments Trust / Annual Report / May 31, 2021	183

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.900%, 10/01/2026 (D)	$388	$446
Flex
4.875%, 05/12/2030	930	1,070
Hewlett Packard Enterprise
4.650%, 10/01/2024	4,725	5,281
HP
2.200%, 06/17/2025	2,451	2,564
Intel
4.750%, 03/25/2050	4,255	5,419
4.100%, 05/19/2046	885	1,025
3.734%, 12/08/2047	119	130
3.300%, 10/01/2021	75	76
3.250%, 11/15/2049	1,000	1,016
3.100%, 07/29/2022	75	77
3.100%, 02/15/2060	333	318
International Business Machines
3.000%, 05/15/2024	2,340	2,509
KLA
3.300%, 03/01/2050	1,035	1,027
Lam Research
3.800%, 03/15/2025	150	166
Marvell Technology Group
4.200%, 06/22/2023	1,800	1,922
Mastercard
3.850%, 03/26/2050	2,850	3,275
3.375%, 04/01/2024	720	781
3.350%, 03/26/2030	1,340	1,490
Micron Technology
2.497%, 04/24/2023	660	684
Microsoft
4.100%, 02/06/2037	245	292
3.500%, 02/12/2035	460	519
3.450%, 08/08/2036	1,622	1,809
3.300%, 02/06/2027	1,570	1,748
3.041%, 03/17/2062	281	282
2.921%, 03/17/2052	1,416	1,421
2.875%, 02/06/2024	970	1,031
2.700%, 02/12/2025	360	387
2.675%, 06/01/2060	495	461
2.525%, 06/01/2050	240	223
2.400%, 08/08/2026	2,510	2,678
2.375%, 02/12/2022	50	51
2.375%, 05/01/2023	50	52
NVIDIA
3.700%, 04/01/2060	680	748
3.500%, 04/01/2040	990	1,080
3.500%, 04/01/2050	2,010	2,160
2.850%, 04/01/2030	2,800	2,983
NXP BV/ NXP Funding LLC/ NXP USA
3.875%, 06/18/2026 (D)	1,583	1,760
3.250%, 05/11/2041 (D)	833	837
3.150%, 05/01/2027 (D)	758	814

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.700%, 05/01/2025 (D)	$430	$455
Oracle
4.375%, 05/15/2055	810	892
4.300%, 07/08/2034	285	325
4.100%, 03/25/2061	311	326
3.950%, 03/25/2051	4,648	4,831
3.900%, 05/15/2035 (K)	3,620	3,961
3.800%, 11/15/2037	4,295	4,585
3.650%, 03/25/2041	1,564	1,595
3.600%, 04/01/2040	1,720	1,755
3.600%, 04/01/2050	410	405
2.950%,11/15/2024	1,216	1,300
2.950%, 05/15/2025	695	743
2.950%, 04/01/2030	1,285	1,339
2.875%, 03/25/2031	6,862	7,035
2.800%, 04/01/2027	2,326	2,474
2.625%, 02/15/2023	1,008	1,046
2.300%, 03/25/2028	831	851
1.650%, 03/25/2026	4,292	4,348
PayPal Holdings
2.300%, 06/01/2030	5,500	5,572
1.650%, 06/01/2025	3,589	3,711
1.350%, 06/01/2023	620	633
QUALCOMM
1.650%, 05/20/2032	119	111
1.300%, 05/20/2028	1,795	1,745
salesforce.com
3.250%, 04/11/2023	740	780
Skyworks Solutions
1.800%, 06/01/2026	2,825	2,850
Texas Instruments
4.150%, 05/15/2048	1,250	1,521
1.750%, 05/04/2030	440	430
TSMC Global
1.375%, 09/28/2030 (D)	4,320	4,004
VeriSign
2.700%, 06/15/2031	1,555	1,554
Visa
4.300%, 12/14/2045	810	995
3.150%, 12/14/2025	660	724
1.900%, 04/15/2027	390	404
VMware
4.700%, 05/15/2030	1,529	1,777
3.900%, 08/21/2027	304	338
Vontier
2.950%, 04/01/2031 (D)	925	915
1.800%, 04/01/2026 (D)	1,170	1,168

		162,567

Materials — 0.9%
Air Liquide Finance
2.250%, 09/27/2023 (D)	1,215	1,263

184	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Amcor Finance USA
3.625%, 04/28/2026	$2,000	$2,190
Anglo American Capital
4.000%, 09/11/2027 (D)	280	311
3.625%, 09/11/2024 (D)	1,810	1,963
ArcelorMittal
3.600%, 07/16/2024	1,540	1,643
Barrick Gold
5.250%, 04/01/2042	740	942
Barrick North America Finance LLC
5.700%, 05/30/2041	470	624
Berry Global
4.875%, 07/15/2026 (D)	700	739
1.570%, 01/15/2026 (D)	1,010	1,011
0.950%, 02/15/2024 (D)	3,505	3,517
BHP Billiton Finance USA
5.000%, 09/30/2043	40	53
2.875%, 02/24/2022	79	80
Dow Chemical
4.800%, 05/15/2049	925	1,135
4.375%, 11/15/2042	392	453
3.600%, 11/15/2050	458	467
DuPont de Nemours Inc
4.493%, 11/15/2025	3,605	4,113
Equate Petrochemical MTN
4.250%, 11/03/2026 (D)	1,640	1,819
2.625%, 04/28/2028 (D)	2,250	2,264
Glencore Funding LLC
4.125%, 05/30/2023 (D)	50	53
4.000%, 03/27/2027 (D)	1,570	1,742
Industrias Penoles
4.150%, 09/12/2029 (D)	2,290	2,481
International Flavors and Fragrances
5.000%, 09/26/2048	2,365	2,912
3.468%, 12/01/2050 (D)	1,980	1,968
1.230%, 10/01/2025 (D)	4,110	4,099
LYB International Finance III LLC
3.800%,10/01/2060	376	375
3.625%, 04/01/2051	1,844	1,855
3.375%, 10/01/2040	2,280	2,292
Nacional del Cobre de Chile
4.250%, 07/17/2042 (D)	1,790	1,954
3.625%, 08/01/2027 (D)	2,770	3,012
Newcrest Finance Pty
3.250%, 05/13/2030 (D)	1,140	1,208
NewMarket
2.700%, 03/18/2031	1,922	1,914
Newmont
2.250%, 10/01/2030	4,801	4,744
OCP
4.500%, 10/22/2025 (D)	1,860	1,988

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Orbia Advance
2.875%, 05/11/2031 (D)	$1,340	$1,337
1.875%, 05/11/2026 (D)	1,410	1,418
Southern Copper
5.250%, 11/08/2042	4,540	5,448
Suzano Austria GmbH
6.000%, 01/15/2029	2,540	3,003
Teck Resources
6.250%, 07/15/2041	875	1,135
6.125%, 10/01/2035	361	453
5.200%, 03/01/2042	899	1,034
3.900%, 07/15/2030	685	733
Vale Overseas
6.875%, 11/21/2036	1,595	2,161
6.250%, 08/10/2026	2,290	2,768
Westlake Chemical
5.000%, 08/15/2046	18	22
4.375%, 11/15/2047	1,175	1,318
3.600%, 08/15/2026	833	916
WestRock RKT LLC
4.000%, 03/01/2023	330	347

		79,277

Real Estate — 0.9%
Agree
2.900%, 10/01/2030	567	585
2.000%, 06/15/2028	1,136	1,125
American Campus Communities Operating Partnership
3.750%, 04/15/2023	2,255	2,369
American Tower
2.700%, 04/15/2031	1,152	1,166
1.875%, 10/15/2030	3,215	3,055
1.600%, 04/15/2026	1,537	1,554
AvalonBay Communities MTN
4.350%, 04/15/2048	235	281
2.450%, 01/15/2031	2,490	2,513
Boston Properties
3.800%, 02/01/2024	2,000	2,152
3.400%, 06/21/2029	1,510	1,614
2.900%, 03/15/2030	125	127
Brixmor Operating Partnership
2.250%, 04/01/2028	532	529
Camden Property Trust
2.800%, 05/15/2030	925	961
CC Holdings GS V LLC / Crown Castle GS III Corp
3.849%, 04/15/2023	580	616
Crown Castle International
4.000%, 03/01/2027	381	426
2.900%, 04/01/2041	1,066	991
2.100%, 04/01/2031	4,221	4,031

SEI Institutional Investments Trust / Annual Report / May 31, 2021	185

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.050%, 07/15/2026	$2,284	$2,238
CyrusOne/CyrusOne Finance
2.900%, 11/15/2024	2,682	2,840
Equinix
2.950%, 09/15/2051	1,620	1,481
ERP Operating
4.625%, 12/15/2021	200	203
Essex Portfolio
2.550%, 06/15/2031	786	785
1.700%, 03/01/2028	3,651	3,549
Federal Realty Investment Trust
3.950%, 01/15/2024	1,054	1,139
GLP Capital LP / GLP Financing II
5.750%, 06/01/2028	1,250	1,466
5.375%, 11/01/2023	839	915
5.375%, 04/15/2026	1,555	1,776
5.300%, 01/15/2029	2,545	2,933
5.250%, 06/01/2025	2,330	2,630
4.000%, 01/15/2030	1,619	1,715
Healthcare Realty Trust
3.875%, 05/01/2025	1,455	1,582
Healthcare Trust of America Holdings
3.500%, 08/01/2026	1,010	1,115
Life Storage
3.875%, 12/15/2027	935	1,047
Mid-America Apartments
4.300%, 10/15/2023	782	843
4.000%, 11/15/2025	934	1,038
3.950%, 03/15/2029	766	858
3.750%, 06/15/2024	1,790	1,937
3.600%, 06/01/2027	117	130
Piedmont Operating Partnership
4.450%, 03/15/2024	125	135
Prologis
3.000%, 04/15/2050	255	247
Regency Centers
2.950%, 09/15/2029	1,657	1,712
Sabra Health Care
3.900%, 10/15/2029	1,335	1,389
Simon Property Group
3.800%, 07/15/2050	1,540	1,624
2.450%, 09/13/2029	1,915	1,946
SL Green Operating Partnership
3.250%, 10/15/2022	3,000	3,097
SL Green Realty
4.500%, 12/01/2022 (E)	500	522
Spirit Realty
4.450%, 09/15/2026	97	108
4.000%, 07/15/2029	439	481
3.400%, 01/15/2030	918	965
3.200%, 02/15/2031	1,805	1,839
2.700%, 02/15/2032	836	813

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.100%, 03/15/2028	$1,517	$1,499
STORE Capital
4.625%, 03/15/2029	973	1,099
4.500%, 03/15/2028	2,879	3,216
2.750%, 11/18/2030	1,350	1,339
Ventas Realty
3.000%, 01/15/2030	1,500	1,553
VEREIT Operating Partnership
3.400%, 01/15/2028	809	874
2.850%, 12/15/2032	1,105	1,126
2.200%, 06/15/2028	817	821
Vornado Realty
3.400%, 06/01/2031	470	474
2.150%, 06/01/2026	940	949
Welltower
4.500%, 01/15/2024	183	199

		84,342

Utilities — 2.3%
Abu Dhabi National Energy PJSC MTN
3.400%, 04/29/2051 (D)	1,850	1,901
2.000%, 04/29/2028 (D)	2,830	2,845
AES
1.375%, 01/15/2026 (D)	1,642	1,624
Alabama Power
3.700%, 12/01/2047	2,745	3,006
Alabama Power Capital Trust V
3.302%, VAR ICE LIBOR USD 3 Month+3.100%, 10/01/2042	100	98
Ameren
1.750%, 03/15/2028	759	750
Appalachian Power
4.500%, 03/01/2049	60	71
4.450%, 06/01/2045	1,600	1,858
Berkshire Hathaway Energy
2.850%, 05/15/2051	2,430	2,238
Black Hills
3.875%, 10/15/2049	685	709
3.050%, 10/15/2029	934	980
Boston Gas
4.487%, 02/15/2042 (D)	140	161
CenterPoint Energy
3.600%, 11/01/2021	1,095	1,110
Comision Federal de Electricidad
4.875%, 01/15/2024 (D)	300	328
4.750%, 02/23/2027 (D)	1,410	1,560
Commonwealth Edison
3.400%, 09/01/2021	140	140
Consolidated Edison of New York
4.650%, 12/01/2048	2,000	2,417
4.450%, 03/15/2044	2,375	2,765
3.950%, 04/01/2050	210	231

186	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.350%, 04/01/2030	$260	$282
Consumers Energy
2.500%, 05/01/2060	646	554
Delmarva Power & Light
3.500%, 11/15/2023	170	182
Dominion Energy
3.300%, 04/15/2041	615	620
3.071%, 08/15/2024	1,800	1,919
2.000%, 08/15/2021	1,074	1,076
1.450%, 04/15/2026	2,389	2,404
DTE Electric
2.950%, 03/01/2050	1,684	1,634
DTE Energy
3.800%, 03/15/2027	1,537	1,712
2.950%, 03/01/2030	1,019	1,059
2.529%, 10/01/2024	1,775	1,870
1.050%, 06/01/2025	4,782	4,777
Duke Energy
3.550%, 09/15/2021	952	953
3.150%, 08/15/2027	850	923
2.400%, 08/15/2022	1,380	1,411
1.800%, 09/01/2021	1,607	1,611
0.900%, 09/15/2025	1,955	1,937
Duke Energy Carolinas LLC
4.250%, 12/15/2041	1,000	1,176
4.000%, 09/30/2042	1,512	1,717
2.550%, 04/15/2031	770	791
Duke Energy Florida LLC
3.850%, 11/15/2042	720	810
3.200%, 01/15/2027	1,600	1,751
Duke Energy Indiana LLC
2.750%, 04/01/2050	605	567
Duke Energy Progress LLC
4.150%, 12/01/2044	250	288
2.800%, 05/15/2022	215	219
2.500%, 08/15/2050	1,144	1,006
Enel Finance International
4.625%, 09/14/2025 (D)	3,090	3,512
Entergy
2.400%, 06/15/2031	615	605
1.900%, 06/15/2028	1,525	1,509
Entergy Arkansas LLC
2.650%, 06/15/2051	2,804	2,543
Entergy Texas
3.450%, 12/01/2027	1,625	1,751
Evergy
5.292%, 06/15/2022	1,216	1,261
2.900%, 09/15/2029	1,011	1,045
2.450%, 09/15/2024	1,424	1,493
Evergy Kansas Central
3.450%, 04/15/2050	1,276	1,348

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Evergy Metro
5.300%, 10/01/2041	$250	$319
Evergy Missouri West
8.270%, 11/15/2021	2,894	2,988
Eversource Energy
2.900%, 10/01/2024	3,730	3,970
2.550%, 03/15/2031	1,144	1,160
Exelon
5.625%, 06/15/2035	1,720	2,232
3.950%, 06/15/2025	1,395	1,540
FirstEnergy
7.375%, 11/15/2031	4,905	6,533
4.750%, 03/15/2023	2,040	2,154
4.400%, 07/15/2027	1,310	1,428
1.600%, 01/15/2026	300	291
Florida Power & Light
3.250%, 06/01/2024	455	487
Interstate Power and Light
3.500%, 09/30/2049	584	607
ITC Holdings
4.050%, 07/01/2023	2,075	2,210
2.700%, 11/15/2022	1,541	1,587
KeySpan Gas East
2.742%, 08/15/2026 (D)	1,175	1,242
Metropolitan Edison
4.300%, 01/15/2029 (D)	1,704	1,885
4.000%, 04/15/2025 (D)	1,000	1,062
3.500%, 03/15/2023 (D)	5,050	5,235
MidAmerican Energy
4.800%, 09/15/2043	1,500	1,895
3.650%, 04/15/2029	1,330	1,492
Mid-Atlantic Interstate Transmission LLC
4.100%, 05/15/2028 (D)	220	244
Mississippi Power
4.250%, 03/15/2042	1,128	1,286
3.950%, 03/30/2028	1,879	2,095
Monongahela Power
5.400%, 12/15/2043 (D)	1,300	1,645
NextEra Energy Capital Holdings
2.403%, 09/01/2021	70	70
2.250%, 06/01/2030	1,245	1,241
0.650%, 03/01/2023	2,640	2,653
0.420%, VAR ICE LIBOR USD 3 Month+0.270%, 02/22/2023	5,000	5,001
NiSource
5.800%, 02/01/2042	471	619
Northern States Power
3.200%, 04/01/2052	766	788
2.250%, 04/01/2031	759	770
NSTAR Electric
3.100%, 06/01/2051	700	696

SEI Institutional Investments Trust / Annual Report / May 31, 2021	187

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Oncor Electric Delivery LLC
2.750%, 05/15/2030	$1,950	$2,054
Pacific Gas and Electric
4.950%, 07/01/2050	762	773
4.750%, 02/15/2044	381	376
4.550%, 07/01/2030	549	578
4.500%, 07/01/2040	389	382
4.200%, 06/01/2041	656	632
3.950%, 12/01/2047	1,466	1,311
3.500%, 08/01/2050	492	426
3.300%, 08/01/2040	147	129
2.500%, 02/01/2031	4,896	4,524
2.100%, 08/01/2027	5,663	5,464
1.750%, 06/16/2022	4,600	4,600
PECO Energy
4.150%, 10/01/2044	1,985	2,327
Pennsylvania Electric
3.250%, 03/15/2028 (D)	646	671
Perusahaan Perseroan Persero PT
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (D)	2,090	2,571
5.450%, 05/21/2028 (D)	1,030	1,195
4.125%, 05/15/2027 (D)	1,990	2,158
Piedmont Natural Gas
2.500%, 03/15/2031	1,144	1,147
PPL Capital Funding
5.000%, 03/15/2044	621	771
4.125%, 04/15/2030	1,980	2,238
3.400%, 06/01/2023	217	228
3.100%, 05/15/2026	2,144	2,310
Progress Energy
6.000%, 12/01/2039	200	268
Public Service Electric and Gas MTN
3.700%, 05/01/2028	3,090	3,469
2.700%, 05/01/2050	1,692	1,594
2.050%, 08/01/2050	315	259
Public Service of Colorado
1.875%, 06/15/2031	1,747	1,703
Public Service of New Hampshire
3.500%, 11/01/2023	960	1,024
Sempra Energy
2.900%, 02/01/2023	1,240	1,289
Southern
1.750%, 03/15/2028	1,140	1,122
Southern California Edison
4.125%, 03/01/2048	852	881
Southern California Gas
2.550%, 02/01/2030	1,840	1,883
Southern Gas Capital
3.250%, 06/15/2026	1,550	1,682
1.750%, 01/15/2031	934	873

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southwestern Electric Power
2.750%, 10/01/2026	$1,000	$1,067
1.650%, 03/15/2026	3,990	4,057
Southwestern Public Service
3.750%, 06/15/2049	2,000	2,206
Tampa Electric
3.450%, 03/15/2051	918	964
2.400%, 03/15/2031	1,148	1,161
Trans-Allegheny Interstate Line
3.850%, 06/01/2025 (D)	537	581
Virginia Electric & Power
4.650%, 08/15/2043	1,205	1,483
3.450%, 02/15/2024	150	161
2.950%, 01/15/2022	1,720	1,737
2.450%, 12/15/2050	1,113	980
Vistra Operations LLC
4.300%, 07/15/2029 (D)	2,725	2,893
WEC Energy Group
1.375%, 10/15/2027	1,105	1,079
0.800%, 03/15/2024	4,721	4,738

		206,552

Total Corporate Obligations (Cost $ 2,494,735) ($ Thousands)		2,615,761

ASSET-BACKED SECURITIES — 7.5%

Automotive — 0.8%
Ally Auto Receivables Trust, Ser 2019-4, CI A3
1.840%, 06/17/2024	409	413
AmeriCredit Automobile Receivables Trust, Ser 2020-2, CI A2A
0.600%, 12/18/2023	1,820	1,823
AmeriCredit Automobile Receivables Trust, Ser 2020-3, CI A2
0.420%, 03/18/2024	1,622	1,623
Avis Budget Rental Car Funding AESOP LLC, Ser 2017-1A, CI A
3.070%, 09/20/2023 (D)	610	628
Avis Budget Rental Car Funding AESOP LLC, Ser 2019-3A, CI A
2.360%, 03/20/2026 (D)	1,574	1,655
Avis Budget Rental Car Funding AESOP LLC, Ser 2020-1A, CI A
2.330%, 08/20/2026 (D)	3,290	3,456
Avis Budget Rental Car Funding AESOP LLC, Ser 2020-2A, CI A
2.020%, 02/20/2027 (D)	3,620	3,741

188	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Ser 2018-1A, CI B
3.450%, 04/15/2030 (D)	$2,380	$2,396
Chesapeake Funding II LLC, Ser 2018-2A, CI A1
3.230%, 08/15/2030 (D)	774	782
Chesapeake Funding II LLC, Ser 2019-1A, CI A1
2.940%, 04/15/2031 (D)	2,035	2,067
Chesapeake Funding II LLC, Ser 2020-1A, CI A1
0.870%, 08/16/2032 (D)	4,306	4,334
Chesapeake Funding II LLC, Ser 2020-1A, CI B
1.240%, 08/16/2032 (D)	1,830	1,852
Donlen Fleet Lease Funding II LLC, Ser 2021-2, CI A2
0.560%, 12/11/2034 (D)	2,780	2,784
Donlen Fleet Lease Funding II LLC, Ser 2021-2, CI B
0.980%, 12/11/2034 (D)	1,140	1,141
Donlen Fleet Lease Funding II LLC, Ser 2021-2, CI C
1.200%, 12/11/2034 (D)	1,990	1,992
Drive Auto Receivables Trust, Ser 2020-2, CI A2A
0.850%, 07/17/2023	198	198
Enterprise Fleet Financing LLC, Ser 2019-1, CI A2
2.980%, 10/20/2024 (D)	410	414
Enterprise Fleet Funding LLC, Ser 2021-1, CI A3
0.700%, 12/21/2026 (D)	905	906
Exeter Automobile Receivables Trust, Ser 2020-2A, CI A
1.130%, 08/15/2023 (D)	802	803
Exeter Automobile Receivables Trust, Ser 2021-2A, CI A2
0.270%, 01/16/2024	1,740	1,740
Ford Credit Auto Owner Trust, Ser 2018-1, CI A
3.190%, 07/15/2031 (D)	1,344	1,460
Ford Credit Auto Owner Trust, Ser 2018-A, CI A3
3.030%, 11/15/2022	82	82
Ford Credit Auto Owner Trust, Ser 2019-REV1, CI A
3.520%, 07/15/2030 (D)	3,168	3,421
Ford Credit Auto Owner Trust, Ser 2021-1, CI A
1.370%, 10/17/2033 (D)	3,931	3,980

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust A, Ser 2018-4, CI A
4.060%, 11/15/2030	$2,740	$3,158
GM Financial Consumer Automobile Receivables Trust, Ser 2020-1, Cl A2
1.830%, 01/17/2023	65	65
Hyundai Auto Receivables Trust, Ser 2020-B, CI A2
0.380%, 03/15/2023	1,785	1,786
JPMorgan Chase Bank, Ser 2020-1, Cl B
0.991%, 01/25/2028 (D)	891	894
JPMorgan Chase Bank, Ser 2020-2, Cl B
0.840%, 02/25/2028 (D)	1,723	1,726
Prestige Auto Receivables Trust, Ser 2020-1A, CI A2
0.520%, 02/15/2024 (D)	1,168	1,169
Santander Drive Auto Receivables Trust, Ser 2020-1, CI A3
2.030%, 02/15/2024	765	770
Santander Drive Auto Receivables Trust, Ser 2020-2, CI A2A
0.620%, 05/15/2023	1,020	1,020
Santander Drive Auto Receivables Trust, Ser 2020-3, CI A2
0.460%, 09/15/2023	1,364	1,364
Santander Drive Auto Receivables Trust, Ser 2020-3, CI A3
0.520%, 07/15/2024	1,364	1,367
Santander Drive Auto Receivables Trust, Ser 2020-4, CI A2
0.420%, 09/15/2023	850	851
Santander Drive Auto Receivables Trust, Ser 2020-4, CI A3
0.480%, 07/15/2024	1,232	1,235
Santander Drive Auto Receivables Trust, Ser 2021-2, CI A2
0.280%, 04/15/2024	2,000	2,000
Santander Drive Auto Receivables Trust, Ser 2021-2, CI B
0.590%, 09/15/2025	1,830	1,834
Santander Revolving Auto Loan Trust, Ser 2019-A, CI A
2.510%, 01/26/2032 (D)	2,175	2,299
Tesla Auto Lease Trust, Ser 2021-A, Cl A3
0.560%, 03/20/2025 (D)	881	885
Tidewater Auto Receivables Trust, Ser 2020-AA, CI A2
1.390%, 08/15/2024 (D)	535	538
Toyota Auto Loan Extended Note Trust, Ser 2021-1A, CI A
1.070%, 02/27/2034 (D)	4,167	4,180

SEI Institutional Investments Trust / Annual Report / May 31, 2021	189

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Toyota Auto Receivables Owner Trust, Ser 2019-D, CI A2
1.920%, 07/15/2022	$72	$72
Toyota Auto Receivables Owner Trust, Ser 2019-D, CI A3
1.920%, 01/16/2024	530	538
Toyota Auto Receivables Owner Trust, Ser 2020-A, CI A2
1.670%, 11/15/2022	123	124
Westlake Automobile Receivables Trust, Ser 2021-1A, CI A2A
0.390%, 10/15/2024 (D)	2,265	2,267
Wheels SPV 2 LLC, Ser 2020-1A, CI A2
0.510%, 08/20/2029 (D)	3,045	3,051

		76,884

Credit Cards — 0.2%
BA Credit Card Trust, Ser 2021-A1, Cl A1
0.440%, 09/15/2026	2,548	2,549
Capital One Multi-Asset Execution Trust, Ser 2017-A5, CI A5
0.681%, VAR ICE LIBOR USD 1 Month+0.580%, 07/15/2027	960	972
Citibank Credit Card Issuance Trust, Ser 2017-A5, CI A5
0.713%, VAR ICE LIBOR USD 1 Month+0.620%, 04/22/2026	2,870	2,911
Citibank Credit Card Issuance Trust, Ser 2017-A6, CI A6
0.868%, VAR ICE LIBOR USD 1 Month+0.770%, 05/14/2029	6,830	6,948
Discover Card Execution Note Trust, Ser 2017-A5, CI A5
0.701%, VAR ICE LIBOR USD 1 Month+0.600%, 12/15/2026	2,130	2,159
Discover Card Execution Note Trust, Ser 2018-A2, CI A2
0.431%, VAR ICE LIBOR USD 1 Month+0.330%, 08/15/2025	2,680	2,692

		18,231

Mortgage Related Securities — 0.3%
Aames Mortgage Trust, Ser 2002-1, Cl A3
7.396%, 06/25/2032	22	22
ABFC Trust, Ser 2005-AQ1, CI A4
4.594%, 01/25/2034	12	12
Accredited Mortgage Loan Trust, Ser 2005-3, Cl M3
0.572%, VAR ICE LIBOR USD 1 Month+0.480%, 09/25/2035	7,222	7,175

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Centex Home Equity Loan Trust, Ser 2005-A, Cl M1
0.812%, VAR ICE LIBOR USD 1 Month+0.720%, 01/25/2035	$3,832	$3,807
Delta Funding Home Equity Loan Trust, Ser 1999-3, CI A1A
0.921%, VAR ICE LIBOR USD 1 Month+0.820%, 09/15/2029	197	192
Master Asset-Backed Securities Trust, Ser 2006-WMC3, CI A4
0.252%, VAR ICE LIBOR USD 1 Month+0.160%, 08/25/2036	762	355
Morgan Stanley Asset-Backed Securities Capital l Trust, Ser 2005-WMC3, CI M4
1.022%, VAR ICE LIBOR USD 1 Month+0.930%, 03/25/2035	503	513
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, CI 2A3S
5.858%, 01/25/2047	14	7
RASC Trust, Ser 2005-KS9, CI M5
1.037%, VAR ICE LIBOR USD 1 Month+0.630%, 10/25/2035	8,000	7,965
Soundview Home Loan Trust, Ser 2006-OPT3, Cl 2A3
0.262%, VAR ICE LIBOR USD 1 Month+0.170%, 06/25/2036	387	387
Structured Asset Securities Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	35	33
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2004-2, Cl A33
1.092%, VAR ICE LIBOR USD 1 Month+1.000%, 10/25/2034	2,529	2,508

		22,976

Other Asset-Backed Securities — 6.2%
ABPCI Direct Lending Fund CLO X, Ser 2020-10A, CI A1A
2.138%, VAR ICE LIBOR USD 3 Month+1.950%, 01/20/2032 (D)	2,420	2,426
AccessLex Institute, Ser 2007-A, Cl A3
0.447%, VAR ICE LIBOR USD 3 Month+0.300%, 05/25/2036	2,591	2,556
AGL Core CLO VIII, Ser 2020-8A, CI A1
1.688%, VAR ICE LIBOR USD 3 Month+1.500%, 10/20/2031 (D)	1,110	1,114
Aimco CLO XI, Ser 2020-11A, CI A1
1.564%, VAR ICE LIBOR USD 3 Month+1.380%, 10/15/2031 (D)	5,500	5,509
American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (D)	700	706

190	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
AMMC CLO IX, Ser 2019-19A, CI AR
1.324%, VAR ICE LIBOR USD 3 Month+1.140%, 10/16/2028 (D)	$1,889	$1,891
AMMC CLO XII, Ser 2017-12A, CI AR
1.362%, VAR ICE LIBOR USD 3 Month+1.200%, 11/10/2030 (D)	750	750
AMMC CLO XIII, Ser 2021-13A, CI A1R2
1.226%, VAR ICE LIBOR USD 3 Month+1.050%, 07/24/2029 (D)	6,000	5,998
AMMC CLO XXIII, Ser 2020-23A,CI A1L
1.590%, VAR ICE LIBOR USD 3 Month+1.400%, 10/17/2031 (D)	640	642
Antares CLO, Ser 2020-1A, CI A1
2.073%, VAR ICE LIBOR USD 3 Month+1.900%, 10/23/2031 (D)	2,500	2,512
Apidos CLO XXI, Ser 2018-21A, CI A1R
1.120%, VAR ICE LIBOR USD 3 Month+0.930%, 07/18/2027 (D)	801	802
Apidos CLO XXXV, Ser 2021-35A, CI A
1.249%, VAR ICE LIBOR USD 3 Month+1.050%, 04/20/2034 (D)	1,320	1,320
Applebee’s Funding LLC / IHOP Funding LLC, Ser 2019-1A, CI A2I
4.194%, 06/07/2049 (D)	1,990	2,047
ARES LII CLO, Ser 2019-52A, CI B
2.034%, VAR ICE LIBOR USD 3 Month+1.850%, 04/22/2031 (D)	750	750
ARES XLVII CLO, Ser 2018-47A, CI A1
1.104%, VAR ICE LIBOR USD 3 Month+0.920%, 04/15/2030 (D)	1,040	1,040
Balboa Bay Loan Funding, Ser 2020-1A, Cl A
1.538%, VAR ICE LIBOR USD 3 Month+1.350%, 01/20/2032 (D)	2,610	2,619
Barings CLO, Ser 2017-IA, Cl AR
0.988%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (D)	3,453	3,454
BCC Funding XVI LLC, Ser 2019-1A, CI A2
2.460%, 08/20/2024 (D)	2,161	2,191
BlueMountain CLO, Ser 2018-2A, Cl AR2
1.205%, VAR ICE LIBOR USD 3 Month+1.050%, 11/20/2028 (D)	804	805
Brazos Education Loan Authority, Ser 2012- 1, CI A1
0.792%, VAR ICE LIBOR USD 1 Month+0.700%, 12/26/2035	1,339	1,330
Brazos Higher Education Authority, Ser 2010-1, CI A2
1.347%, VAR ICE LIBOR USD 3 Month+1.200%, 02/25/2035	4,835	4,899
Brazos Higher Education Authority, Ser 2011-1, CI A2
0.947%, VAR ICE LIBOR USD 3 Month+0.800%, 02/25/2030	422	424

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Ser 2011-2, CI A3
1.176%, VAR ICE LIBOR USD 3 Month+1.000%, 10/27/2036	$3,520	$3,537
BSPRT Issuer, Ser 2018-FL3, CI AS
1.451%, VAR ICE LIBOR USD 1 Month+1.350%, 03/15/2028 (D)	6,242	6,236
BSPRT Issuer, Ser 2019-FL5, CI A
1.251%, VAR ICE LIBOR USD 1 Month+1.150%, 05/15/2029 (D)	4,610	4,607
BVRT Financing, Ser 2021-1F, CI M1
1.610%, 02/10/2022	1,078	1,078
Canyon CLO, Ser 2020-2A, CI A
1.634%, VAR ICE LIBOR USD 3 Month+1.450%, 10/15/2031 (D)	1,500	1,506
Carlyle Global Market Strategies CLO, Ser 2018-3RA, CI A1A
1.231%, VAR ICE LIBOR USD 3 Month+1.050%, 07/27/2031 (D)	863	864
Carlyle US CLO, Ser 2021-1A, CI A1
1.331%, VAR ICE LIBOR USD 3 Month+1.140%, 04/15/2034 (D)	2,400	2,399
Catskill Park CLO, Ser 2017-1A, CI A2
1.888%, VAR ICE LIBOR USD 3 Month+1.700%, 04/20/2029 (D)	1,500	1,499
CBAM, Ser 2017-1A, CI A1
1.438%, VAR ICE LIBOR USD 3 Month+1.250%, 07/20/2030 (D)	750	750
Cedar Funding V CLO, Ser 2020-5A, Cl AFRR
1.937%, 07/17/2031 (D)	1,580	1,584
Cedar Funding XI CLO, Ser 2021-11A, CI B2R
1.935%, 05/29/2032 (B)(D)	3,320	3,320
Cerberus Loan Funding XXVIII, Ser 2020-1A, Cl A
2.034%, VAR ICE LIBOR USD 3 Month+1.850%, 10/15/2031 (D)	700	702
Chase Funding Trust, Ser 2003-6, Cl 1A5
4.973%, 11/25/2034	134	141
Chase Funding Trust, Ser 2003-6, Cl 1A7
4.973%, 11/25/2034	132	140
CIT Education Loan Trust, Ser 2007-1, Cl A
0.291%, VAR ICE LIBOR USD 3 Month+0.090%, 03/25/2042 (D)	1,553	1,526
Citicorp Residential Mortgage Trust, Ser 2006-2, CI A5
5.178%, 09/25/2036	2,275	2,320
Citicorp Residential Mortgage Trust, Ser 2007-1, CI A5
5.119%, 03/25/2037	719	739
College Ave Student Loans LLC, Ser 2018-A, CI A2
4.130%, 12/26/2047 (D)	593	628

SEI Institutional Investments Trust / Annual Report / May 31, 2021	191

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

College Ave Student Loans LLC, Ser 2019-A, CI A2
3.280%, 12/28/2048 (D)	$1,183	$1,226

College Ave Student Loans LLC, Ser 2021-A, CI A2
1.600%, 07/25/2051 (D)	1,986	1,987

College Avenue Student Loans LLC, Ser 2017-A, CI A1
1.742%, VAR ICE LIBOR USD 1 Month+1.650%, 11/26/2046 (D)	838	854

Columbia Cent CLO XXIX, Ser 2020-29A, CI A1N
1.888%, VAR ICE LIBOR USD 3 Month+1.700%, 07/20/2031 (D)	1,030	1,035

COOF Securitization Trust, Ser 2014-1, CI A, IO
3.043%, 06/25/2040 (B)(D)	194	17

Countrywide Asset-Backed Certificates Trust, Ser 2004-6, CI 1A1
0.632%, VAR ICE LIBOR USD 1 Month+0.540%, 12/25/2034	2,371	2,308

Countrywide Asset-Backed Certificates Trust, Ser 2007-13, CI 2A1
0.992%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/2047	280	279

Countrywide Asset-Backed Certificates, Ser 2006-15, CI A3
4.479%, 10/25/2046 (B)	10	10

Countrywide Asset-Backed Certificates, Ser 2006-SD3, CI A1
0.752%, VAR ICE LIBOR USD 1 Month+0.660%, 07/25/2036 (D)	49	48

Countrywide Home Equity Loan Revolving Home Equity Loan Trust, Ser 2007-A, Cl A
0.221%, VAR ICE LIBOR USD 1 Month+0.120%, 04/15/2037	1,963	1,890

Credit-Based Asset Servicing & Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032	30	30

Credit-Based Asset Servicing & Securitization LLC, Ser 2006-CB2, Cl AF2
3.123%, 12/25/2036	369	368

CSMC Trust, Ser 2017-RPL1, CI A1
2.750%, 07/25/2057 (B)(D)	6,223	6,493

Denali Capital CLO X LLC, Ser 2017-1A, CI A1LR
1.226%, VAR ICE LIBOR USD 3 Month+1.050%, 10/26/2027 (D)	643	643

Dryden LXXV CLO, Ser 2021-75A, Cl AR2
1.242%, VAR ICE LIBOR USD 3 Month+1.040%, 04/15/2034 (D)	1,260	1,260

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Dryden LXXVIl CLO, Ser 2021-77A, CI BR
1.784%, VAR ICE LIBOR USD 3 Month+1.650%, 05/20/2034 (D)	$2,910	$2,910

Dryden XXV Senior Loan Fund, Ser 2017- 25A, Cl ARR
1.084%, VAR ICE LIBOR USD 3 Month+0.900%, 10/15/2027 (D)	735	735

Dryden XXVI Senior Loan Fund, Ser 2018- 26A, CI AR
1.084%, VAR ICE LIBOR USD 3 Month+0.900%, 04/15/2029 (D)	4,120	4,120

Educational Funding of the South, Ser 2011-1, CI A2
0.826%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	1,732	1,733

EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
1.092%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (D)	2,998	3,016

Elmwood CLO II, Ser 2021-2A, CI AR
1.338%, VAR ICE LIBOR USD 3 Month+1.150%, 04/20/2034 (D)	3,100	3,099

FNMA Grantor Trust, Ser 2017-T1, CI A
2.898%, 06/25/2027	179	195

Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (D)	872	885

Golub CapitaI BDC CLO III LLC, Ser 2021-1A, CI A
1.711%, VAR ICE LIBOR USD 3 Month+1.600%, 04/15/2033 (D)	1,925	1,924

Golub Capital Partners CLO, Ser 2019-45A, CI A
1.908%, VAR ICE LIBOR USD 3 Month+1.720%, 10/20/2031 (D)	1,500	1,506

Great Lakes KCAP F3c Senior LLC, Ser 2017-1A, Cl A
2.087%, VAR ICE LIBOR USD 3 Month+1.900%, 12/20/2029 (D)	4,070	4,077

Halcyon Loan Advisors Funding, Ser 2018- 2A, CI AR
1.256%, VAR ICE LIBOR USD 3 Month+1.080%, 07/25/2027 (D)	219	219

Halsey Point CLO I, Ser 2019-1A, CI A1A1
1.538%, VAR ICE LIBOR USD 3 Month+1.350%, 01/20/2033 (D)	590	591

Halsey Point CLO lll, Ser 2020-3A, CI A1A
1.636%, VAR ICE LIBOR USD 3 Month+1.450%, 11/30/2032 (D)	700	703

HGI CRE CLO, Ser 2021-FL1, CI A
1.160%, VAR ICE LIBOR USD 1 Month+1.050%, 06/16/2036 (D)	3,020	3,022

Higher Education Funding I, Ser 2014-1, Cl A
1.197%, VAR ICE LIBOR USD 3 Month+1.050%, 05/25/2034 (D)	2,119	2,129

192	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hildene Community Funding CDO, Ser 2020-1A, CI AR
3.250%, 11/01/2035 (D)	$910	$901
Hilton Grand Vacations Trust, Ser 2020-AA, CI A
2.740%, 02/25/2039 (D)	1,239	1,290
Home Partners of America Trust, Ser 2019-2, CI A
2.703%, 10/19/2039 (D)	3,559	3,699
HSI Asset Securitization Trust, Ser 2006-OPT3, Cl 3A3
0.272%, VAR ICE LIBOR USD 1 Month+0.180%, 02/25/2036	154	153
Invitation Homes Trust, Ser 2018-SFR2, Cl A
1.001%, VAR ICE LIBOR USD 1 Month+0.900%, 06/17/2037 (D)	5,553	5,569
JGWPT XXX LLC,Ser 2013-3A,CI A
4.080%, 01/17/2073 (D)	1,388	1,552
JGWPT XXXII LLC, Ser 2014-2A, CI A
3.610%, 01/17/2073 (D)	1,880	2,044
KGS-Alpha SBA COOF Trust, Ser 2012-A, CI A, IO
0.983%, 08/25/2038 (B)(D)	945	19
KGS-Alpha SBA COOF Trust, Ser 2014-2, CI A, IO
3.446%, 04/25/2040 (B)(D)	172	14
KKR CLO XVI, Ser 2019-16,CI A1R
1.438%, VAR ICE LIBOR USD 3 Month+1.250%, 01/20/2029 (D)	1,530	1,531
KKR CLO XVI, Ser 2019-16, CI A2R
1.988%, VAR ICE LIBOR USD 3 Month+1.800%, 01/20/2029 (D)	730	736
KKR CLO XXXII, Ser 2020-32A, CI A1
1.504%, VAR ICE LIBOR USD 3 Month+1.320%, 01/15/2032 (D)	900	903
Lakeview Loan Servicing, Ser 2020-CRT1
1.900%, 07/10/2032	83	83
Lakeview Loan Servicing, Ser 2021-CRT1
0.000%, 01/10/2033 (C)	1,648	1,648
LCM 32, Ser 2021-32A, CI B
1.810%, VAR ICE LIBOR USD 3 Month+1.700%, 07/20/2034 (D)	2,850	2,849
LCM Loan Income Fund I Income Note lssuer, Ser 2018-27A, CI A1
1.264%, VAR ICE LIBOR USD 3 Month+1.080%, 07/16/2031 (D)	925	925
LCM XIII, Ser 2019-13A, CI ARR
1.330%, VAR ICE LIBOR USD 3 Month+1.140%, 07/19/2027 (D)	2,485	2,486
LCM XVIII, Ser 2019-19A, CI AR
1.424%, VAR ICE LIBOR USD 3 Month+1.240%, 07/15/2027 (D)	266	267

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
LCM XXI, Ser 2018-21A, CI AR
1.068%, VAR ICE LIBOR USD 3 Month+0.880%, 04/20/2028 (D)	$1,242	$1,241
LCM XXIV, Ser 2021-24A, Cl AR
1.168%, VAR ICE LIBOR USD 3 Month+0.980%, 03/20/2030 (D)	5,900	5,899
LoanCore Issuer, Ser 2019-CRE2, Cl A
1.231%, VAR ICE LIBOR USD 1 Month+1.130%, 05/15/2036 (D)	6,500	6,498
Madison Park Funding X, Ser 2021-10A, CI AR3
1.198%, VAR ICE LIBOR USD 3 Month+1.010%, 01/20/2029 (D)	3,595	3,596
Madison Park Funding XXXV, Ser 2021-35A, CI A1R
1.178%, VAR ICE LIBOR USD 3 Month+0.990%, 04/20/2032 (D)	4,010	4,009
Magnetite XIV-R, Ser 2018-14RA, CI A2
1.310%, VAR ICE LIBOR USD 3 Month+1.120%, 10/18/2031 (D)	2,910	2,911
Magnetite XXVIII, Ser 2020-28A, CI A
1.446%, VAR ICE LIBOR USD 3 Month+1.270%, 10/25/2031 (D)	3,300	3,302
Marathon CLO XIII, Ser 2019-1A, CI A1BL
2.184%, VAR ICE LIBOR USD 3 Month+2.000%, 04/15/2032 (D)	1,000	1,000
MF1,Ser 2020-FL4, CI A
1.801%, VAR ICE LIBOR USD 1 Month+1.700%, 11/15/2035 (D)	1,830	1,844
Mid-State Capital Trust, Ser 2004-1, Cl A
6.005%, 08/15/2037	147	155
Mid-State Capital Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (D)	2,881	3,076
Mid-State Trust XI, Ser 2003-11, CI A1
4.864%, 07/15/2038	1,333	1,407
MKS CLO, Ser 2018-2A, CI A
1.378%, VAR ICE LIBOR USD 3 Month+1.190%, 01/20/2031 (D)	1,500	1,505
MVW LLC, Ser 2021-1WA, CI A
1.140%, 01/22/2041 (D)	1,850	1,856
MVW LLC, Ser 2021-1WA,CI B
1.440%, 01/22/2041 (D)	930	932
Myers Park CLO, Ser 2018-1A,CI B1
1.788%, VAR ICE LIBOR USD 3 Month+1.600%, 10/20/2030 (D)	890	891
Navient Private Education Loan Trust, Ser 2014-AA, CI A3
1.701%, VAR ICE LIBOR USD 1 Month+1.600%, 10/15/2031 (D)	1,086	1,105
Navient Private Education Loan Trust, Ser 2016-AA, CI A2B
2.251%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2045 (D)	586	603

SEI Institutional Investments Trust / Annual Report / May 31, 2021	193

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust, Ser 2018-BA, CI A2A
3.610%, 12/15/2059 (D)	$1,122	$1,174
Navient Private Education Loan Trust, Ser 2020-IA, CI A1A
1.330%, 04/15/2069 (D)	5,761	5,768
Navient Private Education Refl Loan Trust, Ser 2018-A, CI A2
3.190%, 02/18/2042 (D)	328	333
Navient Private Education Refl Loan Trust, Ser 2018-CA, CI A2
3.520%, 06/16/2042 (D)	530	540
Navient Private Education Refl Loan Trust, Ser 2018-DA, CI A2A
4.000%, 12/15/2059 (D)	1,908	2,008
Navient Private Education Refl Loan Trust, Ser 2019-A, CI A2A
3.420%, 01/15/2043 (D)	2,577	2,646
Navient Private Education Refl Loan Trust, Ser 2019-CA, CI A2
3.130%, 02/15/2068 (D)	4,000	4,096
Navient Private Education Refl Loan Trust, Ser 2019-D, CI A2A
3.010%, 12/15/2059 (D)	3,134	3,283
Navient Private Education Refl Loan Trust, Ser 2019-FA, CI A2
2.600%, 08/15/2068 (D)	5,101	5,205
Navient Private Education Refl Loan Trust, Ser 2019-GA, CI A
2.400%, 10/15/2068 (D)	1,346	1,384
Navient Private Education Refl Loan Trust, Ser 2020-A, CI A2A
2.460%, 11/15/2068 (D)	2,606	2,704
Navient Private Education Refl Loan Trust, Ser 2020-BA, CI A1
1.800%, 01/15/2069 (D)	9	9
Navient Private Education Refl Loan Trust, Ser 2020-BA, CI A2
2.120%, 01/15/2069 (D)	1,473	1,496
Navient Private Education Refl Loan Trust, Ser 2020-DA, CI A
1.690%, 05/15/2069 (D)	1,777	1,798
Navient Private Education Refl Loan Trust, Ser 2020-EA, CI A
1.690%, 05/15/2069 (D)	2,383	2,428
Navient Private Education Refl Loan Trust, Ser 2020-FA, CI A
1.220%, 07/15/2069 (D)	3,062	3,088
Navient Private Education Refl Loan Trust, Ser 2020-GA, CI A
1.170%, 09/16/2069 (D)	7,779	7,825

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Refl Loan Trust, Ser 2020-HA, CI A
1.310%, 01/15/2069 (D)	$3,762	$3,795
Navient Private Education Refl Loan Trust, Ser 2021-A, CI A
0.840%, 05/15/2069 (D)	1,315	1,316
Navient Private Education Refl Loan Trust, Ser 2021-BA, CI A
0.940%, 07/15/2069 (D)	6,069	6,084
Navient Private Education Refl Loan Trust, Ser 2021-CA, CI A
1.060%, 10/15/2069 (D)	8,767	8,775
Navient Student Loan Trust, Ser 2014-1, CI A3
0.602%, VAR ICE LIBOR USD 1 Month+0.510%, 06/25/2031	3,354	3,329
Navient Student Loan Trust, Ser 2014-3, Cl A
0.712%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	3,867	3,820
Navient Student Loan Trust, Ser 2014-4, Cl A
0.712%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	2,652	2,654
Navient Student Loan Trust, Ser 2016-3A, CI A3
1.442%, VAR ICE LIBOR USD 1 Month+1.350%, 06/25/2065 (D)	1,832	1,864
Navient Student Loan Trust, Ser 2017-3A, CI A3
1.142%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/2066 (D)	6,630	6,755
Navient Student Loan Trust, Ser 2019-BA, CI A2A
3.390%, 12/15/2059 (D)	2,446	2,582
Navient Student Loan Trust, Ser 2021-1A, CI A1A
1.310%, 12/26/2069 (D)	1,363	1,345
Nelnet Student Loan Trust, Ser 2004-3, CI A5
0.356%, VAR ICE LIBOR USD 3 Month+0.180%, 10/27/2036	968	954
Nelnet Student Loan Trust, Ser 2004-4, CI A5
0.336%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2037	1,869	1,847
Nelnet Student Loan Trust, Ser 2005-1, CI A5
0.286%, VAR ICE LIBOR USD 3 Month+0.110%, 10/25/2033	6,208	6,110
Nelnet Student Loan Trust, Ser 2005-2, CI A5
0.287%, VAR ICE LIBOR USD 3 Month+0.100%, 03/23/2037	5,518	5,433

194	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2005-3, CI A5
0.307%, VAR ICE LIBOR USD 3 Month+0.120%, 12/24/2035	$4,830	$4,762
Nelnet Student Loan Trust, Ser 2005-4, CI A4
0.367%, VAR ICE LIBOR USD 3 Month+0.180%, 03/22/2032	737	713
Nelnet Student Loan Trust, Ser 2014-4A, CI A2
1.042%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (D)	3,735	3,805
Neuberger Berman Loan Advisers CLO XL, Ser 2021-40A, CI A
1.248%, VAR ICE LIBOR USD 3 Month+1.060%, 04/16/2033 (D)	3,800	3,799
Newcastle Mortgage Securities Trust, Ser 2007-1, CI 1A1
0.282%, VAR ICE LIBOR USD 1 Month+0.190%, 04/25/2037	9,343	9,108
NP SPE X, Ser 2021-1A, CI A1
2.230%, 03/19/2051 (D)	2,570	2,565
Ocean Trails CLO IX, Ser 2020-9A, CI A1
2.054%, VAR ICE LIBOR USD 3 Month+1.870%, 10/15/2029 (D)	3,000	3,012
Octagon Investment Partners L, Ser 2020-4A, CI A1
1.484%, VAR ICE LIBOR USD 3 Month+1.300%, 10/15/2033 (D)	3,235	3,240
Octagon Investment Partners XIV, Ser 2021-1A, CI AARR
1.134%, VAR ICE LIBOR USD 3 Month+0.950%, 07/15/2029 (D)	6,000	5,989
Octagon Investment Partners XLV, Ser 2019-1A, CI A
1.514%, VAR ICE LIBOR USD 3 Month+1.330%, 10/15/2032 (D)	1,500	1,502
Octagon Investment Partners XXI, Ser 2021-1A, CI AAR3
1.154%, VAR ICE LIBOR USD 3 Month+1.000%, 02/14/2031 (D)	1,300	1,297
OHA Credit Funding VII, Ser 2020-7A, CI A
1.440%, VAR ICE LIBOR USD 3 Month+1.250%, 10/19/2032 (D)	760	761
Orange Lake Timeshare Trust, Ser 2018-A, CI A
3.100%, 11/08/2030 (D)	242	250
Orange Lake Timeshare Trust, Ser 2019-A, CI A
3.060%, 04/09/2038 (D)	1,424	1,479
Owl Rock CLO lll, Ser 2020-3A, CI A1L
1.988%, VAR ICE LIBOR USD 3 Month+1.800%, 04/20/2032 (D)	1,620	1,623

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Parallel, Ser 2020-1A, CI A1
2.013%, VAR ICE LIBOR USD 3 Month+1.825%, 07/20/2031 (D)	$1,500	$1,502
Parliament Funding II, Ser 2020-1A, Cl A
2.638%, VAR ICE LIBOR USD 3 Month+2.450%, 08/12/2030 (D)	1,525	1,529
PFS Financing, Ser 2018-F, CI A
3.520%, 10/15/2023 (D)	1,380	1,397
Point Au Roche Park CLO, Ser 2021-1A, Cl A
1.256%, 07/20/2034 (B)(D)	3,130	3,130
RASC Trust, Ser 2006-KS2, CI M2
0.677%, VAR ICE LIBOR USD 1 Month+0.585%, 03/25/2036	3,481	3,467
RASC Trust, Ser 2007-RZ1, CI A3
0.342%, VAR ICE LIBOR USD 1 Month+0.250%, 02/25/2037	9,658	9,591
Recette CLO, Ser 2021-1A, CI ARR
1.268%, VAR ICE LIBOR USD 3 Month+1.080%, 04/20/2034 (D)	760	760
Rockford Tower CLO, Ser 2019-2A, Cl A
1.485%, VAR ICE LIBOR USD 3 Month+1.330%, 08/20/2032 (D)	5,000	5,004
RR III, Ser 2018-3A, CI A1R2
1.274%, VAR ICE LIBOR USD 3 Month+1.090%, 01/15/2030 (D)	1,100	1,101
SBA Small Business Investment, Ser 2018-10B, CI 1
3.548%, 09/10/2028	2,032	2,199
SBA Small Business Investment, Ser 2019-10A, CI 1
3.113%, 03/10/2029	1,016	1,091
Sequoia Infrastructure Funding I, Ser 2021-1A, Cl A
1.595%, VAR ICE LIBOR USD 3 Month+1.400%, 04/15/2031 (D)	1,990	1,989
Seven Sticks CLO, Ser 2018-1A, CI A1R
1.234%, VAR ICE LIBOR USD 3 Month+1.050%, 07/15/2028 (D)	420	420
Silver Rock CLO l, Ser 2020-1A, CI A
1.838%, VAR ICE LIBOR USD 3 Month+1.650%, 10/20/2031 (D)	2,350	2,358
SLM Student Loan Trust, Ser 2003-1, CI A5C
0.934%, VAR ICE LIBOR USD 3 Month+0.750%, 12/15/2032 (D)	1,016	987
SLM Student Loan Trust, Ser 2003-4, CI A5D
0.934%, VAR ICE LIBOR USD 3 Month+0.750%, 03/15/2033 (D)	915	898
SLM Student Loan Trust, Ser 2003-7A, CI A5A
1.384%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (D)	3,332	3,334

SEI Institutional Investments Trust / Annual Report / May 31, 2021	195

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2006-8, CI A6
0.336%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2041	$4,250	$4,162
SLM Student Loan Trust, Ser 2007-2, Cl A4
0.236%, VAR ICE LIBOR USD 3 Month+0.060%, 07/25/2022	5,199	5,048
SLM Student Loan Trust, Ser 2007-3, Cl A4
0.236%, VAR ICE LIBOR USD 3 Month+0.060%, 01/25/2022	1,952	1,892
SLM Student Loan Trust, Ser 2008-2, Cl B
1.376%, VAR ICE LIBOR USD 3 Month+1.200%, 01/25/2083	1,155	1,032
SLM Student Loan Trust, Ser 2008-3, Cl B
1.376%, VAR ICE LIBOR USD 3 Month+1.200%, 04/26/2083	1,155	1,076
SLM Student Loan Trust, Ser 2008-4, Cl B
2.026%, VAR ICE LIBOR USD 3 Month+1.850%, 04/25/2073	1,155	1,141
SLM Student Loan Trust, Ser 2008-5, Cl B
2.026%, VAR ICE LIBOR USD 3 Month+1.850%, 07/25/2073	1,155	1,140
SLM Student Loan Trust, Ser 2008-6, Cl A4
1.276%, VAR ICE LIBOR USD 3 Month+1.100%, 07/25/2023	4,545	4,545
SLM Student Loan Trust, Ser 2008-6, Cl B
2.026%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	1,155	1,133
SLM Student Loan Trust, Ser 2008-7, Cl B
2.026%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	1,155	1,149
SLM Student Loan Trust, Ser 2008-8, Cl B
2.426%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2075	1,155	1,170
SLM Student Loan Trust, Ser 2008-9, Cl A
1.676%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	3,107	3,133
SLM Student Loan Trust, Ser 2008-9, Cl B
2.426%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2083	1,155	1,163
SLM Student Loan Trust, Ser 2010-1, Cl A
0.492%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2025	124	122
SLM Student Loan Trust, Ser 2011-2, Cl A2
1.292%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/2034	495	503
SLM Student Loan Trust, Ser 2012-1, Cl A3
1.042%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/2028	3,360	3,318
SLM Student Loan Trust, Ser 2012-2, Cl A
0.792%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	2,916	2,857

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2012-6, Cl A3
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 05/26/2026	$608	$602
SLM Student Loan Trust, Ser 2014-3A, Cl A6A
0.726%, VAR ICE LIBOR USD 3 Month+0.550%, 10/25/2064 (D)	7,279	7,281
SLM Student Loan Trust, Ser 2021-10A, Cl A4
0.854%, VAR ICE LIBOR USD 3 Month+0.670%, 12/17/2068 (D)	3,912	3,907
SMB Private Education Loan Trust, Ser 2016-A, CI A2A
2.700%, 05/15/2031 (D)	1,622	1,667
SMB Private Education Loan Trust, Ser 2016-B, CI A2A
2.430%, 02/17/2032 (D)	804	825
SMB Private Education Loan Trust, Ser 2016-B, CI A2B
1.565%, VAR ICE LIBOR USD 1 Month+1.450%, 02/17/2032 (D)	1,043	1,058
SMB Private Education Loan Trust, Ser 2016-C, CI A2B
1.215%, VAR ICE LIBOR USD 1 Month+1.100%, 09/15/2034 (D)	943	951
SMB Private Education Loan Trust, Ser 2018-C, CI A2A
3.630%, 11/15/2035 (D)	1,057	1,116
SMB Private Education Loan Trust, Ser 2019-A, CI A2A
3.440%, 07/15/2036 (D)	4,963	5,228
SMB Private Education Loan Trust, Ser 2020-BA, CI A1A
1.290%, 07/15/2053 (D)	3,879	3,904
SMB Private Education Loan Trust, Ser 2020-PTA, CI A2A
1.600%, 09/15/2054 (D)	4,346	4,405
SMB Private Education Loan Trust, Ser 2020-PTB, CI A2A
1.600%, 09/15/2054 (D)	9,980	10,117
SMB Private Education Loan Trust, Ser 2021-A, CI A2B
1.590%, 01/15/2053 (D)	990	988
SMB Private Education Loan Trust, Ser 2021-A, Cl APT1
1.070%, 01/15/2053 (D)	9,572	9,475
SMB Private Education Loan Trust, Ser 2021-B, CI A
1.310%, 07/17/2051 (D)	6,076	6,088
SMB Private Education Loan Trust, Ser 2021-C, CI A1
0.490%, VAR ICE LIBOR USD 1 Month+0.400%, 01/15/2053 (D)	1,951	1,951

196	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2021-C, CI A2
0.890%, VAR ICE LIBOR USD 1 Month+0.800%, 01/15/2053 (D)	$3,005	$3,005
SMB Private Education Loan Trust, Ser 2021-C, CI APT1
1.390%, 01/15/2053 (D)	4,020	4,013
SMB Private Education Loan Trust, Ser 2021-C, CI B
2.300%, 01/15/2053 (D)	1,010	1,010
SoFi Consumer Loan Program Trust, Ser 2019-4, CI A
2.450%, 08/25/2028 (D)	926	932
SoFi Professional Loan Program LLC, Ser 2016-A, CI A2
2.760%, 12/26/2036 (D)	393	398
SoFi Professional Loan Program LLC, Ser 2016-D, CI A1
1.042%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2039 (D)	69	69
SoFi Professional Loan Program LLC, Ser 2016-E, CI A1
0.942%, VAR ICE LIBOR USD 1 Month+0.850%, 07/25/2039 (D)	102	102
SoFi Professional Loan Program LLC, Ser 2017-A, CI A1
0.792%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (D)	140	140
SoFi Professional Loan Program LLC, Ser 2017-D, CI A2FX
2.650%, 09/25/2040 (D)	104	107
SoFi Professional Loan Program LLC, Ser 2017-E, CI A1
0.592%, VAR ICE LIBOR USD 1 Month+0.500%, 11/26/2040 (D)	58	58
SoFi Professional Loan Program LLC, Ser 2017-E, CI A2B
2.720%, 11/26/2040 (D)	619	631
SoFi Professional Loan Program LLC, Ser 2018-A, CI A2B
2.950%, 02/25/2042 (D)	675	689
SoFi Professional Loan Program Trust, Ser 2018-B, CI A2FX
3.340%, 08/25/2047 (D)	2,113	2,169
SoFi Professional Loan Program Trust, Ser 2020-A, CI A2FX
2.540%, 05/15/2046 (D)	3,140	3,253
SoFi Professional Loan Program Trust, Ser 2020-C, CI AFX
1.950%, 02/15/2046 (D)	2,930	2,983

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
South Carolina Student Loan, Ser 2015-A, CI A
1.592%, VAR ICE LIBOR USD 1 Month+1.500%, 01/25/2036	$1,635	$1,649
Stack Infrastructure Issuer LLC, Ser 2020-1A, CI A2
1.893%, 08/25/2045 (D)	2,480	2,497
Structured Asset Investment Loan Trust, Ser 2004-8, CI A2
0.642%, VAR ICE LIBOR USD 1 Month+0.550%, 09/25/2034	3,020	2,956
Structured Asset Securities Mortgage Loan Trust, Ser 2006-BC5, CI A4
0.262%, VAR ICE LIBOR USD 1 Month+0.170%, 12/25/2036	4,140	4,069
STWD, Ser 2019-FL1, CI A
1.181%, VAR ICE LIBOR USD 1 Month+1.080%, 07/15/2038 (D)	600	600
Symphony CLO XIX, Ser 2018-19A, CI A
1.144%, VAR ICE LIBOR USD 3 Month+0.960%, 04/16/2031 (D)	3,135	3,130
Symphony CLO XXVI, Ser 2021-26A, Cl AR
1.189%, VAR ICE LIBOR USD 3 Month+1.080%, 04/20/2033 (D)	2,405	2,404
TCI-Flatiron CLO, Ser 2021-1A, CI AR2
1.340%, VAR ICE LIBOR USD 3 Month+1.150%, 01/17/2032 (D)	540	540
TCI-Symphony CLO, Ser 2018-1A, CI BR
1.838%, VAR ICE LIBOR USD 3 Month+1.650%, 10/13/2029 (D)	1,500	1,504
Towd Point Mortgage Trust, Ser 2015-5, CI A1B
2.750%, 05/25/2055 (B)(D)	81	81
Towd Point Mortgage Trust, Ser 2017-4, CI B2
3.489%, 06/25/2057 (B)(D)	1,860	1,949
Towd Point Mortgage Trust, Ser 2018-2, CI A1
3.250%, 03/25/2058 (B)(D)	1,000	1,040
Towd Point Mortgage Trust, Ser 2019-4, CI A1
2.900%, 10/25/2059 (B)(D)	2,139	2,224
Towd Point Mortgage Trust, Ser 2019-HY2, CI A1
1.092%, VAR ICE LIBOR USD 1 Month+1.000%, 05/25/2058 (D)	2,261	2,280
Towd Point Mortgage Trust, Ser 2019-MH1, CI A1
3.000%, 11/25/2058 (B)(D)	2,594	2,655
Towd Point Mortgage Trust, Ser 2020-3, CI A1
3.088%, 02/25/2063 (B)(D)	2,898	2,991

SEI Institutional Investments Trust / Annual Report / May 31, 2021	197

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Tralee CLO V, Ser 2018-5A, CI B
1.888%, VAR ICE LIBOR USD 3 Month+1.700%, 10/20/2028 (D)	$990	$993
Tralee CLO VI, Ser 2019-6A, CI AS
1.476%, VAR ICE LIBOR USD 3 Month+1.300%, 10/25/2032 (D)	1,760	1,764
Triton Container Finance VIII LLC, Ser 2020-1A, CI A
2.110%, 09/20/2045 (D)	913	923
TRP - TRIP Rail Master Funding LLC, Ser 2021-2, CI A
2.150%, 06/19/2051 (D)	2,410	2,423
United States Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	294	318
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	568	607
Venture XXV CLO, Ser 2021-25A, CI BR
1.888%, VAR ICE LIBOR USD 3 Month+1.700%, 04/20/2029 (D)	1,850	1,849
Venture XXVI CLO, Ser 2021-26A, CI BR
1.888%, VAR ICE LIBOR USD 3 Month+1.700%, 01/20/2029 (D)	990	989
Venture XXXII CLO, Ser 2018-32A, Cl A2A
1.260%, VAR ICE LIBOR USD 3 Month+1.070%, 07/18/2031 (D)	900	900
Verizon Master Trust, Ser 2021-1, Cl A
0.500%, 05/20/2027	3,786	3,790
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	585	596
Voya CLO, Ser 2018-3A, CI A1A
1.334%, VAR ICE LIBOR USD 3 Month+1.150%, 10/15/2031 (D)	2,810	2,812
Voya CLO, Ser 2018-3A, CI A1R
1.380%, VAR ICE LIBOR USD 3 Month+1.190%, 10/18/2031 (D)	750	754
Voya CLO, Ser 2021-3A, CI A1R
1.228%, VAR ICE LIBOR USD 3 Month+1.040%, 04/20/2034 (D)	1,110	1,110
Wellfleet CLO, Ser 2020-2A, CI A
2.034%, VAR ICE LIBOR USD 3 Month+1.850%, 07/15/2031 (D)	1,020	1,024
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl M2
0.382%, VAR ICE LIBOR USD 1 Month+0.290%, 07/25/2036	10,500	10,202
Whitebox CLO ll, Ser 2020-2A, CI A1
1.926%, VAR ICE LIBOR USD 3 Month+1.750%, 10/24/2031 (D)	1,710	1,716
Zais CLO XIII, Ser 2019-13A, CI A1A
1.674%, VAR ICE LIBOR USD 3 Month+1.490%, 07/15/2032 (D)	1,302	1,308

Description	Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Zais CLO XVI, Ser 2020-16A, CI A2
2.488%, VAR ICE LIBOR USD 3 Month+2.300%, 10/20/2031 (D)		$2,775	$2,777

			567,412

Total Asset-Backed Securities (Cost $677,962) ($ Thousands)			685,503

SOVEREIGN DEBT — 1.6%

Abu Dhabi Government International Bond
3.875%, 04/16/2050 (D)		1,010	1,134
2.500%, 10/11/2022 (D)		4,220	4,347
2.500%, 04/16/2025 (D)		1,176	1,246
1.700%, 03/02/2031 (D)		440	423
Chile Government International Bond
3.100%, 05/07/2041		3,941	3,841
2.450%, 01/31/2031		1,186	1,194
China Government Bond
3.310%, 11/30/2025	CNY	5,000	808
Colombia Government International Bond
5.625%, 02/26/2044		$2,570	2,837
5.200%, 05/15/2049		3,500	3,728
5.000%, 06/15/2045		3,310	3,428
3.875%, 02/15/2061		2,195	1,891
3.250%, 04/22/2032		1,046	1,010
3.125%, 04/15/2031		1,010	975
Export-Import Bank of India
3.375%, 08/05/2026 (D)		1,410	1,506
Indonesia Government International Bond
5.875%, 01/15/2024 (D)		1,264	1,431
5.250%, 01/08/2047 (D)		1,210	1,502
5.125%, 01/15/2045 (D)		2,240	2,693
4.750%, 07/18/2047 (D)		400	464
3.850%, 07/18/2027 (D)		1,610	1,790
3.750%, 04/25/2022		500	514
Israel Government AID Bond
5.500%, 09/18/2033		1,000	1,389
4.253%, 11/01/2024 (A)		1,000	974
3.593%, 02/15/2025 (A)		1,000	960
3.538%, 08/15/2025 (A)		1,000	954
Israel Government International Bond
3.375%, 01/15/2050		430	446
2.750%, 07/03/2030		720	761
Japan Bank for International Cooperation
1.750%, 10/17/2024		2,094	2,176
Kazakhstan Government International Bond
4.875%, 10/14/2044 (D)		2,480	3,056
Kuwait International Government Bond
3.500%, 03/20/2027 (D)		1,810	2,008
Mexico Government International Bond
6.050%, 01/11/2040		4,408	5,474

198	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.750%, 03/08/2044	$5,078	$5,527
4.500%, 04/22/2029	2,915	3,295
4.350%, 01/15/2047 (E)	516	532
4.280%, 08/14/2041	3,007	3,126
4.000%, 10/02/2023	158	171
3.771%, 05/24/2061	425	390
3.600%, 01/30/2025	3,190	3,528
2.659%, 05/24/2031	2,920	2,836
Panama Government International Bond
6.700%, 01/26/2036	1,830	2,457
4.500%, 05/15/2047	2,430	2,711
4.500%, 04/01/2056	830	920
4.300%, 04/29/2053	950	1,026
3.160%, 01/23/2030	310	325
2.252%, 09/29/2032	870	837
Paraguay Government International Bond
5.400%, 03/30/2050 (D)	1,523	1,735
2.739%, 01/29/2033 (D)	1,003	969
Peruvian Government International Bond
6.550%, 03/14/2037	1,070	1,441
5.625%, 11/18/2050	2,520	3,306
3.300%, 03/11/2041	3,800	3,671
2.783%, 01/23/2031	4,405	4,410
2.392%, 01/23/2026	1,591	1,637
Petroleos del Peru
5.625%, 06/19/2047 (D)	1,095	1,129
Poland Government International Bond
4.000%, 01/22/2024	7,800	8,517
Qatar Government International Bond
4.817%, 03/14/2049 (D)	3,170	3,993
4.000%, 03/14/2029 (D)	1,380	1,587
3.875%, 04/23/2023	2,870	3,056
Republic of Italy Government International Bond
3.875%, 05/06/2051	1,819	1,863
Russian Foreign Bond - Eurobond
5.625%, 04/04/2042	7,200	9,119
Saudi Government International Bond MTN
2.875%, 03/04/2023 (D)	530	551
Svensk Exportkredit MTN
0.750%, 04/06/2023	3,180	3,208
Uruguay Government International Bond
5.100%, 06/18/2050	2,630	3,329
4.375%, 01/23/2031	3,280	3,810

Total Sovereign Debt (Cost $130,683) ($ Thousands)		139,972

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.3%

California — 0.1%
University of California Regents, Ser N, RB
Callable 11/15/2059 @ 100
3.256%, 05/15/2060	$4,750	$4,886

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	160	229
6.637%, 04/01/2057	2,328	3,412

		3,641

Nevada — 0.0%
Clark County, Airport System Revenue, Build America Project, Ser C, RB
6.820%, 07/01/2045	1,170	1,777

New York — 0.1%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	1,600	2,022
New York City, Ser D, GO
1.823%, 08/01/2030	2,205	2,162
New York City, Sub-Ser A, GO
Callable 08/01/2029 @ 100
3.000%, 08/01/2034	870	912
New York City, Transitional Finance Authority Future Tax Secured Revenue, Ser D-3, RB
Callable 11/01/2030 @ 100
2.400%, 11/01/2032	1,085	1,109
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.508%, 08/01/2037	1,670	2,194
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	2,795	2,981
New York State, Transportation Authority, Ser C2, RB
5.175%, 11/15/2049	480	611

		11,991

Ohio — 0.0%
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	689	927

Oregon — 0.0%
Oregon State, GO
5.762%, 06/01/2023	1,340	1,420

SEI Institutional Investments Trust / Annual Report / May 31, 2021	199

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Texas — 0.0%
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	$1,154	$1,851
University of Texas, Ser B, RB
Callable 02/15/2049 @ 100
2.439%, 08/15/2049	585	547

		2,398

Virginia — 0.0%
University of Virginia, RB
Callable 03/01/2050 @ 100
2.256%, 09/01/2050	1,595	1,444
Virginia State, Housing Development Authority, Ser 2006-C, CI CTFS, RB
6.000%, 06/25/2034	91	95

		1,539

Total Municipal Bonds (Cost $26,155) ($ Thousands)		28,579

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
FHLMC
2.375%, 01/13/2022	565	573
1.459%, 07/15/2031 (A)	600	497
1.319%, 03/15/2031 (A)	2,900	2,406
FHLMC REMIC, IO
0.472%, 02/25/2036	4,999	266
FNMA
2.625%, 09/06/2024	510	548
2.000%, 01/05/2022	70	71
0.500%, 06/17/2025	7,405	7,382
Resolution Funding Interest STRIP
1.334%, 01/15/2030 (A)	1,930	1,654
Resolution Funding Principal STRIP
1.313%, 04/15/2030 (A)	2,570	2,195
Tennessee Valley Authority
0.750%, 05/15/2025	1,895	1,909
Tennessee Valley Authority Principal STRIP, PO
0.000%, 11/01/2025 (A)	1,000	966

Total U.S. Government Agency Obligations (Cost $18,505) ($ Thousands)		18,467

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
0.010%** [f](H)	10,768,179	$10,772

Total Affiliated Partnership (Cost $10,770) ($ Thousands)		10,772

CASH EQUIVALENT — 15.6%
SEI Daily Income Trust, Government Fund, CI F
0.010%** [f]	1,419,465,671	1,419,466

Total Cash Equivalent (Cost $1,419,466) ($ Thousands)		1,419,466

Total Investments in Securities — 118.3% (Cost $10,635,900) ($ Thousands)		$10,768,114

	Contracts
PURCHASED OPTIONS* — 0.0%
Total Purchased Options (I) (Cost $686) ($ Thousands)	20,713,413	$503

PURCHASED SWAPTION* — 0.0%
Total Purchased Swaption (J) (Cost $279) ($ Thousands)	9,470,000	$230

WRITTEN OPTIONS* — (0.0)%
Total Written Options (I) (Premiums Received $725) ($ Thousands)	(5,924,344)	$(608)

WRITTEN SWAPTIONS* — (0.0)%
Total Written Swaptions (J) (Premiums Received $187) ($ Thousands)	(14,158,000)	$–

200	SEI Institutional Investments Trust / Annual Report / May 31, 2021

A list of the exchange traded option contracts held by the Fund at May 31, 2021 is as follows:

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
March 2022, Euro FX Futures*	1,396	$135	$99.63	3/19/2022	$70
USD Put COP Call*	5,920,000	98	3,500.00	6/19/2021	2
USD Put EUR Call*	10,780,000	133	1.22	8/21/2021	130
USD Put EUR Call*	4,010,000	48	1.21	7/17/2021	21

		414			223

Call Options
June 2021, U.S. 10 Year Future Option*	1,089	154	132.25	6/19/2021	170
June 2021, U.S. 10 Year Future Option*	97	15	132.50	6/19/2021	9
May 2021, U.S. 10 Year Future Option*	63	2	132.00	5/22/2021	–
May 2021, U.S. 10 Year Future Option*	291	23	132.25	5/22/2021	–
July 2021, U.S. 5 Year Future Option*	477	78	124.00	6/19/2021	101

		272			280

Total Purchased Options		$686			$503

WRITTEN OPTIONS — 0.0%

Put Options
March 2022, IMM EURO$ Future Option*	(1,176)	$(59)	99.38	03/19/22	$(37)
July 2021, U.S. 10 Year Future Option*	(424)	(62)	129.50	06/19/21	(13)
July 2021, U.S. 10 Year Future Option*	(749)	(193)	130.00	06/19/21	(47)
USD Put BRL Call*	(5,920,000)	(124)	5.40	06/19/21	(227)

		(438)			(324)

Call Options
July 2021, U.S. 10 Year Future Option*	(96)	(42)	133.00	06/19/21	(15)
August 2021, U.S. 10 Year Future Option*	(872)	(80)	134.50	07/17/21	(82)
June 2021, U.S. 10 Year Future Option*	(363)	(124)	131.75	06/19/21	(148)
July 2021, U.S. 5 Year Future Option*	(477)	(7)	125.00	06/19/21	(7)
July 2021, U.S. Bond Future Option*	(187)	(34)	161.00	06/19/21	(32)

		(287)			(284)

Total Written Options		$(725)			$(608)

A list of the open OTC swaption contracts held by the Fund at May 31, 2021, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTION — 0.0%

Put Swaptions
3Y30Y Put*	Bank of America Merrill Lynch	9,470,000	$2.75	01/20/2024	$230

WRITTEN SWAPTIONS — 0.0%

Call Swaptions
Interest Rate Swaption*	Goldman Sachs	(2,570,000)	$1.75	06/19/2021	$–
Interest Rate Swaption*	Citigroup	(637,000)	$1.75	06/19/2021	–
Interest Rate Swaption*	Goldman Sachs	(1,222,000)	$1.75	06/19/2021	–
Interest Rate Swaption*	Morgan Stanley	(1,325,000)	$1.80	06/19/2021	–
Interest Rate Swaption*	Morgan Stanley	(1,325,000)	$1.80	06/19/2021	–

SEI Institutional Investments Trust / Annual Report / May 31, 2021	201

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Continued)

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

WRITTEN SWAPTIONS (continued)

Put Swaptions
Interest Rate Swaption*	Goldman Sachs	(2,570,000)	$2.25	06/19/2021	$–
Interest Rate Swaption*	Citigroup	(637,000)	$2.25	06/19/2021	–
Interest Rate Swaption*	Goldman Sachs	(1,222,000)	$2.25	06/19/2021	–
Interest Rate Swaption*	Morgan Stanley	(1,325,000)	$2.30	06/19/2021	–
Interest Rate Swaption*	Morgan Stanley	(1,325,000)	$2.30	06/19/2021	–

Total Written Swaptions		(14,158,000)			$—

A list of the open futures contracts held by the Fund at May 31, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
90-Day Euro$	2,288	Dec-2023	$566,065	$566,509	$444
U.S. 2-Year Treasury Note	424	Oct-2021	93,565	93,591	26
U.S. 5-Year Treasury Note	265	Oct-2021	32,791	32,821	29
U.S. 10-Year Treasury Note	1,880	Sep-2021	248,193	248,042	(150)
U.S. 10-Year Treasury Note	990	Sep-2021	130,418	130,618	200
U.S. Long Treasury Bond	1,343	Sep-2021	209,513	210,221	708
U.S. Ultra Long Treasury Bond	787	Sep-2021	144,605	145,792	1,187
U.S. Ultra Long Treasury Bond	299	Sep-2021	55,489	55,390	(99)

			1,480,639	1,482,984	2,345

Short Contracts
90-Day Euro$	(3,905)	Jun-2021	$(974,530)	$(975,054)	$(524)
90-Day Euro$	(1,960)	Dec-2021	(488,408)	(489,143)	(734)
Euro-Bund	(359)	Sep-2021	(75,119)	(74,995)	(180)
U.S. 2-Year Treasury Note	(394)	Oct-2021	(86,937)	(86,969)	(32)
U.S. 5-Year Treasury Note	(943)	Oct-2021	(116,813)	(116,792)	21
U.S. Long Treasury Bond	(857)	Sep-2021	(133,780)	(134,147)	(367)
Ultra 10-Year U.S. Treasury Note	(178)	Sep-2021	(25,625)	(25,802)	(177)
Ultra 10-Year U.S. Treasury Note	(763)	Sep-2021	(110,761)	(110,599)	162

			(2,011,973)	(2,013,501)	(1,831)

			$(531,334)	$(530,517)	$514

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	07/19/21	EUR	6,298	USD	7,516	$(162)
Citigroup	07/19/21	USD	731	EUR	600	–
Citigroup	07/19/21	EUR	3,140	USD	3,735	(93)
Citigroup	07/19/21	USD	3,485	BRL	19,520	237
Citigroup	07/19/21	USD	3,940	AUD	5,148	28
Citigroup	07/19/21	USD	15,657	CAD	19,600	571
Goldman Sachs	07/19/21	GBP	1,568	USD	2,155	(68)
Goldman Sachs	07/19/21	CNH	9,709	USD	1,472	(48)
Morgan Stanley	07/19/21	USD	9,401	BRL	53,607	819

						$1,284

202	SEI Institutional Investments Trust / Annual Report / May 31, 2021

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2021 is as follows:

Credit Default Swap
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.IG.36	Sell	0.10%	Quarterly	06/20/2026	(271,962)	$ 6,872	$ 5,527	$ 1,345

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3.45% FIXED WESTERN	CMENA IR SWAP	Annual	05/13/2022	USD	13,570	$66	$–	$66
USD-LIBOR-BBA	1.20%	Semi-Annual	10/07/2050	USD	8,946	1,699	44	1,655
3-MONTH-USD-LIBOR	0.90%	Quarterly	03/17/2050	USD	6,235	1,597	7	1,590
USD-LIBOR-BBA	2.00%	Semi-Annual	02/15/2047	USD	20,156	61	86	(25)
USD-LIBOR-BBA	1.00%	Quarterly	02/15/2047	USD	11,120	2,362	131	2,231
1.60%	USD-LIBOR-BBA	Quarterly	02/15/2047	USD	4,754	408	26	382
USD-LIBOR-BBA	1.225%	Quarterly	02/15/2047	USD	1,991	328	1	327
USD-LIBOR-BBA	1.20%	Quarterly	02/15/2047	USD	4,144	705	22	683
USD-LIBOR-BBA	FIXED 0.80%	Quarterly	11/15/2045	USD	21,290	5,191	436	4,755
0.74%	USD-SOFRRATE	Annual	08/19/2045	USD	4,960	994	–	994
USD-SOFRRATE	FIXED 0.56%	Annual	07/20/2045	USD	7,490	1,770	93	1,677
USD-LIBOR-BBA	1.25%	Semi-Annual	02/15/2028	USD	47,440	(89)	59	(148)
USD-LIBOR-BBA	1.35%	Quarterly	02/15/2028	USD	115,014	(962)	50	(1,012)
USD-LIBOR-BBA	0.78%	Quarterly	11/15/2027	USD	24,834	607	59	548
LCHEU IR SWAP	2.75%	Annual	05/13/2026	USD	36,300	5	33	(28)
1.10%	USD-LIBOR-BBA	Semi-Annual	12/18/2025	USD	105,649	(556)	–	(556)
2.94%	LCHEU IR SWAP	Annual	05/13/2023	USD	22,730	119	–	119
FIXED 0.19%	USD-LIBOR-BBA	Semi-Annual	06/15/2022	USD	64,527	28	–	28
USD-LIBOR-BBA	2.00%	Semi-Annual	06/03/2051	USD	881	3	9	(6)
USD-LIBOR-BBA	2.05%	Semi-Annual	06/07/2051	USD	2,650	(21)	–	(21)

						$14,315	$1,056	$13,259

Percentages are based on Net Assets of $9,105,850 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2021.
†	Investment in Affiliated Security (see Note 6).
††	Represents cost.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	No interest rate available.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $1,275,100 ($ Thousands), representing 14.0% of the Net Assets of the Fund.

(E)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (See Note 12). The total market value of securities on loan at May 31, 2021 was $10,470 ($ Thousands).
(F)	Perpetual security with no stated maturity date.
(G)	Security is in default on interest payment.
(H)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2021 was $10,772 ($ Thousands).
(I)	Refer to table below for details on Options Contracts.
(J)	Refer to table below for details on Swaption Contracts.
(K)	Security, or a portion thereof, has been pledged as collateral on open future agreements.

ACES — Alternative Credit Enhancement Securities

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Offshore

DAC — Designated Activity Company

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

JSC — Joint-Stock Company

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

SEI Institutional Investments Trust / Annual Report / May 31, 2021	203

SCHEDULE OF INVESTMENTS

May 31, 2021

Core Fixed Income Fund (Concluded)

L.P. — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

SOFR — Secured Overnight Finance Rate

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

UMBS — Uniform Mortgage Backed Securities

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	3,045,398	–	3,045,398
Mortgage-Backed Securities	–	2,804,196	–	2,804,196
Corporate Obligations	–	2,615,761	–	2,615,761
Asset-Backed Securities	–	685,503	–	685,503
Sovereign Debt	–	139,972	–	139,972
Municipal Bonds	–	28,579	–	28,579
U.S. Government Agency Obligations	–	18,467	–	18,467
Affiliated Partnership	–	10,772	–	10,772
Cash Equivalent	1,419,466	–	–	1,419,466

Total Investments in Securities	1,419,466	9,348,648	–	10,768,114

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	503	–	–	503
Purchased Swaptions	–	230	–	230
Written Options	(608)	–	–	(608)
Written Swaptions	–	–	–	–
Futures Contracts*
Unrealized Appreciation	2,777	–	–	2,777
Unrealized Depreciation	(2,263)	–	–	(2,263)
Forwards Contracts*
Unrealized Appreciation	–	1,655	–	1,655
Unrealized Depreciation	–	(371)	–	(371)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	1,345	–	1,345
Interest Rate Swaps*
Unrealized Appreciation	–	15,055	–	15,055
Unrealized Depreciation	–	(1,796)	–	(1,796)

Total Other Financial Instruments	409	16,118	–	16,527

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ –	$ 79,993	$ (69,218)	$(5)	$2	$ 10,772	10,768,179	$13	$–
SEI Daily Income Trust, Government Fund, Cl F	360,500	9,689,095	(8,630,129)	–	–	1,419,466	1,419,465,671	72	–

Totals	$ 360,500	$ 9,769,088	$ (8,699,347)	$(5)	$2	$ 1,430,238		$ 85	$ –

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

204	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 73.2%

Communication Services — 12.2%
Altice Financing
7.500%, 05/15/2026 (A)	$865	$899
5.000%, 01/15/2028 (A)	6,791	6,739
Altice France
8.125%, 02/01/2027 (A)	2,283	2,488
7.375%, 05/01/2026 (A)	2,421	2,518
5.125%, 07/15/2029 (A)	1,818	1,803
Altice France Holding
10.500%, 05/15/2027 (A)	1,135	1,269
6.000%, 02/15/2028 (A)	2,612	2,560
AMC Entertainment Holdings
12.000%cash/0% PIK, 06/15/2026 (A)	1,564	1,540
10.500%, 04/24/2026 (A)	61	66
6.125%, 05/15/2027	680	488
5.750%, 06/15/2025	370	275
ANGI Group LLC
3.875%, 08/15/2028 (A)	3,539	3,477
Arches Buyer
6.125%, 12/01/2028 (A)	2,962	3,029
4.250%, 06/01/2028 (A)	378	371
Belo
7.250%, 09/15/2027	442	514
CCO Holdings LLC
5.750%, 02/15/2026 (A)	1,845	1,908
5.500%, 05/01/2026 (A)	1,013	1,047
5.375%, 06/01/2029 (A)	230	250
5.125%, 05/01/2027 (A)	6,372	6,659
5.000%, 02/01/2028 (A)	3,210	3,358
4.750%, 03/01/2030 (A)	600	622

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 08/15/2030 (A)	$740	$754
4.250%, 02/01/2031 (A)	6,044	6,032
Cincinnati Bell
8.000%, 10/15/2025 (A)	160	169
7.000%, 07/15/2024 (A)	455	469
Cinemark USA
8.750%, 05/01/2025 (A)	191	208
Clear Channel International BV
6.625%, 08/01/2025 (A)	2,307	2,407
Clear Channel Outdoor Holdings
7.750%, 04/15/2028 (A)	5,910	6,054
7.500%, 06/01/2029 (A)	817	815
Clear Channel Worldwide Holdings
9.250%, 02/15/2024	913	958
5.125%, 08/15/2027 (A)	3,180	3,211
Connect Finco SARL
6.750%, 10/01/2026 (A)	2,163	2,236
Consolidated Communications
6.500%, 10/01/2028 (A)	6,388	6,907
5.000%, 10/01/2028 (A)	829	843
CSC Holdings LLC
7.500%, 04/01/2028 (A)	2,140	2,343
6.500%, 02/01/2029 (A)	2,325	2,543
5.750%, 01/15/2030 (A)	3,039	3,172
4.625%, 12/01/2030 (A)	2,981	2,888
4.500%, 11/15/2031 (A)	1,631	1,626
4.125%, 12/01/2030 (A)	3,210	3,137
3.375%, 02/15/2031 (A)	1,954	1,822
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	4,021	4,187
Diamond Sports Group LLC
6.625%, 08/15/2027 (A)	6,807	3,883
5.375%, 08/15/2026 (A)	13,711	10,146
Digicel
6.750%, 03/01/2023 (A)	650	617
Digicel Group
10.000%, 04/01/2024	397	390
Digicel Holdings Bermuda
8.750%, 05/25/2024 (A)	1,363	1,416
DISH DBS
7.750%, 07/01/2026	4,030	4,578
7.375%, 07/01/2028	3,797	4,068
5.875%, 07/15/2022	82	85
5.875%, 11/15/2024	4,621	4,921
5.125%, 06/01/2029 (A)	630	626
5.000%, 03/15/2023	2,935	3,049
DKT Finance ApS
9.375%, 06/17/2023 (A)	2,964	3,038
Entercom Media
6.750%, 03/31/2029 (A)	4,201	4,269
6.500%, 05/01/2027 (A)	375	382

SEI Institutional Investments Trust / Annual Report / May 31, 2021	205

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Frontier Communications
6.750%, 05/01/2029 (A)	$1,193	$1,245
5.875%, 10/15/2027 (A)	367	390
5.000%, 05/01/2028 (A)	1,944	1,993
Frontier Communications Holdings LLC
5.875%, 11/01/2029	1,628	1,636
GCI LLC
4.750%, 10/15/2028 (A)	555	566
Getty Images
9.750%, 03/01/2027 (A)	2,175	2,322
Gray Television
7.000%, 05/15/2027 (A)	424	458
4.750%, 10/15/2030 (A)	1,034	1,016
iHeartCommunications (K)
8.375%, 05/01/2027	6,160	6,583
6.375%, 05/01/2026	154	165
5.250%, 08/15/2027 (A)	1,772	1,834
4.750%, 01/15/2028 (A)	1,347	1,374
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)(B)	3,562	2,084
8.500%, 10/15/2024 (A)(B)	3,082	1,827
5.500%, 08/01/2023 (B)	210	122
Intelsat Luxembourg
8.125%, 06/01/2023 (B)	1,010	30
ION Trading Technologies Sarl
5.750%, 05/15/2028 (A)	3,125	3,169
LCPR Senior Secured Financing DAC
6.750%, 10/15/2027 (A)	3,416	3,668
Level 3 Financing
5.375%, 05/01/2025	5,216	5,338
4.625%, 09/15/2027 (A)	2,269	2,331
4.250%, 07/01/2028 (A)	555	556
3.625%, 01/15/2029 (A)	3,751	3,606
Live Nation Entertainment
6.500%, 05/15/2027 (A)	373	412
5.625%, 03/15/2026 (A)	466	485
4.875%, 11/01/2024 (A)	2,285	2,327
4.750%, 10/15/2027 (A)	1,818	1,857
3.750%, 01/15/2028 (A)	96	96
Lumen Technologies
7.500%, 04/01/2024	1,224	1,371
6.875%, 01/15/2028	638	710
5.625%, 04/01/2025	426	457
5.125%, 12/15/2026 (A)	4,717	4,886
4.500%, 01/15/2029 (A)	190	184
4.000%, 02/15/2027 (A)	1,815	1,836
McGraw Hill LLC
8.000%, 11/30/2024 (A)	3,545	3,589
Meredith
6.875%, 02/01/2026	798	834
6.500%, 07/01/2025 (A)	275	296

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Midcontinent Communications
5.375%, 08/15/2027 (A)	$772	$803
National CineMedia LLC
5.750%, 08/15/2026	1,381	1,212
Netflix
5.875%, 11/15/2028	713	863
5.375%, 11/15/2029 (A)	275	325
4.875%, 04/15/2028	1,862	2,142
4.875%, 06/15/2030 (A)	1,326	1,528
News
3.875%, 05/15/2029 (A)	318	321
Nexstar Broadcasting
5.625%, 07/15/2027 (A)	7,829	8,279
4.750%, 11/01/2028 (A)	3,553	3,620
Photo Holdings Merger Sub
8.500%, 10/01/2026 (A)	905	989
Radiate Holdco LLC
6.500%, 09/15/2028 (A)	882	906
4.500%, 09/15/2026 (A)	882	891
Sable International Finance
5.750%, 09/07/2027 (A)	1,558	1,642
Salem Media Group
6.750%, 06/01/2024 (A)	5,855	5,696
Scripps Escrow
5.875%, 07/15/2027 (A)	1,114	1,150
Scripps Escrow II
5.375%, 01/15/2031 (A)	142	142
3.875%, 01/15/2029 (A)	1,073	1,043
Sinclair Television Group
5.125%, 02/15/2027 (A)	2,406	2,409
4.125%, 12/01/2030 (A)	6,660	6,493
Sirius XM Radio
5.500%, 07/01/2029 (A)	626	674
5.375%, 07/15/2026 (A)	2,988	3,074
5.000%, 08/01/2027 (A)	2,621	2,739
4.625%, 07/15/2024 (A)	880	902
4.125%, 07/01/2030 (A)	4,132	4,142
SoftBank Group
6.000%, VAR USD ICE Swap 11:00 NY 5Yr+4.226% (D)	950	964
5.125%, 09/19/2027	799	849
Spanish Broadcasting System
9.750%, 03/01/2026 (A)	2,985	2,933
Sprint
7.875%, 09/15/2023	2,793	3,165
7.625%, 02/15/2025	7,815	9,240
7.625%, 03/01/2026	2,559	3,109
7.250%, 09/15/2021	2,180	2,214
7.125%, 06/15/2024	1,605	1,850
Sprint Capital
8.750%, 03/15/2032	3,233	4,793

206	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TEGNA
4.625%, 03/15/2028	$2,684	$2,741
Telecom Italia
5.303%, 05/30/2024 (A)	520	566
Telecom Italia Capital
6.000%, 09/30/2034	2,199	2,430
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	3,800	4,001
Telesat Canada
6.500%, 10/15/2027 (A)	9,974	9,488
4.875%, 06/01/2027 (A)	1,793	1,708
Terrier Media Buyer
8.875%, 12/15/2027 (A)	5,977	6,395
T-Mobile USA
4.750%, 02/01/2028	4,905	5,243
3.500%, 04/15/2025	159	173
3.500%, 04/15/2031	1,725	1,754
3.375%, 04/15/2029	1,675	1,703
Trilogy International Partners LLC
8.875%, 05/01/2022 (A)	1,715	1,698
U.S. Cellular
6.700%, 12/15/2033	2,575	3,103
Univision Communications
6.625%, 06/01/2027 (A)	1,395	1,508
4.500%, 05/01/2029 (A)	692	702
Urban One
7.375%, 02/01/2028 (A)	10,091	10,687
Virgin Media Finance
5.000%, 07/15/2030 (A)	1,879	1,871
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	1,983	2,122
4.500%, 08/15/2030 (A)	757	755
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/2028 (A)	2,543	2,572
Windstream Escrow LLC
7.750%, 08/15/2028 (A)	2,163	2,210
WMG Acquisition
3.000%, 02/15/2031 (A)	749	707
Zayo Group Holdings
6.125%, 03/01/2028 (A)	865	879
4.000%, 03/01/2027 (A)	2,131	2,088

		345,988

Consumer Discretionary — 11.5%
1011778 BC ULC / New Red Finance
4.375%, 01/15/2028 (A)	898	905
4.000%, 10/15/2030 (A)	2,530	2,451
3.500%, 02/15/2029 (A)	163	160
Academy
6.000%, 11/15/2027 (A)	1,858	1,974
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (A)	690	707

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Adient US LLC
9.000%, 04/15/2025 (A)	$227	$251
Adtalem Global Education
5.500%, 03/01/2028 (A)	3,240	3,237
American Axle & Manufacturing
6.875%, 07/01/2028	247	268
6.500%, 04/01/2027	785	832
6.250%, 04/01/2025	720	745
6.250%, 03/15/2026	660	681
American Builders & Contractors Supply
4.000%, 01/15/2028 (A)	4,430	4,526
American Greetings
8.750%, 04/15/2025 (A)	5,700	5,914
Aramark Services
5.000%, 02/01/2028 (A)	695	717
Asbury Automotive Group
4.500%, 03/01/2028	3,253	3,352
Ashton Woods USA LLC
6.625%, 01/15/2028 (A)	5,147	5,507
Aston Martin Capital Holdings
10.500%, 11/30/2025 (A)	1,873	2,070
Aventine (Escrow Security)
0.000%, 10/15/2049 (E)(0)	2,600	–
Bally’s
6.750%, 06/01/2027 (A)	1,320	1,404
BCPE Ulysses Intermediate
7.750%cash/0% PlK, 04/01/2027 (A)	1,973	2,047
Boyd Gaming
6.000%, 08/15/2026	530	551
4.750%, 06/15/2031 (A)	2,262	2,285
Boyne USA
4.750%, 05/15/2029 (A)	304	314
Brookfield Residential Properties
4.875%, 02/15/2030 (A)	1,081	1,062
Caesars Entertainment
6.250%, 07/01/2025 (A)	2,924	3,085
Caesars Resort Collection LLC
5.250%, 10/15/2025 (A)	3,280	3,306
Carnival
11.500%, 04/01/2023 (A)	1,001	1,145
10.500%, 02/01/2026 (A)	1,254	1,479
9.875%, 08/01/2027 (A)	585	686
5.750%, 03/01/2027 (A)	7,069	7,511
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	517	552
Cedar Fair
5.500%, 05/01/2025 (A)	285	298
5.375%, 06/01/2024	2,145	2,166
5.250%, 07/15/2029	110	112
Cengage Learning
9.500%, 06/15/2024 (A)	6,195	6,296

SEI Institutional Investments Trust / Annual Report / May 31, 2021	207

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Century Communities
6.750%, 06/01/2027	$624	$671
5.875%, 07/15/2025	1,771	1,829
Cirsa Finance International Sarl
7.875%, 12/20/2023 (A)	2,124	2,161
Clarios Global
8.500%, 05/15/2027 (A)	2,524	2,745
6.750%, 05/15/2025 (A)	2,200	2,357
6.250%, 05/15/2026 (A)	2,270	2,424
Constellation Merger Sub
8.500%, 09/15/2025 (A)	568	557
Cooper-Standard Automotive
13.000%, 06/01/2024 (A)	520	588
5.625%, 11/15/2026 (A)	1,485	1,277
Core & Main
6.125%, 08/15/2025 (A)	2,772	2,827
Core & Main Holdings
8.625%cash/0% PIK, 09/15/2024 (A)	2,640	2,688
CSC Holdings LLC
5.875%, 09/15/2022	152	159
Dana
5.625%, 06/15/2028	1,933	2,085
5.375%, 11/15/2027	958	1,018
4.250%, 09/01/2030	705	728
Dana Financing Luxembourg Sarl
6.500%, 06/01/2026 (A)	1,245	1,287
eG Global Finance
8.500%, 10/30/2025 (A)	842	888
6.750%, 02/07/2025 (A)	4,640	4,741
Fontainebleau Las Vegas
11.000%, 06/15/2015 (A)(B)(E)	3,481	–
Ford Motor
9.625%, 04/22/2030	392	546
9.000%, 04/22/2025	763	932
8.500%, 04/21/2023	3,667	4,093
Ford Motor Credit LLC
5.596%, 01/07/2022	130	133
5.584%, 03/18/2024	105	115
5.125%, 06/16/2025	1,285	1,406
5.113%, 05/03/2029	2,930	3,205
4.687%, 06/09/2025	1,245	1,338
4.542%, 08/01/2026	1,481	1,595
4.271%, 01/09/2027	485	510
4.134%, 08/04/2025	1,600	1,696
4.125%, 08/17/2027	2,815	2,942
4.063%, 11/01/2024	1,577	1,667
4.000%, 11/13/2030	3,103	3,165
3.815%, 11/02/2027	1,425	1,455
3.813%, 10/12/2021	930	940
3.810%, 01/09/2024	225	234
3.375%, 11/13/2025	207	212
3.350%, 11/01/2022	265	271

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.096%, 05/04/2023	$448	$457
1.068%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	1,380	1,377
Ford Motor Credit LLC MTN
4.389%, 01/08/2026	650	692
Goodyear Tire & Rubber
5.250%, 04/30/2031	514	524
5.250%, 07/15/2031 (A)	109	111
5.000%, 07/15/2029 (A)	227	232
GrubHub Holdings
5.500%, 07/01/2027 (A)	1,600	1,684
Hanesbrands
4.625%, 05/15/2024 (A)	3,861	4,098
Hillman Group
6.375%, 07/15/2022 (A)	1,280	1,281
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	326	351
5.375%, 05/01/2025 (A)	114	120
3.750%, 05/01/2029 (A)	171	171
3.625%, 02/15/2032 (A)	1,891	1,851
Hilton Worldwide Finance LLC
4.875%, 04/01/2027	203	211
Houghton Mifflin Harcourt Publishers
9.000%, 02/15/2025 (A)	3,890	4,151
IHO Verwaltungs GmbH
6.375%cash/0% PIK, 05/15/2029 (A)	835	908
6.000%cash/0% PIK, 05/15/2027 (A)	850	892
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2023	3,884	3,826
International Game Technology
6.500%, 02/15/2025 (A)	635	703
6.250%, 01/15/2027 (A)	4,233	4,797
5.250%, 01/15/2029 (A)	200	213
4.125%, 04/15/2026 (A)	200	207
IRB Holding
7.000%, 06/15/2025 (A)	205	222
6.750%, 02/15/2026 (A)	3,540	3,659
KB Home
4.000%, 06/15/2031	920	920
Ken Garff Automotive LLC
4.875%, 09/15/2028 (A)	442	440
L Brands
9.375%, 07/01/2025 (A)	50	64
7.600%, 07/15/2037	60	73
7.500%, 06/15/2029	542	623
6.875%, 11/01/2035	75	90
6.750%, 07/01/2036	2,607	3,099
6.694%, 01/15/2027	149	171
6.625%, 10/01/2030 (A)	2,383	2,724
LBM Acquisition LLC
6.250%, 01/15/2029 (A)	2,025	2,071

208	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
LCM Investments Holdings II LLC
4.875%, 05/01/2029 (A)	$1,344	$1,380
Liberty Interactive LLC
8.250%, 02/01/2030	5,829	6,674
Lions Gate Capital Holdings LLC
5.500%, 04/15/2029 (A)	1,846	1,913
Lithia Motors
4.375%, 01/15/2031 (A)	2,455	2,596
3.875%, 06/01/2029 (A)	1,513	1,556
LSF9 Atlantis Holdings LLC
7.750%, 02/15/2026 (A)	3,740	3,807
Macy’s
8.375%, 06/15/2025 (A)	487	538
Macy’s Retail Holdings LLC
5.875%, 04/01/2029 (A)	2,680	2,855
Magic Mergeco
7.875%, 05/01/2029 (A)	5,012	5,112
5.250%, 05/01/2028 (A)	3,562	3,607
MajorDrive Holdings IV LLC
6.375%, 06/01/2029 (A)	3,895	3,862
Marriott Ownership Resorts
6.500%, 09/15/2026	920	959
6.125%, 09/15/2025 (A)	381	405
Mattamy Group
4.625%, 03/01/2030 (A)	2,872	2,879
Mattel
6.750%, 12/31/2025 (A)	360	379
5.875%, 12/15/2027 (A)	300	329
3.750%, 04/01/2029 (A)	183	187
3.375%, 04/01/2026 (A)	144	150
Melco Resorts Finance
5.250%, 04/26/2026	1,360	1,415
Meritage Homes
3.875%, 04/15/2029 (A)	2,304	2,399
MGM Resorts International
6.750%, 05/01/2025	1,984	2,127
6.000%, 03/15/2023	2,115	2,257
5.750%, 06/15/2025	761	836
Midwest Gaming Borrower LLC
4.875%, 05/01/2029 (A)	2,219	2,223
Millennium (Escrow Security)
7.625%, 11/15/2026 (B)(E)	200	–
NCL
12.250%, 05/15/2024 (A)	1,835	2,220
Neiman Marcus Group (Escrow Security)
0.000%, 10/15/2021 (E)	2,835	944
Newell Brands
5.875%, 04/01/2036	130	161
4.875%, 06/01/2025	75	84
4.700%, 04/01/2026	1,190	1,337
Peninsula Pacific Entertainment LLC
8.500%, 11/15/2027 (A)	8,663	9,265

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Penn National Gaming
5.625%, 01/15/2027 (A)	$2,043	$2,120
PetSmart
7.750%, 02/15/2029 (A)	1,001	1,101
4.750%, 02/15/2028 (A)	929	962
PM General Purchaser LLC
9.500%, 10/01/2028 (A)	543	593
QVC
4.750%, 02/15/2027	867	916
4.375%, 09/01/2028	442	453
Royal Caribbean Cruises
9.125%, 06/15/2023 (A)	1,222	1,352
Royal Caribbean Cruises Ltd
11.500%, 06/01/2025 (A)	733	848
10.875%, 06/01/2023 (A)	578	663
Scientific Games International
8.250%, 03/15/2026 (A)	2,306	2,479
7.000%, 05/15/2028 (A)	1,355	1,465
SeaWorld Parks & Entertainment
9.500%, 08/01/2025 (A)	3,600	3,886
Service International
7.500%, 04/01/2027	867	1,047
5.125%, 06/01/2029	82	89
4.625%, 12/15/2027	970	1,023
4.000%, 05/15/2031	132	135
3.375%, 08/15/2030	278	270
Shea Homes
4.750%, 02/15/2028 (A)	1,081	1,084
4.750%, 04/01/2029 (A)	1,323	1,316
Silversea Cruise Finance
7.250%, 02/01/2025 (A)	2,772	2,873
Six Flags Entertainment
5.500%, 04/15/2027 (A)	110	114
4.875%, 07/31/2024 (A)	6,928	6,980
Six Flags Theme Parks
7.000%, 07/01/2025 (A)	1,287	1,384
Specialty Building Products Holdings LLC
6.375%, 09/30/2026 (A)	2,162	2,249
Speedway Motorsports LLC
4.875%, 11/01/2027 (A)	1,360	1,353
SRS Distribution
8.250%, 07/01/2026 (A)	2,249	2,355
6.125%, 07/01/2029 (A)	1,333	1,360
4.625%, 07/01/2028 (A)	1,517	1,531
Staples
10.750%, 04/15/2027 (A)	2,230	2,283
7.500%, 04/15/2026 (A)	2,659	2,759
Stars Group Holdings BV
7.000%, 07/15/2026 (A)	405	421
Station Casinos LLC
5.000%, 10/01/2025 (A)	604	616
4.500%, 02/15/2028 (A)	775	784

SEI Institutional Investments Trust / Annual Report / May 31, 2021	209

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
StoneMor
8.500%, 05/15/2029 (A)	$1,275	$1,259
Studio City Finance
5.000%, 01/15/2029 (A)	3,530	3,597
Sugarhouse HSP Gaming Prop Mezz LP
5.875%, 05/15/2025 (A)	5,505	5,395
Superior Plus
4.500%, 03/15/2029 (A)	368	374
Tempur Sealy International
5.500%, 06/15/2026	825	847
4.000%, 04/15/2029 (A)	714	715
Tenneco
7.875%, 01/15/2029 (A)	242	271
5.375%, 12/15/2024	300	302
5.125%, 04/15/2029 (A)	4,237	4,237
5.000%, 07/15/2026	5,527	5,492
Vail Resorts
6.250%, 05/15/2025 (A)	981	1,042
Vista Outdoor
4.500%, 03/15/2029 (A)	2,092	2,082
Wheel Pros
6.500%, 05/15/2029 (A)	3,825	3,844
White Capital Buyer LLC
6.875%, 10/15/2028 (A)	188	198
White Capital Parent LLC
8.250%cash/0% PIK, 03/15/2026 (A)	3,300	3,407
Wolverine Escrow LLC
13.125%, 11/15/2027 (A)	180	152
9.000%, 11/15/2026 (A)	960	941
8.500%, 11/15/2024 (A)	145	142
Wynn Las Vegas LLC
5.500%, 03/01/2025 (A)	1,996	2,128
5.250%, 05/15/2027 (A)	60	63
4.250%, 05/30/2023 (A)	245	252
Wynn Resorts Finance LLC
7.750%, 04/15/2025 (A)	2,825	3,037
5.125%, 10/01/2029 (A)	514	532
Yum! Brands
7.750%, 04/01/2025 (A)	180	196
6.875%, 11/15/2037	1,840	2,259
5.350%, 11/01/2043	180	186
4.625%, 01/31/2032	396	414
3.625%, 03/15/2031	1,266	1,250

		327,028

Consumer Staples — 5.7%
Akumin
7.000%, 11/01/2025 (A)	2,435	2,514
Albertsons
5.875%, 02/15/2028 (A)	623	662
5.750%, 03/15/2025	97	99
4.875%, 02/15/2030 (A)	285	297

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 01/15/2027 (A)	$3,427	$3,547
3.500%, 03/15/2029 (A)	1,118	1,072
3.250%, 03/15/2026 (A)	350	352
Allied Universal Holdco LLC
9.750%, 07/15/2027 (A)	1,151	1,269
6.625%, 07/15/2026 (A)	1,684	1,785
4.625%, 06/01/2028 (A)	684	681
Bausch Health
9.000%, 12/15/2025 (A)	3,430	3,670
7.250%, 05/30/2029 (A)	295	305
7.000%, 03/15/2024 (A)	753	769
7.000%, 01/15/2028 (A)	1,460	1,497
6.250%, 02/15/2029 (A)	6,429	6,284
6.125%, 04/15/2025 (A)	3,911	3,993
5.250%, 01/30/2030 (A)	6,887	6,345
5.250%, 02/15/2031 (A)	3,081	2,819
5.000%, 01/30/2028 (A)	1,566	1,468
5.000%, 02/15/2029 (A)	914	839
4.875%, 06/01/2028 (A)	2,253	2,270
Bausch Health Americas
9.250%, 04/01/2026 (A)	365	394
8.500%, 01/31/2027 (A)	1,291	1,383
Bidfair Holdings
5.875%, 06/01/2029 (A)	842	845
Central Garden & Pet
5.125%, 02/01/2028	1,515	1,593
4.125%, 10/15/2030	332	339
Chobani LLC
7.500%, 04/15/2025 (A)	1,270	1,322
4.625%, 11/15/2028 (A)	3,912	4,033
Coty
6.500%, 04/15/2026 (A)	5,645	5,615
5.000%, 04/15/2026 (A)	306	310
Dole Food
7.250%, 06/15/2025 (A)	1,761	1,796
Edgewell Personal Care
5.500%, 06/01/2028 (A)	565	600
4.125%, 04/01/2029 (A)	217	217
Energizer Holdings
4.750%, 06/15/2028 (A)	536	544
4.375%, 03/31/2029 (A)	1,831	1,808
Envision Healthcare
8.750%, 10/15/2026 (A)	4,588	3,154
Fresh Market
9.750%, 05/01/2023 (A)	1,764	1,813
Garda World Security
9.500%, 11/01/2027 (A)	565	623
6.000%, 06/01/2029 (A)	429	425
High Ridge Brands (Escrow Security)
0.000%, 03/15/2025	800	–
JBS USA LUX
5.500%, 01/15/2030 (A)	2,347	2,582

210	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kraft Heinz Foods
3.000%, 06/01/2026	$3,236	$3,423
Lamb Weston Holdings
4.875%, 11/01/2026 (A)	575	596
4.875%, 05/15/2028 (A)	218	240
4.625%, 11/01/2024 (A)	2,932	3,031
Legacy LifePoint Health LLC
6.750%, 04/15/2025 (A)	612	647
4.375%, 02/15/2027 (A)	9,158	9,124
LifePoint Health
5.375%, 01/15/2029 (A)	861	838
MPH Acquisition Holdings LLC
5.750%, 11/01/2028 (A)	2,801	2,788
NESCO Holdings II
5.500%, 04/15/2029 (A)	322	332
New Albertsons
8.700%, 05/01/2030	2,229	2,797
Organon Finance 1 LLC
5.125%, 04/30/2031 (A)	1,126	1,156
4.125%, 04/30/2028 (A)	2,190	2,212
Ortho-Clinical Diagnostics
7.250%, 02/01/2028 (A)	2,106	2,290
Performance Food Group
6.875%, 05/01/2025 (A)	80	85
5.500%, 10/15/2027 (A)	565	589
Post Holdings
5.750%, 03/01/2027 (A)	2,707	2,829
5.625%, 01/15/2028 (A)	1,800	1,902
5.500%, 12/15/2029 (A)	857	915
4.625%, 04/15/2030 (A)	234	235
Prime Security Services Borrower LLC
5.750%, 04/15/2026 (A)	1,663	1,819
3.375%, 08/31/2027 (A)	955	917
Radiology Partners
9.250%, 02/01/2028 (A)	1,514	1,660
Rite Aid
8.000%, 11/15/2026 (A)	2,564	2,662
7.700%, 02/15/2027	1,710	1,667
7.500%, 07/01/2025 (A)	4,246	4,405
RP Escrow Issuer LLC
5.250%, 12/15/2025 (A)	205	212
Sabre Global
9.250%, 04/15/2025 (A)	278	325
7.375%, 09/01/2025 (A)	992	1,069
Sigma Holdco BV
7.875%, 05/15/2026 (A)	7,499	7,593
Simmons Foods
4.625%, 03/01/2029 (A)	1,505	1,524
Spectrum Brands
5.750%, 07/15/2025	45	46
5.500%, 07/15/2030 (A)	416	446
5.000%, 10/01/2029 (A)	630	665

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.875%, 03/15/2031 (A)	$172	$167
Surgery Center Holdings
6.750%, 07/01/2025 (A)	1,404	1,427
Team Health Holdings
6.375%, 02/01/2025 (A)	6,630	6,166
Triton Water Holdings
6.250%, 04/01/2029 (A)	4,127	4,138
Turning Point Brands
5.625%, 02/15/2026 (A)	2,040	2,117
US Acute Care Solutions LLC
6.375%, 03/01/2026 (A)	1,073	1,105
US Renal Care
10.625%, 07/15/2027 (A)	3,590	3,737
Vector Group
10.500%, 11/01/2026 (A)	5,290	5,607
5.750%, 02/01/2029 (A)	1,715	1,732
Verscend Escrow
9.750%, 08/15/2026 (A)	1,782	1,889

		161,057

Energy — 11.4%
Aethon United BR
8.250%, 02/15/2026 (A)	1,750	1,873
Antero Midstream Partners
7.875%, 05/15/2026 (A)	1,473	1,633
5.750%, 03/01/2027 (A)	2,996	3,087
5.750%, 01/15/2028 (A)	502	516
5.375%, 09/15/2024	1,540	1,581
5.375%, 06/15/2029 (A)	360	364
Antero Resources
8.375%, 07/15/2026 (A)	2,740	3,088
7.625%, 02/01/2029 (A)	3,751	4,126
5.625%, 06/01/2023	1,020	1,020
5.375%, 03/01/2030 (A)	158	158
Apache
5.100%, 09/01/2040	3,643	3,759
4.875%, 11/15/2027	2,920	3,066
4.625%, 11/15/2025	737	782
4.375%, 10/15/2028	451	463
Archrock Partners
6.250%, 04/01/2028 (A)	3,263	3,387
Ascent Resources Utica Holdings LLC
9.000%, 11/01/2027 (A)	1,106	1,518
8.250%, 12/31/2028 (A)	4,373	4,756
7.000%, 11/01/2026 (A)	2,821	2,899
Baytex Energy
8.750%, 04/01/2027 (A)	600	582
Blue Racer Midstream LLC
7.625%, 12/15/2025 (A)	2,521	2,720
Buckeye Partners
4.500%, 03/01/2028 (A)	350	350
4.125%, 03/01/2025 (A)	350	361

SEI Institutional Investments Trust / Annual Report / May 31, 2021	211

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 12/01/2027	$480	$478
California Resources
7.125%, 02/01/2026 (A)	530	547
Callon Petroleum
8.250%, 07/15/2025	330	311
6.250%, 04/15/2023	150	142
Cheniere Energy
4.625%, 10/15/2028 (A)	1,682	1,766
Cheniere Energy Partners
5.625%, 10/01/2026	3,087	3,214
4.500%, 10/01/2029	10,273	10,864
4.000%, 03/01/2031 (A)	1,034	1,067
Chesapeake Energy
5.875%, 02/01/2029 (A)	415	447
5.500%, 02/01/2026 (A)	1,989	2,098
Chesapeake Energy (Escrow Security)
0.000%, 12/31/2049 (E)	6,045	4
Citgo Holding
9.250%, 08/01/2024 (A)	8,784	9,004
CITGO Petroleum
6.375%, 06/15/2026 (A)	263	270
CNX Midstream Partners
6.500%, 03/15/2026 (A)	2,190	2,286
CNX Resources
7.250%, 03/14/2027 (A)	4,950	5,323
6.000%, 01/15/2029 (A)	2,022	2,158
Comstock Resources
7.500%, 05/15/2025 (A)	314	325
6.750%, 03/01/2029 (A)	4,199	4,389
Continental Resources
5.750%, 01/15/2031 (A)	2,390	2,805
CQP Holdco
5.500%, 06/15/2031 (A)	3,450	3,484
Crestwood Midstream Partners
6.000%, 02/01/2029 (A)	190	197
5.750%, 04/01/2025	2,405	2,464
CrownRock
5.625%, 10/15/2025 (A)	2,716	2,807
DCP Midstream Operating
8.125%, 08/16/2030	1,990	2,591
5.625%, 07/15/2027	750	825
5.375%, 07/15/2025	268	294
5.125%, 05/15/2029	896	966
Delek Logistics Partners
6.750%, 05/15/2025	1,462	1,496
Devon Energy
7.950%, 04/15/2032	1,327	1,831
DT Midstream
4.375%, 06/15/2031 (A)	2,445	2,454
4.125%, 06/15/2029 (A)	7,382	7,419
Encino Acquisition Partners Holdings LLC
8.500%, 05/01/2028 (A)	575	575

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Endeavor Energy Resources
6.625%, 07/15/2025 (A)	$412	$437
Energy Transfer
5.500%, 06/01/2027	2,863	3,164
EnLink Midstream LLC
5.625%, 01/15/2028 (A)	770	802
5.375%, 06/01/2029	6,906	6,958
EnLink Midstream Partners
4.850%, 07/15/2026	140	141
4.400%, 04/01/2024	620	644
4.150%, 06/01/2025	445	455
Enviva Partners
6.500%, 01/15/2026 (A)	3,562	3,733
EQM Midstream Partners
6.500%, 07/01/2027 (A)	1,116	1,227
6.500%, 07/15/2048	1,728	1,835
6.000%, 07/01/2025 (A)	1,221	1,322
5.500%, 07/15/2028	105	112
4.750%, 01/15/2031 (A)	357	359
4.500%, 01/15/2029 (A)	857	857
EQT
8.500%, 02/01/2030	845	1,098
7.625%, 02/01/2025	2,565	2,996
3.900%, 10/01/2027	230	245
Equities
5.000%, 01/15/2029	162	180
3.625%, 05/15/2031 (A)	162	167
3.125%, 05/15/2026 (A)	198	201
Exterran Energy Solutions
8.125%, 05/01/2025	3,672	3,319
Genesis Energy
8.000%, 01/15/2027	1,727	1,774
7.750%, 02/01/2028	1,248	1,254
6.500%, 10/01/2025	1,476	1,485
6.250%, 05/15/2026	70	69
Great Western Petroleum LLC
12.000%, 09/01/2025 (A)	2,116	1,989
Gulfport Energy Corporation
8.000%, 05/17/2026	457	494
0.000%, 10/15/2024 (E)	470	12
0.000%, 05/15/2025 (E)	311	8
0.000%, 01/15/2026 (E)	780	19
Harvest Midstream I
7.500%, 09/01/2028 (A)	3,350	3,601
Hess Midstream Operations
5.625%, 02/15/2026 (A)	600	622
Hilcorp Energy I
6.000%, 02/01/2031 (A)	1,602	1,658
5.750%, 02/01/2029 (A)	3,997	4,104
Laredo Petroleum
10.125%, 01/15/2028	3,683	3,932
9.500%, 01/15/2025	4,957	5,199

212	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Marathon Oil
6.600%, 10/01/2037	$2,560	$3,287
MEG Energy
7.125%, 02/01/2027 (A)	1,855	1,990
6.500%, 01/15/2025 (A)	933	965
5.875%, 02/01/2029 (A)	729	758
Moss Creek Resources Holdings
10.500%, 05/15/2027 (A)	3,328	3,150
7.500%, 01/15/2026 (A)	3,719	3,273
Motiva Enterprises
6.850%, 01/15/2040 (A)	1,713	2,108
Nabors Industries
7.250%, 01/15/2026 (A)	245	213
5.750%, 02/01/2025	680	564
New Fortress Energy
6.750%, 09/15/2025 (A)	983	998
NGL Energy Operating LLC
7.500%, 02/01/2026 (A)	6,421	6,670
NGL Energy Partners
7.500%, 11/01/2023	3,880	3,778
7.500%, 04/15/2026	280	247
6.125%, 03/01/2025	3,531	3,088
Northern Oil and Gas
8.125%, 03/01/2028 (A)	3,664	3,838
NuStar Logistics
6.375%, 10/01/2030	1,092	1,196
6.000%, 06/01/2026	360	386
5.750%, 10/01/2025	1,092	1,162
5.625%, 04/28/2027	80	84
Oasis Midstream Partners
8.000%, 04/01/2029 (A)	459	487
Oasis Petroleum
6.375%, 06/01/2026 (A)	184	187
Occidental Petroleum
8.875%, 07/15/2030	1,856	2,379
8.500%, 07/15/2027	1,900	2,307
8.000%, 07/15/2025	1,262	1,484
6.625%, 09/01/2030	1,631	1,869
6.450%, 09/15/2036	2,326	2,620
6.375%, 09/01/2028	3,346	3,721
6.125%, 01/01/2031	5,328	5,910
5.875%, 09/01/2025	1,176	1,274
5.550%, 03/15/2026	1,285	1,372
5.500%, 12/01/2025	3,921	4,215
4.625%, 06/15/2045	1,445	1,273
4.500%, 07/15/2044	155	134
4.400%, 04/15/2046	155	133
3.400%, 04/15/2026	1,387	1,352
3.200%, 08/15/2026	4,728	4,557
3.125%, 02/15/2022	1	–
2.900%, 08/15/2024	1,089	1,086
2.700%, 08/15/2022	51	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.700%, 02/15/2023	$494	$496
Ovintiv
8.125%, 09/15/2030	170	232
PBF Holding LLC
9.250%, 05/15/2025 (A)	1,775	1,825
7.250%, 06/15/2025	1,130	919
6.000%, 02/15/2028	325	240
PDC Energy
5.750%, 05/15/2026	3,255	3,397
Peabody Energy
6.375%, 03/31/2025 (A)	1,094	624
Precision Drilling
7.750%, 12/15/2023	645	652
7.125%, 01/15/2026 (A)	325	329
Range Resources
8.250%, 01/15/2029 (A)	189	211
4.875%, 05/15/2025	1,142	1,162
Renewable Energy Group
5.875%, 06/01/2028 (A)	109	113
Seventy Seven Energy (Escrow Security)
6.500%, 07/15/2022 (B)(E)	395	–
Seventy Seven Operating LLC (Escrow Security)
6.625%, 11/15/2019 (B)(E)	2,787	–
Shelf Drilling Holdings
8.875%, 11/15/2024 (A)	625	644
8.250%, 02/15/2025 (A)	3,255	2,539
SM Energy
6.625%, 01/15/2027	1,225	1,228
6.125%, 11/15/2022	520	517
5.625%, 06/01/2025	3,180	3,046
5.000%, 01/15/2024	2,328	2,262
Southwestern Energy
8.375%, 09/15/2028	50	55
7.750%, 10/01/2027	1,155	1,254
7.500%, 04/01/2026	1,639	1,732
6.450%, 01/23/2025	377	413
Summit Midstream Holdings LLC
5.750%, 04/15/2025	1,454	1,272
5.500%, 08/15/2022	1,617	1,593
Sunoco
5.875%, 03/15/2028	2,791	2,931
4.500%, 05/15/2029 (A)	427	424
Tallgrass Energy Partners
7.500%, 10/01/2025 (A)	875	955
6.000%, 03/01/2027 (A)	3,175	3,249
6.000%, 12/31/2030 (A)	7,264	7,409
5.500%, 09/15/2024 (A)	123	125
5.500%, 01/15/2028 (A)	115	116
Targa Resources Partners
6.875%, 01/15/2029	516	573
6.500%, 07/15/2027	4,024	4,361

SEI Institutional Investments Trust / Annual Report / May 31, 2021	213

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.875%, 04/15/2026	$760	$796
5.500%, 03/01/2030	540	583
5.375%, 02/01/2027	65	68
5.000%, 01/15/2028	3,156	3,298
4.875%, 02/01/2031 (A)	647	676
4.000%, 01/15/2032 (A)	303	300
TerraForm Power Operating LLC
4.750%, 01/15/2030 (A)	225	230
Transocean
11.500%, 01/30/2027 (A)	2,381	2,366
8.000%, 02/01/2027 (A)	2,645	2,004
7.500%, 04/15/2031	1,580	932
Transocean Guardian
5.875%, 01/15/2024 (A)	2,282	2,122
Transocean Pontus
6.125%, 08/01/2025 (A)	2,770	2,749
Transocean Proteus
6.250%, 12/01/2024 (A)	1,518	1,503
USA Compression Partners
6.875%, 04/01/2026	1,580	1,659
6.875%, 09/01/2027	2,600	2,729
Valaris
12.000%, 04/30/2028 (A)	242	238
8.250%, 04/30/2028	287	283
Vine Energy Holdings LLC
6.750%, 04/15/2029 (A)	2,385	2,415
Western Midstream Operating
4.750%, 08/15/2028	2,125	2,277
4.650%, 07/01/2026	1,245	1,327
3.950%, 06/01/2025	405	420
2.288%, VAR ICE LIBOR USD 3 Month+2.100%, 01/13/2023	500	499
WPX Energy
5.875%, 06/15/2028	130	143
5.750%, 06/01/2026	356	371

		324,514

Financials – 6.2%
Acrisure LLC
7.000%, 11/15/2025 (A)	2,788	2,844
4.250%, 02/15/2029 (A)	2,601	2,535
Advisor Group Holdings
10.750%, 08/01/2027 (A)	2,666	2,973
Air Methods
8.000%, 05/15/2025 (A)	10,507	9,837
Alliant Holdings Intermediate LLC
6.750%, 10/15/2027 (A)	2,257	2,330
AssuredPartners
7.000%, 08/15/2025 (A)	3,245	3,312
5.625%, 01/15/2029 (A)	1,859	1,845

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of America
5.875%, VAR ICE LIBOR USD 3 Month+2.931%(D)	$1,301	$1,460
Barclays
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+4.842%(D)	2,760	3,029
6.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.867%(D)	1,250	1,380
Brookfield Property
5.750%, 05/15/2026 (A)	8,793	9,237
Citigroup
5.000%, VAR United States Secured Overnight Financing Rate+3.813%(D)	5,285	5,534
Finance of America Funding LLC
7.875%, 11/15/2025 (A)	4,252	4,296
Freedom Mortgage
8.250%, 04/15/2025 (A)	6,615	6,880
8.125%, 11/15/2024 (A)	3,492	3,582
7.625%, 05/01/2026 (A)	360	375
Genworth Holdings
4.900%, 08/15/2023	1,143	1,130
Genworth Mortgage Holdings
6.500%, 08/15/2025 (A)	884	959
HAT Holdings I LLC
6.000%, 04/15/2025 (A)	1,969	2,077
3.750%, 09/15/2030 (A)	3,392	3,265
Home Point Capital
5.000%, 02/01/2026 (A)	2,441	2,353
HSBC Holdings
4.600%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.649%(D)	1,377	1,407
Hunt
5.250%, 04/15/2029 (A)	4,623	4,448
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	1,415	1,601
Issuer LLC
6.250%, 03/01/2028 (A)	1,299	1,348
Jefferies Finance LLC
6.250%, 06/03/2026 (A)	1,388	1,451
JPMorgan Chase
5.000%, VAR United States Secured Overnight Financing Rate+3.380%(D)	1,299	1,366
4.000%, VAR United States Secured Overnight Financing Rate+2.745%(D)	2,633	2,636
Ladder Capital Finance Holdings LLLP
5.250%, 03/15/2022 (A)	1,307	1,318
5.250%, 10/01/2025 (A)	1,391	1,415
4.250%, 02/01/2027 (A)	1,864	1,822

214	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
LD Holdings Group LLC
6.500%, 11/01/2025 (A)	$3,873	$4,007
6.125%, 04/01/2028 (A)	820	810
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.760%(D)	3,250	3,664
LPL Holdings
4.625%, 11/15/2027 (A)	4,428	4,614
4.375%, 05/15/2031 (A)	149	149
MGM Growth Properties Operating Partnership
5.750%, 02/01/2027	357	395
5.625%, 05/01/2024	1,335	1,434
4.625%, 06/15/2025 (A)	411	436
4.500%, 09/01/2026	2,214	2,342
4.500%, 01/15/2028	175	183
3.875%, 02/15/2029 (A)	396	401
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)	3,698	3,862
Morgan Stanley
5.875%, VAR ICE LIBOR USD 3 Month+4.435%(D)	1,298	1,478
5.300%, VAR ICE LIBOR USD 3 Month+3.160%(D)	872	907
Nationstar Mortgage Holdings
6.000%, 01/15/2027 (A)	2,312	2,384
5.500%, 08/15/2028 (A)	3,865	3,826
5.125%, 12/15/2030 (A)	1,582	1,527
New Residential Investment
6.250%, 10/15/2025 (A)	5,937	5,937
NFP
7.000%, 05/15/2025 (A)	450	493
6.875%, 08/15/2028 (A)	2,186	2,259
OneMain Finance
7.125%, 03/15/2026	3,300	3,840
6.625%, 01/15/2028	500	567
5.375%, 11/15/2029	1,858	1,976
4.000%, 09/15/2030	3,793	3,671
PennyMac Financial Services
5.375%, 10/15/2025 (A)	1,565	1,643
4.250%, 02/15/2029 (A)	2,684	2,604
PRA Group
7.375%, 09/01/2025 (A)	2,045	2,208
Quicken Loans LLC
5.250%, 01/15/2028 (A)	1,346	1,407
3.875%, 03/01/2031 (A)	1,025	1,002
3.625%, 03/01/2029 (A)	1,025	999
Saracen Development LLC
11.000%cash/0% PIK, 10/15/2025 (A)(E)(F)	3,762	4,204
Starwood Property Trust
5.500%, 11/01/2023 (A)	2,170	2,270

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.750%, 03/15/2025	$2,256	$2,353
StoneX Group
8.625%, 06/15/2025 (A)	1,380	1,477
Trilogy
10.000%, 01/31/2024 (E)	58	59
VistaJet Malta Finance
10.500%, 06/01/2024 (A)	6,803	7,296
Voya Financial
4.700%, VAR ICE LIBOR USD 3 Month+2.084%, 01/23/2048	1,183	1,238
WeWork
7.875%, 05/01/2025 (A)	7,381	7,436

		177,403

Health Care – 4.1%
Acadia Healthcare
5.500%, 07/01/2028 (A)	1,201	1,273
5.000%, 04/15/2029 (A)	232	241
Avantor Funding
4.625%, 07/15/2028 (A)	828	862
Catalent Pharma Solutions
3.125%, 02/15/2029 (A)	104	100
Centene
5.375%, 06/01/2026 (A)	730	761
4.625%, 12/15/2029	2,403	2,594
4.250%, 12/15/2027	3,643	3,825
3.375%, 02/15/2030	300	303
CHS
8.000%, 03/15/2026 (A)	170	182
6.875%, 04/15/2029 (A)	3,008	3,072
6.125%, 04/01/2030 (A)	1,006	1,003
6.000%, 01/15/2029 (A)	440	460
5.625%, 03/15/2027 (A)	420	440
4.750%, 02/15/2031 (A)	1,971	1,935
DaVita
4.625%, 06/01/2030 (A)	310	316
3.750%, 02/15/2031 (A)	5,969	5,723
Emergent BioSolutions
3.875%, 08/15/2028 (A)	2,715	2,668
Encompass Health
4.750%, 02/01/2030	2,398	2,515
4.625%, 04/01/2031	101	107
4.500%, 02/01/2028	1,190	1,229
Endo DAC
9.500%, 07/31/2027 (A)	1,968	2,003
6.000%, 02/01/2025 (A)	1,058	772
6.000%, 06/30/2028 (A)	2,402	1,673
Endo Finance LLC
5.750%, 01/15/2022 (A)	1,738	1,599
Endo Luxembourg Finance I Sarl
6.125%, 04/01/2029 (A)	3,937	3,883

SEI Institutional Investments Trust / Annual Report / May 31, 2021	215

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Global Medical Response
6.500%, 10/01/2025 (A)	$2,459	$2,527
HCA
5.875%, 02/15/2026	7,850	8,969
5.875%, 02/01/2029	720	845
5.625%, 09/01/2028	445	517
5.375%, 02/01/2025	5,334	5,968
5.375%, 09/01/2026	460	520
3.500%, 09/01/2030	4,135	4,250
Hill-Rom Holdings
4.375%, 09/15/2027 (A)	1,601	1,661
Hologic
3.250%, 02/15/2029 (A)	1,012	987
Horizon Therapeutics USA
5.500%, 08/01/2027 (A)	1,305	1,386
IQVIA
5.000%, 10/15/2026 (A)	1,440	1,494
Jaguar Holding II
5.000%, 06/15/2028 (A)	150	162
4.625%, 06/15/2025 (A)	152	159
Jazz Securities DAC
4.375%, 01/15/2029 (A)	2,084	2,143
Lannett
7.750%, 04/15/2026 (A)	2,545	2,516
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)(B)	850	523
5.500%, 04/15/2025 (A)(B)	595	366
MEDNAX
6.250%, 01/15/2027 (A)	1,570	1,662
Molina Healthcare
4.375%, 06/15/2028 (A)	1,960	2,021
Owens & Minor
4.500%, 03/31/2029 (A)	398	401
Par Pharmaceutical
7.500%, 04/01/2027 (A)	3,405	3,473
Prestige Brands
5.125%, 01/15/2028 (A)	370	387
Select Medical
6.250%, 08/15/2026 (A)	1,336	1,409
Syneos Health
3.625%, 01/15/2029 (A)	1,300	1,269
Tenet Healthcare
7.500%, 04/01/2025 (A)	879	942
6.875%, 11/15/2031	1,110	1,242
6.250%, 02/01/2027 (A)	2,873	2,995
6.125%, 10/01/2028 (A)	7,720	8,079
5.125%, 05/01/2025	2,762	2,800
5.125%, 11/01/2027 (A)	870	908
4.875%, 01/01/2026 (A)	2,983	3,080
4.625%, 07/15/2024	660	669
4.625%, 09/01/2024 (A)	45	46
4.625%, 06/15/2028 (A)	3,543	3,614

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 06/01/2029 (A)	$2,668	$2,668
Varex Imaging
7.875%, 10/15/2027 (A)	2,370	2,678

		114,875

Industrials – 8.6%
ACCO Brands
4.250%, 03/15/2029 (A)	530	522
ADT Security
4.875%, 07/15/2032 (A)	2,573	2,657
Allison Transmission
5.875%, 06/01/2029 (A)	855	928
4.750%, 10/01/2027 (A)	3,184	3,319
3.750%, 01/30/2031 (A)	332	319
American Airlines
11.750%, 07/15/2025 (A)	2,032	2,548
5.750%, 04/20/2029 (A)	5,822	6,242
5.500%, 04/20/2026 (A)	4,095	4,310
ARD Finance
6.500%cash/0% PIK, 06/30/2027 (A)	4,307	4,496
Ardagh Packaging Finance
6.000%, 02/15/2025 (A)	698	719
5.250%, 04/30/2025 (A)	2,581	2,707
5.250%, 08/15/2027 (A)	830	838
4.125%, 08/15/2026 (A)	1,285	1,316
ATS Automation Tooling Systems
4.125%, 12/15/2028 (A)	493	495
Avis Budget Car Rental LLC
5.375%, 03/01/2029 (A)	301	313
5.250%, 03/15/2025 (A)	296	302
Boeing
5.805%, 05/01/2050	1,769	2,283
5.150%, 05/01/2030	3,538	4,144
Bombardier
7.875%, 04/15/2027 (A)	1,950	1,979
7.500%, 12/01/2024 (A)	4,103	4,206
7.500%, 03/15/2025 (A)	1,475	1,486
6.000%, 10/15/2022 (A)	5,733	5,740
Brand Industrial Services
8.500%, 07/15/2025 (A)	2,651	2,711
Brink’s
5.500%, 07/15/2025 (A)	365	388
Builders FirstSource
5.000%, 03/01/2030 (A)	1,297	1,351
BWAY Holding Co
7.250%, 04/15/2025 (A)	5,444	5,356
5.500%, 04/15/2024 (A)	135	136
BWX Technologies
5.375%, 07/15/2026 (A)	2,532	2,609
4.125%, 06/30/2028 (A)	607	610
4.125%, 04/15/2029 (A)	2,865	2,879

216	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	$3,777	$3,867
CEMEX Materials LLC
7.700%, 07/21/2025 (A)	1,705	1,962
Clark Equipment
5.875%, 06/01/2025 (A)	1,127	1,185
Clean Harbors
4.875%, 07/15/2027 (A)	2,794	2,937
CoreCivic
8.250%, 04/15/2026	482	470
CP Atlas Buyer
7.000%, 12/01/2028 (A)	4,377	4,526
Delta Air Lines
7.375%, 01/15/2026	446	525
7.000%, 05/01/2025 (A)	2,765	3,215
Delta Air Lines/Skymiles LP
4.750%, 10/20/2028 (A)	3,199	3,495
4.500%, 10/20/2025 (A)	355	383
Deluxe
8.000%, 06/01/2029 (A)	2,335	2,435
EnerSys
4.375%, 12/15/2027 (A)	892	923
EnPro Industries
5.750%, 10/15/2026	569	600
Flex Acquisition
7.875%, 07/15/2026 (A)	1,448	1,505
Fortress Transportation & Infrastructure Investors LLC
9.750%, 08/01/2027 (A)	2,055	2,371
6.500%, 10/01/2025 (A)	2,025	2,101
Fortress Transportation and Infrastructure Investors LLC
5.500%, 05/01/2028 (A)	1,780	1,850
GFL Environmental
8.500%, 05/01/2027 (A)	337	369
5.125%, 12/15/2026 (A)	2,919	3,072
4.000%, 08/01/2028 (A)	1,604	1,548
3.750%, 08/01/2025 (A)	1,434	1,468
Global Infrastructure Solutions
5.625%, 06/01/2029 (A)	370	379
GrafTech Finance
4.625%, 12/15/2028 (A)	3,535	3,617
Graham Packaging
7.125%, 08/15/2028 (A)	132	141
Granite US Holdings
11.000%, 10/01/2027 (A)	3,575	4,004
Griffon
5.750%, 03/01/2028	690	728
H&E Equipment Services
3.875%, 12/15/2028 (A)	2,850	2,756
Harsco
5.750%, 07/31/2027 (A)	766	802

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	$1,479	$1,571
Herc Holdings
5.500%, 07/15/2027 (A)	835	880
Hertz
7.625%, 06/01/2022 (A)(B)	285	312
7.125%, 08/01/2026 (A)(B)	715	763
6.000%, 01/15/2028 (A)(B)	420	448
5.500%, 10/15/2024 (A)(B)	1,573	1,636
Howmet Aerospace
6.875%, 05/01/2025	195	226
5.900%, 02/01/2027	1,185	1,375
Icahn Enterprises
4.750%, 09/15/2024	1,670	1,740
4.375%, 02/01/2029 (A)	435	427
Imola Merger
4.750%, 05/15/2029 (A)	1,269	1,282
JELD-WEN
6.250%, 05/15/2025 (A)	235	252
4.875%, 12/15/2027 (A)	170	176
4.625%, 12/15/2025 (A)	560	570
Korn Ferry
4.625%, 12/15/2027 (A)	3,041	3,129
LABL Escrow Issuer LLC
10.500%, 07/15/2027 (A)	480	524
6.750%, 07/15/2026 (A)	640	682
Masonite International
5.750%, 09/15/2026 (A)	57	59
5.375%, 02/01/2028 (A)	508	537
MasTec
4.500%, 08/15/2028 (A)	825	861
Mileage Plus Holdings LLC
6.500%, 06/20/2027 (A)	3,612	3,953
Moog
4.250%, 12/15/2027 (A)	2,212	2,267
New Enterprise Stone & Lime
6.250%, 03/15/2026 (A)	1,915	1,972
Nielsen Finance LLC
5.875%, 10/01/2030 (A)	661	714
5.625%, 10/01/2028 (A)	661	699
PGT Innovations
6.750%, 08/01/2026 (A)	510	539
PowerTeam Services LLC
9.033%, 12/04/2025 (A)	3,611	3,981
RBS Global
4.875%, 12/15/2025 (A)	4,728	4,840
Remington Arms
0.000%, 12/31/2049 (E)	1,885	–
Reynolds Group Issuer
4.000%, 10/15/2027 (A)	2,044	2,008
Rolls-Royce
5.750%, 10/15/2027 (A)	3,495	3,759

SEI Institutional Investments Trust / Annual Report / May 31, 2021	217

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Science Applications International
4.875%, 04/01/2028 (A)	$4,064	$4,223
Sensata Technologies
5.625%, 11/01/2024 (A)	200	222
4.375%, 02/15/2030 (A)	2,708	2,796
3.750%, 02/15/2031 (A)	2,203	2,151
Sensata Technologies BV
4.000%, 04/15/2029 (A)	1,025	1,027
Signature Aviation US Holdings
4.000%, 03/01/2028 (A)	6,329	6,345
Spirit AeroSystems
7.500%, 04/15/2025 (A)	440	471
5.500%, 01/15/2025 (A)	240	253
4.600%, 06/15/2028	3,775	3,652
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	662	750
SPX FLOW
5.875%, 08/15/2026 (A)	470	486
Standard Industries
4.750%, 01/15/2028 (A)	1,295	1,345
3.375%, 01/15/2031 (A)	208	197
Stericycle
3.875%, 01/15/2029 (A)	418	417
Stevens Holding
6.125%, 10/01/2026 (A)	370	396
Summit Materials LLC
5.250%, 01/15/2029 (A)	366	386
5.125%, 06/01/2025 (A)	2,218	2,246
Terex
5.000%, 05/15/2029 (A)	220	229
Tervita
11.000%, 12/01/2025 (A)	3,893	4,370
TransDigm
8.000%, 12/15/2025 (A)	827	894
6.250%, 03/15/2026 (A)	5,519	5,823
5.500%, 11/15/2027	3,161	3,295
4.875%, 05/01/2029 (A)	1,257	1,246
4.625%, 01/15/2029 (A)	860	849
Trident TPI Holdings
9.250%, 08/01/2024 (A)	2,099	2,204
TriMas
4.125%, 04/15/2029 (A)	437	438
Triumph Group
8.875%, 06/01/2024 (A)	524	581
7.750%, 08/15/2025	2,250	2,301
6.250%, 09/15/2024 (A)	510	519
5.250%, 06/01/2022	840	841
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	664	714
5.500%, 08/15/2026 (A)	976	1,017
Tutor Perini
6.875%, 05/01/2025 (A)	7,624	7,893

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Uber Technologies
7.500%, 05/15/2025 (A)	$903	$976
United Airlines
4.625%, 04/15/2029 (A)	2,031	2,098
4.375%, 04/15/2026 (A)	4,530	4,694
United Airlines Holdings
4.875%, 01/15/2025	2,470	2,532
United Rentals North America
5.500%, 05/15/2027	1,230	1,301
4.875%, 01/15/2028	725	766
3.875%, 02/15/2031	399	401
Univar Solutions USA
5.125%, 12/01/2027 (A)	449	472
Wabash National
5.500%, 10/01/2025 (A)	595	611
Welbilt
9.500%, 02/15/2024	300	315
WESCO Distribution
7.250%, 06/15/2028 (A)	556	616
7.125%, 06/15/2025 (A)	556	600
Western Global Airlines LLC
10.375%, 08/15/2025 (A)	1,990	2,246
XPO Logistics
6.750%, 08/15/2024 (A)	3,070	3,209
6.250%, 05/01/2025 (A)	275	294

		245,033

Information Technology — 3.0%
ACI Worldwide
5.750%, 08/15/2026 (A)	667	700
Ahead DB Holdings LLC
6.625%, 05/01/2028 (A)	1,342	1,359
Alliance Data Systems
4.750%, 12/15/2024 (A)	1,341	1,381
ams
7.000%, 07/31/2025 (A)	2,573	2,759
Ascend Learning LLC
6.875%, 08/01/2025 (A)	928	947
Austin BidCo
7.125%, 12/15/2028 (A)	1,726	1,726
Avaya
6.125%, 09/15/2028 (A)	5,437	5,770
Black Knight InfoServ LLC
3.625%, 09/01/2028 (A)	372	366
BY Crown Parent LLC
4.250%, 01/31/2026 (A)	1,682	1,758
Castle US Holding
9.500%, 02/15/2028 (A)	1,905	1,967
CDK Global
5.250%, 05/15/2029 (A)	553	597
CDW LLC
4.250%, 04/01/2028	420	438

218	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.250%, 02/15/2029	$270	$274
CommScope
7.125%, 07/01/2028 (A)	225	241
CommScope Finance LLC
8.250%, 03/01/2027 (A)	3,378	3,606
6.000%, 03/01/2026 (A)	970	1,019
CommScope Technologies LLC
6.000%, 06/15/2025 (A)	5,685	5,800
CPI CG
8.625%, 03/15/2026 (A)	1,470	1,536
Diebold Nixdorf
9.375%, 07/15/2025 (A)	1,469	1,629
Entegris
4.375%, 04/15/2028 (A)	1,322	1,378
3.625%, 05/01/2029 (A)	266	267
Gartner
4.500%, 07/01/2028 (A)	335	353
3.750%, 10/01/2030 (A)	188	189
Go Daddy Operating LLC
5.250%, 12/01/2027 (A)	2,784	2,909
Hughes Satellite Systems
5.250%, 08/01/2026	1,613	1,796
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (B)(E)	10,706	—
NCR
8.125%, 04/15/2025 (A)	204	222
6.125%, 09/01/2029 (A)	735	799
5.750%, 09/01/2027 (A)	1,815	1,910
5.125%, 04/15/2029 (A)	1,563	1,604
5.000%, 10/01/2028 (A)	1,448	1,488
Nuance Communications
5.625%, 12/15/2026	2,903	3,051
ON Semiconductor
3.875%, 09/01/2028 (A)	853	866
Open Text Holdings
4.125%, 02/15/2030 (A)	4,029	4,044
Plantronics
4.750%, 03/01/2029 (A)	304	289
Presidio Holdings
8.250%, 02/01/2028 (A)	891	972
4.875%, 02/01/2027 (A)	425	437
PTC
4.000%, 02/15/2028 (A)	3,416	3,492
3.625%, 02/15/2025 (A)	262	270
Seagate HDD Cayman
5.750%, 12/01/2034	1,300	1,456
3.375%, 07/15/2031 (A)	1,980	1,876
3.125%, 07/15/2029 (A)	1,780	1,695
SS&C Technologies
5.500%, 09/30/2027 (A)	906	959
Switch
3.750%, 09/15/2028 (A)	2,299	2,282

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Synaptics
4.000%, 06/15/2029 (A)	$2,264	$2,246
Veritas US
10.500%, 02/01/2024 (A)	1,971	2,020
7.500%, 09/01/2025 (A)	5,580	5,775
ViaSat
6.500%, 07/15/2028 (A)	3,250	3,442
5.625%, 09/15/2025 (A)	1,881	1,922
5.625%, 04/15/2027 (A)	1,250	1,307
Xerox Holdings
5.500%, 08/15/2028 (A)	442	456
5.000%, 08/15/2025 (A)	442	465

		86,110

Materials — 7.0%
Alcoa Nederland Holding
7.000%, 09/30/2026 (A)	415	435
Alcoa Nederland Holding BV
6.125%, 05/15/2028 (A)	200	218
5.500%, 12/15/2027 (A)	200	217
Allegheny Technologies
7.875%, 08/15/2023	3,138	3,461
5.875%, 12/01/2027	1,751	1,854
Arconic
6.125%, 02/15/2028 (A)	1,132	1,205
6.000%, 05/15/2025 (A)	445	475
Ashland LLC
6.875%, 05/15/2043	1,384	1,747
Axalta Coating Systems LLC
4.750%, 06/15/2027 (A)	699	732
3.375%, 02/15/2029 (A)	358	345
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	6,455	6,808
Berry Global
4.500%, 02/15/2026 (A)	2,112	2,162
Big River Steel LLC
6.625%, 01/31/2029 (A)	426	461
Boart Longyear Management Pty
10.000%cash/0% PIK, 12/31/2022	3,697	2,939
Carpenter Technology
6.375%, 07/15/2028	281	307
CF Industries
5.150%, 03/15/2034	383	452
4.950%, 06/01/2043	1,436	1,625
Chemours
7.000%, 05/15/2025	151	155
5.750%, 11/15/2028 (A)	4,852	5,186
Cleveland-Cliffs
4.875%, 03/01/2031 (A)	250	256
4.625%, 03/01/2029 (A)	350	360
Compass Minerals International
6.750%, 12/01/2027 (A)	1,793	1,923

SEI Institutional Investments Trust / Annual Report / May 31, 2021	219

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Constellium
5.875%, 02/15/2026 (A)	$2,744	$2,817
5.625%, 06/15/2028 (A)	775	821
3.750%, 04/15/2029 (A)	1,826	1,774
Cornerstone Chemical
6.750%, 08/15/2024 (A)	13,081	12,118
Crown Americas LLC
4.750%, 02/01/2026	1,324	1,373
4.250%, 09/30/2026	2,602	2,787
CVR Partners
9.250%, 06/15/2023 (A)	3,405	3,396
Element Solutions
3.875%, 09/01/2028 (A)	593	595
First Quantum Minerals
7.500%, 04/01/2025 (A)	1,995	2,070
6.875%, 03/01/2026 (A)	2,561	2,686
6.500%, 03/01/2024 (A)	2,962	3,020
FMG Resources August 2006 Pty
4.375%, 04/01/2031 (A)	270	282
Forterra Finance LLC
6.500%, 07/15/2025 (A)	285	307
Freeport-McMoRan
5.450%, 03/15/2043	5,006	6,045
5.400%, 11/14/2034	999	1,184
4.625%, 08/01/2030	825	905
4.375%, 08/01/2028	1,090	1,150
4.125%, 03/01/2028	507	529
GCP Applied Technologies
5.500%, 04/15/2026 (A)	920	944
Greif
6.500%, 03/01/2027 (A)	580	609
Hecla Mining
7.250%, 02/15/2028	1,360	1,493
Hexion
7.875%, 07/15/2027 (A)	2,188	2,358
IAMGOLD
5.750%, 10/15/2028 (A)	3,375	3,544
INEOS Group Holdings
5.625%, 08/01/2024 (A)	1,805	1,815
INEOS Quattro Finance 2
3.375%, 01/1512026 (A)	400	400
Innophos Holdings
9.375%, 02/15/2028 (A)	2,800	3,034
Kaiser Aluminum
4.500%, 06/01/2031 (A)	225	229
Kraton Polymers LLC
4.250%, 12/15/2025 (A)	3,946	3,996
LSB Industries
9.625%, 05/01/2023 (A)	8,535	8,770
Mineral Resources
8.125%, 05/01/2027 (A)	3,845	4,214

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mountain Province Diamonds
8.000%, 12/15/2022 (A)	$4,565	$4,143
New Gold
7.500%, 07/15/2027 (A)	970	1,057
6.375%, 05/15/2025 (A)	579	596
NMG Holding
7.125%, 04/01/2026 (A)	8,120	8,572
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(B)	3,290	8
Nouryon Holding BV
8.000%, 10/01/2026 (A)	715	755
NOVA Chemicals
5.250%, 06/01/2027 (A)	1,020	1,091
5.000%, 05/01/2025 (A)	1,451	1,545
4.875%, 06/01/2024 (A)	535	562
4.250%, 05/15/2029 (A)	385	386
Novelis
5.875%, 09/30/2026 (A)	3,012	3,141
4.750%, 01/30/2030 (A)	1,470	1,543
OCI
5.250%, 11/01/2024 (A)	2,945	3,033
4.625%, 10/15/2025 (A)	988	1,029
OI European Group BV
4.000%, 03/15/2023 (A)	2,951	3,036
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	1,945	2,113
6.375%, 08/15/2025 (A)	815	904
5.875%, 08/15/2023 (A)	1,135	1,222
Polar US Borrower LLC
6.750%, 05/15/2026 (A)	5,325	5,274
Rain CII Carbon LLC
7.250%, 04/01/2025 (A)	8,565	8,801
Reichhold Industries
9.000%, 05/01/2018 (A)(B)(E)	1,056	—
SCIH Salt Holdings
6.625%, 05/01/2029 (A)	10,102	10,026
4.875%, 05/01/2028 (A)	6,897	6,845
Scotts Miracle-Gro
5.250%, 12/15/2026	165	173
4.500%, 10/15/2029	134	140
4.000%, 04/01/2031 (A)	1,267	1,251
Tacora Resources
8.250%, 05/15/2026 (A)	1,775	1,842
Taseko Mines
7.000%, 02/15/2026 (A)	2,943	3,076
Teck Resources
6.125%, 10/01/2035	1,358	1,703
Trinseo Materials Operating SCA
5.375%, 09/01/2025 (A)	975	993
5.125%, 04/01/2029 (A)	284	291
Tronox
6.500%, 05/01/2025 (A)	797	848

220	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 03/15/2029 (A)	$1,588	$1,627
U.S. Steel
6.875%, 08/15/2025	1,380	1,413
6.875%, 03/01/2029	1,617	1,694
Venator Finance Sarl
9.500%, 07/01/2025 (A)	1,716	1,926
5.750%, 07/15/2025 (A)	5,281	5,194
Warrior Met Coal
8.000%, 11/01/2024 (A)	2,070	2,111

		198,552

Real Estate — 1.6%
Diversified Healthcare Trust
9.750%, 06/15/2025	3,190	3,545
4.375%, 03/01/2031	1,760	1,654
Geo Group
5.875%, 10/15/2024	170	124
5.125%, 04/01/2023	235	197
Howard Hughes
5.375%, 08/01/2028 (A)	888	935
Iron Mountain
5.250%, 03/15/2028 (A)	281	294
5.250%, 07/15/2030 (A)	830	867
5.000%, 07/15/2028 (A)	400	413
4.875%, 09/15/2027 (A)	2,933	3,040
4.875%, 09/15/2029 (A)	4,318	4,426
4.500%, 02/15/2031 (A)	424	421
iStar
4.250%, 08/01/2025	1,783	1,806
Kennedy-Wilson
5.000%, 03/01/2031	170	174
4.750%, 03/01/2029	172	176
Lamar Media
4.000%, 02/15/2030	877	882
Outfront Media Capital LLC
6.250%, 06/15/2025 (A)	903	957
5.000%, 08/15/2027 (A)	766	794
4.250%, 01/15/2029 (A)	3,800	3,761
QualityTech
3.875%, 10/01/2028 (A)	2,549	2,587
Realogy Group LLC
9.375%, 04/01/2027 (A)	1,766	1,961
5.750%, 01/15/2029 (A)	2,162	2,260
RHP Hotel Properties
4.750%, 10/15/2027	650	660
4.500%, 02/15/2029 (A)	292	291
Service Properties Trust
4.950%, 02/15/2027	4,773	4,570
3.950%, 01/15/2028	3,484	3,118
Uniti Group
7.875%, 02/15/2025 (A)	1,313	1,407
7.125%, 12/15/2024 (A)	195	201

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.500%, 02/15/2029 (A)	$286	$283
VICI Properties
4.625%, 12/01/2029 (A)	855	890
4.250%, 12/01/2026 (A)	687	707
4.125%, 08/15/2030 (A)	1,251	1,270
3.750%, 02/15/2027 (A)	885	895
3.500%, 02/15/2025 (A)	39	40

		45,606

Utilities — 1.9%
AmeriGas Partners
5.875%, 08/20/2026	235	262
5.500%, 05/20/2025	500	549
Calpine
5.000%, 02/01/2031 (A)	548	532
4.625%, 02/01/2029 (A)	605	590
4.500%, 02/15/2028 (A)	6,967	7,045
3.750%, 03/01/2031 (A)	5,483	5,154
FirstEnergy
4.400%, 07/15/2027	1,843	2,009
NextEra Energy Operating Partners
4.250%, 07/15/2024 (A)	2,746	2,909
NRG Energy
6.625%, 01/15/2027	4,324	4,490
5.250%, 06/15/2029 (A)	435	457
3.625%, 02/15/2031 (A)	5,168	4,955
3.375%, 02/15/2029 (A)	200	193
Pacific Gas & Electric
4.750%, 02/15/2044	520	514
4.300%, 03/15/2045	607	563
Pacific Gas and Electric
3.950%, 12/01/2047	1,622	1,450
Pattern Energy Operations
4.500%, 08/15/2028 (A)	1,359	1,390
PG&E
5.250%, 07/01/2030	1,841	1,862
5.000%, 07/01/2028	412	410
Pike
5.500%, 09/01/2028 (A)	2,561	2,613
Rockpoint Gas Storage Canada
7.000%, 03/31/2023 (A)	3,642	3,678
Solaris Midstream Holdings LLC
7.625%, 04/01/2026 (A)	1,370	1,433
Suburban Propane Partners
5.000%, 06/01/2031 (A)	208	210
Talen Energy Supply LLC
6.625%, 01/15/2028 (A)	1,940	1,930
Vistra Operations LLC
5.625%, 02/15/2027 (A)	435	451
5.000%, 07/31/2027 (A)	4,115	4,203
4.375%, 05/01/2029 (A)	2,469	2,482

SEI Institutional Investments Trust / Annual Report / May 31, 2021	221

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.300%, 07/15/2029 (A)	$1,401	$1,487

		53,821

Total Corporate Obligations (Cost $2,003,805) ($ Thousands)		2,079,987

LOAN PARTICIPATIONS — 11.2%
AAdvantage Loyality IP Ltd., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.750%, 04/20/2028 (G)	5,672	5,842
ACProducts Holdings, Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+4.250%, 05/17/2028	600	598
Adient US LLC, Term B-1 Loan, 1st Lien
3.593%, VAR LIBOR+3.500%, 04/10/2028	520	520
AgroFresh, 1st Lien
7.250%, 12/31/2024	2,573	2,578
AI Aqua Merger Sub Inc., Tranche B-1 Term Loan, 1st Lien
4.250%, VAR Euribor+4.500%, 12/13/2023	4,005	3,999
Alvogen Pharma US, Inc., January 2020 Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 12/31/2023	2,262	2,229
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
3.107%, VAR LIBOR+3.000%, 04/22/2026 (G)	1,451	1,334
American Gaming, Term Loan, 1st Lien
14.000%, 02/15/2024 (E)	1,330	1,376
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
8.500%, VAR LIBOR+6.000%, 09/02/2024	4,404	4,362
American Tire Distributors, Initial Term Loan
8.500%, 09/02/2024 (C)	506	501
American Trailer World Corp., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 03/03/2028	1,162	1,160
Ankura Consulting Group, LLC, Closing Date Term Loan, 2nd Lien
5.250%, VAR LIBOR+4.500%, 03/17/2028	935	938

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
AP Gaming I, LLC, Incremental Term B Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 02/15/2024	$1,304	$1,291
Apollo Commercial Real Estate Finance, Inc., Term B-1 Loan, 1st Lien
4.000%, VAR LIBOR+3.500%, 03/11/2028	1,402	1,399
Aptos, 1st Lien
5.593%, 03/04/2027 (C)	4,078	3,999
Arctic Canadian Diamond Company, 1st Lien
6.000%, 12/31/2024 (E)	259	259
Arctic Canadian Diamond Company, 2nd Lien
12.500%, 12/31/2027 (E)	1,539	1,539
Aruba Investments, Term Loan, 2nd Lien
8.500%, 11/24/2028 (C)	1,853	1,858
Ascend Learning, LLC, Amendment No. 2 Incremental Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 07/12/2024	162	163
Ascend Learning, Term Loan, 1st Lien
4.000%, VAR LIBOR+3.250%, 07/12/2024	251	250
Asurion LLC, New B-3 Term Loan, 2nd Lien
5.343%, VAR LIBOR+5.250%, 01/31/2028 (G)	1,563	1,579
Asurion LLC, New B-8 Term Loan, 1st Lien
3.343%, VAR LIBOR+3.250%, 12/23/2026	1,167	1,161
Autokiniton US Holdings Inc., Closing Date Term B Loan, 1st Lien
5.000%, 04/06/2028 (G)	1,212	1,220
Avianca, Tranche A, 1st Lien
12.500%, 11/10/2021	2,635	2,655
Bausch Health Companies Inc., Initial Term Loan, 2nd Lien
3.093%, VAR LIBOR+3.000%, 06/02/2025	754	750
BoardRiders Inc., Tranche A Loan, 1st Lien
9.000%, 10/23/2023	608	586
BoardRiders Inc., Tranche B-2 Loan, 1st Lien
9.000%, 04/23/2024 (G)	3,189	2,955
Bright Bidco B.V., 2018 Refinancing Term B Loan
4.500%, 06/30/2024 (G)	2,274	1,731
Brookfield Property REIT Inc., Initial Term B Loan, 1st Lien
2.593%, VAR LIBOR+2.500%, 08/27/2025 (G)	201	194

222	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Buckeye Partners, Tranche B-1 Loan, 1st Lien
2.360%, 11/01/2026	$361	$359
BWay Holding Company, Initial Term Loan, 1st Lien
3.385%, VAR LIBOR+3.250%, 04/03/2024	2,050	1,998
Caesars Resort Collection, LLC, Term B-1Loan, 1st Lien
4.593%, VAR LIBOR+4.500%, 07/21/2025	3,772	3,782
Carecentrix, Term Loan, 1st Lien
0.000%, 04/03/2025 (G)	1,381	1,229
Carestream Health, Extended Loan, 2nd Lien
13.500%, 08/08/2023 (C)(E)	4,210	4,084
Carestream, Extended Loan, 1st Lien
7.750%, 05/08/2023 (C)	2,064	2,063
CBAC Borrower LLC, Term B Loan, 1st Lien
4.093%, 07/08/2024 (C)	2,623	2,514
CCI Buyer, Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 12/17/2027	296	297
Cengage Learning, Inc., 2016 Refinancing Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 06/07/2023	2,916	2,913
Cenveo Corporation, Exit Term Loan, 1st Lien
10.500%, VAR LIBOR+9.000%, 06/07/2023	4,203	4,091
CityCenter Holdings, LLC , Term B Loan, 1st Lien
3.000%, VAR LIBOR+2.250%, 04/18/2024	952	944
Claire’s Stores, Inc., Initial Term Loan, 1st Lien
6.593%, VAR LIBOR+6.500%, 12/18/2026	2,027	1,929
Clarios Global, Term Loan, 1st Lien
3.343%, 04/30/2026	1,098	1,092
CNT Holdings I Corp, Initial Term Loan, 2nd Lien
4.500%, VAR LIBOR+3.750%, 11/08/2027	1,394	1,396
ConvergeOne Holdings, Corp., Initial Term Loan, 2nd Lien
5.093%, VAR LIBOR+5.000%, 01/04/2026	4,808	4,711
CP Atlas Buyer Inc., Term B Loan, 1st Lien
4.250%, VAR LIBOR+3.750%, 11/23/2027	1,100	1,097

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Delta Topco Inc., Initial Term Loan, 1st Lien
8.000%, VAR LIBOR+7.250%, 12/01/2028	$1,589	$1,611
E.W. Scripps Company, The, Tranche B-3 Term Loan, 2nd Lien
3.750%, VAR LIBOR+3.000%, 01/07/2028	989	989
East Valley Tourist Development Authority, Term Loan, 1st Lien
9.000%, VAR LIBOR+8.000%, 03/07/2022 (E)	3,937	3,879
Endo Luxembourg, Term Loan, 1st Lien
5.750%, 03/27/2028 (G)	1,402	1,367
Endurance International Group Holdings, Inc., Initial Term Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 02/10/2028	1,796	1,783
Enterprise Development Authority, Term B Loan, 1st Lien
5.000%, 02/28/2028 (E)	5,022	5,028
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
3.863%, VAR LIBOR+3.750%, 10/10/2025 (G)	11,044	9,404
Epic Crude Services, LP, Term Loan, 2nd Lien
5.140%, VAR LIBOR+5.000%, 03/02/2026	2,968	2,146
Epic Y-Grade Services, 1st Lien
7.000%, 06/30/2027	7,795	6,509
eResearchTechnology Inc., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 02/04/2027 (G)	4,038	4,057
Foresight Energy Operating LLC, Tranche A Term Loan, 1st Lien
9.500%, VAR LIBOR+8.000%, 06/30/2027 (E)	507	507
Forest City Enterprises, L.P., Replacement Term Loan, 1st Lien
3.593%, VAR LIBOR+3.500%, 12/08/2025	996	975
Gannett, 1st Lien
7.750%, 02/09/2026	2,265	2,277
Gates Global, Term Loan, 1st Lien
3.500%, 03/31/2027	702	699
GFL Environmental, 1st Lien
3.500%, 05/30/2025	354	355
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 03/14/2025	1,770	1,774

SEI Institutional Investments Trust / Annual Report / May 31, 2021	223

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Grab Holdings, Inc., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 01/29/2026	$6,348	$6,443
Graham Packaging Company Inc., Initial Term Loan (2021), 1st Lien
3.750%, VAR LIBOR+3.000%, 08/04/2027	543	542
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 1st Lien
6.500%, VAR LIBOR+5.500%, 11/13/2021 (E)	713	668
Greeneden U.S. Holdings I LLC, Initial Dollar Term Loan (2020), 1st Lien
4.750%, VAR LIBOR+4.000%, 12/01/2027	508	509
Gulf Finance, LLC, Tranche B Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 08/25/2023 (G)	3,854	3,268
Hercules Achievement, Inc. (Varsity Brands Holding Co., Inc.), Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 12/16/2024	481	466
Hoffmaster Group Inc, Tranche B-1 Term Loan, 1st Lien
5.000%, 11/21/2023 (E)(G)	932	889
Hub International Limited, Initial Term Loan, 1st Lien
2.926%, VAR LIBOR+2.750%, 04/25/2025 (G)	1,970	1,950
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.093%, VAR LIBOR+3.000%, 05/01/2026	716	708
Indivior Finance S.a r.l., 2017 Replacement USD Term Loan, 1st Lien
5.500%, VAR LIBOR+4.250%, 12/19/2022 (E)	858	854
Informatica LLC , Dollar 2020 Term Loan, 2nd Lien
3.343%, VAR LIBOR+3.250%, 02/25/2027	148	147
IRB Holding Corp., Fourth Amendment Incremental Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 12/15/2027 (G)	401	401
Ivanti Software Inc., First Amendment Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 12/01/2027 (G)	533	529

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Ivanti Software Inc., Initial Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 12/01/2027	$2,695	$2,692
JC Penney, 1st Lien
5.250%, VAR LIBOR+4.250%, 06/23/2023 (B)(E)	3,751	9
Journey Personal Care, 1st Lien
5.000%, 03/01/2028 (G)	3,770	3,779
Knight Energy Services
8.500%, 02/09/2024 (E)	79	—
KNS Acquisition Corp., Initial Term Loan, 1st Lien
7.000%, VAR LIBOR+6.250%, 04/21/2027	2,330	2,318
Lanai Holdings II, Inc., Initial Term Loan, 1st Lien
7.000%, VAR Prime Rate by Country+3.750%, 08/29/2022 (G)	7,521	7,493
Lifescan Global Corporation, Initial Term Loan, 2nd Lien
6.202%, 10/01/2024	10,876	10,715
Liftoff Mobile, Inc., Initial Term Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 03/17/2028	1,391	1,387
Magnite, Term Loan, 1st Lien
5.750%, 04/01/2028	1,156	1,147
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
8.375%, VAR Euribor+3.250%, 02/16/2022 (E)	9,818	9,548
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
7.000%, VAR LIBOR+6.000%, 05/08/2025	2,723	2,718
McGraw Hill LLC, Term B Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 11/01/2024	3,236	3,245
Meredith Corporation, Tranche B-3 Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 01/31/2025	491	501
Mileage Plus Holdings LLC, Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 06/21/2027	1,460	1,557
Misys Limited, Dollar Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 06/13/2024	1,993	1,967
MLN US HoldCo LLC, Term B Loan, 2nd Lien
4.606%, VAR LIBOR+4.500%, 11/30/2025	1,434	1,268

224	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Monitronics International Inc., Term Loan, 1st Lien
7.750%, 03/29/2024 (E)	$385	$374
Navitas Midstream Midland Basin, LLC, Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/13/2024	1,959	1,960
Nine West Holdings Inc., Term Loan
8.254%, 03/19/2024 (C)	577	388
8.187%, 03/19/2024 (C)(G)	619	417
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
2.848%, VAR LIBOR+2.750%, 10/01/2025	936	927
Optiv Inc., Initial Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 02/01/2024	2,760	2,709
Park River Holdings, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR+3.250%, 12/28/2027	232	231
Peak 10 Holding Corporation, Initial Term Loan, 2nd Lien
3.702%, VAR LIBOR+3.500%, 08/01/2024	7,857	7,207
Penney Borrower LLC, Initial Loan, 1st Lien
9.500%, VAR LIBOR+8.500%, 12/07/2026	2,743	2,642
Peraton Corp., Term B Loan, 2nd Lien
4.500%, VAR LIBOR+3.750%, 02/01/2028	1,807	1,809
Petco Health and Wellness Company, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR+3.250%, 03/03/2028 (G)	645	645
PetSmart LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 02/11/2028	3,760	3,771
Plantronics, Inc., Initial Term B Loan, 1st Lien
2.593%, VAR LIBOR+2.500%, 07/02/2025	1,608	1,581
Polymer Additives, Inc., 1st Lien
6.177%, 07/31/2025 (C)(G)	7,841	7,391
Rent-A-Center, Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 02/17/2028	4,931	4,958
Revlon Consumer Products Corporation, 2016 Term Loan, 1st Lien
4.250%, VAR LIBOR+3.500%, 09/07/2023 (B)(E)	7,980	3,875

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
S&S Holdings LLC, Initial Term Loan, 1st Lien
5.500%, 03/11/2028 (C)	$1,402	$1,374
Sabre GLBL Inc., 2020 Other Term B Loan, 2nd Lien
4.750%, VAR LIBOR+4.000%, 12/17/2027	1,587	1,595
Schweitzer-Mauduit International, Inc., Term B Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 02/09/2028 (G)	1,684	1,663
Serta Simmons Bedding, LLC, Initial Exchange Term Loan (Super-Priority)
8.500%, 08/10/2023	132	126
Serta Simmons Bedding, LLC, Initial Exchange Term Loan (Super-Priority), 1st Lien
8.500%, VAR LIBOR+7.500%, 08/10/2023 (G)	557	531
Shutterfly Inc., Term Loan B, 1st Lien
7.000%, 09/25/2026 (G)	328	329
SIJ LLC, 1st Lien
10.000%, 07/15/2026 (C)(E)	4,906	4,857
Sotera Health Holdings, LLC, 1st Lien
3.250%, 12/11/2026	2,936	2,921
SP PF Buyer LLC, Closing Date Term Loan, 1st Lien
4.594%, VAR LIBOR+4.500%, 12/22/2025	2,773	2,710
Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems, Inc and Onex Wind Finance LP.), Initial Term Loan, 1st Lien
6.000%, VAR LIBOR+5.250%, 01/15/2025	223	224
SRS Distribution Inc., 2021 Refinancing Term Loan, 1st Lien
4.250%, 05/19/2028	642	640
SRS Distribution Inc., Initial Term Loan, 1st Lien
3.093%, VAR LIBOR+3.000%, 05/23/2025 (G)	2,279	2,274
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
5.176%, VAR LIBOR+5.000%, 04/16/2026 (G)	5,528	5,391
Steinway Musical Instruments, Term Loan B, 1st Lien
4.750%, VAR LIBOR+3.750%, 02/14/2025	841	830
Sunshine Luxembourg VII S.a r.l., Facility B3, 1st Lien
4.500%, VAR LIBOR+3.750%, 10/01/2026 (G)	1,536	1,540

SEI Institutional Investments Trust / Annual Report / May 31, 2021	225

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Syniverse Holdings, Inc., Initial Term Loan, 1st Lien
10.000%, VAR LIBOR+9.000%, 03/11/2024	$1,998	$1,945
Syniverse Holdings, Inc., Tranche C Term Loan, 1st Lien
6.000%, VAR LIBOR+5.000%, 03/09/2023	12,174	12,007
Team Health Holdings Inc., Initial Term Loan, 2nd Lien
3.750%, VAR LIBOR+2.750%, 02/06/2024	7,303	7,029
Tecta America Corp., Term Loan, 1st Lien
5.000%, VAR LIBOR+4.250%, 04/10/2028	1,523	1,517
Thryv, Inc., Term Loan
9.500%, 03/01/2026	869	879
Thryv, Inc., Term Loan, 1st Lien
9.500%, 03/01/2026	1,162	1,174
Titan Acquisition Limited, Initial Term Loan, 1st Lien
3.267%, VAR LIBOR+3.000%, 03/28/2025	1,945	1,907
Tortoise Borrower LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 01/31/2025 (G)	1,853	1,155
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan (Priority), 1st Lien
9.000%, VAR LIBOR+8.000%, 02/28/2025	684	699
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan, 1st Lien
5.203%, VAR LIBOR+5.000%, 05/29/2026 (G)	1,747	1,548
Traverse Midstream Partners LLC, Advance, 1st Lien
6.500%, VAR LIBOR+5.500%, 09/27/2024	2,836	2,828
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR+3.500%, 03/31/2028 (G)	2,419	2,416
Tutor Perini, Term Loan B, 1st Lien
5.750%, 08/18/2027	3,707	3,739
Twin River Worldwide Holdings, Inc., Term B-1 Facility Loan, 1st Lien
9.000%, VAR LIBOR+8.000%, 05/11/2026 (E)	1,083	1,148
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
5.125%, VAR LIBOR+5.000%, 06/26/2026	734	730

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
United AirLines Inc., Class B Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 04/21/2028	$1,610	$1,624
VeriFone Systems, Inc., Initial Term Loan, 1st Lien
4.147%, VAR LIBOR+4.000%, 08/20/2025 (G)	2,715	2,676
Vertical Midco GmbH, Facility B (USD), 1st Lien
4.478%, VAR LIBOR+4.250%, 07/30/2027	429	430
Vertiv Group Corporation, Term Loan, 1st Lien
2.860%, 03/02/2027	228	227
White Cap Buyer, LLC, Initial Closing Date Term Loan, 1st Lien
4.500%, VAR LIBOR+4.000%, 10/19/2027	794	795
Wilsonart LLC, Tranche E Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 12/31/2026 (G)	3,717	3,711
Wok Holdings Inc., Initial Term Loan, 1st Lien
6.363%, VAR LIBOR+6.250%, 03/01/2026	1,142	1,117
Woodford Express LLC, Term Loan B, 1st Lien
6.000%, VAR LIBOR+5.000%, 01/27/2025	3,850	3,703
Zayo Group Holdings Inc., Initial Dollar Term Loan, 1st Lien
3.093%, VAR LIBOR+3.000%, 03/09/2027 (G)	472	468

Total Loan Participations (Cost $313,899) ($ Thousands)		317,965

ASSET-BACKED SECURITIES – 10.6%

Other Asset-Backed Securities – 10.6%
Airplanes Pass-Through Trust, Ser 2001-1A, CIA9(H)
0.735%, VAR ICE LIBOR USD 1 Month+0.550%, 03/15/2019 (A)(B)(E)	835	30
Apex Credit CLO LLC, Ser 2020-1A, Cl E1
7.748%, VAR ICE LIBOR USD 3 Month+7.560%, 10/20/2031 (A)(E)	2,215	2,171

226	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ares XXXIV CLO, Ser 2020-2A, Cl FR
8.790%, VAR ICE LIBOR USD 3 Month+8.600%, 04/17/2033 (A)(E)	$2,304	$2,189
B&M CLO, Ser 2014-1A, Cl E
5.934%, VAR ICE LIBOR USD 3 Month+5.750%, 04/16/2026 (A)(E)	2,520	1,740
Battalion CLO VII, Ser 2014-7A, Cl SUB
0.000%, 07/17/2028 (A)(E)(I)	4,614	1,661
Battalion CLO VIII, Ser 2015-8A, Cl SUB
0.000%, 07/18/2030 (A)(E)(I)	4,378	3,108
Battalion CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/25/2035 (A)(E)(I)	6,380	6,061
Battalion CLO XI, Ser 2017-11A, Cl SUB
0.000%, 10/24/2029 (A)(E)(I)	10,431	9,179
Battalion CLO XII, Ser 2018-12A, Cl SUB
0.000%, 05/17/2031 (A)(E)(I)	8,633	7,101
Battalion CLO XIV, Ser 2019-14A
0.000%, 04/20/2032 (E)(I)	6,147	4,871
Battalion CLO XVI, Ser 2019-16A, Cl SUB
0.000%, 12/19/2032 (A)(E)(I)	3,572	3,215
Battalion CLO XX, Ser 2021-20A, Cl SUB
0.000%, 07/15/2034 (E)(I)	8,543	7,454
Battalion CLO XX, Warehouse Note
0.000%, (E)(J)	5,506	5,506
Benefit Street Partners CLO Ill, Ser 2013-IIIA, Cl SUB
0.000%, 07/20/2029 (A)(E)(I)	2,640	871
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(E)(I)	7	3,395
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(E)(I)	3,363	2,363
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(E)(I)	6,413	1
Benefit Street Partners CLO V, Ser 2018-5BA
0.000%, 04/20/2031 (E)(I)	10,301	6,057
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
0.000%, 10/18/2029 (A)(E)(I)	9,535	3,719
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
0.000%, 07/18/2027 (E)(I)	9,035	532
Benefit Street Partners CLO VIII
0.000%, 01/20/2031 (A)(E)(I)	9,000	5,130
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
0.000%, 04/20/2034 (A)(E)(I)	10,939	6,235
Benefit Street Partners CLO XII, Ser 2017-12A, Cl C
3.234%, VAR ICE LIBOR USD 3 Month+3.050%, 10/15/2030 (A)(E)	1,950	1,892

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO XII, Ser 2017-12A, Cl SUB
0.000%, 10/15/2030 (A)(E)(I)	$10,091	$4,844
Benefit Street Partners CLO XIV, Ser 2018-14A, Cl SUB
0.000%, 04/20/2031 (A)(E)(I)	6,857	4,937
Benefit Street Partners CLO XVIII, Ser 2019-18A, Cl SUB
0.000%, 10/15/2032 (A)(E)(I)	6,048	4,624
Benefit Street Partners CLO XX, Ser 2020-20A, Cl SUB
0.000%, 07/15/2031 (A)(E)(I)	3,469	3,816
Benefit Street Partners CLO XXIII, Ser 2021-23A, Cl SUB
0.000%, 04/25/2034 (E)(I)	7,870	6,630
Bighorn III, Warehouse Note
0.000%, (E)(J)	11,970	11,970
Cathedral Lake CLO III, Ser 2015-3A, Cl SUB
0.000%, 01/15/2026 (A)(E)(I)	3,653	1,461
Cathedral Lake V, Ser 2018-5A, Cl SUB
0.000%, 10/21/2030 (A)(E)(I)	5,673	2,723
CVP Cascade CLO, Ser 2014-2A, Cl D
4.990%, VAR ICE LIBOR USD 3 Month+4.800%, 07/18/2026 (A)(E)	2,344	1,771
CVP Cascade CLO, Ser 2014-2A, Cl E
5.990%, VAR ICE LIBOR USD 3 Month+5.800%, 07/18/2026 (A)(E)	2,746	55
Great Lakes CLO, Ser 2014-1A, Cl SUB
0.000%, 10/15/2029 (A)(E)(I)	4,940	1,976
Great Lakes CLO, Ser 2015-1A, Cl SUB
0.000%, 01/16/2030 (A)(E)(I)	6,015	3,850
Great Lakes CLO, Ser 2017-1A, Cl ER
7.684%, VAR ICE LIBOR USD 3 Month+7.500%, 10/15/2029 (A)(E)	3,376	3,276
Great Lakes CLO, Ser 2017-1A, Cl FR
10.184%, VAR ICE LIBOR USD 3 Month+10.000%, 10/15/2029 (A)(E)	1,972	1,807
Great Lakes CLO, Ser 2018-1A, Cl ER
8.000%, VAR ICE LIBOR USD 3 Month+7.360%, 01/16/2030 (A)(E)	4,328	4,075
Great Lakes CLO, Ser 2018-1A, Cl FR
11.000%, VAR ICE LIBOR USD 3 Month+10.000%, 01/16/2030 (A)(E)	1,595	1,422
IVY Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl D
7.748%, VAR ICE LIBOR USD 3 Month+7.560%, 07/20/2029 (A)(E)	5,687	5,544

SEI Institutional Investments Trust / Annual Report / May 31, 2021	227

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
IVY Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
0.000%, 07/20/2029 (A)(E)(I)	$1,149	$1,048
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
7.260%, VAR ICE LIBOR USD 3 Month+7.070%, 04/18/2030 (A)(E)	2,886	2,799
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
0.000%, 04/18/2030 (A)(E)(I)	2,164	1,417
LCM Ltd
0.000%, 01/20/2032 (E)(I)	1,998	1,719
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
0.000%, 01/25/2030 (A)(E)(I)	4,865	3,211
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
6.026%, VAR ICE LIBOR USD 3 Month+5.850%, 01/25/2030 (A)(E)	3,201	3,073
Neuberger Berman CLO XXII, Ser 2016-22A, Cl F
0.100%, 10/17/2030 (A)(E)	161	24
Neuberger Berman CLO XXII, Ser 2016-22A, CI SUB
0.000%, 10/17/2030 (A)(E)(I)	5,235	3,246
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl INC
0.000%, 04/20/2033 (A)(E)(I)	1,780	1,460
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl SPIN
0.114%, 04/20/2033 (A)(C)(E)	23	21
Neuberger Berman Loan Advisers CLO
38 0.000%, 10/20/2032 (E)(I)	5,458	4,970
Neuberger Berman Loan Advisers CLO
39 0.000%, 10/20/2032 (E)(I)	5,795	5,115
Neuberger Berman Loan Advisers CLO
41 0.000%, 10/20/2032 (E)(I)	4,711	4,107
NewStar Berkeley Fund CLO LLC, Ser 2016-1A, Cl E
7.926%, VAR ICE LIBOR USD 3 Month+7.750%, 10/25/2028 (A)(E)	15,428	15,437
NewStar Berkeley Fund CLO LLC, Ser 2016-1A, Cl SUB
0.000%, 10/25/2028 (A)(E)(I)	21,812	10,034
NewStar Clarendon Fund CLO LLC, Ser 2015-1A, Cl E
6.226%, VAR ICE LIBOR USD 3 Month+6.050%, 01/25/2027 (A)(E)	4,470	4,375
NewStar Exeter Fund CLO, Ser 2015-1RA, Cl E
7.388%, VAR ICE LIBOR USD 3 Month+7.200%, 01/20/2027 (A)(E)	5,110	4,727

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
NewStar Fairfield Fund CLO, Ser 2015-2A, CI SUB
0.000%, 04/20/2030 (A)(E)(I)	$9,028	$5,205
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
7.568%, VAR ICE LIBOR USD 3 Month+7.380%, 04/20/2030 (A)(E)	4,200	3,512
OCP CLO, Ser 2021-21A, Cl SUB
0.000%, 07/20/2034 (E)(I)	7,945	7,049
OCP CLO, Ser 2017-14A, Cl SUB
0.000%, 11/20/2030 (A)(E)(I)	3,012	2,048
OCP CLO, Ser 2020-19A, Cl SUB
0.000%, 07/20/2031 (A)(E)(I)	1,876	1,913
OCP CLO, Warehouse Note, Ser 2021-21
0.000%, (E)(J)	9,644	9,949
Shackleton CLO, Ser 2014-6A, Cl SUB
0.000%, 07/17/2026 (A)(E)(I)	7,965	1
Shackleton CLO, Ser 2014-6RA
0.000%, 07/17/2028 (E)(I)	6,412	2,565
Shackleton CLO, Ser 2019-14A, Cl SUB
0.000%, 07/20/2030 (A)(E)(I)	3,251	2,406
TCP Whitney CLO, Ser 2017-11, Cl SUB
0.000%, 08/20/2029 (E)(I)	13,119	10,836
TCW CLO, Ser 2017-1A, Cl SUB
0.000%, 07/29/2029 (A)(E)(I)	7,377	4,795
TCW CLO, Ser 2018-1A, Cl SUB
0.000%, 04/25/2031 (A)(E)(I)	5,509	4,135
TCW CLO, Ser 2019-2A, Cl SUB
0.000%, 10/20/2032 (A)(E)(I)	5,959	4,290
TCW CLO, Warehouse Note, Ser 2020-1
0.000%, (E)(J)	8,523	5,966
Venture 35 CLO, Ser 2018-35A, Cl SUB
0.000%, 10/22/2031 (A)(E)(I)	15,819	7,435
Venture XXV CLO, Ser 2016-25A, Cl SUB
0.000%, 04/20/2029 (A)(E)(I)	2,950	1,652
Venture XXVI CLO, Ser 2017-26A, Cl SUB
0.000%, 01/20/2029 (A)(E)(I)	2,865	1,232
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
0.000%, 07/20/2030 (A)(E)(I)	5,750	2,990
VOYA CLO, Ser 2020-2A
0.000%, 07/20/2031 (E)(I)	7,797	8,748

Total Asset-Backed Securities (Cost $230,557) ($ Thousands)		302,772

	Shares

COMMON STOCK – 2.2%
21st Century Oncology *(E)	22,017	247
Aquity Equity *	89,545	974
Aquity Equity (Escrow Security) *(E)	69,580	9
Arctic Canadian Diamond Co *(E)	1,633	–

228	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Aspect Software CR1 Inc *(E)	40,500	$—
Aspect Software CR2 Inc *(E)	16,397	—
Battalion Oil *	937	12
Berry Corp	445,831	2,835
Cenveo Corp *	66,991	826
CHC Group LLC *	28,873	8
Chesapeake Energy	6,697	354
Claire’s Stores Inc, 0.000% *(E)	858	193
Clear Channel Outdoor Holdings Inc, CIA *	345,144	825
Cumulus Media Inc, CIA *	25,845	284
EP Energy *	25,685	2,132
Extraction Oil & Gas *	162,312	7,973
Foresight, 0.000% *	60,593	545
Frontier Communications Parent *	120,987	3,022
FTS International, Cl A *	86,873	2,279
Global Aviation Holdings Inc, Cl A *(E)	101,199	—
Guitar Center *(E)	24,502	3,618
Gulfport Energy *	17,167	1,073
Gymboree Corp *(E)	18,542	5
Gymboree Holding Corp *(E)	52,848	13
Hexion Holdings Corp *	194,188	3,204
iHeartMedia Inc, CIA *(K)	63,646	1,477
Knight Energy Services LLC *(E)(L)	2,205	—
Magnachip Semiconductor *	45,853	1,087
Medical Card Systems Inc *(E)	395,653	1,509
Monitronics International Inc *(E)	381,412	3,818
MYT Holding LLC *(E)	461,765	2,594
Neiman Marcus Group *(E)	10,950	1,204
Nine West *(E)	163,718	123
Noble Corp *	40,916	828
Oasis Petroleum Inc	15,789	1,399
Parker Drilling *(E)	143,734	797
Penney Borrower LLC *(E)	31,845	337
Propco Certificates *(E)	238,837	4,395
Quad/Graphics Inc, CIA *	173	1
Reichhold Industries *(E)	1,755	2,480
Remainco LLC *(E)	39,275	47
Rue 21 *	2,551	618
SandRidge Energy Inc*	11,510	61
Titan Energy LLC *	22,243	1
Tourmaline Oil	134,900	3,287
Valaris*	42,781	1,004
VICI Properties Inc ‡	104,293	3,247
Whiling Petroleum Corp *	15,027	688
Windstream Services *	46,229	607

Total Common Stock (Cost $57,399) ($ Thousands)		62,040

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CONVERTIBLE BONDS — 0.5%
Air Canada CV to 65.1337 4.000%, 07/01/2025 (A)	$400	$663
CNX Resources CV to 77.8816 2.250%, 05/01/2026	490	635
DISH Network CV to 15.3429 3.375%, 08/15/2026	804	829
Golar LNG CV to 26.9925 2.750%, 02/15/2022	885	874
Liberty Media CV to 16.7764 3.750%, 02/15/2030	3,477	2,678
Liberty Media CV to 22.9469 4.000%, 11/15/2029	2,174	1,679
MGIC Investment CV to 74.0741 9.000%, 04/01/2063 (A)	3,715	4,950
Pebblebrook Hotel Trust CV to 39.2549 1.750%, 12/15/2026	1,275	1,403
Twitter CV to 7.6905 0.000%, 03/15/2026 (A)(M)	1,394	1,281

Total Convertible Bonds (Cost $13,726) ($ Thousands)		14,992

	Shares

PREFERRED STOCK — 0.5%
BoardRiders, 0.000% *(E)	336,591	387
Claire’s Stores Inc, 0.000% *(E)	569	1,330
Crestwood Equity Partners, 9.250% (D)(N)	388,861	3,558
Danaher, 5.000% *	902	1,294
FHLMC, 0.000% *(D)	29,819	283
FNMA, 0.000% *(D)	43,993	423
Guitar Center Inc, 0.000% *(E)	783	74
Gulfport Energy (E)	42	187
Ladenburg Thalmann Financial Services, 6.500%	99,400	2,066
MPLX, 8.462% *(D)(E)	41,696	1,366
MYT Holding LLC, 0.000% *	516,164	521
Qurate Retail Inc, 8.000%	13,106	1,384
ViacomCBS, 5.750%*	20,807	1,515

Total Preferred Stock (Cost $11,960) ($ Thousands)		14,388

SEI Institutional Investments Trust / Annual Report / May 31, 2021	229

SCHEDULE OF INVESTMENTS

May 31, 2021

High Yield Bond Fund (Concluded)

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS — 0.1%
Carestream Strike Price $0 *‡‡(E)	84	$–
Chesapeake Energy, Expires 02/12/2026 Strike Price $36 *	8,510	187
Chesapeake Energy, Expires 02/12/2026 Strike Price $28 *	6,547	183
Chesapeake Energy, Expires 02/12/2026 Strike Price $32 *	7,274	182
Guitar Center Tranche I, Expires 12/22/2070 Strike Price $100 *(E)	5,960	420
Guitar Center Tranche II, Expires 12/22/2070 Strike Price $160 *(E)	6,486	298
Guitar Center Tranche III, Expires 12/22/2070 Strike Price $100 *(E)	526	24
Neiman Marcus Group, Expires 09/24/2027 Strike Price $213 *(E)	6,679	91
Noble Corp, Expires 02/05/2028 Strike Price $0 *	36,606	237

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
SandRidge Energy, Expires 10/07/2022 Strike Price $42 *	4,110	$–
SandRidge Energy, Expires 10/07/2022 Strike Price $41 *	9,764	–
Windstream Services Strike Price $0 *‡‡(E)	50,968	746

Total Warrants (Cost $1,634) ($ Thousands)		2,368

	Shares

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	74,591,092	74,591

Total Cash Equivalent (Cost $74,591) ($ Thousands)		74,591

Total Investments in Securities — 100.9% (Cost $2,707,571) ($ Thousands)		$2,869,103

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021,is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Depreciation (Thousands)
Barclays PLC	08/13/21	CAD	3,920	USD	3,240	$ (5)

Percentages are based on Net Assets of $2,843,123 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $1,766,269 ($ Thousands), representing 62.1% of the Net Assets of the Fund.

(B)	Security is in default on interest payment.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	Perpetual security with no stated maturity date.

(E)	Level 3 security in accordance with fair value hierarchy.

(F)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2021 was $4,206 ($ Thousands) and represented 0.1% of the Net Assets of the Fund.

(G)	Unsettled bank loan. Interest rate may not be available.

(H)	Security, or a portion thereof, is owned through a holding entity, 717 AEP Leasing, LLC.

(I)	No interest rate available.

(J)	Warehouse Note - Interest rate and maturity date are unavailable.

(K)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.

(L)	Security, or a portion thereof, is owned through a holding entity, Knights Energy Topco, LLC.
(M)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(N)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $3,558 ($ Thousands), or 0.1% of the Net Assets of the Fund (See Note 2).

(O)	Securities considered restricted. The total market value of such securities as of May 31, 2021 was $— ($Thousands) and represented 0.0% of the Net Assets of the Fund.

230	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Cl — Class

CLO — Collateralized Loan Obligation

CV — Conversion Ratio

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LLLP — Limited Liability Limited Partnership

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

PIK — Payment-in-Kind

Pty — Proprietary

REIT — Real Estate investment Trust

Ser — Series

SPX — Standard &Poor’s 500 Index

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Corporate Obligations	–	2,074,742	5,245	2,079,987
loan Participations	–	279,071	38,894	317,965
Asset-Backed Securities	–	–	302,772	302,772
Common Stock	36,244	3,862	21,934	62,040
Convertible Bonds	–	14,992	–	14,992
Preferred Stock	8,978	2,066	3,344	14,388
Warrants	552	238	1,578	2,368
Cash Equivalent	74,591	–	–	74,591

Total Investments in Securities	120,365	2,374,971	373,767	2,869,103

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Forwards Contracts”
Unrealized Depreciation	–	(5)	–	(5)

Total Other Financial Instruments	–	(5)	–	(5)

The following table depicts purchases and transfers in and/or out of Level 3 investments during the period for investments held as of May 31, 2021 ($ Thousands).

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Common Stock	Investments in Convertible Bonds	Investments in Preferred Stock	Investments in Municipal Bonds	Investments in Warrants
Balance as of May 31, 2020	$9,408	$31,958	$177,914	$9,163	$30	$1,052	$2,474	$196
Accrued discounts/premiums	134	(3)	411		(55)	–	–	–
Realized gain/(loss)	626	(1,469)	7,119	(4,909)	(138)	(741)	177	(96)
Change in unrealized appreciation/ (depreciation)	965	3,635	103,175	13,080	163	1,797	(194)	488
Purchases	290	6,498	86,408	3,675	–	1,498		580
Sales	(5,560)	(8,252)	(72,255)	(3,394)	–	(262)	(2,457)	(335)
Net transfer into Level 3	1,003	14,918	–	6,197	–	–	–	745
Net transfer out of Level 3	(1,621)	(8,391)		(1,878)	–	–	–	–
Ending Balance as of May 31, 2021	$5,245	$38,894	$302,772	$21,934	$–	$3,344	$–	$1,578

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$1,213	$6,213	$171,446	$12,957	$124	$1,930	$460	$292

(1) Of the $373,222 ($ Thousands) in Level 3 securities as of May 31, 2021, $4,206 ($ thousand) or 0.1% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended May 31, 2021, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains

SEI Daily Income Trust, Government Fund, ClF	$ 40,088	$1,187,779	$(1,153,276)	$ –	$ –	$74,591	74,591,092	$10	$ –

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	231

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 67.5%

Communication Services — 9.7%
Alphabet
2.250%, 08/15/2060	$740	$621
America Movil
6.375%, 03/01/2035	345	484
6.125%, 03/30/2040	665	922
AT&T
5.150%, 02/15/2050	1,140	1,409
4.500%, 05/15/2035	4,325	4,964
3.800%, 12/01/2057 (A)	10,325	10,204
3.650%, 06/01/2051	462	463
3.650%, 09/15/2059 (A)	2,656	2,546
3.550%, 09/15/2055 (A)	4,684	4,445
3.500%, 09/15/2053 (A)	5,846	5,561
Bell Canada
4.464%, 04/01/2048	800	948
Charter Communications Operating LLC / Charter Communications Operating Capital
6.484%, 10/23/2045	2,218	2,927
6.384%, 10/23/2035	2,465	3,223
5.750%, 04/01/2048	1,180	1,445
5.375%, 05/01/2047	2,361	2,761
4.800%, 03/01/2050	650	715
3.900%, 06/01/2052	765	738
3.850%, 04/01/2061	670	618
3.700%, 04/01/2051	605	570
3.500%, 06/01/2041	280	269
Comcast
6.400%, 05/15/2038	794	1,146
4.950%, 10/15/2058	228	302
4.700%, 10/15/2048	3,912	4,861
4.600%, 10/15/2038	480	580
4.600%, 08/15/2045	835	1,016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 01/15/2033	$480	$561
4.049%, 11/01/2052	1,626	1,858
4.000%, 03/01/2048	465	523
3.999%, 11/01/2049	863	975
3.969%, 11/01/2047	3,203	3,599
3.900%, 03/01/2038	1,530	1,718
3.750%, 04/01/2040	1,644	1,813
2.650%, 08/15/2062	160	139
Cox Communications
4.700%, 12/15/2042 (A)	353	417
3.600%, 06/15/2051 (A)	208	209
Discovery Communications LLC
5.300%, 05/15/2049	375	447
5.200%, 09/20/2047	549	646
4.650%, 05/15/2050	540	601
4.000%, 09/15/2055 (A)	1,689	1,676
Fox
5.576%, 01/25/2049	685	877
5.476%, 01/25/2039	690	861
Level 3 Financing
3.875%, 11/15/2029 (A)	940	997
NBCUniversal Media LLC
5.950%, 04/01/2041	686	967
Rogers Communications
5.000%, 03/15/2044	1,077	1,300
4.500%, 03/15/2043	257	290
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	1,200	1,381
Telefonica Emisiones SAU
5.213%, 03/08/2047	135	162
Tencent Holdings MTN
3.840%, 04/22/2051 (A)	1,135	1,161
Time Warner Cable LLC
7.300%, 07/01/2038	530	752
6.750%, 06/15/2039	530	725
6.550%, 05/01/2037	1,020	1,355
5.875%, 11/15/2040	555	698
5.500%, 09/01/2041	1,385	1,670
4.500%, 09/15/2042	725	782
T-Mobile USA
4.375%, 04/15/2040	315	352
3.600%, 11/15/2060	310	298
3.300%, 02/15/2051	1,390	1,308
3.000%, 02/15/2041	1,290	1,210
Verizon Communications
5.012%, 04/15/2049	38	48
5.012%, 08/21/2054	2,854	3,674
4.750%, 11/01/2041	550	670
4.522%, 09/15/2048	995	1,179
4.500%, 08/10/2033	3,655	4,297
4.400%, 11/01/2034	900	1,053
4.272%, 01/15/2036	1,410	1,633

232	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.850%, 11/01/2042	$185	$202
3.700%, 03/22/2061	1,312	1,327
3.550%, 03/22/2051	4,870	4,951
3.400%, 03/22/2041	805	820
2.987%, 10/30/2056	3,092	2,762
2.650%, 11/20/2040	170	157
ViacomCBS
5.850%, 09/01/2043	2,030	2,624
4.950%, 05/19/2050	378	451
4.850%, 12/15/2034	1,000	1,130
Vodafone Group
5.250%, 05/30/2048	1,486	1,881
5.000%, 05/30/2038	325	396
4.875%, 06/19/2049	541	653
4.375%, 02/19/2043	720	809
4.250%, 09/17/2050	1,095	1,216
Walt Disney
7.625%, 11/30/2028	1	1
6.550%, 03/15/2033	1,335	1,870
3.600%, 01/13/2051	4,920	5,281
3.500%, 05/13/2040	615	658
2.750%, 09/01/2049	447	416

		126,225

Consumer Discretionary — 2.1%
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	1,075	1,225
3.800%, 01/25/2050 (A)	170	175
Amazon.com
4.950%, 12/05/2044	2,084	2,711
4.050%, 08/22/2047	951	1,106
3.100%, 05/12/2051	2,080	2,082
2.875%, 05/12/2041	380	379
2.700%, 06/03/2060	905	808
2.500%, 06/03/2050	190	171
Aptiv PLC
5.400%, 03/15/2049	544	700
eBay
3.650%, 05/10/2051	564	564
General Motors
6.600%, 04/01/2036	410	554
6.250%, 10/02/2043	225	303
5.950%, 04/01/2049	910	1,191
5.150%, 04/01/2038	250	295
5.000%, 04/01/2035	115	136
Home Depot
4.250%, 04/01/2046	1,105	1,321
4.200%, 04/01/2043	460	545
3.900%, 06/15/2047	607	689
3.350%, 04/15/2050	2,200	2,318
Lowe’s
4.050%, 05/03/2047	735	814

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.700%, 04/15/2046	$915	$973
3.000%, 10/15/2050	710	666
Massachusetts Institute of Technology
5.600%, 07/01/2111	610	995
McDonald’s MTN
4.600%, 05/26/2045	650	778
4.450%, 03/01/2047	1,645	1,937
3.625%, 09/01/2049	735	773
3.600%, 07/01/2030	250	277
NIKE
3.250%, 03/27/2040	290	307
Starbucks
4.450%, 08/15/2049	305	359
3.500%, 11/15/2050	330	336
3.350%, 03/12/2050	710	706
TJX
3.875%, 04/15/2030	400	450
XLIT
5.250%, 12/15/2043	587	778

		27,422

Consumer Staples — 5.1%
Altria Group
5.950%, 02/14/2049	1,090	1,341
5.800%, 02/14/2039	210	254
5.375%, 01/31/2044	1,255	1,454
4.450%, 05/06/2050	355	363
4.000%, 02/04/2061	1,010	944
3.875%, 09/16/2046	100	95
3.700%, 02/04/2051	1,390	1,267
3.400%, 02/04/2041	1,140	1,048
2.450%, 02/04/2032	450	426
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	1,821	2,385
4.900%, 02/01/2046	6,310	7,606
4.750%, 04/15/2058	200	234
4.700%, 02/01/2036	6,130	7,309
4.600%, 04/15/2048	1,135	1,317
4.500%, 06/01/2050	1,515	1,742
4.439%, 10/06/2048	1,772	2,017
4.375%, 04/15/2038	625	716
4.350%, 06/01/2040	591	676
Bacardi
5.300%, 05/15/2048 (A)	480	602
BAT Capital
5.282%, 04/02/2050	245	268
4.758%, 09/06/2049	700	720
4.540%, 08/15/2047	2,020	2,026
4.390%, 08/15/2037	2,345	2,435
3.984%, 09/25/2050	185	173
3.734%, 09/25/2040	780	735

SEI Institutional Investments Trust / Annual Report / May 31, 2021	233

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bimbo Bakeries USA
4.000%, 05/17/2051 (A)	$565	$591
Celgene
5.000%, 08/15/2045	220	254
4.550%, 02/20/2048	555	647
City of Hope
4.378%, 08/15/2048	650	783
Coca-Cola
3.000%, 03/05/2051	590	583
2.500%, 03/15/2051	220	197
Constellation Brands
4.500%, 05/09/2047	615	719
4.100%, 02/15/2048	915	1,024
Costco Wholesale
1.600%, 04/20/2030	880	854
Fomento Economico Mexicano
3.500%, 01/16/2050	715	724
Health Care Service, A Mutual Legal Reserve
3.200%, 06/01/2050 (A)	912	903
Hershey
3.125%, 11/15/2049	444	457
Keurig Dr Pepper
5.085%, 05/25/2048	295	379
4.985%, 05/25/2038	260	322
Kraft Heinz Foods
6.875%, 01/26/2039	865	1,189
4.875%, 10/01/2049	80	92
Kroger
4.650%, 01/15/2048	314	368
4.450%, 02/01/2047	1,885	2,149
3.950%, 01/15/2050	580	630
MedStar Health
3.626%, 08/15/2049	530	566
Molson Coors Brewing
4.200%, 07/15/2046	240	255
Nestle Holdings
4.000%, 09/24/2048 (A)	180	213
3.900%, 09/24/2038 (A)	815	946
New York and Presbyterian Hospital
3.954%, 08/01/2119	395	440
PepsiCo
3.625%, 03/19/2050	575	642
3.450%, 10/06/2046	705	761
Philip Morris International
4.500%, 03/20/2042	1,775	2,044
4.250%, 11/10/2044	230	259
4.125%, 03/04/2043	100	110
3.875%, 08/21/2042	795	846
Procter & Gamble
3.550%, 03/25/2040	175	199

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Reynolds American
5.850%, 08/15/2045	$865	$1,009
Stanford Health Care
3.027%, 08/15/2051	380	374
University of Southern California
5.250%, 10/01/2111	1,490	2,188
Walmart
4.300%, 04/22/2044	231	283
4.050%, 06/29/2048	2,511	3,036
3.950%, 06/28/2038	675	788
2.950%, 09/24/2049	302	306

		66,283

Energy — 8.2%
BG Energy Capital
5.125%, 10/15/2041 (A)	405	520
BP Capital Markets America
3.633%, 04/06/2030	1,075	1,190
3.379%, 02/08/2061	705	684
3.000%, 02/24/2050	5	5
2.939%, 06/04/2051	1,383	1,281
2.772%, 11/10/2050	1,650	1,477
Burlington Resources LLC
7.200%, 08/15/2031	20	28
5.950%, 10/15/2036	190	259
Canadian Natural Resources MTN
4.950%, 06/01/2047	350	422
Chevron
3.078%, 05/11/2050	1,084	1,080
Chevron USA
6.000%, 03/01/2041	35	50
5.250%, 11/15/2043	870	1,153
5.050%, 11/15/2044	340	442
4.950%, 08/15/2047	235	304
4.200%, 10/15/2049	295	351
Columbia Pipeline Group
5.800%, 06/01/2045	500	646
Conoco Funding
7.250%, 10/15/2031	410	589
ConocoPhillips
5.900%, 05/15/2038	1,628	2,229
4.875%, 10/01/2047 (A)	260	328
4.850%, 08/15/2048 (A)	380	482
4.300%, 11/15/2044	1,145	1,340
Devon Energy
7.950%, 04/15/2032	10	14
5.600%, 07/15/2041	1,200	1,449
5.000%, 06/15/2045	135	153
4.750%, 05/15/2042	720	792
El Paso Natural Gas
8.375%, 06/15/2032	320	466

234	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Enbridge Energy Partners
5.500%, 09/15/2040	$400	$496
Energy Transfer Operating
6.625%, 10/15/2036	120	157
6.500%, 02/01/2042	80	100
6.250%, 04/15/2049	570	713
6.125%, 12/15/2045	1,758	2,119
6.000%, 06/15/2048	40	48
5.950%, 10/01/2043	1,850	2,202
5.800%, 06/15/2038	65	78
5.400%, 10/01/2047	3,165	3,593
5.350%, 05/15/2045	520	583
5.300%, 04/15/2047	815	909
5.150%, 02/01/2043	125	135
5.150%, 03/15/2045	200	220
5.000%, 05/15/2050	1,108	1,226
4.900%, 03/15/2035	1,000	1,116
Eni SpA
5.700%, 10/01/2040 (A)	340	425
Enterprise Products Operating LLC
6.650%, 10/15/2034	1,480	2,045
6.125%, 10/15/2039	450	612
5.700%, 02/15/2042	540	709
5.100%, 02/15/2045	600	735
4.950%, 10/15/2054	545	647
4.900%, 05/15/2046	1,835	2,162
4.850%, 03/15/2044	575	681
4.800%, 02/01/2049	145	172
4.250%, 02/15/2048	260	285
4.200%, 01/31/2050	365	398
3.700%, 01/31/2051	100	101
EOG Resources
4.950%, 04/15/2050	884	1,123
4.375%, 04/15/2030	375	437
EQM Midstream Partners
6.500%, 07/15/2048	500	531
Equinor
6.800%, 01/15/2028	125	158
3.950%, 05/15/2043	650	739
3.625%, 04/06/2040	2,210	2,451
Exxon Mobil
4.327%, 03/19/2050	312	370
4.227%, 03/19/2040	460	532
3.452%, 04/15/2051	4,727	4,912
Hess
6.000%, 01/15/2040	50	63
5.800%, 04/01/2047	180	226
5.600%, 02/15/2041	1,230	1,485
Kinder Morgan
5.550%, 06/01/2045	1,120	1,385
5.300%, 12/01/2034	3,131	3,765
5.050%, 02/15/2046	55	64

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kinder Morgan Energy Partners
6.375%, 03/01/2041	$636	$850
5.800%, 03/15/2035	450	567
5.000%, 08/15/2042	700	807
Marathon Petroleum
6.500%, 03/01/2041	523	710
4.750%, 09/15/2044	90	103
Motiva Enterprises
6.850%, 01/15/2040 (A)	1,135	1,397
MPLX
5.500%, 02/15/2049	470	582
5.200%, 03/01/2047	70	83
4.500%, 04/15/2038	675	749
2.650%, 08/15/2030	985	980
Northern Natural Gas
4.300%, 01/15/2049 (A)	275	316
Occidental Petroleum
6.139%, 10/10/2036 (B)	3,581	1,773
4.400%, 08/15/2049	195	164
4.300%, 08/15/2039	811	693
Petroleos Mexicanos
7.690%, 01/23/2050	160	154
6.950%, 01/28/2060	382	338
6.350%, 02/12/2048	745	631
Petroleos Mexicanos MTN
6.750%, 09/21/2047	1,555	1,374
Phillips 66
5.875%, 05/01/2042	810	1,079
4.875%, 11/15/2044	1,205	1,450
Phillips 66 Partners
4.900%, 10/01/2046	1,104	1,264
Plains All American Pipeline/PAA Finance
5.150%, 06/01/2042	75	80
4.900%, 02/15/2045	1,040	1,080
4.700%, 06/15/2044	220	226
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (A)	1,135	1,222
Sabal Trail Transmission LLC
4.832%, 05/01/2048 (A)	775	921
4.682%, 05/01/2038 (A)	510	590
Shell International Finance BV
6.375%, 12/15/2038	1,577	2,301
5.500%, 03/25/2040	435	595
4.550%, 08/12/2043	1,485	1,810
4.375%, 05/11/2045	1,365	1,629
4.000%, 05/10/2046	130	148
3.750%, 09/12/2046	545	602
3.125%, 11/07/2049	435	433
Southern Natural Gas
7.350%, 02/15/2031	1,223	1,615
Suncor Energy
6.800%, 05/15/2038	520	729

SEI Institutional Investments Trust / Annual Report / May 31, 2021	235

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.500%, 06/15/2038	$250	$341
3.750%, 03/04/2051	595	616
Texas Eastern Transmission
7.000%, 07/15/2032	1,225	1,675
4.150%, 01/15/2048 (A)	795	852
Total Capital International
3.386%, 06/29/2060	250	252
3.127%, 05/29/2050	1,620	1,572
2.986%, 06/29/2041	480	474
TransCanada PipeLines
7.250%, 08/15/2038	1,070	1,567
4.875%, 05/15/2048	195	237
4.750%, 05/15/2038	535	624
4.625%, 03/01/2034	1,455	1,694
Transcanada Trust
5.875%, VAR ICE LIBOR USD 3 Month+4.640%, 08/15/2076	1,494	1,658
Transcontinental Gas Pipe Line LLC
5.400%, 08/15/2041	1,240	1,529
4.600%, 03/15/2048	536	619
4.450%, 08/01/2042	785	893
Valero Energy
10.500%, 03/15/2039	1,397	2,478
Williams
7.500%, 01/15/2031	435	589
2.600%, 03/15/2031	535	533

		106,890

Financials — 11.1%
AIA Group
3.200%, 09/16/2040 (A)	445	442
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	2,272	3,191
American International Group
4.800%, 07/10/2045	80	96
4.750%, 04/01/2048	375	455
4.500%, 07/16/2044	2,095	2,444
4.375%, 06/30/2050	410	475
4.375%, 01/15/2055	75	86
3.875%, 01/15/2035	70	77
3.400%, 06/30/2030	35	38
Arthur J Gallagher
3.500%, 05/20/2051	560	570
Banco Santander
3.490%, 05/28/2030	105	112
Bank of America
6.110%, 01/29/2037	660	895
6.000%, 10/15/2036	3,155	4,394
3.311%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/2042	2,085	2,138

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.687%, VAR United States Secured Overnight Financing Rate+1.320%, 04/22/2032	$300	$304
Bank of America MTN
5.875%, 02/07/2042	2,445	3,411
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	1,240	1,463
4.083%, VAR ICE LIBOR USD 3 Month+3.150%, 03/20/2051	2,925	3,338
4.078%, VAR ICE LIBOR USD 3 Month+1.320%, 04/23/2040	2,130	2,434
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	440	494
2.676%, VAR United States Secured Overnight Financing Rate+1.930%, 06/19/2041	670	634
Berkshire Hathaway
4.500%, 02/11/2043	758	947
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,300	1,585
4.200%, 08/15/2048	1,680	1,988
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	1,569	2,197
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	1,263	1,598
Chubb INA Holdings
6.700%, 05/15/2036	627	929
Cincinnati Financial
6.920%, 05/15/2028	1,984	2,578
Citigroup
6.625%, 06/15/2032	1,165	1,575
4.750%, 05/18/2046	1,915	2,333
4.650%, 07/23/2048	1,975	2,470
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048	1,848	2,201
4.125%, 07/25/2028	530	596
2.561%, VAR United States Secured Overnight Financing Rate+1.167%, 05/01/2032	750	752
Commonwealth Bank of Australia MTN
3.743%, 09/12/2039 (A)	365	385
Cooperatieve Rabobank UA
5.250%, 08/04/2045	170	221
Credit Suisse Group
3.091%, VAR United States Secured Overnight Financing Rate+1.730%, 05/14/2032 (A)	955	971
Deutsche Bank NY
3.035%, VAR United States Secured Overnight Financing Rate+1.718%, 05/28/2032	450	450
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	225	303

236	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (A)	$375	$481
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (A)	700	862
Fifth Third Bancorp
8.250%, 03/01/2038	286	470
First Republic Bank
4.625%, 02/13/2047	292	360
FMR
5.150%, 02/01/2043 (A)	540	697
Goldman Sachs Group
6.750%, 10/01/2037	1,570	2,239
6.250%, 02/01/2041	2,561	3,684
4.750%, 10/21/2045	55	70
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	655	775
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	4,370	4,944
3.210%, VAR United States Secured Overnight Financing Rate+1.513%, 04/22/2042	1,260	1,276
1.992%, VAR United States Secured Overnight Financing Rate+1.090%, 01/27/2032	425	406
Goldman Sachs Group MTN
4.800%, 07/08/2044	529	664
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	1,210	1,483
Hartford Financial Services Group
6.625%, 03/30/2040	495	702
HSBC Bank USA
7.000%, 01/15/2039	545	825
HSBC Holdings
6.800%, 06/01/2038	1,067	1,505
6.500%, 09/15/2037	2,200	2,998
5.250%, 03/14/2044	240	302
Intercontinental Exchange
3.000%, 09/15/2060	775	707
2.650%, 09/15/2040	460	429
Jefferies Group
6.250%, 01/15/2036	338	444
JPMorgan Chase
6.400%, 05/15/2038	150	217
5.600%, 07/15/2041	1,461	1,994
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	760	859
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	1,465	1,643
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	1,955	2,169

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.328%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/2052	$2,781	$2,822
3.109%, VAR United States Secured Overnight Financing Rate+2.440%, 04/22/2051	1,650	1,620
3.109%, VAR United States Secured Overnight Financing Rate+2.460%, 04/22/2041	795	798
2.739%, VAR United States Secured Overnight Financing Rate+1.510%, 10/15/2030	2,330	2,413
1.953%, VAR United States Secured Overnight Financing Rate+1.065%, 02/04/2032	670	640
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	588	764
Liberty Mutual Group
3.951%, 10/15/2050 (A)	1,605	1,680
3.950%, 05/15/2060 (A)	65	67
Lloyds Banking Group
4.344%, 01/09/2048	391	439
Marsh & McLennan
4.750%, 03/15/2039	909	1,136
4.200%, 03/01/2048	720	858
Massachusetts Mutual Life Insurance
3.729%, 10/15/2070 (A)	528	530
3.375%, 04/15/2050 (A)	1,092	1,091
MetLife
5.875%, 02/06/2041	280	392
4.875%, 11/13/2043	795	1,012
4.721%, 12/15/2044	255	320
4.050%, 03/01/2045	1,481	1,692
Mitsubishi UFJ Financial Group
4.153%, 03/07/2039	380	442
Moody’s
4.875%, 12/17/2048	1,055	1,337
Morgan Stanley
4.375%, 01/22/2047	105	127
3.217%, VAR United States Secured Overnight Financing Rate+1.485%, 04/22/2042	1,060	1,081
Morgan Stanley MTN
6.375%, 07/24/2042	794	1,174
5.597%, VAR United States Secured Overnight Financing Rate+4.840%, 03/24/2051	735	1,048
4.300%, 01/27/2045	855	1,014
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	545	624
2.802%, VAR United States Secured Overnight Financing Rate+1.430%, 01/25/2052	2,996	2,810

SEI Institutional Investments Trust / Annual Report / May 31, 2021	237

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
National Rural Utilities Cooperative Finance
4.300%, 03/15/2049	$1,085	$1,316
Nationwide Mutual Insurance
4.350%, 04/30/2050 (A)	320	345
New York Life Insurance
6.750%, 11/15/2039 (A)	845	1,237
5.875%, 05/15/2033 (A)	852	1,103
4.450%, 05/15/2069 (A)	950	1,149
3.750%, 05/15/2050 (A)	351	375
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (A)	1,142	1,172
Pacific LifeCorp
3.350%, 09/15/2050 (A)	550	550
Prudential Financial
3.935%, 12/07/2049	150	168
3.905%, 12/07/2047	170	189
Prudential Financial MTN
5.700%, 12/14/2036	1,357	1,839
3.700%, 03/13/2051	130	140
Raymond James Financial
4.950%, 07/15/2046	565	716
3.750%, 04/01/2051	600	639
S&P Global
3.250%, 12/01/2049	250	257
Scentre Group Trust 1
4.375%, 05/28/2030 (A)	385	440
Teachers Insurance & Annuity Association of America
4.270%, 05/15/2047 (A)	680	781
3.300%, 05/15/2050 (A)	1,000	989
Wells Fargo
5.850%, 02/01/2037	3,325	4,441
5.606%, 01/15/2044	255	337
3.900%, 05/01/2045	548	620
Wells Fargo MTN
5.013%, VAR United States Secured Overnight Financing Rate+4.502%, 04/04/2051	5,124	6,776
4.900%, 11/17/2045	405	496
4.650%, 11/04/2044	1,525	1,808
4.400%, 06/14/2046	1,310	1,519
Westpac Banking
2.668%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.750%, 11/15/2035	110	107
2.150%, 06/03/2031	455	454
Willis North America
3.875%, 09/15/2049	710	775

		143,444

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Health Care — 8.1%
Abbott Laboratories
4.900%, 11/30/2046	$1,259	$1,664
AbbVie
4.875%, 11/14/2048	905	1,128
4.850%, 06/15/2044	695	853
4.700%, 05/14/2045	1,155	1,391
4.550%, 03/15/2035	1,585	1,888
4.500%, 05/14/2035	1,900	2,253
4.450%, 05/14/2046	400	468
4.400%, 11/06/2042	2,039	2,369
4.250%, 11/21/2049	3,621	4,167
4.050%, 11/21/2039	505	565
Advocate Health & Hospitals
4.272%, 08/15/2048	921	1,117
Aetna
4.125%, 11/15/2042	550	610
Alcon Finance
3.800%, 09/23/2049 (A)	750	792
Amgen
4.950%, 10/01/2041	825	1,030
4.663%, 06/15/2051	324	400
4.563%, 06/15/2048	765	926
4.400%, 05/01/2045	3,630	4,256
Anthem
4.650%, 01/15/2043	270	325
4.375%, 12/01/2047	2,613	3,048
3.700%, 09/15/2049	1,000	1,066
3.600%, 03/15/2051	360	379
AstraZeneca
6.450%, 09/15/2037	1,721	2,513
3.000%, 05/28/2051	213	210
BayCare Health System
3.831%, 11/15/2050	365	418
Bayer US Finance II LLC
4.400%, 07/15/2044 (A)	2,580	2,902
3.950%, 04/15/2045 (A)	500	521
Baylor Scott & White Holdings
4.185%,11/15/2045	1,040	1,225
Becton Dickinson
3.794%, 05/20/2050	860	922
Biogen
3.250%, 02/15/2051 (A)	100	94
3.150%, 05/01/2050	410	383
Boston Scientific
4.550%, 03/01/2039	625	743
Bristol-Myers Squibb
4.550%, 02/20/2048	524	656
4.250%, 10/26/2049	1,913	2,296
2.550%, 11/13/2050	415	378
Centene
3.000%, 10/15/2030	883	883

238	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Children’s Hospital Medical Center
2.820%, 11/15/2050	$450	$427
Cigna
4.900%, 12/15/2048	225	281
4.800%, 08/15/2038	690	839
4.800%, 07/15/2046	1,213	1,484
3.875%, 10/15/2047	1,350	1,456
3.400%, 03/15/2051	1,090	1,093
3.200%, 03/15/2040	240	243
Cleveland Clinic Foundation
4.858%, 01/01/2114	570	776
CommonSpirit Health
4.187%, 10/01/2049	1,381	1,513
3.910%, 10/01/2050	290	305
CVS Health
5.125%, 07/20/2045	515	645
5.050%, 03/25/2048	6,380	7,913
4.780%, 03/25/2038	2,730	3,256
4.250%, 04/01/2050	283	319
4.125%, 04/01/2040	595	664
2.700%, 08/21/2040	475	444
Gilead Sciences
4.800%, 04/01/2044	929	1,129
4.750%, 03/01/2046	5	6
4.600%, 09/01/2035	965	1,158
4.500%, 02/01/2045	1,805	2,118
GlaxoSmithKline Capital
6.375%, 05/15/2038	415	603
Hackensack Meridian Health
2.875%, 09/01/2050	370	348
Hartford HealthCare
5.746%, 04/01/2044	1,200	1,630
HCA
5.250%, 06/15/2049	1,890	2,332
Humana
4.950%, 10/01/2044	1,105	1,356
3.950%, 08/15/2049	640	697
Johnson & Johnson
3.400%, 01/15/2038	790	878
Kaiser Foundation Hospitals
4.150%, 05/01/2047	660	796
3.266%, 11/01/2049	580	609
Mass General Brigham
3.192%, 07/01/2049	85	87
Memorial Health Services
3.447%, 11/01/2049	430	452
Merck
4.150%, 05/18/2043	605	723
2.450%, 06/24/2050	150	135
New York and Presbyterian Hospital
4.763%, 08/01/2116	309	401

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Northwell Healthcare
4.260%, 11/01/2047	$430	$486
NYU Langone Hospitals
4.428%, 07/01/2042	745	869
Pfizer
4.000%, 12/15/2036	1,510	1,778
2.700%, 05/28/2050	350	331
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	525	576
Stanford Health Care
3.795%, 11/15/2048	731	838
STERIS Irish FinCo UnLtd
3.750%, 03/15/2051	800	816
Stryker
4.100%, 04/01/2043	805	916
Takeda Pharmaceutical
3.175%, 07/09/2050	1,257	1,207
Thermo Fisher Scientific
4.100%, 08/15/2047	360	416
UnitedHealth Group
6.875%, 02/15/2038	885	1,340
6.625%, 11/15/2037	555	823
4.625%, 07/15/2035	815	1,007
4.250%, 04/15/2047	1,325	1,570
4.200%, 01/15/2047	925	1,075
3.875%, 08/15/2059	345	391
3.700%, 08/15/2049	495	547
3.250%, 05/15/2051	1,970	2,021
3.050%, 05/15/2041	615	628
2.900%, 05/15/2050	275	266
2.750%, 05/15/2040	160	157
Utah Acquisition Sub
5.250%, 06/15/2046	315	371
Viatris
4.000%, 06/22/2050 (A)	630	640
3.850%, 06/22/2040 (A)	455	471
Wyeth LLC
6.000%, 02/15/2036	1,560	2,192
5.950%, 04/01/2037	536	748
Zoetis
4.450%, 08/20/2048	205	250
3.000%, 05/15/2050	105	104

		104,789

Industrials — 6.9%
3M
3.250%, 08/26/2049	505	536
AerCap Ireland Capital DAC
3.875%, 01/23/2028	695	735
Air Lease
3.250%, 10/01/2029	255	260

SEI Institutional Investments Trust / Annual Report / May 31, 2021	239

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Air Lease MTN
3.000%, 02/01/2030	$180	$179
BAE Systems Holdings
4.750%, 10/07/2044 (A)	828	1,004
BAE Systems PLC
5.800%, 10/11/2041 (A)	290	394
3.000%, 09/15/2050 (A)	850	797
Boeing
5.805%, 05/01/2050	3,181	4,106
5.705%, 05/01/2040	4,300	5,360
3.625%, 02/01/2031	84	89
Burlington Northern Santa Fe LLC
6.200%, 08115/2036	1,230	1,730
6.150%, 05/01/2037	765	1,072
5.750%, 05/01/2040	210	288
5.050%, 03/01/2041	235	303
4.900%’ 04/01/2044	130	167
4.400%, 03/15/2042	2,190	2,616
4.150%, 04/01/2045	190	221
3.300%, 09/15/2051	1,015	1,057
3.050%, 02/15/2051	1,695	1,695
Canadian National Railway
6.200%, 06/01/2036	511	711
3.650%, 02/03/2048	575	610
Canadian Pacific Railway
6.125%, 09/15/2115	2,250	3,326
Carrier Global
3.577%, 04/05/2050	315	321
3.377%, 04/05/2040	305	311
Caterpillar
3.250%, 09/19/2049	355	375
Continental Airlines Pass-Through Trust, Ser 2007-1, CI A
5.983%, 04/19/2022	2,121	2,174
Crane
4.200%, 03/15/2048	450	473
CSX
4.750%, 05/30/2042	1,420	1,740
4.750%, 11/15/2048	202	249
Deere
3.750%, 04/15/2050	706	818
FedEx
5.100%, 01/15/2044	125	156
4.550%, 04/01/2046	1,673	1,957
4.400%, 01/15/2047	405	468
3.900%, 02/01/2035	410	460
3.250%, 05/15/2041	355	353
GE Capital International Funding Unlimited
4.418%, 11/15/2035	9,946	11,595
General Dynamics
4.250%, 04/01/2040	730	866
4.250%, 04/01/2050	155	190

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
General Electric
4.250%, 05/01/2040	$1,680	$1,902
General Electric MTN
5.875%, 01/14/2038	1,385	1,836
0.636%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	1,250	1,040
Johnson Controls International
4.950%, 07/02/2064	225	285
Kansas City Southern
4.200%, 11/15/2069	453	496
Lockheed Martin
4.700%, 05/15/2046	1,761	2,250
4.070%, 12/15/2042	563	659
3.600%, 03/01/2035	1,085	1,226
Norfolk Southern
5.100%, 08/01/2118	910	1,132
4.800%, 08/15/2043	528	615
4.100%, 05/15/2121	362	374
4.050%, 08/15/2052	664	754
3.942%, 11/01/2047	646	707
3.155%, 05/15/2055	934	897
Northrop Grumman
4.750%, 06/01/2043	1,275	1,586
4.030%, 10/15/2047	645	736
3.850%, 04/15/2045	1,100	1,222
Northwest Airlines, Pass-Through Trust, Ser 2001-1, CI A1
7.041%, 04/01/2022	154	157
Parker-Hannifin
4.000%, 06/14/2049	450	508
Parker-Hannifin MTN
4.450%, 11/21/2044	405	483
Raytheon Technologies
5.700%, 04/15/2040	1,820	2,431
4.500%, 06/01/2042	2,330	2,795
4.350%, 04/15/2047	900	1,060
3.750%, 11/01/2046	49	53
Snap-on
3.100%, 05/01/2050	571	581
Trane Technologies Global Holding
4.300%, 02/21/2048	380	438
TTX
4.600%, 02/01/2049 (A)	844	1,041
Union Pacific
3.839%, 03/20/2060	2,495	2,677
3.799%, 10/01/2051	375	408
3.799%, 04/06/2071 (A)	567	587
3.750%, 02/05/2070	110	114
3.250%, 02/05/2050	1,871	1,868
2.973%, 09/16/2062 (A)	853	770
Union Pacific MTN
3.550%, 08/15/2039	620	668

240	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
United Airlines Pass-Through Trust, Ser 2019-1,CI AA
4.150%, 08/25/2031	$417	$450
United Parcel Service
3.750%, 11/15/2047	595	669
US Airways, Pass-Through Trust, Ser 2010-1, CI A
6.250%, 04/22/2023	709	722
Verisk Analytics
3.625%, 05/15/2050	980	999
Waste Management
3.900%, 03/01/2035	360	413
2.950%, 06/01/2041	960	957
WW Grainger
4.600%, 06/15/2045	340	423
4.200%, 05/15/2047	797	936

		89,687

Information Technology — 4.0%
Activision Blizzard
4.500%, 06/15/2047	295	353
Apple
4.650%, 02/23/2046	1,539	1,961
4.500%, 02/23/2036	730	906
4.450%, 05/06/2044	560	690
4.375%, 05/13/2045	2,515	3,074
3.850%, 05/04/2043	160	182
3.750%, 09/12/2047	250	282
3.450%, 02/09/2045	1,115	1,196
2.950%, 09/11/2049	390	386
2.650%, 02/08/2051	2,695	2,517
2.550%, 08/20/2060	925	811
2.375%, 02/08/2041	1,215	1,135
Applied Materials
4.350%, 04/01/2047	461	565
Broadcom
3.750%, 02/15/2051 (A)	760	740
3.500%, 02/15/2041 (A)	248	240
Cisco Systems
5.900%, 02/15/2039	751	1,071
Corning
5.850%, 11/15/2068	159	221
5.450%, 11/15/2079	800	1,031
Deutsche Telekom
3.625%, 01/21/2050 (A)	685	696
Fiserv
4.400%, 07/01/2049	475	550
Intel
4.750%, 03/25/2050	1,115	1,420
3.734%, 12/08/2047	1,615	1,760
3.250%, 11/15/2049	685	696

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Juniper Networks
5.950%, 03/15/2041	$575	$739
KLA
5.000%, 03/15/2049	527	677
Lam Research
2.875%, 06/15/2050	557	534
Mastercard
3.850%, 03/26/2050	1,505	1,730
3.650%, 06/01/2049	285	317
Microsoft
3.450%, 08/08/2036	183	204
3.041%, 03/17/2062	1,572	1,580
2.921%, 03/17/2052	4,778	4,794
2.675%, 06/01/2060	850	792
NVIDIA
3.500%, 04/01/2040	710	775
3.500%, 04/01/2050	747	803
Oracle
4.375%, 05/15/2055	1,075	1,184
4.300%, 07/08/2034	925	1,056
4.125%, 05/15/2045	1,180	1,260
4.000%, 07/15/2046	1,535	1,604
4.000%, 11/15/2047	590	618
3.950%, 03/25/2051	2,605	2,707
3.800%, 11/15/2037	2,170	2,317
3.650%, 03/25/2041	365	372
3.600%, 04/01/2040	1,070	1,092
3.600%, 04/01/2050	1,365	1,347
PayPal Holdings
3.250%, 06/01/2050	365	371
Texas Instruments
4.150%, 05/15/2048	367	447
Visa
4.300%, 12/14/2045	955	1,173
4.150%, 12/14/2035	310	372
2.700%, 04/15/2040	230	229

		51,577

Materials — 1.1%
Barrick Gold
5.250%, 04/01/2042	135	172
BHP Billiton Finance USA
5.000%, 09/30/2043	655	866
Dow Chemical
3.600%, 11/15/2050	1,190	1,213
DuPont de Nemours
5.419%, 11/15/2048	570	759
5.319%, 11/15/2038	985	1,262
FMC
4.500%, 10/01/2049	605	708
Glencore Finance Canada
6.000%, 11/15/2041 (A)	1,026	1,319

SEI Institutional Investments Trust / Annual Report / May 31, 2021	241

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
International Flavors & Fragrances
5.000%, 09/26/2048	$1,175	$1,447
3.468%, 12/01/2050 (A)	1,745	1,735
3.268%, 11/15/2040 (A)	355	353
International Paper
5.150%, 05/15/2046	390	499
LYB International Finance III LLC
4.200%, 10/15/2049	970	1,065
4.200%, 05/01/2050	255	278
3.625%, 04/01/2051	205	206
Newmont Goldcorp
6.250%, 10/01/2039	1,025	1,438
5.875%, 04/01/2035	210	279
WRKCo
4.200%, 06/01/2032	470	537

		14,136

Real Estate — 1.7%
Agree
2.900%, 10/01/2030	575	593
2.600%, 06/15/2033	315	311
American Campus Communities Operating Partnership
2.850%, 02/01/2030	315	319
American Tower
3.100%, 06/15/2050	190	177
AvalonBay Communities MTN
4.350%, 04/15/2048	80	96
Boston Properties
2.900%, 03/15/2030	325	331
CyrusOne
3.450%, 11/15/2029	1,920	2,007
Equinix
2.950%, 09/15/2051	825	754
GLP Capital LP / GLP Financing II
5.300%, 01/15/2029	965	1,112
4.000%, 01/15/2031	600	636
Healthpeak Properties
6.750%, 02/01/2041	180	258
Hudson Pacific Properties
4.650%, 04/01/2029	390	443
3.250%, 01/15/2030	355	369
National Retail Properties
4.800%, 10/15/2048	335	401
Regency Centers
4.650%, 03/15/2049	705	811
4.400%, 02/01/2047	330	366
Simon Property Group LP
6.750%, 02/01/2040	634	909
4.750%, 03/15/2042	50	60
4.250%, 11/30/2046	95	106
3.800%, 07/15/2050	1,445	1,524

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.250%, 09/13/2049	$710	$677
2.200%, 02/01/2031	885	859
Spirit Realty
3.400%, 01/15/2030	615	646
3.200%, 02/15/2031	1,140	1,161
2.700%, 02/15/2032	280	272
Ventas Realty
5.700%, 09/30/2043	2,345	2,986
VEREIT Operating Partnership
2.850%, 12/15/2032	235	240
Welltower
5.125%, 03/15/2043	2,499	2,990
4.950%, 09/01/2048	494	600
WP Carey
2.250%, 04/01/2033	210	198

		22,212

Utilities — 9.5%
AEP Transmission LLC
3.800%, 06/15/2049	450	496
3.650%, 04/01/2050	600	649
AES
2.450%, 01/15/2031 (A)	475	461
Alabama Power
4.300%, 07/15/2048	745	892
4.150%, 08/15/2044	1,045	1,221
3.700%, 12/01/2047	1,061	1,162
American Water Capital
4.150%, 06/01/2049	545	625
3.750%, 09/01/2047	200	217
3.450%, 05/01/2050	1,530	1,584
Appalachian Power
4.500%, 03/01/2049	555	656
4.450%, 06/01/2045	650	755
Arizona Public Service
4.250%, 03/01/2049	170	198
3.350%, 05/15/2050	400	410
Baltimore Gas & Electric
5.200%, 06/15/2033	1,323	1,594
2.900%, 06/15/2050	465	442
Berkshire Hathaway Energy
6.125%, 04/01/2036	5,241	7,153
Black Hills
4.350%, 05/01/2033	550	629
4.200%, 09/15/2046	500	539
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	710	798
CenterPoint Energy Houston Electric LLC
2.900%, 07/01/2050	375	361
CenterPoint Energy Resources
6.250%, 02/01/2037	791	993

242	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cleco Power
6.000%, 12/01/2040	$750	$972
CMS Energy
4.875%, 03/01/2044	1,252	1,502
Commonwealth Edison
4.350%, 11/15/2045	1,530	1,823
4.000%, 03/01/2048	305	349
3.700%, 03/01/2045	600	659
3.200%, 11/15/2049	500	506
3.125%, 03/15/2051	1,945	1,948
Connecticut Light & Power
4.000%, 04/01/2048	555	647
Consolidated Edison of New York
6.750%, 04/01/2038	525	761
6.300%, 08/15/2037	865	1,188
4.500%, 05/15/2058	750	880
4.450%, 03/15/2044	245	285
3.950%, 04/01/2050	505	555
3.850%, 06/15/2046	500	539
3.700%, 11/15/2059	600	618
Consumers Energy
3.100%, 08/15/2050	460	462
2.500%, 05/01/2060	240	206
Domini on Energy
5.250%, 08/01/2033	2,830	3,504
4.900%, 08/01/2041	1,785	2,196
3.300%, 04/15/2041	580	584
DTE Electric
4.050%, 05/15/2048	480	559
Duke Energy Carolinas LLC
6.100%, 06/01/2037	1,210	1,662
6.000%, 01/15/2038	614	858
5.300%, 02/15/2040	1,880	2,481
4.250%, 12/15/2041	1,250	1,469
3. 200%, 08/15/2049	210	213
Duke Energy Florida LLC
6.350%, 09/15/2037	505	728
1.750%, 06/15/2030	680	658
Duke Energy Indiana LLC
6.350%, 08/15/2038	350	503
4.900%, 07/15/2043	835	1,033
3.750%, 05/15/2046	845	917
Duke Energy Ohio
2.125%, 06/01/2030	355	352
Duke Energy Progress LLC
4.375%, 03/30/2044	2,345	2,791
Duquesne Light Holdings
5. 900%, 12/01/2021 (A)	750	769
Electricite de France
6.000%, 01/22/2114 (A)	486	665
5.000%, 09/21/2048 (A)	335	425

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	$2,007	$2,597
Entergy
3.750%, 06/15/2050	739	775
Entergy Louisiana LLC
4.200%, 04/01/2050	885	1,042
Entergy Texas
3.550%, 09/30/2049	530	541
Evergy Missouri West
8.270%, 11/15/2021	2,600	2,685
Exelon
4.950%, 06/15/2035	1,330	1,609
Exelon Generation LLC
6.250%, 10/01/2039	621	737
5.600%, 06/15/2042	1,140	1,294
Florida Power & Light
5.960%, 04/01/2039	980	1,380
5.690%, 03/01/2040	1,201	1,659
5.400%, 09/01/2035	2,315	3,068
3.990%, 03/01/2049	360	423
Georgia Power
4.300%, 03/15/2042	700	805
3.700%, 01/30/2050	1,780	1,884
Indianapolis Power & Light
6.050%, 10/01/2036 (A)	1,206	1,603
Jersey Central Power & Light
6.400%, 05/15/2036	1,425	1,804
KeySpan Gas East
5.819%, 04/01/2041 (A)	1,185	1,575
Massachusetts Electric
5.900%, 11/15/2039 (A)	476	644
MidAmerican Energy
4.800%, 09/15/2043	725	916
4.400%, 10/15/2044	1,350	1,618
4.250%, 05/01/2046	565	673
MidAmerican Energy MTN
5.800%, 10/15/2036	475	642
Narragansett Electric
4.170%, 12/10/2042 (A)	1,320	1,440
NiSource
5.950%, 06/15/2041	417	561
Northern States Power
5.350%, 11/01/2039	2,095	2,765
3.600%, 09/15/2047	400	436
3.400%, 08/15/2042	545	586
3.200%, 04/01/2052	220	226
NSTAR Electric
4.400%, 03/01/2044	755	910
Oglethorpe Power
5.250%, 09/01/2050	1,176	1,431
5.050%, 10/01/2048	1,080	1,319

SEI Institutional Investments Trust / Annual Report / May 31, 2021	243

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Oncor Electric Delivery LLC
5.350%, 10/01/2052 (A)	$700	$970
5.300%, 06/01/2042	405	542
5.250%, 09/30/2040	1,200	1,589
Pacific Gas and Electric
4.200%, 06/01/2041	305	294
3.500%, 08/01/2050	95	82
3.300%, 08/01/2040	235	206
2.500%, 02/01/2031	375	346
PacifiCorp
6.000%, 01/15/2039	620	860
PECO Energy
3.900%, 03/01/2048	1,375	1,577
Piedmont Natural Gas
4.650%, 08/01/2043	330	395
PPL Electric Utilities
4.150%, 06/15/2048	455	536
4.125%, 06/15/2044	870	1,008
Public Service Electric & Gas MTN
4.050%, 05/01/2048	255	300
Public Service of Colorado
6.500%, 08/01/2038	550	808
6.250%, 09/01/2037	800	1,139
4.050%, 09/15/2049	153	179
Puget Sound Energy
4.223%, 06/15/2048	880	1,041
San Diego Gas & Electric
3.320%, 04/15/2050	597	609
Sempra Energy
6.000%, 10/15/2039	865	1,179
3.800%, 02/01/2038	785	857
Southern California Edison
6.050%, 03/15/2039	665	865
3.900%, 03/15/2043	245	251
3.650%, 02/01/2050	135	132
Southern California Gas
3.750%, 09/15/2042	730	799
Southern Gas Capital
5.875%, 03/15/2041	1,008	1,373
4.400%, 06/01/2043	395	453
Southwestern Electric Power
6.200%, 03/15/2040	1,610	2,200
Southwestern Public Service
4.400%, 11/15/2048	550	660
Tampa Electric
4.300%, 06/15/2048	1,145	1,355
Tucson Electric Power
3.250%, 05/01/2051	960	951
Virginia Electric & Power
4.600%, 12/01/2048	600	746
4.450%, 02/15/2044	750	902
2.450%, 12/15/2050	315	277

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wisconsin Public Service
3.300%, 09/01/2049	$175	$180

		123,411

Total Corporate Obligations (Cost $785,263) ($ Thousands)		876,076

U.S. TREASURY OBLIGATIONS — 26.1%
U.S. Treasury Bills
0.016%, 07/01/2021 (B)	5,920	5,920
U.S. Treasury Bonds
3.750%, 08/15/2041	2,080	2,629
3.750%, 11/15/2043	2,645	3,371
3.625%, 08/15/2043	2,302	2,878
3.625%, 02/15/2044	8,996	11,278
3.125%, 11/15/2041	2,730	3,162
3.125%, 02/15/2043	3,300	3,826
3.125%, 08/15/2044	4,905	5,701
3.000%, 11/15/2044 (F)	9,635	10,970
3.000%, 05/15/2045	7,500	8,547
3.000%, 05/15/2047	3,805	4,359
2.875%, 11/15/2046	4,545	5,085
2.750%, 08/15/2042	3,880	4,244
2.750%, 11/15/2047	5,695	6,234
2.500%, 05/15/2046	7,505	7,835
2.375%, 05/15/2051	25,475	26,044
2.250%, 05/15/2041	28,335	28,614
1.875%, 02/15/2041	21,093	20,019
1.875%, 02/15/2051	78,062	71,183
1.625%, 11/15/2050	7,220	6,188
1.375%, 11/15/2040	150	130
1.375%, 08/15/2050	28,873	23,187
1.250%, 05/15/2050	22,740	17,678
1.125%, 05/15/2040	14,126	11,802
1.125%, 08/15/2040	15,763	13,118
U.S. Treasury Inflation-Protected Securities
1.000%, 02/15/2049	1,559	2,018
U.S. Treasury Notes
1.625%, 05/15/2031	2,145	2,151
1.250%, 04/30/2028	1,125	1,125
1.250%, 05/31/2028	11,055	11,048
1.125%, 02/15/2031	6,556	6,282
0.625%, 08/15/2030	7,113	6,549
U.S. Treasury STRIPS
3.232%, 08/15/2043 (B)	9,912	5,956

Total U.S. Treasury Obligations (Cost $340,276) ($ Thousands)		339,131

244	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 3.8%
California — 2.0%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	$600	$952
California State, Build America Project, GO
7.500%, 04/01/2034	3,425	5,375
7.350%, 11/01/2039	1,645	2,573
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	590	984
Los Angeles, Department of Airports, RB
6.582%, 05/15/2039	275	361
Los Angeles, Department of Water & Power, Build America Project, RB
6.008%, 07/01/2039	3,000	4,030
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	1,360	1,941
Riverside County, Pension Obligation, RB
3.818%, 02/15/2038	345	370
San Francisco, Public Utilities Commission, Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	3,805	5,244
University of California Regents, Ser H, RB
6.548%, 05/15/2048	1,430	2,148
University of California Regents, Ser N, RB Callable 11/15/2059 @ 100
3.256%, 05/15/2060	795	818
University of California, Ser AD, RB
4.858%, 05/15/2112	825	1,100
University of California, Ser AP, RB
3.931%, 05/15/2045	475	528

		26,424

District of Columbia — 0.1%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	1,505	2,019

Florida — 0.1%
Gainesville, Build America Project, RB
6.024%, 10/01/2040	650	920

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
6.637%, 04/01/2057	612	897

Illinois — 0.2%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	1,480	2,041

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, Finance Authority, RB Pre-Refunded @ 100
4.000%, 06/01/2022 (C)	$445	$462

		2,503

Maryland — 0.0%
Baltimore, Revenue Authority, Water Project, Ser B, RB Callable 07/01/2030 @ 100
2.814%, 07/01/2040	370	373

Michigan — 0.2%
Michigan State University, Build America Project, RB Callable 02/15/2030 @ 100
6.173%, 02/15/2050	2,000	2,490

Missouri — 0.1%
Missouri State, Joint Municipal Electric Utility Commission, Build America Project, Ser A, RB
6.890%, 01/01/2042	600	869

New Jersey — 0.0%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	60	97

New York — 0.6%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	950	1,201
New York City, Municipal Water Finance Authority, Build America Project, RB
5.440%, 06/15/2043	570	813
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	885	1,150
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Build America Project, RB
5.508%, 08/01/2037	1,000	1,314
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	1,215	1,296
New York State, Urban Development, RB
5.770%, 03/15/2039	1,470	1,817

		7,591

Ohio — 0.0%
JobsOhio Beverage System, Ser A, RB
2.833%, 01/01/2038	325	337

SEI Institutional Investments Trust / Annual Report / May 31, 2021	245

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas — 0.4%
Grand Parkway, Transportation Corp, Ser E, RB
5.184%,10/01/2042	$930	$1,250
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	490	786
North Texas, Tollway Authority, RB Callable 01/01/2029 @ 100
3.029%, 01/01/2040	735	748
Texas State, Private Activity Bond Surface Transportation, RB
3.922%,12/31/2049	355	381
Texas State, Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030	645	795
University of Texas, Build America Bonds, RB
5.262%, 07/01/2039	575	789

		4,749

Total Municipal Bonds (Cost $40,714) ($ Thousands)		49,269

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.2%
FNMA, PO MTN
0.000%, 05/15/2030 (B)	8,380	7,154
Resolution Funding Principal STRIP
4.256%, 04/15/2030 (B)	17,770	15,175
Tennessee Valley Authority
5.250%, 09/15/2039	2,290	3,192
Tennessee Valley Authority, PO
0.000%, 01/15/2038 (B)	3,700	2,370

Total U.S. Government Agency Obligations (Cost $22,723) ($ Thousands)		27,891

SOVEREIGN DEBT — 1.1%
Chile Government International Bond
3.500%, 01/25/2050	890	898
Colombia Government International Bond
5.625%, 02/26/2044	485	536
3.000%, 01/30/2030	292	282
Indonesia Government International Bond
3.700%,10/30/2049	985	1,007
Israel Government AID Bond
5.500%, 09/18/2033	1,400	1,944

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Israel Government International Bond
3.875%, 07/03/2050	$235	$264
3.375%, 01/15/2050	955	991
Mexico Government International Bond
5.750%, 10/12/2110	374	438
5.000%, 04/27/2051	940	1,051
4.750%, 04/27/2032	390	444
4.500%, 01/31/2050	1,940	2,032
4.280%, 08/14/2041	379	394
3.250%, 04/16/2030	460	475
Minera Mexico
4.500%, 01/26/2050 (A)	435	471
Panama Government International Bond
4.500%, 04/16/2050	45	50
4.500%, 04/01/2056	183	203
4.300%, 04/29/2053	90	97
3.870%, 07/23/2060	420	422
Peruvian Government International Bond
3.550%, 03/10/2051	1,180	1,153
Philippine Government International Bond
2.950%, 05/05/2045	250	238
Republic of Italy Government International Bond
3.875%, 05/06/2051	435	446
Uruguay Government International Bond
5.100%, 06/18/2050	410	519

Total Sovereign Debt (Cost $13,445) ($ Thousands)		14,355

MORTGAGE-BACKED SECURITIES — 0.8%

Agency Mortgage-Backed Obligations — 0.8%
FHLMC REMIC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	70	80
FHLMC REMIC CMO, Ser 2004-2748, Cl ZT
5.500%, 02/15/2024	274	285
FHLMC REMIC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	4,863	5,342
FNMA CMO, Ser 2004-12, CI ZX
6.000%, 03/25/2034	1,066	1,253
FNMA CMO, Ser 2004-80, CI XZ
5.000%, 11/25/2034	708	826
FNMA REMIC CMO, Ser 2007-68, CI SC, IO
6.608%, VAR LIBOR USD 1 Month+6.700%, 07/25/2037	16	3
GNMA ARM
2.875%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 06/20/2032	30	32
GNMA CMO, Ser 2009-8, CI PS, lO
6.199%, VAR ICE LIBOR USD 1 Month+6.300%, 08/16/2038	31	3

246	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-4, CI NS, IO
6.289%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	$57	$11
GNMA CMO, Ser 2011-70, CI BO, PO
0.000%, 05/20/2041 (B)	2,339	1,987

		9,822

Non-Agency Mortgage-Backed Obligations — 0.0%
Citicorp Residential Mortgage Trust, Ser 2007-1, CI A5
5,119%, 03/25/2037	131	134
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
0.518%, VAR ICE LIBOR USD 1 Month+0.420%, 03/19/2045	44	45
Harborview Mortgage Loan Trust, Ser 2004-8, CI 2A4A
0.898%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2034	83	80
Indymac Index Mortgage Loan Trust, Ser 2004-AR12, CI A1
0.872%, VAR ICE LIBOR USD 1 Month+0.780%, 12/25/2034	63	54
Indymac Index Mortgage Loan Trust, Ser 2004-AR5, CI 2A1B
0.892%, VAR ICE LIBOR USD 1 Month+0.800%, 08/25/2034	30	29
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, CI A2
0.952%, VAR ICE LIBOR USD 1 Month+0.860%, 09/25/2034	12	11

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
RAMP Trust, Ser 2004-SL1, CI A7
7.000%, 11/25/2031	$8	$8
Residential Asset Securitization Trust, Ser 2004-IP2, CI 2A1
2.916%, 12/25/2034 (D)	15	15
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, CI 2A21
0.752%, VAR ICE LIBOR USD 1 Month+0.660%, 01/25/2045	47	47

		423

Total Mortgage-Backed Securities (Cost $7,158) ($ Thousands)		10,245

	Shares

CASH EQUIVALENT — 5.6%
SEI Daily Income Trust, Government Fund, CIF
0.010%**†	72,878,929	72,879

Total Cash Equivalent (Cost $72,879) ($ Thousands)		72,879

Total Investments in Securities — 107.1% (Cost $1,282,458) ($ Thousands)		$1,389,846

	Contracts

PURCHASED SWAPTION** — 0.0%
Total Purchased Swaption (E) (Cost $47) ($ Thousands)	1,500,000	$77

A list of the open OTC swaption contracts held by the Fund at May 31, 2021, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTION — 0.0%

Put Swaptions
Swaption 3Y30Y*	Bank of America Merill Lynch	1,500,000	$2.75	01/20/2024	$77

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 10-Year Treasury Note	419	Sep-2021	$55,197	$55,282	$85
U.S. Ultra Long Treasury Bond	327	Sep-2021	60,469	60,577	108

			115,666	115,859	193

Short Contracts
U.S. 5-Year Treasury Note	(93)	Oct-2021	$(11,518)	$(11,518)	$–
U.S. Long Treasury Bond	(249)	Sep-2021	(38,869)	(38,976)	(107)
Ultra 10-Year U.S. Treasury Note	(202)	Sep-2021	(29,247)	(29,281)	(34)

			(79,634)	(79,775)	(141)

			$36,032	$36,084	$52

SEI Institutional Investments Trust / Annual Report / May 31, 2021	247

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Fund (Concluded)

Percentages are based on Net Assets of $1,297,932 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $92,702 ($ Thousands), representing 7.1% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	Refer to table below for details on Swaption Contracts.

(F)	Security, or a portion thereof, has been pledged as collateral on open future agreements.

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

S&P — Standard & Poor’s

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	876,076	–	876,076
U.S. Treasury Obligations	–	339,131	–	339,131
Municipal Bonds	–	49,269	–	49,269
U.S. Government Agency Obligations	–	27,891	–	27,891
Sovereign Debt	–	14,355	–	14,355
Mortgage-Backed Securities	–	10,245	–	10,245
Cash Equivalent	72,879	–	–	72,879

Total Investments in Securities	72,879	1,316,967	–	1,389,846

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Swaptions	–	77	–	77
Futures Contracts*
Unrealized Appreciation	193	–	–	193
Unrealized Depreciation	(141)	–	–	(141)

Total Other Financial Instruments	52	77	–	129

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$9,303	$625,402	$(561,826)	$ —	$ -	$72,879	72,878,929	$3	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

248	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 85.6%

Communication Services — 7.2%
Alphabet
2.250%, 08/15/2060	$9,240	$7,754
1.900%, 08/15/2040	1,685	1,489
America Movil
6.125%, 03/30/2040	5,595	7,757
AT&T
6.350%, 03/15/2040	50	66
5.350%, 09/01/2040	3,100	3,882
4.650%, 06/01/2044	375	426
4.300%, 12/15/2042	500	551
3.800%,12/01/2057 (A)	3,689	3,646
3.500%, 06/01/2041	2,180	2,199
3.500%, 09/15/2053 (A)	9,997	9,509
Charter Communications Operating LLC / Charter Communications Operating Capital
6.834%, 10/23/2055	580	821
6.484%, 10/23/2045	535	706
5.375%, 05/01/2047	425	497
4.800%, 03/01/2050	700	770
Comcast
6.950%, 08/15/2037	1,430	2,136
6.550%, 07/01/2039	305	448
6.500%, 11/15/2035	2,096	2,985
6.400%, 05/15/2038	2,237	3,230
6.400%, 03/01/2040	735	1,071
5.650%, 06/15/2035	4,700	6,273
4.950%, 10/15/2058	13,472	17,845
4.700%, 10/15/2048	9,375	11,650
4.650%, 07/15/2042	4,347	5,311
4.600%, 10/15/2038	2,980	3,602
4.600%, 08/15/2045	7,490	9,117
4.500%, 01/15/2043	12,715	15,245

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 01/15/2033	$5,230	$6,112
4.200%, 08/15/2034	14,460	16,835
4.049%, 11/01/2052	16,315	18,641
4.000%, 03/01/2048	1,330	1,497
3.999%, 11/01/2049	1,109	1,253
3.969%, 11/01/2047	6,165	6,926
3.900%, 03/01/2038	6,655	7,471
3.400%, 04/01/2030	1,015	1,107
3.400%, 07/15/2046	9,314	9,645
3.250%, 11/01/2039	330	341
2.800%, 01/15/2051	2,385	2,199
2.650%, 08/15/2062	2,480	2,156
Cox Communications
4.800%, 02/01/2035 (A)	1,400	1,658
4.700%, 12/15/2042 (A)	880	1,041
Level 3 Financing
3.875%, 11/15/2029 (A)	535	568
NBCUniversal Media LLC
6.400%, 04/30/2040	1,785	2,603
5.950%, 04/01/2041	3,575	5,042
4.450%, 01/15/2043	3,225	3,859
NTT Finance
1.591%, 04/03/2028 (A)	3,460	3,419
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	1,550	1,784
Tencent Holdings MTN
3.840%, 04/22/2051 (A)	1,770	1,811
3.595%, 01/19/2028 (A)	1,455	1,571
3.240%, 06/03/2050 (A)	1,180	1,083
Time Warner Cable LLC
7.300%, 07/01/2038	971	1,377
5.500%, 09/01/2041	725	874
4.500%, 09/15/2042	500	540
Time Warner Entertainment
8.375%, 07/15/2033	1,709	2,552
T-Mobile USA
3.300%, 02/15/2051	2,635	2,479
TWDC Enterprises 18
4.125%, 12/01/2041	2,030	2,351
TWDC Enterprises 18 MTN
4.125%, 06/01/2044	2,104	2,435
Verizon Communications
5.250%, 03/16/2037	2,350	2,998
5.012%, 04/15/2049	77	98
4.862%, 08/21/2046	1,130	1,404
4.522%, 09/15/2048	1,985	2,352
4.272%, 01/15/2036	2,700	3,127
3.850%, 11/01/2042	540	590
3.700%, 03/22/2061	1,045	1,057
3.550%, 03/22/2051	7,430	7,553
3.400%, 03/22/2041	2,545	2,593
2.987%, 10/30/2056	2,959	2,643

SEI Institutional Investments Trust / Annual Report / May 31, 2021	249

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.650%, 11/20/2040	$2,865	$2,645
ViacomCBS
5.900%, 10/15/2040	40	51
5.850%, 09/01/2043	1,245	1,609
4.850%, 12/15/2034	300	339
4.600%, 01/15/2045	650	732
4.375%, 03/15/2043	2,019	2,200
Vodafone Group
4.875%, 06/19/2049	1,960	2,365
Walt Disney
6.650%, 11/15/2037	990	1,449
6.400%, 12/15/2035	1,743	2,492
4.750%, 09/15/2044	175	220
4.700%, 03/23/2050	7,223	9,082
4.625%, 03/23/2040	295	362
3.800%, 05/13/2060	700	769
3.600%, 01/13/2051	16,604	17,823
3.500%, 05/13/2040	2,255	2,411
2.750%, 09/01/2049	31,301	29,152

		328,332

Consumer Discretionary — 4.6%
7-Eleven
2.500%, 02/10/2041 (A)	1,085	978
Alibaba Group Holding
4.400%, 12/06/2057	2,550	2,925
4.200%, 12/06/2047	2,612	2,917
4.000%, 12/06/2037	1,583	1,735
3.150%, 02/09/2051	3,215	3,056
Alimentation Couche-Tard
4.500%,07/26/2047 (A)	900	1,026
3.800%, 01/25/2050 (A)	1,495	1,538
Amazon.com
4.250%, 08/22/2057	1,895	2,287
4.050%, 08/22/2047	11,010	12,803
3.875%, 08/22/2037	5,074	5,844
3.250%, 05/12/2061	8,510	8,559
3.100%, 05/12/2051	9,685	9,694
2.875%, 05/12/2041	2,415	2,406
2.700%, 06/03/2060	6,050	5,403
2.500%, 06/03/2050	9,469	8,517
BMW US Capital LLC
4.150%, 04/09/2030 (A)	1,300	1,500
2.550%, 04/01/2031 (A)	1,735	1,779
Boston University
4.061%, 10/01/2048	1,800	2,151
Brown University
2.924%, 09/01/2050	2,198	2,259
California Institute of Technology
4.321%, 08/01/2045	650	814
Emory University
2.969%, 09/01/2050	1,660	1,654

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Georgetown University
5.215%, 10/01/2118	$2,318	$3,245
4.315%, 04/01/2049	2,350	2,879
2.943%, 04/01/2050	540	517
Grupo Televisa
6.625%, 01/15/2040	20	27
Home Depot
5.950%, 04/01/2041	1,980	2,818
4.500%, 12/06/2048	7,375	9,194
4.400%, 03/15/2045	7,360	9,023
4.250%, 04/01/2046	11,412	13,640
4.200%, 04/01/2043	3,605	4,273
3.900%, 06/15/2047	15,283	17,355
3.350%, 04/15/2050	2,020	2,129
3.300%, 04/15/2040	1,480	1,560
3.125%, 12/15/2049	910	921
2.700%, 04/15/2030	2,100	2,213
2.375%, 03/15/2051	6,444	5,684
Johns Hopkins University
4.083%, 07/01/2053	2,000	2,451
2.813%, 01/01/2060	2,290	2,212
Lowe’s
4.050%, 05/03/2047	1,065	1,179
3.700%, 04/15/2046	2,791	2,967
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,670	5,986
2.294%, 07/01/2051	21	19
McDonald’s MTN
3.625%, 09/01/2049	640	673
NIKE
3.625%, 05/01/2043	1,685	1,883
3.375%, 03/27/2050	4,065	4,383
3.250%, 03/27/2040	1,410	1,493
Northwestern University
3.688%, 12/01/2038	2,070	2,304
Pomona College
2.888%, 01/01/2051	1,445	1,417
President & Fellows of Harvard College
3.619%, 10/01/2037	400	451
2.517%, 10/15/2050	1,820	1,743
Princeton University
5.700%, 03/01/2039	1,509	2,149
Starbucks
3.350%, 03/12/2050	900	895
TJX
1.600%, 05/15/2031	3,455	3,272
Tufts University
3.099%, 08/15/2051	2,667	2,685
University of Chicago
4.411%, 10/01/2044	715	776
4.003%, 10/01/2053	2,475	2,910
2.761%, 04/01/2045	4,620	4,598

250	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
University of Southern California
3.841%, 10/01/2047	$1,715	$2,016
3.028%, 10/01/2039	2,300	2,404
2.805%, 10/01/2050	925	912
XLIT
5.250%, 12/15/2043	2,405	3,189

		210,290

Consumer Staples — 4.9%
AItria Group
10.200%, 02/06/2039	2,501	4,222
9.950%, 11/10/2038	1,665	2,772
5.375%, 01/31/2044	2,860	3,314
4.500%, 05/02/2043	100	105
4.450%, 05/06/2050	1,085	1,108
4.250%, 08/09/2042	575	588
3.875%, 09/16/2046	1,490	1,422
3.400%, 02/04/2041	1,885	1,732
Anheuser-Busch lnBev Worldwide
8.200%, 01/15/2039	1,815	2,925
8.000%, 11/15/2039	3,076	4,896
4.900%, 02/01/2046	3,931	4,738
4.750%, 04/15/2058	615	720
4.700%, 02/01/2036	2,600	3,100
4.600%, 04/15/2048	220	255
4.600%, 06/01/2060	795	915
4.500%, 06/01/2050	490	564
3.750%, 07/15/2042	320	336
BAT Capital
4.540%, 08/15/2047	1,933	1,938
4.390%, 08/15/2037	11,320	11,757
3.984%, 09/25/2050	600	561
Cargill
1.700%, 02/02/2031 (A)	2,420	2,325
Coca-Cola
3.000%, 03/05/2051	6,965	6,884
2.600%, 06/01/2050	3,175	2,900
2.500%, 03/15/2051	5,370	4,800
2.000%, 03/05/2031	925	918
Coca-Cola Femsa
5.250%, 11/26/2043	3,070	3,978
Diageo Capital
5.875%, 09/30/2036	485	678
2.125%, 04/29/2032	685	674
Estee Lauder
3.125%, 12/01/2049	3,350	3,471
Fomento Economico Mexicano
3.500%, 01/16/2050	3,150	3,188
Hershey
3.125%, 11/15/2049	1,372	1,411
Hormel Foods
3.050%, 06/03/2051	8,930	8,905

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kimberly-Clark
5.300%, 03/01/2041	$555	$744
3.900%, 05/04/2047	3,275	3,825
2.875%, 02/07/2050	1,995	1,976
Kraft Heinz Foods
7.125%, 08/01/2039 (A)	1,160	1,642
6.750%, 03/15/2032	575	756
5.200%, 07/15/2045	400	473
4.875%, 10/01/2049	470	540
4.375%, 06/01/2046	970	1,042
Kroger
5.400%, 01/15/2049	2,371	3,097
3.950%, 01/15/2050	280	304
Mars
4.200%, 04/01/2059 (A)	1,485	1,772
4.125%, 04/01/2054 (A)	1,385	1,645
3.950%, 04/01/2049 (A)	5,490	6,312
3.875%, 04/01/2039 (A)	1,650	1,870
2.375%, 07/16/2040 (A)	2,000	1,834
Nestle Holdings
4.000%, 09/24/2048 (A)	1,560	1,848
3.900%, 09/24/2038 (A)	3,125	3,629
PepsiCo
4.250%, 10/22/2044	1,000	1,199
4.000%, 05/02/2047	4,823	5,573
3.625%, 03/19/2050	8,453	9,444
3.500%, 03/19/2040	1,275	1,420
3.450%, 10/06/2046	11,089	11,969
3.375%, 07/29/2049	1,745	1,851
3.000%, 08/25/2021	16	16
Philip Morris International
4.875%, 11/15/2043	2,830	3,443
4.500%, 03/20/2042	5,945	6,844
4.250%, 11/10/2044	701	791
4.125%, 03/04/2043	2,286	2,517
3.875%, 08/21/2042	2,545	2,708
Procter & Gamble
3.550%, 03/25/2040	1,395	1,585
Reynolds American
8.125%, 05/01/2040	2,390	3,406
5.850%, 08/15/2045	1,995	2,326
Walmart
4.050%, 06/29/2048	24,229	29,296
3.950%, 06/28/2038	3,920	4,579
3.625%, 12/15/2047	5,280	5,971
2.950%, 09/24/2049	5,304	5,376

		221,723

Energy — 5.4%
Baker Hughes LLC
4.080%, 12/15/2047	1,370	1,484

SEI Institutional Investments Trust / Annual Report / May 31, 2021	251

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BG Energy Capital
5.125%, 10/15/2041 (A)	$5,840	$7,495
BP Capital Markets America
3.379%, 02/08/2061	11,687	11,346
3.000%, 02/24/2050	3,030	2,816
2.939%, 06/04/2051	10,920	10,118
2.772%, 11/10/2050	2,815	2,520
Burlington Resources LLC
5.950%, 10/15/2036	395	539
Chevron
3.078%, 05/11/2050	1,590	1,584
Chevron USA
6.000%, 03/01/2041	670	961
5.250%, 11/15/2043	405	537
5.050%, 11/15/2044	4,600	5,982
4.200%, 10/15/2049	1,255	1,494
2.343%, 08/12/2050	2,035	1,754
Colonial Enterprises
3.250%, 05/15/2030 (A)	3,025	3,241
ConocoPhillips
6.950%, 04/15/2029	1,998	2,688
6.500%, 02/01/2039	12,108	17,575
5.900%, 05/15/2038	3,700	5,065
4.300%, 11/15/2044	4,900	5,733
Devon Energy
7.875%, 09/30/2031	1,315	1,796
Energy Transfer
8.250%, 11/15/2029	95	129
6.050%, 06/01/2041	2,225	2,690
Energy Transfer Operating
6.500%, 02/01/2042	150	188
6.250%, 04/15/2049	1,275	1,594
5.400%, 10/01/2047	1,902	2,159
5.300%, 04/15/2047	230	256
5.150%, 03/15/2045	290	319
5.000%, 05/15/2050	628	695
4.900%, 03/15/2035	82	92
Eni SpA
5.700%, 10/01/2040 (A)	2,285	2,859
EnLink Midstream Partners
5.050%, 04/01/2045	1,490	1,259
Enterprise Products Operating LLC
5.950%, 02/01/2041	1,092	1,457
EOG Resources
4.375%, 04/15/2030	1,465	1,707
3.900%, 04/01/2035	4,997	5,534
Equinor
5.100%, 08/17/2040	1,415	1,829
4.800%, 11/08/2043	2,284	2,890
3.700%, 04/06/2050	2,200	2,417
3.625%, 04/06/2040	3,475	3,854
3.250%, 11/18/2049	585	594

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.375%, 05/22/2030	$1,820	$1,854
Exxon Mobil
4.327%, 03/19/2050	2,824	3,347
4.227%, 03/19/2040	3,475	4,021
3.567%, 03/06/2045	5,455	5,712
3.452%, 04/15/2051	14,637	15,210
2.995%, 08/16/2039	2,346	2,343
Hess
6.000%, 01/15/2040	3,630	4,542
Kinder Morgan
5.300%, 12/01/2034	500	601
Marathon Petroleum
5.000%, 09/15/2054	1,030	1,170
Motiva Enterprises
6.850%, 01/15/2040 (A)	4,340	5,342
MPLX
4.500%, 04/15/2038	765	849
Northern Natural Gas
4.300%, 01/15/2049 (A)	1,530	1,757
Occidental Petroleum
4.300%, 08/15/2039	462	395
Petroleos Mexicanos
7.690%, 01/23/2050	2,785	2,674
6.950%, 01/28/2060	260	230
Saudi Arabian Oil
3.500%, 11/24/2070 (A)	1,130	1,057
3.250%, 11/24/2050 (A)	1,065	996
Saudi Arabian Oil MTN
4.375%, 04/16/2049 (A)	285	317
Shell International Finance BV
6.375%, 12/15/2038	6,221	9,079
4.550%, 08/12/2043	3,200	3,900
4.375%, 05/11/2045	5,300	6,327
4.000%, 05/10/2046	6,258	7,119
3.750%, 09/12/2046	11,391	12,582
3.625%, 08/21/2042	2,260	2,490
3.250%, 04/06/2050	3,002	3,065
Southern Natural Gas
7.350%, 02/15/2031	730	964
Suncor Energy
5.950%, 12/01/2034	3,570	4,593
Suncor Energy Ventures
6.000%, 04/01/2042 (A)	2,375	2,687
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	2,200	3,183
Total Capital International
3.386%, 06/29/2060	1,135	1,143
3.127%, 05/29/2050	12,975	12,593
2.986%, 06/29/2041	1,445	1,428
TransCanada Pipelines
7.250%, 08/15/2038	1,765	2,584
6.200%, 10/15/2037	525	696

252	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 03/01/2034	$1,965	$2,287
Williams
5.400%, 03/04/2044	1,000	1,204

		247,591

Financials — 20.2%
AIA Group
3.200%, 09/16/2040 (A)	4,615	4,580
AIA Group MTN
4.875%, 03/11/2044 (A)	3,372	4,297
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	5,490	7,712
Allstate
4.200%, 12/15/2046	515	612
American International Group
4.800%, 07/10/2045	250	301
4.750%, 04/01/2048	115	139
4.500%, 07/16/2044	2,245	2,619
4.375%, 06/30/2050	360	417
Apollo Management Holdings
5.000%, 03/15/2048 (A)	2,265	2,770
4.872%, 02/15/2029 (A)	1,485	1,724
Arthur J Gallagher
3.500%, 05/20/2051	880	895
Banco Santander
3.490%, 05/28/2030	605	647
Bank of America
7.750%, 05/14/2038	1,275	1,985
6.110%, 01/29/2037	1,395	1,891
6.000%, 10/15/2036	3,925	5,466
3.311%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/2042	9,527	9,770
2.687%, VAR United States Secured Overnight Financing Rate+1.320%, 04/22/2032	1,870	1,895
2.651%, VAR United States Secured Overnight Financing Rate+1.220%, 03/11/2032	1,530	1,545
Bank of America MTN
5.875%, 02/07/2042	12,247	17,087
5.000%, 01/21/2044	2,250	2,862
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	12,295	14,504
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038	8,456	9,870
4.083%, VAR ICE LIBOR USD 3 Month+3.150%, 03/20/2051	14,675	16,748
4.078%, VAR ICE LIBOR USD 3 Month+1.320%, 04/23/2040	10,780	12,320
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	15,980	17,882

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030	$585	$609
2.676%, VAR United States Secured Overnight Financing Rate+1.930%, 06/19/2041	12,740	12,062
Berkshire Hathaway
4.500%, 02/11/2043	2,645	3,304
Berkshire Hathaway Finance
5.750%, 01/15/2040	1,875	2,649
4.400%, 05/15/2042	2,250	2,744
4.300%, 05/15/2043	2,325	2,816
4.250%, 01/15/2049	3,640	4,345
4.200%, 08/15/2048	5,170	6,116
2.850%, 10/15/2050	7,931	7,586
2.500%, 01/15/2051	3,860	3,448
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	1,313	1,838
5.000%, 06/15/2044 (A)	3,050	3,912
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	3,818	4,831
Chubb INA Holdings
6.700%, 05/15/2036	4,870	7,214
4.350%, 11/03/2045	3,930	4,796
1.375%, 09/15/2030	6,175	5,792
Cincinnati Financial
6.920%, 05/15/2028	2,518	3,271
6.125%, 11/01/2034	3,553	4,779
Citigroup
8.125%, 07/15/2039	4,070	6,841
6.125%, 08/25/2036	690	935
5.316%, VAR United States Secured Overnight Financing Rate+4.548%, 03/26/2041	6,545	8,557
4.750%, 05/18/2046	800	975
4.650%, 07/30/2045	1,539	1,905
4.650%, 07/23/2048	12,928	16,167
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048	2,379	2,834
3.878%, VAR ICE LIBOR USD 3 Month+1.168%, 01/24/2039	700	779
2.976%, VAR United States Secured Overnight Financing Rate+1.422%, 11/05/2030	1,505	1,576
2.561%, VAR United States Secured Overnight Financing Rate+1.167%, 05/01/2032	4,080	4,093
Citigroup Capital Ill
7.625%, 12/01/2036	890	1,281
CME Group
4.150%, 06/15/2048	2,544	3,141
Commonwealth Bank of Australia
4.316%, 01/10/2048 (A)	2,536	2,898

SEI Institutional Investments Trust / Annual Report / May 31, 2021	253

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Suisse Group
3.091%, VAR United States Secured Overnight Financing Rate+1.730%, 05/14/2032 (A)	$1,495	$1,520
Deutsche Bank NY
3.035%, VAR United States Secured Overnight Financing Rate+1.718%, 05/28/2032	1,450	1,450
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	800	1,077
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (A)	3,890	4,992
Farmers Exchange Capital Ill
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (A)	940	1,158
Fifth Third Bancorp
8.250%, 03/01/2038	1,885	3,095
FMR
5.150%, 02/01/2043 (A)	260	335
Goldman Sachs Capital I
6.345%, 02/15/2034	4,645	6,383
Goldman Sachs Group
6.750%, 10/01/2037	3,818	5,445
6.450%, 05/01/2036	930	1,283
6.250%, 02/01/2041	8,168	11,751
4.750%, 10/21/2045	155	196
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	9,405	11,129
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	8,870	10,035
3.210%, VAR United States Secured Overnight Financing Rate+1.513%, 04/22/2042	6,175	6,255
1.992%, VAR United States Secured Overnight Financing Rate+1.090%, 01/27/2032	1,350	1,290
Goldman Sachs Group MTN
4.800%, 07/08/2044	9,558	11,996
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	3,480	4,265
3.700%, 01/22/2070 (A)	1,718	1,697
HSBC Bank PLC
7.650%, 05/01/2025	2,115	2,575
HSBC Bank USA
7.000%, 01/15/2039	7,580	11,468
HSBC Holdings
6.800%, 06/01/2038	6,819	9,616
6.500%, 09/15/2037	7,255	9,886
5.250%, 03/14/2044	8,430	10,616
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	2,195	2,441

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.804%, VAR United States Secured Overnight Financing Rate+1.187%, 05/24/2032	$1,660	$1,678
Intercontinental Exchange
4.250%, 09/21/2048	8,115	9,297
3.000%, 06/15/2050	2,510	2,370
JPMorgan Chase
8.750%, 09/01/2030	1,075	1,597
6.400%, 05/15/2038	11,502	16,647
5.600%, 07/15/2041	6,115	8,345
5.500%, 10/15/2040	9,505	12,690
5.400%, 01/06/2042	8,155	10,868
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	1,190	1,392
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	5,205	5,881
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	10,694	11,995
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	11,785	13,075
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	17,645	19,867
3.328%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/2052	11,723	11,897
3.157%, VAR United States Secured Overnight Financing Rate+1.460%, 04/22/2042	2,100	2,111
3.109%, VAR United States Secured Overnight Financing Rate+2.440%, 04/22/2051	9,500	9,328
2.739%, VAR United States Secured Overnight Financing Rate+1.510%, 10/15/2030	40	41
1.953%, VAR United States Secured Overnight Financing Rate+1.065%, 02/04/2032	2,130	2,036
1.764%, VAR United States Secured Overnight Financing Rate+1.105%, 11/19/2031	4,080	3,859
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	1,073	1,394
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	3,627	4,553
LSEGA Financing
3.200%, 04/06/2041 (A)	4,414	4,463
Marsh & McLennan
4.900%, 03/15/2049	3,692	4,836
4.200%, 03/01/2048	3,155	3,759
2.250%, 11/15/2030	4,210	4,220
Massachusetts Mutual Life Insurance
4.900%, 04/01/2077 (A)	3,380	4,133
3.729%, 10/15/2070 (A)	1,975	1,981

254	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 04/15/2050 (A)	$1,820	$1,818
MassMutual Global Funding II
1.550%, 10/09/2030 (A)	1,490	1,413
MetLife
5.875%, 02/06/2041	1,675	2,343
5.700%, 06/15/2035	9,789	13,271
4.875%, 11/13/2043	4,940	6,287
4.721%, 12/15/2044	4,560	5,726
Mitsubishi UFJ Financial Group
3.751%, 07/18/2039	2,831	3,140
Moody’s
4.875%, 12/17/2048	3,091	3,918
Morgan Stanley
4.457%, VAR ICE LIBOR USD 3 Month+1.431%, 04/22/2039	4,718	5,663
4.375%, 01/22/2047	700	844
3.217%, VAR United States Secured Overnight Financing Rate+1.485%, 04/22/2042	4,269	4,354
Morgan Stanley MTN
6.375%, 07/24/2042	6,335	9,365
5.597%, VAR United States Secured Overnight Financing Rate+4.840%, 03/24/2051	2,235	3,188
4.300%, 01/27/2045	14,980	17,764
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	7,820	8,954
2.802%, VAR United States Secured Overnight Financing Rate+1.430%, 01/25/2052	7,360	6,903
1.576%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/2023	1,485	1,510
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month+2.640%, 07/15/2054 (A)	595	622
National Rural Utilities Cooperative Finance
4.400%, 11/01/2048	2,775	3,404
4.300%, 03/15/2049	4,493	5,448
4.023%, 11/01/2032	527	611
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,260	2,123
4.350%, 04/30/2050 (A)	790	853
New York Life Insurance
6.750%, 11/15/2039 (A)	2,215	3,243
5.875%, 05/15/2033 (A)	4,447	5,756
3.750%, 05/15/2050 (A)	1,814	1,938
Northwestern Mutual Life Insurance
3.850%, 09/30/2047 (A)	1,738	1,885
3.625%, 09/30/2059 (A)	2,320	2,381
3.450%, 03/30/2051 (A)	2,000	2,050
Pacific Life Insurance
4.300%, VAR ICE LIBOR USD 3 Month+2.796%, 10/24/2067 (A)	1,450	1,605

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Pacific LifeCorp
3.350%, 09/15/2050 (A)	$4,930	$4,934
Prudential Financial
3.935%, 12/07/2049	3,990	4,473
3.905%, 12/07/2047	4,085	4,543
Prudential Financial MTN
5.700%, 12/14/2036	6,384	8,650
3.700%, 03/13/2051	445	480
Prudential Insurance of America
8.300%, 07/01/2025 (A)	1,000	1,263
Raymond James Financial
4.950%, 07/15/2046	915	1,160
3.750%, 04/01/2051	1,740	1,854
S&P Global
3.250%, 12/01/2049	6,301	6,485
Scentre Group Trust 1
4.375%, 05/28/2030 (A)	3,190	3,642
Scentre Group Trust 2
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.685%, 09/24/2080 (A)	2,120	2,237
4.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.379%, 09/24/2080 (A)	1,690	1,793
Securian Financial Group
4.800%, 04/15/2048 (A)	2,921	3,413
Societe Generale
3.625%, 03/01/2041 (A)	1,725	1,683
State Street
3.031%, VAR United States Secured Overnight Financing Rate+1.490%, 11/01/2034	4,615	4,837
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	4,581	5,412
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (A)	2,355	2,927
4.270%, 05/15/2047 (A)	4,013	4,608
3.300%, 05/15/2050 (A)	1,785	1,765
Travelers
5.350%, 11/01/2040	1,565	2,129
4.100%, 03/04/2049	4,853	5,781
4.050%, 03/07/2048	1,800	2,126
Travelers MTN
6.250%, 06/15/2037	1,205	1,738
Truist Bank
2.250%, 03/11/2030	685	681
UBS MTN
4.500%, 06/26/2048 (A)	2,895	3,650
Validus Holdings
8.875%, 01/26/2040	2,155	3,408
Wachovia
7.500%, 04/15/2035	440	639

SEI Institutional Investments Trust / Annual Report / May 31, 2021	255

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
WEA Finance LLC
4.625%, 09/20/2048 (A)	$2,000	$2,043
Wells Fargo
7.950%, 11/15/2029	695	949
6.600%, 01/15/2038	8,715	12,565
5.950%, 08/26/2036	4,720	6,315
5.950%, 12/15/2036	1,062	1,432
5.850%, 02/01/2037	14,523	19,398
5.606%, 01/15/2044	3,246	4,286
3.900%, 05/01/2045	7,974	9,024
3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/2041	3,325	3,323
Wells Fargo MTN
5.013%, VAR United States Secured Overnight Financing Rate+4.502%, 04/04/2051	19,543	25,845
4.900%, 11/17/2045	2,325	2,848
4.750%, 12/07/2046	7,781	9,468
4.650%, 11/04/2044	4,330	5,133
4.400%, 06/14/2046	6,440	7,469
4.150%, 01/24/2029	1,205	1,377
2.879%, VAR United States Secured Overnight Financing Rate+1.432%, 10/30/2030	3,715	3,892
2.572%, VAR United States Secured Overnight Financing Rate+1.262%, 02/11/2031	415	425
Western & Southern Life Insurance
3.750%, 04/28/2061 (A)	2,640	2,669
Westpac Banking
2.150%, 06/03/2031	1,455	1,452
Willis North America
3.875%, 09/15/2049	1,025	1,119

		916,622

Health Care — 11.4%
Abbott Laboratories
4.900%, 11/30/2046	5,568	7,359
AbbVie
4.875%, 11/14/2048	1,285	1,601
4.850%, 06/15/2044	625	767
4.450%, 05/14/2046	390	457
4.250%, 11/21/2049	1,300	1,496
4.050%, 11/21/2039	485	543
Advocate Health & Hospitals
4.272%, 08/15/2048	2,717	3,294
Aetna
4.125%, 11/15/2042	1,480	1,642
Alcon Finance
3.800%, 09/23/2049 (A)	550	581

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Allina Health System
4.805%, 11/15/2045	$1,666	$2,095
3.887%, 04/15/2049	2,554	2,883
Amgen
4.663%, 06/15/2051	829	1,024
3.375%, 02/21/2050	800	810
3.150%, 02/21/2040	410	415
2.770%, 09/01/2053	946	853
Anthem
4.650%, 01/15/2043	250	301
4.650%, 08/15/2044	900	1,086
4.375%, 12/01/2047	1,975	2,304
Ascension Health
4.847%, 11/15/2053	520	703
3.945%, 11/15/2046	2,276	2,668
3.106%, 11/15/2039	3,960	4,114
AstraZeneca
4.375%, 11/16/2045	2,084	2,498
3.000%, 05/28/2051	2,148	2,120
AstraZeneca Finance LLC
2.250%, 05/28/2031	6,290	6,301
Banner Health
2.913%, 01/01/2051	520	492
Baptist Health South Florida
4.342%, 11/15/2041	610	713
BayCare Health System
3.831%, 11/15/2050	1,000	1,146
Bayer US Finance II LLC
4.875%, 06/25/2048 (A)	235	282
4.700%, 07/15/2064 (A)	3,530	4,064
4.625%, 06/25/2038 (A)	645	746
4.400%, 07/15/2044 (A)	2,685	3,020
3.950%, 04/15/2045 (A)	2,680	2,792
Baylor Scott & White Holdings
4.185%, 11/15/2045	2,636	3,106
3.967%, 11/15/2046	120	140
2.650%, 11/15/2026	1,235	1,310
Becton Dickinson
3.794%, 05/20/2050	1,555	1,667
Bon Secours Mercy Health
3.205%, 06/01/2050	1,100	1,097
Bristol-Myers Squibb
5.000%, 08/15/2045	2,820	3,700
4.550%, 02/20/2048	2,103	2,634
4.500%, 03/01/2044	400	493
4.250%, 10/26/2049	18,329	21,998
2.550%, 11/13/2050	2,255	2,051
2.350%, 11/13/2040	545	508
Children’s Health Care
3.448%, 08/15/2049	815	847
Children’s Hospital Medical Center
2.820%, 11/15/2050	1,180	1,121

256	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Children’s Hospital of Philadelphia
2.704%, 07/01/2050	$2,120	$2,010
Cigna
4.900%, 12/15/2048	1,385	1,727
4.800%, 08/15/2038	3,105	3,774
3.875%, 10/15/2047	1,300	1,402
3.400%, 03/15/2051	1,610	1,614
City of Hope
5.623%, 11/15/2043	920	1,268
Cleveland Clinic Foundation
4.858%, 01/01/2114	1,443	1,963
CommonSpirit Health
4.187%, 10/01/2049	2,140	2,344
3.910%, 10/01/2050	570	599
3.817%, 10/01/2049	3,350	3,617
CVS Health
5.050%, 03/25/2048	10,129	12,564
4.780%, 03/25/2038	2,335	2,785
Dartmouth-Hitchcock Health
4.178%, 08/01/2048	4,410	5,043
Duke University Health System
3.920%, 06/01/2047	2,790	3,247
Eli Lilly
4.150%, 03/15/2059	298	357
3.950%, 03/15/2049	7,230	8,405
Gilead Sciences
4.800%, 04/01/2044	6,810	8,280
4.750%, 03/01/2046	2,810	3,422
4.500%, 02/01/2045	4,855	5,696
GlaxoSmithKline Capital
6.375%, 05/15/2038	11,974	17,407
3.875%, 05/15/2028	1,580	1,795
Hackensack Meridian Health
2.875%, 09/01/2050	1,160	1,091
Hartford HealthCare
5.746%, 04/01/2044	1,075	1,460
HCA
5.250%, 06/15/2049	2,480	3,060
5.125%, 06/15/2039	698	851
Health Care Service, A Mutual Legal Reserve
2.200%, 06/01/2030 (A)	1,845	1,833
Humana
8.150%, 06/15/2038	1,510	2,363
4.625%, 12/01/2042	405	480
3.950%, 08/15/2049	750	817
Indiana University Health Obligated Group
3.970%, 11/01/2048	2,480	2,913
Johnson & Johnson
4.850%, 05/15/2041	5,652	7,337
3.700%, 03/01/2046	672	772
3.625%, 03/03/2037	3,660	4,192

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.550%, 03/01/2036	$710	$812
3.400%, 01/15/2038	4,510	5,011
2.900%, 01/15/2028	1,665	1,821
2.450%, 09/01/2060	4,550	4,089
2.250%, 09/01/2050	985	884
2.100%, 09/01/2040	1,335	1,233
Kaiser Foundation Hospitals
4.150%, 05/01/2047	4,320	5,212
3.266%, 11/01/2049	1,910	2,004
Mass General Brigham
3.765%, 07/01/2048	1,000	1,118
3.342%, 07/01/2060	2,015	2,117
3.192%, 07/01/2049	2,260	2,323
Medtronic
4.625%, 03/15/2045	3,184	4,031
Memorial Health Services
3.447%, 11/01/2049	3,760	3,952
Memorial Sloan-Kettering Cancer Center
4.200%, 07/01/2055	30	36
4.125%, 07/01/2052	3,205	3,898
2.955%, 01/01/2050	9	9
Merck
4.150%, 05/18/2043	3,025	3,614
4.000%, 03/07/2049	1,050	1,233
3.900%, 03/07/2039	4,285	4,913
3.700%, 02/10/2045	9,620	10,746
3.600%, 09/15/2042	1,780	1,974
3.400%, 03/07/2029	2,980	3,315
2.450%, 06/24/2050	480	431
2.350%, 06/24/2040	1,155	1,079
Merck Sharp & Dohme Corp
5.750%, 11/15/2036	1,200	1,661
MidMichigan Health
3.409%, 06/01/2050	3,520	3,615
Mount Sinai Hospitals Group
3.737%, 07/01/2049	2,700	2,863
MultiCare Health System
2.803%, 08/15/2050	755	714
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,705	2,212
4.063%, 08/01/2056	2,300	2,754
Northwell Healthcare
4.260%,11/01/2047	825	932
Novant Health
3.168%, 11/01/2051	2,330	2,340
Novartis Capital
4.000%, 11/20/2045	4,325	5,081
2.750%, 08/14/2050	6,874	6,625
NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery
2.667%, 10/01/2050	980	880

SEI Institutional Investments Trust / Annual Report / May 31, 2021	257

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NYU Langone Hospitals
5.750%, 07/01/2043	$2,185	$3,010
4.428%, 07/01/2042	2,150	2,507
4.368%, 07/01/2047	2,095	2,478
3.380%, 07/01/2055	1,785	1,778
OhioHealth
3.042%, 11/15/2050	2,462	2,473
Orlando Health Obligated Group
3.327%, 10/01/2050	940	956
PeaceHealth Obligated Group
3.218%, 11/15/2050	6,000	6,012
PerkinElmer
3.625%, 03/15/2051	875	909
Pfizer
5.600%, 09/15/2040	808	1,127
4.400%, 05/15/2044	3,295	4,030
4.300%’ 06/15/2043	3,825	4,603
4.200%, 09/15/2048	1,560	1,879
4.100%, 09/15/2038	3,080	3,635
4.000%, 12/15/2036	8,436	9,936
4.000%, 03/15/2049	6,336	7,397
2.700%, 05/28/2050	2,275	2,149
2.550%, 05/28/2040	630	612
Pharmacia
6.600%, 12/01/2028	1,145	1,532
Providence St. Joseph Health Obligated Group
3.744%,10/01/2047	1,520	1,667
Rady Children’s Hospital-San Diego
3.154%, 08/15/2051	865	880
Royalty Pharma
3.550%, 09/02/2050 (A)	1,285	1,236
RWJ Barnabas Health
3.949%, 07/01/2046	50	57
3.477%, 07/01/2049	535	560
Shands Teaching Hospital and Clinics
4.741%,12/01/2042	1,750	2,100
Sharp HealthCare
2.680%, 08/01/2050	1,500	1,382
Stanford Health Care
3.795%, 11/15/2048	7,302	8,374
STERIS Irish FinCo UnLtd
3.750%, 03/15/2051	600	612
Stryker
4.625%, 03/15/2046	315	390
4.100%, 04/01/2043	785	894
Takeda Pharmaceutical
3.175%, 07/09/2050	1,735	1,665
3.025%, 07/09/2040	1,350	1,319
Trinity Health
4.125%, 12/01/2045	2,392	2,863

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
UnitedHealth Group
6.875%, 02/15/2038	$1,125	$1,704
6.625%, 11/15/2037	1,160	1,719
6.500%, 06/15/2037	1,435	2,091
5.950%, 02/15/2041	1,130	1,612
5.800%, 03/15/2036	620	859
5.700%, 10/15/2040	465	644
4.750%, 07/15/2045	7,030	8,969
4.625%, 07/15/2035	1,205	1,489
4.450%, 12/15/2048	13,404	16,577
4.375%, 03/15/2042	30	36
4.250%, 03/15/2043	966	1,145
4.250%, 04/15/2047	6,610	7,832
4.250%, 06/15/2048	4,113	4,917
4.200%, 01/15/2047	6,017	6,992
3.950%, 10/15/2042	1,170	1,353
3.875%, 08/15/2059	1,105	1,253
3.750%, 10/15/2047	1,206	1,323
3.700%, 08/15/2049	1,565	1,731
3.500%, 08/15/2039	4,970	5,391
3.250%, 05/15/2051	6,865	7,043
3.125%, 05/15/2060	40	40
3.050%, 05/15/2041	4,635	4,735
2.900%, 05/15/2050	2,335	2,258
2.300%, 05/15/2031	5,290	5,331
West Virginia United Health System Obligated Group
3.129%, 06/01/2050	900	869
Willis-Knighton Medical Center
4.813%, 09/01/2048	2,325	2,907
Wyeth LLC
6.500%, 02/01/2034	2,555	3,668
5.950%, 04/01/2037	19,729	27,543
Yale-New Haven Health Services
2.496%, 07/01/2050	1,000	887

		517,802

Industrials — 5.8%
3M
3.700%, 04/15/2050	1,701	1,940
3.250%, 08/26/2049	2,997	3,184
Air Canada Pass-Through Trust, Ser 2013-1, CI A
4.125%, 05/15/2025 (A)	347	355
Air Lease
3.250%, 10/01/2029	380	387
Airbus
3.950%, 04/10/2047 (A)	2,500	2,712
American Airlines Pass-Through Trust, Ser 2016-2.CI AA
3.200%, 06/15/2028	3,631	3,673

258	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BAE Systems PLC
3.000%, 09/15/2050 (A)	$1,700	$1,594
Boeing
5.805%, 05/01/2050	4,045	5,221
5.705%, 05/01/2040	440	549
5.150%, 05/01/2030	1,385	1,622
Burlington Northern Santa Fe LLC
5.150%, 09/01/2043	1,725	2,280
4.900%, 04/01/2044	11,501	14,784
4.550%, 09/01/2044	5,645	6,978
4.450%, 03/15/2043	560	679
4.400%, 03/15/2042	2,825	3,375
4.375%, 09/01/2042	325	389
4.150%, 04/01/2045	6,635	7,724
4.125%, 06/15/2047	3,815	4,456
4.050%, 06/15/2048	4,790	5,536
3.550%, 02/15/2050	700	757
3.300%, 09/15/2051	2,175	2,264
Canadian National Railway
6.200%, 06/01/2036	6,610	9,195
4.500%, 11/07/2043	3,800	4,469
3.650%, 02/03/2048	1,335	1,416
3.200%, 08/02/2046	3,775	3,774
Canadian Pacific Railway
6.125%, 09/15/2115	1,405	2,077
Caterpillar
5.200%, 05/27/2041	395	530
4.750%, 05/15/2064	600	826
3.803%, 08/15/2042	3,765	4,342
Crane
4.200%, 03/15/2048	775	815
Cummins
2.600%, 09/01/2050	3,535	3,201
Deere
3.900%, 06/09/2042	3,805	4,506
3.750%, 04/15/2050	2,125	2,461
2.875%, 09/07/2049	1,795	1,774
Emerson Electric
2.750%, 10/15/2050	820	786
FedEx
5.250%, 05/15/2050	1,960	2,582
4.750%, 11/15/2045	1,000	1,208
GE Capital International Funding Unlimited
4.418%, 11/15/2035	12,837	14,965
General Dynamics
4.250%, 04/01/2040	1,410	1,673
4.250%, 04/01/2050	1,665	2,036
2.250%, 06/01/2031	4,795	4,844
General Electric
4.350%, 05/01/2050	1,350	1,542
4.250%, 05/01/2040	2,245	2,542

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
General Electric MTN
6.750%, 03/15/2032	$1,580	$2,144
6.150%, 08/07/2037	550	746
5.875%, 01/14/2038	7,930	10,512
Georgia-Pacific LLC
8.875%, 05/15/2031	475	738
7.250%, 06/01/2028	330	435
Lockheed Martin
4.700%, 05/15/2046	1,000	1,278
4.090%, 09/15/2052	5,007	5,984
4.070%, 12/15/2042	5,035	5,897
2.800%, 06/15/2050	9,069	8,707
Norfolk Southern
5.100%, 08/01/2118	1,900	2,364
4.050%, 08/15/2052	1,976	2,243
Parker-Hannifin
4.100%, 03/01/2047	3,704	4,240
4.000%, 06/14/2049	1,045	1,180
Parker-Hannifin MTN
4.450%, 11/21/2044	1,755	2,091
Raytheon Technologies
6.125%, 07/15/2038	845	1,175
4.700%, 12/15/2041	560	679
4.625%, 11/16/2048	785	970
4.500%, 06/01/2042	6,125	7,346
3.750%, 11/01/2046	2,039	2,206
Rockefeller Foundation
2.492%, 10/01/2050	3,985	3,729
Rockwell Automation
4.200%, 03/01/2049	2,500	3,004
Siemens Financieringsmaatschappij
2.875%, 03/11/2041 (A)	7,275	7,192
Snap-on
4.100%, 03/01/2048	3,896	4,573
3.100%, 05/01/2050	736	750
Stanley Black & Decker
5.200%, 09/01/2040	280	361
TTX
4.600%, 02/01/2049 (A)	3,542	4,369
Union Pacific
3.875%, 02/01/2055	730	790
3.839%, 03/20/2060	3,829	4,108
3.750%, 02/05/2070	500	520
United Airlines Pass-Through Trust, Ser 2019-1, CI AA
4.150%, 08/25/2031	1,373	1,484
United Parcel Service
7.620%, 04/01/2030	710	998
6.200%, 01/15/2038	5,177	7,501
5.300%, 04/01/2050	1,490	2,078
5.200%, 04/01/2040	725	954
3.625%, 10/01/2042	1,605	1,784

SEI Institutional Investments Trust / Annual Report / May 31, 2021	259

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.400%, 11/15/2046	$3,925	$4,160
3.400%, 09/01/2049	4,600	4,959
US Airways Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	613	643
Waste Connections
3.050%, 04/01/2050	1,118	1,092
Waste Management
2.950%, 06/01/2041	535	533
WW Grainger
4.600%, 06/15/2045	1,328	1,652
4.200%, 05/15/2047	3,838	4,508

		264,700

Information Technology — 8.9%
Apple
4.650%, 02/23/2046	13,356	17,020
4.450%, 05/06/2044	780	961
4.375%, 05/13/2045	15,693	19,178
3.850%, 05/04/2043	4,480	5,103
3.850%, 08/04/2046	18,862	21,399
3.750%, 09/12/2047	7,985	8,994
3.750%, 11/13/2047	195	221
3.450%, 02/09/2045	8,645	9,269
2.950%, 09/11/2049	30	30
2.900%, 09/12/2027	670	729
2.800%, 02/08/2061	1,885	1,735
2.650%, 05/11/2050	1,585	1,467
2.650%, 02/08/2051	20,185	18,850
2.550%, 08/20/2060	1,350	1,184
2.375%, 02/08/2041	1,885	1,760
Applied Materials
4.350%, 04/01/2047	3,649	4,472
2.750%, 06/01/2050	1,200	1,145
Broadcom
3.750%, 02/15/2051 (A)	150	146
3.500%, 02/15/2041 (A)	2,200	2,125
Cisco Systems
5.900%, 02/15/2039	5,785	8,253
5.500%, 01/15/2040	5,949	8,179
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,192	3,539
Fiserv
4.400%, 07/01/2049	500	579
Intel
4.950%, 03/25/2060	500	671
4.750%, 03/25/2050	1,475	1,879
4.100%, 05/19/2046	3,219	3,727
4.100%, 05/11/2047	4,555	5,221
4.000%, 12/15/2032	165	194
3.734%, 12/08/2047	15,755	17,173
3.250%, 11/15/2049	3,825	3,885

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
International Business Machines
4.250%, 05/15/2049	$4,410	$5,133
4.000%, 06/20/2042	2,730	3,088
Lam Research
2.875%, 06/15/2050	390	374
Mastercard
3.950%, 02/26/2048	1,600	1,855
3.850%, 03/26/2050	8,871	10,195
3.650%, 06/01/2049	2,340	2,605
Microsoft
4.100%, 02/06/2037	1,834	2,183
3.700%, 08/08/2046	10,093	11,582
3.500%, 02/12/2035	1,985	2,238
3.450%, 08/08/2036	2,750	3,067
3.041%, 03/17/2062	10,938	10,992
2.921%, 03/17/2052	35,324	35,441
2.675%, 06/01/2060	4,465	4,161
2.525%, 06/01/2050	37,412	34,797
2.400%, 08/08/2026	1,255	1,339
NVIDIA
3.500%, 04/01/2040	3,870	4,222
3.500%, 04/01/2050	6,405	6,885
Oracle
4.375%, 05/15/2055	2,065	2,275
4.125%, 05/15/2045	7,660	8,181
4.000%, 07/15/2046	10,644	11,125
4.000%, 11/15/2047	3,235	3,389
3.850%, 04/01/2060	520	521
3.800%, 11/15/2037	12,330	13,163
3.600%, 04/01/2040	10,068	10,272
3.600%, 04/01/2050	3,090	3,049
PayPal Holdings
3.250%, 06/01/2050	1,890	1,920
QUALCOMM
4.650%, 05/20/2035	715	884
4.300%, 05/20/2047	5,045	5,997
Texas Instruments
4.150%, 05/15/2048	7,787	9,477
Visa
4.300%, 12/14/2045	12,385	15,214
4.150%, 12/14/2035	1,360	1,632
2.700%, 04/15/2040	1,175	1,172
2.000%, 08/15/2050	7,219	6,036

		403,552

Materials — 0.7%
Air Liquide Finance
3.500%, 09/27/2046 (A)	1,855	2,024
Barrick Gold
5.250%, 04/01/2042	280	356
Barrick North America Finance LLC
5.750%, 05/01/2043	750	1,009

260	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BHP Billiton Finance USA
6.420%, 03/01/2026	$1,400	$1,733
5.000%, 09/30/2043	6,820	9,019
Ecolab
5.500%, 12/08/2041	3,257	4,355
International Flavors & Fragrances
5.000%, 09/26/2048	1,260	1,551
3.468%, 12/01/2050 (A)	370	368
International Paper
8.700%, 06/15/2038	1,000	1,622
Rio Tinto Finance USA
5.200%, 11/02/2040	4,202	5,581
Sherwin-Williams
3.300%, 05/15/2050	295	299
Vale
5.625%, 09/11/2042	840	1,042
Vale Canada
7.200%, 09/1512032	310	407
Vale Overseas
6.875%, 11/21/2036	1,150	1,558
6.875%, 11/10/2039	823	1,133

		32,057

Real Estate — 1.3%
AvalonBay Communities MTN
4.350%, 04/15/2048	220	263
4.150%, 07/01/2047	1,200	1,396
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	2,925	3,141
CyrusOne
3.450%, 11/15/2029	2,800	2,927
ERP Operating
4.500%, 06/01/2045	1,450	1,732
4.000%, 08/01/2047	1,525	1,717
GLP Capital LP / GLP Financing II
5.750%, 06/01/2028	5	6
5.300%, 01/15/2029	1,070	1,233
4.000%, 01/15/2030	50	53
4.000%, 01/15/2031	500	530
Healthcare Realty Trust
2.400%, 03/15/2030	205	204
Nationwide Health Properties MTN
6.900%, 10/01/2037	1,600	2,007
Prologis
3.000%, 04/15/2050	1,090	1,054
Realty Income
4.650%, 03/15/2047	2,655	3,298
1.800%, 03/15/2033	2,060	1,908
Regency Centers
4.650%, 03/15/2049	1,716	1,973
4.400%, 02/01/2047	620	687

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Simon Property Group LP
6.750%, 02/01/2040	$3,865	$5,539
4.250%, 11/30/2046	2,830	3,152
3.800%, 07/15/2050	4,190	4,419
3.250%, 09/13/2049	4,520	4,313
2.650%, 07/15/2030	2,180	2,209
2.200%, 02/01/2031	2,855	2,770
Spirit Realty
4.000%, 07/15/2029	5,640	6,179
3.200%, 02/15/2031	145	148
2.700%, 02/15/2032	635	617
Ventas Realty
5.700%, 09/30/2043	1,208	1,538
4.875%, 04/15/2049	245	292
Welltower
5.125%, 03/15/2043	1,085	1,298
4.950%, 09/01/2048	600	729

		57,332

Utilities — 15.2%
AEP Texas
4.150%, 05/01/2049	2,845	3,190
AEP Transmission LLC
4.000%, 12/01/2046	5,703	6,399
3.800%, 06/15/2049	2,645	2,915
3.750%, 12/01/2047	400	434
3.650%, 04/01/2050	2,640	2,855
Alabama Power
5.500%, 03/15/2041	648	850
5.200%, 06/01/2041	155	198
4.300%, 07/15/2048	2,300	2,753
4.150%, 08/15/2044	135	158
3.850%, 12/01/2042	6,767	7,502
3.700%, 12/01/2047	1,500	1,642
Ameren Illinois
3.700%, 12/01/2047	6,240	6,929
3.250%, 03/15/2050	60	62
American Water Capital
4.150%, 06/01/2049	690	792
3.750%, 09/01/2047	1,950	2,116
3.450%, 05/01/2050	260	269
Appalachian Power
6.700%, 08/15/2037	50	70
5.800%, 10/01/2035	125	161
4.500%, 03/01/2049	500	591
Arizona Public Service
5.050%, 09/01/2041	50	63
4.500%, 04/01/2042	12	14
4.350%, 11/15/2045	1,735	2,019
4.250%, 03/01/2049	450	524
4.200%, 08/15/2048	1,200	1,390

SEI Institutional Investments Trust / Annual Report / May 31, 2021	261

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Atmos Energy
4.125%, 10/15/2044	$2,805	$3,183
4.125%, 03/15/2049	3,130	3,613
Avista
4.350%, 06/01/2048	1,845	2,195
Baltimore Gas & Electric
5.200%, 06/15/2033	1,595	1,922
3.500%, 08/15/2046	4,995	5,283
2.900%, 06/15/2050	1,410	1,339
Berkshire Hathaway Energy
6.125%, 04/01/2036	1,472	2,009
4.450%, 01/15/2049	3,935	4,732
4.250%, 10/15/2050	6,445	7,581
3.800%, 07/15/2048	10,705	11,621
Black Hills
4.350%, 05/01/2033	75	86
4.200%, 09/15/2046	1,135	1,224
3.875%, 10/15/2049	30	31
Boston Gas
4.487%, 02/15/2042 (A)	3,472	3,985
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	2,050	2,303
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	500	617
4.250%, 02/01/2049	2,260	2,687
3.950%, 03/01/2048	500	572
3.350%, 04/01/2051	945	994
2.900%, 07/01/2050	1,150	1,108
CenterPoint Energy Resources
6.250%, 02/01/2037	1,095	1,375
Cleco Power
6.000%, 12/01/2040	1,150	1,490
Commonwealth Edison
4.700%, 01/15/2044	6,023	7,482
4.600%, 08/15/2043	2,070	2,541
4.000%, 03/01/2048	3,260	3,731
4.000%, 03/01/2049	1,540	1,753
3.750%, 08/15/2047	5,825	6,455
3.700%, 03/01/2045	9,835	10,800
3.125%, 03/15/2051	6,045	6,054
Connecticut Light & Power
4.150%, 06/01/2045	3,980	4,668
4.000%, 04/01/2048	4,827	5,624
Consolidated Edison of New York
6.750%, 04/01/2038	1,915	2,776
6.200%, 06/15/2036	65	89
5.700%, 06/15/2040	40	53
5.500%, 12/01/2039	75	97
4.650%, 12/01/2048	1,320	1,595
4.625%, 12/01/2054	2,685	3,231
4.500%, 05/15/2058	930	1,091
4.450%, 03/15/2044	650	757

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 05/15/2049	$770	$863
3.950%, 03/01/2043	6,685	7,324
3.875%, 06/15/2047	6,733	7,260
3.850%, 06/15/2046	3,427	3,694
3.700%, 11/15/2059	850	875
3.000%, 12/01/2060	2,115	1,904
Consumers Energy
4.350%, 04/15/2049	4,893	6,011
3.500%, 08/01/2051	1,515	1,644
3.100%, 08/15/2050	830	834
2.500%, 05/01/2060	755	647
Dayton Power & Light
3.950%, 06/15/2049	250	265
Dominion Energy
5.250%, 08/01/2033	20	25
4.600%, 03/15/2049	850	1,031
Dominion Energy South Carolina
5.100%, 06/01/2065	1,705	2,352
DTE Electric
3.950%, 06/15/2042	80	89
3.700%, 03/15/2045	5,635	6,190
Duke Energy Carolinas LLC
6.450%, 10/15/2032	110	150
6.100%, 06/01/2037	1,910	2,624
6.050%, 04/15/2038	2,285	3,191
6.000%, 01/15/2038	3,366	4,701
5.300%, 02/15/2040	6,675	8,808
4.250%, 12/15/2041	1,715	2,016
4.000%, 09/30/2042	14,540	16,509
3.875%, 03/15/2046	2,170	2,414
3.750%, 06/01/2045	200	219
3.700%, 12/01/2047	3,360	3,674
Duke Energy Florida LLC
6.400%, 06/15/2038	3,095	4,468
4.200%, 07/15/2048	1,030	1,219
3.400%, 10/01/2046	4,150	4,353
Duke Energy Florida Project Finance LLC
3.112%, 09/01/2036	4,605	4,882
Duke Energy Indiana LLC
6.450%, 04/01/2039	4,275	6,195
6.350%, 08/15/2038	1,995	2,866
4.900%, 07/15/2043	960	1,187
3.750%, 05/15/2046	1,750	1,900
3.250%, 10/01/2049	2,170	2,208
2.750%, 04/01/2050	2,927	2,743
Duke Energy Ohio
4.300%, 02/01/2049	2,130	2,522
2.125%, 06/01/2030	1,075	1,066
Duke Energy Progress LLC
4.375%, 03/30/2044	2,880	3,428
4.200%, 08/15/2045	4,580	5,348
4.150%, 12/01/2044	1,250	1,442

262	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.100%, 05/15/2042	$530	$608
4.100%, 03/15/2043	860	988
3.700%, 10/15/2046	650	706
3.600%, 09/15/2047	1,850	1,981
East Ohio Gas
3.000%, 06/15/2050 (A)	1,780	1,684
Electricite de France
6.000%, 01/22/2114 (A)	2,413	3,300
5.000%, 09/21/2048 (A)	2,415	3,065
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,294
Entergy Arkansas LLC
3.350%, 06/15/2052	3,670	3,775
Entergy Louisiana LLC
4.200%, 09/01/2048	2,440	2,880
4.200%, 04/01/2050	2,290	2,696
4.000%, 03/15/2033	1,640	1,892
2.900%, 03/15/2051	2,980	2,833
Essential Utilities
4.276%, 05/01/2049	1,145	1,318
Evergy Kansas Central
3.450%, 04/15/2050	1,430	1,511
Evergy Metro
5.300%, 10/01/2041	150	191
4.200%, 06/15/2047	500	581
4.200%, 03/15/2048	1,000	1,169
Exelon
4.950%, 06/15/2035	1,820	2,202
4.700%, 04/15/2050	700	848
Florida Power & Light
5.960%, 04/01/2039	2,580	3,634
5.690%, 03/01/2040	4,978	6,876
5.650%, 02/01/2037	1,000	1,343
4.050%, 06/01/2042	2,770	3,234
4.050%, 10/01/2044	2,715	3,203
3.990%, 03/01/2049	1,975	2,321
3.950%, 03/01/2048	4,260	4,978
3.800%, 12/15/2042	3,935	4,454
3.700%, 12/01/2047	600	676
Georgia Power
4.300%, 03/15/2042	6,235	7,172
4.300%, 03/15/2043	2,945	3,410
3.700%, 01/30/2050	2,615	2,768
Gulf Power
4.550%, 10/01/2044	700	783
Idaho Power
4.200%, 03/01/2048	2,080	2,444
Indiana Michigan Power
4.550%, 03/15/2046	780	940
4.250%, 08/15/2048	1,400	1,644
3.250%, 05/01/2051	1,490	1,493

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Indianapolis Power & Light
4.650%, 06/01/2043 (A)	$4,235	$4,988
International Transmission
4.625%, 08/15/2043	2,525	3,019
Jersey Central Power & Light
6.150%, 06/01/2037	775	975
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	4,281	5,158
KeySpan Gas East
5.819%, 04/01/2041 (A)	2,117	2,814
MidAmerican Energy
4.800%, 09/15/2043	5,260	6,647
4.400%, 10/15/2044	7,555	9,054
4.250%, 05/01/2046	2,775	3,306
3.950%, 08/01/2047	2,065	2,370
3.650%, 08/01/2048	4,085	4,508
3.150%, 04/15/2050	2,880	2,960
MidAmerican Energy MTN
5.800%, 10/15/2036	635	859
5.750%, 11/01/2035	640	861
Narragansett Electric
4.170%,12/10/2042 (A)	1,000	1,091
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	4,503	5,186
4.119%, 11/28/2042 (A)	2,000	2,202
NiSource
5.950%, 06/15/2041	169	227
5.800%, 02/01/2042	900	1,183
3.600%, 05/01/2030	1,871	2,047
Northern States Power
6.250%, 06/01/2036	3,755	5,302
6.200%, 07/01/2037	6,850	9,750
3.600%, 05/15/2046	500	549
3.400%, 08/15/2042	464	499
3.200%, 04/01/2052	1,010	1,039
2.250%, 04/01/2031	1,110	1,126
NSTAR Electric
3.100%, 06/01/2051	2,625	2,610
Oglethorpe Power
5.375%, 11/01/2040	2,450	2,997
5.250%, 09/01/2050	860	1,047
4.250%, 04/01/2046	1,760	1,861
4.200%, 12/01/2042	3,820	3,985
Ohio Edison
8.250%, 10/15/2038	655	999
Oklahoma Gas & Electric
4.550%, 03/15/2044	1,395	1,623
Oncor Electric Delivery LLC
5.350%, 10/01/2052 (A)	996	1,381
5.300%, 06/01/2042	549	734
5.250%, 09/30/2040	4,606	6,100
4.550%, 12/01/2041	4,695	5,738

SEI Institutional Investments Trust / Annual Report / May 31, 2021	263

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.100%, 11/15/2048	$750	$879
3.800%, 06/01/2049	4,925	5,550
3.700%, 05/15/2050	2,180	2,427
3.100%, 09/15/2049	95	96
Pacific Gas and Electric
4.450%, 04/15/2042	1,465	1,404
4.200%, 06/01/2041	1,485	1,431
3.750%, 08/15/2042	95	85
3.500%, 08/01/2050	380	329
PacifiCorp
6.250%, 10/15/2037	3,360	4,701
6.000%, 01/15/2039	4,815	6,678
4.100%, 02/01/2042	2,630	3,036
3.300%, 03/15/2051	820	831
PECO Energy
4.800%, 10/15/2043	1,505	1,875
3.700%, 09/15/2047	800	883
3.050%, 03/15/2051	1,919	1,926
Pennsylvania Electric
6.150%, 10/01/2038	100	128
Piedmont Natural Gas
4.650%, 08/01/2043	1,330	1,590
3.640%, 11/01/2046	1,300	1,340
Potomac Electric Power
4.950%, 11/15/2043	950	1,188
PPL Electric Utilities
4.750%, 07/15/2043	3,600	4,493
4.125%, 06/15/2044	1,925	2,230
3.950%, 06/01/2047	3,925	4,481
Public Service Electric & Gas MTN
4.150%, 11/01/2045	2,106	2,423
4.050%, 05/01/2048	2,176	2,556
4.000%, 06/01/2044	695	799
3.800%, 01/01/2043	2,000	2,258
3.800%, 03/01/2046	2,200	2,478
3.650%, 09/01/2042	1,660	1,831
3.600%, 12/01/2047	4,930	5,385
3.200%, 08/01/2049	4,235	4,365
Public Service of Colorado
6.500%, 08/01/2038	50	73
6.250%, 09/01/2037	1,610	2,292
4.750%, 08/15/2041	50	61
4.300%, 03/15/2044	1,865	2,215
4.050%, 09/15/2049	1,940	2,264
3.950%, 03/15/2043	5,730	6,372
3.200%, 03/01/2050	2,540	2,636
Public Service of New Hampshire
3.600%, 07/01/2049	2,290	2,491
Puget Sound Energy
5.795%, 03/15/2040	130	179
4.223%, 06/15/2048	2,470	2,921

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
San Diego Gas & Electric
6.000%, 06/01/2026	$340	$417
4.100%, 06/15/2049	2,440	2,826
3.750%, 06/01/2047	2,380	2,566
3.320%, 04/15/2050	5,679	5,792
Sempra Energy
4.000%, 02/01/2048	1,237	1,339
Southern
4.400%, 07/01/2046	700	802
Southern California Edison
5.950%, 02/01/2038	280	362
4.650%, 10/01/2043	2,480	2,772
4.125%, 03/01/2048	5,135	5,313
4.050%, 03/15/2042	5,355	5,607
4.000%, 04/01/2047	3,525	3,602
3.650%, 03/01/2028	3,165	3,440
3.650%, 02/01/2050	450	441
Southern California Gas
4.300%, 01/15/2049	1,610	1,938
4.125%, 06/01/2048	4,025	4,644
3.750%, 09/15/2042	2,965	3,244
2.550%, 02/01/2030	1,510	1,545
Southern Gas Capital
4.400%, 06/01/2043	825	945
4.400%, 05/30/2047	50	57
3.950%, 10/01/2046	490	524
Southwest Gas
3.800%, 09/29/2046	1,065	1,114
Southwestern Electric Power
6.200%, 03/15/2040	1,204	1,645
3.850%, 02/01/2048	3,505	3,723
Southwestern Public Service
4.500%, 08/15/2041	10,725	12,895
3.700%, 08/15/2047	2,620	2,831
Tampa Electric
4.350%, 05/15/2044	1,225	1,431
3.625%, 06/15/2050	2,169	2,334
3.450%, 03/15/2051	600	630
Tucson Electric Power
4.850%,12/01/2048	2,440	3,054
4.000%, 06/15/2050	1,335	1,488
3.250%, 05/01/2051	1,500	1,487
Virginia Electric & Power
8.875%, 11/15/2038	1,982	3,446
6.350%, 11/30/2037	920	1,304
4.650%, 08/15/2043	4,770	5,870
4.600%,12/01/2048	3,310	4,118
4.450%, 02/15/2044	6,250	7,516
4.000%, 01/15/2043	300	340
4.000%, 11/15/2046	1,720	1,933
2.450%, 12/15/2050	640	564

264	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wisconsin Electric Power
3.650%, 12/15/2042	$2,310	$2,425
2.950%, 09/15/2021	3	3
Wisconsin Power & Light
4.100%, 10/15/2044	325	366
3.650%, 04/01/2050	640	696
Wisconsin Public Service
4.752%, 11/01/2044	1,725	2,154
Xcel Energy
4.800%, 09/15/2041	1,707	2,044

		692,241

Total Corporate Obligations (Cost $3,610,833) ($ Thousands)		3,892,242

U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bills
0.052%, 08/12/2021 (B)	7,740	7,740
U.S. Treasury Bonds
2.375%, 05/15/2051	7,485	7,652
2.250%, 05/15/2041	13,715	13,850
1.875%, 02/15/2041	10,732	10,185
1.875%, 02/15/2051 (C)	115,124	104,979
1.625%, 11/15/2050	38,365	32,880
1.375%, 11/15/2040	25,145	21,857
1.375%, 08/15/2050 (C)	13,507	10,847
U.S. Treasury Inflation-Protected Securities
1.000%, 02/15/2049	2,177	2,818
U.S. Treasury Notes
1.625%, 05/15/2031	44,570	44,695

Total U.S. Treasury Obligations (Cost $258,237) ($ Thousands)		257,503

MUNICIPAL BONDS — 5.3%
California — 2.4%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	2,545	4,038
California State University, RB
5.770%, 05/15/2043	3,050	4,210
California State University, Ser B, RB Callable 05/01/2047 @ 100
3.899%, 11/01/2047	2,375	2,741

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Build America Project, GO
7.625%, 03/01/2040	$1,870	$3,069
7.600%, 11/01/2040	410	693
7.550%, 04/01/2039	1,635	2,707
7.500%, 04/01/2034	20,195	31,691
7.300%, 10/01/2039	12,750	19,825
East Bay, Municipal Utility District Water System Revenue, RB
5.874%, 06/01/2040	1,255	1,797
Los Angeles County, Metropolitan Transportation Authority, RB
5.735%, 06/01/2039	960	1,251
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,025	1,710
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	500	751
Los Angeles, Department of Airports, RB
3.887%, 05/15/2038	1,430	1,616
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/2039	1,510	2,131
Los Angeles, Department of Water & Power, Ser C, RB
5.516%, 07/01/2027	955	1,185
Los Angeles, Unified School District, Build America Project, GO
5.750%, 07/01/2034	2,235	2,991
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	6,000	8,565
Regents of the University of California Medical Center, Pooled Revenue, Ser N, RB Callable 11/15/2049 @ 100
3.006%, 05/15/2050	2,005	1,966
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,000	1,469
San Francisco, Public Utilities Commission, Water Revenue, Build America Project, Ser DE, RB
6.000%,11/01/2040	1,000	1,378
San Francisco, Public Utilities Commission, Water Revenue, Ser E, RB Callable 11/01/2030 @ 100
2.825%, 11/01/2041	855	867
San Jose, Redevelopment Agency, Ser A-T, TA Callable 08/01/2027 @ 100
3.375%, 08/01/2034	1,250	1,343

SEI Institutional Investments Trust / Annual Report / May 31, 2021	265

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	$1,000	$1,248
University of California Regents, Ser N, RB Callable 11/15/2059 @ 100
3.256%, 05/15/2060	1,995	2,052
University of California, RB
5.946%, 05/15/2045	3,000	4,158
University of California, Ser AP, RB
3.931%, 05/15/2045	950	1,057
University of California, Ser AQ, RB
4.767%, 05/15/2115	2,701	3,520
University of California, Ser J, RB
4.131%, 05/15/2045	1,000	1,143

		111,172

District of Columbia — 0.0%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	530	711

Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.154%, 07/01/2030	3,812	3,842

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	2,178	3,117
6.637%, 04/01/2057	972	1,424

		4,541

Illinois — 0.1%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%,12/01/2038	3,205	4,420

Kansas — 01%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	2,890	3,536

Maryland — 0.0%
Baltimore, Revenue Authority, Water Project, Ser B, RB Callable 07/01/2030 @ 100
2.814%, 07/01/2040	890	897

Massachusetts — 0.2%
Massachusetts State, Build America Project, GO
5.456%,12/01/2039	4,085	5,659

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Educational Financing Authority, Ser A, RB
3.105%, 07/01/2030	$1,695	$1,788

		7,447

Michigan — 0.0%
Michigan State University, Build America Project, RB Callable 02/15/2030 @ 100
6.173%, 02/15/2050	850	1,058

Missouri — 0.0%
Missouri State, Health & Educational Facilities Authority, Ser A, RB
3.685%, 02/15/2047	675	759

New Jersey — 0.1%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	985	1,588
7.102%, 01/01/2041	2,460	3,847
New Jersey State, Turnpike Authority, Ser F, RB
3.729%, 01/01/2036	1,000	1,143

		6,578

New York — 1.0%
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	245	326
4.458%, 10/01/2062	4,725	5,972
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046	500	657
New York City, Build America Project, GO
5.985%, 12/01/2036	1,340	1,779
5.206%, 10/01/2031	750	905
New York City, Municipal Water Finance Authority, Build America Project, RB
6.011%, 06/15/2042	750	1,123
5.882%, 06/15/2044	500	749
5.724%, 06/15/2042	3,720	5,451
5.440%, 06/15/2043	3,000	4,279
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	2,475	3,217
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.767%, 08/01/2036	7,140	9,070
5.508%, 08/01/2037	1,890	2,483
5.267%, 05/01/2027	1,000	1,214

266	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	$4,220	$4,501
New York State, Urban Development, RB
5.770%, 03/15/2039	1,970	2,435

		44,161

Ohio — 0.2%
JobsOhio Beverage System, Ser A, RB
2.833%, 01/01/2038	460	477
Ohio State University, Build America Project, GO
4.910%, 06/01/2040	2,265	2,993
Ohio State University, Ser A, RB
4.048%,12/01/2056	4,150	5,119
Ohio State, Hospital Facilities Revenue Authority, Cleveland Clinic, RB
3.700%, 01/01/2043	970	1,067

		9,656

Pennsylvania — 0.1%
Pennsylvania State, Financing Authority, Ser A, RB
4.144%, 06/01/2038	2,865	3,306

Texas — 0.8%
Dallas County, Hospital District, Build America Project, Ser C, GO
5.621%, 08/15/2044	2,250	3,014
Dallas Fort Worth International Airport, Ser A, RB
2.994%,11/01/2038	4,095	4,218
Grand Parkway, Transportation Corp, Ser E, RB
5.184%,10/01/2042	1,350	1,815
Houston, GO
3.961%, 03/01/2047	1,500	1,761
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	1,200	1,925
North Texas, Tollway Authority, RB Callable 01/01/2029 @ 100
3.079%, 01/01/2042	1,170	1,180
San Antonio, Electric & Gas Systems Revenue, RB
5.808%, 02/01/2041	3,800	5,430
Texas State, Build America Project, GO
5.517%, 04/01/2039	4,350	6,160
Texas State, Private Activity Bond Surface Transportation, RB
3.922%,12/31/2049	2,050	2,201

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
University of Texas, Build America Bonds, RB
5.262%,07/01/2039	$4,540	$6,228

		33,932

Virginia — 0.0%
Virginia Commonwealth University, Health System Authority, Ser A, RB
4.956%, 01/01/2044	475	629

Washington — 0.1%
Washington State, Build America Project, GO
5.140%, 08/01/2040	4,495	6,132

Total Municipal Bonds (Cost $218,439) ($ Thousands)		242,777

SOVEREIGN DEBT — 0.7%

Chile Government International Bond
3.500%, 01/25/2050	15,220	15,365
3.500%, 04/15/2053	965	976
3.100%, 05/07/2041	4,930	4,805
Indonesia Government International Bond
3.700%,10/30/2049	1,530	1,564
Israel Government International Bond
4.125%, 01/17/2048	1,585	1,866
3.875%, 07/03/2050	4,185	4,693
3.375%, 01/15/2050	1,525	1,583
Mexico Government International Bond MTN
5.750%,10/12/2110	285	334
4.750%, 03/08/2044	490	533

Total Sovereign Debt (Cost $32,218) ($ Thousands)		31,719

ASSET-BACKED SECURITY — 0.1%

Other Asset-Backed Securities — 0.1%

American Tower Trust I, Ser 2013-13, CI 2A
3.070%, 03/15/2048 (A)	3,034	3,060

Total Asset-Backed Security (Cost $2,965) ($ Thousands)		3,060

SEI Institutional Investments Trust / Annual Report / May 31, 2021	267

SCHEDULE OF INVESTMENTS

May 31, 2021

Long Duration Credit Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	60,077,462	$60,077

Total Cash Equivalent (Cost $60,077) ($ Thousands)		60,077

Total Investments in Securities — 98.7% (Cost $4,182,769) ($ Thousands)		$4,487,378

	Contracts
PURCHASED SWAPTION (D)* — 0.0%
Total Purchased Swaption (Cost $78) ($ Thousands)	2,500,000	$128

A list of OTC swaption contracts held by the Fund at May 31, 2021, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTION — 0.0%

Put Swaption
3Y30Y Put*	Bank of America	2,500,000	$2.75	01/20/2024	$128

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 10-Year Treasury Notes	1,752	Sep-2021	$230,806	$231,154	$348
U.S. Long Treasury Bond	83	Sep-2021	13,049	12,992	(57)
U.S. Ultra Long Treasury Bond	134	Sep-2021	24,974	24,824	(150)
Ultra 10-Year U.S. Treasury Notes	189	Sep-2021	27,270	27,396	126
Ultra 10-Year U.S. Treasury Notes	52	Sep-2021	7,557	7,538	(19)

			303,656	303,904	248
Short Contracts
U.S. 5-Year Treasury Notes	(113)	Oct-2021	(13,998)	(13,995)	3
U.S. Long Treasury Bond	(457)	Sep-2021	(71,339)	(71,535)	(196)
U.S. Ultra Long Treasury Bond	(253)	Sep-2021	(46,742)	(46,868)	(126)
Ultra 10-Year U.S. Treasury Notes	(349)	Sep-2021	(50,663)	(50,589)	74

			(182,742)	(182,987)	(245)

			$120,914	$120,917	$3

Percentages are based on Net Assets of $4,548,557 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $290,328 ($ Thousands), representing 6.4% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

(D)	Refer to table below for details on Swaption Contracts.

Cl — Class

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

OTC — Over The Counter

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

USD — United States Dollar

268	SEI Institutional Investments Trust / Annual Report / May 31, 2021

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	3,892,242	–	3,892,242
U.S. Treasury Obligations	–	257,503	–	257,503
Municipal Bonds	–	242,777	–	242,777
Sovereign Debt	–	31,719	–	31,719
Asset-Backed Security	–	3,060	–	3,060
Cash Equivalent	60,077	–	–	60,077

Total Investments in Securities	60,077	4,427,301	–	4,487,378

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Swaption	–	128		128
Futures Contracts*
Unrealized Appreciation	551	–	–	551
Unrealized Depreciation	(548)	–	–	(548)

Total Other Financial Instruments	3	128	–	131

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 24,757	$ 1,454,071	$ (1,418,751)	$ —	$ —	$ 60,077	60,077,462	$ 6	$ —

Amounts designated as "—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	269

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund

†Percentages based on total investments

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 41.3%

Communication Services — 1.9%
AT&T
0.650%, VAR United States Secured Overnight Financing Rate+0.640%, 03/25/2024	$3,400	$3,408
Fox
3.666%, 01/25/2022	120	123
NTT Finance
0.373%, 03/03/2023 (A)	4,275	4,279
Verizon Communications
0.800%, VAR United States Secured Overnight Financing Rate+0.790%, 03/20/2026	1,200	1,222
0.510%, VAR United States Secured Overnight Financing Rate+0.500%, 03/22/2024	4,465	4,492
		13,524

Consumer Discretionary — 4.7%
7-Eleven
0.625%, 02/10/2023 (A)	5,690	5,697
American Honda Finance MTN
0.875%, 07/07/2023	550	556
BMW US Capital LLC
0.540%, VAR United States Secured Overnight Financing Rate+0.530%, 04/01/2024 (A)	2,085	2,098
Daimler Finance North America LLC
2.550%, 08/15/2022 (A)	3,650	3,746
2.200%, 10/30/2021 (A)	400	403

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Motor Credit LLC
1.463%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	$750	$748
General Motors Financial
3.450%, 01/14/2022	524	533
3.450%, 04/10/2022	1,450	1,482
3.200%, 07/06/2021	1,165	1,165
0.770%, VAR United States Secured Overnight Financing Rate+0.760%, 03/08/2024	1,000	1,007
Howard University
2.801%, 10/01/2023	575	592
2.638%, 10/01/2021	240	241
Hyundai Capital America
1.137%, VAR ICE LIBOR USD 3 Month+0.940%, 07/08/2021 (A)	725	725
Hyundai Capital America MTN
0.800%, 04/03/2023 (A)	1,445	1,445
Lennar
4.750%, 11/15/2022	1,245	1,307
4.125%, 01/15/2022	555	561
Nissan Motor Acceptance MTN
1.900%, 09/14/2021 (A)	700	703
1.078%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (A)	1,000	1,003
Nordstrom
2.300%, 04/08/2024 (A)	530	532
Starbucks
3.100%, 03/01/2023	1,150	1,203
Time Warner Cable
4.000%, 09/01/2021	1,681	1,685
Toyota Motor Credit MTN
0.340%, VAR United States Secured Overnight Financing Rate+0.330%, 01/11/2024	1,300	1,303
0.330%, VAR United States Secured Overnight Financing Rate+0.320%, 04/06/2023	1,000	1,002
VF
2.050%, 04/23/2022	2,056	2,088
Volkswagen Group of America Finance LLC
2.900%, 05/13/2022 (A)	850	870
2.700%, 09/26/2022 (A)	1,125	1,159
		33,854

Consumer Staples — 1.4%
Bayer US Finance II LLC
0.831%, VAR ICE LIBOR USD 3 Month+0.630%, 06/25/2021 (A)	1,800	1,801
Cargill
1.375%, 07/23/2023 (A)	475	485
Coca-Cola Europacific Partners
0.500%, 05/05/2023 (A)	2,400	2,397

270	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Conagra Brands
3.250%, 09/15/2022	$996	$1,032
Keurig Dr Pepper
0.750%, 03/15/2024	3,570	3,576
Mondelez International
0.625%, 07/01/2022	700	703
OhioHealth
1.119%, 11/15/2021	455	456
		10,450

Energy — 2.4%
Diamondback Energy
0.900%, 03/24/2023	1,850	1,851
El Paso Pipeline Partners Operating LLC
5.000%, 10/01/2021	170	171
Enbridge
0.410%, VAR United States Secured Overnight Financing Rate+0.400%, 02/17/2023	1,885	1,887
MPLX
1.285%, VAR ICE LIBOR USD 3 Month+1.100%, 09/09/2022	1,980	1,981
Phillips 66
3.700%, 04/06/2023	455	481
Pioneer Natural Resources
0.750%, 01/15/2024	3,415	3,419
0.550%, 05/15/2023	1,635	1,640
Regency Energy Partners
5.000%, 10/01/2022	1,315	1,376
Saudi Arabian Oil
1.250%, 11/24/2023 (A)	200	202
Saudi Arabian Oil MTN
2.750%, 04/16/2022 (A)	2,290	2,338
Southern Natural Gas LLC
0.625%, 04/28/2023 (A)	695	695
Sunoco Logistics Partners Operations
4.650%, 02/15/2022	1,150	1,183
Valero Energy
2.700%, 04/15/2023	375	390
		17,614

Financials — 18.2%
AIG Global Funding
0.800%, 07/07/2023 (A)	570	576
Aon
2.200%, 11/15/2022	55	56
Athene Global Funding
0.710%, VAR United States Secured Overnight Financing Rate+0.700%, 05/24/2024 (A)	1,820	1,824

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Aviation Capital Group LLC
0.856%, VAR ICE LIBOR USD 3 Month+0.670%, 07/30/2021 (A)	$945	$945
Bank of America
0.700%, VAR United States Secured Overnight Financing Rate+0.690%, 04/22/2025	1,600	1,613
Bank of America MTN
1.486%, VAR United States Secured Overnight Financing Rate+1.460%, 05/19/2024	475	484
0.851%, VAR ICE LIBOR USD 3 Month+0.650%, 06/25/2022	2,220	2,221
0.536%, VAR BSBY3M+0.430%, 05/28/2024	1,350	1,351
Bank of Montreal
0.361%, VAR United States Secured Overnight Financing Rate+0.350%, 12/08/2023	1,050	1,053
Bank of Montreal MTN
0.690%, VAR United States Secured Overnight Financing Rate+0.680%, 03/10/2023	2,765	2,791
Bank of New York Mellon MTN
0.270%, VAR United States Secured Overnight Financing Rate+0.260%, 04/26/2024	800	801
Bank of Nova Scotia
0.560%, VAR United States Secured Overnight Financing Rate+0.550%, 09/15/2023	3,325	3,346
Barclays Bank
1.700%, 05/12/2022	350	355
BPCE MTN
3.000%, 05/22/2022 (A)	2,469	2,534
Brighthouse Financial Global Funding MTN
0.770%, VAR United States Secured Overnight Financing Rate+0.760%, 04/12/2024 (A)	1,080	1,087
Canadian Imperial Bank of Commerce
0.810%, VAR United States Secured Overnight Financing Rate+0.800%, 03/17/2023	700	706
0.410%, VAR United States Secured Overnight Financing Rate+0.400%, 12/14/2023	4,215	4,222
Capital One Bank USA
2.014%, VAR United States Secured Overnight Financing Rate+0.616%, 01/27/2023	575	581

SEI Institutional Investments Trust / Annual Report / May 31, 2021	271

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Charles Schwab
0.510%, VAR United States Secured Overnight Financing Rate+0.500%, 03/18/2024	$1,000	$1,007
Citigroup
4.500%, 01/14/2022	1,450	1,488
2.312%, VAR United States Secured Overnight Financing Rate+0.867%, 11/04/2022	1,475	1,488
0.880%, VAR United States Secured Overnight Financing Rate+0.870%, 11/04/2022	3,730	3,740
0.679%, VAR United States Secured Overnight Financing Rate+0.669%, 05/01/2025	800	803
Citizens Bank
0.874%, VAR ICE LIBOR USD 3 Month+0.720%, 02/14/2022	515	517
CNA Financial
7.250%, 11/15/2023	500	581
Cooperatieve Rabobank UA
0.310%, VAR United States Secured Overnight Financing Rate+0.300%, 01/12/2024	1,225	1,228
Credit Suisse NY
0.460%, VAR United States Secured Overnight Financing Rate+0.450%, 02/04/2022	950	951
0.400%, VAR United States Secured Overnight Financing Rate+0.390%, 02/02/2024	5,105	5,087
Danske Bank
5.000%, 01/12/2022 (A)	850	873
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (A)	800	805
2.000%, 09/08/2021 (A)	1,026	1,031
Deutsche Bank NY
4.250%, 10/14/2021	1,450	1,470
Discover Bank
3.200%, 08/09/2021	3,000	3,009
Equitable Financial Life Global Funding
0.400%, VAR United States Secured Overnight Financing Rate+0.390%, 04/06/2023 (A)	1,400	1,402
Fifth Third Bank
0.616%, VAR ICE LIBOR USD 3 Month+0.440%, 07/26/2021	600	600
Fifth Third Bank MTN
1.800%, 01/30/2023	250	256
Goldman Sachs Group
5.750%, 01/24/2022	5,000	5,178

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.627%, VAR United States Secured Overnight Financing Rate+0.538%, 11/17/2023	$895	$897
0.441%, VAR United States Secured Overnight Financing Rate+0.430%, 03/08/2023	950	951
0.420%, VAR United States Secured Overnight Financing Rate+0.410%, 01/27/2023	950	951
HSBC Bank Canada
3.300%, 11/28/2021 (A)	1,085	1,101
0.950%, 05/14/2023 (A)	3,000	3,036
Intercontinental Exchange
2.350%, 09/15/2022	1,100	1,128
0.834%, VAR ICE LIBOR USD 3 Month+0.650%, 06/15/2023	5,285	5,288
JPMorgan Chase
0.895%, VAR United States Secured Overnight Financing Rate+0.885%, 04/22/2027	1,600	1,613
0.590%, VAR United States Secured Overnight Financing Rate+0.580%, 03/16/2024	4,455	4,482
0.545%, VAR United States Secured Overnight Financing Rate+0.535%, 06/01/2025	925	926
KeyBank
0.836%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2022	1,450	1,456
0.350%, VAR United States Secured Overnight Financing Rate+0.340%, 01/03/2024	725	725
Macquarie Bank MTN
0.441%, 12/16/2022 (A)	675	676
MassMutual Global Funding II
0.370%, VAR United States Secured Overnight Financing Rate+0.360%, 04/12/2024 (A)	1,000	1,002
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (A)	874	883
Metropolitan Life Global Funding I
0.900%, 06/08/2023 (A)	575	581
Metropolitan Life Global Funding I MTN
0.580%, VAR United States Secured Overnight Financing Rate+0.570%, 01/13/2023 (A)	825	831
Mitsubishi UFJ Financial Group
1.244%, VAR ICE LIBOR USD 3 Month+1.060%, 09/13/2021	800	802
Mizuho Financial Group
0.777%, VAR ICE LIBOR USD 3 Month+0.630%, 05/25/2024	1,200	1,206

272	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Morgan Stanley
0.731%, VAR United States Secured Overnight Financing Rate+0.616%, 04/05/2024	$600	$602
Morgan Stanley MTN
4.875%, 11/01/2022	1,450	1,540
2.750%, 05/19/2022	2,530	2,592
0.710%, VAR United States Secured Overnight Financing Rate+0.700%, 01/20/2023	1,175	1,178
MUFG Union Bank
0.731%, VAR ICE LIBOR USD 3 Month+0.600%, 03/07/2022	1,375	1,380
Nasdaq
0.445%, 12/21/2022	430	430
National Australia Bank
1.875%, 12/13/2022	350	359
National Bank of Canada
0.900%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.770%, 08/15/2023	850	856
Nationwide Building Society
2.000%, 01/27/2023 (A)	600	617
0.550%, 01/22/2024 (A)	750	750
NatWest Markets
0.540%, VAR United States Secured Overnight Financing Rate+0.530%, 08/12/2024 (A)	1,265	1,269
Nordea Bank ABP
1.000%, 06/09/2023 (A)	875	886
Pacific Life Global Funding II
0.500%, 09/23/2023 (A)	735	737
PNC Bank
1.743%, VAR ICE LIBOR USD 3 Month+0.323%, 02/24/2023	850	859
0.475%, VAR ICE LIBOR USD 3 Month+0.325%, 02/24/2023	3,130	3,137
Principal Life Global Funding II
0.460%, VAR United States Secured Overnight Financing Rate+0.450%, 04/12/2024 (A)	430	431
Protective Life Global Funding
1.082%, 06/09/2023 (A)	610	619
Royal Bank of Canada MTN
0.647%, VAR ICE LIBOR USD 3 Month+0.470%, 04/29/2022	2,595	2,606
0.460%, VAR United States Secured Overnight Financing Rate+0.450%, 10/26/2023	725	729
0.310%, VAR United States Secured Overnight Financing Rate+0.300%, 01/19/2024	1,225	1,225

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Santander Holdings USA
4.450%,12/03/2021	$279	$284
3.400%, 01/18/2023	675	704
Skandinaviska Enskilda Banken
0.550%, 09/01/2023 (A)	425	426
Societe Generale MTN
3.250%, 01/12/2022 (A)	821	836
Standard Chartered
2.744%, VAR ICE LIBOR USD 3 Month+1.200%, 09/10/2022 (A)	780	785
State Street
2.825%, VAR United States Secured Overnight Financing Rate+2.690%, 03/30/2023	1,365	1,394
Toronto-Dominion Bank
2.100%, 07/15/2022 (A)	1,870	1,909
Toronto-Dominion Bank MTN
0.490%, VAR United States Secured Overnight Financing Rate+0.480%, 01/27/2023	2,119	2,130
0.460%, VAR United States Secured Overnight Financing Rate+0.450%, 09/28/2023	725	728
0.365%, VAR United States Secured Overnight Financing Rate+0.355%, 03/04/2024	750	752
0.250%, 01/06/2023	2,790	2,790
0.250%, VAR United States Secured Overnight Financing Rate+0.240%, 01/06/2023	2,025	2,027
UBS
0.330%, VAR United States Secured Overnight Financing Rate+0.320%, 06/01/2023 (A)	3,650	3,654
UBS MTN
0.370%, VAR United States Secured Overnight Financing Rate+0.360%, 02/09/2024 (A)	850	852
UniCredit MTN
6.572%, 01/14/2022 (A)	515	534
USAA Capital
1.500%, 05/01/2023 (A)	890	909
Wells Fargo MTN
3.500%, 03/08/2022	334	342
3.450%, 02/13/2023	850	894
		131,347

Health Care — 2.4%
AbbVie
0.610%, VAR ICE LIBOR USD 3 Month+0.460%, 11/19/2021	1,450	1,452
AmerisourceBergen
0.737%, 03/15/2023	1,100	1,104

SEI Institutional Investments Trust / Annual Report / May 31, 2021	273

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Anthem
2.950%, 12/01/2022	$925	$959
AstraZeneca
0.300%, 05/26/2023	1,475	1,473
Bristol-Myers Squibb
0.537%, 11/13/2023	775	776
Cigna
3.050%, 11/30/2022	350	363
0.613%, 03/15/2024	570	571
CVS Health
2.125%, 06/01/2021	1,090	1,090
Gilead Sciences
0.332%, VAR ICE LIBOR USD 3 Month+0.150%, 09/17/2021	2,383	2,384
Illumina
0.550%, 03/23/2023	1,000	1,001
Royalty Pharma
0.750%, 09/02/2023 (A)	1,450	1,451
Stryker
0.600%, 12/01/2023	410	411
Utah Acquisition Sub
3.150%, 06/15/2021	2,350	2,352
Viatris
1.125%, 06/22/2022 (A)	2,275	2,290
		17,677

Industrials — 2.3%
Air Lease MTN
0.489%, VAR ICE LIBOR USD 3 Month+0.350%, 12/15/2022	1,200	1,200
Boeing
4.508%, 05/01/2023	350	374
2.700%, 05/01/2022	725	740
2.300%, 08/01/2021	695	697
1.167%, 02/04/2023	1,100	1,105
Caterpillar Financial Services MTN
0.411%, VAR ICE LIBOR USD 3 Month+0.280%, 09/07/2021	1,755	1,756
DAE Funding LLC
5.250%, 11/15/2021 (A)	850	861
Equifax
1.026%, VAR ICE LIBOR USD 3 Month+0.870%, 08/15/2021	735	736
Honeywell International
0.483%, 08/19/2022	1,920	1,922
Otis Worldwide
0.644%, VAR ICE LIBOR USD 3 Month+0.450%, 04/05/2023	4,065	4,065
PACCAR Financial MTN
0.800%, 06/08/2023	320	323
Penske Truck Leasing LP
3.650%, 07/29/2021 (A)	575	577

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Roper Technologies
0.450%, 08/15/2022	$280	$280
Siemens Financieringsmaatschappij
0.440%, VAR United States Secured Overnight Financing Rate+0.430%, 03/11/2024 (A)	1,375	1,383
TTX MTN
3.050%, 11/15/2022 (A)	700	727
		16,746

Information Technology — 0.9%
Fidelity National Information Services
0.375%, 03/01/2023	950	948
Hewlett Packard Enterprise
4.450%,10/02/2023	675	733
0.914%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	600	600
Microchip Technology
3.922%, 06/01/2021	2,134	2,134
0.972%, 02/15/2024 (A)	610	611
Micron Technology
2.497%, 04/24/2023	650	674
NXP BV
4.625%, 06/01/2023 (A)	650	702
Skyworks Solutions
0.900%, 06/01/2023	210	211
		6,613

Materials — 0.2%
International Flavors & Fragrances
0.697%, 09/15/2022 (A)	380	381
LYB International Finance III LLC
1.202%, VAR ICE LIBOR USD 3 Month+1.000%, 10/01/2023	875	877
		1,258

Real Estate — 0.4%
American Tower
2.250%, 01/15/2022	1,979	2,003
Public Storage
0.480%, VAR United States Secured Overnight Financing Rate+0.470%, 04/23/2024	750	750
		2,753

Sovereign — 1.5%
European Investment Bank
0.301%, VAR United States Secured Overnight Financing Rate+0.290%, 06/10/2022 (A)	4,895	4,905

274	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Inter-American Development Bank
0.270%, VAR United States Secured Overnight Financing Rate+0.260%, 09/16/2022	$3,645	$3,653
Inter-American Development Bank MTN
0.384%, VAR ICE LIBOR USD 3 Month+0.200%, 07/15/2021	1,588	1,588
International Bank for Reconstruction & Development MTN
0.140%, VAR United States Secured Overnight Financing Rate+0.130%, 01/13/2023	1,015	1,015
		11,161

Utilities — 5.0%
American Electric Power
0.656%, VAR ICE LIBOR USD 3 Month+0.480%, 11/01/2023	1,430	1,432
Atmos Energy
0.625%, 03/09/2023	1,000	1,001
CenterPoint Energy
0.660%, VAR United States Secured Overnight Financing Rate+0.650%, 05/13/2024	625	626
CenterPoint Energy Resources
0.700%, 03/02/2023	2,710	2,712
0.631%, VAR ICE LIBOR USD 3 Month+0.500%, 03/02/2023	1,550	1,551
Consolidated Edison of New York
0.601%, VAR ICE LIBOR USD 3 Month+0.400%, 06/25/2021	2,520	2,521
Dominion Energy
2.450%, 01/15/2023 (A)	800	825
0.714%, VAR ICE LIBOR USD 3 Month+0.530%, 09/15/2023	3,316	3,318
2.715%, 08/15/2021	155	156
DTE Energy
0.550%, 11/01/2022	875	877
Duke Energy Progress LLC
0.335%, VAR ICE LIBOR USD 3 Month+0.180%, 02/18/2022	1,450	1,450
Florida Power & Light
0.260%, VAR United States Secured Overnight Financing Rate+0.250%, 05/10/2023	1,275	1,276
NextEra Energy Capital Holdings
0.550%, VAR United States Secured Overnight Financing Rate+0.540%, 03/01/2023	3,235	3,245
0.420%, VAR ICE LIBOR USD 3 Month+0.270%, 02/22/2023	1,325	1,325
OGE Energy
0.703%, 05/26/2023	540	540

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ONE Gas
0.787%, VAR ICE LIBOR USD 3 Month+0.610%, 03/11/2023	$1,400	$1,401
PPL Capital Funding
3.500%, 12/01/2022	1,025	1,064
PPL Electric Utilities
0.443%, VAR ICE LIBOR USD 3 Month+0.250%, 09/28/2023	1,235	1,236
Puget Energy
6.000%, 09/01/2021	810	821
Southern California Edison
0.840%, VAR United States Secured Overnight Financing Rate+0.830%, 04/01/2024	2,320	2,331
0.454%, VAR ICE LIBOR USD 3 Month+0.270%, 12/03/2021	2,740	2,741
Southern California Gas
0.534%, VAR ICE LIBOR USD 3 Month+0.350%, 09/14/2023	1,795	1,795
Virginia Electric and Power
3.450%, 09/01/2022	1,600	1,649
		35,893

Total Corporate Obligations (Cost $297,920) ($ Thousands)		298,890

ASSET-BACKED SECURITIES — 31.1%

Automotive — 16.2%

American Credit Acceptance Receivables Trust, Ser 2018-2, CI D
4.070%, 07/10/2024 (A)	606	618
American Credit Acceptance Receivables Trust, Ser 2020-1, CI A
1.890%, 04/13/2023 (A)	46	46
American Credit Acceptance Receivables Trust, Ser 2020-4, CI A
0.530%, 03/13/2024 (A)	591	592
American Credit Acceptance Receivables Trust, Ser 2021-1, CI A
0.350%, 05/13/2024 (A)	1,038	1,038
American Credit Acceptance Receivables Trust, Ser 2021-1, CI B
0.610%, 03/13/2025 (A)	3,195	3,196
American Credit Acceptance Receivables Trust, Ser 2021-2, CI A
0.370%, 10/15/2024 (A)	715	715
American Credit Acceptance Receivables Trust, Ser 2021-2, CI B
0.680%, 05/13/2025 (A)	400	400

SEI Institutional Investments Trust / Annual Report / May 31, 2021	275

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Americredit Automobile Receivables Trust, Ser 2018-1, CI C
3.500%, 01/18/2024	$535	$548
AmeriCredit Automobile Receivables Trust, Ser 2020-2, CI A2A
0.600%, 12/18/2023	609	610
AmeriCredit Automobile Receivables Trust, Ser 2020-2, CI C
1.480%, 02/18/2026	2,145	2,184
AmeriCredit Automobile Receivables Trust, Ser 2020-3, CI A2
0.420%, 03/18/2024	2,277	2,280
AmeriCredit Automobile Receivables Trust, Ser 2020-3, CI C
1.060%, 08/18/2026	1,225	1,236
ARI Fleet Lease Trust, Ser 2020-A, Cl A2
1.770%, 08/15/2028 (A)	330	333
ARI Fleet Lease Trust, Ser 2020-A, Cl A3
1.800%, 08/15/2028 (A)	250	255
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/2030 (A)	300	300
Canadian Pacer Auto Receivables Trust, Ser 2020-1A, CI A2A
1.770%, 11/21/2022 (A)	288	289
CarMax Auto Owner Trust, Ser 2019-3, CI A2A
2.210%, 12/15/2022	19	19
CarMax Auto Owner Trust, Ser 2019-3, CI A2B
0.351%, VAR ICE LIBOR USD 1 Month+0.250%, 12/15/2022	80	80
CarMax Auto Owner Trust, Ser 2019-4, CI A2A
2.010%, 03/15/2023	453	455
CarMax Auto Owner Trust, Ser 2020-1, CI A2
1.870%, 04/17/2023	273	274
Carvana Auto Receivables Trust, Ser 2021-N1, CI A
0.700%, 01/10/2028	1,195	1,196
Carvana Auto Receivables Trust, Ser 2021-N2, CI A1
0.320%, 03/10/2028	290	290
Carvana Auto Receivables Trust, Ser 2021-N2, Cl B
0.750%, 03/10/2028	495	495
Carvana Auto Receivables Trust, Ser 2021-P1, CI A2
0.280%, 03/11/2024	855	856
Chesapeake Funding II LLC, Ser 2018-1A, CI A1
3.040%, 04/15/2030 (A)	525	526

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II LLC, Ser 2018-2A, CI A2
0.471%, VAR ICE LIBOR USD 1 Month+0.370%, 08/15/2030 (A)	$265	$265
Chesapeake Funding II LLC, Ser 2018-3A, CI A1
3.390%, 01/15/2031 (A)	329	337
Chesapeake Funding II LLC, Ser 2019-2A, CI A1
1.950%, 09/15/2031 (A)	857	867
Chesapeake Funding II LLC, Ser 2021-1A, CI A2
0.331%, VAR ICE LIBOR USD 1 Month+0.230%, 04/15/2033 (A)	651	651
CPS Auto Receivables Trust, Ser 2020-A, CI A
2.090%, 05/15/2023 (A)	87	87
CPS Auto Receivables Trust, Ser 2020-C, CI A
0.630%, 03/15/2024 (A)	417	418
CPS Auto Receivables Trust, Ser 2021-A, Cl A
0.350%, 01/16/2024 (A)	1,691	1,692
CPS Auto Receivables Trust, Ser 2021-A, Cl B
0.610%, 02/18/2025 (A)	895	897
CPS Auto Receivables Trust, Ser 2021-B, Cl A
0.370%, 03/17/2025 (A)	677	677
CPS Auto Receivables Trust, Ser 2021-B, CI B
0.810%, 12/15/2025 (A)	1,100	1,101
Credit Acceptance Auto Loan Trust, Ser 2019-3A, CI A
2.380%, 11/15/2028 (A)	2,175	2,221
Credit Acceptance Auto Loan Trust, Ser 2020-1A, CI A
2.010%, 02/15/2029 (A)	885	902
Credit Acceptance Auto Loan Trust, Ser 2021-3A, CI A
1.000%, 05/15/2030 (A)	570	571
Donlen Fleet Lease Funding 2 LLC, Ser 2021-2, CI A1
0.425%, VAR ICE LIBOR USD 1 Month+0.330%, 12/11/2034 (A)	1,315	1,316
Donlen Fleet Lease Funding 2 LLC, Ser 2021-2, CI A2
0.560%, 12/11/2034 (A)	1,010	1,012
Drive Auto Receivables Trust, Ser 2017-3, CI D
3.530%, 12/15/2023 (A)	327	330
Drive Auto Receivables Trust, Ser 2018-2, CI D
4.140%, 08/15/2024	557	569

276	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust, Ser 2019-4, CI B
2.230%, 01/16/2024	$749	$752
Drive Auto Receivables Trust, Ser 2020-1, CI A3
2.020%, 11/15/2023	322	323
Drive Auto Receivables Trust, Ser 2020-2, CI A2A
0.850%, 07/17/2023	105	105
Drive Auto Receivables Trust, Ser 2021-1, CI A2
0.360%, 12/15/2023	1,195	1,196
Drive Auto Receivables Trust, Ser 2021-1, CI B
0.650%, 07/15/2025	385	386
DT Auto Owner Trust, Ser 2019-2A, Cl C
3.180%, 02/18/2025 (A)	1,090	1,107
DT Auto Owner Trust, Ser 2019-4A, Cl A
2.170%, 05/15/2023 (A)	113	113
DT Auto Owner Trust, Ser 2019-4A, Cl B
2.360%, 01/16/2024 (A)	1,435	1,445
DT Auto Owner Trust, Ser 2020-1A, Cl A
1.940%, 09/15/2023 (A)	95	96
DT Auto Owner Trust, Ser 2020-2A, Cl A
1.140%, 01/16/2024 (A)	429	431
DT Auto Owner Trust, Ser 2020-2A, Cl B
2.080%, 03/16/2026 (A)	1,026	1,044
DT Auto Owner Trust, Ser 2020-3A, Cl A
0.540%, 04/15/2024 (A)	1,327	1,329
DT Auto Owner Trust, Ser 2020-3A, Cl B
0.910%, 12/16/2024 (A)	1,615	1,624
DT Auto Owner Trust, Ser 2021-1A, Cl A
0.350%, 01/15/2025 (A)	2,511	2,512
DT Auto Owner Trust, Ser 2021-1A, Cl B
0.620%, 09/15/2025 (A)	580	580
DT Auto Owner Trust, Ser 2021-2A, Cl A
0.410%, 03/17/2025 (A)	773	774
DT Auto Owner Trust, Ser 2021-2A, Cl B
0.810%, 01/15/2027 (A)	530	531
Enterprise Fleet Financing LLC, Ser 2018-2, CI A2
3.140%, 02/20/2024 (A)	171	172
Enterprise Fleet Financing LLC, Ser 2019-1, CI A2
2.980%, 10/20/2024 (A)	437	442
Enterprise Fleet Financing LLC, Ser 2019-2, CI A2
2.290%, 02/20/2025 (A)	440	448
Enterprise Fleet Financing LLC, Ser 2019-3, CI A2
2.060%, 05/20/2025 (A)	974	988

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC, Ser 2020-1, CI A2
1.780%, 12/22/2025 (A)	$1,522	$1,544
Enterprise Fleet Financing LLC, Ser 2020-2, CI A1
0.240%, 10/20/2021 (A)	48	48
Enterprise Fleet Funding LLC, Ser 2021-1, CI A2
0.440%, 12/21/2026 (A)	2,235	2,237
Exeter Automobile Receivables Trust, Ser 2018-3A, CI D
4.350%, 06/17/2024 (A)	645	665
Exeter Automobile Receivables Trust, Ser 2019-4A, CI B
2.300%, 12/15/2023 (A)	713	716
Exeter Automobile Receivables Trust, Ser 2020-1A, CI A
2.050%, 06/15/2023 (A)	22	22
Exeter Automobile Receivables Trust, Ser 2020-3A, CI A2
0.460%, 10/17/2022	537	537
Exeter Automobile Receivables Trust, Ser 2021-1A, CI A3
0.340%, 03/15/2024	850	850
Exeter Automobile Receivables Trust, Ser 2021-1A, CI B
0.500%, 02/18/2025	1,585	1,587
Exeter Automobile Receivables Trust, Ser 2021-2A, CI B
0.570%, 09/15/2025	1,275	1,275
First Investors Auto Owner Trust, Ser 2019-1A, Cl A
2.890%, 03/15/2024 (A)	40	40
First Investors Auto Owner Trust, Ser 2019- 2A, CI A
2.210%, 09/16/2024 (A)	231	233
First Investors Auto Owner Trust, Ser 2021-1A, Cl A
0.450%, 03/16/2026 (A)	2,626	2,630
Flagship Credit Auto Trust, Ser 2018-4, Cl A
3.410%, 05/15/2023 (A)	42	42
Flagship Credit Auto Trust, Ser 2019-1, Cl A
3.110%, 08/15/2023 (A)	52	52
Flagship Credit Auto Trust, Ser 2019-2, Cl A
2.830%, 10/16/2023 (A)	398	402
Flagship Credit Auto Trust, Ser 2019-3, Cl C
2.740%, 10/15/2025 (A)	1,000	1,036
Flagship Credit Auto Trust, Ser 2019-4, Cl A
2.170%, 06/17/2024 (A)	1,255	1,269
Flagship Credit Auto Trust, Ser 2020-1, Cl A
1.900%, 08/15/2024 (A)	359	363
Flagship Credit Auto Trust, Ser 2020-3, Cl A
0.700%, 04/15/2025 (A)	209	210

SEI Institutional Investments Trust / Annual Report / May 31, 2021	277

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Flagship Credit Auto Trust, Ser 2020-4, Cl A
0.530%, 04/15/2025 (A)	$1,218	$1,220
Flagship Credit Auto Trust, Ser 2021-1, Cl A
0.310%, 06/16/2025 (A)	1,244	1,244
Flagship Credit Auto Trust, Ser 2021-2, Cl B
0.930%, 06/15/2027 (A)	755	756
Ford Credit Auto Lease Trust, Ser 2019-A, CI A4
2.980%, 06/15/2022	393	394
Ford Credit Auto Lease Trust, Ser 2019-B, CI A4
2.270%, 11/15/2022	1,500	1,516
Ford Credit Auto Owner Trust, Ser 2016-2, CI A
2.030%, 12/15/2027 (A)	400	400
Foursight Capital Automobile Receivables Trust, Ser 2020-1, CI A2
1.970%, 09/15/2023 (A)	177	178
Foursight Capital Automobile Receivables Trust, Ser 2021-1, CI A2
0.400%, 08/15/2024 (A)	1,470	1,471
GLS Auto Receivables Issuer Trust, Ser 2019-4A, CI A
2.470%, 11/15/2023 (A)	151	153
GLS Auto Receivables Issuer Trust, Ser 2020-1A, CI A
2.170%, 02/15/2024 (A)	229	231
GLS Auto Receivables Issuer Trust, Ser 2020-3A, CI A
0.690%, 10/16/2023 (A)	221	221
GLS Auto Receivables Issuer Trust, Ser 2020-4A, CI A
0.520%, 02/15/2024 (A)	659	660
GLS Auto Receivables Issuer Trust, Ser 2021-1A, CI B
0.820%, 04/15/2025 (A)	1,235	1,237
GLS Auto Receivables Trust, Ser 2019-2A, CI A
3.060%, 04/17/2023 (A)	27	27
GM Financial Automobile Leasing Trust, Ser 2019-3, CI A3
2.030%, 06/20/2022	372	373
GM Financial Consumer Automobile Receivables Trust, Ser 2018-4, Cl A3
3.210%, 10/16/2023	387	392
Harley-Davidson Motorcycle Trust, Ser 2020-A, CI A2A
1.830%, 01/17/2023	118	118
Honda Auto Receivables Owner Trust, Ser 2020-2, CI A2
0.740%, 11/15/2022	102	102

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust, Ser 2019-A, CI A3
2.660%, 06/15/2023	$580	$586
JPMorgan Chase Bank, Ser 2020-1, Cl B
0.991%, 01/25/2028 (A)	1,164	1,167
JPMorgan Chase Bank, Ser 2020-2, Cl B
0.840%, 02/25/2028 (A)	2,298	2,302
Mercedes-Benz Auto Lease Trust, Ser 2020-A, CI A2
1.820%, 03/15/2022	33	33
Mercedes-Benz Auto Lease Trust, Ser 2020-B, CI A3
0.400%, 11/15/2023	1,515	1,518
Nissan Auto Receivables Owner Trust, Ser 2019-C, CI A3
1.930%, 07/15/2024	573	582
Prestige Auto Receivables Trust, Ser 2020-1A, CI A2
0.520%, 02/15/2024 (A)	1,118	1,118
Santander Consumer Auto Receivables Trust, Ser 2020-AA, CI A
1.370%, 10/15/2024 (A)	1,590	1,601
Santander Drive Auto Receivables Trust, Ser 2019-3, CI C
2.490%, 10/15/2025	750	762
Santander Drive Auto Receivables Trust, Ser 2020-2, CI B
0.960%, 11/15/2024	1,450	1,458
Santander Drive Auto Receivables Trust, Ser 2020-2, CI C
1.460%, 09/15/2025	300	304
Santander Drive Auto Receivables Trust, Ser 2020-3, CI A3
0.520%, 07/15/2024	1,500	1,503
Santander Drive Auto Receivables Trust, Ser 2020-4, CI A2
0.420%, 09/15/2023	1,009	1,009
Santander Drive Auto Receivables Trust, Ser 2020-4, CI C
1.010%, 01/15/2026	860	867
Santander Drive Auto Receivables Trust, Ser 2021-1, CI A2
0.290%, 11/15/2023	503	503
Santander Drive Auto Receivables Trust, Ser 2021-2, CI B
0.590%, 09/15/2025	410	411
Santander Retail Auto Lease Trust, Ser 2019-C, CI A2A
1.890%, 09/20/2022 (A)	353	354
Securitized Term Auto Receivables Trust, Ser 2019-1A, CI A3
2.986%, 02/27/2023 (A)	297	300

278	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Tesla Auto Lease Trust, Ser 2018-B, Cl A
3.710%, 08/20/2021 (A)	$87	$87
Tesla Auto Lease Trust, Ser 2019-A, Cl A2
2.130%, 04/20/2022 (A)	949	954
Tesla Auto Lease Trust, Ser 2020-A, Cl A2
0.550%, 05/22/2023 (A)	795	797
Tidewater Auto Receivables Trust, Ser 2020-AA, CI A2
1.390%, 08/15/2024 (A)	850	854
Tidewater Auto Receivables Trust, Ser 2020-AA, CI B
1.610%, 03/17/2025 (A)	1,405	1,420
Toyota Auto Receivables Owner Trust, Ser 2017-C, CI A4
1.980%, 12/15/2022	257	257
Toyota Auto Receivables Owner Trust, Ser 2018-B, CI A3
2.960%, 09/15/2022	65	66
UNIFY Auto Receivables Trust, Ser 2021-1A, CI A2
0.390%, 02/15/2024 (A)	1,560	1,561
United Auto Credit Securitization Trust, Ser 2020-1, CI A
0.850%, 05/10/2022 (A)	35	35
United Auto Credit Securitization Trust, Ser 2021-1, CI B
0.680%, 03/11/2024 (A)	2,025	2,026
Volkswagen Auto Loan Enhanced Trust, Ser 2020-1, CI A2A
0.930%, 12/20/2022	253	253
Westlake Automobile Receivables Trust, Ser 2018-3A, CI D
4.000%, 10/16/2023 (A)	1,675	1,708
Westlake Automobile Receivables Trust, Ser 2019-2A, CI A2B
0.571%, VAR ICE LIBOR USD 1 Month+0.470%, 02/15/2023 (A)	12	12
Westlake Automobile Receivables Trust, Ser 2019-2A, CI B
2.620%, 07/15/2024 (A)	550	553
Westlake Automobile Receivables Trust, Ser 2019-2A, CI C
2.840%, 07/15/2024 (A)	1,290	1,311
Westlake Automobile Receivables Trust, Ser 2019-3A, CI A2
2.150%, 02/15/2023 (A)	149	150
Westlake Automobile Receivables Trust, Ser 2019-3A, CI B
2.410%, 10/15/2024 (A)	2,130	2,151
Westlake Automobile Receivables Trust, Ser 2020-2A, CI A2A
0.930%, 02/15/2024 (A)	1,281	1,284

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2020-3A, CI A2
0.560%, 05/15/2024 (A)	$2,369	$2,375
Westlake Automobile Receivables Trust, Ser 2020-3A, CI B
0.780%, 11/17/2025 (A)	330	332
Westlake Automobile Receivables Trust, Ser 2021-1A, CI A2A
0.390%, 10/15/2024 (A)	745	746
Westlake Automobile Receivables Trust, Ser 2021-1A, CI B
0.640%, 03/16/2026 (A)	950	952
Wheels SPV 2 LLC, Ser 2020-1A, CI A2
0.510%, 08/20/2029 (A)	505	506
Wheels SPV 2 LLC, Ser 2021-1A, CI A
0.379%, VAR ICE LIBOR USD 1 Month+0.280%, 08/20/2029 (A)	2,576	2,576
World Omni Auto Receivables Trust, Ser 2020-B, CI A2A
0.550%, 07/17/2023	718	719
World Omni Automobile Lease Securitization Trust, Ser 2020-B, Cl A2
0.320%, 09/15/2023	335	335
World Omni Select Auto Trust, Ser 2018-1A, CI B
3.680%, 07/15/2023 (A)	65	65
World Omni Select Auto Trust, Ser 2019-A, CI A2A
2.060%, 08/15/2023	66	66
World Omni Select Auto Trust, Ser 2020-A, CI A2
0.470%, 06/17/2024	679	680
		116,802

Credit Cards — 0.6%

Capital One Multi-Asset Execution Trust, Ser 2019-A2, CI A2
1.720%, 08/15/2024	310	316
Mercury Financial Credit Card Master Trust, Ser 2021-1A, CI A
1.540%, 03/20/2026 (A)	1,225	1,230
Synchrony Card Funding LLC, Ser 2019-A1, CI A
2.950%, 03/15/2025	2,675	2,734
		4,280

Mortgage Related Securities — 0.0%

Accredited Mortgage Loan Trust, Ser 2004-4, CI A1A
0.772%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	98	98

SEI Institutional Investments Trust / Annual Report / May 31, 2021	279

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Other Asset-Backed Securities — 14.3%
Affirm Asset Securitization Trust, Ser 2020-Z1, CI A
3.460%, 10/15/2024 (A)	$240	$243
Affirm Asset Securitization Trust, Ser 2020-Z2, CI A
1.900%, 01/15/2025 (A)	618	623
Affirm Asset Securitization Trust, Ser 2021-A, CI A
0.880%, 08/15/2025 (A)	290	291
Affirm Asset Securitization Trust, Ser 2021-Z1, CI A
1.070%, 08/15/2025 (A)	1,095	1,096
Amur Equipment Finance Receivables IX LLC, Ser 2021-1A, CI A2
0.750%, 11/20/2026 (A)	1,070	1,071
Apidos CLO XII, Ser 2018-12A, CI AR
1.264%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (A)	925	924
Atlas Senior Loan Fund IX LLC, Ser 2018-9A, Cl A
1.058%, VAR ICE LIBOR USD 3 Month+0.870%, 04/20/2028 (A)	807	806
Avant Loans Funding Trust, Ser 2021-REV1, CI A
1.210%, 07/15/2030 (A)	610	610
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, CI A
3.500%, 10/28/2057 (A)(C)	332	335
Benefit Street Partners CLO X, Ser 2021-10A, CI X
0.788%, VAR ICE LIBOR USD 3 Month+0.600%, 04/20/2034 (A)	656	656
Carbone CLO, Ser 2017-1A, CI A1
1.328%, VAR ICE LIBOR USD 3 Month+1.140%, 01/20/2031 (A)	350	351
Carlyle Global Market Strategies CLO, Ser 2017-2A, CI AR
1.080%, VAR ICE LIBOR USD 3 Month+0.890%, 01/18/2029 (A)	285	285
Carlyle Global Market Strategies CLO, Ser 2018-1A, CI A1R2
1.160%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (A)	997	998
Carlyle Global Market Strategies CLO, Ser 2021-1A, CI AR3
0.690%, VAR ICE LIBOR USD 3 Month+0.980%, 07/20/2031 (A)	1,940	1,940
CCG Receivables Trust, Ser 2021-1, Cl A2
0.300%, 06/14/2027 (A)	345	345

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CIFC Funding, Ser 2017-1A, CI ARR
1.294%, VAR ICE LIBOR USD 3 Month+1.110%, 01/22/2031 (A)	$750	$751
CIFC Funding, Ser 2018-3A, CI AR
1.060%, VAR ICE LIBOR USD 3 Month+0.870%, 04/19/2029 (A)	850	849
CIFC Funding, Ser 2020-2A, CI AR2
1.194%, VAR ICE LIBOR USD 3 Month+1.010%, 04/15/2030 (A)	1,550	1,550
Cloud Pass-Through Trust, Ser 2019-1A, Cl CLOU
3.554%, 12/05/2022 (A)(C)	223	225
CNH Equipment Trust, Ser 2019-C, Cl A2
1.990%, 03/15/2023	463	464
CNH Equipment Trust, Ser 2020-A, Cl A2
1.080%, 07/17/2023	271	271
CNH Equipment Trust, Ser 2021-A, Cl A2
0.230%, 03/15/2024	715	715
Columbia Cent CLO, Ser 2018-27A, Cl A1
1.326%, VAR ICE LIBOR USD 3 Month+1.150%, 10/25/2028 (A)	710	711
Conn’s Receivables Funding LLC, Ser 2020-A, CI A
1.710%, 06/16/2025 (A)	237	237
Consumer Loan Underlying Bond CLUB Credit Trust, Ser 2020-P1, CI A
2.260%, 03/15/2028 (A)	293	295
Crossroads Asset Trust, Ser 2021-A, Cl A1
0.374%, 12/20/2021 (A)	865	865
Crossroads Asset Trust, Ser 2021-A, Cl A2
0.820%, 03/20/2024 (A)	805	806
Dell Equipment Finance Trust, Ser 2021-1, CI A2
0.330%, 05/22/2026 (A)	1,355	1,357
FCI Funding LLC, Ser 2021-1A, CI A
1.130%, 04/15/2033 (A)	453	453
Ford Credit Floorplan Master Owner Trust A, Ser 2018-3, CI A1
3.520%, 10/15/2023	850	861
Ford Credit Floorplan Master Owner Trust A, Ser 2019-2, CI B
3.250%, 04/15/2026	1,290	1,386
Galaxy XXIII CLO, Ser 2021-23A, CI AR
1.046%, VAR ICE LIBOR USD 3 Month+0.870%, 04/24/2029 (A)	1,440	1,440
GreatAmerica Leasing Receivables Funding LLC, Ser 2021-1, CI A2
0.270%, 06/15/2023 (A)	1,770	1,771
Hilton Grand Vacations Trust, Ser 2020-AA, CI A
2.740%, 02/25/2039 (A)	2,010	2,093

280	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Home Partners of America Trust, Ser 2017-1, CI B
1.451%, VAR ICE LIBOR USD 1 Month+1.350%, 07/17/2034 (A)	$1,000	$1,001
HPEFS Equipment Trust, Ser 2020-1A, Cl A2
1.730%, 02/20/2030 (A)	225	226
HPEFS Equipment Trust, Ser 2020-2A, Cl A2
0.650%, 07/22/2030 (A)	1,926	1,929
HPEFS Equipment Trust, Ser 2021-1A, Cl A2
0.270%, 03/20/2031 (A)	490	490
HPS Loan Management, Ser 2021-19, Cl XR
0.776%, VAR ICE LIBOR USD 3 Month+0.600%, 01/25/2034 (A)	1,015	1,015
John Deere Owner Trust, Ser 2021-A, Cl A2
0.200%, 12/15/2023	690	690
KKR CLO, Ser 2017-11, CI AR
1.364%, VAR ICE LIBOR USD 3 Month+1.180%, 01/15/2031 (A)	750	751
KKR CLO, Ser 2018-21, CI A
1.184%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	775	775
Kubota Credit Owner Trust, Ser 2020-2A, CI A2
0.410%, 06/15/2023 (A)	462	463
LCMXXIII, Ser 2020-23A, CI A 1R
1.258%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2029 (A)	940	940
LCMXXIV, Ser 2021-24A, CI AR
1.168%, VAR ICE LIBOR USD 3 Month+0.980%, 03/20/2030 (A)	1,000	1,000
Madison Park Funding XVII, Ser 2021-17A, CI AR2
1.186%, VAR ICE LIBOR USD 3 Month+1.000%, 07/21/2030 (A)	1,685	1,685
Madison Park Funding XXX, Ser 2018-30A, CI A
0.934%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (A)	1,350	1,349
Magnetite VII, Ser 2018-7A, CI A1R2
0.984%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (A)	1,241	1,242
Magnetite VIII, Ser 2018-8A, CI AR2
1.164%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (A)	685	686
Marlette Funding Trust, Ser 2019-1A, Cl A
3.440%, 04/16/2029 (A)	81	82
Marlette Funding Trust, Ser 2019-2A, Cl A
3.130%, 07/16/2029 (A)	91	92
Marlette Funding Trust, Ser 2019-3A, Cl A
2.690%, 09/17/2029 (A)	105	105
Marlette Funding Trust, Ser 2019-4A, Cl A
2.390%, 12/17/2029 (A)	245	246

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Marlette Funding Trust, Ser 2020-1A, Cl A
2.240%, 03/15/2030 (A)	$1,131	$1,133
Marlette Funding Trust, Ser 2020-2A, Cl A
1.020%, 09/16/2030 (A)	193	193
Marlette Funding Trust, Ser 2021-1A, Cl A
0.600%, 06/16/2031 (A)	385	385
MetLife Securitization Trust, Ser 2017-1A, CI A
3.000%, 04/25/2055 (A)(C)	162	166
Mill City Mortgage Loan Trust, Ser 2017-3, CI A1
2.750%, 01/25/2061 (A)(C)	305	310
MMAF Equipment Finance LLC, Ser 2018-A, CI A3
3.200%, 09/12/2022 (A)	934	940
MMAF Equipment Finance LLC, Ser 2019-A, CI A2
2.840%, 01/10/2022 (A)	—	—
MMAF Equipment Finance LLC, Ser 2019-B, CI A2
2.070%, 10/12/2022 (A)	180	181
MMAF Equipment Finance LLC, Ser 2020-BA, Cl A2
0.380%, 08/14/2023 (A)	1,070	1,071
Morgan Stanley Capital 1 Trust, Ser 2012-STAR, CI A1
2.084%, 08/05/2034 (A)	56	56
Nationstar HECM Loan Trust, Ser 2019-1A, CI A
2.651%, 06/25/2029 (A)(C)	83	84
Nationstar HECM Loan Trust, Ser 2019-2A, CI A
2.272%, 11/25/2029 (A)(C)	155	155
Navient Private Education Refi Loan Trust, Ser 2019-GA, CI A
2.400%, 10/15/2068 (A)	694	713
Navient Private Education Refi Loan Trust, Ser 2020-BA, CI A1
1.800%, 01/15/2069 (A)	15	15
Navient Private Education Refi Loan Trust, Ser 2020-CA, CI A1
0.851%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2068 (A)	1,894	1,897
Navient Private Education Refi Loan Trust, Ser 2020-DA, CI A
1.690%, 05/15/2069 (A)	1,635	1,654
Navient Private Education Refi Loan Trust, Ser 2021-A, CI A
0.840%, 05/15/2069 (A)	796	797
Navient Student Loan Trust, Ser 2018-1A, CI A2
0.442%, VAR ICE LIBOR USD 1 Month+0.350%, 03/25/2067 (A)	424	424

SEI Institutional Investments Trust / Annual Report / May 31, 2021	281

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2019-2A, CI A1
0.362%, VAR ICE LIBOR USD 1 Month+0.270%, 02/27/2068 (A)	$96	$96
Navistar Financial Dealer Note Master Trust, Ser 2020-1, CI A
1.042%, VAR ICE LIBOR USD 1 Month+0.950%, 07/25/2025 (A)	435	439
Neuberger Berman Loan Advisers CLO 25, Ser 2021-25A, CI AR
1.120%, VAR ICE LIBOR USD 3 Month+0.930%, 10/18/2029 (A)	2,065	2,065
New Residential Mortgage LLC, Ser 2018-FNT2, CI A
3.790%, 07/25/2054 (A)	273	273
NextGear Floorplan Master Owner Trust, Ser 2019-1A, CI A1
0.751%, VAR ICE LIBOR USD 1 Month+0.650%, 02/15/2024 (A)	1,140	1,144
NextGear Floorplan Master Owner Trust, Ser 2020-1A, CI A1
0.901%, VAR ICE LIBOR USD 1 Month+0.800%, 02/15/2025 (A)	2,250	2,273
Nissan Master Owner Trust Receivables, Ser 2019-A, CI A
0.661%, VAR ICE LIBOR USD 1 Month+0.560%, 02/15/2024	5,105	5,125
Nissan Master Owner Trust Receivables, Ser 2019-B, CI A
0.531%, VAR ICE LIBOR USD 1 Month+0.430%, 11/15/2023	500	501
NYCTLTrust, Ser 2019-A, CI A
2.190%, 11/10/2032 (A)	241	242
Octagon Investment Partners 30, Ser 2021-1A, CI A1R
1.188%, VAR ICE LIBOR USD 3 Month+1.000%, 03/17/2030 (A)	670	670
Octagon Investment Partners XVI, Ser 2018-1A, CI A1R
1.210%, VAR ICE LIBOR USD 3 Month+1.020%, 07/17/2030 (A)	350	350
Octagon Investment Partners XXI, Ser 2021-1A, CI XR3
0.804%, VAR ICE LIBOR USD 3 Month+0.650%, 02/14/2031 (A)	200	200
OHA Credit Funding 3, Ser 2021-3A, CI XR
0.000%, VAR ICE LIBOR USD 3 Month+0.600%, 07/02/2035 (A)(B)	750	750
Onemain Financial Issuance Trust, Ser 2018-1A, CI A
3.300%, 03/14/2029 (A)	314	315

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
OneMain Financial Issuance Trust, Ser 2019-1A, CI A
3.480%, 02/14/2031 (A)	$572	$572
OZLM VII, Ser 2018-7RA, CI A1R
1.200%, VAR ICE LIBOR USD 3 Month+1.010%, 07/17/2029 (A)	921	922
OZLM XII, Ser 2018-12A, CI A1R
1.236%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (A)	282	282
Palmer Square CLO, Ser 2018-3A, Cl A2
1.506%, VAR ICE LIBOR USD 3 Month+1.350%, 08/15/2026 (A)	820	820
PFS Financing, Ser 2018-F, CI A
3.520%, 10/15/2023 (A)	1,420	1,437
PFS Financing, Ser 2020-B, CI A
1.210%, 06/15/2024 (A)	695	701
PFS Financing, Ser 2020-F, CI A
0.930%, 08/15/2024 (A)	2,015	2,026
Regional Management Issuance Trust, Ser 2019-1, CI A
3.050%, 11/15/2028 (A)	175	177
SCF Equipment Leasing LLC, Ser 2020-1A, CI A2
0.680%, 10/20/2025 (A)	860	861
SCF Equipment Leasing LLC, Ser 2021-1A, CI A2
0.420%, 08/20/2026 (A)	1,730	1,731
Sequoia Infrastructure Funding I, Ser 2021-1A, CI A
1.595%, VAR ICE LIBOR USD 3 Month+1.400%, 04/15/2031 (A)	2,070	2,069
Shackleton CLO, Ser 2018-6RA, CI A
1.210%, VAR ICE LIBOR USD 3 Month+1.020%, 07/17/2028 (A)	616	616
SLM Student Loan Trust, Ser 2007-6, Cl A4
0.556%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	119	118
SMB Private Education Loan Trust, Ser 2020-A, CI A1
0.415%, VAR ICE LIBOR USD 1 Month+0.300%, 03/15/2027 (A)	403	403
SMB Private Education Loan Trust, Ser 2021-A, CI A1
0.601%, VAR ICE LIBOR USD 1 Month+0.500%, 01/15/2053 (A)	1,051	1,053
SoFi Consumer Loan Program LLC, Ser 2017-1, CI B
4.730%, 01/26/2026 (A)(C)	173	173
SoFi Consumer Loan Program Trust, Ser 2019-1, CI A
3.240%, 02/25/2028 (A)	16	16

282	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Consumer Loan Program Trust, Ser 2019-1, CI B
3.450%, 02/25/2028 (A)	$1,775	$1,788
SoFi Consumer Loan Program Trust, Ser 2019-2, CI A
3.010%, 04/25/2028 (A)	97	97
SoFi Consumer Loan Program Trust, Ser 2019-3, CI A
2.900%, 05/25/2028 (A)	322	324
SoFi Consumer Loan Program Trust, Ser 2019-4, CI A
2.450%, 08/25/2028 (A)	653	657
SoFi Consumer Loan Program Trust, Ser 2020-1, CI A
2.020%, 01/25/2029 (A)	543	548
SoFi Professional Loan Program Trust, Ser 2020-A, CI A1FX
2.060%, 05/15/2046 (A)	574	577
SOUND POINT CLO XVII, Ser 2021-3A, Cl A1R
1.168%, VAR ICE LIBOR USD 3 Month+0.980%, 10/20/2030 (A)	750	750
Structured Asset Investment Loan Trust, Ser 2005-6, CI M2
0.872%, VAR ICE LIBOR USD 1 Month+0.780%, 07/25/2035	1,219	1,219
Symphony CLO XIV, Ser 2019-14A, CI AR
1.136%, VAR ICE LIBOR USD 3 Month+0.950%, 07/14/2026 (A)	629	629
Towd Point Mortgage Trust, Ser 2015-5, CI A1B
2.750%, 05/25/2055 (A)(C)	13	13
Towd Point Mortgage Trust, Ser 2016-1, CI A1B
2.750%, 02/25/2055 (A)(C)	136	136
Towd Point Mortgage Trust, Ser 2016-3, CI A1
2.250%, 04/25/2056 (A)(C)	81	82
Towd Point Mortgage Trust, Ser 2016-4, CI A1
2.250%, 07/25/2056 (A)(C)	199	201
Towd Point Mortgage Trust, Ser 2017-1, CI A1
2.750%, 10/25/2056 (A)(C)	802	814
Towd Point Mortgage Trust, Ser 2017-2, CI A1
2.750%, 04/25/2057 (A)(C)	987	1,001
Towd Point Mortgage Trust, Ser 2017-4, CI A1
2.750%, 06/25/2057 (A)(C)	604	623
Towd Point Mortgage Trust, Ser 2017-5, CI A1
0.692%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	459	459

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2017-6, CI A1
2.750%, 10/25/2057 (A)(C)	$174	$179
Towd Point Mortgage Trust, Ser 2019-HY2, CI A1
1.092%, VAR ICE LIBOR USD 1 Month+1.000%, 05/25/2058 (A)	465	469
Transportation Finance Equipment Trust, Ser 2019-1, CI A2
1.900%, 01/24/2022 (A)	229	230
Tryon Park CLO, Ser 2018-1A, CI A1SR
1.074%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (A)	1,210	1,211
Upstart Securitization Trust, Ser 2019-2, CI A
2.897%, 09/20/2029 (A)	588	590
Upstart Securitization Trust, Ser 2020-3, CI A
1.702%, 11/20/2030 (A)	1,153	1,162
Upstart Securitization Trust, Ser 2021-2, CI A
0.910%, 06/20/2031 (A)	1,419	1,421
VERDE CLO, Ser 2021-1A, CI XR
0.934%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2032 (A)	700	700
Verizon Owner Trust, Ser 2020-B, Cl A
0.470%, 02/20/2025	1,010	1,014
Vibrant CLO VI, Ser 2021-6A, CI AR
0.000%, VAR ICE LIBOR USD 3 Month+0.950%, 06/20/2029 (A)(B)	1,250	1,250
Voya CLO, Ser 2017-1A, CI A1R
1.090%, VAR ICE LIBOR USD 3 Month+0.900%, 01/18/2029 (A)	396	397
Voya CLO, Ser 2020-1A, Cl AR
1.244%, VAR ICE LIBOR USD 3 Month+1.060%, 04/15/2031 (A)	650	651
Voya CLO, Ser 2021-1A, CI A1R
1.073%, VAR ICE LIBOR USD 3 Month+0.950%, 04/17/2030 (A)	1,000	1,000
Voya CLO, Ser 2021-2A, CI A1R
1.164%, VAR ICE LIBOR USD 3 Month+0.980%, 06/07/2030 (A)	2,275	2,274

		103,501

Total Asset-Backed Securities (Cost $224,361) ($ Thousands)		224,681

SEI Institutional Investments Trust / Annual Report / May 31, 2021	283

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 16.2%

Agency Mortgage-Backed Obligations — 4.0%
FHLMC
3.500%, 12/01/2034	$1,385	$1,493
0.350%, 11/24/2023	3,000	3,000
0.340%, 12/11/2023	4,000	4,000
0.320%, 10/20/2022	2,850	2,851
0.200%, 12/30/2022	3,400	3,399
FHLMC ARM
2.367%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.025%, 02/01/2030	12	12
1.858%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.632%, 02/01/2022	—	—
FHLMC CMO, Ser 2011-3896, CI PA
4.000%, 03/15/2040	33	33
FHLMC CMO, Ser 2011-3903, CI QC
2.250%, 03/15/2041	29	30
FHLMC CMO, Ser 2012-4030, CI AN
1.750%, 04/15/2027	602	614
FHLMC CMO, Ser 2013-4159, CI LA
3.500%, 02/15/2040	465	474
FHLMC CMO, Ser 2013-4272, CI YG
2.000%, 11/15/2026	587	599
FHLMC CMO, Ser 2014-4297, CI CA
3.000%, 12/15/2030	327	333
FHLMC CMO, Ser 2014-4379, CI CB
2.250%, 04/15/2033	220	226
FHLMC CMO, Ser 2014-4385, CI Q
3.000%, 07/15/2039	301	303
FHLMC CMO, Ser 2014-4387, CI DA
3.000%, 01/15/2032	393	403
FHLMC CMO, Ser 2014-4390, CI NC
3.000%, 05/15/2039	114	115
FHLMC CMO, Ser 2018-4818, CI BD
3.500%, 03/15/2045	1,378	1,425
FHLMC Multifamily Structured Pass Through Certificates, Ser KPLB, CI A
2.770%, 05/25/2025	700	754
FHLMC Multifamily Structured Pass-Through
Certificates, Ser K037, Cl A1
2.592%, 04/25/2023	1,016	1,038
FNMA
6.000%, 01/01/2027 to 04/01/2040	124	146
5.500%, 12/01/2023 to 12/01/2024	131	134
5.000%, 02/01/2023 to 03/01/2025	13	14
3.000%, 10/01/2030	420	447
FNMA ARM
2.507%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.111%, 11/01/2023	—	—

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.452%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.045%, 05/01/2028	$—	$—
2.340%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.215%, 01/01/2029	5	5
2.253%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.120%, 11/01/2025	1	1
2.073%, VAR ICE LIBOR USD 6 Month+1.823%, 09/01/2024	10	10
2.022%, VAR ICE LIBOR USD 6 Month+1.772%, 09/01/2024	5	5
FNMA CMO, Ser 1993-58, CI H
5.500%, 04/25/2023	1	1
FNMA CMO, Ser 2001-33, CI FA
0.542%, VAR ICE LIBOR USD 1 Month+0.450%, 07/25/2031	5	5
FNMA CMO, Ser 2002-64, CI FG
0.348%, VAR ICE LIBOR USD 1 Month+0.250%, 10/18/2032	1	1
FNMA CMO, Ser 2011-18, CI LA
4.000%, 08/25/2039	24	24
FNMA CMO, Ser 2011-87, CI JA
3.000%, 06/25/2040	237	240
FNMA CMO, Ser 2012-121, CI GA
1.750%, 08/25/2039	140	140
FNMA CMO, Ser 2012-6, CI E
3.000%, 05/25/2037	114	114
FNMA CMO, Ser 2013-100, CI CA
4.000%, 03/25/2039	7	7
FNMA CMO, Ser 2013-97, CI KA
3.000%, 11/25/2031	79	82
FNMA CMO, Ser 2016-99, CI H
3.000%, 08/25/2043	1,544	1,590
FNMA REMICS CMO, Ser 2012-137, CI UE
1.750%, 09/25/2041	387	398
FNMA REMICS CMO, Ser 2015-46, CI BA
3.000%, 05/25/2041	243	247
FNMA, Ser 2012-M4, CI 1A2
2.976%, 04/25/2022 (C)	160	161
FNMA, Ser 2012-M9, CI A2
2.482%, 04/25/2022	135	136
FNMA, Ser 2017-M13, CI FA
0.516%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	142	142
FREMF Mortgage Trust, Ser 2013-K32, Cl B
3.538%, 10/25/2046 (A)(C)	1,000	1,056
GNMA CMO, Ser 2010-151, CI KA
3.000%, 09/16/2039	59	60
GNMA CMO, Ser 2011-158, CI CA
3.000%, 10/20/2026	464	476

284	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2013-124, CI CP
2.500%, 06/20/2041	$51	$51
GNMA CMO, Ser 2013-190, CI GA
2.500%, 11/20/2038	194	197
GNMA CMO, Ser 2015-119, Cl TG
1.800%, 05/20/2041	736	742
GNMA CMO, Ser 2015-56, CI LB
1.500%, 04/16/2040	771	779
Mortgage-Linked Amortizing Notes, Ser 2012-1, CI A10
2.060%, 01/15/2022	204	206

		28,719

Non-Agency Mortgage-Backed Obligations — 12.2%
Angel Oak Mortgage Trust I LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048 (A)(C)	128	129
Angel Oak Mortgage Trust I LLC, Ser 2019-1, CI A1
3.920%, 11/25/2048 (A)(C)	306	311
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (A)(C)	446	452
Angel Oak Mortgage Trust I LLC, Ser 2019-4, CI A1
2.993%, 07/26/2049 (A)(C)	334	337
Angel Oak Mortgage Trust, Ser 2020-1, CI A1
2.466%, 12/25/2059 (A)(C)	103	104
Angel Oak Mortgage Trust, Ser 2020-2, CI A1A
2.531%, 01/26/2065 (A)(C)	612	623
Angel Oak Mortgage Trust, Ser 2020-3, CI A1
1.691%, 04/25/2065 (A)(C)	956	966
Angel Oak Mortgage Trust, Ser 2020-4, CI A1
1.469%, 06/25/2065 (A)(C)	593	596
Angel Oak Mortgage Trust, Ser 2020-R1, CI A1
0.990%, 04/25/2053 (A)(C)	770	771
Angel Oak Mortgage Trust, Ser 2021-1, Cl A1
0.909%, 01/25/2066 (A)(C)	1,659	1,656
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048 (A)(C)	352	358
Banc of America Commercial Mortgage Securities Trust, Ser 2016-UB10, Cl A2
2.723%, 07/15/2049	513	515
Banc of America Mortgage Securities, Ser 2005-F, CI 2A2
3.148%, 07/25/2035 (C)	55	55

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Mortgage Securities, Ser 2005-J, CI 2A1
2.554%, 11/25/2035 (C)	$8	$7
BBCMS Mortgage Trust, Ser 2020-C8, Cl A1
0.601%, 10/15/2053	880	881
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, CI 2A1
3.017%, 06/25/2035 (C)	30	30
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, CI 3A1
2.684%, 08/25/2035 (C)	64	65
BFLD Trust, Ser 2020-OBRK, CI A
2.151%, VAR ICE LIBOR USD 1 Month+2.050%, 11/15/2028 (A)	840	851
BRAVO Residential Funding Trust, Ser 2020- NQM1, CI A1
1.449%, 05/25/2060 (A)(C)	577	582
Bunker Hill Loan Depositary Trust, Ser 2020-1, CI A1
1.724%, 02/25/2055 (A)(C)	372	377
BWAY Mortgage Trust, Ser 2013-1515, Cl A1
2.809%, 03/10/2033 (A)	378	393
BX Commercial Mortgage Trust, Ser 2018-IND, CI A
0.851%, VAR LIBOR USD 1 Month+0.750%, 11/15/2035 (A)	156	156
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
1.181%, VAR ICE LIBOR USD 1 Month+1.080%, 10/15/2036 (A)	1,077	1,079
BX Commercial Mortgage Trust, Ser 2019-XL, CI A
1.021%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (A)	2,216	2,218
BX Commercial Mortgage Trust, Ser 2021-VINO, CI A
0.762%, VAR ICE LIBOR USD 1 Month+0.652%, 05/15/2038 (A)	1,025	1,024
BX Commerical Mortgage Trust, Ser 2021-MFM1, Cl B
1.051%, VAR ICE LIBOR USD 1 Month+0.950%, 01/15/2034 (A)	1,370	1,370
CHC Commercial Mortgage Trust, Ser 2019-CHC, CI A
1.221%, VAR ICE LIBOR USD 1 Month+1.120%, 06/15/2034 (A)	1,272	1,273
CHL Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
0.632%, VAR ICE LIBOR USD 1 Month+0.540%, 02/25/2035	13	13
CIM Trust, Ser 2017-7, CI A
3.000%, 04/25/2057 (A)(C)	367	374

SEI Institutional Investments Trust / Annual Report / May 31, 2021	285

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, CI 1A
2.895%, 09/25/2034 (C)	$12	$12
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
2.779%, 03/25/2036 (C)	65	57
Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
2.990%, 02/25/2058 (A)(C)	363	377
Citigroup Mortgage Loan Trust, Ser 2019-IMC1, CI A1
2.720%, 07/25/2049 (A)(C)	132	134
Cold Storage Trust, Ser 2020-ICE5, Cl A
1.001%, VAR ICE LIBOR USD 1 Month+0.900%, 11/15/2037 (A)	1,617	1,626
COLT Funding LLC, Ser 2021-3R, CI A1
1.051%, 12/25/2064 (A)(C)	1,018	1,019
COLT Mortgage Loan Trust, Ser 2019-3, CI A1
2.764%, 08/25/2049 (A)(C)	87	87
COLT Mortgage Loan Trust, Ser 2020-1, CI A1
2.488%, 02/25/2050 (A)(C)	261	263
COLT Mortgage Loan Trust, Ser 2020-1R, CI A1
1.255%, 09/25/2065 (A)(C)	641	643
COLT Mortgage Loan Trust, Ser 2020-2, CI A1
1.853%, 03/25/2065 (A)(C)	743	748
COLT Mortgage Loan Trust, Ser 2020-2R, CI A1
1.325%, 10/26/2065 (A)(C)	560	561
COLT Mortgage Loan Trust, Ser 2020-3, CI A1
1.506%, 04/27/2065 (A)(C)	361	363
COLT Mortgage Loan Trust, Ser 2021-2R, CI A1
0.798%, 07/27/2054 (A)(C)	635	633
COLT Mortgage Pass-Through Certificates, Ser 2021-1R, CI A1
0.857%, 05/25/2065 (A)(C)	1,261	1,260
COMM Mortgage Trust, Ser 2014-UBS5, CI A2
3.031%, 09/10/2047	50	50
COMM Mortgage Trust, Ser 2021-LBA, Cl B
1.051%, VAR ICE LIBOR USD 1 Month+0.950%, 03/15/2038 (A)	2,470	2,470
COMM Mortgage Trust, Ser CR22, Cl A2
2.856%, 03/10/2048	260	260
COMM Mortgage Trust, Ser CR23, Cl A2
2.852%, 05/10/2048	447	447

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Core Mortgage Trust, Ser 2019-CORE, Cl A
0.981%, VAR ICE LIBOR USD 1 Month+0.880%, 12/15/2031 (A)	$730	$730
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, CI A
1.081%, VAR ICE LIBOR USD 1 Month+0.980%, 05/15/2036 (A)	745	747
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, CI B
1.331%, VAR LIBOR USD 1 Month+1.230%, 05/15/2036 (A)	2,180	2,182
CSMC Trust, Ser 2021-AFC1, CI A1
0.830%, 03/25/2056 (A)(C)	769	768
CSMC, Ser 2021-NQM1, CI A1
0.809%, 05/25/2065 (A)(C)	1,149	1,148
CSMC, Ser 2021-NQM3, CI A1
1.015%, 04/25/2066 (A)(C)	1,405	1,406
Deephaven Residential Mortgage Trust, Ser 2017-1A, CI A1
2.725%, 12/26/2046 (A)(C)	6	6
Deephaven Residential Mortgage Trust, Ser 2017-2A, CI A1
2.453%, 06/25/2047 (A)(C)	27	27
Deephaven Residential Mortgage Trust, Ser 2019-3A, CI A1
2.964%, 07/25/2059 (A)(C)	278	279
Deephaven Residential Mortgage Trust, Ser 2019-4A, CI A1
2.791%, 10/25/2059 (A)(C)	663	669
Deephaven Residential Mortgage Trust, Ser 2020-2, CI A1
1.692%, 05/25/2065 (A)	480	481
Deephaven Residential Mortgage Trust, Ser 2021-1, CI A1
0.715%, 05/25/2065 (A)(C)	461	461
Ellington Financial Mortgage Trust, Ser 2020-2, CI A1
1.178%, 10/25/2065 (A)(C)	190	190
Ellington Financial Mortgage Trust, Ser 2021-1, CI A1
0.797%, 02/25/2066 (A)(C)	278	278
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, CI M3
4.792%, VAR ICE LIBOR USD 1 Month+4.700%, 04/25/2028	1,786	1,850
FNMA Connecticut Avenue Securities, Ser 2016-C03, CI 2M2
5.992%, VAR ICE LIBOR USD 1 Month+5.900%, 10/25/2028	706	746
FNMA Connecticut Avenue Securities, Ser 2018-C03, CI 1EA2
0.942%, VAR ICE LIBOR USD 1 Month+0.850%, 10/25/2030	180	180

286	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Galton Funding Mortgage Trust, Ser 2018-1, CI A43
3.500%, 11/25/2057 (A)(C)	$276	$277
GCAT Trust, Ser 2020-NQM2, CI A1
1.555%, 04/25/2065 (A)	350	353
GCAT Trust, Ser 2021-CM1, CI A
1.469%, 04/25/2065	1,858	1,858
GCAT Trust, Ser 2021-NQM1, CI A1
0.874%, 01/25/2066 (A)(C)	983	981
GMAC Mortgage Loan Trust, Ser 2005-AR6, CI 2A1
3.317%, 11/19/2035 (C)	109	108
GS Mortgage Securities Trust, Ser 2016-GS4, CI A2
2.905%, 11/10/2049	1,465	1,472
GS Mortgage Securities Trust, Ser 2021-RENT, CI A
0.797%, VAR ICE LIBOR USD 1 Month+0.700%, 11/21/2035 (A)	1,050	1,050
GSR Mortgage Loan Trust, Ser 2005-AR4, CI 2A1
2.741%, 07/25/2035 (C)	123	90
GSR Mortgage Loan Trust, Ser 2007-AR2, CI 1A1
2.848%, 05/25/2037 (C)	105	78
Impac CMB Trust, Ser 2004-9, Cl 1A1
0.852%, VAR ICE LIBOR USD 1 Month+0.760%, 01/25/2035	30	31
Impac CMB Trust, Ser 2005-2, Cl 1A1
0.612%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	34	34
Impac CMB Trust, Ser 2005-3, Cl A1
0.572%, VAR ICE LIBOR USD 1 Month+0.480%, 08/25/2035	34	33
Impac CMB Trust, Ser 2005-5, Cl A1
0.732%, VAR ICE LIBOR USD 1 Month+0.320%, 08/25/2035	26	27
Impac CMB Trust, Ser 2005-8, Cl 1A
0.612%, VAR ICE LIBOR USD 1 Month+0.520%, 02/25/2036	83	79
JPMorgan Chase Commercial Mortgage Securities, Ser 2021-MHC, CI A
0.901%, VAR ICE LIBOR USD 1 Month+0.800%, 04/15/2038 (A)	1,235	1,236
JPMorgan Mortgage Trust, Ser 2005-A6, CI 7A1
3.196%, 08/25/2035 (C)	32	30
JPMorgan Mortgage Trust, Ser 2007-A3, CI 1A1
3.118%, 05/25/2037 (C)	64	61

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2018-7FRB, CI A2
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (A)	$313	$313
JPMorgan Wealth Management, Ser 2021-CL1, Cl Ml
1.310%, VAR SOFR30A+1.300%, 03/25/2051 (A)	1,298	1,298
KKR Industrial Portfolio Trust, Ser 2021-KDIP, CI A
0.651%, VAR ICE LIBOR USD 1 Month+0.550%, 12/15/2037 (A)	2,000	1,999
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
0.901%, VAR LIBOR USD 1 Month+0.800%, 05/15/2036 (A)	290	290
LSTAR Commercial Mortgage Trust, Ser 2016-4, CI A2
2.579%, 03/10/2049 (A)	2,467	2,504
LSTAR Securities Investment, Ser 2019-4, CI A1
2.592%, VAR ICE LIBOR USD 1 Month+2.500%, 05/01/2024 (A)	536	529
Mello Warehouse Securitization Trust, Ser 2021-2, CI A
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2055 (A)	2,045	2,046
Merit, Ser 2020-HILL, CI A
1.251%, VAR ICE LIBOR USD 1 Month+1.150%, 08/15/2037 (A)	2,105	2,114
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, CI 2A1
3.121%, 06/25/2037 (C)	74	63
MFA Trust, Ser 2017-RPL1, CI A1
2.588%, 02/25/2057 (A)(C)	64	65
MFA Trust, Ser 2020-NQM1, CI A1
1.479%, 03/25/2065	281	283
MFA Trust, Ser 2020-NQM3, CI A1
1.014%, 01/26/2065 (A)(C)	380	381
MFA Trust, Ser 2021-INV1, CI A1
0.852%, 01/25/2056 (A)(C)	752	750
MHC Commercial Mortgage Trust, Ser 2021-MHC, CI B
1.251%, VAR ICE LIBOR USD 1 Month+1.101%, 04/15/2038 (A)	4,075	4,076
Mill City Mortgage Loan Trust, Ser 2018-1, CI A1
3.250%, 05/25/2062 (A)(C)	181	186
Mill City Mortgage Loan Trust, Ser 2018-2, CI A1
3.500%, 05/25/2058 (A)(C)	532	546
Mill City Mortgage Loan Trust, Ser 2021-NMR1, CI A1
1.125%, 11/25/2060 (A)(C)	582	586

SEI Institutional Investments Trust / Annual Report / May 31, 2021	287

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Mortgage Repurchase Agreement Financing Trust, Ser 2021-1, CI A1
0.595%, VAR ICE LIBOR USD 1 Month+0.500%, 03/10/2022 (A)	$2,275	$2,275
MortgageIT Trust, Ser 2005-5, Cl A1
0.612%, VAR ICE LIBOR USD 1 Month+0.520%, 12/25/2035	78	78
MTRO Commercial Mortgage Trust, Ser 2019-TECH, CI A
1.001%, VAR LIBOR USD 1 Month+0.900%, 12/15/2033 (A)	775	774
New Residential Mortgage LLC, Ser 2018-FNT1, Cl A
3.610%, 05/25/2023 (A)	317	318
New Residential Mortgage Loan Trust, Ser 2017-3A, CI A1
4.000%, 04/25/2057 (A)(C)	238	255
New Residential Mortgage Loan Trust, Ser 2017-6A, CI A1
4.000%,08/27/2057 (A)(C)	574	616
New Residential Mortgage Loan Trust, Ser 2018-1A, CI A1
4.000%, 09/25/2057 (A)(C)	265	280
New Residential Mortgage Loan Trust, Ser 2019-NQM4, CI A1
2.492%, 09/25/2059 (A)(C)	197	200
New Residential Mortgage Loan Trust, Ser 2020-NQM1, CI A1
2.464%, 01/26/2060 (A)(C)	757	770
New Residential Mortgage Loan Trust, Ser 2020-NQM2, CI A1
1.650%, 05/24/2060 (A)(C)	365	369
New Residential Mortgage Loan Trust, Ser 2021-NQ2R, CI A1
0.941%, 09/25/2058 (A)(C)	435	437
OBX Trust, Ser 2018-1, CI A2
0.742%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (A)	48	48
OBX Trust, Ser 2018-EXP2, CI 2A1A
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 07/25/2058 (A)	110	110
Paragon Mortgages, Ser 2006-12A, Cl A2C
0.376%, VAR ICE LIBOR USD 3 Month+0.220%, 11/15/2038 (A)	95	92
Residential Funding Mortgage Securities, Ser 2007-SA3, CI 2A1
4.426%, 07/27/2037 (C)	77	67
Residential Mortgage Loan Trust, Ser 2020-1, CI A1
2.376%, 02/25/2024 (A)(C)	204	208
RMF Buyout Issuance Trust, Ser 2020-1, Cl A
2.158%, 02/25/2030 (A)(C)	269	270

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.639%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	$11	$11
Sequoia Mortgage Trust, Ser 2017-CH2, CI A10
4.000%, 12/25/2047 (A)(C)	1	1
Sequoia Mortgage Trust, Ser 2018-CH3, CI A1
4.500%, 08/25/2048 (A)(C)	144	147
Spruce Hill Mortgage Loan Trust, Ser 2019-SH1, CI A1
3.395%, 04/29/2049 (A)(C)	160	162
STAR Trust, Ser 2021-1, CI A1
1.219%, 05/25/2065 (A)(C)	867	870
Starwood Mortgage Residential Trust, Ser 2020-1, CI A1
2.275%, 02/25/2050 (A)(C)	358	363
Starwood Mortgage Residential Trust, Ser 2020-3, CI A1
1.486%, 04/25/2065 (A)(C)	223	226
Starwood Mortgage Residential Trust, Ser 2021-2, CI A1
0.943%, 05/25/2065 (A)(C)	472	472
TTAN, Ser 2021-MHC, CI A
0.951%, VAR ICE LIBOR USD 1 Month+0.850%, 03/15/2038 (A)	1,085	1,086
TTAN, Ser 2021-MHC, CI B
1.201%, VAR ICE LIBOR USD 1 Month+1.100%, 03/15/2038 (A)	700	701
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, CI A3
3.595%, 01/10/2045	716	718
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059 (A)	333	338
Verus Securitization Trust, Ser 2019-INV3, CI A1
2.692%, 11/25/2059 (A)(C)	314	320
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060 (A)	158	160
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065 (A)	426	431
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066 (A)(C)	619	618
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/2066 (A)(C)	808	807
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066 (A)(C)	735	736
Verus Securitization Trust, Ser 2021-R1, CI A1
0.820%, 10/25/2063 (A)(C)	1,363	1,357
Verus Securitization Trust, Ser 2021-R2, CI A1
0.918%, 02/25/2064 (A)(C)	1,269	1,272

288	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2021-R3, CI A1
1.020%, 04/25/2064 (A)(C)	$940	$941
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, CI 1A1
2.930%, 03/25/2036 (C)	113	113
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, CI AS
3.539%, 10/15/2045	620	640
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS2, CI A2
3.020%, 07/15/2058	738	754
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, CI ASB
3.324%, 01/15/2059	561	592
Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, CI A2
3.118%, 01/15/2060	805	812

		88,366

Total Mortgage-Backed Securities (Cost $116,757) ($ Thousands)		117,085

U.S. TREASURY OBLIGATIONS — 6.9%
U.S. Treasury Bills
0.110%, 12/30/2021 (D)	7,700	7,699
U.S. Treasury Notes
1.750%, 09/30/2022	25,330	25,884
1.625%, 12/31/2021	16,470	16,619

Total U.S. Treasury Obligations (Cost $50,095) ($ Thousands)		50,202

COMMERCIAL PAPER (D) — 3.8%
Arabella Fin
0.275%, 06/16/2021	3,050	3,050
Arizona Pub
0.080%, 06/04/2021	2,500	2,500
BASF SE
0.190%, 06/28/2021	5,975	5,974
Credit Agricole Corp
0.030%, 06/01/2021	6,500	6,500
HSBC USA Inc
0.402%, 02/04/2022	4,900	4,888
Nationalwest Markets PLC
0.351%, 02/22/2022	4,800	4,792
Total Commercial Paper (Cost $27,698) ($ Thousands)		27,704

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 2.3%

California — 0.5%
California State, Community College Districts, GO
0.250%, 12/30/2021	$1,585	$1,585
California State, GO Callable 10/01/2021 @ 100
0.866%, 04/01/2047 (E)	1,150	1,151
California State, Infrastructure & Economic Development Bank, AMT, RB
0.450%, 01/01/2050 (A)(E)	965	965
University of California, Ser BF, RB
0.455%, 05/15/2022	230	231

		3,932

Illinois — 0.0%
Chicago, Transit Authority, Ser B, RB
1.838%, 12/01/2023	145	148

Nevada — 0.1%
Nevada State, Department of Business & Industry, AMT, RB
0.500%, 01/01/2050 (A)(E)	405	405

New York — 0.5%
Long Island, Power Authority, Ser C, RB Callable 07/06/2021 @ 100
0.659%, 03/01/2022	790	790
New York, Transportation Development, RB
1.360%, 12/01/2021	535	537
Port Authority of New York & New Jersey, Ser 208, RB
2.667%, 09/15/2021	2,380	2,397

		3,724

Oklahoma — 0.2%
Oklahoma State, Turnpike Authority, RB
0.491%, 01/01/2022	1,575	1,577

South Carolina — 0.4%
South Carolina State, Public Service Authority, Ser E, RB
3.722%, 12/01/2023	2,470	2,655

Texas — 0.6%
Central Texas, Turnpike System, Ser B, RB
1.980%, 08/15/2042 (E)	375	382
City of Houston, Texas Airport System Revenue, Ser C, RB
0.883%, 07/01/2022	180	181

SEI Institutional Investments Trust / Annual Report / May 31, 2021	289

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Dallas Fort Worth, Texas International Airport, RB
0.380%, 08/25/2021	3,470	$3,471

		4,034

Total Municipal Bonds (Cost $16,450) ($ Thousands)		16,475

SOVEREIGN DEBT — 0.6%
Province of Quebec Canada
2.375%, 01/31/2022	4,232	4,292

Total Sovereign Debt (Cost $4,257) ($ Thousands)		4,292

U.S. GOVERNMENT AGENCY OBLIGATION — 0.5%
FFCB
0.530%, 01/18/2022	3,650	3,661

Total U.S. Government Agency Obligation (Cost $3,650) ($ Thousands)		3,661

	Shares

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Government Fund, CI F
0.010%**†	3,694,748	3,695

Total Cash Equivalent (Cost $3,695) ($ Thousands)		3,695

	Face Amount (Thousands)

REPURCHASE AGREEMENT — 0.3%
BNP Paribas
0.005%, dated 05/28/2021, to be repurchased on 06/01/2021, repurchase price $1,800,001 (collateralized by various U.S. Government Agency, 2.000% - 6.000%, 08/15/2021 - 09/01/2050, ranging in par value from $1,713 - $1,010,300; with total market value of $1,836,000) (F)	$1,800	1,800
Total Repurchase Agreement (Cost $1,800) ($ Thousands)		1,800

Total Investments in Securities —103.5% (Cost $746,683) ($ Thousands)		$748,485

290	SEI Institutional Investments Trust / Annual Report / May 31, 2021

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	89	Oct-2021	$19,639	$19,645	$6
U.S. 5-Year Treasury Note	15	Oct-2021	1,856	1,858	2

			21,495	21,503	8
Short Contracts
U.S. 10-Year Treasury Note	(39)	Sep-2021	$(5,146)	$(5,146)	$–
U.S. Long Treasury Bond	(1)	Sep-2021	(156)	(156)	–

			(5,302)	(5,302)	–

			$16,193	$16,201	$8

Percentages are based on Net Assets of $723,281 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $333,543 ($ Thousands), representing 46.1% of the Net Assets of the Fund.

(B)	There is currently no rate available.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(F)	Tri-Party Repurchase Agreement.

AMT — Alternative Minimum Tax

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FFCB — Federal Farm Credit Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GMAC — General Motors Acceptance Corporation

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

NASDAQ — National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

RB — Revenue Bond

REMICS — Real Estate Mortgage Investment Conduit

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	298,890	–	298,890
Asset-Backed Securities	–	224,681	–	224,681
Mortgage-Backed Securities	–	117,085	–	117,085
U.S. Treasury Obligations	–	50,202	–	50,202
Commercial Paper	–	27,704	–	27,704
Municipal Bonds	–	16,475	–	16,475
Sovereign Debt	–	4,292	–	4,292
U.S. Government Agency Obligation	–	3,661	–	3,661
Cash Equivalent	3,695	–	–	3,695
Repurchase Agreement	–	1,800	–	1,800

Total Investments in Securities	3,695	744,790	–	748,485

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	8	–	–	8
Unrealized Depreciation	–	–	–	–

Total Other Financial Instruments	8	–	–	8

SEI Institutional Investments Trust / Annual Report / May 31, 2021	291

SCHEDULE OF INVESTMENTS

May 31, 2021

Ultra Short Duration Bond Fund (Concluded)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$36,670	$368,229	$(401,204)	$—	$—	$3,695	3,694,748	$1	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

292	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund

† Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 93.7%

Angola — 0.9%
Angola Via Avenir II BV MTN
7.760%, VAR ICE LIBOR USD 6
Month+7.500%, 07/01/2023		$3,879	$3,724
Angola Via Avenir Issuer II Ireland DAC
6.927%, 02/19/2027		3,446	3,157
Angolan Government International Bond
9.375%, 05/08/2048		4,475	4,638
9.375%, 05/08/2048 (A)		590	611
8.250%, 05/09/2028		1,746	1,812
Angolan Government International Bond MTN
9.125%, 11/26/2049 (A)(B)		1,550	1,574
9.125%, 11/26/2049		572	581
8.000%, 11/26/2029		5,156	5,246

			21,343

Argentina — 1.3%
Argentine Republic Government International Bond
2.500%, 07/09/2021		8,230	3,062
2.000%, 07/09/2021		6,057	2,385
1.125%, 07/09/2021		3,324	1,109
1.125%, 07/09/2021		1,522	502
1.000%, 07/09/2029		12,559	4,872
0.500%, 07/09/2029	EUR	13	6
0.125%, 07/09/2030		$44,796	16,542
0.125%, 07/09/2030	EUR	407	174
MercadoLibre
3.125%, 01/14/2031		1,079	1,049
Provincia de Buenos Aires
7.875%, 06/15/2027 (C)		$454	190
5.375%, 01/20/2023 (C)	EUR	910	427
Provincia de Cordoba
3.000%, 12/10/2025 (A)		$721	506
Rio Energy
6.875%, 02/01/2025 (A)		372	281

			31,105

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Armenia — 0.1%
Armenia Government International Bond
3.950%, 09/26/2029	$1,055	$1,018
3.600%, 02/02/2031	1,447	1,335
3.600%, 02/02/2031 (A)	663	612

		2,965

Azerbaijan — 0.9%
Azerbaijan Government International Bond
5.125%, 09/01/2029	2,772	3,078
Southern Gas Corridor CJSC
6.875%, 03/24/2026 (A)	2,102	2,522
6.875%, 03/24/2026	5,677	6,812
6.875%, 03/24/2026 (A)	522	627
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030	871	1,086
6.950%, 03/18/2030	3,691	4,600
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023	1,600	1,696
4.750%, 03/13/2023	229	243

		20,664

Bahamas — 0.1%
Bahamas Government International Bond
8.950%, 10/15/2032 (A)	771	883
6.000%, 11/21/2028	299	305

		1,188

Bahrain — 0.9%
Bahrain Government International Bond
6.125%, 08/01/2023	849	916
6.000%, 09/19/2044	402	374
5.625%, 09/30/2031 (A)	1,342	1,346
5.625%, 09/30/2031	1,173	1,176
5.450%, 09/16/2032	3,878	3,815
5.450%, 09/16/2032 (A)	3,733	3,672
Bahrain Government International Bond MTN
6.250%, 01/25/2051	1,639	1,529
5.250%, 01/25/2033 (A)	2,544	2,449
4.250%, 01/25/2028	1,254	1,253
CBB International Sukuk Programme WLL
3.950%, 09/16/2027	1,071	1,090
Oil and Gas Holding BSCC (A)
8.375%, 11/07/2028	810	948
7.625%, 11/07/2024	2,094	2,350

		20,918

Belarus — 0.4%
Belarus Government International Bond
7.625%, 06/29/2027	2,248	2,237
6.875%, 02/28/2023 (A)	694	693
6.200%, 02/28/2030	2,174	1,959
6.200%, 02/28/2030 (A)	134	121

SEI Institutional Investments Trust / Annual Report / May 31, 2021	293

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.875%, 02/24/2026		$2,925	$2,741
Belarus Ministry of Finance
6.378%, 02/24/2031 (A)		626	565
Development Bank of the Republic of Belarus JSC
6.750%, 05/02/2024		886	832

			9,148

Belize — 0.0%
Belize Government International Bond
4.938%, 02/20/2038		1,613	645

Benin — 0.1%
Benin Government International Bond
6.875%, 01/19/2052 (A)	EUR	1,281	1,615
6.875%, 01/19/2052		115	145
4.875%, 01/19/2032 (A)		1,102	1,329
4.875%, 01/19/2032		156	188

			3,277

Bermuda — 0.2%
Bermuda Government International Bond
4.750%, 02/15/2029		$1,764	2,039
3.717%, 01/25/2027		1,693	1,850
2.375%, 08/20/2030		306	301

			4,190

Brazil — 5.5%
Brazil Letras do Tesouro Nacional (D)
7.296%, 07/01/2023	BRL	23,000	3,803
7.125%, 01/01/2024		79,000	12,512
4.441%, 01/01/2022		88,000	16,363
2.575%, 07/01/2021		40,208	7,675
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		$1,238	1,289
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		1,343	1,454
5.333%, 02/15/2028		1,329	1,439
Brazil Notas do Tesouro Nacional, Ser B
6.000%, 05/15/2045	BRL	1,442	1,209
6.000%, 08/15/2050		2,437	2,069
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2023		122,357	24,499
10.000%, 01/01/2025		58,026	11,788
10.000%, 01/01/2027		42,242	8,582
10.000%, 01/01/2029		38,860	7,868
10.000%, 01/01/2031		8,221	1,657
Brazil Notas do Tesouro Nacional Serie B
6.000%, 08/15/2026		1,000	770
Brazilian Government International Bond
6.000%, 04/07/2026		$499	584
5.625%, 01/07/2041		1,553	1,686
5.625%, 02/21/2047		928	998
5.000%, 01/27/2045		3,810	3,828

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.625%, 01/13/2028 (B)		$960	$1,045
4.500%, 05/30/2029		965	1,036
3.875%, 06/12/2030		10,644	10,755
2.875%, 06/06/2025		1,560	1,607
Centrais Eletricas Brasileiras
4.625%, 02/04/2030 (A)		232	238
CSN Inova Ventures
6.750%, 01/28/2028 (A)		800	881
6.750%, 01/28/2028		430	474
CSN Resources
7.625%, 04/17/2026 (A)		806	867
Gol Finance
7.000%, 01/31/2025 (A)(B)		1,322	1,221
Guara Norte S.A.R.L.
5.198%, 06/15/2034		231	234
MV24 Capital BV
6.748%, 06/01/2034 (A)		975	1,047
Suzano Austria GmbH (A)
7.000%, 03/16/2047		572	751
6.000%, 01/15/2029		406	480
5.000%, 01/15/2030		687	771
Votorantim Cimentos International
7.250%, 04/05/2041		225	296

			131,776

Cameroon — 0.0%
Cameroon International Bond
9.500%, 11/19/2025 (A)		361	412
9.500%, 11/19/2025		330	377

			789

Cayman Islands — 0.2%
Bioceanico Sovereign Certificate Ltd
2.501%, 06/05/2034 (D)		2,594	1,939
Neon Capital MTN
2.216%, 01/06/2028 (E)	JPY	400,501	3,014

			4,953

Chile — 1.1%
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		$1,691	1,816
Bonos de la Tesoreria de la Republica en pesos
2.800%, 10/01/2033 (A)	CLP	1,370,000	1,587
Cencosud
4.375%, 07/17/2027 (A)		$2,283	2,507
Chile Government International Bond
3.500%, 01/25/2050		2,148	2,168
3.100%, 05/07/2041		2,558	2,493
2.550%, 01/27/2032		2,719	2,743
2.450%, 01/31/2031		5,157	5,190
Empresa de Transporte de Pasajeros Metro
3.650%, 05/07/2030 (A)		217	232

294	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Nacional del Cobre de Chile
5.625%, 10/18/2043		$629	$808
4.375%, 02/05/2049 (A)		2,159	2,402
3.750%, 01/15/2031 (A)		234	251
3.700%, 01/30/2050 (A)		794	795
3.150%, 01/14/2030		500	517
3.000%, 09/30/2029		2,094	2,141
3.000%, 09/30/2029 (A)		1,767	1,806

			27,456

China — 4.2%
Alibaba Group Holding Ltd
3.250%, 02/09/2061		208	197
Blossom Joy
3.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.799% (F)		243	247
China Government Bond
3.810%, 09/14/2050	CNY	16,950	2,760
3.720%, 04/12/2051		4,000	645
3.390%, 03/16/2050		12,060	1,809
3.280%, 12/03/2027		87,730	13,976
3.270%, 11/19/2030		35,300	5,625
3.130%, 11/21/2029		8,560	1,347
3.120%, 12/05/2026		12,100	1,917
3.020%, 10/22/2025		65,100	10,267
2.880%, 11/05/2023		37,000	5,831
2.850%, 06/04/2027		63,890	9,935
2.680%, 05/21/2030		73,720	11,163
1.990%, 04/09/2025		85,700	13,009
China Government International Bond
3.250%, 10/19/2023		$2,175	2,325
0.550%, 10/21/2025		1,700	1,672
0.400%, 10/21/2023		3,830	3,836
China Minmetals Corp
3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.717% (F)		3,389	3,436
Chinalco Capital Holdings Ltd
4.250%, 04/21/2022		900	913
4.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.788% (F)		307	318
2.125%, 06/03/2026		632	629
Country Garden Holdings
4.800%, 08/06/2030		573	599
Dianjian Haiyu Ltd
4.300% (F)		205	212
Dianjian International Finance Ltd
4.600% (E)(F)		448	462

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Huarong Finance 2017 Co Ltd
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773% (F)		$2,931	$1,805
Huarong Finance II MTN
5.500%, 01/16/2025		200	142
3.625%, 11/22/2021		400	340
Leader Goal International MTN
4.250% (E)(F)		263	268
Meituan
3.050%, 10/28/2030		238	230
Minmetals Bounteous Finance BVI
3.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.209% (F)		1,080	1,102
Powerchina Roadbridge Group British Virgin
Islands
3.080%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.256% (F)		423	422
Shimao Group Holdings
5.600%, 07/15/2026		555	596
Sinopec Group Overseas Development 2018
2.300%, 01/08/2031 (A)		1,058	1,032
Tencent Holdings MTN
3.240%, 06/03/2050 (A)		620	569
Wanda Properties International
7.250%, 01/29/2024		1,017	1,010

			100,646

Colombia — 5.5%
AI Candelaria Spain SLU
7.500%, 12/15/2028 (A)		1,825	2,067
Colombia Government International Bond
9.850%, 06/28/2027	COP	7,914,000	2,556
9.850%, 06/28/2027		994,000	321
8.125%, 05/21/2024		$821	972
7.375%, 09/18/2037		734	952
6.125%, 01/18/2041		2,740	3,178
5.625%, 02/26/2044		1,555	1,717
5.200%, 05/15/2049		1,630	1,736
5.000%, 06/15/2045		3,928	4,068
4.500%, 03/15/2029		2,811	3,043
4.375%, 03/21/2023	COP	4,586,000	1,260
4.125%, 02/22/2042		$4,741	4,523
3.875%, 02/15/2061		1,110	956
3.250%, 04/22/2032		6,963	6,721
3.125%, 04/15/2031		6,222	6,008
3.000%, 01/30/2030		2,068	2,000
Colombian TES
10.000%, 07/24/2024	COP	29,922,300	9,298
7.750%, 09/18/2030		20,298,500	5,658
7.500%, 08/26/2026		47,977,400	13,851

SEI Institutional Investments Trust / Annual Report / May 31, 2021	295

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.250%, 10/18/2034	COP	25,763,900	$6,664
7.000%, 05/04/2022		6,238,300	1,744
7.000%, 06/30/2032		21,005,400	5,437
6.250%, 11/26/2025		35,850,400	9,947
6.000%, 04/28/2028		59,704,100	15,500
5.750%, 11/03/2027		50,847,200	13,183
3.000%, 03/25/2033		2,150,700	1,572
Ecopetrol
6.875%, 04/29/2030	$	686	815
Empresas Publicas de Medellin ESP (A)
8.375%, 11/08/2027	COP	4,600,000	1,184
7.625%, 09/10/2024		2,224,000	604
7.625%, 09/10/2024		1,827,000	496
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,408,000	390
7.875%, 08/12/2024		1,095,000	304
Geopark Ltd (A)
6.500%, 09/21/2024	$	214	220
5.500%, 01/17/2027 (B)		730	737
Gran Tierra Energy
7.750%, 05/23/2027 (A)		390	334
Grupo Aval
4.375%, 02/04/2030 (A)		1,083	1,067
Millicom International Cellular
6.250%, 03/25/2029 (A)		537	592

			131,675

Costa Rica — 0.6%
Costa Rica Government International Bond
7.158%, 03/12/2045		5,278	5,568
7.158%, 03/12/2045 (A)		698	736
7.158%, 03/12/2045		600	633
7.000%, 04/04/2044		1,860	1,947
7.000%, 04/04/2044 (A)		1,062	1,112
7.000%, 04/04/2044		780	817
6.125%, 02/19/2031		2,282	2,436
4.375%, 04/30/2025		578	603
Instituto Costarricense de Electricidad
6.375%, 05/15/2043		290	250

			14,102

Croatia — 0.1%
Croatia Government International Bond
1.500%, 06/17/2031	EUR	900	1,135
1.125%, 03/04/2033		686	822

			1,957

Czech Republic — 1.3%
Czech Republic Government Bond
2.750%, 07/23/2029	CZK	78,020	4,021
2.500%, 08/25/2028		95,390	4,813
2.400%, 09/17/2025		97,930	4,858
2.000%, 10/13/2033		71,520	3,469
1.250%, 02/14/2025		63,250	3,003

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.200%, 03/13/2031	CZK	86,110	$3,910
1.000%, 06/26/2026		13,140	610
0.950%, 05/15/2030		112,920	5,044
0.050%, 11/29/2029		27,110	1,126

			30,854

Dominican Republic — 1.5%
Dominican Republic Government Bond
11.250%, 02/05/2027	DOP	20,700	428
7.450%, 04/30/2044 (A)	$	587	707
Dominican Republic International Bond
8.900%, 02/15/2023 (A)	DOP	8,850	162
6.850%, 01/27/2045	$	3,513	3,973
6.500%, 02/15/2048		6,850	7,473
6.400%, 06/05/2049		1,131	1,210
5.875%, 01/30/2060		3,598	3,526
5.875%, 01/30/2060 (A)		1,004	984
5.500%, 01/27/2025		720	793
5.300%, 01/21/2041		6,638	6,638
4.875%, 09/23/2032		1,434	1,483
4.875%, 09/23/2032 (A)		895	926
4.500%, 01/30/2030 (A)		1,082	1,104
4.500%, 01/30/2030		5,345	5,452

			34,859

Ecuador — 0.9%
Ecuador Government International Bond
9.092%, 07/31/2030 (D)		799	446
6.889%, 07/31/2030 (A)(D)		2,261	1,263
5.000%, 07/31/2021 (A)		6,671	5,794
1.000%, 07/31/2021		6,740	4,718
1.000%, 07/31/2021 (A)		9,357	6,550
0.500%, 07/31/2021 (A)		2,321	1,462
0.500%, 07/31/2021		1,459	919

			21,152

Egypt — 3.4%
Egypt Government Bond
18.000%, 11/06/2028	EGP	44,214	3,241
17.700%, 08/07/2025		42,975	3,016
16.300%, 04/09/2024		21,507	1,436
16.100%, 05/07/2029		21,345	1,450
15.900%, 07/02/2024		29,572	1,963
14.664%, 10/06/2030		7,247	458
14.556%, 10/13/2027		17,572	1,120
14.483%, 04/06/2026		28,891	1,839
14.406%, 07/07/2027		24,826	1,575
14.382%, 01/12/2031		14,496	905
14.292%, 01/05/2028		28,937	1,826
14.196%, 07/07/2023		30,301	1,938
14.060%, 01/12/2026		67,382	4,233
Egypt Government International Bond
8.875%, 05/29/2050 (A)	$	3,065	3,362
8.875%, 05/29/2050		300	329

296	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
8.700%, 03/01/2049 (A)	$	921	$989
8.700%, 03/01/2049		820	881
7.903%, 02/21/2048		2,249	2,272
7.903%, 02/21/2048 (A)		1,131	1,142
7.625%, 05/29/2032		7,251	7,840
7.625%, 05/29/2032 (A)		5,861	6,337
6.588%, 02/21/2028 (A)		936	1,004
5.250%, 10/06/2025 (A)		788	835
Egypt Government International Bond MTN
8.500%, 01/31/2047		5,225	5,546
8.150%, 11/20/2059		378	385
7.500%, 02/16/2061		2,193	2,104
6.375%, 04/11/2031	EUR	1,110	1,435
6.125%, 01/31/2022 (A)	$	524	538
5.625%, 04/16/2030	EUR	1,081	1,344
4.750%, 04/11/2025		633	808
4.750%, 04/16/2026		900	1,153
3.875%, 02/16/2026 (A)	$	1,307	1,297
Egypt Treasury Bills (D)
13.346%, 10/05/2021	EGP	126,400	7,712
12.499%, 07/06/2021		127,400	8,031

			80,344

El Salvador — 0.5%
El Salvador Government International Bond
9.500%, 07/15/2052	$	4,056	4,384
8.250%, 04/10/2032 (A)		1,157	1,218
8.250%, 04/10/2032		594	625
7.750%, 01/24/2023		2,904	2,963
7.625%, 02/01/2041		1,285	1,262
7.125%, 01/20/2050		328	312
5.875%, 01/30/2025		2,083	2,072

			12,836

Ethiopia — 0.0%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (A)		432	400

Gabon — 0.1%
Gabon Government International Bond
6.950%, 06/16/2025 (A)		1,502	1,611
6.625%, 02/06/2031 (A)		388	386
6.375%, 12/12/2024		1,082	1,143

			3,140

Georgia — 0.1%
Georgia Government International Bond
2.750%, 04/22/2026 (A)		1,530	1,545

Ghana — 1.4%
Ghana Government Bonds
24.750%, 07/19/2021	GHS	–	–
20.750%, 03/06/2023		2,770	504
19.750%, 03/25/2024		7,745	1,399

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
19.250%, 12/18/2023	GHS	7,850	$1,404
19.000%, 11/02/2026		16,120	2,788
Ghana Government International Bond
10.750%, 10/14/2030	$	3,493	4,434
8.950%, 03/26/2051 (A)		2,134	2,125
8.950%, 03/26/2051		200	199
8.875%, 05/07/2042		1,946	1,969
8.875%, 05/07/2042 (A)		642	650
8.750%, 03/11/2061 (A)		1,817	1,760
8.750%, 03/11/2061		1,039	1,007
8.627%, 06/16/2049 (A)		731	712
8.625%, 04/07/2034		3,803	3,960
8.125%, 01/18/2026 (A)		509	549
7.875%, 03/26/2027 (A)		984	1,040
7.875%, 02/11/2035		1,744	1,735
7.750%, 04/07/2029		1,673	1,723
7.625%, 05/16/2029 (A)		403	412
7.625%, 05/16/2029		1,727	1,764
6.375%, 02/11/2027		1,542	1,553
6.375%, 02/11/2027 (A)		507	511
Tullow Oil (A)
10.250%, 05/15/2026		1,231	1,265
7.000%, 03/01/2025		1,051	893

			34,356

Guatemala — 0.2%
Guatemala Government Bond
6.125%, 06/01/2050		1,265	1,521
5.375%, 04/24/2032		583	670
4.900%, 06/01/2030		1,769	1,980
4.500%, 05/03/2026		1,515	1,661

			5,832

Honduras — 0.1%
Honduras Government International Bond
6.250%, 01/19/2027		479	525
5.625%, 06/24/2030 (A)		1,005	1,044
5.625%, 06/24/2030		411	427

			1,996

Hong Kong — 0.0%
NWD
4.125%, 07/18/2029		1,026	1,056

Hungary — 1.4%
Hungary Government Bond
6.750%, 10/22/2028	HUF	762,430	3,458
5.750%, 11/22/2023	$	106	120
5.500%, 06/24/2025	HUF	1,431,510	5,713
4.000%, 04/28/2051		190,210	703
3.250%, 10/22/2031		1,605,820	5,883
3.000%, 06/26/2024		101,050	368
3.000%, 10/27/2027		1,913,780	6,988
3.000%, 08/21/2030		794,020	2,888

SEI Institutional Investments Trust / Annual Report / May 31, 2021	297

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.000%, 10/27/2038	HUF	155,240	$511
2.750%, 12/22/2026		1,148,290	4,146
2.250%, 04/20/2033		172,760	563
1.500%, 04/22/2026		378,950	1,294
Hungary Government International Bond
5.375%, 02/21/2023	$	666	723
1.750%, 06/05/2035	EUR	366	469
1.500%, 11/17/2050		363	405

			34,232

India — 0.2%
Adani Electricity Mumbai
3.949%, 02/12/2030 (A)	$	720	730
Export-Import Bank of India MTN
3.250%, 01/15/2030		1,630	1,641
2.250%, 01/13/2031		1,052	970
Network i2i
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.277% (A)(F)		307	325
Power Finance MTN
3.950%, 04/23/2030 (A)		786	802
Vedanta Resources
7.125%, 05/31/2023		300	282
6.375%, 07/30/2022		550	540
Vedanta Resources Finance II
13.875%, 01/21/2024 (A)		403	443

			5,733

Indonesia — 6.8%
Indonesia Asahan Aluminium Persero
6.757%, 11/15/2048		345	439
6.530%, 11/15/2028 (A)		593	719
5.800%, 05/15/2050 (A)		1,683	1,952
5.710%, 11/15/2023 (A)		866	955
4.750%, 05/15/2025 (A)		359	395
Indonesia Government International Bond
8.500%, 10/12/2035		1,900	3,003
8.500%, 10/12/2035		400	632
7.750%, 01/17/2038		2,531	3,762
5.250%, 01/08/2047 (A)		240	298
3.500%, 01/11/2028		3,251	3,540
2.850%, 02/14/2030		3,670	3,806
1.400%, 10/30/2031	EUR	1,342	1,660
1.100%, 03/12/2033		550	653
Indonesia Government International Bond MTN
5.250%, 01/17/2042	$	3,410	4,154
5.125%, 01/15/2045		280	337
4.625%, 04/15/2043		1,474	1,671
3.750%, 06/14/2028	EUR	372	538
Indonesia Treasury Bond
9.000%, 03/15/2029	IDR	89,762,000	7,262

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
8.750%, 05/15/2031	IDR	79,595,000	$6,426
8.375%, 03/15/2024		58,925,000	4,486
8.375%, 03/15/2034		107,180,000	8,295
8.375%, 04/15/2039		111,042,000	8,663
8.250%, 05/15/2029		162,081,000	12,642
8.250%, 06/15/2032		19,060,000	1,474
8.250%, 05/15/2036		109,122,000	8,391
8.125%, 05/15/2024		128,896,000	9,794
7.500%, 08/15/2032		45,947,000	3,367
7.500%, 06/15/2035		39,500,000	2,862
7.500%, 05/15/2038		80,596,000	5,817
7.500%, 04/15/2040		66,304,000	4,817
7.000%, 05/15/2022		36,771,000	2,655
7.000%, 05/15/2027		82,879,000	6,127
7.000%, 09/15/2030		46,854,000	3,394
6.625%, 05/15/2033		36,763,000	2,561
6.500%, 06/15/2025		60,705,000	4,415
6.500%, 02/15/2031		33,460,000	2,353
6.125%, 05/15/2028		17,415,000	1,215
5.500%, 04/15/2026		166,000,000	11,595
Medco Bell Pte
6.375%, 01/30/2027 (A)	$	626	644
Pertamina Persero
2.300%, 02/09/2031 (A)		3,000	2,848
1.400%, 02/09/2026		1,490	1,462
Pertamina Persero MTN
6.450%, 05/30/2044		741	942
3.650%, 07/30/2029 (A)		1,375	1,457
Perusahaan Listrik Negara
1.875%, 11/05/2031 (A)	EUR	943	1,128
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048	$	350	431
5.250%, 10/24/2042		1,097	1,213
4.375%, 02/05/2050 (A)		355	359
Perusahaan Penerbit SBSN Indonesia III
4.325%, 05/28/2025		3,433	3,824
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (A)		1,015	1,248

			162,681

Iraq — 0.1%
Iraq Government International Bond
5.800%, 01/15/2028		2,747	2,644

Israel — 0.9%
Bank Leumi Le-Israel
3.275%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.631%, 01/29/2031 (A)		592	610
Bank of Israel Bill - Makam
0.000%, 06/02/2021 (D)	ILS	25,810	7,942

298	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Israel Government International Bond
4.500%, 04/03/2120	$	7,148	$8,783
Israel Treasury Bill MOF
0.000%, 08/31/2021 (D)	ILS	2,882	887
Leviathan Bond (A)
6.750%, 06/30/2030	$	550	618
6.500%, 06/30/2027		1,359	1,509

			20,349

Ivory Coast — 0.6%
Ivory Coast Government International Bond
6.875%, 10/17/2040	EUR	1,804	2,398
6.625%, 03/22/2048		3,244	4,159
6.625%, 03/22/2048		333	427
6.625%, 03/22/2048 (A)		308	395
5.875%, 10/17/2031		3,058	4,046
5.875%, 10/17/2031 (A)		781	1,033
5.750%, 12/31/2032	$	1,182	1,190
5.750%, 12/31/2032		391	393
5.250%, 03/22/2030	EUR	173	222
4.875%, 01/30/2032		827	1,018

			15,281

Jordan — 0.2%
Jordan Government International Bond
7.375%, 10/10/2047	$	138	146
7.375%, 10/10/2047 (A)		62	65
5.850%, 07/07/2030 (A)		2,224	2,310
4.950%, 07/07/2025		2,145	2,230

			4,751

Kazakhstan — 1.3%
Development Bank of Kazakhstan
4.125%, 12/10/2022		880	917
2.950%, 05/06/2031 (A)		1,573	1,553
Kazakhstan Government International Bond
4.875%, 10/14/2044		1,593	1,963
4.875%, 10/14/2044 (A)		906	1,116
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045		230	332
KazMunayGas National JSC
6.375%, 10/24/2048 (A)		1,057	1,391
5.750%, 04/19/2047 (A)		2,960	3,641
5.375%, 04/24/2030		1,605	1,915
5.375%, 04/24/2030 (A)		1,295	1,545
5.375%, 04/24/2030		4,542	5,418
4.750%, 04/24/2025 (A)		2,299	2,578
3.500%, 04/14/2033		1,847	1,916
KazTransGas JSC
4.375%, 09/26/2027 (A)		2,611	2,908
4.375%, 09/26/2027		1,640	1,827
Tengizchevroil Finance International
3.250%, 08/15/2030 (A)		630	642

Description	Face Amount (Thousands)			Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.625%, 08/15/2025	$		1,794	$1,830

				31,492

Kenya — 0.3%
Kenya Government International Bond
8.250%, 02/28/2048			1,745	1,933
8.250%, 02/28/2048 (A)(B)			982	1,087
8.000%, 05/22/2032			1,590	1,794
7.000%, 05/22/2027			2,003	2,209

				7,023

Kuwait — 0.0%
Meglobal Canada ULC MTN MTN
5.875%, 05/18/2030 (A)			250	307
NBK Tier 1 Financing 2
4.500%, VAR USD Swap Semi 30/360 6 Yr Curr+2.832% (A)(F)			693	725

				1,032

Lebanon — 0.1%
Lebanon Government International Bond
8.250%, 05/17/2034 (C)			6,312	796
8.200%, 05/17/2033 (C)			3,557	450
6.750%, 11/29/2027 (C)			1,500	196
6.650%, 04/22/2024 (C)			2,000	260
6.000%, 01/27/2023 (C)			738	92
Lebanon Government International Bond MTN
8.250%, 04/12/2021 (C)			1,415	186
7.000%, 03/20/2028 (C)			2,543	319
6.850%, 05/25/2029 (C)			522	69
6.600%, 11/27/2026 (C)			2,890	375
6.400%, 05/26/2023 (C)			1,000	131
6.100%, 10/04/2022 (C)			2,697	350
6.100%, 10/04/2022 (C)			1,822	237

				3,461

Macau — 0.0%
Studio City Finance (A)
6.500%, 01/15/2028			507	547
6.000%, 07/15/2025			194	204

				751

Macedonia — 0.0%
North Macedonia Government International Bond
1.625%, 03/10/2028		EUR	445	525

Malaysia — 6.0%
1MDB Energy
5.990%, 05/11/2022		$	3,000	3,120
1MDB Global Investments Ltd
4.400%, 03/09/2023			6,000	6,068
4.400%, 03/09/2023			9,700	9,810

SEI Institutional Investments Trust / Annual Report / May 31, 2021	299

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	$291
4.935%, 09/30/2043		2,000	523
4.921%, 07/06/2048		3,873	1,005
4.736%, 03/15/2046		1,052	268
4.392%, 04/15/2026		5,125	1,340
4.254%, 05/31/2035		1,500	376
4.232%, 06/30/2031		2,000	517
4.181%, 07/15/2024		23,425	5,981
4.160%, 07/15/2021		1,810	439
4.065%, 06/15/2050		3,800	866
4.059%, 09/30/2024		17,428	4,441
4.048%, 09/30/2021		900	219
3.955%, 09/15/2025		50,071	12,786
3.906%, 07/15/2026		22,578	5,786
3.900%, 11/30/2026		3,094	793
3.899%, 11/16/2027		4,810	1,234
3.885%, 08/15/2029		41,574	10,581
3.828%, 07/05/2034		41,356	9,982
3.800%, 08/17/2023		42,002	10,530
3.795%, 09/30/2022		4,800	1,190
3.757%, 04/20/2023		30,150	7,529
3.757%, 05/22/2040		16,249	3,730
3.733%, 06/15/2028		28,465	7,200
3.502%, 05/31/2027		7,247	1,819
3.480%, 03/15/2023		14,451	3,586
3.478%, 06/14/2024		10,585	2,647
3.418%, 08/15/2022		13,665	3,365
2.632%, 04/15/2031		27,567	6,337
Malaysia Government Investment Issue
4.369%, 10/31/2028		2,000	523
4.119%, 11/30/2034		6,809	1,669
4.070%, 09/30/2026		14,000	3,594
Malaysia Wakala Sukuk
2.070%, 04/28/2031 (A)	$	1,970	1,969
Petronas Capital MTN
4.550%, 04/21/2050		2,757	3,292
3.500%, 04/21/2030		3,790	4,126
2.480%, 01/28/2032 (A)		4,080	4,052

			143,584

Mexico — 7.4%
America Movil
7.125%, 12/09/2024	MXN	23,310	1,180
Axtel
6.375%, 11/14/2024 (A)	$	504	525
Banco Mercantil del Norte (A)(F)
7.500%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.470%		623	699
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.967%		1,569	1,687

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (A)	$	1,794	$1,790
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026		176	176
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand
5.375%, 04/17/2025 (A)		563	639
Cemex (A)
5.450%, 11/19/2029		1,000	1,098
3.875%, 07/11/2031		782	787
Cometa Energia
6.375%, 04/24/2035 (A)		306	349
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	52,305	2,479
5.750%, 02/14/2042 (A)	$	570	624
4.750%, 02/23/2027 (A)		684	757
4.677%, 02/09/2051		1,153	1,087
3.348%, 02/09/2031 (A)		605	599
FEL Energy VI Sarl
5.750%, 12/01/2040 (A)		284	299
Industrias Penoles
5.650%, 09/12/2049 (A)		491	575
Mexican Bonos
10.000%, 12/05/2024	MXN	293,494	16,655
8.500%, 05/31/2029		29,210	1,643
8.500%, 11/18/2038		212,781	11,807
8.000%, 11/07/2047		170,179	8,901
7.750%, 05/29/2031		94,316	5,098
7.750%, 11/23/2034		38,620	2,072
7.750%, 11/13/2042		138,394	7,095
7.500%, 06/03/2027		288,062	15,275
6.500%, 06/09/2022		186,400	9,499
5.750%, 03/05/2026		75,293	3,712
5.750%, 03/05/2026		10,982	541
Mexican Bonos, Ser M20
8.000%, 12/07/2023		132,620	7,059
Mexico Cetes
4.031%, 07/01/2021 (D)		523,634	2,614
Mexico City Airport Trust
5.500%, 07/31/2047 (A)	$	1,068	1,058
Mexico Government International Bond
5.000%, 04/27/2051		796	890
4.750%, 04/27/2032		1,018	1,160
4.500%, 04/22/2029		886	1,001
4.280%, 08/14/2041		6,468	6,724
3.771%, 05/24/2061		1,854	1,702
2.659%, 05/24/2031		7,037	6,834

300	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Mexico Government International Bond MTN
6.050%, 01/11/2040		$1,188	$1,475
5.750%, 10/12/2110		2,810	3,291
3.750%, 04/19/2071		2,194	1,973
Minera Mexico
4.500%, 01/26/2050 (A)		870	942
Petroleos Mexicanos
9.500%, 09/15/2027		215	253
9.500%, 09/15/2027		427	502
7.690%, 01/23/2050		464	445
7.690%, 01/23/2050		547	525
7.690%, 01/23/2050 (A)	MXN	3,683	3,536
7.470%, 11/12/2026		117,084	5,213
7.190%, 09/12/2024		46,896	2,208
6.950%, 01/28/2060		$34	30
6.950%, 01/28/2060 (A)		1,229	1,088
6.875%, 10/16/2025		675	754
6.840%, 01/23/2030 (A)		534	553
6.840%, 01/23/2030		4,598	4,761
6.625%, 06/15/2035		7,080	6,823
6.625%, 06/15/2038		205	189
6.500%, 01/23/2029		620	636
6.500%, 01/23/2029 (A)		1,111	1,140
6.500%, 06/02/2041		392	352
6.490%, 01/23/2027		1,041	1,111
6.490%, 01/23/2027 (A)		315	336
5.950%, 01/28/2031		5,272	5,127
5.950%, 01/28/2031 (A)		727	707
5.950%, 01/28/2031		1,757	1,709
5.625%, 01/23/2046		577	470
5.350%, 02/12/2028 (A)		826	818
Petroleos Mexicanos MTN
6.875%, 08/04/2026		966	1,071
6.750%, 09/21/2047		2,575	2,276
6.750%, 09/21/2047		440	389

			177,393

Mongolia — 0.2%
Development Bank of Mongolia LLC
7.250%, 10/23/2023 (A)		1,149	1,237
Mongolia Government International Bond
5.125%, 04/07/2026		546	583
Mongolia Government International Bond MTN
8.750%, 03/09/2024		2,896	3,305
5.125%, 12/05/2022		443	460

			5,585

Morocco — 0.3%
Morocco Government International Bond
4.000%, 12/15/2050		1,682	1,534
3.000%, 12/15/2032		5,177	4,976

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.375%, 12/15/2027	$	1,168	$1,141

			7,651

Mozambique — 0.1%
Mozambique International Bond
9.000%, 09/15/2023 (A)		3,585	2,912

Netherlands — 0.1%
IHS Netherlands Holdco BV
8.000%, 09/18/2027 (A)		399	429
VEON Holdings BV
3.375%, 11/25/2027 (A)		783	788

			1,217

Nigeria — 0.7%
Nigeria Government International Bond
9.248%, 01/21/2049		524	602
8.747%, 01/21/2031		2,306	2,636
8.747%, 01/21/2031 (A)		423	483
7.875%, 02/16/2032 (A)		2,134	2,313
7.875%, 02/16/2032		3,833	4,154
7.696%, 02/23/2038		2,008	2,071
7.696%, 02/23/2038 (A)		852	879
7.143%, 02/23/2030		1,065	1,132
Nigeria Government International Bond MTN
7.625%, 11/28/2047 (A)		895	902
6.500%, 11/28/2027 (A)		610	650
6.500%, 11/28/2027		70	74

			15,896

Oman — 1.1%
Oman Government International Bond
7.375%, 10/28/2032 (A)		2,130	2,407
7.000%, 01/25/2051 (A)		642	640
7.000%, 01/25/2051		200	199
6.750%, 10/28/2027		5,564	6,218
6.750%, 01/17/2048		4,775	4,662
6.750%, 01/17/2048 (A)		1,775	1,733
6.250%, 01/25/2031 (A)		1,758	1,864
6.250%, 01/25/2031		1,635	1,733
4.750%, 06/15/2026		1,402	1,446
3.625%, 06/15/2021		1,296	1,296
Oman Government International Bond MTN
6.000%, 08/01/2029		805	851
4.875%, 02/01/2025 (A)		1,027	1,074
OQ SAOC MTN
5.125%, 05/06/2028 (A)		1,730	1,747
Oryx Funding Ltd
5.800%, 02/03/2031 (A)		204	215

			26,085

SEI Institutional Investments Trust / Annual Report / May 31, 2021	301

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Pakistan — 0.3%
Pakistan Government International Bond
8.250%, 09/30/2025 (A)	$335	$372
7.875%, 03/31/2036	285	294
6.875%, 12/05/2027 (A)	1,073	1,121
6.875%, 12/05/2027	233	243
Pakistan Government International Bond MTN (A)
7.375%, 04/08/2031	1,777	1,857
6.000%, 04/08/2026	2,626	2,689
Third Pakistan International Sukuk
5.500%, 10/13/2021	606	611

		7,187

Panama — 1.2%
Aeropuerto Internacional de Tocumen
6.000%, 11/18/2048 (A)	1,267	1,361
5.625%, 05/18/2036	1,481	1,588
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (A)	363	373
Banco General
5.250%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+3.665% (A)(F)	670	681
Banco Nacional de Panama
2.500%, 08/11/2030 (A)	1,160	1,128
Cable Onda
4.500%, 01/30/2030 (A)	227	239
Empresa de Transmision Electrica
5.125%, 05/02/2049 (A)	873	948
Panama Government International Bond
9.375%, 04/01/2029	1,120	1,653
8.125%, 04/28/2034	699	989
4.500%, 04/16/2050	118	131
4.500%, 04/01/2056	661	732
4.000%, 09/22/2024	1,800	1,959
3.870%, 07/23/2060	5,314	5,337
3.750%, 03/16/2025	1,743	1,899
3.160%, 01/23/2030	988	1,036
2.252%, 09/29/2032	8,323	8,011

		28,065

Papua New Guinea — 0.0%
Papua New Guinea Government International Bond
8.375%, 10/04/2028	850	825

Paraguay — 0.2%
Paraguay Government International Bond
6.100%, 08/11/2044	1,150	1,399
5.400%, 03/30/2050	1,265	1,441
4.950%, 04/28/2031	1,886	2,137

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.739%, 01/29/2033		$896	$866

			5,843

Peru — 2.3%
ABY Transmission Sur
6.875%, 04/30/2043 (A)		315	402
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	5,422	1,582
Inkia Energy
5.875%, 11/09/2027 (A)		$487	494
Kallpa Generacion SA (A)
4.875%, 05/24/2026		398	420
4.125%, 08/16/2027		1,197	1,227
Minsur
6.250%, 02/07/2024		478	512
Nexa Resources
5.375%, 05/04/2027 (A)		4,041	4,207
Peru Government Bond
6.900%, 08/12/2037	PEN	1,237	361
6.150%, 08/12/2032		7,259	2,109
5.940%, 02/12/2029		1,654	491
5.400%, 08/12/2034		6,215	1,637
5.350%, 08/12/2040		959	236
Peru Government International Bond
8.200%, 08/12/2026		6,280	2,099
8.200%, 08/12/2026		18	6
6.950%, 08/12/2031		24,116	7,475
6.950%, 08/12/2031		724	224
6.900%, 08/12/2037		6,808	1,987
6.850%, 02/12/2042		882	249
6.350%, 08/12/2028		5,599	1,701
5.700%, 08/12/2024 (A)		6,317	1,875
5.400%, 08/12/2034		1,738	458
3.750%, 03/01/2030	EUR	350	503
3.230%, 07/28/2121		$2,745	2,277
1.250%, 03/11/2033	EUR	2,798	3,238
Peruvian Government International Bond
2.783%, 01/23/2031		$2,889	2,892
Petroleos del Peru
5.625%, 06/19/2047 (A)		1,432	1,477
5.625%, 06/19/2047		9,744	10,049
4.750%, 06/19/2032		2,609	2,711
4.750%, 06/19/2032 (A)		1,695	1,761

			54,660

Philippines — 0.7%
Philippine Government International Bond
5.000%, 01/13/2037		779	972
3.900%, 11/26/2022	PHP	52,000	1,093
3.750%, 01/14/2029		$1,933	2,184
3.700%, 03/01/2041		2,010	2,132
3.000%, 02/01/2028		393	424
2.950%, 05/05/2045		2,454	2,336

302	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.650%, 12/10/2045		$979	$893
2.457%, 05/05/2030		1,565	1,623
1.750%, 04/28/2041	EUR	606	723
1.648%, 06/10/2031 (B)		$5,526	5,316

			17,696

Poland — 1.4%
Poland Government Bond
5.750%, 04/25/2029	PLN	1,539	545
3.250%, 07/25/2025		9,176	2,716
2.750%, 04/25/2028		10,175	2,986
2.750%, 10/25/2029		15,425	4,518
2.500%, 01/25/2023		4,275	1,202
2.500%, 04/25/2024		4,629	1,327
2.500%, 07/25/2026		15,060	4,340
2.500%, 07/25/2027		12,931	3,730
1.250%, 10/25/2030		23,453	6,048
0.750%, 04/25/2025		4,961	1,338
Poland Government International Bond
5.000%, 03/23/2022		$4,053	4,209

			32,959

Qatar — 1.5%
Ooredoo International Finance MTN
2.625%, 04/08/2031 (A)		576	581
Qatar Government International Bond
5.103%, 04/23/2048		1,683	2,185
5.103%, 04/23/2048 (A)		3,092	4,014
4.817%, 03/14/2049		4,798	6,043
4.500%, 04/23/2028 (A)		701	826
4.400%, 04/16/2050		1,783	2,123
4.400%, 04/16/2050 (A)		939	1,118
4.000%, 03/14/2029		2,402	2,763
3.750%, 04/16/2030 (A)		4,245	4,811
3.750%, 04/16/2030		7,413	8,401
3.400%, 04/16/2025		993	1,082
State of Qatar
6.400%, 01/20/2040 (A)		674	985

			34,932

Romania — 1.7%
Romania Government Bond
5.850%, 04/26/2023	RON	2,330	616
5.000%, 02/12/2029		11,435	3,170
4.850%, 04/22/2026		2,725	740
4.750%, 10/11/2034		1,205	316
4.400%, 09/25/2023		970	251
4.250%, 06/28/2023		3,930	1,012
4.150%, 01/26/2028		17,275	4,556
4.000%, 10/25/2023		4,865	1,251
3.650%, 07/28/2025		25,600	6,587
3.650%, 09/24/2031		7,895	1,963
3.250%, 06/24/2026		3,370	853

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Romania Government Bond MTN
6.125%, 01/22/2044		$912	$1,220
6.125%, 01/22/2044 (A)		616	824
Romania Government International Bond
3.624%, 05/26/2030 (A)	EUR	514	719
3.000%, 02/14/2031		$2,190	2,245
2.750%, 04/14/2041 (A)	EUR	500	602
Romania Government International Bond
MTN 6.750%, 02/07/2022		$1,130	1,178
4.625%, 04/03/2049	EUR	2,257	3,440
4.125%, 03/11/2039		45	64
3.875%, 10/29/2035		350	494
3.375%, 02/08/2038 (A)		916	1,204
3.375%, 01/28/2050		3,177	4,068
2.875%, 03/11/2029		321	430
2.500%, 02/08/2030 (A)		935	1,209
2.124%, 07/16/2031		166	206
2.000%, 01/28/2032		1,376	1,676
2.000%, 04/14/2033		800	962

			41,856

Russia — 5.0%
Gazprom OAO Via Gaz Capital
5.150%, 02/11/2026 (A)		$3,647	4,077
Gazprom PJSC Via Gaz Capital
4.950%, 02/06/2028 (A)		901	1,008
Gazprom PJSC Via Gaz Finance
4.599%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.264% (A)(F)		1,033	1,060
GTLK Europe Capital DAC
4.949%, 02/18/2026		1,336	1,426
4.650%, 03/10/2027		797	832
Rusal Capital DAC
5.125%, 02/02/2022		1,280	1,294
Russian Federal Bond - OFZ
8.500%, 09/17/2031	RUB	176,075	2,658
8.150%, 02/03/2027		1,082,128	15,828
7.950%, 10/07/2026		289,831	4,190
7.700%, 03/23/2033		194,832	2,784
7.700%, 03/16/2039		71,598	1,032
7.650%, 04/10/2030		12,078	172
7.250%, 05/10/2034		947,977	13,093
7.100%, 10/16/2024		252,588	3,529
7.050%, 01/19/2028		1,104,606	15,312
7.000%, 08/16/2023		317,202	4,415
6.900%, 05/23/2029		633,218	8,656
6.000%, 10/06/2027		95,220	1,253
Russian Federal Inflation-Linked Bond
2.500%, 07/17/2030		741,039	9,977
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		$2	2

SEI Institutional Investments Trust / Annual Report / May 31, 2021	303

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
5.875%, 09/16/2043		$2,600	$3,421
5.250%, 06/23/2047		600	745
5.100%, 03/28/2035		7,600	8,987
4.875%, 09/16/2023		600	652
4.375%, 03/21/2029		9,800	10,998
4.250%, 06/23/2027		800	890
Vnesheconombank Via VEB Finance
6.800%, 11/22/2025 (A)		600	706
6.800%, 11/22/2025		240	282

			119,279

Saudi Arabia — 1.0%
KSA Sukuk MTN
2.894%, 04/20/2022		3,160	3,231
Saudi Arabian Oil MTN
4.250%, 04/16/2039		3,570	3,966
Saudi Government International Bond (A)
5.250%, 01/16/2050		540	687
4.375%, 04/16/2029		901	1,041
Saudi Government International Bond MTN
4.500%, 10/26/2046		2,571	2,941
4.500%, 10/26/2046 (A)		352	403
3.250%, 10/26/2026 (A)		2,942	3,181
3.250%, 10/22/2030		3,119	3,340
3.250%, 10/22/2030 (A)(B)		1,525	1,633
2.500%, 02/03/2027		1,400	1,456
2.375%, 10/26/2021		557	561
2.250%, 02/02/2033 (A)		1,318	1,261

			23,701

Senegal — 0.2%
Senegal Government International Bond
6.750%, 03/13/2048		2,542	2,585
4.750%, 03/13/2028	EUR	1,030	1,311
4.750%, 03/13/2028 (A)		170	217

			4,113

Serbia — 0.4%
Serbia International Bond
3.125%, 05/15/2027		451	608
2.125%, 12/01/2030		$1,080	1,007
1.650%, 03/03/2033	EUR	406	477
1.500%, 06/26/2029		2,987	3,624
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	173,040	2,129
4.500%, 08/20/2032		68,850	772

			8,617

South Africa — 6.4%
Eskom Holdings SOC Ltd
7.125%, 02/11/2025 (A)		$4,041	4,273
Eskom Holdings SOC Ltd MTN
8.450%, 08/10/2028 (A)		634	716
7.500%, 09/15/2033	ZAR	52,500	2,875

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
6.750%, 08/06/2023 (A)		$1,503	$1,581
6.750%, 08/06/2023		1,456	1,532
Liquid Telecommunications Financing PLC
8.500%, 07/13/2022 (A)		699	704
Sasol Financing USA LLC
6.500%, 09/27/2028		540	609
5.875%, 03/27/2024		661	709
4.375%, 09/18/2026		532	549
South Africa Government International Bond
10.500%, 12/21/2026	ZAR	213,821	17,717
9.000%, 01/31/2040		151,398	9,489
8.875%, 02/28/2035		253,699	16,524
8.750%, 01/31/2044		185,631	11,241
8.750%, 02/28/2048		253,621	15,367
8.500%, 01/31/2037		291,474	17,949
8.250%, 03/31/2032		206,162	13,545
8.000%, 01/31/2030		133,267	9,139
7.000%, 02/28/2031		107,187	6,640
6.500%, 02/28/2041		27,919	1,340
6.300%, 06/22/2048		$2,526	2,710
6.250%, 03/31/2036	ZAR	105,375	5,365
5.875%, 09/16/2025		$326	368
5.875%, 06/22/2030		199	226
5.750%, 09/30/2049		6,051	6,097
5.650%, 09/27/2047		284	286
5.000%, 10/12/2046		475	447
4.850%, 09/27/2027		690	743
4.850%, 09/30/2029		3,876	4,109

			152,850

South Korea — 0.2%
Export-Import Bank of Korea MTN
8.400%, 11/30/2021	IDR	35,600,000	2,527
Korea Expressway Corp
1.125%, 05/17/2026		$586	584
Korea International Bond
1.000%, 09/16/2030		1,328	1,239

			4,350

Sri Lanka — 0.8%
Sri Lanka Government International Bond
7.850%, 03/14/2029		2,519	1,681
7.550%, 03/28/2030		3,420	2,283
6.850%, 03/14/2024		1,445	1,064
6.825%, 07/18/2026 (A)		1,612	1,111
6.825%, 07/18/2026		800	551
6.750%, 04/18/2028 (A)		7,750	5,163
6.750%, 04/18/2028		5,766	3,841
6.350%, 06/28/2024		1,368	1,006
6.200%, 05/11/2027		1,794	1,194
5.875%, 07/25/2022 (A)		628	553

304	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
5.750%, 04/18/2023		$243	$193

			18,640

Supranational — 0.6%
Africa Finance
2.875%, 04/28/2028 (A)		1,740	1,735
African Export-Import Bank (A)
3.798%, 05/17/2031		1,122	1,135
2.634%, 05/17/2026		1,140	1,153
African Export-Import Bank MTN
3.994%, 09/21/2029 (A)		543	569
Banque Ouest Africaine de Developpement (A)
5.000%, 07/27/2027		1,274	1,414
4.700%, 10/22/2031		934	1,002
2.750%, 01/22/2033	EUR	294	374
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	11,350	881
Inter-American Development Bank MTN
7.875%, 03/14/2023	IDR	73,150,000	5,387

			13,650

Tanzania — 0.0%
AngloGold Ashanti Holdings
3.750%, 10/01/2030		$323	334

Thailand — 2.4%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	122
4.875%, 06/22/2029		15,000	593
3.775%, 06/25/2032		300,593	11,286
3.650%, 06/20/2031		85,000	3,167
3.625%, 06/16/2023		34,000	1,156
3.400%, 06/17/2036		296,187	10,760
3.300%, 06/17/2038		121,113	4,316
2.875%, 12/17/2028		134,998	4,719
2.875%, 06/17/2046		4,865	162
2.400%, 12/17/2023		167,000	5,586
2.125%, 12/17/2026		25,000	841
2.000%, 12/17/2031		116,000	3,767
2.000%, 06/17/2042		18,363	542
1.600%, 12/17/2029		15,000	474
1.600%, 06/17/2035		51,336	1,527
1.585%, 12/17/2035		23,863	707
1.450%, 12/17/2024		124,000	4,061
1.250%, 03/12/2028		597	19
0.950%, 06/17/2025		102,000	3,269

			57,074

Trinidad & Tobago — 0.1%
Trinidad & Tobago Government International Bond
4.500%, 06/26/2030		$819	858

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
4.375%, 01/16/2024		$1,024	$1,083

			1,941

Tunisia — 0.2%
Banque Centrale de Tunisie International Bond
8.250%, 09/19/2027		463	444
6.375%, 07/15/2026	EUR	1,570	1,809
5.625%, 02/17/2024		1,553	1,800

			4,053

Turkey — 1.9%
Export Credit Bank of Turkey (A)
8.250%, 01/24/2024		$327	353
6.125%, 05/03/2024		831	855
5.375%, 10/24/2023		1,487	1,519
5.000%, 09/23/2021		674	678
Hazine Mustesarligi Varlik Kiralama
5.800%, 02/21/2022 (A)		996	1,015
QNB Finansbank
6.875%, 09/07/2024 (A)		898	963
TC Ziraat Bankasi MTN
5.125%, 05/03/2022 (A)		561	571
Turkey Government Bond
12.600%, 10/01/2025	TRY	10,642	1,037
11.700%, 11/13/2030		32,942	2,789
10.600%, 02/11/2026		19,572	1,747
9.000%, 05/04/2022		5,060	547
Turkey Government International Bond
7.250%, 12/23/2023		$2,958	3,178
6.875%, 03/17/2036		3,412	3,387
6.375%, 10/14/2025		200	208
6.350%, 08/10/2024		517	539
6.000%, 01/14/2041		1,541	1,362
5.950%, 01/15/2031		8,528	8,214
5.875%, 06/26/2031		1,862	1,776
5.750%, 03/22/2024		145	149
5.750%, 05/11/2047		1,131	941
5.125%, 02/17/2028		200	192
4.875%, 10/09/2026		2,141	2,076
4.750%, 01/26/2026		7,177	6,989
Turkiye Sise ve Cam Fabrikalari AS
6.950%, 03/14/2026 (A)		725	805
Turkiye Vakiflar Bankasi TAO
6.500%, 01/08/2026 (A)		570	578
Ulker Biskuvi Sanayi
6.950%, 10/30/2025		1,381	1,493
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (A)		632	645

			44,606

Ukraine — 2.2%
NAK Naftogaz Ukraine via Kondor Finance
7.625%, 11/08/2026 (A)		1,334	1,353

SEI Institutional Investments Trust / Annual Report / May 31, 2021	305

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
7.125%, 07/19/2024	EUR	970	$1,205
Ukraine Government Bond
17.000%, 05/11/2022	UAH	99,987	3,812
16.000%, 08/11/2021		190,780	7,014
15.840%, 02/26/2025		92,615	3,626
Ukraine Government International Bond
9.750%, 11/01/2028		$1,223	1,463
9.750%, 11/01/2028 (A)		526	629
8.994%, 02/01/2024		1,524	1,707
7.750%, 09/01/2024 (A)		713	784
7.750%, 09/01/2025 (A)		2,759	3,056
7.750%, 09/01/2026 (A)		2,592	2,887
7.750%, 09/01/2026		765	852
7.750%, 09/01/2027		2,360	2,620
7.375%, 09/25/2032 (A)		1,026	1,087
7.375%, 09/25/2032		5,694	6,034
7.253%, 03/15/2033		4,281	4,495
6.876%, 05/21/2029		443	462
6.876%, 05/21/2029 (A)		2,290	2,386
6.750%, 06/20/2026 (A)	EUR	1,113	1,486
6.750%, 06/20/2026		1,790	2,390
3.000%, 05/31/2040 (A)(E)		$3,182	3,531
2.090%, 05/31/2040 (E)		480	533
Ukreximbank Via Biz Finance
9.750%, 01/22/2025		245	263

			53,675

United Arab Emirates — 1.4%
Abu Dhabi Crude Oil Pipeline LLC (A)
4.600%, 11/02/2047		2,300	2,668
3.650%, 11/02/2029		923	1,025
Abu Dhabi Government International Bond
4.125%, 10/11/2047 (A)		369	430
Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050		628	705
3.125%, 04/16/2030 (A)		1,175	1,277
3.125%, 04/16/2030		215	234
1.625%, 06/02/2028 (A)		1,840	1,834
Abu Dhabi National Energy PJSC MTN
2.000%, 04/29/2028 (A)		986	991
DAE Funding LLC
3.375%, 03/20/2028 (A)		850	854
DP World MTN (A)
6.850%, 07/02/2037 (B)		245	326
5.625%, 09/25/2048		648	791
4.700%, 09/30/2049		215	233
DP World Crescent MTN
4.848%, 09/26/2028		725	823
DP World Salaam
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.750% (F)		4,046	4,451

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Emirate of Dubai Government International Bonds MTN
5.250%, 01/30/2043		$670	$739
Finance Department Government of Sharjah MTN
4.000%, 07/28/2050 (A)		1,568	1,435
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040		6,002	5,942
2.940%, 09/30/2040 (A)		900	891
2.625%, 03/31/2036		1,324	1,298
2.625%, 03/31/2036 (A)		827	811
2.160%, 03/31/2034		812	801
MDGH - GMTN BV MTN
4.500%, 11/07/2028 (A)		1,505	1,744
3.950%, 05/21/2050		338	370
3.700%, 11/07/2049 (A)		970	1,021
Sharjah Sukuk Program MTN
3.854%, 04/03/2026		1,037	1,121

			32,815

United Kingdom — 0.3%
Standard Chartered Bank MTN
8.250%, 05/18/2029 (A)	IDR	88,081,000	6,870

United States — 0.6%
JBS USA Food
5.750%, 01/15/2028 (A)		$644	682
JPMorgan Chase Bank MTN (A)
8.375%, 04/19/2039	IDR	1,563,000	122
7.500%, 06/15/2035		48,361,000	3,504
7.000%, 09/18/2030 (E)		117,660,000	8,524
Sagicor Financial
5.300%, 05/13/2028 (A)		$712	736

			13,568

Uruguay — 0.7%
Uruguay Government International Bond
9.875%, 06/20/2022	UYU	87,230	2,048
5.100%, 06/18/2050		$880	1,114
4.975%, 04/20/2055		646	806
4.375%, 10/27/2027		3,426	3,927
4.375%, 12/15/2028	UYU	10,774	291
4.375%, 01/23/2031		$8,382	9,737

			17,923

Uzbekistan — 0.1%
Uzauto Motors AJ
4.850%, 05/04/2026 (A)		700	696
Uzbekistan Government Bond MTN
5.375%, 02/20/2029		1,509	1,682
3.700%, 11/25/2030 (A)		830	822
3.700%, 11/25/2030		330	327

			3,527

306	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Venezuela — 0.2%
Petroleos de Venezuela
9.750%, 05/17/2035 (C)		$3,202	$136
6.000%, 05/16/2024 (C)		16,821	715
6.000%, 05/16/2024 (C)		7,900	336
6.000%, 05/16/2024 (C)		1,777	75
6.000%, 11/15/2026 (C)		24,577	1,044
5.500%, 04/12/2037 (C)		1,620	69
5.375%, 04/12/2027 (C)		7,825	333
Venezuela Government International Bond
9.250%, 09/15/2027 (C)		3,400	340
9.250%, 05/07/2028 (C)		4,965	496
8.250%, 10/13/2024 (C)		4,151	415
7.750%, 10/13/2019 (C)		7,816	782

			4,741

Vietnam — 0.0%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029 (A)		734	729

Zambia — 0.3%
First Quantum Minerals (A)
7.500%, 04/01/2025		528	548
6.875%, 03/01/2026		531	557
Zambia Government Bond
13.000%, 01/25/2031	ZMW	46,933	947
Zambia Government International Bond
7.342%, 07/30/2027 (A)		$1,450	943
5.375%, 09/20/2022 (A)		2,022	1,313
5.375%, 09/20/2022		3,254	2,114

			6,422

Total Global Bonds (Cost $2,253,413) ($ Thousands)			2,244,946

		Shares

AFFILIATED PARTNERSHIP — 0.2%
SEI Liquidity Fund, L.P.
0.010% **†(G)		3,892,346	3,893

Total Affiliated Partnership (Cost $3,893) ($ Thousands)			3,893

Total Investments in Securities — 93.9% (Cost $2,257,306) ($ Thousands)			$2,248,839

SEI Institutional Investments Trust / Annual Report / May 31, 2021	307

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
R2035 Bond Future	415	Aug-2021	$2,581	$2,792	$112
R2037 Bond Future	39	Aug-2021	219	238	10
R213 Bond Future	602	Aug-2021	3,809	3,840	12
U.S. 2-Year Treasury Note	23	Oct-2021	5,076	5,077	2
U.S. 5-Year Treasury Note	3	Oct-2021	371	372	–
U.S. 10-Year Treasury Note	153	Sep-2021	20,180	20,186	7
U.S. Ultra Long Treasury Bond	101	Sep-2021	18,621	18,710	89

			50,857	51,215	232

Short Contracts
90-Day Euro$	(78)	Dec-2023	$(19,300)	$(19,313)	$(13)
Euro-Bob	(62)	Jun-2021	(9,950)	(10,176)	35
Euro-Bund	(185)	Jun-2021	(38,178)	(38,297)	343
Euro-Buxl	(50)	Jun-2021	(12,580)	(12,241)	486
Korea 10-Year Bond	(44)	Jun-2021	(4,912)	(4,956)	32
U.S. Long Treasury Bond	(19)	Sep-2021	(2,968)	(2,974)	(6)

			(87,888)	(87,957)	877

			$(37,031)	$(36,742)	$1,109

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/03/21	EUR	950	USD	1,155	$(3)
Barclays PLC	06/16/21	USD	2,566	RUB	197,176	121
Barclays PLC	06/16/21	USD	14,490	PLN	55,447	577
Barclays PLC	06/16/21 - 06/22/21	USD	24,381	TRY	186,641	(2,766)
Barclays PLC	06/16/21 - 06/22/21	TRY	112,632	USD	13,205	163
Barclays PLC	06/16/21	TRY	3,533	USD	409	–
Barclays PLC	06/16/21	RUB	988,264	USD	12,748	(718)
Barclays PLC	07/06/21	EUR	3,179	PLN	14,465	57
Citigroup	06/02/21 - 07/02/21	USD	13,974	BRL	76,488	640
Citigroup	06/02/21	BRL	23,059	USD	4,340	(76)
Citigroup	06/03/21 - 06/30/21	USD	9,903	EUR	8,267	170
Citigroup	06/03/21	EUR	635	USD	776	2
Citigroup	06/16/21	EUR	21,825	USD	26,281	(311)
Citigroup	06/04/21 - 06/16/21	USD	23,266	MXN	476,929	619
Citigroup	06/11/21 - 07/09/21	USD	5,253	INR	395,497	191
Citigroup	06/11/21	TWD	55,973	USD	2,033	12
Citigroup	06/14/21	USD	3,774	SGD	5,005	8
Citigroup	06/14/21 - 06/16/21	THB	79,636	USD	2,596	47
Citigroup	06/14/21 - 07/01/21	THB	308,196	USD	9,798	(65)
Citigroup	06/16/21	EUR	718	CZK	18,756	22
Citigroup	06/16/21	USD	1,685	RON	6,945	33
Citigroup	06/16/21	EUR	3,180	HUF	1,126,571	68
Citigroup	06/16/21	USD	8,881	TRY	69,117	(872)
Citigroup	06/16/21 - 07/19/21	USD	14,748	KRW	16,701,049	235
Citigroup	06/16/21	CZK	16,720	USD	783	(16)
Citigroup	06/16/21 - 07/06/21	EUR	16,624	PLN	75,328	214
Citigroup	07/06/21	EUR	365	PLN	1,636	(1)

308	SEI Institutional Investments Trust / Annual Report / May 31, 2021

						Unrealized
						Appreciation
			Currency to Deliver		Currency to Receive	(Depreciation)
Counterparty	Settlement Date		(Thousands)		(Thousands)	(Thousands)
Citigroup	06/16/21	USD	17,864	RUB	1,331,965	$285
Citigroup	06/16/21	USD	9,283	COP	35,672,003	322
Citigroup	06/16/21	USD	8,851	COP	32,297,980	(155)
Citigroup	06/16/21	PLN	18,657	USD	5,015	58
Citigroup	06/16/21	CZK	23,414	EUR	907	(15)
Citigroup	06/16/21	USD	25,344	CZK	555,514	1,222
Citigroup	06/16/21	USD	9,797	CLP	7,241,502	192
Citigroup	06/16/21	USD	15,776	CLP	11,283,120	(211)
Citigroup	06/16/21 - 07/06/21	PLN	29,585	EUR	6,522	(93)
Citigroup	06/16/21 - 06/30/21	USD	17,465	PLN	66,145	417
Citigroup	06/16/21	USD	14,772	PLN	53,896	(452)
Citigroup	06/16/21 - 07/16/21	RUB	224,098	USD	2,931	(118)
Citigroup	06/16/21	HUF	2,281,446	EUR	6,356	(240)
Citigroup	06/16/21	CLP	4,703,953	USD	6,631	143
Citigroup	06/16/21	CLP	1,413,665	USD	1,947	(3)
Citigroup	06/16/21	COP	43,761,161	USD	12,153	371
Citigroup	06/17/21 - 07/06/21	USD	9,101	ZAR	133,411	550
Citigroup	07/06/21	ZAR	7,983	USD	579	3
Citigroup	06/17/21	ZAR	389,910	USD	27,575	(656)
Citigroup	06/30/21	RON	2,540	EUR	517	1
Citigroup	06/30/21	JPY	327,783	USD	3,003	22
Citigroup	07/02/21	CNY	12,910	USD	2,024	–
Citigroup	07/09/21	USD	6,053	CNY	39,877	196
Citigroup	07/09/21	INR	141,590	USD	1,861	(82)
Citigroup	07/15/21 - 10/27/21	EGP	108,534	USD	6,699	(91)
Citigroup	08/19/21	IDR	48,927,374	USD	3,386	(10)
Citigroup	08/24/21	USD	1,988	VND	45,892,330	(2)
Citigroup	10/06/21	EUR	868	RON	4,329	8
Goldman Sachs	06/01/21	USD	3,827	PHP	186,739	80
Goldman Sachs	06/02/21 - 07/23/21	USD	11,851	BRL	64,650	515
Goldman Sachs	06/04/21 - 07/23/21	USD	23,952	MXN	482,248	166
Goldman Sachs	06/04/21	USD	5,821	MXN	115,937	(12)
Goldman Sachs	06/16/21	MXN	42,870	USD	2,147	2
Goldman Sachs	06/04/21 - 06/16/21	MXN	265,373	USD	12,755	(535)
Goldman Sachs	06/10/21	ILS	3,793	USD	1,165	(2)
Goldman Sachs	06/11/21	USD	2,451	KRW	2,757,276	22
Goldman Sachs	06/11/21 - 07/16/21	USD	13,628	RUB	1,031,736	423
Goldman Sachs	06/11/21 - 06/16/21	CLP	8,140,269	USD	11,524	295
Goldman Sachs	06/14/21	THB	24,549	USD	787	2
Goldman Sachs	06/16/21	USD	779	IDR	11,434,900	20
Goldman Sachs	06/16/21	USD	792	CZK	17,589	49
Goldman Sachs	06/16/21	USD	875	RON	3,614	20
Goldman Sachs	06/16/21	USD	969	COP	3,668,572	19
Goldman Sachs	06/16/21	USD	1,829	COP	6,661,028	(36)
Goldman Sachs	06/16/21	USD	2,013	THB	62,991	2
Goldman Sachs	07/01/21	USD	1,036	THB	32,357	(1)
Goldman Sachs	06/16/21	USD	3,087	HUF	913,210	109
Goldman Sachs	06/16/21	EUR	3,157	HUF	1,140,242	143
Goldman Sachs	06/16/21	EUR	321	HUF	111,603	–
Goldman Sachs	06/16/21	USD	4,046	CLP	2,971,886	53

SEI Institutional Investments Trust / Annual Report / May 31, 2021	309

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

						Unrealized
						Appreciation
			Currency to Deliver		Currency to Receive	(Depreciation)
Counterparty	Settlement Date		(Thousands)		(Thousands)	(Thousands)
Goldman Sachs	06/16/21	EUR	4,221	CZK	110,580	$145
Goldman Sachs	06/16/21	USD	9,115	CNY	59,621	241
Goldman Sachs	06/16/21	USD	12,003	EUR	10,013	197
Goldman Sachs	06/16/21	EUR	14,873	USD	18,047	(74)
Goldman Sachs	06/16/21	SGD	23,832	USD	17,759	(253)
Goldman Sachs	06/16/21 - 07/16/21	USD	28,709	PLN	107,624	436
Goldman Sachs	07/16/21	USD	288	PLN	1,037	(12)
Goldman Sachs	06/16/21 - 07/15/21	EGP	30,945	USD	1,902	(67)
Goldman Sachs	06/16/21 - 06/22/21	TRY	24,298	USD	2,850	37
Goldman Sachs	06/16/21	TRY	37,354	USD	4,304	(25)
Goldman Sachs	06/16/21	RON	65,796	USD	16,053	(233)
Goldman Sachs	06/16/21	PLN	67,190	USD	18,123	271
Goldman Sachs	06/16/21	CZK	122,168	EUR	4,717	(95)
Goldman Sachs	06/16/21	RUB	140,896	USD	1,842	(78)
Goldman Sachs	06/16/21	CZK	148,050	USD	6,911	(169)
Goldman Sachs	06/16/21	PHP	536,404	USD	10,978	(232)
Goldman Sachs	06/16/21	HUF	2,260,404	EUR	6,297	(239)
Goldman Sachs	06/16/21	HUF	3,041,396	USD	10,100	(544)
Goldman Sachs	06/16/21	COP	30,512,672	USD	8,494	279
Goldman Sachs	06/17/21 - 07/06/21	USD	11,922	ZAR	168,176	250
Goldman Sachs	06/17/21	ZAR	152,260	USD	11,022	(3)
Goldman Sachs	06/22/21	USD	2,015	TRY	15,247	(254)
Goldman Sachs	06/22/21 - 08/18/21	USD	6,542	UAH	185,599	92
Goldman Sachs	10/06/21	EUR	2,737	RON	13,635	19
Goldman Sachs	06/30/21 - 10/06/21	EUR	2,979	RON	14,686	(1)
Goldman Sachs	07/02/21 - 07/23/21	BRL	21,132	USD	4,009	(24)
Goldman Sachs	07/06/21	EUR	12,130	PLN	55,224	227
Goldman Sachs	07/06/21	PLN	30,968	EUR	6,770	(166)
Goldman Sachs	07/14/21 - 09/24/21	USD	2,826	KZT	1,226,336	(12)
JPMorgan Chase Bank	06/02/21 - 06/21/21	USD	1,341	IDR	19,259,830	5
JPMorgan Chase Bank	06/21/21	USD	5,688	IDR	80,959,818	(34)
JPMorgan Chase Bank	06/21/21	IDR	157,709,259	USD	11,072	57
JPMorgan Chase Bank	06/02/21 - 08/19/21	IDR	496,992,353	USD	34,421	(255)
JPMorgan Chase Bank	06/03/21	EUR	1,576	USD	1,902	(18)
JPMorgan Chase Bank	06/03/21 - 10/06/21	USD	4,390	EUR	3,662	79
JPMorgan Chase Bank	06/04/21 - 08/17/21	USD	5,856	MXN	120,706	190
JPMorgan Chase Bank	06/04/21 - 08/17/21	MXN	43,674	USD	2,187	–
JPMorgan Chase Bank	06/04/21 - 08/17/21	MXN	48,826	USD	2,426	(16)
JPMorgan Chase Bank	06/09/21 - 07/09/21	USD	27,818	CNY	180,345	495
JPMorgan Chase Bank	06/11/21	CNY	633	USD	98	(1)
JPMorgan Chase Bank	06/11/21 - 06/14/21	USD	3,283	CLP	2,307,163	(101)
JPMorgan Chase Bank	06/23/21	PLN	3,269	USD	889	20
JPMorgan Chase Bank	06/11/21 - 08/17/21	PLN	14,004	USD	3,669	(53)
JPMorgan Chase Bank	06/21/21	USD	2,656	THB	83,378	12
JPMorgan Chase Bank	06/14/21	USD	3,622	THB	111,652	(49)
JPMorgan Chase Bank	06/14/21 - 07/02/21	BRL	36,378	USD	6,686	(272)
JPMorgan Chase Bank	06/15/21	USD	160	CZK	3,521	9
JPMorgan Chase Bank	06/15/21	USD	6,322	HUF	1,949,916	502
JPMorgan Chase Bank	06/16/21	USD	377	COP	1,412,239	3
JPMorgan Chase Bank	06/16/21 - 06/23/21	COP	20,001,783	USD	5,445	61
JPMorgan Chase Bank	08/04/21	USD	1,113	MYR	4,619	5
JPMorgan Chase Bank	06/17/21 - 08/04/21	USD	8,268	MYR	34,077	(20)

310	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	06/21/21	USD	357	RUB	26,501	$4
JPMorgan Chase Bank	06/21/21	USD	754	PHP	36,144	1
JPMorgan Chase Bank	06/21/21	USD	1,549	UGX	5,500,000	(2)
JPMorgan Chase Bank	06/21/21	USD	2,311	TRY	19,681	(37)
JPMorgan Chase Bank	06/21/21	USD	4,027	INR	295,713	43
JPMorgan Chase Bank	06/21/21	RUB	362,860	USD	4,867	(74)
JPMorgan Chase Bank	06/24/21 - 08/23/21	USD	16,317	KRW	18,488,136	278
JPMorgan Chase Bank	06/30/21	USD	8,785	EUR	7,287	95
JPMorgan Chase Bank	06/30/21	USD	23	EUR	19	–
JPMorgan Chase Bank	06/30/21	EUR	17,885	USD	21,325	(471)
JPMorgan Chase Bank	07/06/21	EUR	488	PLN	2,219	8
JPMorgan Chase Bank	07/06/21 - 08/16/21	USD	9,801	ZAR	141,295	358
JPMorgan Chase Bank	07/06/21 - 08/16/21	ZAR	627,740	USD	43,062	(2,218)
JPMorgan Chase Bank	07/14/21	USD	987	KZT	424,972	(2)
JPMorgan Chase Bank	07/22/21	USD	1,978	UAH	57,889	97
JPMorgan Chase Bank	08/17/21	USD	4,888	PLN	18,508	143
JPMorgan Chase Bank	08/17/21	USD	10,266	RON	42,025	115
JPMorgan Chase Bank	08/23/21	USD	4,624	BRL	24,549	38
JPMorgan Chase Bank	10/06/21	EUR	2,499	RON	12,451	17
Merrill Lynch	06/16/21	USD	5,480	MXN	114,451	247
Merrill Lynch	06/16/21	USD	11,373	RUB	856,254	295
Merrill Lynch	06/16/21	USD	14,500	PLN	55,447	567
Merrill Lynch	06/16/21	COP	58,681,701	USD	16,355	556
Morgan Stanley	06/03/21	USD	2,774	EUR	2,276	(2)
Morgan Stanley	06/04/21	USD	1,022	MXN	21,401	50
Morgan Stanley	06/04/21	MXN	81,958	USD	3,967	(139)
Morgan Stanley	06/11/21	USD	2,645	CLP	1,891,838	(35)
Morgan Stanley	06/11/21	INR	173,243	USD	2,354	(34)
Morgan Stanley	06/14/21	USD	878	THB	27,477	1
Morgan Stanley	06/14/21	USD	676	THB	20,859	(8)
Morgan Stanley	06/14/21	USD	3,751	KRW	4,212,685	28
Morgan Stanley	06/16/21	EUR	3,155	CZK	81,738	65
Morgan Stanley	06/16/21	CZK	24,676	EUR	949	(23)
Morgan Stanley	06/16/21	HUF	82,486	EUR	230	(8)
Morgan Stanley	06/16/21	COP	1,621,441	USD	442	5
Morgan Stanley	06/16/21	COP	3,928,313	USD	1,050	(8)
Morgan Stanley	07/06/21	PLN	16,829	EUR	3,718	(43)
Morgan Stanley	09/10/21	PHP	16,318	USD	331	(8)
Standard Bank	06/02/21 - 09/02/21	USD	13,719	BRL	74,233	415
Standard Bank	06/16/21	USD	1,070	EUR	885	8
Standard Bank	06/03/21 - 06/16/21	USD	3,893	EUR	3,189	(8)
Standard Bank	06/03/21 - 08/04/21	EUR	20,355	USD	24,522	(298)
Standard Bank	06/04/21 - 06/16/21	USD	1,860	MXN	38,414	64
Standard Bank	06/16/21	USD	6,540	MYR	26,940	(22)
Standard Bank	06/16/21	USD	12,147	HUF	3,734,919	924
Standard Bank	06/16/21	CNY	12,540	USD	1,900	(68)
Standard Bank	06/16/21	USD	14,095	TWD	399,578	345
Standard Bank	06/16/21	USD	17,928	SGD	23,832	84
Standard Bank	06/16/21	MXN	50,260	USD	2,502	(13)
Standard Bank	06/16/21	THB	241,338	USD	7,643	(81)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	311

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Continued)

						Unrealized
						Appreciation
			Currency to Deliver		Currency to Receive	(Depreciation)
Counterparty	Settlement Date		(Thousands)		(Thousands)	(Thousands)
Standard Bank	06/16/21	IDR	15,400,329	USD	1,057	$(19)
Standard Bank	06/17/21	USD	654	ZAR	9,180	11
Standard Chartered	06/01/21	PHP	193,341	USD	3,921	(124)
Standard Chartered	06/11/21	USD	2,433	CLP	1,770,456	9
Standard Chartered	06/11/21	USD	5,720	TWD	159,145	27
Standard Chartered	06/11/21	TWD	53,946	USD	1,940	(8)
Standard Chartered	06/14/21	THB	133,614	USD	4,266	(10)
Standard Chartered	06/16/21	EUR	92	HUF	33,982	7
Standard Chartered	06/21/21	USD	1,863	KRW	2,109,908	30
Standard Chartered	06/22/21	TRY	4,745	USD	553	5
Standard Chartered	07/15/21	EGP	56,931	USD	3,493	(120)
Standard Chartered	07/23/21	USD	3,827	COP	14,141,035	(26)
Standard Chartered	07/27/21 - 08/19/21	USD	3,889	IDR	56,013,505	4
Standard Chartered	08/19/21	IDR	13,823,188	USD	960	1
State Street	06/03/21	EUR	21,700	USD	26,120	(313)
State Street	06/04/21	MXN	39,631	USD	1,915	(70)
State Street	06/11/21	USD	2,350	INR	173,464	41
State Street	06/11/21	BRL	13,894	USD	2,489	(170)
State Street	06/16/21	EUR	1,017	HUF	358,911	17
State Street	06/16/21	PLN	14,285	EUR	3,176	(12)
State Street	06/16/21	CZK	35,568	EUR	1,389	(9)
State Street	07/06/21	USD	847	ZAR	11,809	6
State Street	07/09/21	USD	753	CNY	4,890	14
State Street	07/16/21	USD	6,390	RUB	493,426	305

						$2,524

A list of open centrally cleared swap agreements held by the Fund at May 31, 2021, is as follows:

Interest Rate Swaps
							Upfront	Net Unrealized
					Notional		Payments/	Appreciation
		Payment			Amount	Value	Receipts	(Depreciation)
Fund Pays	Fund Receives	Frequency	Termination Date	Currency	(Thousands)	(Thousands)	(Thousands)	(Thousands)

2.1%	6-MONTH CZK - PRIBOR	Annually	09/30/2021	CZK	206,802	$59	$–	$59
6-MONTH HUF - BUBOR	2.969% FIXED	Semi-Annually	02/08/2029	HUF	600,000	(3)	–	(3)
7.51%	28-DAY MXN - TIIE	Monthly	04/20/2027	MXN	11,913	37	–	37
8.155%	28-DAY MXN - TIIE	Monthly	12/28/2026	MXN	21,000	98	–	98
7.72%	28-DAY MXN - TIIE	Monthly	12/03/2026	MXN	16,200	59	–	59
6-MONTH PRAGUE INTERBANK OFFER RATE (PRIBOR)	1.81% FIXED	Semi-Annually	05/13/2026	CZK	84,873	(18)	–	(18)
2.48%	1-DAY CLICP	Semi-Annually	04/12/2026	CLP	1,129,340	(27)	–	(27)
5.815%	28- DAY MEXICAN INTERBANK RATE (TIIE)	Monthly	04/06/2026	MXN	41,751	(25)	–	(25)
1-DAY COP- COLUMBIA IBR OVERNIGHT INTERBANK	5.81%	Quarterly	04/03/2029	COP	7,450,804	(36)	–	(36)
1-DAY SINACOFI CHILE INTERBANK RATE AVG(CLICP)	2.26% FIXED	Semi-Annually	03/16/2026	CLP	2,687,914	(98)	–	(98)
6-MONTH BKIBOR THB	1.1%	Semi-Annually	03/10/2026	THB	122,000	15	–	15
6-MONTH BKIBOR THB	0.995%	Semi-Annually	03/01/2026	THB	137,000	38	–	38
6-MONTH CZK PRIBOR	1.32%	Semi-Annually	02/10/2026	CZK	79,953	69	–	69
1.6325%	1-DAY CLICP	Semi-Annually	01/12/2026	CLP	1,161,185	(82)	–	(82)
1.16%	1-DAY CLP - CLICP	Semi-Annually	06/23/2025	CLP	3,237,689	(249)	–	(249)
1.36%	1-DAY CLP - CLICP	Semi-Annually	06/17/2025	CLP	2,668,591	(174)	–	(174)

312	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH PLN - WIBOR	0.644%	Semi-Annually	06/09/2025	PLN	18,906	$141	$–	$141
6-MONTH WIBOR - PLN	1.13%	Semi-Annually	03/16/2026	PLN	2,485	10	–	10
1-DAY COP- COLUMBIA IBR OVERNIGHT INTERBANK	5.915%	Quarterly	05/15/2029	COP	6,500,000	(45)	–	(45)
1-DAY COP- COLUMBIA IBR OVERNIGHT INTERBANK	5.37%	Quarterly	06/21/2029	COP	3,800,000	13	–	13
28-DAY MXN - TIIE	6.9225%	Monthly	08/31/2029	MXN	58,394	(64)	–	(64)
6-MONTH BUBOR - HUF	2.42%	Semi-Annually	03/16/2031	HUF	331,995	33	–	33
3-Month KWCDC KRW	1.495%	Quarterly	02/19/2031	KRW	2,400,000	49	–	49
3-Month KRW KWCDC	1.3965%	Quarterly	02/05/2031	KRW	2,400,000	67	–	67
1.605%	6-MONTH HUF - BUBOR	Semi-Annually	01/08/2031	HUF	122,342	41	–	41
1.38%	6-MONTH CZK PRIBOR	Annually	11/13/2030	CZK	88,221	(86)	–	(86)
1.395%	6-MONTH CZK PRIBOR	Annually	11/12/2030	CZK	88,250	(83)	–	(83)
2.145%	1-DAY CLP - SINACOFI CHILE INTERBANK RATE AVG	Semi-Annually	08/24/2030	CLP	616,282	(112)	–	(112)
1-DAY COP - COLUMBIA OVERNIGHT INTERBANK	4.21%	Quarterly	07/08/2030	COP	682,690	(20)	–	(20)
6-MONTH PLN - WIBOR	1%	Semi-Annually	06/12/2030	PLN	11,257	221	–	221
1-DAY CLP - CETIP	2.33%	Semi-Annually	06/05/2030	CLP	1,146,740	177	–	177
1-DAY COP - COLUMBIA IBR OVERNIGHT INTERBANK	4.98%	Quarterly	04/23/2030	COP	1,595,236	22	–	22
5.47%	1-DAY COP - COLUMBIA IBR OVERNIGHT INTERBANK	Quarterly	03/11/2030	COP	1,499,197	6	–	6
7.54%	3-MONTH ZAR - JIBAR	Quarterly	02/28/2030	ZAR	29,979	(67)	–	(67)
1.75%	6-MONTH PLN - WIBOR	Annually	02/26/2030	PLN	16,800	(32)	–	(32)
6-MONTH HUF - BUBOR	1.61%	Semi-Annually	01/17/2030	HUF	185,000	51	–	51
6-MONTH CZK - PRIBOR	1.81%	Semi-Annually	01/17/2030	CZK	15,000	(3)	–	(3)
28-DAY MXN - TIIE	6.82%	Monthly	09/10/2029	MXN	40,855	(30)	–	(30)
6.45%	28-DAY MXN - TIIE	Monthly	04/01/2025	MXN	45,932	48	–	48
0.725%	6-MONTH HUF - BUBOR	Annually	03/25/2025	HUF	387,151	(68)	–	(68)
1.37%	6-MONTH HUF - BUBOR	Annually	02/17/2025	HUF	360,019	(32)	–	(32)
7.7325%	1-DAY BRL- CETIP 01/02/20225	Annually	01/02/2025	BRL	19,516	9	–	9
7.45%	1-DAY OVERNIGHT BRAZIL INTERBANK DEPOSIT(CETIP)	Annually	01/02/2024	BRL	15,514	13	–	13
5.01%	GOLDMAN SACHS	Monthly	11/22/2023	MXN	211,565	(116)	–	(116)
5.55%	28-DAY MXN - TIIE	Monthly	04/13/2023	MXN	66,291	24	–	24
4.43%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	16,859	104	–	104
6.23%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	7,534	(6)	–	(6)
6.61%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	6,301	2	–	2
5.25%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	15,387	(60)	–	(60)
9.255%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	2,474	27	–	27
6.77%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	8,540	8	–	8
1-DAY CETIP - BRL	6.23%	Annually	01/02/2023	BRL	63,068	56	–	56
6.71%	28-DAY MXN - TIIE	Monthly	07/07/2022	MXN	45,683	49	–	49
6.745%	28-DAY MXN - TIIE	Monthly	06/23/2022	MXN	49,636	53	–	53
7.705%	28-DAY MXN - TIIE	Monthly	01/21/2022	MXN	6,000	6	–	6
2.885 FIXED	1-DAY BRL - CETIP	Annually	01/03/2022	BRL	24,057	(58)	–	(58)
2.99%	1-DAY BRL - CETIP	Annually	01/03/2022	BRL	34,427	(79)	–	(79)
5.89%	1-DAY BRL - CETIP	Annually	01/03/2022	BRL	36,997	41	–	41
1-DAY CLP - CLICP	1.960%	Semi-Annually	12/12/2021	CLP	3,489,141	(38)	–	(38)
6.5%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	6,494	(24)	–	(24)
PRIBOR	1.88% FIXED	Annually	05/13/2031	CZK	44,547	23	–	23
4.99%	1-DAY BRL CETIP	Annually	01/02/2024	BRL	11,034	(118)	–	(118)
5.56%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	26,364	(218)	–	(218)
6.82%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	4,671	(26)	–	(26)
6.455%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	4,989	(41)	–	(41)
6.77%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	5,570	(34)	–	(34)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	313

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Debt Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
5.65%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	17,121	$(231)	$–	$(231)
0.81%	6-MONTH HUF - BUBOR	Annually	09/12/2024	HUF	100,000	(13)	–	(13)
6-MONTH CZK - PRIBOR	1.675%	Semi-Annually	07/17/2024	CZK	28,223	(5)	–	(5)
6-MONTH CZK - PRIBOR	1.64%	Semi-Annually	06/21/2024	CZK	30,000	(4)	–	(4)
5.47%	28-DAY MXN - TIIE	Monthly	06/19/2024	MXN	221,391	(104)	–	(104)
6-MONTH CZK - PRIBOR	1.7%	Semi-Annually	06/18/2024	CZK	195,000	(45)	–	(45)
0.65%	6-MONTH PLN - WIBOR	Annually	03/26/2024	PLN	3,738	(11)	–	(11)
0.63%	6-MONTH PLN - WIBOR	Annually	03/26/2024	PLN	4,262	(13)	–	(13)
6-MONTH PLN - WIBOR	1.9865%	Semi-Annually	03/25/2024	PLN	14,495	(105)	–	(105)
5.1525%	28-DAY MEXICAN INTERBANK RATE (TIIE)	Monthly	02/22/2024	MXN	185,141	(101)	–	(101)
6-MONTH HUF WIBOR	0.65%	Semi-Annually	02/18/2024	PLN	24,917	62	–	62
5.7%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	12,439	(91)	–	(91)
1-DAY BRL CETIP	5.9725%	Annually	01/02/2024	BRL	10,140	(62)	–	(62)
4.835%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	30,017	(347)	–	(347)
5.715%	1-DAY BRL CETIP	Annually	01/02/2024	BRL	11,232	(83)	–	(83)
1.905%	6-MONTH PLN WIBOR	Annually	05/18/2031	PLN	9,962	1	–	1

						$(1,655)	$–	$(1,655)

A list of open OTC swap agreements held by the Fund at May 31, 2021, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	7.515%	3-MONTH MPOR - RUB	Annually	06/10/2021	RUB	1,405,247	$1,205	$–	$1,205
JPMorgan Chase	6-MONTH HUF - BUBOR	1.3775%	Semi-Annually	06/17/2021	HUF	875,267	(42)	_	(42)
Goldman Sachs	2.208%	6-MONTH PLN - WIBOR	Annually	11/16/2021	PLN	10,048	58	–	58
Citibank	2.431%	6-MONTH PLN - WIBOR	Annually	12/14/2021	PLN	15,500	97	_	97
Goldman Sachs	6.29%	3-MONTH MPOR - RUB	Quarterly	12/14/2021	RUB	700,000	274	_	274
Goldman Sachs	6-MONTH HUF - BUBOR	1.265%	Semi-Annually	01/10/2022	HUF	2,251,935	(49)	_	(49)
JPMorgan Chase	6-MONTH HUF - BUBOR	1.30%	Semi-Annually	04/06/2022	HUF	400,000	(4)	_	(4)
JPMorgan Chase	3.43%	1-DAY CLP - CETIP	Semi-Annually	05/10/2022	CLP	933,434	37	_	37
Goldman Sachs	5.900%	28-DAY MXN - TIIE	Monthly	09/12/2022	MXN	99,662	66	_	66
Goldman Sachs	11.985%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	3,000	306	_	306
Goldman Sachs	10.89%	1-DAY BRL - CETIP	Quarterly	01/03/2023	BRL	6,139	474	_	474
Goldman Sachs	7.072%	3-MONTH MPOR - RUB	Quarterly	04/02/2023	RUB	1,057,550	171	_	171
Goldman Sachs	6.355%	28-DAY MXN - TIIE	Monthly	05/21/2025	MXN	29,801	24	–	24
Goldman Sachs	6.205%	28-DAY MXN - TIIE	Monthly	12/08/2025	MXN	21,174	5	_	5
Goldman Sachs	6.165%	28-DAY MXN - TIIE	Monthly	03/05/2026	MXN	63,199	–	_	0
JPMorgan Chase	6.13%	28-DAY MXN - TIIE	Monthly	06/18/2026	MXN	47,000	(10)	_	(10)
Goldman Sachs	6.381%	28-DAY MXN - TIIE	Monthly	09/16/2026	MXN	35,000	9	_	9

							$2,621	$–	$2,621

Percentages are based on Net Assets of $2,395,679 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $335,183 ($ Thousands), representing 14.0% of the Net Assets of the Fund.

(B)	Certain securities or partial positions of certain securities are on loan at May 31,2021 (see Note 12). The total market value of securities on loan at May 31, 2021 was $3,759 ($ Thousands).

(C)	Security is in default on interest payment.

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(F)	Perpetual security with no stated maturity date.

(G)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $3,893 ($ Thousands).

BRL — Brazilian Real

BUBOR — Budapset Interbank Offered Rate

CETIP — Central of Custody and Financial Settlement of Securities

CLICP — Sinacofi Chile Interbank Rate Avg

CLP — Chilean Peso

CNY — Chinese Yuan Onshore

COP — Colombian Peso

314	SEI Institutional Investments Trust / Annual Report / May 31, 2021

CZK — Czech Koruna

DAC — Designated Activity Company

EGP — Egyptian Pound

EUR — Euro

GHS — Ghanaian Cedi

HUF — Hungarian Forint

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

ILS — Israeli New Sheckels

JIBAR — Johannesburg Interbank Agreed Rate

JPY — Japanese Yen

JSC — Joint-Stock Company

KRW — Korean Won

KZT — Kazakhstani Tenge

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MPOR — Moscow Prime Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

OTC — Over The Counter

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RSD — Serbian Dinar

RUB — Russian Ruble

SGD — Singapore Dollar

Ser — Series

THB — Thai Baht

TIIE — Interbank Equilibrium Interest Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

UAH — Ukrainian Hryvnia

ULC — Unlimited Liability Company

USD — U.S. Dollar

UYU — Uruguayan Peso

WIBOR — Warsaw Interbank Offered Rate

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

	Level 1	Level 2	Level 3	Total
Investments in Securities	($)	($)	($)	($)
Global Bonds	–	2,244,946	–	2,244,946
Affiliated Partnership	–	3,893	–	3,893

Total Investments in Securities	–	2,248,839	–	2,248,839

	Level 1	Level 2	Level 3	Total
Other Financial Instruments	($)	($)	($)	($)
Futures Contracts*
Unrealized Appreciation	1,128	–	–	1,128
Unrealized Depreciation	(19)	–	–	(19)
Forwards Contracts*
Unrealized Appreciation	–	17,849	–	17,849
Unrealized Depreciation	–	(15,325)	–	(15,325)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	2,726	–	2,726
Unrealized Depreciation	–	(105)	–	(105)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	1,732	–	1,732
Unrealized Depreciation	–	(3,387)	–	(3,387)

Total Other Financial Instruments	1,109	3,490	–	4,599

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$ 23,288	$ (19,396)	$ 1	$ —	$ 3,893	3,892,346	$ 22	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	315

SCHEDULE OF INVESTMENTS

May 31, 2021

Real Return Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 98.7%

U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	$14,120	$16,595
2.000%, 01/15/2026	10,292	12,253
0.625%, 04/15/2023	21,557	22,943
0.625%, 01/15/2024	24,200	26,294
0.625%, 01/15/2026	19,057	21,405
0.500%, 04/15/2024	13,470	14,649
0.375%, 07/15/2023	25,079	26,880
0.375%, 07/15/2025	21,617	24,016
0.250%, 01/15/2025	22,627	24,737
0.125%, 07/15/2022	20,827	21,702
0.125%, 01/15/2023	25,704	26,977
0.125%, 07/15/2024	22,053	23,973
0.125%, 10/15/2024	18,551	20,193
0.125%, 04/15/2025	15,476	16,879
0.125%, 10/15/2025	17,422	19,170
0.125%, 10/15/2025	1,081	1,190
0.125%, 04/15/2026	10,533	11,580

Total U.S. Treasury Obligations (Cost $314,539) ($ Thousands)		331,436

Total Investments in Securities — 98.7% (Cost $314,539) ($ Thousands)		$331,436

Percentages are based on Net Assets of $335,816 ($ Thousands).

As of May 31, 2021, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

316	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Limited Duration Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 33.3%

Communication Services — 2.2%
AT&T
2.300%, 06/01/2027	$2,000	$2,072
0.650%, VAR United States Secured Overnight Financing Rate+0.640%, 03/25/2024	9,215	9,236
NTT Finance
0.373%, 03/03/2023 (A)	10,385	10,394
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
4.738%, 03/20/2025 (A)	1,135	1,216
3.360%, 09/20/2021 (A)	398	398
T-Mobile USA
3.875%, 04/15/2030	770	843
3.750%, 04/15/2027	400	440
3.500%, 04/15/2025	705	765
1.500%, 02/15/2026	240	240
Verizon Communications
0.750%, 03/22/2024	7,395	7,453

		33,057

Consumer Discretionary — 3.1%
7-Eleven
0.800%, 02/10/2024 (A)	11,000	10,991
0.612%, VAR ICE LIBOR USD 3 Month+0.450%, 08/10/2022 (A)	1,185	1,186
Alimentation Couche-Tard
3.550%, 07/26/2027 (A)	400	438
BMW US Capital LLC
0.540%, VAR United States Secured Overnight Financing Rate+0.530%, 04/01/2024 (A)	6,360	6,398

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Daimler Finance North America LLC
1.056%, VAR ICE LIBOR USD 3 Month+0.900%, 02/15/2022 (A)	$2,190	$2,201
Ford Motor Credit LLC
5.596%, 01/07/2022	9	9
1.256%, VAR ICE LIBOR USD 3 Month+1.080%, 08/03/2022	955	951
1.068%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	500	499
General Motors Financial
4.200%, 11/06/2021	1,270	1,291
3.200%, 07/06/2021	445	445
3.150%, 06/30/2022	285	293
1.050%, 03/08/2024	7,945	7,998
Hyundai Capital America
1.250%, 09/18/2023 (A)	3,150	3,181
Hyundai Capital America MTN
0.800%, 01/08/2024 (A)	5,030	5,020
Toyota Motor Credit MTN
0.450%, 01/11/2024	6,820	6,832

		47,733

Consumer Staples — 2.4%
BAT Capital
3.222%, 08/15/2024	860	916
BayCare Health System
2.610%, 11/15/2022	1,190	1,227
2.560%, 11/15/2021	2,595	2,620
Bayer US Finance II LLC
3.875%, 12/15/2023 (A)	745	802
CommonSpirit Health
2.760%, 10/01/2024	960	1,017
1.547%, 10/01/2025	8,555	8,656
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (A)	760	786
Fresenius US Finance II
4.500%, 01/15/2023 (A)	955	1,002
Hormel Foods
0.650%, 06/03/2024	8,800	8,807
Imperial Brands Finance PLC
4.250%, 07/21/2025 (A)	1,035	1,142
Keurig Dr Pepper
0.750%, 03/15/2024	7,575	7,589
Smithfield Foods
3.350%, 02/01/2022 (A)	590	599

		35,163

Energy — 1.9%
Energy Transfer
5.950%, 12/01/2025	748	880
4.250%, 03/15/2023	5,547	5,840
4.250%, 04/01/2024	250	271

SEI Institutional Investments Trust / Annual Report / May 31, 2021	317

SCHEDULE OF INVESTMENTS

May 31, 2021

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.050%, 03/15/2025	$1,000	$1,086
NGPL PipeCo LLC
4.375%, 08/15/2022 (A)	700	725
Petroleos Mexicanos
5.350%, 02/12/2028	1,200	1,188
Pioneer Natural Resources
0.750%, 01/15/2024	6,470	6,478
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (A)	11,985	12,703
		29,171

Financials — 15.1%
Athene Global Funding
0.710%, VAR United States Secured Overnight Financing Rate+0.700%, 05/24/2024 (A)	920	922
Avolon Holdings Funding
3.625%, 05/01/2022 (A)	890	912
Bank of America
3.335%, VAR ICE LIBOR USD 3 Month+0.650%, 01/25/2023	1,000	1,021
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	8,375	8,715
Bank of America MTN
2.881%, VAR ICE LIBOR USD 3 Month+1.021%, 04/24/2023	2,000	2,046
1.486%, VAR United States Secured Overnight Financing Rate+1.460%, 05/19/2024	2,150	2,192
0.810%, VAR United States Secured Overnight Financing Rate+0.740%, 10/24/2024	8,500	8,548
Bank of Montreal MTN
0.690%, VAR United States Secured Overnight Financing Rate+0.680%, 03/10/2023	2,270	2,291
Citibank
3.400%, 07/23/2021	250	250
Citigroup
3.352%, VAR ICE LIBOR USD 3 Month+0.897%, 04/24/2025	1,645	1,767
0.981%, VAR United States Secured Overnight Financing Rate+0.669%, 05/01/2025	7,860	7,909
Credit Suisse Group
2.593%, VAR United States Secured Overnight Financing Rate+1.560%, 09/11/2025 (A)	1,565	1,636
Credit Suisse NY
2.800%, 04/08/2022	5,000	5,111
0.495%, 02/02/2024	7,200	7,185

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Federation des Caisses Desjardins du Quebec
0.450%, 10/07/2023 (A)	$7,660	$7,668
Fifth Third Bancorp
1.625%, 05/05/2023	8,055	8,234
General Electric MTN
0.556%, VAR ICE LIBOR USD 3 Month+0.380%, 05/05/2026	350	342
Goldman Sachs Group
0.627%, VAR United States Secured Overnight Financing Rate+0.538%, 11/17/2023	9,555	9,574
0.481%, 01/27/2023	6,270	6,276
Goldman Sachs Group MTN
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	500	514
HSBC Holdings
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024	1,870	1,996
1.155%, VAR ICE LIBOR USD 3 Month+1.000%, 05/18/2024	225	228
Intercontinental Exchange
0.834%, VAR ICE LIBOR USD 3 Month+0.650%, 06/15/2023	1,700	1,701
JPMorgan Chase
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	9,910	10,742
0.697%, VAR United States Secured Overnight Financing Rate+0.580%, 03/16/2024	2,325	2,335
Lloyds Banking Group
3.870%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+3.500%, 07/09/2025	180	196
Lloyds Banking Group PLC
2.858%, VAR ICE LIBOR USD 3 Month+1.249%, 03/17/2023	1,910	1,947
Macquarie Group
1.340%, VAR United States Secured Overnight Financing Rate+1.069%, 01/12/2027 (A)	705	699
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (A)	8,800	8,895
Morgan Stanley MTN
5.500%, 07/28/2021	1,800	1,815
0.560%, VAR United States Secured Overnight Financing Rate+0.466%, 11/10/2023	15,260	15,293
0.529%, VAR United States Secured Overnight Financing Rate+0.455%, 01/25/2024	2,745	2,751

318	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
National Bank of Canada
0.900%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.770%, 08/15/2023	$13,785	$13,877
National Securities Clearing
1.200%, 04/23/2023 (A)	7,290	7,426
Nationwide Building Society
3.766%, VAR ICE LIBOR USD 3 Month+1.064%, 03/08/2024 (A)	350	369
Nationwide Building Society MTN
3.622%, VAR ICE LIBOR USD 3 Month+1.181%, 04/26/2023 (A)	1,890	1,945
Nationwide Mutual Insurance
2.474%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (A)	1,000	999
NatWest Markets
0.540%, VAR United States Secured Overnight Financing Rate+0.530%, 08/12/2024 (A)	5,830	5,848
New York Life Global Funding
1.100%, 05/05/2023 (A)	5,710	5,798
Pacific Life Global Funding II
0.500%, 09/23/2023 (A)	5,615	5,631
Park Aerospace Holdings
5.250%, 08/15/2022 (A)	155	163
4.500%, 03/15/2023 (A)	170	178
PNC Bank
0.475%, VAR ICE LIBOR USD 3 Month+0.325%, 02/24/2023	10,875	10,898
Protective Life Global Funding
1.082%, 06/09/2023 (A)	7,785	7,894
Santander UK
3.571%, 01/10/2023	1,615	1,645
3.400%, 06/01/2021	585	585
Santander UK Group Holdings PLC
1.089%, VAR United States Secured Overnight Financing Rate+0.787%, 03/15/2025	200	201
Toronto-Dominion Bank MTN
0.750%, 06/12/2023	10,790	10,889
Truist Financial MTN
2.200%, 03/16/2023	8,675	8,961
UBS Group
1.008%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.830%, 07/30/2024 (A)	6,565	6,620
USAA Capital
1.500%, 05/01/2023 (A)	3,580	3,657
Wells Fargo MTN
3.750%, 01/24/2024	655	708
2.164%, VAR ICE LIBOR USD 3 Month+0.750%, 02/11/2026	2,830	2,951

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wells Fargo Bank
3.625%, 10/22/2021	$1,000	$1,011
		229,965

Health Care — 1.8%
AbbVie
5.000%, 12/15/2021	500	507
3.800%, 03/15/2025	450	494
3.750%, 11/14/2023	550	592
Gilead Sciences
0.750%, 09/29/2023	8,095	8,107
0.713%, VAR ICE LIBOR USD 3 Month+0.520%, 09/29/2023	1,200	1,201
HCA
4.750%, 05/01/2023	1,655	1,785
Humana
3.850%, 10/01/2024	1,500	1,636
Royalty Pharma PLC
0.750%, 09/02/2023 (A)	985	985
Stryker
0.600%, 12/01/2023	6,490	6,497
Viatris
1.125%, 06/22/2022 (A)	5,575	5,613
		27,417

Industrials — 2.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.875%, 01/16/2024	580	633
3.950%, 02/01/2022	1,000	1,019
Air Lease
3.500%, 01/15/2022	690	703
Air Lease MTN
0.700%, 02/15/2024	400	398
Caterpillar Financial Services
0.650%, 07/07/2023	7,845	7,899
Delta Air Lines Pass-Through Trust
6.718%, 01/02/2023	150	153
GE Capital Funding LLC
4.400%, 05/15/2030	1,190	1,370
General Electric MTN
1.184%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2023	2,000	2,017
Georgia-Pacific LLC
0.625%, 05/15/2024 (A)	8,115	8,112
IHS Markit
5.000%, 11/01/2022 (A)	1,500	1,574
3.625%, 05/01/2024	430	463
Siemens Financieringsmaatschappij
0.400%, 03/11/2023 (A)	10,705	10,734

SEI Institutional Investments Trust / Annual Report / May 31, 2021	319

SCHEDULE OF INVESTMENTS

May 31, 2021

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Trane Technologies LLC
9.000%, 08/15/2021	$750	$761
		35,836

Information Technology — 0.3%
NXP BV
4.625%, 06/01/2023 (A)	1,485	1,604
Oracle
1.650%, 03/25/2026	1,865	1,889
Skyworks Solutions
0.900%, 06/01/2023	1,145	1,149
		4,642

Materials — 0.2%
Amcor Flexibles North America
4.500%, 10/15/2021	1,590	1,597
Berry Global
0.950%, 02/15/2024 (A)	1,415	1,420
International Flavors & Fragrances
0.697%, 09/15/2022 (A)	750	751
		3,768

Real Estate — 0.7%
American Campus Communities Operating Partnership
3.750%, 04/15/2023	1,395	1,465
Camden Property Trust
2.950%, 12/15/2022	1,490	1,542
CyrusOne/CyrusOne Finance
2.900%, 11/15/2024	1,430	1,514
GLP Capital LP / GLP Financing II
5.375%, 11/01/2023	2,803	3,059
Kilroy Realty
3.450%, 12/15/2024	395	423
Kimco Realty
3.400%, 11/01/2022	1,350	1,400
SL Green Operating Partnership
3.250%, 10/15/2022	210	217
1.136%, VAR ICE LIBOR USD 3 Month+0.980%, 08/16/2021	1,395	1,395
		11,015

Utilities — 3.3%
CenterPoint Energy
0.660%, VAR United States Secured Overnight Financing Rate+0.650%, 05/13/2024	7,630	7,638
Dominion Energy
3.300%, 03/15/2025	1,570	1,703
2.450%, 01/15/2023 (A)	500	516
0.714%, VAR ICE LIBOR USD 3 Month+0.530%, 09/15/2023	6,283	6,286

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
DTE Energy
0.550%,11/01/2022	$3,870	$3,880
Jersey Central Power & Light
4.700%, 04/01/2024 (A)	1,045	1,138
NextEra Energy Capital Holdings
0.650%, 03/01/2023	15,710	15,788
Southern California Edison
0.840%, VAR United States Secured Overnight Financing Rate+0.830%, 04/01/2024	6,375	6,406
0.399%, VAR ICE LIBOR USD 3 Month+0.270%, 12/03/2021	6,550	6,552
		49,907

Total Corporate Obligations (Cost $503,582) ($ Thousands)		507,674

MORTGAGE-BACKED SECURITIES — 28.1%

Agency Mortgage-Backed Obligations — 14.7%
FHLMC
4.500%, 09/01/2026	420	442
4.000%, 03/01/2026	197	210
3.500%, 11/01/2030 to 12/01/2034	14,258	15,357
2.500%, 11/01/2027 to 10/01/2031	16,925	17,751
0.300%, 10/13/2023	7,135	7,138
FHLMC ARM
1.902%, VAR ICE LIBOR USD 12 Month+1.501%, 03/01/2037	33	34
FHLMC CMO, Ser 2004-2761,CI FT
0.451%, VAR LIBOR USD 1 Month+0.350%, 12/15/2033	159	158
FHLMC CMO, Ser 2005-2922, CI FE
0.351%, VAR LIBOR USD 1 Month+0.250%, 02/15/2035	783	788
FHLMC CMO, Ser 2005-2990, CI LK
0.471%, VAR LIBOR USD 1 Month+0.370%, 10/15/2034	916	920
FHLMC CMO, Ser 2005-3066, CI PF
0.401%, VAR LIBOR USD 1 Month+0.300%, 04/15/2035	124	124
FHLMC CMO, Ser 2006-3102, CI FB
0.401%, VAR LIBOR USD 1 Month+0.300%, 01/15/2036	464	465
FHLMC CMO, Ser 2006-3136, CI KF
0.401%, VAR LIBOR USD 1 Month+0.300%, 04/15/2036	450	452
FHLMC CMO, Ser 2009-3616, CI FG
0.751%, VAR LIBOR USD 1 Month+0.650%, 03/15/2032	459	467

320	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2010-3762, CI FP
0.551%, VAR LIBOR USD 1 Month+0.450%, 03/15/2040	$111	$112
FHLMC CMO, Ser 2010-3774, Cl EW
3.500%, 12/15/2025	350	368
FHLMC CMO, Ser 2011-3867, CI FN
0.451%, VAR LIBOR USD 1 Month+0.350%, 04/15/2040	48	48
FHLMC CMO, Ser 2011-3895, CI FM
0.451%, VAR LIBOR USD 1 Month+0.350%, 12/15/2040	466	467
FHLMC CMO, Ser 2011-3940, CI PF
0.451%, VAR LIBOR USD 1 Month+0.350%, 05/15/2040	398	399
FHLMC CMO, Ser 2011-3946, CI FG
0.451%, VAR LIBOR USD 1 Month+0.350%, 10/15/2039	73	73
FHLMC CMO, Ser 2011-3960, CI JF
0.551%, VAR LIBOR USD 1 Month+0.450%, 04/15/2041	212	213
FHLMC CMO, Ser 2012-4046, CI PA
2.500%, 05/15/2027	508	527
FHLMC CMO, Ser 2012-4048, CI GF
0.451%, VAR LIBOR USD 1 Month+0.350%, 10/15/2040	172	172
FHLMC CMO, Ser 2012-4094, CI BF
0.501%, VAR LIBOR USD 1 Month+0.400%, 08/15/2032	633	633
FHLMC CMO, Ser 2012-4095, CI FB
0.501%, VAR LIBOR USD 1 Month+0.400%, 04/15/2039	99	99
FHLMC CMO, Ser 2012-4102, CI LF
0.351%, VAR LIBOR USD 1 Month+0.250%, 01/15/2040	185	186
FHLMC CMO, Ser 2013-4203, CI DM
3.000%, 04/15/2033	334	355
FHLMC CMO, Ser 2013-4220, CI KC
1.500%, 05/15/2032	1,825	1,869
FHLMC CMO, Ser 2013-4247, CI AK
4.500%, 12/15/2042	197	209
FHLMC CMO, Ser 2013-4253, CI PA
3.500%, 08/15/2041	88	89
FHLMC CMO, Ser 2013-4262, CI AB
2.500%, 01/15/2031	522	522
FHLMC CMO, Ser 2014-4379, CI CD
2.500%, 04/15/2033	412	423
FHLMC CMO, Ser 2015-4482, CI CA
3.000%, 04/15/2034	460	481
FHLMC Multifamily Structured Pass-Through Certificates, Ser K020, Cl A2
2.373%, 05/25/2022	899	914

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K037, Cl A1
2.592%, 04/25/2023	$404	$413
FHLMC Multifamily Structured Pass-Through Certificates, Ser K038, Cl A1
2.604%, 10/25/2023	241	245
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF34, Cl A
0.467%, VAR LIBOR USD 1 Month+0.360%, 08/25/2024	505	506
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF37, Cl A
0.467%, VAR ICE LIBOR USD 1 Month+0.360%, 09/25/2027	214	215
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF38, Cl A
0.437%, VAR LIBOR USD 1 Month+0.330%, 09/25/2024	963	965
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF39, Cl A
0.427%, VAR LIBOR USD 1 Month+0.320%, 11/25/2024	819	820
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF40, Cl A
0.447%, VAR LIBOR USD 1 Month+0.340%, 11/25/2027	236	237
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF43, Cl A
0.347%, VAR ICE LIBOR USD 1 Month+0.240%, 01/25/2028	569	571
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF51, Cl A
0.507%, VAR ICE LIBOR USD 1 Month+0.400%, 08/25/2025	878	880
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ08, Cl A2
2.356%, 08/25/2022	1,209	1,222
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ24, Cl A1
2.283%, 05/25/2026	3,077	3,210
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ26, Cl A1
2.135%, 07/25/2025	3,698	3,824
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ29, Cl A1
0.735%, 01/25/2026	1,731	1,728
FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ30, Cl A1
0.526%, 01/25/2025	1,427	1,426
FHLMC Multifamily Structured Pass-Through Certificates, Ser KPLB, Cl A
2.770%, 05/25/2025	500	539

SEI Institutional Investments Trust / Annual Report / May 31, 2021	321

SCHEDULE OF INVESTMENTS

May 31, 2021

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser Q004, Cl AFL
0.867%, VAR 12 Month Treas Avg+0.740%, 05/25/2044	$685	$685
FHLMC REMIC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039	1,495	1,543
FHLMC STRIP CMO, Ser 2020-370, Cl 100
1.000%, 09/25/2033	9,136	9,168
FNMA
6.000%, 02/01/2023	210	215
4.500%, 05/01/2024	191	200
3.500%, 10/01/2031	408	441
3.430%,10/01/2023	1,334	1,407
3.000%, 09/01/2028 to 08/01/2035	6,550	6,945
2.918%, 01/01/2026 (B)	2,003	2,163
2.500%, 12/01/2027 to 11/01/2034	12,452	13,052
2.240%, 12/01/2022	9,282	9,466
2.000%, 01/01/2031 to 03/01/2036	7,288	7,571
FNMA ACES, Ser 2016-M11, CI AL
2.944%, 07/25/2039	692	733
FNMA CMO, Ser 2004-94, CI HF
0.392%, VAR LIBOR USD 1 Month+0.300%, 10/25/2034	46	46
FNMA CMO, Ser 2005-83, CI FP
0.422%, VAR LIBOR USD 1 Month+0.330%, 10/25/2035	839	844
FNMA CMO, Ser 2006-31, CI FP
0.392%, VAR LIBOR USD 1 Month+0.300%, 05/25/2036	147	148
FNMA CMO, Ser 2006-56, CI FE
0.522%, VAR LIBOR USD 1 Month+0.430%, 07/25/2036	697	704
FNMA CMO, Ser 2007-98, CI FD
0.542%, VAR LIBOR USD 1 Month+0.450%, 06/25/2037	371	375
FNMA CMO, Ser 2008-24, CI PF
0.742%, VAR LIBOR USD 1 Month+0.650%, 02/25/2038	229	232
FNMA CMO, Ser 2010-43, CI VF
0.642%, VAR LIBOR USD 1 Month+0.550%, 05/25/2040	538	546
FNMA CMO, Ser 2011-115, CI MB
2.500%, 11/25/2026	339	352
FNMA CMO, Ser 2012-111, CI NF
0.442%, VAR LIBOR USD 1 Month+0.350%, 05/25/2042	833	837
FNMA CMO, Ser 2012-20, CI BD
2.000%, 01/25/2031	2,484	2,553
FNMA CMO, Ser 2012-54, CI CF
0.792%, VAR LIBOR USD 1 Month+0.700%, 05/25/2042	262	267

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2012-93, CI GF
0.342%, VAR LIBOR USD 1 Month+0.250%, 07/25/2040	$116	$116
FNMA CMO, Ser 2012-98, CI MA
2.000%, 08/25/2031	5,182	5,325
FNMA CMO, Ser 2013-104, CI JA
3.000%, 12/25/2030	113	115
FNMA CMO, Ser 2013-116, CI CB
2.500%, 04/25/2033	439	453
FNMA CMO, Ser 2013-6, CI MC
2.000%, 02/25/2040	189	191
FNMA CMO, Ser 2013-85, CI AG
2.500%, 08/25/2028	559	585
FNMA CMO, Ser 2014-30, CI KD
2.500%, 05/25/2033	1,040	1,078
FNMA CMO, Ser 2014-33, CI AH
3.000%, 06/25/2029	519	543
FNMA CMO, Ser 2016-48, CI UF
0.492%, VAR LIBOR USD 1 Month+0.400%, 08/25/2046	303	305
FNMA CMO, Ser 2020-10, CI FA
0.592%, VAR ICE LIBOR USD 1 Month+0.500%, 03/25/2050	2,461	2,475
FNMA REMIC CMO, Ser 2019-79, CI FA
0.592%, VAR ICE LIBOR USD 1 Month+0.500%, 01/25/2050	693	701
FNMA TBA
2.500%, 07/25/2043	14,650	15,135
FNMA, Ser 2014-M2, CI ASV2
2.777%, 06/25/2021 (B)	24	24
FNMA, Ser 2017-M14, CI A1
2.868%, 11/25/2027 (B)	153	155
FREMF Mortgage Trust, Ser K22, CI B
3.686%, 08/25/2045 (A)(B)	4,574	4,738
FREMF Mortgage Trust, Ser K24, CI B
3.506%, 11/25/2045 (A)(B)	2,580	2,676
FREMF Mortgage Trust, Ser K28, Cl B
3.490%, 06/25/2046 (A)(B)	1,510	1,583
FREMF Mortgage Trust, Ser K35, Cl B
3.934%,12/25/2046 (A)(B)	2,015	2,160
GNMA
3.550%, 10/15/2050	2,120	2,123
3.000%,01/20/2027 to 02/20/2030	2,483	2,617
GNMA ARM
2.000%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 02/20/2041	116	121
GNMA CMO, Ser 2007-1, CI F
0.399%, VAR LIBOR USD 1 Month+0.300%, 01/20/2037	505	506
GNMA CMO, Ser 2010-158, CI HA
3.500%, 10/20/2039	91	92

322	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-98, CI QF
0.499%, VAR LIBOR USD 1 Month+0.400%, 01/20/2040	$660	$662
GNMA CMO, Ser 2011-151, CI BF
0.449%, VAR LIBOR USD 1 Month+0.350%, 04/20/2041	459	461
GNMA CMO, Ser 2011-61, CI CH
3.500%,11/16/2040	347	361
GNMA CMO, Ser 2012-77, CI FM
0.771%, VAR LIBOR USD 1 Month+0.670%, 11/16/2039	762	769
GNMA CMO, Ser 2013-12, CI AB
1.826%, 11/16/2052	1,037	1,054
GNMA CMO, Ser 2013-124, Cl CP
2.500%, 06/20/2041	141	141
GNMA CMO, Ser 2014-20, CI MU
3.000%, 07/20/2042	3,004	3,081
GNMA CMO, Ser 2015-45, CI AG
2.500%, 02/16/2041	355	356
GNMA TBA
2.500%, 06/01/2045	25,100	25,997
GNMA TBA TBA
2.000%, 06/15/2051	4,375	4,449
GNMA, Ser 2008-92, CI E
5.556%, 03/16/2044 (B)	566	582
GNMA, Ser 2010-159, CI D
4.291%, 09/16/2044 (B)	1,420	1,464
GNMA, Ser 23, CI D
3.488%, 07/16/2049 (B)	828	860
UMBS TBA TBA
2.000%, 07/15/2051	10,125	10,204

		224,017

Mortgage Related Securities — 1.0%
ABFC Trust, Ser 2005-HE2, CI M3
0.872%, VAR ICE LIBOR USD 1 Month+0.780%, 06/25/2035	472	474
Bear Stearns Asset Backed Securities I Trust, Ser 2005-HE6, CI M2
1.097%, VAR ICE LIBOR USD 1 Month+1.005%, 06/25/2035	609	609
Bravo Mortgage Asset Trust, Ser 2006-1A, CI A2
0.332%, VAR ICE LIBOR USD 1 Month+0.240%, 07/25/2036 (A)	160	160
Centex Home Equity Loan Trust, Ser 2006-A, Cl M1
0.392%, VAR ICE LIBOR USD 1 Month+0.300%, 06/25/2036	1,917	1,909
Citigroup Mortgage Loan Trust, Ser 2007-WFH3, CI A3
0.342%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2037	417	416

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GSAA Home Equity Trust, Ser 2005-6, Cl M1
0.737%, VAR ICE LIBOR USD 1 Month+0.645%, 06/25/2035	$2,461	$2,474
GSAA Home Equity Trust, Ser 2005-MTR1, CI A4
0.832%, VAR ICE LIBOR USD 1 Month+0.740%, 10/25/2035	1,117	1,118
GSAA Home Equity Trust, Ser 2007-8, Cl A3
0.542%, VAR ICE LIBOR USD 1 Month+0.900%, 08/25/2037	1,178	1,176
GSAA Trust, Ser 2005-10, Cl M4
1.067%, VAR ICE LIBOR USD 1 Month+0.975%, 06/25/2035	574	588
Nationstar Home Equity Loan Trust, Ser 2007-A, CI AV4
0.322%, VAR ICE LIBOR USD 1 Month+0.230%, 03/25/2037	725	719
Nationstar Home Equity Loan Trust, Ser 2007-B, CI 2AV4
0.412%, VAR ICE LIBOR USD 1 Month+0.320%, 04/25/2037	1,165	1,151
Newcastle Mortgage Securities Trust, Ser 2007-1, CI 1A1
0.282%, VAR ICE LIBOR USD 1 Month+0.190%, 04/25/2037	2,341	2,282
Option One Mortgage Loan Trust, Ser 2005-4, Cl M1
0.752%, VAR ICE LIBOR USD 1 Month+0.660%, 11/25/2035	74	74
Option One Mortgage Loan Trust, Ser 2006-1, CI 1A1
0.532%, VAR ICE LIBOR USD 1 Month+0.440%, 01/25/2036	215	215
RASC Trust, Ser 2006-KS6, CI A4
0.342%, VAR ICE LIBOR USD 1 Month+0.250%, 08/25/2036	1,029	1,025
Terwin Mortgage Trust, Ser 2006-3, Cl 1A2
0.552%, VAR ICE LIBOR USD 1 Month+0.460%, 04/25/2037 (A)	590	587

		14,977

Non-Agency Mortgage-Backed Obligations — 12.4%
BANK, Ser BN28, CI A1
0.628%, 03/15/2063	552	553
BBCMS Mortgage Trust, Ser C7, Cl A1
1.079%, 04/15/2053	1,301	1,309
BBCMS Trust, Ser 2013-TYSN, CI A2
3.756%, 09/05/2032 (A)	3,227	3,234
Benchmark Mortgage Trust, Ser B19, Cl A1
0.628%, 09/15/2053	681	684
Benchmark Mortgage Trust, Ser B5, Cl A2
4.077%, 07/15/2051	1,750	1,852

SEI Institutional Investments Trust / Annual Report / May 31, 2021	323

SCHEDULE OF INVESTMENTS

May 31, 2021

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Braemar Hotels & Resorts Trust, Ser 2018-PRME, CI A
0.921%, VAR ICE LIBOR USD 1 Month+0.820%, 06/15/2035 (A)	$2,777	$2,764
BX Commercial Mortgage Trust, Ser 2018-IND, CI A
0.851%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2035 (A)	961	961
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
1.181%, VAR ICE LIBOR USD 1 Month+1.080%, 10/15/2036 (A)	2,440	2,444
BX Commercial Mortgage Trust, Ser 2020-BXLP, Cl A
0.901%, VAR ICE LIBOR USD 1 Month+0.800%, 12/15/2036 (A)	980	981
BX Commercial Mortgage Trust, Ser VINO, CIB
0.962%, VAR ICE LIBOR USD 1 Month+0.852%, 05/15/2038 (A)	3,600	3,598
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl ASB
2.622%, 08/10/2049	6,921	7,272
CHC Commercial Mortgage Trust, Ser 2019-CHC, CI A
1.221%, VAR ICE LIBOR USD 1 Month+1.120%, 06/15/2034 (A)	2,948	2,948
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1A
1.442%, VAR ICE LIBOR USD 1 Month+1.350%, 10/25/2037 (A)	491	493
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, CI AAB
3.431%, 06/10/2048	1,579	1,663
Citigroup Commercial Mortgage Trust, Ser P4, CI A2
2.450%, 07/10/2049	994	997
Citigroup Commercial Mortgage Trust, Ser SMRT, CI A
4.149%, 01/10/2036 (A)	375	404
Citigroup Commercial Mortgage Trust, Ser WSS, CI A
2.051%, VAR ICE LIBOR USD 1 Month+1.950%, 02/15/2039 (A)	2,637	2,713
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificate, Ser 2005-OPT3, CI M4
1.022%, VAR ICE LIBOR USD 1 Month+0.930%, 05/25/2035	2,750	2,753
COMM Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/2045	1,000	1,023
COMM Mortgage Trust, Ser 2013-CR11, CI ASB
3.660%, 08/10/2050	223	230

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-LC6, CI ASB
2.478%, 01/10/2046	$844	$856
COMM Mortgage Trust, Ser 2014-UBS5, CI A2
3.031%, 09/10/2047	280	280
COMM Mortgage Trust, Ser 2014-UBS6, CI ASB
3.387%, 12/10/2047	1,428	1,495
COMM Mortgage Trust, Ser 2021-LBA, Cl B
1.051%, VAR ICE LIBOR USD 1 Month+0.950%, 03/15/2038 (A)	6,795	6,795
COMM Mortgage Trust, Ser UBS5, Cl A3
3.565%, 09/10/2047	1,900	2,023
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR6, Cl A4
3.101%, 03/10/2046	2,000	2,060
Commercial Mortgage Trust, Ser 2013-CR9, CI ASB
3.834%, 07/10/2045	643	665
Core Mortgage Trust, Ser 2019-CORE, Cl A
0.981%, VAR ICE LIBOR USD 1 Month+0.880%, 12/15/2031 (A)	437	437
Credit Suisse Commercial Mortgage Securities, Ser 2019-SKLZ, CI A
1.351%, VAR ICE LIBOR USD 1 Month+1.250%, 01/15/2034 (A)	2,925	2,935
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, CI B
1.331%, VAR ICE LIBOR USD 1 Month+1.230%, 05/15/2036 (A)	5,520	5,525
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, CI A
1.081%, VAR ICE LIBOR USD 1 Month+0.980%, 05/15/2036 (A)	2,925	2,931
CSAIL Commercial Mortgage Trust, Ser 2016-C5.CIASB
3.533%, 11/15/2048	48	51
DBCG Mortgage Trust, Ser 2017-BBG, Cl A
0.801%, VAR ICE LIBOR USD 1 Month+0.700%, 06/15/2034 (A)	2,400	2,400
DBWF Mortgage Trust, Ser AMXP, CI A
3.747%, 05/05/2035 (A)(B)	1,800	1,833
Gosforth Funding, Ser 2018-1A, Cl A1
0.597%, VAR ICE LIBOR USD 3 Month+0.450%, 08/25/2060 (A)	305	305
GS Mortgage Securities II, Ser 2018-GS10, CI A1
3.199%, 07/10/2051	925	944
GS Mortgage Securities Trust, Ser 2012-GC6, CI A3
3.482%, 01/10/2045	1,008	1,014

324	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2013-GC13, CI AAB
3.719%, 07/10/2046 (B)	$415	$427
GS Mortgage Securities Trust, Ser 2013-GC14, CI AAB
3.817%, 08/10/2046	543	559
GS Mortgage Securities Trust, Ser 2016-GS3, CI AAB
2.777%, 10/10/2049	1,372	1,442
GS Mortgage Securities Trust, Ser 2021-RENT, CI A
0.797%, VAR ICE LIBOR USD 1 Month+0.700%, 11/21/2035 (A)	3,000	3,001
GS Mortgage Securities Trust, Ser GC14, CI A4
3.955%, 08/10/2046	1,407	1,472
GS Mortgage Securities Trust, Ser GC6, CI AS
4.948%, 01/10/2045 (A)	1,118	1,135
GS Mortgage Securities Trust, Ser GS9, CI A2
3.839%, 03/10/2051	1,140	1,177
GS Mortgage Securities, Ser ALOH, Cl A
3.551%, 04/10/2034 (A)	3,564	3,613
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, CI A1A
3.750%,10/25/2057 (A)	1,265	1,341
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, CI ASB
3.705%, 01/15/2047	209	218
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, CI ASB
3.428%, 08/15/2047	633	659
JPMBB Commercial Mortgage Securities Trust, Ser C31, Cl ASB
3.540%, 08/15/2048	2,136	2,264
JPMCC Commercial Mortgage Securities Trust, Ser JP5, CI A2
3.240%, 03/15/2050	3,388	3,432
JPMDB Commercial Mortgage Securities Trust, Ser C8, Cl A2
4.031%, 06/15/2051	2,000	2,106
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl ASB
2.379%, 10/15/2045	416	420
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, CI ASB
2.554%, 04/15/2046	828	845
JPMorgan Chase Commercial Mortgage Securities Trust, Ser JP3, Cl ASB
2.777%, 08/15/2049	2,100	2,213

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities, Ser 2021-MHC, CI A
0.901%, VAR ICE LIBOR USD 1 Month+0.800%, 04/15/2038 (A)	$2,625	$2,628
JPMorgan Chase Commercial Mortgage Securities, Ser MHC, CI B
1.151%, VAR ICE LIBOR USD 1 Month+1.050%, 04/15/2038 (A)	5,540	5,547
JPMorgan Mortgage Trust, Ser 2017-2, CI A5
3.500%, 05/25/2047 (A)(B)	70	70
JPMorgan Wealth Management, Ser 2021- CL1, Cl M1
1.310%, VAR SOFR30A+1.300%, 03/25/2051 (A)	3,807	3,808
KKR Industrial Portfolio Trust, Ser AIP, CI A
1.138%, VAR ICE LIBOR USD 1 Month+1.037%, 03/15/2037 (A)	1,109	1,110
KKR Industrial Portfolio Trust, Ser KDIP, Cl B
0.901%, VAR ICE LIBOR USD 1 Month+0.800%, 12/15/2037 (A)	2,000	1,999
LSTAR Commercial Mortgage Trust, Ser 2016-4, CI A2
2.579%, 03/10/2049 (A)	6,092	6,183
Mello Warehouse Securitization Trust, Ser 2021-2, CI A
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2055 (A)	5,525	5,527
Merrill Lynch Mortgage Investors Trust, Ser 2004-A, CI A1
0.552%, VAR ICE LIBOR USD 1 Month+0.460%, 04/25/2029	326	324
MHC Commercial Mortgage Trust, Ser 2021- MHC, CI B
1.202%, VAR ICE LIBOR USD 1 Month+1.101%, 04/15/2038 (A)	11,040	11,043
Mill City Mortgage Loan Trust, Ser 2021- NMR1, CI A1
1.125%, 11/25/2060 (A)(B)	4,573	4,601
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, CI ASB
3.557%, 11/15/2046	233	241
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, CI A4
2.918%, 02/15/2046	4,530	4,666
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C15, CI A3
3.773%, 04/15/2047	334	355
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C18
3.621%, 02/15/2024	373	390

SEI Institutional Investments Trust / Annual Report / May 31, 2021	325

SCHEDULE OF INVESTMENTS

May 31, 2021

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C26, CI ASB
3.323%, 10/15/2048	$686	$722
Morgan Stanley Capital I, Ser 2012-C4, CI A4
3.244%, 03/15/2045	1,949	1,967
RBS Commercial Funding Trust, Ser GSP, CI A
3.834%, 01/15/2032 (A)(B)	2,010	2,142
SBALR Commercial Mortgage Trust, Ser 2020-RR1, CI A1
2.025%, 02/13/2053 (A)	3,095	3,169
Sequoia Mortgage Trust, Ser 2018-CH1, CI A10
4.000%, 02/25/2048 (A)(B)	48	48
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, CI M1
0.662%, VAR ICE LIBOR USD 1 Month+0.570%, 05/25/2035	380	379
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF3, CI M1
0.342%, VAR ICE LIBOR USD 1 Month+0.250%, 09/25/2036	1,170	1,165
Towd Point Mortgage Trust, Ser 2020-4, CI A1
1.750%,10/25/2060 (A)	1,885	1,916
TTAN, Ser 2021-MHC, CI A
0.951%, VAR ICE LIBOR USD 1 Month+0.850%, 03/15/2038 (A)	4,375	4,379
TTAN, Ser 2021-MHC, CI B
1.201%, VAR ICE LIBOR USD 1 Month+1.100%, 03/15/2038 (A)	3,800	3,803
UBS Commercial Mortgage Trust, Ser 2018-C11, CI A1
3.211%, 06/15/2051	63	64
UBS Commercial Mortgage Trust, Ser 2019-C16, CI A1
2.739%, 04/15/2052	1,631	1,672
UBS Commercial Mortgage Trust, Ser C12, CI A2
4.152%, 08/15/2051	2,200	2,340
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, CI A1A1
0.612%, VAR ICE LIBOR USD 1 Month+0.520%, 11/25/2045	1,223	1,203
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, CI ASB
3.324%, 01/15/2059	467	493
Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, CI A2
2.603%, 06/15/2049	1,881	1,881

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, CI A2
2.495%, 07/15/2048	$990	$990
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, CI A2
2.504%, 11/15/2059	420	425
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC24, CI A2
2.501%, 10/15/2049	392	393
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS5, CI A2
2.711%, 01/15/2059	8	8
Wells Fargo Commercial Mortgage Trust, Ser 2020-C56, CI A1
1.341%, 06/15/2053	1,753	1,773
Wells Fargo Commercial Mortgage Trust, Ser BNK1, Cl ASB
2.514%, 08/15/2049	660	690
Wells Fargo Commercial Mortgage Trust, Ser C28, CI A3
3.290%, 05/15/2048	2,209	2,355
Wells Fargo Commercial Mortgage Trust, Ser C34, CI ASB
2.911%, 06/15/2049	1,950	2,052
Wells Fargo Commercial Mortgage Trust, Ser C57, CI A1
0.903%, 08/15/2053	2,254	2,261
Wells Fargo Commercial Mortgage Trust, Ser LC16, CI A4
3.548%, 08/15/2050	2,214	2,312
WFRBS Commercial Mortgage Trust, Ser 2012-C7, CI A2
3.431%, 06/15/2045	881	898
WFRBS Commercial Mortgage Trust, Ser C18, Cl A4
3.896%, 12/15/2046	1,298	1,388

		189,129

Total Mortgage-Backed Securities (Cost $426,663) ($ Thousands)		428,123

ASSET-BACKED SECURITIES — 18.1%

Automotive — 4.7%

Chesapeake Funding II LLC, Ser 2019-1A, CI A1
2.940%, 04/15/2031 (A)	2,921	2,967
Credit Acceptance Auto Loan Trust, Ser 2019-3A, CI A
2.380%, 11/15/2028 (A)	2,350	2,399

326	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Credit Acceptance Auto Loan Trust, Ser 2019-3A, CI B
2.860%, 01/16/2029 (A)	$500	$517
Credit Acceptance Auto Loan Trust, Ser 2020-1A, CI B
2.390%, 04/16/2029 (A)	3,690	3,801
Donlen Fleet Lease Funding 2 LLC, Ser 2021-2, CI A1
0.425%, VAR ICE LIBOR USD 1 Month+0.330%, 12/11/2034 (A)	3,550	3,553
Donlen Fleet Lease Funding II LLC, Ser 2021-2, CI B
0.980%, 12/11/2034 (A)	1,000	1,001
Drive Auto Receivables Trust, Ser 2019-4, CI B
2.230%, 01/16/2024	3,294	3,307
DT Auto Owner Trust, Ser 2019-4A, Cl B
2.360%, 01/16/2024 (A)	3,260	3,283
DT Auto Owner Trust, Ser 2020-2A, Cl B
2.080%, 03/16/2026 (A)	2,285	2,326
DT Auto Owner Trust, Ser 2021-1A, Cl B
0.620%, 09/15/2025 (A)	3,305	3,307
Enterprise Fleet Financing LLC, Ser 2019-1, CI A2
2.980%, 10/20/2024 (A)	550	556
Enterprise Fleet Funding LLC, Ser 2021-1, CI A2
0.440%, 12/21/2026 (A)	5,535	5,539
Enterprise Fleet Funding LLC, Ser 2021-1, CI A3
0.700%, 12/21/2026 (A)	360	360
GM Financial Automobile Leasing Trust, Ser 2020-3, CI B
0.760%, 10/21/2024	300	302
JPMorgan Chase Bank, Ser 2020-1, Cl B
0.991%, 01/25/2028 (A)	3,636	3,648
JPMorgan Chase Bank, Ser 2020-2, Cl B
0.840%, 02/25/2028 (A)	1,500	1,503
Prestige Auto Receivables Trust, Ser 2020-1A, Cl B
0.770%, 10/15/2024 (A)	8,425	8,456
Santander Consumer Auto Receivables Trust, Ser 2020-BA, CI B
0.770%, 12/15/2025 (A)	4,710	4,731
Santander Retail Auto Lease Trust, Ser 2020-A, CI B
1.880%, 03/20/2024 (A)	750	767
Tidewater Auto Receivables Trust, Ser 2020-AA, CI A2
1.390%, 08/15/2024 (A)	3,729	3,748
Tidewater Auto Receivables Trust, Ser 2020-AA, CI B
1.610%, 03/17/2025 (A)	3,600	3,640

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2020-3A, CI B
0.780%, 11/17/2025 (A)	$5,215	$5,246
Wheels SPV 2 LLC, Ser 2020-1A, CI A3
0.620%, 08/20/2029 (A)	4,110	4,118
World Omni Auto Receivables Trust, Ser 2021-B, CI B
1.040%, 06/15/2027	3,050	3,051
		72,126

Other Asset-Backed Securities — 13.4%

Aegis Asset-Backed Securities Trust, Ser 2005-5, CI 2A
0.592%, VAR ICE LIBOR USD 1 Month+0.500%, 12/25/2035	137	137
Ameriquest Asset-Backed Pass-Through Certificates, Ser 2004-R12, Cl M1
0.947%, VAR ICE LIBOR USD 1 Month+0.855%, 01/25/2035	253	257
Ameriquest Asset-Backed Pass-Through Certificates, Ser 2004-R2, Cl A4
0.872%, VAR ICE LIBOR USD 1 Month+0.780%, 04/25/2034	114	114
Arbor Realty Commercial Real Estate Notes, Ser 2019-FL1, CI A
1.251%, VAR ICE LIBOR USD 1 Month+1.150%, 05/15/2037 (A)	1,700	1,701
BANK, Ser BN14, CI A2
4.128%, 09/15/2060	853	905
BANK, Ser BNK7, CI A2
3.061%, 09/15/2060	1,123	1,147
Barings CLO, Ser 2018-3A, CI A1
1.138%, VAR ICE LIBOR USD 3 Month+0.950%, 07/20/2029 (A)	800	800
Bear Stearns Asset Backed Securities I Trust, Ser 2005-HE11, CI M2
0.767%, VAR ICE LIBOR USD 1 Month+0.675%, 11/25/2035	689	688
BlueMountain CLO, Ser 2018-2A, Cl AR2
1.205%, VAR ICE LIBOR USD 3 Month+1.050%, 11/20/2028 (A)	804	805
BSPRT Issuer, Ser 2018-FL4, CI A
1.151%, VAR ICE LIBOR USD 1 Month+1.050%, 09/15/2035 (A)	1,013	1,012
Carlyle Global Market Strategies CLO, Ser 2021-1A, CI AR3
0.690%, VAR ICE LIBOR USD 3 Month+0.980%, 07/20/2031 (A)	2,500	2,500
Cedar Funding II CLO, Ser 2021-1A, Cl AXR
1.034%, VAR ICE LIBOR USD 3 Month+0.850%, 04/20/2034 (A)	3,490	3,490

SEI Institutional Investments Trust / Annual Report / May 31, 2021	327

SCHEDULE OF INVESTMENTS

May 31, 2021

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CIFC Funding, Ser 2018-4RA, CI A1A
1.320%, VAR ICE LIBOR USD 3 Month+1.130%, 10/17/2030 (A)	$750	$751
Countrywide Asset-Backed Certificates, Ser 2006-BC4, CI 2A3
0.572%, VAR ICE LIBOR USD 1 Month+0.480%, 11/25/2036	2,157	2,132
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M3
1.067%, VAR ICE LIBOR USD 1 Month+0.975%, 06/25/2035	773	769
Dryden 33 Senior Loan Fund, Ser 2020-33A, CI AR3
1.184%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2029 (A)	1,000	1,000
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
1.092%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (A)	521	524
Flatiron CLO, Ser 2017-1A, Cl AR
1.074%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2027 (A)	258	258
Ford Credit Floorplan Master Owner Trust A, Ser 2018-3, CI A1
3.520%, 10/15/2023	2,255	2,283
FORT CRE LLC, Ser 2018-1A, CI A1
1.443%, VAR ICE LIBOR USD 1 Month+1.350%, 11/16/2035 (A)	2,001	2,001
Galaxy XXIII CLO, Ser 2021-23A, CI AR
1.046%, VAR ICE LIBOR USD 3 Month+0.870%, 04/24/2029 (A)	4,295	4,294
Galaxy XXIX CLO, Ser 2018-29A, CI A
0.946%, VAR ICE LIBOR USD 3 Month+0.790%, 11/15/2026 (A)	970	969
Grand Avenue CRE, Ser 2019-FL1, Cl A
1.221%, VAR ICE LIBOR USD 1 Month+1.120%, 06/15/2037 (A)	1,405	1,405
GSAMP Trust, Ser 2006-HE3, CI A2C
0.412%, VAR ICE LIBOR USD 1 Month+0.320%, 05/25/2046	1,155	1,149
Hilton Grand Vacations Trust, Ser 2020-AA, CI A
2.740%, 02/25/2039 (A)	2,674	2,786
Home Partners of America Trust, Ser 2018-1, CI A
1.001%, VAR ICE LIBOR USD 1 Month+0.900%, 07/17/2037 (A)	2,126	2,130
HSI Asset Securitization Trust, Ser 2006-OPT1, Cl M1
0.452%, VAR ICE LIBOR USD 1 Month+0.360%, 12/25/2035	2,729	2,707

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
ICG US CLO, Ser 2021-1A, CI XRR
0.000%, VAR ICE LIBOR USD 3 Month+0.700%, 07/28/2034 (A) (C)	$2,085	$2,085
KKR Industrial Portfolio Trust, Ser AIP, Cl B
1.436%, VAR ICE LIBOR USD 1 Month+1.335%, 03/15/2037 (A)	1,928	1,930
LCM XXIV, Ser 2021-24A, Cl AR
1.168%, VAR ICE LIBOR USD 3 Month+0.980%, 03/20/2030 (A)	1,180	1,180
LoanCore Issuer, Ser 2018-CRE1, CI A
1.231%, VAR ICE LIBOR USD 1 Month+1.130%, 05/15/2028 (A)	2,053	2,050
Madison Park Funding XIX, Ser 2020-19A, Cl A1R2
1.104%, VAR ICE LIBOR USD 3 Month+0.920%, 01/22/2028 (A)	1,194	1,194
Madison Park Funding XVII, Ser 2021-17A, CI AR2
1.186%, VAR ICE LIBOR USD 3 Month+1.000%, 07/21/2030 (A)	2,000	2,000
Magnetite XVI, Ser 2018-16A,CI AR
0.990%, VAR ICE LIBOR USD 3 Month+0.800%, 01/18/2028 (A)	726	724
Marathon CRE, Ser 2018-FL1, CI A
1.251%, VAR ICE LIBOR USD 1 Month+1.150%, 06/15/2028 (A)	846	846
MF1, Ser 2020-FL4, CI A
1.801%, VAR ICE LIBOR USD 1 Month+1.700%, 11/15/2035 (A)	890	897
MF1, Ser FL3, CI A
2.151%, VAR ICE LIBOR USD 1 Month+2.050%, 07/15/2035 (A)	938	947
MMAF Equipment Finance LLC, Ser 2020-A, CI A2
0.740%, 04/09/2024 (A)	3,402	3,417
MMAF Equipment Finance LLC, Ser 2020-BA, CI A3
0.490%, 08/14/2025 (A)	8,770	8,787
MVW LLC, Ser 2021-1WA, CI A
1.140%, 01/22/2041 (A)	5,655	5,675
Nationstar HECM Loan Trust, Ser 2006-B, CI AV4
0.372%, VAR ICE LIBOR USD 1 Month+0.280%, 09/25/2036	1,033	1,031
Navient Private Education Refi Loan Trust, Ser 2019-GA, CI A
2.400%, 10/15/2068 (A)	11,180	11,494
Navient Private Education Refi Loan Trust, Ser 2020-DA, CI A
1.690%, 05/15/2069 (A)	4,263	4,313

328	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust, Ser 2020-FA, CI A
1.220%, 07/15/2069 (A)	$6,718	$6,776
Navient Private Education Refi Loan Trust, Ser 2020-GA, CI A
1.170%, 09/16/2069 (A)	1,139	1,146
Navient Private Education Refi Loan Trust, Ser 2020-HA, CI A
1.310%, 01/15/2069 (A)	4,446	4,485
Navient Private Education Refi Loan Trust, Ser 2021-A, CI A
0.840%, 05/15/2069 (A)	3,450	3,453
Navient Private Education Refi Loan Trust, Ser 2021-BA, CI A
0.940%, 07/15/2069 (A)	7,033	7,051
Navient Student Loan Trust, Ser 2015-2, CI A3
0.662%, VAR ICE LIBOR USD 1 Month+0.570%, 11/26/2040	890	886
Navient Student Loan Trust, Ser 2017-1A, CI A2
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 07/26/2066 (A)	181	181
Navient Student Loan Trust, Ser 2017-2A, CI A
1.142%, VAR ICE LIBOR USD 1 Month+1.050%, 12/27/2066 (A)	718	728
Navient Student Loan Trust, Ser 2017-3A, CI A2
0.692%, VAR ICE LIBOR USD 1 Month+0.600%, 07/26/2066 (A)	1,177	1,180
Navient Student Loan Trust, Ser 2018-3A, CI A2
0.512%, VAR ICE LIBOR USD 1 Month+0.420%, 03/25/2067 (A)	713	712
Nelnet Student Loan Trust, Ser 2012-5A, CI A
0.692%, VAR ICE LIBOR USD 1 Month+0.600%, 10/27/2036 (A)	343	340
Nelnet Student Loan Trust, Ser 2021-A, CI APT1
1.360%, 04/20/2062 (A)	9,875	9,906
Palmer Square CLO, Ser 2018-1A, Cl A1
1.220%, VAR ICE LIBOR USD 3 Month+1.030%, 04/18/2031 (A)	500	500
Palmer Square Loan Funding, Ser 2020-2A, Cl A1
1.188%, VAR ICE LIBOR USD 3 Month+1.000%, 04/20/2028 (A)	705	705
Palmer Square Loan Funding, Ser 2021-2A, CI A1
0.946%, VAR ICE LIBOR USD 3 Month+0.800%, 05/20/2029 (A)	1,100	1,100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2005-WCW3, Cl M1
0.812%, VAR ICE LIBOR USD 1 Month+0.720%, 08/25/2035	$2,418	$2,424
People’s Choice Home Loan Securities Trust, Ser 2005-4, CI 1A3
0.772%, VAR ICE LIBOR USD 1 Month+0.680%, 12/25/2035	2,872	2,814
PFS Financing, Ser 2020-B, Cl A
1.210%, 06/15/2024 (A)	3,490	3,522
PHEAA Student Loan Trust, Ser 2016-1A, Cl A
1.242%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2065 (A)	1,452	1,478
Progress Residential Trust, Ser 2018-SFR2, CI A
3.712%, 08/17/2035 (A)	1,596	1,601
Progress Residential Trust, Ser 2018-SFR3, CI A
3.880%, 10/17/2035 (A)	630	638
Progress Residential Trust, Ser 2019-SFR2, CI A
3.147%, 05/17/2036 (A)	992	1,012
RAMP Series Trust, Ser 2006-NC2, CI A3
0.672%, VAR ICE LIBOR USD 1 Month+0.580%, 02/25/2036	1,312	1,306
RAMP Series Trust, Ser 2006-RZ4, CI A3
0.362%, VAR ICE LIBOR USD 1 Month+0.270%, 10/25/2036	913	908
Saxon Asset Securities Trust, Ser 2006-3, CI A3
0.262%, VAR ICE LIBOR USD 1 Month+0.170%, 10/25/2046	1,563	1,527
Sequoia Infrastructure Funding I, Ser 2021-1A, CI A
1.595%, VAR ICE LIBOR USD 3 Month+1.400%, 04/15/2031 (A)	6,135	6,132
Sierra Timeshare Receivables Funding LLC, Ser 2019-1A, CI A
3.200%, 01/20/2036 (A)	1,783	1,849
SLC Student Loan Trust, Ser 2005-3, Cl A3
0.304%, VAR ICE LIBOR USD 3 Month+0.120%, 06/15/2029	962	958
SLC Student Loan Trust, Ser 2007-1, Cl A4
0.216%, VAR ICE LIBOR USD 3 Month+0.060%, 05/15/2029	964	957
SLM Student Loan Trust, Ser 2003-10A, CI A3
0.654%, VAR ICE LIBOR USD 3 Month+0.470%, 12/15/2027 (A)	751	751
SLM Student Loan Trust, Ser 2003-11, Cl A6
0.734%, VAR ICE LIBOR USD 3 Month+0.550%, 12/15/2025 (A)	439	439

SEI Institutional Investments Trust / Annual Report / May 31, 2021	329

SCHEDULE OF INVESTMENTS

May 31, 2021

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2004-1, Cl A4
0.436%, VAR ICE LIBOR USD 3 Month+0.260%, 10/27/2025	$50	5	$504
SLM Student Loan Trust, Ser 2005-4, Cl A3
0.296%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027	957		954
SLM Student Loan Trust, Ser 2005-5, Cl A4
0.316%, VAR ICE LIBOR USD 3 Month+0.140%, 10/25/2028	795		790
SLM Student Loan Trust, Ser 2006-8, Cl A5
0.286%, VAR ICE LIBOR USD 3 Month+0.110%, 01/27/2025	74		74
SLM Student Loan Trust, Ser 2007-6, Cl A4
0.556%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	196		196
SLM Student Loan Trust, Ser 2011-2, Cl A1
0.692%, VAR ICE LIBOR USD 1 Month+0.600%, 11/25/2027	156		156
SLM Student Loan Trust, Ser 2012-2, Cl A
0.792%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	958		938
SLM Student Loan Trust, Ser 2013-2, Cl A
0.542%, VAR ICE LIBOR USD 1 Month+0.450%, 06/25/2043	1,170		1,172
SLM Student Loan Trust, Ser 2013-4, Cl A
0.642%, VAR ICE LIBOR USD 1 Month+0.550%, 06/25/2043	1,224		1,224
SMB Private Education Loan Trust, Ser 2021-B, CI A
1.310%, 07/17/2051 (A)	12,400		12,424
SoFi Consumer Loan Program Trust, Ser 2019-3, CI A
2.900%, 05/25/2028 (A)	829		834
Towd Point Mortgage Trust, Ser 2019-HY2, CI A1
1.092%, VAR ICE LIBOR USD 1 Month+1.000%, 05/25/2058 (A)	3,534		3,563
TPG Real Estate Finance Issuer, Ser 2018- FL2, CI A
1.231%, VAR ICE LIBOR USD 1 Month+1.130%, 11/15/2037 (A)	3,331		3,330
Transportation Finance Equipment Trust, Ser 2019-1, CI A3
1.850%, 04/24/2023 (A)	5,095		5,147
Treman Park CLO, Ser 2018-1A, CI ARR
1.258%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2028 (A)	823		825
Voya CLO, Ser 2018-2A, CI AR
1.143%, VAR ICE LIBOR USD 3 Month+0.970%, 07/23/2027 (A)	2,709		2,732
Voya CLO, Ser 2021-1A, CI A 1R
1.073%, VAR ICE LIBOR USD 3 Month+0.950%, 04/17/2030 (A)	3,000		2,999

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2021-2A, CI A1R
1.164%, VAR ICE LIBOR USD 3 Month+0.980%, 06/07/2030 (A)	$6,420	$6,418
Voya CLO, Ser 2021-3A, CI XR
1.038%, VAR ICE LIBOR USD 3 Month+0.850%, 04/20/2034 (A)	2,571	2,571
Wells Fargo Home Equity Trust, Ser 2006-1, Cl M3
0.587%, VAR ICE LIBOR USD 1 Month+0.495%, 05/25/2036	1,978	1,956
		203,556

Total Asset-Backed Securities (Cost $274,507) ($ Thousands)		275,682

U.S. TREASURY OBLIGATIONS — 16.2%
U.S. Treasury Bills
0.055%, 08/12/2021 (D)	9,045	9,045
0.040%, 08/19/2021 (D)	3,470	3,470
U.S. Treasury Notes
1.750%, 09/30/2022	4,630	4,731
1.375%, 10/15/2022	23,600	24,007
0.500%, 03/15/2023	61,095	61,494
0.125%, 02/28/2023	12,945	12,944
0.125%, 03/31/2023	15,445	15,443
0.125%, 04/30/2023	34,455	34,444
0.125%, 05/15/2023	25,100	25,089
0.125%, 05/31/2023	24,515	24,504
0.125%, 10/15/2023	24,595	24,558
0.125%, 02/15/2024	7,865	7,841

Total U.S. Treasury Obligations (Cost $246,959) ($ Thousands)		247,570

MUNICIPAL BONDS — 5.0%

Arizona — 0.2%
Phoenix, Civic Improvement, RB
2.107%, 07/01/2021	3,500	3,503

California — 0.6%
Bay Area, Toll Authority, Sub-Ser, RB
2.128%, 04/01/2022	6,525	6,622
Riverside County, Pension Obligation, RB
2.363%, 02/15/2023	2,855	2,942

		9,564

330	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Colorado — 0.4%
Denver, Airport System Revenue, Ser C, RB
1.115%, 11/15/2024	$2,440	$2,473
0.877%, 11/15/2023	2,350	2,373

		4,846

Florida — 0.4%
Miami-Dade County, Aviation Revenue, Ser B, RB
2.949%, 10/01/2025	3,145	3,399
1.735%, 10/01/2026	300	306
1.229%, 10/01/2025	370	373
Miami-Dade County, Aviation Revenue, Ser D, RB
2.124%, 10/01/2021	2,335	2,349

		6,427

Michigan — 0.3%
Michigan, Finance Authority, RB
0.487%, 10/01/2023	4,460	4,464

New Jersey — 0.2%
New Jersey, Turnpike Authority, Ser B, RB
0.638%, 01/01/2024	3,595	3,600

New York — 1.7%
Long Island, Power Authority, Ser C, RB Callable 06/01/2022 @ 100
0.764%, 03/01/2023	3,610	3,628
New York City, Transitional Finance Authority, Building Aid Revenue, Sub-Ser, RB
3.310%, 07/15/2022	5,195	5,373
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser A3, RB
2.710%, 08/01/2023	5,095	5,346
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B-2, RB
2.310%, 11/01/2026	820	866
New York State, Dormitory Authority, Ser D, RB
5.000%, 03/15/2024	950	1,064
New York State, Urban Development, RB
0.622%, 03/15/2023	8,785	8,816

		25,093

Pennsylvania — 0.1%
Pennsylvania State University, Ser D, RB
1.353%, 09/01/2023	1,870	1,912

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

South Carolina — 0.5%
South Carolina, Public Service Authority, Ser D, RB
2.388%, 12/01/2023	$6,892	$7,196

Texas — 0.6%
Dallas Fort Worth, International Airport, Ser A, RB
1.939%, 11/01/2023	3,500	3,618
Houston, Airport System Revenue, Sub-Ser C, RB
1.054%, 07/01/2023	3,540	3,584
Houston, Utility System Revenue, Ser B, RB
3.428%, 05/15/2023	2,225	2,362

		9,564

Washington — 0.0%
Franklin County, Public Utility District No. 1, Ser B, RB
1.980%, 09/01/2021	645	648

Total Municipal Bonds (Cost $75,848) ($ Thousands)		76,817

	Shares

CASH EQUIVALENT — 5.3%
SEI Daily Income Trust, Government Fund, CI F
0.010%**†	81,577,120	81,577

Total Cash Equivalent (Cost $81,577) ($ Thousands)		81,577

Total Investments in Securities — 106.0% (Cost $1,609,136) ($ Thousands)		$1,617,443

SEI Institutional Investments Trust / Annual Report / May 31, 2021	331

SCHEDULE OF INVESTMENTS

May 31, 2021

Limited Duration Bond Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Short Contracts
U.S. 5-YearTreasury Note	(41)	Oct-2021	$(5,079)	$(5,078)	$1
Ultra 10-Year U.S. Treasury Note	(69)	Sep-2021	(9,951)	(10,002)	(51)

			$(15,030)	$(15,080)	$(50)

Percentages are based on Net Assets of $1,526,502 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (See Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $517,517 ($ Thousands), representing 33.9% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)	No rate available.

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

ACES — Alternative Credit Enhancement Structure

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE— Intercontinental Exchange

LIBOR- London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)

Corporate Obligations	–	507,674	–	507,674

Mortgage-Backed Securities	–	428,123	–	428,123

Asset-Backed Securities	–	275,682	–	275,682

U.S. Treasury Obligations	–	247,570	–	247,570

Municipal Bonds	–	76,817	–	76,817

Cash Equivalent	81,577	–	–	81,577

Total Investments in Securities	81,577	1,535,866	–	1,617,443

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)

Futures Contracts*

Unrealized Appreciation	1	–	–	1

Unrealized Depreciation	(51)	–	–	(51)

Total Other Financial Instruments	(50)	–	–	(50)

*Futures contracts are valued at the unrealized appreciation/(depreciation) on the instruments.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 23,060	$ 1,322,780	$ (1,264,263)	$ —	$ -	$ 81,577	81,577,120	$ 4	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

332	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund

†Percentages are based on total investments.

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS — 83.4%

Communication Services — 6.7%
Alphabet
1.900%, 08/15/2040	$	4,035	$3,567
America Movil
6.125%, 03/30/2040		3,485	4,831
3.125%, 07/16/2022		12,690	13,042
AT&T
8.750%, 11/15/2031		1,150	1,726
6.800%, 05/15/2036		2,915	3,990
4.900%, 08/15/2037		3,040	3,644
4.105%, 11/27/2022 (A)(B)		6,000	5,953
3.650%, 06/01/2051		3,295	3,299
3.650%, 09/15/2059 (A)		2,221	2,129
3.500%, 06/01/2041		890	898
3.500%, 09/15/2053 (A)		930	885
2.250%, 02/01/2032		2,430	2,337
1.700%, 03/25/2026		11,633	11,742
Charter Communications Operating LLC
4.908%, 07/23/2025		115	131
4.464%, 07/23/2022		50	52
Comcast
6.450%, 03/15/2037		3,764	5,381
5.650%, 06/15/2035		290	387
4.950%, 10/15/2058		2,370	3,139
4.600%, 10/15/2038		4,896	5,919
4.500%, 01/15/2043		3,775	4,526
4.200%, 08/15/2034		11,767	13,699
4.049%, 11/01/2052		1,800	2,057
3.969%, 11/01/2047		3,548	3,986
3.950%, 10/15/2025		4,340	4,880
3.900%, 03/01/2038		1,455	1,633
3.700%, 04/15/2024		165	180
3.600%, 03/01/2024		920	1,000
3.400%, 04/01/2030		4,520	4,930
3.400%, 07/15/2046		1,180	1,222
3.375%, 02/15/2025		8,475	9,246

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 08/15/2025	$	2,550	$2,796
3.300%, 02/01/2027		1,870	2,059
3.150%, 03/01/2026		3,620	3,952
3.150%, 02/15/2028		870	948
1.950%, 01/15/2031		15,530	15,031
Comcast Cable Communications Holdings
9.455%, 11/15/2022		3,850	4,364
Cox Communications
6.450%, 12/01/2036 (A)		2,610	3,467
1.800%, 10/01/2030 (A)		3,600	3,379
Discovery Communications LLC
5.000%, 09/20/2037		1,310	1,544
2.950%, 03/20/2023		2,362	2,460
NBC Universal Media LLC
6.400%, 04/30/2040		2,555	3,726
5.950%, 04/01/2041		5,374	7,579
NTT Finance
1.591%, 04/03/2028 (A)		6,455	6,378
1.162%, 04/03/2026 (A)		6,955	6,936
Sprint Spectrum LLC
3.360%, 09/20/2021 (A)		278	279
Time Warner Cable LLC
7.300%, 07/01/2038		1,400	1,985
6.550%, 05/01/2037		2,145	2,850
4.500%, 09/15/2042		585	631
T-Mobile USA
3.500%, 04/15/2025		3,290	3,570
2.050%, 02/15/2028		4,220	4,201
Verizon Communications
7.750%, 12/01/2030		1,750	2,522
5.012%, 04/15/2049		242	306
4.862%, 08/21/2046		1,032	1,283
4.522%, 09/15/2048		1,236	1,465
4.272%, 01/15/2036		3,735	4,325
3.850%, 11/01/2042		615	672
3.550%, 03/22/2051		7,470	7,594
3.400%, 03/22/2041		1,460	1,488
2.987%, 10/30/2056		4,435	3,962
2.550%, 03/21/2031		4,865	4,896
1.750%, 01/20/2031		1,478	1,389
ViacomCBS
6.875%, 04/30/2036		2,760	3,886
5.850%, 09/01/2043		889	1,149
4.750%, 05/15/2025		3,700	4,197
4.375%, 03/15/2043		1,440	1,569
Walt Disney
6.400%, 12/15/2035		2,915	4,168
4.700%, 03/23/2050		3,830	4,816
3.600%, 01/13/2051		4,090	4,390
2.750%, 09/01/2049		8,473	7,891

SEI Institutional Investments Trust / Annual Report / May 31, 2021	333

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund (Continued)

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.650%, 01/13/2031	$	2,125	$2,196

			262,710

Consumer Discretionary — 4.5%
7-Eleven
2.800%, 02/10/2051 (A)		715	641
2.500%, 02/10/2041 (A)		510	460
1.300%, 02/10/2028 (A)		4,410	4,258
0.800%, 02/10/2024 (A)		1,669	1,668
Air Canada Pass-Through Trust, Ser 2015-1, CIA
3.600%, 03/15/2027 (A)		3,530	3,573
Alibaba Group Holding
3.150%, 02/09/2051		3,965	3,770
2.800%, 06/06/2023		2,060	2,148
Amazon.com
3.875%, 08/22/2037		4,470	5,148
3.100%, 05/12/2051		8,905	8,913
2.800%, 08/22/2024		3,115	3,335
1.650%, 05/12/2028		4,510	4,538
American Honda Finance
1.950%, 05/20/2022		13,670	13,896
American Honda Finance MTN
0.400%, 10/21/2022		4,678	4,686
BMW US Capital LLC
4.150%, 04/09/2030 (A)		3,300	3,808
2.800%, 04/11/2026 (A)		4,045	4,321
2.550%, 04/01/2031 (A)		11,000	11,279
British Airways Pass-Through Trust, Ser 2020-1A
4.250%, 11/15/2032 (A)		1,532	1,634
Ferguson Finance
4.500%, 10/24/2028 (A)		1,717	1,992
3.250%, 06/02/2030 (A)		4,865	5,179
Ford Motor Credit LLC
4.271%, 01/09/2027		4,515	4,751
3.813%, 10/12/2021		6,270	6,335
General Motors Financial
3.550%, 07/08/2022		5,305	5,486
1.700%, 08/18/2023		7,565	7,737
Georgetown University
4.315%, 04/01/2049		2,704	3,312
Home Depot
5.875%, 12/16/2036		4,344	6,036
4.500%, 12/06/2048		2,085	2,599
4.400%, 03/15/2045		2,300	2,820
4.250%, 04/01/2046		400	478
3.900%, 06/15/2047		1,505	1,709
3.500%, 09/15/2056		3,220	3,465
3.350%, 09/15/2025		620	683
3.350%, 04/15/2050		820	864
3.300%, 04/15/2040		920	970

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.800%, 09/14/2027	$	3,475	$3,764
Hyundai Capital America
2.375%, 10/15/2027 (A)		3,035	3,092
1.250%, 09/18/2023 (A)		5,125	5,175
Lowe’s
1.300%, 04/15/2028		3,000	2,898
Massachusetts Institute of Technology
5.600%, 07/01/2111		3,605	5,880
McDonald’s MTN
2.125%, 03/01/2030		2,900	2,892
NIKE
3.250%, 03/27/2040		555	588
QVC
4.850%, 04/01/2024		1,060	1,150
Resorts World Las Vegas LLC
4.625%, 04/06/2031 (A)		2,465	2,499
Target
2.500%, 04/15/2026		2,015	2,163
TJX
1.600%, 05/15/2031		4,270	4,043
University of Southern California
2.805%, 10/01/2050		214	211
Volkswagen Group of America Finance LLC
1.250%, 11/24/2025 (A)		8,265	8,264
XLIT
5.250%,12/15/2043		2,417	3,205

			178,316

Consumer Staples — 6.3%
Advocate Health & Hospitals
2.211%, 06/15/2030		3,670	3,665
Altria Group
9.950%, 11/10/2038		1,708	2,844
5.950%, 02/14/2049		620	763
5.800%, 02/14/2039		285	345
5.375%, 01/31/2044		1,740	2,017
4.500%, 05/02/2043		415	435
3.400%, 05/06/2030		940	981
2.450%, 02/04/2032		5,160	4,880
Anheuser-Busch InBev Worldwide
8.000%, 11/15/2039		5,484	8,729
4.900%, 02/01/2046		275	332
4.750%, 01/23/2029		5,220	6,158
4.700%, 02/01/2036		2,766	3,298
Ascension Health
2.532%, 11/15/2029		3,785	3,926
BAT Capital
4.390%, 08/15/2037		2,998	3,114
2.259%, 03/25/2028		5,280	5,198
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (A)		2,086	2,253

334	SEI Institutional Investments Trust / Annual Report / May 31, 2021

		Face Amount		Market Value
Description		(Thousands)		($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bon Secours Mercy Health
3.464%, 06/01/2030	$	1,930	$	$2,092
2.095%, 06/01/2031		1,430		1,400
Cargill
1.700%, 02/02/2031 (A)		5,610		5,389
Coca-Cola		1,880		1,783
2.500%, 06/01/2040
2.000%, 03/05/2031		3,780		3,751
Costco Wholesale
1.600%, 04/20/2030		3,000		2,912
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)		1,921		2,528
7.507%, 01/10/2032 (A)		1,330		1,696
6.036%, 12/10/2028		2,509		2,965
Diageo Capital
2.125%, 04/29/2032		865		851
Element Fleet Management
1.600%, 04/06/2024 (A)		2,340		2,372
Health Care Service, A Mutual Legal Reserve
3.200%, 06/01/2050 (A)		3,025		2,994
Hershey
2.300%, 08/15/2026		4,440		4,722
Hormel Foods
1.700%, 06/03/2028		3,960		3,957
0.650%, 06/03/2024		2,985		2,987
Kaiser Foundation Hospitals
3.150%, 05/01/2027		2,005		2,200
Keurig Dr Pepper
5.085%, 05/25/2048		743		954
Kimberly-Clark
3.200%, 04/25/2029		5,080		5,583
Kroger
3.850%, 08/01/2023		2,700		2,879
Land O’ Lakes
6.000%, 11/15/2022 (A)		640		678
Mars
4.200%, 04/01/2059 (A)		1,520		1,814
3.600%, 04/01/2034 (A)		1,790		2,006
3.200%, 04/01/2030 (A)		2,435		2,641
2.700%, 04/01/2025 (A)		6,155		6,560
2.375%, 07/16/2040 (A)		5,086		4,664
Nestle Holdings
4.000%, 09/24/2048 (A)		1,620		1,919
3.500%, 09/24/2025 (A)		5,485		6,049
New York and Presbyterian Hospital
1.651%, 08/01/2030		2,487		2,378
Northwestern University
4.643%, 12/01/2044		115		149
3.662%, 12/01/2057		2,135		2,486
Novartis Capital
3.000%, 11/20/2025		4,575		4,984

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
PepsiCo
3.625%, 03/19/2050	$	675	$754
3.450%, 10/06/2046		2,386	2,575
3.375%, 07/29/2049		3,764	3,992
2.625%, 03/19/2027		2,305	2,487
2.375%, 10/06/2026		3,920	4,195
1.625%, 05/01/2030		1,485	1,445
Philip Morris International
4.500%, 03/20/2042		2,830	3,258
4.375%, 11/15/2041		2,207	2,535
3.875%, 08/21/2042		3,460	3,682
2.500%, 11/02/2022		5,160	5,316
0.875%, 05/01/2026		3,360	3,325
Providence St. Joseph Health Obligated Group
2.532%, 10/01/2029		8,536	8,805
Reynolds American
8.125%, 05/01/2040		980	1,397
7.250%, 06/15/2037		2,870	3,768
4.450%, 06/12/2025		1,755	1,952
Roche Holdings
2.625%, 05/15/2026 (A)		3,145	3,376
SSM Health Care
3.688%, 06/01/2023		7,331	7,744
Stanford Health Care
3.310%, 08/15/2030		1,105	1,206
Takeda Pharmaceutical
5.000%, 11/26/2028		2,150	2,567
2.050%, 03/31/2030		3,352	3,269
Unilever Capital
2.125%, 09/06/2029		3,160	3,205
University of Southern California
5.250%,10/01/2111		3,620	5,316
Walmart
4.050%, 06/29/2048		5,284	6,389
2.950%, 09/24/2049		675	684
2.550%, 04/11/2023		8,445	8,773
2.375%, 09/24/2029		6,695	7,020
2.350%, 12/15/2022		5,185	5,344

			243,660

Energy — 6.0%
BP Capital Markets
3.723%, 11/28/2028		7,159	8,003
3.279%, 09/19/2027		2,030	2,227
BP Capital Markets America
3.937%, 09/21/2028		2,455	2,783
3.379%, 02/08/2061		1,450	1,408
3.216%, 11/28/2023		5,420	5,776
2.939%, 06/04/2051		7,910	7,329
2.772%, 11/10/2050		1,830	1,638
2.520%, 09/19/2022		4,930	5,065

SEI Institutional Investments Trust / Annual Report / May 31, 2021	335

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cameron LNG LLC
2.902%, 07/15/2031 (A)	$478	$497
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/2027	2,120	2,461
3.700%, 11/15/2029	2,205	2,376
Chevron
2.895%, 03/03/2024	4,455	4,741
2.236%, 05/11/2030	7,687	7,817
Chevron USA
6.000%, 03/01/2041	130	186
5.250%, 11/15/2043	195	258
5.050%, 11/15/2044	3,725	4,844
4.200%, 10/15/2049	635	756
Colonial Enterprises
3.250%, 05/15/2030 (A)	3,700	3,965
ConocoPhillips
6.500%, 02/01/2039	3,065	4,449
1.056%, VAR ICE LIBOR USD 3 Month+0.900%, 05/15/2022	3,955	3,985
Diamondback Energy
4.750%, 05/31/2025	1,870	2,118
3.125%, 03/24/2031	2,740	2,805
2.875%, 12/01/2024	1,030	1,095
Energy Transfer Operating
5.200%, 02/01/2022	4,940	5,037
4.000%, 10/01/2027	1,410	1,541
Eni Spa
4.000%, 09/12/2023 (A)	6,800	7,293
Enterprise Products Operating LLC
3.900%, 02/15/2024	4,250	4,595
EOG Resources
4.375%, 04/15/2030	2,130	2,482
Equinor
3.700%, 04/06/2050	1,385	1,522
2.875%, 04/06/2025	3,480	3,735
2.375%, 05/22/2030	2,265	2,307
1.750%, 01/22/2026	2,175	2,247
Exxon Mobil
4.227%, 03/19/2040	7,225	8,360
3.452%, 04/15/2051	3,500	3,637
3.043%, 03/01/2026	1,985	2,163
2.995%, 08/16/2039	2,830	2,827
1.571%, 04/15/2023	7,665	7,851
Galaxy Pipeline Assets Bidco
2.625%, 03/31/2036 (A)	2,555	2,504
1.750%, 09/30/2027 (A)	2,125	2,144
Hess
6.000%, 01/15/2040	2,630	3,291
5.800%, 04/01/2047	25	31
5.600%, 02/15/2041	395	477
4.300%, 04/01/2027	3,510	3,909

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
HollyFrontier
5.875%, 04/01/2026	$2,080	$2,402
Kinder Morgan
5.550%, 06/01/2045	2,055	2,541
Marathon Petroleum
4.700%, 05/01/2025	3,190	3,613
4.500%, 05/01/2023	4,545	4,866
MPLX
1.285%, VAR ICE LIBOR USD 3 Month+1.100%, 09/09/2022	3,600	3,602
Phillips 66
3.850%, 04/09/2025	880	971
Sabal Trail Transmission LLC
4.246%, 05/01/2028 (A)	3,800	4,262
Saudi Arabian Oil
1.625%, 11/24/2025 (A)	1,810	1,841
1.250%, 11/24/2023 (A)	2,320	2,349
Saudi Arabian Oil MTN
2.750%, 04/16/2022 (A)	2,985	3,047
Schlumberger Finance Canada
1.400%, 09/17/2025	2,565	2,611
Schlumberger Holdings
3.900%, 05/17/2028 (A)	2,444	2,695
Shell International Finance BV
6.375%, 12/15/2038	1,630	2,379
4.125%, 05/11/2035	4,275	5,007
4.000%, 05/10/2046	3,115	3,544
3.750%, 09/12/2046	4,600	5,081
3.400%, 08/12/2023	5,525	5,904
2.500%, 09/12/2026	350	375
2.375%, 11/07/2029	3,025	3,104
Spectra Energy Partners
3.375%, 10/15/2026	2,045	2,222
Suncor Energy
3.100%, 05/15/2025	3,935	4,235
Suncor Energy Ventures
4.500%, 04/01/2022 (A)	1,950	1,999
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	3,265	4,723
2.900%, 03/01/2030 (A)	4,230	4,310
Total Capital
3.883%,10/11/2028	5,330	6,037
Total Capital International
3.386%, 06/29/2060	1,390	1,399
3.127%, 05/29/2050	3,320	3,222
2.986%, 06/29/2041	275	272
TransCanada PipeLines
3.750%, 10/16/2023	5,000	5,339
Valero Energy
2.850%, 04/15/2025	2,505	2,657

336	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Williams Partners
5.800%, 11/15/2043	$	745	$	941

				242,085

Financials — 28.5%
AIA Group
3.600%, 04/09/2029 (A)		9,500		10,365
3.200%, 09/16/2040 (A)		1,710		1,697
AIG Global Funding
0.450%, 12/08/2023 (A)		5,260		5,259
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)		1,601		2,249
American Express
3.700%, 08/03/2023		4,810		5,147
2.500%, 08/01/2022		9,652		9,885
American International Group
4.800%, 07/10/2045		300		361
4.750%, 04/01/2048		275		333
4.500%, 07/16/2044		2,900		3,383
4.375%, 06/30/2050		450		522
4.375%, 01/15/2055		290		333
Ameriprise Financial
4.000%, 10/15/2023		2,450		2,657
Antares Holdings
3.950%, 07/15/2026 (A)		2,915		3,026
Apollo Management Holdings
5.000%, 03/15/2048 (A)		2,525		3,088
4.400%, 05/27/2026 (A)		1,140		1,296
4.000%, 05/30/2024 (A)		6,353		6,964
Athene Global Funding
3.000%, 07/01/2022 (A)		940		966
2.950%, 11/12/2026 (A)		6,830		7,288
2.500%, 03/24/2028 (A)		10,320		10,507
Aviation Capital Group LLC
2.875%, 01/20/2022 (A)		2,055		2,079
Banco Bilbao Vizcaya Argentaria
1.125%, 09/18/2025		4,250		4,232
Banco Santander
3.125%, 02/23/2023		3,590		3,750
2.746%, 05/28/2025		4,345		4,607
2.706%, 06/27/2024		7,760		8,217
Bank of America
6.000%, 10/15/2036		490		682
3.483%, VAR United States Secured Overnight Financing Rate+1.650%, 03/13/2052		4,108		4,267
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026		14,685		15,949
3.311%, VAR United State Secured Overnight Financing Rate+1.580%, 04/22/2042		9,645		9,891

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	$	2,399	$	2,496
2.687%, VAR United States Secured Overnight Financing Rate+1.320%, 04/22/2032		2,320		2,351
1.734%, VAR United States Secured Overnight Financing Rate+0.960%, 07/22/2027		900		912
Bank of America MTN
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050		1,435		1,693
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029		10,450		11,926
4.183%, 11/25/2027		7,655		8,612
4.083%, VAR ICE LIBOR USD 3 Month+3.150%, 03/20/2051		8,045		9,181
4.000%, 01/22/2025		1,300		1,434
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029		1,325		1,483
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028		18,945		21,003
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028		55		61
3.458%, VAR ICE LIBOR USD 3 Month+0.970%, 03/15/2025		10,570		11,371
3.248%, 10/21/2027		4,445		4,836
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030		5,995		6,239
2.676%, VAR United States Secured Overnight Financing Rate+1.930%, 06/19/2041		6,705		6,348
Bank of Montreal MTN
3.300%, 02/05/2024		4,995		5,372
Bank of New York Mellon MTN
3.450%, 08/11/2023		7,520		8,047
2.450%, 08/17/2026		715		759
Bank of Nova Scotia
4.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.551%(D)		3,150		3,390
Barclays
4.610%, VAR ICE LIBOR USD 3 Month+1.400%, 02/15/2023		3,055		3,145
3.932%, VAR ICE LIBOR USD 3 Month+1.610%, 05/07/2025		4,815		5,224
Berkshire Hathaway
3.125%, 03/15/2026		1,978		2,170
Berkshire Hathaway Finance
4.250%, 01/15/2049		100		119
2.850%, 10/15/2050		6,255		5,983
1.450%, 10/15/2030		4,000		3,857
Blackstone
3.625%, 01/15/2026 (A)		3,105		3,294

SEI Institutional Investments Trust / Annual Report / May 31, 2021	337

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Blackstone Holdings Finance LLC
5.000%, 06/15/2044 (A)	$	738	$	947
4.750%, 02/15/2023 (A)		2,014		2,162
4.450%, 07/15/2045 (A)		1,534		1,824
3.500%, 09/10/2049 (A)		2,250		2,395
3.150%, 10/02/2027 (A)		1,878		2,048
BNP Paribas
2.219%, VAR United States Secured Overnight Financing Rate+2.074%, 06/09/2026 (A)		4,365		4,517
1.323%, VAR United States Secured Overnight Financing Rate+1.004%, 01/13/2027 (A)		6,265		6,203
Brighthouse Financial Global Funding MTN
1.000%, 04/12/2024 (A)		3,400		3,415
Brookfield Finance
2.724%, 04/15/2031		2,500		2,519
Canadian Imperial Bank of Commerce
0.950%, 10/23/2025		3,400		3,399
Capital One Financial
3.650%, 05/11/2027		4,523		5,044
3.300%, 10/30/2024		4,618		4,994
Carlyle Finance Subsidiary LLC
3.500%, 09/19/2029 (A)		2,697		2,863
Carlyle Holdings Finance LLC
3.875%, 02/01/2023 (A)		861		906
CDP Financial
5.600%, 11/25/2039 (A)		700		946
Charles Schwab
2.650%, 01/25/2023		9,176		9,516
Chubb INA Holdings
4.350%, 11/03/2045		1,138		1,389
2.875%, 11/03/2022		2,190		2,264
1.375%, 09/15/2030		7,555		7,086
CI Financial
3.200%, 12/17/2030		6,030		6,124
Cincinnati Financial
6.920%, 05/15/2028		845		1,098
6.125%, 11/01/2034		2,882		3,876
Citadel
4.875%, 01/15/2027 (A)		3,820		4,107
Citadel Finance LLC		3,615		3,614
3.375%, 03/09/2026 (A)
Citigroup
8.125%, 07/15/2039		2,969		4,991
5.500%, 09/13/2025		980		1,152
5.316%, VAR United States Secured Overnight Financing Rate+4.548%, 03/26/2041		4,970		6,498
4.750%, 05/18/2046		1,040		1,267
4.650%, 07/23/2048		3,288		4,112
4.450%, 09/29/2027		200		229

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048	$	2,918	$	3,476
3.875%, 10/25/2023		2,490		2,703
3.400%, 05/01/2026		6,375		7,007
3.352%, VAR ICE LIBOR USD 3 Month+0.897%, 04/24/2025		6,380		6,854
2.900%, 12/08/2021		4,200		4,249
CME Group
4.150%, 06/15/2048		1,989		2,456
Cooperatieve Rabobank UA
4.625%, 12/01/2023		3,345		3,674
3.875%, 09/26/2023 (A)		3,000		3,232
1.055%, VAR ICE LIBOR USD 3 Month+0.860%, 09/26/2023 (A)		6,790		6,879
Credit Agricole
1.247%, VAR United States Secured Overnight Financing Rate+0.892%, 01/26/2027 (A)		4,385		4,333
Credit Agricole MTN
3.750%, 04/24/2023 (A)		4,640		4,938
Credit Suisse Group
3.091%, VAR United States Secured Overnight Financing Rate+1.730%, 05/14/2032 (A)		1,795		1,824
2.193%, VAR United States Secured Overnight Financing Rate+2.044%, 06/05/2026 (A)		7,275		7,465
Deutsche Bank NY
3.035%, VAR United States Secured Overnight Financing Rate+1.718%, 05/28/2032		1,805		1,805
0.898%, 05/28/2024		5,340		5,345
Empower Finance 2020
3.075%, 09/17/2051 (A)		1,255		1,206
Equitable Financial Life Global Funding
1.400%, 07/07/2025 (A)		1,473		1,489
1.400%, 08/27/2027 (A)		1,973		1,940
Fairfax Financial Holdings
3.375%, 03/03/2031 (A)		2,495		2,544
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (A)		1,640		2,020
Federation des Caisses Desjardins du Quebec
0.700%, 05/21/2024 (A)		5,840		5,852
Fifth Third Bancorp
2.550%, 05/05/2027		1,920		2,023
Fifth Third Bank
2.875%, 10/01/2021		3,570		3,594
First Republic Bank
2.500%, 06/06/2022		1,718		1,753

338	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.912%, VAR United States Secured Overnight Financing Rate+0.620%, 02/12/2024	$2,800	$2,863
Five Corners Funding Trust
4.419%, 11/15/2023 (A)	4,190	4,591
GA Global Funding Trust
1.625%, 01/15/2026 (A)	2,345	2,375
1.000%, 04/08/2024 (A)	3,645	3,661
Goldman Sachs Capital I
6.345%, 02/15/2034	2,010	2,762
Goldman Sachs Group
6.750%, 10/01/2037	445	635
6.450%, 05/01/2036	630	869
4.750%, 10/21/2045	200	253
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	1,045	1,237
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	1,517	1,716
3.850%, 01/26/2027	155	172
3.800%, 03/15/2030	640	714
3.500%, 01/23/2025	2,515	2,732
3.500%, 11/16/2026	8,613	9,414
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	11,575	12,482
3.210%, VAR United States Secured Overnight Financing Rate+1.513%, 04/22/2042	8,720	8,833
2.876%, VAR ICE LIBOR USD 3 Month+0.821%, 10/31/2022	4,463	4,510
2.600%, 02/07/2030	1,600	1,644
1.992%, VAR United States Secured Overnight Financing Rate+1.090%, 01/27/2032	1,635	1,562
1.431%, VAR United States Secured Overnight Financing Rate+0.798%, 03/09/2027	9,375	9,383
1.326%, VAR ICE LIBOR USD 3 Month+1.170%, 05/15/2026	1,125	1,156
Goldman Sachs Group MTN
4.800%, 07/08/2044	8,180	10,267
Guardian Life Global Funding
1.100%, 06/23/2025 (A)	2,005	2,015
HSBC Bank PLC
7.650%, 05/01/2025	2,880	3,507
HSBC Bank USA
7.000%, 01/15/2039	6,726	10,176
HSBC Holdings
4.600%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.649%(D)	3,800	3,884
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	11,362	12,636

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.262%, VAR ICE LIBOR USD 3 Month+1.055%, 03/13/2023	$8,800	$9,006
0.976%, VAR United States Secured Overnight Financing Rate+0.708%, 05/24/2025	820	824
ING Groep
4.625%, 01/06/2026 (A)	3,830	4,395
4.100%, 10/02/2023	3,950	4,279
3.550%, 04/09/2024	4,960	5,363
2.727%, VAR United States Secured Overnight Financing Rate+1.316%, 04/01/2032	2,200	2,237
Intercontinental Exchange
4.250%, 09/21/2048	4,417	5,060
3.000%, 06/15/2050	1,650	1,558
JPMorgan Chase
8.750%, 09/01/2030	1,291	1,918
7.750%, 07/15/2025	1,690	2,130
6.400%, 05/15/2038	5,612	8,122
5.500%, 10/15/2040	1,000	1,335
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	1,440	1,684
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	45	50
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	2,965	3,289
3.875%, 09/10/2024	2,355	2,581
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	15,247	16,717
3.328%, VAR United States Secured Overnight Financing Rate+1.580%, 04/22/2052	16,645	16,892
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025	2,525	2,697
3.200%, 06/15/2026	18,790	20,560
3.157%, VAR United States Secured Overnight Financing Rate+1.460%, 04/22/2042	860	864
3.109%, VAR United States Secured Overnight Financing Rate+2.440%, 04/22/2051	260	255
2.700%, 05/18/2023	4,250	4,435
2.580%, VAR United States Secured Overnight Financing Rate+1.250%, 04/22/2032	7,315	7,384
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	2,203	2,236
2.069%, VAR United States Secured Overnight Financing Rate+1.015%, 06/01/2029	5,065	5,084

SEI Institutional Investments Trust / Annual Report / May 31, 2021	339

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.953%, VAR United States Secured Overnight Financing Rate+1.065%, 02/04/2032	$2,550	$2,437
0.730%, VAR ICE LIBOR USD 3 Month+0.550%, 02/01/2027	1,630	1,568
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	9,223	11,577
KKR Group Finance VIII LLC
3.500%, 08/25/2050 (A)	1,275	1,283
Korea Development Bank MTN
1.750%, 02/18/2025	5,905	6,077
Kreditanstalt fuer Wiederaufbau
2.500%, 02/15/2022	24,730	25,142
2.125%, 01/17/2023	3,320	3,425
Lincoln National
3.400%, 01/15/2031	3,100	3,347
Lloyds Banking Group
2.438%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.000%, 02/05/2026	4,500	4,717
1.627%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.850%, 05/11/2027	2,636	2,647
LSEGA Financing
3.200%, 04/06/2041 (A)	3,618	3,658
Macquarie Group
3.189%, VAR ICE LIBOR USD 3 Month+1.023%, 11/28/2023 (A)	9,208	9,567
Marsh & McLennan
3.500%, 03/10/2025	4,200	4,582
Massachusetts Mutual Life Insurance
3.375%, 04/15/2050 (A)	1,153	1,152
MetLife
4.050%, 03/01/2045	1,250	1,428
Metropolitan Life Global Funding I MTN
3.600%, 01/11/2024 (A)	6,410	6,910
Mitsubishi UFJ Financial Group
3.195%, 07/18/2029	1,820	1,957
Moody’s
2.550%, 08/18/2060	2,136	1,774
Morgan Stanley
3.625%, 01/20/2027	8,990	10,009
3.217%, VAR United States Secured Overnight Financing Rate+1.485%, 04/22/2042	1,910	1,948
1.593%, VAR United States Secured Overnight Financing Rate+0.879%, 05/04/2027	2,650	2,673
Morgan Stanley MTN
6.375%, 07/24/2042	2,120	3,134
4.300%, 01/27/2045	4,600	5,455
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	2,930	3,355

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.750%, 02/25/2023	$10,667	$11,296
2.699%, VAR United States Secured Overnight Financing Rate+1.143%, 01/22/2031	700	723
MUFG Americas Holdings
3.000%, 02/10/2025	3,200	3,427
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month+2.640%, 07/15/2054 (A)	1,475	1,542
National Rural Utilities Cooperative Finance
4.750%, VAR ICE LIBOR USD 3 Month+2.910%, 04/30/2043	2,056	2,143
4.400%, 11/01/2048	4,545	5,575
4.300%, 03/15/2049	2,643	3,205
4.023%, 11/01/2032	435	505
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,360	2,292
4.350%, 04/30/2050 (A)	3,471	3,746
Natwest Group
3.498%, VAR ICE LIBOR USD 3 Month+1.480%, 05/15/2023	4,650	4,786
New York Life Insurance
3.750%, 05/15/2050 (A)	1,420	1,517
Pacific Life Global Funding ll
1.200%, 06/24/2025 (A)	1,500	1,508
Pacific Life Insurance
4.300%, VAR ICE LIBOR USD 3 Month+2.796%, 10/24/2067 (A)	1,455	1,610
Pacific LifeCorp
3.350%, 09/15/2050 (A)	2,120	2,122
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (A)	4,431	4,868
PNC Bank
3.300%, 10/30/2024	1,840	2,007
PNC Financial Services Group
2.600%, 07/23/2026	8,615	9,201
Pricoa Global Funding I
3.450%, 09/01/2023 (A)	5,395	5,779
Principal Life Global Funding II
2.375%, 11/21/2021 (A)	3,000	3,031
1.500%, 08/27/2030 (A)	3,374	3,141
Prospect Capital
3.706%, 01/22/2026	3,135	3,184
Protective Life Global Funding
1.618%, 04/15/2026 (A)	7,358	7,450
Prudential
3.125%, 04/14/2030	2,008	2,146
Prudential Financial
3.935%, 12/07/2049	135	151
Prudential Financial MTN
5.700%, 12/14/2036	1,660	2,249
3.700%, 03/13/2051	775	836

340	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.500%, 03/10/2026	$4,945	$5,037
Raymond James Financial
4.950%, 07/15/2046	1,620	2,054
Royal Bank of Canada MTN
0.500%, 10/26/2023	4,347	4,359
Scentre Group Trust 1
4.375%, 05/28/2030 (A)	5,346	6,103
3.750%, 03/23/2027 (A)	865	950
3.625%, 01/28/2026 (A)	6,320	6,913
3.500%, 02/12/2025 (A)	1,455	1,571
3.250%, 10/28/2025 (A)	535	575
Scentre Group Trust 2
4.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.379%, 09/24/2080 (A)	6,205	6,582
Securian Financial Group
4.800%, 04/15/2048 (A)	1,938	2,264
Security Benefit Global Funding MTN
1.250%, 05/17/2024 (A)	1,501	1,507
Societe Generale
3.625%, 03/01/2041 (A)	2,640	2,575
Standard Chartered
4.247%, VAR ICE LIBOR USD 3 Month+1.150%, 01/20/2023 (A)	4,602	4,711
1.456%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.000%, 01/14/2027 (A)	4,175	4,128
State Street
3.031%, VAR United States Secured Overnight Financing Rate+1.490%, 11/01/2034	5,545	5,812
Sumitomo Mitsui Financial Group
0.948%, 01/12/2026	3,000	2,965
Sumitomo Mitsui Trust Bank
0.800%, 09/12/2023 (A)	7,005	7,046
Travelers
3.750%, 05/15/2046	1,505	1,692
Truist Bank
3.800%, 10/30/2026	3,870	4,342
3.200%, 04/01/2024	4,020	4,325
2.250%, 03/11/2030	975	970
Truist Financial
4.000%, 05/01/2025	8,615	9,603
Truist Financial MTN
3.050%, 06/20/2022	4,080	4,193
2.850%, 10/26/2024	2,630	2,828
1.267%, VAR United States Secured Overnight Financing Rate+0.609%, 03/02/2027	13,120	13,109
UBS MTN
4.500%, 06/26/2048 (A)	3,425	4,319

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
UBS Group
4.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.313%(A)(D)	$1,350	$1,345
4.125%, 09/24/2025 (A)	1,410	1,582
3.491%, 05/23/2023 (A)	4,325	4,455
1.008%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+0.830%, 07/30/2024 (A)	8,100	8,168
US Bancorp
3.375%, 02/05/2024	6,385	6,872
Validus Holdings
8.875%, 01/26/2040	1,760	2,783
Wells Fargo
5.950%, 12/15/2036	975	1,315
5.606%, 01/15/2044	3,806	5,025
3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/2041	3,415	3,413
3.000%, 04/22/2026	8,965	9,714
Wells Fargo MTN
5.013%, VAR United States Secured Overnight Financing Rate+4.502%, 04/04/2051	750	992
4.900%, 11/17/2045	1,575	1,929
4.750%, 12/07/2046	4,253	5,175
4.400%, 06/14/2046	3,660	4,245
4.300%, 07/22/2027	939	1,073
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	12,541	13,863
3.196%, VAR ICE LIBOR USD 3 Month+1.170%, 06/17/2027	8,935	9,716
2.879%, VAR United States Secured Overnight Financing Rate+1.432%, 10/30/2030	4,785	5,013
2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/2028	9,035	9,393
2.164%, VAR ICE LIBOR USD 3 Month+0.750%, 02/11/2026	7,520	7,843
Western & Southern Life Insurance
3.750%, 04/28/2061 (A)	2,305	2,330
Westpac Banking
2.668%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.750%, 11/15/2035	3,770	3,658
2.150%, 06/03/2031	1,815	1,812

		1,129,585

Health Care – 6.2%
AbbVie
2.150%, 11/19/2021	7,045	7,111

SEI Institutional Investments Trust / Annual Report / May 31, 2021	341

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Advocate Health & Hospitals
4.272%, 08/15/2048	$2,984	$3,618
Ascension Health
3.945%, 11/15/2046	2,394	2,807
3.106%, 11/15/2039	1,795	1,865
AstraZeneca
3.375%, 11/16/2025	1,458	1,603
Astrazeneca Finance LLC
1.750%, 05/28/2028	5,665	5,660
1.200%, 05/28/2026	4,450	4,456
Baxter International
1.730%, 04/01/2031	8,955	8,535
Bayer US Finance II LLC
4.700%, 07/15/2064 (A)	3,685	4,243
Bristol-Myers Squibb
5.000%, 08/15/2045	2,115	2,775
4.550%, 02/20/2048	285	357
3.400%, 07/26/2029	4,405	4,885
3.200%, 06/15/2026	4,210	4,631
2.550%, 11/13/2050	2,815	2,561
2.350%, 11/13/2040	700	653
0.537%, 11/13/2023	5,059	5,066
Cigna
4.125%, 11/15/2025	2,154	2,428
2.375%, 03/15/2031	3,000	2,993
CommonSpirit Health
4.350%, 11/01/2042	1,680	1,912
4.187%, 10/01/2049	2,925	3,204
CVS Health
5.050%, 03/25/2048	710	881
3.700%, 03/09/2023	1,230	1,300
3.000%, 08/15/2026	2,335	2,534
1.750%, 08/21/2030	5,635	5,363
DH Europe Finance II Sarl
2.050%, 11/15/2022	4,050	4,149
Eli Lilly
3.375%, 03/15/2029	3,155	3,496
Gilead Sciences
4.800%, 04/01/2044	1,300	1,581
4.750%, 03/01/2046	1,625	1,979
3.250%, 09/01/2022	6,410	6,615
GlaxoSmithKline Capital
3.875%, 05/15/2028	2,040	2,318
Health Care Service, A Mutual Legal Reserve
2.200%, 06/01/2030 (A)	4,515	4,486
Johnson & Johnson
2.900%, 01/15/2028	2,435	2,663
2.625%, 01/15/2025	1,660	1,778
1.300%, 09/01/2030	5,355	5,130
Kaiser Foundation Hospitals
4.150%, 05/01/2047	2,920	3,523

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
McKesson
0.900%, 12/03/2025	$2,000	$1,981
Medtronic
4.625%, 03/15/2045	971	1,229
4.375%, 03/15/2035	1,732	2,117
Memorial Health Services
3.447%, 11/01/2049	1,870	1,966
Merck
3.600%, 09/15/2042	2,000	2,217
3.400%, 03/07/2029	2,385	2,653
MultiCare Health System
2.803%, 08/15/2050	4,370	4,135
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,395	1,810
Northwell Healthcare
4.260%, 11/01/2047	2,130	2,406
Novartis Capital
2.750%, 08/14/2050	5,991	5,774
NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery
2.667%, 10/01/2050	5,210	4,676
Orlando Health Obligated Group
3.327%, 10/01/2050	805	819
Pfizer
3.000%, 12/15/2026	2,295	2,523
2.625%, 04/01/2030	5,510	5,786
Pharmacia
6.600%, 12/01/2028	1,000	1,338
Royalty Pharma
2.200%, 09/02/2030 (A)	3,950	3,800
1.750%, 09/02/2027 (A)	1,700	1,685
RWJ Barnabas Health
3.477%, 07/01/2049	4,000	4,186
Takeda Pharmaceutical
3.175%, 07/09/2050	4,450	4,272
UnitedHealth Group
6.875%, 02/15/2038	2,370	3,589
6.625%, 11/15/2037	1,529	2,266
6.500%, 06/15/2037	1,645	2,397
4.750%, 07/15/2045	890	1,135
4.625%, 07/15/2035	5,540	6,844
4.200%, 01/15/2047	1,432	1,664
3.875%, 12/15/2028	1,835	2,094
3.850%, 06/15/2028	1,425	1,622
3.750%, 07/15/2025	3,700	4,123
3.700%, 12/15/2025	1,895	2,122
3.500%, 02/15/2024	7,210	7,802
3.250%, 05/15/2051	20	20
3.050%, 05/15/2041	1,390	1,420
2.375%, 10/15/2022	4,720	4,861
2.300%, 05/15/2031	10,645	10,727
2.000%, 05/15/2030	2,300	2,290

342	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.150%, 05/15/2026	$8,735	$8,763
Wyeth LLC
6.000%, 02/15/2036	1,400	1,967
5.950%, 04/01/2037	3,700	5,165

		245,403

Industrials – 7.3%
Air Lease
3.875%, 07/03/2023	4,406	4,682
Airbus
3.950%, 04/10/2047 (A)	2,800	3,038
BAE Systems Holdings
3.800%, 10/07/2024 (A)	1,700	1,864
BAE Systems PLC
5.800%, 10/11/2041 (A)	1,940	2,638
3.400%, 04/15/2030 (A)	2,307	2,474
1.900%, 02/15/2031 (A)	1,971	1,869
Boeing
5.805%, 05/01/2050	695	897
5.150%, 05/01/2030	9,835	11,521
3.100%, 05/01/2026	4,125	4,388
2.700%, 05/01/2022	3,805	3,885
1.875%, 06/15/2023	3,225	3,295
Burlington Northern Santa Fe LLC
6.150%, 05/01/2037	2,590	3,628
4.900%, 04/01/2044	2,563	3,295
4.550%, 09/01/2044	5,225	6,459
4.375%, 09/01/2042	375	449
4.150%, 04/01/2045	3,230	3,760
Caterpillar
3.803%, 08/15/2042	1,580	1,822
3.400%, 05/15/2024	3,050	3,301
Caterpillar Financial Services MTN
2.950%, 02/26/2022	6,370	6,503
2.550%, 11/29/2022	8,610	8,914
Continental Airlines Pass-Through Trust, Ser 2012-1, CI A
4.150%, 04/11/2024	2,413	2,546
Continental Airlines Pass-Through Trust, Ser 2012-2, CI A
4.000%, 10/29/2024	3,266	3,455
CSX
3.350%, 09/15/2049	4,726	4,782
Deere
3.750%, 04/15/2050	230	266
3.100%, 04/15/2030	4,033	4,402
Delta Air Lines Pass-Through Trust, Ser 2015-1, CI A
3.875%, 07/30/2027	1,196	1,228
Delta Air Lines Pass-Through Trust, Ser 2019-1, CI A
3.404%, 04/25/2024	2,800	2,916

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Delta Air Lines Pass-Through Trust, Ser 2020-1, CI AA
2.000%, 06/10/2028	$3,104	$3,111
Emerson Electric
1.800%, 10/15/2027	6,583	6,718
GE Capital International Funding Unlimited
4.418%, 11/15/2035	15,097	17,599
General Dynamics
4.250%, 04/01/2040	980	1,162
4.250%, 04/01/2050	2,100	2,568
2.250%, 06/01/2031	5,975	6,035
1.875%, 08/15/2023	2,780	2,871
General Electric
4.250%, 05/01/2040	3,110	3,521
3.625%, 05/01/2030	4,065	4,468
3.450%, 05/01/2027	2,250	2,478
General Electric MTN
5.875%, 01/14/2038	790	1,047
John Deere Capital
3.650%, 10/12/2023	4,902	5,295
John Deere Capital MTN
3.450%, 06/07/2023	5,296	5,629
2.950%, 04/01/2022	6,365	6,513
2.800%, 07/18/2029	4,220	4,514
2.650%, 06/24/2024	5,040	5,376
2.650%, 06/10/2026	360	389
0.400%, 10/10/2023	11,730	11,759
Lockheed Martin
4.070%, 12/15/2042	3,300	3,865
2.800%, 06/15/2050	1,835	1,762
Norfolk Southern
3.800%, 08/01/2028	3,180	3,578
Northrop Grumman
2.930%, 01/15/2025	5,105	5,462
PACCAR Financial MTN
1.650%, 08/11/2021	1,200	1,204
1.100%, 05/11/2026	3,079	3,095
Penske Truck Leasing LP
4.000%, 07/15/2025 (A)	2,904	3,207
3.950%, 03/10/2025 (A)	2,752	3,017
3.450%, 07/01/2024 (A)	5,540	5,968
Raytheon Technologies
4.500%, 06/01/2042	2,300	2,759
2.500%, 12/15/2022	6,942	7,141
Rockefeller Foundation
2.492%, 10/01/2050	3,495	3,271
Ryder System MTN
4.625%, 06/01/2025	4,800	5,456
Siemens Financieringsmaatschappij
1.700%, 03/11/2028 (A)	9,820	9,828
SMBC Aviation Capital Finance DAC
3.000%, 07/15/2022 (A)	2,035	2,081

SEI Institutional Investments Trust / Annual Report / May 31, 2021	343

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Snap-on
4.100%, 03/01/2048	$570	$669
3.100%, 05/01/2050	2,504	2,550
Southwest Airlines
5.125%, 06/15/2027	4,715	5,517
Southwest Airlines Pass-Through Trust, Ser 2007-1
6.150%, 08/01/2022	240	249
Triton Container International
2.050%, 04/15/2026 (A)	3,535	3,564
TTX
4.600%, 02/01/2049 (A)	2,100	2,590
TTX MTN
3.600%, 01/15/2025 (A)	5,563	6,097
United Airlines Pass-Through Trust, Ser 2019-1,CI AA
4.150%, 08/25/2031	1,574	1,700
United Parcel Service
5.300%, 04/01/2050	3,026	4,221
Verisk Analytics
3.625%, 05/15/2050	2,930	2,988
WW Grainger
4.600%, 06/15/2045	419	521

		281,690

Information Technology – 6.9%
Adobe
1.700%, 02/01/2023	13,640	13,977
Apple
4.650%, 02/23/2046	6,185	7,881
4.500%, 02/23/2036	2,650	3,289
4.375%, 05/13/2045	515	629
3.850%, 08/04/2046	7,460	8,463
3.350%, 02/09/2027	4,245	4,716
3.250%, 02/23/2026	19,940	21,947
3.000%, 02/09/2024	4,235	4,517
2.850%, 05/11/2024	1,055	1,127
2.650%, 05/11/2050	3,395	3,142
2.650%, 02/08/2051	4,500	4,202
2.375%, 02/08/2041	2,270	2,120
1.650%, 02/08/2031	4,730	4,588
Applied Materials
3.900%, 10/01/2025	3,155	3,540
Broadcom
4.750%, 04/15/2029	1,415	1,620
4.150%, 11/15/2030	970	1,062
Cisco Systems
5.900%, 02/15/2039	2,007	2,863
2.200%, 09/20/2023	4,510	4,702
Corning
7.250%, 08/15/2036	1,844	2,296

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Genpact Luxembourg Sarl
3.700%, 04/01/2022	$3,310	$3,383
3.375%, 12/01/2024	5,226	5,626
Intel
4.950%, 03/25/2060	1,775	2,383
4.000%, 12/15/2032	4,300	5,049
3.734%, 12/08/2047	2,796	3,048
3.250%, 11/15/2049	3,390	3,444
2.875%, 05/11/2024	5,830	6,235
International Business Machines
4.150%, 05/15/2039	2,325	2,671
3.300%, 05/15/2026	1,805	1,987
Intuit
1.350%, 07/15/2027	2,989	2,977
Mastercard
3.850%, 03/26/2050	3,240	3,724
3.300%, 03/26/2027	2,850	3,163
2.950%, 06/01/2029	2,420	2,614
Microsoft
4.100%, 02/06/2037	3,548	4,223
3.700%, 08/08/2046	6,874	7,888
3.500%, 02/12/2035	1,290	1,455
3.450%, 08/08/2036	125	139
3.041%, 03/17/2062	1,100	1,105
2.921%, 03/17/2052	4,302	4,316
2.875%, 02/06/2024	2,060	2,191
2.675%, 06/01/2060	1,078	1,005
2.525%, 06/01/2050	7,615	7,083
2.400%, 08/08/2026	11,970	12,772
NXP BV
4.875%, 03/01/2024 (A)	3,252	3,602
Oracle
4.375%, 05/15/2055	680	749
4.000%, 07/15/2046	6,760	7,065
3.800%, 11/15/2037	2,050	2,188
3.600%, 04/01/2040	7,235	7,382
3.600%, 04/01/2050	330	326
2.950%, 05/15/2025	2,160	2,309
2.950%, 04/01/2030	9,310	9,701
2.500%, 05/15/2022	4,700	4,786
2.400%, 09/15/2023	4,275	4,454
QUALCOMM
4.300%, 05/20/2047	3,211	3,817
1.300%, 05/20/2028	5,677	5,520
Skyworks Solutions
1.800%, 06/01/2026	1,720	1,735
Texas Instruments
4.150%, 05/15/2048	3,754	4,569
3.875%, 03/15/2039	200	232
2.250%, 09/04/2029	8,630	8,852
1.375%, 03/12/2025	4,015	4,121

344	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Visa
4.150%, 12/14/2035	$1,125	$1,350
2.700%, 04/15/2040	745	743
Vontier
2.950%, 04/01/2031 (A)	9,745	9,639
1.800%, 04/01/2026 (A)	2,300	2,297

		270,599

Materials — 0.9%
Air Products and Chemicals
1.850%, 05/15/2027	3,180	3,272
Anglo American Capital
5.375%, 04/01/2025 (A)	2,500	2,868
BHP Billiton Finance USA
6.420%, 03/01/2026	1,510	1,869
5.000%, 09/30/2043	1,400	1,852
Ecolab
4.800%, 03/24/2030	892	1,076
1.300%, 01/30/2031	3,890	3,601
Huntsman International LLC
2.950%, 06/15/2031	2,970	2,993
Linde
3.200%, 01/30/2026	2,315	2,539
Nacional del Cobre de Chile
4.250%, 07/17/2042 (A)	2,100	2,292
Newcrest Finance Pty
3.250%, 05/13/2030 (A)	2,440	2,586
PPG Industries
1.200%, 03/15/2026	3,450	3,439
Rio Tinto Finance USA
5.200%, 11/02/2040	1,185	1,574
Vale Overseas
6.875%, 11/10/2039	1,785	2,457

		32,418

Real Estate — 2.2%
AvalonBay Communities MTN
3.350%, 05/15/2027	2,980	3,260
2.950%, 05/11/2026	2,182	2,351
Boston Properties
4.500%, 12/01/2028	2,630	3,029
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	3,600	3,866
Federal Realty Investment Trust
1.250%, 02/15/2026	5,700	5,693
Newmark Group
6.125%, 11/15/2023	3,140	3,462
Realty Income
1.800%, 03/15/2033	2,560	2,371
Regency Centers
4.650%, 03/15/2049	290	333
4.400%, 02/01/2047	1,620	1,795

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sabra Health Care
3.900%, 10/15/2029	$4,275	$4,446
Simon Property Group
3.500%, 09/01/2025	2,135	2,342
3.375%, 10/01/2024	5,488	5,913
2.450%, 09/13/2029	5,620	5,711
1.750%, 02/01/2028	5,210	5,146
Simon Property Group LP
6.750%, 02/01/2040	470	673
4.750%, 03/15/2042	230	276
4.250%, 11/30/2046	2,214	2,466
3.800%, 07/15/2050	8,055	8,496
3.250%, 09/13/2049	1,350	1,288
2.200%, 02/01/2031	709	688
Spirit Realty
2.100%, 03/15/2028	3,715	3,670
Ventas Realty
4.400%, 01/15/2029	5,598	6,354
3.125%, 06/15/2023	1,775	1,854
Vornado Realty
3.500%, 01/15/2025	3,895	4,157
2.150%, 06/01/2026	2,345	2,368
Welltower
4.950%, 09/01/2048	2,632	3,197
WP Carey
4.600%, 04/01/2024	2,670	2,930

		88,135

Utilities — 7.9%
AEP Texas
3.450%, 01/15/2050	2,695	2,681
Alabama Power
3.850%, 12/01/2042	600	665
3.700%, 12/01/2047	2,800	3,066
2.450%, 03/30/2022	2,830	2,877
1.450%, 09/15/2030	3,416	3,204
Ameren Illinois
4.500%, 03/15/2049	7,660	9,502
2.700%, 09/01/2022	2,000	2,049
Atmos Energy
4.125%, 03/15/2049	3,945	4,553
Berkshire Hathaway Energy
4.450%, 01/15/2049	135	162
4.250%, 10/15/2050	3,820	4,494
3.800%, 07/15/2048	1,065	1,156
3.250%, 04/15/2028	1,720	1,875
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	2,215	2,735
2.900%, 07/01/2050	740	713
Cleco Corporate Holdings LLC
3.375%, 09/15/2029	1,805	1,847

SEI Institutional Investments Trust / Annual Report / May 31, 2021	345

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
CMS Energy
3.000%, 05/15/2026	$7,285	$7,835
Commonwealth Edison
4.700%, 01/15/2044	2,000	2,484
4.000%, 03/01/2048	4,050	4,635
3.200%,11/15/2049	1,585	1,603
3.000%, 03/01/2050	3,265	3,219
2.550%, 06/15/2026	4,665	4,962
Consolidated Edison of New York
3.875%, 06/15/2047	3,000	3,235
Consumers Energy
3.500%, 08/01/2051	560	608
Dominion Energy
3.375%, 04/01/2030	605	652
Dominion Energy South Carolina
4.600%, 06/15/2043	1,000	1,253
4.250%, 08/15/2028	5,318	5,829
DTE Electric
3.375%, 03/01/2025	2,289	2,492
DTE Energy
2.529%, 10/01/2024	3,695	3,894
Duke Energy Carolinas LLC
5.300%, 02/15/2040	1,700	2,243
3.900%, 06/15/2021	255	255
3.875%, 03/15/2046	5,500	6,118
3.350%, 05/15/2022	12,560	12,944
2.550%, 04/15/2031	2,855	2,934
Duke Energy Florida LLC
3.100%, 08/15/2021	4,530	4,540
Duke Energy Indiana LLC
6.350%, 08/15/2038	260	374
4.900%, 07/15/2043	265	328
Duke Energy Ohio
2.125%, 06/01/2030	1,320	1,309
Duke Energy Progress LLC
4.200%, 08/15/2045	2,575	3,007
4.100%, 05/15/2042	1,071	1,229
East Ohio Gas
3.000%, 06/15/2050 (A)	1,115	1,055
2.000%, 06/15/2030 (A)	2,370	2,301
1.300%, 06/15/2025 (A)	2,700	2,723
Eastern Energy Gas Holdings LLC
2.500%, 11/15/2024	2,410	2,544
Entergy
2.400%, 06/15/2031	4,855	4,779
Entergy Arkansas LLC
3.350%, 06/15/2052	3,875	3,986
Entergy Louisiana LLC
4.200%, 09/01/2048	4,565	5,389
Entergy Mississippi LLC
2.850%, 06/01/2028	4,085	4,307

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Essential Utilities
4.276%, 05/01/2049	$1,275	$1,468
Eversource Energy
3.800%, 12/01/2023	2,905	3,125
2.900%, 10/01/2024	5,025	5,349
Florida Power & Light
5.960%, 04/01/2039	155	218
5.690%, 03/01/2040	4,657	6,433
4.125%, 02/01/2042	3,775	4,488
2.850%, 04/01/2025	2,515	2,704
Georgia Power
4.300%, 03/15/2043	4,220	4,887
3.700%, 01/30/2050	3,245	3,435
Idaho Power
4.200%, 03/01/2048	2,580	3,031
Indiana Michigan Power
4.250%, 08/15/2048	585	687
Indianapolis Power & Light
4.050%, 05/01/2046 (A)	60	67
Korea Gas MTN
2.750%, 07/20/2022 (A)	4,490	4,608
Massachusetts Electric
1.729%, 11/24/2030 (A)	1,300	1,229
MidAmerican Energy
3.150%, 04/15/2050	2,700	2,775
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	1,959	2,256
3.508%, 10/01/2024 (A)	145	156
NiSource
0.950%, 08/15/2025	4,107	4,087
Northern States Power
7.125%, 07/01/2025	3,220	4,002
6.250%, 06/01/2036	600	847
2.250%, 04/01/2031	2,820	2,862
NSTAR Electric
3.250%, 05/15/2029	2,684	2,910
3.100%, 06/01/2051	870	865
Oglethorpe Power
5.375%, 11/01/2040	1,705	2,086
4.250%, 04/01/2046	1,280	1,353
4.200%, 12/01/2042	190	198
Ohio Power
2.600%, 04/01/2030	3,565	3,675
Oncor Electric Delivery LLC
7.500%, 09/01/2038	115	184
5.350%, 10/01/2052 (A)	2,149	2,979
5.300%, 06/01/2042	1,281	1,713
3.750%, 04/01/2045	3,820	4,241
3.700%, 05/15/2050	860	957
Pacific Gas and Electric
4.200%, 06/01/2041	2,210	2,129

346	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
PacifiCorp
6.250%, 10/15/2037	$2,195	$3,071
6.000%, 01/15/2039	4,480	6,214
2.950%, 06/01/2023	4,940	5,157
PPL Electric Utilities
4.150%, 06/15/2048	2,400	2,829
3.950%, 06/01/2047	1,802	2,057
Public Service Electric & Gas MTN
4.050%, 05/01/2048	2,792	3,279
3.700%, 05/01/2028	1,180	1,325
3.250%, 09/01/2023	1,450	1,540
Public Service of Colorado
6.250%, 09/01/2037	225	320
3.200%, 03/01/2050	1,755	1,822
Public Service of New Hampshire
3.600%, 07/01/2049	7,085	7,708
Public Service of Oklahoma
6.625%, 11/15/2037	960	1,342
San Diego Gas & Electric
4.500%, 08/15/2040	2,025	2,425
3.600%, 09/01/2023	1,224	1,299
3.320%, 04/15/2050	440	449
3.000%, 08/15/2021	3,840	3,862
Sempra Energy
4.000%, 02/01/2048	400	433
3.800%, 02/01/2038	1,290	1,408
2.900%, 02/01/2023	4,259	4,426
Southern California Edison
3.875%, 06/01/2021	8,795	8,795
2.850%, 08/01/2029	2,845	2,931
Southern California Gas
5.125%, 11/15/2040	10	13
4.300%, 01/15/2049	1,165	1,402
3.750%, 09/15/2042	200	219
2.550%, 02/01/2030	4,515	4,621
Tampa Electric
3.625%, 06/15/2050	2,661	2,863
Union Electric
4.000%, 04/01/2048	1,160	1,316
3.900%, 09/15/2042	85	94
Virginia Electric & Power
3.150%, 01/15/2026	3,000	3,280
Wisconsin Power & Light
6.375%, 08/15/2037	50	70
3.650%, 04/01/2050	40	44
3.050%, 10/15/2027	2,560	2,776

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wisconsin Public Service
3.300%, 09/01/2049	$2,475	$2,550

		310,589

Total Corporate Obligations (Cost $3,129,584) ($ Thousands)		3,285,190

U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bonds
2.250%, 05/15/2041	17,320	17,490
1.875%, 02/15/2041	18,097	17,175
1.875%, 02/15/2051 (E)	45,244	41,257
1.625%, 11/15/2050	4,400	3,771
U.S. Treasury Notes
1.625%, 05/15/2031	66,000	66,186
1.250%, 04/30/2028	39,170	39,182
0.750%, 04/30/2026	50,020	49,946
0.250%, 05/15/2024	51,390	51,318
0.125%, 03/31/2023	24,120	24,116
0.125%, 04/30/2023	21,205	21,198

Total U.S. Treasury Obligations (Cost $329,807) ($ Thousands)		331,639

MUNICIPAL BONDS — 2.9%
California — 0.8%
BayArea, Toll Authority, RB
2.574%, 04/01/2031	3,300	3,495
2.425%, 04/01/2026	1,400	1,496
California State University, RB
5.770%, 05/15/2043	1,505	2,077
California State University, Ser D, RB
1.490%, 11/01/2028	2,580	2,539
California State, Build America Project, GO
7.600%, 11/01/2040	560	947
7.550%, 04/01/2039	2,205	3,651
7.500%, 04/01/2034	5,125	8,043
California State, Health Facilities Financing Authority, RB
1.679%, 06/01/2028	4,975	4,962
East Bay, Municipal Utility District Water System Revenue, RB
5.874%, 06/01/2040	300	430
Los Angeles, Community College District, GO
1.606%, 08/01/2028	4,780	4,834
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	1,070	1,527

SEI Institutional Investments Trust / Annual Report / May 31, 2021	347

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
University of California Regents, Ser H, RB
6.548%, 05/15/2048	$120	$180

		34,181

Colorado — 0.1%
City & County of Denver, Airport System
Revenue, Ser C, RB 2.037%, 11/15/2028	4,000	4,059

Florida — 0.1%
Florida State, Board of Administration
Finance, Ser A, RB 1.705%, 07/01/2027	4,947	5,011

Georgia — 0.2%
Georgia State, Municipal Electric Authority,
Build America Project, RB 7.055%, 04/01/2057	2,679	3,834
6.637%, 04/01/2057	2,385	3,495

		7,329

Illinois — 0.1%
Greater Chicago, Metropolitan Water
Reclamation District, GO 5.720%, 12/01/2038	2,580	3,558

Kansas — 0.1%
Kansas State, Development Finance
Authority, Ser H, RB 4.727%, 04/15/2037	1,455	1,780

Massachusetts — 0.1%
Massachusetts State, Build America
Project, GO 4.910%, 05/01/2029	100	123
Massachusetts State, Build America
Project, RB 5.731%, 06/01/2040	80	109
Massachusetts State, Educational Financing
Authority, Ser A, RB 2.925%, 07/01/2028	2,550	2,684

		2,916

Michigan — 0.2%
Michigan State, Finance Authority, RB 3.084%, 12/01/2034	1,685	1,790
Michigan State, Finance Authority, RB
Callable 03/01/2026 @ 100 2.671%, 09/01/2049 (C)	4,600	4,837

		6,627

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

New Jersey — 0.2%
New Jersey State, Transportation Trust
Fund Authority, Ser C, RB 5.754%, 12/15/2028	$2,300	$2,736
New Jersey State, Turnpike Authority, Build
America Project, RB 7.102%, 01/01/2041	2,500	3,909

		6,645

New York — 0.7%
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	165	220
4.458%, 10/01/2062	195	246
New York & New Jersey, Port Authority,
Ser 181, RB 4.960%, 08/01/2046	1,280	1,682
New York & New Jersey, Port Authority,
Ser AAA, RB 1.086%, 07/01/2023	2,225	2,254
New York City, Transitional Finance
Authority Future Tax Secured Revenue,
Sub-Ser, RB 3.480%, 08/01/2026	2,100	2,342
New York State, Dormitory Authority,
Ser F, RB 3.110%, 02/15/2039	2,435	2,597
New York State, Thruway Authority, Ser M, RB
2.900%, 01/01/2035	4,150	4,352
New York State, Urban Development, RB
5.770%, 03/15/2039	8,225	10,168

		23,861

Oregon — 0.1%
Oregon State, School Boards Association,
Ser B, GO, NATL 5.550%, 06/30/2028	4,000	4,810

Pennsylvania — 0.1%
Pennsylvania State, Economic
Development Financing Authority, RB 2.152%, 06/15/2029	5,465	5,538

Texas — 0.1%
City of Houston, Airport System Revenue,
Sub-Ser C, RB 2.085%, 07/01/2028	2,320	2,365
Grand Parkway, Transportation Corp,
Ser E, RB 5.184%, 10/01/2042	530	713
North Texas, Tollway Authority, Build
America Project, RB 6.718%, 01/01/2049	810	1,299

348	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas State, Build America Project, GO
5.517%, 04/01/2039	$	540	$765
Texas State, Dallas Area, Rapid Transit, RB
1.147%, 12/01/2026		1,200	1,202
Texas State, Private Activity Bond Surface Transportation, RB
3.922%, 12/31/2049		1,120	1,202

			7,546

Total Municipal Bonds (Cost $106,846) ($ Thousands)			113,861

SOVEREIGN DEBT — 1.4%
Chile Government International Bond
3.500%, 01/25/2050		5,275	5,325
3.500%, 04/15/2053		4,505	4,555
Colombia Government International Bond
4.125%, 02/22/2042		2,790	2,661
3.250%, 04/22/2032		4,010	3,871
European Bank for Reconstruction & Development MTN
2.125%, 03/07/2022		3,345	3,396
European Investment Bank
2.250%, 03/15/2022		4,045	4,113
1.375%, 09/06/2022		2,790	2,833
Export-Import Bank of Korea
2.750%, 01/25/2022		3,500	3,554
Israel Government International Bond
3.875%, 07/03/2050		1,175	1,318
Japan Bank for International Cooperation
1.750%, 01/23/2023		7,830	8,017
Mexico Government International Bond
3.771%, 05/24/2061		3,025	2,776
2.659%, 05/24/2031		2,595	2,520
Province of Quebec Canada
6.350%, 01/30/2026		270	331
2.500%, 04/09/2024		8,825	9,351

Total Sovereign Debt (Cost $54,106) ($ Thousands)			54,621

ASSET-BACKED SECURITY — 0.0%

Other Asset-Backed Securities — 0.0%
American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)		3,285	3,313

Total Asset-Backed Security (Cost $3,281) ($ Thousands)			3,313

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, CIF
0.010%**†	69,307,784	$69,308

Total Cash Equivalent (Cost $69,308) ($ Thousands)		69,308

Total Investments in Securities — 97.9% (Cost $3,692,932) ($ Thousands)		$3,857,932

SEI Institutional Investments Trust / Annual Report / May 31, 2021	349

SCHEDULE OF INVESTMENTS

May 31, 2021

Intermediate Duration Credit Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Short Contracts
Ultra 10-Year U.S. Treasury Note	(131)	Sep-2021	$(19,040)	$(18,989)	$52

Percentages are based on Net Assets of $3,938,939 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $576,040 ($ Thousands), representing 14.6% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(D)	Perpetual security with no stated maturity date.

(E)	Security, or a portion thereof, has been pledged as collateral on open future agreements.

Cl — Class

DAC — Designated Activity Company

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

NATL— National Public Finance Guarantee Corporation

PLC — Public Limited Company

Pty — Proprietary

RB — Revenue Bond

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	3,285,190	–	3,285,190
U.S. Treasury Obligations	–	331,639	–	331,639
Municipal Bonds	–	113,861	–	113,861
Sovereign Debt	–	54,621	–	54,621
Asset-Backed Security	–	3,313	–	3,313
Cash Equivalent	69,308	–	–	69,308

Total Investments in Securities	69,308	3,788,624	–	3,857,932

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	52	–	–	52

Total Other Financial Instruments	52	–	–	52

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 63,112	$ 1,547,412	$ (1,541,216)	$ —	$ —	$ 69,308	69,307,784	$ 10	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

350	SEI Institutional Investments Trust / Annual Report / May 31, 2021

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK – 94.0%

Communication Services – 10.5%
Alphabet Inc, CI A *	1.9%	16,345	$38,523
Alphabet Inc, CI C *	1.8	15,722	37,915
AT&T Inc	0.6	388,919	11,446
Comcast Corp, CI A	0.7	249,200	14,289
Facebook Inc, CI A *	2.1	131,000	43,063
Netflix Inc *	0.6	24,100	12,118
Verizon Communications Inc	0.6	225,600	12,744
Walt Disney Co/The *	0.9	98,877	17,664
Other Securities	1.3		27,469

			215,231

Consumer Discretionary – 11.4%
Amazon.com Inc *	3.7	23,300	75,098
Home Depot Inc/The	0.9	58,632	18,698
McDonald’s Corp	0.5	40,700	9,519
NIKE Inc, CI B	0.5	69,000	9,416
Tesla Inc *	1.3	41,800	26,134
Other Securities	4.5		95,478

			234,343

Consumer Staples – 5.7%
Coca-Cola Co/The	0.6	211,500	11,694
Costco Wholesale Corp	0.4	24,000	9,078
PepsiCo Inc	0.5	75,262	11,134
Procter & Gamble Co/The	0.9	134,236	18,102
Walmart Inc	0.5	75,565	10,732
Other Securities	2.8		55,981

			116,721

Energy – 2.6%
Chevron Corp	0.5	105,282	10,927
Exxon Mobil Corp	0.7	230,800	13,472
Other Securities	1.4		29,810

			54,209

Financials – 11.1%
Bank of America Corp	0.9	414,000	17,549
Berkshire Hathaway Inc, CI B *	1.5	103,900	30,073
Citigroup Inc	0.4	113,200	8,910
JPMorgan Chase & Co	1.3	166,200	27,297

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wells Fargo & Co	0.5%	224,200	$10,475
Other Securities	6.5		135,021

			229,325

Health Care – 12.2%
Abbott Laboratories	0.5	96,639	11,273
AbbVie Inc	0.5	96,253	10,896
Danaher Corp	0.4	34,400	8,811
Eli Lilly & Co	0.4	43,167	8,622
Johnson & Johnson	1.2	143,200	24,237
Medtronic PLC	0.5	73,155	9,261
Merck & Co Inc	0.5	138,000	10,473
Pfizer Inc	0.6	304,096	11,778
Thermo Fisher Scientific Inc	0.5	21,400	10,047
UnitedHealth Group Inc	1.0	51,500	21,214
Other Securities	6.1		124,785

			251,397

Industrials – 8.4%
Honeywell International Inc	0.4	37,700	8,705
United Parcel Service Inc, Cl B	0.4	39,000	8,369
Other Securities	7.6		156,054

			173,128

Information Technology – 24.7%
Accenture PLC, Cl A	0.5	34,400	9,706
Adobe Inc *	0.6	26,100	13,170
Apple Inc	5.2	859,200	107,065
Broadcom Inc	0.5	22,293	10,530
Cisco Systems Inc/Delaware	0.6	230,200	12,178
Intel Corp	0.6	221,500	12,652
Mastercard Inc, CI A	0.8	47,800	17,236
Microsoft Corp	5.0	410,600	102,519
NVIDIA Corp	1.1	33,800	21,963
PayPal Holdings Inc *	0.8	63,800	16,589
salesforce.com *	0.6	49,800	11,857
Texas Instruments Inc	0.5	49,900	9,472
Visa Inc, CI A	1.0	92,400	21,003
Other Securities	6.9		141,922

			507,862

Materials – 2.6%
Linde PLC	0.4	28,341	8,519
Other Securities	2.2		46,029

			54,548

Real Estate – 2.4%
Other Securities ‡	2.4		49,487

SEI Institutional Investments Trust / Annual Report / May 31, 2021	351

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Utilities — 2.4%
Other Securities	2.4%		$49,758

Total Common Stock
(Cost $747,625) ($ Thousands)			1,936,009

Total Investments in Securities — 94.0%
(Cost $747,625) ($ Thousands)			$1,936,009

		Contracts

PURCHASED OPTIONS* — 0.0%
Total Purchased Options (A)
(Cost $2,007) ($ Thousands)		489,991,468	$23

PURCHASED SWAPTIONS* — 1.8%
Total Purchased Swaptions (B)
(Cost $12,013) ($ Thousands)		1,474,592,893	$36,637

A list of the open exchange traded options contracts held by the Fund at May 31, 2021, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Call Options
EUR PUT USD CALL*	489,991,468	$2,007	$1.15	7/17/2021	$23

† Represents cost.

A list of the open OTC swaption contracts held by the Fund at May 31, 2021, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED SWAPTIONS — 1.8%
Call Swaptions
CMS One Look*	Bank of America Merill Lynch	191,367,893	$2.00	08/19/2023	$21,245
CMS One Look*	Bank of America Merill Lynch	1,283,225,000	$0.14	07/17/2021	15,392

Total Purchased Swaptions		1,474,592,893			$36,637

352	SEI Institutional Investments Trust / Annual Report / May 31, 2021

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
MSCI EAFE Index	264	Jun-2021	$28,954	$30,871	$1,917
S&P 500 Index E-MINI^	321	Jun-2021	62,988	67,449	4,461

			$91,942	$98,320	$6,378

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/11/22	USD	4,143	SAR	15,549	$1

Bank of America	01/11/22	USD	810	SAR	3,039	—

Bank of America	01/11/22	SAR	402,526	USD	107,161	(124)

						$(123)

A list of OTC swap agreements held by the fund at May 31, 2021, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas^	Bloomberg Commodity Index Total Return	0.10%	Index Return	Quarterly	06/18/2021	USD	(81,774)	$8,212	$–	$8,212
BNP Paribas^	Bloomberg Commodity Index Total Return	0.10%	Index Return	Quarterly	08/18/2021	USD	(59,178)	(209)	–	(209)
BNP Paribas^	Bloomberg Commodity Index Total Return	0.10%	Index Return	Quarterly	12/09/2021	USD	(95,096)	8,226	–	8,226
BNP Paribas	S&P 500 Equally Weighted Index Return	USD LIBOR 3 MONTHS + 30BPS	Index Return	Quarterly	12/16/2021	USD	(34,767)	2,139	–	2,139

								$18,368	$–	$18,368

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2021, is as follows:

Interest Rate Swap
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1Y CPI-CPURNSA^	2.1475%	Annually	12/10/2030	USD	70,504	$4,452	$–	$4,452

Percentages are based on a Net Assets of $2,059,300 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Refer to table below for details on Options Contracts.

(B)	Refer to table below for details on Swaption Contracts.

^	Security, or a portion thereof, is held by DAA Commodity Strategy Subsidiary, Ltd. as of May 31, 2021.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	353

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Concluded)

BPs — Basis Points

Cl — Class

EAFE — Europe, Australasia and Far East

EUR — Euro

LIBOR — London Interbank Offered Rate

Ltd. — Limited

MSCI — Morgan Stanley Capital International

OTC — Over The Counter

PLC — Public Limited Company

S&P — Standard & Poor’s

SAR — Saudi Riyal

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,936,009	–	–	1,936,009

Total Investments in Securities	1,936,009	–	–	1,936,009

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	23	–	–	23
Purchased Swaptions	–	36,637	–	36,637
Futures Contracts*
Unrealized Appreciation	6,378	–	–	6,378
Forwards Contracts*
Unrealized Appreciation	–	1	–	1
Unrealized Depreciation	–	(124)	–	(124)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	18,577	–	18,577
Unrealized Depreciation	–	(209)	–	(209)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	4,452	–	4,452

Total Other Financial Instruments	6,401	59,334	–	65,735

* Futures contracts, forwards contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

354	SEI Institutional Investments Trust / Annual Report / May 31, 2021

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 56.1%
U.S. Treasury Bills
0.000%, 08/19/2021 ^(A)	$6,750	$6,750
0.012%, 08/26/2021 ^(A)	17,250	17,250
0.009%, 09/09/2021 ^(A)	17,500	17,499
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025 (B)	2,529	2,972
2.000%, 01/15/2026	10,983	13,077
0.625%, 04/15/2023	16,390	17,444
0.625%, 01/15/2024	20,774	22,572
0.625%, 01/15/2026	12,321	13,839
0.500%, 04/15/2024	6,448	7,013
0.375%, 07/15/2023 (B)	24,750	26,527
0.375%, 07/15/2025 (B)	46,939	52,146
0.375%, 01/15/2027	4,386	4,903
0.250%, 01/15/2025	32,369	35,388
0.125%, 01/15/2022 (B)	3,417	3,501
0.125%, 07/15/2022 (B)	26,858	27,987
0.125%, 01/15/2023 (B)	18,574	19,494
0.125%, 07/15/2024 (B)	6,398	6,955
0.125%, 10/15/2024 (B)	38,256	41,641
0.125%, 10/15/2025 (B)	26,598	29,267
0.125%, 07/15/2026	17,078	18,901
U.S. Treasury Notes
0.125%, 04/30/2023 ^	300	300
0.075%, VAR US Treasury 3 Month Bill Money Market Yield+0.055%, 07/31/2022 ^	7,600	7,603
0.075%, VAR US Treasury 3 Month Bill Money Market Yield+0.055%, 10/31/2022 ^	1,900	1,901

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.069%, VAR US Treasury 3 Month Bill Money Market Yield+0.049%, 01/31/2023 ^	$3,100	$3,101
0.054%, VAR US Treasury 3 Month Bill Money Market Yield+0.034%, 04/30/2023 ^	1,200	1,200

Total U.S. Treasury Obligations (Cost $380,516) ($ Thousands)		399,231

	Shares
COMMON STOCK — 28.2%
Communication Services — 2.2%
Activision Blizzard Inc	3,732	363
Alphabet Inc, CI A *	772	1,819
Alphabet Inc, CI C *	726	1,751
Anterix lnc *	171	8
AT&T Inc (C)	74,635	2,196
ATN International Inc	125	6
Cogent Communications Holdings Inc	600	45
Electronic Arts Inc	1,592	228
Facebook lnc, CI A *	5,961	1,960
Iridium Communications lnc *	1,034	40
Liberty Media Corp-Liberty Braves, CI C *	600	16
Liberty Media Corp-Liberty Formula One, CI C *	971	43
Live Nation Entertainment Inc *	600	54
Lumen Technologies Inc	10,030	139
Madison Square Garden Entertainment Corp *	322	29
Madison Square Garden Sports Corp, CI A *	227	42
Match Group Inc *	532	76
Netflix Inc *	2,054	1,033
Pinterest lnc, CI A *	1,332	87
Roku lnc, CI A *	463	161
Shenandoah Telecommunications Co	500	25
Spotify Technology SA *	745	180
Take-Two Interactive Software Inc *	759	141
T-Mobile US Inc *	5,964	844
Twitter lnc *	1,774	103
Verizon Communications lnc	42,529	2,402
Walt Disney Co/The	8,514	1,521
Zillow Group Inc, CI C *	400	47
Zynga lnc, CI A *	3,709	40

		15,399

Consumer Discretionary — 0.0%
WD-40 Co	255	62

Consumer Staples — 7.0%
Albertsons Cos	2,400	46
Altria Group Inc (C)	39,650	1,952

SEI Institutional Investments Trust / Annual Report / May 31, 2021	355

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Andersons lnc	1,600	$50
Archer-Daniels-Midland Co	11,948	795
B&G Foods lnc, CI A	971	30
BellRing Brands lnc, CI A *	700	20
Beyond Meat lnc *	1,228	179
BJ’s Wholesale Club Holdings Inc *	2,446	110
Boston Beer Co Inc/The, CI A *	227	240
Brown-Forman Corp, CI A	927	69
Brown-Forman Corp, Cl B	3,898	313
Bunge Ltd	2,905	252
Calavo Growers Inc	156	11
Cal-Maine Foods Inc	1,050	37
Campbell Soup Co	4,850	236
Casey’s General Stores Inc	593	131
Celsius Holdings Inc *	1,200	79
Central Garden & Pet Co, CI A *	1,300	66
Church & Dwight Co lnc	5,419	465
Clorox Co/The	2,964	524
Coca-Cola Co/The (C)	83,025	4,590
Coca-Cola Consolidated Inc	100	40
Colgate-Palmolive Co	17,936	1,503
Conagra Brands lnc	11,017	420
Constellation Brands lnc, CI A	3,513	842
Costco Wholesale Corp (C)	9,407	3,558
Coty lnc, CI A *	5,168	46
Darling lngredients lnc *	2,922	200
Edgewell Personal Care Co	566	26
Energizer Holdings lnc	1,760	81
Estee Lauder Cos lnc/The, CI A	5,034	1,543
Flowers Foods Inc	4,144	100
Freshpet lnc *	700	124
General Mills Inc	13,437	845
Grocery Outlet Holding Corp *	1,687	57
Hain Celestial Group Inc/The *	1,827	74
Herbalife Nutrition Ltd *	2,034	107
Hershey Co/The	3,189	552
Hormel Foods Corp	6,624	322
Hostess Brands Inc, CI A *	3,030	47
Ingredion Inc	1,568	149
Inter Parfums lnc	100	8
J & J Snack Foods Corp	153	27
J M Smucker Co/The	2,384	318
John B Sanfilippo & Son Inc	400	37
Kellogg Co	5,727	375
Keurig Dr Pepper lnc	10,673	394
Kimberly-Clark Corp	7,204	941
Kraft Heinz Co/The	13,439	586
Kroger Co/The	16,111	596
Lamb Weston Holdings lnc	3,381	279
Lancaster Colony Corp	464	87
McCormick & Co Inc/MD	5,534	493
Medifast lnc	246	82

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Molson Coors Beverage Co, CI B *	3,657	$213
Mondelez International lnc, CI A	29,245	1,858
Monster Beverage Corp *	7,850	740
National Beverage Corp	400	20
Nu Skin Enterprises Inc, CI A	857	52
PepsiCo Inc (C)	29,775	4,405
Performance Food Group Co *	2,578	129
Philip Morris International lnc (C)	33,408	3,221
Pilgrim’s Pride Corp *	1,222	29
Post Holdings Inc *	1,472	170
Primo Water	3,775	65
Procter & Gamble Co/The (C)	51,786	6,983
Reynolds Consumer Products Inc	1,100	33
Sanderson Farms lnc	505	82
Seaboard Corp	7	26
Simply Good Foods Co/The *	1,700	59
Spectrum Brands Holdings Inc	901	80
Sprouts Farmers Market lnc *	2,601	69
Sysco Corp	10,567	856
TreeHouse Foods Inc *	979	48
Tyson Foods lnc, CI A (C)	6,520	518
United Natural Foods Inc *	1,400	53
US Foods Holding Corp *	5,018	195
Vector Group Ltd	1,419	19
Walgreens Boots Alliance lnc	15,159	798
Walmart lnc (C)	29,607	4,205

		49,980

Energy — 7.3%
Antero Midstream Corp	13,197	127
Antero Resources Corp *	8,953	116
APA Corp	17,443	363
Arch Resources Inc *	1,100	63
Archrock Inc	7,507	69
Baker Hughes Co, CI A	32,202	786
Brigham Minerals lnc, CI A	1,317	24
Cabot Oil & Gas Corp, CI A	19,061	313
Cactus lnc, CI A	2,000	70
ChampionX Corp *	9,545	253
Cheniere Energy lnc *	10,728	911
Chevron Corp (C)	89,626	9,302
Cimarex Energy Co	4,271	289
Clean Energy Fuels Corp *	5,769	46
CNX Resources Corp *	9,533	130
ConocoPhillips (C)	62,843	3,503
Continental Resources Inc/OK	3,388	110
Delek US Holdings lnc	2,782	62
Devon Energy Corp	26,667	708
DHT Holdings lnc	2,900	19
Diamondback Energy lnc	7,152	573
DMC GIobal lnc *	900	48
Dorian LPG Ltd *	3,100	44
Dril-Quip Inc *	1,950	65

356	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EOG Resources Inc	27,362	$2,198
EQT Corp *	13,095	273
Equitrans Midstream Corp	17,676	146
Exxon Mobil Corp (C)	197,749	11,543
Frank’s International NV *	10,600	36
Frontline Ltd/Bermuda	6,114	52
Golar LNG Ltd *	4,523	57
Green Plains lnc *	1,500	48
Halliburton Co	41,475	931
Helix Energy Solutions Group Inc *	5,788	30
Helmerich & Payne Inc	5,212	147
Hess Corp	13,001	1,090
HollyFrontier Corp	6,953	226
Kinder Morgan Inc	88,537	1,624
Kosmos Energy Ltd *	23,716	75
Liberty Oilfield Services Inc, CI A *	4,026	60
Magnolia Oil & Gas Corp, CI A *	5,891	76
Marathon Oil Corp	36,422	441
Marathon Petroleum Corp (C)	30,311	1,873
Matador Resources Co	4,257	130
Murphy Oil Corp	6,543	142
NexTier Oilfield Solutions Inc *	8,900	38
Nordic American Tankers Ltd	4,800	17
NOV Inc *	18,996	306
Occidental Petroleum Corp	39,375	1,022
Oceaneering International Inc *	3,123	45
ONEOK Inc	20,593	1,086
Ovintiv lnc	11,783	314
Par Pacific Holdings Inc *	2,977	41
Patterson-UTI Energy lnc	9,465	79
PBF Energy lnc, CI A *	4,480	72
PDC Energy lnc	4,499	190
Phillips 66	20,289	1,709
Pioneer Natural Resources Co	9,405	1,431
ProPetro Holding Corp *	1,806	18
Range Resources Corp *	11,262	153
Renewable Energy Group Inc *	2,052	125
REX American Resources Corp *	293	28
Schlumberger NV	64,338	2,016
Scorpio Tankers Inc	2,441	55
SFL Corp Ltd	5,417	47
SM Energy Co	5,500	109
Southwestern Energy Co *	31,802	164
Targa Resources Corp	11,081	431
Tellurian Inc *	10,300	45
Transocean Ltd *(C)	25,434	96
US Silica Holdings Inc *	3,500	36
Valero Energy Corp (C)	18,752	1,508
Williams Cos Inc/The	56,623	1,491

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
World Fuel Services Corp	2,750	$84

		51,948

Health Care — 5.6%
10X Genomics lnc, CI A *	403	73
Abbott Laboratories	12,303	1,435
AbbVie Inc	12,340	1,397
ABIOMED Inc *	359	102
Acadia Healthcare Co Inc *	945	61
ACADIA Pharmaceuticals Inc *	900	20
Acceleron Pharma Inc *	400	52
Adaptive Biotechnologies Corp *	854	32
Agilent Technologies Inc	2,231	308
Agios Pharmaceuticals Inc *	700	39
Alexion Pharmaceuticals Inc *	1,652	292
Align Technology lnc *	564	333
Alkermes PLC *	89	2
Allscripts Healthcare Solutions Inc *	1,442	25
Alnylam Pharmaceuticals lnc *	951	135
Amedisys lnc *	200	52
AmerisourceBergen Corp, Cl A	791	91
Amgen Inc (C)	4,290	1,021
Amicus Therapeutics Inc *	2,511	23
AMN Healthcare Services Inc *	500	44
Amphastar Pharmaceuticals Inc *	1,407	27
ANI Pharmaceuticals lnc *	200	7
Anthem Inc	1,720	685
Arena Pharmaceuticals lnc *	893	55
Arrowhead Pharmaceuticals Inc *	822	60
Avanos Medical Inc *	842	34
Avantor Inc *	2,094	67
Baxter lnternational lnc (C)	3,620	297
Becton Dickinson and Co	2,143	518
Biogen Inc *	1,131	303
Biohaven Pharmaceutical Holding Co Ltd *	400	35
BioMarin Pharmaceutical Inc *	1,331	103
Bio-Rad Laboratories lnc, CI A *	167	101
Bio-Techne Corp	273	113
Bioxcel Therapeutics Inc *	900	30
Bluebird Bio Inc *	603	19
Blueprint Medicines Corp *	472	43
Boston Scientific Corp *	10,128	431
Bridgebio Pharma *	792	47
Bristol-Myers Squibb Co	16,416	1,079
Bruker Corp	876	61
Cantel Medical Corp *	396	32
Cardinal Health Inc	2,008	113
Cardiovascular Systems Inc *	244	10
CareDx Inc *	500	40
Catalent lnc *	1,241	130
Centene Corp *	3,828	282
Cerner Corp	2,323	182
Change Healthcare lnc *	1,000	23

SEI Institutional Investments Trust / Annual Report / May 31, 2021	357

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Charles River Laboratories International Inc *	461	$156
Chemed Corp	127	62
ChemoCentryx Inc *	700	7
Cigna Corp	2,439	631
CONMED Corp	400	55
Cooper Cos lnc/The	330	130
CorVel Corp *	200	25
Covetrus lnc *	1,565	43
CVS Health Corp	8,988	777
Danaher Corp	4,427	1,134
DaVita Inc *	511	61
Denali Therapeutics Inc *	600	38
DENTSPLY SIRONA Inc	1,474	99
Dexcom Inc *	676	250
Edwards Lifesciences Corp *	4,620	443
Elanco Animal Health Inc *	3,458	124
Eli Lilly & Co	5,900	1,178
Emergent BioSolutions Inc *	500	30
Enanta Pharmaceuticals Inc *	1,000	49
Encompass Health Corp	784	67
Ensign Group Inc/The	361	30
Envista Holdings Corp *	1,600	70
Exact Sciences Corp *	979	108
Exelixis Inc *	2,196	49
Fate Therapeutics Inc *	590	45
FibroGen Inc *	1,114	24
Genprex	3,900	15
Gilead Sciences Inc (C)	9,090	601
Global Blood Therapeutics Inc *	700	27
Globus Medical lnc, CI A *	700	50
Guardant Health Inc *	466	58
Haemonetics Corp *	567	32
Halozyme Therapeutics Inc *	1,232	51
HCA Healthcare lnc	1,781	383
Health Catalyst lnc *	877	47
HealthEquity lnc *	500	42
HealthStream Inc *	1,168	31
Henry Schein Inc *	936	71
Hill-Rom Holdings lnc	537	60
Hologic Inc *	2,040	129
Horizon Therapeutics Plc *	1,573	144
Humana Inc	933	408
iBio *	31,300	45
ICU Medical Inc *	126	26
IDEXX Laboratories Inc *	575	321
lllumina Inc *	1,188	482
Incyte Corp *	1,456	122
Insmed Inc *	745	18
Inspire Medical Systems Inc *	200	39
Insulet Corp *	413	111
Integer Holdings Corp *	400	36

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Integra LifeSciences Holdings Corp *	572	$39
Intuitive Surgical Inc *	854	719
Invitae Corp *	652	19
lonis Pharmaceuticals Inc *	1,024	38
lovance Biotherapeutics Inc *	1,181	22
lQVIA Holdings Inc *	1,456	350
iRhythm Technologies Inc *	200	15
Ironwood Pharmaceuticals lnc, CI A *	2,400	28
Jazz Pharmaceuticals PLC *	448	80
Johnson & Johnson (C)	18,575	3,144
Karuna Therapeutics Inc *	400	45
Kodiak Sciences Inc *	400	33
Laboratory Corp of America Holdings *	719	197
LHC Group Inc *	337	66
Ligand Pharmaceuticals lnc *	222	26
LivaNova PLC *	443	37
Luminex Corp	1,000	37
Masimo Corp *	428	92
McKesson Corp	993	191
Medpace Holdings Inc *	300	50
Medtronic PLC	9,379	1,187
Merck & Co Inc	18,359	1,393
Merit Medical Systems Inc *	500	30
Mesa Laboratories Inc	98	24
Mettler-Toledo International Inc *	170	221
Mirati Therapeutics Inc *	282	45
Moderna Inc *	1,801	333
ModivCare lnc *	195	29
Molina Healthcare lnc *	474	119
Natera Inc *	559	53
Nektar Therapeutics, CI A *	2,016	36
Neogen Corp *	441	41
NeoGenomics Inc *	778	32
Neurocrine Biosciences Inc *	770	74
Nevro Corp *	100	15
NextGen Healthcare lnc *	2,384	39
Novavax lnc *	479	71
Novocure Ltd *	712	145
NuVasive lnc *	400	27
Omnicell Inc *	550	76
Orthofix Medical lnc *	928	38
Pacific Biosciences of California Inc *	1,100	30
Pacira BioSciences Inc *	600	36
Patterson Cos Inc	678	22
Penumbra Inc *	195	49
PerkinElmer lnc	909	132
Perrigo Co PLC	429	20
Pflzer lnc	39,100	1,514
PPD Inc *	1,700	78
PRA Health Sciences Inc *	508	87
Premier lnc, CI A	500	16
PTC Therapeutics Inc *	600	24

358	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
QIAGEN NV *	2,182	$108
Quest Diagnostics Inc	831	109
Quidel Corp *	200	24
Regeneron Pharmaceuticals Inc *	742	373
Repligen Corp *	432	79
ResMed Inc	1,029	212
Royalty Pharma PLC, CI A	900	36
Sage Therapeutics Inc *	703	49
Sarepta Therapeutics Inc *	431	33
Scholar Rock Holding Corp *	800	21
Seagen Inc *	800	124
STAAR Surgical Co *	220	32
STERIS PLC	745	142
Stryker Corp	2,554	652
Supernus Pharmaceuticals Inc *	463	14
Syneos Health Inc, CI A *	327	29
Tandem Diabetes Care Inc *	400	34
Teladoc Health Inc *	808	122
Teleflex Inc	299	120
Tenet Healthcare Corp *	900	60
TG Therapeutics Inc *	1,265	44
Thermo Fisher Scientific Inc	2,950	1,385
Turning Point Therapeutics Inc *	400	26
Twist Bioscience Corp *	400	43
Ultragenyx Pharmaceutical Inc *	358	36
United Therapeutics Corp *	370	69
UnitedHealth Group Inc (C)	6,479	2,669
Universal Health Services Inc, Cl B	423	68
US Physical Therapy Inc	74	9
USANA Health Sciences Inc *	400	42
Veeva Systems Inc, CI A *	953	278
Vertex Pharmaceuticals Inc *	1,957	408
Viatris Inc, CI W *	7,258	111
Vir Biotechnology Inc *	600	25
Waters Corp *	470	151
West Pharmaceutical Services Inc	531	185
Xencor Inc *	1,342	52
Zimmer Biomet Holdings Inc	1,522	256
Zoetis Inc, CI A	3,535	625

		39,617

Information Technology — 1.9%
Accenture PLC, Cl A	1,343	379
ACI Worldwide Inc *	541	21
Adobe Inc *	1,022	516
Amdocs Ltd	747	58
ANSYS Inc *	146	49
Aspen Technology Inc *	424	58
Atlassian Corp PLC, CI A *	422	99
Autodesk Inc *	453	129
Automatic Data Processing Inc	1,050	206
Avalara Inc *	200	26
Black Knight Inc *	300	22

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Blackbaud Inc *	100	$7
Bottomline Technologies DE Inc *	683	26
Broadridge Financial Solutions Inc	300	48
Cadence Design Systems Inc *	859	109
Cass Information Systems Inc	700	32
CDK Global Inc	835	44
Citrix Systems Inc	200	23
Cloudflare Inc, CI A *	500	41
Cognizant Technology Solutions Corp, Cl A	1,295	93
Cognyte Software Ltd *	500	13
CommVault Systems Inc *	400	30
Coupa Software Inc *	169	40
Crowdstrike Holdings Inc, CI A *	422	94
Datadog Inc, CI A *	525	48
DocuSign Inc, CI A *	422	85
Ebix Inc	100	3
EPAM Systems Inc *	98	47
Euronet Worldwide Inc *	73	11
Fastly Inc, CI A *	400	19
Fidelity National Information Services Inc	1,356	202
Fiserv Inc *	1,298	150
Five9 Inc *	300	53
FleetCor Technologies Inc *	195	54
Fortinet Inc *	350	76
Gartner Inc *	337	78
Genpact Ltd	600	27
Global Payments Inc	781	151
Guidewire Software Inc *	400	39
HubSpot Inc *	100	50
International Business Machines Corp	2,272	327
Intuit Inc	689	303
Jack Henry & Associates Inc	349	54
Manhattan Associates Inc *	286	39
Mastercard Inc, CI A	2,201	794
Microsoft Corp (C)	17,843	4,455
MicroStrategy Inc, CI A *	95	45
MongoDB Inc, CI A *	100	29
NortonLifeLock Inc	1,294	36
Nuance Communications Inc *	1,074	57
Okta Inc, CI A *	253	56
Oracle Corp	4,311	339
PagerDuty Inc *	1,210	49
Palo Alto Networks Inc *	248	90
Paychex Inc	871	88
Paycom Software Inc*	49	16
PayPal Holdings Inc *	2,550	663
Pegasystems Inc	430	51
Proofpoint Inc *	100	17
PTC Inc *	500	67
QAD Inc, CI A	516	37
Qualys Inc *	146	14
RingCentral Inc, CI A *	100	26

SEI Institutional Investments Trust / Annual Report / May 31, 2021	359

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
salesforce.com Inc *	2,015	$480
ServiceNow Inc *	412	195
Slack Technologies Inc, CI A *	1,386	61
Splunk lnc *	373	45
Square lnc, CI A *	869	193
SS&C Technologies Holdings Inc	440	33
StoneCo Ltd, CI A *	500	33
Synopsys Inc *	255	65
Teradata Corp *	900	43
Trade Desk lnc/The, CI A *	84	49
Twilio Inc, CI A *	337	113
Verint Systems Inc *	500	23
Visa Inc, CI A	4,064	924
VMware lnc, CI A *	80	13
Vonage Holdings Corp *	4,049	56
Western Union Co/The	583	14
WEX Inc *	200	39
Workday lnc, CI A *	379	87
Zoom Video Communications Inc, CI A *	462	153
Zscaler Inc *	300	58

		13,585

Real Estate — 2.9%
Acadia Realty Trust ‡	573	12
Agree Realty Corp ‡	800	56
Alexander & Baldwin Inc ‡	2,232	43
Alexandria Real Estate Equities Inc ‡	1,618	288
American Assets Trust lnc ‡	165	6
American Campus Communities Inc ‡	2,331	110
American Homes 4 Rent, CI A ‡	4,475	170
American Tower Corp, CI A ‡	6,082	1,554
Americold Realty Trust ‡	2,783	106
Apartment Income REIT Corp ‡	2,115	99
Apartment Investment and Management Co, Cl A ‡	3,215	23
Apple Hospitality REIT Inc ‡	4,965	79
AvalonBay Communities Inc ‡	2,152	445
Boston Properties Inc ‡	2,126	250
Brandywine Realty Trust ‡	1,779	25
Brixmor Property Group Inc ‡	4,439	101
Brookfield Property REIT Inc, Cl A ‡	600	11
Camden Property Trust ‡	1,230	154
CareTrust REIT Inc ‡	2,100	49
CBRE Group Inc, CI A *	4,665	409
Colony Capital Inc ‡	1,134	8
Columbia Property Trust lnc ‡	372	7
CoreSite Realty Corp ‡	518	63
Corporate Office Properties Trust ‡	1,429	39
Cousins Properties Inc ‡	2,324	86
Crown Castle International Corp ‡	5,778	1,095
CubeSmart ‡	2,739	120
Cushman & Wakefield PLC *	1,464	28
CyrusOne Inc ‡	1,304	96

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Digital Realty Trust lnc ‡	3,934	$596
Douglas Emmett lnc ‡	2,384	83
Duke Realty Corp ‡	5,367	249
EastGroup Properties Inc ‡	660	104
Empire State Realty Trust lnc, CI A ‡	4,209	50
EPR Properties *‡	1,747	86
Equinix lnc ‡	1,296	955
Equity LifeStyle Properties Inc ‡	2,318	164
Equity Residential ‡	5,445	422
Essential Properties Realty Trust Inc ‡	1,598	41
Essex Property Trust Inc ‡	943	278
eXp World Holdings lnc *	1,500	48
Extra Space Storage Inc ‡	1,733	260
Federal Realty lnvestment Trust ‡	1,199	137
First lndustrial Realty Trust lnc ‡	2,252	114
Forestar Group Inc *	1,774	41
Four Corners Property Trust lnc ‡	1,856	52
Franklin Street Properties Corp ‡	7,900	41
Gaming and Leisure Properties Inc ‡	3,225	150
Getty Realty Corp ‡	1,100	34
Global Net Lease Inc ‡	1,453	28
Healthcare Realty Trust lnc ‡	2,139	65
Healthcare Trust of America Inc, Cl A ‡	3,702	101
Healthpeak Properties Inc ‡	8,075	270
Highwoods Properties Inc ‡	1,728	79
Host Hotels & Resorts Inc ‡	9,276	159
Howard Hughes Corp/The *	836	88
Hudson Paciflc Properties Inc ‡	2,073	60
Industrial Logistics Properties Trust ‡	1,400	35
Innovative Industrial Properties Inc, Cl A ‡	300	54
Invitation Homes lnc ‡	8,114	294
Iron Mountain Inc ‡	3,977	173
JBG SMITH Properties ‡	1,710	55
Jones Lang LaSalle lnc *	892	180
Kennedy-Wilson Holdings Inc	1,415	28
Kilroy Realty Corp ‡	1,520	107
Kimco Realty Corp ‡	5,688	121
Kite Realty Group Trust ‡	2,900	61
Lamar Advertising Co, CI A ‡	1,369	143
Lexington Realty Trust, Cl B ‡	4,731	59
Life Storage lnc ‡	843	84
LTC Properties Inc ‡	215	8
Macerich Co ‡	1,103	18
Mack-Cali Realty Corp ‡	2,576	44
Marcus & Millichap Inc *	600	24
Medical Properties Trust lnc ‡	6,699	142
Mid-America Apartment Communities Inc ‡	1,562	251
Monmouth Real Estate Investment Corp, CI A ‡	2,294	43
National Health lnvestors Inc ‡	759	50
National Retail Properties Inc ‡	2,695	125
National Storage Affiliates Trust ‡	1,557	72

360	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Newmark Group Inc, CI A	3,341	$43
Office Properties Income Trust ‡	446	13
Omega Healthcare lnvestors Inc ‡	3,239	119
Outfront Media Inc *‡	2,325	56
Paramount Group Inc ‡	1,593	17
Park Hotels & Resorts Inc *‡	3,709	77
Pebblebrook Hotel Trust ‡	2,447	55
Physicians Realty Trust ‡	2,813	51
Piedmont Office Realty Trust lnc, CI A ‡	34	1
PotlatchDeltic Corp ‡	1,721	104
Prologis lnc ‡	10,317	1,216
PS Business Parks Inc ‡	204	32
Public Storage ‡	2,000	565
QTS Realty Trust lnc, CI A ‡	398	25
Rayonier Inc ‡	2,527	97
Realty lncome Corp ‡	5,540	379
Redfin Corp *	1,258	74
Regency Centers Corp ‡	2,749	178
Retail Opportunity Investments Corp ‡	1,911	34
Retail Properties of America Inc, CI A ‡	2,210	27
Rexford lndustrial Realty lnc ‡	1,748	97
RLJ Lodging Trust ‡	3,871	59
Ryman Hospitality Properties Inc *‡	767	57
Sabra Health Care REIT Inc ‡	2,961	52
Saul Centers Inc ‡	866	38
SBA Communications Corp, CI A ‡	1,547	461
Service Properties Trust ‡	2,782	35
Simon Property Group Inc ‡	4,814	619
SITE Centers Corp ‡	165	2
SL Green Realty Corp ‡	1,429	113
Spirit Realty Capital lnc ‡	1,668	79
St Joe Co/The	1,158	54
STAG Industrial Inc ‡	2,718	97
STORE Capital Corp ‡	4,340	149
Sun Communities Inc ‡	1,474	247
Sunstone Hotel Investors Inc *‡	5,094	64
Terreno Realty Corp ‡	922	59
UDR Inc ‡	4,359	208
Uniti Group Inc ‡	3,838	42
Universal Health Realty Income Trust ‡	400	28
Urban Edge Properties ‡	2,552	49
Ventas lnc ‡	5,190	288
VEREIT Inc ‡	3,298	157
VICI Properties lnc ‡	6,663	207
Vornado Realty Trust ‡	2,517	119
Washington Real Estate Investment Trust ‡	522	12
Weingarten Realty lnvestors ‡	1,014	33
Welltower Inc ‡	6,014	450
Weyerhaeuser Co ‡	10,849	412
WP Carey Inc ‡	2,492	188

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xenia Hotels & Resorts Inc *‡	2,172	$42

		20,138

Utilities — 1.3%
AES Corp/The	6,544	166
Alliant Energy Corp	2,288	131
Ameren Corp	2,413	203
American Electric Power Co Inc	4,430	381
American States Water Co	500	40
American Water Works Co lnc	1,329	206
Atmos Energy Corp	951	94
Avangrid Inc	240	13
Avista Corp	400	18
Black Hills Corp	800	53
Brookfield Infrastructure Corp, Cl A	466	33
Brookfield Renewable Corp, Cl A	1,100	47
Brookfield Renewable Partners (D)	856	34
California Water Service Group	397	23
CenterPoint Energy lnc	5,906	149
Chesapeake Utilities Corp	100	12
Clearway Energy Inc, Cl C	1,281	34
CMS Energy Corp	2,157	135
Consolidated Edison Inc	3,084	238
Dominion Energy lnc	7,579	577
DTE Energy Co	1,841	254
Duke Energy Corp	6,537	655
Edison International	3,422	191
Entergy Corp	1,877	198
Essential Utilities Inc	1,937	93
Evergy Inc	2,036	126
Eversource Energy	3,327	270
Exelon Corp	8,560	386
FirstEnergy Corp	4,764	181
Hawaiian Electric Industries Inc	150	7
IDACORP Inc	190	19
MDU Resources Group Inc	2,408	81
Middlesex Water Co	600	52
National Fuel Gas Co	334	17
New Jersey Resources Corp	128	6
NextEra Energy lnc	18,713	1,370
NiSource Inc	3,419	87
NRG Energy lnc	1,683	54
OGE Energy Corp	1,585	55
ONE Gas Inc	406	30
Ormat Technologies Inc	275	19
PG&E Corp *	13,363	136
Pinnacle West Capital Corp	809	68
PNM Resources Inc	534	26
Portland General Electric Co	1,024	49
PPL Corp	6,252	182
Public Service Enterprise Group Inc	4,667	290
Sempra Energy	2,867	388
SJW Group	700	45

SEI Institutional Investments Trust / Annual Report / May 31, 2021	361

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Southern Co/The	9,740	$623
Southwest Gas Holdings lnc	224	15
Sunnova Energy lnternational lnc *	1,100	32
UGI Corp	1,563	72
Unitil Corp	500	27
Vistra Corp	5,774	93
WEC Energy Group Inc	2,694	253
Xcel Energy lnc	5,013	355

		9,392

Total Common Stock
(Cost $122,900) ($ Thousands)		200,121

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 11.3%

Communication Services — 1.0%
AT&T
3.500%, 09/15/2053 (E)	$450	428
2.750%, 06/01/2031	200	203
Baidu
3.425%, 04/07/2030	201	213
CCO Holdings LLC
5.000%, 02/01/2028 (E)	599	627
4.500%, 08/15/2030 (E)	54	55
4.500%, 06/01/2033 (E)	189	189
CSC Holdings LLC
6.750%, 11/15/2021	125	128
Globo Comunicacao e Participacoes
4.875%, 01/22/2030 (E)	415	422
Lumen Technologies
4.500%, 01/15/2029 (E)	513	496
Netflix
5.875%, 11/15/2028	687	831
Prosus
3.680%, 01/21/2030 (E)	479	509
Tencent Holdings MTN
3.240%, 06/03/2050 (E)	412	378
2.390%, 06/03/2030	200	197
1.810%, 01/26/2026 (E)	621	631
Time Warner Cable LLC
4.500%, 09/15/2042	245	264
T-Mobile USA
3.375%, 04/15/2029	63	64
2.875%, 02/15/2031	315	304
2.625%, 04/15/2026	161	164
2.625%, 02/15/2029	107	103
Weibo
3.375%, 07/08/2030	1,183	1,210

		7,416

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)

Consumer Discretionary — 1.4%
Advance Auto Parts
3.900%, 04/15/2030		$784	$864
Alibaba Group Holding
2.125%, 02/09/2031		1,023	991
Clarios Global
4.375%, 05/15/2026 (E)	EUR	161	203
Expedia Group
6.250%, 05/01/2025 (E)		$24	28
Harley-Davidson Financial Services
3.350%, 06/08/2025 (E)		1,246	1,330
InRetail Consumer
3.250%, 03/22/2028 (E)		270	259
Las Vegas Sands
3.200%, 08/08/2024		334	351
2.900%, 06/25/2025		572	597
Lear
3.500%, 05/30/2030		356	380
Levi Strauss
3.500%, 03/01/2031 (E)		339	334
Mattel
3.750%, 04/01/2029 (E)		291	298
3.375%, 04/01/2026 (E)		291	302
MDC Holdings
6.000%, 01/15/2043		190	241
MercadoLibre
2.375%, 01/14/2026		200	200
Newell Brands
4.875%, 06/01/2025		62	69
4.700%, 04/01/2026		250	281
Nissan Motor
4.345%, 09/17/2027 (E)		1,034	1,129
Ross Stores
4.700%, 04/15/2027		946	1,097
Royal Caribbean Cruises Ltd
11.500%, 06/01/2025 (E)		503	582
10.875%, 06/01/2023 (E)		279	320
Wynn Macau
5.625%, 08/26/2028 (E)		341	358

			10,214

Consumer Staples — 0.7%
Albertsons Cos
3.500%, 03/15/2029 (E)		351	337
Altria Group
4.800%, 02/14/2029		160	183
3.400%, 05/06/2030		850	888
BAT Capital
4.700%, 04/02/2027		545	614
2.726%, 03/25/2031		504	486
2.259%, 03/25/2028		1,268	1,248

362	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BRF GmbH
4.350%, 09/29/2026	$200	$209
Cencosud
5.150%, 02/12/2025	613	680
Kimberly-Clark de Mexico
2.431%, 07/01/2031 (E)	292	288
Natura Cosmeticos
4.125%, 05/03/2028 (E)	271	278
Spectrum Brands
5.750%, 07/15/2025	42	43
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (E)(F)	500	5

		5,259

Energy — 1.2%
BP Capital Markets America
2.939%, 06/04/2051	1,066	988
Cenovus Energy
5.375%, 07/15/2025	268	306
4.400%, 04/15/2029	1,448	1,610
4.250%, 04/15/2027	36	40
Chevron USA
5.250%, 11/15/2043	502	665
Enbridge Energy Partners
7.375%, 10/15/2045	587	890
Energy Transfer
6.250%, 04/15/2049	297	371
Eni
4.250%, 05/09/2029 (E)	950	1,070
Marathon Petroleum
6.500%, 03/01/2041	150	204
Oleoducto Central
4.000%, 07/14/2027 (E)	235	244
ONEOK
6.350%, 01/15/2031	124	157
5.200%, 07/15/2048	54	63
Petroleos Mexicanos
6.840%, 01/23/2030	198	205
Petroleos Mexicanos MTN
6.750%, 09/21/2047	410	362
Tengizchevroil Finance International
3.250%, 08/15/2030 (E)	255	260
TransCanada PipeLines
6.100%, 06/01/2040	778	1,038
Transocean Poseidon
6.875%, 02/01/2027 (E)	313	305

		8,778

Financials — 4.7%
ABN AMRO Bank
4.750%, 07/28/2025 (E)	200	225

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Aircastle
5.250%, 08/11/2025 (E)	$432	$481
5.000%, 04/01/2023	36	38
4.400%, 09/25/2023	428	459
4.250%, 06/15/2026	54	58
4.125%, 05/01/2024	172	183
2.850%, 01/26/2028 (E)	778	765
Alfa
5.250%, 03/25/2024 (E)	814	893
Alleghany
3.625%, 05/15/2030	894	977
American Express
3.584%, VAR ICE LIBOR USD 3 Month+3.428%(G)	56	56
3.469%, VAR ICE LIBOR USD 3 Month+3.285%(G)	500	498
Aviation Capital Group LLC
5.500%, 12/15/2024 (E)	432	487
4.875%, 10/01/2025 (E)	175	192
4.375%, 01/30/2024 (E)	152	163
4.125%, 08/01/2025 (E)	6	6
3.875%, 05/01/2023 (E)	376	394
3.500%, 11/01/2027 (E)	157	164
2.875%, 01/20/2022 (E)	72	73
1.950%, 01/30/2026 (E)	370	368
Banco de Credito del Peru MTN
3.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 07/01/2030 (E)	728	719
Banco Santander
5.179%, 11/19/2025	1,200	1,375
Bank of America MTN
3.124%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	1,225	1,247
BankofNewYork Mellon
4.700%,VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.358% (G)	192	209
BNP Paribas
2.871%, VAR United States Secured Overnight Financing Rate+1.387%, 04/19/2032 (E)	687	696
Capital One Financial
3.935%, VAR ICE LIBOR USD 3 Month+3.800% (G)	413	413
CDBL Funding 1 MTN
3.500%, 10/24/2027	520	549
Charles Schwab
5.375%,VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.971%(G)	397	438

SEI Institutional Investments Trust / Annual Report / May 31, 2021	363

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.168%(G)	$583	$606
CITIC MTN
2.850%, 02/25/2030	278	278
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+4.068%(G)	232	244
4.075%, VAR ICE LIBOR USD 3 Month+1.192%, 04/23/2029	288	325
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.597%(G)	348	355
3.980%, VAR ICE LIBOR USD 3 Month+1.338%, 03/20/2030	196	221
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.598%(E)(G)	200	221
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600%(G)	749	808
6.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.822%(E)(G)	300	328
4.194%, VAR United States Secured Overnight Financing Rate+3.730%, 04/01/2031 (E)	382	425
3.091%, VAR United States Secured Overnight Financing Rate+1.730%, 05/14/2032 (E)	670	681
Deutsche Bank NY
3.961%, VAR United States Secured Overnight Financing Rate+2.581%, 11/26/2025	295	320
2.129%, VAR United States Secured Overnight Financing Rate+1.870%, 11/24/2026	330	336
Discover Financial Services
6.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.783%(G)	1,248	1,404
Fifth Third Bancorp
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.215%(G)	236	257
Financiera de Desarrollo
2.400%, 09/28/2027 (E)	1,045	1,011
Goldman Sachs Group
2.615%, VAR United States Secured Overnight Financing Rate+1.281%, 04/22/2032	688	694
HSBC Holdings
4.292%, VAR ICE LIBOR USD 3 Month+1.348%, 09/12/2026	260	291

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HSBC Holdings PLC
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	$592	$658
Huarong Finance II MTN
5.500%, 01/16/2025	862	614
ING Groep
6.875%, VAR USD ICE Swap 11:00 NY 5 Yr+5.124%(G)	725	755
1.726%, VAR United States Secured Overnight Financing Rate+1.005%, 04/01/2027	1,031	1,044
JPMorgan Chase
3.976%, VAR ICE LIBOR USD 3 Month+3.800%(G)	243	243
3.656%, VAR ICE LIBOR USD 3 Month+3.470%(G)	291	290
3.522%, VAR ICE LIBOR USD 3 Month+3.320%(G)	145	144
2.580%, VAR United States Secured Overnight Financing Rate+1.250%, 04/22/2032	688	695
Morgan Stanley
3.794%, VAR ICE LIBOR USD 3 Month+3.610%(G)	70	70
Natwest Group
8.625%, VAR USD Swap Semi 30/360 5 Yr Curr+7.598%(G)	560	566
Navient MTN
7.250%, 01/25/2022	15	16
OEC Finance
7.125%cash/0% PIK, 12/26/2046 (E)	201	24
5.250%cash/0% PIK, 12/27/2033 (E)	192	23
Santander Holdings USA
4.400%, 07/13/2027	351	394
SLM
4.200%, 10/29/2025	677	718
Standard Chartered
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+6.301%(G)	385	402
1.696%, VAR ICE LIBOR USD 3 Month+1.510%(E)(G)	400	384
Standard Chartered MTN
4.300%, 02/19/2027 (E)	399	438
Truist Financial
5.100%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.349%(G)	792	885
UBS Group
7.125%, VAR USSW5YF+5.883%(G)	1,806	1,824
UniCredit
3.127%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.550%, 06/03/2032 (E)	350	349

364	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.569%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.300%, 09/22/2026 (E)	$476	$484
US Bancorp
5.300%, VAR ICE LIBOR USD 3 Month+2.914%(G)	408	460
Voya Financial
5.650%, VAR ICE LIBOR USD 3 Month+3.580%, 05/15/2053	258	274
Wells Fargo
3.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.453%(G)	306	314
2.188%, VAR United States Secured Overnight Financing Rate+2.000%, 04/30/2026	420	438

		33,437

Health Care – 0.2%
Baxalta
3.600%, 06/23/2022	222	228
Centene
4.250%, 12/15/2027	159	167
Cigna
4.375%, 10/15/2028	384	443
Jazz Securities DAC
4.375%, 01/15/2029 (E)	345	355

		1,193

Industrials – 0.9%
AerCap Ireland Capital DAC
6.500%, 07/15/2025	187	219
4.450%, 04/03/2026	156	171
Air Lease
3.625%, 04/01/2027	38	41
Air Lease MTN
2.875%, 01/15/2026	166	174
Allison Transmission
3.750%, 01/30/2031 (E)	521	500
Ardagh Metal Packaging Finance USA LLC
3.250%, 09/01/2028 (E)	437	436
Cemex
3.875%, 07/11/2031 (E)	500	503
Delta Air Lines/Skymiles LP
4.750%,10/20/2028 (E)	450	492
4.500%, 10/20/2025 (E)	388	419
Embraer Netherlands Finance BV
6.950%, 01/17/2028 (E)	242	275
5.400%, 02/01/2027	575	611
ENA Master Trust
4.000%, 05/19/2048 (E)	269	271

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
GE Capital European Funding Unlimited MTN
4.625%, 02/22/2027	EUR	100	$150
GFL Environmental
3.500%, 09/01/2028 (E)		$525	510
IHS Markit
4.750%, 08/01/2028		17	20
4.250%, 05/01/2029		116	132
Lima Metro Line 2 Finance
5.875%, 07/05/2034		244	282
4.350%, 04/05/2036 (E)		228	233
Odebrecht Holdco Finance
1.130%, 09/10/2058 (A)(E)		480	10
TransDigm
6.250%, 03/15/2026 (E)		448	473
Westinghouse Air Brake Technologies
3.200%, 06/15/2025		134	143

			6,065

Information Technology – 0.4%
Broadcom
5.000%, 04/15/2030		235	271
4.150%, 11/15/2030		818	896
4.110%, 09/15/2028		696	770
Broadcom Corp / Broadcom Cayman Finance Ltd
3.500%, 01/15/2028		169	182
Infor
1.750%, 07/15/2025 (E)		323	331
SK Hynix
2.375%, 01/19/2031 (E)		262	252

			2,702

Materials – 0.4%
Alpek
3.250%, 02/25/2031 (E)		462	461
Axalta Coating Systems LLC
3.375%, 02/15/2029 (E)		628	606
Braskem Netherlands Finance BV
4.500%, 01/31/2030 (E)		220	229
Indonesia Asahan Aluminium Persero
4.750%, 05/15/2025 (E)		330	363
Industrias Penoles
4.750%, 08/06/2050 (E)		287	300
INEOS Quattro Finance 2
2.500%, 01/15/2026 (E)	EUR	280	342
Inversiones CMPC
4.375%, 05/15/2023		$237	250
Suzano Austria GmbH
3.750%, 01/15/2031		163	169

SEI Institutional Investments Trust / Annual Report / May 31, 2021	365

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Volcan Cia Minera SAA
4.375%, 02/11/2026 (E)	$144	$140

		2,860

Real Estate — 0.1%
Host Hotels & Resorts
3.750%, 10/15/2023	13	14
Vornado Realty
2.150%, 06/01/2026	348	351

		365

Utilities — 0.3%
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (E)	297	305
Chile Electricity PEC
2.965%, 01/25/2028 (A)(E)	491	401
Comision Federal de Electricidad
3.348%, 02/09/2031 (E)	574	568
Enel Chile
4.875%, 06/12/2028	284	326
Terraform Global Operating LLC
6.125%, 03/01/2026 (E)	77	79
Vistra Operations LLC
4.375%, 05/01/2029 (E)	522	525

		2,204

Total Corporate Obligations
(Cost $79,180) ($ Thousands)		80,493

MORTGAGE-BACKED SECURITIES — 9.7%
Agency Mortgage-Backed Obligations — 2.3%
FHLMC REMIC, Ser 2016-4585, CI DS, lO
5.899%, VAR ICE LIBOR USD 1 Month+6.000%, 05/15/2046	955	233
FHLMC REMIC, Ser 2017-4693, CI SL, IO
6.049%, VAR ICE LIBOR USD 1 Month+6.150%, 06/15/2047	1,474	357
FHLMC REMIC, Ser 2017-4719, Cl JS, IO
6.049%, VAR ICE LIBOR USD 1 Month+6.150%, 09/15/2047	1,248	242
FHLMC REMIC, Ser 2017-4727, CI SA, IO
6.099%, VAR ICE LIBOR USD 1 Month+6.200%, 11/15/2047	1,533	335
FHLMC REMIC, Ser 2020-4954, CI SL, lO
5.958%, VAR ICE LIBOR USD 1 Month+6.050%, 02/25/2050	1,866	352
FHLMC REMIC, Ser 2020-4976, CI MI, lO
4.500%, 05/25/2050	2,775	489

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2020-4981, CI HS, lO
6.008%, VAR ICE LIBOR USD 1 Month+6.100%, 06/25/2050	$3,756	$673
FHLMC REMIC, Ser 2020-5015, CI BI, lO
4.000%, 09/25/2050	2,204	394
FNMA REMIC, Ser 2011-131, CI ST, lO
6.448%, VAR ICE LIBOR USD 1 Month+6.540%, 12/25/2041	687	147
FNMA REMIC, Ser 2014-17, CI SA, IO
5.958%, VAR ICE LIBOR USD 1 Month+6.050%, 04/25/2044	2,041	509
FNMA REMIC, Ser 2014-78, CI SE, IO
6.008%, VAR ICE LIBOR USD 1 Month+6.100%, 12/25/2044	1,127	225
FNMA REMIC, Ser 2016-77, CI DS, IO
5.908%, VAR ICE LIBOR USD 1 Month+6.000%, 10/25/2046	1,115	241
FNMA REMIC, Ser 2017-62, CI AS, IO
6.058%, VAR ICE LIBOR USD 1 Month+6.150%, 08/25/2047	1,405	296
FNMA REMIC, Ser 2017-81, CI SA, IO
6.108%, VAR ICE LIBOR USD 1 Month+6.200%, 10/25/2047	1,532	365
FNMA REMIC, Ser 2020-89, CI KI, lO
4.000%, 12/25/2050	4,667	758
FNMA TBA
2.500%, 06/01/2043	10,005	10,360
GNMA, Ser 2017-122, CI SA, lO
6.101%, VAR ICE LIBOR USD 1 Month+6.200%, 08/20/2047	1,101	245

		16,221

Non-Agency Mortgage-Backed Obligations — 7.4%
Alternative Loan Trust, Ser 2005-20CB, CI 3A6
5.500%, 07/25/2035	45	40
Alternative Loan Trust, Ser 2006-24CB, CI A16
5.750%, 08/25/2036	241	187
Alternative Loan Trust, Ser 2006-28CB, CI A14
6.250%, 10/25/2036	177	133
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	106	96
Ashford Hospitality Trust, Ser 2018-ASHF, CI A
1.001%, VAR ICE LIBOR USD 1 Month+0.900%, 04/15/2035 (E)	758	757
Ashford Hospitality Trust, Ser 2018-KEYS, CI A
1.101%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2035 (E)	1,000	1,000

366	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust, Ser 2013-WBRK, CI D
3.652%, 03/10/2037 (E)(H)	$395	$360
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, CI AF
1.101%, VAR ICE LIBOR USD 1 Month+1.000%, 11/15/2033 (E)	1,535	1,501
BBCMS Mortgage Trust, Ser 2020-BID, Cl A
2.241%, VAR ICE LIBOR USD 1 Month+2.140%, 10/15/2037 (E)	710	717
Bellemeade Re, Ser 2018-3A, Cl M1B
1.942%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2028 (E)	311	312
Bellemeade Re, Ser 2019-1A, Cl M1B
1.842%, VAR ICE LIBOR USD 1 Month+1.750%, 03/25/2029 (E)	720	720
Bellemeade Re, Ser 2019-2A, Cl M1C
2.092%, VAR ICE LIBOR USD 1 Month+2.000%, 04/25/2029 (E)	516	519
Bellemeade Re, Ser 2019-3A, Cl M1C
2.042%, VAR ICE LIBOR USD 1 Month+1.950%, 07/25/2029 (E)	366	366
Bellemeade Re, Ser 2019-3A, Cl M1B
1.692%, VAR ICE LIBOR USD 1 Month+1.600%, 07/25/2029 (E)	507	508
Bellemeade Re, Ser 2019-4A, Cl M1B
2.092%, VAR ICE LIBOR USD 1 Month+2.000%, 10/25/2029 (E)	730	730
Bellemeade Re, Ser 2020-2A, Cl M1B
3.292%, VAR ICE LIBOR USD 1 Month+3.200%, 08/26/2030 (E)	380	383
Bellemeade Re, Ser 2020-3A, Cl M1B
2.942%, VAR ICE LIBOR USD 1 Month+2.850%, 10/25/2030 (E)	240	244
Bellemeade Re, Ser 2020-4A, Cl M2A
2.692%, VAR ICE LIBOR USD 1 Month+2.600%, 06/25/2030 (E)	279	280
Bellemeade Re, Ser 2021-1A,CI M1C
2.960%, VAR SOFR30A+2.950%, 03/25/2031 (E)	378	397
BHMS, Ser 2018-ATLS, CI A
1.351%, VAR ICE LIBOR USD 1 Month+1.250%, 07/15/2035 (E)	762	762
BX Trust, Ser 2018-EXCL, CI A
1.189%, VAR ICE LIBOR USD 1 Month+1.088%, 09/15/2037 (E)	862	842
CFCRE Commercial Mortgage Trust, Ser 2016-C4, CI A4
3.283%, 05/10/2058	625	680
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, CI A
3.369%, 03/13/2035 (E)	285	296

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	$81	$55
CHL Mortgage Pass-Through Trust, Ser 2006-10, CI 1A8
6.000%, 05/25/2036	109	77
CHL Mortgage Pass-Through Trust, Ser 2006-13, CI 1A19
6.250%, 09/25/2036	58	39
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, CI D
4.418%, 04/10/2046 (E)(H)	250	254
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, CI A5
3.137%, 02/10/2048	779	835
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, CI A4
3.818%, 11/10/2048	390	432
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, CI A5
3.616%, 02/10/2049	950	1,046
Citigroup Commercial Mortgage Trust, Ser 2017-P8, CI AS
3.789%, 09/15/2050 (H)	392	434
CLNY Trust, Ser 2019-IKPR, CI D
2.126%, VAR ICE LIBOR USD 1 Month+2.025%, 11/15/2038 (E)	750	736
COMM Mortgage Trust, Ser 2010-C1, Cl D
5.792%, 07/10/2046 (E)(H)	690	703
COMM Mortgage Trust, Ser 2013-CR12, CI A4
4.046%, 10/10/2046	920	988
COMM Mortgage Trust, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (E)	358	360
COMM Mortgage Trust, Ser 2015-3BP, Cl A
3.178%, 02/10/2035 (E)	200	213
COMM Mortgage Trust, Ser 2015-CR24, CI A5
3.696%, 08/10/2048	490	540
COMM Mortgage Trust, Ser 2015-DC1, Cl A5
3.350%, 02/10/2048	700	756
Connecticut Avenue Securities Trust, Ser 2018-R07, CI 1M2
2.492%, VAR ICE LIBOR USD 1 Month+2.400%, 04/25/2031 (E)	200	201
Connecticut Avenue Securities Trust, Ser 2019-R02, CI 1M2
2.392%, VAR ICE LIBOR USD 1 Month+2.300%, 08/25/2031 (E)	132	133
Connecticut Avenue Securities Trust, Ser 2019-R03, CI 1M2
2.242%, VAR ICE LIBOR USD 1 Month+2.150%, 09/25/2031 (E)	65	65

SEI Institutional Investments Trust / Annual Report / May 31, 2021	367

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust, Ser 2019-R04, CI 2M2
2.192%, VAR ICE LIBOR USD 1 Month+2.100%, 06/25/2039 (E)	$174	$174
Connecticut Avenue Securities Trust, Ser 2019-R05, CI 1M2
2.092%, VAR ICE LIBOR USD 1 Month+2.000%, 07/25/2039 (E)	96	96
Connecticut Avenue Securities Trust, Ser 2019-R06, CI 2M2
2.192%, VAR ICE LIBOR USD 1 Month+2.100%, 09/25/2039 (E)	258	259
Connecticut Avenue Securities Trust, Ser 2020-R02, CI 2M2
2.092%, VAR ICE LIBOR USD 1 Month+2.000%, 01/25/2040 (E)	423	425
CSAIL Commercial Mortgage Trust, Ser 2015-C2, CI A4
3.504%, 06/15/2057	421	458
DBWF Mortgage Trust, Ser 2018-GLKS, Cl A
1.127%, VAR ICE LIBOR USD 1 Month+1.030%, 12/19/2030 (E)	798	799
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, CI A2
0.472%, VAR ICE LIBOR USD 1 Month+0.380%, 12/25/2036	162	77
Eagle Re, Ser 2020-1, CI M1A
0.992%, VAR ICE LIBOR USD 1 Month+0.900%, 01/25/2030 (E)	820	818
FHLMC Multifamily Structured Credit Risk, Ser 2021-MN1, CI M1
2.010%, VAR S0FR30A+2.000%, 01/25/2051 (E)	122	123
FHLMC STACR Trust, Ser 2019-DNA3, Cl M2
2.142%, VAR ICE LIBOR USD 1 Month+2.050%, 07/25/2049 (E)	56	57
FHLMC STACR Trust, Ser 2019-DNA4, Cl M2
2.042%, VAR ICE LIBOR USD 1 Month+1.950%, 10/25/2049 (E)	392	394
FHLMC STACR Trust, Ser 2019-FTR2, Cl M2
2.242%, VAR ICE LIBOR USD 1 Month+2.150%, 11/25/2048 (E)	403	402
FHLMC STACR Trust, Ser 2019-HQA3, Cl M2
1.942%, VAR ICE LIBOR USD 1 Month+1.850%, 09/25/2049 (E)	348	350
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA2, CI M2B
2.742%, VAR ICE LIBOR USD 1 Month+2.650%, 12/25/2029	630	642
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	46	32

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2014-C04, CI 1M2
4.992%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	$206	$213
FNMA Connecticut Avenue Securities, Ser 2015-C01, CI 2M2
4.642%, VAR ICE LIBOR USD 1 Month+4.550%, 02/25/2025	22	22
FNMA Connecticut Avenue Securities, Ser 2015-C02, CI 1M2
4.092%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	226	231
FNMA Connecticut Avenue Securities, Ser 2015-C02, CI 2M2
4.092%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	55	56
FNMA Connecticut Avenue Securities, Ser 2015-C03, CI 1M2
5.092%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	218	224
FNMA Connecticut Avenue Securities, Ser 2015-C03, CI 2M2
5.092%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	100	102
FNMA Connecticut Avenue Securities, Ser 2015-C04, CI 1M2
5.792%, VAR ICE LIBOR USD 1 Month+5.700%, 04/25/2028	99	105
FNMA Connecticut Avenue Securities, Ser 2016-C05, CI 2M2
4.542%, VAR ICE LIBOR USD 1 Month+4.450%, 01/25/2029	475	495
FNMA Connecticut Avenue Securities, Ser 2016-C06, CI 1M2
4.342%, VAR ICE LIBOR USD 1 Month+4.250%, 04/25/2029	188	196
FNMA Connecticut Avenue Securities, Ser 2017-C02, CI 2M2C
3.742%, VAR ICE LIBOR USD 1 Month+3.650%, 09/25/2029	698	722
FNMA Connecticut Avenue Securities, Ser 2017-C03, CI 1M2
3.092%, VAR ICE LIBOR USD 1 Month+3.000%, 10/25/2029	402	413
GS Mortgage Securities Trust, Ser 2011-GC5, CID
5.298%, 08/10/2044 (E)(H)	12	7
GS Mortgage Securities Trust, Ser 2013-G1, CI A2
3.557%, 04/10/2031 (E)(H)	1,485	1,448
GS Mortgage Securities Trust, Ser 2013-G1, CI A1
2.059%, 04/10/2031 (E)	47	48

368	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
4.988%, 01/10/2047 (E)(H)	$431	$110
GS Mortgage Securities Trust, Ser 2014-GC22, CI A5
3.862%, 06/10/2047	767	833
GS Mortgage Securities Trust, Ser 2019-BOCA, Cl A
1.301%, VAR ICE LIBOR USD 1 Month+1.200%, 06/15/2038 (E)	1,039	1,040
GS Mortgage Securities Trust, Ser 2019-SMP, CI A
1.251%, VAR ICE LIBOR USD 1 Month+1.150%, 08/15/2032 (E)	860	860
GS Mortgage Securities Trust, Ser 2021-1, CI AS
2.638%, 08/17/2026	23	23
GS Mortgage Securities Trust, Ser 2021-1, CI A1
1.433%, 08/17/2026	43	42
GS Mortgage Securities Trust, Ser 2021-1, CI A2
2.435%, 08/17/2026	86	88
HFX, Ser 2017-1A, CI A3
3.647%, 03/15/2035	800	828
Home Re, Ser 2020-1,CI M1B
3.342%, VAR ICE LIBOR USD 1 Month+3.250%, 10/25/2030 (E)	585	591
HomeBanc Mortgage Trust, Ser 2005-1, CI A1
0.592%, VAR ICE LIBOR USD 1 Month+0.500%, 03/25/2035	39	35
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, CI A5
3.775%, 08/15/2047	955	1,035
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, CI XA, l0
0.828%, 09/15/2047 (H)	15,959	363
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, CI A5
3.822%, 07/15/2048	485	535
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, CI A3
3.801%, 08/15/2048	845	930
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl AS
3.424%, 10/15/2045 (E)	1,200	1,233
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	900	973

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-NNN, Cl EFL
1.951%, VAR ICE LIBOR USD 1 Month+1.850%, 01/16/2037 (E)	$72	$71
JPMorgan Chase, Ser 2019-CL1, Cl M3
2.192%, VAR ICE LIBOR USD 1 Month+2.100%, 04/25/2047 (E)	138	139
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, CI AJ
5.452%, 09/15/2039 (H)	143	76
LSTAR Commercial Mortgage Trust, Ser 2016-4, CI A2
2.579%, 03/10/2049 (E)	561	569
Morgan Stanley Bank of America Merrill LynchTrust, Ser 2014-C16, CI A5
3.892%, 06/15/2047	950	1,027
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl SNMA
2.051%, VAR ICE LIBOR USD 1 Month+1.950%, 11/15/2026 (E)	102	90
Morgan Stanley Capital I Trust, Ser 2016-UB12, CI A4
3.596%,12/15/2049	755	828
Mortgage Insurance-Linked Notes, Ser 2019-1, CI M1
1.992%, VAR ICE LIBOR USD 1 Month+1.900%, 11/26/2029 (E)	378	378
Natixis Commercial Mortgage Securities Trust, Ser 2018-850T, CI A
0.884%, VAR ICE LIBOR USD 1 Month+0.784%, 07/15/2033 (E)	580	577
Natixis Commercial Mortgage Securities Trust, Ser 2019-MILE, CI A
1.601%, VAR ICE LIBOR USD 1 Month+1.500%, 07/15/2036 (E)	346	346
Oaktown Re V, Ser 2020-2A, CI M1B
3.692%, VAR ICE LIBOR USD 1 Month+3.600%, 10/25/2030 (E)	1,071	1,096
PMT Credit Risk Transfer Trust, Ser 2019-1R, CI A
2.090%, VAR ICE LIBOR USD 1 Month+2.000%, 03/27/2024 (E)	141	140
PMT Credit Risk Transfer Trust, Ser 2019-2R, CI A
2.840%, VAR ICE LIBOR USD 1 Month+2.750%, 05/27/2023 (E)	493	488
PMT Credit Risk Transfer Trust, Ser 2019-3R, CI A
2.790%, VAR ICE LIBOR USD 1 Month+2.700%, 10/27/2022 (E)	85	86

SEI Institutional Investments Trust / Annual Report / May 31, 2021	369

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
PMT Credit Risk Transfer Trust, Ser 2020-1R, CI A
2.440%, VAR ICE LIBOR USD 1 Month+2.350%, 02/27/2023 (E)	$268	$268
Radnor Re, Ser 2019-1, CI M1B
2.042%, VAR ICE LIBOR USD 1 Month+1.950%, 02/25/2029 (E)	404	406
Radnor Re, Ser 2019-2, CI M1B
1.842%, VAR ICE LIBOR USD 1 Month+1.750%, 06/25/2029 (E)	530	533
Radnor Re, Ser 2020-1, CI M1A
1.042%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2030 (E)	311	310
Radnor Re, Ser 2020-2, CI M1C
4.692%, VAR ICE LIBOR USD 1 Month+4.600%, 10/25/2030 (E)	426	433
STACR Trust, Ser 2018-DNA3, CI M2
2.192%, VAR ICE LIBOR USD 1 Month+2.100%, 09/25/2048 (E)	288	292
Starwood Retail Property Trust, Ser 2014-STAR, CI A
1.571%, VAR ICE LIBOR USD 1 Month+1.470%, 11/15/2027 (E)	1,081	797
Traingle Re, Ser 2020-1, CI M1B
3.992%, VAR ICE LIBOR USD 1 Month+3.900%, 10/25/2030 (E)	1,231	1,241
Traingle Re, Ser 2021-1, CI M1B
3.092%, VAR ICE LIBOR USD 1 Month+3.000%, 08/25/2033 (E)	368	371
UBS Commercial Mortgage Trust, Ser 2018-C1O, CI A4
4.313%, 05/15/2051	1,000	1,150
UBS Commercial Mortgage Trust, Ser 2018-C8. CI A4
3.983%, 02/15/2051	855	959
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, CI A5
2.850%, 12/10/2045	194	199
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, CI C
4.462%, 09/15/2048 (H)	217	202
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, CI C
4.316%, 11/15/2049 (H)	620	669
Wells Fargo Commercial Mortgage Trust, Ser 2018-C48, CI A5
4.302%, 01/15/2052	103	119
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, CI 1M2
5.342%, VAR ICE LIBOR USD 1 Month+5.250%, 11/25/2025 (E)	174	138

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, CI 2M2
5.592%, VAR ICE LIBOR USD 1 Month+5.500%, 11/25/2025 (E)	$50	$40

		52,642

Total Mortgage-Backed Securities (Cost $67,631) ($ Thousands)		68,863

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
FFCBA
0.440%, VAR US Treasury 3 Month Bill Money Market Yield+0.420%, 11/07/2022	1,200	1,207
0.390%, VAR United States Secured Overnight Financing Rate+0.380%, 05/08/2023	7,400	7,448
0.320%, VAR United States Secured Overnight Financing Rate+0.310%, 11/07/2022	2,500	2,510
0.290%, VAR US Treasury 3 Month Bill Money Market Yield+0.270%, 05/16/2022	3,000	3,007
0.145%, VAR United States Secured Overnight Financing Rate+0.135%, 11/06/2023	2,000	2,003
0.100%, VAR United States Secured Overnight Financing Rate+0.090%, 09/23/2022	500	501
FHLMCA
0.375%, 07/21/2025 (J)	1,400	1,386
0.350%, 01/27/2023	1,200	1,200
FHLMC MTNA
0.200%, VAR United States Secured Overnight Financing Rate+0.190%, 06/02/2022	1,000	1,002
0.140%, VAR United States Secured Overnight Financing Rate+0.130%, 08/05/2022	2,500	2,503

370	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FNMAA

0.625%, 04/22/2025 (J)	$1,300	$1,304
0.500%, 06/17/2025 (J)	1,500	1,495
0.400%, 07/20/2023	200	200
0.250%, 05/22/2023	1,500	1,503
0.250%, 07/10/2023 (J)	1,100	1,101
0.250%, 11/27/2023	100	100

Total U.S. Government Agency Obligations (Cost $28,396) ($Thousands)		28,470

ASSET-BACKED SECURITIES — 2.8%

Automotive — 0.6%

Avis Budget Rental Car Funding AESOP LLC, Ser 2016-1A, CI A
2.990%, 06/20/2022 (E)	73	73
Avis Budget Rental Car Funding AESOP LLC, Ser 2018-1A, CI A
3.700%, 09/20/2024 (E)	1,000	1,065
Avis Budget Rental Car Funding AESOP LLC, Ser 2018-2A, CI A
4.000%, 03/20/2025 (E)	1,100	1,195
Exeter Automobile Receivables Trust, Ser 2019-3A, CI B
2.580%, 08/15/2023 (E)	306	307
First Investors Auto Owner Trust, Ser 2020-1A, CI A
1.490%, 01/15/2025 (E)	251	253
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (E)	295	297
Ford Credit Auto Owner Trust, Ser 2021-1, CI D
2.310%, 10/17/2033 (E)	510	513
Hertz Vehicle Financing II, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (E)	38	38
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (E)	86	87
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (E)	138	139
Hertz Vehicle Financing II, Ser 2019-1A, Cl A
3.710%, 03/25/2023 (E)	109	110
Hertz Vehicle Financing II, Ser 2019-2A, Cl A
3.420%, 05/25/2025 (E)	68	69

		4,146

Credit Cards — 0.3%

Brex Commercial Charge Card Master Trust, Ser 2021-1, CI A
02.090%, 07/15/2024 (E)	373	374

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust, Ser 2018-B, CI M
3.810%, 07/15/2025	$715	$722
World Financial Network Credit Card Master Trust, Ser 2019-B, CI M
3.040%, 04/15/2026	830	850

		1,946

Other Asset-Backed Securities — 1.9%

Affirm Asset Securitization Trust, Ser 2020- A, CI A
2.100%, 02/18/2025 (E)	531	536
Affirm Asset Securitization Trust, Ser 2021- Z1, CI A
1.070%, 08/15/2025 (E)	373	373
AGL CLO 12, Ser 2021-12A, CI A1
1.290%, VAR ICE LIBOR USD 3
Month+1.160%, 07/20/2034 (E)	837	837
Balboa Bay Loan Funding, Ser 2021-1A, CI A
0.000%, VAR ICE LIBOR USD 3
Month+1.200%, 07/20/2034 (E)(I)	521	521
Ballyrock CLO 15, Ser 2021-1A, CI C
3.266%, VAR ICE LIBOR USD 3
Month+3.100%, 04/15/2034 (E)	500	499
Ballyrock CLO 16, Ser 2021-16A, CI A1
1.265%, VAR ICE LIBOR USD 3
Month+1.130%, 07/20/2034 (E)	1,054	1,054
Domino’s Pizza Master Issuer LLC, Ser 2021-1A, CI A2l
2.662%, 04/25/2051 (E)	395	402
Dryden 78 CLO, Ser 2020-78A, CI C
2.140%, VAR ICE LIBOR USD 3
Month+1.950%, 04/17/2033 (E)	660	664
Dryden 78 CLO, Ser 2020-78A, CI D
3.190%, VAR ICE LIBOR USD 3
Month+3.000%, 04/17/2033 (E)	340	343
Elevation CLO, Ser 2020-11A, CI C
2.384%, VAR ICE LIBOR USD 3
Month+2.200%, 04/15/2033 (E)	580	580
Elmwood CLO, Ser 2021-2A, CI D
0.000%, VAR ICE LIBOR USD 3
Month+2.950%, 07/20/2034 (E)(I)	509	509
Flatiron CLO 21, Ser 2021-1A, CI O
0.000%, VAR ICE LIBOR USD 3
Month+2.900%, 07/19/2034 (E)(I)	540	540
Goldentree Loan Management US CLO 7, Ser 2021-7A,CI AR
1.258%, VAR ICE LIBOR USD 3
Month+1.070%, 04/20/2034 (E)	553	553
Hardee’s Funding LLC, Ser 2018-1A, Cl A23
5.710%, 06/20/2048 (E)	377	423
Hardee’s Funding LLC, Ser 2020-1A, Cl A2
3.981%, 12/20/2050 (E)	265	280

SEI Institutional Investments Trust / Annual Report / May 31, 2021	371

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Invitation Homes Trust, Ser 2018-SFR2, Cl C
1.381%, VAR ICE LIBOR USD 1
Month+1.280%, 06/17/2037 (E)	$	197	$197
Invitation Homes Trust, Ser 2018-SFR3, Cl C
1.401%, VAR ICE LIBOR USD 1
Month+1.300%, 07/17/2037 (E)		378	378
Issuer LLC, Ser 2021-1, CI A2
3.734%, 07/30/2051 (E)		724	728
Kayne CLO 7, Ser 2020-7A, CI C
2.190%, VAR ICE LIBOR USD 3
Month+2.000%, 04/17/2033 (E)		300	302
Magnetite XXVI, Ser 2020-26A, CI A
1.934%, VAR ICE LIBOR USD 3
Month+1.750%, 07/15/2030 (E)		988	991
Marlette Funding Trust, Ser 2020-1A, Cl A
2.240%, 03/15/2030 (E)		38	38
Neighborly Issuer LLC, Ser 2021-1A, Cl A2
3.584%, 04/30/2051 (E)		280	286
Neuberger Berman Loan Advisers CLO 42, Ser 2021-42A, CI A
1.241%, VAR ICE LIBOR USD 3
Month+1.100%, 07/16/2035 (E)		984	984
OCP CLO, Ser 2021-18A, CI AR
1.250%, VAR ICE LIBOR USD 3
Month+1.090%, 07/20/2032 (E)		722	721
SoFi Consumer Loan Program LLC, Ser 2017-5, CI A2
2.780%, 09/25/2026 (E)		61	61
Upstart Securitization Trust, Ser 2020-3, CI A
1.702%, 11/20/2030 (E)		332	335
Voya CLO, Ser 2019-1A, CI DR
3.034%, VAR ICE LIBOR USD 3
Month+2.850%, 04/15/2031 (E)		265	267

			13,402

Total Asset-Backed Securities
(Cost $19,234) ($ Thousands)			19,494

SOVEREIGN DEBT — 0.8%

Canadian Government Real Return Bond
0.500%, 12/01/2050	CAD	1,451	1,296
Colombia Government International Bond
3.125%, 04/15/2031	$	213	206
Dominican Republic International Bond
4.875%, 09/23/2032 (E)		871	901
Egypt Government International Bond MTN
5.875%, 02/16/2031 (E)		682	671
Malaysia Government International Bond
3.882%, 03/10/2022	MYR	5,183	1,274

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Oman Government International Bond
6.250%, 01/25/2031 (E)	$229	$243
4.875%, 02/01/2025	340	355
Qatar Government International Bond
3.400%, 04/16/2025 (E)	294	320
Saudi Government International Bond MTN
2.900%, 10/22/2025 (E)	539	575

Total Sovereign Debt
(Cost $5,744) ($ Thousands)		5,841

MUNICIPAL BONDS — 0.3%

California — 0.1%
California State, Build America Bonds, GO
5.700%, 11/01/2021	620	633

New York — 0.1%
New York & New Jersey, Port Authority, Ser AAA, RB
1.086%, 07/01/2023	490	497
New York City, Ser D, GO
1.923%, 08/01/2031	530	517

		1,014

West Virginia — 0.1%
Tobacco Settlement Finance Authority, RB Callable 12/01/2030 @ 100
3.000%, 06/01/2035	580	589

Total Municipal Bonds
(Cost $2,233) ($ Thousands)		2,236

Total Investments in Securities — 113.2%
(Cost $705,834) ($ Thousands)		$804,749

	Shares
COMMON STOCK SOLD SHORT — (12.5)%

Communication Services — (0.6)%
Altice USA Inc, CI A *	(2,037)	(73)
Cable One Inc	(84)	(153)
Charter Communications Inc, CI A *	(1,209)	(840)
Comcast Corp, Cl A	(33,859)	(1,941)
Discovery Inc, CI C *	(800)	(24)
DISH Network Corp, CI A *	(1,752)	(76)
Interpublic Group of Cos Inc/The	(2,435)	(82)
Liberty Broadband Corp, CI A *	(342)	(55)
Liberty Broadband Corp, CI C *	(1,033)	(172)
Magnite lnc *	(500)	(15)
New York Times Co/The, CI A	(2,024)	(87)
News Corp	(732)	(19)
News Corp, Cl A	(4,639)	(125)

372	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Nexstar Media Group Inc, CI A	(146)	$(22)
Omnicom Group Inc	(659)	(54)
Sirius XM Holdings lnc	(12,800)	(80)
ViacomCBS Inc, Cl B	(5,342)	(227)

		(4,045)

Consumer Discretionary — (8.2)%
Acushnet Holdings Corp	(600)	(32)
Adient PLC *	(4,085)	(204)
Adtalem Global Education Inc *	(253)	(9)
Advance Auto Parts lnc	(371)	(70)
Amazon.com Inc *	(1,370)	(4,416)
American Axle & Manufacturing Holdings Inc *	(2,343)	(26)
Aptiv PLC *	(10,781)	(1,622)
Aramark	(4,013)	(150)
AutoZone lnc *	(117)	(165)
Best Buy Co Inc	(1,865)	(217)
Bloomin’ Brands lnc *	(1,700)	(50)
Booking Holdings lnc *	(617)	(1,457)
BorgWarner lnc	(9,666)	(496)
Boyd Gaming Corp *	(1,419)	(91)
Bright Horizons Family Solutions Inc *	(1,058)	(146)
Brinker lnternational Inc *	(759)	(47)
Brunswick Corp/DE	(2,075)	(212)
Burlington Stores lnc *	(537)	(174)
Caesars Entertainment lnc *	(2,669)	(287)
Callaway Golf Co	(2,690)	(99)
Capri Holdings Ltd *	(3,201)	(181)
CarMax Inc *	(1,312)	(151)
Carnival Corp, CI A *	(8,444)	(250)
Carter’s Inc	(994)	(102)
Carvana Co, CI A *	(412)	(109)
Cavco lndustries lnc *	(44)	(10)
Century Communities Inc	(959)	(78)
Chegg lnc *	(1,671)	(128)
Chipotle Mexican Grill Inc, CI A *	(414)	(568)
Choice Hotels lnternational lnc	(902)	(109)
Churchill Downs lnc	(773)	(154)
Cooper Tire & Rubber Co	(1,973)	(117)
Cracker Barrel Old Country Store Inc	(300)	(47)
Crocs Inc *	(1,497)	(152)
Dana Inc	(6,936)	(188)
Darden Restaurants lnc	(2,066)	(296)
Deckers Outdoor Corp *	(692)	(232)
Dollar General Corp	(1,840)	(373)
Dollar Tree Inc *	(1,327)	(129)
Domino’s Pizza Inc	(595)	(254)
Dorman Products lnc *	(1,180)	(121)
DR Horton Inc	(8,151)	(777)
eBay lnc	(4,779)	(291)
Etsy Inc *	(675)	(111)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Expedia Group Inc *	(1,765)	$(312)
Five Below lnc *	(200)	(37)
Floor & Decor Holdings Inc, CI A *	(828)	(81)
Foot Locker lnc	(1,000)	(63)
Ford Motor Co *	(158,757)	(2,307)
Fox Factory Holding Corp *	(1,500)	(233)
frontdoor lnc *	(100)	(5)
GameStop Corp, CI A *	(400)	(89)
Gap lnc/The	(1,700)	(57)
Garmin Ltd	(4,267)	(607)
General Motors Co *	(50,104)	(2,972)
Gentex Corp	(11,009)	(391)
Gentherm Inc *	(1,260)	(91)
Genuine Parts Co	(1,660)	(218)
G-III Apparel Group Ltd *	(700)	(23)
Goodyear Tire & Rubber Co/The *	(9,125)	(181)
GoPro Inc, CI A *	(1,851)	(21)
Grand Canyon Education Inc *	(455)	(41)
Grubhub lnc *	(268)	(16)
H&R BIock lnc	(803)	(20)
Hanesbrands lnc	(7,970)	(156)
Harley-Davidson Inc	(6,513)	(316)
Hasbro Inc	(3,461)	(332)
Helen of Troy Ltd *	(764)	(161)
Hilton Grand Vacations Inc *	(1,500)	(69)
Hilton Worldwide Holdings Inc *	(4,831)	(605)
Home Depot Inc/The	(7,342)	(2,341)
Installed Building Products Inc	(722)	(86)
iRobot Corp *	(553)	(54)
Jack in the Box lnc	(587)	(67)
Johnson Outdoors Inc, CI A	(195)	(24)
KB Home	(2,397)	(112)
Kohl’s Corp	(1,200)	(67)
Kontoor Brands Inc	(1,000)	(64)
L Brands Inc	(1,633)	(114)
Las Vegas Sands Corp *	(5,486)	(317)
Laureate Education lnc, CI A *	(900)	(13)
La-Z-Boy Inc, Cl Z	(359)	(15)
LCI Industries	(1,029)	(153)
Lear Corp	(2,489)	(481)
Leggett & Platt lnc	(4,001)	(220)
Lennar Corp, Cl A	(6,736)	(667)
Lennar Corp, Cl B	(500)	(39)
LGI Homes lnc *	(567)	(102)
Lithia Motors lnc, CI A	(200)	(70)
LKQ Corp *	(3,008)	(153)
Lowe’s Cos Inc	(5,235)	(1,020)
Lululemon Athletica Inc *	(2,748)	(888)
M/l Homes Inc *	(662)	(47)
Malibu Boats lnc, CI A *	(900)	(71)
Marriott International Inc/MD, CI A *	(4,261)	(612)
Marriott Vacations Worldwide Corp *	(634)	(109)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	373

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Mattel Inc *	(8,761)	$(186)
McDonald’s Corp	(11,693)	(2,735)
MDC Holdings Inc	(2,082)	(121)
Meritage Homes Corp *	(1,094)	(118)
MGM Resorts International	(7,338)	(315)
Mohawk lndustries lnc *	(1,415)	(298)
Motorcar Parts of America Inc *	(1,071)	(25)
Murphy USA Inc	(100)	(13)
Nautilus lnc *	(200)	(4)
Newell Brands Inc	(9,282)	(266)
NIKE Inc, CIB	(28,786)	(3,928)
Norwegian Cruise Line Holdings Ltd *	(4,886)	(156)
NVR Inc *	(93)	(454)
Ollie’s Bargain Outlet Holdings Inc *	(478)	(41)
O’Reilly Automotive lnc *	(452)	(242)
Papa John’s International lnc	(462)	(43)
Peloton Interactive Inc, CI A *	(5,757)	(635)
Penn National Gaming Inc *	(2,510)	(206)
Perdoceo Education Corp *	(634)	(8)
Planet Fitness Inc, CI A *	(1,519)	(120)
Polaris lnc	(1,467)	(192)
Pool Corp	(295)	(129)
PulteGroup Inc	(6,833)	(395)
Purple lnnovation Inc, CI A *	(300)	(9)
PVH Corp *	(1,808)	(208)
Qurate Retail Inc	(1,600)	(22)
Ralph Lauren Corp, CI A	(1,074)	(133)
RH *	(100)	(64)
Ross Stores lnc	(2,485)	(314)
Royal Caribbean Cruises Ltd *	(2,953)	(275)
Scientific Games Corp, CI A *	(1,038)	(75)
Service Corp International/US	(3,438)	(182)
Shake Shack lnc, CI A *	(400)	(38)
Six Flags Entertainment Corp *	(594)	(27)
Skechers USA Inc, CI A *	(3,768)	(179)
Skyline Champion Corp *	(750)	(38)
Smith & Wesson Brands lnc	(2,001)	(43)
Sonos lnc *	(2,304)	(85)
Standard Motor Products Inc	(1,909)	(86)
Starbucks Corp	(18,030)	(2,053)
Steven Madden Ltd	(2,000)	(83)
Stitch Fix Inc, CI A *	(400)	(21)
Stoneridge lnc *	(1,270)	(39)
Strategic Education Inc	(289)	(20)
Stride lnc *	(1,600)	(43)
Sturm Ruger & Co Inc	(301)	(24)
Tapestry lnc *	(6,123)	(275)
Target Corp	(3,841)	(872)
Taylor Morrison Home Corp, CI A *	(4,351)	(129)
Tempur Sealy lnternational Inc	(5,448)	(210)
Tenneco Inc, CI A *	(2,374)	(37)
Terminix Global Holdings Inc *	(2,290)	(113)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Tesla Inc *	(6,944)	$(4,341)
Texas Roadhouse Inc, CI A	(972)	(98)
Thor lndustries lnc	(2,058)	(253)
TJX Cos Inc/The	(7,959)	(538)
Toll Brothers Inc	(3,045)	(199)
Top Build Corp *	(1,043)	(207)
Tractor Supply Co	(660)	(120)
Travel + Leisure Co	(1,952)	(127)
Tri Pointe Homes lnc *	(3,344)	(81)
Tupperware Brands Corp *	(1,400)	(36)
Ulta Beauty lnc *	(315)	(109)
Under Armour lnc, CI A *	(3,608)	(81)
Under Armour lnc, CI C *	(5,441)	(104)
Vail Resorts Inc	(700)	(229)
VF Corp	(7,976)	(636)
Vista Outdoor lnc *	(1,960)	(85)
Visteon Corp *	(1,327)	(162)
Wayfair lnc, CI A *	(358)	(110)
Wendy’s Co/The	(3,372)	(78)
Whirlpool Corp	(1,594)	(378)
Williams-Sonoma Inc	(771)	(131)
Wingstop lnc	(500)	(71)
Winnebago lndustries lnc	(1,169)	(86)
Wolverine World Wide lnc	(1,654)	(60)
Workhorse Group Inc *	(3,900)	(37)
WW International lnc *	(1,300)	(51)
Wyndham Hotels & Resorts Inc	(2,366)	(178)
Wynn Resorts Ltd *	(1,664)	(219)
YETI Holdings Inc *	(1,719)	(151)
Yum China Holdings Inc	(5,941)	(402)
Yum! Brands lnc	(4,838)	(580)

		(58,473)

Information Technology — (2.2)%
Advanced Micro Devices Inc *	(4,532)	(363)
Amphenol Corp, CI A	(3,200)	(215)
Analog Devices Inc	(1,025)	(169)
Apple Inc	(37,423)	(4,663)
Applied Materials Inc	(3,522)	(486)
Arista Networks lnc *	(300)	(102)
Arrow Electronics Inc *	(898)	(108)
Broadcom Inc	(1,658)	(783)
CDW Corp/DE	(983)	(163)
Ciena Corp *	(900)	(48)
Cisco Systems Inc/Delaware	(17,887)	(946)
Cognex Corp	(900)	(71)
Corning Inc	(4,395)	(192)
Dell Technologies Inc, CI C *	(1,237)	(122)
Enphase Energy lnc *	(366)	(52)
Entegris lnc	(500)	(57)
ePIus Inc *	(100)	(9)
F5 Networks lnc *	(403)	(75)

374	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Fabrinet *	(510)	$(46)
Hewlett Packard Enterprise Co	(8,557)	(137)
HP Inc	(5,693)	(166)
ll-Vl lnc *	(418)	(28)
Intel Corp	(16,871)	(964)
Jabil Inc	(1,278)	(72)
Juniper Networks lnc	(566)	(15)
Keysight Technologies Inc *	(967)	(138)
KLA Corp	(741)	(235)
Lam Research Corp	(577)	(375)
Lumentum Holdings lnc *	(100)	(8)
Marvell Technology Inc	(3,633)	(175)
Microchip Technology lnc	(987)	(155)
Micron Technology lnc *	(4,777)	(402)
MKS Instruments Inc	(424)	(80)
Monolithic Power Systems Inc	(278)	(95)
Motorola Solutions lnc	(930)	(191)
NetApp Inc	(1,228)	(95)
Novanta Inc *	(100)	(14)
NVIDIA Corp	(2,232)	(1,450)
ON Semiconductor Corp *	(577)	(23)
PC Connection Inc	(100)	(5)
Pure Storage lnc, CI A *	(1,112)	(21)
Qorvo lnc *	(439)	(80)
QUALCOMM Inc	(4,796)	(645)
Skyworks Solutions Inc	(892)	(152)
SolarEdge Technologies Inc *	(193)	(50)
Super Micro Computer lnc *	(748)	(26)
SYNNEX Corp	(400)	(51)
Teradyne lnc	(903)	(120)
Texas lnstruments lnc	(4,287)	(814)
Trimble lnc *	(876)	(68)
Universal Display Corp	(146)	(32)
Western Digital Corp *	(1,310)	(99)
Xerox Holdings Corp	(1,000)	(23)
Xilinx lnc	(762)	(97)
Zebra Technologies Corp, CI A *	(186)	(92)

		(15,863)

Materials — (1.5)%
Air Products and Chemicals lnc	(2,299)	(689)
Albemarle Corp	(1,000)	(167)
Alcoa Corp *	(1,500)	(60)
Amcor PLC	(18,662)	(220)
Avery Dennison Corp	(839)	(185)
Axalta Coating Systems Ltd *	(773)	(25)
Ball Corp	(3,183)	(262)
Berry Global Group Inc *	(1,754)	(120)
Celanese Corp, CI A	(819)	(136)
CF Industries Holdings Inc	(559)	(30)
Chemours Co/The	(1,900)	(68)
Cleveland-Cliffs lnc *	(2,500)	(50)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Commercial Metals Co	(1,269)	$(40)
Corteva Inc	(6,911)	(314)
Crown Holdings Inc	(1,465)	(151)
Dow lnc	(6,829)	(467)
DuPont de Nemours Inc	(4,793)	(405)
Eastman Chemical Co	(1,240)	(156)
Ecolab Inc	(2,523)	(543)
Element Solutions Inc	(800)	(19)
FMC Corp	(1,643)	(192)
Freeport-McMoRan Inc, Cl B	(11,337)	(484)
Graphic Packaging Holding Co	(2,440)	(43)
Hecla Mining Co	(3,105)	(28)
Huntsman Corp	(1,269)	(36)
International Flavors & Fragrances Inc	(1,881)	(267)
International Paper Co	(4,162)	(263)
Linde PLC	(4,656)	(1,400)
Louisiana-Pacific Corp	(974)	(65)
LyondellBasell Industries NV, Cl A	(1,300)	(146)
Martin Marietta Materials Inc	(453)	(165)
Mosaic Co/The	(2,361)	(85)
Newmont Corp	(7,892)	(580)
Nucor Corp	(2,824)	(290)
Packaging Corp of America	(1,132)	(168)
PPG Industries lnc	(2,376)	(427)
Reliance Steel & Aluminum Co	(281)	(47)
RPM International Inc	(1,725)	(161)
Scotts Miracle-Gro Co/The, Cl A	(575)	(125)
Sealed Air Corp	(148)	(8)
Sherwin-Williams Co/The	(2,291)	(650)
Sonoco Products Co	(488)	(33)
Southern Copper Corp	(925)	(65)
Steel Dynamics lnc	(2,216)	(138)
United States Steel Corp	(900)	(23)
Vulcan Materials Co	(1,042)	(191)
Westrock Co	(2,906)	(169)

		(10,356)

Total Common Stock Sold Short
(Proceeds $66,842) ($ Thousands)		(88,737)

PREFERRED STOCK SOLD SHORT — 0.0% Consumer Discretionary — 0.0%
Qurate Retail lnc, 8.000%	(48)	(5)

Total Preferred Stock Sold Short
(Proceeds $3) ($ Thousands)		(5)

Total Investments Sold Short — (12.5)%
(Proceeds $66,845) ($ Thousands)		$(88,742)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	375

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Description	Contracts	Market Value ($ Thousands)
PURCHASED OPTIONS* — 0.3%
Total Purchased Options (K)
(Cost $834) ($ Thousands)	348	$1,887

WRITTEN OPTIONS* — (0.1)%
Total Written Options (K)
(Premiums Received $247) ($ Thousands)	(236)	$(651)

WRITTEN SWAPTION* — 0.0%
Total Written Swaption (L)
(Premiums Received $116) ($ Thousands)	(8,747,000)	$(111)

A list of the open exchange traded options contracts held by the Fund at May 31, 2021, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS *^— 0.3%

Put Options
July 2021, HG Copper	23	$41	$440.00	6/19/2021	$14
July 2021, Soybean Oil	25	10	61.00	6/19/2021	8
June 2021, Lean Hogs	35	20	96.00	6/19/2021	–

		71			22

Call Options
August 2021, Gold	12	104	1,700.00	7/17/2021	250
August 2021, Gold	19	208	1,800.00	7/17/2021	218
July 2021, Corn	62	215	320.00	6/19/2021	1,044
June 2021, LME Lead	90	131	2,050.00	6/19/2021	255
March 2022, Crude Oil	60	72	85.00	1/22/2022	75
September 2021, Silver	22	33	40.00	8/21/2021	23

		763			1,865

Total Purchased Options		$834			$1,887

WRITTEN OPTIONS *^— (0.1)%

Put Options
December 2021, Corn	(35)	$(52)	500.00	11/20/21	$(57)
July 2021, HG Copper	(46)	(30)	420.00	06/19/21	(9)
July 2021, Natural Gas	(4)	(7)	2.85	06/19/21	(2)
June 2021, Lean Hogs	(35)	(6)	86.00	06/19/21	–

		(95)			(68)

Call Options
July 2021, Natural Gas	(4)	(13)	2.85	06/19/21	(7)
July 2021, WTI Crude Oil	(30)	(98)	49.00	06/19/21	(537)
March 2022, Crude Oil	(60)	(26)	100.00	01/22/22	(28)

376	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN OPTIONS (continued)

September 2021, Silver	(22)	$(15)	$50.00	08/21/21	$(11)

		(152)			(583)

Total Written Options		$(247)			$(651)

† Represents cost.

A list of open OTC swaption contracts held by the Fund at May 31, 2021, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN SWAPTION *— 0.0%
Call Swaption
OPT-IRSLV5596880	Morgan Stanley	(8,747,000)	$0.02	08/21/2021	$(111)

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Brent Crude^	88	Aug-2021	$5,919	$6,014	$95
Coffee C^	29	Jul-2021	1,455	1,766	311
Copper^	57	Jul-2021	5,641	6,665	1,024
Corn^	153	Sep-2021	3,982	4,385	403
Corn^	15	Dec-2021	407	409	2
Corn^	5	Jul-2021	141	164	23
Cotton No. 2^	17	Jul-2021	709	698	(11)
Gasoline^	44	Jul-2021	3,930	3,949	19
Gasoline^	2	Jul-2021	171	180	9
Gold^	20	Aug-2021	3,722	3,811	89
Heating Oil^	15	Jul-2021	1,161	1,284	123
KC HRW Wheat^	20	Jul-2021	598	613	15
Lean Hogs^	34	Aug-2021	1,474	1,581	107
Lean Hogs^	15	Oct-2021	527	564	37
Lean Hogs^	6	Jul-2021	267	286	19
Live Cattle^	29	Jul-2021	1,385	1,344	(41)
LME Nickel^	11	Jul-2021	1,154	1,194	40
LME Nickel^	10	Dec-2021	1,032	1,089	57
LME Primary Aluminum^	15	Dec-2021	880	936	56
LME Primary Aluminum^	28	Jul-2021	1,686	1,731	45
Low Sulphur Gasoil^	27	Jul-2021	1,401	1,532	131
Natural Gas^	109	Oct-2021	3,499	3,357	(142)
Natural Gas^	29	Jul-2021	866	866	–
NY Harbor ULSD^	20	Jul-2021	1,691	1,712	21
Silver^	1	Oct-2021	126	140	14
Silver^	34	Jul-2021	4,610	4,762	152
Soybean^	38	Nov-2021	2,404	2,608	204
Soybean^	41	Jul-2021	2,902	3,138	236
Soybean Meal^	43	Jul-2021	1,734	1,701	(33)
Soybean Oil^	54	Jul-2021	1,674	2,132	458
Soybean Oil^	53	Dec-2021	1,415	1,870	455
Sugar No. 11^	81	Jul-2021	1,415	1,575	160

SEI Institutional Investments Trust / Annual Report / May 31, 2021	377

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	162	Sep-2021	$21,379	$21,374	$(5)
Wheat∧	57	Jul-2021	1,836	1,891	55
Wheat∧	1	Jul-2021	37	33	(4)
WTI Crude Oil∧	168	Jun-2021	10,404	11,142	738

			93,634	98,496	4,862

Short Contracts
Canadian 10-Year Bond	(49)	Sep-2021	$(5,839)	$(5,851)	$(17)
Corn∧	(28)	Jul-2021	(930)	(919)	11
Cotton No. 2∧	(15)	Jul-2021	(615)	(616)	(1)
Feeder Cattle∧	(23)	Aug-2021	(1,800)	(1,741)	59
KC HRW Wheat∧	(61)	Jul-2021	(1,922)	(1,870)	52
Live Cattle∧	(6)	Sep-2021	(293)	(285)	8
LME Lead∧	(49)	Jun-2021	(2,689)	(2,667)	22
LME Lead∧	(4)	Dec-2021	(224)	(221)	3
LME Zinc∧	(9)	Dec-2021	(682)	(692)	(10)
Low Sulphur Gasoil∧	(1)	Jul-2021	(56)	(57)	(1)
Low Sulphur Gasoil∧	(2)	Sep-2021	(106)	(114)	(8)
MSCI EAFE Index	(90)	Jun-2021	(9,920)	(10,524)	(604)
NYMEX Cocoa∧	(87)	Jul-2021	(2,097)	(2,098)	(1)
Palladium∧	(7)	Oct-2021	(2,028)	(1,981)	47
Platinum∧	(33)	Jul-2021	(2,012)	(1,951)	61
S&P 500 Index E-MINI	(97)	Jun-2021	(19,168)	(20,382)	(1,214)
Soybean Meal∧	(24)	Jul-2021	(925)	(949)	(24)
Sugar No. 11∧	(28)	Jul-2021	(543)	(544)	(1)
U.S. 2-Year Treasury Notes	(330)	Oct-2021	(72,808)	(72,842)	(34)
U.S. 5-Year Treasury Notes	(615)	Oct-2021	(76,085)	(76,169)	(84)
U.S. Ultra Long Treasury Bond	(29)	Sep-2021	(5,388)	(5,372)	16
Wheat∧	(20)	Dec-2021	(646)	(675)	(29)

			(206,776)	(208,520)	(1,749)

			$(113,142)	$(110,024)	$3,113

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	07/28/21	USD	3,571	RUB	265,306	$22
Bank of America	08/05/21	CHF	6,373	USD	6,992	(102)
Barclays PLC	06/04/21	AUD	8,849	USD	6,749	(73)
BNP Paribas	07/15/21	SEK	73,161	USD	8,584	(213)
BNP Paribas	07/16/21	USD	7,167	CAD	8,666	7
Brown Brothers Harriman	06/04/21	USD	125	AUD	162	—
Brown Brothers Harriman	06/04/21	AUD	188	USD	142	(2)
Brown Brothers Harriman	06/17/21	GBP	233	USD	320	(9)
Brown Brothers Harriman	08/03/21	EUR	1,366	USD	1,674	8
Citigroup	07/16/21	CAD	21,685	USD	17,323	(630)
HSBC	07/16/21	USD	638	CAD	772	—
Morgan Stanley	06/02/21	USD	4,260	BRL	23,350	212
Morgan Stanley	08/05/21	USD	7,000	CHF	6,372	93
Morgan Stanley	09/23/21	MYR	5,636	USD	1,363	(1)

378	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
RBS	06/02/21	BRL	22,965	USD	4,238	$(160)

						$(848)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2021, is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CBMX.BBB.577808	Sell	3.00%	Monthly	09/17/2058	(2,900)	$(286)	$(346)	$60
CDX.NAIGS.36V1-5Y	Buy	1.00%	Quarterly	06/20/2026	68,450	(1,677)	(1,429)	(248)
China	Buy	1.00%	Quarterly	06/20/2026	20,500	(644)	(673)	29
CMBX.BBB.577807	Buy	3.00%	Monthly	05/11/2063	1,400	393	379	14
Malaysia	Buy	1.00%	Quarterly	06/20/2026	36,970	(1,002)	(1,025)	23

						$(3,216)	$(3,094)	$(122)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3-MONTH SEK - STIBOR	-0.165%	Annually	08/30/2024	SEK	170,000	$(221)	$–	$(221)
1.9905	3-MONTH USD - LIBOR	Quarterly	04/21/2025	USD	2,040	(107)	–	(107)
2.4875%	3-MONTH USD - LIBOR	Quarterly	06/09/2025	USD	1,240	(90)	–	(90)
2.293%	3-MONTH USD - LIBOR	Quarterly	08/04/2025	USD	1,833	(121)	–	(121)
1.487	3-MONTH USD - LIBOR	Quarterly	10/04/2026	USD	7,010	(196)	–	(196)
1.66	3-MONTH USD - LIBOR	Quarterly	11/08/2026	USD	1,040	(39)	–	(39)
1.67	3-MONTH USD - LIBOR	Quarterly	11/09/2026	USD	1,230	(47)	–	(47)
2.44	3-MONTH USD - LIBOR	Quarterly	04/04/2027	USD	3,640	(290)	–	(290)
0.5575%	3-MONTH USD - LIBOR	Quarterly	06/05/2027	USD	15,050	473	–	473
2.3545	3-MONTH USD - LIBOR	Quarterly	07/12/2027	USD	720	(54)	–	(54)
2.1495%	3-MONTH USD - LIBOR	Quarterly	06/04/2029	USD	5,145	(306)	–	(306)
1.593%	3-MONTH USD - LIBOR	Quarterly	09/27/2029	USD	2,440	(33)	–	(33)
.6165%	USD/LIBOR/3M/T3750/0.00000	Quarterly	05/21/2031	USD	17,160	(120)	–	(120)
2.631%	3-MONTH USD - LIBOR	Quarterly	11/10/2035	USD	1,300	(136)	–	(136)
2.297	3-MONTH CAD - CDOR	Semi-Annually	03/03/2051	CAD	530	10	–	10
2.3325%	CAD/BA/3M/CDOR/0.00000	Semi-Annually	03/04/2051	CAD	1,590	19	–	19

						$(1,258)	$–	$(1,258)

A list of the open OTC swap agreements held by the Fund at May 31, 2021 is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	CMBX.NA.A.6 Index	Sell	2.00%	Monthly	05/11/2063	$(1,125)	$(99)	$(24)	$(75)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(778)	(219)	(50)	(169)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(217)	(61)	(13)	(48)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(565)	(158)	(40)	(118)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(172)	(48)	(20)	(28)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(29)	(8)	(2)	(6)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(162)	(46)	(10)	(36)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	379

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Continued)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	$(182)	$(51)	$(29)	$(22)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(254)	(71)	(41)	(30)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(16)	(4)	(2)	(2)
JPMorgan Chase	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(143)	(40)	(13)	(27)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(289)	(81)	(38)	(43)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(190)	(53)	(20)	(33)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(8)	(3)	(5)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	05/11/2063	(55)	(15)	(6)	(9)
Citibank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(29)	(8)	(4)	(4)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(965)	(271)	(138)	(133)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(243)	(68)	(35)	(33)
JPMorgan Chase	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(34)	(10)	(3)	(7)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(8)	(3)	(5)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(100)	(28)	(11)	(17)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(100)	(28)	(11)	(17)
Citibank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(4)	(1)	(1)	–
Citibank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(21)	(6)	(3)	(3)
Citibank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(29)	(8)	(4)	(4)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(750)	(211)	(58)	(153)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(166)	(47)	(14)	(33)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(14)	(4)	(1)	(3)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(8)	(2)	(6)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(163)	(46)	(24)	(22)
Citibank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(15)	(4)	(1)	(3)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(185)	(52)	(22)	(30)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(32)	(9)	(4)	(5)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(46)	(13)	(6)	(7)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(33)	(9)	(4)	(5)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(35)	(10)	(3)	(7)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(90)	(25)	(10)	(15)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(65)	(18)	(7)	(11)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(45)	(13)	(5)	(8)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(19)	(5)	(2)	(3)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(64)	(18)	(7)	(11)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(29)	(8)	(4)	(4)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(535)	(150)	(63)	(87)
Credit Suisse	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(108)	(30)	(13)	(17)
Credit Suisse	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(4)	(1)	(1)	–
Goldman Sachs	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(20)	(6)	(3)	(3)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(91)	(25)	(11)	(14)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(7)	(2)	(1)	(1)
Citibank	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(90)	(26)	(10)	(16)
Morgan Stanley	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	531	52	108	(56)
Morgan Stanley	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	266	26	51	(25)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	531	52	106	(54)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	2,255	221	455	(234)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,127	111	223	(112)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	57	5	11	(6)
Citibank	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	509	50	39	11
Citibank	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	1,018	100	71	29
Citibank	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	1,255	123	85	38
Citibank	CMBX.NA.BBB-.9 Index	Buy	3.00%	Quarterly	09/17/2058	264	25	17	8
Citibank	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	251	25	17	8
Citibank	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	1,018	100	74	26
Citibank	CMBX.NA.BBB-.9 Index	Buy	3.00%	Quarterly	09/17/2058	265	25	17	8
Goldman Sachs	CMBX-BBB-557874	Buy	3.00%	Monthly	09/17/2058	498	49	86	(37)

380	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citibank	CMBX-BBB-560152	Buy	3.00%	Monthly	09/17/2058	$532	$52	$107	$(55)
Citibank	CMBX-BBB-561625	Buy	3.00%	Monthly	09/17/2058	55	5	11	(6)
JPMorgan Chase	CMBX-BBB-562055	Buy	3.00%	Monthly	09/17/2058	232	23	47	(24)

							$(1,094)	$725	$(1,819)

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	iBoxx Liquid High Yield Index	INDEX RETURN	3-MONTH USD - LIBOR	Quarterly	06/20/2021	USD	15,331	$(320)	$8	$(328)
Barclays PLC	iBoxx Liquid High Yield Index	3-MONTH USD - LIBOR	INDEX RETURN	Annually	06/20/2021	USD	(2,791)	44	–	44
Macquarie Bank	Bloomberg Commodity Index^	US T-BILL HIGH DISCOUNT RATE + 9 BPS	INDEX RETURN	Monthly	06/16/2021	USD	(9,884)	(35)	–	(35)
Merrill Lynch	Bloomberg Commodity Index^	US T-BILL HIGH DISCOUNT RATE + 11 BPS	INDEX RETURN	Monthly	06/16/2021	USD	(14,391)	(51)	–	(51)
Merrill Lynch	Bloomberg Commodity Index^	US T-BILL HIGH DISCOUNT RATE + 12 BPS	INDEX RETURN	Monthly	06/16/2021	USD	(2,035)	(2)	–	(2)
Societe Generale	Bloomberg Commodity Index^	US T-BILL HIGH DISCOUNT RATE + 11 BPS	INDEX RETURN	Monthly	06/16/2021	USD	(8,810)	(31)	–	(31)
Societe Generale	Bloomberg Commodity Index^	US T-BILL HIGH DISCOUNT RATE + 14 BPS	INDEX RETURN	Monthly	06/16/2021	USD	(2,217)	(3)	–	(3)

								$(398)	$8	$(406)

As of May 31, 2021, the Reverse Repurchase Agreements held by the Fund are listed below:

Principal Amount ($ Thousands)	Counterparty	Rate	Maturity	Value ($ Thousands)
$(18,232)	Chase Securities	0.17%	Open Ended	$(18,232)
(6,747)	Chase Securities	0.12%	Open Ended	(6,747)
(4,558)	Chase Securities	0.07%	Open Ended	(4,558)
(25,715)	HSBC	0.15%	Open Ended	(25,715)
(22,363)	HSBC	0.11%	Open Ended	(22,363)
(16,406)	HSBC	0.08%	Open Ended	(16,406)
(13,035)	HSBC	0.07%	Open Ended	(13,035)
(51,310)	HSBC	0.04%	Open Ended	(51,310)

				$(158,366)

Percentages are based on Net Assets of $711,205 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
^	Security, or a portion thereof, is held by the MARR Commodity Strategy Subsidiary, Ltd. as of May 31, 2021.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Security, or a portion thereof, has been pledged as collateral on open reverse repurchase agreements.
(C)	Security, or portion thereof, has been pledged as collateral on securities sold short.
(D)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $34 ($ Thousands), or 0.0% of the Net Assets of the Fund (See Note 2).
(E)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2021, the value of these securities amounted to $83,428 ($ Thousands), representing 11.7% of the Net Assets of the Fund.

(F)	Security is in default on interest payment.
(G)	Perpetual security with no stated maturity date.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(I)	No rate available.
(J)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(K)	Refer to table below for details on Options Contracts.
(L)	Refer to table below for details on Swaption Contracts.

AUD — Australian Dollar

BPS — Basis Points

BRL — Brazilian Real

CAD — Canadian Dollar

CDOR — Canadian Dollar Offered Rate

CHF — Swiss Franc

Cl — Class

CLO — Collateralized Loan Obligation

CMBX — Commercial Mortgage-Backed Index

DAC — Designated Activity Company

EAFE — Europe, Australasia and Far East

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLMC — Federal Home Loan Mortgage Corporation

SEI Institutional Investments Trust / Annual Report / May 31, 2021	381

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Multi-Asset Real Return Fund (Concluded)

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GBP — British Pound

GO — Government Obligation

HRW — Hard Red Winter

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LME — London Metal Exchange

Ltd — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MYR — Malaysian Ringgit

NYMEX — New York Mercantile Exchange

OTC — Over The Counter

PLC — Public Limited Company

RB — Revenue Bond

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

S&P — Standard & Poor’s

SEK — Swedish Krona

Ser — Series

STACR — Structured Agency Credit Risk

STIBOR — Stockholm Interbank Offered Rate

TBA — To Be Announced

ULSD — Ultra-Low Sulfur Diesel

USD — U.S. Dollar

VAR — Variable Rate

WTI — West Texas Intermediate

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	399,231	–	399,231
Common Stock	200,121	–	–	200,121
Corporate Obligations	–	80,493	–	80,493
Mortgage-Backed Securities	–	68,863	–	68,863
U.S. Government Agency Obligations	–	28,470	–	28,470
Asset-Backed Securities	–	19,494	–	19,494
Sovereign Debt	–	5,841	–	5,841
Municipal Bonds	–	2,236	–	2,236

Total Investments in Securities	200,121	604,628	–	804,749

Securities Sold Short
Common Stock	(88,737)	–	–	(88,737)
Preferred Stock	(5)	–	–	(5)

Total Securities Sold Short	(88,742)	–	–	(88,742)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	1,887	–	–	1,887
Written Options	(651)	–	–	(651)
Written Swaption	–	(111)	–	(111)
Futures Contracts*
Unrealized Appreciation	5,377	–	–	5,377
Unrealized Depreciation	(2,264)	–	–	(2,264)
Forwards Contracts*
Unrealized Appreciation	–	342	–	342
Unrealized Depreciation	–	(1,190)	–	(1,190)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	126	–	126
Unrealized Depreciation	–	(248)	–	(248)
Interest Rate Swaps*
Unrealized Appreciation	–	502	–	502
Unrealized Depreciation	–	(1,760)	–	(1,760)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	–	128	–	128
Unrealized Depreciation	–	(1,947)	–	(1,947)
Total Return Swaps*
Unrealized Appreciation	–	44	–	44
Unrealized Depreciation	–	(450)	–	(450)
Reverse Repurchase Agreements	–	(158,366)	–	(158,366)

Total Other Financial Instruments	4,349	(162,930)	–	(158,581)

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

382	SEI Institutional Investments Trust / Annual Report / May 31, 2021

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2021

	Large Cap Fund	Large Cap Disciplined Equity Fund
Assets:
Investments, at value †	$1,074,105*	$1,564,195*
Affiliated investments, at value ††	23,341	81,714
Cash and cash equivalents	8	49,003
Cash pledged as collateral on futures contracts	802	2,178
Receivable for fund shares sold	434	1,646
Receivable for investment securities sold	23,561	47,284
Dividends and interest receivable	1,891	2,248
Foreign tax reclaim receivable	14	4
Receivable for variation margin on futures contracts	13	48
Prepaid expenses	6	8
Total Assets	1,124,175	1,748,328
Liabilities:
Payable upon return on securities loaned	623	–
Payable for investment securities purchased	23,983	50,502
Payable for fund shares redeemed	2,060	27,911
Swap contracts, at value ††††	–	834
Payable to custodian	–	–
Payable for variation margin on futures contracts	–	–
Investment advisory fees payable	149	216
Trustees fees payable	5	8
CCO fees payable	2	3
Accrued expense payable	33	50
Total Liabilities	26,855	79,524
Net Assets	$1,097,320	$1,668,804
† Cost of investments	$704,715	$1,114,033
†† Cost of affiliated investments	23,339	81,714
†††† Cost (Premiums received)	–	–
* Includes market value of securities on loan	603	–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$638,902	$1,038,942
Total distributable earnings	458,418	629,862
Net Assets	$1,097,320	$1,668,804
Net Asset Value, Offering and Redemption Price Per Share — Class A	$18.68	$12.65
	($1,097,320,325 ÷	($1,668,803,987 ÷
	58,745,115 shares)	131,871,240 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

384	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund		Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund

$ 2,289,639*	$6,172,731*	$1,745,592*	$283,950*		$502,221*	$1,140,900*	$1,056,166
13,024	78,454	100,051	15,055		41,556	95,412	–
14	42	6	1		4	18	–
387	4,125	423	26		1,183	449	–
707	12,743	10,073	14		36	1,525	11,804
14,020	56,478	–	441		21,192	12,879	7,014
2,791	8,072	944	175		379	973	1,409
5	26	–	–		–	7	9
6	64	3	–		–	3	–
12	30	9	1		2	6	5
2,320,605	6,332,765	1,857,101	299,663		566,573	1,252,172	1,076,407

10,178	14,423	90,823	10,117		31,943	65,118	–
–	–	–	609		2,312	2,041	–
12,407	65,696	10,829	1,604		22,496	11,442	4,482
–	–	–	–		–	–	–
–	–	2	–		–	–	3,743
–	–	5	1		24	5	4
20	53	44	102		183	392	–
11	30	8	1		2	6	5
5	12	3	1		1	2	2
283	571	227	8		15	36	26
22,904	80,785	101,941	12,443		56,976	79,042	8,262
$ 2,297,701	$6,251,980	$1,755,160	$287,220		$509,597	$1,173,130	$1,068,145
$ 614,248	$2,929,516	$1,020,752	$214,616		$369,802	$798,439	$748,985
12,713	78,459	99,300	15,053		41,548	95,404	–
–	–	–	–		–	–	–
9,905	14,022	87,914	9,822		28,090	63,305	–

$ 589,427	$3,039,450	$886,525	$176,002		$325,599	$691,993	$656,883
1,708,274	3,212,530	868,635	111,218		183,998	481,137	411,262
$ 2,297,701	$6,251,980	$1,755,160	$287,220		$509,597	$1,173,130	$1,068,145
$226.91	$21.82	$22.89	$18.54		$15.16	$14.11	$15.37
($2,297,700,759 ÷	($6,251,980,355 ÷	($1,755,160,427 ÷	($287,220,049 ÷		($509,597,282 ÷	($1,173,129,718 ÷	($1,068,144,849 ÷
10,126,197 shares)	286,478,987 shares)	76,673,906 shares)	15,488,976 shares	)	33,611,784 shares)	83,115,563 shares)	69,476,741 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	385

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2021

	U.S. Managed Volatility Fund		Global Managed Volatility Fund
Assets:
Investments, at value †	$1,099,947	*	$2,671,189	*
Affiliated investments, at value ††	52,861		21,842
Repurchase agreements†	–		–
Cash and cash equivalents	–		6,284
Restricted cash	–		–
Cash pledged as collateral on swap contracts	–		–
Cash pledged as collateral on futures contracts	726		18
Cash pledged as collateral on forward foreign currency contracts	–		–
Foreign currency, at value †††	926		10,848
Receivable for fund shares sold	1,057		439
Dividends and interest receivable	2,653		9,603
Receivable for investment securities sold	384		53,257
Foreign tax reclaim receivable	16		4,413
Receivable for variation margin on futures contracts	15		3
Unrealized gain on forward foreign currency contracts	–		2,280
Unrealized gain on foreign spot currency contracts	–		93
Options purchased, at value †††††	–		–
Swaptions purchased, at value ††††† †	–		–
Receivable for variation margin on swap contracts	–		–
Due from broker	–		–
Prepaid expenses	7		16
Total Assets	1,158,592		2,780,285
Liabilities:
Payable upon return on securities loaned	32,352		21,844
Payable for fund shares redeemed	10,435		33,418
Payable for investment securities purchased	–		–
Income distribution payable	–		–
Options written, at value †††††	–		–
Swaptions written, at value ††††† †	–		–
Payable to custodian	–		–
Payable for variation margin on swap contracts	–		–
Payable for variation margin on futures contracts	–		7
Unrealized loss on foreign currency spot contracts	–		2
Unrealized loss on forward foreign currency contracts	–		1,872
Investment advisory fees payable	173		517
Trustees fees payable	5		13
CCO fees payable	2		5
Unfunded bank loans	–		–
Due to broker	–		–
Accrued expense payable	34		88
Accrued foreign capital gains tax on appreciated securities	–		–
Total Liabilities	43,001		57,766
Net Assets	$1,115,591		$2,722,519
† Cost of investments	$801,600		$2,302,440
†† Cost of affiliated investments	52,859		21,841
††† Cost of foreign currency	916		10,710
††††† Cost (Premiums received)	–		–
†††††† Cost (Premiums received)	–		–
* Includes market value of securities on loan	31,723		20,660
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$713,057		$2,167,874
Total distributable earnings (loss)	402,534		554,645
Net Assets	$1,115,591		$2,722,519
Net Asset Value, Offering and Redemption Price Per Share — Class A	$15.29		$13.21
	($1,115,590,674 ÷		($2,722,519,138 ÷
	72,962,998 shares)		206,166,281 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

386	SEI Institutional Investments Trust / Annual Report / May 31, 2021

World Equity Ex-US Fund	Screened World Equity Ex-US Fund	World Select Equity Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$ 9,843,684*	$ 130,842	$ 343,349	$ 1,292,173	$ 908,967	$ 9,337,876*	$ 2,794,512
488,473	2,266	4,159	63,747	84,979	1,430,238	74,591
–	–	–	–	200	–	–
163,105	2,367	7,553	17,670	1,347	4,401	1,081
–	–	–	–	–	–	8,037
–	–	–	–	–	12,935	–
23,959	159	5,709	4,793	518	12,146	–
921	–	–	–	–	–	–
45,936	635	1,317	7,583	–	2,717	17
60,939	193	–	1,016	1,326	59,812	4,482
35,739	364	1,338	4,145	2,516	29,534	34,421
37,992	500	1,594	4,119	37,652	1,434,315	18,212
17,652	218	724	27	9	488	88
3,631	26	136	452	–	1,777	–
13,378	–	1,106	–	–	1,655	–
31	–	–	25	–	–	–
–	–	44	–	–	503	–
–	–	–	–	–	230	–
–	–	–	–	–	395	–
–	–	–	–	–	1,000	–
57	1	3	7	6	47	15
10,735,497	137,571	367,032	1,395,757	1,037,520	12,330,069	2,935,456

145,914	–	–	–	–	10,776	–
42,855	85	538	10,015	1,242	4,167	13,176
35,794	391	1,126	10,179	42,715	3,204,891	69,995
–	–	–	–	–	541	368
–	–	–	–	–	608	–
–	–	–	–	–	–	–
–	30	–	–	–	–	8,037
–	–	–	–	–	628	–
63	1	607	–	48	875	–
75	1	–	–	–	–	–
3,687	–	861	–	–	371	5
2,196	25	89	577	178	741	650
49	1	2	6	5	42	13
20	–	1	3	2	18	5
–	–	–	–	2	–	–
909	–	–	–	–	300	–
493	3	78	233	29	261	84
5,747	102	197	3,087	–	–	–
237,802	639	3,499	24,100	44,221	3,224,219	92,333
$ 10,497,695	$ 136,932	$ 363,533	$ 1,371,657	$ 993,299	$ 9,105,850	$ 2,843,123
$ 7,427,350	$ 98,408	$ 254,564	$ 928,249	$ 905,458	$ 9,205,664	$ 2,632,980
488,451	2,266	4,159	63,747	84,979	1,430,236	74,591
45,859	633	1,319	7,579	–	2,555	15
–	–	9	–	–	(39)	–
–	–	–	–	–	92	–
140,789	–	–	–	–	10,470	–

$ 6,664,171	$ 91,835	$ 289,556	$ 925,150	$ 1,012,363	$ 9,042,917	$ 2,968,963
3,833,524	45,097	73,977	446,507	(19,064)	62,933	(125,840)
$ 10,497,695	$ 136,932	$ 363,533	$ 1,371,657	$ 993,299	$ 9,105,850	$ 2,843,123
$16.57	$14.56	$12.79	$12.69	$8.20	$10.47	$8.84
($10,497,694,816 ÷	($136,932,442 ÷	($363,532,613 ÷	($1,371,657,316 ÷	($993,298,623 ÷	($9,105,850,094 ÷	($2,843,123,003 ÷
633,541,298 shares)	9,404,474 shares)	28,423,846 shares)	108,106,321 shares)	121,203,583 shares)	869,797,384 shares)	321,696,491 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	387

STATEMENTS OF ASSETS AND LIABILITIES / CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

($ Thousands)

May 31, 2021

	Long Duration Fund	Long Duration Credit Fund
Assets:
Investments, at value †	$1,316,967	$4,427,301
Affiliated investments, at value ††	72,879	60,077
Repurchase agreements†	–	–
Cash and cash equivalents	131	462
Deposits from counterparty	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	3,060	1,691
Cash pledged as collateral on forward foreign currency contracts	–	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	5,273	82,581
Receivable for investment securities sold	50,082	9,919
Dividends and interest receivable	9,659	39,646
Receivable for variation margin on futures contracts	301	458
Swaptions purchased, at value ††††† †	77	128
Foreign tax reclaim receivable	47	755
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
Swap contracts, at value ††††	–	–
Options purchased, at value †††††	–	–
Receivable for variation margin on swap contracts	–	–
Prepaid expenses	8	25
Total Assets	1,458,484	4,623,043
Liabilities:
Payable upon return on securities loaned	–	–
Payable for fund shares redeemed	104,190	39,304
Payable for investment securities purchased	56,018	34,106
Payable for variation margin on futures contracts	148	458
Income distribution payable	4	–
Payable for securities sold short@	–	–
Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Swaptions written, at value ††††† †	–	–
Reverse repurchase agreements	–	–
Deposits due to counterparty	–	–
Payable for variation margin on swap contracts	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	142	455
Trustees fees payable	7	21
CCO fees payable	3	9
Accrued expense payable	40	133
Total Liabilities	160,552	74,486
Net Assets	$1,297,932	$4,548,557
† Cost of investments	$1,209,579	$4,122,692
†† Cost of affiliated investments	72,879	60,077
††† Cost of foreign currency	–	–
†††† Cost (Premiums received)	–	–
††††† Cost (Premiums received)	–	–
†††††† Cost (Premiums received)	47	78
@Proceeds from securities sold short	–	–
* Includes market value of securities on loan	–	–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,226,421	$4,232,302
Total distributable earnings (loss)	71,511	316,255
Net Assets	$1,297,932	$4,548,557
Net Asset Value, Offering and Redemption Price Per Share — Class A	$8.44	$11.10
	($1,297,931,657 ÷	($4,548,556,852 ÷
	153,725,346 shares)	409,896,475 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

388	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Ultra Short Duration Bond Fund	Emerging Markets Debt Fund		Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$742,990	$2,244,946	*	$331,436	$1,535,866	$3,788,624	$1,936,009	$804,749
3,695	3,893		–	81,577	69,308	–	–
1,800	–		–	–	–	–	–
3,200	81,839		1,824	65	416	161,755	153,225
–	2,188		–	–	–	–	746
–	4,034		–	–	–	3,431	4,268
54	688		–	382	–	5,448	5,199
–	3,560		–	–	–	–	–
–	29,515		–	–	–	–	99
3,682	6,462		2,118	9,204	131,296	23,878	7,426
1,306	15,003		–	33,774	2,826	–	1,372
1,538	36,379		463	2,906	25,258	2,376	1,972
2	105		–	–	–	128	863
–	–		–	–	–	36,637	–
12	–		–	55	–	7	–
–	17,849		–	–	–	1	342
–	1,467		–	–	–	–	–
–	2,726		–	–	–	18,577	1,088
–	–		–	–	–	23	1,887
–	241		–	–	–	164	4
4	13		2	8	20	11	4
758,283	2,450,908		335,843	1,663,837	4,017,748	2,188,445	983,244

–	3,892		–	–	–	–	–
21,698	8,678		16	18,326	23,856	12,317	120
13,197	24,423		–	118,786	54,358	116,308	17,723
6	69		–	23	39	–	1,013
3	–		–	26	–	–	–
–	–		–	–	–	–	88,742
–	105		–	–	–	209	2,580
–	–		–	–	–	–	651
–	–		–	–	–	–	111
–	–		–	–	–	–	158,366
–	–		–	–	–	–	1,260
–	93		–	–	–	20	91
–	1,689		–	–	–	–	–
–	15,325		–	–	–	124	1,190
67	727		–	117	422	104	113
4	11		2	7	18	10	3
2	5		1	3	7	4	1
25	212		8	47	109	49	75
35,002	55,229		27	137,335	78,809	129,145	272,039
$723,281	$2,395,679		$335,816	$1,526,502	$3,938,939	$2,059,300	$711,205
$742,988	$2,253,413		$314,539	$1,527,559	$3,623,624	$747,625	$705,834
3,695	3,893		–	81,577	69,308	–	–
–	29,453		–	–	–	–	97
–	–		–	–	–	–	733
–	–		–	–	–	2,007	587
–	–		–	–	–	12,013	(116)
–	–		–	–	–	–	66,845
–	3,759		–	–	–	–	–

$725,544	$2,425,162		$319,441	$1,514,334	$3,758,002	$588,439	$806,249
(2,263)	(29,483)		16,375	12,168	180,937	1,470,861	(95,044)
$723,281	$2,395,679		$335,816	$1,526,502	$3,938,939	$2,059,300	$711,205
$10.02	$10.29		$10.23	$10.08	$10.61	$25.07	$8.21
($723,280,755 ÷	($2,395,679,139 ÷		($335,816,446 ÷	($1,526,502,330 ÷	($3,938,939,380 ÷	($2,059,299,801 ÷	($711,204,895 ÷
72,173,745 shares)	232,782,638 shares)		32,814,231 shares)	151,415,542 shares)	371,243,754 shares)	82,138,041 shares)	86,614,239 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	389

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2021

	Large Cap Fund	Large Cap Disciplined Equity Fund
Investment Income:
Dividends	$19,336	$25,879
Income from affiliated investments(1)	2	7
Interest income	–	–
Security lending income — net(1)(2)	135	32
Less: foreign taxes withheld	(160)	(21)
Total Investment Income	19,313	25,897
Expenses:
Investment advisory fees	4,098	6,141
Administration fees	512	768
Trustees’ fees	20	30
Chief compliance officer fees	5	8
Custodian/wire agent fees	41	62
Professional fees	36	55
Registration fees	11	17
Printing fees	7	11
Licensing fees	–	–
Other expenses	65	96
Total Expenses	4,795	7,188
Less:
Waiver of investment advisory fees	(2,459)	(3,753)
Waiver of administration fees	(512)	(768)
Net Expenses	1,824	2,667
Net Investment Income	17,489	23,230
Net Realized Gain (Loss) on:
Investments	131,771	301,639
Affiliated investments	5	2
Futures contracts	5,789	12,368
Swap contracts	–	12,320
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	218,090	196,280
Affiliated investments	(9)	(4)
Futures contracts	(82)	(169)
Swap contracts	–	(834)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	1
Net Increase in Net Assets Resulting from Operations	$373,053	$544,833

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

390	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund

$31,068	$85,053	$14,909	$3,700	$5,004	$13,489	$16,598
6	10	23	1	1	5	1
–	–	–	5	–	–	–
67	72	797	93	203	440	–
–	–	(19)	(6)	(19)	(50)	(7)
31,141	85,135	15,710	3,793	5,189	13,884	16,592

1,035	1,644	1,874	1,730	2,702	7,020	2,394
1,035	2,740	781	133	208	540	479
40	108	30	5	8	21	19
10	28	8	1	2	5	5
81	221	63	11	17	42	20
74	194	55	9	15	38	33
19	49	13	3	3	10	9
15	39	11	2	3	8	7
–	820	–	–	–	–	–
210	357	198	17	26	68	60
2,519	6,200	3,033	1,911	2,984	7,752	3,026

(828)	(1,096)	(1,405)	(610)	(995)	(2,808)	(2,394)
(1,035)	(2,740)	(781)	(133)	(208)	(540)	(479)
656	2,364	847	1,168	1,781	4,404	153
30,485	82,771	14,863	2,625	3,408	9,480	16,439

44,527	22,748	162,413	58,611	88,714	182,452	104,935
4	14	35	3	2	14	–
4,837	36,594	6,525	(9)	1,322	1,182	8,412
–	–	–	–	–	–	–

645,913	1,699,508	561,976	70,657	122,443	310,745	250,627
52	(20)	191	(6)	(11)	(44)	–
(1,526)	(7,768)	(938)	–	–	(360)	(2,597)
–	–	–	–	–	–	–
–	–	–	–	–	–	–
$724,292	$1,833,847	$745,065	$131,881	$215,878	$503,469	$377,816

SEI Institutional Investments Trust / Annual Report / May 31, 2021	391

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2021

	U.S. Managed Volatility Fund		Global Managed Volatility Fund	World Equity Ex-US Fund
Investment Income:
Dividends	$29,543	$	79,546	$243,594
Income from affiliated investments(1)	3		6	12
Interest income	–		(28)	18
Security lending income — net(1)(2)	73		89	1,624
Less: foreign taxes withheld	(250)		(4,823)	(29,508)
Total Investment Income	29,369		74,790	215,740
Expenses:
Investment advisory fees	7,905		18,252	52,635
Administration fees	608		1,404	4,785
Trustees’ fees	24		55	188
Chief compliance officer fees	6		14	48
Custodian/wire agent fees	49		149	1,173
Professional fees	41		97	336
Registration fees	13		30	88
Printing fees	8		19	67
Other expenses	78		183	614
Total Expenses	8,732		20,203	59,934
Less:
Waiver of investment advisory fees	(5,716)		(12,074)	(26,972)
Waiver of administration fees	(608)		(1,404)	(4,785)
Fees paid indirectly(1)	–		–	(34)
Net Expenses	2,408		6,725	28,143
Net Investment Income	26,961		68,065	187,597
Net Realized Gain (Loss) on:
Investments	126,764		188,122	1,577,800
Affiliated investments	(3)		(3)	(17)
Futures contracts	5,526		14,071	38,859
Foreign currency transactions	79		1,963	1,397
Foreign forward currency contracts	–		(41,361)	(9,803)
Purchased and written options	–		–	–
Purchased and written swaptions	–		–	–
Swap contracts	–		–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	146,178		369,518	1,645,575
Affiliated investments	(3)		1	(20)
Futures contracts	(852)		(1,595)	(469)
Purchased and written options	–		–	–
Purchased and written swaptions	–		–	–
Swap contracts	–		–	–
Foreign capital gains tax on appreciated securities	–		–	(5,747)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	7		419	962
Foreign forward currency contracts	–		5,296	12,439
Net Increase in Net Assets Resulting from Operations	$304,657	$	604,496	$3,448,573

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

392	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Screened World Equity Ex-US Fund	World Select Equity Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$2,916	$10,414	$31,673	$44	$–	$3,133
–	1	3	5	72	10
–	1	241	30,462	153,562	152,591
–	–	–	–	13	–
(441)	(1,009)	(2,980)	(1)	(77)	(3)
2,475	9,407	28,937	30,510	153,570	155,731

750	2,367	12,649	4,483	24,889	12,845
58	215	602	498	3,740	1,317
3	8	24	20	164	52
1	2	6	5	42	13
124	337	818	40	336	106
4	14	42	35	296	93
1	6	12	12	83	26
1	3	8	7	57	18
7	28	82	63	532	166
949	2,980	14,243	5,163	30,139	14,636

(472)	(1,072)	(6,271)	(2,383)	(16,809)	(5,731)
(58)	(215)	(602)	(498)	(3,740)	(1,317)
–	–	–	–	–	–
419	1,693	7,370	2,282	9,590	7,588
2,056	7,714	21,567	28,228	143,980	148,143

19,931	52,231	156,789	(777)	67,055	17,939
–	–	–	–	(5)	–
817	11,241	12,596	534	(34,876)	–
37	7,240	(532)	–	194	(134)
(119)	2,642	–	–	718	–
–	(2,464)	–	–	1,310	–
–	–	–	–	631	–
–	–	–	–	(15,811)	563

22,141	112,645	320,565	39,579	(139,635)	369,029
–	–	–	–	2	–
17	(1,622)	1,630	7	(84)	–
–	11	–	–	(406)	–
–	–	–	–	(495)	–
–	–	–	–	34,589	(2)
(102)	(152)	(2,556)	–	–	–
14	(40)	78	–	82	(6)
27	(31)	–	–	1,368	(5)
$44,819	$189,415	$510,137	$67,571	$58,617	$535,527

SEI Institutional Investments Trust / Annual Report / May 31, 2021	393

STATEMENTS OF OPERATIONS / CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2021

	Long Duration Fund	Long Duration Credit Fund	Ultra Short Duration Bond Fund
Investment Income:
Dividends	$–	$–	$–
Income from affiliated investments(1)	3	6	1
Interest income	43,041	141,548	7,569
Security lending income — net(1)(2)	–	–	–
Less: foreign taxes withheld	–	(32)	(1)
Total Investment Income	43,044	141,522	7,569
Expenses:
Investment advisory fees	4,035	13,158	1,001
Administration fees	673	2,193	334
Trustees’ fees	27	88	14
Chief compliance officer fees	7	22	4
Custodian/wire agent fees	54	178	27
Professional fees	47	154	25
Registration fees	15	45	6
Printing fees	9	30	5
Interest expense on reverse repurchase agreements	–	–	–
Dividend expense on securities sold short	–	–	–
Other expenses	85	280	42
Total Expenses	4,952	16,148	1,458
Less:
Waiver of investment advisory fees	(2,342)	(7,641)	(334)
Waiver of administration fees	(673)	(2,193)	(334)
Net Expenses	1,937	6,314	790
Net Investment Income	41,107	135,208	6,779
Net Realized Gain (Loss) on:
Investments	27,725	99,142	353
Securities sold short	–	–	–
Affiliated investments	–	–	–
Futures contracts	(7,156)	851	165
Foreign currency transactions	–	–	–
Foreign forward currency contracts	–	–	–
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(71,192)	(239,648)	1,916
Securities sold short	–	–	–
Futures contracts	358	(81)	9
Purchased and written options	–	–	–
Purchased and written swaptions	30	50	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Foreign forward currency contracts	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,128)	$(4,478)	$9,222

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

394	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$–	$–	$–	$–	$27,423	$5,317
–	–	4	10	–	–
117,472	7,450	18,922	97,703	9	16,476
22	–	–	–	–	–
(2,042)	–	–	–	(41)	(21)
115,452	7,450	18,926	97,713	27,391	21,772

19,112	673	3,570	8,822	11,601	3,973
1,124	153	714	1,764	967	361
44	6	28	70	38	14
11	2	7	18	10	4
669	4	58	143	37	48
79	12	52	125	68	25
23	3	15	35	20	9
15	2	10	24	13	5
–	–	–	–	–	272
–	–	–	–	–	1,289
177	21	90	226	122	63
21,254	876	4,544	11,227	12,876	6,063

(11,017)	(673)	(2,285)	(4,234)	(10,441)	(2,626)
(1,124)	(153)	(714)	(1,764)	(967)	(361)
9,113	50	1,545	5,229	1,468	3,076
106,339	7,400	17,381	92,484	25,923	18,696

22,922	3,349	13,346	53,315	184,474	26,016
–	–	–	–	–	(31,217)
1	–	–	–	–	–
2,612	–	453	1,120	63,061	27,412
(17,546)	–	–	–	(21)	316
96	–	–	–	(46)	(2,546)
(376)	–	–	–	79	(2,818)
–	–	–	–	11,250	969
9	–	–	–	39,689	4,147
128,041	10,953	(6,113)	(66,967)	378,062	55,763
–	–	–	–	–	(15,742)
(1,239)	–	(7)	83	(2,128)	8,258
347	–	–	–	(111)	748
–	–	–	–	20,451	(201)
(1,155)	–	–	–	4,974	6,238
808	–	–	–	1	4
7,312	–	–	–	(330)	(677)
$248,171	$21,702	$25,060	$80,035	$725,328	$95,366

SEI Institutional Investments Trust / Annual Report / May 31, 2021	395

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Large Cap Fund		Large Cap Disciplined Equity Fund
	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20
Operations:
Net investment income	$17,489	$20,633	$23,230	$31,554
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	137,565	47,040	326,329	70,665
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	217,999	6,649	195,273	69,320
Net change in unrealized appreciation on foreign currency transactions and foreign forward currency contracts	—	—	1	2
Net Increase (Decrease) in Net Assets Resulting from Operations	373,053	74,322	544,833	171,541
Distributions:
Class A	(69,882)	(110,934)	(128,903)	(216,133)
Total Distributions	(69,882)	(110,934)	(128,903)	(216,133)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	83,690	118,737	136,527	107,747
Reinvestment of dividends & distributions	68,554	110,081	125,143	210,412
Cost of shares redeemed	(299,181)	(341,250)	(388,865)	(896,549)
Net Increase (Decrease) from Class A Transactions	(146,937)	(112,432)	(127,195)	(578,390)
Net Increase (Decrease) in Net Assets	156,234	(149,044)	288,735	(622,982)
Net Assets
Beginning of Year	941,086	1,090,130	1,380,069	2,003,051
End of Year	$1,097,320	$941,086	$1,668,804	$1,380,069

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

396	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Large Cap Index Fund				S&P 500 Index Fund				Extended Market Index Fund				Small Cap Fund				Small Cap II Fund
06/01/20 to 05/31/21		06/01/19 to 05/31/20		06/01/20 to 05/31/21		06/01/19 to 05/31/20		06/01/20 to 05/31/21		06/01/19 to 05/31/20		06/01/20 to 05/31/21		06/01/19 to 05/31/20		06/01/20 to 05/31/21		06/01/19 to 05/31/20

$30,485	$	30,874	$	82,771	$	84,818	$	14,863	$	14,998	$	2,625	$	2,891	$	3,408	$	3,007

49,368		134,758		59,356		84,519		168,973		39,942		58,605		5,777		90,038		(19,389)

644,439		53,773		1,691,720		433,475		561,229		(2,527)		70,651		(19,016)		122,432		6,174

—		—		—		—		—		—		—		—		—		—
724,292		219,405		1,833,847		602,812		745,065		52,413		131,881		(10,348)		215,878		(10,208)

(56,340)		(279,415)		(197,526)		(148,745)		(46,652)		(47,496)		(13,553)		(15,719)		(3,278)		(17,082)
(56,340)		(279,415)		(197,526)		(148,745)		(46,652)		(47,496)		(13,553)		(15,719)		(3,278)		(17,082)

373,057		409,306		1,397,010		1,564,221		402,725		443,373		22,657		40,161		129,677		67,651
52,594		270,466		193,350		145,170		45,558		46,311		12,887		14,930		3,215		16,795
(546,366)		(505,335)		(1,252,321)		(1,861,520)		(568,200)		(255,773)		(95,552)		(67,136)		(148,845)		(81,319)
(120,715)		174,437		338,039		(152,129)		(119,917)		233,911		(60,008)		(12,045)		(15,953)		3,127
547,237		114,427		1,974,360		301,938		578,496		238,828		58,320		(38,112)		196,647		(24,163)

1,750,464		1,636,037		4,277,620		3,975,682		1,176,664		937,836		228,900		267,012		312,950		337,113
$2,297,701	$	1,750,464	$	6,251,980	$	4,277,620	$	1,755,160	$	1,176,664	$	287,220	$	228,900	$	509,597	$	312,950

SEI Institutional Investments Trust / Annual Report / May 31, 2021	397

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Small/Mid Cap Equity Fund		U.S. Equity Factor Allocation Fund		U.S. Managed Volatility Fund
	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20
Operations:
Net investment income	$9,480	$13,132	$16,439	$15,924	$26,961	$30,951
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	183,648	32,042	113,347	2,506	132,287	(7,512)
Net realized gain (loss) on foreign currency transactions and forward currency contracts	—	—	—	—	79	11
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	310,341	(22,602)	248,030	48,314	145,323	(22,417)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	—	—	—	—	7	9
Net change in foreign capital gains tax on appreciated securities	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	503,469	22,572	377,816	66,744	304,657	1,042
Distributions:
Class A	(42,708)	(77,127)	(16,124)	(17,282)	(28,406)	(80,536)
Total Distributions	(42,708)	(77,127)	(16,124)	(17,282)	(28,406)	(80,536)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	110,838	143,384	257,192	70,322	138,303	338,375
Reinvestment of dividends & distributions	41,571	75,572	15,668	16,547	27,808	78,150
Cost of shares redeemed	(319,062)	(463,911)	(322,602)	(253,316)	(543,451)	(301,924)
Net Increase (Decrease) from Class A Transactions	(166,653)	(244,955)	(49,742)	(166,447)	(377,340)	114,601
Net Increase (Decrease) in Net Assets	294,108	(299,510)	311,950	(116,985)	(101,089)	35,107
Net Assets
Beginning of Year	879,022	1,178,532	756,195	873,180	1,216,680	1,181,573
End of Year	$1,173,130	$879,022	$1,068,145	$756,195	$1,115,591	$1,216,680

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

398	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Global Managed Volatility Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund		World Select Equity Fund
06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20

$68,065	$68,696	$187,597	$152,302	$2,056	$1,912	$7,714	$14,008

202,190	(5,424)	1,616,642	(109,035)	20,748	(4,803)	61,008	(46,222)

(39,398)	15,296	(8,406)	2,563	(82)	(20)	9,882	2,011

367,924	(89,917)	1,645,086	(3,474)	22,158	3,739	111,034	30,148

5,715	(3,640)	13,401	(3,561)	41	(27)	(71)	1,048

—	—	(5,747)	223	(102)	—	(152)	—
604,496	(14,989)	3,448,573	39,018	44,819	801	189,415	993

(58,756)	(130,679)	(165,698)	(222,407)	(2,897)	(3,025)	(16,277)	(23,564)
(58,756)	(130,679)	(165,698)	(222,407)	(2,897)	(3,025)	(16,277)	(23,564)

362,411	754,519	1,175,598	1,256,886	16,571	9,100	26,684	62,075
57,466	126,013	160,488	216,678	1,750	1,716	16,277	23,564
(981,923)	(486,870)	(2,236,580)	(1,502,133)	(24,478)	(6,394)	(328,862)	(571,949)
(562,046)	393,662	(900,494)	(28,569)	(6,157)	4,422	(285,901)	(486,310)
(16,306)	247,994	2,382,381	(211,958)	35,765	2,198	(112,763)	(508,881)

2,738,825	2,490,831	8,115,314	8,327,272	101,167	98,969	476,296	985,177
$2,722,519	$2,738,825	$10,497,695	$8,115,314	$136,932	$101,167	$363,533	$476,296

SEI Institutional Investments Trust / Annual Report / May 31, 2021	399

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Emerging Markets Equity Fund		Opportunistic Income Fund		Core Fixed Income Fund
	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20
Operations:
Net investment income	$21,567	$18,158	$28,228	$44,980	$143,980	$204,912
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	169,385	(47,111)	(243)	(10,109)	18,304	402,455
Net realized gain (loss) on foreign currency transactions and forward currency contracts	(532)	(634)	—	(8)	912	(6,139)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	322,195	(22,567)	39,586	(38,601)	(106,029)	94,318
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	78	(26)	—	6	1,450	417
Net change in foreign capital gains tax on appreciated securities	(2,556)	(110)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	510,137	(52,290)	67,571	(3,732)	58,617	695,963
Distributions:
Class A	(21,250)	(21,069)	(27,332)	(50,855)	(452,692)	(296,077)
Total Distributions	(21,250)	(21,069)	(27,332)	(50,855)	(452,692)	(296,077)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	209,056	267,987	175,613	106,467	2,576,955	1,712,793 †
Reinvestment of dividends & distributions	20,570	20,086	26,751	49,450	431,661	286,522
Cost of shares redeemed	(355,619)	(213,856)	(224,770)	(514,785)	(984,321)	(1,975,916)
Net Increase (Decrease) from Class A Transactions	(125,993)	74,217	(22,406)	(358,868)	2,024,295	23,399
Net Increase (Decrease) in Net Assets	362,894	858	17,833	(413,455)	1,630,220	423,285
Net Assets
Beginning of Year	1,008,763	1,007,905	975,466	1,388,921	7,475,630	7,052,345
End of Year	$1,371,657	$1,008,763	$993,299	$975,466	$9,105,850	$7,475,630

† Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

(1) See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

400	SEI Institutional Investments Trust / Annual Report / May 31, 2021

High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund		Ultra Short Duration Bond Fund
06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20

$148,143	$163,448	$41,107	$48,594	$135,208	$141,665	$6,779	$11,604

18,502	(62,254)	20,569	150,698	99,993	181,225	518	827

(134)	(7)	—	—	—	—	—	—

369,027	(177,547)	(70,804)	64,358	(239,679)	359,512	1,925	(1,467)

(11)	3	—	—	—	—	—	—

—	—	—	—	—	—	—	—
535,527	(76,357)	(9,128)	263,650	(4,478)	682,402	9,222	10,964

(193,700)	(184,908)	(155,236)	(113,633)	(329,835)	(153,072)	(7,381)	(11,653)
(193,700)	(184,908)	(155,236)	(113,633)	(329,835)	(153,072)	(7,381)	(11,653)

467,547	316,490	300,482	81,546	1,146,715 †	403,108	537,131	284,602
187,610	180,534	155,078	113,613	329,754	153,024	7,279	11,573
(454,182)	(616,948)	(290,997)	(475,260)	(660,497)	(987,123)	(403,932)	(160,843)
200,975	(119,924)	164,563	(280,101)	815,972	(430,991)	140,478	135,332
542,802	(381,189)	199	(130,084)	481,659	98,339	142,319	134,643

2,300,321	2,681,510	1,297,733	1,427,817	4,066,898	3,968,559	580,962	446,319
$2,843,123	$2,300,321	$1,297,932	$1,297,733	$4,548,557	$4,066,898	$723,281	$580,962

SEI Institutional Investments Trust / Annual Report / May 31, 2021	401

STATEMENTS OF CHANGES IN NET ASSETS / CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Emerging Markets Debt Fund		Real Return Fund
	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20
Operations:
Net investment income	$106,339	$115,529	$7,400	$5,739
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	25,168	12,673	3,349	(390)
Net realized gain (loss) on foreign currency transactions and forward currency contracts	(17,450)	(71,902)	—	—
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	125,994	(35,379)	10,953	4,459
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	8,120	(2,508)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	248,171	18,413	21,702	9,808
Distributions:
Class A	(44,973)	(75,714)	(4,389)	(7,386)
Total Distributions	(44,973)	(75,714)	(4,389)	(7,386)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	460,962	313,438	100,542	97,438
Reinvestment of dividends & distributions	43,317	73,796	4,094	6,671
Cost of shares redeemed	(375,944)	(511,053)	(83,370)	(91,098)
Net Increase (Decrease) from Class A Transactions	128,335	(123,819)	21,266	13,011
Net Increase (Decrease) in Net Assets	331,533	(181,120)	38,579	15,433
Net Assets
Beginning of Year	2,064,146	2,245,266	297,237	281,804
End of Year	$2,395,679	$2,064,146	$335,816	$297,237

† Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

(1) See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

402	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Limited Duration Bond Fund		Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20	06/01/20 to 05/31/21	06/01/19 to 05/31/20

$17,381	$32,478	$92,484	$92,887	$25,923	$36,714	$18,696	$20,066
13,799	14,216	54,435	73,736	298,553	305,034	24,509	(59,409)

—	—	—	—	(67)	15,857	(2,230)	40

(6,120)	7,633	(66,884)	159,567	401,248	(98,485)	55,064	4,511

—	—	—	—	(329)	(12,148)	(673)	(258)
25,060	54,327	80,035	326,190	725,328	246,972	95,366	(35,050)

(32,903)	(32,944)	(169,010)	(92,984)	(226,806)	(242,435)	(15,099)	(19,163)
(32,903)	(32,944)	(169,010)	(92,984)	(226,806)	(242,435)	(15,099)	(19,163)

663,330	287,161	1,032,941 †	509,067	197,781	198,962	112,432	142,862
31,278	32,164	168,727	92,935	218,974	234,959	14,094	18,449
(444,960)	(589,958)	(497,002)	(566,218)	(578,681)	(1,007,562)	(249,779)	(264,427)
249,648	(270,633)	704,666	35,784	(161,926)	(573,641)	(123,253)	(103,116)
241,805	(249,250)	615,691	268,990	336,596	(569,104)	(42,986)	(157,329)

1,284,697	1,533,947	3,323,248	3,054,258	1,722,704	2,291,808	754,191	911,520
$1,526,502	$1,284,697	$3,938,939	$3,323,248	$2,059,300	$1,722,704	$711,205	$754,191

SEI Institutional Investments Trust / Annual Report / May 31, 2021	403

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended May 31, 2021

Multi-Asset Real Return Fund

Cash Flows from Operating Activities:

Net Increase in Net Assets from Operations	$95,366

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Purchase of investment securities	(703,814)

Proceeds from disposition of investment securities	975,757

Purchased options/swaptions and purchases to cover written options/swaptions	(2,892)

Proceeds from sale of options/swaptions and expired options/swaptions	1,042

Purchases to cover securities sold short	(93,155)

Proceeds from securities sold short	31,187

Amortization (Accretion of Market Discount)	(7,089)

Net Realized (Gain) Loss on:

Investments	(26,016)

Options/Swaptions	1,849

Securities sold short	31,217

Net Change in Unrealized (Appreciation) Depreciation on:

Investments	(55,763)

Options/Swaptions	(547)

Securities sold short	15,742

Changes in Assets:

Cash pledged as collateral on futures contracts	5,983

Cash pledged as collateral on swap contracts	130

Dividends and interest receivable	685

Receivable for investment securities sold	(9,486)

Receivable for variation margin	1,144

Receivable for foreign tax reclaim	21

Unrealized gain on forward foreign currency contracts	(269)

Swap contracts, at value	185

Deposits from counterparty	(746)

Prepaid expenses	1

Changes in Liabilities:

Payable for investment securities purchased	23,638

Payable for variation margin	(169)

Swap contracts, at value	(5,198)

Unrealized gain on forward foreign currency contracts	946

Unrealized gain on spot currency contracts	(3)

Investment advisory fees payable	(2)

Trustees fees payable	(1)

CCO fees payable	(1)

Deposits due to counterparty	(43)

Accrued expenses payable	(48)

Net Cash Provided by Operating Activities	279,651

Cash Flows from Financing Activities

Reverse repurchase agreements	(80,877)

Proceeds from shares issued	107,590

Distributions from net investment income	(1,005)

Cost of shares redeemed	(255,889)

Net Cash Used in Financing Activities	(230,181)

Net Change in Cash, Restricted Cash, and Foreign Currency	49,470

Cash, Restricted Cash, and Foreign Currency at Beginning of Year	$103,854

Cash and Foreign Currency at End of Year	$153,324

Supplemental Disclosure of Cash Flow Information

Interest paid	$272

The accompanying notes are an integral part of the financial statements.

404	SEI Institutional Investments Trust / Annual Report / May 31, 2021

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund

Class A
2021	$13.95	$0.27	$5.57	$5.84	$(0.29)	$(0.82)	$(1.11)	$18.68	43.39%	$1,097,320	0.18%	0.18%	0.47%	1.70%	78%
2020	14.73	0.30	0.66	0.96	(0.29)	(1.45)	(1.74)	13.95	5.78	941,086	0.18	0.18	0.47	2.02	76
2019	18.93	0.32	(0.28)	0.04	(0.31)	(3.93)	(4.24)	14.73	1.49	1,090,130	0.19	0.19	0.47	1.87	102
2018	20.42	0.33	2.63	2.96	(0.39)	(4.06)	(4.45)	18.93	15.00	1,368,392	0.20	0.20	0.47	1.64	68
2017	18.90	0.29	2.19	2.48	(0.25)	(0.71)	(0.96)	20.42	13.44	2,019,282	0.20	0.20	0.47	1.49	97
Large Cap Disciplined Equity Fund

Class A
2021	$9.71	$0.17	$3.73	$3.90	$(0.21)	$(0.75)	$(0.96)	$12.65	42.00%	$1,668,804	0.17%	0.17%	0.47%	1.51%	142%
2020	10.27	0.19	0.65	0.84	(0.26)	(1.14)	(1.40)	9.71	7.23	1,380,069	0.18	0.18	0.47	1.83	139
2019	13.58	0.22	(0.39)	(0.17)	(0.22)	(2.92)	(3.14)	10.27	(0.14)	2,003,051	0.19	0.19	0.47	1.80	125
2018	13.87	0.24	1.43	1.67	(0.25)	(1.71)	(1.96)	13.58	12.43	3,033,957	0.19	0.19	0.47	1.71	134
2017	12.57	0.23	1.75	1.98	(0.24)	(0.44)	(0.68)	13.87	16.23	3,715,731	0.19	0.19	0.47	1.74	104
Large Cap Index Fund

Class A
2021	$163.61	$2.89	$65.82	$68.71	$(2.95)	$(2.46)	$(5.41)	$226.91	42.57%	$2,297,701	0.03%	0.03%	0.12%	1.47%	20%
2020	173.92	3.26	19.13	22.39	(3.34)	(29.36)	(32.70)	163.61	12.48	1,750,464	0.04	0.04	0.13	1.87	32
2019	200.41	4.18	0.70	4.88	(4.27)	(27.10)	(31.37)	173.92	3.43	1,636,037	0.04	0.04	0.13	2.19	16
2018	182.82	3.63	22.56	26.19	(4.13)	(4.47)	(8.60)	200.41	14.53	1,989,617	0.03	0.03	0.12	1.87	16
2017	160.22	3.30	24.18	27.48	(2.83)	(2.05)	(4.88)	182.82	17.44	2,354,169	0.03	0.03	0.24	1.94	12
S&P 500 Index Fund

Class A
2021	$16.13	$0.29	$6.09	$6.38	$(0.29)	$(0.40)	$(0.69)	$21.82	40.24%	$6,251,980	0.04%	0.04%	0.11%	1.51%	19%
2020	14.78	0.31	1.57	1.88	(0.31)	(0.22)	(0.53)	16.13	12.77	4,277,620	0.05	0.05	0.12	1.94	34
2019	14.92	0.34	0.19	0.53	(0.34)	(0.33)	(0.67)	14.78	3.77	3,975,682	0.05	0.05	0.12	2.23	21
2018	13.39	0.28	1.62	1.90	(0.30)	(0.07)	(0.37)	14.92	14.36	4,258,172	0.05	0.05	0.12	1.92	25
2017	11.60	0.24	1.76	2.00	(0.21)	—	(0.21)	13.39	17.42	4,100,863	0.06	0.06	0.12	1.98	8
Extended Market Index Fund

Class A
2021	$14.47	$0.18	$8.81	$8.99	$(0.18)	$(0.39)	$(0.57)	$22.89	62.79%	$1,755,160	0.05%	0.05%	0.19%	0.95%	58%
2020	14.52	0.20	0.39	0.59	(0.20)	(0.44)	(0.64)	14.47	3.88	1,176,664	0.06	0.06	0.20	1.35	56
2019	15.94	0.23	(0.80)	(0.57)	(0.23)	(0.62)	(0.85)	14.52	(3.29)	937,836	0.06	0.06	0.20	1.51	46
2018	14.16	0.19	2.39	2.58	(0.21)	(0.59)	(0.80)	15.94	18.58	996,135	0.06	0.06	0.20	1.27	64
2017	12.30	0.19	2.13	2.32	(0.19)	(0.27)	(0.46)	14.16	19.03	917,907	0.06	0.06	0.19	1.43	20
Small Cap Fund

Class A
2021	$11.91	$0.15	$7.22	$7.37	$(0.14)	$(0.60)	$(0.74)	$18.54	63.38%	$287,220	0.44%	0.44%	0.72%	0.98%	122%
2020	13.66	0.16	(0.99)	(0.83)	(0.19)	(0.73)	(0.92)	11.91	(7.04)	228,900	0.45	0.45	0.72	1.16	127
2019	18.76	0.18	(1.81)	(1.63)	(0.16)	(3.31)	(3.47)	13.66	(7.71)	267,012	0.44	0.44	0.72	1.09	109
2018	17.83	0.12	2.64	2.76	(0.12)	(1.71)	(1.83)	18.76	16.30	375,607	0.43	0.43	0.72	0.68	115
2017	15.99	0.13	2.33	2.46	(0.15)	(0.47)	(0.62)	17.83	15.40	513,528	0.44	0.44	0.72	0.77	114

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	405

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap II Fund

Class A
2021	$8.95	$0.10	$6.21	$6.31	$ (0.10)	$ —	$(0.10)	$15.16	70.79%	$ 509,597	0.43%	0.43%	0.72%	0.82%	151%
2020	9.93	0.09	(0.54)	(0.45)	(0.10)	(0.43)	(0.53)	8.95	(5.20)	312,950	0.44	0.44	0.72	0.92	136
2019	13.22	0.09	(1.14)	(1.05)	(0.08)	(2.16)	(2.24)	9.93	(6.98)	337,113	0.43	0.43	0.72	0.73	129
2018	12.65	0.08	2.27	2.35	(0.08)	(1.70)	(1.78)	13.22	19.97	442,285	0.42	0.42	0.72	0.60	127
2017	11.14	0.07	1.52	1.59	(0.08)	—^	(0.08)	12.65	14.27	462,730	0.43	0.43	0.72	0.61	111
Small/Mid Cap Equity Fund

Class A
2021	$9.23	$0.10	$5.23	$5.33	$ (0.08)	$ (0.37)	$(0.45)	$14.11	58.97%	$ 1,173,130	0.41%	0.41%	0.72%	0.88%	88%
2020	10.27	0.13	(0.43)	(0.30)	(0.11)	(0.63)	(0.74)	9.23	(3.80)	879,022	0.41	0.41	0.72	1.24	111
2019	13.63	0.14	(1.17)	(1.03)	(0.10)	(2.23)	(2.33)	10.27	(6.58)	1,178,532	0.42	0.42	0.72	1.18	116
2018	13.19	0.10	1.97	2.07	(0.14)	(1.49)	(1.63)	13.63	16.52	1,596,828	0.42	0.42	0.72	0.76	107
2017	11.98	0.10	1.75	1.85	(0.11)	(0.53)	(0.64)	13.19	15.53	1,730,233	0.44	0.44	0.72	0.80	84
U.S. Equity Factor Allocation Fund

Class A
2021	$10.67	$0.22	$4.70	$4.92	$ (0.22)	$ —	$(0.22)	$15.37	46.54%	$ 1,068,145	0.02%	0.02%	0.32%	1.71%	72%
2020	10.18	0.22	0.51	0.73	(0.24)	—	(0.24)	10.67	7.21	756,195	0.02	0.02	0.32	2.03	39
2019	10.17	0.23	(0.05)	0.18	(0.17)	—	(0.17)	10.18	1.74	873,180	0.02	0.02	0.32	2.18	43
2018(2)	10.00	0.03	0.14	0.17	—	—	—	10.17	1.70	255,550	0.04	0.04	0.34	2.66	—
U.S. Managed Volatility Fund

Class A
2021	$12.17	$0.29	$3.14	$3.43	$ (0.30)	$ (0.01)	$(0.31)	$15.29	28.60%	$ 1,115,591	0.20%	0.20%	0.72%	2.21%	61%
2020	13.01	0.33	(0.29)	0.04	(0.31)	(0.57)	(0.88)	12.17	(0.31)	1,216,680	0.20	0.20	0.72	2.48	58
2019	14.34	0.36	0.56	0.92	(0.36)	(1.89)	(2.25)	13.01	7.10	1,181,573	0.20	0.20	0.72	2.56	39
2018	14.83	0.34	0.82	1.16	(0.39)	(1.26)	(1.65)	14.34	7.81	1,287,447	0.23	0.23	0.72	2.31	58
2017	13.92	0.34	1.54	1.88	(0.30)	(0.67)	(0.97)	14.83	13.93	1,481,081	0.24	0.24	0.72	2.38	40
Global Managed Volatility Fund

Class A
2021	$10.88	$0.28	$2.29	$2.57	$ (0.24)	$ —	$(0.24)	$13.21	23.93%	$ 2,722,519	0.24%	0.24%	0.72%	2.42%	53%
2020	11.53	0.30	(0.35)	(0.05)	(0.40)	(0.20)	(0.60)	10.88	(1.08)	2,738,825	0.24	0.24	0.72	2.57	47
2019	12.05	0.35	(0.02)	0.33	(0.44)	(0.41)	(0.85)	11.53	3.14	2,490,831	0.24	0.24	0.72	2.88	42
2018	11.72	0.32	0.55	0.87	(0.27)	(0.27)	(0.54)	12.05	7.41	2,256,778	0.24	0.24	0.72	2.68	37
2017	10.78	0.31	1.10	1.41	(0.26)	(0.21)	(0.47)	11.72	13.50	1,633,683	0.25	0.25	0.73	2.80	36
World Equity Ex-US Fund

Class A
2021	$11.67	$0.28	$4.87	$5.15	$ (0.22)	$ (0.03)	$(0.25)	$16.57	44.38%	$ 10,497,695	0.29%	0.29%	0.63%	1.96%	85%
2020	12.08	0.22	(0.30)	(0.08)	(0.33)	—	(0.33)	11.67	(1.00)	8,115,314	0.31	0.31	0.62	1.80	92
2019	13.78	0.29	(1.35)	(1.06)	(0.28)	(0.36)	(0.64)	12.08	(7.34)	8,327,272	0.31	0.31	0.62	2.25	75
2018	12.63	0.28	1.19	1.47	(0.28)	(0.04)	(0.32)	13.78	11.60	8,559,023	0.32	0.32	0.62	2.03	75
2017	10.80	0.25	1.80	2.05	(0.22)	—	(0.22)	12.63	19.28	8,174,354	0.32	0.32	0.62	2.20	71

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.01.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Commenced operations on April 26, 2018. All ratios for the period have been annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

406	SEI Institutional Investments Trust / Annual Report / May 31, 2021

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Screened World Equity Ex-US Fund

Class A
2021	$10.05	$0.22	$4.62	$4.84	$(0.22)		$(0.11)	$(0.33)	$14.56	48.54%	$136,932	0.36%	0.36%	0.82%	1.78%	102%
2020	10.31	0.22	(0.16)	0.06	(0.32	)(2)	—	(0.32)	10.05	0.17	101,167	0.35	0.35	0.81	2.03	77
2019	11.48	0.24	(1.03)	(0.79)	(0.21)		(0.17)	(0.38)	10.31	(6.57)	98,969	0.33	0.33	0.79	2.22	52
2018	10.36	0.22	1.15	1.37	(0.25)		—	(0.25)	11.48	13.24	111,582	0.36	0.36	0.80	1.95	56
2017	8.50	0.19	1.82	2.01	(0.15)		—	(0.15)	10.36	23.99	105,426	0.35	0.35	0.79	2.03	52
World Select Equity Fund

Class A
2021	$8.69	$0.19	$4.41	$4.60	$(0.50)		$—	$(0.50)	$12.79	54.06%	$363,533	0.39%	0.39%	0.69%	1.79%	66%
2020	9.38	0.21	(0.51)	(0.30)	(0.39)		—	(0.39)	8.69	(3.86)	476,296	0.37	0.37	0.69	2.20	66
2019	11.30	0.23	(1.26)	(1.03)	(0.31)		(0.58)	(0.89)	9.38	(8.81)	985,177	0.31	0.31	0.65	2.18	93
2018(3)	10.00	0.18	1.30	1.48	(0.08)		(0.10)	(0.18)	11.30	14.88	1,239,095	0.30	0.30	0.63	1.82	68
Emerging Markets Equity Fund

Class A
2021	$8.37	$0.19	$4.34	$4.53	$(0.21)		$—	$(0.21)	$12.69	54.35%	$1,371,657	0.61%	0.61%	1.18%	1.79%	90%
2020	8.99	0.16	(0.59)	(0.43)	(0.19)		—	(0.19)	8.37	(5.14)	1,008,763	0.63	0.63	1.19	1.71	59
2019	11.21	0.19	(1.43)	(1.24)	(0.19)		(0.79)	(0.98)	8.99	(10.59)	1,007,905	0.66	0.66	1.20	1.91	59
2018	10.25	0.19	1.08	1.27	(0.22)		(0.09)	(0.31)	11.21	12.37	1,094,294	0.63	0.63	1.17	1.70	97
2017	8.61	0.14	1.69	1.83	(0.19)		—	(0.19)	10.25	21.62	1,250,465	0.65	0.65	1.19	1.51	84
Opportunistic Income Fund

Class A
2021	$7.87	$0.23	$0.32	$0.55	$(0.22)		$—	$(0.22)	$8.20	7.10%	$993,299	0.23%	0.23%	0.52%	2.83%	62%
2020	8.24	0.31	(0.33)	(0.02)	(0.35)		—	(0.35)	7.87	(0.22)	975,466	0.24	0.24	0.52	3.81	36
2019	8.23	0.34	(0.03)	0.31	(0.30)		—	(0.30)	8.24	3.90	1,388,921	0.24	0.24	0.52	4.14	26
2018	8.29	0.27	—	0.27	(0.33)		—	(0.33)	8.23	3.36	1,850,589	0.24	0.24	0.52	3.25	45
2017	8.11	0.23	0.14	0.37	(0.19)		—	(0.19)	8.29	4.57	2,204,029	0.26	0.26	0.52	2.83	37
Core Fixed Income Fund

Class A
2021	$10.96	$0.19	$(0.07)	$0.12	$(0.22)		$(0.39)	$(0.61)	$10.47	1.00%	$9,105,850	0.12%	0.12%	0.36%	1.73%	386%
2020	10.35	0.29	0.74	1.03	(0.31)		(0.11)	(0.42)	10.96	10.18	7,475,630	0.12	0.12	0.37	2.77	369
2019	10.03	0.33	0.33	0.66	(0.34)		—	(0.34)	10.35	6.72	7,052,345	0.12	0.12	0.37	3.26	368
2018	10.31	0.27	(0.25)	0.02	(0.30)		—	(0.30)	10.03	0.18	6,586,334	0.12	0.12	0.37	2.67	388
2017	10.44	0.27	(0.02)	0.25	(0.27)		(0.11)	(0.38)	10.31	2.51	5,771,305	0.12	0.12	0.37	2.57	343
High Yield Bond Fund

Class A
2021	$7.74	$0.47	$1.25	$1.72	$(0.52)		$(0.10)	$(0.62)	$8.84	22.88%	$2,843,123	0.29%	0.29%	0.55%	5.61%	78%
2020	8.65	0.54	(0.84)	(0.30)	(0.54)		(0.07)	(0.61)	7.74	(3.73)	2,300,321	0.29	0.29	0.56	6.48	80
2019	8.81	0.55	(0.10)	0.45	(0.55)		(0.06)	(0.61)	8.65	5.32	2,681,510	0.29	0.29	0.56	6.31	60
2018	9.13	0.57	(0.25)	0.32	(0.56)		(0.08)	(0.64)	8.81	3.59	2,903,499	0.29	0.29	0.55	6.29	59
2017	8.53	0.59	0.66	1.25	(0.58)		(0.07)	(0.65)	9.13	15.05	2,940,816	0.30	0.30	0.55	6.61	65

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Includes a return of capital of $0.06 per share.

(3)	Commenced operations on June 30, 2017. All ratios for the period have been annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	407

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund
Class A
2021	$9.57	$0.28	$(0.29)	$(0.01)	$(0.28)	$(0.84)	$(1.12)	$8.44	(0.79)%	$1,297,932	0.14%	0.14%	0.37%	3.05%	105%
2020	8.59	0.31	1.41	1.72	(0.31)	(0.43)	(0.74)	9.57	20.85	1,297,733	0.15	0.15	0.37	3.46	109
2019	8.17	0.33	0.47	0.80	(0.33)	(0.05)	(0.38)	8.59	10.21	1,427,817	0.15	0.15	0.37	4.05	102
2018	8.47	0.33	(0.24)	0.09	(0.33)	(0.06)	(0.39)	8.17	0.92	1,965,417	0.15	0.15	0.37	3.88	104
2017	8.68	0.34	0.02	0.36	(0.34)	(0.23)	(0.57)	8.47	4.41	2,160,286	0.15	0.15	0.37	3.94	76
Long Duration Credit Fund
Class A
2021	$11.90	$0.36	$(0.25)	$0.11	$(0.37)	$(0.54)	$(0.91)	$11.10	0.52%	$4,548,557	0.14%	0.14%	0.37%	3.08%	56%
2020	10.42	0.39	1.51	1.90	(0.39)	(0.03)	(0.42)	11.90	18.47	4,066,898	0.15	0.15	0.37	3.44	74
2019	9.92	0.39	0.51	0.90	(0.39)	(0.01)	(0.40)	10.42	9.50	3,968,559	0.15	0.15	0.37	4.03	77
2018	10.31	0.39	(0.32)	0.07	(0.39)	(0.07)	(0.46)	9.92	0.64	3,856,709	0.15	0.15	0.37	3.81	79
2017	10.26	0.40	0.07	0.47	(0.40)	(0.02)	(0.42)	10.31	4.63	3,612,106	0.15	0.15	0.37	3.87	68
Ultra Short Duration Bond Fund
Class A
2021	$9.99	$0.10	$0.04	$0.14	$(0.11)	$—	$(0.11)	$10.02	1.45%	$723,281	0.12%	0.12%	0.22%	1.01%	79%
2020	10.00	0.25	(0.01)	0.24	(0.25)	—	(0.25)	9.99	2.45	580,962	0.12	0.12	0.22	2.50	81
2019	9.97	0.27	0.04	0.31	(0.28)	—	(0.28)	10.00	3.12	446,319	0.12	0.12	0.22	2.74	75
2018	10.00	0.19	(0.02)	0.17	(0.20)	—	(0.20)	9.97	1.70	482,897	0.12	0.12	0.22	1.94	90
2017	9.98	0.14	0.03	0.17	(0.15)	—	(0.15)	10.00	1.76	486,747	0.12	0.12	0.22	1.42	93
Emerging Markets Debt Fund
Class A
2021	$9.37	$0.48	$0.64	$1.12	$(0.20)	$—	$(0.20)	$10.29	12.04%	$2,395,679	0.40%	0.40%	0.94%	4.72%	81%
2020	9.66	0.51	(0.46)	0.05	(0.34)	—	(0.34)	9.37	0.28	2,064,146	0.42	0.42	0.96	5.25	90
2019	9.66	0.57	(0.41)	0.16	(0.16)	—	(0.16)	9.66	1.63	2,245,266	0.42	0.42	0.95	6.11	96
2018	10.17	0.61	(0.46)	0.15	(0.66)	—	(0.66)	9.66	1.22	2,277,309	0.42	0.42	0.94	5.87	83
2017	9.39	0.58	0.53	1.11	(0.33)	—	(0.33)	10.17	12.19	2,211,664	0.43	0.43	0.94	5.89	82
Real Return Fund
Class A
2021	$9.68	$0.24	$0.45	$0.69	$(0.14)	$—	$(0.14)	$10.23	7.21%	$335,816	0.02%	0.02%	0.29%	2.41%	46%
2020	9.60	0.19	0.13	0.32	(0.24)	—	(0.24)	9.68	3.44	297,237	0.02	0.02	0.29	1.94	49
2019	9.51	0.20	0.06	0.26	(0.17)	—	(0.17)	9.60	2.83	281,804	0.02	0.02	0.29	2.15	40
2018	9.65	0.22	(0.18)	0.04	(0.18)	—	(0.18)	9.51	0.48	170,843	0.08 (2)	0.08 (2)	0.29 (2)	2.27	55
2017	9.64	0.21	(0.04)	0.17	(0.16)	—	(0.16)	9.65	1.76	160,138	0.08	0.08	0.29	2.17	47

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.08%, 0.08%, and 0.29%, respectively.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

408	SEI Institutional Investments Trust / Annual Report / May 31, 2021

FINANCIAL HIGHLIGHTS / CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Limited Duration Bond Fund
Class A
2021	$10.13	$0.12	$0.08	$0.20	$(0.14)	$(0.11)	$(0.25)	$10.08	1.89%	$1,526,502	0.11%		0.11%		0.32%		1.22%	155%
2020	9.96	0.23	0.18	0.41	(0.24)	—	(0.24)	10.13	4.14	1,284,697	0.11		0.11		0.32		2.35	146
2019	9.87	0.26	0.09	0.35	(0.26)	—	(0.26)	9.96	3.59	1,533,947	0.11		0.11		0.32		2.63	155
2018	9.97	0.18	(0.10)	0.08	(0.18)	—	(0.18)	9.87	0.81	1,397,610	0.11		0.11		0.32		1.79	150
2017	10.00	0.14	(0.02)	0.12	(0.15)	—^	(0.15)	9.97	1.21	1,347,212	0.11		0.11		0.32		1.42	92
Intermediate Duration Credit Fund
Class A
2021	$10.88	$0.29	$(0.03)	$0.26	$(0.29)	$(0.24)	$(0.53)	$10.61	2.30%	$3,938,939	0.15%		0.15%		0.32%		2.62%	103%
2020	10.10	0.32	0.78	1.10	(0.32)	—	(0.32)	10.88	10.99	3,323,248	0.15		0.15		0.32		3.01	134
2019	9.75	0.32	0.35	0.67	(0.32)	—	(0.32)	10.10	7.00	3,054,258	0.15		0.15		0.32		3.25	122
2018	10.02	0.29	(0.27)	0.02	(0.29)	—	(0.29)	9.75	0.14	2,675,195	0.15		0.15		0.32		2.87	155
2017	9.96	0.27	0.06	0.33	(0.27)	—	(0.27)	10.02	3.38	1,688,561	0.15		0.15		0.32		2.72	151
Dynamic Asset Allocation Fund
Class A
2021	$19.41	$0.30	$7.99	$8.29	$(0.44)	$(2.19)	$(2.63)	$25.07	45.21%	$2,059,300	0.08%		0.08%		0.66%		1.34%	17%
2020	19.62	0.37	2.02	2.39	(0.61)	(1.99)	(2.60)	19.41	11.85	1,722,704	0.08		0.08		0.67		1.83	10
2019	19.83	0.40	(0.27)	0.13	(0.13)	(0.21)	(0.34)	19.62	0.75	2,291,808	0.08		0.08		0.67		1.98	5
2018	18.57	0.36	1.65	2.01	(0.50)	(0.25)	(0.75)	19.83	10.83	2,503,365	0.07		0.07		0.66		1.85	12
2017	15.83	0.34	2.67	3.01	(0.27)	—	(0.27)	18.57	19.17	2,474,189	0.08		0.08		0.66		2.00	8
Multi-Asset Real Return Fund
Class A
2021	$7.36	$0.20	$0.83	$1.03	$(0.18)	$—	$(0.18)	$8.21	14.17%	$711,205	0.43	%(2)	0.43	%(2)	0.84	%(2)	2.58%	63%
2020	7.78	0.17	(0.42)	(0.25)	(0.17)	—	(0.17)	7.36	(3.38)	754,191	0.88	(3)	0.88	(3)	1.30	(3)	2.26	53
2019	8.06	0.19	(0.20)	(0.01)	(0.27)	—	(0.27)	7.78	0.03	911,520	1.00	(4)	1.00	(4)	1.43	(4)	2.36	22
2018	8.07	0.18	(0.06)	0.12	(0.13)	—	(0.13)	8.06	1.45	979,909	0.72	(3)	0.72	(3)	1.14	(3)	2.23	22
2017	8.28	0.17	(0.24)	(0.07)	(0.14)	—	(0.14)	8.07	(0.85)	766,218	0.53	(5)	0.53	(5)	0.90	(5)	2.02	58

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.005.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.21%, 0.21% and 0.62%, respectively.

(3)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.20%, 0.20% and 0.62%, respectively.

(4)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.19%, 0.19% and 0.62%, respectively.

(5)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.25%, 0.25% and 0.62%, respectively

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	409

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

May 31, 2021

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 registered funds: Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation and Multi-Asset Real Return (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment goals, principal strategies and risks.

The DAA Commodity Strategy Subsidiary, Ltd. and the MARR Commodity Strategy Subsidiary, Ltd. (the “Subsidiaries”) are wholly-owned subsidiaries of the Dynamic Asset Allocation and Multi-Asset Real Return Funds, respectively. The Subsidiaries are organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation and Multi-Asset Real Return Funds and their respective subsidiary has been consolidated on the Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows of Multi-Asset Real Return Fund and Consolidated Financial Highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing

410	SEI Institutional Investments Trust / Annual Report / May 31, 2021

a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its Net Asset Value (“NAV”), the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee

(the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that

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could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares. As a result, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Emerging Markets Debt and Multi-Asset Real Return Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.) or quoted prices for identical instruments in inactive markets

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

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For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended May 31, 2021, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income and expense is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Consent fees and amendment income received from Bank Loans is recorded as interest income in the accompanying Statements of Operations.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/

Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Cash Equivalents, as shown on the Summary Schedule of Investments or Schedule of Investments, are classified as Investments on the Statements of Assets and Liabilities.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open reverse repurchase agreements as of May 31, 2021, if applicable.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Assets are then segregated to cover the requirements to repurchase the assets. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments

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May 31, 2021

for details regarding open reverse repurchase agreements as of May 31, 2021, if applicable.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of commodities or commodity indices. The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also invest in equity securities of issuers in commodity-related industries.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Dynamic Asset Allocation and Multi-Asset Real Return Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2021, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed

414	SEI Institutional Investments Trust / Annual Report / May 31, 2021

to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of May 31, 2021, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, or Consolidated Summary Schedule of Investments for details regarding Master Limited Partnerships, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The World Select Equity, Core Fixed Income, Long Duration Fund, Long Duration Credit Fund, Dynamic Asset Allocation and Multi-Asset Real Return Funds had options/swaption contracts as of May 31, 2021, as disclosed in the Funds’ Schedule of Investments or Consolidated Summary Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule

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May 31, 2021

of Investments, Summary Schedule of Investments, or Consolidated Summary Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2021, if applicable.

Securities Sold Short—To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of May 31, 2021, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection

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with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss on the Statements of Operations or Consolidated Statements of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of May 31, 2021, if applicable.

Forward Treasury Commitments — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness

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May 31, 2021

of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at May 31, 2021. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond and Intermediate Duration Credit Funds; declared and paid at least annually for the Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Limited Duration Bond, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, with the exception of the World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only

418	SEI Institutional Investments Trust / Annual Report / May 31, 2021

determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Restricted Securities — As of May 31, 2021, the following Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, this Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2021, were as follows:

	Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

High Yield Bond Fund

Aventine (Escrow Security)	2,600	11/30/2010	11/30/2010	$0	$0	0.00%

Investment in Subsidiary — The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in their own Subsidiary. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their own Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

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NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of May 31, 2021, the Multi-Asset Real Return Fund is the buyer (“receiving protection”) on a total notional amount of $138.0 million. Additionally, the Core Fixed Income and Multi-Asset Real Return Funds are the sellers (“providing protection”) on a total notional amount of $272.0 million and $11.3 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

Core Fixed Income Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index

Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$—	$—	$—	$6,872,335	$6,872,335

Maximum potential amount of future payments	—	—	—	271,962,000	271,962,000

Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	—	—	—	—	—

Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)

0-100	$—	$—	$271,962,000	$0	$—	$271,962,000

Greater than 100	—	—	—	—	—	—

Total	$—	$—	$271,962,000	$0	$—	$271,962,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Multi-Asset Real Return Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index

Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$—	$—	$(2,424,000)	$—	$(2,424,000)

Maximum potential amount of future payments	—	—	11,292,000	—	11,292,000

Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	—	—	—	—	—

Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

420	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)
0-400	$—	$—	$—	$—	$—	$—
Greater than 400	—	—	—	—	11,292,000	11,292,000

Total	$—	$—	$—	$—	$11,292,000	$11,292,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments and the Statements of Operations or Consolidated Statements of Operations.

The fair value of derivative instruments as of May 31, 2021 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives

	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value

Global Managed Volatility Fund

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$5*	Net Assets — Unrealized depreciation on futures contracts		$12*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,280	Unrealized loss on forward foreign currency contracts		1,872

Total derivatives not accounted for as hedging instruments		$2,285			$1,884

World Equity Ex-US Fund

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$4,681*	Net Assets — Unrealized depreciation on futures contracts		$7*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	13,378	Unrealized loss on forward foreign currency contracts		3,687

Total derivatives not accounted for as hedging instruments		$18,059			$3,694

Screened World Select Equity Ex-US Fund

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$57*	Net Assets — Unrealized depreciation on futures contracts	$	—*

Total derivatives not accounted for as hedging instruments		$57			$—

SEI Institutional Investments Trust / Annual Report / May 31, 2021	421

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

	Asset Derivatives		Liability Derivatives

	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value

World Select Equity Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$1,455*	Net Assets — Unrealized depreciation on futures contracts	$564*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,106	Unrealized loss on forward foreign currency contracts	861
	Options purchased, at value	44	Options written, at value	—

Total derivatives not accounted for as hedging instruments		$2,605		$1,425

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$2,777*	Net Assets — Unrealized depreciation on futures contracts	$2,263*
	Net Assets — Unrealized appreciation on swap contracts	15,055†	Net Assets — Unrealized depreciation on swap contracts	1,796†
	Options purchased, at value	350	Options written, at value	381
	Swaptions purchased, at value	230	Swaptions written, at value	—
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	1,345†	Net Assets — Unrealized depreciation on swap contracts	—†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,655	Unrealized loss on forward foreign currency contracts	371
	Options purchased, at value	153	Options written, at value	227

Total derivatives not accounted for as hedging instruments		$21,565		$5,038

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$4,458†	Net Assets — Unrealized depreciation on swap contracts	$3,492†
	Net Assets — Unrealized appreciation on future contracts	1,128*	Net Assets — Unrealized depreciation on future contracts	19*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	17,849	Unrealized loss on forward foreign currency contracts	15,325

Total derivatives not accounted for as hedging instruments		$23,435		$18,836

Dynamic Asset Allocation Fund
Interest rate contracts	Swaptions purchased, at value	$36,637	Swaptions written, at value	$—
	Net Assets — Unrealized appreciation on swap contracts	4,452†	Net Assets — Unrealized depreciation on swap contracts	—
Commodity contracts	Net Assets — Unrealized appreciation on swap contracts	16,438†	Net Assets — Unrealized depreciation on swap contracts	209†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	6,378*	Net Assets — Unrealized depreciation on futures contracts	—*
	Net Assets — Unrealized appreciation on swap contracts	2,139†	Net Assets — Unrealized depreciation on swap contracts	—†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1	Unrealized loss on forward foreign currency contracts	124
	Options purchased, at value	23	Options written, at value	—

Total derivatives not accounted for as hedging instruments		$66,068		$333

422	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value

Multi-Asset Real Return Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$16*	Net Assets — Unrealized depreciation on futures contracts	$140*
	Net Assets — Unrealized appreciation on swap contracts	546†	Net Assets — Unrealized depreciation on swap contracts	2,088†
	Swaptions purchased, at value	—	Swaptions written, at value	111
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	1,819*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	254†	Net Assets — Unrealized depreciation on swaps contracts	2,195†
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	5,361*	Net Assets — Unrealized depreciation on futures contracts	305*
	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	122†
	Options purchased, at value	1,887	Options written, at value	651
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	342	Unrealized loss on forward foreign currency contracts	1,190

Total derivatives not accounted for as hedging instruments		$8,406		$8,621

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended May 31, 2021.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund

Foreign exchange contracts	$—	$—	$—	$(41,361)	$—	$(41,361)
Equity contracts	—	—	14,071	—	—	14,071
Total	$—	$—	$14,071	$(41,361)	$—	$(27,290)
World Equity Ex-US Fund

Foreign exchange contracts	$—	$—	$—	$(9,803)	$—	$(9,803)
Equity contracts	—	—	38,859	—	—	38,859
Total	$—	$—	$38,859	$(9,803)	$—	$29,056
Screened World Select Equity Ex-US Fund

Foreign exchange contracts	$—	$—	$—	$(119)	$—	$(119)
Equity contracts	—	—	817	—	—	817
Total	$—	$—	$817	$(119)	$—	$698
World Select Equity Fund

Foreign exchange contracts	$—	$(2,464)	$—	$2,642	$—	$178
Equity contracts	—	—	11,241	—	—	11,241
Total	$—	$(2,464)	$11,241	$2,642	$—	$11,419
Core Fixed Income Fund

Interest rate contracts	$631	$1,310	$(34,876)	$—	$(22,910)	$(55,845)
Foreign exchange contracts	—	—	—	718	—	718
Credit contracts	—	—	—	—	7,099	7,099
Total	$631	$1,310	$(34,876)	$718	$(15,811)	$(48,028)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	423

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund

Interest rate contracts	$—	$(376)	2,612	$—	$2,848	$5,084
Foreign exchange contracts	—	—	—	96	330	426
Credit contracts	—	—	—	—	(3,169)	(3,169)
Total	$—	$(376)	$2,612	$96	$9	$2,341
Dynamic Asset Allocation Fund

Interest rate contracts	$11,250	$—	$—	$—	$(715)	$10,535
Equity contracts	—	—	63,061	—	—	63,061
Foreign exchange contracts	—	79	—	(46)	—	33
Commodity contracts	—	—	—	—	40,404	40,404
Total	$11,250	$79	$63,061	$(46)	$39,689	$114,033
Multi-Asset Real Return Fund

Interest rate contracts	$361	$—	$4,813	$—	$(3,891)	$1,283
Foreign exchange contracts	—	—	—	(2,546)	—	(2,546)
Credit contracts	608	—	—	—	(6,405)	(5,797)
Equity contracts	—	—	(15,160)	—	—	(15,160)
Commodity contracts	—	(2,818)	37,759	—	14,443	49,384
Total	$969	$(2,818)	$27,412	$(2,546)	$4,147	$27,164

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund

Foreign exchange contracts	$—	$—	$—	$5,296	$—	$5,296
Equity contracts	—	—	(1,595)	—	—	(1,595)
Total	$—	$—	$(1,595)	$5,296	$—	$3,701
World Equity Ex-US Fund

Foreign exchange contracts	$—	$—	$—	$12,439	$—	$12,439
Equity contracts	—	—	(469)	—	—	(469)
Total	$—	$—	$(469)	$12,439	$—	$11,970
Screened World Select Equity Ex-US Fund

Foreign exchange contracts	$—	$—	$—	$27	$—	$27
Equity contracts	—	—	17	—	—	17
Total	$—	$—	$17	$27	$—	$44
World Select Equity Fund

Foreign exchange contracts	$—	$11	$—	$(31)	$—	$(20)
Equity contracts	—	—	(1,622)	—	—	(1,622)
Total	$—	$11	$(1,622)	$(31)	$—	$(1,642)
Core Fixed Income Fund

Interest rate contracts	$(243)	$(177)	$(84)	$—	$36,541	$36,037
Foreign exchange contracts	—	(229)	—	1,368	—	1,139
Credit contracts	(252)	—	—	—	(1,952)	(2,204)
Total	$(495)	$(406)	$(84)	$1,368	$34,589	$34,972
Emerging Markets Debt Fund

Interest rate contracts	$—	$347	$(1,239)	$—	$(3,250)	$(4,142)
Foreign exchange contracts	—	—	—	7,312	96	7,408
Credit contracts	—	—	—	—	1,999	1,999
Total	$—	$347	$(1,239)	$7,312	$(1,155)	$5,265
Dynamic Asset Allocation Fund

Interest rate contracts	$20,451	$—	$—	$—	$4,452	$24,903
Foreign exchange contracts	—	(111)	—	(330)	—	(441)
Equity contracts	—	—	(2,128)	—	2,139	11
Commodity contracts	—	—	—	—	(1,617)	(1,617)
Total	$20,451	$(111)	$(2,128)	$(330)	$4,974	$22,856

424	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Multi-Asset Real Return Fund

Interest rate contracts	$(201)	$—	$152	$—	$1,988	$1,939
Foreign exchange contracts	—	—	—	(677)	—	(677)
Credit contracts	—	—	—	—	4,463	4,463
Equity contracts	—	—	4,808	—	—	4,808
Commodity contracts	—	748	3,298	—	(213)	3,833
Total	$(201)	$748	$8,258	$(677)	$6,238	$14,366

The following table discloses the volume of the Funds’ futures contracts, option contracts, forward foreign currency contracts and swap contracts activity during the year ended May 31, 2021 ($ Thousands):

		Large Cap Disciplined			Extended Market
	Large Cap Fund	Equity Fund	Large Cap Index Fund	S&P 500 Index Fund	Index Fund
Futures Contracts:

Equity Contracts
Average Notional Balance Long	$10,445	$24,774	$10,135	$79,404	$8,134
Ending Notional Balance Long	13,919	16,846	6,995	73,494	7,876
Swaps:

Equity Contracts
Average Notional Balance Long	–	72,617	–	–	–
Ending Notional Balance Long	–	76,454	–	–	–

		U.S. Equity Factor	U.S. Managed
	Small Cap II Fund	Allocation Fund	Volatility Fund
Futures Contracts:

Equity Contracts
Average Notional Balance Long	$335	$7,255	$10,146
Ending Notional Balance Long	–	6,938	6,168

	Global Managed	World Equity Ex-US	Screened World Equity	World Select Equity
	Volatility Fund	Fund	Ex-US Fund	Fund
Futures Contracts:

Equity Contracts
Average Notional Balance Long	$21,045	$133,593	$1,789	$67,197
Average Notional Balance Short	–	–	–	46,001
Ending Notional Balance Long	15,282	382,111	2,401	53,903
Ending Notional Balance Short	–	–	–	41,566

Forward Foreign Currency Contracts:
Average Notional Balance Long	544,700	930,522	1,425	292,654
Average Notional Balance Short	547,636	928,841	1,446	292,395
Ending Notional Balance Long	528,531	1,212,391	–	244,898
Ending Notional Balance Short	528,124	1,202,677	–	244,652
Options/Swaptions:

Currency
Average Notional Balance Long†	–	–	–	41
Ending Notional Balance Long†	–	–	–	9

	Emerging Markets	Opportunistic Income	Core Fixed Income
	Equity Fund	Fund	Fund	High Yield Bond Fund
Futures Contracts:

Equity Contracts
Average Notional Balance Long	$26,369	$–	$–	$–
Ending Notional Balance Long	58,066	–	–	–

Interest Contracts

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NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

	Emerging Markets	Opportunistic Income	Core Fixed Income
	Equity Fund	Fund	Fund	High Yield Bond Fund
Futures Contracts: (continued)
Average Notional Balance Long	$–	$–	$973,922	$–

Average Notional Balance Short	–	42,794	1,500,929	–
Ending Notional Balance Long	–	–	1,480,639	–
Ending Notional Balance Short	–	45,208	2,011,973	–

Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	47,139	810
Average Notional Balance Short	–	–	46,736	811
Ending Notional Balance Long	–	–	49,747	3,240
Ending Notional Balance Short	–	–	48,463	3,245

Swaps:

Credit Contracts

Average Notional Balance Short	–	–	268,081	1,920
Ending Notional Balance Short	–	–	271,962	–

Interest Contracts

Average Notional Balance	–	–	290,345	–
Ending Notional Balance	–	–	524,681	–

Options/Swaptions:

Interest

Average Notional Balance Long†	–	–	663	–
Average Notional Balance Short†	–	–	664	–
Ending Notional Balance Long†	–	–	687	–
Ending Notional Balance Short†	–	–	788	–

Currency

Average Notional Balance Long†	–	–	70	–
Average Notional Balance Short†	–	–	31	–
Ending Notional Balance Long†	–	–	279	–
Ending Notional Balance Short†	–	–	124	–

		Long Duration Credit	Ultra Short Duration	Emerging Markets
	Long Duration Fund	Fund	Bond Fund	Debt Fund
Futures Contracts:

Interest Contracts

Average Notional Balance Long	$117,016	$215,027	$32,183	$54,556
Average Notional Balance Short	72,547	140,213	5,393	74,613
Ending Notional Balance Long	115,666	303,656	21,495	50,857
Ending Notional Balance Short	79,634	182,742	5,302	87,888

Forward Foreign Currency Contracts:

Average Notional Balance Long	–	–	–	1,265,994
Average Notional Balance Short	–	–	–	1,265,724
Ending Notional Balance Long	–	–	–	1,414,631
Ending Notional Balance Short	–	–	–	1,409,770

Swaps:

Credit Contracts

Average Notional Balance Long	–	–	–	11,717

Interest Contracts

Average Notional Balance	–	–	–	333,660
Ending Notional Balance	–	–	–	326,666

Foreign Exchange Contracts

Average Notional Balance Long	–	–	–	2,708

Options/Swaptions:

Currency

Average Notional Balance Long†	23	39	–	94
Ending Notional Balance Long†	47	78	–	–

426	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
Futures Contracts:

Commodity Contracts

Average Notional Balance Long	$–	$–	$–	$106,165
Average Notional Balance Short	–	–	–	21,959
Ending Notional Balance Long	–	–	–	72,254
Ending Notional Balance Short	–	–	–	17,568

Equity Contracts

Average Notional Balance Long	–	–	145,612	–
Average Notional Balance Short	–	–	–	29,869
Ending Notional Balance Long	–	–	91,942	–
Ending Notional Balance Short	–	–	–	29,088

Interest Contracts

Average Notional Balance Long	2,816	2,337	–	15,190
Average Notional Balance Short	12,010	20,291	–	126,810
Ending Notional Balance Long	–	–	–	21,379
Ending Notional Balance Short	15,030	19,040	–	160,119

Forward Foreign Currency Contracts:

Average Notional Balance Long	–	–	131,231	116,116
Average Notional Balance Short	–	–	131,316	116,613
Ending Notional Balance Long	–	–	112,115	71,120
Ending Notional Balance Short	–	–	112,238	71,968

Swaps:

Total Return Basket Swaps

Average Notional Balance Long	–	–	252,370	–
Ending Notional Balance Long	–	–	270,815	–

Total Return Contracts

Average Notional Balance Long	–	–	–	1,400
Average Notional Balance Short	–	–	–	19,225
Ending Notional Balance Long	–	–	–	2,800
Ending Notional Balance Short	–	–	–	15,380

Credit Contracts

Average Notional Balance Long	–	–	–	151,994
Average Notional Balance Short	–	–	–	18,075
Ending Notional Balance Long	–	–	–	137,984
Ending Notional Balance Short	–	–	–	11,292

Interest Contracts

Average Notional Balance	–	–	35,252	154,950
Ending Notional Balance	–	–	70,504	82,031

Commodity Contracts

Average Notional Balance Long	–	–	–	38,535
Average Notional Balance Short	–	–	–	–
Ending Notional Balance Long	–	–	–	37,513
Ending Notional Balance Short	–	–	–	–

Options/Swaptions:

Commodity

Average Notional Balance Long†	–	–	–	1,287
Average Notional Balance Short†	–	–	–	400
Ending Notional Balance Long†	–	–	–	834
Ending Notional Balance Short†	–	–	–	247

Interest

Average Notional Balance Long†	–	–	12,013	93

SEI Institutional Investments Trust / Annual Report / May 31, 2021	427

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
Options/Swaptions: (continued)

Average Notional Balance Short†	$–	$–	$–	$535
Ending Notional Balance Long†	–	–	14,603	–
Ending Notional Balance Short†	–	–	–	116

Currency

Average Notional Balance Long†	–	–	2,007	–
Average Notional Balance Short†	–	–	–	70
Ending Notional Balance Long†	–	–	1,000	–

† Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. Refer to each Fund’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities for market value and variation margin of exchange-traded or centrally cleared financial derivative instruments.

Securities with an aggregate market value of $229,371 ($ Thousands) have been pledged and $103,272 ($ Thousands) in cash has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of May 31, 2021.

428	SEI Institutional Investments Trust / Annual Report / May 31, 2021

The table below summarizes the collateral pledged by Fund:

	Securities at Aggregate Market Value (Thousands)	Cash ($ Thousands)	Total ($ Thousands)
Large Cap Fund	$–	$802	$802
Large Cap Disciplined Equity Fund	120	2,178	2,298
Large Cap Index Fund	–	387	387
S&P 500 Index Fund	–	4,125	4,125
Extended Market Index Fund	–	423	423
Small Cap Fund	–	26	26
Small Cap II Fund	–	1,183	1,183
Small/Mid Cap Equity Fund	–	449	449
U.S. Managed Volatility Fund	–	726	726
Global Managed Volatility Fund	–	18	18
World Equity Ex-US Fund	–	24,880	24,880
Screened World Equity Ex-US Fund	–	159	159
World Select Equity Fund	–	5,709	5,709
Emerging Markets Equity Fund	–	4,793	4,793
Opportunistic Income Fund	346	518	864
Core Fixed Income Fund	3,517	25,081	28,598
Long Duration Fund	1,065	3,060	4,125
Ultra Short Duration Bond Fund	4,198	1,691	5,889
Ultra Short Duration Bond Fund	–	54	54
Emerging Markets Debt Fund	–	8,282	8,282
Limited Duration Bond Fund	–	382	382
Intermediate Duration Credit	456	–	456
Dynamic Asset Allocation Fund	–	8,879	8,879
Multi-Asset Real Return Fund	219,669	9,467	229,136
Total	$229,371	$103,272	$332,643

International Swaps and Derivatives Association, Inc.

Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received) pledged as of May 31, 2021 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Large Cap Disciplined Equity Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
BAML	$ —	$ —	$ —	$ —	$ —	$ —	$ 834	$ —	$ 834	$(834)	$—	$(834)
Total Over the Counter	$ —	$ —	$ —	$ —	$ —	$ —	$ 834	$ —	$ 834

	Financial Derivative Assets				Financial Derivative Liabilities
Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Brown Brothers Harriman	$ 2,280	$ —	$ —	$ 2,280	$ 1,872	$ —	$ —	$ —	$ 1,872	$408	$—	$408
Total Over the Counter	$ 2,280	$ —	$ —	$ 2,280	$ 1,872	$ —	$ —	$ —	$ 1,872

SEI Institutional Investments Trust / Annual Report / May 31, 2021	429

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

	Financial Derivative Assets				Financial Derivative Liabilities
World Equity Ex-US Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Bank of America	$ 1,965	$ —	$ —	$ 1,965	$ 192	$ —	$ —	$ —	$ 192	$ 1,773	$ —	$ 1,773
Barclays PLC	1,753	—	—	1,753	709	—	—	—	709	1,044	—	1,044
BNP Paribas	95	—	—	95	225	—	—	—	225	(130)	—	(130)
Citigroup	4,259	—	—	4,259	80	—	—	—	80	4,179	—	4,179
Deutsche Bank	104	—	—	104	—	—	—	—	—	104	—	104
Goldman Sachs	1,659	—	—	1,659	300	—	—	—	300	1,359	—	1,359
HSBC	1,620	—	—	1,620	624	—	—	—	624	996	—	996
JPMorgan Chase Bank	188	—	—	188	451	—	—	—	451	(263)	—	(263)
Morgan Stanley	1,348	—	—	1,348	802	—	—	—	802	546	—	546
National Bank of Australia	—	—	—	—	24	—	—	—	24	(24)	—	(24)
RBS	11	—	—	11	27	—	—	—	27	(16)	—	(16)
Standard Bank	267	—	—	267	87	—	—	—	87	180	—	180
UBS	109	—	—	109	166	—	—	—	166	(57)	—	(57)
Total Over the Counter	$ 13,378	$ —	$ —	$ 13,378	$ 3,687	$ —	$ —	$ —	$ 3,687

	Financial Derivative Assets				Financial Derivative Liabilities
World Select Equity Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Brown Brothers Harriman	$ 1,077	$ —	$ —	$ 1,077	$ 833	$ —	$ —	$ —	$ 833	$ 244	$ —	$ 244
Standard Chartered	29	—	—	29	28	—	—	—	28	1	—	1
Total Over the Counter	$ 1,106	$ —	$ —	$ 1,106	$ 861	$ —	$ —	$ —	$ 861

	Financial Derivative Assets				Financial Derivative Liabilities
Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Bank of America Merrill Lynch	$ —	$ 230	$ —	$ 230	$ —	$ —	$ —	$ —	$ —	$ 230	$ —	$ 230
BNP Paribas	—	—	—	—	162	—	—	—	162	(162)	—	(162)
Citigroup	836	—	—	836	93	—	—	—	93	743	—	743
Goldman Sachs	—	—	—	—	116	—	—	—	116	(116)	—	(116)
Morgan Stanley	819	—	—	819	—	—	—	—	—	819	—	819
Goldman Sachs	—	—	—	—	—	—	—	—	—	—	—	—
Total Over the Counter	$ 1,655	$ 230	$ —	$ 1,885	$ 371	$ —	$ —	$ —	$ 371

	Financial Derivative Assets				Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$ 918	$ —	$ —	$ 918	$ 3,487	$ —	$ —	$ —	$ 3,487	$ (2,569)	$ —	$ (2,569)
Citibank	—	—	97	97	—	—	—	—	—	97	—	97
Citigroup	6,051	—	—	6,051	3,469	—	—	—	3,469	2,582	—	2,582
Goldman Sachs	4,114	—	2,592	6,706	3,067	—	49	—	3,116	3,590	—	3,590
JPMorgan Chase Bank	2,635	—	37	2,672	3,623	—	56	—	3,679	(1,007)	—	(1,007)
Merrill Lynch	1,665	—	—	1,665	—	—	—	—	—	1,665	—	1,665
Morgan Stanley	149	—	—	149	308	—	—	—	308	(159)	—	(159)
Standard Bank	1,851	—	—	1,851	509	—	—	—	509	1,342	—	1,342
Standard Chartered	83	—	—	83	288	—	—	—	288	(205)	—	(205)
State Street	383	—	—	383	574	—	—	—	574	(191)	—	(191)
Total Over the Counter	$ 17,849	$ —	$ 2,726	$ 20,575	$ 15,325	$ —	$ 105	$ —	$ 15,430

430	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	Financial Derivative Assets				Financial Derivative Liabilities
Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Bank of America	$ 1	$ 36,637	$ —	$ 36,638	$ 124	$ —	$ —	$ —	$ 124	$ 36,514	$ —	$ 36,514
BNP Paribas	—	—	18,577	18,577	—	—	209	—	209	18,368	—	18,368
Total Over the Counter	$ 1	$ 36,637	$ 18,577	$ 55,215	$ 124	$ —	$ 209	$ —	$ 333

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Real Return Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Bank of America	$ 22	$ —	$ —	$ 22	$ 102	$ —	$ —	$ —	$ 102	$ (80)	$ —	$ (80)
Barclays PLC	—	—	44	44	73	—	320	—	393	(349)	320	(29)
BNP Paribas	7	—	—	7	213	—	—	—	213	(206)	—	(206)
Brown Brothers Harriman	8	—	—	8	11	—	—	—	11	(3)	—	(3)
Chase Securities	—	—	—	—	—	—	—	29,537	29,537	(29,537)	29,537	—
Citibank	—	—	894	894	—	—	173	—	173	721	—	721
Citigroup	—	—	—	—	630	—	—	—	630	(630)	—	(630)
Credit Suisse	—	—	—	—	—	—	734	—	734	(734)	110	(624)
Deutsche Bank	—	—	—	—	—	—	120	—	120	(120)	120	—
Goldman Sachs	—	—	49	49	—	—	824	—	824	(775)	1	(774)
HSBC	—	—	—	—	—	—	—	128,829	128,829	(128,829)	128,829	—
JPMorgan Chase	—	—	23	23	—	—	287	—	287	(264)	—	(264)
Macquarie Bank	—	—	—	—	—	—	35	—	35	(35)	35	—
Merrill Lynch	—	—	—	—	—	—	53	—	53	(53)	—	(53)
Morgan Stanley	305	—	78	383	1	111	—	—	112	271	—	271
RBS	—	—	—	—	160	—	—	—	160	(160)	—	(160)
Societe Generale	—	—	—	—	—	—	34	—	34	(34)	—	(34)
Total Over the Counter	$ 342	$ —	$ 1,088	$ 1,430	$ 1,190	$ 111	$ 2,580	$ 158,366	$ 162,247

(1)	Excess collateral pledged is not shown for financial reporting purposes.

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION AND MULTI-ASSET REAL RETURN FUNDS

The Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation and Multi-Asset Real Return Funds include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of May 31 for financial statement consolidation purposes and a nonconforming tax year end of April 30.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). The Subsidiaries taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest up to 25% of their total assets in their respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at May 31, 2021 ($ Thousands)	% of Total Net Assets at May 31, 2021
Dynamic Asset Allocation Commodity Strategy Subsidiary, Ltd.	January 28, 2014	$74,630	3.62%

Multi-Asset Real Return Commodity Strategy Subsidiary, Ltd.	June 27, 2013	$93,672	13.17%

SEI Institutional Investments Trust / Annual Report / May 31, 2021	431

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2021, the Administrator has voluntarily agreed to waive all of its fees. The Funds’ Administrator may discontinue all or part of these voluntary waivers at any time.

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC plans to voluntarily waive a portion of its fees in order to keep investment advisory fees at a specified level. The Funds’ Adviser may discontinue all or part of these voluntary waivers at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.16%
Large Cap Disciplined Equity Fund	0.40	0.16
Large Cap Index Fund	0.05	0.01
S&P 500 Index Fund	0.03	0.01
Extended Market Index Fund	0.12	0.03
Small Cap Fund	0.65	0.42
Small Cap II Fund	0.65	0.41
Small/Mid Cap Equity Fund	0.65	0.39
U.S. Equity Factor Allocation Fund	0.25	0.00
U.S. Managed Volatility Fund	0.65	0.18
Global Managed Volatility Fund	0.65	0.22
World Equity Ex-US Fund	0.55	0.27
Screened World Equity Ex-US Fund	0.65	0.24
World Select Equity Fund	0.55	0.30
Emerging Markets Equity Fund(1)	1.05	0.53
Opportunistic Income Fund	0.45	0.21
Core Fixed Income Fund	0.30	0.10
High Yield Bond Fund	0.4875	0.27
Long Duration Fund	0.30	0.13
Long Duration Credit Fund	0.30	0.13
Ultra Short Duration Bond Fund	0.15	0.10
Emerging Markets Debt Fund	0.85	0.36
Real Return Fund	0.22	0.00
Limited Duration Bond Fund	0.25	0.09
Intermediate Duration Credit Fund	0.25	0.13
Dynamic Asset Allocation Fund	0.60	0.06
Multi-Asset Real Return Fund	0.55	0.19

(1)	Effective September 30, 2020, SIMC, the Fund’s investment adviser, has contractually agreed to waive or reduce its management fee for a period of one year as necessary to keep the management fee paid by the Fund during the fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until September 30, 2021 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

As of May 31, 2021, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser

Large Cap Fund
Acadian Asset Management LLC
Coho Partners, Ltd.
Cullen Capital Management, Inc.
Fred Alger Management, Inc.
LSV Asset Management*
Mar Vista Investment Partners, LLC
Large Cap Disciplined Equity Fund
Acadian Asset Management LLC
Ceredex Value Advisors, LLC
Coho Partners, Ltd.
Mackenzie Investments Corporation
Quantitative Management Associates LLC
Large Cap Index Fund
SSGA Funds Management, Inc.
S&P 500 Index Fund
SSGA Funds Management, Inc.
Extended Market Index Fund
SSGA Funds Management, Inc.
Small Cap Fund
Axiom International Investors, LLC
EAM Investors, LLC
LMCG Investments, LLC
Los Angeles Capital Management, LLC
LSV Asset Management*
Martingale Asset Management, L.P.
Small Cap II Fund
ArrowMark Colorado Holdings, LLC
Copeland Capital Management, LLC
EAM Investors, LLC
LMCG Investments, LLC
Los Angeles Capital Management, LLC
Snow Capital Management, L.P.
Small/Mid Cap Equity Fund
ArrowMark Colorado Holdings, LLC
Axiom International Investors, LLC
Cardinal Capital Management, LLC
Copeland Capital Management, LLC
Jackson Creek Investment Advisors
LSV Asset Management*
U.S. Managed Volatility Fund
LSV Asset Management*
Wells Capital Management, Inc.
Global Managed Volatility Fund

432	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Acadian Asset Management, LLC

LSV Asset Management*

Wells Capital Management, Inc.

World Equity Ex-US Fund

Acadian Asset Management, LLC

AllianceBernstein, L.P.

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust

JO Hambro Capital Management Limited

Lazard Asset Management LLC

McKinley Capital Management, LLC

Wells Capital Management, Inc.

Screened World Equity Ex-US Fund

Acadian Asset Management LLC

Lazard Asset Management LLC

McKinley Capital Management, LLC

Wells Capital Management, Inc.

World Select Equity Fund

AS Trigon Asset Management

Fiera Capital Inc.

Fondmaeglerselskabet Maj Invest A/S

INTECH Investment Management LLC

LSV Asset Management*

Mackenzie Investments Corporation

Metropole Gestion SA

Poplar Forest Capital LLC

Rhicon Currency Management Pte Ltd.

Sompo Japan Nipponkoa Asset Management Co., Ltd.

Towle & Co.

Emerging Markets Equity Fund

Causeway Capital Management LLC

JO Hambro Capital Management Limited

KBI Global Investors (North America) Ltd.

Robeco Asset Management

RWC Asset Advisers (US) LLC

WCM Investment Management

Opportunistic Income Fund

Ares Management, LLC

Manulife Investment Management (US) LLC

Schroder Investment Management North America Inc.

Wellington Management Company, LLP

Core Fixed Income Fund

Jennison Associates LLC

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Wells Capital Management, Inc.

Western Asset Management Company

Western Asset Management Company Limited

High Yield Bond Fund

Ares Management, LLC

Benefit Street Partners, LLC

Brigade Capital Management, LP

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Long Duration Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management America, Inc.

Metropolitan West Asset Management LLC

Long Duration Credit Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management America, Inc.

MetLife Investment Management, LLC

Metropolitan West Asset Management LLC

Ultra Short Duration Bond Fund

MetLife Investment Management, LLC

Wellington Management Company, LLP

Emerging Markets Debt Fund

Colchester Global Investors Limited

Marathon Asset Management L.P.

Ninety One UK Limited

Neuberger Berman Investment Advisers, LLC

Stone Harbor Investment Partners, L.P.

Limited Duration Bond Fund

MetLife Investment Management, LLC

Metropolitan West Asset Management LLC

Intermediate Duration Credit Fund

Income Research & Management

Legal & General Investment Management America, Inc.

MetLife Investment Management, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Asset Real Return Fund

AllianceBernstein L.P.

Columbia Management Investment Advisers

Credit Suisse Asset Management, LLC

QS Investors, LLC

* Affiliated

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	433

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

Such commissions for the year ended May 31, 2021, were as follows ($ Thousands):

Large Cap Fund	$17
Large Cap Disciplined Equity Fund	30
U.S. Equity Factor Allocation Fund	130
World Equity Ex-US Fund	454
World Select Equity Fund	7

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Distributor or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity, Global Managed Volatility, U.S. Managed Volatility and World Select Equity Funds. For this service, LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2021, were as follows ($ Thousands):

Large Cap Fund	$297
Small Cap Fund	378
Small/Mid Cap Equity Fund	1,047
Global Managed Volatility Fund	3,668
U.S. Managed Volatility Fund	1,738
World Select Equity Fund	70

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations or Consolidated Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended May 31, 2021, can be found on the Financial Highlights or Consolidated Financial Highlights.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust (“SDIT”) Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

A Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended May 31, 2021, the Trust borrowed from SEI Institutional Managed Trust, Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

Fund	Date	Amount Borrowed	Interest Paid	Rate
Large Cap Index Fund	01/13/2021	$111,526	$3	1.09%
Extended Market Index Fund	01/13/2021	15,088	—	1.09
World Select Equity Fund	04/01/2021	6,500	1	1.06

At May 31, 2021, the Trust had no outstanding borrowings.

434	SEI Institutional Investments Trust / Annual Report / May 31, 2021

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund		S&P 500 Index Fund
	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020
Class A:
Shares Issued	5,250	8,333	12,404	11,247	1,857	2,492	75,175	99,518
Shares Issued in Lieu of Dividends and Distributions	4,316	7,268	11,561	19,706	268	1,589	10,219	9,053
Shares Redeemed	(18,288)	(22,129)	(34,285)	(83,861)	(2,698)	(2,789)	(64,131)	(112,404)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(8,722)	(6,528)	(10,320)	(52,908)	(573)	1,292	21,263	(3,833)

	Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund
	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020
Class A:
Shares Issued	21,466	30,732	1,468	3,402	9,911	7,323	10,206	16,185
Shares Issued in Lieu of Dividends and Distributions	2,317	3,050	852	1,067	273	1,625	3,645	7,102
Shares Redeemed	(28,423)	(17,062)	(6,044)	(4,799)	(11,522)	(7,934)	(25,951)	(42,836)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(4,640)	16,720	(3,724)	(330)	(1,338)	1,014	(12,100)	(19,549)

	U.S. Equity Factor Allocation Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		World Equity Ex-US Fund
	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020
Class A:
Shares Issued	21,653	6,875	10,616	25,783	31,060	66,064	79,949	108,154
Shares Issued in Lieu of Dividends and Distributions	1,255	1,565	2,111	5,791	4,882	10,106	10,655	16,182
Shares Redeemed	(24,297)	(23,348)	(39,732)	(22,403)	(81,410)	(40,527)	(152,337)	(118,366)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(1,389)	(14,908)	(27,005)	9,171	(45,468)	35,643	(61,733)	5,970

	Screened World Equity Ex-US Fund		World Select Equity Fund		Emerging Markets Equity Fund		Opportunistic Income Fund
	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020
Class A:
Shares Issued	1,285	915	2,455	7,611	18,014	30,204	21,600	13,099
Shares Issued in Lieu of Dividends and Distributions	135	149	1,520	2,286	1,804	2,023	3,322	6,172
Shares Redeemed	(2,083)	(595)	(30,363)	(60,153)	(32,294)	(23,703)	(27,688)	(63,916)
Total Increase (Decrease) in Shares Derived from Class A Transactions	(663)	469	(26,388)	(50,256)	(12,476)	8,524	(2,766)	(44,645)

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund
	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020
Class A:
Shares Issued	239,246	160,830 †	55,586	38,424	34,725	8,898	97,534 †	34,641
Shares Issued in Lieu of Dividends and Distributions	39,965	27,006	22,250	21,532	16,894	12,603	27,663	13,470
Shares Redeemed	(91,647)	(187,134)	(53,464)	(72,748)	(33,545)	(52,117)	(56,968)	(87,404)
Total Increase (Decrease) in Shares Derived from Class A Transactions	187,564	702	24,372	(12,792)	18,074	(30,616)	68,229	(39,293)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	435

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

	Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund
	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020
Class A:
Shares Issued	53,562	28,567	45,580	32,675	10,082	10,154	65,558	28,664
Shares Issued in Lieu of Dividends and Distributions	726	1,160	4,302	7,325	410	699	3,089	3,212
Shares Redeemed	(40,294)	(16,196)	(37,315)	(52,289)	(8,391)	(9,504)	(44,006)	(59,045)
Total Increase (Decrease) in Shares Derived from Class A Transactions	13,994	13,531	12,567	(12,289)	2,101	1,349	24,641	(27,169)

	Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020	6/1/2020 to 5/31/2021	6/1/2019 to 5/31/2020
Class A:
Shares Issued	95,735 †	48,596	8,888	10,494	14,445	18,326
Shares Issued in Lieu of Dividends and Distributions	15,390	8,802	10,191	11,538	1,849	2,347
Shares Redeemed	(45,304)	(54,319)	(25,713)	(50,072)	(32,175)	(35,354)
Total Increase (Decrease) in Shares Derived from Class A Transactions	65,821	3,079	(6,634)	(28,040)	(15,881)	(14,681)
† Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2021, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$777,784	$777,784
Sales	—	997,288	997,288
Large Cap Disciplined Equity Fund
Purchases	—	2,017,896	2,017,896
Sales	—	2,320,066	2,320,066
Large Cap Index Fund
Purchases	—	415,982	415,982
Sales	—	572,864	572,864
S&P 500 Index Fund
Purchases	—	1,249,620	1,249,620
Sales	—	1,025,618	1,025,618
Extended Market Index Fund
Purchases	—	960,940	960,940
Sales	—	1,176,048	1,176,048
Small Cap Fund
Purchases	—	328,777	328,777
Sales	—	407,890	407,890
Small Cap II Fund
Purchases	—	652,858,608	652,858,608
Sales	—	674,947,077	674,947,077
Small/Mid Cap Equity Fund
Purchases	—	980,189	980,189
Sales	—	1,249,676	1,249,676
U.S. Equity Factor Allocation Fund
Purchases	—	670,008	670,008
Sales	—	704,031	704,031
U.S. Managed Volatility Fund
Purchases	—	730,462,879	730,462,879
Sales	—	1,078,542,614	1,078,542,614

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Global Managed Volatility Fund
Purchases	$—	$1,444,800	$1,444,800
Sales	—	1,978,220	1,978,220
World Equity Ex-US Fund
Purchases	—	7,781,935	7,781,935
Sales	—	8,823,814	8,823,814
Screened World Equity Ex-US Fund
Purchases	—	111,062	111,062
Sales	—	118,822	118,822
World Select Equity Fund
Purchases	—	260,889	260,889
Sales	—	520,780	520,780
Emerging Markets Equity Fund
Purchases	—	1,022,199	1,022,199
Sales	—	1,172,588	1,172,588
Opportunistic Income Fund
Purchases	48,436	332,686	381,122
Sales	53,269	395,382	448,651
Core Fixed Income Fund
Purchases	30,025,117	3,011,404	33,036,521
Sales	28,090,381	3,028,595	31,118,976
High Yield Bond Fund
Purchases	—	1,850,192	1,850,192
Sales	—	1,770,864	1,770,864
Long Duration Fund
Purchases	1,142,392	303,987	1,446,379
Sales	992,272	370,921	1,363,193
Long Duration Credit Fund
Purchases	1,598,198	1,359,454	2,957,652
Sales	1,393,943	1,027,826	2,421,769
Ultra Short Duration Bond Fund
Purchases	62,899	349,195	412,094
Sales	59,353	236,557	295,910
Emerging Markets Debt Fund
Purchases	—	1,790,924	1,790,924
Sales	2,121	1,662,125	1,664,246

436	SEI Institutional Investments Trust / Annual Report / May 31, 2021

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Real Return Fund
Purchases	$156,530	$—	$156,530
Sales	140,491	—	140,491
Limited Duration Bond Fund
Purchases	1,429,388	716,548	2,145,936
Sales	1,423,371	603,286	2,026,657
Intermediate Duration Credit Fund
Purchases	2,577,168	1,522,914	4,100,082
Sales	2,348,754	1,188,005	3,536,759
Dynamic Asset Allocation Fund
Purchases	—	292,640	292,640
Sales	—	506,391	506,391
Multi-Asset Real Return Fund
Purchases	219,724	188,077	407,801
Sales	350,559	296,917	647,476

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify for or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October of 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The distribution requirement is consistent with the Funds’ policy. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement. As a conservative measure, the Funds will continue to follow their existing distribution policy.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the last two years or periods ended May 31, were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Distributions ($ Thousands)	Total ($ Thousands)
Large Cap Fund
	2021	$ 24,814	$ 45,068	$ —	$ 69,882
	2020	27,498	83,436	—	110,934
Large Cap Disciplined Equity Fund
	2021	78,121	50,782	—	128,903
	2020	31,591	184,542	—	216,133
Large Cap Index Fund
	2021	34,549	21,791	—	56,340
	2020	34,032	245,383	—	279,415
S&P 500 Index Fund
	2021	124,356	73,170	—	197,526
	2020	94,971	53,774	—	148,745
Extended Market Index Fund
	2021	18,602	28,050	—	46,652
	2020	16,646	30,850	—	47,496
Small Cap Fund
	2021	7,344	6,209	—	13,553
	2020	3,445	12,274	—	15,719

SEI Institutional Investments Trust / Annual Report / May 31, 2021	437

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Distributions ($ Thousands)	Total ($ Thousands)
Small Cap II Fund
	2021	$ 3,278	$ —	$ —	$ 3,278
	2020	3,438	13,644	—	17,082
Small/Mid Cap Equity Fund
	2021	23,971	18,737	—	42,708
	2020	10,942	66,185	—	77,127
U.S. Equity Factor Allocation Fund
	2021	16,124	—	—	16,124
	2020	17,282	—	—	17,282
U.S. Managed Volatility Fund
	2021	27,365	1,041	—	28,406
	2020	30,031	50,505	—	80,536
Global Managed Volatility Fund
	2021	58,756	—	—	58,756
	2020	90,508	40,171	—	130,679
World Equity Ex-US Fund
	2021	145,033	20,665	—	165,698
	2020	222,407	—	—	222,407
Screened World Equity Ex-US Fund
	2021	1,926	971	—	2,897
	2020	3,025	—	—	3,025
World Select Equity Fund
	2021	16,277	—	—	16,277
	2020	23,564	—	—	23,564
Emerging Markets Equity Fund
	2021	21,250	—	—	21,250
	2020	21,069	—	—	21,069
Opportunistic Income Fund
	2021	27,332	—	—	27,332
	2020	50,855	—	—	50,855
Core Fixed Income Fund
	2021	403,900	48,792	—	452,692
	2020	296,077	—	—	296,077
High Yield Bond Fund
	2021	193,700	—	—	193,700
	2020	184,908	—	—	184,908
Long Duration Fund
	2021	113,516	41,720	—	155,236
	2020	89,826	23,807	—	113,633
Long Duration Credit Fund
	2021	246,481	83,354	—	329,835
	2020	153,072	—	—	153,072
Ultra Short Duration Bond Fund
	2021	7,381	—	—	7,381
	2020	11,653	—	—	11,653
Emerging Markets Debt Fund
	2021	44,973	—	—	44,973
	2020	75,714	—	—	75,714
Real Return Fund
	2021	4,389	—	—	4,389
	2020	7,386	—	—	7,386
Limited Duration Bond Fund
	2021	30,787	2,116	—	32,903
	2020	32,944	—	—	32,944
Intermediate Duration Credit Fund
	2021	154,618	14,392	—	169,010

438	SEI Institutional Investments Trust / Annual Report / May 31, 2021

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Distributions ($ Thousands)	Total ($ Thousands)
	2020	$ 92,984	$ —	$ —	$ 92,984
Dynamic Asset Allocation Fund
	2021	38,458	188,348	—	226,806
	2020	58,738	183,697	—	242,435
Multi-Asset Real Return Fund
	2021	15,099	—	—	15,099
	2020	19,163	—	—	19,163

As of May 31, 2021, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$38,024	$62,896	$—	$—	$—	$357,499	$(1)	$458,418
Large Cap Disciplined Equity Fund	126,864	68,026	—	—	—	434,974	(2)	629,862
Large Cap Index Fund	23,848	25,627	—	—	—	1,658,802	(3)	1,708,274
S&P 500 Index Fund	38,864	30,349	—	—	—	3,143,318	(1)	3,212,530
Extended Market Index Fund	25,851	145,970	—	—	—	696,812	2	868,635
Small Cap Fund	24,599	19,406	—	—	—	67,212	1	111,218
Small Cap II Fund	42,098	18,946	—	—	—	122,955	(1)	183,998
Small/Mid Cap Equity Fund	57,394	97,680	—	—	—	326,063	—	481,137
U.S. Equity Factor Allocation Fund	52,252	56,563	—	—	—	302,447	—	411,262
U.S. Managed Volatility Fund	18,531	89,524	—	—	—	294,480	(1)	402,534
Global Managed Volatility Fund	66,796	123,912	—	—	—	363,946	(9)	554,645
World Equity Ex-US Fund	365,771	1,133,405	—	—	—	2,334,345	3	3,833,524
Screened World Equity Ex-US Fund	3,917	9,486	—	—	—	31,695	(1)	45,097
World Select Equity Fund	8,732	—	(12,302)	—	—	77,548	(1)	73,977
Emerging Markets Equity Fund	10,901	87,322	—	—	—	348,284	—	446,507
Opportunistic Income Fund	12,446	—	(34,990)	(193)	—	3,671	2	(19,064)
Core Fixed Income Fund	15,564	—	—	(50,177)	—	121,388	(23,842)	62,933
High Yield Bond Fund	10,740	—	(141,790)	(22,195)	—	40,870	(13,465)	(125,840)
Long Duration Fund	1,852	—	—	(14,311)	—	96,722	(12,752)	71,511
Long Duration Credit Fund	12,660	26,050	—	—	—	292,737	(15,192)	316,255
Ultra Short Duration Bond Fund	550	—	(3,746)	(211)	—	1,801	(657)	(2,263)
Emerging Markets Debt Fund	53,673	—	(21,558)	—	—	(20,056)	(41,542)	(29,483)
Real Return Fund	3,393	—	(2,009)	(421)	—	16,806	(1,394)	16,375
Limited Duration Bond Fund	3,005	2,834	—	—	—	8,307	(1,978)	12,168
Intermediate Duration Credit Fund	9,614	10,904	—	—	—	162,308	(1,889)	180,937
Dynamic Asset Allocation Fund	124,592	165,493	—	—	—	1,180,775	1	1,470,861
Multi-Asset Real Return Fund	56,815	—	(47,172)	(8,661)	—	(84,140)	(11,886)	(95,044)

Post-October losses represent losses realized on investment transactions from November 1, 2020 through May 31, 2021 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. Other temporary differences are primarily consist of straddle loss deferrals and dividend payable.

During the year ended May 31, 2021, the funds listed below utilized capital loss carryforwards to offset capital gains ($Thousands):

Small Cap II Fund	$8,030
U.S. Equity Factor Allocation Fund	381
World Equity Ex-US Fund	78,971
Screened World Equity Ex-US Fund	563
World Select Equity Fund	31,534
Emerging Markets Equity Fund	52,910
Ultra Short Duration Bond Fund	64
Emerging Markets Debt Fund	9,326
Real Return Fund	3,289

SEI Institutional Investments Trust / Annual Report / May 31, 2021	439

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2021

The Funds have capital losses carried forward as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
World Select Equity Fund	$12,302	$–	$12,302
Opportunistic Income Fund	2,981	32,009	34,990
High Yield Bond Fund	–	141,790	141,790
Ultra Short Duration Bond Fund	887	2,859	3,746
Emerging Markets Debt Fund	–	21,558	21,558
Real Return Fund	–	2,009	2,009
Multi-Asset Real Return Fund	25,997	21,175	47,172

*This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of investments owned at May 31, 2021, and the net realized gains or losses on investments sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2021, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$739,948	$375,901	$(18,402)	$357,499
Large Cap Disciplined Equity Fund	1,210,935	453,758	(18,784)	434,974
Large Cap Index Fund	643,861	1,687,497	(28,695)	1,658,802
S&P 500 Index Fund	3,107,867	3,293,271	(149,953)	3,143,318
Extended Market Index Fund	1,148,831	767,605	(70,793)	696,812
Small Cap Fund	231,793	77,061	(9,849)	67,212
Small Cap II Fund	420,822	138,582	(15,627)	122,955
Small/Mid Cap Equity Fund	910,249	362,190	(36,127)	326,063
U.S. Equity Factor Allocation Fund	753,718	310,414	(7,967)	302,447
U.S. Managed Volatility Fund	858,337	306,909	(12,429)	294,480
Global Managed Volatility Fund	2,329,545	429,466	(65,520)	363,946
World Equity Ex-US Fund	7,997,671	2,548,539	(214,194)	2,334,345
Screened World Equity Ex-US Fund	101,355	33,765	(2,070)	31,695
World Select Equity Fund	270,483	92,907	(15,359)	77,548
Emerging Markets Equity Fund	1,004,580	390,432	(42,148)	348,284

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Opportunistic Income Fund	$990,474	$10,280	$(6,609)	$3,671
Core Fixed Income Fund	10,661,172	233,986	(112,598)	121,388
High Yield Bond Fund	2,828,233	207,231	(166,361)	40,870
Long Duration Fund	1,293,156	125,355	(28,633)	96,722
Long Duration Credit Fund	4,194,691	359,207	(66,470)	292,737
Ultra Short Duration Bond Fund	746,684	2,089	(288)	1,801
Emerging Markets Debt Fund	2,265,861	82,613	(102,669)	(20,056)
Real Return Fund	314,630	16,806	–	16,806
Limited Duration Bond Fund	1,609,136	9,373	(1,066)	8,307
Intermediate Duration Credit Fund	3,695,624	184,725	(22,417)	162,308
Dynamic Asset Allocation Fund	804,661	1,209,239	(28,464)	1,180,775
Multi-Asset Real Return Fund	869,079	103,495	(187,635)	(84,140)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability

440	SEI Institutional Investments Trust / Annual Report / May 31, 2021

of an issuer to make payments of interest and principal may also affect the value of these investments.

The World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The following descriptions provide additional information about some of the risks of investing in the Funds:

American Depositary Receipts (ADRs) Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset- backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is

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dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Derivatives Risk — The Fund’s use of futures contracts and swaps is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad

442	SEI Institutional Investments Trust / Annual Report / May 31, 2021

changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Exchange-Traded Notes Risk — The value of an Exchange-Traded Note (“ETN”) is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to “frontier market countries,” which are a subset of emerging market countries with even smaller national economies.

Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to those countries. These events will not necessarily affect the U.S. economy or similar issuer located in the U.S.

Foreign Sovereign Debt Securities Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to “frontier market countries,” which are a subset of emerging market countries with even smaller national economies. Investments in emerging markets are subject to the added risk that information in emerging markets investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging markets investments is publicly available. In addition, the rights and remedies associated with emerging markets investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition,

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interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Funds’ use of derivatives may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment

444	SEI Institutional Investments Trust / Annual Report / May 31, 2021

risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Non-Diversified Risk — The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor

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protection requirements that might be applicable if their securities were publicly traded.

Quantitative Investing Risk — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Redemption Risk — The Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Sampling Risk — The Fund may not fully replicate the benchmark index and may hold securities not included in the index. As a result, the Fund may not track the return of its benchmark index as well as it would have if the Fund purchased all of the securities in its benchmark index.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Social Investment Criteria Risk — The Fund’s portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund’s social investment criteria may affect the Fund’s exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as

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commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

11. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2020 and the year ended May 31, 2021, the Core Fixed Income Fund, Long Duration Credit Fund and Intermediate Duration Credit Fund issued/(redeemed) shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Core Fixed Income Fund
04/30/2020	49,845	$55,437	$—
Long Duration Credit Fund
09/18/2020	5,494	68,016	—
01/26/2021	6,846	80,625	—
Intermediate Duration Credit Fund
09/18/2020	3,984	44,539	—

12. SECURITIES LENDING

To the extent consistent with its Investment Objective and Strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund including the loan collateral). No Fund will lend portfolio securities to its Adviser, subadviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	447

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Concluded)

May 31, 2021

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of May 31, 2021 ($ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Large Cap Fund	$603	$603	$—

Large Cap Disciplined Equity Fund	—	—	—

Large Cap Index Fund	9,905	9,905	—

S&P 500 Index Fund	14,022	14,022	—

Extended Market Index Fund	87,914	87,914	—

Small Cap Fund	9,822	9,822	—

Small Cap II Fund	28,090	28,090	—

Small/Mid Cap Equity Fund	63,305	63,305	—

U.S. Managed Volatility Fund	31,723	31,723	—

Global Managed Volatility Fund	20,660	20,660	—

World Equity Ex-US Fund	140,789	140,789	—

Core Fixed Income Fund	10,470	10,470	—

Emerging Markets Debt Fund	3,759	3,759	—

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

13. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of May 31, 2021, SPTC held of record the following:

Fund	% Held
Large Cap Fund	49.78%

Large Cap Disciplined Equity Fund	54.58%

Large Cap Index Fund	60.42%

S&P 500 Index Fund	60.00%

Extended Market Index Fund	62.79%

Small Cap Fund	44.22%

Small Cap II Fund	30.90%

Small/Mid Cap Equity Fund	51.82%

U.S. Equity Factor Allocation Fund	58.37%

U.S. Managed Volatility Fund	47.84%

Global Managed Volatility Fund	53.99%

World Equity Ex-US Fund	58.61%

Screened World Equity Ex-US Fund	100.00%

World Select Equity Fund	86.56%

Emerging Markets Equity Fund	52.50%

Opportunistic Income Fund	72.31%

Core Fixed Income Fund	59.65%

High Yield Bond Fund	50.53%

Long Duration Fund	71.38%

Long Duration Credit Fund	33.14%

Ultra Short Duration Bond Fund	80.23%

Emerging Markets Debt Fund	56.58%

Real Return Fund	64.67%

Limited Duration Bond Fund	65.65%

Intermediate Duration Credit Fund	57.96%

Dynamic Asset Allocation Fund	61.30%

Multi-Asset Real Return Fund	50.80%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

14. REGULATORY MATTERS

On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. On March 5, 2021, the ICE Benchmark Administration clarified that the publication of LIBOR on a representative basis will cease for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

15. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2021.

448	SEI Institutional Investments Trust / Annual Report / May 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Investments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund, including the summary schedules of investments, and the statements of assets and liabilities of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional Investments Trust (the Trust)), including the schedules of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund, and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the “Funds”), as of May 31, 2021, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, the consolidated cash flows for the Multi-Asset Real Return Fund for the year then ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodians, transfer agents, agent banks and brokers or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

July 29, 2021

SEI Institutional Investments Trust / Annual Report / May 31, 2021	449

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2021.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	93	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 81 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	93	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES

George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	93	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

450	SEI Institutional Investments Trust / Annual Report / May 31, 2021

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2004	Vice President and Chief investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	93	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	93	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 66 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983- 1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	93	Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 70 years old	Trustee	since 2018	Retired since December 2017. Chief investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	93	Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	93	Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	451

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 74 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Assistant controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily lncome Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of O’Connor EOUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 53 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

452	SEI Institutional Investments Trust / Annual Report / May 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2021

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2020 through May 31, 2021).

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,204.10	0.18%	$0.99
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.03	0.18%	$0.91
Large Cap Disciplined Equity Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,199.70	0.17%	$0.93
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.08	0.17%	$0.86
Large Cap Index Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,168.40	0.03%	$0.16
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.78	0.03%	$0.15
S&P 500 Index Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,169.30	0.05%	$0.27
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.68	0.05%	$0.25

	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Extended Market Index Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,194.80	0.05%	$0.27
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.68	0.05%	$0.25
Small Cap Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,275.50	0.44%	$2.50
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.74	0.44%	$2.22
Small Cap II Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,289.90	0.43%	$2.45
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.79	0.43%	$2.17
Small/Mid Cap Equity Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,271.30	0.41%	$2.32
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.89	0.41%	$2.07

SEI Institutional Investments Trust / Annual Report / May 31, 2021	453

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

May 31, 2021

	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Annualized Expense Ratios	Expenses Paid During Period *
U.S. Equity Factor Allocation Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,238.60	0.02%	$0.11
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.83	0.02%	$0.10
U.S. Managed Volatility Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,169.50	0.20%	$1.08
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.93	0.20%	$1.01
Global Managed Volatility Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,145.60	0.24%	$1.28
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.74	0.24%	$1.21
World Equity Ex-US Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,164.50	0.29%	$1.56
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.49	0.29%	$1.46
Screened World Equity Ex-US Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,195.20	0.36%	$1.97
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.14	0.36%	$1.82
World Select Equity Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,258.30	0.39%	$2.20
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.99	0.39%	$1.97
Emerging Markets Equity Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,198.60	0.61%	$3.34
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,021.89	0.61%	$3.07
Opportunistic Income Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,022.40	0.23%	$1.16
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.78	0.23%	$1.16
Core Fixed Income Fund
Actual Fund Return

Class A Shares	$1,000.00	$978.50	0.11%	$0.54
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.38	0.11%	$0.56
HighYield Bond Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,086.00	0.29%	$1.51
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.49	0.29%	$1.46

	Beginning Account Value 12/1/20	Ending Account Value 5/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Long Duration Fund
Actual Fund Return

Class A Shares	$1,000.00	$928.70	0.14%	$0.67
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.23	0.14%	$0.71
Long Duration Credit Fund
Actual Fund Return

Class A Shares	$1,000.00	$932.80	0.14%	$0.67
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.23	0.14%	$0.71
Ultra Short Duration Bond Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,003.50	0.12%	$0.60
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
Emerging Markets Debt Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,017.60	0.40%	$2.02
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.91	0.40%	$2.03
Real Return Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,040.10	0.02%	$0.10
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.83	0.02%	$0.10
Limited Duration Bond Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,004.40	0.11%	$0.55
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.38	0.11%	$0.56
Intermediate Duration Credit Fund
Actual Fund Return

Class A Shares	$1,000.00	$973.60	0.15%	$0.74
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Dynamic Asset Allocation Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,211.80	0.08%	$0.44
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.53	0.08%	$0.40
Multi-Asset Real Return Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,091.40	0.52%	$2.71
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.34	0.52%	$2.62

*

Expenses are equal to the Fund’s annualized expense ratio, including dividend expense, if applicable, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

454	SEI Institutional Investments Trust / Annual Report / May 31, 2021

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 23, 2021, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	455

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “SubAdvisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the SubAdvisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

456	SEI Institutional Investments Trust / Annual Report / May 31, 2021

At the March 22-24, 2021 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 22-24, 2020, September 14-16, 2020, November 12, 2020, December 7-9, 2020 and March 22-24, 2021. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each SubAdviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the initial approval or renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds (except when such metric was not available due to a limited operating history) and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of the Sub-Advisory Agreements, the Board considered the performance of each Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding certain amounts, as well as SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund to prevent total Fund operating expenses from exceeding specified caps, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with

SEI Institutional Investments Trust / Annual Report / May 31, 2021	457

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported approval or renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

458	SEI Institutional Investments Trust / Annual Report / May 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a May 31, 2021 taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2021 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2021, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)`	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)
Large Cap Fund	64.49%	0.00%	35.51%	100.00%	70.74%
Large Cap Disciplined Equity Fund	39.40%	0.00%	60.60%	100.00%	11.89%
Large Cap Index Fund	38.68%	0.00%	61.32%	100.00%	57.50%
S&P 500 Index Fund	37.04%	0.00%	62.96%	100.00%	60.53%
Extended Market Index Fund	60.13%	0.00%	39.87%	100.00%	25.52%
Small Cap Fund	45.81%	0.00%	54.19%	100.00%	12.70%
Small Cap II Fund	0.00%	0.00%	100.00%	100.00%	16.27%
Small/Mid Cap Equity Fund	43.87%	0.00%	56.13%	100.00%	20.05%
U.S. Equity Factor Allocation Fund	0.00%	0.00%	100.00%	100.00%	28.81%
U.S. Managed Volatility Fund	3.66%	0.00%	96.34%	100.00%	60.45%
Global Managed Volatility Fund	0.00%	0.00%	100.00%	100.00%	35.83%
World Equity Ex-US Fund	10.81%	0.00%	89.19%	100.00%	0.18%
Screened World Equity Ex-US Fund	29.58%	0.00%	70.42%	100.00%	0.11%
World Select Equity Fund	0.00%	0.00%	100.00%	100.00%	26.94%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.10%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Core Fixed Income Fund	10.74%	0.00%	89.26%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Long Duration Fund	26.90%	0.00%	73.10%	100.00%	0.00%
Long Duration Credit Fund	25.33%	0.00%	74.67%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Limited Duration Bond Fund	6.70%	0.00%	93.30%	100.00%	0.00%
Intermediate Duration Credit Fund	8.52%	0.00%	91.48%	100.00%	0.00%
Dynamic Asset Allocation Fund	83.04%	0.00%	16.96%	100.00%	46.59%
Multi-Asset Real Return Fund	0.00%	0.00%	100.00%	100.00%	9.69%

SEI Institutional Investments Trust / Annual Report / May 31, 2021	459

NOTICE TO SHAREHOLDERS (Unaudited) (Concluded)

Fund	(E) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(F) U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income Deduction(6)
Large Cap Fund	79.93%	0.00%	0.00%	100.00%	2.42%
Large Cap Disciplined Equity Fund	11.97%	0.00%	0.00%	100.00%	1.05%
Large Cap Index Fund	59.59%	0.00%	0.00%	100.00%	3.38%
S&P 500 Index Fund	62.93%	0.00%	0.01%	100.00%	1.87%
Extended Market Index Fund	27.43%	0.00%	0.00%	100.00%	12.70%
Small Cap Fund	13.10%	0.00%	0.03%	100.00%	5.33%
Small Cap II Fund	16.82%	0.00%	0.00%	100.00%	8.06%
Small/Mid Cap Equity Fund	21.19%	0.00%	0.00%	100.00%	8.17%
U.S. Equity Factor Allocation Fund	31.90%	0.00%	0.00%	0.00%	2.15%
U.S. Managed Volatility Fund	66.74%	0.00%	0.02%	0.00%	6.49%
Global Managed Volatility Fund	78.32%	0.00%	0.00%	0.00%	0.00%
World Equity Ex-US Fund	51.31%	0.00%	0.00%	0.00%	0.05%
Screened World Equity Ex-US Fund	37.67%	0.00%	0.00%	0.00%	0.00%
World Select Equity Fund	69.37%	0.00%	0.00%	0.00%	0.00%
Emerging Markets Equity Fund	57.73%	0.00%	0.49%	0.00%	0.00%
Opportunistic Income Fund	0.00%	0.00%	99.40%	0.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	38.97%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	95.95%	0.00%	0.00%
Long Duration Fund	0.00%	4.99%	35.21%	100.00%	0.00%
Long Duration Credit Fund	0.00%	1.06%	73.57%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	2.30%	98.85%	0.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	0.01%	0.00%	0.00%
Real Return Fund	0.00%	100.00%	83.44%	0.00%	0.00%
Limited Duration Bond Fund	0.00%	0.00%	60.76%	100.00%	0.00%
Intermediate Duration Credit Fund	0.00%	1.17%	69.96%	100.00%	0.00%
Dynamic Asset Allocation Fund	47.07%	0.00%	0.00%	0.00%	2.23%
Multi-Asset Real Return Fund	9.74%	0.00%	17.26%	0.00%	2.65%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended May 31, 2021, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Screened World Equity Ex-US Fund	$2,721,833	$384,835
World Equity Ex-US Fund	230,359,431	25,402,459
Emerging Markets Equity Fund	25,585,106	2,965,569

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. With the exception of The Real Return Fund, shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

460	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SEI Institutional Investments Trust / Annual Report / May 31, 2021

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2021 and 2020 as follows:

		Fiscal Year 2021			Fiscal Year 2020
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval

(a)	Audit Fees(1)	$1,049,345	$0	N/A	$1,037,095	$0	N/A

(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0

(c)	Tax Fees	$0	$0	$0	$0	$0	$0

(d)	All Other Fees(2)	$0	$402,250	$0	$0	$346,022	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g) for a description of the services comprising the fees disclosed in this category.

(e)(1)    The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2021	Fiscal Year 2020

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)        Not Applicable.

(g)        The aggregate non-audit fees and services billed by KPMG for the fiscal years 2021 and 2020 were $402,250 and $346,002, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h)        During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)        The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund, Emerging Markets Equity Fund, and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund, Intermediate Duration Credit Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Multi-Asset Real Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.9%

Communication Services — 7.3%
Activision Blizzard Inc	6,911	$672
Alphabet Inc, Cl A *	1,824	4,299
Alphabet Inc, Cl C *	8,048	19,408
AT&T Inc	249,120	7,331
BCE Inc	102,160	5,079
Comcast Corp, Cl A	57,152	3,277
Discovery Inc, Cl A *(A)	8,775	282
Facebook Inc, Cl A *	43,615	14,337
iHeartMedia Inc, Cl A *(B)	7,720	179
John Wiley & Sons Inc, Cl A	1,156	73
Liberty Broadband Corp, Cl A *	357	58
Liberty Broadband Corp, Cl C *	1,513	252
Liberty Global PLC *	20,666	563
Liberty Global PLC, Cl A *	8,953	245
Live Nation Entertainment Inc *	19,768	1,781
Magnite Inc *	15,745	468
Netflix Inc *	9,777	4,916
New York Times Co/The, Cl A	9,523	408
News Corp	22,826	586
News Corp, Cl A	28,225	762
Omnicom Group Inc	5,239	431
Pinterest Inc, Cl A *	30,414	1,986
Roku Inc, Cl A *	5,202	1,804
TEGNA Inc	82,100	1,592
T-Mobile US Inc *	10,996	1,555
Verizon Communications Inc	92,720	5,238
ViacomCBS Inc, Cl B	18,400	781
Walt Disney Co/The *	6,057	1,082
Warner Music Group Corp, Cl A	4,464	160

		79,605

Consumer Discretionary — 11.4%
Acushnet Holdings Corp	8,606	458
Amazon.com Inc *	8,002	25,791
Best Buy Co Inc	14,300	1,662
Big Lots Inc	17,400	1,060
Carter’s Inc	1,911	195
Carvana Co, Cl A *	4,533	1,202
Cedar Fair LP *(C)	7,085	321
Century Communities Inc	4,486	365
Columbia Sportswear Co	3,099	318
Cooper Tire & Rubber Co	32,100	1,906
Dollar General Corp	22,247	4,515
DraftKings Inc, Cl A *(A)	11,207	560
eBay Inc	29,900	1,820
Expedia Group Inc *	15,040	2,661
Floor & Decor Holdings Inc, Cl A *	1,747	172
Foot Locker Inc	38,159	2,415
Ford Motor Co *	179,629	2,610
General Motors Co *	49,600	2,942
Genuine Parts Co	50,502	6,622

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Goodyear Tire & Rubber Co/The *	77,400	$1,535
Harley-Davidson Inc	30,790	1,492
Home Depot Inc/The	4,857	1,549
International Game Technology PLC	5,474	133
KB Home	37,600	1,760
Kohl’s Corp	13,100	727
LCI Industries	234	35
Lear Corp	10,200	1,972
Leslie’s Inc *	9,302	271
Lithia Motors Inc, Cl A	6,825	2,402
Lowe’s Cos Inc	55,692	10,851
M/I Homes Inc *	4,474	316
Macy’s Inc	64,165	1,173
McDonald’s Corp	3,581	838
MGM Resorts International	60,337	2,587
Mohawk Industries Inc *	2,195	462
NIKE Inc, Cl B	35,723	4,875
O’Reilly Automotive Inc *	5,128	2,744
Pool Corp	2,426	1,059
PulteGroup Inc	46,151	2,667
Ross Stores Inc	47,218	5,968
Starbucks Corp	54,889	6,251
Target Corp	42,119	9,558
Tesla Inc *	2,092	1,308
Thor Industries Inc	872	107
Toll Brothers Inc	3,126	204
Under Armour Inc, Cl A *	19,175	433
Under Armour Inc, Cl C *	21,982	419
VF Corp	7,382	589
Whirlpool Corp	12,900	3,058
Winnebago Industries Inc	349	26
Yum China Holdings Inc	4,331	293

		125,257

Consumer Staples — 7.9%
Altria Group Inc	106,280	5,231
Central Garden & Pet Co, Cl A *	6,645	335
Coca-Cola Co/The	96,277	5,323
Colgate-Palmolive Co	38,425	3,219
Conagra Brands Inc	123,503	4,705
Constellation Brands Inc, Cl A	540	129
Costco Wholesale Corp	1,330	503
Diageo PLC ADR	19,800	3,826
Estee Lauder Cos Inc/The, Cl A	1,635	501
Hershey Co/The	5,068	877
Inter Parfums Inc	3,103	237
J M Smucker Co/The	42,837	5,710
Kimberly-Clark Corp	30,290	3,957
Kraft Heinz Co/The	46,500	2,027
Kroger Co/The	179,706	6,646
McCormick & Co Inc/MD	475	42
Molson Coors Beverage Co, Cl B *	24,900	1,452
PepsiCo Inc	33,357	4,935

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Philip Morris International Inc	107,215	$10,338
Procter & Gamble Co/The	1,127	152
Spectrum Brands Holdings Inc	3,923	349
Sysco Corp	37,319	3,023
Tyson Foods Inc, Cl A	33,000	2,624
Unilever PLC ADR	183,424	11,000
US Foods Holding Corp *	60,547	2,358
Walgreens Boots Alliance Inc	89,968	4,738
Walmart Inc	12,522	1,779

		86,016

Energy — 2.2%
APA Corp	12,759	265
Chevron Corp	79,658	8,268
ConocoPhillips	60,048	3,347
Devon Energy Corp	43,200	1,147
Diamondback Energy Inc	767	61
Energy Transfer LP	37,768	374
Exxon Mobil Corp	83,870	4,896
Hess Corp	4,829	405
Hess Midstream LP, Cl A	3,159	81
Marathon Oil Corp	21,122	256
Marathon Petroleum Corp	28,690	1,773
Murphy Oil Corp	13,527	293
Occidental Petroleum Corp	10,071	261
Ovintiv Inc	1,388	37
Phillips 66	13,800	1,162
Southwestern Energy Co *	26,060	135
Targa Resources Corp	5,911	230
Valero Energy Corp	13,143	1,057

		24,048

Financials — 16.6%
Aflac Inc	66,423	3,765
Allstate Corp/The	23,300	3,183
Ally Financial Inc	62,383	3,413
Ameriprise Financial Inc	16,300	4,235
Annaly Capital Management Inc ‡	121,900	1,130
Aon PLC, Cl A	2,622	664
Ares Management Corp, Cl A	4,526	250
Bank of America Corp	254,749	10,799
Berkshire Hathaway Inc, Cl B *	44,049	12,750
Capital One Financial Corp	11,367	1,828
Carlyle Group Inc/The	4,053	177
Charles Schwab Corp/The	101,210	7,474
Chubb Ltd	34,325	5,835
Citigroup Inc	131,745	10,370
Citizens Financial Group Inc	71,900	3,588
CME Group Inc, Cl A	6,899	1,509
CNA Financial Corp	13,500	645
Discover Financial Services	15,500	1,818
East West Bancorp Inc	4,173	312
Equitable Holdings Inc	3,246	103

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Everest Re Group Ltd	5,000	$1,300
Fidelity National Financial Inc	1,079	51
Fifth Third Bancorp	64,200	2,705
First American Financial Corp	20,850	1,341
First Republic Bank/CA	50,360	9,641
Goldman Sachs Group Inc/The	9,022	3,356
Hartford Financial Services Group Inc/The	25,500	1,666
JPMorgan Chase & Co	49,449	8,121
KeyCorp	101,584	2,340
Lincoln National Corp	24,800	1,731
Markel Corp *	5,810	7,120
Marsh & McLennan Cos Inc	35,910	4,968
MetLife Inc	30,300	1,980
MGIC Investment Corp	82,300	1,211
Moelis & Co, Cl A	1,188	64
Moody’s Corp	18,564	6,225
Morgan Stanley	139,882	12,722
Navient Corp	86,700	1,584
OneMain Holdings Inc, Cl A	2,238	129
PacWest Bancorp	1,768	80
Prudential Financial Inc	19,300	2,065
Radian Group Inc	52,200	1,219
Regions Financial Corp	99,900	2,339
S&P Global Inc	4,563	1,732
Santander Consumer USA Holdings Inc	6,242	237
Selectquote Inc *	1,363	28
Signature Bank/New York NY	4,340	1,084
Starwood Property Trust Inc ‡	43,400	1,102
State Street Corp	79,680	6,931
Synchrony Financial	34,622	1,641
Travelers Cos Inc/The	19,105	3,051
Truist Financial Corp	84,345	5,211
United Bankshares Inc/WV	8,941	368
Unum Group	30,100	932
US Bancorp	160,549	9,758
Virtu Financial Inc, Cl A	26,159	797
Wells Fargo & Co	38,705	1,808

		182,486

Health Care — 13.8%
Abbott Laboratories	12,872	1,501
AbbVie Inc	21,200	2,400
Agilent Technologies Inc	1,956	270
Alexion Pharmaceuticals Inc *	6,200	1,095
Align Technology Inc *	1,882	1,111
AmerisourceBergen Corp, Cl A	34,784	3,991
Amgen Inc	28,905	6,878
AMN Healthcare Services Inc *	4,834	429
Anthem Inc	2,139	852
Biogen Inc *	7,900	2,113
Bio-Rad Laboratories Inc, Cl A *	103	62
Bristol-Myers Squibb Co	63,400	4,167
Cardinal Health Inc	29,900	1,676

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CVS Health Corp	115,131	$9,952
Danaher Corp	18,537	4,748
DENTSPLY SIRONA Inc	651	43
Dexcom Inc *	1,624	600
Elanco Animal Health Inc *	8,356	301
Eli Lilly & Co	16,930	3,382
Encompass Health Corp	11,124	954
Envista Holdings Corp *	5,468	239
Gilead Sciences Inc	44,251	2,925
Guardant Health Inc *	4,004	497
HCA Healthcare Inc	19,147	4,113
Humana Inc	947	414
IDEXX Laboratories Inc *	616	344
Illumina Inc *	205	83
Innovage Holding Corp *	6,196	133
IQVIA Holdings Inc *	108	26
Johnson & Johnson	115,923	19,620
Laboratory Corp of America Holdings *	5,119	1,405
McKesson Corp	13,000	2,501
Medtronic PLC	82,451	10,437
Merck & Co Inc	127,946	9,710
Mettler-Toledo International Inc *	3,610	4,696
Moderna Inc *	812	150
Novartis AG ADR	54,945	4,856
PerkinElmer Inc	1,541	223
Perrigo Co PLC	94,516	4,361
Pfizer Inc	295,544	11,446
Quest Diagnostics Inc	19,176	2,525
Regeneron Pharmaceuticals Inc *	2,346	1,179
REVOLUTION Medicines Inc *	2,181	65
Select Medical Holdings Corp	7,610	305
STERIS PLC	5,244	1,001
Teleflex Inc	7,176	2,886
Thermo Fisher Scientific Inc	8,790	4,127
UnitedHealth Group Inc	26,242	10,810
Universal Health Services Inc, Cl B	11,538	1,842
Vertex Pharmaceuticals Inc *	2,015	420
Viatris Inc, Cl W *	19,336	295
Zoetis Inc, Cl A	5,465	965

		151,124

Industrials — 9.6%
3M Co	25,145	5,105
Acuity Brands Inc	6,320	1,174
AGCO Corp	16,500	2,283
Allegion PLC	1,341	188
Allison Transmission Holdings Inc, Cl A	40,300	1,705
American Airlines Group Inc *	28,600	693
AMETEK Inc	3,716	502
AZEK Co Inc/The, Cl A *	1,553	68
Boeing Co/The *	1,524	376
Carlisle Cos Inc	1,185	228
Carrier Global Corp	8,598	395

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Caterpillar Inc	6,066	$1,462
Cintas Corp	3,624	1,281
Copart Inc *	464	60
CoStar Group Inc *	440	376
Cummins Inc	10,778	2,773
Deere & Co	4,299	1,552
Delta Air Lines Inc *	26,900	1,283
Driven Brands Holdings Inc *	12,783	379
Eaton Corp PLC	11,540	1,676
Equifax Inc	1,276	300
Expeditors International of Washington Inc	5,333	670
Fortive Corp	57,677	4,183
Gates Industrial Corp PLC *	21,448	390
General Dynamics Corp	17,670	3,356
Graco Inc	1,541	117
GrafTech International Ltd	3,766	50
Honeywell International Inc	37,300	8,613
Huntington Ingalls Industries Inc	7,900	1,708
Illinois Tool Works Inc	4,655	1,079
Johnson Controls International PLC	89,655	5,966
L3Harris Technologies Inc	8,840	1,928
ManpowerGroup Inc	20,064	2,427
Mueller Industries Inc	4,320	201
Nordson Corp	3,097	687
Northrop Grumman Corp	3,560	1,302
Oshkosh Corp	18,158	2,387
Otis Worldwide Corp	7,498	587
Raytheon Technologies Corp	74,185	6,581
Roper Technologies Inc	9,003	4,051
Siemens AG ADR	61,275	5,028
SiteOne Landscape Supply Inc *	616	106
Snap-on Inc	4,900	1,248
Stanley Black & Decker Inc	14,590	3,163
Terex Corp	542	28
Textron Inc	44,571	3,052
TransDigm Group Inc *	9,703	6,296
TransUnion	930	99
Uber Technologies Inc *	18,214	926
UFP Industries Inc	7,523	598
Union Pacific Corp	6,384	1,435
United Airlines Holdings Inc *	24,700	1,441
United Parcel Service Inc, Cl B	24,755	5,312
United Rentals Inc *	2,200	735
Watsco Inc	778	227
WW Grainger Inc	10,905	5,040
XPO Logistics Inc *	2,661	391

		105,267

Information Technology — 20.6%
Accenture PLC, Cl A	6,599	1,862
Adobe Inc *	29,638	14,955
Amphenol Corp, Cl A	52,403	3,525
Apple Inc	199,690	24,883

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Applied Materials Inc	66,883	$9,239
Arrow Electronics Inc *	12,200	1,468
Atlassian Corp PLC, Cl A *	3,788	884
Automatic Data Processing Inc	15,059	2,952
Belden Inc	3,503	177
Broadcom Inc	9,593	4,531
Ceridian HCM Holding Inc *	6,728	602
Cisco Systems Inc/Delaware	138,881	7,347
Cognex Corp	1,577	125
CommScope Holding Co Inc *	6,942	141
CommVault Systems Inc *	3,010	229
Concentrix Corp *	3,075	470
Corning Inc	22,670	989
Dell Technologies Inc, Cl C *	11,800	1,164
DXC Technology Co *	28,400	1,077
EPAM Systems Inc *	2,007	958
Fiserv Inc *	17,460	2,011
Five9 Inc *	11,345	2,009
Flex Ltd *	5,574	102
Gartner Inc *	5,904	1,369
Global Payments Inc	23,024	4,460
Globant SA *	3,512	765
Hewlett Packard Enterprise Co	128,291	2,048
HP Inc	88,372	2,583
Intel Corp	194,388	11,103
International Business Machines Corp	16,702	2,401
Intuit Inc	25,969	11,403
KLA Corp	3,839	1,217
Lam Research Corp	1,861	1,209
Mastercard Inc, Cl A	881	318
Microchip Technology Inc	69,793	10,954
Micron Technology Inc *	25,058	2,108
Microsoft Corp	129,991	32,456
NCR Corp *	20,400	983
Nutanix Inc, Cl A *	1,939	61
NVIDIA Corp	7,971	5,179
NXP Semiconductors NV	6,721	1,421
Onto Innovation Inc *	701	50
Oracle Corp	52,210	4,111
Palo Alto Networks Inc *	1,815	659
PayPal Holdings Inc *	27,802	7,229
QUALCOMM Inc	10,836	1,458
Qualtrics International Inc, Cl A	4,764	164
RingCentral Inc, Cl A *	3,620	950
salesforce.com *	29,674	7,065
SAP SE ADR	30,036	4,203
Seagate Technology Holdings PLC	30,526	2,923
Snap Inc, Cl A *	23,535	1,462
Snowflake Inc, Cl A *	200	48
Taiwan Semiconductor Manufacturing Co Ltd ADR	16,827	1,975
Texas Instruments Inc	4,152	788

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Twilio Inc, Cl A *	2,045	$687
Visa Inc, Cl A	58,223	13,234
Vishay Intertechnology Inc	46,100	1,110
Vontier Corp	53,281	1,869
Western Digital Corp *	3,997	301
Western Union Co/The	49,400	1,209
Xerox Holdings Corp	46,300	1,086

		226,319

Materials — 4.2%
Air Products and Chemicals Inc	22,951	6,877
Avery Dennison Corp	2,411	532
Berry Global Group Inc *	19,500	1,330
Cabot Corp	2,097	133
Celanese Corp, Cl A	2,047	339
CF Industries Holdings Inc	480	25
Chemours Co/The	46,300	1,664
Dow Inc	55,775	3,816
Ecolab Inc	12,119	2,607
Huntsman Corp	69,611	1,976
Ingevity Corp *	10,801	889
International Paper Co	23,200	1,464
Linde PLC	13,976	4,201
Louisiana-Pacific Corp	759	51
LyondellBasell Industries NV, Cl A	23,268	2,620
Nucor Corp	6,352	651
O-I Glass Inc, Cl I *	65,000	1,198
Olin Corp	3,707	181
Packaging Corp of America	2,903	432
Reliance Steel & Aluminum Co	13,200	2,219
RPM International Inc	52,684	4,928
Southern Copper Corp	19,120	1,333
Steel Dynamics Inc	34,501	2,154
Valvoline Inc	30,760	1,015
Vulcan Materials Co	1,601	293
Westlake Chemical Corp	11,324	1,142
Westrock Co	40,000	2,333

		46,403

Real Estate — 2.6%
American Homes 4 Rent, Cl A ‡	16,668	634
American Tower Corp, Cl A ‡	26,158	6,682
Brixmor Property Group Inc ‡	56,000	1,272
Crown Castle International Corp ‡	3,390	642
Digital Realty Trust Inc ‡	2,332	353
Duke Realty Corp ‡	20,960	974
Equinix Inc ‡	87	64
Extra Space Storage Inc ‡	3,001	450
Gaming and Leisure Properties Inc ‡	33,145	1,537
Healthpeak Properties Inc ‡	120,475	4,021
Iron Mountain Inc ‡	2,798	122
Life Storage Inc ‡	5,253	522
PotlatchDeltic Corp ‡	9,048	545

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Prologis ‡	751	$88
Public Storage ‡	1,872	529
Regency Centers Corp ‡	722	47
SBA Communications Corp, Cl A ‡	599	179
Service Properties Trust ‡	37,100	466
Simon Property Group Inc ‡	403	52
VEREIT Inc ‡	33,420	1,590
VICI Properties Inc ‡	77,835	2,423
Welltower Inc ‡	55,140	4,123
Weyerhaeuser Co ‡	40,141	1,524

		28,839

Utilities — 1.7%
American Electric Power Co Inc	3,054	263
Atmos Energy Corp	6,859	680
CMS Energy Corp	17,116	1,074
Duke Energy Corp	39,025	3,911
Evergy Inc	24,300	1,506
Exelon Corp	27,500	1,241
Hawaiian Electric Industries Inc	7,656	330
MDU Resources Group Inc	70,100	2,359
NextEra Energy Inc	78,335	5,736
Southwest Gas Holdings Inc	1,145	76
UGI Corp	19,250	886

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vistra Corp	42,000	$679

		18,741

Total Common Stock (Cost $704,715) ($ Thousands)		1,074,105

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P. 0.010% **†(D)	622,712	625

Total Affiliated Partnership (Cost $623) ($ Thousands)		625

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	22,716,290	22,716

Total Cash Equivalent (Cost $22,716) ($ Thousands)		22,716

Total Investments in Securities — 100.0% (Cost $728,054) ($ Thousands)		$1,097,446

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
S&P 500 Index E-MINI	63	Jun-2021	$13,104	$13,238	$133
S&P Mid Cap 400 Index E-MINI	3	Jun-2021	815	818	3

			$13,919	$14,056	$136

Percentages are based on Net Assets of $1,097,320 ($ Thousands). PLC — Public Limited Company

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (See Note 12). The total market value of securities on loan at May 31, 2021 was $603 ($ Thousands).

(B)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.

(C)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $321 ($ Thousands), or 0.3% of the Net Assets of the Fund (see Note 2).

(D)	This security was purchased with cash collateral held from securities on loan(see Note 12). The total market value of such securities as of May 31, 2021 was $625 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Fund (Continued)

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,074,105	–	–	1,074,105
Affiliated Partnership	–	625	–	625
Cash Equivalent	22,716	–	–	22,716

Total Investments in Securities	1,096,821	625	–	1,097,446

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	136	–	–	136

Total Other Financial Instruments	136	–	–	136

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 28,649	$ 89,720	$ (117,740)	$ 5	$ (9)	$ 625	622,712	$ 135	$ —
SEI Daily Income Trust, Government Fund, Cl F	12,188	395,349	(384,821)	—	—	22,716	22,716,290	2	—

Totals	$ 40,837	$ 485,069	$ (502,561)	$ 5	$ (9)	$ 23,341		$ 137	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.7%

Communication Services — 7.4%
Activision Blizzard Inc	42,704	$4,153
Alphabet Inc, Cl A *	8,597	20,262
Alphabet Inc, Cl C *	6,971	16,811
Altice USA Inc, Cl A *	66,800	2,409
AT&T Inc	272,340	8,015
Comcast Corp, Cl A	95,815	5,494
Electronic Arts Inc	19,800	2,830
Facebook Inc, Cl A *	94,474	31,057
Liberty Broadband Corp, Cl C *	1,441	240
Liberty Global PLC *	51,898	1,413
Liberty Global PLC, Cl A *	17,950	490
Netflix Inc *	7,877	3,961
New York Times Co/The, Cl A	17,955	769
News Corp	42,356	1,088
News Corp, Cl A	123,905	3,344
Nexstar Media Group Inc, Cl A	7,000	1,063
Omnicom Group Inc	8,034	661
Playtika Holding Corp *	5,300	145
Take-Two Interactive Software Inc *	14,900	2,765
Verizon Communications Inc	218,134	12,322
Walt Disney Co/The	24,492	4,375
Warner Music Group Corp, Cl A	7,435	267

		123,934

Consumer Discretionary — 8.7%
Advance Auto Parts Inc	41,783	7,927
Amazon.com Inc *	9,198	29,646
AutoNation Inc *	26,600	2,717
BorgWarner Inc (A)	97,576	5,005
Brunswick Corp/DE	21,100	2,157
Century Casinos Inc *	9,000	126
Chewy Inc, Cl A *	6,900	508
Columbia Sportswear Co	7,578	778
Crocs Inc *	21,000	2,126
Darden Restaurants Inc	6,400	917
Deckers Outdoor Corp *	4,900	1,644
Dollar General Corp	28,313	5,746
Dollar Tree Inc *	5,600	546
DR Horton Inc	6,400	610
eBay Inc	2,400	146
Etsy Inc *	7,100	1,170
Expedia Group Inc *	745	132
Floor & Decor Holdings Inc, Cl A *	2,069	203
General Motors Co *	90,500	5,368
Genuine Parts Co	11,347	1,488
Harley-Davidson Inc	7,791	378
Home Depot Inc/The	20,923	6,673
Jack in the Box Inc	3,300	375
Kohl’s Corp	5,900	327
L Brands Inc	37,900	2,648
Lennar Corp, Cl A	13,100	1,297

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Leslie’s Inc *	17,706	$516
LKQ Corp *	30,500	1,554
Lowe’s Cos Inc	66,131	12,884
Macy’s Inc	15,848	290
MarineMax Inc *	6,400	329
Marriott International Inc/MD, Cl A *	6,300	905
McDonald’s Corp	26,120	6,109
Mohawk Industries Inc *	6,124	1,290
NIKE Inc, Cl B	3,425	467
Penn National Gaming Inc *	14,500	1,189
Pool Corp	5,552	2,424
PulteGroup Inc	19,155	1,107
PVH Corp *	13,800	1,584
Qurate Retail Inc	15,600	213
Ralph Lauren Corp, Cl A	25,225	3,130
Ross Stores Inc	59,105	7,470
Sally Beauty Holdings Inc *	6,900	150
Skyline Champion Corp *	3,000	152
Smith & Wesson Brands Inc	42,300	899
Starbucks Corp	43,184	4,918
Tapestry Inc *	7,800	350
Target Corp	36,563	8,297
Tesla Inc *	7,082	4,428
Toll Brothers Inc	5,108	333
Under Armour Inc, Cl A *	39,508	892
Under Armour Inc, Cl C *	42,949	819
VF Corp	13,892	1,107
Williams-Sonoma Inc	2,700	458

		144,922

Consumer Staples — 6.1%
Altria Group Inc	128,655	6,333
Coca-Cola Co/The	242,372	13,401
Coca-Cola Europacific Partners PLC	83,757	5,069
Conagra Brands Inc	128,794	4,907
Costco Wholesale Corp	16,691	6,314
Estee Lauder Cos Inc/The, Cl A	17,207	5,274
Herbalife Nutrition Ltd *	34,700	1,824
Hershey Co/The	12,702	2,198
J M Smucker Co/The	26,653	3,553
Kraft Heinz Co/The	40,700	1,774
Kroger Co/The	166,046	6,140
McCormick & Co Inc/MD	1,226	109
Medifast Inc	1,800	598
Mondelez International Inc, Cl A	9,000	572
Monster Beverage Corp *	7,800	735
National Beverage Corp	2,800	140
PepsiCo Inc	32,751	4,845
Philip Morris International Inc	51,793	4,994
Procter & Gamble Co/The	64,837	8,743
Sysco Corp	52,788	4,276
Tyson Foods Inc, Cl A	25,900	2,059
Unilever PLC ADR	67,816	4,067

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Walgreens Boots Alliance Inc	7,321	$386
Walmart Inc	100,724	14,306

		102,617

Energy — 2.6%
APA Corp	100,098	2,082
Baker Hughes Co, Cl A	250,587	6,114
Chevron Corp	44,120	4,579
Cimarex Energy Co	14,100	955
ConocoPhillips	64,217	3,580
Diamondback Energy Inc	1,474	118
Energy Transfer LP	93,751	928
EOG Resources Inc	76,862	6,175
Exxon Mobil Corp	192,201	11,219
Halliburton Co	102,500	2,301
Hess Corp	11,930	1,000
Hess Midstream LP, Cl A	8,532	217
Marathon Oil Corp	40,650	492
Marathon Petroleum Corp	7,330	453
Occidental Petroleum Corp	26,702	693
Ovintiv Inc	57,367	1,528
Targa Resources Corp	12,991	505
Valero Energy Corp	480	39

		42,978

Financials — 13.5%
Affiliated Managers Group Inc	12,500	2,050
Aflac Inc	57,506	3,259
Allstate Corp/The	41,600	5,683
American Express Co	95,594	15,308
American International Group Inc	183,315	9,686
Ameriprise Financial Inc	3,500	909
Aon PLC, Cl A	5,224	1,324
Ares Management Corp, Cl A	10,675	589
Bank of America Corp	635,590	26,943
Berkshire Hathaway Inc, Cl B *	37,457	10,842
Blackstone Group Inc/The, Cl A	6,900	639
Capital One Financial Corp	127,331	20,472
Carlyle Group Inc/The	5,771	252
Charles Schwab Corp/The	34,339	2,536
Chubb Ltd	5,500	935
Citigroup Inc	140,051	11,023
Citizens Financial Group Inc	68,800	3,433
Comerica Inc	41,100	3,226
East West Bancorp Inc	6,744	504
Equitable Holdings Inc	21,632	687
Evercore Inc, Cl A	1,200	175
Goldman Sachs Group Inc/The	14,643	5,448
Hartford Financial Services Group Inc/The	68,116	4,451
JPMorgan Chase & Co	111,375	18,292
KeyCorp	44,574	1,027
Marsh & McLennan Cos Inc	65,505	9,063
MetLife Inc	37,700	2,464

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Morgan Stanley	69,833	$6,351
Old Republic International Corp	63,900	1,678
OneMain Holdings Inc, Cl A	43,253	2,502
Popular Inc	24,900	2,032
Raymond James Financial Inc	18,100	2,400
S&P Global Inc	359	136
Santander Consumer USA Holdings Inc	14,532	551
State Street Corp	69,227	6,021
Stewart Information Services Corp	10,700	646
Synchrony Financial	188,877	8,955
TPG RE Finance Trust Inc	47,700	622
Travelers Cos Inc/The	22,500	3,593
United Bankshares Inc/WV	11,652	480
Unum Group	85,500	2,648
US Bancorp	156,820	9,532
Virtu Financial Inc, Cl A	48,161	1,466
Wells Fargo & Co	215,030	10,046
Willis Towers Watson PLC	19,917	5,206

		226,085

Health Care — 13.7%
Abbott Laboratories	76,130	8,881
AbbVie Inc	23,800	2,694
Agilent Technologies Inc	24,249	3,350
Align Technology Inc *	4,700	2,774
AmerisourceBergen Corp, Cl A	51,434	5,901
Amgen Inc	25,847	6,150
Anthem Inc	14,237	5,669
Becton Dickinson and Co	12,700	3,072
BioMarin Pharmaceutical Inc *	17,300	1,337
Bristol-Myers Squibb Co	68,400	4,495
Cigna Corp	2,200	570
CVS Health Corp	155,669	13,456
Danaher Corp	26,861	6,880
DENTSPLY SIRONA Inc	2,700	181
Elanco Animal Health Inc *	13,201	475
Eli Lilly & Co	3,200	639
Encompass Health Corp	25,148	2,157
Envista Holdings Corp *	32,649	1,425
Gilead Sciences Inc	73,068	4,830
HCA Healthcare Inc	31,686	6,806
Humana Inc	26,470	11,586
IDEXX Laboratories Inc *	6,674	3,725
Insulet Corp *	1,000	270
IQVIA Holdings Inc *	5,166	1,241
Johnson & Johnson	148,926	25,206
Laboratory Corp of America Holdings *	3,035	833
LHC Group Inc *	200	39
Medtronic PLC	78,043	9,879
Merck & Co Inc	73,332	5,565
Mettler-Toledo International Inc *	2,314	3,010
Neurocrine Biosciences Inc *	5,400	520
PerkinElmer Inc	70,260	10,193

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Perrigo Co PLC	29,500	$1,361
Pfizer Inc	270,218	10,466
Regeneron Pharmaceuticals Inc *	2,140	1,075
Seagen Inc *	10,400	1,616
STERIS PLC	9,533	1,819
Thermo Fisher Scientific Inc	21,080	9,897
United Therapeutics Corp *	5,600	1,041
UnitedHealth Group Inc	72,074	29,689
Universal Health Services Inc, Cl B	7,801	1,245
Viatris Inc, Cl W *	4,876	74
Waters Corp *	2,400	773
Zimmer Biomet Holdings Inc	66,482	11,191
Zoetis Inc, Cl A	26,652	4,709

		228,765

Industrials — 9.2%
3M Co	18,900	3,837
ABM Industries Inc	3,200	160
Acuity Brands Inc	8,600	1,597
AGCO Corp	17,400	2,408
Allegion PLC	5,055	710
Allison Transmission Holdings Inc, Cl A	7,900	334
Atkore Inc *	21,500	1,660
AZEK Co Inc/The, Cl A *	3,149	137
Boeing Co/The *	2,436	602
Boise Cascade Co	4,800	317
Booz Allen Hamilton Holding Corp, Cl A	3,900	331
Carlisle Cos Inc	2,365	455
Carrier Global Corp	22,120	1,016
Caterpillar Inc	19,821	4,778
Copart Inc *	1,984	256
Crane Co	1,600	153
CSX Corp	49,967	5,003
Cummins Inc	11,537	2,968
Deere & Co	24,335	8,787
Dover Corp	1,700	256
Eaton Corp PLC	2,000	290
EMCOR Group Inc	6,400	807
Emerson Electric Co	66,627	6,376
Equifax Inc	2,888	679
Expeditors International of Washington Inc	14,856	1,867
Gates Industrial Corp PLC *	57,189	1,038
General Dynamics Corp	13,800	2,621
General Electric Co	731,104	10,279
GMS Inc *	7,900	362
Graco Inc	1,735	131
Honeywell International Inc	87,531	20,212
Illinois Tool Works Inc	15,993	3,707
Kforce Inc	4,800	301
Korn Ferry	2,200	144
Lockheed Martin Corp	9,300	3,554
ManpowerGroup Inc	21,865	2,645
Masco Corp	15,900	959

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nordson Corp	7,775	$1,724
Oshkosh Corp	21,652	2,846
Otis Worldwide Corp	16,036	1,256
Owens Corning	27,000	2,880
PACCAR Inc	10,200	934
Parker-Hannifin Corp	38,047	11,724
Pentair PLC	1,900	131
Quanta Services Inc	1,300	124
Raytheon Technologies Corp	40,500	3,593
Regal Beloit Corp	10,900	1,550
Rockwell Automation Inc	30,280	7,985
Roper Technologies	1,271	572
SiteOne Landscape Supply Inc *	613	105
Stanley Black & Decker Inc	39,366	8,535
Timken Co/The	1,700	150
Trane Technologies PLC	2,191	408
UFP Industries Inc	26,428	2,102
United Parcel Service Inc, Cl B	21,200	4,549
United Rentals Inc *	4,700	1,570
Watsco Inc	2,037	594
Werner Enterprises Inc	26,300	1,262
WW Grainger Inc	14,305	6,611
XPO Logistics Inc *	4,271	628

		153,570

Information Technology — 23.4%
Accenture PLC, Cl A	35,420	9,994
Adobe Inc *	20,170	10,177
Advanced Micro Devices Inc *	2,500	200
Amdocs Ltd	9,800	765
Apple Inc	546,735	68,129
Applied Materials Inc	86,912	12,005
Arrow Electronics Inc *	24,600	2,960
Autodesk Inc *	19,200	5,489
Automatic Data Processing Inc	40,559	7,950
Broadcom Inc	17,777	8,397
Cirrus Logic Inc *	3,100	242
Cisco Systems Inc/Delaware	187,933	9,942
Cognex Corp	945	75
Cognizant Technology Solutions Corp, Cl A	43,400	3,106
Concentrix Corp *	6,681	1,020
Corning Inc	20,300	886
DocuSign Inc, Cl A *	1,900	383
DXC Technology Co *	14,400	546
EPAM Systems Inc *	7,565	3,613
Gartner Inc *	15,947	3,697
Global Payments Inc	89,552	17,347
GoDaddy Inc, Cl A *	30,300	2,453
Hewlett Packard Enterprise Co	39,886	637
HP Inc	75,175	2,197
Intel Corp	246,865	14,101
International Business Machines Corp	14,181	2,038
Intuit Inc	6,738	2,959

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Jabil Inc	7,700	$435
KLA Corp	46,367	14,693
Lam Research Corp	12,004	7,801
Manhattan Associates Inc *	1,400	190
Mastercard Inc, Cl A	19,282	6,953
Maximus Inc	2,500	232
Microchip Technology Inc	31,576	4,956
Micron Technology Inc *	52,562	4,423
Microsoft Corp	298,447	74,516
MKS Instruments Inc	4,900	922
Motorola Solutions Inc	23,605	4,846
NVIDIA Corp	12,789	8,310
NXP Semiconductors NV	58,244	12,314
Oracle Corp	122,778	9,667
Palo Alto Networks Inc *	1,593	579
Paycom Software Inc *	600	198
PayPal Holdings Inc *	25,123	6,533
Plantronics Inc *	4,100	135
Qorvo Inc *	5,400	987
QUALCOMM Inc	109,091	14,677
Qualtrics International Inc, Cl A	7,468	257
Seagate Technology Holdings PLC	5,442	521
ServiceNow Inc *	1,534	727
Skyworks Solutions Inc	13,600	2,312
Snap Inc, Cl A *	12,700	789
Sykes Enterprises Inc *	7,500	314
SYNNEX Corp	15,100	1,912
Synopsys Inc *	4,400	1,119
Texas Instruments Inc	26,864	5,099
Ubiquiti Inc	3,400	1,025
Visa Inc, Cl A	42,580	9,678
Vishay Intertechnology Inc	7,200	173
VMware Inc, Cl A *	3,900	616
Western Digital Corp *	13,719	1,032
Zebra Technologies Corp, Cl A *	1,700	845

		391,094

Materials — 4.2%
Air Products and Chemicals Inc	37,567	11,257
Alcoa Corp *	9,800	389
AptarGroup Inc	21,350	3,145
Avery Dennison Corp	21,656	4,776
Celanese Corp, Cl A	52,556	8,695
Corteva Inc	21,300	969
Dow Inc	31,673	2,167
DuPont de Nemours Inc	10,300	871
FMC Corp	68,218	7,960
Freeport-McMoRan Inc, Cl B	45,000	1,922
Huntsman Corp	22,800	647
International Flavors & Fragrances Inc	33,568	4,756
International Paper Co	51,700	3,262
Linde PLC	5,501	1,654
Louisiana-Pacific Corp	4,980	335

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
LyondellBasell Industries NV, Cl A	8,269	$931
Mosaic Co/The	38,600	1,395
Nucor Corp	26,340	2,701
Olin Corp	16,583	811
Packaging Corp of America	6,199	922
Reliance Steel & Aluminum Co	9,452	1,589
Sherwin-Williams Co/The	10,200	2,892
Steel Dynamics Inc	18,428	1,150
Trinseo SA	3,500	227
Vulcan Materials Co	5,114	938
Westlake Chemical Corp	35,529	3,584

		69,945

Real Estate — 2.2%
American Homes 4 Rent, Cl A ‡	34,562	1,316
Apartment Investment and Management
Co, Cl A ‡	47,300	333
Crown Castle International Corp ‡	47,764	9,051
Digital Realty Trust Inc ‡	4,208	638
Duke Realty Corp ‡	46,370	2,154
Extra Space Storage Inc ‡	25,646	3,842
Gaming and Leisure Properties Inc ‡	4,438	206
Iron Mountain Inc ‡	1,851	81
Life Storage Inc ‡	7,559	752
MGM Growth Properties LLC, Cl A ‡	56,300	2,019
Omega Healthcare Investors Inc ‡	11,800	432
PotlatchDeltic Corp ‡	25,200	1,517
Prologis Inc ‡	20,171	2,377
Public Storage ‡	4,658	1,316
SBA Communications Corp, Cl A ‡	10,988	3,276
Simon Property Group Inc ‡	793	102
Weyerhaeuser Co ‡	170,200	6,461

		35,873

Utilities — 2.7%
AES Corp/The	205,000	5,209
American Electric Power Co Inc	10,886	936
Atmos Energy Corp	22,065	2,188
CenterPoint Energy Inc	12,000	304
CMS Energy Corp	43,752	2,745
Dominion Energy Inc	26,000	1,980
Duke Energy Corp	29,800	2,987
Entergy Corp	3,900	411
Evergy Inc	34,000	2,108
Exelon Corp	33,700	1,521
MDU Resources Group Inc	12,400	417
National Fuel Gas Co	19,800	1,027
NextEra Energy Inc	150,865	11,046
NRG Energy Inc	73,200	2,353
PPL Corp	105,700	3,077
Public Service Enterprise Group Inc	10,000	621
Sempra Energy	2,954	400
Southern Co/The	54,200	3,465

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vistra Corp	92,600	$1,497

		44,292

Total Common Stock (Cost $1,113,913) ($ Thousands)		1,564,075

	Face Amount (Thousands)
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill 0.045%, 09/16/2021 (B)(C)	$120	120

Total U.S. Treasury Obligation (Cost $120) ($ Thousands)		120

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P. 0.010% **†(D)	11	$–

Total Affiliated Partnership (Cost $—) ($ Thousands)		–

CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	81,713,719	81,714

Total Cash Equivalent (Cost $81,714) ($ Thousands)		81,714

Total Investments in Securities — 98.6% (Cost $1,195,747) ($ Thousands)		$1,645,909

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Thousands)
Long Contracts
S&P 500 Index E-MINI	81	Jun-2021	$16,846	$17,020	$174

A list of the open OTC Swap agreement held by the Fund at May 31, 2021, is as follows:

				Total Return Swap

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
Bank of America Merrill Lynch	United States Custom Basket of Securities	1 Month + 0.15%	Asset Returns	Monthly	02/28/2022	USD	76,454	$(834)	$–	$(834)

The following table represents the individual stock exposures comprising the Net Long Custom Basket Total Return Swap as of May 31, 2021:

United States Custom Basket of Long Securities

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
15,000	AGCO CORP	USD	$2,243	$(108)	$(108)	(14.51)%
8,200	ALASKA AIR GROUP	USD	588	(21)	(21)	(2.82)
5,291	ALPHABET INC-CL A	USD	12,111	366	366	49.20
27,700	ALTRIA GROUP INC	USD	1,391	(28)	(28)	(3.76)
4,997	AMAZON.COM INC	USD	16,342	(240)	(240)	(32.26)
689	ANTHEM INC	USD	271	3	3	0.40
—	ARROWHEAD PHARMA	USD	—	6	6	0.81
3,600	AT&T INC	USD	113	(7)	(7)	(0.94)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
20,000	BALL CORPORATION	USD	$1,773	$(130)	$(130)	(17.47)%
3,841	BECTON DICKINSON AND CO	USD	926	3	3	0.40
54,000	BJ’S WHOLESALE C	USD	2,577	(163)	(163)	(21.91)
2,000	BOYD GAMING CORP	USD	122	6	6	0.81
22,400	CBRE GROUP INC - A	USD	1,942	25	25	3.36
-	CHART INDUSTRIES INC	USD	-	5	5	0.67
3,890	CHARTER COMMUN-A	USD	2,672	30	30	4.03
36,100	CONAGRA BRANDS INC	USD	1,362	24	24	3.23
18,800	CONSOLIDATED EDISON INC	USD	1,465	(13)	(13)	(1.75)
30,400	CORTEVA INC	USD	1,358	25	25	3.36
2,100	CROWDSTRIKE HO-A	USD	396	71	71	9.54
20,100	CROWN CASTLE INTERNATIONAL CORP	USD	3,658	153	153	20.57
16,205	DIAMONDBACK ENERGY INC	USD	1,302	1	1	0.13
384	DOMINO’S PIZZA INC	USD	166	(2)	(2)	(0.27)
13,900	ELECTRONIC ARTS INC	USD	1,912	124	124	16.67
12,700	EURONET WORLDWIDE INC	USD	1,834	67	67	9.01
46,100	EXELIXIS INC	USD	1,164	(128)	(128)	(17.20)
148,200	FIRST HORIZON CORP	USD	2,842	(18)	(18)	(2.42)
279,100	FORD MOTOR CO	USD	3,391	676	676	90.86
7,300	FORTIVE CORP	USD	514	16	16	2.15
11,800	GENERAL MILLS INC	USD	741	1	1	0.13
7,300	GILEAD SCIENCES INC	USD	504	(22)	(22)	(2.96)
15,500	HARTFORD FINL SV	USD	1,025	(8)	(8)	(1.08)
36,000	HEWLETT PACKARD ENTERPRISE CO	USD	582	(8)	(8)	(1.08)
13,200	HOLLYFRONTIER CORP	USD	484	(57)	(57)	(7.66)
385	HUMANA INC	USD	173	(5)	(5)	(0.67)
10,038	HUNTINGTON INGAL	USD	2,171	10	10	1.34
3,600	INCYTE CORP	USD	301	1	1	0.13
134	INTUITIVE SURGICAL INC	USD	109	3	3	0.40
7,200	JANUS HENDERSON GROUP PLC	USD	269	9	9	1.21
90,100	KEYCORP	USD	2,119	(28)	(28)	(3.76)
11,300	KNIGHT-SWIFT TRA	USD	552	(14)	(14)	(1.88)
44,600	KROGER CO	USD	1,668	(14)	(14)	(1.88)
21,500	LAMAR ADVERTISING CO-A	USD	2,207	47	47	6.32
1,282	LENNOX INTERNATIONAL INC	USD	447	2	2	0.27
2,000	LHC GROUP INC	USD	375	18	18	2.42
104,600	LIBERTY	USD	2,948	(104)	(104)	(13.98)
5,800	LOWE’S COS INC	USD	1,126	4	4	0.54
-	MARATHON PETROLEUM CORP	USD	-	(8)	(8)	(1.08)
10,000	MARRIOTT VACATIONS WORLD	USD	1,741	(21)	(21)	(2.82)
24,800	MARSH & MCLENNAN COS	USD	3,335	96	96	12.90
30,600	MASCO CORP	USD	1,953	(102)	(102)	(13.71)
14,600	MCKESSON CORP	USD	2,911	(98)	(98)	(13.17)
400	MONOLITHIC POWER	USD	125	12	12	1.61
1,003	MSCI INC	USD	465	4	4	0.54
67,600	NEWS CORP - CLASS A	USD	1,819	5	5	0.67
1,900	NIKE INC -CL B	USD	259	1	1	0.13
-	NORTONLIFELOCK INC	USD	-	(123)	(123)	(16.53)
20,300	NOV INC	USD	364	(38)	(38)	(5.11)
3,500	NOVAVAX INC	USD	497	20	20	2.69
1,200	NOVOCURE	USD	212	33	33	4.44
62,700	NY COMM BANCORP	USD	759	2	2	0.27
9,000	OKTA INC	USD	2,024	(19)	(19)	(2.55)
100	OMEGA HEALTHCARE INVESTORS INC	USD	4	4	4	0.54
3,100	OTIS WORLDWIDE CORP	USD	242	1	1	0.13
2,000	PALO ALTO NETWORKS INC	USD	672	55	55	7.39
1,000	PAYPAL HOLDINGS INC	USD	244	17	17	2.28
1,700	PELOTON INTERACTIVE INC-A	USD	157	31	31	4.17
17,100	PENSKE AUTOMOTIVE GROUP INC	USD	1,569	(102)	(102)	(13.71)
45,000	PERFORMANCE FOOD GROUP CO	USD	2,319	(65)	(65)	(8.74)
-	PERKINELMER INC	USD	-	(1)	(1)	(0.13)
7,400	PIONEER NATURAL	USD	1,192	(67)	(67)	(9.01)

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
7,000	POST HOLDINGS INC	USD	$804	$5	$5	0.67%
11,841	PUBLIC STORAGE	USD	3,275	70	70	9.41
5,300	QUALCOMM INC	USD	688	25	25	3.36
26,700	QUANTA SERVICES INC	USD	2,584	(40)	(40)	(5.38)
3,420	REGENERON PHARMACEUTICALS	USD	1,791	(73)	(73)	(9.81)
2,800	REINSURANCE GROUP OF AMERICA INC	USD	347	6	6	0.81
15,400	RELIANCE STEEL & ALUMINUM	USD	2,627	(31)	(31)	(4.17)
25,300	SCHNEIDER NATL-B	USD	648	(30)	(30)	(4.03)
42,100	SYNOVUS FINANCIAL CORP	USD	2,073	(7)	(7)	(0.94)
10,800	TARGA RESOURCES CORP	USD	422	(2)	(2)	(0.27)
20,300	TE CONNECTIVITY LTD	USD	2,709	56	56	7.53
6,763	TESLA INC	USD	3,901	331	331	44.49
2,300	TEXAS INSTRUMENTS INC	USD	416	21	21	2.82
1,003	THERMO FISHER	USD	454	17	17	2.28
5,500	TJX COS INC/THE	USD	372	-	-	-
2,700	UBIQUITI INC	USD	755	60	60	8.06
45,300	UGI CORP	USD	1,985	102	102	13.71
6,400	UNITED PARCEL-B	USD	1,384	(5)	(5)	(0.67)
19,200	UNIVERSAL HLTH-B	USD	3,084	(20)	(20)	(2.69)
4,100	US FOODS HOLDING CORP	USD	157	3	3	0.40
9,000	VAIL RESORTS INC	USD	2,865	78	78	10.49
-	VALLEY NATIONAL BANCORP	USD	-	30	30	4.03
5,200	VEEVA SYSTEMS INC	USD	1,289	227	227	30.51
698	VERTEX PHARM	USD	151	(5)	(5)	(0.67)
6,000	VIACOMCBS INC	USD	241	14	14	1.88
112,700	WELLS FARGO & CO	USD	5,398	(127)	(127)	(17.07)
55,700	WESTROCK CO	USD	3,443	(187)	(187)	(25.13)
33,700	WEYERHAEUSER CO	USD	1,283	(4)	(4)	(0.54)
8,000	ZIONS BANCORP NA	USD	482	(16)	(16)	(2.15)
1,000	ZSCALER INC	USD	163	31	31	4.17

			$150,890	$744	$744	100.00%

The following table represents the individual stock exposures comprising the Net Short Custom Basket Total Return Swap as of May 31, 2021:

United States Custom Basket of Short Securities

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
(18,200)	ADAPTIVE BIOTECHNOLOGIES	USD	$(626)	$(63)	$(63)	3.99%
(27,700)	ADVANTAGE SOLUTIONS	USD	(341)	(8)	(8)	0.51
(7,600)	AGREE REALTY CORPORATION	USD	(527)	(9)	(9)	0.57
(3,200)	ALLAKOS INC	USD	(322)	(3)	(3)	0.19
(6,900)	ALLOGENE THERAPEUTICS INC	USD	(197)	20	20	(1.27)
(3,100)	ALNYLAM PHARMACEUTICALS INC	USD	(421)	(19)	(19)	1.20
(47,800)	AMERICAN AIRLINE	USD	(1,116)	(45)	(45)	2.85
(7,900)	AMERICAN WATER WORKS	USD	(1,192)	(39)	(39)	2.47
(37,500)	AMERICOLD REALTY TRUST	USD	(1,423)	(4)	(4)	0.25
(16,600)	AMERIS BANCORP	USD	(943)	32	32	(2.03)
(8,900)	ARENA PHARMACEUTICALS	USD	(542)	(2)	(2)	0.13
(23,300)	ASANA	USD	(710)	(151)	(151)	9.57
(13,800)	ATMOS ENERGY CORP	USD	(1,359)	(18)	(18)	1.14
(11,800)	BANK OF HAWAII CORP	USD	(1,098)	32	32	(2.03)
(2,800)	BEAM THERAPEUTICS INC	USD	(194)	(25)	(25)	1.59
(1,900)	BEYOND MEAT INC	USD	(195)	(82)	(82)	5.20
(2,400)	BIOHAVEN PHARMAC	USD	(169)	(40)	(40)	2.54
(23,800)	BLACKSTONE MOR-A	USD	(753)	(9)	(9)	0.57
(827)	BOEING CO/THE	USD	(189)	(16)	(16)	1.01
(12,700)	BRIDGEBIO PHARMA INC	USD	(691)	(62)	(62)	3.93
(20,700)	BUNGE LIMITED	USD	(1,853)	46	46	(2.91)

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
(41,700)	CHAMPIONX CORP	USD	$(1,119)	$15	$15	(0.95)%
(6,100)	CHARLES SCHWAB CORP/THE	USD	(445)	(6)	(6)	0.38
(27,300)	CLEARWAY ENERGY INC	USD	(732)	(10)	(10)	0.63
(101,400)	CLEVELAND-CLIFFS INC	USD	(2,118)	83	83	(5.26)
(11,800)	COMMERCE BANCSHARES INC	USD	(942)	23	23	(1.46)
(11,200)	COMMUNITY BANK SYSTEM INC	USD	(912)	4	4	(0.25)
(24,000)	COTY INC	USD	(214)	16	16	(1.01)
(8,900)	CREE INC	USD	(835)	(57)	(57)	3.61
(11,600)	CULLEN/FROST BANKERS INC	USD	(1,445)	38	38	(2.41)
(20,500)	DISH NETWORK CORP	USD	(927)	35	35	(2.22)
(7,400)	DRAFTKINGS INC	USD	(322)	(48)	(48)	3.04
(34,300)	ESSENTIAL UTILITIES INC	USD	(1,585)	(65)	(65)	4.12
(12,400)	EVERSOURCE ENERGY	USD	(1,019)	11	11	(0.70)
(12,400)	FASTLY INC - CLASS A	USD	(524)	(62)	(62)	3.93
(15,100)	FEDERAL REALTY INVS TRUST	USD	(1,706)	(21)	(21)	1.33
(1,693)	FIRST CITIZENS-A	USD	(1,471)	13	13	(0.82)
(18,200)	FIRST FINL BANKSHARES INC	USD	(934)	19	19	(1.20)
(11,400)	FIRST REPUBLIC BANK/CA	USD	(2,167)	(15)	(15)	0.95
(20,500)	FIRST SOLAR INC	USD	(1,467)	(97)	(97)	6.15
(6,900)	FOX FACTORY HOLDING CORP	USD	(1,092)	19	19	(1.20)
(157,000)	FREDDIE	USD	(341)	-	-
(14,900)	GLACIER BANCORP INC	USD	(916)	50	50	(3.17)
(4,500)	HANNON ARMSTRONG	USD	(211)	(11)	(11)	0.70
(54,900)	HECLA MINING CO	USD	(475)	(19)	(19)	1.20
(6,900)	HORMEL FOODS CORP	USD	(342)	7	7	(0.44)
(600)	HYATT HOTELS CORP - CL A	USD	(47)	(1)	(1)	0.06
(2,300)	IDACORP INC	USD	(232)	5	5	(0.32)
(5,500)	INTELLIA THERAPEUTICS INC	USD	(367)	(46)	(46)	2.92
(13,400)	INTL FLAVORS & FRAGRANCES	USD	(1,913)	15	15	(0.95)
(4,300)	KINSALE CAPITAL GROUP INC	USD	(685)	(32)	(32)	2.03
(7,300)	LAS VEGAS SANDS CORP	USD	(414)	(8)	(8)	0.51
(4,300)	LEIDOS HOLDINGS INC	USD	(445)	3	3	(0.19)
(9,300)	LEMONADE INC	USD	(674)	(170)	(170)	10.77
(8,400)	LIBERTY BROADBAND CORP	USD	(1,371)	(27)	(27)	1.71
(1,800)	LINDE PLC	USD	(542)	-	-
(9,400)	LIVE NATION ENTE	USD	(794)	(54)	(54)	3.42
(54,000)	LUMEN TECHNOLOGIES INC	USD	(786)	25	25	(1.58)
(17,000)	MACERICH CO	USD	(267)	(3)	(3)	0.19
(2,600)	NEW FORTRESS ENERGY INC	USD	(108)	(2)	(2)	0.13
(11,500)	NUTANIX INC - A	USD	(341)	(22)	(22)	1.39
(40,400)	OGE ENERGY CORP	USD	(1,365)	(29)	(29)	1.84
(3,500)	ONEOK INC	USD	(193)	11	11	(0.70)
(18,200)	OPEN LENDING CORPORATION	USD	(638)	(65)	(65)	4.12
(1,900)	ORMAT TECHNOLOGIES INC	USD	(124)	(7)	(7)	0.44
(47,100)	OWL	USD	(670)	(8)	(8)	0.51
(186,700)	P G & E CORP	USD	(2,007)	118	118	(7.48)
(10,100)	PACIFIC PREMIER BANCORP INC	USD	(464)	-	-
(1,900)	PACKAGING CORP OF AMERICA	USD	(295)	12	12	(0.76)
(21,000)	PALANTIR TECHNOLOGIES	USD	(430)	(53)	(53)	3.36
(78,500)	PARK HOTELS & RESORTS INC	USD	(1,692)	61	61	(3.86)
(4,800)	PATTERSON COS INC	USD	(171)	15	15	(0.95)
(18,500)	PENNYMAC FINANCI	USD	(1,131)	(32)	(32)	2.03
(6,100)	RAYONIER INC	USD	(227)	(6)	(6)	0.38
(4,800)	REDFIN CORP	USD	(248)	(36)	(36)	2.28
(22,300)	REYNOLDS CONSUMER PRODUCTS INC	USD	(705)	28	28	(1.77)
(3,400)	ROYAL GOLD INC	USD	(435)	14	14	(0.89)
(60,700)	SABRE CORP	USD	(801)	(40)	(40)	2.53
(8,600)	SAREPTA THERAPEUTICS INC	USD	(646)	(5)	(5)	0.32
(9,800)	SELECTQUOTE INC	USD	(209)	10	10	(0.63)
(5,100)	SNOWFLAKE	USD	(1,085)	(132)	(132)	8.37
(12,300)	SOUTH STATE CORP	USD	(1,103)	5	5	(0.32)
(24,100)	SPIRIT AEROSYS-A	USD	(1,022)	(167)	(167)	10.58

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

Shares	Description	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)	Fair Value (Thousands)	Percentage Value of Underlying Investment
(2,200)	SPRINGWORKS THER	USD	$(160)	$(19)	$(19)	1.20%
(6,900)	SUNPOWER CORP	USD	(151)	(10)	(10)	0.63
(42,190)	SUNRUN INC	USD	(1,688)	(205)	(205)	12.99
(3,800)	SVB FINANCIAL GROUP	USD	(2,195)	(21)	(21)	1.33
(14,300)	TEXAS CAPITAL BA	USD	(999)	14	14	(0.89)
(36,600)	TRIPADVISOR INC	USD	(1,501)	(90)	(90)	5.70
(21,100)	UNITED STATES STEEL CORP	USD	(553)	7	7	(0.44)
(118,200)	UWM HOLDINGS	USD	(960)	(94)	(94)	5.96
(16,600)	VROOM INC	USD	(666)	(69)	(69)	4.37
(15,100)	WESTERN ALLIANCE BANCORP	USD	(1,570)	58	58	(3.68)
(6,399)	ZYMERGEN INC	USD	(224)	17	17	(1.08)

			$(74,436)	$(1,578)	$(1,578)	100.00%

Percentages are based on Net Assets of $1,668,804 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (See Note 12). The total market value of securities on loan at May 31, 2021 was $— ($ Thousands).

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $— ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

OTC — Over The Counter

PLC — Public Limited Company

S&P— Standard & Poor’s

USD — U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,564,075	–	–	1,564,075
U.S. Treasury Obligation	–	120	–	120
Affiliated Partnership	–	–	–	–
Cash Equivalent	81,714	–	–	81,714

Total Investments in Securities	1,645,789	120	–	1,645,909

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*

Unrealized Appreciation	174	–	–	174

OTC Swap

Total Return Swap*

Unrealized Depreciation	–	(834)	–	(834)

Total Other Financial Instruments	174	(834)	–	(660)

* Futures and swap contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	9

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Disciplined Equity Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$22,577	$80,012	$(102,587)	$2	$(4)	$—	11	$32	$—
SEI Daily Income Trust, Government Fund, Cl F	37,160	676,393	(631,839)	—	—	81,714	81,713,719	7	—

Totals	$59,737	$756,405	$(734,426)	$2	$(4)	$81,714		$39	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.7%

Communication Services — 10.6%
Activision Blizzard Inc	44,256	$4,304
Alphabet Inc, Cl A *	17,329	40,842
Alphabet Inc, Cl C *	16,799	40,512
Altice USA Inc, Cl A *	14,000	505
AT&T Inc	408,385	12,019
Cable One Inc	357	648
Charter Communications Inc, Cl A *	8,197	5,693
Comcast Corp, Cl A	259,950	14,906
Discovery Inc, Cl A *(A)	11,500	369
Discovery Inc, Cl C *	18,300	550
DISH Network Corp, Cl A *	15,226	663
Electronic Arts Inc	16,265	2,325
Facebook Inc, Cl A *	138,500	45,529
Fox Corp	31,527	1,166
IAC/InterActiveCorp *	4,532	723
Interpublic Group of Cos Inc/The	23,275	784
John Wiley & Sons Inc, Cl A	3,842	243
Liberty Broadband Corp, Cl A *	1,280	207
Liberty Broadband Corp, Cl C *	8,578	1,426
Liberty Media Corp-Liberty Formula One, Cl A *	1,600	64
Liberty Media Corp-Liberty Formula One, Cl C *	12,200	545
Liberty Media Corp-Liberty SiriusXM, Cl A *	4,020	176
Liberty Media Corp-Liberty SiriusXM, Cl C *	9,721	423
Lions Gate Entertainment Corp, Cl A *(A)	4,900	95
Lions Gate Entertainment Corp, Cl B *	10,883	189
Live Nation Entertainment Inc *	6,900	622
Lumen Technologies Inc	62,106	860
Madison Square Garden Entertainment Corp *	1,086	97
Madison Square Garden Sports Corp, Cl A *	1,086	201
Match Group Inc *	12,696	1,820
Netflix Inc *	24,400	12,269
New York Times Co/The, Cl A	8,800	377
News Corp	10,800	277
News Corp, Cl A	25,546	689
Nexstar Media Group Inc, Cl A	2,400	365
Omnicom Group Inc	12,744	1,048
Pinterest Inc, Cl A *	24,700	1,613
Playtika Holding Corp *	4,700	129
Roku Inc, Cl A *	6,200	2,150
Sirius XM Holdings Inc (A)	79,600	497
Spotify Technology SA *	7,400	1,788
Take-Two Interactive Software Inc *	6,000	1,113
Telephone and Data Systems Inc	4,280	110
T-Mobile US Inc *	31,892	4,511
TripAdvisor Inc *	5,767	251
Twitter Inc *	44,860	2,602
United States Cellular Corp *	831	31
Verizon Communications Inc	237,476	13,415

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ViacomCBS Inc	715	$33
ViacomCBS Inc, Cl B	32,786	1,391
Vimeo Inc *	7,358	309
Walt Disney Co/The	104,450	18,660
World Wrestling Entertainment Inc, Cl A	2,200	123
Zillow Group Inc, Cl A *	4,043	478
Zillow Group Inc, Cl C *	9,086	1,066
Zynga Inc, Cl A *	50,500	547

		244,348

Consumer Discretionary — 11.7%
2U Inc *	4,100	149
Advance Auto Parts Inc	3,508	666
Amazon.com Inc *	24,489	78,930
Aptiv PLC *	15,300	2,302
Aramark	15,300	571
AutoNation Inc *	3,032	310
AutoZone Inc *	1,307	1,838
Best Buy Co Inc	13,347	1,551
Booking Holdings Inc *	2,332	5,507
BorgWarner Inc	15,864	814
Bright Horizons Family Solutions Inc *	3,600	498
Brunswick Corp/DE	3,500	358
Burlington Stores Inc *	3,700	1,196
Capri Holdings Ltd *	7,300	414
CarMax Inc *	9,760	1,124
Carnival Corp, Cl A *	37,700	1,114
Carter’s Inc	3,300	337
Carvana Co, Cl A *	3,400	901
Chegg Inc *	7,400	569
Chipotle Mexican Grill Inc, Cl A *	1,619	2,221
Choice Hotels International Inc	1,884	228
Columbia Sportswear Co	2,300	236
Darden Restaurants Inc	7,122	1,020
Dick’s Sporting Goods Inc	3,258	318
Dollar General Corp	14,100	2,862
Dollar Tree Inc *	13,234	1,290
Domino’s Pizza Inc	2,400	1,025
DR Horton Inc	18,168	1,731
eBay Inc	37,011	2,253
Etsy Inc *	6,600	1,087
Expedia Group Inc *	7,322	1,296
Extended Stay America Inc	7,600	150
Five Below Inc *	3,000	552
Floor & Decor Holdings Inc, Cl A *	4,500	442
Foot Locker Inc	5,869	371
Ford Motor Co *	224,184	3,257
frontdoor Inc *	4,700	252
Gap Inc/The	7,321	245
Garmin Ltd	8,700	1,237
General Motors Co *	72,400	4,294
Gentex Corp	12,864	457
Genuine Parts Co	8,311	1,090

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Graham Holdings Co, Cl B	157	$104
Grand Canyon Education Inc *	2,300	209
Grubhub Inc *	4,800	289
H&R Block Inc	11,725	291
Hanesbrands Inc	19,972	390
Harley-Davidson Inc	10,003	485
Hasbro Inc	7,067	678
Hilton Worldwide Holdings Inc *	14,833	1,858
Home Depot Inc/The	62,115	19,809
Hyatt Hotels Corp, Cl A *	2,600	203
Kohl’s Corp	10,319	573
L Brands Inc	11,757	821
Las Vegas Sands Corp *	18,393	1,062
Lear Corp	3,600	696
Leggett & Platt Inc	7,212	397
Lennar Corp, Cl A	14,490	1,435
Lennar Corp, Cl B	1,713	134
Leslie’s Inc *	300	9
LKQ Corp *	18,400	938
Lowe’s Cos Inc	42,410	8,263
Lululemon Athletica Inc *	6,500	2,100
Marriott International Inc/MD, Cl A *	14,694	2,110
Mattel Inc *	19,842	421
McDonald’s Corp	42,580	9,959
MGM Resorts International	24,639	1,056
Mohawk Industries Inc *	3,766	793
Newell Brands Inc	21,393	614
NIKE Inc, Cl B	72,468	9,889
Nordstrom Inc *	6,912	232
Norwegian Cruise Line Holdings Ltd *(A)	22,200	708
NVR Inc *	184	899
Ollie’s Bargain Outlet Holdings Inc *	2,800	242
O’Reilly Automotive Inc *	3,840	2,055
Peloton Interactive Inc, Cl A *	14,300	1,577
Penske Automotive Group Inc	1,800	154
Petco Health & Wellness Co Inc, Cl A *(A)	3,300	75
Planet Fitness Inc, Cl A *	4,700	370
Polaris Inc	3,900	512
Pool Corp	2,000	873
PulteGroup Inc	16,145	933
PVH Corp *	3,000	344
Qurate Retail Inc	28,230	385
Ralph Lauren Corp, Cl A	3,180	395
Ross Stores Inc	19,976	2,525
Royal Caribbean Cruises Ltd *	10,200	951
Service Corp International/US	10,894	578
Six Flags Entertainment Corp *	3,500	159
Skechers USA Inc, Cl A *	8,500	404
Starbucks Corp	67,312	7,666
Tapestry Inc *	17,867	802
Target Corp	28,585	6,487
Tempur Sealy International Inc	8,000	308

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Terminix Global Holdings Inc *	6,200	$306
Tesla Inc *	44,085	27,563
Thor Industries Inc	3,300	406
TJX Cos Inc/The	69,616	4,702
Toll Brothers Inc	4,751	310
Tractor Supply Co	6,600	1,199
Travel + Leisure Co	4,768	311
Ulta Beauty Inc *	3,152	1,089
Under Armour Inc, Cl A *	10,700	242
Under Armour Inc, Cl C *	8,821	168
Vail Resorts Inc	2,000	654
VF Corp	19,868	1,584
Vroom Inc *(A)	6,400	283
Wayfair Inc, Cl A *(A)	4,000	1,226
Wendy’s Co/The	13,075	304
Whirlpool Corp	3,716	881
Williams-Sonoma Inc	3,862	655
Wyndham Hotels & Resorts Inc	5,768	433
Wynn Resorts Ltd *	6,696	883
Yum China Holdings Inc	21,448	1,451
Yum! Brands Inc	16,548	1,985

		268,918

Consumer Staples — 5.7%
Albertsons Cos Inc (A)	9,600	184
Altria Group Inc	108,240	5,328
Archer-Daniels-Midland Co	31,479	2,094
Beyond Meat Inc *(A)	2,700	393
Boston Beer Co Inc/The, Cl A *(A)	500	529
Brown-Forman Corp, Cl A	2,200	165
Brown-Forman Corp, Cl B	11,617	934
Bunge Ltd	8,800	764
Campbell Soup Co	8,978	437
Casey’s General Stores Inc	1,900	420
Church & Dwight Co Inc	15,314	1,313
Clorox Co/The	7,803	1,379
Coca-Cola Co/The	221,440	12,243
Colgate-Palmolive Co	48,850	4,093
Conagra Brands Inc	28,376	1,081
Constellation Brands Inc, Cl A	9,231	2,213
Costco Wholesale Corp	25,681	9,714
Coty Inc, Cl A *	14,922	133
Energizer Holdings Inc (A)	2,941	135
Estee Lauder Cos Inc/The, Cl A	13,108	4,018
Flowers Foods Inc	10,325	249
General Mills Inc	33,192	2,086
Grocery Outlet Holding Corp *	3,800	129
Hain Celestial Group Inc/The *	3,300	134
Herbalife Nutrition Ltd *	6,500	342
Hershey Co/The	8,498	1,471
Hormel Foods Corp (A)	16,756	813
Ingredion Inc	4,100	389
J M Smucker Co/The	6,311	841

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kellogg Co (A)	15,403	$1,009
Keurig Dr Pepper Inc	37,500	1,386
Kimberly-Clark Corp	19,518	2,550
Kraft Heinz Co/The	39,402	1,718
Kroger Co/The	43,846	1,621
Lamb Weston Holdings Inc	8,362	690
McCormick & Co Inc/MD	13,286	1,183
Molson Coors Beverage Co, Cl B *	11,962	698
Mondelez International Inc, Cl A	81,206	5,159
Monster Beverage Corp *	20,987	1,978
Nu Skin Enterprises Inc, Cl A	3,900	235
PepsiCo Inc	79,452	11,754
Philip Morris International Inc	89,868	8,666
Pilgrim’s Pride Corp *	400	10
Post Holdings Inc *	3,800	439
Procter & Gamble Co/The	140,854	18,994
Reynolds Consumer Products Inc	5,200	157
Seaboard Corp	16	59
Spectrum Brands Holdings Inc	2,918	259
Sprouts Farmers Market Inc *	9,000	239
Sysco Corp	27,748	2,248
TreeHouse Foods Inc *	3,000	146
Tyson Foods Inc, Cl A	16,865	1,341
US Foods Holding Corp *	13,000	506
Walgreens Boots Alliance Inc	41,325	2,176
Walmart Inc	79,779	11,331

		130,576

Energy — 2.6%
Antero Midstream Corp	10,700	103
APA Corp	21,559	448
Baker Hughes Co, Cl A	38,040	928
Cabot Oil & Gas Corp, Cl A	23,700	389
Cheniere Energy Inc *	13,600	1,155
Chevron Corp	110,498	11,469
Cimarex Energy Co	6,900	467
ConocoPhillips	78,755	4,390
Continental Resources Inc/OK	5,300	173
Devon Energy Corp	32,627	866
Diamondback Energy Inc	10,517	842
EOG Resources Inc	32,190	2,586
EQT Corp *	11,619	243
Equitrans Midstream Corp	16,495	136
Exxon Mobil Corp	242,638	14,163
Halliburton Co	51,036	1,146
Helmerich & Payne Inc	6,550	185
Hess Corp	14,612	1,225
HollyFrontier Corp	7,026	228
Kinder Morgan Inc	115,322	2,115
Marathon Oil Corp	48,376	586
Marathon Petroleum Corp	36,819	2,275
Murphy Oil Corp	5,354	116
NOV Inc *	23,180	374

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Occidental Petroleum Corp	49,819	$1,293
ONEOK Inc	24,758	1,306
Phillips 66	26,288	2,214
Pioneer Natural Resources Co	11,509	1,751
Schlumberger NV	79,355	2,486
Targa Resources Corp	14,800	575
Valero Energy Corp	23,036	1,852
Williams Cos Inc/The	68,796	1,812

		59,897

Financials — 11.9%
Affiliated Managers Group Inc	1,920	315
Aflac Inc	39,012	2,211
AGNC Investment Corp ‡	34,059	631
Alleghany Corp *	799	573
Allstate Corp/The	17,325	2,367
Ally Financial Inc	19,500	1,067
American Express Co	38,034	6,090
American Financial Group Inc/OH	4,114	547
American International Group Inc	47,623	2,516
American National Group Inc	822	123
Ameriprise Financial Inc	6,980	1,814
Annaly Capital Management Inc ‡	86,211	799
Aon PLC, Cl A	13,078	3,314
Apollo Global Management Inc, Cl A	10,500	602
Arch Capital Group Ltd *	22,600	902
Ares Management Corp, Cl A	6,000	331
Arthur J Gallagher & Co	11,104	1,628
Associated Banc-Corp	7,284	167
Assurant Inc	3,293	531
Assured Guaranty Ltd	4,700	224
Athene Holding Ltd, Cl A *	6,700	420
Axis Capital Holdings Ltd	4,800	257
Bank of America Corp	446,963	18,947
Bank of Hawaii Corp	2,282	205
Bank of New York Mellon Corp/The	43,909	2,287
Bank OZK	6,400	273
Berkshire Hathaway Inc, Cl B *	108,300	31,346
BlackRock Inc, Cl A	8,485	7,442
BOK Financial Corp	2,475	225
Brighthouse Financial Inc *	2,728	133
Brown & Brown Inc	13,948	733
Capital One Financial Corp	26,125	4,200
Carlyle Group Inc/The	7,100	310
Cboe Global Markets Inc	6,600	735
Charles Schwab Corp/The	80,081	5,914
Chubb Ltd	26,091	4,435
Cincinnati Financial Corp	8,986	1,094
Citigroup Inc	120,304	9,469
Citizens Financial Group Inc	22,300	1,113
CME Group Inc, Cl A	20,570	4,500
CNA Financial Corp	3,100	148
Comerica Inc	8,953	703

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Commerce Bancshares Inc/MO	4,650	$362
Credit Acceptance Corp *(A)	500	224
Cullen/Frost Bankers Inc	3,568	431
Discover Financial Services	17,289	2,027
East West Bancorp Inc	9,000	673
Equitable Holdings Inc	26,200	832
Erie Indemnity Co, Cl A	1,419	285
Evercore Inc, Cl A	1,500	219
Everest Re Group Ltd	2,500	650
FactSet Research Systems Inc	2,300	769
Fidelity National Financial Inc	15,152	712
Fifth Third Bancorp	43,082	1,815
First American Financial Corp	6,900	444
First Citizens BancShares Inc/NC, Cl A (A)	200	172
First Hawaiian Inc	8,000	225
First Horizon Corp	32,956	628
First Republic Bank/CA	9,800	1,876
FNB Corp/PA	17,100	229
Franklin Resources Inc	14,949	511
Globe Life Inc	6,487	684
GoHealth Inc, Cl A *	3,000	34
Goldman Sachs Group Inc/The	19,275	7,171
Hanover Insurance Group Inc/The	2,493	348
Hartford Financial Services Group Inc/The	21,010	1,373
Huntington Bancshares Inc/OH	55,234	876
Interactive Brokers Group Inc, Cl A	5,600	377
Intercontinental Exchange Inc	32,000	3,612
Invesco Ltd	19,600	559
Jefferies Financial Group Inc	11,706	376
JPMorgan Chase & Co	174,434	28,649
Kemper Corp	3,300	247
KeyCorp	59,751	1,377
KKR & Co Inc	32,700	1,821
Lazard Ltd, Cl A (B)	6,900	326
Lemonade Inc *(A)	1,200	109
LendingTree Inc *	400	82
Lincoln National Corp	11,688	816
Loews Corp	13,236	773
LPL Financial Holdings Inc	4,800	710
M&T Bank Corp	6,757	1,086
Markel Corp *	790	968
MarketAxess Holdings Inc	2,000	933
Marsh & McLennan Cos Inc	29,265	4,049
Mercury General Corp	2,396	152
MetLife Inc	43,509	2,844
MGIC Investment Corp	18,900	278
Moody’s Corp	9,327	3,128
Morgan Stanley	81,514	7,414
Morningstar Inc	1,000	236
MSCI Inc, Cl A	4,600	2,153
Nasdaq Inc	7,000	1,172
New Residential Investment Corp ‡	24,100	255

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
New York Community Bancorp Inc	33,272	$398
Northern Trust Corp	11,505	1,394
Old Republic International Corp	17,490	459
OneMain Holdings Inc, Cl A	4,700	272
PacWest Bancorp	8,200	370
People’s United Financial Inc	24,934	472
Pinnacle Financial Partners Inc	4,100	373
PNC Financial Services Group Inc/The	24,622	4,793
Popular Inc	5,853	478
Primerica Inc	2,300	373
Principal Financial Group Inc	16,308	1,066
Progressive Corp/The	33,780	3,347
Prosperity Bancshares Inc	6,000	451
Prudential Financial Inc	23,663	2,531
Raymond James Financial Inc	7,221	957
Regions Financial Corp	59,487	1,393
Reinsurance Group of America Inc, Cl A	4,699	592
RenaissanceRe Holdings Ltd	2,600	401
Rocket Cos Inc, Cl A (A)	10,200	181
S&P Global Inc	13,756	5,220
Santander Consumer USA Holdings Inc	4,900	186
SEI Investments Co †	6,742	428
Signature Bank/New York NY	3,100	774
SLM Corp	20,731	420
Starwood Property Trust Inc ‡	14,100	358
State Street Corp	21,379	1,860
Sterling Bancorp/DE	9,300	248
SVB Financial Group *	2,800	1,632
Synchrony Financial	31,318	1,485
Synovus Financial Corp	7,896	388
T Rowe Price Group Inc	12,930	2,474
TCF Financial Corp	7,376	350
TFS Financial Corp	6,200	137
Tradeweb Markets Inc, Cl A	5,000	419
Travelers Cos Inc/The	14,475	2,312
Truist Financial Corp	78,163	4,829
Umpqua Holdings Corp	15,800	301
Unum Group	11,905	369
Upstart Holdings Inc *(A)	900	133
US Bancorp	78,897	4,795
Virtu Financial Inc, Cl A	2,600	79
Voya Financial Inc	8,500	557
W R Berkley Corp	8,121	633
Webster Financial Corp	5,600	317
Wells Fargo & Co	216,966	10,137
Western Alliance Bancorp	6,500	650
White Mountains Insurance Group Ltd	179	214
Willis Towers Watson PLC	7,262	1,898
Wintrust Financial Corp	1,800	145

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zions Bancorp NA	7,402	$428

		274,190

Health Care — 13.1%
10X Genomics Inc, Cl A *	3,300	594
Abbott Laboratories	98,937	11,541
AbbVie Inc	100,801	11,411
ABIOMED Inc *	2,800	797
Acadia Healthcare Co Inc *	4,700	303
ACADIA Pharmaceuticals Inc *	6,700	150
Acceleron Pharma Inc *	2,800	366
Adaptive Biotechnologies Corp *	5,800	219
Agilent Technologies Inc	17,464	2,412
Agios Pharmaceuticals Inc *	3,700	206
Alexion Pharmaceuticals Inc *	12,600	2,225
Align Technology Inc *	4,500	2,656
Alkermes PLC *	9,200	209
Alnylam Pharmaceuticals Inc *	5,900	838
Amedisys Inc *	1,900	491
American Well Corp, Cl A *	6,600	82
AmerisourceBergen Corp, Cl A	8,624	989
Amgen Inc	33,658	8,009
Anthem Inc	14,531	5,787
Avantor Inc *	26,900	865
Baxter International Inc	30,615	2,514
Becton Dickinson and Co	16,670	4,032
Berkeley Lights Inc *	1,600	70
Biogen Inc *	8,400	2,247
BioMarin Pharmaceutical Inc *	10,600	819
Bio-Rad Laboratories Inc, Cl A *	1,300	783
Bio-Techne Corp	2,141	886
Bluebird Bio Inc *	3,800	118
Boston Scientific Corp *	82,439	3,508
Bristol-Myers Squibb Co	132,019	8,676
Bruker Corp	5,700	396
Cardinal Health Inc	17,329	972
Catalent Inc *	9,800	1,027
Centene Corp *	32,758	2,411
Cerner Corp	18,796	1,471
Certara Inc *	2,700	71
Change Healthcare Inc *	17,708	415
Charles River Laboratories International Inc *	2,443	826
Chemed Corp	900	442
Cigna Corp	20,002	5,178
Cooper Cos Inc/The	2,904	1,143
CVS Health Corp	76,199	6,587
Danaher Corp	36,502	9,350
DaVita Inc *	6,885	827
DENTSPLY SIRONA Inc	13,366	894
Dexcom Inc *	5,000	1,847
Edwards Lifesciences Corp *	35,484	3,403
Elanco Animal Health Inc *	22,837	822

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eli Lilly & Co	49,171	$9,821
Encompass Health Corp	5,800	498
Envista Holdings Corp *	8,100	353
Exact Sciences Corp *	8,700	962
Exelixis Inc *	21,900	494
Gilead Sciences Inc	72,934	4,822
Global Blood Therapeutics Inc *	3,600	138
Globus Medical Inc, Cl A *	4,500	324
Guardant Health Inc *	4,600	571
Haemonetics Corp *	3,100	175
HCA Healthcare Inc	15,300	3,286
Henry Schein Inc *	8,868	674
Hill-Rom Holdings Inc	4,124	459
Hologic Inc *	15,400	971
Horizon Therapeutics Plc *	12,300	1,128
Humana Inc	7,475	3,272
ICU Medical Inc *	1,200	250
IDEXX Laboratories Inc *	4,804	2,681
Illumina Inc *	8,505	3,450
Incyte Corp *	10,700	896
Insulet Corp *	3,500	944
Integra LifeSciences Holdings Corp *	3,000	207
Intuitive Surgical Inc *	6,771	5,702
Ionis Pharmaceuticals Inc *	8,300	309
Iovance Biotherapeutics Inc *	8,300	154
IQVIA Holdings Inc *	10,813	2,597
Jazz Pharmaceuticals PLC *	3,100	552
Johnson & Johnson	151,709	25,677
Laboratory Corp of America Holdings *	5,690	1,562
Maravai LifeSciences Holdings Inc, Cl A *	4,200	158
Masimo Corp *	3,100	668
McKesson Corp	9,570	1,841
Medtronic PLC	78,326	9,915
Merck & Co Inc	144,543	10,969
Mettler-Toledo International Inc *	1,236	1,608
Moderna Inc *	16,200	2,997
Molina Healthcare Inc *	3,400	855
Nektar Therapeutics, Cl A *	8,700	157
Neurocrine Biosciences Inc *	5,400	520
Novocure Ltd *	6,100	1,244
Oak Street Health Inc *	3,700	223
Penumbra Inc *	1,500	374
PerkinElmer Inc	6,534	948
Perrigo Co PLC	7,800	360
Pfizer Inc	318,522	12,336
PPD Inc *	10,500	484
PRA Health Sciences Inc *	3,900	667
Premier Inc, Cl A	9,300	307
QIAGEN NV *	14,740	728
Quest Diagnostics Inc	8,244	1,085
Quidel Corp *	2,300	272
Reata Pharmaceuticals Inc, Cl A *	1,500	205

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Regeneron Pharmaceuticals Inc *	5,600	$ 2,814
Repligen Corp *	3,200	584
ResMed Inc	8,482	1,746
Royalty Pharma PLC, Cl A	19,900	798
Sage Therapeutics Inc *	3,100	216
Sana Biotechnology Inc *	1,800	38
Sarepta Therapeutics Inc *	3,900	295
Seagen Inc *	6,600	1,025
Signify Health Inc, Cl A *	1,500	38
Sotera Health Co *	7,400	178
STERIS PLC	4,900	935
Stryker Corp	19,704	5,030
Syneos Health Inc, Cl A *	3,800	334
Tandem Diabetes Care Inc *	3,600	307
Teladoc Health Inc *(A)	6,453	972
Teleflex Inc	2,740	1,102
Thermo Fisher Scientific Inc	23,025	10,810
United Therapeutics Corp *	2,400	446
UnitedHealth Group Inc	54,620	22,499
Universal Health Services Inc, Cl B	4,876	778
Veeva Systems Inc, Cl A *	7,700	2,243
Vertex Pharmaceuticals Inc *	15,000	3,129
Viatris Inc, Cl W *	72,822	1,110
Waters Corp *	3,246	1,046
West Pharmaceutical Services Inc	4,400	1,529
Zimmer Biomet Holdings Inc	11,825	1,991
Zoetis Inc, Cl A	27,544	4,866

		300,594

Industrials — 9.4%
3M Co	32,233	6,545
A O Smith Corp	7,600	540
Acuity Brands Inc	1,900	353
ADT Inc	6,700	69
AECOM *	7,216	469
AGCO Corp	3,700	512
Air Lease Corp, Cl A	5,300	249
Alaska Air Group Inc *	5,900	408
Allegion PLC	5,766	810
Allison Transmission Holdings Inc, Cl A	6,300	267
AMERCO	600	345
American Airlines Group Inc *	39,100	948
AMETEK Inc	12,928	1,747
Armstrong World Industries Inc	2,900	308
Array Technologies Inc *	4,700	77
Axon Enterprise Inc *	3,800	534
AZEK Co Inc/The, Cl A *	6,100	266
Boeing Co/The *	30,691	7,581
Booz Allen Hamilton Holding Corp, Cl A	8,600	730
BWX Technologies Inc	6,750	422
CACI International Inc, Cl A *	1,300	331
Carlisle Cos Inc	2,466	474
Carrier Global Corp	49,578	2,277

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Caterpillar Inc	31,188	$ 7,519
CH Robinson Worldwide Inc	7,786	755
Cintas Corp	4,957	1,753
Clean Harbors Inc *	3,400	317
Colfax Corp *	4,700	208
Copa Holdings SA, Cl A *	1,300	107
Copart Inc *	12,136	1,566
CoreLogic Inc/United States	4,584	364
CoStar Group Inc *	2,200	1,879
Crane Co	2,600	248
CSX Corp	44,196	4,425
Cummins Inc	8,412	2,164
Curtiss-Wright Corp	2,000	251
Deere & Co	16,119	5,821
Delta Air Lines Inc *	38,500	1,836
Donaldson Co Inc	7,844	483
Dover Corp	8,357	1,258
Driven Brands Holdings Inc *	2,400	71
Dun & Bradstreet Holdings Inc *	5,200	112
Eaton Corp PLC	23,116	3,358
Emerson Electric Co	34,310	3,283
Equifax Inc	6,956	1,635
Expeditors International of Washington Inc	10,048	1,263
Fastenal Co	32,348	1,716
FedEx Corp	14,244	4,484
Flowserve Corp	8,100	343
Fortive Corp	17,253	1,251
Fortune Brands Home & Security Inc	8,420	869
FTI Consulting Inc *	2,200	303
Gates Industrial Corp PLC *	2,800	51
Generac Holdings Inc *	3,700	1,216
General Dynamics Corp	14,572	2,767
General Electric Co	507,006	7,129
Graco Inc	9,672	732
GrafTech International Ltd	3,700	49
HEICO Corp	2,210	310
HEICO Corp, Cl A	3,621	480
Hexcel Corp *	5,600	333
Honeywell International Inc	40,990	9,465
Howmet Aerospace Inc *	23,267	826
Hubbell Inc, Cl B	2,992	570
Huntington Ingalls Industries Inc	2,437	527
IAA Inc *	8,100	461
IDEX Corp	4,293	956
IHS Markit Ltd	23,700	2,496
Illinois Tool Works Inc	18,280	4,237
Ingersoll Rand Inc *	20,365	1,011
ITT Inc	5,051	474
Jacobs Engineering Group Inc	7,984	1,134
JB Hunt Transport Services Inc	4,852	832
JetBlue Airways Corp *	12,700	255
Johnson Controls International PLC	41,666	2,772

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kansas City Southern	5,100	$ 1,518
Kirby Corp *	3,500	229
Knight-Swift Transportation Holdings Inc, Cl A	6,900	329
L3Harris Technologies Inc	12,034	2,624
Landstar System Inc	2,365	403
Leidos Holdings Inc	7,673	788
Lennox International Inc	2,100	735
Lincoln Electric Holdings Inc	3,800	489
Lockheed Martin Corp	14,073	5,379
Lyft Inc, Cl A *	14,100	805
Macquarie Infrastructure Corp	4,500	157
ManpowerGroup Inc	2,984	361
Masco Corp	16,079	970
Mercury Systems Inc *	3,300	216
Middleby Corp/The *	2,800	460
MSA Safety Inc (A)	2,200	370
MSC Industrial Direct Co Inc, Cl A	2,720	257
Nielsen Holdings PLC	23,200	631
Nordson Corp	3,100	687
Norfolk Southern Corp	14,533	4,082
Northrop Grumman Corp	8,978	3,285
nVent Electric PLC	7,173	233
Old Dominion Freight Line Inc	6,000	1,593
Oshkosh Corp	4,359	573
Otis Worldwide Corp	23,039	1,805
Owens Corning	6,200	661
PACCAR Inc	20,370	1,865
Parker-Hannifin Corp	7,704	2,374
Pentair PLC	8,873	612
Quanta Services Inc	7,900	753
Raytheon Technologies Corp	83,162	7,377
Regal Beloit Corp	2,500	356
Republic Services Inc, Cl A	12,442	1,358
Robert Half International Inc	7,376	655
Rockwell Automation Inc	6,904	1,821
Rollins Inc	13,837	472
Roper Technologies Inc	6,000	2,700
Ryder System Inc	2,706	221
Schneider National Inc, Cl B	3,000	73
Science Applications International Corp	3,600	323
Sensata Technologies Holding PLC *	10,100	600
Shoals Technologies Group Inc, Cl A *	5,500	152
Snap-on Inc	3,191	812
Southwest Airlines Co *	33,620	2,066
Spirit AeroSystems Holdings Inc, Cl A	4,800	236
Stanley Black & Decker Inc	9,193	1,993
Stericycle Inc *	5,926	466
Teledyne Technologies Inc *	2,767	1,161
Textron Inc	13,422	919
Timken Co/The	3,769	333
Toro Co/The	6,340	704

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Trane Technologies PLC	13,700	$ 2,554
TransDigm Group Inc *	2,893	1,877
TransUnion	11,200	1,198
Trex Co Inc *	7,000	682
Trinity Industries Inc	4,800	133
Uber Technologies Inc *	80,000	4,066
Union Pacific Corp	38,732	8,704
United Airlines Holdings Inc *	19,400	1,132
United Parcel Service Inc, Cl B	41,341	8,872
United Rentals Inc *	4,000	1,336
Univar Solutions Inc *	10,400	282
Valmont Industries Inc	800	198
Verisk Analytics Inc, Cl A	9,600	1,659
Vertiv Holdings Co, Cl A	12,300	305
Virgin Galactic Holdings Inc *(A)	3,700	116
Waste Management Inc	24,394	3,432
Watsco Inc	1,900	554
Westinghouse Air Brake Technologies Corp	10,637	880
Woodward Inc	3,000	382
WW Grainger Inc	2,587	1,196
XPO Logistics Inc *	4,900	720
Xylem Inc/NY	9,902	1,170

		216,477

Information Technology — 26.1%
Accenture PLC, Cl A	37,200	10,496
Adobe Inc *	27,602	13,927
Advanced Micro Devices Inc *	69,700	5,582
Akamai Technologies Inc *	9,718	1,110
Allegro MicroSystems Inc *	2,900	76
Alliance Data Systems Corp	2,612	316
Alteryx Inc, Cl A *	3,800	296
Amdocs Ltd	8,500	664
Amphenol Corp, Cl A	34,968	2,352
Analog Devices Inc	21,279	3,503
Anaplan Inc *	8,000	412
ANSYS Inc *	4,800	1,622
Apple Inc	914,800	113,993
Applied Materials Inc	52,655	7,273
Arista Networks Inc *	3,000	1,018
Arrow Electronics Inc *	4,689	564
Aspen Technology Inc *	3,800	519
Atlassian Corp PLC, Cl A *	7,400	1,726
Autodesk Inc *	12,637	3,612
Automatic Data Processing Inc	24,992	4,899
Avalara Inc *	4,700	621
Avnet Inc	3,810	168
BigCommerce Holdings Inc *(A)	2,700	147
Bill.com Holdings Inc *	4,300	640
Black Knight Inc *	9,700	712
Broadcom Inc	23,032	10,879
Broadridge Financial Solutions Inc	6,273	1,000
C3.ai Inc, Cl A *(A)	1,000	62

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cadence Design Systems Inc *	15,763	$ 2,002
CDK Global Inc	7,597	398
CDW Corp/DE	8,700	1,439
Ceridian HCM Holding Inc *	7,700	689
Ciena Corp *	8,600	455
Cirrus Logic Inc *	3,600	281
Cisco Systems Inc/Delaware	243,327	12,872
Citrix Systems Inc	7,387	849
Cloudflare Inc, Cl A *	6,700	550
Cognex Corp	10,700	849
Cognizant Technology Solutions Corp, Cl A	30,576	2,188
Coherent Inc *	1,000	263
CommScope Holding Co Inc *	13,300	270
Concentrix Corp *	2,200	336
Corning Inc	45,058	1,966
Coupa Software Inc *	4,200	1,000
Cree Inc *	5,200	520
Crowdstrike Holdings Inc, Cl A *	8,500	1,888
Datadog Inc, Cl A *	9,400	856
Datto Holding Corp *	1,600	43
Dell Technologies Inc, Cl C *	15,142	1,494
DocuSign Inc, Cl A *	9,900	1,996
Dolby Laboratories Inc, Cl A	4,543	443
Dropbox Inc, Cl A *	11,400	312
Duck Creek Technologies Inc *	3,700	145
DXC Technology Co *	15,736	597
Dynatrace Inc *	11,000	569
EchoStar Corp, Cl A *	3,332	88
Elastic NV *	4,100	485
Enphase Energy Inc *	6,500	930
Entegris Inc	7,300	836
EPAM Systems Inc *	3,100	1,481
Euronet Worldwide Inc *	2,200	329
Everbridge Inc *	2,100	247
F5 Networks Inc *	3,638	675
Fair Isaac Corp *	1,700	860
Fastly Inc, Cl A *(A)	4,500	212
Fidelity National Information Services Inc	35,948	5,356
FireEye Inc *	16,600	371
First Solar Inc *	5,100	388
Fiserv Inc *	33,274	3,833
Five9 Inc *	3,800	673
FleetCor Technologies Inc *	5,000	1,372
Fortinet Inc *	7,500	1,639
Gartner Inc *	5,100	1,182
Genpact Ltd	11,400	521
Global Payments Inc	17,252	3,342
Globant SA *	2,200	479
GoDaddy Inc, Cl A *	10,600	858
Guidewire Software Inc *	4,700	459
Hewlett Packard Enterprise Co	79,670	1,272
HP Inc	71,970	2,104

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
HubSpot Inc *	2,200	$ 1,110
Intel Corp	235,158	13,432
International Business Machines Corp	51,898	7,460
Intuit Inc	14,452	6,346
IPG Photonics Corp *	2,500	523
Jabil Inc	9,274	523
Jack Henry & Associates Inc	4,400	678
Jamf Holding Corp *	2,600	90
JFrog Ltd *	900	38
Juniper Networks Inc	14,725	388
Keysight Technologies Inc *	10,932	1,557
KLA Corp	8,909	2,823
Lam Research Corp	8,152	5,298
Littelfuse Inc	1,700	444
Lumentum Holdings Inc *	4,600	374
Manhattan Associates Inc *	3,700	503
Marvell Technology Inc	44,538	2,151
Mastercard Inc, Cl A	51,000	18,390
Maxim Integrated Products Inc	15,800	1,612
McAfee Corp, Cl A	2,300	58
Medallia Inc *	6,000	154
Microchip Technology Inc	14,215	2,231
Micron Technology Inc *	64,716	5,445
Microsoft Corp	432,400	107,962
MKS Instruments Inc	3,200	602
MongoDB Inc, Cl A *	3,300	963
Monolithic Power Systems Inc	2,300	789
Motorola Solutions Inc	9,314	1,912
National Instruments Corp	6,604	269
nCino Inc *	2,900	177
NCR Corp *	5,189	250
NetApp Inc	12,555	971
New Relic Inc *	2,400	150
NortonLifeLock Inc	34,548	956
Nuance Communications Inc *	18,100	958
Nutanix Inc, Cl A *	7,300	230
NVIDIA Corp	34,156	22,194
Okta Inc, Cl A *	7,100	1,579
ON Semiconductor Corp *	22,200	889
Oracle Corp	107,420	8,458
PagerDuty Inc *	5,800	236
Palo Alto Networks Inc *	5,200	1,889
Paychex Inc	19,407	1,963
Paycom Software Inc *	3,000	989
Paylocity Holding Corp *	2,700	459
PayPal Holdings Inc *	67,811	17,632
Pegasystems Inc	2,900	343
Proofpoint Inc *	2,800	484
PTC Inc *	6,300	845
Pure Storage Inc, Cl A *	12,600	240
Qorvo Inc *	7,100	1,297
QUALCOMM Inc	65,659	8,834

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
RingCentral Inc, Cl A *	4,200	$ 1,102
Sabre Corp *	11,100	154
salesforce.com Inc *	50,184	11,949
ServiceNow Inc *	11,100	5,260
Skyworks Solutions Inc	10,100	1,717
Slack Technologies Inc, Cl A *	30,800	1,356
Smartsheet Inc, Cl A *	6,700	396
SolarEdge Technologies Inc *	3,000	774
SolarWinds Corp *	1,600	26
Splunk Inc *	9,400	1,139
Square Inc, Cl A *	21,200	4,717
SS&C Technologies Holdings Inc	13,100	968
StoneCo Ltd, Cl A *	11,900	785
Switch Inc, Cl A	2,400	45
SYNNEX Corp	2,200	279
Synopsys Inc *	8,582	2,183
Teradata Corp *	7,889	378
Teradyne Inc	9,163	1,213
Texas Instruments Inc	52,408	9,948
Trade Desk Inc/The, Cl A *	2,300	1,353
Trimble Inc *	12,928	1,006
Twilio Inc, Cl A *	8,200	2,755
Tyler Technologies Inc *	2,300	927
Ubiquiti Inc	500	151
Unity Software Inc *	1,700	161
Universal Display Corp	2,400	518
VeriSign Inc *	6,285	1,382
Viasat Inc *	3,000	160
Visa Inc, Cl A	97,700	22,207
VMware Inc, Cl A *(A)	4,500	711
Vontier Corp	6,901	242
Western Digital Corp *	18,096	1,361
Western Union Co/The	25,228	617
WEX Inc *	2,600	509
Workday Inc, Cl A *	10,300	2,356
Xerox Holdings Corp	7,999	188
Xilinx Inc	14,757	1,874
Zebra Technologies Corp, Cl A *	3,125	1,553
Zendesk Inc *	6,800	929
Zoom Video Communications Inc, Cl A *	10,100	3,348
Zscaler Inc *	4,200	816

		599,112

Materials — 2.9%
Air Products and Chemicals Inc	12,794	3,834
Albemarle Corp	6,073	1,015
Amcor PLC	98,500	1,162
AptarGroup Inc	3,500	516
Ardagh Group SA, Cl A	1,200	30
Ashland Global Holdings Inc	3,376	320
Avery Dennison Corp	4,710	1,039
Axalta Coating Systems Ltd *	8,600	279
Ball Corp	19,400	1,594

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berry Global Group Inc *	8,500	$ 580
Cabot Corp	4,273	272
Celanese Corp, Cl A	5,983	990
CF Industries Holdings Inc	12,630	672
Chemours Co/The	6,100	219
Corteva Inc	42,776	1,946
Crown Holdings Inc	8,251	852
Dow Inc	42,676	2,920
DuPont de Nemours Inc	30,809	2,606
Eagle Materials Inc	2,100	308
Eastman Chemical Co	8,028	1,007
Ecolab Inc	14,355	3,087
Element Solutions Inc	16,800	393
FMC Corp	7,620	889
Freeport-McMoRan Inc, Cl B	83,324	3,560
Graphic Packaging Holding Co	15,300	270
Huntsman Corp	8,029	228
International Flavors & Fragrances Inc	14,152	2,005
International Paper Co	23,055	1,455
Linde PLC	30,325	9,116
LyondellBasell Industries NV, Cl A	15,460	1,741
Martin Marietta Materials Inc	3,663	1,332
Mosaic Co/The	22,478	813
NewMarket Corp	300	103
Newmont Corp	46,133	3,390
Nucor Corp	17,890	1,834
Olin Corp	8,400	411
Packaging Corp of America	5,499	817
PPG Industries Inc	13,446	2,416
Reliance Steel & Aluminum Co	3,700	622
Royal Gold Inc	2,900	359
RPM International Inc	7,669	717
Scotts Miracle-Gro Co/The, Cl A	2,306	501
Sealed Air Corp	8,568	487
Sherwin-Williams Co/The	13,911	3,944
Silgan Holdings Inc	3,808	160
Sonoco Products Co	5,746	388
Southern Copper Corp	5,768	402
Steel Dynamics Inc	11,900	743
Valvoline Inc	11,204	370
Vulcan Materials Co	7,757	1,422
W R Grace & Co	2,000	137
Westlake Chemical Corp	2,000	202
Westrock Co	14,545	848

		67,323

Real Estate — 3.2%
Alexandria Real Estate Equities Inc ‡	7,300	1,301
American Campus Communities Inc ‡	8,000	377
American Homes 4 Rent, Cl A ‡	16,800	640
American Tower Corp, Cl A ‡	25,322	6,469
Americold Realty Trust ‡	14,800	563
Apartment Income REIT Corp ‡	9,705	452

SEI Institutional Investments Trust / Annual Report / May 31, 2021	9

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Apartment Investment and Management Co, Cl A ‡	9,705	$ 68
Apple Hospitality REIT Inc ‡	6,900	110
AvalonBay Communities Inc ‡	8,341	1,726
Boston Properties Inc ‡	9,584	1,127
Brandywine Realty Trust ‡	15,600	219
Brixmor Property Group Inc ‡	17,300	393
Brookfield Property REIT Inc, Cl A ‡	6,465	121
Camden Property Trust ‡	5,847	733
CBRE Group Inc, Cl A *	19,617	1,722
CoreSite Realty Corp ‡	2,100	255
Corporate Office Properties Trust ‡	4,600	127
Cousins Properties Inc ‡	7,900	293
Crown Castle International Corp ‡	24,096	4,566
CubeSmart ‡	10,700	469
CyrusOne Inc ‡	6,900	509
Digital Realty Trust Inc ‡	15,996	2,424
Douglas Emmett Inc ‡	9,200	319
Duke Realty Corp ‡	21,609	1,004
Empire State Realty Trust Inc, Cl A ‡	12,600	149
EPR Properties *‡	4,500	221
Equinix Inc ‡	5,142	3,788
Equity Commonwealth ‡	8,825	242
Equity LifeStyle Properties Inc ‡	10,200	723
Equity Residential ‡	21,877	1,694
Essex Property Trust Inc ‡	3,854	1,138
Extra Space Storage Inc ‡	7,500	1,124
Federal Realty Investment Trust ‡	3,996	457
First Industrial Realty Trust Inc ‡	7,700	390
Gaming and Leisure Properties Inc ‡	12,935	600
Healthcare Trust of America Inc, Cl A ‡	11,800	323
Healthpeak Properties Inc ‡	33,474	1,117
Highwoods Properties Inc ‡	5,400	247
Host Hotels & Resorts Inc ‡	43,040	739
Howard Hughes Corp/The *	2,773	294
Hudson Pacific Properties Inc ‡	9,100	264
Invitation Homes Inc ‡	31,000	1,124
Iron Mountain Inc ‡(A)	13,903	605
JBG SMITH Properties ‡	8,518	274
Jones Lang LaSalle Inc *	3,300	667
Kilroy Realty Corp ‡	7,700	541
Kimco Realty Corp ‡	22,344	476
Lamar Advertising Co, Cl A ‡	4,740	497
Life Storage Inc ‡	4,650	462
Medical Properties Trust Inc ‡	34,900	739
Mid-America Apartment Communities Inc ‡	6,950	1,117
National Retail Properties Inc ‡	9,300	431
Omega Healthcare Investors Inc ‡	11,700	428
Outfront Media Inc *‡	6,580	158
Paramount Group Inc ‡	11,600	127
Park Hotels & Resorts Inc *‡	14,488	301
Prologis Inc ‡	42,744	5,037

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Public Storage ‡	8,568	$ 2,420
Rayonier Inc ‡	7,504	287
Realty Income Corp ‡	20,000	1,368
Regency Centers Corp ‡	9,658	624
Rexford Industrial Realty Inc ‡	7,100	392
SBA Communications Corp, Cl A ‡	6,500	1,938
Simon Property Group Inc ‡	18,681	2,400
SL Green Realty Corp ‡(A)	5,261	417
Spirit Realty Capital Inc ‡	4,220	199
STORE Capital Corp ‡	10,700	368
Sun Communities Inc ‡	6,000	1,005
UDR Inc ‡	16,093	767
Ventas Inc ‡	20,792	1,153
VEREIT Inc ‡	12,680	603
VICI Properties Inc ‡	31,300	974
Vornado Realty Trust ‡	9,936	470
Weingarten Realty Investors ‡	6,767	222
Welltower Inc ‡	24,583	1,838
Weyerhaeuser Co ‡	42,046	1,596
WP Carey Inc ‡	9,700	732

		72,254

Utilities — 2.5%
AES Corp/The	37,624	956
Alliant Energy Corp	15,952	912
Ameren Corp	14,490	1,220
American Electric Power Co Inc	28,450	2,447
American Water Works Co Inc	10,700	1,659
Atmos Energy Corp	7,991	792
Avangrid Inc	3,094	163
CenterPoint Energy Inc	30,115	762
CMS Energy Corp	17,642	1,107
Consolidated Edison Inc	19,716	1,523
Dominion Energy Inc	47,170	3,592
DTE Energy Co	10,764	1,485
Duke Energy Corp	42,616	4,271
Edison International	20,579	1,150
Entergy Corp	11,498	1,210
Essential Utilities Inc	12,046	576
Evergy Inc	13,149	815
Eversource Energy	20,808	1,689
Exelon Corp	55,776	2,517
FirstEnergy Corp	30,927	1,172
Hawaiian Electric Industries Inc	7,546	325
IDACORP Inc	2,700	264
MDU Resources Group Inc	10,421	351
National Fuel Gas Co	4,789	248
NextEra Energy Inc	114,192	8,361
NiSource Inc	23,421	597
NRG Energy Inc	15,100	485
OGE Energy Corp	10,036	346
PG&E Corp *	66,818	678
Pinnacle West Capital Corp	6,992	591

10	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

PPL Corp	40,526	$1,180

Public Service Enterprise Group Inc	30,552	1,898

Sempra Energy	16,523	2,239

Southern Co/The	61,103	3,906

UGI Corp	11,725	540

Vistra Corp	34,400	556

WEC Energy Group Inc	17,857	1,677

Xcel Energy Inc	29,881	2,118

		56,378

Total Common Stock (Cost $614,364) ($ Thousands)		2,290,067

AFFILIATED PARTNERSHIP — 0.4%

SEI Liquidity Fund, L.P.

0.010% **†(C)	10,182,765	10,182

Total Affiliated Partnership (Cost $10,183) ($ Thousands)		10,182

CASH EQUIVALENT — 0.1%

SEI Daily Income Trust, Government Fund, Cl F

0.010%**†	2,413,726	2,414

Total Cash Equivalent (Cost $2,414) ($ Thousands)		2,414

Total Investments in Securities — 100.2% (Cost $626,961) ($ Thousands)		$2,302,663

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	29	Jun-2021	$5,679	$6,093	$414
S&P Mid Cap 400 Index E-MINI	5	Jun-2021	1,316	1,363	47

			$6,995	$7,456	$461

Percentages are based on Net Assets of $2,297,701 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021 was $9,905 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $326 ($ Thousands), or 0.0% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $10,182 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

REIT — Real Estate investment Trust

S&P— Standard & Poor’s

SEI Institutional Investments Trust / Annual Report / May 31, 2021	11

SCHEDULE OF INVESTMENTS

May 31, 2021

Large Cap Index Fund (Continued)

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,290,067	–	–	2,290,067

Affiliated Partnership	–	10,182	–	10,182

Cash Equivalent	2,414	–	–	2,414

Total Investments in Securities	2,292,481	10,182	–	2,302,663

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*

Unrealized Appreciation	461	–	–	461

Total Other Financial Instruments	461	–	–	461

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Investment Co.	$ 366	$ —	$ —	$ —	$62	$ 428	6,742	$5	$ —
SEI Liquidity Fund, L.P.	27,289	99,315	(116,416)	4	$(10)	10,182	10,182,765	67	—
SEI Daily Income Trust, Government Fund, Cl F	6,854	238,938	(243,378)	—	—	2,414	2,413,726	1	—

Totals	$34,509	$338,253	$(359,794)	$4	$52	$13,024		$73	$-

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.8%

Communication Services — 11.0%
Activision Blizzard Inc	134,100	$ 13,041

Alphabet Inc, Cl A *	52,141	122,889

Alphabet Inc, Cl C *	49,963	120,489

AT&T Inc	1,235,891	36,372

Charter Communications Inc, Cl A *	24,500	17,016

Comcast Corp, Cl A	792,248	45,427

Discovery Inc, Cl A *(A)	28,300	909

Discovery Inc, Cl C *	51,145	1,537

DISH Network Corp, Cl A *	43,268	1,883

Electronic Arts Inc	50,200	7,175

Facebook Inc, Cl A *	417,078	137,106

Fox Corp	85,857	3,178

Interpublic Group of Cos Inc/The	68,400	2,304

Live Nation Entertainment Inc *	25,200	2,271

Lumen Technologies Inc	173,974	2,408

Netflix Inc *	76,779	38,605

News Corp	22,000	565

News Corp, Cl A	68,783	1,856

Omnicom Group Inc	37,500	3,084

Take-Two Interactive Software Inc *	20,100	3,730

T-Mobile US Inc *	101,100	14,301

Twitter Inc *	138,000	8,004

Verizon Communications Inc	717,152	40,512

ViacomCBS Inc, Cl B	102,481	4,347

Walt Disney Co/The *	314,619	56,207

		685,216

Consumer Discretionary — 11.9%

Advance Auto Parts Inc	11,400	2,163

Amazon.com Inc *	74,260	239,345

Aptiv PLC *	47,100	7,085

AutoZone Inc *	3,845	5,408

Best Buy Co Inc	39,787	4,625

Booking Holdings Inc *	7,084	16,729

BorgWarner Inc	42,100	2,159

Caesars Entertainment Inc *	36,300	3,900

CarMax Inc *	28,300	3,260

Carnival Corp, Cl A *(A)	137,500	4,065

Chipotle Mexican Grill Inc, Cl A *	4,820	6,613

Darden Restaurants Inc	22,695	3,251

Dollar General Corp	42,400	8,606

Dollar Tree Inc *	41,069	4,004

Domino’s Pizza Inc	6,800	2,903

DR Horton Inc	57,791	5,507

eBay Inc	111,683	6,799

Etsy Inc *	22,000	3,624

Expedia Group Inc *	24,095	4,264

Ford Motor Co *	676,043	9,823

Gap Inc/The	36,100	1,207

Garmin Ltd	25,695	3,655

General Motors Co *	219,487	13,018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Genuine Parts Co	25,200	$ 3,304

Hanesbrands Inc	60,200	1,176

Hasbro Inc	22,495	2,159

Hilton Worldwide Holdings Inc *	48,500	6,076

Home Depot Inc/The	186,587	59,504

L Brands Inc	40,700	2,844

Las Vegas Sands Corp *	57,300	3,309

Leggett & Platt Inc	23,295	1,282

Lennar Corp, Cl A	47,391	4,692

LKQ Corp *	49,000	2,497

Lowe’s Cos Inc	126,687	24,682

Marriott International Inc/MD, Cl A *	45,936	6,595

McDonald’s Corp	129,187	30,216

MGM Resorts International	70,700	3,031

Mohawk Industries Inc *	10,400	2,191

Newell Brands Inc	66,490	1,908

NIKE Inc, Cl B	220,282	30,060

Norwegian Cruise Line Holdings Ltd *(A)	63,200	2,016

NVR Inc *	590	2,883

O’Reilly Automotive Inc *	12,100	6,475

Penn National Gaming Inc *	25,900	2,123

Pool Corp	7,000	3,056

PulteGroup Inc	46,283	2,675

PVH Corp *	12,500	1,435

Ralph Lauren Corp, Cl A	8,395	1,042

Ross Stores Inc	61,500	7,773

Royal Caribbean Cruises Ltd *	38,200	3,563

Starbucks Corp	203,982	23,229

Tapestry Inc *	48,991	2,199

Target Corp	86,791	19,695

Tesla Inc *	133,100	83,217

TJX Cos Inc/The	207,882	14,040

Tractor Supply Co	20,300	3,689

Ulta Beauty Inc *	9,900	3,419

Under Armour Inc, Cl A *	33,695	761

Under Armour Inc, Cl C *	33,432	637

VF Corp	55,391	4,416

Whirlpool Corp	10,900	2,584

Wynn Resorts Ltd *	18,300	2,413

Yum! Brands Inc	52,400	6,286

		747,165

Consumer Staples — 6.0%

Altria Group Inc	321,783	15,838

Archer-Daniels-Midland Co	96,491	6,419

Brown-Forman Corp, Cl B	31,790	2,555

Campbell Soup Co	35,891	1,747

Church & Dwight Co Inc	42,700	3,661

Clorox Co/The	21,700	3,835

Coca-Cola Co/The	672,157	37,164

Colgate-Palmolive Co	146,891	12,307

Conagra Brands Inc	85,187	3,246

Constellation Brands Inc, Cl A	29,400	7,048

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Costco Wholesale Corp	76,700	$ 29,013

Estee Lauder Cos Inc/The, Cl A	39,800	12,199

General Mills Inc	105,596	6,638

Hershey Co/The	25,600	4,430

Hormel Foods Corp (A)	48,892	2,373

J M Smucker Co/The	19,095	2,545

Kellogg Co (A)	44,400	2,908

Kimberly-Clark Corp	58,396	7,628

Kraft Heinz Co/The	113,091	4,930

Kroger Co/The	133,282	4,929

Lamb Weston Holdings Inc	25,800	2,128

McCormick & Co Inc/MD	43,390	3,864

Molson Coors Beverage Co, Cl B *	33,095	1,930

Mondelez International Inc, Cl A	244,478	15,532

Monster Beverage Corp *	64,531	6,083

PepsiCo Inc	239,078	35,369

Philip Morris International Inc	269,778	26,015

Procter & Gamble Co/The	426,867	57,563

Sysco Corp	88,200	7,144

Tyson Foods Inc, Cl A	51,387	4,085

Walgreens Boots Alliance Inc	123,887	6,524

Walmart Inc	240,283	34,127

		371,777

Energy — 2.8%

APA Corp	66,600	1,385

Baker Hughes Co, Cl A	127,100	3,101

Cabot Oil & Gas Corp, Cl A (A)	70,187	1,151

Chevron Corp	334,601	34,728

ConocoPhillips	234,441	13,068

Devon Energy Corp	104,400	2,773

Diamondback Energy Inc	31,500	2,522

EOG Resources Inc	100,891	8,106

Exxon Mobil Corp	733,700	42,826

Halliburton Co	154,991	3,480

Hess Corp	47,700	3,998

HollyFrontier Corp	26,300	854

Kinder Morgan Inc	340,083	6,237

Marathon Oil Corp	138,700	1,680

Marathon Petroleum Corp	112,511	6,953

NOV Inc *	69,400	1,119

Occidental Petroleum Corp	146,224	3,796

ONEOK Inc	76,691	4,045

Phillips 66	75,496	6,358

Pioneer Natural Resources Co	35,896	5,463

Schlumberger NV	241,666	7,571

Valero Energy Corp	71,300	5,732

Williams Cos Inc/The	209,596	5,521

		172,467

Financials — 11.8%

Aflac Inc	110,582	6,268

Allstate Corp/The	52,300	7,145

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

American Express Co	112,987	$ 18,092

American International Group Inc	149,478	7,898

Ameriprise Financial Inc	20,200	5,249

Aon PLC, Cl A	39,100	9,907

Arthur J Gallagher & Co	35,800	5,249

Assurant Inc	10,195	1,643

Bank of America Corp	1,316,883	55,823

Bank of New York Mellon Corp/The	139,387	7,259

Berkshire Hathaway Inc, Cl B *	330,528	95,668

BlackRock Inc, Cl A	24,596	21,572

Capital One Financial Corp	79,496	12,781

Cboe Global Markets Inc	18,900	2,104

Charles Schwab Corp/The	259,191	19,141

Chubb Ltd	77,947	13,250

Cincinnati Financial Corp	26,096	3,176

Citigroup Inc	361,657	28,466

Citizens Financial Group Inc	74,100	3,698

CME Group Inc, Cl A	62,095	13,584

Comerica Inc	24,491	1,922

Discover Financial Services	53,500	6,273

Everest Re Group Ltd	7,000	1,820

Fifth Third Bancorp	122,700	5,171

First Republic Bank/CA	30,400	5,820

Franklin Resources Inc	48,095	1,645

Globe Life Inc	16,746	1,765

Goldman Sachs Group Inc/The	59,591	22,169

Hartford Financial Services Group Inc/The	61,600	4,026

Huntington Bancshares Inc/OH	179,261	2,843

Intercontinental Exchange Inc	97,200	10,972

Invesco Ltd	66,200	1,889

JPMorgan Chase & Co	529,057	86,892

KeyCorp	169,000	3,894

Lincoln National Corp	31,800	2,219

Loews Corp	39,987	2,334

M&T Bank Corp	22,123	3,555

MarketAxess Holdings Inc	6,600	3,079

Marsh & McLennan Cos Inc	87,991	12,173

MetLife Inc	129,987	8,496

Moody’s Corp	27,800	9,323

Morgan Stanley	259,953	23,643

MSCI Inc, Cl A	14,400	6,741

Nasdaq Inc	20,100	3,366

Northern Trust Corp	35,896	4,350

People’s United Financial Inc	74,900	1,416

PNC Financial Services Group Inc/The	73,391	14,288

Principal Financial Group Inc	44,191	2,890

Progressive Corp/The	101,283	10,035

Prudential Financial Inc	68,600	7,338

Raymond James Financial Inc	21,600	2,864

Regions Financial Corp	167,600	3,923

S&P Global Inc	41,700	15,824

State Street Corp	60,700	5,280

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

SVB Financial Group *	9,400	$ 5,479

Synchrony Financial	94,721	4,491

T Rowe Price Group Inc	39,400	7,539

Travelers Cos Inc/The	43,596	6,962

Truist Financial Corp	233,192	14,407

Unum Group	36,291	1,124

US Bancorp	236,683	14,386

W R Berkley Corp	24,700	1,926

Wells Fargo & Co	716,348	33,468

Willis Towers Watson PLC	22,245	5,814

Zions Bancorp NA	28,800	1,667

		735,474

Health Care — 12.8%

Abbott Laboratories	306,948	35,805

AbbVie Inc	306,013	34,641

ABIOMED Inc *	7,900	2,248

Agilent Technologies Inc	53,191	7,347

Alexion Pharmaceuticals Inc *	38,000	6,709

Align Technology Inc *	12,400	7,318

AmerisourceBergen Corp, Cl A	25,696	2,948

Amgen Inc	100,091	23,816

Anthem Inc	42,396	16,883

Baxter International Inc	87,329	7,171

Becton Dickinson and Co	50,239	12,152

Biogen Inc *	26,300	7,035

Bio-Rad Laboratories Inc, Cl A *	3,800	2,289

Boston Scientific Corp *	245,200	10,433

Bristol-Myers Squibb Co	388,170	25,511

Cardinal Health Inc	51,196	2,871

Catalent Inc *	29,700	3,113

Centene Corp *	100,564	7,401

Cerner Corp	53,400	4,179

Charles River Laboratories International Inc *	8,700	2,941

Cigna Corp	60,907	15,766

Cooper Cos Inc/The	8,600	3,384

CVS Health Corp	227,157	19,635

Danaher Corp	109,800	28,124

DaVita Inc *	12,695	1,524

DENTSPLY SIRONA Inc	38,191	2,556

Dexcom Inc *	16,800	6,206

Edwards Lifesciences Corp *	108,000	10,357

Eli Lilly & Co	137,845	27,533

Gilead Sciences Inc	217,578	14,384

HCA Healthcare Inc	45,895	9,858

Henry Schein Inc *	25,100	1,909

Hologic Inc *	44,900	2,831

Humana Inc	22,296	9,759

IDEXX Laboratories Inc *	14,900	8,316

Illumina Inc *	25,200	10,222

Incyte Corp *	32,900	2,756

Intuitive Surgical Inc *	20,400	17,180

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

IQVIA Holdings Inc *	33,100	$ 7,949

Johnson & Johnson	455,670	77,122

Laboratory Corp of America Holdings *	17,000	4,666

McKesson Corp	27,760	5,341

Medtronic PLC	233,561	29,567

Merck & Co Inc	438,470	33,275

Mettler-Toledo International Inc *	4,000	5,204

PerkinElmer Inc	19,500	2,829

Perrigo Co PLC	23,596	1,089

Pfizer Inc	966,635	37,438

Quest Diagnostics Inc	23,300	3,068

Regeneron Pharmaceuticals Inc *	18,200	9,144

ResMed Inc	25,100	5,167

STERIS PLC	14,900	2,844

Stryker Corp	56,696	14,473

Teleflex Inc	8,200	3,298

Thermo Fisher Scientific Inc	68,191	32,016

UnitedHealth Group Inc	163,887	67,508

Universal Health Services Inc, Cl B	13,700	2,187

Vertex Pharmaceuticals Inc *	45,000	9,388

Viatris Inc, Cl W *	210,405	3,207

Waters Corp *	10,800	3,480

West Pharmaceutical Services Inc	12,900	4,483

Zimmer Biomet Holdings Inc	36,295	6,110

Zoetis Inc, Cl A	82,300	14,541

		800,505

Industrials — 8.8%

3M Co	100,291	20,363

A O Smith Corp	23,800	1,691

Alaska Air Group Inc *	22,000	1,522

Allegion PLC	15,996	2,247

American Airlines Group Inc *	112,691	2,732

AMETEK Inc	39,800	5,377

Boeing Co/The *	94,991	23,465

Carrier Global Corp	141,185	6,485

Caterpillar Inc	94,491	22,780

CH Robinson Worldwide Inc	23,295	2,260

Cintas Corp	15,195	5,372

Copart Inc *	36,400	4,696

CSX Corp	131,978	13,214

Cummins Inc	25,796	6,637

Deere & Co	54,296	19,606

Delta Air Lines Inc *	110,187	5,254

Dover Corp	25,100	3,778

Eaton Corp PLC	68,895	10,007

Emerson Electric Co	103,791	9,932

Equifax Inc	21,295	5,005

Expeditors International of Washington Inc	29,491	3,707

Fastenal Co	99,082	5,255

FedEx Corp	42,200	13,285

Fortive Corp	58,325	4,230

Fortune Brands Home & Security Inc	24,100	2,486

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Generac Holdings Inc *	11,000	$ 3,616

General Dynamics Corp	40,096	7,615

General Electric Co	1,518,788	21,354

Honeywell International Inc	120,487	27,822

Howmet Aerospace Inc *	68,766	2,440

Huntington Ingalls Industries Inc	7,100	1,535

IDEX Corp	13,200	2,939

IHS Markit Ltd	64,400	6,782

Illinois Tool Works Inc	49,895	11,564

Ingersoll Rand Inc *	64,927	3,223

Jacobs Engineering Group Inc	22,696	3,225

JB Hunt Transport Services Inc	14,500	2,487

Johnson Controls International PLC	124,546	8,287

Kansas City Southern	15,900	4,733

L3Harris Technologies Inc	35,560	7,754

Leidos Holdings Inc	23,500	2,415

Lockheed Martin Corp	42,656	16,303

Masco Corp	44,800	2,702

Nielsen Holdings PLC	62,200	1,692

Norfolk Southern Corp	43,596	12,246

Northrop Grumman Corp	26,796	9,804

Old Dominion Freight Line Inc	16,700	4,433

Otis Worldwide Corp	70,392	5,514

PACCAR Inc	60,500	5,539

Parker-Hannifin Corp	22,500	6,933

Pentair PLC	29,300	2,021

Quanta Services Inc	24,300	2,317

Raytheon Technologies Corp	263,208	23,349

Republic Services Inc, Cl A	36,300	3,963

Robert Half International Inc	19,895	1,766

Rockwell Automation Inc	20,096	5,300

Rollins Inc	38,900	1,326

Roper Technologies Inc	18,300	8,235

Snap-on Inc	9,400	2,393

Southwest Airlines Co *	101,987	6,268

Stanley Black & Decker Inc	27,795	6,026

Teledyne Technologies Inc *	8,151	3,419

Textron Inc	39,891	2,731

Trane Technologies PLC	41,196	7,679

TransDigm Group Inc *	9,400	6,099

Union Pacific Corp	116,087	26,088

United Airlines Holdings Inc *	55,500	3,238

United Parcel Service Inc, Cl B	124,687	26,758

United Rentals Inc *	12,400	4,141

Verisk Analytics Inc, Cl A	28,500	4,926

Waste Management Inc	67,300	9,468

Westinghouse Air Brake Technologies Corp	30,953	2,562

WW Grainger Inc	7,700	3,559

Xylem Inc/NY	31,500	3,721

		551,696

Information Technology — 25.9%

Accenture PLC, Cl A	109,896	31,008

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Adobe Inc *	83,095	$ 41,928

Advanced Micro Devices Inc *	209,800	16,801

Akamai Technologies Inc *	28,496	3,255

Amphenol Corp, Cl A	103,582	6,967

Analog Devices Inc	63,806	10,502

ANSYS Inc *	15,000	5,069

Apple Inc	2,736,384	340,981

Applied Materials Inc	159,000	21,963

Arista Networks Inc *	9,600	3,258

Autodesk Inc *	38,000	10,863

Automatic Data Processing Inc	74,091	14,523

Broadcom Inc	70,759	33,422

Broadridge Financial Solutions Inc	20,200	3,221

Cadence Design Systems Inc *	48,200	6,121

CDW Corp/DE	24,300	4,020

Cisco Systems Inc/Delaware	731,643	38,704

Citrix Systems Inc	21,400	2,460

Cognizant Technology Solutions Corp, Cl A	91,695	6,562

Corning Inc	134,170	5,854

DXC Technology Co *	44,752	1,697

Enphase Energy Inc *	22,500	3,219

F5 Networks Inc *	10,900	2,021

Fidelity National Information Services Inc	107,500	16,015

Fiserv Inc *	103,100	11,877

FleetCor Technologies Inc *	14,600	4,007

Fortinet Inc *	23,400	5,114

Gartner Inc *	15,500	3,594

Global Payments Inc	51,072	9,893

Hewlett Packard Enterprise Co	226,974	3,622

HP Inc	216,474	6,328

Intel Corp	704,152	40,221

International Business Machines Corp	154,751	22,244

Intuit Inc	47,400	20,813

IPG Photonics Corp *	6,300	1,318

Jack Henry & Associates Inc	13,400	2,066

Juniper Networks Inc	57,700	1,519

Keysight Technologies Inc *	32,100	4,570

KLA Corp	26,600	8,429

Lam Research Corp	24,695	16,048

Mastercard Inc, Cl A	151,947	54,789

Maxim Integrated Products Inc	46,800	4,774

Microchip Technology Inc	46,996	7,376

Micron Technology Inc *	193,700	16,298

Microsoft Corp	1,307,804	326,532

Monolithic Power Systems Inc	7,500	2,573

Motorola Solutions Inc	29,488	6,054

NetApp Inc	38,791	3,001

NortonLifeLock Inc	102,300	2,830

NVIDIA Corp	107,483	69,840

NXP Semiconductors NV	47,900	10,127

Oracle Corp	321,365	25,304

Paychex Inc	55,987	5,663

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Paycom Software Inc *	8,600	$ 2,835

PayPal Holdings Inc *	202,983	52,780

PTC Inc *	18,300	2,455

Qorvo Inc *	19,900	3,636

QUALCOMM Inc	196,778	26,475

salesforce.com Inc *	158,991	37,856

Seagate Technology Holdings PLC	35,000	3,351

ServiceNow Inc *	34,000	16,112

Skyworks Solutions Inc	28,796	4,895

Synopsys Inc *	26,600	6,765

TE Connectivity Ltd	57,191	7,760

Teradyne Inc	29,100	3,851

Texas Instruments Inc	159,483	30,273

Trimble Inc *	43,800	3,407

Tyler Technologies Inc *	7,100	2,862

VeriSign Inc *	17,400	3,827

Visa Inc, Cl A	294,070	66,842

Western Digital Corp *	53,431	4,020

Western Union Co/The	72,378	1,771

Xilinx Inc	42,900	5,448

Zebra Technologies Corp, Cl A *	9,200	4,573

		1,619,052

Materials — 2.8%

Air Products and Chemicals Inc	38,300	11,477

Albemarle Corp	20,500	3,425

Amcor PLC	272,262	3,213

Avery Dennison Corp	14,500	3,198

Ball Corp	57,192	4,699

Celanese Corp, Cl A	19,900	3,292

CF Industries Holdings Inc	37,700	2,004

Corteva Inc	128,531	5,848

Dow Inc	128,865	8,817

DuPont de Nemours Inc	93,082	7,874

Eastman Chemical Co	23,696	2,971

Ecolab Inc	43,015	9,252

FMC Corp	22,500	2,626

Freeport-McMoRan Inc, Cl B	252,300	10,778

International Flavors & Fragrances Inc	43,454	6,156

International Paper Co	68,596	4,328

Linde PLC	90,560	27,222

LyondellBasell Industries NV, Cl A	44,356	4,995

Martin Marietta Materials Inc	10,900	3,964

Mosaic Co/The	60,791	2,197

Newmont Corp	138,483	10,176

Nucor Corp	51,987	5,331

Packaging Corp of America	16,500	2,453

PPG Industries Inc	41,000	7,369

Sealed Air Corp	27,400	1,558

Sherwin-Williams Co/The	41,900	11,880

Vulcan Materials Co	22,900	4,198

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Westrock Co	45,882	$ 2,676

		173,977

Real Estate — 2.5%

Alexandria Real Estate Equities Inc ‡	22,200	3,957

American Tower Corp, Cl A ‡	78,600	20,079

AvalonBay Communities Inc ‡	24,100	4,987

Boston Properties Inc ‡	24,700	2,904

CBRE Group Inc, Cl A *	58,591	5,143

Crown Castle International Corp ‡	74,696	14,155

Digital Realty Trust Inc ‡	48,600	7,366

Duke Realty Corp ‡	65,100	3,025

Equinix Inc ‡	15,457	11,387

Equity Residential ‡	59,796	4,631

Essex Property Trust Inc ‡	11,300	3,337

Extra Space Storage Inc ‡	23,000	3,446

Federal Realty Investment Trust ‡	12,100	1,384

Healthpeak Properties Inc ‡	93,900	3,134

Host Hotels & Resorts Inc ‡	124,274	2,134

Iron Mountain Inc ‡(A)	50,901	2,216

Kimco Realty Corp ‡	75,987	1,619

Mid-America Apartment Communities Inc ‡	20,100	3,230

Prologis Inc ‡	127,999	15,083

Public Storage ‡	26,295	7,428

Realty Income Corp ‡	65,100	4,453

Regency Centers Corp ‡	27,800	1,796

SBA Communications Corp, Cl A ‡	18,900	5,634

Simon Property Group Inc ‡	56,796	7,298

UDR Inc ‡	52,300	2,491

Ventas Inc ‡	65,300	3,621

Vornado Realty Trust ‡	27,196	1,286

Welltower Inc ‡	72,000	5,383

Weyerhaeuser Co ‡	129,045	4,899

		157,506

Utilities — 2.5%

AES Corp/The	114,900	2,920

Alliant Energy Corp	44,000	2,515

Ameren Corp	44,191	3,721

American Electric Power Co Inc	85,800	7,379

American Water Works Co Inc	31,700	4,914

Atmos Energy Corp	22,600	2,241

CenterPoint Energy Inc	96,683	2,446

CMS Energy Corp	50,391	3,161

Consolidated Edison Inc	59,100	4,565

Dominion Energy Inc	139,385	10,613

DTE Energy Co	33,400	4,609

Duke Energy Corp	133,091	13,338

Edison International	65,296	3,648

Entergy Corp	35,000	3,684

Evergy Inc	39,500	2,449

Eversource Energy	59,800	4,855

Exelon Corp	168,791	7,616

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
FirstEnergy Corp	94,787	$3,593
NextEra Energy Inc	339,500	24,858
NiSource Inc	68,787	1,754
NRG Energy Inc	42,987	1,382
Pinnacle West Capital Corp	19,800	1,675
PPL Corp	132,500	3,857
Public Service Enterprise Group Inc	88,100	5,473
Sempra Energy	53,095	7,194
Southern Co/The	182,800	11,685
WEC Energy Group Inc	55,031	5,168
Xcel Energy Inc	92,883	6,583

		157,896

Total Common Stock (Cost $2,929,516) ($ Thousands)		6,172,731

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.2%

SEI Liquidity Fund, L.P.
0.010% **†(B)	14,438,252	$14,433

Total Affiliated Partnership (Cost $14,438) ($ Thousands)		14,433

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund,Cl F
0.010%**†	64,021,386	64,021

Total Cash Equivalent (Cost $64,021) ($ Thousands)		64,021

Total Investments in Securities — 100.0%
(Cost $3,007,975) ($ Thousands)		$6,251,185

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	375	Jun-2021	$73,494	$78,795	$5,301

Percentages are based on Net Assets of $6,251,980 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021 was $14,022 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $14,433 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	6,172,731	–	–	6,172,731
Affiliated Partnership	–	14,433	–	14,433
Cash Equivalent	64,021	–	–	64,021

Total Investments in Securities	6,236,752	14,433	–	6,251,185

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	5,301	–	–	5,301

Total Other Financial Instruments	5,301	–	–	5,301

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

S&P 500 Index Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 49,600	$ 136,630	$(171,791)	$14	$(20)	$14,433	14,438,252	$72	$—
SEI Daily Income Trust, Government Fund, Cl F	66,287	1,013,643	(1,015,909)	—	—	64,021	64,021,386	10	—

Totals	$ 115,887	$1,150,273	$(1,187,700)	$14	$(20)	$ 78,454		$82	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.6%

Communication Services — 5.0%
Altice USA Inc, Cl A *	55,775	$2,011
AMC Entertainment Holdings Inc, Cl A (A)	93,094	2,432
AMC Networks Inc, Cl A *(A)	6,160	331
Anterix Inc *	1,900	94
ATN International Inc	2,267	107
Bandwidth Inc, Cl A *	3,900	461
Boingo Wireless Inc *	9,200	129
Boston Omaha Corp, Cl A *	4,300	132
Cable One Inc	1,300	2,360
Cardlytics Inc *	7,100	756
Cargurus Inc, Cl A *	21,300	601
Cars.com Inc *	15,200	222
Cincinnati Bell Inc *	16,504	254
Cinemark Holdings Inc *	26,640	604
Cogent Communications Holdings Inc	10,804	817
comScore Inc *	20,100	80
Consolidated Communications Holdings Inc *	13,612	127
Daily Journal Corp *	300	96
DHI Group Inc *	16,900	54
Emerald Holding Inc *	5,700	32
Entercom Communications Corp, Cl A *	28,756	125
Entravision Communications Corp, Cl A	14,200	66
Eros International PLC *	59,700	72
Eventbrite Inc, Cl A *	13,800	280
EverQuote Inc, Cl A *	2,900	91
EW Scripps Co/The, Cl A	13,896	295
Fluent Inc *	18,300	53
Gannett Co Inc *	32,687	168
Gogo Inc *(A)	13,900	189
Gray Television Inc	21,200	493
Hemisphere Media Group Inc, Cl A *	3,500	43
IAC/InterActiveCorp *	18,076	2,883
IDT Corp, Cl B *	5,700	164
iHeartMedia Inc, Cl A *	14,200	330
IMAX Corp *	11,800	255
Iridium Communications Inc *	27,646	1,056
John Wiley & Sons Inc, Cl A	9,772	619
Liberty Broadband Corp, Cl A *	5,783	937
Liberty Broadband Corp, Cl C *	38,514	6,404
Liberty Latin America Ltd, Cl A *	8,300	118
Liberty Latin America Ltd, Cl C *	34,462	496
Liberty Media Corp-Liberty Braves, Cl A *	1,803	50
Liberty Media Corp-Liberty Braves, Cl C *	10,465	286
Liberty Media Corp-Liberty Formula One, Cl A *	7,308	293
Liberty Media Corp-Liberty Formula One, Cl C *	48,842	2,181
Liberty Media Corp-Liberty SiriusXM, Cl A *	20,535	897
Liberty Media Corp-Liberty SiriusXM, Cl C *	40,822	1,776
Liberty TripAdvisor Holdings Inc, Cl A *	13,392	64

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Lions Gate Entertainment Corp, Cl A *(A)	14,516	$283
Lions Gate Entertainment Corp, Cl B *	25,675	446
LiveXLive Media Inc *(A)	5,200	26
Loral Space & Communications Inc	2,700	102
Madison Square Garden Entertainment Corp *	4,979	444
Madison Square Garden Sports Corp, Cl A *	4,679	866
Magnite Inc *	26,838	797
Marcus Corp/The *	4,061	86
Match Group Inc *	54,259	7,780
MediaAlpha Inc, Cl A *	4,200	178
Meredith Corp *	9,244	311
MSG Networks Inc *	12,840	198
National CineMedia Inc	15,007	73
New York Times Co/The, Cl A	38,382	1,643
Nexstar Media Group Inc, Cl A	10,844	1,647
Ooma Inc *	6,900	134
ORBCOMM Inc *	18,024	202
Pinterest Inc, Cl A *	96,811	6,322
Playtika Holding Corp *	18,800	516
QuinStreet Inc *	9,586	174
Roku Inc, Cl A *	26,348	9,135
Saga Communications Inc, Cl A	593	14
Scholastic Corp	8,067	272
Shenandoah Telecommunications Co	12,404	619
Sinclair Broadcast Group Inc, Cl A	9,411	317
Sirius XM Holdings Inc (A)	261,881	1,637
Spok Holdings Inc	4,132	48
Spotify Technology SA *	32,503	7,852
TechTarget Inc *	5,100	359
TEGNA Inc	51,400	996
Telephone and Data Systems Inc	24,555	632
TripAdvisor Inc *	25,200	1,095
TrueCar Inc *	22,900	135
United States Cellular Corp *	2,952	111
Vimeo Inc *	29,346	1,233
WideOpenWest Inc *	9,900	165
World Wrestling Entertainment Inc, Cl A	10,434	583
Yelp Inc, Cl A *	17,198	690
Zillow Group Inc, Cl A *	13,791	1,631
Zillow Group Inc, Cl C *	34,897	4,094
Zynga Inc, Cl A *	219,274	2,377

		88,607

Consumer Discretionary — 11.6%
1-800-Flowers.com Inc, Cl A *	7,300	222
2U Inc *(A)	15,900	579
Aaron’s Co Inc/The	8,958	322
Abercrombie & Fitch Co, Cl A *	14,600	623
Academy Sports & Outdoors Inc *	12,800	468
Accel Entertainment Inc, Cl A *	10,000	131
Acushnet Holdings Corp	8,600	458
Adient PLC *	23,000	1,151

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Adtalem Global Education Inc *	12,881	$469
American Axle & Manufacturing Holdings Inc *	23,298	261
American Eagle Outfitters Inc	38,722	1,372
American Outdoor Brands Inc *	3,095	99
American Public Education Inc *	2,727	76
America’s Car-Mart Inc/TX *	1,750	288
Aramark	56,000	2,092
Asbury Automotive Group Inc *	4,398	872
Aspen Group Inc/CO *	9,800	57
At Home Group Inc *	11,700	439
AutoNation Inc *	14,200	1,450
Bally’s Corp *	6,028	350
Beazer Homes USA Inc *	7,161	170
Bed Bath & Beyond Inc *(A)	27,800	778
Big Lots Inc	9,146	557
Biglari Holdings Inc, Cl B *	182	29
BJ’s Restaurants Inc *	4,642	257
Bloomin’ Brands Inc *	21,550	637
Bluegreen Vacations Holding, Cl A *	3,387	71
Boot Barn Holdings Inc *	7,200	550
Boyd Gaming Corp *	18,845	1,213
Bright Horizons Family Solutions Inc *	14,535	2,009
Brinker International Inc *	10,382	638
Brunswick Corp/DE	19,083	1,951
Buckle Inc/The (A)	6,051	255
Burlington Stores Inc *	15,700	5,077
Caleres Inc	8,576	215
Callaway Golf Co	21,906	809
Camping World Holdings Inc, Cl A (A)	7,000	311
Capri Holdings Ltd *	35,700	2,025
CarParts.com Inc *	6,200	101
Carriage Services Inc, Cl A	3,006	115
Carrols Restaurant Group Inc *	7,900	47
Carter’s Inc	11,070	1,132
Carvana Co, Cl A *	13,700	3,632
Casper Sleep *	15,100	138
Cato Corp/The, Cl A	6,296	97
Cavco Industries Inc *	2,231	494
Century Casinos Inc *	4,000	56
Century Communities Inc	7,800	635
Cheesecake Factory Inc/The *	9,523	560
Chegg Inc *	31,410	2,416
Chico’s FAS Inc *	48,951	228
Children’s Place Inc/The *	3,433	319
Choice Hotels International Inc	8,077	977
Churchill Downs Inc	8,931	1,782
Chuy’s Holdings Inc *	4,769	198
Citi Trends Inc *	3,197	266
Clarus Corp	5,121	121
Columbia Sportswear Co	6,844	703
Conn’s Inc *	3,909	91

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Container Store Group Inc/The *	7,800	$106
Cooper Tire & Rubber Co	11,432	679
Cooper-Standard Holdings Inc *	3,300	98
Core-Mark Holding Co Inc	9,836	451
Cracker Barrel Old Country Store Inc	5,744	906
Crocs Inc *	15,903	1,610
Dana Inc	35,698	968
Dave & Buster’s Entertainment Inc *	9,900	419
Deckers Outdoor Corp *	6,604	2,215
Del Taco Restaurants Inc	4,500	46
Denny’s Corp *	14,463	254
Designer Brands Inc, Cl A *	12,192	213
Dick’s Sporting Goods Inc	16,135	1,574
Dillard’s Inc, Cl A (A)	1,362	180
Dine Brands Global Inc *	4,372	415
Dorman Products Inc *	6,740	690
Duluth Holdings Inc, Cl B *	2,900	47
El Pollo Loco Holdings Inc *	3,900	66
Escalade Inc	2,500	61
Ethan Allen Interiors Inc	5,276	152
Everi Holdings Inc *	17,200	357
Express Inc *	14,962	64
Extended Stay America Inc	42,200	832
Fiesta Restaurant Group Inc *	2,905	39
Five Below Inc *	13,305	2,450
Floor & Decor Holdings Inc, Cl A *	23,400	2,300
Foot Locker Inc	24,500	1,551
Fossil Group Inc *	8,500	120
Fox Factory Holding Corp *	10,400	1,617
Franchise Group	4,600	170
frontdoor Inc *	19,950	1,071
Funko Inc, Cl A *	4,400	115
Gaia Inc, Cl A *	2,200	26
GameStop Corp, Cl A *(A)	13,300	2,953
GAN *	7,900	137
Genesco Inc *	4,069	224
Gentex Corp	59,790	2,123
Gentherm Inc *	7,748	562
G-III Apparel Group Ltd *	10,906	360
Golden Entertainment Inc *	4,131	176
Goodyear Tire & Rubber Co/The *	55,400	1,099
GoPro Inc, Cl A *	33,500	376
Graham Holdings Co, Cl B	900	596
Grand Canyon Education Inc *	11,115	1,011
Green Brick Partners Inc *	6,200	145
Greenlane Holdings Inc, Cl A *	2,400	9
Group 1 Automotive Inc (A)	3,935	628
Groupon, Cl A *	5,457	258
GrowGeneration Corp *	8,700	386
Grubhub Inc *	20,800	1,250
Guess? Inc	11,317	332
H&R Block Inc	45,400	1,127

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hamilton Beach Brands Holding Co, Cl A	2,010	$51
Harley-Davidson Inc	38,900	1,885
Haverty Furniture Cos Inc	4,363	200
Helen of Troy Ltd *	6,048	1,273
Hibbett Sports Inc *	4,012	340
Hilton Grand Vacations Inc *	20,470	936
Hooker Furniture Corp	2,700	97
Houghton Mifflin Harcourt Co *	25,703	255
Hyatt Hotels Corp, Cl A *(A)	8,327	650
Installed Building Products Inc	5,100	605
International Game Technology PLC	21,600	524
iRobot Corp *(A)	6,202	606
Jack in the Box Inc	5,421	616
Johnson Outdoors Inc, Cl A	1,400	171
KB Home	20,485	959
Kohl’s Corp	39,000	2,164
Kontoor Brands Inc	11,600	743
Kura Sushi USA Inc, Cl A *	800	34
Lands’ End Inc *	4,362	112
Laureate Education Inc, Cl A *	28,100	411
La-Z-Boy Inc, Cl Z	12,626	521
LCI Industries	5,649	842
Lear Corp	14,871	2,875
Legacy Housing Corp *	1,400	27
Leslie’s Inc *(A)	18,256	532
LGI Homes Inc *(A)	5,100	922
Lifetime Brands Inc	3,300	49
Lindblad Expeditions Holdings Inc *	4,100	70
Liquidity Services Inc *	10,122	242
Lithia Motors Inc, Cl A	6,233	2,194
Lovesac Co/The *	2,200	183
Lululemon Athletica Inc *	27,482	8,880
Lumber Liquidators Holdings Inc *	6,926	158
M/I Homes Inc *	6,094	430
Macy’s Inc	72,400	1,323
Malibu Boats Inc, Cl A *	4,600	361
Marine Products Corp	1,800	29
MarineMax Inc *	5,161	265
Marriott Vacations Worldwide Corp *	9,472	1,632
MasterCraft Boat Holdings Inc *	5,000	139
Mattel Inc *	80,800	1,714
MDC Holdings Inc	12,968	751
Meritage Homes Corp *	9,311	1,003
Modine Manufacturing Co *	9,874	174
Monarch Casino & Resort Inc *	3,500	250
Monro Inc	7,828	488
Motorcar Parts of America Inc *	3,700	86
Movado Group Inc	2,720	75
Murphy USA Inc	6,500	876
Nathan’s Famous Inc	900	58
National Vision Holdings Inc *	18,600	924
Nautilus Inc *	7,000	126

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Noodles & Co, Cl A *	11,000	$142
Nordstrom Inc *	27,700	929
Office Depot Inc *	11,812	517
Ollie’s Bargain Outlet Holdings Inc *(A)	13,500	1,167
OneSpaWorld Holdings Ltd *	12,400	139
OneWater Marine Inc, Cl A *	1,600	79
Overstock.com Inc *(A)	9,900	846
Oxford Industries Inc	4,254	407
Papa John’s International Inc	7,442	699
Patrick Industries Inc	5,225	448
Peloton Interactive Inc, Cl A *	61,235	6,755
Penske Automotive Group Inc	7,288	624
Perdoceo Education Corp *	16,254	198
Petco Health & Wellness Co Inc, Cl A *(A)	13,000	294
PetMed Express Inc (A)	3,796	110
Planet Fitness Inc, Cl A *	18,700	1,473
PlayAGS Inc *	8,100	82
Polaris Inc	14,307	1,877
Purple Innovation Inc, Cl A *	7,865	224
Quotient Technology Inc *	21,000	247
Qurate Retail Inc	89,022	1,213
RCI Hospitality Holdings Inc	2,800	217
RealReal Inc/The *(A)	17,400	304
Red Robin Gourmet Burgers Inc *	2,967	106
Red Rock Resorts Inc, Cl A *	14,700	658
Regis Corp *	6,527	60
Rent-A-Center Inc/TX, Cl A	10,940	676
RH *	3,811	2,443
Rocky Brands Inc	2,500	146
Ruth’s Hospitality Group Inc *	7,898	191
Sally Beauty Holdings Inc *	25,291	552
Scientific Games Corp, Cl A *	14,862	1,078
SeaWorld Entertainment Inc *	12,500	680
Service Corp International/US	41,189	2,184
Shake Shack Inc, Cl A *	8,200	771
Shoe Carnival Inc	2,076	140
Shutterstock Inc	5,797	526
Signet Jewelers Ltd *	12,800	775
Six Flags Entertainment Corp *	20,358	925
Skechers USA Inc, Cl A *	31,746	1,508
Skyline Champion Corp *	12,400	628
Sleep Number Corp *(A)	6,909	770
Smith & Wesson Brands Inc	12,383	263
Sonic Automotive Inc, Cl A	5,064	244
Sonos Inc *	29,500	1,091
Sportsman’s Warehouse Holdings Inc *	9,400	167
Stamps.com Inc *	4,155	780
Standard Motor Products Inc	5,766	260
Steven Madden Ltd	18,751	776
Stitch Fix Inc, Cl A *	13,400	716
Stoneridge Inc *	5,930	181
Strategic Education Inc	5,387	382

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Stride Inc *	9,488	$255
Sturm Ruger & Co Inc	3,542	280
Superior Group of Cos Inc	2,000	51
Target Hospitality Corp *	12,300	47
Taylor Morrison Home Corp, Cl A *	33,160	982
Tempur Sealy International Inc	44,392	1,709
Tenneco Inc, Cl A *	11,263	177
Terminix Global Holdings Inc *	31,000	1,530
Texas Roadhouse Inc, Cl A	16,166	1,628
Thor Industries Inc	12,890	1,585
Tilly’s Inc, Cl A *	10,343	141
Toll Brothers Inc	27,739	1,810
TopBuild Corp *	8,000	1,584
Travel + Leisure Co	20,000	1,303
Tri Pointe Homes Inc *	28,473	687
Tupperware Brands Corp *	14,324	367
Unifi Inc *	2,480	68
Universal Electronics Inc *	3,887	195
Universal Technical Institute *	8,800	53
Urban Outfitters Inc *	15,800	619
Vail Resorts Inc	9,912	3,240
Vera Bradley Inc *	2,470	28
Vista Outdoor Inc *	14,073	613
Visteon Corp *	6,365	779
Vivint Smart Home *	22,400	312
VOXX International Corp, Cl A *	1,900	29
Vroom Inc *(A)	25,400	1,123
Waitr Holdings Inc *	19,000	39
Wayfair Inc, Cl A *(A)	17,100	5,242
Wendy’s Co/The	44,975	1,044
Weyco Group Inc	263	5
Williams-Sonoma Inc	18,637	3,160
Wingstop Inc	6,800	970
Winmark Corp	291	57
Winnebago Industries Inc	7,235	535
Wolverine World Wide Inc	21,296	776
Workhorse Group Inc *(A)	25,800	242
WW International Inc *	12,174	478
Wyndham Hotels & Resorts Inc	22,100	1,659
XPEL Inc *	4,000	328
YETI Holdings Inc *	20,200	1,770
Yum China Holdings Inc	96,548	6,531
Zumiez Inc *	3,903	171

		202,754

Consumer Staples — 3.1%
Albertsons Cos Inc (A)	38,300	735
Alico Inc	143	5
Andersons Inc	8,999	280
B&G Foods Inc, Cl A (A)	16,611	508
BellRing Brands Inc, Cl A *	9,500	272
Beyond Meat Inc *(A)	12,300	1,789
BJ’s Wholesale Club Holdings Inc *	32,400	1,451

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Boston Beer Co Inc/The, Cl A *(A)	2,183	$2,310
Bridgford Foods Corp *	400	7
Bunge Ltd	31,843	2,765
Calavo Growers Inc	4,426	315
Cal-Maine Foods Inc	8,128	284
Cantel Medical Corp *	8,677	706
Casey’s General Stores Inc	9,059	2,001
Celsius Holdings Inc *	8,000	524
Central Garden & Pet Co, Cl A *	12,129	624
Chefs’ Warehouse Inc/The *	6,121	188
Coca-Cola Consolidated Inc	1,189	481
Coty Inc, Cl A *	65,200	581
Darling Ingredients Inc *	38,757	2,653
Edgewell Personal Care Co	13,345	606
elf Beauty Inc *	9,700	272
Energizer Holdings Inc (A)	16,745	771
Farmer Bros Co *	900	11
Flowers Foods Inc	45,308	1,091
Fresh Del Monte Produce Inc	8,981	301
Freshpet Inc *	9,700	1,715
Grocery Outlet Holding Corp *	20,100	685
Hain Celestial Group Inc/The *	19,860	809
Herbalife Nutrition Ltd *	20,844	1,096
HF Foods Group Inc *(A)	9,900	60
Hostess Brands Inc, Cl A *	31,800	499
Ingles Markets Inc, Cl A	3,545	220
Ingredion Inc	15,965	1,515
Inter Parfums Inc	3,806	291
J & J Snack Foods Corp	3,564	626
John B Sanfilippo & Son Inc	2,619	244
Keurig Dr Pepper Inc	168,680	6,234
Lancaster Colony Corp	4,429	827
Landec Corp *	4,693	56
Lifevantage Corp *	4,700	37
Limoneira Co	6,495	122
Medifast Inc	2,964	985
MGP Ingredients Inc (A)	2,300	160
National Beverage Corp (A)	6,104	305
Natural Grocers by Vitamin Cottage Inc	1,085	13
Nature’s Sunshine Products Inc	437	9
NewAge *(A)	15,700	37
Nu Skin Enterprises Inc, Cl A	12,705	764
Oil-Dri Corp of America	1,010	37
Performance Food Group Co *	32,200	1,614
Pilgrim’s Pride Corp *	14,207	341
Post Holdings Inc *	14,869	1,718
PriceSmart Inc	5,423	479
Primo Water	37,100	642
Revlon Inc, Cl A *	2,920	37
Reynolds Consumer Products Inc	11,600	350
Rite Aid Corp *	13,411	245
Sanderson Farms Inc	4,741	772

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Seaboard Corp	57	$209
Seneca Foods Corp, Cl A *	2,462	114
Simply Good Foods Co/The *	21,200	732
SpartanNash Co	7,336	154
Spectrum Brands Holdings Inc	9,787	870
Sprouts Farmers Market Inc *	30,400	809
Tootsie Roll Industries Inc (A)	3,613	113
TreeHouse Foods Inc *	13,309	648
Turning Point Brands Inc	2,200	94
United Natural Foods Inc *	12,698	482
Universal Corp/VA	5,545	311
US Foods Holding Corp *	55,400	2,157
USANA Health Sciences Inc *(A)	3,432	363
Vector Group Ltd	30,891	425
Veru *	8,700	77
Village Super Market Inc, Cl A	1,962	47
Vital Farms Inc *	4,100	87
WD-40 Co	3,386	829
Weis Markets Inc	1,704	87

		53,683

Energy — 1.9%
Antero Midstream Corp	69,200	664
Antero Resources Corp *	58,480	755
Arch Resources Inc *	3,500	200
Archrock Inc	27,383	252
Ardmore Shipping Corp	2,100	9
Aspen Aerogels Inc *	8,300	168
Berry Corp	10,500	67
Bonanza Creek Energy Inc	4,100	176
Brigham Minerals Inc, Cl A	7,800	141
Bristow Group *	697	19
Cactus Inc, Cl A	12,400	435
ChampionX Corp *	47,600	1,261
Cheniere Energy Inc *	55,965	4,751
Cimarex Energy Co	24,800	1,680
Clean Energy Fuels Corp *	27,188	215
CNX Resources Corp *	53,600	730
Comstock Resources Inc *	3,700	21
CONSOL Energy Inc *	5,075	78
Contango Oil & Gas Co *(A)	21,300	93
Continental Resources Inc/OK (A)	20,396	664
CVR Energy Inc	7,097	147
Delek US Holdings Inc	17,446	389
DHT Holdings Inc	26,500	170
Diamond S Shipping Inc *	8,600	92
DMC Global Inc *	3,400	180
Dorian LPG Ltd *	6,747	96
Dril-Quip Inc *	10,287	345
Earthstone Energy Inc, Cl A *	8,700	84
Energy Fuels Inc/Canada *(A)	25,600	166
EQT Corp *	68,300	1,426
Equitrans Midstream Corp	93,700	772

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Evolution Petroleum Corp	4,027	$15
Exterran Corp *	7,541	36
Falcon Minerals Corp	13,800	64
Frank’s International NV *	38,142	128
Frontline Ltd/Bermuda	28,000	239
Golar LNG Ltd *	22,402	285
Goodrich Petroleum Corp *	2,200	24
Green Plains Inc *	7,690	245
Helix Energy Solutions Group Inc *	47,369	248
Helmerich & Payne Inc	23,800	672
International Seaways Inc	5,366	108
Kosmos Energy Ltd *	98,975	315
Liberty Oilfield Services Inc, Cl A *	23,900	358
Magnolia Oil & Gas Corp, Cl A *	36,800	475
Matador Resources Co	25,400	778
Murphy Oil Corp (A)	36,100	783
Nabors Industries Ltd *	1,391	130
NACCO Industries Inc, Cl A	1,005	26
National Energy Services Reunited Corp *	2,200	28
Newpark Resources Inc *	18,020	60
NextDecade Corp *	3,000	6
NexTier Oilfield Solutions Inc *	56,839	242
Nordic American Tankers Ltd	34,377	120
Oceaneering International Inc *	20,846	297
Oil States International Inc *	16,699	107
Overseas Shipholding Group Inc, Cl A *	8,900	21
Ovintiv Inc	63,600	1,694
Par Pacific Holdings Inc *	6,786	94
Patterson-UTI Energy Inc	39,022	327
PBF Energy Inc, Cl A *	20,677	334
PDC Energy Inc	24,377	1,029
Peabody Energy Corp *	15,500	103
Penn Virginia Corp *	2,900	56
PrimeEnergy Resources Corp *	100	4
ProPetro Holding Corp *	16,000	159
Range Resources Corp *	47,800	648
Renewable Energy Group Inc *	10,100	617
REX American Resources Corp *	1,300	125
RPC Inc *	10,999	54
Scorpio Tankers Inc	10,813	242
Select Energy Services Inc, Cl A *	12,200	69
SFL Corp Ltd	19,676	170
SM Energy Co	25,913	516
Solaris Oilfield Infrastructure Inc, Cl A	5,400	54
Southwestern Energy Co *	146,971	760
Talos Energy Inc *	4,900	69
Targa Resources Corp	54,559	2,120
Tellurian Inc *(A)	21,300	93
Tidewater Inc *	9,800	135
Transocean Ltd *(A)	138,034	522
Uranium Energy Corp *	76,100	238
US Silica Holdings Inc *	15,626	160

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
W&T Offshore Inc *	15,938	$60

Whiting Petroleum Corp *	286	13

World Fuel Services Corp	14,841	456

		32,977

Financials — 13.9%

1st Constitution Bancorp	2,100	44

1st Source Corp	4,158	206

ACNB Corp	900	26

Affiliated Managers Group Inc	11,200	1,837

AGNC Investment Corp ‡	133,521	2,476

Alerus Financial Corp	2,500	82

Alleghany Corp *	3,367	2,413

Allegiance Bancshares Inc	5,500	223

Ally Financial Inc	90,400	4,946

Altabancorp	3,884	179

Amalgamated Financial Corp	5,800	94

Ambac Financial Group Inc *	12,500	189

Amerant Bancorp Inc, Cl A *	7,100	171

American Equity Investment Life Holding Co	21,578	658

American Financial Group Inc/OH	17,253	2,296

American National Bankshares Inc	4,106	142

American National Group Inc	2,231	335

Ameris Bancorp	15,662	861

AMERISAFE Inc	4,533	297

Ames National Corp	1,097	28

Annaly Capital Management Inc ‡	339,859	3,151

Apollo Commercial Real Estate Finance Inc	36,619	573

Apollo Global Management Inc, Cl A	41,600	2,385

Arbor Realty Trust Inc ‡	25,400	463

Arch Capital Group Ltd *	95,108	3,794

Ares Commercial Real Estate Corp	4,800	73

Ares Management Corp, Cl A	25,245	1,393

Argo Group International Holdings Ltd	8,416	451

Arlington Asset Investment Corp, Cl A	3,412	14

ARMOUR Residential Inc ‡	14,724	177

Arrow Financial Corp	2,387	89

Artisan Partners Asset Management Inc, Cl A	12,800	654

Assetmark Financial Holdings *	3,900	102

Associated Banc-Corp	37,536	863

Associated Capital Group Inc	500	18

Assured Guaranty Ltd	20,087	957

Athene Holding Ltd, Cl A *	28,100	1,760

Atlantic Capital Bancshares Inc *	4,300	121

Atlantic Union Bankshares Corp	18,982	779

Axis Capital Holdings Ltd	20,468	1,098

Axos Financial Inc *	15,136	718

B Riley Financial Inc	4,900	361

Banc of California Inc	8,800	154

BancFirst Corp	4,050	279

Banco Latinoamericano de Comercio Exterior SA, Cl E	5,312	81

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bancorp Inc/The *	12,492	$303

BancorpSouth Bank	25,582	782

Bank First Corp (A)	1,900	135

Bank of Commerce Holdings (A)	5,900	87

Bank of Hawaii Corp	9,724	873

Bank of Marin Bancorp	3,614	122

Bank of NT Butterfield & Son Ltd/The	12,400	473

Bank of Princeton/The	1,400	41

Bank OZK (A)	29,170	1,246

Bank7 Corp (A)	900	16

BankFinancial Corp	4,897	54

BankUnited Inc	21,396	1,023

Bankwell Financial Group Inc	300	9

Banner Corp	8,151	477

Bar Harbor Bankshares	2,850	87

BayCom Corp *	2,800	52

BCB Bancorp Inc	4,800	70

Berkshire Hills Bancorp Inc	9,991	277

BGC Partners Inc, Cl A	72,536	428

Blackstone Mortgage Trust Inc, Cl A ‡	32,600	1,044

Blucora Inc *	10,529	183

BOK Financial Corp	7,682	699

Boston Private Financial Holdings Inc	17,215	264

Bridgewater Bancshares Inc *	6,100	106

Brighthouse Financial Inc *	20,400	993

Brightsphere Investment Group Inc	15,300	341

Broadmark Realty Capital	30,500	314

Brookline Bancorp Inc	21,974	371

Brown & Brown Inc	57,052	2,996

BRP Group Inc, Cl A *	10,600	261

Bryn Mawr Bank Corp	4,522	216

Business First Bancshares Inc	3,200	78

Byline Bancorp Inc	5,970	138

C&F Financial Corp	300	15

Cadence BanCorp, Cl A	32,314	723

Cambridge Bancorp	2,500	214

Camden National Corp	3,058	146

Cannae Holdings Inc *	21,462	769

Capital Bancorp Inc *	1,900	42

Capital City Bank Group Inc	2,861	77

Capitol Federal Financial Inc	33,387	432

Capstar Financial Holdings Inc	6,400	140

Capstead Mortgage Corp ‡	18,718	121

Carlyle Group Inc/The	29,200	1,274

Carter Bankshares Inc *	7,100	111

Cathay General Bancorp	18,715	780

CBTX Inc	3,600	107

Central Pacific Financial Corp	6,810	189

Central Valley Community Bancorp	1,500	32

Century Bancorp Inc/MA, Cl A	300	34

Chemung Financial Corp	900	42

Cherry Hill Mortgage Investment Corp	5,813	57

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Chimera Investment Corp ‡	44,565	$630
ChoiceOne Financial Services (A)	4,000	103
CIT Group Inc	23,361	1,238
Citizens & Northern Corp	1,840	45
Citizens Inc/TX, Cl A *(A)	7,833	41
City Holding Co	3,885	312
Civista Bancshares Inc	1,900	45
CNA Financial Corp	6,675	319
CNB Financial Corp/PA	2,048	50
CNO Financial Group Inc	30,825	819
Coastal Financial *	1,900	59
Codorus Valley Bancorp Inc	1,944	37
Cohen & Steers Inc	5,536	405
Colony Bankcorp Inc	1,800	33
Colony Credit Real Estate Inc ‡	16,100	152
Columbia Banking System Inc	18,229	787
Columbia Financial Inc *	14,900	265
Commerce Bancshares Inc/MO	26,048	2,029
Community Bank System Inc	12,351	1,002
Community Bankers Trust Corp	7,400	65
Community Financial Corp/The	1,200	43
Community Trust Bancorp Inc	3,393	150
ConnectOne Bancorp Inc	7,583	210
Cowen Inc, Cl A (A)	8,330	328
Crawford & Co, Cl A	5,700	55
Credit Acceptance Corp *(A)	2,412	1,079
CrossFirst Bankshares Inc *	11,500	169
Cullen/Frost Bankers Inc	13,505	1,630
Curo Group Holdings Corp	2,300	38
Customers Bancorp Inc *	7,470	283
CVB Financial Corp	30,679	680
Diamond Hill Investment Group Inc	554	97
Dime Community Bancshares Inc	7,029	244
Donegal Group Inc, Cl A	2,500	38
Donnelley Financial Solutions Inc *	7,232	216
Dynex Capital Inc	5,597	109
Eagle Bancorp Inc	6,906	395
East West Bancorp Inc	35,266	2,637
Eastern Bankshares Inc	38,000	851
eHealth Inc *	5,874	383
Ellington Financial Inc	8,300	157
Employers Holdings Inc	7,074	299
Encore Capital Group Inc *	7,975	369
Enova International Inc *	7,366	279
Enstar Group Ltd *	2,951	749
Enterprise Bancorp Inc/MA	1,148	40
Enterprise Financial Services Corp	6,749	333
Equitable Holdings Inc	97,100	3,083
Equity Bancshares Inc, Cl A *	5,300	174
Erie Indemnity Co, Cl A	5,887	1,184
Esquire Financial Holdings Inc *	1,500	37
ESSA Bancorp Inc	2,300	36

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Essent Group Ltd	25,900	$1,239
Evans Bancorp Inc	1,700	64
Evercore Inc, Cl A	9,876	1,440
EZCORP Inc, Cl A *	7,457	55
FactSet Research Systems Inc	8,986	3,005
Farmers & Merchants Bancorp Inc/Archbold OH	1,800	40
Farmers National Banc Corp	4,900	85
FB Financial Corp	7,502	314
Federal Agricultural Mortgage Corp, Cl C	1,988	202
Federated Hermes Inc, Cl B	22,970	730
FedNat Holding Co	1,300	6
Fidelity D&D Bancorp Inc	700	39
Fidelity National Financial Inc	66,566	3,128
Financial Institutions Inc	3,243	104
First American Financial Corp	25,872	1,664
First Bancorp Inc/The	3,052	96
First BanCorp/Puerto Rico	55,116	705
First Bancorp/Southern Pines NC	6,545	290
First Bancshares Inc/The	4,000	156
First Bank	5,700	78
First Busey Corp	12,392	332
First Business Financial Services Inc	1,000	27
First Capital Inc (A)	1,100	49
First Choice Bancorp	2,600	84
First Citizens BancShares Inc/NC, Cl A (A)	1,591	1,369
First Commonwealth Financial Corp	22,901	347
First Community Bankshares Inc	4,442	138
First Financial Bancorp	23,033	587
First Financial Bankshares Inc	30,912	1,556
First Financial Corp/IN	4,012	182
First Foundation Inc	10,600	266
First Guaranty Bancshares Inc	1,200	24
First Hawaiian Inc	30,200	850
First Horizon Corp	133,925	2,554
First Internet Bancorp	1,100	37
First Interstate BancSystem Inc, Cl A	8,891	419
First Merchants Corp	14,018	650
First Mid Bancshares Inc	3,572	157
First Midwest Bancorp Inc/IL	27,242	570
First Northwest Bancorp	3,500	62
First of Long Island Corp/The	4,995	112
FirstCash Inc	9,620	767
Flagstar Bancorp Inc	12,500	573
Flushing Financial Corp	6,070	142
FNB Corp/PA	74,289	996
FNCB Bancorp Inc (A)	4,100	30
Focus Financial Partners Inc, Cl A *	9,300	471
Franklin Financial Services Corp (A)	1,000	31
FS Bancorp Inc	1,300	93
Fulton Financial Corp	38,112	661
FVCBankcorp Inc *	5,300	94

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
GAMCO Investors Inc, Cl A	1,931	$49
Genworth Financial Inc, Cl A *	124,800	524
German American Bancorp Inc	7,066	295
Glacier Bancorp Inc	23,080	1,344
GoHealth Inc, Cl A *	15,000	171
Goosehead Insurance Inc, Cl A	3,100	279
Granite Point Mortgage Trust Inc	10,941	157
Great Ajax Corp	3,002	38
Great Southern Bancorp Inc	2,499	141
Great Western Bancorp Inc	14,800	495
Green Dot Corp, Cl A *	12,455	506
Greene County Bancorp Inc	800	23
Greenhill & Co Inc	2,071	36
Greenlight Capital Re Ltd, Cl A *	6,409	59
Guaranty Bancshares Inc/TX	3,300	127
GWG Holdings Inc *	400	3
Hamilton Lane Inc, Cl A	7,300	660
Hancock Whitney Corp	21,214	1,050
Hanmi Financial Corp	5,678	119
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡(A)	19,500	960
Hanover Insurance Group Inc/The	8,417	1,174
HarborOne Bancorp Inc	9,020	134
Hawthorn Bancshares Inc	1,456	35
HBT Financial Inc	2,200	40
HCI Group Inc	1,115	90
Heartland Financial USA Inc	7,775	387
Heritage Commerce Corp	17,800	211
Heritage Financial Corp/WA	8,071	234
Heritage Insurance Holdings Inc	3,800	32
Hilltop Holdings Inc	14,700	546
Hingham Institution For Savings The	300	87
Home Bancorp Inc	1,200	47
Home BancShares Inc/AR	39,632	1,084
HomeStreet Inc	4,372	197
HomeTrust Bancshares Inc	4,102	116
Hope Bancorp Inc	26,995	413
Horace Mann Educators Corp	9,814	391
Horizon Bancorp Inc/IN	11,625	215
Houlihan Lokey Inc, Cl A	11,800	884
Howard Bancorp Inc *	2,500	42
Independence Holding Co	1,700	75
Independent Bank Corp	7,786	635
Independent Bank Corp/MI	5,400	126
Independent Bank Group Inc	8,402	662
Interactive Brokers Group Inc, Cl A	17,427	1,172
International Bancshares Corp	12,050	559
Invesco Mortgage Capital Inc (A)	55,095	187
Investar Holding Corp	1,700	38
Investors Bancorp Inc (A)	55,444	825
Investors Title Co	400	71
James River Group Holdings Ltd	7,200	251

Description	Shares	Market Value ( $ Thousands)

COMMON STOCK (continued)
Jefferies Financial Group Inc	52,800	$1,696
Kearny Financial Corp/MD	17,129	225
Kemper Corp	15,273	1,144
Kinsale Capital Group Inc	4,800	799
KKR & Co Inc	130,963	7,293
KKR Real Estate Finance Trust Inc	5,800	124
Ladder Capital Corp, Cl A ‡	25,162	294
Lakeland Bancorp Inc	14,893	283
Lakeland Financial Corp	5,757	355
Lazard Ltd, Cl A (B)	24,931	1,176
LCNB Corp	2,500	44
Lemonade Inc *(A)	8,200	742
LendingClub Corp *	17,800	272
LendingTree Inc *	2,700	554
Level One Bancorp Inc	1,200	33
Live Oak Bancshares Inc	6,500	394
LPL Financial Holdings Inc	18,962	2,804
Luther Burbank Corp	4,422	54
Macatawa Bank Corp	5,200	50
Mackinac Financial Corp	2,200	48
MainStreet Bancshares Inc *	1,700	36
Markel Corp *	3,273	4,011
Marlin Business Services Corp	1,822	41
MBIA Inc *	6,982	70
Mercantile Bank Corp	3,557	115
Merchants Bancorp/IN	3,100	133
Mercury General Corp	6,578	418
Meridian Bancorp Inc	12,127	267
Meta Financial Group Inc	6,700	355
Metrocity Bankshares Inc	3,800	65
Metropolitan Bank Holding Corp *	1,300	83
MFA Financial Inc ‡	112,497	492
MGIC Investment Corp	83,418	1,228
Mid Penn Bancorp Inc	2,400	68
Midland States Bancorp Inc	5,600	156
MidWestOne Financial Group Inc	2,369	75
MMA Capital Holdings Inc *	1,200	33
Moelis & Co, Cl A	12,000	644
Morningstar Inc	5,420	1,279
Mr Cooper Group Inc *	17,071	591
MVB Financial Corp	3,200	137
National Bank Holdings Corp, Cl A	7,500	297
National Bankshares Inc (A)	1,036	36
National Western Life Group Inc, Cl A	510	125
Navient Corp	48,100	879
NBT Bancorp Inc	10,108	394
Nelnet Inc, Cl A	4,531	342
New Residential Investment Corp ‡	110,888	1,173
New York Community Bancorp Inc	108,139	1,294
New York Mortgage Trust Inc ‡	90,238	408
NI Holdings Inc *	2,300	44
Nicolet Bankshares Inc *	2,000	159

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NMI Holdings Inc, Cl A *	18,200	$440
Northeast Bank	2,600	76
Northfield Bancorp Inc	8,705	147
Northrim BanCorp Inc	1,300	57
Northwest Bancshares Inc	25,679	364
Norwood Financial Corp	2,000	51
Oak Valley Bancorp (A)	1,600	30
OceanFirst Financial Corp	12,468	276
OFG Bancorp	10,925	263
Ohio Valley Banc Corp	1,000	23
Old National Bancorp/IN	37,494	714
Old Republic International Corp	69,944	1,837
Old Second Bancorp Inc	8,600	119
OneMain Holdings Inc, Cl A	21,000	1,215
OP Bancorp	3,200	33
Oportun Financial Corp *	3,100	59
Oppenheimer Holdings Inc, Cl A	2,164	108
Orchid Island Capital Inc, Cl A ‡(A)	20,900	114
Origin Bancorp Inc	6,200	274
Orrstown Financial Services Inc	3,700	93
Pacific Premier Bancorp Inc	21,036	967
PacWest Bancorp	27,712	1,252
Palomar Holdings Inc, Cl A *	5,600	409
Park National Corp (A)	3,905	494
Parke Bancorp Inc	1,636	35
PCB Bancorp	4,600	74
PCSB Financial Corp	4,700	86
PDL Community Bancorp *	2,000	28
Peapack-Gladstone Financial Corp	6,154	204
Penns Woods Bancorp Inc	978	25
PennyMac Financial Services Inc	9,400	589
PennyMac Mortgage Investment Trust ‡	22,663	444
Peoples Bancorp Inc/OH	3,010	98
Peoples Bancorp of North Carolina Inc	1,100	27
Peoples Financial Services Corp	900	39
Pinnacle Financial Partners Inc	17,327	1,575
Pioneer Bancorp *	2,700	33
Piper Sandler Cos	3,977	507
PJT Partners Inc	6,000	437
Popular Inc	21,056	1,718
PRA Group Inc *	11,858	462
Preferred Bank/Los Angeles CA	3,037	207
Premier Financial Bancorp Inc	625	12
Premier Financial Corp	8,976	274
Primerica Inc	10,029	1,627
Primis Financial Corp	6,000	88
ProAssurance Corp	15,225	371
PROG Holdings Inc	15,316	807
ProSight Global Inc *	2,100	27
Prosperity Bancshares Inc	20,935	1,575
Protective Insurance Corp	1,481	35
Provident Bancorp Inc	2,100	35

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Provident Financial Holdings Inc	1,400	$24
Provident Financial Services Inc	15,378	388
Prudential Bancorp Inc	2,100	29
Pzena Investment Management Inc, Cl A	6,300	73
QCR Holdings Inc	4,800	230
Radian Group Inc	47,048	1,099
RBB Bancorp	2,600	63
Ready Capital Corp	17,732	270
Red River Bancshares Inc	1,200	66
Redwood Trust Inc ‡	27,405	305
Regional Management Corp	2,800	131
Reinsurance Group of America Inc, Cl A	16,016	2,019
Reliant Bancorp Inc	1,900	56
RenaissanceRe Holdings Ltd	12,306	1,897
Renasant Corp	13,160	582
Republic Bancorp Inc/KY, Cl A	1,298	60
Republic First Bancorp Inc *	9,800	40
Richmond Mutual BanCorp Inc (A)	4,500	66
Riverview Bancorp Inc	5,100	35
RLI Corp (A)	9,682	1,021
Rocket Cos Inc, Cl A (A)	26,600	471
S&T Bancorp Inc	8,332	283
Safeguard Scientifics Inc *	3,396	24
Safety Insurance Group Inc	4,031	343
Sandy Spring Bancorp Inc	10,110	470
Santander Consumer USA Holdings Inc	18,000	682
Sculptor Capital Management Inc, Cl A (B)	5,700	149
Seacoast Banking Corp of Florida	12,398	460
SEI Investments Co †	26,519	1,682
Select Bancorp Inc *	5,700	80
Selective Insurance Group Inc	14,484	1,090
Selectquote Inc *	32,100	652
ServisFirst Bancshares Inc	12,900	896
Shore Bancshares Inc	3,000	52
Siebert Financial Corp *	1,800	7
Sierra Bancorp	2,978	83
Signature Bank/New York NY	13,670	3,414
Silvercrest Asset Management Group Inc, Cl A	2,100	33
Silvergate Capital Corp, Cl A *	4,800	535
Simmons First National Corp, Cl A	26,748	816
SiriusPoint Ltd *	17,500	184
SLM Corp	92,420	1,872
SmartFinancial Inc	2,200	53
South Plains Financial Inc	2,400	56
South State Corp	16,736	1,486
Southern First Bancshares Inc *	1,491	80
Southern Missouri Bancorp Inc	1,900	84
Southside Bancshares Inc	8,762	375
Spirit of Texas Bancshares Inc	4,600	106
Starwood Property Trust Inc ‡	67,480	1,713
State Auto Financial Corp	3,690	70

SEI Institutional Investments Trust / Annual Report / May 31, 2021	9

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
StepStone Group Inc, Cl A	6,600	$209
Sterling Bancorp *	4,000	19
Sterling Bancorp/DE	44,915	1,197
Stewart Information Services Corp	6,841	413
Stifel Financial Corp	23,973	1,661
Stock Yards Bancorp Inc	4,702	253
StoneX Group *	3,268	221
Summit Financial Group Inc	1,700	41
Synovus Financial Corp	35,692	1,753
TCF Financial Corp	37,180	1,766
Territorial Bancorp Inc	773	20
Texas Capital Bancshares Inc *	12,723	876
TFS Financial Corp	12,343	274
Timberland Bancorp Inc/WA	2,400	70
Tiptree Inc	9,700	104
Tompkins Financial Corp	3,905	317
Towne Bank/Portsmouth VA	15,967	511
TPG RE Finance Trust Inc	14,400	188
Tradeweb Markets Inc, Cl A	20,700	1,734
TriCo Bancshares	6,909	331
TriState Capital Holdings Inc *	6,500	149
Triumph Bancorp Inc *	4,900	410
Trupanion Inc *	6,700	604
TrustCo Bank NY	4,325	169
Trustmark Corp	14,939	501
Two Harbors Investment Corp ‡	64,742	466
UMB Financial Corp	10,745	1,039
Umpqua Holdings Corp	52,531	1,002
United Bankshares Inc/WV	29,256	1,205
United Community Banks Inc/GA	17,674	611
United Fire Group Inc	6,771	208
United Insurance Holdings Corp	1,900	11
United Security Bancshares/Fresno CA	3,200	27
Unity Bancorp Inc	2,800	68
Universal Insurance Holdings Inc	9,000	127
Univest Financial Corp	8,915	260
Upstart Holdings Inc *(A)	3,400	504
Valley National Bancorp	94,568	1,354
Value Line Inc	300	9
Veritex Holdings Inc	12,539	441
Virtu Financial Inc, Cl A	14,400	439
Virtus Investment Partners Inc	1,758	494
Voya Financial Inc	31,200	2,044
Walker & Dunlop Inc	6,423	652
Washington Federal Inc	17,936	598
Washington Trust Bancorp Inc	3,870	213
Waterstone Financial Inc	4,000	79
Watford Holdings Ltd *	5,900	206
Webster Financial Corp	22,551	1,278
WesBanco Inc	16,609	646
West BanCorp Inc	3,785	106
Westamerica BanCorp	6,155	386

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Western Alliance Bancorp	24,461	$2,446
Western Asset Mortgage Capital Corp ‡(A)	18,144	60
Western New England Bancorp Inc	5,000	43
Westwood Holdings Group Inc	1,828	36
White Mountains Insurance Group Ltd	762	909
Wintrust Financial Corp	13,449	1,082
WisdomTree Investments Inc	34,575	232
World Acceptance Corp *	776	125

WSFS Financial Corp	12,143	646

		243,636

Health Care — 15.0%

10X Genomics Inc, Cl A *	13,600	2,448

1Life Healthcare Inc *	18,300	677
4D Molecular Therapeutics Inc *	1,900	50
89bio Inc *	700	13
Abeona Therapeutics Inc *(A)	7,000	12
Acadia Healthcare Co Inc *	21,187	1,364
ACADIA Pharmaceuticals Inc *	27,800	621
Accelerate Diagnostics Inc *(A)	4,900	37
Acceleron Pharma Inc *	12,700	1,662
Accolade *	7,900	399
Accuray Inc *(A)	14,863	63
Acutus Medical *(A)	4,100	67
AdaptHealth Corp, Cl A *	18,400	482
Adaptive Biotechnologies Corp *	17,400	658
Addus HomeCare Corp *	3,600	346
ADMA Biologics Inc *(A)	15,400	27
Adverum Biotechnologies Inc *	28,100	97
Aeglea BioTherapeutics Inc, Cl Savings Shares *	9,300	61
Aerie Pharmaceuticals Inc *	11,900	194
Affimed NV *	27,377	243
Agenus Inc *	33,000	141
Agile Therapeutics *(A)	16,200	26
Agios Pharmaceuticals Inc *	15,600	870
Akebia Therapeutics Inc *(A)	30,985	109
Akero Therapeutics Inc *(A)	3,000	79
Akouos *	6,000	78
Albireo Pharma Inc *	4,800	161
Alector Inc *(A)	11,000	196
Aligos Therapeutics *	5,000	139
Alkermes PLC *	36,053	817
Allakos Inc *	6,500	659
Allogene Therapeutics Inc *	11,900	306
Allovir *	7,300	171
Allscripts Healthcare Solutions Inc *	37,453	651
Alnylam Pharmaceuticals Inc *	27,889	3,960
Alphatec Holdings Inc *	12,300	178
ALX Oncology Holdings *	4,300	243
Amedisys Inc *	7,871	2,034
American Well Corp, Cl A *	13,600	169
Amicus Therapeutics Inc *	64,200	595

10	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AMN Healthcare Services Inc *	10,709	$950
Amneal Pharmaceuticals Inc *	23,588	134
Amphastar Pharmaceuticals Inc *	7,300	138
AnaptysBio Inc *	4,800	115
Anavex Life Sciences Corp *(A)	10,300	128
AngioDynamics Inc *	7,370	170
ANI Pharmaceuticals Inc *	2,500	86
Anika Therapeutics Inc *	3,070	143
Annexon *	6,200	131
Antares Pharma Inc *	30,900	123
Apellis Pharmaceuticals Inc *	13,500	760
Apollo Medical Holdings Inc *	3,600	126
Applied Molecular Transport *(A)	5,500	264
Applied Therapeutics Inc *	3,200	62
Aprea Therapeutics Inc *(A)	1,600	7
Apria *	1,931	59
Apyx Medical Corp *	14,200	139
Aravive Inc *	2,900	15
Arcturus Therapeutics Holdings Inc *	6,200	181
Arcus Biosciences Inc *	8,600	213
Arcutis Biotherapeutics Inc *	7,000	184
Ardelyx Inc *	16,000	114
Arena Pharmaceuticals Inc *	14,565	890
Arrowhead Pharmaceuticals Inc *	24,600	1,786
Arvinas Inc *	9,600	698
Aspira Women’s Health *(A)	20,963	117
Assembly Biosciences Inc *	8,400	33
Atara Biotherapeutics Inc *	21,800	296
Atea Pharmaceuticals *	2,600	53
Athenex Inc *	14,700	69
Athersys Inc *(A)	50,000	84
Athira Pharma *	5,000	100
Atreca Inc, Cl A *	7,200	65
AtriCure Inc *	9,920	741
Atrion Corp	330	205
Avalon GloboCare Corp *(A)	5,200	6
Avanos Medical Inc *	12,200	489
Avantor Inc *	119,351	3,837
Avid Bioservices Inc *	18,700	398
Avidity Biosciences Inc *	5,900	140
Avrobio Inc *	7,400	67
Axcella Health Inc *	1,900	6
Axogen Inc *	9,085	184
Axonics Modulation Technologies Inc *(A)	7,200	415
Axsome Therapeutics Inc *	6,500	395
Beam Therapeutics Inc *(A)	9,900	774
Berkeley Lights Inc *	6,100	265
Beyondspring Inc *	4,400	46
BioAtla *	2,800	121
BioCryst Pharmaceuticals Inc *	39,900	629
BioDelivery Sciences International Inc *	35,600	126
Biohaven Pharmaceutical Holding Co Ltd *	11,000	957

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BioLife Solutions Inc *	4,800	$160
BioMarin Pharmaceutical Inc *	43,746	3,382
BioSig Technologies Inc *(A)	3,800	14
Bio-Techne Corp	9,261	3,832
Bioxcel Therapeutics Inc *	2,500	83
Black Diamond Therapeutics Inc *	2,900	38
Bluebird Bio Inc *	18,100	563
Blueprint Medicines Corp *	13,200	1,206
Bolt Biotherapeutics *(A)	3,100	54
BrainStorm Cell Therapeutics *(A)	6,300	23
Bridgebio Pharma *(A)	21,835	1,293
Brookdale Senior Living Inc, Cl A *	56,209	379
Bruker Corp	25,032	1,738
C4 Therapeutics Inc *(A)	4,300	159
Cabaletta Bio Inc *	1,600	18
Calithera Biosciences Inc *	22,500	51
Calyxt Inc *(A)	2,200	10
Cara Therapeutics Inc *	9,400	128
Cardiovascular Systems Inc *	8,425	330
CareDx Inc *	11,000	884
CASI Pharmaceuticals Inc *	9,300	15
Cassava Sciences Inc *(A)	6,900	372
Castle Biosciences Inc *	3,600	216
Catalyst Pharmaceuticals Inc *	23,400	129
CEL-SCI Corp *(A)	9,900	213
Cerecor Inc *	5,300	14
Certara Inc *(A)	10,264	270
Cerus Corp *	38,497	223
Change Healthcare Inc *	57,700	1,353
Checkpoint Therapeutics Inc *	5,900	16
Chemed Corp	3,745	1,840
ChemoCentryx Inc *	11,100	113
Chiasma Inc *(A)	11,600	49
Chimerix Inc *	7,900	62
Chinook Therapeutics *	1,560	26
ChromaDex Corp *	9,900	82
Clovis Oncology Inc *(A)	17,166	88
Codexis Inc *	13,961	286
Co-Diagnostics Inc *(A)	6,200	50
Coherus Biosciences Inc *	14,800	195
Collegium Pharmaceutical Inc *	6,400	153
Community Health Systems Inc *	21,729	310
Computer Programs and Systems Inc	1,702	55
Concert Pharmaceuticals Inc *	3,900	16
CONMED Corp	6,608	910
Constellation Pharmaceuticals Inc *	6,400	127
Corbus Pharmaceuticals Holdings Inc *(A)	15,800	34
Corcept Therapeutics Inc *(A)	25,200	544
CorMedix Inc *(A)	8,600	62
Cortexyme Inc *(A)	3,700	153
CorVel Corp *	2,334	291
Covetrus Inc *	27,000	749

SEI Institutional Investments Trust / Annual Report / May 31, 2021	11

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Crinetics Pharmaceuticals Inc *	6,400	$112
Cross Country Healthcare Inc *	9,179	144
CryoLife Inc *	8,545	246
CryoPort Inc *(A)	9,800	548
Cue Biopharma Inc *	6,900	99
Cullinan Oncology *	3,200	95
Cutera Inc *	2,900	111
Cyclerion Therapeutics Inc *	2,425	8
Cymabay Therapeutics Inc *	11,300	48
Cytokinetics Inc *	15,800	345
CytomX Therapeutics Inc *	15,800	113
CytoSorbents Corp *	5,500	45
Deciphera Pharmaceuticals Inc *	8,900	300
Denali Therapeutics Inc *	15,700	998
DermTech Inc *	1,400	57
Dicerna Pharmaceuticals Inc *	15,500	505
Durect Corp *	47,000	78
Dyadic International *(A)	4,600	17
Dynavax Technologies Corp, Cl A *	21,289	175
Dyne Therapeutics *	6,100	117
Eagle Pharmaceuticals Inc/DE *	2,700	107
Eargo Inc *(A)	3,100	105
Editas Medicine Inc, Cl A *(A)	17,000	577
Eiger BioPharmaceuticals Inc *	5,600	44
Elanco Animal Health Inc *	110,000	3,958
Eloxx Pharmaceuticals Inc *(A)	4,100	6
Emergent BioSolutions Inc *	10,384	630
Enanta Pharmaceuticals Inc *	4,700	229
Encompass Health Corp	24,341	2,088
Endo International PLC *	49,500	291
Enochian Biosciences Inc *(A)	3,300	13
Ensign Group Inc/The	12,936	1,076
Envista Holdings Corp *	40,300	1,759
Enzo Biochem Inc *	10,000	31
Epizyme Inc *	19,800	163
Esperion Therapeutics Inc *(A)	6,200	123
Evelo Biosciences Inc *(A)	3,300	44
Evofem Biosciences Inc *(A)	7,063	6
Evolent Health Inc, Cl A *	16,300	317
Evolus Inc *(A)	4,600	50
Exact Sciences Corp *	35,826	3,960
Exagen Inc *	800	11
Exelixis Inc *	77,900	1,757
Fate Therapeutics Inc *	18,200	1,394
Fennec Pharmaceuticals *	5,100	38
FibroGen Inc *	19,000	404
Flexion Therapeutics Inc *	6,800	57
Fluidigm Corp *(A)	18,053	105
Forma Therapeutics Holdings Inc *	5,300	149
Fortress Biotech *	32,300	130
Frequency Therapeutics Inc *(A)	6,700	59
Fulcrum Therapeutics Inc *	1,100	10

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fulgent Genetics Inc *(A)	2,900	$215
G1 Therapeutics Inc *(A)	8,400	182
Galectin Therapeutics Inc *(A)	9,600	38
Galera Therapeutics Inc *	400	3
Generation Bio Co *	9,900	339
Geron Corp *(A)	103,570	143
Glaukos Corp *	9,949	732
Global Blood Therapeutics Inc *(A)	15,001	577
Globus Medical Inc, Cl A *	18,600	1,340
GlycoMimetics Inc *	6,500	17
Gossamer Bio Inc *	10,600	90
Gritstone Oncology Inc *	9,800	90
Guardant Health Inc *	19,500	2,420
Haemonetics Corp *	12,547	708
Halozyme Therapeutics Inc *	32,658	1,352
Hanger Inc *	10,000	258
Harpoon Therapeutics Inc *	1,800	37
Harvard Bioscience *	9,669	68
Health Catalyst Inc *(A)	7,300	392
HealthEquity Inc *	19,300	1,604
HealthStream Inc *	5,964	156
Heron Therapeutics Inc *	20,900	277
Heska Corp *	1,500	297
Hill-Rom Holdings Inc	16,501	1,836
Homology Medicines Inc *	9,200	61
Hookipa Pharma Inc *	2,400	40
Horizon Therapeutics Plc *	47,003	4,308
iBio *	52,600	76
iCAD Inc *	4,800	79
ICU Medical Inc *	4,827	1,004
Ideaya Biosciences *	4,300	87
IGM Biosciences Inc *	1,200	90
IMARA *(A)	1,200	9
ImmunityBio *(A)	6,800	119
ImmunoGen Inc *	41,552	257
Immunovant Inc *	10,200	155
Inari Medical Inc *	4,100	357
InfuSystem Holdings Inc *	3,400	63
Inhibrx Inc *(A)	3,100	66
Innoviva Inc *	14,009	188
Inogen Inc *	4,900	303
Inovalon Holdings Inc, Cl A *	18,000	565
Inovio Pharmaceuticals Inc *(A)	42,500	321
Inozyme Pharma *	3,069	50
Insmed Inc *	23,100	568
Inspire Medical Systems Inc *	6,200	1,205
Insulet Corp *	15,808	4,263
Integer Holdings Corp *	8,730	790
Integra LifeSciences Holdings Corp *	17,904	1,236
Intellia Therapeutics Inc *	14,500	1,087
Intercept Pharmaceuticals Inc *	5,876	98
Intersect ENT Inc *	9,600	169

12	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intra-Cellular Therapies Inc, Cl A *	14,800	$583
IntriCon Corp *	1,200	27
Invacare Corp *	6,889	55
Invitae Corp *(A)	26,200	754
Ionis Pharmaceuticals Inc *	30,594	1,140
Iovance Biotherapeutics Inc *	33,100	615
iRadimed Corp *	1,100	31
iRhythm Technologies Inc *	6,600	498
Ironwood Pharmaceuticals Inc, Cl A *	44,054	510
iTeos Therapeutics *	4,600	95
IVERIC bio *	27,500	194
Jazz Pharmaceuticals PLC *	14,600	2,601
Joint Corp/The *	2,200	156
Jounce Therapeutics Inc *	1,600	13
Kadmon Holdings Inc *	38,300	147
Kala Pharmaceuticals Inc *	9,400	53
Kaleido Biosciences Inc *(A)	2,700	19
KalVista Pharmaceuticals Inc *	4,700	127
Karuna Therapeutics Inc *(A)	3,700	414
Karyopharm Therapeutics Inc *(A)	16,200	150
Keros Therapeutics *	4,000	218
Kezar Life Sciences Inc *	4,800	27
Kindred Biosciences Inc *	4,400	21
Kiniksa Pharmaceuticals Ltd, Cl A *	3,400	46
Kinnate Biopharma *	3,300	78
Kodiak Sciences Inc *	8,000	669
Kronos Bio *(A)	5,300	129
Krystal Biotech Inc *	3,100	202
Kura Oncology Inc *	17,300	385
Kymera Therapeutics *	3,400	164
La Jolla Pharmaceutical Co *	3,000	13
Lannett Co Inc *	5,200	22
Lantheus Holdings Inc *	16,800	407
LeMaitre Vascular Inc	3,200	164
LENSAR	3,558	29
Lexicon Pharmaceuticals Inc *	9,305	41
LHC Group Inc *	7,147	1,407
Ligand Pharmaceuticals Inc *	3,228	380
Liquidia Technologies Inc *(A)	3,200	10
LivaNova PLC *	12,000	1,002
LogicBio Therapeutics Inc *	2,000	9
Luminex Corp	10,255	378
MacroGenics Inc *	12,600	406
Madrigal Pharmaceuticals Inc *	1,900	213
Magellan Health Inc *	5,740	541
Magenta Therapeutics Inc *	7,300	90
MannKind Corp *(A)	50,700	224
Maravai LifeSciences Holdings Inc, Cl A *	20,618	774
Marinus Pharmaceuticals Inc *(A)	5,050	85
Marker Therapeutics Inc *	11,600	34
Masimo Corp *	12,193	2,629
MediciNova Inc *(A)	5,900	25

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MEDNAX Inc *	16,456	$526
Medpace Holdings Inc *	6,400	1,069
MEI Pharma Inc *	16,900	49
MeiraGTx Holdings plc *	4,500	62
Meridian Bioscience Inc *	10,041	208
Merit Medical Systems Inc *	12,475	753
Mersana Therapeutics Inc *	15,600	223
Mesa Laboratories Inc (A)	1,400	345
Minerva Neurosciences Inc *	3,700	11
Mirati Therapeutics Inc *	10,200	1,613
Mirum Pharmaceuticals Inc *	600	10
Misonix Inc *	1,900	36
Moderna Inc *	68,996	12,765
ModivCare Inc *	2,658	391
Molecular Templates Inc *	6,300	56
Molina Healthcare Inc *	14,166	3,561
Morphic Holding Inc *	3,300	163
Mustang Bio Inc *	6,700	22
Myriad Genetics Inc *	16,326	468
NanoString Technologies Inc *	10,000	555
Natera Inc *	18,400	1,732
National HealthCare Corp	2,994	219
National Research Corp, Cl A	3,212	154
Natus Medical Inc *	10,158	272
Nektar Therapeutics, Cl A *	40,700	735
Neogen Corp *	13,006	1,201
NeoGenomics Inc *	25,500	1,046
Neoleukin Therapeutics Inc *	7,000	70
Neurocrine Biosciences Inc *	22,000	2,117
Nevro Corp *	7,900	1,191
NextCure Inc *	3,400	27
NextGen Healthcare Inc *	11,815	194
NGM Biopharmaceuticals Inc *	5,800	87
Nkarta *	4,974	121
Novavax Inc *(A)	14,768	2,180
Novocure Ltd *	24,500	4,998
Nurix Therapeutics *	4,700	131
NuVasive Inc *	11,678	796
Oak Street Health Inc *(A)	22,300	1,347
Ocular Therapeutix Inc *	18,400	268
Odonate Therapeutics Inc *	3,000	10
Olema Pharmaceuticals Inc *	3,000	84
Omeros Corp *(A)	16,700	254
Omnicell Inc *	10,612	1,475
Oncocyte Corp *	17,794	79
Oncorus *	3,100	53
Ontrak Inc *(A)	1,700	52
OPKO Health Inc *(A)	93,184	356
OptimizeRx Corp *	4,000	197
Optinose Inc *	3,100	10
Option Care Health Inc *	21,027	386
OraSure Technologies Inc *	19,939	192

SEI Institutional Investments Trust / Annual Report / May 31, 2021	13

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Organogenesis Holdings Inc, Cl A *	6,021	$107
ORIC Pharmaceuticals Inc *	7,100	162
Ortho Clinical Diagnostics Holdings *	21,700	446
Orthofix Medical Inc *	3,940	160
OrthoPediatrics Corp *	2,800	158
Osmotica Pharmaceuticals PLC *(A)	1,900	6
Outset Medical Inc *	3,500	169
Ovid therapeutics *(A)	10,200	42
Owens & Minor Inc	16,439	735
Oyster Point Pharma Inc *(A)	1,400	25
Pacific Biosciences of California Inc *	42,900	1,160
Pacira BioSciences Inc *	10,545	640
Paratek Pharmaceuticals Inc *	10,879	89
Passage Bio *	8,300	110
Patterson Cos Inc (A)	19,200	625
PAVmed Inc *	15,658	83
Pennant Group Inc/The *	6,468	222
Penumbra Inc *	8,100	2,018
Personalis Inc *	4,700	106
PetIQ Inc, Cl A *	4,700	193
PhaseBio Pharmaceuticals Inc *	3,300	11
Phathom Pharmaceuticals Inc *	2,600	92
Phibro Animal Health Corp, Cl A	3,700	104
Phreesia Inc *	8,900	441
Pieris Pharmaceuticals Inc *(A)	12,800	44
Pliant Therapeutics *	4,700	141
PMV Pharmaceuticals Inc *(A)	4,700	162
Poseida Therapeutics *(A)	8,100	68
PPD Inc *	37,900	1,748
PRA Health Sciences Inc *	15,300	2,615
Praxis Precision Medicines Inc *	4,000	78
Precigen Inc *	11,400	75
Precision BioSciences Inc *	8,600	91
Prelude Therapeutics *	3,000	104
Premier Inc, Cl A	28,500	941
Prestige Consumer Healthcare Inc *	11,979	597
Progyny Inc *	6,300	403
Protagonist Therapeutics Inc *	7,400	260
Prothena Corp PLC *	7,600	222
Provention Bio *	10,100	77
PTC Therapeutics Inc *	15,600	613
Pulmonx Corp *	4,000	172
Pulse Biosciences Inc *	2,347	42
Puma Biotechnology Inc *	6,700	71
QIAGEN NV *	54,483	2,689
Quanterix Corp *	6,300	324
Quidel Corp *	9,412	1,112
Quotient Ltd *	14,400	60
R1 RCM Inc *	24,500	567
Radius Health Inc *	11,400	220
RadNet Inc *	11,000	291
RAPT Therapeutics Inc *	2,600	50

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Reata Pharmaceuticals Inc, Cl A *	6,500	$889
Recro Pharma Inc *	8,300	19
REGENXBIO Inc *	9,300	328
Relay Therapeutics Inc *	9,500	305
Relmada Therapeutics Inc *	3,300	114
Repligen Corp *	13,122	2,396
Replimune Group Inc *	7,400	288
Repro-Med Systems Inc *(A)	5,800	25
Revance Therapeutics Inc *	18,000	533
REVOLUTION Medicines Inc *	10,500	314
Rhythm Pharmaceuticals Inc *	7,500	147
Rigel Pharmaceuticals Inc *	37,059	138
Rocket Pharmaceuticals Inc *	9,800	417
Rockwell Medical Inc *(A)	10,000	9
Royalty Pharma PLC, Cl A	77,600	3,113
Rubius Therapeutics Inc *	8,800	215
Sage Therapeutics Inc *	11,900	828
Sana Biotechnology Inc *	6,600	138
Sangamo Therapeutics Inc *	28,370	306
Sarepta Therapeutics Inc *	19,000	1,437
Satsuma Pharmaceuticals Inc *	1,100	6
Savara Inc *	4,800	9
Scholar Rock Holding Corp *	5,400	145
Schrodinger Inc/United States *	6,700	470
Seagen Inc *	30,700	4,769
SeaSpine Holdings Corp *	3,900	80
Seer, Cl A *(A)	3,600	107
Select Medical Holdings Corp	26,665	1,068
Selecta Biosciences Inc *	16,100	70
Seres Therapeutics Inc *	12,900	272
Sharps Compliance Corp *	3,900	53
Shattuck Labs *	4,800	130
Shockwave Medical Inc *	7,000	1,259
SI-BONE Inc *	5,900	178
Sientra Inc *	12,898	90
SIGA Technologies Inc *	10,000	71
Signify Health Inc, Cl A *	5,500	139
Silk Road Medical Inc *	7,600	369
Silverback Therapeutics *	3,100	85
Simulations Plus Inc	3,900	206
Solid Biosciences Inc *	1,700	6
Soliton Inc *	1,300	29
Sorrento Therapeutics Inc *(A)	62,400	469
Sotera Health Co *	19,124	461
Spectrum Pharmaceuticals Inc *	45,379	157
Spero Therapeutics Inc *	3,110	45
SpringWorks Therapeutics Inc *	5,200	424
STAAR Surgical Co *	10,978	1,603
Stereotaxis Inc *	10,500	84
Stoke Therapeutics Inc *	3,000	119
Strongbridge Biopharma PLC *	8,700	22
Supernus Pharmaceuticals Inc *	10,600	316

14	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Surgalign Holdings *	6,918	$14
Surgery Partners Inc *	6,300	369
Surmodics Inc *	2,444	130
Sutro Biopharma Inc *	9,400	175
Syndax Pharmaceuticals Inc *	6,400	118
Syneos Health Inc, Cl A *	22,300	1,960
Syros Pharmaceuticals Inc *	12,700	82
Tabula Rasa HealthCare Inc *(A)	5,000	216
Tactile Systems Technology Inc *	4,900	263
Tandem Diabetes Care Inc *	14,100	1,204
Tarsus Pharmaceuticals *	2,600	87
TCR2 Therapeutics Inc *	8,300	159
Teladoc Health Inc *(A)	25,940	3,906
Tenet Healthcare Corp *	24,900	1,666
TG Therapeutics Inc *	28,800	1,004
TherapeuticsMD Inc *(A)	50,700	61
Theravance Biopharma Inc *	12,845	222
Tivity Health Inc *(A)	9,768	256
Translate Bio Inc *	21,400	385
TransMedics Group Inc *	6,200	159
Travere Therapeutics Inc *	14,600	222
Tricida Inc *	5,700	26
Triple-S Management Corp, Cl B *	5,850	148
Turning Point Therapeutics Inc *	9,300	615
Twist Bioscience Corp *	11,500	1,234
Tyme Technologies Inc *	2,300	4
Ultragenyx Pharmaceutical Inc *	15,400	1,566
United Therapeutics Corp *	10,564	1,964
UNITY Biotechnology Inc *(A)	5,800	26
UroGen Pharma Ltd *(A)	5,300	93
US Physical Therapy Inc	3,626	422
Utah Medical Products Inc	1,300	111
Vanda Pharmaceuticals Inc *	15,600	276
Vapotherm Inc *	4,900	97
Varex Imaging Corp *	11,900	299
Vaxart *(A)	9,900	66
Vaxcyte *(A)	5,800	122
VBI Vaccines Inc *(A)	36,900	119
Veeva Systems Inc, Cl A *	32,693	9,525
Veracyte Inc *	15,900	621
Verastem Inc *	38,800	150
Vericel Corp *	11,200	633
Verrica Pharmaceuticals Inc *(A)	4,500	51
Viemed Healthcare Inc *	8,200	64
ViewRay Inc *	29,700	175
Viking Therapeutics Inc *(A)	21,500	113
Vir Biotechnology Inc *	12,800	536
Vocera Communications Inc *	6,742	227
Vor BioPharma *	2,800	59
Voyager Therapeutics Inc *	6,900	29
VYNE Therapeutics *	6,350	25
WaVe Life Sciences Ltd *	4,000	27

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
X4 Pharmaceuticals Inc *	4,100	$39
XBiotech Inc *(A)	4,339	75
Xencor Inc *	13,500	519
Xeris Pharmaceuticals Inc *(A)	7,900	25
XOMA *	3,200	94
Y-mAbs Therapeutics Inc *	8,800	315
Zentalis Pharmaceuticals *	8,300	464
ZIOPHARM Oncology Inc *(A)	64,346	196
Zogenix Inc *	13,200	232
Zynex Inc *(A)	3,800	58

		262,368

Industrials — 14.2%
AAON Inc	9,350	619
AAR Corp	7,429	310
ABM Industries Inc	17,055	851
Acacia Research Corp *	8,749	47
ACCO Brands Corp	22,029	201
Acuity Brands Inc	8,625	1,602
ADT Inc	45,800	474
Advanced Drainage Systems Inc	13,800	1,565
AECOM *	34,948	2,272
Aerojet Rocketdyne Holdings Inc	16,679	808
AeroVironment Inc *	5,125	562
AGCO Corp	14,923	2,065
Air Lease Corp, Cl A	26,631	1,253
Air Transport Services Group Inc *	14,036	349
Alamo Group Inc	2,135	329
Albany International Corp, Cl A	6,898	616
Allegiant Travel Co, Cl A *	3,350	742
Allied Motion Technologies Inc	1,950	69
Allison Transmission Holdings Inc, Cl A	27,876	1,179
Alpha Pro Tech Ltd *(A)	6,700	55
Alta Equipment Group *	4,403	65
Altra Industrial Motion Corp	15,289	1,004
AMERCO	2,200	1,265
Ameresco Inc, Cl A *	5,179	278
American Superconductor Corp *	7,200	108
American Woodmark Corp *	3,984	346
API Group *	33,200	702
Apogee Enterprises Inc	6,011	228
Applied Industrial Technologies Inc	9,461	927
ArcBest Corp	5,590	435
Arcosa Inc	12,613	801
Argan Inc	2,979	146
Armstrong World Industries Inc	11,077	1,178
Array Technologies Inc *	29,687	484
ASGN Inc *	12,069	1,244
Astec Industries Inc	6,663	457
Astronics Corp *	3,874	66
Astronics Corp, Cl B *	2,395	41
Atkore Inc *	11,500	888
Atlas Air Worldwide Holdings Inc *	7,369	552

SEI Institutional Investments Trust / Annual Report / May 31, 2021	15

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Avis Budget Group Inc *(A)	13,660	$1,200
Axon Enterprise Inc *	15,469	2,175
AZEK Co Inc/The, Cl A *	21,500	936
AZZ Inc	7,596	406
Barnes Group Inc	11,852	633
Barrett Business Services Inc	1,634	122
Beacon Roofing Supply Inc *	13,170	746
BGSF	3,400	40
Bloom Energy Corp, Cl A *(A)	21,500	520
Blue Bird Corp *	4,392	115
Boise Cascade Co	8,770	579
Booz Allen Hamilton Holding Corp, Cl A	31,665	2,689
Brady Corp, Cl A	11,527	660
BrightView Holdings Inc *	7,800	135
Brink’s Co/The (A)	11,906	898
Builders FirstSource Inc *	50,051	2,229
BWX Technologies Inc	22,724	1,421
CACI International Inc, Cl A *	6,232	1,589
Caesarstone Ltd	4,600	76
CAI International Inc	5,072	218
Carlisle Cos Inc	12,277	2,361
Casella Waste Systems Inc, Cl A *	11,191	755
CBIZ Inc *	11,445	380
CECO Environmental Corp *	5,647	43
Chart Industries Inc *	8,672	1,266
Cimpress PLC *(A)	4,199	417
CIRCOR International Inc *	3,715	140
Clean Harbors Inc *	12,676	1,180
Colfax Corp *	27,389	1,211
Columbus McKinnon Corp/NY	5,065	257
Comfort Systems USA Inc	8,091	671
CompX International Inc	400	9
Concrete Pumping Holdings Inc *	3,900	31
Construction Partners Inc, Cl A *	5,600	180
Copa Holdings SA, Cl A *	7,128	586
CoreCivic Inc ‡	30,902	242
CoreLogic Inc/United States	17,983	1,430
Cornerstone Building Brands Inc *	10,719	182
Costamare Inc	18,000	193
CoStar Group Inc *	9,396	8,024
Covanta Holding Corp	27,058	401
Covenant Logistics Group Inc, Cl A *	3,300	74
CRA International Inc	2,105	172
Crane Co	11,729	1,120
CSW Industrials Inc	3,000	365
Curtiss-Wright Corp	10,378	1,301
Daseke Inc *	7,700	56
Deluxe Corp	10,154	463
Donaldson Co Inc	31,546	1,943
Douglas Dynamics Inc	6,122	268
Driven Brands Holdings Inc *	9,100	270
Ducommun Inc *	3,700	199

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dun & Bradstreet Holdings Inc *	34,300	$736
DXP Enterprises Inc/TX *	4,162	129
Dycom Industries Inc *	8,307	622
Eagle Bulk Shipping *(A)	1,313	62
Eastern Co/The	1,300	41
Echo Global Logistics Inc *	6,286	215
EMCOR Group Inc	13,687	1,726
Encore Wire Corp	4,403	362
Energy Recovery Inc *	10,200	194
Enerpac Tool Group Corp, Cl A	14,842	407
EnerSys	10,483	988
Eneti (A)	1,591	32
Ennis Inc	5,288	111
EnPro Industries Inc	4,868	448
ESCO Technologies Inc	6,077	575
EVI Industries Inc	1,100	33
Evoqua Water Technologies Corp *	27,740	863
ExOne Co/The *	5,400	115
Exponent Inc	11,972	1,092
Federal Signal Corp	15,647	665
Flowserve Corp	32,100	1,361
Fluor Corp *	32,900	609
Forrester Research Inc *	1,564	67
Forward Air Corp	6,118	593
Franklin Covey Co *	3,304	102
Franklin Electric Co Inc	11,781	988
FTI Consulting Inc *	8,768	1,206
FuelCell Energy *(A)	77,400	760
Gates Industrial Corp PLC *	13,300	242
GATX Corp (A)	8,052	794
Genco Shipping & Trading Ltd	3,700	58
Gencor Industries Inc *	2,200	28
Gibraltar Industries Inc *	7,360	585
GMS Inc *	9,100	417
Gorman-Rupp Co/The	4,077	147
GP Strategies Corp *	2,500	44
Graco Inc	40,005	3,029
GrafTech International Ltd	41,900	556
Graham Corp	796	12
Granite Construction Inc	12,634	510
Great Lakes Dredge & Dock Corp *	17,880	261
Greenbrier Cos Inc/The	7,123	316
Griffon Corp	9,137	240
H&E Equipment Services Inc	7,525	281
Harsco Corp *	20,828	467
Hawaiian Holdings Inc *	12,480	322
Healthcare Services Group Inc	17,739	532
Heartland Express Inc	9,772	177
HEICO Corp	11,218	1,576
HEICO Corp, Cl A	19,182	2,541
Heidrick & Struggles International Inc	4,552	196
Helios Technologies Inc	6,877	489

16	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Herc Holdings Inc *	5,667	$652
Heritage-Crystal Clean Inc *	5,100	157
Herman Miller Inc	13,443	643
Hexcel Corp *	19,498	1,159
Hillenbrand Inc	18,380	838
HNI Corp	11,249	513
Hub Group Inc, Cl A *	7,862	549
Hubbell Inc, Cl B	13,289	2,533
Hurco Cos Inc	1,235	42
Huron Consulting Group Inc *	5,411	296
Hydrofarm Holdings Group *	2,400	150
Hyster-Yale Materials Handling Inc	2,002	151
IAA Inc *	32,729	1,865
ICF International Inc	4,768	419
IES Holdings Inc *	3,000	159
Insperity Inc	8,924	823
Insteel Industries Inc	6,741	236
Interface Inc, Cl A	14,045	230
ITT Inc	21,463	2,015
JELD-WEN Holding Inc *	17,800	499
JetBlue Airways Corp *	74,381	1,495
John Bean Technologies Corp	7,231	1,041
Kadant Inc	2,725	458
Kaman Corp	6,573	354
KAR Auction Services Inc *	31,829	571
KBR Inc	36,345	1,481
Kelly Services Inc, Cl A *	6,795	174
Kennametal Inc	19,114	717
Kforce Inc	4,537	285
Kimball International Inc, Cl B	7,025	94
Kirby Corp *	13,926	910
Knight-Swift Transportation Holdings Inc, Cl A	29,727	1,419
Knoll Inc	11,763	306
Korn Ferry	12,258	802
Kratos Defense & Security Solutions Inc *	28,316	708
Landstar System Inc	9,144	1,559
Lawson Products Inc/DE *	1,800	109
LB Foster Co, Cl A *	1,900	34
Lennox International Inc	8,229	2,880
Lincoln Electric Holdings Inc	14,133	1,817
Lindsay Corp	2,527	416
LSI Industries Inc	6,543	61
Luxfer Holdings PLC	7,600	174
Lydall Inc *	3,632	132
Lyft Inc, Cl A *	61,000	3,482
Macquarie Infrastructure Corp	17,500	610
Manitowoc Co Inc/The *	11,487	297
ManpowerGroup Inc	14,656	1,773
ManTech International Corp/VA, Cl A	6,422	559
Marten Transport Ltd	14,229	243
Masonite International Corp *	6,000	717

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MasTec Inc *	13,962	$1,624
Matrix Service Co *	4,781	52
Matson Inc	11,152	721
Matthews International Corp, Cl A	6,813	266
Maxar Technologies Inc	17,124	533
Mayville Engineering Co Inc *	1,500	29
McGrath RentCorp	5,948	510
Mercury Systems Inc *	13,823	905
Meritor Inc *	17,795	463
Mesa Air Group Inc *	7,700	75
Middleby Corp/The *	13,625	2,238
Miller Industries Inc/TN	2,311	97
Mistras Group Inc *	2,697	28
Montrose Environmental Group Inc *	5,300	266
Moog Inc, Cl A	6,524	588
MRC Global Inc *	18,112	195
MSA Safety Inc (A)	8,944	1,503
MSC Industrial Direct Co Inc, Cl A	10,603	1,001
Mueller Industries Inc	14,508	674
Mueller Water Products Inc, Cl A	41,012	593
MYR Group Inc *	4,079	355
National Presto Industries Inc	1,091	111
Navistar International Corp *	12,791	566
NL Industries Inc	2,000	14
NN Inc *	5,587	42
Nordson Corp	14,112	3,128
Northwest Pipe Co *	2,600	82
NOW Inc *	34,000	356
NV5 Global Inc *	2,700	247
nVent Electric PLC	36,700	1,194
Omega Flex Inc	600	88
Orion Energy Systems Inc *	13,800	88
Oshkosh Corp	16,717	2,197
Owens Corning	26,160	2,790
PAE Inc *	14,000	114
PAM Transportation Services Inc *	500	29
Park Aerospace Corp	5,082	78
Park-Ohio Holdings Corp	1,118	41
Parsons Corp *	5,100	202
PGT Innovations Inc *	12,300	297
Pitney Bowes Inc	41,300	346
Plug Power Inc *(A)	97,300	2,987
Powell Industries Inc	1,364	47
Preformed Line Products Co	90	7
Primoris Services Corp	13,047	415
Proto Labs Inc *	6,099	545
Quad/Graphics Inc, Cl A *	6,862	23
Quanex Building Products Corp	6,965	185
Radiant Logistics Inc *	12,400	95
Raven Industries Inc	8,655	382
RBC Bearings Inc *	6,095	1,193
Regal Beloit Corp	9,525	1,355

SEI Institutional Investments Trust / Annual Report / May 31, 2021	17

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Resideo Technologies Inc *	32,900	$984
Resources Connection Inc	9,581	140
REV Group Inc *	8,400	157
Rexnord Corp	30,426	1,520
Rush Enterprises Inc, Cl A	11,098	530
Rush Enterprises Inc, Cl B	2,700	117
Ryder System Inc	12,900	1,055
Safe Bulkers Inc *	12,300	45
Saia Inc *	6,692	1,540
Schneider National Inc, Cl B	15,600	382
Science Applications International Corp	14,376	1,292
Sensata Technologies Holding PLC *	38,000	2,258
Shoals Technologies Group Inc, Cl A *	22,000	607
Shyft Group Inc/The	7,300	285
Simpson Manufacturing Co Inc	10,043	1,128
SiteOne Landscape Supply Inc *	10,300	1,772
SkyWest Inc *	11,322	555
SP Plus Corp *	7,098	232
Spirit AeroSystems Holdings Inc, Cl A	24,875	1,224
Spirit Airlines Inc *	24,047	859
SPX Corp *	10,194	638
SPX FLOW Inc	9,594	658
Standex International Corp	3,829	382
Steelcase Inc, Cl A	22,857	331
Stericycle Inc *	21,800	1,713
Sterling Construction Co Inc *	8,700	196
Sunrun Inc *	36,210	1,619
Systemax Inc	2,100	72
Team Inc *	5,757	49
Tennant Co	4,638	384
Terex Corp	15,370	805
Tetra Tech Inc	13,042	1,558
Textainer Group Holdings Ltd *	12,553	423
Thermon Group Holdings Inc *	6,882	120
Timken Co/The	15,809	1,398
Titan Machinery Inc *	3,312	102
Toro Co/The	25,900	2,877
TPI Composites Inc *	7,500	362
Transcat Inc *	1,000	53
TransUnion	45,794	4,900
Trex Co Inc *	27,960	2,724
TriMas Corp *	9,876	320
TriNet Group Inc *	9,400	708
Trinity Industries Inc	21,742	604
Triton International Ltd	14,884	807
Triumph Group Inc *	13,296	256
TrueBlue Inc *	8,328	226
Tutor Perini Corp *	8,051	125
Uber Technologies Inc *	332,022	16,877
UFP Industries Inc	14,265	1,134
UniFirst Corp/MA	3,640	807
Univar Solutions Inc *	38,950	1,055

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Universal Logistics Holdings Inc	700	$18
Upwork Inc *	21,800	1,026
US Ecology Inc *	6,440	255
US Xpress Enterprises Inc, Cl A *	5,300	60
Valmont Industries Inc	5,014	1,243
Vectrus Inc *	2,679	137
Veritiv Corp *	3,499	215
Vertiv Holdings Co, Cl A	57,600	1,430
Viad Corp *	4,271	189
Vicor Corp *	4,200	378
Vidler Water Resouces Inc *(A)	4,621	49
Virgin Galactic Holdings Inc *(A)	17,300	540
VSE Corp	2,000	95
Wabash National Corp	11,741	187
Watsco Inc	8,059	2,348
Watts Water Technologies Inc, Cl A	7,056	959
Welbilt Inc *	31,050	767
Werner Enterprises Inc	14,890	715
WESCO International Inc *	12,365	1,318
Willdan Group Inc *	1,300	47
Willis Lease Finance Corp *	1,000	44
WillScot Mobile Mini Holdings Corp, Cl A *	42,511	1,233
Woodward Inc	14,242	1,811
XPO Logistics Inc *	21,990	3,231

		250,509

Information Technology — 21.5%
3D Systems Corp *	28,347	834
8x8 Inc *	29,214	688
908 Devices *(A)	1,800	76
A10 Networks Inc *	9,800	95
ACI Worldwide Inc *	28,112	1,076
ADTRAN Inc	9,897	196
Advanced Energy Industries Inc	8,819	900
Agilysys Inc *	5,200	264
Akoustis Technologies Inc *	8,400	80
Alarm.com Holdings Inc *	11,800	966
Allegro MicroSystems Inc *	9,500	249
Alliance Data Systems Corp	11,600	1,404
Alpha & Omega Semiconductor Ltd *	5,600	180
Altair Engineering Inc, Cl A *	9,800	660
Alteryx Inc, Cl A *	12,500	972
Ambarella Inc *	8,145	818
Amdocs Ltd	30,168	2,356
American Software Inc/GA, Cl A	8,672	175
Amkor Technology Inc	24,038	507
Anaplan Inc *	31,200	1,607
Appfolio Inc, Cl A *	3,600	486
Appian Corp, Cl A *(A)	8,900	805
Applied Optoelectronics Inc *(A)	3,800	31
Arlo Technologies Inc *	13,252	89
Arrow Electronics Inc *	17,125	2,061
Aspen Technology Inc *	16,367	2,234

18	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Atlassian Corp PLC, Cl A *	31,641	$7,381
Atomera *(A)	3,500	61
Avalara Inc *	19,879	2,627
Avaya Holdings Corp *	20,142	578
Avid Technology Inc *	7,722	238
Avnet Inc	22,899	1,009
Axcelis Technologies Inc *	9,350	387
AXT Inc *	6,600	67
Badger Meter Inc	7,424	710
Bel Fuse Inc, Cl B	888	15
Belden Inc	11,723	593
Benchmark Electronics Inc	9,930	307
Benefitfocus Inc *	5,300	78
BigCommerce Holdings Inc *(A)	10,700	582
Bill.com Holdings Inc *	17,877	2,662
Black Knight Inc *	35,437	2,601
Blackbaud Inc *	11,955	845
Blackline Inc *	13,000	1,352
BM Technologies Inc *	1,149	15
Bottomline Technologies DE Inc *	9,871	369
Box Inc, Cl A *	35,000	816
Brightcove Inc *	9,610	139
Brooks Automation Inc	17,303	1,766
C3.ai Inc, Cl A *(A)	3,800	235
CalAmp Corp *	8,156	113
Calix Inc *	12,945	574
Cambium Networks Corp *	1,999	115
Cardtronics PLC *	8,885	346
Casa Systems Inc *	2,800	24
Cass Information Systems Inc	3,154	144
CDK Global Inc	28,600	1,497
Cerence Inc *(A)	8,610	819
Ceridian HCM Holding Inc *	28,700	2,568
CEVA Inc *	5,138	231
ChannelAdvisor Corp *	5,900	140
Ciena Corp *	37,786	1,998
Cirrus Logic Inc *	13,595	1,061
Clearfield Inc *	1,400	53
Cloudera Inc *	48,668	626
Cloudflare Inc, Cl A *(A)	28,700	2,355
CMC Materials Inc	7,105	1,097
Cognex Corp	40,716	3,232
Cognyte Software Ltd *	16,150	416
Coherent Inc *	5,853	1,537
Cohu Inc *	10,336	385
CommScope Holding Co Inc *	48,900	993
CommVault Systems Inc *	9,584	730
Comtech Telecommunications Corp	4,332	110
Concentrix Corp *	10,081	1,540
Conduent Inc *	39,300	298
Cornerstone OnDemand Inc *	13,899	611
Corsair Gaming *	5,200	162

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Coupa Software Inc *	17,000	$4,049
Cree Inc *	26,723	2,673
Crowdstrike Holdings Inc, Cl A *	37,521	8,335
CSG Systems International Inc	9,117	402
CTS Corp	7,545	289
CyberOptics Corp *	1,700	51
Daktronics Inc *	4,580	31
Datadog Inc, Cl A *	36,755	3,347
Datto Holding Corp *	8,100	218
Dell Technologies Inc, Cl C *	63,090	6,223
Diebold Nixdorf Inc *	14,133	191
Digi International Inc *	5,201	99
Digimarc Corp *(A)	2,076	72
Digital Turbine Inc *	21,600	1,429
Diodes Inc *	10,642	805
DocuSign Inc, Cl A *	43,880	8,847
Dolby Laboratories Inc, Cl A	15,904	1,551
Domo Inc, Cl B *	6,432	428
Dropbox Inc, Cl A *	57,600	1,575
DSP Group Inc *	7,900	124
Duck Creek Technologies Inc *	17,900	704
Dynatrace Inc *	43,200	2,235
DZS *	1,900	31
Ebix Inc (A)	8,425	231
EchoStar Corp, Cl A *	13,503	358
eGain Corp *	4,900	49
Elastic NV *	16,300	1,927
Entegris Inc	32,289	3,695
Envestnet Inc *	13,552	975
EPAM Systems Inc *	12,900	6,161
ePlus Inc *	3,288	311
Euronet Worldwide Inc *	12,388	1,854
Everbridge Inc *	8,200	964
EVERTEC Inc	15,100	657
Evo Payments Inc, Cl A *	10,400	298
ExlService Holdings Inc *	8,023	818
Extreme Networks Inc *	26,987	309
Fabrinet *	9,815	880
Fair Isaac Corp *	6,691	3,386
FARO Technologies Inc *	4,508	341
Fastly Inc, Cl A *(A)	19,600	925
FireEye Inc *	52,400	1,172
First Solar Inc *	21,600	1,644
Five9 Inc *	14,400	2,550
FormFactor Inc *	17,719	625
Genasys Inc *	8,454	46
Genpact Ltd	45,550	2,084
Globant SA *	9,400	2,048
GoDaddy Inc, Cl A *	40,545	3,283
GreenSky, Cl A *	14,700	86
Grid Dynamics Holdings Inc *	4,400	68
GSI Technology Inc *	3,800	24

SEI Institutional Investments Trust / Annual Report / May 31, 2021	19

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
GTT Communications Inc *(A)	9,500	$14
GTY Technology Holdings Inc *	11,200	67
Guidewire Software Inc *	20,369	1,991
Hackett Group Inc/The	3,300	59
Harmonic Inc *	20,694	144
HubSpot Inc *	9,973	5,030
I3 Verticals Inc, Cl A *	3,600	112
Ichor Holdings Ltd *	6,600	371
II-VI Inc *	24,439	1,646
Immersion Corp *(A)	3,567	31
Impinj Inc *(A)	3,600	187
Infinera Corp *(A)	36,984	355
Information Services Group Inc	8,600	50
Inseego Corp *(A)	21,400	184
Insight Enterprises Inc *	7,898	825
Intelligent Systems Corp *(A)	2,700	88
InterDigital Inc	7,417	599
International Money Express Inc *	4,600	70
Iteris Inc *(A)	12,600	93
Itron Inc *	10,811	1,031
J2 Global Inc *	10,057	1,252
Jabil Inc	34,000	1,919
Jamf Holding Corp *(A)	10,300	357
JFrog Ltd *(A)	4,200	175
Kimball Electronics Inc *	4,393	98
Knowles Corp *	20,300	417
KVH Industries Inc *	1,997	29
Lattice Semiconductor Corp *	31,062	1,648
Limelight Networks Inc *	27,600	86
Littelfuse Inc	5,531	1,445
LivePerson Inc *	14,191	780
LiveRamp Holdings Inc *	16,074	808
Lumentum Holdings Inc *	17,770	1,446
Luna Innovations *	12,900	131
MACOM Technology Solutions Holdings Inc *	12,425	736
Manhattan Associates Inc *	15,580	2,119
Marvell Technology Inc	186,212	8,994
Maxeon Solar Technologies *(A)	2,142	33
Maximus Inc	14,416	1,336
MaxLinear Inc, Cl A *	15,344	583
McAfee Corp, Cl A	7,100	178
Medallia Inc *	22,000	565
Methode Electronics Inc	8,684	420
MicroStrategy Inc, Cl A *(A)	1,753	824
Mimecast Ltd *	13,000	650
Mitek Systems Inc *	13,300	226
MKS Instruments Inc	12,723	2,395
Model N Inc *	7,600	271
MoneyGram International Inc *	18,900	185
MongoDB Inc, Cl A *	12,600	3,678
Napco Security Technologies Inc *	4,200	137

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
National Instruments Corp	33,367	$1,361
nCino Inc *(A)	11,400	697
NCR Corp *	31,883	1,537
NeoPhotonics Corp *	7,500	77
NETGEAR Inc *	6,692	260
NetScout Systems Inc *	19,058	560
New Relic Inc *	12,300	771
nLight Inc *	10,600	311
Novanta Inc *	7,962	1,106
Nuance Communications Inc *	68,671	3,633
Nutanix Inc, Cl A *	42,800	1,349
NVE Corp	694	49
Okta Inc, Cl A *	28,204	6,274
ON Semiconductor Corp *	99,100	3,968
ON24 *	2,100	68
OneSpan Inc *	7,554	198
Onto Innovation Inc *	11,272	809
OSI Systems Inc *	4,068	392
PagerDuty Inc *	17,315	704
Palo Alto Networks Inc *	22,985	8,349
PAR Technology Corp *(A)	4,100	275
Paylocity Holding Corp *	9,400	1,596
Paysign Inc *	10,100	33
PC Connection Inc	2,231	109
PDF Solutions Inc *	10,053	175
Pegasystems Inc	9,136	1,079
Perficient Inc *	7,200	515
Photronics Inc *	13,129	178
Ping Identity Holding Corp *	11,100	268
Plantronics Inc *	7,169	235
Plexus Corp *	6,928	685
Power Integrations Inc	14,078	1,157
Powerfleet *	8,204	55
Priority Technology Holdings Inc *	1,600	12
Progress Software Corp	11,658	520
Proofpoint Inc *	13,800	2,385
PROS Holdings Inc *	10,799	479
Pure Storage Inc, Cl A *	60,800	1,158
Q2 Holdings Inc *	12,600	1,196
QAD Inc, Cl A	2,900	207
Qualys Inc *	7,800	754
Quantum *	10,200	77
Rackspace Technology Inc *	6,800	137
Rambus Inc *	29,910	585
Rapid7 Inc *	12,900	1,079
Repay Holdings, Cl A *	17,400	395
Resonant *(A)	23,400	76
Ribbon Communications Inc *	13,520	101
Rimini Street Inc *	4,900	32
RingCentral Inc, Cl A *	19,000	4,987
Rogers Corp *	4,293	804
Sabre Corp *	75,600	1,047

20	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sailpoint Technologies Holdings Inc *	20,600	$959
Sanmina Corp *	17,366	731
Sapiens International Corp NV	6,100	175
ScanSource Inc *	7,196	220
SecureWorks Corp, Cl A *	2,000	28
Semtech Corp *	16,075	1,013
ShotSpotter Inc *	1,400	57
Silicon Laboratories Inc *	10,382	1,418
SiTime Corp *	2,800	275
Slack Technologies Inc, Cl A *	119,401	5,258
SMART Global Holdings Inc *	4,500	213
Smartsheet Inc, Cl A *	27,500	1,625
SolarEdge Technologies Inc *	11,600	2,993
SolarWinds Corp *	12,100	200
Splunk Inc *	39,022	4,729
Sprout Social Inc, Cl A *	6,600	458
SPS Commerce Inc *	8,158	766
Square Inc, Cl A *	89,009	19,806
SS&C Technologies Holdings Inc	54,318	4,012
StarTek Inc *	4,000	25
StoneCo Ltd, Cl A *	48,800	3,219
Sumo Logic Inc *	5,400	102
SunPower Corp, Cl A *(A)	18,336	429
Super Micro Computer Inc *	10,600	368
SVMK Inc *	27,400	533
Switch Inc, Cl A (A)	21,800	411
Sykes Enterprises Inc *	9,311	390
Synaptics Inc *	8,687	1,097
Synchronoss Technologies Inc *(A)	14,400	42
SYNNEX Corp	10,281	1,302
Telos *	4,000	132
Tenable Holdings Inc *	19,200	803
Teradata Corp *(A)	26,200	1,254
Trade Desk Inc/The, Cl A *	10,000	5,881
TTEC Holdings Inc	3,927	426
TTM Technologies Inc *	21,487	326
Tucows Inc, Cl A *(A)	1,800	141
Turtle Beach Corp *	4,000	132
Twilio Inc, Cl A *	34,742	11,673
Ubiquiti Inc	1,900	573
Ultra Clean Holdings Inc *	8,952	504
Unisys Corp *	16,883	434
Unity Software Inc *(A)	6,600	623
Universal Display Corp	10,351	2,234
Upland Software Inc *	5,700	234
Varonis Systems Inc, Cl B *	24,300	1,174
Veeco Instruments Inc *	9,910	236
Verint Systems Inc *	16,150	745
Veritone *	5,500	105
Verra Mobility Corp, Cl A *	30,500	435
Viant Technology, Cl A *	2,600	76
Viasat Inc *	16,756	891

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Viavi Solutions Inc *	57,400	$1,006
VirnetX Holding Corp *(A)	20,442	94
Vishay Intertechnology Inc	30,417	732
Vishay Precision Group Inc *	3,164	103
VMware Inc, Cl A *(A)	19,517	3,082
Vonage Holdings Corp *	53,020	731
Vontier Corp	37,700	1,323
WEX Inc *	10,876	2,131
Workday Inc, Cl A *	43,266	9,896
Workiva Inc, Cl A *	9,200	873
Wrap Technologies Inc *(A)	2,000	18
Xerox Holdings Corp	41,600	976
Xperi Holding Corp	25,650	549
Yext Inc *	25,100	363
Zendesk Inc *	27,823	3,802
Zix Corp *	11,213	78
Zoom Video Communications Inc, Cl A *	42,121	13,964
Zscaler Inc *	17,500	3,399
Zuora Inc, Cl A *	22,200	343

		377,576

Materials — 4.3%
Advanced Emissions Solutions Inc *	7,300	58
AdvanSix Inc *	5,900	187
Alcoa Corp *	46,200	1,833
Allegheny Technologies Inc *	32,100	786
American Vanguard Corp	8,099	149
Amyris Inc *(A)	24,100	343
AptarGroup Inc	15,666	2,308
Arconic Corp *	24,700	893
Ardagh Group SA, Cl A	5,500	136
Ashland Global Holdings Inc	13,708	1,300
Avient Corp	23,032	1,197
Axalta Coating Systems Ltd *	50,200	1,628
Balchem Corp	7,888	1,033
Berry Global Group Inc *	32,241	2,199
Cabot Corp	14,832	943
Caledonia Mining Corp PLC (A)	3,400	50
Carpenter Technology Corp	11,501	551
Century Aluminum Co *	12,297	167
Chase Corp	2,200	233
Chemours Co/The	40,500	1,455
Clearwater Paper Corp *	2,951	84
Cleveland-Cliffs Inc *(A)	110,360	2,220
Coeur Mining Inc *	53,861	560
Commercial Metals Co	28,241	889
Compass Minerals International Inc	8,640	604
Crown Holdings Inc	31,251	3,226
Domtar Corp *	14,050	762
Eagle Materials Inc	10,383	1,524
Element Solutions Inc	52,100	1,219
Ferro Corp *	17,505	378
Forterra Inc *	5,600	131

SEI Institutional Investments Trust / Annual Report / May 31, 2021	21

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
FutureFuel Corp	3,876	$40
Gatos Silver *	10,300	176
GCP Applied Technologies Inc *	13,824	337
Glatfelter	8,571	127
Gold Resource Corp	12,400	34
Graphic Packaging Holding Co	65,817	1,164
Greif Inc, Cl A	7,219	445
Greif Inc, Cl B	1,300	78
Hawkins Inc	3,546	121
Haynes International Inc	2,823	98
HB Fuller Co	13,033	901
Hecla Mining Co	129,768	1,168
Huntsman Corp	47,624	1,352
Ingevity Corp *	10,100	831
Innospec Inc	6,113	618
Intrepid Potash *	1,960	56
Kaiser Aluminum Corp	3,754	486
Koppers Holdings Inc *	4,473	155
Kraton Corp *	7,080	240
Kronos Worldwide Inc	3,484	57
Livent Corp *(A)	33,000	644
Louisiana-Pacific Corp	26,042	1,750
Marrone Bio Innovations *	12,500	17
Materion Corp	5,074	400
Minerals Technologies Inc	8,924	776
Myers Industries Inc	7,018	155
Neenah Inc	3,393	180
NewMarket Corp	1,697	582
Novagold Resources Inc *	55,300	567
O-I Glass Inc, Cl I *	36,900	680
Olin Corp	35,216	1,722
Olympic Steel Inc	1,927	69
Orion Engineered Carbons SA *	14,400	291
Pactiv Evergreen Inc	13,200	196
PQ Group Holdings Inc	12,200	199
Quaker Chemical Corp	3,434	833
Ranpak Holdings Corp, Cl A *	6,900	152
Rayonier Advanced Materials Inc *	9,817	76
Reliance Steel & Aluminum Co	15,638	2,628
Royal Gold Inc	15,202	1,882
RPM International Inc	30,988	2,898
Ryerson Holding Corp *	1,400	23
Schnitzer Steel Industries Inc, Cl A	5,456	297
Schweitzer-Mauduit International Inc	8,338	341
Scotts Miracle-Gro Co/The, Cl A	10,159	2,208
Sensient Technologies Corp	9,735	845
Silgan Holdings Inc	20,060	845
Sonoco Products Co	24,721	1,669
Southern Copper Corp	20,829	1,453
Steel Dynamics Inc	49,137	3,068
Stepan Co	5,125	690
Summit Materials Inc, Cl A *	28,906	1,006

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SunCoke Energy Inc	14,846	$112
TimkenSteel Corp *	7,904	120
Trecora Resources *	2,517	21
Tredegar Corp	5,341	81
Trinseo SA	8,900	578
Tronox Holdings PLC	24,400	573
UFP Technologies Inc *	1,800	98
United States Lime & Minerals Inc	400	56
United States Steel Corp (A)	61,700	1,600
US Concrete Inc *	3,875	221
Valvoline Inc	44,936	1,483
Verso Corp	6,500	111
W R Grace & Co	14,224	975
Warrior Met Coal Inc	12,600	231
Westlake Chemical Corp	7,710	778
Worthington Industries Inc	8,602	571

		74,281

Real Estate — 7.1%
Acadia Realty Trust ‡	20,139	437
Agree Realty Corp ‡	14,947	1,050
Alexander & Baldwin Inc ‡	16,191	311
Alexander’s Inc ‡	488	132
Altisource Portfolio Solutions SA *	1,700	12
American Assets Trust Inc ‡	12,491	457
American Campus Communities Inc ‡	32,562	1,536
American Finance Trust Inc ‡	26,000	237
American Homes 4 Rent, Cl A ‡	67,100	2,554
American Realty Investors Inc *	600	6
Americold Realty Trust ‡	58,800	2,236
Apartment Income ‡	34,700	1,616
Apartment Investment and Management Co, Cl A ‡	30,100	212
Apple Hospitality REIT Inc ‡	52,500	833
Armada Hoffler Properties Inc ‡	13,800	183
Bluerock Residential Growth Inc, Cl A ‡	5,800	56
Brandywine Realty Trust ‡	44,739	629
Brixmor Property Group Inc ‡	71,400	1,621
Broadstone Net Lease Inc, Cl A ‡	11,800	258
Brookfield Property REIT Inc, Cl A ‡	7,500	141
BRT Apartments Corp ‡	2,400	43
Camden Property Trust ‡	22,838	2,863
CareTrust REIT Inc ‡	22,653	527
CatchMark Timber Trust Inc, Cl A ‡	7,800	93
Centerspace ‡	2,603	185
Chatham Lodging Trust *‡	13,735	181
CIM Commercial Trust Corp ‡	300	4
City Office Inc ‡	11,000	127
Clipper Realty Inc ‡	3,500	28
Colony Capital Inc ‡(A)	112,494	773
Columbia Property Trust Inc ‡	30,000	525
Community Healthcare Trust Inc ‡	5,400	255
CorEnergy Infrastructure Trust Inc ‡(A)	2,140	13

22	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CorePoint Lodging Inc *‡	8,250	$87
CoreSite Realty Corp ‡	10,073	1,221
Corporate Office Properties Trust ‡	26,930	743
Cousins Properties Inc ‡	35,045	1,300
CTO Realty Growth ‡	618	33
CubeSmart ‡	47,722	2,090
Cushman & Wakefield PLC *(A)	29,800	566
CyrusOne Inc ‡	29,829	2,200
DiamondRock Hospitality Co *‡	51,907	502
Diversified Healthcare Trust ‡	55,107	200
Douglas Emmett Inc ‡	40,185	1,395
Easterly Government Properties Inc ‡	17,800	369
EastGroup Properties Inc ‡	9,085	1,436
Empire State Realty Trust Inc, Cl A ‡	36,700	434
EPR Properties *‡	18,751	922
Equity Commonwealth ‡	27,044	742
Equity LifeStyle Properties Inc ‡	42,064	2,981
Essential Properties Realty Trust Inc ‡	23,300	596
eXp World Holdings Inc *(A)	12,200	394
Farmland Partners Inc ‡	9,000	112
First Industrial Realty Trust Inc ‡	29,253	1,481
Forestar Group Inc *	2,567	59
Four Corners Property Trust Inc ‡	16,319	453
Franklin Street Properties Corp ‡	34,896	179
FRP Holdings Inc *	838	48
Gaming and Leisure Properties Inc ‡	53,631	2,486
GEO Group Inc/The ‡(A)	30,685	159
Getty Realty Corp ‡	9,189	286
Gladstone Commercial Corp ‡	8,919	193
Gladstone Land Corp ‡	6,000	139
Global Medical Inc ‡	8,900	128
Global Net Lease Inc ‡	22,333	436
Healthcare Realty Trust Inc ‡	32,255	979
Healthcare Trust of America Inc, Cl A ‡(A)	51,850	1,421
Hersha Hospitality Trust, Cl A *‡	9,019	97
Highwoods Properties Inc ‡	25,368	1,159
Howard Hughes Corp/The *	9,817	1,039
Hudson Pacific Properties Inc ‡	37,070	1,075
Independence Realty Trust Inc ‡	24,601	420
Indus Realty Trust ‡	203	13
Industrial Logistics Properties Trust ‡	15,409	386
Innovative Industrial Properties Inc, Cl A ‡(A)	5,800	1,045
Invitation Homes Inc ‡	135,781	4,925
iStar Inc ‡(A)	16,418	276
JBG SMITH Properties ‡	28,400	915
Jones Lang LaSalle Inc *	12,647	2,558
Kennedy-Wilson Holdings Inc	31,129	618
Kilroy Realty Corp ‡	28,543	2,004
Kite Realty Group Trust ‡	21,955	465
Lamar Advertising Co, Cl A ‡	19,897	2,086
Lexington Realty Trust, Cl B ‡	62,290	771

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Life Storage Inc ‡	18,439	$1,834
LTC Properties Inc ‡	9,217	361
Macerich Co ‡(A)	35,545	566
Mack-Cali Realty Corp ‡	21,667	370
Marcus & Millichap Inc *	5,100	200
Maui Land & Pineapple Co Inc *	1,600	17
Medical Properties Trust Inc ‡	138,862	2,940
Monmouth Real Estate Investment Corp, Cl A ‡	22,546	425
National Health Investors Inc ‡	10,564	696
National Retail Properties Inc ‡	40,743	1,888
National Storage Affiliates Trust ‡	15,200	701
NETSTREIT Corp ‡	6,900	154
New Senior Investment Group Inc ‡	16,600	110
Newmark Group Inc, Cl A	34,005	439
NexPoint Residential Trust Inc ‡	4,900	254
Office Properties Income Trust ‡	12,691	371
Omega Healthcare Investors Inc ‡	54,757	2,005
One Liberty Properties Inc ‡	2,562	65
Outfront Media Inc *‡	33,109	793
Paramount Group Inc ‡	45,200	496
Park Hotels & Resorts Inc *‡	56,259	1,170
Pebblebrook Hotel Trust ‡	32,325	722
Physicians Realty Trust ‡	47,900	868
Piedmont Office Realty Trust Inc, Cl A ‡	33,066	611
Plymouth Industrial Inc ‡	8,200	157
PotlatchDeltic Corp ‡	15,112	910
Preferred Apartment Communities Inc, Cl A ‡	11,600	114
PS Business Parks Inc ‡	4,928	764
QTS Realty Trust Inc, Cl A ‡(A)	16,300	1,033
Rafael Holdings Inc, Cl B *‡	4,000	207
Rayonier Inc ‡	32,653	1,247
RE/MAX Holdings Inc, Cl A	3,200	112
Realogy Holdings Corp *	25,102	445
Redfin Corp *(A)	24,400	1,440
Retail Opportunity Investments Corp ‡	29,259	523
Retail Properties of America Inc, Cl A ‡	48,903	589
Retail Value Inc ‡	3,344	59
Rexford Industrial Realty Inc ‡	32,400	1,789
RLJ Lodging Trust ‡	40,154	617
RMR Group Inc/The, Cl A	4,170	163
RPT Realty ‡	16,337	208
Ryman Hospitality Properties Inc *‡	11,760	881
Sabra Health Care Inc ‡	47,520	830
Safehold Inc ‡	5,200	365
Saul Centers Inc ‡	2,144	95
Seritage Growth Properties ‡(A)	7,500	127
Service Properties Trust ‡	38,741	487
SITE Centers Corp ‡	36,607	548
SL Green Realty Corp ‡(A)	17,400	1,378
Spirit Realty Capital Inc ‡	26,613	1,258

SEI Institutional Investments Trust / Annual Report / May 31, 2021	23

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
St Joe Co/The	8,100	$379
STAG Industrial Inc ‡	39,456	1,409
STORE Capital Corp ‡	58,600	2,016
Stratus Properties Inc *	1,900	52
Summit Hotel Properties Inc *‡	21,429	206
Sun Communities Inc ‡	25,821	4,323
Sunstone Hotel Investors Inc *‡	51,038	641
Tanger Factory Outlet Centers Inc ‡(A)	23,549	413
Tejon Ranch Co *	6,376	95
Terreno Realty Corp ‡	15,563	990
Transcontinental Realty Investors Inc *	300	9
UMH Properties Inc ‡	11,000	233
Uniti Group Inc ‡	43,060	468
Universal Health Realty Income Trust ‡	3,116	216
Urban Edge Properties ‡	29,600	573
Urstadt Biddle Properties Inc, Cl A ‡	6,156	113
VEREIT Inc ‡	53,100	2,526
VICI Properties Inc ‡	130,600	4,066
Washington Real Estate Investment Trust ‡	20,713	490
Weingarten Realty Investors ‡	29,315	961
Whitestone, Cl B ‡	7,077	59
WP Carey Inc ‡	42,100	3,176
Xenia Hotels & Resorts Inc *‡	25,700	499

		125,071

Utilities — 2.0%
ALLETE Inc	12,770	880
American States Water Co	8,774	696
Artesian Resources Corp, Cl A	2,184	90
Avangrid Inc	12,950	682
Avista Corp	16,652	755
Black Hills Corp	15,502	1,020
Brookfield Infrastructure Corp, Cl A (A)	7,700	551
Brookfield Renewable Corp, Cl A	31,613	1,351
Cadiz Inc *(A)	4,300	59
California Water Service Group	11,241	639
Chesapeake Utilities Corp	3,815	437
Clearway Energy Inc, Cl A	7,000	176
Clearway Energy Inc, Cl C	18,300	491
Consolidated Water Co Ltd (A)	3,000	37
Essential Utilities Inc	55,237	2,640
Genie Energy Ltd, Cl B	3,400	21
Global Water Resources Inc	2,800	48
Hawaiian Electric Industries Inc	26,458	1,139
IDACORP Inc	12,424	1,217
MDU Resources Group Inc	49,232	1,657
MGE Energy Inc	8,214	616
Middlesex Water Co	4,001	344
National Fuel Gas Co	21,288	1,105
New Jersey Resources Corp	21,894	935
Northwest Natural Holding Co	7,776	411
NorthWestern Corp	12,046	763
OGE Energy Corp	47,776	1,648

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ONE Gas Inc	12,200	$907
Ormat Technologies Inc	9,934	686
Otter Tail Corp	9,546	458
PG&E Corp *	320,500	3,250
PNM Resources Inc	21,617	1,062
Portland General Electric Co	22,100	1,059
Pure Cycle Corp *	5,900	83
RGC Resources Inc (A)	3,412	78
SJW Group	6,264	404
South Jersey Industries Inc	22,596	602
Southwest Gas Holdings Inc	13,041	861
Spark Energy Inc, Cl A	2,000	21
Spire Inc	11,803	846
Sunnova Energy International Inc *	14,900	435
UGI Corp	52,296	2,408
Unitil Corp	3,058	168
Vistra Corp	120,568	1,950
York Water Co/The	2,352	118

		35,804

Total Common Stock (Cost $1,021,703) ($ Thousands)		1,747,266

	Number of Warrants

WARRANTS — 0.0%
Whiting Petroleum, Expires 12/31/2025 Strike Price $73 *	1,126	6
Whiting Petroleum, Expires 12/31/2025 Strike Price $83 *	562	2

Total Warrants (Cost $—) ($ Thousands)		8

	Number of Rights

RIGHTS — 0.0%
NewStar Financial Inc CVR *‡‡(C)	3,393	–
Media General Inc CVR *‡‡(C)	20,200	–
Tobira Therapeutics CVR *‡‡(C)	2,300	–

Total Rights (Cost $—) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 5.2%
SEI Liquidity Fund, L.P. 0.010% **†(D)	90,827,953	90,850

Total Affiliated Partnership (Cost $90,830) ($ Thousands)		90,850

24	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund   (Continued)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund,
Cl F 0.010%**†	7,518,975	$7,519

Total Cash Equivalent (Cost $7,519) ($ Thousands)		7,519

Total Investments in Securities — 105.2% (Cost $1,120,052) ($ Thousands)		$1,845,643

A list of the open futures contracts held by the Fund at May 31, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Russell 2000 Index E-MINI	38	Jun-2021	$4,458	$4,310	$(148)
S&P Mid Cap 400 Index E-MINI	13	Jun-2021	3,418	3,545	127

			$7,876	$7,855	$(21)

Percentages are based on Net Assets of $1,755,160 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2021.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021 was $87,914 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $1,325 ($ Thousands), or 0.1% of Net Assets of the Fund.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $90,850 ($ Thousands).

Cl — Class

CVR — Contingent Value Rights

LME — London Metal Exchange

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

Ser — Series

SPX — Standard & Poor’s 500 Index

USD — U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	1,747,266	–	–	1,747,266
Warrants	–	8	–	8
Rights	–	–	–^	–^
Affiliated Partnership	–	90,850	–	90,850
Cash Equivalent	7,519	–	–	7,519

Total Investments in Securities	1,754,785	90,858	–^	1,845,643

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	127	–	–	127
Unrealized Depreciation	(148)	–	–	(148)

Total Other Financial Instruments	(21)	–	–	(21)

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*Futures contracts are value at the unrealized appreciation/(depreciation) on the instrument.

^ Securities market value less than $500.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	25

SCHEDULE OF INVESTMENTS

May 31, 2021

Extended Market Index Fund   (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

					Change in
					Unrealized
			Proceeds from	Realized Gain	Appreciation
Security Description	Value 5/31/2020	Purchases at Cost	Sales	(Loss)	(Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains

SEI Investments Co	$ 1,828	$ 331	$ (744)	$24	$243	$ 1,682	26,519	$22	$—
SEI Liquidity Fund, L.P.	155,062	468,620	(532,791)	11	(52)	90,850	90,827,953	797	—
SEI Daily Income Trust, Government Fund, Cl F	—	253,456	(245,937)	—	—	7,519	7,518,975	1	—

Totals	$156,890	$722,407	$(779,472)	$35	$191	$100,051		$820	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.9%

Communication Services — 2.5%
AMC Networks Inc, Cl A *(A)	9,100	$489
ATN International Inc	700	33
Bandwidth Inc, Cl A *	700	83
Boingo Wireless Inc *	7,805	109
Boston Omaha Corp, Cl A *	2,784	85
Cable One Inc	120	218
Cars.com Inc *	13,120	192
Cogent Communications Holdings	2,500	189
comScore Inc *	21,013	84
Consolidated Communications Holdings Inc *	42,270	396
DHI Group Inc *	37,500	120
Entercom Communications Corp, Cl A *	54,900	239
Gannett Co Inc *	33,350	171
Genius Sports Ltd *(A)	23,815	574
Gray Television Inc	22,600	526
iHeartMedia Inc, Cl A *(B)	14,391	334
Iridium Communications Inc *	5,200	199
Liberty Latin America Ltd, Cl A *	10,840	155
MediaAlpha Inc, Cl A *	3,210	136
MSG Networks Inc *	41,733	643
New York Times Co/The, Cl A	4,300	184
Nexstar Media Group Inc, Cl A	2,800	425
Ooma Inc *	14,858	288
QuinStreet Inc *	10,566	191
Shenandoah Telecommunications Co	3,000	150
TechTarget Inc *	1,700	119
Telephone and Data Systems Inc	12,000	309
TrueCar Inc *	53,491	316
United States Cellular Corp *	1,000	38
Zynga Inc, Cl A *	23,300	252

		7,247

Consumer Discretionary — 17.4%
1-800-Flowers.com Inc, Cl A *(A)	10,194	311
Aaron’s Co Inc/The	1,600	58
Academy Sports & Outdoors Inc *	18,434	673
American Axle & Manufacturing Holdings Inc *	50,620	567
American Eagle Outfitters Inc (A)	63,682	2,256
American Outdoor Brands Inc *	10,755	345
American Public Education Inc *	18,338	513
America’s Car-Mart Inc/TX *	2,466	405
Bally’s Corp *	14,250	827
Beazer Homes USA Inc *	5,514	131
Bed Bath & Beyond Inc *	10,300	288
Big Lots Inc	7,300	445
Biglari Holdings Inc, Cl B *	677	108
Boot Barn Holdings Inc *	23,004	1,757
Boyd Gaming Corp *	3,043	196
Brunswick Corp/DE	2,786	285

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Buckle Inc/The	7,182	$303
Callaway Golf Co *	8,231	304
Camping World Holdings Inc, Cl A (A)	6,300	280
Carriage Services Inc, Cl A	26,887	1,031
Cato Corp/The, Cl A	16,450	254
Century Communities Inc	4,484	365
Chuy’s Holdings Inc *	6,933	287
Cooper Tire & Rubber Co	9,600	570
Core-Mark Holding Co Inc	2,300	105
Cricut Inc, Cl A *	8,027	271
Crocs Inc *	3,758	380
Dana Inc	19,000	515
Deckers Outdoor Corp *	813	273
Del Taco Restaurants Inc	11,849	120
Dick’s Sporting Goods Inc	18,846	1,838
Dillard’s Inc, Cl A	100	13
Dorman Products Inc *	1,000	102
El Pollo Loco Holdings Inc *	27,535	464
Ethan Allen Interiors Inc	35,630	1,029
Everi Holdings Inc *	14,491	300
Fiesta Restaurant Group Inc *	8,480	115
Fox Factory Holding Corp *	2,513	391
Funko Inc, Cl A *	12,252	322
Genesco Inc *	10,120	557
Gentex Corp	5,100	181
Gentherm Inc *	1,500	109
G-III Apparel Group Ltd *	14,700	486
Graham Holdings Co, Cl B	600	398
Green Brick Partners Inc *	20,718	484
Group 1 Automotive Inc (A)	4,600	734
H&R Block Inc	11,100	275
Hamilton Beach Brands Holding Co, Cl A	9,208	232
Hanesbrands Inc	14,500	283
Harley-Davidson Inc	5,880	285
Haverty Furniture Cos Inc (A)	31,999	1,470
Helen of Troy Ltd *	1,000	210
Hibbett Sports Inc *	12,075	1,023
Hooker Furniture Corp	13,542	486
International Game Technology PLC *	12,461	302
Johnson Outdoors Inc, Cl A	2,299	281
Kontoor Brands Inc	5,524	354
La-Z-Boy Inc, Cl Z	9,000	371
Lifetime Brands Inc	1,211	18
Lovesac Co/The *	6,289	522
Lumber Liquidators Holdings Inc *	14,253	325
M/I Homes Inc *	10,000	705
Marine Products Corp	4,324	70
MarineMax Inc *	2,810	145
Marriott Vacations Worldwide Corp *	1,090	188
MDC Holdings Inc	15,363	890
Meritage Homes Corp *	5,200	560
Modine Manufacturing Co *	44,540	783

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Motorcar Parts of America Inc *	3,410	$80
Movado Group Inc	5,917	164
Murphy USA Inc	1,100	148
Nautilus Inc *	28,130	507
Noodles & Co, Cl A *	10,156	131
Nordstrom Inc *	7,800	262
Norwegian Cruise Line Holdings Ltd *(A)	7,392	236
Office Depot Inc *	7,100	311
Ollie’s Bargain Outlet Holdings Inc *	2,200	190
OneWater Marine Inc, Cl A *	5,630	277
Party City Holdco Inc *	27,036	250
Penske Automotive Group Inc	3,578	306
Perdoceo Education Corp *	22,359	273
PetMed Express Inc (A)	4,103	119
Pool Corp	700	306
Qurate Retail Inc *	23,700	323
Red Rock Resorts Inc, Cl A *	7,161	320
Rent-A-Center Inc/TX, Cl A	12,976	802
Revolve Group Inc, Cl A *	4,782	265
Rocky Brands Inc	193	11
Sally Beauty Holdings Inc *	20,200	441
Scientific Games Corp, Cl A *	4,153	301
SeaWorld Entertainment Inc *	4,893	266
Service Corp International/US	1,200	64
Shoe Carnival Inc	7,183	485
Shutterstock Inc	3,644	331
Signet Jewelers Ltd *	4,900	297
Skyline Champion Corp *	7,285	369
Sleep Number Corp *(A)	2,800	312
Sonic Automotive Inc, Cl A (A)	8,800	424
Sonos Inc *	5,403	200
Sportsman’s Warehouse Holdings Inc *	12,848	229
Stamps.com Inc *	700	131
Standard Motor Products Inc	1,800	81
Superior Group of Cos Inc	5,231	134
Tenneco Inc, Cl A *	25,900	406
Tilly’s Inc, Cl A *	42,035	574
Toll Brothers Inc	4,235	276
TopBuild Corp *	5,380	1,066
Travel + Leisure Co	4,117	268
Tri Pointe Homes Inc *	24,200	584
Tupperware Brands Corp *	9,000	231
Unifi Inc *	19,584	539
Urban Outfitters Inc *	5,293	207
Vera Bradley Inc *	7,006	80
Vista Outdoor Inc *	8,730	381
VOXX International Corp, Cl A *	7,850	118
Waitr Holdings Inc *(A)	134,290	273
WD-40 Co	500	122
Weyco Group Inc	3,521	72
Williams-Sonoma Inc	2,200	373
Wingstop Inc	5,000	713

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Winmark Corp	2,291	$449
Winnebago Industries Inc	5,000	370
Wyndham Hotels & Resorts Inc	18,535	1,391
XPEL Inc *	4,047	332
Zumiez Inc *	6,588	289

		49,984

Consumer Staples — 5.0%
Albertsons Cos	6,600	127
BellRing Brands Inc, Cl A *	2,200	63
BJ’s Wholesale Club Holdings Inc *	4,900	219
Boston Beer Co Inc/The, Cl A *	210	222
Bunge Ltd	3,500	304
Calavo Growers Inc	500	36
Cal-Maine Foods Inc	2,400	84
Casey’s General Stores Inc	1,000	221
Central Garden & Pet Co, Cl A *	16,219	854
Coca-Cola Consolidated Inc	300	121
Darling Ingredients Inc *	2,665	182
Edgewell Personal Care Co	13,600	617
elf Beauty Inc *	10,486	294
Energizer Holdings Inc	11,100	511
Flowers Foods Inc	9,800	236
Freshpet Inc *	9,300	1,644
Grocery Outlet Holding Corp *	4,000	136
Ingles Markets Inc, Cl A	14,470	896
Ingredion Inc	9,300	883
J & J Snack Foods Corp	900	158
John B Sanfilippo & Son Inc	900	84
Lancaster Colony Corp	900	168
Landec Corp *	8,446	101
Lifevantage Corp *	43,321	345
Medifast Inc	857	285
MGP Ingredients Inc	1,290	90
Natural Grocers by Vitamin Cottage Inc	21,834	262
Nu Skin Enterprises Inc, Cl A	6,859	413
Post Holdings Inc *	1,700	196
PriceSmart Inc	1,500	132
Sanderson Farms Inc	800	130
Seaboard Corp	12	44
Seneca Foods Corp, Cl A *	4,210	195
SpartanNash Co	35,092	736
Sprouts Farmers Market Inc *	33,671	896
Tootsie Roll Industries Inc	15,614	489
Turning Point Brands Inc	11,410	488
United Natural Foods Inc *	5,540	210
Universal Corp/VA	8,100	454
Village Super Market Inc, Cl A	19,562	472
Weis Markets Inc	10,242	521

		14,519

Energy — 1.9%
Antero Resources Corp *	23,434	303

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berry Corp	15,248	$97
Bonanza Creek Energy Inc	15,848	681
Comstock Resources Inc *	32,770	185
Denbury Inc *	5,424	364
DHT Holdings Inc	75,620	484
Diamondback Energy Inc	2,377	190
National Energy Services Reunited Corp *	9,150	117
Overseas Shipholding Group Inc, Cl A *	29,981	69
PDC Energy Inc	8,300	350
Range Resources Corp *	20,012	271
RPC Inc *	14,700	72
Scorpio Tankers Inc	6,990	157
Solaris Oilfield Infrastructure Inc, Cl A	8,120	81
Southwestern Energy Co *	61,300	317
Talos Energy Inc *	4,723	67
Texas Pacific Land Corp	124	180
VAALCO Energy Inc *	68,300	189
W&T Offshore Inc *	186,590	698
World Fuel Services Corp	16,800	516

		5,388

Financials — 17.7%
Alerus Financial Corp	900	30
Alleghany Corp *	300	215
Altabancorp	900	41
Amalgamated Financial Corp	8,956	146
Amerant Bancorp Inc, Cl A *	3,440	83
American Equity Investment Life Holding Co	9,300	284
American National Group Inc	2,700	405
AMERISAFE Inc	1,400	92
Apollo Commercial Real Estate Finance Inc	18,100	283
Apollo Investment Corp	21,366	304
Arbor Realty Trust Inc ‡	22,000	401
Arrow Financial Corp	1,198	44
Associated Banc-Corp	30,700	706
Assurant Inc	1,600	258
Assured Guaranty Ltd	7,500	357
Atlantic Capital Bancshares Inc *	6,865	193
Axis Capital Holdings Ltd	200	11
B Riley Financial Inc	2,785	205
Banco Latinoamericano de Comercio Exterior SA, Cl E	5,290	81
Bank First Corp	400	28
Bank of Marin Bancorp	5,830	197
BankUnited Inc	9,097	435
BlackRock Capital Investment Corp	47,945	197
Bridgewater Bancshares Inc *	8,413	146
Brightsphere Investment Group Inc	14,700	327
Brown & Brown Inc	4,700	247
BRP Group Inc, Cl A *	3,329	82
Cadence BanCorp, Cl A	10,295	230
Cambridge Bancorp	300	26
Camden National Corp	11,700	557

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Capital Bancorp Inc *	4,640	$102
Capital City Bank Group Inc	1,400	38
Carter Bankshares Inc *	9,080	141
Cathay General Bancorp	16,700	696
Central Pacific Financial Corp	7,150	198
CIT Group Inc	3,700	196
Citizens & Northern Corp	900	22
City Holding Co	700	56
CNB Financial Corp/PA	1,000	24
CNO Financial Group Inc	43,200	1,147
Columbia Financial Inc *	4,000	71
Community Bankers Trust Corp	8,270	73
Community Financial Corp/The	10,672	379
Community Trust Bancorp Inc	7,200	318
Cowen Inc, Cl A (A)	7,530	296
Crawford & Co, Cl A	15,790	153
Curo Group Holdings Corp	5,099	84
Customers Bancorp Inc *	21,104	799
Diamond Hill Investment Group Inc	200	35
Dime Community Bancshares Inc	3,434	119
Dynex Capital Inc	13,453	263
Eagle Bancorp Montana Inc	3,006	75
Employers Holdings Inc	1,500	63
Enova International Inc *	4,010	152
Equity Bancshares Inc, Cl A *	900	30
Erie Indemnity Co, Cl A	900	181
ESSA Bancorp Inc	4,610	73
Everest Re Group Ltd	800	208
EZCORP Inc, Cl A *	29,050	214
FactSet Research Systems Inc	300	100
Farmers National Banc Corp	12,210	212
Federal Agricultural Mortgage Corp, Cl C	6,800	690
Federated Hermes Inc, Cl B	14,200	451
Financial Institutions Inc	8,510	273
First American Financial Corp	1,300	84
First Bancshares Inc/The	3,907	153
First Busey Corp	21,400	573
First Business Financial Services Inc	9,400	258
First Citizens BancShares Inc/NC, Cl A (A)	360	310
First Commonwealth Financial Corp	20,100	305
First Community Bankshares Inc	7,600	237
First Financial Bankshares Inc	28,775	1,449
First Financial Corp/IN	3,060	139
First Horizon Corp	21,000	400
First of Long Island Corp/The	5,735	129
Flagstar Bancorp Inc	11,300	518
Flushing Financial Corp	26,881	628
FNB Corp/PA	50,400	676
FS KKR Capital Corp	14,600	321
Fulton Financial Corp	25,500	442
Great Southern Bancorp Inc	1,000	56
Great Western Bancorp Inc	9,600	321

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Greenhill & Co Inc	11,510	$200
Greenlight Capital Re Ltd, Cl A *	9,990	92
Hamilton Lane Inc, Cl A	11,940	1,079
Hancock Whitney Corp	8,000	396
Hanmi Financial Corp	26,623	559
Hanover Insurance Group Inc/The	6,700	935
HarborOne Bancorp Inc	48,389	719
HBT Financial Inc	9,020	164
HCI Group Inc (A)	5,508	444
Heritage Commerce Corp	8,842	105
Heritage Insurance Holdings Inc	20,520	171
Hilltop Holdings Inc	17,000	632
HomeStreet Inc	10,700	482
HomeTrust Bancshares Inc	6,090	173
Hope Bancorp Inc	54,300	831
Houlihan Lokey Inc, Cl A	2,000	150
Independent Bank Corp/MI	27,580	643
International Bancshares Corp	5,600	260
Invesco Mortgage Capital Inc	29,090	99
James River Group Holdings Ltd	1,600	56
Kinsale Capital Group Inc	800	133
KKR Real Estate Finance Trust Inc	4,342	93
Lakeland Bancorp Inc	16,600	316
Level One Bancorp Inc	3,563	99
LPL Financial Holdings Inc	2,665	394
Macatawa Bank Corp	14,665	141
Mercantile Bank Corp	13,460	435
Mercury General Corp	6,000	382
Metropolitan Bank Holding Corp *	3,030	193
Midland States Bancorp Inc	12,800	357
Morningstar Inc	900	212
MVB Financial Corp	600	26
National Bank Holdings Corp, Cl A	1,500	59
New Mountain Finance Corp	22,600	300
New Residential Investment Corp ‡	31,400	332
New York Mortgage Trust Inc ‡	57,400	259
Nicolet Bankshares Inc *	3,182	252
Northeast Bank	7,370	216
Northwest Bancshares Inc	4,800	68
Oaktree Specialty Lending Corp	39,300	265
OFG Bancorp	16,300	393
Old National Bancorp/IN	14,400	274
OneMain Holdings Inc, Cl A	5,540	320
OP Bancorp	7,310	76
Oportun Financial Corp *	4,773	91
Oppenheimer Holdings Inc, Cl A	2,346	117
Origin Bancorp Inc	1,460	64
Palomar Holdings Inc, Cl A *	1,200	88
PCSB Financial Corp	10,243	188
Peapack-Gladstone Financial Corp	4,793	159
PennantPark Investment Corp	55,400	368
PennyMac Mortgage Investment Trust ‡	16,000	314

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Peoples Bancorp Inc/OH	14,640	$476
Pinnacle Financial Partners Inc	2,425	220
Piper Sandler Cos	700	89
PJT Partners Inc	1,800	131
Popular Inc	13,145	1,073
Primis Financial Corp	14,600	215
Professional Holding Corp, Cl A *	4,176	76
Prospect Capital Corp	38,000	323
Provident Bancorp Inc	6,573	111
Pzena Investment Management Inc, Cl A	13,874	161
QCR Holdings Inc	1,400	67
RBB Bancorp	9,040	221
Regional Management Corp	13,902	650
RenaissanceRe Holdings Ltd	1,300	200
Republic Bancorp Inc/KY, Cl A	7,600	353
Richmond Mutual BanCorp Inc	6,241	91
RLI Corp	1,500	158
Safeguard Scientifics Inc *	23,930	167
Safety Insurance Group Inc	700	60
Selective Insurance Group Inc	2,200	166
Selectquote Inc *	11,185	227
Sierra Bancorp	1,600	44
Signature Bank/New York NY	1,169	292
Silvercrest Asset Management Group Inc, Cl A	14,800	236
Simmons First National Corp, Cl A	9,500	290
Sixth Street Specialty Lending Inc	26,000	580
SmartFinancial Inc	900	22
Southern First Bancshares Inc *	500	27
Southern Missouri Bancorp Inc	500	22
Spirit of Texas Bancshares Inc	11,700	270
StepStone Group Inc, Cl A	18,180	576
Stewart Information Services Corp	1,900	115
Stifel Financial Corp	16,345	1,132
Synovus Financial Corp	18,000	884
Trean Insurance Group Inc *	16,203	272
TriCo Bancshares	2,300	110
TriState Capital Holdings Inc *	6,140	141
Triumph Bancorp Inc *	2,871	240
UMB Financial Corp	1,000	97
Umpqua Holdings Corp	16,400	313
United Community Banks Inc/GA	33,300	1,152
United Fire Group Inc	1,200	37
Unity Bancorp Inc	3,550	86
Universal Insurance Holdings Inc	29,590	417
Univest Financial Corp	14,520	423
Virtu Financial Inc, Cl A	2,900	88
W R Berkley Corp	2,800	218
Waterstone Financial Inc	30,259	599
Watford Holdings Ltd *	480	17
White Mountains Insurance Group Ltd	130	155
WisdomTree Investments Inc	11,980	80

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WSFS Financial Corp	1,800	$ 96

		50,982

Health Care — 13.3%
10X Genomics Inc, Cl A *	600	108
Abeona Therapeutics Inc *(A)	75,364	124
Acadia Healthcare Co Inc *	32,269	2,077
Acceleron Pharma Inc *	1,100	144
Accuray Inc *	29,433	125
Aerie Pharmaceuticals Inc *	2,000	33
Affimed NV *	48,111	427
Agenus Inc *	50,587	216
Akero Therapeutics Inc *	1,500	39
Albireo Pharma Inc *	4,030	135
Aldeyra Therapeutics Inc *(A)	16,558	207
Amneal Pharmaceuticals Inc *	13,190	75
Amphastar Pharmaceuticals Inc *	3,500	66
AnaptysBio Inc *	25,152	600
Anika Therapeutics Inc *	5,144	240
Annovis Bio Inc *	3,632	164
Apyx Medical Corp *	7,273	71
Arcutis Biotherapeutics Inc *	1,200	32
Arena Pharmaceuticals Inc *	1,700	104
Atreca Inc, Cl A *	10,551	95
AtriCure Inc *	4,328	323
Atrion Corp	50	31
Avid Bioservices Inc *	10,812	230
Avidity Biosciences Inc *	14,057	334
BioCryst Pharmaceuticals Inc *	18,208	287
BioDelivery Sciences International Inc *	105,004	371
Bio-Techne Corp	600	248
Blueprint Medicines Corp *	1,100	100
Bruker Corp	1,000	69
Castle Biosciences Inc *	5,840	350
Catalent Inc *	2,700	283
Charles River Laboratories International Inc *	400	135
Chemed Corp	400	197
Collegium Pharmaceutical Inc *	1,000	24
Computer Programs and Systems Inc *	6,620	214
CorVel Corp *	800	100
Cross Country Healthcare Inc *	13,462	211
CryoPort Inc *(A)	5,765	322
Curis Inc *	14,477	208
Cutera Inc *	11,232	431
CytomX Therapeutics Inc *	8,386	60
CytoSorbents Corp *	14,062	114
Dynavax Technologies Corp, Cl A *	16,797	138
Eagle Pharmaceuticals Inc/DE *	9,229	366
Eargo Inc *(A)	8,096	275
Electromed Inc *	10,130	100
Enanta Pharmaceuticals Inc *	1,100	54
Encompass Health Corp	1,200	103

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ensign Group Inc/The	20,697	$ 1,722
Enzo Biochem Inc *	49,023	151
Evolent Health Inc, Cl A *	5,106	99
FONAR Corp *	9,304	168
Forma Therapeutics Holdings Inc *	3,900	109
Generation Bio Co *	6,471	222
Globus Medical Inc, Cl A *	2,900	209
Halozyme Therapeutics Inc *	25,020	1,036
Harpoon Therapeutics Inc *	3,577	74
HealthStream Inc *	11,240	294
Heska Corp *	6,767	1,341
Hill-Rom Holdings Inc	2,100	234
ICU Medical Inc *	700	146
Inari Medical Inc *	1,176	102
Innoviva Inc *	89,167	1,199
Inovalon Holdings Inc, Cl A *	1,000	31
Inspire Medical Systems Inc *	3,485	677
Invacare Corp *	10,460	84
iRadimed Corp *	3,449	96
Ironwood Pharmaceuticals Inc, Cl A *	15,400	178
Jazz Pharmaceuticals PLC *	1,500	267
Kindred Biosciences Inc *	16,981	82
Kiniksa Pharmaceuticals Ltd, Cl A *	7,633	104
Krystal Biotech Inc *	1,100	72
Lannett Co Inc *	15,700	68
LeMaitre Vascular Inc	3,155	162
LHC Group Inc *	1,000	197
Madrigal Pharmaceuticals Inc *	400	45
Marinus Pharmaceuticals Inc *(A)	7,631	128
MEDNAX Inc *	1,600	51
Medpace Holdings Inc *	600	100
MeiraGTx Holdings plc *	11,510	159
Meridian Bioscience Inc *	5,414	112
Mesa Laboratories Inc	300	74
Minerva Neurosciences Inc *	41,390	122
Mirum Pharmaceuticals Inc *	3,749	62
ModivCare Inc *	800	118
Molina Healthcare Inc *	900	226
Mustang Bio Inc *	23,551	79
Natera Inc *	10,865	1,023
National HealthCare Corp	1,200	88
Natus Medical Inc *	3,800	102
Neogen Corp *	2,300	212
Neoleukin Therapeutics Inc *	7,110	71
NextGen Healthcare Inc *	4,700	77
NGM Biopharmaceuticals Inc *	2,300	35
Omnicell Inc *	12,714	1,767
OraSure Technologies Inc *	6,580	63
Organogenesis Holdings Inc, Cl A *	11,286	201
Orthofix Medical Inc *	1,900	77
OrthoPediatrics Corp *	800	45
Outset Medical Inc *	10,205	493

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Owens & Minor Inc	13,658	$ 611
Patterson Cos Inc	7,500	244
PAVmed Inc *	40,020	212
Perrigo Co PLC	1,400	65
Phathom Pharmaceuticals Inc *	700	25
Phibro Animal Health Corp, Cl A	2,200	62
Praxis Precision Medicines Inc *	3,580	70
Precision BioSciences Inc *	7,934	84
Premier Inc, Cl A	2,100	69
Prestige Consumer Healthcare Inc *	11,600	578
Progyny Inc *	23,440	1,501
Protagonist Therapeutics Inc *	1,200	42
Prothena Corp PLC *	8,260	241
Pulmonx Corp *	3,800	163
QIAGEN NV *	2,400	118
Quotient Ltd *	19,185	80
RAPT Therapeutics Inc *	3,764	73
Relmada Therapeutics Inc *	1,300	45
Repligen Corp *	4,874	890
Rigel Pharmaceuticals Inc *	60,395	225
Rubius Therapeutics Inc *(A)	8,510	208
SeaSpine Holdings Corp *	2,400	49
Select Medical Holdings Corp	20,754	832
Sharps Compliance Corp *	5,387	73
Shockwave Medical Inc *	2,209	397
SIGA Technologies Inc *	32,216	227
Simulations Plus Inc	1,500	79
Spectrum Pharmaceuticals Inc *	42,560	147
Spero Therapeutics Inc *	1,900	28
STAAR Surgical Co *	1,688	246
Surgery Partners Inc *	6,822	399
Surmodics Inc *	3,676	195
Syros Pharmaceuticals Inc *	14,506	94
Tenet Healthcare Corp *	9,817	657
Travere Therapeutics Inc *	3,600	55
Triple-S Management Corp, Cl B *	1,364	34
United Therapeutics Corp *	12,355	2,297
UroGen Pharma Ltd *	1,200	21
USANA Health Sciences Inc *	700	74
Utah Medical Products Inc	1,260	108
Vanda Pharmaceuticals Inc *	15,700	278
Vapotherm Inc *	1,200	24
Vericel Corp *	3,717	210
Viemed Healthcare Inc *	43,616	341
Vocera Communications Inc *	1,500	51
Voyager Therapeutics Inc *	18,392	78
Xencor Inc *	1,200	46

		38,060

Industrials — 17.4%
ACCO Brands Corp	49,600	452
Acuity Brands Inc	1,497	278
Advanced Drainage Systems Inc	3,568	405

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AGCO Corp	1,367	$ 189
Air Lease Corp, Cl A	5,800	273
Alaska Air Group Inc *	3,400	235
Allegiant Travel Co, Cl A *	6,222	1,378
Allied Motion Technologies Inc	2,310	82
Altra Industrial Motion Corp	26,820	1,762
American Woodmark Corp *	3,200	278
Apogee Enterprises Inc	12,700	483
Applied Industrial Technologies Inc	1,600	157
ArcBest Corp	14,167	1,103
Atkore Inc *	17,561	1,356
Atlas Air Worldwide Holdings Inc *	8,800	659
Avis Budget Group Inc *	4,158	365
Boise Cascade Co	4,222	279
Builders FirstSource Inc *	4,929	219
CACI International Inc, Cl A *	400	102
CAI International Inc	12,776	548
Casella Waste Systems Inc, Cl A *	2,600	175
CBIZ Inc *	4,300	143
CECO Environmental Corp *	13,931	106
Chart Industries Inc *	1,324	193
Clean Harbors Inc *	2,000	186
Construction Partners Inc, Cl A *	19,790	637
CoreCivic Inc *‡	22,000	172
Cornerstone Building Brands Inc *	36,552	620
Covenant Logistics Group Inc, Cl A *	12,706	286
CRA International Inc	8,545	699
Crane Co	3,900	372
CSW Industrials Inc	1,100	134
Curtiss-Wright Corp	2,100	263
Daseke Inc *	14,225	103
Deluxe Corp	7,700	351
Ducommun Inc *	5,385	290
DXP Enterprises Inc/TX *	9,621	297
EMCOR Group Inc	7,537	950
Energy Recovery Inc *	28,565	543
Ennis Inc	28,077	589
Exponent Inc	18,950	1,729
Federal Signal Corp	25,400	1,079
Forrester Research Inc *	1,600	69
Forward Air Corp	4,710	456
Franklin Covey Co *	6,640	206
FTI Consulting Inc *	1,700	234
Generac Holdings Inc *	4,570	1,502
GMS Inc *	10,500	481
Great Lakes Dredge & Dock Corp *	9,160	134
Hawaiian Holdings Inc *	10,800	279
HC2 Holdings Inc *	27,410	110
Heartland Express Inc	4,000	73
Heidrick & Struggles International Inc	5,198	224
Helios Technologies Inc	17,485	1,242
Herc Holdings Inc *	16,263	1,871

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Herman Miller Inc	7,100	$ 339
Hub Group Inc, Cl A *	2,200	154
Hubbell Inc, Cl B	1,200	229
Hyster-Yale Materials Handling Inc	600	45
ICF International Inc	1,200	105
Insteel Industries Inc	2,825	99
Interface Inc, Cl A	23,600	386
John Bean Technologies Corp	7,976	1,149
Kadant Inc	600	101
KBR Inc	7,471	304
Kelly Services Inc, Cl A *	18,800	483
Kforce Inc	7,700	483
Knoll Inc	2,300	60
Landstar System Inc	1,300	222
Manitowoc Co Inc/The *	5,270	136
ManTech International Corp/VA, Cl A	1,900	165
Marten Transport Ltd	5,000	85
Masonite International Corp *	2,471	295
MasTec Inc *	8,811	1,025
Matson Inc	700	45
Matthews International Corp, Cl A	10,000	391
Meritor Inc *	18,500	481
Mesa Air Group Inc *	6,810	66
Middleby Corp/The *	1,142	188
Miller Industries Inc/TN	4,147	174
Montrose Environmental Group Inc *	5,780	290
MRC Global Inc *	27,715	298
MSA Safety Inc	1,400	235
MYR Group Inc *	5,260	458
Northwest Pipe Co *	6,790	215
Oshkosh Corp	2,576	339
Park Aerospace Corp	21,162	326
Park-Ohio Holdings Corp	7,900	291
Powell Industries Inc	10,217	351
Primoris Services Corp	24,100	766
Quad/Graphics Inc, Cl A *	21,039	70
Quanex Building Products Corp	10,881	290
Quanta Services Inc	3,229	308
Radiant Logistics Inc *	5,300	41
Raven Industries Inc *	14,150	624
RBC Bearings Inc *	3,320	650
Resources Connection Inc	16,553	241
Robert Half International Inc	3,492	310
Rush Enterprises Inc, Cl A	3,200	153
Saia Inc *	1,100	253
Schneider National Inc, Cl B	3,700	91
Shyft Group Inc/The	11,782	459
SkyWest Inc *	5,000	245
SP Plus Corp *	3,064	100
Standex International Corp	1,000	100
Steelcase Inc, Cl A	10,600	153
Stericycle Inc *	2,900	228

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sterling Construction Co Inc *	7,080	$ 159
Systemax Inc	12,882	442
Tennant Co	900	74
Terex Corp	5,226	274
Tetra Tech Inc	1,800	215
Textainer Group Holdings Ltd *	11,460	386
Toro Co/The	300	33
Transcat Inc *	600	32
Trex Co Inc *	16,220	1,580
TriMas Corp *	3,700	120
Triton International Ltd	13,200	716
TrueBlue Inc *	1,900	51
Tutor Perini Corp *	15,193	235
UniFirst Corp/MA	600	133
Universal Logistics Holdings Inc	18,560	464
US Xpress Enterprises Inc, Cl A *	6,795	76
Valmont Industries Inc	895	222
Vectrus Inc *	2,402	123
Veritiv Corp *	4,783	294
Vertiv Holdings Co, Cl A	16,305	405
Vidler Water Resouces Inc *	7,692	81
Wabash National Corp	27,952	446
Werner Enterprises Inc	9,200	441
WESCO International Inc *	2,635	281
Willdan Group Inc *	3,080	112

		49,891

Information Technology — 13.4%
A10 Networks Inc *	60,930	593
ACI Worldwide Inc *	1,700	65
Agilysys Inc *	1,900	97
Amdocs Ltd	3,400	266
American Software Inc/GA, Cl A	3,500	70
Amkor Technology Inc	34,900	736
Aspen Technology Inc *	1,500	205
Avalara Inc *	4,020	531
Avaya Holdings Corp *	17,907	514
Avid Technology Inc *	16,928	523
Axcelis Technologies Inc *	8,020	332
Bel Fuse Inc, Cl B	10,088	166
Benchmark Electronics Inc	1,700	53
BM Technologies Inc *	3,423	44
Brightcove Inc *	14,422	209
Brooks Automation Inc	3,818	390
BTRS Holdings Inc *	17,075	244
Calix Inc *	5,171	229
Casa Systems Inc *	34,307	298
Cass Information Systems Inc	3,010	137
CDK Global Inc	2,500	131
ChannelAdvisor Corp *	8,926	212
Cirrus Logic Inc *	2,100	164
Cloudflare Inc, Cl A *	2,600	213
CommScope Holding Co Inc *	14,422	293

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CommVault Systems Inc *	7,008	$ 534
Comtech Telecommunications Corp	6,414	162
CSG Systems International Inc	11,200	493
CyberOptics Corp *	5,371	160
Digi International Inc *	7,843	149
Diodes Inc *	2,000	151
DSP Group Inc *	23,141	364
E2open Parent Holdings Inc *	18,563	237
Ebix Inc	6,400	175
eGain Corp *	13,664	137
EMCORE Corp *	26,648	259
Entegris Inc	200	23
ExlService Holdings Inc *	2,100	214
Fair Isaac Corp *	500	253
Genasys Inc *	19,207	105
Genpact Ltd	6,000	275
Globant SA *	1,000	218
GSI Technology Inc *	14,222	89
Hackett Group Inc/The	26,175	466
Ichor Holdings Ltd *	10,189	573
Insight Enterprises Inc *	7,653	800
Intelligent Systems Corp *	600	20
International Money Express Inc *	30,474	465
J2 Global Inc *	5,400	673
Jabil Inc	5,356	302
Kimball Electronics Inc *	3,186	71
Littelfuse Inc	6,020	1,573
LivePerson Inc *(A)	9,560	525
Manhattan Associates Inc *	2,598	353
Maximus Inc	2,800	259
Methode Electronics Inc	15,900	769
Mitek Systems Inc *	21,104	358
Model N Inc *	3,100	111
Monolithic Power Systems Inc	700	240
Napco Security Technologies Inc *	6,621	215
NCR Corp *	6,352	306
NeoPhotonics Corp *	21,483	219
NETGEAR Inc *	11,500	447
nLight Inc *	3,430	101
Nova Measuring Instruments Ltd *(A)	15,895	1,593
Novanta Inc *	7,415	1,030
Nuance Communications Inc *	3,800	201
NVE Corp	300	21
OneSpan Inc *	2,100	55
Onto Innovation Inc *	3,192	229
OSI Systems Inc *	3,800	366
PAR Technology Corp *(A)	14,045	940
PC Connection Inc	1,800	88
Pegasystems Inc	500	59
Perficient Inc *	5,714	409
Photronics Inc *	6,300	85
Power Integrations Inc	2,600	214

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Progress Software Corp	7,180	$ 320
QAD Inc, Cl A	2,660	190
Rackspace Technology Inc *	13,032	263
Rambus Inc *	7,500	147
Ribbon Communications Inc *	22,425	167
Rimini Street Inc *	41,378	269
Rogers Corp *	1,006	188
Sanmina Corp *	20,961	883
Sapiens International Corp NV	1,700	49
ScanSource Inc *	11,450	350
SecureWorks Corp, Cl A *	19,678	277
Shift4 Payments Inc, Cl A *	2,270	212
Silicon Laboratories Inc *	7,360	1,005
SiTime Corp *	500	49
SMART Global Holdings Inc *	16,943	803
Sprout Social Inc, Cl A *	9,225	640
SPS Commerce Inc *	10,575	993
StarTek Inc *	30,126	191
Sykes Enterprises Inc *	15,000	629
Synaptics Inc *	1,518	192
SYNNEX Corp	2,320	294
TTEC Holdings Inc	4,511	489
TTM Technologies Inc *	18,900	286
Tucows Inc, Cl A *	600	47
Turtle Beach Corp *(A)	11,550	382
Ultra Clean Holdings Inc *	12,434	700
Upland Software Inc *	1,500	62
Varonis Systems Inc, Cl B *	20,010	966
Veeco Instruments Inc *	8,007	191
Verint Systems Inc *	1,800	83
Viavi Solutions Inc *	65,230	1,143
Vishay Intertechnology Inc	23,300	561
Vishay Precision Group Inc *	10,000	326
Workiva Inc, Cl A *	1,955	186

		38,382

Materials — 5.4%
AdvanSix Inc *	13,000	412
Alcoa Corp *	7,226	287
American Vanguard Corp	5,610	103
AptarGroup Inc	1,300	191
Arconic Corp *	8,267	299
Avery Dennison Corp	700	154
Balchem Corp	1,700	223
Cabot Corp	6,600	420
Century Aluminum Co *	8,712	119
Chase Corp	600	64
Clearwater Paper Corp *	2,909	83
Commercial Metals Co	27,386	862
Domtar Corp *	7,600	412
Eagle Materials Inc	2,001	294
Element Solutions Inc	11,922	279
Forterra Inc *	22,358	523

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gold Resource Corp	28,950	$ 80
Greif Inc, Cl A	14,900	919
Hawkins Inc	5,020	171
HB Fuller Co	4,229	292
Kaiser Aluminum Corp	1,994	258
Koppers Holdings Inc *	22,484	779
Louisiana-Pacific Corp	5,565	374
Myers Industries Inc	11,700	258
NewMarket Corp	350	120
Novagold Resources Inc *	17,500	180
O-I Glass Inc, Cl I *	19,200	354
Olin Corp	6,330	309
Ranpak Holdings Corp, Cl A *	7,810	172
Reliance Steel & Aluminum Co	1,900	319
Resolute Forest Products Inc *	48,200	813
Royal Gold Inc	2,100	260
Ryerson Holding Corp *	20,272	336
Schnitzer Steel Industries Inc, Cl A	12,269	668
Schweitzer-Mauduit International Inc	8,200	335
Sealed Air Corp	4,916	280
Silgan Holdings Inc	15,700	661
Sonoco Products Co	3,000	203
Stepan Co	700	94
Summit Materials Inc, Cl A *	39,879	1,389
TimkenSteel Corp *	6,520	99
Tredegar Corp	21,620	329
Trinseo SA	3,700	240
UFP Technologies Inc *	800	44
Valvoline Inc	9,178	303

		15,364

Real Estate — 3.2%
American Assets Trust Inc ‡	8,800	322
American Homes 4 Rent, Cl A ‡	6,400	244
Ashford Hospitality Trust Inc *‡	5,150	21
Broadstone Net Lease Inc, Cl A ‡	29,900	653
Camden Property Trust ‡	2,300	288
CatchMark Timber Trust Inc, Cl A ‡	5,800	69
Cedar Realty Trust Inc ‡	20,166	287
Centerspace ‡	1,040	74
Chatham Lodging Trust *‡	19,300	254
Community Healthcare Trust Inc ‡	1,700	80
DiamondRock Hospitality Co *‡	8,518	82
EastGroup Properties Inc ‡	1,400	221
Equity Commonwealth *‡	6,700	184
Equity LifeStyle Properties Inc ‡	4,200	298
First Industrial Realty Trust Inc ‡	1,200	61
Franklin Street Properties Corp ‡	45,400	233
FRP Holdings Inc *	500	29
Getty Realty Corp ‡	3,700	115
Gladstone Commercial Corp ‡	4,600	100
Gladstone Land Corp ‡	2,500	58
Global Medical REIT Inc ‡	9,550	137

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Global Net Lease Inc ‡	18,300	$ 358
Healthcare Realty Trust Inc ‡	2,000	61
Independence Realty Trust Inc ‡	5,400	92
Industrial Logistics Properties Trust ‡	17,500	439
Kite Realty Group Trust ‡	26,500	562
Life Storage Inc ‡	2,450	244
Monmouth Real Estate Investment Corp, Cl A ‡	7,900	149
National Health Investors Inc ‡	3,800	250
National Storage Affiliates Trust ‡	4,100	189
NETSTREIT Corp ‡	3,970	89
NexPoint Residential Trust Inc ‡	1,200	62
Office Properties Income Trust ‡	13,400	392
Piedmont Office Realty Trust Inc, Cl A ‡	11,400	211
Plymouth Industrial REIT Inc ‡	1,700	32
PotlatchDeltic Corp ‡	4,668	281
Preferred Apartment Communities Inc, Cl A ‡	15,000	147
PS Business Parks Inc ‡	1,100	170
Realogy Holdings Corp *	16,700	296
Retail Value Inc ‡	8,178	144
Sabra Health Care ‡	22,200	388
Safehold Inc ‡	1,100	77
Service Properties Trust ‡	21,900	275
Tanger Factory Outlet Centers Inc ‡(A)	17,600	308
Tejon Ranch Co *	5,600	84
Terreno Realty Corp ‡	2,600	165
UMH Properties Inc ‡	4,100	87

		9,362

Utilities — 1.7%
American States Water Co	2,100	167
Artesian Resources Corp, Cl A	3,792	156
Black Hills Corp	300	20
Brookfield Infrastructure Corp, Cl A	1,500	107
Brookfield Renewable Corp, Cl A	300	13
Cadiz Inc *	3,200	44
California Water Service Group	2,500	142
Chesapeake Utilities Corp	1,200	138
Consolidated Water Co Ltd	9,736	120
Genie Energy Ltd, Cl B *	41,188	251
Hawaiian Electric Industries Inc	4,700	202
IDACORP Inc	2,000	196
MDU Resources Group Inc	17,900	603
MGE Energy Inc	1,800	135
Middlesex Water Co	1,400	120
National Fuel Gas Co	12,500	649
NorthWestern Corp	3,000	190
OGE Energy Corp	4,600	159
ONE Gas Inc	2,100	156
Pinnacle West Capital Corp	2,600	220
Portland General Electric Co	4,700	225
Pure Cycle Corp *	15,079	213

SEI Institutional Investments Trust / Annual Report / May 31, 2021	9

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SJW Group	200	$13
Spark Energy Inc, Cl A (A)	14,463	150
Spire Inc	2,900	208
Unitil Corp	1,900	104
York Water Co/The	1,400	70

		4,771

Total Common Stock (Cost $214,616) ($ Thousands)		283,950

	Number of Rights
RIGHTS — 0.0%
Media General Inc CVR *‡‡(C)	1,155	–

Total Rights (Cost $—) ($ Thousands)		–

	Shares
AFFILIATED PARTNERSHIP — 3.5%
SEI Liquidity Fund, L.P.
0.010% **†(D)	10,118,308	10,120

Total Affiliated Partnership (Cost $10,118) ($ Thousands)		10,120

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	4,935,139	4,935

Total Cash Equivalent (Cost $4,935) ($ Thousands)		4,935

Total Investments in Securities — 104.1% (Cost $229,669) ($ Thousands)		$299,005

        Percentages are based on Net Assets of $287,220 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021 was $9,822 ($ Thousands).

(B)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $10,120 ($ Thousands).

Cl — Class

CVR — Contingent Value Rights

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	283,950	–	–	283,950
Rights	–	–	–^	–^
Affiliated Partnership	–	10,120	–	10,120
Cash Equivalent	4,935	–	–	4,935

Total Investments in Securities	288,885	10,120	–^	299,005

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Securities round to an amount less than $500.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 19,356	$ 75,567	$(84,800)	$ 3	$ (6)	$ 10,120	10,118,308	$ 93	$ –
SEI Daily Income Trust, Government Fund, Cl F	2,845	103,489	(101,399)	–	–	4,935	4,935,139	1	–

Totals	$ 22,201	$ 179,056	$(186,199)	$ 3	$ (6)	$ 15,055		$ 94	$ –

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	11

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%
Communication Services — 3.0%
Boingo Wireless Inc *	11,750	$164
Boston Omaha Corp, Cl A *	4,081	125
Cable One Inc	314	570
Cars.com Inc *	17,530	256
Cinemark Holdings Inc *(A)	164,922	3,737
Cogent Communications Holdings Inc	19,708	1,490
comScore Inc *	29,480	118
Consolidated Communications Holdings Inc *	58,679	549
Gannett Co Inc *	45,660	234
iHeartMedia Inc, Cl A *	46,030	1,069
Liberty Latin America Ltd, Cl A *	15,290	218
Lions Gate Entertainment Corp, Cl A *(A)	131,737	2,566
MediaAlpha Inc, Cl A *	4,496	190
MSG Networks Inc *	24,685	381
Nexstar Media Group Inc, Cl A	6,149	934
Ooma Inc *	16,852	327
QuinStreet Inc *	14,516	263
TechTarget Inc *	1,782	126
TEGNA Inc	76,411	1,481
TrueCar Inc *	71,262	421
ZipRecruiter Inc, Cl A *	11,540	243

		15,462

Consumer Discretionary — 17.7%
1-800-Flowers.com Inc, Cl A *(A)	14,370	438
2U Inc *	26,802	976
Aaron’s Co Inc/The	29,510	1,061
Academy Sports & Outdoors Inc *	41,931	1,532
Advance Auto Parts Inc	3,575	678
American Axle & Manufacturing Holdings Inc *	14,150	158
American Eagle Outfitters Inc (A)	76,478	2,710
American Outdoor Brands Inc *	18,603	596
American Public Education Inc *	25,764	721
America’s Car-Mart Inc/TX *	2,896	476
Beazer Homes USA Inc *	8,053	192
Biglari Holdings Inc, Cl B *	964	154
Bloomin’ Brands Inc *	37,435	1,106
Boot Barn Holdings Inc *	12,803	978
Boyd Gaming Corp *	9,729	626
Brinker International Inc *	7,276	447
Brunswick Corp/DE	18,709	1,913
Buckle Inc/The	10,019	422
Callaway Golf Co *	43,778	1,616
Carriage Services Inc, Cl A	21,359	819
Carter’s Inc	17,080	1,746
Cato Corp/The, Cl A	23,560	364
Century Communities Inc	14,344	1,167
Churchill Downs Inc	2,880	575
Chuy’s Holdings Inc *	9,460	392

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Clarus Corp	15,592	$369
Cooper-Standard Holdings Inc *	45,931	1,367
Core-Mark Holding Co Inc	20,765	952
Cricut Inc, Cl A *	25,663	867
Crocs Inc *	12,017	1,217
Dave & Buster’s Entertainment Inc *	10,268	434
Deckers Outdoor Corp *	1,961	658
Del Taco Restaurants Inc	17,600	179
Dick’s Sporting Goods Inc	11,248	1,097
Domino’s Pizza Inc	1,581	675
Dorman Products Inc *	5,084	520
El Pollo Loco Holdings Inc *	38,612	651
Ethan Allen Interiors Inc	29,930	864
Everi Holdings Inc *	46,326	960
Fiesta Restaurant Group Inc *	11,520	157
Fox Factory Holding Corp *	9,300	1,446
Funko Inc, Cl A *	39,191	1,029
Genesco Inc *	2,100	115
Goodyear Tire & Rubber Co/The *	38,766	769
Grand Canyon Education Inc *	3,535	321
Green Brick Partners Inc *	28,733	671
Hamilton Beach Brands Holding Co, Cl A	13,407	338
Hanesbrands Inc	24,874	486
Harley-Davidson Inc	18,802	911
Haverty Furniture Cos Inc	19,429	893
Hibbett Sports Inc *	5,763	488
Hooker Furniture Corp	19,182	688
International Game Technology PLC *	39,841	967
Johnson Outdoors Inc, Cl A	3,067	375
KB Home	15,072	706
Kontoor Brands Inc	17,669	1,131
Lovesac Co/The *	8,751	727
Lumber Liquidators Holdings Inc *	20,084	458
Malibu Boats Inc, Cl A *	3,768	295
Marine Products Corp	6,274	102
MarineMax Inc *	3,790	195
Marriott Vacations Worldwide Corp *	3,484	600
MDC Holdings Inc	15,236	883
Modine Manufacturing Co *	225,223	3,962
Monro Inc	12,672	790
Motorcar Parts of America Inc *	5,010	117
Movado Group Inc	8,476	235
Murphy USA Inc	12,343	1,664
Nautilus Inc *(A)	39,498	711
Noodles & Co, Cl A *	13,123	169
Norwegian Cruise Line Holdings Ltd *(A)	60,267	1,923
OneWater Marine Inc, Cl A *	7,829	385
Oxford Industries Inc	9,333	894
Party City Holdco Inc *	86,437	798
Penske Automotive Group Inc	11,447	980
PetMed Express Inc (A)	5,869	170
PlayAGS Inc *	39,623	403

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pool Corp	1,861	$812
Purple Innovation Inc, Cl A *	11,537	329
Red Rock Resorts Inc, Cl A *	22,894	1,024
Rent-A-Center Inc/TX, Cl A	15,591	964
Revolve Group Inc, Cl A *	15,289	848
Sally Beauty Holdings Inc *	42,733	932
Scientific Games Corp, Cl A *	13,277	963
SeaWorld Entertainment Inc *	15,646	852
Shift Technologies Inc *	13,175	93
Shoe Carnival Inc	8,699	587
Shutterstock Inc	18,288	1,660
Skechers USA Inc, Cl A *	31,788	1,510
Skyline Champion Corp *	23,303	1,180
Sonos Inc *	17,272	639
Sportsman’s Warehouse Holdings Inc *	16,450	293
Steven Madden Ltd	19,515	808
Superior Group of Cos Inc	7,280	186
Taylor Morrison Home Corp, Cl A *	57,486	1,703
Tenneco Inc, Cl A *	36,405	571
Texas Roadhouse Inc, Cl A	4,504	454
Tilly’s Inc, Cl A *	58,950	805
Toll Brothers Inc	13,541	883
Tractor Supply Co	4,923	895
Travel + Leisure Co	13,171	858
Unifi Inc *	27,327	752
Urban Outfitters Inc *	69,925	2,738
Vera Bradley Inc *	161,136	1,850
Vista Outdoor Inc *	35,273	1,538
VOXX International Corp, Cl A *	11,920	179
Waitr Holdings Inc *(A)	189,430	385
Weyco Group Inc	5,290	109
Wingstop Inc	3,787	540
Winmark Corp	2,959	579
XPEL Inc *	5,720	469
Zumiez Inc *	9,027	396

		90,009

Consumer Staples — 4.4%
BJ’s Wholesale Club Holdings Inc *	5,620	252
Calavo Growers Inc	8,329	593
Cal-Maine Foods Inc	12,794	447
Casey’s General Stores Inc	3,386	748
Central Garden & Pet Co, Cl A *	27,602	1,441
Darling Ingredients Inc *	8,520	583
elf Beauty Inc *	14,168	397
Energizer Holdings Inc	11,990	552
Hain Celestial Group Inc/The *	11,546	471
Hostess Brands Inc, Cl A *	65,534	1,028
Ingles Markets Inc, Cl A	7,480	463
Ingredion Inc	18,444	1,751
Lamb Weston Holdings Inc	7,797	643
Landec Corp *	11,043	132
Lifevantage Corp *	60,732	484

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Medifast Inc	2,740	$910
MGP Ingredients Inc (A)	13,509	941
Natural Grocers by Vitamin Cottage Inc	30,849	370
Pilgrim’s Pride Corp *	127,296	3,060
Sanderson Farms Inc	8,113	1,320
Seneca Foods Corp, Cl A *	5,207	241
SpartanNash Co	19,206	403
Spectrum Brands Holdings Inc	7,239	644
Tootsie Roll Industries Inc (A)	19,888	622
TreeHouse Foods Inc *	38,269	1,864
Turning Point Brands Inc	14,830	634
United Natural Foods Inc *	7,450	283
Village Super Market Inc, Cl A	15,009	362
Weis Markets Inc	13,638	694

		22,333

Energy — 3.5%
Antero Resources Corp *	74,922	967
Berry Corp	20,337	129
Bonanza Creek Energy Inc	5,047	217
Cabot Oil & Gas Corp, Cl A (A)	33,098	543
Cactus Inc, Cl A	35,079	1,229
Cimarex Energy Co	33,159	2,246
Comstock Resources Inc *	48,250	272
Delek US Holdings Inc	141,955	3,164
Denbury Inc *	17,342	1,162
DHT Holdings Inc	37,530	240
Diamondback Energy Inc	17,456	1,398
DMC Global Inc *	8,339	442
Evolution Petroleum Corp	45,219	167
Helmerich & Payne Inc	23,942	676
HollyFrontier Corp	13,460	437
National Energy Services Reunited Corp *	13,390	172
NCS Multistage Holdings Inc *	2,960	86
Oasis Petroleum Inc	7,964	706
Overseas Shipholding Group Inc, Cl A *	44,058	102
PDC Energy Inc	24,721	1,044
Range Resources Corp *	63,976	868
RPC Inc *	21,650	106
Scorpio Tankers Inc	10,010	224
Select Energy Services Inc, Cl A *	32,073	182
Solaris Oilfield Infrastructure Inc, Cl A	11,990	120
Texas Pacific Land Corp	398	578
W&T Offshore Inc *	160,230	599

		18,076

Financials — 18.1%
Affiliated Managers Group Inc	4,472	734
Amalgamated Financial Corp	12,690	206
Amerant Bancorp Inc, Cl A *	6,000	145
American Equity Investment Life Holding Co	76,256	2,326
Argo Group International Holdings Ltd	21,629	1,160
Atlantic Capital Bancshares Inc *	9,871	278

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
B Riley Financial Inc	3,889	$286
Banco Latinoamericano de Comercio Exterior SA, Cl E	8,440	129
Bank of Marin Bancorp	6,620	223
Bank of NT Butterfield & Son Ltd/The	47,619	1,816
Bank OZK	23,190	990
BankUnited Inc	160,911	7,690
Bridgewater Bancshares Inc *	9,737	169
BRP Group Inc, Cl A *	4,240	104
Build Acquisition Corp *	22,552	223
Capital Bancorp Inc *	5,940	131
Carter Bankshares Inc *	13,305	207
Central Pacific Financial Corp	9,860	273
Chimera Investment Corp ‡	120,129	1,697
CNO Financial Group Inc	155,400	4,127
Cohen & Steers Inc	8,762	641
Community Bankers Trust Corp	17,130	151
Community Financial Corp/The	14,914	529
Cowen Inc, Cl A (A)	24,089	947
Crawford & Co, Cl A	23,300	225
Curo Group Holdings Corp	7,366	122
Customers Bancorp Inc *	11,631	440
Dynex Capital Inc	50,921	996
Eagle Bancorp Montana Inc	4,490	112
Enova International Inc *	5,640	214
ESSA Bancorp Inc	7,210	114
EZCORP Inc, Cl A *	39,000	287
FactSet Research Systems Inc	1,787	598
Farmers National Banc Corp	12,110	211
First Bancshares Inc/The	3,358	131
First Citizens BancShares Inc/NC, Cl A (A)	1,154	993
First Commonwealth Financial Corp	157,129	2,381
First Community Bankshares Inc	11,350	354
First Financial Corp/IN	3,860	175
First Horizon Corp	166,397	3,173
First Midwest	91,555	1,916
First of Long Island Corp/The	8,291	187
Flushing Financial Corp	15,650	366
FNB Corp/PA	399,326	5,355
Foley Trasimene Acquisition Corp *	28,668	315
Globe Life Inc	5,572	587
Greenhill & Co Inc	14,183	247
Greenlight Capital Re Ltd, Cl A *	11,900	110
Hamilton Lane Inc, Cl A	3,520	318
Hanmi Financial Corp	10,448	219
Hanover Insurance Group Inc/The	12,463	1,738
HarborOne Bancorp Inc	39,763	591
HBT Financial Inc	13,300	242
HCI Group Inc (A)	6,482	522
Hercules Capital (A)	93,219	1,583
Heritage Commerce Corp	10,276	122
Heritage Insurance Holdings Inc	11,050	92

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Home BancShares Inc/AR	35,135	$961
HomeTrust Bancshares Inc	8,150	231
Independent Bank Corp/MI	5,865	137
Jaws Acquisition Corp, Cl A *	43,913	637
Kemper Corp	11,063	828
KKR Real Estate Finance Trust Inc	6,047	129
Level One Bancorp Inc	4,611	128
LPL Financial Holdings Inc	6,923	1,024
Macatawa Bank Corp	22,176	213
MarketAxess Holdings Inc	887	414
Mercantile Bank Corp	4,473	145
Metropolitan Bank Holding Corp *	4,305	275
MGIC Investment Corp	134,505	1,980
Morningstar Inc	2,373	560
Nicolet Bankshares Inc *	3,697	293
Northeast Bank	10,640	312
OFG Bancorp	74,015	1,784
OneMain Holdings Inc, Cl A	17,722	1,025
OP Bancorp	10,750	111
Oportun Financial Corp *	7,346	140
Oppenheimer Holdings Inc, Cl A	3,537	177
Origin Bancorp Inc	2,630	116
PacWest Bancorp	106,903	4,829
PCSB Financial Corp	10,680	196
Peapack-Gladstone Financial Corp	5,934	197
PennantPark Investment Corp	26,016	173
Peoples Bancorp Inc/OH	18,740	609
Pinnacle Financial Partners Inc	36,940	3,359
Popular Inc	12,301	1,004
Professional Holding Corp, Cl A *	6,016	110
Prosperity Bancshares Inc	9,548	719
Provident Bancorp Inc	9,295	157
Pzena Investment Management Inc, Cl A	18,436	214
RBB Bancorp	13,380	326
Regional Management Corp	3,969	186
Richmond Mutual BanCorp Inc (A)	7,707	113
Safeguard Scientifics Inc *	33,742	236
Selectquote Inc *	14,846	302
Signature Bank/New York NY	3,737	933
Silvercrest Asset Management Group Inc, Cl A	20,690	329
StepStone Group Inc, Cl A	25,431	806
Sterling Bancorp/DE	97,294	2,592
Tishman Speyer Innovation Corp II *	22,840	228
Trean Insurance Group Inc *	22,753	382
TriState Capital Holdings Inc *	9,927	228
Triumph Bancorp Inc *	9,186	769
TS Innovation Acquisitions Corp, Cl A *	23,968	257
Umpqua Holdings Corp	292,971	5,590
Unity Bancorp Inc	5,390	131
Universal Insurance Holdings Inc	14,410	203
Univest Financial Corp	52,968	1,545

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Warrior Technologies Acquisition Co *	23,397	$234
Waterstone Financial Inc	33,684	666
Western Alliance Bancorp	24,280	2,428
WisdomTree Investments Inc	70,268	471

		92,360

Health Care — 10.6%
4D Molecular Therapeutics Inc *	8,319	221
Abeona Therapeutics Inc *(A)	113,087	187
Acadia Healthcare Co Inc *	17,295	1,113
Accuray Inc *	39,710	169
Affimed NV *	120,210	1,066
Agenus Inc *	70,680	301
Albireo Pharma Inc *	9,571	320
Aldeyra Therapeutics Inc *(A)	52,940	663
AMN Healthcare Services Inc *	4,745	421
Amneal Pharmaceuticals Inc *	19,390	110
AnaptysBio Inc *	33,309	795
Anika Therapeutics Inc *	6,965	325
Annovis Bio Inc *(A)	11,612	524
Apyx Medical Corp *	11,667	114
Argenx SE ADR *	759	212
Arvinas Inc *	2,679	195
Atreca Inc, Cl A *	11,225	101
AtriCure Inc *	13,838	1,034
Avid Bioservices Inc *	14,994	319
Avidity Biosciences Inc *	19,357	460
Axogen Inc *	15,017	305
BioCryst Pharmaceuticals Inc *	58,207	918
BioDelivery Sciences International Inc *	148,474	524
C4 Therapeutics Inc *	2,297	85
Cardiovascular Systems Inc *	7,660	300
CareDx Inc *	3,763	303
Castle Biosciences Inc *	2,091	125
Certara Inc *	2,516	66
Chemed Corp	1,386	681
Co-Diagnostics Inc *(A)	118,911	960
Computer Programs and Systems Inc *	5,406	175
Cross Country Healthcare Inc *	18,890	296
CryoLife Inc *	5,618	162
Curis Inc *	46,287	666
Cutera Inc *(A)	15,127	581
CytomX Therapeutics Inc *	13,404	96
CytoSorbents Corp *	16,977	137
DBV Technologies SA ADR *	25,100	147
Deciphera Pharmaceuticals Inc *	4,864	164
Dynavax Technologies Corp, Cl A *(A)	21,977	180
Eagle Pharmaceuticals Inc/DE *	12,271	486
Eargo Inc *(A)	11,397	388
Electromed Inc *	15,440	152
Encompass Health Corp	7,998	686
Ensign Group Inc/The	18,311	1,523
Envista Holdings Corp *	35,953	1,569

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Enzo Biochem Inc *	66,759	$206
Evolent Health Inc, Cl A *	7,057	137
FONAR Corp *	13,050	236
Forma Therapeutics Holdings Inc *	5,640	158
Forte Biosciences Inc *	5,820	207
Generation Bio Co *	9,280	318
Harpoon Therapeutics Inc *	5,278	109
HealthEquity Inc *	5,543	461
HealthStream Inc *	10,080	264
Heron Therapeutics Inc *	18,391	244
Heska Corp *	1,260	250
Inari Medical Inc *	1,624	141
Inhibrx Inc *	9,445	200
Innovage Holding Corp *	2,604	56
Innoviva Inc *	64,831	872
Inovalon Holdings Inc, Cl A *	12,497	392
Instil Bio Inc *	6,901	123
Integra LifeSciences Holdings Corp *	16,523	1,141
Invacare Corp *	15,860	127
iRadimed Corp *	5,256	146
Itamar Medical Ltd ADR *	7,805	160
Kindred Biosciences Inc *	25,056	121
Kiniksa Pharmaceuticals Ltd, Cl A *	17,022	232
Kodiak Sciences Inc *	3,182	266
LeMaitre Vascular Inc	12,311	630
Luminex Corp	6,595	243
Marinus Pharmaceuticals Inc *(A)	10,135	170
MEDNAX Inc *	8,437	270
MeiraGTx Holdings plc *	13,723	189
Meridian Bioscience Inc *	8,419	175
Merit Medical Systems Inc *	10,814	652
Metacrine Inc *	11,521	47
Minerva Neurosciences Inc *	56,510	167
Mustang Bio Inc *	32,597	109
Neoleukin Therapeutics Inc *	10,030	101
Nevro Corp *	1,349	203
NuVasive Inc *	12,664	864
Olema Pharmaceuticals Inc *	4,705	132
Omnicell Inc *	10,255	1,425
OraSure Technologies Inc *	9,675	93
Organogenesis Holdings Inc, Cl A *	36,083	643
ORIC Pharmaceuticals Inc *	7,210	165
Outset Medical Inc *	13,880	670
Owens & Minor Inc	30,199	1,350
PAVmed Inc *(A)	128,008	678
PMV Pharmaceuticals Inc *	4,605	158
Praxis Precision Medicines Inc *(A)	5,680	111
Precision BioSciences Inc *	25,502	269
Prestige Consumer Healthcare Inc *	28,115	1,402
Privia Health Group Inc *	6,215	203
Progyny Inc *	14,340	918
Prothena Corp PLC *	11,155	325

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pulmonx Corp *	8,249	$354
Quest Diagnostics Inc	4,961	653
Quidel Corp *	2,580	305
Quotient Ltd *	27,865	116
RAPT Therapeutics Inc *	5,872	113
Relay Therapeutics Inc *	4,869	156
Renalytix AI PLC ADR *	6,167	203
Revance Therapeutics Inc *	9,747	289
Rigel Pharmaceuticals Inc *	82,228	306
Rubius Therapeutics Inc *(A)	27,222	665
Select Medical Holdings Corp	33,120	1,327
Sharps Compliance Corp *	7,926	108
Shockwave Medical Inc *	7,063	1,271
SIGA Technologies Inc *	34,559	244
Spectrum Pharmaceuticals Inc *	59,940	207
SpringWorks Therapeutics Inc *	2,853	233
STAAR Surgical Co *	5,396	788
STERIS PLC	4,095	782
Surgery Partners Inc *	21,821	1,277
Surmodics Inc *	4,260	226
Syneos Health Inc, Cl A *	5,790	509
Syros Pharmaceuticals Inc *	21,747	140
Talis Biomedical Corp *	10,062	98
TCR2 Therapeutics Inc *	9,336	179
Tenet Healthcare Corp *	14,761	988
Treace Medical Concepts Inc *	4,810	156
United Therapeutics Corp *	4,526	841
Utah Medical Products Inc	1,302	112
Veracyte Inc *	8,935	349
Vericel Corp *	11,884	671
Viemed Healthcare Inc *	60,816	475
Viking Therapeutics Inc *	29,774	156
Vocera Communications Inc *	3,843	130
Voyager Therapeutics Inc *	26,626	113
Xeris Pharmaceuticals Inc *	31,005	97

		53,891

Industrials — 18.4%
ABM Industries Inc	27,016	1,348
ACCO Brands Corp	487,280	4,439
Acuity Brands Inc	4,786	889
ACV Auctions Inc, Cl A *	10,150	263
Advanced Drainage Systems Inc	11,414	1,295
AGCO Corp	4,370	605
Air Lease Corp, Cl A	14,152	666
Allegiant Travel Co, Cl A *	2,646	586
Allied Motion Technologies Inc	3,208	114
Altra Industrial Motion Corp	24,583	1,615
ArcBest Corp	10,448	813
Atkore Inc *	18,111	1,398
Atlas Air Worldwide Holdings Inc *	11,827	886
Avis Budget Group Inc *	13,302	1,168
Boise Cascade Co	13,498	891

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Builders FirstSource Inc *	15,759	$702
BWX Technologies Inc	30,241	1,891
CACI International Inc, Cl A *	4,532	1,155
CAI International Inc	18,060	775
Carlisle Cos Inc	3,970	763
CECO Environmental Corp *	23,052	176
Chart Industries Inc *	4,234	618
Cimpress PLC *	3,628	360
CIRCOR International Inc *	18,341	690
Clean Harbors Inc *	23,721	2,208
Cornerstone Building Brands Inc *	50,738	860
Covenant Logistics Group Inc, Cl A *	16,006	360
CRA International Inc	9,358	766
Daseke Inc *	19,450	141
Ducommun Inc *	7,720	415
DXP Enterprises Inc/TX *	13,605	420
Echo Global Logistics Inc *	19,200	656
EMCOR Group Inc	14,541	1,834
Energy Recovery Inc *	40,150	763
Enerpac Tool Group Corp, Cl A	26,864	736
Ennis Inc	19,425	407
EnPro Industries Inc	11,955	1,100
Forrester Research Inc *	10,063	432
Forward Air Corp	13,013	1,261
Franklin Covey Co *	8,950	277
Graham Corp	10,440	153
Great Lakes Dredge & Dock Corp *	13,020	190
Harsco Corp *	42,012	942
HC2 Holdings Inc *	38,884	156
Heartland Express Inc	6,343	115
Heidrick & Struggles International Inc	6,959	299
Herc Holdings Inc *	9,240	1,063
Heritage-Crystal Clean Inc *	39,064	1,203
Hexcel Corp *	17,527	1,042
Hillenbrand Inc	11,641	531
Hudson Technologies Inc *	97,706	275
Huntington Ingalls Industries Inc	3,814	825
Huron Consulting Group Inc *	19,170	1,049
Insteel Industries Inc	3,477	122
ITT Inc	19,878	1,867
JetBlue Airways Corp *	149,485	3,005
John Bean Technologies Corp	7,790	1,122
KBR Inc	23,898	974
Kelly Services Inc, Cl A *	21,538	553
Kennametal Inc	4,018	151
Kirby Corp *	6,637	434
Korn Ferry	22,321	1,460
Landstar System Inc	3,537	603
Manitowoc Co Inc/The *	6,510	168
ManTech International Corp/VA, Cl A	7,434	647
Masonite International Corp *	20,996	2,510
MasTec Inc *	9,945	1,157

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Matson Inc	13,658	$883
Mesa Air Group Inc *	9,118	89
Middleby Corp/The *	7,267	1,194
Miller Industries Inc/TN	3,459	145
Montrose Environmental Group Inc *	11,579	581
MRC Global Inc *	39,220	421
MSC Industrial Direct Co Inc, Cl A	9,643	910
MYR Group Inc *	5,225	455
NN Inc *	163,893	1,231
Nordson Corp	2,529	561
Northwest Pipe Co *	9,402	298
nVent Electric PLC	26,274	855
Oshkosh Corp	8,240	1,083
Park Aerospace Corp	24,355	376
Powell Industries Inc	12,512	430
Quanex Building Products Corp	14,928	398
Quanta Services Inc	10,342	986
Regal Beloit Corp	14,172	2,016
Resources Connection Inc	15,673	228
Rexnord Corp	15,035	751
Ritchie Bros Auctioneers Inc	12,622	754
Robert Half International Inc	11,170	992
Shyft Group Inc/The	26,400	1,029
Snap-on Inc	4,007	1,020
SP Plus Corp *	11,043	361
SPX FLOW Inc	15,596	1,070
Standex International Corp	17,710	1,765
Sterling Construction Co Inc *	9,694	218
Systemax Inc	15,785	542
Team Inc *	63,748	542
Tennant Co	7,014	580
Terex Corp	16,710	875
Tetra Tech Inc	5,685	679
Textainer Group Holdings Ltd *	16,210	546
TriNet Group Inc *	10,810	814
TrueBlue Inc *	20,528	557
Tutor Perini Corp *	19,414	300
UniFirst Corp/MA	2,940	652
Universal Logistics Holdings Inc	4,210	105
US Xpress Enterprises Inc, Cl A *	9,848	111
Valmont Industries Inc	2,863	710
Vectrus Inc *	3,212	164
Veritiv Corp *	6,860	421
Vidler Water Resouces Inc *(A)	12,510	131
Wabash National Corp	18,700	298
WESCO International Inc *	47,971	5,112
Willdan Group Inc *	4,190	152

		93,749

Information Technology — 12.8%
8x8 Inc *	15,074	355
A10 Networks Inc *	76,317	743
Actua Corp *(B)(C)	39,640	2

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Alkami Technology Inc *	2,458	$82
Allegro MicroSystems Inc *	7,073	185
Alliance Data Systems Corp	24,263	2,937
American Software Inc/GA, Cl A	8,619	173
Asure Software Inc *	23,020	194
AudioCodes Ltd	22,190	716
Avid Technology Inc *	42,415	1,310
Axcelis Technologies Inc *	17,978	745
Badger Meter Inc	6,667	637
Belden Inc	19,980	1,011
Benefitfocus Inc *	24,049	356
BM Technologies Inc *	1,709	22
Brightcove Inc *	19,345	280
Broadridge Financial Solutions Inc	3,866	617
Brooks Automation Inc	12,212	1,247
Calix Inc *	16,536	733
Casa Systems Inc *	48,618	422
Cass Information Systems Inc	2,150	98
Cerence Inc *	1,206	115
ChannelAdvisor Corp *	14,685	348
CMC Materials Inc	4,236	654
Cognex Corp	5,241	416
CommScope Holding Co Inc *	46,104	936
CommVault Systems Inc *	13,455	1,025
Comtech Telecommunications Corp	8,490	215
CTS Corp	9,495	363
CyberOptics Corp *	7,343	219
Datto Holding Corp *	9,014	243
Digi International Inc *	10,339	196
DSP Group Inc *	27,702	435
E2open Parent Holdings Inc *	59,344	756
eGain Corp *	15,917	160
EMCORE Corp *	85,189	826
ExlService Holdings Inc *	10,295	1,050
Genasys Inc *	24,877	136
GSI Technology Inc *	19,399	121
Hackett Group Inc/The	30,956	551
Harmonic Inc *	112,682	785
Ichor Holdings Ltd *	22,430	1,262
Insight Enterprises Inc *	8,803	920
International Money Express Inc *	52,481	801
J2 Global Inc *(A)	26,423	3,291
Jabil Inc	17,134	967
Jack Henry & Associates Inc	3,326	513
Kimball Electronics Inc *	5,539	124
Littelfuse Inc	2,776	725
Lumentum Holdings Inc *	11,331	922
MACOM Technology Solutions Holdings Inc *	13,590	805
Manhattan Associates Inc *	5,434	739
Maximus Inc	7,215	669
Mimecast Ltd *	15,271	763

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mitek Systems Inc *	21,817	$370
Model N Inc *	7,251	259
Napco Security Technologies Inc *	8,978	292
NCR Corp *	50,501	2,434
NeoPhotonics Corp *	29,583	302
nLight Inc *	5,200	152
Onto Innovation Inc *	10,205	732
Perficient Inc *	12,196	873
Photronics Inc *	150,187	2,034
Ping Identity Holding Corp *	9,385	226
Power Integrations Inc	5,634	463
QAD Inc, Cl A	5,116	366
Rackspace Technology Inc *(A)	74,918	1,512
Ribbon Communications Inc *	30,389	226
Rimini Street Inc *	57,772	376
Rogers Corp *	11,490	2,153
Sanmina Corp *	22,267	938
ScanSource Inc *	3,160	96
SecureWorks Corp, Cl A *	26,293	370
Shift4 Payments Inc, Cl A *	7,259	677
Silicon Motion Technology Corp ADR	56,322	3,716
SMART Global Holdings Inc *	14,709	697
StarTek Inc *	41,701	264
Super Micro Computer Inc *	60,983	2,119
SVMK Inc *	36,285	706
Synaptics Inc *	4,854	613
SYNNEX Corp	7,419	939
TTEC Holdings Inc	10,266	1,113
Turtle Beach Corp *(A)	16,180	536
Ultra Clean Holdings Inc *	13,857	781
Universal Display Corp	3,323	717
Upland Software Inc *	4,652	191
Veeco Instruments Inc *	11,315	270
Vertex Inc, Cl A *	1,465	28
Viavi Solutions Inc *	97,403	1,707
Workiva Inc, Cl A *	8,059	765
Zuora Inc, Cl A *	22,378	346

		65,275

Materials — 6.1%
Alamos Gold Inc, Cl A	58,476	534
Alcoa Corp *	23,104	917
American Vanguard Corp	8,660	159
Arconic Corp *	26,431	956
B2Gold Corp (A)	353,370	1,802
Cabot Corp	13,421	853
Century Aluminum Co *	54,983	748
Clearwater Paper Corp *	4,390	125
Commercial Metals Co	105,955	3,334
Eagle Materials Inc	6,400	939
Element Solutions Inc	38,134	892
Forterra Inc *	31,790	743
Gold Resource Corp	48,256	134

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hawkins Inc	3,600	$123
HB Fuller Co	13,522	935
Ingevity Corp *	11,941	983
Innospec Inc	7,757	784
Kaiser Aluminum Corp	6,377	825
Koppers Holdings Inc *	11,021	382
Livent Corp *(A)	56,815	1,109
Louisiana-Pacific Corp	17,794	1,196
O-I Glass Inc, Cl I *	66,063	1,218
Olin Corp	42,687	2,087
Quaker Chemical Corp	2,844	690
Ranpak Holdings Corp, Cl A *	40,647	898
Reliance Steel & Aluminum Co	10,521	1,768
Ryerson Holding Corp *	28,803	477
Schnitzer Steel Industries Inc, Cl A	8,457	461
Sealed Air Corp	15,719	894
Silgan Holdings Inc	16,777	707
Summit Materials Inc, Cl A *	25,829	899
TimkenSteel Corp *	9,130	138
Tredegar Corp	8,920	136
Valvoline Inc	69,447	2,292

		31,138

Real Estate — 2.2%
Alexandria Real Estate Equities Inc ‡	3,985	710
American Campus Communities Inc ‡	21,672	1,022
Americold Realty Trust ‡	15,689	597
Broadstone Net Lease Inc, Cl A ‡	41,310	902
Columbia Property Trust Inc ‡	55,761	975
Corporate Office Properties Trust ‡	25,179	695
Global Medical REIT Inc ‡	15,010	216
Innovative Industrial Properties Inc, Cl A ‡(A)	4,037	728
Kennedy-Wilson Holdings Inc	18,240	362
Lexington Realty Trust, Cl B ‡	54,327	673
NETSTREIT Corp ‡	7,954	178
Newmark Group Inc, Cl A	129,152	1,666
NexPoint Residential Trust Inc ‡	12,823	665
PotlatchDeltic Corp ‡	14,925	898
QTS Realty Trust Inc, Cl A ‡	8,950	567
Retail Value Inc ‡	11,397	200
Tejon Ranch Co *	7,750	116

		11,170

Utilities — 1.7%
Algonquin Power & Utilities Corp	40,885	625
American States Water Co	3,737	297
Artesian Resources Corp, Cl A	3,892	161
Black Hills Corp	15,205	1,000
Consolidated Water Co Ltd (A)	15,281	188
Genie Energy Ltd, Cl B *	57,653	352
IDACORP Inc	12,237	1,199
Portland General Electric Co	59,793	2,866

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pure Cycle Corp *	19,877	$281
Spark Energy Inc, Cl A (A)	21,568	224
Spire Inc	11,056	792
UGI Corp	16,381	754

		8,739

Total Common Stock (Cost $369,787) ($ Thousands)		502,202

	Number of Warrants
WARRANT — 0.0%
TS Innovation Acquisitions Corp, Expires 01/03/2027 Strike Price $11.50*	7,989	19

Total Warrant (Cost $15) ($ Thousands)		19

	Number of Rights
RIGHTS — 0.0%
Media General Inc CVR *‡‡(C)	3,306	–

Total Rights (Cost $—) ($ Thousands)		–

	Shares
AFFILIATED PARTNERSHIP — 6.3%
SEI Liquidity Fund, L.P. 0.010% **†(D)	31,940,813	31,950

Total Affiliated Partnership (Cost $31,942) ($ Thousands)		31,950

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	9,606,149	9,606

Total Cash Equivalent (Cost $9,606) ($ Thousands)		9,606

Total Investments in Securities — 106.7%
(Cost $411,350) ($ Thousands)		$543,777

Percentages are based on Net Assets of $509,597 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021 was $28,090 ($ Thousands).

(B)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2021 was $2 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $31,950 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	502,200	–	2	502,202
Warrant	19	–	–	19
Rights	–	–	–^	–
Affiliated Partnership	–	31,950	–	31,950
Cash Equivalent	9,606	–	–	9,606

Total Investments in Securities	511,825	31,950	2	543,777

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Securities market value less than $500.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small Cap II Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$40,682	$157,594	$(166,317)	$2	$(11)	$31,950	31,940,813	$203	$—
SEI Daily Income Trust, Government Fund, Cl F	8,951	210,124	(209,469)	—	—	9,606	9,606,149	1	—

Totals	$49,633	$367,718	$(375,786)	$2	$(11)	$41,556		$204	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	9

SCHEDULE OF INVESTMENTS

May 31, 2021

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.3%

Communication Services — 3.3%
AMC Networks Inc, Cl A *(A)	33,600	$1,804
Cable One Inc	1,354	2,458
Cargurus Inc, Cl A *	34,666	978
Cars.com Inc *	51,100	747
Cogent Communications Holdings Inc	45,937	3,473
Entercom Communications Corp, Cl A *	173,700	756
EW Scripps Co/The, Cl A	51,822	1,099
Genius Sports Ltd *(A)	79,670	1,920
Gray Television Inc	59,700	1,389
John Wiley & Sons Inc, Cl A	59,767	3,788
Lumen Technologies Inc	68,600	949
Meredith Corp *	31,487	1,061
Nexstar Media Group Inc, Cl A	84,257	12,799
QuinStreet Inc *	44,854	812
TechTarget Inc *	15,706	1,104
TEGNA Inc	72,400	1,404
ViacomCBS Inc, Cl B	27,300	1,158
ZipRecruiter Inc, Cl A *	39,263	825

		38,524

Consumer Discretionary — 14.6%
1-800-Flowers.com Inc, Cl A *(A)	31,035	946
2U Inc *(A)	85,908	3,129
Aaron’s Co Inc/The	127,365	4,581
Advance Auto Parts Inc	15,428	2,927
American Axle & Manufacturing Holdings Inc *	90,600	1,015
American Eagle Outfitters Inc (A)	189,950	6,730
Asbury Automotive Group Inc *	7,077	1,403
Bally’s Corp *	47,660	2,766
Beazer Homes USA Inc *	57,388	1,366
Big Lots Inc	32,600	1,987
BJ’s Restaurants Inc *	18,257	1,009
Boot Barn Holdings Inc *	63,500	4,851
BorgWarner Inc	34,400	1,764
Brinker International Inc *	16,760	1,030
Brunswick Corp/DE	42,274	4,322
Camping World Holdings Inc, Cl A (A)	27,318	1,213
Canada Goose Holdings Inc *(A)	24,663	995
Carter’s Inc	6,608	676
Century Communities Inc	18,182	1,480
Churchill Downs Inc	12,429	2,480
Cooper Tire & Rubber Co	27,500	1,633
Core-Mark Holding Co Inc	89,622	4,110
Crocs Inc *	10,640	1,077
Del Taco Restaurants Inc	100,594	1,022
Dick’s Sporting Goods Inc	81,180	7,917
Domino’s Pizza Inc	6,825	2,913
Ethan Allen Interiors Inc	42,200	1,218
Everi Holdings Inc *	75,034	1,555
Foot Locker Inc	47,100	2,981

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fox Factory Holding Corp *	4,657	$724
frontdoor Inc *	37,857	2,033
Goodyear Tire & Rubber Co/The *	46,700	926
Grand Canyon Education Inc *	12,589	1,145
Green Brick Partners Inc *	38,213	892
Group 1 Automotive Inc (A)	12,300	1,962
Hanesbrands Inc	139,519	2,726
Harley-Davidson Inc	42,300	2,050
Haverty Furniture Cos Inc (A)	74,056	3,402
Helen of Troy Ltd *	7,441	1,566
Jack in the Box Inc	9,424	1,071
KB Home	65,051	3,045
Kohl’s Corp	18,000	999
Lear Corp	9,400	1,818
Lithia Motors Inc, Cl A	16,925	5,957
Malibu Boats Inc, Cl A *	8,300	651
MarineMax Inc *	16,704	859
MDC Holdings Inc	27,972	1,621
Monro Inc	54,691	3,409
Office Depot Inc *	43,718	1,912
Patrick Industries Inc	15,745	1,349
Perdoceo Education Corp *	35,100	428
Polaris Inc	4,513	592
Pool Corp	8,033	3,507
PulteGroup Inc	40,500	2,341
Qurate Retail Inc *	68,700	936
Red Rock Resorts Inc, Cl A *	26,230	1,174
Rent-A-Center Inc/TX, Cl A	37,524	2,319
Sally Beauty Holdings Inc *	170,498	3,718
Shoe Carnival Inc	20,304	1,371
Shutterstock Inc	47,048	4,270
Skechers USA Inc, Cl A *	87,283	4,146
Sleep Number Corp *(A)	9,600	1,070
Sonic Automotive Inc, Cl A (A)	42,900	2,069
Stride Inc *	41,500	1,116
Taylor Morrison Home Corp, Cl A *	36,544	1,082
Toll Brothers Inc	39,300	2,564
TopBuild Corp *	18,010	3,567
Tractor Supply Co	21,247	3,861
Travel + Leisure Co	12,900	840
Under Armour Inc, Cl C *(A)	49,675	947
Vista Outdoor Inc *	33,964	1,481
Vroom Inc *(A)	55,964	2,474
Whirlpool Corp	12,800	3,035
Williams-Sonoma Inc	7,100	1,204
Wingstop Inc	32,347	4,615
Winnebago Industries Inc	14,053	1,039
Wyndham Hotels & Resorts Inc	62,020	4,655

		171,634

Consumer Staples — 3.4%
Calavo Growers Inc	35,947	2,559
Casey’s General Stores Inc	14,615	3,228

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Central Garden & Pet Co, Cl A *	22,150	$1,217
Freshpet Inc *	31,100	5,499
Hostess Brands Inc, Cl A *	285,718	4,480
Ingles Markets Inc, Cl A	23,000	1,425
Ingredion Inc	24,400	2,316
J & J Snack Foods Corp	7,000	1,229
J M Smucker Co/The	19,900	2,652
Lamb Weston Holdings Inc	33,651	2,776
Molson Coors Beverage Co, Cl B *(A)	33,900	1,977
Sanderson Farms Inc	6,738	1,097
SpartanNash Co	42,000	881
Spectrum Brands Holdings Inc	32,370	2,877
Sprouts Farmers Market Inc *	40,400	1,075
United Natural Foods Inc *	31,195	1,184
Universal Corp/VA	23,000	1,289
USANA Health Sciences Inc *	10,614	1,122
Weis Markets Inc (A)	12,900	656

		39,539

Energy — 2.0%
Antero Resources Corp *	119,984	1,549
Cabot Oil & Gas Corp, Cl A (A)	142,854	2,343
Cactus Inc, Cl A	34,285	1,201
Diamondback Energy Inc	42,543	3,406
HollyFrontier Corp	41,500	1,348
Magnolia Oil & Gas Corp, Cl A *	117,663	1,520
Matador Resources Co	50,381	1,544
Oasis Petroleum Inc	34,372	3,046
Pioneer Natural Resources Co	14,784	2,250
Rattler Midstream LP (B)	117,616	1,240
Southwestern Energy Co *	270,000	1,396
Viper Energy Partners LP (B)	89,835	1,620
World Fuel Services Corp	23,800	731

		23,194

Financials — 14.8%
AG Mortgage Investment Trust Inc ‡	61,500	262
Ally Financial Inc	46,700	2,555
American Equity Investment Life Holding Co	28,100	857
American Financial Group Inc/OH	23,270	3,096
Ameriprise Financial Inc	9,800	2,546
Annaly Capital Management Inc ‡	114,200	1,059
Ares Capital Corp	46,600	907
Artisan Partners Asset Management Inc, Cl A	21,836	1,115
Associated Banc-Corp	124,500	2,862
Banco Latinoamericano de Comercio
Exterior SA, Cl E	30,600	467
Bank OZK	116,862	4,991
BankUnited Inc	20,600	985
Banner Corp	19,825	1,160
BGC Partners Inc, Cl A	648,064	3,824
Chimera Investment Corp ‡	61,200	865

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Citizens Financial Group Inc	47,600	$2,375
CNA Financial Corp	40,900	1,955
CNO Financial Group Inc	79,400	2,109
Cohen & Steers Inc	54,185	3,963
Columbia Banking System Inc	110,301	4,761
Cowen Inc, Cl A (A)	29,375	1,155
Customers Bancorp Inc *	34,396	1,302
Donnelley Financial Solutions Inc *	5,407	161
Equitable Holdings Inc	49,900	1,584
Essent Group Ltd	17,600	842
Everest Re Group Ltd	3,100	806
FactSet Research Systems Inc	7,712	2,579
Federal Agricultural Mortgage Corp, Cl C	11,000	1,116
Fifth Third Bancorp	28,100	1,184
First American Financial Corp	31,700	2,039
First BanCorp/Puerto Rico	90,800	1,161
First Financial Bankshares Inc	121,103	6,098
First Horizon Corp	127,500	2,431
First Merchants Corp	63,120	2,925
Flushing Financial Corp	36,700	858
FNB Corp/PA	102,600	1,376
FS KKR Capital Corp (A)	47,600	1,046
Fulton Financial Corp	133,069	2,306
Globe Life Inc	24,048	2,535
Hamilton Lane Inc, Cl A	50,243	4,541
Hancock Whitney Corp	23,200	1,149
Hanmi Financial Corp	62,800	1,318
Heartland Financial USA Inc	20,397	1,015
Heritage Financial Corp/WA	39,627	1,150
Home BancShares Inc/AR	151,644	4,149
Houlihan Lokey Inc, Cl A	13,120	983
Jaws Acquisition Corp, Cl A *(A)	163,731	2,376
KeyCorp	78,400	1,806
Lincoln National Corp	17,400	1,214
LPL Financial Holdings Inc	10,019	1,482
MarketAxess Holdings Inc	3,828	1,786
Meta Financial Group Inc	25,297	1,341
MFA Financial Inc ‡	165,000	721
MGIC Investment Corp	81,200	1,195
Moelis & Co, Cl A	21,357	1,147
Morningstar Inc	10,243	2,417
Navient Corp	92,300	1,686
New Residential Investment Corp ‡	85,300	903
Oaktree Specialty Lending Corp	218,200	1,471
OFG Bancorp	42,300	1,019
Pacific Premier Bancorp Inc	70,776	3,254
PacWest Bancorp	243,345	10,992
Piper Sandler Cos	9,290	1,184
Popular Inc	29,100	2,375
Preferred Bank/Los Angeles CA	14,000	956
Prospect Capital Corp	159,000	1,350
Prosperity Bancshares Inc	41,211	3,101

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Radian Group Inc	40,700	$950
Regions Financial Corp	51,500	1,206
Reinsurance Group of America Inc, Cl A	8,100	1,021
Renasant Corp	26,300	1,163
Republic Bancorp Inc/KY, Cl A	23,300	1,082
Selective Insurance Group Inc	14,446	1,087
ServisFirst Bancshares Inc	20,112	1,397
Starwood Property Trust Inc ‡	235,425	5,977
Stewart Information Services Corp	22,027	1,329
Stifel Financial Corp	70,733	4,900
Synovus Financial Corp	32,000	1,572
Towne Bank/Portsmouth VA	35,968	1,152
UMB Financial Corp	13,409	1,297
Umpqua Holdings Corp	69,100	1,318
United Bankshares Inc/WV	28,731	1,183
United Community Banks Inc/GA	147,979	5,117
Universal Insurance Holdings Inc	27,000	381
Unum Group	39,000	1,208
Veritex Holdings Inc	37,669	1,323
Voya Financial Inc	20,900	1,369
WisdomTree Investments Inc (A)	188,771	1,265
Zions Bancorp NA	42,000	2,431

		174,027

Health Care — 12.1%
ABIOMED Inc *	2,181	621
Acadia Healthcare Co Inc *	89,900	5,786
AdaptHealth Corp, Cl A *	28,444	745
Agios Pharmaceuticals Inc *	14,501	809
Allakos Inc *	5,704	579
AMN Healthcare Services Inc *	31,161	2,764
Amneal Pharmaceuticals Inc *	205,819	1,165
Anika Therapeutics Inc *	12,389	578
Arvinas Inc *	4,754	346
Avid Bioservices Inc *	56,606	1,205
Axogen Inc *	54,519	1,107
Blueprint Medicines Corp *	7,661	700
CareDx Inc *	20,617	1,658
Castle Biosciences Inc *	16,130	967
Catalyst Pharmaceuticals Inc *	138,973	768
Chemed Corp	5,981	2,939
Cooper Cos Inc/The	1,532	603
Covetrus Inc *	33,423	927
CryoPort Inc *(A)	19,290	1,079
DaVita Inc *	23,500	2,822
Deciphera Pharmaceuticals Inc *	18,601	628
Dynavax Technologies Corp, Cl A *(A)	119,983	984
Encompass Health Corp	34,520	2,961
Ensign Group Inc/The	121,747	10,129
Exact Sciences Corp *	5,362	593
Forte Biosciences Inc *	10,824	385
Halozyme Therapeutics Inc *	83,800	3,470
HealthEquity Inc *	21,260	1,767

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Henry Schein Inc *	17,187	$1,307
Heron Therapeutics Inc *(A)	68,313	906
Heska Corp *	17,843	3,536
Hill-Rom Holdings Inc	11,500	1,280
Hologic Inc *	20,346	1,283
Innoviva Inc *(A)	89,300	1,201
Inovalon Holdings Inc, Cl A *	47,044	1,475
Inspire Medical Systems Inc *	11,650	2,264
Integer Holdings Corp *	12,100	1,095
Integra LifeSciences Holdings Corp *	10,660	736
Ironwood Pharmaceuticals Inc, Cl A *	100,500	1,163
Jazz Pharmaceuticals PLC *	13,000	2,316
Kodiak Sciences Inc *	10,288	860
Lannett Co Inc *(A)	35,947	155
LeMaitre Vascular Inc	64,642	3,310
Luminex Corp	28,465	1,050
MacroGenics Inc *	41,624	1,340
Masimo Corp *	1,828	394
MEDNAX Inc *	34,560	1,105
Merit Medical Systems Inc *	44,065	2,659
Molecular Templates Inc *(A)	79,987	715
Natera Inc *	46,683	4,395
Neurocrine Biosciences Inc *	9,314	896
Nevro Corp *	4,369	658
NextGen Healthcare Inc *	46,509	764
Omnicell Inc *	40,025	5,563
OptimizeRx Corp *	2,168	106
Organogenesis Holdings Inc, Cl A *	52,889	943
Owens & Minor Inc	29,286	1,309
Precision BioSciences Inc *(A)	26,912	283
Prestige Consumer Healthcare Inc *	24,457	1,220
Progyny Inc *	63,400	4,060
Quest Diagnostics Inc	21,410	2,819
Quidel Corp *	10,590	1,251
Radius Health Inc *	55,546	1,071
Repligen Corp *	19,501	3,561
Revance Therapeutics Inc *	34,335	1,017
Select Medical Holdings Corp	29,686	1,189
Sotera Health Co *	43,241	1,042
SpringWorks Therapeutics Inc *(A)	8,587	700
STERIS PLC	37,784	7,211
Syneos Health Inc, Cl A *	82,699	7,269
Talis Biomedical Corp *	38,463	375
Tenet Healthcare Corp *	17,355	1,161
Translate Bio Inc *	38,655	696
United Therapeutics Corp *	29,000	5,391
Universal Health Services Inc, Cl B	13,300	2,123
Vanda Pharmaceuticals Inc *	66,368	1,174
Varex Imaging Corp *	46,239	1,160
Veracyte Inc *	28,961	1,131
Viking Therapeutics Inc *(A)	99,633	522

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xencor Inc *	29,000	$1,115

		141,410

Industrials — 18.6%
ABM Industries Inc	111,519	5,564
Acuity Brands Inc	9,590	1,781
ACV Auctions Inc, Cl A *	34,541	895
AGCO Corp	20,900	2,892
Air Lease Corp, Cl A	61,080	2,874
Allegiant Travel Co, Cl A *	18,020	3,991
Allison Transmission Holdings Inc, Cl A	26,500	1,121
Altra Industrial Motion Corp	89,670	5,890
American Woodmark Corp *	7,437	646
Apogee Enterprises Inc	31,100	1,182
Applied Industrial Technologies Inc	12,182	1,193
ArcBest Corp	12,629	983
Atkore Inc *	58,144	4,489
Atlas Air Worldwide Holdings Inc *	15,300	1,146
Beacon Roofing Supply Inc *	24,229	1,372
Boise Cascade Co	16,807	1,109
BWX Technologies Inc	114,998	7,192
Carlisle Cos Inc	17,135	3,295
CH Robinson Worldwide Inc	22,492	2,182
Cimpress PLC *	12,076	1,199
Clean Harbors Inc *	20,087	1,870
Colfax Corp *	142,275	6,289
Columbus McKinnon Corp/NY	17,355	880
Construction Partners Inc, Cl A *	66,180	2,132
CoreCivic Inc *‡	62,100	486
Covanta Holding Corp	73,000	1,081
Deluxe Corp	62,442	2,845
EMCOR Group Inc	10,247	1,292
Ennis Inc	45,100	945
Exponent Inc	56,030	5,112
Federal Signal Corp	85,000	3,611
Forward Air Corp	13,463	1,304
Franklin Electric Co Inc	13,936	1,169
Generac Holdings Inc *	23,839	7,836
Griffon Corp	40,000	1,052
Heartland Express Inc	22,694	412
Helios Technologies Inc	58,510	4,157
Herc Holdings Inc *	44,740	5,146
Hillenbrand Inc	23,942	1,092
Huntington Ingalls Industries Inc	24,059	5,202
Interface Inc, Cl A	78,400	1,281
JELD-WEN Holding Inc *	34,094	955
JetBlue Airways Corp *	61,600	1,238
John Bean Technologies Corp	30,023	4,324
Kaman Corp	48,582	2,615
KAR Auction Services Inc *	224,050	4,020
Kennametal Inc	16,806	630
Kforce Inc	22,981	1,441
Kirby Corp *	25,564	1,670

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Landstar System Inc	15,265	$2,603
ManpowerGroup Inc	17,800	2,154
ManTech International Corp/VA, Cl A	32,085	2,792
Masonite International Corp *	8,580	1,026
MasTec Inc *	16,400	1,908
Matson Inc	66,885	4,324
Matthews International Corp, Cl A	30,826	1,204
Meritor Inc *	61,000	1,586
Middleby Corp/The *	13,721	2,254
Moog Inc, Cl A	12,700	1,146
MSC Industrial Direct Co Inc, Cl A	41,619	3,929
MYR Group Inc *	1,694	148
Nordson Corp	10,915	2,420
Oshkosh Corp	13,200	1,735
Owens Corning	18,500	1,973
Primoris Services Corp	28,723	913
Quad/Graphics Inc, Cl A *	86,600	287
Raven Industries Inc *	47,300	2,087
RBC Bearings Inc *	11,100	2,173
Ritchie Bros Auctioneers Inc	45,860	2,738
Sensata Technologies Holding PLC *	60,630	3,603
SiteOne Landscape Supply Inc *	7,014	1,207
SkyWest Inc *	13,600	667
Snap-on Inc	28,596	7,281
Standex International Corp	25,459	2,537
Steelcase Inc, Cl A	8,800	127
Teledyne Technologies Inc *	6,565	2,754
Tennant Co	21,052	1,742
Tetra Tech Inc	24,535	2,931
Textron Inc	28,200	1,931
Timken Co/The	22,300	1,972
Titan Machinery Inc *	42,454	1,303
Trex Co Inc *	54,270	5,286
TriNet Group Inc *	38,694	2,915
Trinity Industries Inc	81,020	2,251
Triton International Ltd	63,478	3,444
UFP Industries Inc	13,216	1,051
UniFirst Corp/MA	12,688	2,813
United Rentals Inc *	5,700	1,904
Vectrus Inc *	12,800	653
Vertiv Holdings Co, Cl A	54,530	1,353
Werner Enterprises Inc	17,238	827
Woodward Inc	4,976	633
XPO Logistics Inc *	32,776	4,816

		218,484

Information Technology — 15.0%
8x8 Inc *	53,275	1,255
ACI Worldwide Inc *	126,763	4,850
Alpha & Omega Semiconductor Ltd *	39,300	1,266
Amdocs Ltd	22,600	1,765
Amkor Technology Inc	125,200	2,642
Arrow Electronics Inc *	18,900	2,274

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AudioCodes Ltd	95,771	$ 3,092
Avalara Inc *	13,450	1,778
Badger Meter Inc	28,777	2,750
Belden Inc	40,794	2,064
Broadridge Financial Solutions Inc	16,686	2,661
BTRS Holdings Inc *(A)	57,100	816
Calix Inc *	23,576	1,045
CDK Global Inc	16,600	869
Cerence Inc *	1,386	132
ChannelAdvisor Corp *	21,491	510
Ciena Corp *	14,600	772
Cirrus Logic Inc *	5,800	453
CMC Materials Inc	18,283	2,822
Cognex Corp	22,620	1,796
Cognyte Software Ltd *	69,867	1,798
CommVault Systems Inc *	15,136	1,153
Concentrix Corp *	9,965	1,522
Cornerstone OnDemand Inc *	22,428	986
CTS Corp	33,900	1,297
Digital Turbine Inc *	11,746	777
DigitalOcean Holdings Inc *	6,785	285
Diodes Inc *	12,928	978
Ebix Inc (A)	21,500	589
Euronet Worldwide Inc *	37,443	5,603
ExlService Holdings Inc *	12,552	1,280
FireEye Inc *	43,573	975
Gartner Inc *	5,397	1,251
Insight Enterprises Inc *	22,900	2,393
J2 Global Inc *(A)	127,878	15,925
Jabil Inc	51,100	2,885
Jack Henry & Associates Inc	14,357	2,213
Juniper Networks Inc	53,300	1,403
Kulicke & Soffa Industries Inc	21,781	1,130
Littelfuse Inc	32,120	8,391
LivePerson Inc *(A)	32,010	1,759
Maximus Inc	43,690	4,049
Mimecast Ltd *	18,020	901
NCR Corp *	41,300	1,991
New Relic Inc *	18,854	1,182
Nova Measuring Instruments Ltd *(A)	53,150	5,327
Novanta Inc *	24,800	3,446
Nuance Communications Inc *	28,715	1,519
ON Semiconductor Corp *	90,607	3,628
OSI Systems Inc *	2,800	270
PAR Technology Corp *(A)	47,025	3,149
Perficient Inc *	20,494	1,467
Plexus Corp *	12,000	1,186
Power Integrations Inc	24,318	1,999
Proofpoint Inc *	16,594	2,868
Sanmina Corp *	57,570	2,424
Seagate Technology Holdings PLC	31,400	3,006
Silicon Laboratories Inc *	24,620	3,362

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Silicon Motion Technology Corp ADR	104,170	$ 6,872
Smartsheet Inc, Cl A *	13,809	816
SolarWinds Corp *	81,136	1,343
Sprout Social Inc, Cl A *	30,900	2,145
SPS Commerce Inc *	28,705	2,694
Sumo Logic Inc *	40,349	759
SVMK Inc *	10,235	199
Sykes Enterprises Inc *	23,369	980
SYNNEX Corp	15,300	1,937
Tenable Holdings Inc *	19,166	801
Trimble Inc *	23,543	1,831
TTEC Holdings Inc	10,779	1,168
TTM Technologies Inc *	68,500	1,038
Ultra Clean Holdings Inc *	47,176	2,657
Universal Display Corp	14,340	3,095
Varonis Systems Inc, Cl B *	66,880	3,230
Verint Systems Inc *	81,145	3,742
Viavi Solutions Inc *	218,300	3,827
Vishay Intertechnology Inc	90,960	2,189
Western Union Co/The	32,400	793
Wix.com Ltd *	4,894	1,272
Xerox Holdings Corp	43,900	1,029

		176,396

Materials — 6.1%
Ashland Global Holdings Inc	48,715	4,620
Axalta Coating Systems Ltd *	166,771	5,410
Berry Global Group Inc *	31,500	2,149
Cabot Corp	34,300	2,181
Celanese Corp, Cl A	4,600	761
Chemours Co/The	52,200	1,876
Commercial Metals Co	35,194	1,108
Domtar Corp *	36,200	1,963
Eastman Chemical Co	14,500	1,818
FMC Corp	61,207	7,142
Graphic Packaging Holding Co	52,561	929
Greif Inc, Cl A	21,042	1,298
Huntsman Corp	48,000	1,362
Louisiana-Pacific Corp	15,928	1,071
Materion Corp	15,000	1,183
Mosaic Co/The	32,900	1,189
O-I Glass Inc, Cl I *	89,400	1,648
Orion Engineered Carbons SA *	58,883	1,192
Quaker Chemical Corp	12,277	2,978
Reliance Steel & Aluminum Co	31,985	5,376
Schnitzer Steel Industries Inc, Cl A	23,251	1,267
Schweitzer-Mauduit International Inc	20,200	826
Silgan Holdings Inc	207,045	8,723
Steel Dynamics Inc	47,500	2,965
Summit Materials Inc, Cl A *	106,400	3,705
Trinseo SA	36,236	2,353
Valvoline Inc	32,500	1,072

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Small/Mid Cap Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Westrock Co	49,900	$ 2,910

		71,075

Real Estate — 5.7%
Alexandria Real Estate Equities Inc ‡	17,200	3,066
Americold Realty Trust ‡	67,714	2,574
Brandywine Realty Trust ‡	80,600	1,133
Brixmor Property Group Inc ‡	69,700	1,583
CareTrust REIT Inc ‡	45,697	1,064
City Office REIT Inc ‡	72,700	840
DiamondRock Hospitality Co *‡	91,000	881
Diversified Healthcare Trust ‡	151,600	550
EastGroup Properties Inc ‡	6,525	1,031
Franklin Street Properties Corp ‡	150,900	776
Gaming and Leisure Properties Inc ‡	156,666	7,263
GEO Group Inc/The *‡(A)	38,900	202
Howard Hughes Corp/The *	38,969	4,124
Industrial Logistics Properties Trust ‡	35,900	900
Innovative Industrial Properties Inc, Cl A ‡(A)	17,422	3,140
Invitation Homes Inc ‡	17,245	625
iStar Inc ‡(A)	61,200	1,029
Kennedy-Wilson Holdings Inc	78,724	1,562
Kite Realty Group Trust ‡	70,700	1,499
Medical Properties Trust Inc ‡	284,093	6,014
National Storage Affiliates Trust ‡	27,226	1,255
Newmark Group Inc, Cl A	246,477	3,179
NexPoint Residential Trust Inc ‡	55,346	2,869
Office Properties Income Trust ‡(A)	45,400	1,327
Omega Healthcare Investors Inc ‡	29,900	1,095
Piedmont Office Realty Trust Inc, Cl A ‡	55,300	1,022
PotlatchDeltic Corp ‡	17,525	1,055
QTS Realty Trust Inc, Cl A ‡(A)	38,626	2,448
RE/MAX Holdings Inc, Cl A	22,984	805
Realogy Holdings Corp *	66,464	1,177
Retail Properties of America Inc, Cl A ‡	96,000	1,157
Retail Value Inc ‡	6,428	113
RPT Realty ‡	65,300	833
Sabra Health Care REIT Inc ‡	81,500	1,424
Safehold Inc ‡	15,900	1,115
Service Properties Trust ‡	48,500	609
SITE Centers Corp ‡	76,000	1,138
Tanger Factory Outlet Centers Inc ‡(A)	74,500	1,306
VEREIT Inc ‡	39,140	1,862
Xenia Hotels & Resorts Inc *‡	46,100	895

		66,540

Utilities — 1.7%
Algonquin Power & Utilities Corp	176,461	2,696
American States Water Co	16,132	1,281
Avista Corp	23,700	1,074
MDU Resources Group Inc	58,000	1,952
National Fuel Gas Co	28,600	1,484

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NRG Energy Inc	59,700	$ 1,920
Otter Tail Corp	23,000	1,103
Portland General Electric Co	19,154	918
Spire Inc	15,689	1,124
UGI Corp	105,101	4,840
Vistra Corp	104,200	1,685

		20,077

Total Common Stock (Cost $798,439) ($ Thousands)		1,140,900

AFFILIATED PARTNERSHIP — 5.5%
SEI Liquidity Fund, L.P. 0.010% **†(C)	65,123,015	65,133

Total Affiliated Partnership (Cost $65,125) ($ Thousands)		65,133

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	30,278,970	30,279

Total Cash Equivalent (Cost $30,279) ($ Thousands)		30,279

Total Investments in Securities — 105.4%
(Cost $893,843) ($ Thousands)		$ 1,236,312

       Percentages are based on a Net Assets of $1,173,130 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021, was $63,305 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $2,860 ($ Thousands), or 0.2% of Net Assets (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $65,133 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Small/Mid Cap Equity Fund (Continued)

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,140,900	–	–	1,140,900
Affiliated Partnership	–	65,133	–	65,133
Cash Equivalent	30,279	–	–	30,279

Total Investments in Securities	1,171,179	65,133	–	1,236,312

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 140,805	$ 317,672	$ (393,314)	$14	$(44)	$ 65,133	65,123,015	$ 440	$—
SEI Daily Income Trust, Government Fund, Cl F	49,188	452,970	(471,879)	—	—	30,279	30,278,970	5	—

Totals	$ 189,993	$ 770,642	$ (865,193)	$ 14	$ (44)	$ 95,412		$ 445	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.9%
Communication Services — 8.8%
Alphabet Inc, Cl A *	7,777	$18,329
Alphabet Inc, Cl C *	10,135	24,441
Altice USA Inc, Cl A *	31,402	1,132
AT&T Inc	299,900	8,826
Comcast Corp, Cl A	63,794	3,658
Electronic Arts Inc	7,565	1,081
Facebook Inc, Cl A *	40,409	13,284
Interpublic Group of Cos Inc/The	44,208	1,490
Match Group Inc *	43	6
MSG Networks Inc *	31,839	491
News Corp, Cl A	49,217	1,329
Omnicom Group Inc	71,788	5,904
Pinterest Inc, Cl A *	13,095	855
Sirius XM Holdings Inc	37,549	235
Verizon Communications Inc	220,383	12,449
Walt Disney Co/The *	1,988	355
WideOpenWest Inc *	6,662	111

		93,976

Consumer Discretionary — 12.7%
Acushnet Holdings Corp	1,832	98
Amazon.com Inc *	5,666	18,262
American Public Education Inc *	11,459	321
AutoNation Inc *	44,182	4,512
AutoZone Inc *	1,526	2,147
Booking Holdings Inc *	748	1,766
Chuy’s Holdings Inc *	2,063	86
Crocs Inc *	6,170	625
Dollar General Corp	1,045	212
Dollar Tree Inc *	1,852	181
Domino’s Pizza Inc	3,833	1,636
eBay Inc	188,162	11,455
Ethan Allen Interiors Inc	17,905	517
Five Below Inc *	1,369	252
Ford Motor Co *	782,343	11,367
Garmin Ltd	737	105
General Motors Co *	30,399	1,803
Genuine Parts Co	4,470	586
Graham Holdings Co, Cl B	1,100	729
H&R Block Inc	155,176	3,851
Home Depot Inc/The	4,021	1,282
L Brands Inc	2,590	181
Lakeland Industries Inc *	6,025	152
La-Z-Boy Inc, Cl Z	34,111	1,406
Lennar Corp, Cl A	70,218	6,952
Lennar Corp, Cl B	12,020	941
Lowe’s Cos Inc	5,804	1,131
Lululemon Athletica Inc *	3,443	1,113
MarineMax Inc *	15,687	807
Mattel Inc *	65,519	1,390
Meritage Homes Corp *	28,217	3,038

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Murphy USA Inc	8,122	$1,095
NIKE Inc, Cl B	7,052	962
Office Depot Inc *	13,986	612
OneWater Marine Inc, Cl A *	6,756	333
Perdoceo Education Corp *	22,191	271
Pool Corp	1,198	523
PulteGroup Inc	82,888	4,790
Qurate Retail Inc *	323,096	4,404
Rent-A-Center Inc/TX, Cl A	44,543	2,753
SeaWorld Entertainment Inc *	5,348	291
Smith & Wesson Brands Inc	41,444	881
Sportsman’s Warehouse Holdings Inc *	33,780	601
Starbucks Corp	12,252	1,395
Sturm Ruger & Co Inc	12,856	1,015
Target Corp	73,849	16,758
Terminix Global Holdings Inc *	4,207	208
Tesla Inc *	566	354
Texas Roadhouse Inc, Cl A	8,561	862
TJX Cos Inc/The	43,069	2,909
Toll Brothers Inc	25,896	1,689
Tractor Supply Co	6,981	1,268
Tri Pointe Homes Inc *	98,389	2,373
Vista Outdoor Inc *	45,296	1,974
Whirlpool Corp	6,452	1,530
Williams-Sonoma Inc	30,701	5,205
Winmark Corp	292	57
Yum China Holdings Inc	9,163	620
Yum! Brands Inc	7,195	863

		135,500

Consumer Staples — 8.8%
Albertsons Cos	125,428	2,407
Altria Group Inc	18,326	902
Archer-Daniels-Midland Co	12,378	823
Boston Beer Co Inc/The, Cl A *	639	676
Brown-Forman Corp, Cl A	6,406	480
Brown-Forman Corp, Cl B	5,741	461
Bunge Ltd	73,347	6,368
Casey’s General Stores Inc	1,167	258
Central Garden & Pet Co, Cl A *	5,402	278
Church & Dwight Co Inc	6,850	587
Clorox Co/The	20,488	3,621
Colgate-Palmolive Co	55,302	4,633
Costco Wholesale Corp	3,239	1,225
Estee Lauder Cos Inc/The, Cl A	6,417	1,967
Flowers Foods Inc	6,209	150
General Mills Inc	2,933	184
Hain Celestial Group Inc/The *	4,015	164
Herbalife Nutrition Ltd *	72,320	3,802
Hershey Co/The	11,456	1,982
Ingles Markets Inc, Cl A	12,662	784
Ingredion Inc	2,069	196
J M Smucker Co/The	3,527	470

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Keurig Dr Pepper Inc	7,543	$279
Kroger Co/The	288,036	10,652
Lancaster Colony Corp	1,004	187
Medifast Inc	894	297
Monster Beverage Corp *	47,642	4,491
Nu Skin Enterprises Inc, Cl A	6,443	388
PepsiCo Inc	34,667	5,129
Philip Morris International Inc	38,590	3,721
Procter & Gamble Co/The	113,830	15,350
SpartanNash Co	25,590	537
Sprouts Farmers Market Inc *	105,800	2,814
Sysco Corp	5,056	410
Tyson Foods Inc, Cl A	8,581	682
Universal Corp/VA	2,564	144
USANA Health Sciences Inc *	10,316	1,091
Vector Group Ltd	117,316	1,613
Walgreens Boots Alliance Inc	14,046	740
Walmart Inc	90,533	12,858
WD-40 Co	415	102
Weis Markets Inc	2,216	113

		94,016

Energy — 0.5%
Bonanza Creek Energy Inc	13,491	579
Cimarex Energy Co	20,965	1,420
DHT Holdings Inc	88,859	569
Dorian LPG Ltd *	30,100	428
Frontline Ltd/Bermuda *	1,112	9
Halliburton Co	22,969	516
Kinder Morgan Inc	56,047	1,028
Magnolia Oil & Gas Corp, Cl A *	41,239	533
Marathon Oil Corp	37,996	460
PDC Energy Inc	748	32

		5,574

Financials — 15.0%
Affiliated Managers Group Inc	13,182	2,162
Aflac Inc	20,457	1,160
AGNC Investment Corp ‡	181,401	3,363
Alerus Financial Corp	1,878	62
Alleghany Corp *	424	304
Allstate Corp/The	6,131	838
Ally Financial Inc	208,206	11,391
Amalgamated Financial Corp	10,441	170
Ameriprise Financial Inc	858	223
Artisan Partners Asset Management Inc, Cl A	6,261	320
Axis Capital Holdings Ltd	24,691	1,324
Banco Latinoamericano de Comercio Exterior SA, Cl E	24,472	374
Bank First Corp	693	49
Bank of America Corp	5,750	244
Bank OZK	12,058	515

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berkshire Hathaway Inc, Cl B *	1,244	$360
Brighthouse Financial Inc *	70,961	3,453
Capital One Financial Corp	73,978	11,894
Citigroup Inc	163,734	12,888
Cohen & Steers Inc	2,774	203
Columbia Banking System Inc	8,999	388
Cowen Inc, Cl A	20,897	822
Eagle Bancorp Inc	783	45
Enova International Inc *	26,407	1,000
Evercore Inc, Cl A	8,324	1,214
Federated Hermes Inc, Cl B	28,403	903
Fidelity National Financial Inc	8,962	421
Fifth Third Bancorp	22,386	943
First Foundation Inc	4,946	124
First Republic Bank/CA	3,121	597
Flagstar Bancorp Inc	37,360	1,711
Goldman Sachs Group Inc/The	2,336	869
Greenlight Capital Re Ltd, Cl A *	22,019	204
Hanover Insurance Group Inc/The	1,192	166
Hartford Financial Services Group Inc/The	19,354	1,265
Hilltop Holdings Inc	52,779	1,961
HomeStreet Inc	17,082	769
Invesco Ltd	31,494	899
Investar Holding Corp	8,033	181
Jefferies Financial Group Inc	72,076	2,316
JPMorgan Chase & Co	25,355	4,164
Luther Burbank Corp	14,460	176
Meta Financial Group Inc	26,645	1,412
MetLife Inc	5,732	375
Metropolitan Bank Holding Corp *	5,543	354
MFA Financial Inc ‡	65,902	288
Mr Cooper Group Inc *	58,105	2,010
Navient Corp	150,649	2,752
New York Community Bancorp Inc	56,412	675
Northeast Bank	5,953	175
OFG Bancorp	39,310	947
OneMain Holdings Inc, Cl A	49,658	2,872
PennyMac Financial Services Inc	24,091	1,508
PJT Partners Inc	2,865	209
Popular Inc	66,702	5,444
Preferred Bank/Los Angeles CA	1,716	117
Principal Financial Group Inc	22,560	1,475
Prosperity Bancshares Inc	1,059	80
Prudential Financial Inc	58,430	6,250
Ready Capital Corp *	19,599	298
Regions Financial Corp	32,368	758
S&P Global Inc	4,997	1,896
Santander Consumer USA Holdings Inc	76,266	2,890
SiriusPoint Ltd *	62,993	663
SLM Corp	295,014	5,974
Southern Missouri Bancorp Inc	6,094	269
State Street Corp	89,498	7,785

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Stewart Information Services Corp	10,038	$606
Stifel Financial Corp	7,739	536
SVB Financial Group *	913	532
Synchrony Financial	263,217	12,479
T Rowe Price Group Inc	78,875	15,093
Travelers Cos Inc/The	4,395	702
Unum Group	21,628	670
Virtu Financial Inc, Cl A	19,654	598
Voya Financial Inc	36,989	2,424
W R Berkley Corp	27,696	2,160
Wells Fargo & Co	47,049	2,198
Western Alliance Bancorp	23,297	2,330

		160,239

Health Care — 14.0%
Abbott Laboratories	3,757	438
Agilent Technologies Inc	1,588	219
Alexion Pharmaceuticals Inc *	6,607	1,166
Align Technology Inc *	438	259
AmerisourceBergen Corp, Cl A	60,287	6,917
Amgen Inc	44,421	10,570
Amneal Pharmaceuticals Inc *	80,707	457
Antares Pharma Inc *	20,200	80
Avanos Medical Inc *	6,060	243
Avantor Inc *	17,523	563
Bristol-Myers Squibb Co	80,726	5,305
Cardinal Health Inc	132,133	7,409
Catalent Inc *	12,404	1,300
Cerner Corp	31,233	2,444
Chemed Corp	499	245
Community Health Systems Inc *	5,046	72
CVS Health Corp	121,410	10,495
Danaher Corp	12,292	3,149
DaVita Inc *	71,430	8,577
Edwards Lifesciences Corp *	1,095	105
Eli Lilly & Co	3,285	656
Endo International PLC *	171,996	1,010
Ensign Group Inc/The	1,769	147
Envista Holdings Corp *	27,486	1,200
Gilead Sciences Inc	75,386	4,984
HCA Healthcare Inc	14,340	3,080
Henry Schein Inc *	4,577	348
Hologic Inc *	33,189	2,093
Horizon Therapeutics Plc *	3,265	299
Humana Inc	6,310	2,762
IDEXX Laboratories Inc *	1,643	917
IQVIA Holdings Inc *	2,189	526
Jazz Pharmaceuticals PLC *	13,273	2,364
Johnson & Johnson	47,452	8,031
Laboratory Corp of America Holdings *	2,968	815
McKesson Corp	59,364	11,421
Medpace Holdings Inc *	3,413	570
Medtronic PLC	24,319	3,079

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Merck & Co Inc	136,739	$10,377
Merit Medical Systems Inc *	6,790	410
Mettler-Toledo International Inc *	691	899
Moderna Inc *	4,526	837
Pacira BioSciences Inc *	1,312	80
Pfizer Inc	179,124	6,937
Regeneron Pharmaceuticals Inc *	6,243	3,137
ResMed Inc	438	90
Tenet Healthcare Corp *	20,437	1,367
Thermo Fisher Scientific Inc	3,435	1,613
Triple-S Management Corp, Cl B *	2,391	60
United Therapeutics Corp *	35,609	6,620
UnitedHealth Group Inc	20,240	8,337
Universal Health Services Inc, Cl B	3,815	609
Veeva Systems Inc, Cl A *	3,048	888
Vertex Pharmaceuticals Inc *	7,885	1,645
Viatris Inc, Cl W *	22,201	338
Waters Corp *	1,990	641
Zoetis Inc, Cl A	3,067	542

		149,742

Industrials — 7.3%
3M Co	4,142	841
A O Smith Corp	4,221	300
ABM Industries Inc	5,330	266
AGCO Corp	10,395	1,438
Allegiant Travel Co, Cl A *	1,643	364
AMERCO *	1,330	765
ArcBest Corp	14,904	1,160
ASGN Inc *	3,060	315
Atkore Inc *	3,705	286
Atlas Air Worldwide Holdings Inc *	19,539	1,464
Boise Cascade Co	12,067	796
Booz Allen Hamilton Holding Corp, Cl A	4,273	363
CACI International Inc, Cl A *	7,425	1,893
Caesarstone Ltd	17,544	289
Carlisle Cos Inc	1,718	330
CH Robinson Worldwide Inc	4,164	404
Cintas Corp	2,194	776
Costamare Inc	41,157	442
Deere & Co	14,189	5,124
Echo Global Logistics Inc *	3,267	112
EMCOR Group Inc	10,305	1,300
Emerson Electric Co	3,760	360
Ennis Inc	6,866	144
ESCO Technologies Inc	3,194	302
Expeditors International of Washington Inc	80,514	10,120
FedEx Corp	6,721	2,116
Generac Holdings Inc *	1,787	587
Graco Inc	5,253	398
Hillenbrand Inc	16,958	773
Honeywell International Inc	3,235	747
Hubbell Inc, Cl B	1,663	317

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
IDEX Corp	2,336	$ 520
Illinois Tool Works Inc	4,044	937
Insteel Industries Inc	2,316	81
Johnson Controls International PLC	24,028	1,599
Kadant Inc	1,040	175
Kforce Inc	2,464	154
Korn Ferry	8,433	552
L3Harris Technologies Inc	3,381	737
Landstar System Inc	6,262	1,068
Lennox International Inc	1,118	391
Lockheed Martin Corp	1,976	755
ManpowerGroup Inc	34,353	4,156
Marten Transport Ltd	6,772	115
Masco Corp	74,518	4,494
MSC Industrial Direct Co Inc, Cl A	1,327	125
Mueller Industries Inc	6,991	325
Northrop Grumman Corp	4,566	1,671
Omega Flex Inc	365	54
PACCAR Inc	70,350	6,441
Primoris Services Corp	15,463	492
Robert Half International Inc	89,722	7,966
Rockwell Automation Inc	4,417	1,165
Rollins Inc	6,919	236
Rush Enterprises Inc, Cl A	3,544	169
Schneider National Inc, Cl B	15,103	370
Shyft Group Inc/The	255	10
Simpson Manufacturing Co Inc	1,287	145
Snap-on Inc	1,713	436
SPX FLOW Inc	986	68
Textainer Group Holdings Ltd *	39,216	1,322
Toro Co/The	3,478	386
TransUnion	1,077	115
United Parcel Service Inc, Cl B	14,863	3,190
Vertiv Holdings Co, Cl A	18,816	467
Waste Management Inc	5,968	840
Werner Enterprises Inc	16,996	816
WW Grainger Inc	858	396

		77,831

Information Technology — 26.7%
A10 Networks Inc *	7,733	75
Accenture PLC, Cl A	34,917	9,852
Adobe Inc *	1,502	758
Amdocs Ltd	44,809	3,500
Amphenol Corp, Cl A	9,722	654
Apple Inc	343,716	42,830
Applied Materials Inc	19,727	2,725
Arrow Electronics Inc *	65,872	7,926
Automatic Data Processing Inc	2,770	543
Avaya Holdings Corp *	62,839	1,802
Avid Technology Inc *	25,251	780
Avnet Inc	78,818	3,473
BM Technologies Inc *	656	8

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Box Inc, Cl A *	13,242	$ 309
Brightcove Inc *	747	11
Cadence Design Systems Inc *	20,227	2,569
Ciena Corp *	11,220	593
Cisco Systems Inc/Delaware	214,889	11,368
Citrix Systems Inc	16,807	1,932
Cognizant Technology Solutions Corp, Cl A	123,982	8,872
CommVault Systems Inc *	13,698	1,043
Corning Inc	6,521	284
Crowdstrike Holdings Inc, Cl A *	4,322	960
Dell Technologies Inc, Cl C *	43,798	4,320
Dolby Laboratories Inc, Cl A	1,955	191
Dropbox Inc, Cl A *	26,576	727
Dynatrace Inc *	13,534	700
EPAM Systems Inc *	6,219	2,970
EVERTEC Inc	7,502	327
F5 Networks Inc *	1,963	364
First Solar Inc *	19,774	1,505
Fortinet Inc *	31,884	6,968
Gartner Inc *	2,605	604
Genpact Ltd	5,836	267
Hewlett Packard Enterprise Co	247,783	3,955
HP Inc	427,218	12,488
Intel Corp	216,270	12,353
International Business Machines Corp	15,166	2,180
Intuit Inc	24,740	10,863
Jabil Inc	65,338	3,688
Jack Henry & Associates Inc	2,413	372
Juniper Networks Inc	16,693	440
KLA Corp	1,533	486
Lam Research Corp	5,823	3,784
Littelfuse Inc	1,004	262
Manhattan Associates Inc *	587	80
Maximus Inc	3,255	302
Microsoft Corp	211,902	52,908
Motorola Solutions Inc	3,513	721
NetApp Inc	1,949	151
NETGEAR Inc *	22,554	877
NortonLifeLock Inc	121,732	3,367
Nuance Communications Inc *	155,194	8,210
NVIDIA Corp	784	509
Okta Inc, Cl A *	4,760	1,059
Oracle Corp	187,849	14,791
PayPal Holdings Inc *	15,100	3,926
Photronics Inc *	50,937	690
Progress Software Corp	12,696	566
Qorvo Inc *	6,347	1,160
QUALCOMM Inc	4,515	607
Sanmina Corp *	20,699	872
Skyworks Solutions Inc	9,854	1,675
SPS Commerce Inc *	4,162	391
Super Micro Computer Inc *	16,278	565

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Equity Factor Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sykes Enterprises Inc *	10,882	$ 456
Synaptics Inc *	10,489	1,325
SYNNEX Corp	33,375	4,225
Teradyne Inc	22	3
Texas Instruments Inc	4,696	891
Trade Desk Inc/The, Cl A *	875	515
TTEC Holdings Inc	1,643	178
Ubiquiti Inc	730	220
Verint Systems Inc *	32,984	1,521
VeriSign Inc *	3,791	834
VirnetX Holding Corp *	50,112	229
Visa Inc, Cl A	12,226	2,779
Western Union Co/The	137,486	3,364
Xerox Holdings Corp	51,979	1,219
Xperi Holding Corp	59,739	1,280
Zebra Technologies Corp, Cl A *	895	445

		285,592

Materials — 3.0%
Air Products and Chemicals Inc	730	219
AptarGroup Inc	2,092	308
Avery Dennison Corp	2,623	578
Avient Corp	5,471	284
Commercial Metals Co	36,664	1,154
Crown Holdings Inc	22,698	2,343
Dow Inc	25,446	1,741
Element Solutions Inc	27,705	648
Graphic Packaging Holding Co	8,391	148
International Paper Co	12,404	783
Linde PLC	6,725	2,021
Louisiana-Pacific Corp	12,313	828
NewMarket Corp	193	66
Newmont Corp	11,184	822
PPG Industries Inc	45,017	8,091
Reliance Steel & Aluminum Co	26,635	4,477
Scotts Miracle-Gro Co/The, Cl A	5,093	1,107
Sealed Air Corp	14,909	848
Sensient Technologies Corp	1,235	107
Sherwin-Williams Co/The	2,712	769
Silgan Holdings Inc	67,981	2,864
Sonoco Products Co	3,072	207
Southern Copper Corp	16,412	1,145
Stepan Co	2,683	361

		31,919

Real Estate — 1.2%
Alexandria Real Estate Equities Inc ‡	4,636	827
CareTrust REIT Inc ‡	2,225	52
CBRE Group Inc, Cl A *	4,855	426
Columbia Property Trust Inc ‡	3,669	64
Community Healthcare Trust Inc ‡	2,628	124
Easterly Government Properties Inc ‡	9,308	193
EastGroup Properties Inc ‡	2,829	447

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Equity Commonwealth *‡	18,632	$ 511
Extra Space Storage Inc ‡	14,900	2,232
iStar Inc ‡	9,126	153
Jones Lang LaSalle Inc *	2,896	586
Kite Realty Group Trust ‡	27,923	592
PotlatchDeltic Corp ‡	8,195	493
Prologis Inc ‡	12,459	1,468
Realogy Holdings Corp *	87,065	1,542
Safehold Inc ‡	2,154	151
SL Green Realty Corp ‡	14,226	1,127
St Joe Co/The	4,125	193
Tanger Factory Outlet Centers Inc ‡	18,488	324
Weyerhaeuser Co ‡	22,168	842
Xenia Hotels & Resorts Inc *‡	14,171	275

		12,622

Utilities — 0.9%
AES Corp/The	13,005	331
American Water Works Co Inc	3,994	619
Exelon Corp	153,616	6,931
Sempra Energy	8,451	1,145
Vistra Corp	7,986	129

		9,155

Total Common Stock (Cost $748,985) ($ Thousands)		1,056,166

Total Investments in Securities — 98.9% (Cost $748,985) ($ Thousands)		$1,056,166

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Equity Factor Allocation Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts S&P 500 Index E-MINI	33	Jun-2021	$6,938	$6,934	$(4)

Percentages are based on Net Assets of $1,068,145 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

Cl — Class

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,056,166	–	–	1,056,166

Total Investments in Securities	1,056,166	–	–	1,056,166

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(4)	–	–	(4)

Total Other Financial Instruments	(4)	–	–	(4)

*Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 15,622	$ 195,995	$ (211,617)	$ —	$ —	$ —	—	$ 1	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.6%

Communication Services — 8.8%
Activision Blizzard Inc	28,400	$2,762
Alphabet Inc, Cl A *	988	2,329
Alphabet Inc, Cl C *	1,162	2,802
AT&T Inc	621,287	18,284
Cogeco Communications Inc	13,400	1,307
Comcast Corp, Cl A	273,000	15,654
John Wiley & Sons Inc, Cl A	21,087	1,336
Lions Gate Entertainment Corp, Cl A *	28,609	557
Lions Gate Entertainment Corp, Cl B *	21,586	375
New York Times Co/The, Cl A	56,907	2,437
Nippon Telegraph & Telephone Corp ADR	140,100	3,791
Omnicom Group Inc	90,400	7,434
Ooma Inc *	18,816	365
Scholastic Corp	12,911	435
SK Telecom Co Ltd ADR	141,800	4,543
Spok Holdings Inc	7,330	85
TechTarget Inc *	5,356	377
TrueCar Inc *	14,186	84
United States Cellular Corp *	10,750	406
Verizon Communications Inc	485,247	27,412
World Wrestling Entertainment Inc, Cl A	62,909	3,513
Zynga Inc, Cl A *	118,316	1,283

		97,571

Consumer Discretionary — 9.0%
Amazon.com Inc *	844	2,720
Aspen Group Inc/CO *	13,224	77
AutoZone Inc *	3,200	4,501
Canadian Tire Corp Ltd, Cl A	31,000	5,306
Chegg Inc *	13,283	1,022
Chipotle Mexican Grill Inc, Cl A *	3,185	4,370
Core-Mark Holding Co Inc	12,915	592
Dorman Products Inc *	4,690	480
DR Horton Inc	60,000	5,717
eBay Inc	258,500	15,738
Garmin Ltd	44,243	6,293
Gentex Corp	31,638	1,123
Grand Canyon Education Inc *	38,236	3,477
Honda Motor Co Ltd ADR (A)	112,200	3,508
Murphy USA Inc	4,124	556
NIKE Inc, Cl B	34,198	4,667
Papa John’s International Inc	4,006	376
Sonos Inc *	9,092	336
Starbucks Corp	5,760	656
Sturm Ruger & Co Inc	51,771	4,087
Target Corp	104,900	23,804
Terminix Global Holdings Inc *	8,780	433
Toyota Motor Corp ADR	57,400	9,527
Winmark Corp	421	83

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yum China Holdings Inc	18,398	$1,245

		100,694

Consumer Staples — 15.3%
Altria Group Inc	118,300	5,823
B&G Foods Inc, Cl A (A)	9,664	296
BellRing Brands Inc, Cl A *	14,312	410
BJ’s Wholesale Club Holdings Inc *	5,484	246
Boston Beer Co Inc/The, Cl A *(A)	457	483
Brown-Forman Corp, Cl B	1,748	140
Bunge Ltd	54,213	4,707
Calavo Growers Inc	2,426	173
Campbell Soup Co	53,922	2,624
Casey’s General Stores Inc	8,853	1,955
Clorox Co/The	15,904	2,811
Coca-Cola Co/The	127,767	7,064
Colgate-Palmolive Co	75,022	6,285
Conagra Brands Inc	129,387	4,930
Costco Wholesale Corp	12,363	4,676
Darling Ingredients Inc *	7,610	521
Estee Lauder Cos Inc/The, Cl A	16,441	5,039
Flowers Foods Inc	142,993	3,445
General Mills Inc	213,738	13,435
Hain Celestial Group Inc/The *	44,743	1,824
Herbalife Nutrition Ltd *	26,259	1,380
Hershey Co/The	43,043	7,449
Hormel Foods Corp (A)	71,807	3,485
Hostess Brands Inc, Cl A *	40,743	639
Ingredion Inc	32,800	3,114
Inter Parfums Inc	2,238	171
J M Smucker Co/The	105,950	14,122
John B Sanfilippo & Son Inc	7,958	742
Kellogg Co (A)	154,523	10,120
Kimberly-Clark Corp	82,200	10,738
Kraft Heinz Co/The	234,800	10,235
Kroger Co/The	439,751	16,262
Lancaster Colony Corp	3,245	606
Landec Corp *	7,907	95
Medifast Inc	1,547	514
MGP Ingredients Inc (A)	7,489	522
Mondelez International Inc, Cl A	12,182	774
Monster Beverage Corp *	25,479	2,402
Natural Grocers by Vitamin Cottage Inc	15,660	188
PriceSmart Inc	6,574	580
Sanderson Farms Inc	3,469	565
Seaboard Corp	79	289
Simply Good Foods Co/The *	18,620	643
Tootsie Roll Industries Inc	2,256	71
Tyson Foods Inc, Cl A	152,462	12,121
Universal Corp/VA	12,724	713
USANA Health Sciences Inc *(A)	7,223	764
Village Super Market Inc, Cl A	1,361	33
Walmart Inc	29,000	4,119

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WD-40 Co	1,307	$320
Weis Markets Inc	6,072	309

		170,972

Energy — 0.7%
Antero Midstream Corp	315,867	3,032
DMC Global Inc *	4,453	236
Kinder Morgan Inc	231,700	4,249
RPC Inc *	24,801	122

		7,639

Financials — 12.1%
Aflac Inc	226,200	12,821
Alerus Financial Corp	4,560	150
Allstate Corp/The	137,000	18,716
American Financial Group Inc/OH	46,000	6,121
Annaly Capital Management Inc ‡	364,500	3,379
Arbor Realty Trust Inc ‡	31,385	572
Bank of New York Mellon Corp/The	155,100	8,078
Berkshire Hathaway Inc, Cl B *	83,857	24,272
BRP Group Inc, Cl A *	7,076	174
Canadian Imperial Bank of Commerce	44,100	5,201
Cboe Global Markets Inc	20,525	2,284
Columbia Financial Inc *	30,256	538
Commerce Bancshares Inc/MO	9,302	724
Community Bank System Inc	3,257	264
Crawford & Co, Cl A	4,403	43
Donegal Group Inc, Cl A	4,017	61
Eagle Bancorp Montana Inc	877	22
Employers Holdings Inc	9,275	391
Erie Indemnity Co, Cl A	2,612	525
Everest Re Group Ltd	14,000	3,640
HarborOne Bancorp Inc	39,320	584
Hartford Financial Services Group Inc/The	68,500	4,476
HCI Group Inc	1,898	153
Houlihan Lokey Inc, Cl A	6,759	506
Investors Bancorp Inc (A)	423,000	6,294
JPMorgan Chase & Co	22,700	3,728
Kearny Financial Corp/MD	45,491	596
Kinsale Capital Group Inc	630	105
KKR Real Estate Finance Trust Inc	9,767	209
Loblaw Cos Ltd	76,100	4,683
Marsh & McLennan Cos Inc	27,688	3,831
Mercury General Corp	21,907	1,393
MFA Financial Inc ‡	64,001	280
Moelis & Co, Cl A	381	20
Morningstar Inc	11,080	2,615
MVB Financial Corp	3,427	147
National Bank Holdings Corp, Cl A	14,283	566
NI Holdings Inc *	2,526	48
Northeast Bank	2,521	74
Orchid Island Capital Inc, Cl A ‡(A)	71,635	392
PCSB Financial Corp	14,107	259

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Progressive Corp/The	42,558	$4,217
Reliant Bancorp Inc	4,938	146
Safeguard Scientifics Inc *	14,285	100
Safety Insurance Group Inc	4,060	346
Stewart Information Services Corp	7,303	441
TFS Financial Corp	11,641	258
Tradeweb Markets Inc, Cl A	41,981	3,517
Trupanion Inc *	4,222	381
US Bancorp	74,500	4,528
Waterstone Financial Inc	15,585	308
White Mountains Insurance Group Ltd	1,566	1,869

		135,046

Health Care — 14.8%
AbbVie Inc	99,301	11,241
AdaptHealth Corp, Cl A *	15,009	393
Agilent Technologies Inc	8,459	1,169
Alkermes PLC *	1,736	39
Amgen Inc	50,100	11,921
Amphastar Pharmaceuticals Inc *(A)	20,780	393
BioDelivery Sciences International Inc *	15,740	56
Bristol-Myers Squibb Co	395,382	25,985
Cassava Sciences Inc *	2,816	152
Cerner Corp	17,764	1,390
Corcept Therapeutics Inc *	819	18
CVS Health Corp	165,288	14,287
Danaher Corp	2,570	658
DermTech Inc *(A)	3,714	152
Eli Lilly & Co	20,048	4,004
Gilead Sciences Inc	167,200	11,053
Harrow Health Inc *	11,644	107
HealthStream Inc *	7,186	188
Henry Schein Inc *	24,646	1,874
InfuSystem Holdings Inc *	1,993	37
Inogen Inc *	5,582	345
Johnson & Johnson	122,793	20,783
Joint Corp/The *	11,075	787
LeMaitre Vascular Inc	703	36
Luminex Corp	6,629	245
Merck & Co Inc	360,628	27,368
Mettler-Toledo International Inc *	779	1,014
Omnicell Inc *	4,177	581
Organogenesis Holdings Inc, Cl A *	3,158	56
Patterson Cos Inc	6,486	211
Pfizer Inc	394,090	15,263
Premier Inc, Cl A	69,132	2,281
Prestige Consumer Healthcare Inc *	10,073	502
Progyny Inc *	744	48
QIAGEN NV *	30,919	1,526
Regeneron Pharmaceuticals Inc *	8,800	4,421
Sharps Compliance Corp *	12,532	171
SIGA Technologies Inc *	35,305	249
Stereotaxis Inc *	40,507	325

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Viemed Healthcare Inc *	26,284	$205
Vocera Communications Inc *	6,950	234
West Pharmaceutical Services Inc	8,369	2,908
XBiotech Inc *(A)	11,134	192

		164,868

Industrials — 8.8%
3M Co	51,600	10,477
Allison Transmission Holdings Inc, Cl A	179,500	7,595
Booz Allen Hamilton Holding Corp, Cl A	1,213	103
BWX Technologies Inc	5,736	359
CACI International Inc, Cl A *	16,400	4,181
Carrier Global Corp	59,100	2,714
CBIZ Inc *	12,107	402
CH Robinson Worldwide Inc	40,518	3,931
Cummins Inc	28,900	7,435
Expeditors International of Washington Inc	55,111	6,927
Exponent Inc	2,029	185
Fastenal Co	67,627	3,587
Forward Air Corp	6,270	608
General Dynamics Corp	18,000	3,418
Heartland Express Inc	2,459	45
Huntington Ingalls Industries Inc	27,000	5,838
JB Hunt Transport Services Inc	11,871	2,036
Kforce Inc	4,272	268
Landstar System Inc	5,370	916
Lockheed Martin Corp	11,200	4,281
Miller Industries Inc/TN	2,452	103
Northrop Grumman Corp	25,700	9,403
PAE Inc *	4,188	34
Parsons Corp *(A)	9,201	364
Red Violet Inc *(A)	9,203	202
Republic Services Inc, Cl A	41,300	4,509
Rollins Inc	62,663	2,136
Snap-on Inc	23,500	5,984
Toro Co/The	35,147	3,905
Vertiv Holdings Co, Cl A	79,814	1,981
Waste Management Inc	28,600	4,023
Werner Enterprises Inc	7,324	351
WillScot Mobile Mini Holdings Corp, Cl A *	9,221	267

		98,568

Information Technology — 16.4%
Agilysys Inc *	6,977	354
Amdocs Ltd	281,999	22,024
Amphenol Corp, Cl A	23,916	1,609
Arista Networks Inc *	2,246	762
Avnet Inc	73,800	3,252
Brightcove Inc *	9,568	139
Broadridge Financial Solutions Inc	9,043	1,442
Canon Inc ADR (A)	94,900	2,267
Cisco Systems Inc/Delaware	387,569	20,502
CommVault Systems Inc *	7,457	568

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CSG Systems International Inc	110,476	$4,865
DocuSign Inc, Cl A *	4,261	859
Dropbox Inc, Cl A *	83,823	2,293
F5 Networks Inc *	64,820	12,020
Grid Dynamics Holdings Inc *	4,743	73
Intel Corp	424,100	24,225
International Business Machines Corp	115,600	16,616
Intevac Inc *	3,120	22
Jack Henry & Associates Inc	17,854	2,752
Juniper Networks Inc	318,580	8,388
Maximus Inc	4,099	380
Oracle Corp	381,300	30,024
OSI Systems Inc *	1,707	165
Progress Software Corp	11,228	500
QAD Inc, Cl A	5,224	373
Sapiens International Corp NV	15,928	457
Seagate Technology Holdings PLC	114,100	10,925
ShotSpotter Inc *	690	28
Smith Micro Software Inc *	24,374	131
SPS Commerce Inc *	3,248	305
Tucows Inc, Cl A *(A)	2,925	228
Ubiquiti Inc	1,669	503
Western Union Co/The	546,700	13,378
Zoom Video Communications Inc, Cl A *	1,965	652

		183,081

Materials — 5.2%
AptarGroup Inc	33,308	4,907
Balchem Corp	4,152	544
Berry Global Group Inc *	121,700	8,301
Caledonia Mining Corp PLC	3,770	56
Linde PLC	22,450	6,748
NewMarket Corp	14,200	4,874
Newmont Corp	145,700	10,706
Novagold Resources Inc *	35,476	364
Ranpak Holdings Corp, Cl A *	26,580	587
Sealed Air Corp	67,600	3,844
Sensient Technologies Corp	4,743	411
Sherwin-Williams Co/The	21,942	6,221
Silgan Holdings Inc	147,500	6,214
Sonoco Products Co	55,400	3,741
Stepan Co	886	119

		57,637

Real Estate — 2.6%
Agree Realty Corp ‡	12,455	876
Brandywine Realty Trust ‡	270,500	3,803
Easterly Government Properties Inc ‡	7,059	146
Essential Properties Realty Trust Inc ‡	13,636	349
Extra Space Storage Inc ‡	7,664	1,148
Forestar Group Inc *	3,395	78
Healthcare Realty Trust Inc ‡	14,230	432
Iron Mountain Inc ‡(A)	160,400	6,984

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Piedmont Office Realty Trust Inc, Cl A ‡	23,963	$443
PS Business Parks Inc ‡	2,024	314
Public Storage ‡	25,252	7,133
Retail Opportunity Investments Corp ‡	13,817	247
RMR Group Inc/The, Cl A	3,226	126
St Joe Co/The	9,427	441
Terreno Realty Corp ‡	7,511	478
VEREIT Inc ‡	132,000	6,279

		29,277

Utilities — 4.9%
American States Water Co	1,951	155
Artesian Resources Corp, Cl A	1,536	63
Atmos Energy Corp	28,590	2,835
Avista Corp	670	30
Cadiz Inc *(A)	35,175	484
California Water Service Group	9,391	534
Chesapeake Utilities Corp	5,018	575
DTE Energy Co	41,300	5,699
Entergy Corp	73,300	7,716
Evergy Inc	206,600	12,807
Exelon Corp	172,200	7,770
Genie Energy Ltd, Cl B *	13,329	81
Global Water Resources Inc	1,925	33
Hawaiian Electric Industries Inc	55,644	2,396
National Fuel Gas Co	65,600	3,404
Northwest Natural Holding Co	1,651	87
ONE Gas Inc	2,247	167
Portland General Electric Co	114,000	5,465
Public Service Enterprise Group Inc	52,937	3,288
Pure Cycle Corp *	13,516	191
South Jersey Industries Inc	6,789	181
Spark Energy Inc, Cl A	4,577	48
Spire Inc	8,161	585

		54,594

Total Common Stock (Cost $801,600) ($ Thousands)		1,099,947

AFFILIATED PARTNERSHIP — 2.9%
SEI Liquidity Fund, L.P. 0.010% **†(B)	32,343,621	32,350

Total Affiliated Partnership (Cost $32,348) ($ Thousands)		32,350

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	20,510,758	$20,511

Total Cash Equivalent (Cost $20,511) ($ Thousands)		20,511

Total Investments in Securities — 103.3% (Cost $854,459) ($ Thousands)		$1,152,808

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

U.S. Managed Volatility Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts S&P 500 Index E-MINI	30	Jun-2021	$6,168	$6,304	$136

Percentages are based on Net Assets of $1,115,591 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (See Note 12). The total market value of securities on loan at May 31, 2021 was $31,723 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $32,350 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

The following is a list of the level of inputs used as of May 31, 2021 , in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,099,947	–	–	1,099,947
Affiliated Partnership	–	32,350	–	32,350
Cash Equivalent	20,511	–	–	20,511

Total Investments in Securities	1,120,458	32,350	–	1,152,808

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	136	–	–	136

Total Other Financial Instruments	136	–	–	136

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 19,825	$ 156,517	$ (143,986)	$ (3)	$ (3)	$ 32,350	32,343,621	$ 73	$ —
SEI Daily Income Trust, Government Fund, Cl F	39,061	435,106	(453,656)	—	—	$ 20,511	20,510,758	3	—

Totals	$ 58,886	$ 591,623	$ (597,642)	$ (3)	$ (3)	$ 52,861		$ 76	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.8%
Australia — 0.9%

AGL Energy Ltd	1,205,000	$ 7,683

Coles Group Ltd	558,057	7,146

Evolution Mining Ltd	232,393	946

Newcrest Mining Ltd	420,195	9,110

Regis Resources Ltd	222,826	452

Telstra Corp Ltd	65,492	176

Treasury Wine Estates Ltd	14,743	133

		25,646

Austria — 0.0%

Oberbank AG	175	19

Telekom Austria AG, Cl A	38,558	337

		356

Belgium — 0.6%

Ageas SA/NV	111,600	7,221

Etablissements Franz Colruyt NV	168,578	10,260

		17,481

Canada — 5.1%

Agnico Eagle Mines Ltd	10,700	770

Alimentation Couche-Tard Inc, Cl B	308,600	11,286

Bank of Montreal	72,700	7,633

Bank of Nova Scotia/The	106,000	7,136

BCE Inc	74,600	3,709

Canadian Tire Corp Ltd, Cl A (A)	83,400	14,275

Centerra Gold Inc	42,040	342

Cogeco Communications Inc	84,600	8,253

Empire Co Ltd, Cl A	150,200	5,140

Fairfax Financial Holdings Ltd	2,100	986

George Weston Ltd	121,114	11,856

Great-West Lifeco Inc	172,100	5,291

Hydro One Ltd	81,100	2,064

Loblaw Cos Ltd	325,751	20,046

Metro Inc/CN, Cl A	245,600	11,894

North West Co Inc/The	42,700	1,283

Power Corp of Canada	246,540	8,041

Quebecor Inc, Cl B	252,200	6,854

Roxgold Inc *	105,112	203

Saputo	31,000	1,076

Toronto-Dominion Bank/The	131,200	9,457

		137,595

Denmark — 0.4%

AP Moller - Maersk A/S, Cl B	174	481

Coloplast A/S, Cl B	37,803	6,004

DSV PANALPINA A/S	6,246	1,523

Genmab A/S *	2,207	902

Novo Nordisk A/S, Cl B	16,767	1,325

Schouw & Co A/S	2,853	318

		10,553

Finland — 0.3%

Aspo Oyj	27	–

Kesko Oyj, Cl B	51,307	1,783

Orion Oyj, Cl B	33,337	1,471

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

TietoEVRY	147,700	$ 4,818

		8,072

France — 2.3%

Boiron SA	56	3

Carrefour SA (A)	425,690	8,660

Danone SA	40,887	2,912

Fountaine Pajot SA	345	47

L’Oreal SA	275	124

Orange SA	713,087	9,100

Sanofi	258,184	27,664

Societe BIC SA (A)	77,200	5,845

Stef	149	16

TotalEnergies SE	133,400	6,198

Vivendi SE	19,534	711

		61,280

Germany — 1.3%

Allianz SE	24,800	6,578

Bayerische Motoren Werke AG	45,600	4,844

Deutsche Telekom AG	711,409	14,805

Henkel AG & Co KGaA	11,427	1,134

Knorr-Bremse AG	44,322	5,507

McKesson Europe AG	1,563	47

Scout24 AG	17,584	1,430

		34,345

Hong Kong — 1.2%

Chinney Investments Ltd	88,000	22

CITIC Telecom International Holdings Ltd	872,000	291

CK Hutchison Holdings Ltd	449,500	3,579

CLP Holdings Ltd	829,680	8,557

Fountain SET Holdings Ltd	174,279	32

HK Electric Investments & HK Electric Investments Ltd	2,671,521	2,719

HKT Trust & HKT Ltd	4,222,686	5,767

Langham Hospitality Investments and Langham Hospitality Investments Ltd	450,500	56

MTR Corp Ltd	529,000	2,995

PCCW Ltd	3,158,000	1,746

Power Assets Holdings Ltd	190,500	1,195

Regal Hotels International Holdings Ltd	46,000	24

SmarTone Telecommunications Holdings Ltd	153,344	89

Sun Hung Kai Properties Ltd	239,000	3,732

Transport International Holdings Ltd	13,200	27

VTech Holdings Ltd	62,233	643

Yue Yuen Industrial Holdings Ltd	22	–

		31,474

Israel — 0.5%

Bank Hapoalim BM *	15,459	136

Bank Leumi Le-Israel BM *	916,000	7,349

Bezeq The Israeli Telecommunication Corp Ltd *	556,347	620

Isracard Ltd *	1	–

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Neto ME Holdings Ltd	1,148	$ 46

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	14,424	932

Shufersal Ltd	454,148	3,832

Strauss Group Ltd	34,839	979

		13,894

Italy — 0.5%

A2A SpA	4,431,100	9,249

ACEA SpA	12,421	297

Iren SpA	795,339	2,544

Newlat Food SpA *	11,137	90

Orsero SpA	4,664	53

		12,233

Japan — 9.6%

Aeon Hokkaido Corp	12,900	123

Ahjikan Co Ltd	5,308	40

Ajinomoto Co Inc	7,400	172

Aozora Bank Ltd	85,300	1,958

Araya Industrial Co Ltd	3,800	57

Arcs Co Ltd	32,800	731

Astellas Pharma Inc	493,000	7,892

Atsugi Co Ltd	8,850	50

Belc Co Ltd	3,000	152

Benesse Holdings Inc	6,000	139

Bridgestone	186,500	8,294

Calbee	4,600	107

Can Do Co Ltd	1,416	26

Canon Inc	243,300	5,802

Cawachi Ltd	20,700	425

C’BON COSMETICS Co Ltd	3,200	57

Choushimaru Co Ltd	7,894	78

Cosmos Pharmaceutical Corp	16,600	2,326

Create Medic Co Ltd	2,784	26

Daiohs Corp	2,700	24

Daito Trust Construction Co Ltd	31,300	3,418

Doshisha	6,100	93

DyDo Group Holdings Inc	4,596	208

Earth Corp	12,000	707

Ebara Foods Industry Inc	1,600	37

ENEOS Holdings Inc	1,100,600	4,554

ESTELLE Holdings Co Ltd	6,000	35

Fujicco Co Ltd	6,200	108

FUJIFILM Holdings Corp	116,500	8,042

Fukuda Denshi Co Ltd	400	31

Heiwado Co Ltd	15,800	340

Hitachi Ltd	525	28

Hokuto Corp	21,300	376

ITOCHU Corp	211,700	6,403

Itochu-Shokuhin Co Ltd	953	43

Itoham Yonekyu Holdings Inc	27,500	179

Japan Tobacco Inc	820,100	16,316

J-Oil Mills Inc	1,400	24

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Kaken Pharmaceutical Co Ltd	25,200	$ 1,050

Kamigumi Co Ltd	68,700	1,371

Kato Sangyo Co Ltd	16,200	486

KDDI Corp	917,700	31,284

Kinden	225,600	3,803

Kohnan Shoji Co Ltd	138,458	3,790

K’s Holdings Corp	304,700	3,671

Kyokuyo Co Ltd	14,100	368

KYORIN Holdings Inc	24,100	378

Lawson Inc	16,700	765

Lion Corp	58,800	1,036

McDonald’s Holdings Co Japan Ltd	15,700	704

Ministop Co Ltd	20,800	256

Mitsubishi Shokuhin Co Ltd	10,600	277

Miyoshi Oil & Fat Co Ltd	10,118	115

Mizuho Financial Group Inc	592,940	9,201

Mochida Pharmaceutical Co Ltd	10,800	359

Morozoff Ltd	611	29

Nakanishi	2,200	46

Nihon Chouzai Co Ltd	3,800	56

Nintendo Co Ltd	15,300	9,456

Nippn Corp	237,642	3,412

Nippon Express Co Ltd	18,600	1,507

Nippon Telegraph & Telephone Corp	1,129,000	30,490

Nisshin Oillio Group Ltd/The	4,849	134

Nissin Foods Holdings Co Ltd	9,700	704

Nissui Pharmaceutical Co Ltd	11,900	104

Okinawa Cellular Telephone Co	5,411	244

Okuwa Co Ltd	13,500	138

Oracle Corp Japan	29,154	2,643

Otsuka Holdings Co Ltd	23,000	963

OUG Holdings Inc	2,682	69

Rengo Co Ltd	543,000	4,597

San-A Co Ltd, Cl A	4,800	187

Sankyo Co Ltd	3,700	91

Senko Group Holdings Co Ltd	429,100	3,976

Shimamura Co Ltd	15,000	1,440

Showa Sangyo Co Ltd	13,700	371

SKY Perfect JSAT Holdings Inc	477,100	1,891

SoftBank Corp	2,185,300	28,068

SRA Holdings	2,700	64

ST Corp	5,400	87

Sugi Holdings Co Ltd	32,200	2,536

Sundrug Co Ltd	154,400	5,237

Teijin Ltd	327,300	5,405

Toho Holdings Co Ltd	8,400	131

Toyota Motor Corp	163,300	13,564

Trend Micro Inc/Japan	60,600	3,086

Tsuruha Holdings Inc	43,500	5,288

Unicafe Inc	9,700	88

Unicharm Corp	50,300	2,000

United Super Markets Holdings Inc	75,500	753

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Valor Holdings Co Ltd	29,300	$ 606

Vital KSK Holdings Inc	27,000	177

Welcia Holdings Co Ltd	25,600	788

Wowow Inc	6,276	133

Yamaguchi Financial Group Inc	365,000	2,181

Yaoko Co Ltd	10,000	586

Zaoh Co Ltd	2,000	27

		261,688

Netherlands — 1.2%

Koninklijke Ahold Delhaize NV	712,927	20,700

NN Group NV	137,300	6,974

Signify NV	78,500	4,846

		32,520

New Zealand — 0.2%

Argosy Property Ltd ‡	41,575	45

EBOS Group Ltd	13,912	328

Fisher & Paykel Healthcare Corp Ltd	92,758	1,965

Genesis Energy Ltd	49,247	120

Investore Property Ltd ‡	188	–

Spark New Zealand Ltd	629,331	2,051

		4,509

Norway — 0.3%

Orkla ASA	425,827	4,446

Sparebanken More	56	2

Telenor ASA (A)	279,160	4,865

		9,313

Portugal — 0.1%

Jeronimo Martins SGPS SA	43,547	842

REN - Redes Energeticas Nacionais SGPS SA	264,138	743

		1,585

Singapore — 1.1%

Dairy Farm International Holdings Ltd	116,400	507

DBS Group Holdings Ltd	330,900	7,605

Genting Singapore Ltd	1,071,000	684

Great Eastern Holdings Ltd	3,200	55

Oversea-Chinese Banking Corp Ltd	704,300	6,653

Sheng Siong Group Ltd	1,456,233	1,750

Singapore Exchange Ltd	196,194	1,541

United Overseas Bank Ltd	616,700	12,248

		31,043

Spain — 0.5%

Ebro Foods SA	103,099	2,185

Endesa SA	326,600	9,409

Red Electrica Corp SA	139,380	2,788

		14,382

Sweden — 0.5%

Axfood AB	334,625	9,301

ICA Gruppen AB	99,594	4,874

Swedish Match AB	50,360	466

		14,641

Switzerland — 3.8%

Allreal Holding AG	1,847	372

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Basellandschaftliche Kantonalbank	74	$ 75

Berner Kantonalbank	550	127

BKW AG	5,985	666

Chocoladefabriken Lindt & Spruengli AG	309	2,915

Crealogix Holding AG	301	40

Emmi AG	1,479	1,506

EMS-Chemie Holding AG	229	215

Helvetia Holding AG	34,800	3,909

Investis Holding SA	813	88

Logitech International SA	55,222	6,798

Nestle SA	69,021	8,521

Novartis AG	228,461	20,205

Orior AG	481	44

PSP Swiss Property AG	2,247	294

Roche Holding AG	98,696	34,608

Schindler Holding AG	14,156	4,193

Sonova Holding AG	12,758	4,520

Swiss Life Holding AG	15,700	8,190

Swisscom AG	12,534	7,086

TX Group AG	944	85

		104,457

United Kingdom — 4.7%

3i Group PLC	396,800	6,993

Amino Technologies PLC	28,544	60

BAE Systems PLC	1,079,500	8,060

British American Tobacco PLC	469,700	18,068

BT Group PLC, Cl A	2,303,600	5,711

Fresnillo PLC	59,571	758

Genus PLC	18,487	1,324

GlaxoSmithKline PLC	1,432,451	27,301

Hummingbird Resources PLC *	82,842	26

Imperial Brands PLC	711,194	16,134

J Sainsbury PLC	1,523,736	5,738

Kingfisher PLC	623,458	3,185

Liberty Global PLC *	223,372	6,080

Tate & Lyle PLC	1,094,755	11,890

Unilever PLC	69,854	4,186

Wm Morrison Supermarkets PLC	4,737,361	11,879

		127,393

United States — 62.7%

Communication Services — 5.1%

Alphabet Inc, Cl A *	3,557	8,383

AT&T Inc	1,319,023	38,819

BCE Inc	103,295	5,136

Comcast Corp, Cl A	514,706	29,513

Facebook Inc, Cl A *	8,251	2,712

Fox Corp	152,773	5,630

John Wiley & Sons Inc, Cl A	24,842	1,575

News Corp, Cl A	121,024	3,267

Scholastic Corp	48,941	1,648

Thryv Holdings *	5,455	158

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Verizon Communications Inc	773,271	$ 43,682

		140,523

Consumer Discretionary — 4.5%

Acushnet Holdings Corp	2,986	159

AutoZone Inc *	15,884	22,342

Dollar General Corp	21,302	4,323

Dollar Tree Inc *	11,299	1,102

Domino’s Pizza Inc	10,476	4,472

DR Horton Inc	101,300	9,653

eBay Inc	385,200	23,451

Ford Motor Co *	403,300	5,860

General Motors Co *	153,400	9,098

Johnson Outdoors Inc, Cl A	2,338	286

Target Corp	170,798	38,758

WD-40 Co	8,462	2,071

		121,575

Consumer Staples — 11.9%

Altria Group Inc	321,200	15,809

Bunge Ltd	40,766	3,539

Campbell Soup Co	65,357	3,181

Casey’s General Stores Inc	40,562	8,958

Central Garden & Pet Co, Cl A *	38,570	1,946

Church & Dwight Co Inc	151,340	12,974

Clorox Co/The	58,587	10,354

Colgate-Palmolive Co	178,160	14,926

Conagra Brands Inc	288,500	10,992

Costco Wholesale Corp	43,473	16,445

Flowers Foods Inc	260,708	6,280

General Mills Inc	392,956	24,701

Hershey Co/The	48,361	8,369

Hormel Foods Corp	79,061	3,838

Ingles Markets Inc, Cl A	403	25

Ingredion Inc	49,600	4,709

J M Smucker Co/The	134,953	17,988

John B Sanfilippo & Son Inc	13,699	1,278

Kellogg Co	287,449	18,825

Keurig Dr Pepper Inc	44,842	1,657

Kimberly-Clark Corp	210,525	27,501

Kraft Heinz Co/The	360,900	15,732

Kroger Co/The	936,637	34,637

Lancaster Colony Corp	6,115	1,142

Molson Coors Beverage Co, Cl B *	118,300	6,899

Mondelez International Inc, Cl A	47,310	3,006

Nomad Foods Ltd *	51,592	1,582

PriceSmart Inc	5,406	477

Procter & Gamble Co/The	82,698	11,152

Spectrum Brands Holdings Inc	3,616	321

Tyson Foods Inc, Cl A	187,586	14,913

Village Super Market Inc, Cl A	3,994	96

Walgreens Boots Alliance Inc	88,600	4,666

Walmart Inc	111,227	15,798

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Weis Markets Inc	9,164	$ 466

		325,182

Financials — 5.3%

Aflac Inc	173,000	9,806

Allstate Corp/The	218,900	29,904

American Financial Group Inc/OH	56,600	7,531

Annaly Capital Management Inc ‡	540,500	5,010

Ares Capital Corp	210,500	4,098

Bank of New York Mellon Corp/The	268,100	13,963

BankFinancial Corp	12,507	138

Berkshire Hathaway, Cl A *	6	2,616

Berkshire Hathaway Inc, Cl B *	132,667	38,399

Cboe Global Markets Inc	88,394	9,838

Everest Re Group Ltd	26,600	6,915

Fidus Investment Corp	485	8

First Financial Corp/IN	771	35

Great Southern Bancorp Inc	2,936	166

HarborOne Bancorp Inc	21,889	325

Hartford Financial Services Group Inc/The	144,800	9,463

HBT Financial Inc	1,426	26

HomeTrust Bancshares Inc	1,330	38

New Mountain Finance Corp	1,132	15

Oaktree Specialty Lending Corp	266	2

PCB Bancorp	1,470	24

PCSB Financial Corp	5,391	99

Provident Financial Holdings Inc	5,109	89

RenaissanceRe Holdings Ltd	20,706	3,191

Sixth Street Specialty Lending Inc	607	14

SLR Senior Investment Corp	121	2

Stellus Capital Investment Corp	100	1

Territorial Bancorp Inc	2,474	65

Trustmark Corp	19,240	645

Waterstone Financial Inc	85,537	1,692

Westamerica BanCorp	7,593	476

		144,594

Health Care — 12.0%

Abbott Laboratories	23,436	2,734

AbbVie Inc	64,197	7,267

Agilent Technologies Inc	60,259	8,324

Amgen Inc	92,246	21,949

AMN Healthcare Services Inc *	5,394	478

Becton Dickinson and Co	51,300	12,409

Biogen Inc *	1,638	438

Bio-Rad Laboratories Inc, Cl A *	8,465	5,099

Bristol-Myers Squibb Co	374,111	24,586

Cerner Corp	204,166	15,976

Chemed Corp	17,509	8,603

Computer Programs and Systems Inc	18,023	583

CVS Health Corp	273,800	23,667

DaVita Inc *	7,623	915

Eagle Pharmaceuticals Inc/DE *	3,911	155

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Enanta Pharmaceuticals Inc *	9,594	$ 467

Gilead Sciences Inc	267,851	17,708

HCA Healthcare Inc	22,000	4,725

HealthStream Inc *	8,152	213

Henry Schein Inc *	84,032	6,390

Johnson & Johnson	321,392	54,396

Laboratory Corp of America Holdings *	729	200

Merck & Co Inc	378,845	28,751

Mettler-Toledo International Inc *	6,250	8,131

National HealthCare Corp	17,703	1,296

Orthofix Medical Inc *	18,249	743

PerkinElmer Inc	27,508	3,991

Pfizer Inc	666,817	25,826

Phibro Animal Health Corp, Cl A	15,960	450

Prestige Consumer Healthcare Inc *	39,184	1,954

Quest Diagnostics Inc	15,036	1,980

Regeneron Pharmaceuticals Inc *	9,221	4,633

Taro Pharmaceutical Industries Ltd *	7,891	560

United Therapeutics Corp *	30,069	5,590

Universal Health Services Inc, Cl B	29,500	4,709

USANA Health Sciences Inc *	18,825	1,991

Vertex Pharmaceuticals Inc *	18,520	3,864

Waters Corp *	45,496	14,661

		326,412

Industrials — 5.5%

A O Smith Corp	91,272	6,487

Allison Transmission Holdings Inc, Cl A	162,700	6,884

AMERCO	4,785	2,752

Booz Allen Hamilton Holding Corp, Cl A	26,224	2,227

CACI International Inc, Cl A *	43,800	11,167

Carrier Global Corp	50,300	2,310

CH Robinson Worldwide Inc	65,507	6,355

Expeditors International of Washington Inc	108,889	13,686

General Dynamics Corp	61,300	11,641

JB Hunt Transport Services Inc	52,362	8,982

Lincoln Electric Holdings Inc	1,856	239

Lockheed Martin Corp	49,010	18,732

Northrop Grumman Corp	72,093	26,377

Republic Services Inc, Cl A	42,854	4,679

Robert Half International Inc	48,155	4,276

United Parcel Service Inc, Cl B	6,483	1,391

Waste Management Inc	85,844	12,076

Watts Water Technologies Inc, Cl A	791	107

Werner Enterprises Inc	182,200	8,744

ZIM Integrated Shipping Services *	4,540	211

		149,323

Information Technology — 10.9%

ADTRAN Inc	5,041	100

Amdocs Ltd	300,000	23,430

Arista Networks Inc *	8,322	2,824

Arrow Electronics Inc *	42,491	5,113

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Calix Inc *	4,576	$ 203

Check Point Software Technologies Ltd *	154,392	18,061

Ciena Corp *	27,082	1,432

Cisco Systems Inc/Delaware	665,121	35,185

Cognizant Technology Solutions Corp, Cl A	90,200	6,455

CommVault Systems Inc *	31,662	2,412

CSG Systems International Inc	46,100	2,030

DSP Group Inc *	2,459	39

F5 Networks Inc *	74,628	13,838

Intel Corp	629,400	35,951

International Business Machines Corp	165,800	23,832

Juniper Networks Inc	465,855	12,266

Microsoft Corp	2,507	626

Motorola Solutions Inc	36,790	7,553

NETGEAR Inc *	25,458	990

NetScout Systems Inc *	65,156	1,915

NortonLifeLock Inc	215,331	5,956

Oracle Corp	738,279	58,132

Progress Software Corp	39,412	1,757

QAD Inc, Cl A	5,217	373

Radware Ltd *	59,034	1,724

Seagate Technology Holdings PLC	197,300	18,891

Silicom Ltd *	2,397	98

Sykes Enterprises Inc *	81,231	3,405

Ubiquiti Inc	2,523	761

Viavi Solutions Inc *	103,374	1,812

Western Union Co/The	420,100	10,280

		297,444

Materials — 3.3%

AptarGroup Inc	9,967	1,468

Materion Corp	26,593	2,097

Neenah Inc	1,007	53

NewMarket Corp	29,900	10,262

Newmont Corp	407,994	29,979

Nucor Corp	22,359	2,293

PPG Industries Inc	1,172	211

Reliance Steel & Aluminum Co	55,876	9,391

Royal Gold Inc	73,976	9,156

Sealed Air Corp	158,400	9,007

Silgan Holdings Inc	357,811	15,075

Stepan Co	2,450	330

		89,322

Real Estate — 1.3%

Brandywine Realty Trust ‡	319,900	4,498

Extra Space Storage Inc ‡	52,330	7,839

Public Storage ‡	39,180	11,068

VEREIT Inc ‡	231,580	11,016

		34,421

Utilities — 2.9%

Alliant Energy Corp	107,215	6,127

American Electric Power Co Inc	51,106	4,395

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Consolidated Edison Inc	51,280	$3,961

DTE Energy Co	57,765	7,971

Entergy Corp	123,800	13,031

Evergy Inc	258,300	16,012

Exelon Corp	140,600	6,344

Hawaiian Electric Industries Inc	54,682	2,354

National Fuel Gas Co	213,900	11,099

PPL Corp	80,249	2,336

Public Service Enterprise Group Inc	81,112	5,039

Star Group LP (B)	3,247	34

		78,703

		1,707,499

Total Common Stock (Cost $2,294,530) ($ Thousands)		2,661,959

PREFERRED STOCK — 0.3%
Germany — 0.3%
FUCHS PETROLUB SE (C)	3,864	198

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)

Henkel AG & Co KGaA (C)	78,407	$9,032

		9,230

Total Preferred Stock (Cost $7,910) ($ Thousands)		9,230

AFFILIATED PARTNERSHIP — 0.8%

SEI Liquidity Fund, L.P. 0.010% **†(D)	21,835,144	21,842

Total Affiliated Partnership (Cost $21,841) ($ Thousands)		21,842

Total Investments in Securities — 98.9% (Cost $2,324,281) ($ Thousands)		$2,693,031

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	40	Jun-2021	$1,984	$1,981	$(3)
Hang Seng Index	1	Jun-2021	188	187	(1)
S&P 500 Index E-MINI	53	Jun-2021	11,143	11,136	(7)
SPI 200 Index	4	Jun-2021	554	553	(1)
TOPIX Index	8	Jun-2021	1,413	1,417	5

			$15,282	$15,274	$(7)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/11/21	USD	67	DKK	413	$—

Brown Brothers Harriman	06/11/21	USD	76	DKK	460	—

Brown Brothers Harriman	06/11/21	USD	99	NZD	137	—

Brown Brothers Harriman	06/11/21	USD	49	NZD	67	—

Brown Brothers Harriman	06/11/21	USD	36	NOK	297	—

Brown Brothers Harriman	06/11/21	USD	203	NOK	1,683	(1)

Brown Brothers Harriman	06/11/21	USD	105	SEK	880	1

Brown Brothers Harriman	06/11/21	USD	187	SEK	1,551	—

Brown Brothers Harriman	06/11/21	USD	670	AUD	864	(4)

Brown Brothers Harriman	06/11/21	USD	607	HKD	4,714	—

Brown Brothers Harriman	06/11/21	USD	147	HKD	1,144	—

Brown Brothers Harriman	06/11/21	USD	767	SGD	1,019	4

Brown Brothers Harriman	06/11/21	USD	1,207	CHF	1,093	9

Brown Brothers Harriman	06/11/21	USD	1,043	CHF	935	(3)

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Brown Brothers Harriman	06/11/21	USD	2,172	GBP	1,539	$11

Brown Brothers Harriman	06/11/21	USD	882	GBP	621	(1)

Brown Brothers Harriman	06/11/21	USD	1,886	CAD	2,283	5

Brown Brothers Harriman	06/11/21	USD	1,292	CAD	1,560	(1)

Brown Brothers Harriman	06/11/21	NZD	3,844	USD	2,797	10

Brown Brothers Harriman	06/11/21	NZD	154	USD	111	(1)

Brown Brothers Harriman	06/11/21	USD	1,947	EUR	1,610	16

Brown Brothers Harriman	06/11/21	USD	2,178	EUR	1,782	(7)

Brown Brothers Harriman	06/11/21	USD	4,570	JPY	498,565	(36)

Brown Brothers Harriman	06/11/21	DKK	198	USD	32	—

Brown Brothers Harriman	06/11/21	DKK	21,671	USD	3,540	(11)

Brown Brothers Harriman	06/11/21	SGD	21,941	USD	16,546	(37)

Brown Brothers Harriman	06/11/21	AUD	26,876	USD	21,064	344

Brown Brothers Harriman	06/11/21	AUD	30	USD	23	—

Brown Brothers Harriman	06/11/21	GBP	45,178	USD	63,172	(880)

Brown Brothers Harriman	06/11/21	NOK	46,144	USD	5,608	84

Brown Brothers Harriman	06/11/21	NOK	628	USD	75	—

Brown Brothers Harriman	06/11/21	CHF	564	USD	628	1

Brown Brothers Harriman	06/11/21	CHF	48,966	USD	54,269	(154)

Brown Brothers Harriman	06/11/21	SEK	446	USD	54	—

Brown Brothers Harriman	06/11/21	SEK	60,304	USD	7,242	(6)

Brown Brothers Harriman	06/11/21	EUR	771	USD	940	1

Brown Brothers Harriman	06/11/21	EUR	83,818	USD	101,815	(305)

Brown Brothers Harriman	06/11/21	CAD	694	USD	576	1

Brown Brothers Harriman	06/11/21	CAD	84,430	USD	69,482	(413)

Brown Brothers Harriman	06/11/21	HKD	129,588	USD	16,685	(12)

Brown Brothers Harriman	06/11/21	JPY	15,597,620	USD	143,642	1,793

Brown Brothers Harriman	06/11/21	JPY	4,786	USD	44	—

						$408

	Percentages are based on Net Assets of $2,722,519 ($ Thousands).	JPY — Japanese Yen

*	Non-income producing security.

L.P. — Limited Partnership

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Stock Price Index

USD — U.S. Dollar

**	The rate reported is the 7-day effective yield as of May 31, 2021.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021 was $20,660 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2021, such securities amounted to $34 ($ Thousands), or 0.0% of the Net Assets of the Fund.
(C)	No interest rate available.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $21,842 ($ Thousands).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

Global Managed Volatility Fund (Continued)

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,661,743	216	–	2,661,959
Preferred Stock	9,230	–	–	9,230
Affiliated Partnership	–	21,842	–	21,842

Total Investments in Securities	2,670,973	22,058	–	2,693,031

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	5	–	–	5
Unrealized Depreciation	(12)	–	–	(12)
Forwards Contracts*
Unrealized Appreciation	–	2,280	–	2,280
Unrealized Depreciation	–	(1,872)	–	(1,872)

Total Other Financial Instruments	(7)	408	–	401

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$ 185,894	$ (164,050)	$ (3)	$ 1	$ 21,842	21,835,144	$ 89	$ —
SEI Daily Income Trust, Government Fund, Cl F	36,578	656,448	(693,026)	—	—	—	—	6	—

Totals	$ 36,578	$ 842,342	$ (857,076)	$ (3)	$ 1	$ 21,842		$ 95	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.2%

Argentina — 0.0%
Ternium SA ADR	32,579	$1,193

Australia — 3.2%
a2 Milk Co Ltd *(A)	1,998,641	8,536
Adbri Ltd	500,596	1,285
Aristocrat Leisure Ltd	127,630	4,124
ASX Ltd	614,482	36,208
BGP Holdings *	239,898	–
BlueScope Steel Ltd	1,826,988	30,100
Boral Ltd	388,383	2,054
Fisher & Paykel Healthcare	38,472	815
Fortescue Metals Group Ltd	3,991,910	68,076
Macquarie Group Ltd	82,140	9,655
Mineral Resources Ltd	472,153	16,708
Northern Star Resources Ltd	611,670	5,395
Orora Ltd	848,711	2,061
Qantas Airways Ltd	16,793,255	62,274
Rio Tinto Ltd	246,902	23,417
South32 Ltd	10,255,407	23,719
Suncorp Group Ltd	5,135,490	44,224

		338,651

Austria — 0.2%
ANDRITZ AG	104,561	6,114
OMV AG	121,912	7,072
voestalpine AG	86,268	3,875

		17,061

Belgium — 0.5%
Etablissements Franz Colruyt NV	23,065	1,404
KBC Group NV	508,831	41,640
Solvay SA	61,160	8,277

		51,321

Brazil — 1.1%
B3 SA - Brasil Bolsa Balcao	11,079,258	36,940
Banco Bradesco SA ADR	2,401,356	12,199
Cia Siderurgica Nacional SA	713,551	6,084
CPFL Energia SA	3,956,200	21,949
CSN Mineracao SA	448,200	796
JBS SA	2,461,600	14,222
Minerva SA/Brazil	931,944	1,763
Sao Martinho SA	56,500	380
SLC Agricola SA	217,000	2,139
YDUQS Participacoes SA	3,552,500	22,764

		119,236

Canada — 2.8%
Agnico Eagle Mines Ltd	296,242	21,330
Alimentation Couche-Tard Inc, Cl B	114,437	4,185
Birchcliff Energy	202,400	576
BRP Inc	228,014	19,219
Canfor Corp *	177,499	4,398
Cascades Inc	69,594	786
Dollarama Inc	243,180	10,637
Empire Co Ltd, Cl A	162,600	5,565

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Home Capital Group Inc, Cl B *	686,600	$19,780
iA Financial Corp Inc	17,301	996
Interfor Corp	48,800	1,259
Intertape Polymer Group	39,581	958
Linamar Corp	13,400	877
Lundin Mining Corp	2,816,129	30,236
Magna International Inc, Cl A	483,722	48,645
MEG Energy Corp *	68,400	454
National Bank of Canada	167,329	13,059
Nutrien Ltd	179,700	11,176
Peyto Exploration & Development Corp	85,000	387
Quebecor Inc, Cl B	216,220	5,876
Restaurant Brands International Inc	502,780	35,066
Russel Metals Inc	16,300	446
TMX Group Ltd	323,904	36,021
Toromont Industries Ltd	225,570	20,496
Tourmaline Oil	122,500	2,984
Transcontinental	25,400	473
West Fraser Timber Co Ltd	30,200	2,324

		298,209

Chile — 0.3%
Antofagasta PLC	1,490,094	32,631

China — 2.2%
Baidu Inc ADR *	147,915	29,031
Bank of Communications Co Ltd, Cl H	1,046,985	707
China Coal Energy Co Ltd, Cl H	824,000	500
China Construction Bank Corp, Cl H	37,319,000	30,773
China Everbright Bank Co Ltd, Cl H	2,487,000	1,061
China National Building Material Co Ltd, Cl H	1,476,000	1,955
JD.com Inc ADR *	47,600	3,520
Li Ning Co Ltd	573,000	5,271
LONGi Green Energy Technology Co Ltd, Cl A	4,167,091	63,661
Midea Group Co Ltd, Cl A	4,712,144	61,092
Oppein Home Group Inc, Cl A	1,467,522	33,891
Vipshop Holdings Ltd ADR *	96,991	2,243
Weichai Power Co Ltd, Cl H	610,000	1,415

		235,120

Denmark — 3.1%
AP Moller - Maersk A/S, Cl B	10,247	28,308
Coloplast A/S, Cl B	92,433	14,681
Danske Bank A/S	2,499,958	47,072
Demant A/S *	293,260	15,665
DSV PANALPINA A/S	40,360	9,841
Genmab A/S *	42,037	17,180
GN Store Nord A/S	217,692	18,507
H Lundbeck A/S	37,509	1,198
Novo Nordisk A/S, Cl B	689,677	54,526
Orsted A/S	215,936	33,023
Pandora A/S	342,395	46,338
Royal Unibrew A/S	62,400	8,061

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vestas Wind Systems	840,910	$32,893

		327,293

Finland — 0.5%
Kesko Oyj, Cl B	120,748	4,195
Kone Oyj, Cl B	286,077	23,258
Metso Outotec Oyj	784,730	9,305
Orion Oyj, Cl B	277,003	12,225
Sampo Oyj, Cl A	116,380	5,534
Sanoma OYJ	27,718	468

		54,985

France — 7.3%
Air Liquide SA	175,140	29,775
Airbus SE	322,510	42,429
Alstom SA	774,774	43,744
BNP Paribas SA	707,800	48,697
Cie de Saint-Gobain (A) *	1,141,304	76,660
Criteo SA ADR *	113,015	4,209
Danone SA	473,400	33,712
Eurofins Scientific	28,096	3,008
Euronext NV	371,146	39,424
Faurecia SE *	935,853	51,423
Ipsen SA	62,126	6,483
Legrand SA	115,811	12,138
L’Oreal SA	87,347	39,533
LVMH Moet Hennessy Louis Vuitton SE	38,222	30,534
Orange SA	4,120,525	52,583
Pernod Ricard SA	72,132	15,922
Publicis Groupe SA	516,464	34,916
Remy Cointreau SA	28,345	5,908
Sanofi	447,887	47,990
Sartorius Stedim Biotech	10,041	4,352
Schneider Electric SE	60,935	9,696
Societe Generale SA	239,360	7,654
Sodexo SA *	539,517	52,077
Stellantis	2,644,632	51,796
TotalEnergies SE	188,690	8,768
Ubisoft Entertainment SA *	147,969	10,797

		764,228

Germany — 5.5%
adidas AG	58,670	21,394
Allianz SE	79,048	20,968
Aroundtown SA	4,870,566	41,092
Bayerische Motoren Werke AG	240,435	25,542
Carl Zeiss Meditec AG	26,567	4,914
Continental AG	277,092	41,065
Daimler AG	321,997	30,061
Deutsche Bank AG *	1,432,363	21,545
Deutsche Boerse AG	222,976	36,437
Deutsche Post AG	444,365	30,178
Deutsche Telekom AG	1,748,980	36,398
Evonik Industries AG	1,007,342	36,162
Fresenius Medical Care	409,210	32,790

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
HelloFresh SE *	114,290	$10,336
METRO AG	1,221,850	15,852
Rheinmetall AG	298,251	31,100
SAP SE	282,877	39,669
Scout24 AG	178,221	14,498
Siemens AG	294,234	48,351
Siemens Energy AG *	101,366	3,225
TeamViewer AG *	738,116	28,925
Westwing Group *	6,619	427
Zalando SE *	34,770	3,716
zooplus AG *	10,475	3,034

		577,679

Hong Kong — 7.9%
AIA Group Ltd	1,569,800	20,873
Alibaba Group Holding Ltd *	3,876,240	103,580
Alibaba Group Holding Ltd ADR *	94,498	20,219
ASM Pacific Technology Ltd	212,600	2,805
Chaoda Modern Agriculture Holdings Ltd *	52,790	1
China Hongqiao Group Ltd	1,577,500	2,549
China Merchants Bank Co Ltd, Cl H	139,500	1,289
China Resources Gas Group Ltd	4,114,000	25,495
China Resources Land Ltd	11,008,000	51,980
China Risun Group (A)	1,587,000	1,215
China Sanjiang Fine Chemicals	1,863,242	783
CIFI Holdings Group Co Ltd	33,682,000	29,379
Country Garden Services Holdings Co Ltd	820,283	8,323
Dongyue Group Ltd	3,708,000	2,823
Galaxy Entertainment Group	3,508,000	29,356
Guangzhou Automobile Group Co Ltd, Cl H	18,348,000	15,886
Hong Kong Exchanges & Clearing Ltd	591,967	36,411
Industrial & Commercial Bank of China Ltd, Cl H	36,612,181	24,057
Kingboard Laminates Holdings Ltd	300,500	650
Kunlun Energy Co Ltd	30,372,000	34,475
Lee & Man Paper Manufacturing Ltd	2,377,243	2,156
Lenovo Group Ltd	10,516,000	12,668
Lonking Holdings Ltd	1,502,732	546
Meituan, Cl B *	78,500	2,682
NetDragon Websoft Holdings Ltd	325,000	938
Nine Dragons Paper Holdings Ltd	5,707,000	9,015
PetroChina Co Ltd, Cl H	4,180,045	1,707
Samsonite International SA *	29,808,900	56,611
Sands China Ltd *	12,993,200	59,513
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	33,784,700	73,824
Techtronic Industries Co Ltd	74,000	1,395
Tencent Holdings Ltd	349,000	27,047
Tingyi Cayman Islands Holding Corp	2,672,000	5,081
Topsports International Holdings Ltd	35,367,000	54,772
Tsingtao Brewery Co Ltd, Cl H	64,000	679
Xinyi Glass Holdings Ltd	18,494,000	72,317
Yuexiu Property Co Ltd	1,563,954	387

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zhongsheng Group Holdings Ltd	3,524,000	$29,308
Zoomlion Heavy Industry Science and Technology Co Ltd	3,900,924	4,850

		827,645

Hungary — 0.3%
OTP Bank Nyrt *	557,668	30,622

India — 1.7%
HDFC Bank Ltd ADR *	425,151	32,537
ICICI Bank Ltd	4,369,296	38,785
Power Grid Corp of India Ltd	7,133,097	22,199
Reliance Industries Ltd	322,630	9,329
Tata Steel Ltd	146,773	2,236
Tech Mahindra Ltd	5,187,430	73,487

		178,573

Ireland — 1.5%
Bank of Ireland Group PLC *	9,065,645	58,750
CRH PLC	627,900	32,851
ICON PLC *(A)	303,234	67,852

		159,453

Israel — 0.7%
Bank Hapoalim BM *	2,963,001	26,035
Bank Leumi Le-Israel BM *	5,172,919	41,500
Bezeq The Israeli Telecommunication Corp Ltd *	1,313,637	1,465
Isracard Ltd *	18	–
Israel Discount Bank Ltd, Cl A *	1,099,088	5,632

		74,632

Italy — 1.8%
Banca Generali SpA *	71,495	2,878
Banca Mediolanum SpA	598,982	5,788
Banco BPM SpA	1,110,900	3,932
De’ Longhi SpA	26,199	1,163
DiaSorin SpA	46,547	8,179
Enel SpA	3,229,930	32,039
EXOR NV	73,619	6,342
Leonardo SpA	315,287	2,754
Mediaset *	485,012	1,731
Mediobanca Banca di Credito Finanziario SpA *	2,784,930	33,165
Pirelli & C	229,013	1,350
Prysmian SpA	400,351	13,816
Stellantis NV	3,793,104	74,419

		187,556

Japan — 12.6%
Advantest Corp	28,900	2,546
AEON Financial Service Co Ltd	168,400	2,009
Anritsu Corp (A)	656,737	12,439
Asahi Group Holdings Ltd	260,100	12,606
ASKUL Corp	13,000	209
Brother Industries Ltd	21,300	456
Canon Inc	178,900	4,266
Capcom Co Ltd (A)	569,200	18,270

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
COLOPL Inc	178,100	$1,302
Dai-ichi Life Holdings Inc	66,800	1,402
Daikin Industries Ltd	28,100	5,643
Daito Trust Construction Co Ltd	4,000	437
Daiwa Securities Group Inc	11,076,500	64,279
Dena Co Ltd	84,600	1,714
Dip Corp	573,500	17,026
Disco Corp	17,300	5,286
ENEOS Holdings Inc	5,508,600	22,791
FANUC Corp	23,200	5,592
Fuji Electric Co Ltd	769,500	36,315
Fujitsu Ltd	191,200	31,216
GungHo Online Entertainment Inc	760,500	14,363
Hitachi Ltd	1,367,100	72,299
Iida Group Holdings Co Ltd	33,900	915
Kao Corp	339,600	20,881
KDDI Corp	639,300	21,794
Kirin Holdings Co Ltd	302,500	6,101
Kobayashi Pharmaceutical Co Ltd	330,038	29,260
Konami Holdings Corp	413,900	26,797
Konica Minolta Inc	96,300	536
K’s Holdings Corp	145,500	1,753
Lawson Inc	207,000	9,487
M&A Capital Partners Co Ltd *	10,700	456
Mazda Motor Corp	300,500	2,650
Mitsubishi Electric Corp	445,900	6,980
Mitsubishi UFJ Financial Group Inc	11,725,400	67,308
Mitsui & Co Ltd	485,100	10,778
Mixi Inc	293,400	7,185
Morinaga & Co Ltd/Japan	273,000	8,490
Nichirei Corp	659,600	17,052
Nidec Corp	62,500	7,215
Nihon Kohden Corp	14,700	418
Nihon Unisys Ltd	71,400	2,110
Nikon Corp	34,400	361
Nintendo Co Ltd	44,200	27,318
Nippon Shinyaku Co Ltd	234,100	16,880
Nippon Steel Corp	182,200	3,483
Nippon Telegraph & Telephone Corp	594,000	16,042
Nishimatsuya Chain Ltd (A)	152,900	2,158
Nissan Motor Co Ltd	733,500	3,690
Nissan Tokyo Sales Holdings Co Ltd	86,600	195
Nomura Holdings Inc	920,500	5,068
Olympus Corp	171,500	3,668
ORIX Corp	3,115,100	55,263
Panasonic Corp	507,400	5,797
PeptiDream Inc *(A)	682,751	31,600
Pigeon Corp	182,500	5,269
Rakuten Inc	2,725,088	31,668
Recruit Holdings Co Ltd	828,148	42,599
Rinnai Corp	4,300	428
Sankyu Inc	412,100	18,062

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SBI Holdings Inc/Japan	1,152,323	$29,422
SCREEN Holdings Co Ltd	381,800	35,758
Secom Co Ltd	79,700	6,313
Seria Co Ltd	21,300	773
Seven & i Holdings Co Ltd	552,800	24,374
Shimamura Co Ltd	63,000	6,049
Shimano Inc	34,800	7,928
Shin-Etsu Chemical Co Ltd	26,200	4,563
Shiseido Co Ltd	89,600	6,486
SMS Co Ltd	344,000	9,587
Sony Group Corp	714,568	71,278
Subaru Corp	88,800	1,741
Sumitomo Mitsui Financial Group Inc	276,700	10,132
Sumitomo Rubber Industries Ltd	132,200	1,709
Suzuki Motor Corp	688,700	30,216
T&D Holdings Inc	144,900	1,978
Takeda Pharmaceutical Co Ltd	1,348,800	46,164
TIS Inc	339,500	8,727
Toei Animation Co Ltd	163,100	18,064
Toho Holdings Co Ltd	48,300	752
Tokyo Electron Ltd	81,993	36,003
Tosoh Corp	2,557,700	45,700
Toyota Industries Corp	388,600	33,781
UT Group Co Ltd	616,300	16,896
Workman Co Ltd	113,400	7,764
Yamada Holdings Co Ltd	192,300	939
Yamaha Motor Co Ltd	51,800	1,528
ZOZO Inc	62,300	2,130

		1,316,936

Malaysia — 0.0%
Hong Leong Financial Group	123,020	531

Mexico — 0.4%
Grupo Financiero Banorte SAB de CV, Cl O	5,503,930	37,473

Netherlands — 5.7%
Adyen NV *	2,560	5,932
AerCap Holdings NV *	385,958	22,772
Akzo Nobel NV	52,280	6,661
ArcelorMittal SA	1,207,594	38,975
ASML Holding NV	182,921	123,066
ASR Nederland NV	308,790	13,271
BE Semiconductor Industries NV	61,781	4,950
Galapagos NV *	20,525	1,570
ING Groep NV	760,480	10,575
Koninklijke Ahold Delhaize NV	1,043,766	30,305
Koninklijke DSM NV	192,605	35,428
Koninklijke Philips NV	1,109,313	62,626
NN Group NV	2,138,169	108,612
OCI NV *	1,133,153	29,208
PostNL NV	472,766	2,775
Prosus NV	304,215	31,444
Randstad NV	293,434	22,841
Unilever PLC	282,013	16,895

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wolters Kluwer NV	324,244	$31,100

		599,006

New Zealand — 0.1%
Fisher & Paykel Healthcare Corp Ltd	638,333	13,518
Fletcher Building Ltd	188,592	1,019

		14,537

Norway — 1.2%
DNB ASA	2,856,386	63,669
Gjensidige Forsikring ASA	388,859	8,766
LINK Mobility Group Holding *	4,946,918	22,500
Salmar ASA	362,450	26,790
Subsea 7 SA	683,750	6,792

		128,517

Poland — 0.2%
Bank Polska Kasa Opieki SA	489,126	12,690
Dino Polska SA *	47,040	3,642
Powszechna Kasa Oszczednosci Bank Polski SA	220,335	2,383

		18,715

Portugal — 0.4%
EDP - Energias de Portugal SA	6,556,150	38,159
Sonae SGPS SA	334,761	324

		38,483

Russia — 0.2%
Mobile TeleSystems PJSC ADR	1,087,973	9,922
X5 Retail Group NV GDR	254,935	7,623

		17,545

Saudi Arabia — 0.6%
Al Rajhi Bank	895,715	24,607
Arabian Cement	167,518	2,073
Astra Industrial Group	142,790	1,468
Bank AlBilad *	489,719	4,964
Bawan	102,169	1,050
Eastern Province Cement	43,072	579
Najran Cement	244,718	1,568
National Industrialization *	787,212	3,921
Rabigh Refining & Petrochemical *	167,312	1,028
Saudi Basic Industries	438,408	14,521
Saudi Industrial Investment Group	182,128	1,867
Saudi Kayan Petrochemical *	264,143	1,240
Tabuk Cement *	58,467	312
United International Transportation	338,619	3,910
United Wire Factories	80,218	841
Zamil Industrial Investment Co *	241,983	1,945

		65,894

Singapore — 0.0%
Japfa	1,074,300	710
Jardine Cycle & Carriage Ltd	129,100	2,164

		2,874

South Africa — 0.1%
Clicks Group Ltd	667,438	12,561

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Telkom SA SOC Ltd	97,297	$343

		12,904

South Korea — 6.1%
BNK Financial Group Inc	912,896	6,507
Coway Co Ltd	791,717	57,641
Daishin Securities Co Ltd	34,929	573
DGB Financial Group Inc	172,876	1,463
DL E&C Co Ltd *	2,893	348
DL Holdings Co Ltd	28,509	2,129
Doosan Corp	15,922	1,238
Fila Holdings Corp	36,848	1,814
Hana Financial Group Inc	2,023,296	82,633
Hansae	28,591	681
Hanwha Aerospace Co Ltd	59,282	2,517
Hyosung TNC Corp	4,604	2,931
Hyundai Engineering & Construction	30,233	1,521
Hyundai Steel Co	31,457	1,503
KB Financial Group Inc	1,006,741	51,452
Kia Corp	839,562	63,759
KIWOOM Securities Co Ltd	17,710	1,953
KT Corp	88,068	2,669
KT Corp SP ADR	604,051	9,127
LG Display Co Ltd (A)	521,031	10,932
LG Electronics Inc	221,204	30,048
LG Household & Health Care Ltd	8,061	11,058
Meritz Financial Group Inc	49,675	840
NAVER Corp	119,976	38,511
NHN Corp *	10,521	685
Pacific	34,350	2,350
Samsung Card Co	26,415	789
Samsung Electronics Co Ltd	1,809,387	129,949
Samsung SDI Co Ltd	12,020	6,898
Samsung Securities Co Ltd	40,217	1,673
Shinhan Financial Group Co Ltd	156,756	5,938
Silicon Works Co Ltd	23,302	2,229
SK Hynix Inc	658,274	73,778
SK Telecom Co Ltd	125,524	35,677
S-Oil Corp	4,717	402
Sunjin	30,086	477

		644,693

Spain — 1.0%
Amadeus IT Group SA, Cl A	380,060	28,704
Cellnex Telecom SA	85,720	5,201
Industria de Diseno Textil SA	205,083	7,974
Pharma Mar SA	13,013	1,214
Repsol SA	2,376,820	31,744
Siemens Gamesa Renewable Energy SA	858,743	28,359

		103,196

Sweden — 2.7%
Arjo AB	71,447	712
Assa Abloy AB, Cl B	516,585	15,904
Atlas Copco AB, Cl A	105,300	6,428

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Betsson, Cl B	285,461	$2,535
Electrolux AB, Cl B	801,382	22,784
Embracer Group AB, Cl B *(A)	212,350	6,224
Epiroc AB, Cl A	329,155	7,495
Essity AB, Cl B	441,400	15,255
Evolution AB	47,670	8,876
Fortnox AB	65,050	3,289
Getinge AB, Cl B	250,511	8,871
Hennes & Mauritz AB, Cl B	613,000	15,826
Hexagon AB, Cl B	987,399	14,102
Husqvarna AB, Cl B	919,209	13,531
Kambi Group PLC *	14,143	712
Kinnevik AB	349,659	12,643
Kinnevik AB, Cl B *	118,045	2,227
Nordnet publ AB	63,223	1,140
Securitas AB, Cl B	1,575,150	25,761
SKF AB, Cl B	181,368	4,904
Swedish Match AB	6,998,393	64,755
Volvo AB, Cl B	1,139,459	30,007

		283,981

Switzerland — 4.1%
Adecco Group AG	24,389	1,691
Alcon Inc	103,790	7,246
Holcim Ltd	1,306,574	78,274
Idorsia Ltd *(A)	1,222,234	33,352
Julius Baer Group	23,596	1,607
Kuehne + Nagel International AG	62,595	21,135
Logitech International SA	199,363	24,542
Lonza Group AG	8,360	5,410
Nestle SA	404,200	49,902
Partners Group Holding AG	14,946	22,584
Roche Holding AG	350,395	122,865
Sonova Holding AG	27,460	9,729
Swatch Group AG/The, Cl B	106,954	38,739
Tecan Group AG	6,832	3,422
UBS Group AG	721,439	11,779

		432,277

Taiwan — 3.0%
Acer Inc	2,746,000	3,148
ASROCK Inc	243,000	1,428
Asustek Computer Inc	684,000	9,653
Chicony Electronics Co Ltd	18,000	50
Compal Electronics Inc	3,490,000	2,931
Evergreen Marine Corp Taiwan Ltd *	2,701,000	9,386
FocalTech Systems Co Ltd	993,865	7,147
General Interface Solution Holding Ltd	519,000	1,824
Gigabyte Technology Ltd	1,444,000	5,622
Holtek Semiconductor Inc	388,000	1,323
Hon Hai Precision Industry Co Ltd	7,995,000	31,991
Innolux Corp, Cl A	3,408,000	2,740
King Yuan Electronics Co Ltd	12,856,000	19,812
Lite-On Technology Corp	3,035,000	7,188

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MediaTek Inc	872,725	$30,233
Micro-Star International Co Ltd	1,293,000	7,761
Novatek Microelectronics Corp	669,000	12,179
Pou Chen Corp	5,358,000	7,388
Qisda *	1,426,000	1,550
Realtek Semiconductor Corp	658,000	11,789
Silicon Motion Technology Corp ADR	14,579	962
Simplo Technology Co Ltd	2,085,000	27,434
Taiwan Semiconductor Manufacturing Co Ltd	2,229,054	47,409
Taiwan Semiconductor Manufacturing Co Ltd ADR	188,063	22,071
Wistron Corp	7,269,000	8,005
Yang Ming Marine Transport Corp *	2,208,000	8,596
Yuanta Financial Holding Co Ltd	21,414,183	19,762

		309,382

Thailand — 0.7%
Krung Thai Bank PCL Ltd	1,217,800	421
Sea Ltd ADR *	16,860	4,269
Siam Commercial Bank PCL/The	19,653,400	64,149
Sri Trang Gloves Thailand	2,000,000	2,848

		71,687

Turkey — 0.1%
Akbank TAS	373,202	226
Aksa Akrilik Kimya Sanayii AS	26,065	50
Anadolu Efes Biracilik Ve Malt Sanayii AS	12,462	33
Arcelik AS	1,094,718	4,086
Dogus Otomotiv Servis ve Ticaret AS	257,114	790
Haci Omer Sabanci Holding AS	74,327	75
KOC Holding AS	140,719	305
Petkim Petrokimya Holding AS *	265,315	194
Tofas Turk Otomobil Fabrikasi AS	194,826	657
Turk Traktor ve Ziraat Makineleri AS	8,330	179
Turkiye Is Bankasi AS, Cl C	115,700	69
Vestel Beyaz Esya Sanayi ve Ticaret AS	60,625	359
Yapi ve Kredi Bankasi AS	459,016	115
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	176,498	340

		7,478

United Kingdom — 9.5%
Anglo American PLC	1,007,763	44,795
Aptiv PLC *	232,629	34,992
Atlassian Corp PLC, Cl A *	57,969	13,523
Avast PLC	3,847,420	25,694
BHP Group PLC	338,030	10,175
Blue Prism Group PLC *	484,699	6,460
BP PLC ADR	432,650	11,348
CNH Industrial NV	1,241,971	21,324
ConvaTec Group PLC	19,347,281	65,178
Dechra Pharmaceuticals PLC	183,344	10,695
Diageo PLC	1,222,264	58,991
Entain PLC	1,470,990	34,403
Evraz PLC	879,231	7,948

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ferrexpo PLC	2,429,432	$15,432
Flutter Entertainment PLC *	39,380	7,376
Fresnillo PLC	689,844	8,779
GlaxoSmithKline PLC	2,033,680	38,759
Greencore Group PLC	10,838,444	21,653
Indivior PLC *	245,093	543
Intertek Group PLC	118,775	9,141
Investec PLC (A)	807,235	3,550
Just Group PLC *	311,466	486
Kingfisher PLC	10,643,150	54,371
Linde PLC	121,248	36,481
London Stock Exchange Group PLC	115,752	12,430
Man Group PLC/Jersey	29,174,753	73,714
Melrose Industries PLC	14,705,610	36,009
Next PLC	60,120	6,954
Ninety One PLC	299,409	1,017
Pagegroup PLC	123,008	1,045
Persimmon PLC	663,710	29,737
Plus500 Ltd	29,055	622
Prudential PLC	569,349	12,117
QinetiQ Group PLC	613,423	3,093
RELX PLC	653,303	17,094
Rio Tinto PLC	14,038	1,207
Royal Dutch Shell PLC, Cl A	2,014,336	38,814
Royal Mail PLC	706,947	5,800
Sensata Technologies Holding PLC *	230,146	13,678
Smith & Nephew PLC	2,255,840	49,272
Smiths Group PLC	2,888,762	63,465
Tesco PLC	2,458,518	7,782
THG Holdings Ltd *	3,885,199	33,548
Weir Group PLC/The	1,353,878	36,856
Whitbread PLC *	175,890	7,936

		994,287

United States — 3.9%
21Vianet Group Inc ADR *	638,370	14,249
Accenture PLC, Cl A	123,568	34,866
Aon PLC, Cl A	69,205	17,534
Baker Hughes Co, Cl A	2,266,413	55,300
Berry Global Group Inc *	694,673	47,384
BioNTech ADR *(A)	29,523	6,023
Check Point Software Technologies Ltd *	286,136	33,472
Gentex Corp	886,882	31,485
IHS Markit Ltd	353,327	37,209
Inmode Ltd *	45,308	3,867
MercadoLibre Inc *	4,640	6,304
Nomad Foods Ltd *	2,706,535	83,009

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
XP Inc, Cl A *	877,836	$34,815

		405,517

Total Common Stock (Cost $7,371,453) ($ Thousands)		9,782,001

PREFERRED STOCK — 0.5%
Brazil — 0.0%
Itau Unibanco Holding SA (B)	780,700	4,445

Germany — 0.2%
Sartorius AG (B)	8,200	4,060
Volkswagen AG (B)	43,599	12,011

		16,071

South Korea — 0.3%
Samsung Electronics Co Ltd (B)	508,306	32,906

Total Preferred Stock (Cost $48,226) ($ Thousands)		53,422

REGISTERED INVESTMENT COMPANY — 0.0%
iShares Trust iShares ESG Aware MSCI EAFE ETF	101,860	8,261

Total Registered Investment Company (Cost $7,671) ($ Thousands)		8,261

Description	Number of Rights	Market Value ($ Thousands)

RIGHTS — 0.0%
France — 0.0%
Euronext, Expires 05/17/2021 *	–	$–
Taiwan — 0.0%
Simplo Technology Co Ltd *‡‡	23,368	–

Total Rights (Cost $—) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 1.4%
SEI Liquidity Fund, L.P. 0.010% **†(C)	145,897,577	145,937

Total Affiliated Partnership (Cost $145,915) ($ Thousands)		145,937

CASH EQUIVALENT — 3.3%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	342,536,391	342,536

Total Cash Equivalent (Cost $342,536) ($ Thousands)		342,536

Total Investments in Securities — 98.4% (Cost $7,915,801) ($ Thousands)		$10,332,157

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	2,681	Jun-2021	$131,329	$132,789	$1,608
FTSE 100 Index	463	Jun-2021	45,782	46,107	(7)
Hang Seng Index	116	Jul-2021	21,388	21,661	271
S&P TSX 60 Index	231	Jun-2021	44,498	45,428	852
SPI 200 Index	246	Jun-2021	33,791	34,019	433
TOPIX Index	598	Jun-2021	105,323	105,924	1,517

			$382,111	$385,928	$4,674

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	06/02/21	BRL	12,010	USD	2,263	$(36)
Bank of America	06/04/21	USD	2,454	AUD	3,219	28
Bank of America	06/04/21	USD	6,521	AUD	8,390	(52)
Bank of America	06/17/21	GBP	609	USD	845	(18)
Bank of America	06/17/21	USD	2,558	GBP	1,809	7
Bank of America	06/17/21	USD	23,280	ZAR	341,383	1,438
Bank of America	07/15/21	USD	14,916	SEK	127,497	414
Bank of America	07/15/21	SEK	39,475	USD	4,729	(17)
Bank of America	07/16/21	USD	5,217	CAD	6,324	19
Bank of America	07/16/21	USD	2,292	CAD	2,761	(5)
Bank of America	07/16/21	CAD	7,523	USD	6,164	(64)
Bank of America	08/19/21	JPY	670,607	USD	6,161	59
Barclays PLC	06/04/21	USD	14,480	AUD	19,021	184
Barclays PLC	06/17/21	GBP	1,377	USD	1,920	(32)
Barclays PLC	06/17/21	USD	19,446	GBP	14,104	549
Barclays PLC	06/24/21	USD	44,350	CNY	289,239	1,015
Barclays PLC	06/24/21	HUF	2,428,024	USD	7,886	(611)
Barclays PLC	07/22/21	USD	6,473	KRW	7,211,473	–
Barclays PLC	07/22/21	USD	6,301	KRW	7,000,707	(17)
Barclays PLC	07/22/21	KRW	20,468,169	USD	18,324	(49)
Barclays PLC	08/03/21	EUR	2,806	USD	3,427	5
BNP Paribas	07/15/21	USD	2,253	NOK	18,665	(18)
BNP Paribas	07/16/21	CAD	5,586	USD	4,433	(192)
BNP Paribas	08/19/21	USD	2,278	JPY	249,027	(12)
BNP Paribas	08/19/21	USD	12,533	SGD	16,709	95
BNP Paribas	08/19/21	JPY	531,232	USD	4,831	(3)
Brown Brothers Harriman	12/02/21	ZAR	–	USD	–	–
Brown Brothers Harriman	12/02/21	USD	–	ZAR	–	–
Citigroup	06/04/21	AUD	1,426	USD	1,102	2
Citigroup	06/04/21	USD	2,287	AUD	2,953	(10)
Citigroup	06/17/21	USD	2,266	GBP	1,602	5
Citigroup	06/18/21	USD	4,403	MXN	88,999	49
Citigroup	06/18/21	MXN	149,610	USD	7,508	24
Citigroup	07/16/21	USD	114,940	CAD	143,880	4,178
Citigroup	07/16/21	USD	2,256	CAD	2,723	(2)
Citigroup	07/22/21	TWD	217,892	USD	7,848	(68)
Citigroup	08/19/21	USD	5,021	HKD	38,966	1
Deutsche Bank	06/04/21	AUD	3,518	USD	2,724	12
Deutsche Bank	06/23/21	ILS	13,309	USD	4,098	1
Deutsche Bank	07/15/21	USD	4,529	INR	337,029	91
Goldman Sachs	06/02/21 - 07/02/21	USD	19,397	BRL	103,774	450
Goldman Sachs	06/02/21	BRL	51,867	USD	9,764	(169)
Goldman Sachs	06/17/21	GBP	803	USD	1,110	(28)
Goldman Sachs	06/24/21	CNY	14,585	USD	2,256	(31)
Goldman Sachs	07/15/21	INR	251,827	USD	3,433	(20)
Goldman Sachs	07/16/21	CAD	2,139	USD	1,763	(8)

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	07/22/21	USD	10,465	KRW	11,754,595	$87
Goldman Sachs	07/22/21	USD	59,227	TWD	1,661,203	1,122
Goldman Sachs	07/22/21	TWD	225,435	USD	8,146	(44)
HSBC	06/04/21	USD	8,335	AUD	10,950	106
HSBC	06/23/21	ILS	75,227	USD	22,809	(350)
HSBC	06/24/21	CNY	103,308	USD	15,929	(274)
HSBC	08/03/21	EUR	209,210	USD	256,643	1,514
HSBC	08/19/21	USD	2,273	HKD	17,640	–
JPMorgan Chase Bank	06/17/21	GBP	2,712	USD	3,778	(67)
JPMorgan Chase Bank	06/24/21	HUF	2,167,197	USD	7,206	(379)
JPMorgan Chase Bank	07/15/21	USD	9,574	DKK	59,535	187
JPMorgan Chase Bank	07/16/21	CAD	3,570	USD	2,950	(5)
JPMorgan Chase Bank	08/05/21	USD	2,279	CHF	2,048	1
Morgan Stanley	06/04/21	USD	5,147	AUD	6,737	47
Morgan Stanley	06/17/21	USD	10,098	GBP	7,325	287
Morgan Stanley	06/17/21	GBP	3,399	USD	4,828	9
Morgan Stanley	06/17/21	GBP	14,832	USD	20,806	(221)
Morgan Stanley	06/23/21	ILS	24,048	USD	7,426	23
Morgan Stanley	06/24/21	USD	18,898	CNY	122,178	265
Morgan Stanley	06/24/21	HUF	846,157	USD	2,955	(6)
Morgan Stanley	07/15/21	DKK	8,391	USD	1,372	(4)
Morgan Stanley	07/15/21	NOK	132,935	USD	16,038	122
Morgan Stanley	07/16/21	CAD	16,365	USD	13,192	(357)
Morgan Stanley	07/22/21	USD	2,293	TWD	63,671	20
Morgan Stanley	07/22/21	TWD	230,130	USD	8,292	(69)
Morgan Stanley	08/03/21	EUR	10,242	USD	12,531	41
Morgan Stanley	08/03/21	EUR	2,645	USD	3,216	(10)
Morgan Stanley	08/05/21	USD	35,336	CHF	32,164	466
Morgan Stanley	08/05/21	USD	38,394	CHF	34,372	(135)
Morgan Stanley	08/19/21	JPY	766,750	USD	7,046	68
National Bank of Australia	06/04/21	USD	2,713	AUD	3,489	(24)
RBS	06/18/21	MXN	111,596	USD	5,556	(27)
RBS	06/24/21	USD	3,454	CNY	22,045	3
RBS	07/16/21	USD	2,770	CAD	3,352	5
RBS	08/19/21	USD	5,179	HKD	40,211	3
Standard Bank	06/02/21	USD	2,284	BRL	11,970	8
Standard Bank	07/15/21	INR	85,202	USD	1,129	(39)
Standard Bank	07/22/21	USD	14,572	TWD	407,958	249
Standard Bank	07/22/21	KRW	60,737,802	USD	54,474	(48)
Standard Bank	07/28/21	USD	2,282	RUB	169,133	10
UBS	06/04/21	USD	15,437	AUD	19,855	(130)
UBS	06/17/21	GBP	1,109	USD	1,561	(12)
UBS	07/22/21	USD	2,243	KRW	2,524,886	23
UBS	07/22/21	USD	3,418	TWD	94,326	9
UBS	07/22/21	TWD	161,667	USD	5,851	(22)
UBS	07/22/21	KRW	4,294,269	USD	3,852	(2)
UBS	07/28/21	USD	18,758	RUB	1,390,504	77

						$9,691

SEI Institutional Investments Trust / Annual Report / May 31, 2021	9

SCHEDULE OF INVESTMENTS

May 31, 2021

World Equity Ex-US Fund (Continued)

Percentages are based on Net Assets of $10,497,695 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡‡	Expiration date not available.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2021 (see Note 12). The total market value of securities on loan at May 31, 2021 was $140,789 ($ Thousands).

(B)	No interest rate available.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2021 was $145,937 ($ Thousands).

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CNY — Chinese Yuan Onshore

CV — Conversion Ratio

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

ESG — Environmental, Social, and Governance

ETF — Exchange-Traded Fund

EUR — Euro

FTSE— Financial Times Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

HUF — Hungarian Forint

INR — Indian Rupee

ILS — Israeli New Sheckels

JPY — Japanese Yen

KRW — Korean Won

L.P. — Limited Partnership

Ltd. — Limited

MSCI —Morgan Stanley Capital International

MXN — Mexican Peso

NOK — Norwegian Krone

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

RUB — Russian Ruble

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX- Tokyo Price Index

TSX — Toronto Stock Exchange

TWD — Taiwan Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	9,691,122	90,879	–	9,782,001
Preferred Stock	53,422	–	–	53,422
Registered Investment Company	8,261	–	–	8,261
Rights	–	–	–^	–
Affiliated Partnership	–	145,937	–	145,937
Cash Equivalent	342,536	–	–	342,536

Total Investments in Securities	10,095,341	236,816	–	10,332,157

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	4,681	–	–	4,681
Unrealized Depreciation	(7)	–	–	(7)
Forwards Contracts*
Unrealized Appreciation	–	13,378	–	13,378
Unrealized Depreciation	–	(3,687)	–	(3,687)

Total Other Financial Instruments	4,674	9,691	–	14,365

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Securities market value less than $500.

*Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$73,249	$1,035,665	$(962,940)	$(17)	$(20)	$145,937	145,897,577	$1,624	$—
SEI Daily Income Trust, Government Fund, Cl F	156,154	1,571,207	(1,384,825)	—	—	342,536	342,536,391	12	—

Totals	$229,403	$2,606,872	$(2,347,765)	$(17)	$(20)	$488,473		$1,636	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Australia — 3.7%
Aristocrat Leisure Ltd	4,000	$ 129
Australian Vintage Ltd	55,146	33
Autosports Group Ltd	5,133	10
BGP Holdings *	4,500	–
BlueScope Steel Ltd	33,687	555
Champion Iron Ltd *	13,677	70
Fortescue Metals Group Ltd	51,850	884
Intega Group Ltd	48,428	17
Macquarie Group Ltd	2,890	340
Midway Ltd *	9,210	7
Mineral Resources Ltd	13,027	461
MotorCycle Holdings Ltd	14,298	33
Navigator Global Investments Ltd	22,455	28
Northern Star Resources Ltd	21,550	190
OM Holdings Ltd *	72,062	47
Platinum Asset Management Ltd	26,218	95
Qantas Airways Ltd *	320,758	1,189
Rio Tinto Ltd	2,981	283
Sigma Healthcare Ltd	182,929	88
South32 Ltd	239,012	553
Wagners Holding Co Ltd *	11,130	21

		5,033

Austria — 0.6%
ANDRITZ AG	2,906	170
OMV AG	3,508	203
Palfinger AG	2,459	112
POLYTEC Holding AG *	1,230	18
Strabag SE	889	39
voestalpine AG	7,103	319

		861

Belgium — 0.3%
bpost SA *	8,147	109
Deceuninck NV	8,178	29
Solvay SA	2,150	291

		429

Brazil — 0.8%
Banco Bradesco SA ADR *	65,573	333
CPFL Energia SA	75,900	421
Eternit SA *	4,300	27
JBS SA	24,500	141
Marfrig Global Foods SA	46,300	159

		1,081

Canada — 4.0%
Acadian Timber Corp	700	11
Alimentation Couche-Tard Inc, Cl B	7,200	263
Bonterra Energy Corp *	6,600	25
BRP Inc	12,529	1,056
Cascades Inc	6,400	72
Celestica Inc *	3,036	26
Cervus Equipment Corp	3,930	56
Cogeco Inc	1,831	144

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Corus Entertainment Inc, Cl B	2,817	$ 14
Dollarama Inc	6,640	291
E-L Financial Corp Ltd, Cl L	100	80
Hammond Power Solutions Inc, Cl A	4,000	32
High Liner Foods Inc	2,600	29
Home Capital Group Inc, Cl B *	17,400	501
Lassonde Industries Inc	1,100	175
Linamar Corp	1,200	79
Lundin Mining Corp	51,400	552
Magna International Inc, Cl A	4,500	452
National Bank of Canada	4,569	357
Neo Performance Materials Inc	7,900	110
Nutrien Ltd	6,300	392
NuVista Energy Ltd *	14,249	35
Peyto Exploration & Development Corp	3,197	15
PFB Corp	600	11
PHX Energy Services Corp	8,600	27
Roots Corp *	9,100	26
Russel Metals Inc	3,100	85
Toromont Industries Ltd	6,160	560

		5,476

China — 2.9%
China Construction Bank Corp, Cl H	966,000	796
China Index Holdings Ltd ADR *	8,250	16
JD.com Inc ADR *	1,680	124
LONGi Green Energy Technology Co Ltd, Cl A	76,300	1,166
Midea Group Co Ltd, Cl A	86,800	1,125
Oppein Home Group Inc, Cl A	29,463	680

		3,907

Denmark — 4.0%
AP Moller - Maersk A/S, Cl B	266	735
Coloplast A/S, Cl B	2,821	448
Danske Bank A/S	45,637	859
Demant A/S *	7,460	399
DSV PANALPINA A/S	1,410	344
Genmab A/S *	1,148	469
Nilfisk Holding A/S *	1,974	65
North Media A/S	6,655	130
Novo Nordisk A/S, Cl B	14,268	1,128
Pandora A/S *	4,441	601
Royal Unibrew A/S	2,200	284
Sparekassen Sjaelland-Fyn A/S *	1,402	29

		5,491

Finland — 1.3%
Alma Media Oyj	3,430	42
Aspo Oyj	1,598	19
Consti Oyj	934	14
Digia Oyj	1,726	16
Efecte Oyj *	799	15
Harvia Oyj	2,645	148
Kone Oyj, Cl B	9,450	768
Metso Outotec Oyj	27,645	328

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Orion Oyj, Cl B	1,287	$ 57
Rapala VMC Oyj *	5,629	57
Relais Group Oyj	759	18
Sampo Oyj, Cl A	4,090	194
Scanfil Oyj	3,934	36
Verkkokauppa.com Oyj	4,546	48

		1,760

France — 4.4%
Airbus SE *	1,050	138
BNP Paribas SA	7,060	486
Cie de Saint-Gobain *	22,161	1,489
Criteo SA ADR *	4,451	166
Exel Industries, Cl A *	132	13
Faurecia SE	1,060	58
Groupe Guillin	950	29
Guerbet	1,548	60
Haulotte Group SA *	5,349	40
Ipsen SA	175	18
Legrand SA	3,162	331
LVMH Moet Hennessy Louis Vuitton SE	1,155	923
Pernod Ricard SA	1,970	435
Publicis Groupe SA	394	27
Remy Cointreau SA	1,000	209
Sanofi	2,391	256
Sartorius Stedim Biotech	866	375
Schneider Electric SE	2,140	340
Societe Generale SA	2,641	84
Somfy SA	392	67
TotalEnergies SE	5,820	270
Trigano SA	324	68
Ubisoft Entertainment SA *	1,234	90
Vetoquinol SA	206	27

		5,999

Germany — 4.2%
Ad Pepper Media International NV *	2,492	18
Bayerische Motoren Werke AG	6,256	664
bet-at-home.com AG	803	40
Carl Zeiss Meditec AG	1,255	232
Daimler AG	9,504	887
Deutsche Bank AG *	40,074	603
Deutsche Post AG	6,728	457
DocCheck AG	330	12
Hawesko Holding AG	301	19
HelloFresh SE *	4,805	434
Merck KGaA	2,339	420
METRO AG	28,579	371
Paul Hartmann AG	32	15
Rheinmetall AG	5,315	554
SAP SE	2,929	411
Scout24 AG	4,867	396
Zalando SE *	1,220	130

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
zooplus AG *	265	$ 77

		5,740

Greece — 0.0%
Thrace Plastics Holding and Co	2,431	18

Hong Kong — 9.6%
361 Degrees International Ltd *	81,000	37
Agricultural Bank of China Ltd, Cl H	186,000	75
AIA Group Ltd	47,200	628
Alibaba Group Holding Ltd *	50,452	1,348
Alibaba Group Holding Ltd ADR *	2,580	552
Build King Holdings Ltd	269,107	38
Chaowei Power Holdings Ltd	334,000	119
China Merchants Bank Co Ltd, Cl H	62,000	573
China Resources Land Ltd	212,000	1,001
Goodbaby International Holdings Ltd *	215,000	53
Industrial & Commercial Bank of China Ltd, Cl H	1,270,000	834
Johnson Electric Holdings Ltd	19,000	51
Lansen Pharmaceutical Holdings Ltd *	39,000	11
Launch Tech Co Ltd, Cl H *	100,000	52
Lee & Man Paper Manufacturing Ltd	197,000	179
Lenovo Group Ltd	62,000	75
Lion Rock Group Ltd	150,180	17
Meituan, Cl B *	2,800	96
Midland Holdings Ltd *	157,465	24
PAX Global Technology Ltd	137,000	171
Samsonite International SA *	570,000	1,082
Sands China Ltd *	248,800	1,140
Shandong Chenming Paper Holdings Ltd, Cl H	325,000	267
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	482,000	1,053
Tencent Holdings Ltd	10,700	829
Texwinca Holdings Ltd	662,000	172
Time Watch Investments Ltd *	292,000	32
TK Group Holdings Ltd	30,000	12
Topsports International Holdings Ltd	677,000	1,048
Xin Point Holdings Ltd	24,000	11
Xinyi Glass Holdings Ltd	402,000	1,572

		13,152

Hungary — 0.0%
Waberer’s International Nyrt *	2,032	12

India — 2.6%
Andhra Sugars Ltd/The *	5,811	33
Dwarikesh Sugar Industries Ltd	335,418	240
GHCL Ltd	17,444	64
HDFC Bank Ltd ADR *	12,814	981
J Kumar Infraprojects Ltd	29,120	71
Kirloskar Pneumatic Co Ltd	6,648	34
KPR Mill Ltd	2,830	62
LG Balakrishnan & Bros Ltd *	4,092	18
Lumax Auto Technologies Ltd	11,874	24

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Orient Cement Ltd	70,124	$ 138
Redington India Ltd	70,486	214
Reliance Industries Ltd	11,360	329
Tech Mahindra Ltd	100,601	1,425

		3,633

Indonesia — 0.0%
Mandala Multifinance Tbk PT	308,600	26
Mitrabara Adiperdana Tbk PT	21,834	5

		31

Ireland — 0.8%
CRH PLC	4,210	220
ICON PLC *	3,669	821

		1,041

Israel — 0.5%
Bank Leumi Le-Israel BM *	55,983	449
Electra Consumer Products 1970 Ltd	3,345	172

		621

Italy — 1.8%
Banco BPM SpA	38,870	138
De’ Longhi SpA	1,974	88
Emak SpA	16,630	38
EXOR NV	5,552	478
Prysmian SpA	7,648	264
Sogefi SpA *	13,816	23
Stellantis NV	72,505	1,422
Valsoia SpA	599	12

		2,463

Japan — 9.8%
AEON Financial Service Co Ltd	2,100	25
Ainavo Holdings Co Ltd	2,175	22
Axial Retailing Inc	1,600	57
Canon Inc	6,300	150
Capcom Co Ltd	12,000	385
Daihatsu Diesel Manufacturing Co Ltd	4,100	18
Daikin Industries Ltd	1,000	201
Daiwa Securities Group Inc	226,000	1,311
FALCO HOLDINGS Co Ltd	1,200	19
FANUC Corp	800	193
FCC Co Ltd	4,100	64
Fujikura Ltd *	33,400	145
Fujitsu Ltd	5,500	898
Hitachi Ltd	26,000	1,375
Hokuhoku Financial Group Inc	5,800	48
Hokuriku Gas Co Ltd	500	14
Kanefusa Corp	2,300	13
Koike Sanso Kogyo Co Ltd	400	8
Marubeni Corp	50,500	454
Mitsubishi Electric Corp	21,200	332
Nidec Corp	2,200	254
Nintendo Co Ltd	1,600	989
Nippon Steel Corp	6,500	124
Nippon Telegraph & Telephone Corp	28,040	757

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NJS Co Ltd	1,900	$ 36
Nomura Holdings Inc	76,800	423
Okinawa Cellular Telephone Co	700	32
Olympus Corp	6,000	128
ORIX Corp	36,800	653
Panasonic Corp	32,500	371
Pigeon Corp	5,000	144
Recruit Holdings Co Ltd	5,000	257
Riken Technos Corp	9,200	48
Shimano Inc	900	205
Shin-Etsu Chemical Co Ltd	900	157
Shiseido Co Ltd	3,100	224
SHL-Japan Ltd	400	12
SMS Co Ltd *	9,400	262
Sony Group Corp	2,300	230
Sumitomo Mitsui Financial Group Inc	9,800	359
T&D Holdings Inc	16,400	224
Takeda Pharmaceutical Co Ltd	26,700	914
Toei Animation Co Ltd	4,500	498
TOMONY Holdings Inc	8,200	23
Tsubakimoto Kogyo Co Ltd	1,400	44
Wantedly Inc *	500	14
Workman Co Ltd	3,100	212
ZOZO Inc	1,000	34

		13,360

Malaysia — 0.1%
Allianz Malaysia Bhd	19,700	63
Hai-O Enterprise Bhd, Cl O	17,000	9
IJM Plantations Bhd	46,300	22
MKH Bhd	58,400	19

		113

Netherlands — 7.6%
Adyen NV *	90	209
Akzo Nobel NV	1,840	234
ArcelorMittal SA	21,983	709
ASML Holding NV	3,624	2,438
Brunel International NV	3,087	42
ING Groep NV	26,810	373
Koninklijke Ahold Delhaize NV	24,230	704
Koninklijke Philips NV	35,492	2,004
NN Group NV	36,253	1,842
OCI NV *	21,668	558
SNS Reaal *	1,762	–
Unilever PLC	7,701	461
Wolters Kluwer NV	9,237	886

		10,460

New Zealand — 0.2%
Briscoe Group Ltd	11,391	47
Fisher & Paykel Healthcare Corp Ltd	6,597	140
Fletcher Building Ltd	7,487	40
NZX Ltd	11,151	17
Skellerup Holdings Ltd	13,632	45

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Steel & Tube Holdings Ltd	22,756	$ 19
Tourism Holdings Ltd *	10,328	19
Turners Automotive Group Ltd	6,333	19

		346

Norway — 1.4%
DNB ASA	61,613	1,373
Gjensidige Forsikring ASA	10,619	241
SpareBank 1 Sorost-Norge	2,882	16
Subsea 7 SA *	24,100	239

		1,869

Peru — 0.0%
Empresa Siderurgica del Peru SAA	36,299	10
Ferreycorp SAA	33,644	16

		26

Poland — 0.5%
AB SA	1,137	18
Amica SA	3,217	150
Budimex SA	494	41
Cognor SA *	24,049	20
ComArch SA	596	39
Dino Polska SA *	1,650	128
Dom Development SA	1,163	48
ING Bank Slaski SA *	742	39
Lubelski Wegiel Bogdanka SA *	23,362	150
Tim SA/Siechnice	4,165	37
Unimot SA	1,772	25

		695

Portugal — 0.0%
CTT-Correios de Portugal SA	9,602	49

Russia — 0.4%
Mobile TeleSystems PJSC ADR	20,405	186
Sberbank of Russia PJSC ADR	22,376	378

		564

Singapore — 0.6%
Boustead Singapore Ltd	35,165	31
BRC Asia Ltd	46,000	52
Dutech Holdings Ltd	31,100	6
Food Empire Holdings Ltd	104,000	70
iFAST Corp Ltd	48,500	311
Jardine Cycle & Carriage Ltd	16,200	271
Sing Investments & Finance Ltd	21,700	24
Tiong Seng Holdings Ltd	7,037	1

		766

South Africa — 0.5%
Blue Label Telecoms Ltd *	289,784	97
Clicks Group Ltd	18,133	341
Combined Motor Holdings Ltd	9,481	14
Kumba Iron Ore Ltd	2,690	120
Metair Investments Ltd	11,852	20
MiX Telematics Ltd ADR	1,301	19

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mpact Ltd *	23,375	$ 37

		648

South Korea — 6.8%
Coway Co Ltd	17,620	1,283
CROWNHAITAI Holdings Co Ltd	5,018	53
Cuckoo Holdings Co Ltd	84	10
DTR Automotive Corp	4,206	143
Hana Financial Group Inc	28,123	1,148
KB Financial Group Inc	2,544	130
Kia Corp	3,710	282
KPX Chemical Co Ltd	281	16
KT Corp	355	11
LG Electronics Inc	5,983	813
LG Hausys Ltd	2,513	216
LG Household & Health Care Ltd	220	302
LG International Corp	11,692	333
Lotte Food Co Ltd	28	11
Maeil Holdings Co Ltd	10,365	103
NAVER Corp	775	249
POSCO	811	260
Samsung Electronics Co Ltd	25,625	1,840
Samsung Electronics Co Ltd GDR	675	1,221
Samsung SDI Co Ltd	430	247
Shinhan Financial Group Co Ltd	16,583	628
SPC Samlip Co Ltd	136	11
TS Corp/Korea	3,431	10

		9,320

Spain — 0.5%
Amadeus IT Group SA, Cl A *	4,085	308
Cellnex Telecom SA *	3,025	184
Industria de Diseno Textil SA	5,600	218

		710

Sweden — 2.9%
Assa Abloy AB, Cl B	14,106	434
Atlas Copco AB, Cl A	3,710	227
Atvexa AB, Cl B *	943	11
Elos Medtech AB	474	11
Embracer Group AB, Cl B *	7,470	219
Epiroc AB, Cl A	29,792	678
Evolution AB	1,680	313
Ferronordic AB	2,393	69
FM Mattsson Mora Group AB, Cl B	1,473	32
Fortnox AB	2,290	116
Getinge AB, Cl B	6,507	230
Hexagon AB, Cl B	26,964	385
Kambi Group PLC *	2,077	105
Kinnevik AB *	9,242	334
Kinnevik AB, Cl B *	3,120	59
Swedish Match AB	3,910	36

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Volvo AB, Cl B	29,287	$771

		4,030

Switzerland — 5.0%
Alcon Inc	3,670	256
Holcim Ltd	26,226	1,571
Logitech International SA	5,188	639
Lonza Group AG	290	188
Nestle SA	4,520	558
Novartis AG	12,535	1,109
Partners Group Holding AG	408	616
Roche Holding AG	3,810	1,336
UBS Group AG	32,183	525
Zehnder Group AG	889	84

		6,882

Taiwan — 3.7%
Acer Inc	83,000	95
Asustek Computer Inc	15,000	212
Capital Securities Corp	451,000	287
Chien Kuo Construction Co Ltd	69,000	33
Coretronic Corp	68,000	141
Evergreen Marine Corp Taiwan Ltd	71,000	247
Hon Hai Precision Industry Co Ltd	242,000	968
Innolux Corp, Cl A	51,000	41
MediaTek Inc	9,000	312
Micro-Star International Co Ltd	17,000	102
Novatek Microelectronics Corp	17,000	309
Quanta Computer Inc	134,000	425
Realtek Semiconductor Corp	23,000	412
Taiwan Semiconductor Manufacturing Co Ltd	22,000	468
Taiwan Semiconductor Manufacturing Co Ltd ADR	5,135	603
Wistron Corp	118,000	130
Yuanta Financial Holding Co Ltd	325,160	300

		5,085

Thailand — 1.0%
Sea Ltd ADR *	520	132
Siam Commercial Bank PCL/The	375,400	1,225
Thai Stanley Electric PCL	3,200	18

		1,375

Turkey — 0.1%
Akbank TAS	862	–
AvivaSA Emeklilik ve Hayat AS	735	2
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	389	1
Coca-Cola Icecek AS	2,539	23
Haci Omer Sabanci Holding AS	7,501	8
KOC Holding AS	694	1
Tofas Turk Otomobil Fabrikasi AS	189	1
Turk Traktor ve Ziraat Makineleri AS	2,650	57

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yapi ve Kredi Bankasi AS	1,632	$–

		93

United Arab Emirates — 0.0%
Ras Al Khaimah Ceramics	55,449	32

United Kingdom — 8.9%
Anglo American PLC	7,921	352
Atlassian Corp PLC, Cl A *	2,146	501
BHP Group PLC	11,910	358
BP PLC ADR	17,111	449
CNH Industrial NV	37,810	649
Computacenter PLC	1,190	45
ConvaTec Group PLC	210,797	710
Dechra Pharmaceuticals PLC	5,007	292
Diageo PLC	8,584	414
Evraz PLC	34,681	313
Exillon Energy PLC *	4,819	3
Ferrexpo PLC	16,544	105
Flutter Entertainment PLC *	1,390	260
Fresnillo PLC	14,006	178
Greencore Group PLC *	197,263	394
Gresham Technologies PLC	9,760	23
H&T Group PLC	4,868	19
Impellam Group PLC *	3,091	13
Instem PLC *	1,172	11
Intertek Group PLC	3,243	250
Just Group PLC *	154,296	241
Keystone Law Group PLC	2,516	23
Kingfisher PLC	216,466	1,106
London Stock Exchange Group PLC	3,161	339
Man Group PLC/Jersey	580,051	1,466
Norcros PLC *	9,391	41
NWF Group PLC	12,655	38
Pagegroup PLC *	2,389	20
Plus500 Ltd	3,536	76
Prudential PLC	15,547	331
RELX PLC	17,840	467
Rio Tinto PLC ADR	5,359	468
Sensata Technologies Holding PLC *	8,019	477
Smiths Group PLC	63,924	1,405
Team17 Group PLC *	11,281	108
Vertu Motors PLC *	30,896	19
Whitbread PLC *	6,200	280

		12,244

United States — 3.6%
Aon PLC, Cl A	1,890	479
Berry Global Group Inc *	13,241	903
Check Point Software Technologies Ltd *	6,240	730
Gentex Corp	13,229	470
Inmode Ltd *	1,987	170
MercadoLibre Inc *	165	224
Nomad Foods Ltd *	45,742	1,403

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Screened World Equity Ex-US Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Resolute Forest Products Inc *	29,125	$491

		4,870

Total Common Stock (Cost $97,903) ($ Thousands)		130,285

PREFERRED STOCK — 0.4%
Brazil — 0.2%
Braskem SA *(A)	15,412	153
Itau Unibanco Holding SA (A)	27,400	156

		309

Germany — 0.2%
Draegerwerk AG & Co KGaA	254	24
Einhell Germany AG (A)	125	23
Schaeffler AG (A)	21,709	201

		248

Total Preferred Stock (Cost $505) ($ Thousands)		557

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	2,266,355	2,266

Total Cash Equivalent (Cost $2,266) ($ Thousands)		2,266

Total Investments in Securities — 97.2% (Cost $100,674) ($ Thousands)		$133,108

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Screened World Equity Ex-US Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
Euro STOXX 50	18	Jun-2021	$857	$891	$26
FTSE 100 Index	2	Jun-2021	199	199	–
Hang Seng Index	1	Jul-2021	182	187	4
S&P TSX 60 Index	1	Jun-2021	194	197	3
SPI 200 Index	2	Jun-2021	274	277	4
TOPIX Index	4	Jun-2021	695	708	20

			$2,401	$2,459	$57

Percentages are based on Net Assets of $136,932 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

(A) There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P — Standard & Poor’s

SPI — Share Price Index

TOPIX —Tokyo Price Index

TSX — Toronto Stock Exchange

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	130,081	204	–	130,285
Preferred Stock	557	–	–	557
Cash Equivalent	2,266	–	–	2,266

Total Investments in Securities	132,904	204	–	133,108

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	57	–	–	57
Unrealized Depreciation	–	–	–	–

Total Other Financial Instruments	57	–	–	57

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 1,456	$ 24,990	$ (24,180)	$ —	$ —	$ 2,266	2,266,355	$ —	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%
Argentina — 0.0%
Banco Macro SA ADR *	2,536	$42

Australia — 0.3%
AGL Energy Ltd	16,300	104
Ampol Ltd	1,440	32
APA Group	4,541	32
Brambles Ltd	9,471	79
Champion Iron Ltd *	4,853	25
Credit Corp Group Ltd	665	15
Evolution Mining Ltd	3,986	16
Fortescue Metals Group Ltd	27,812	475
Harvey Norman Holdings Ltd	8,114	33
JB Hi-Fi Ltd	1,727	64
Northern Star Resources Ltd	2,781	25
Telstra Corp Ltd	3,791	10

		910

Austria — 0.3%
IMMOFINANZ AG	21,779	488
Mayr Melnhof Karton AG	1,400	281
Strabag SE	4,000	177
Vienna Insurance Group AG Wiener Versicherung Gruppe	7,900	223
Wienerberger AG	1,919	75

		1,244

Belgium — 0.3%
Ageas SA/NV	3,600	233
Anheuser-Busch InBev SA/NV	8,068	612
D’ieteren SA/NV	313	37
Etablissements Franz Colruyt NV	3,300	201

		1,083

Bermuda — 0.0%
Invesco Ltd	2,035	58

Brazil — 0.5%
Ambev SA	69,173	237
B3 SA - Brasil Bolsa Balcao	8,400	28
Banco do Brasil SA	73,900	473
Cia Brasileira de Distribuicao	59,341	445
CPFL Energia SA	3,100	17
JBS SA	12,534	73
Petrobras Distribuidora SA	6,800	33
Vale SA ADR, Cl B	25,000	538

		1,844

Canada — 1.2%
Alimentation Couche-Tard Inc, Cl B	8,800	322
AltaGas Ltd	2,450	49
ARC Resources Ltd	4,188	32
Atco Ltd/Canada, Cl I	305	11
B2Gold Corp	2,651	14
Bank of Montreal	2,070	217
Canaccord Genuity Group Inc	1,228	13
Canadian Apartment Properties ‡	536	24
Canadian Imperial Bank of Commerce	2,100	248

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Canadian National Railway Co	7,595	$855
Canadian Natural Resources Ltd	7,209	250
Canadian Pacific Railway Ltd	1,405	114
Canadian Tire Corp Ltd, Cl A	2,917	499
Canadian Utilities Ltd, Cl A	607	17
Cogeco Communications Inc	2,426	237
Empire Co Ltd, Cl A	382	13
Gildan Activewear Inc	1,455	53
iA Financial Corp Inc	653	38
IGM Financial Inc	632	23
Intact Financial Corp	1,026	139
Keyera Corp	1,646	41
Kirkland Lake Gold Ltd	615	27
Loblaw Cos Ltd	3,500	215
Manulife Financial Corp	12,948	270
National Bank of Canada	937	73
North West Co Inc/The	538	16
Nutrien Ltd	351	22
Parkland Corp/Canada	910	30
Quebecor Inc, Cl B	1,314	36
Richelieu Hardware Ltd	662	24
Shaw Communications Inc, Cl B	1,766	53
Sleep Country Canada Holdings Inc	545	13
Stantec Inc	1,689	76
Thomson Reuters Corp	357	35
TMX Group Ltd	178	20
Toronto-Dominion Bank/The	2,000	144
Whitecap Resources Inc *	5,465	26
Yamana Gold Inc	2,326	12

		4,301

Chile — 0.1%
Antofagasta PLC	657	14
CAP SA	19,417	348
Cencosud SA	6,957	14
Falabella SA	4,763	21

		397

China — 1.6%
Bank of Communications Co Ltd, Cl H	337,000	227
Baoshan Iron & Steel Co Ltd, Cl A	130,900	162
Bilibili Inc ADR *	222	24
China Construction Bank Corp, Cl H	952,000	785
China Medical System Holdings Ltd	4,000	10
China Petroleum & Chemical Corp, Cl H	362,000	196
China Shenhua Energy Co Ltd, Cl H	137,500	304
Chongqing Brewery Co Ltd, Cl A	11,101	302
Contemporary Amperex Technology Co Ltd, Cl A	8,600	553
COSCO SHIPPING Holdings Co Ltd, Cl A *	6,000	20
Dongfeng Motor Group Co Ltd, Cl H	24,000	23
Ecovacs Robotics Co Ltd, Cl A *	4,433	123
Focus Media Information Technology Co Ltd, Cl A	160,597	263

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Guangzhou R&F Properties Co Ltd	8,000	$11
Hengdian Group DMEGC Magnetics Co Ltd, Cl A	44,600	92
Huazhu Group Ltd ADR *	1,300	74
Huizhou Desay Sv Automotive Co Ltd, Cl A	8,200	140
HUYA Inc ADR *	655	10
JD.com Inc ADR *	152	11
Jiangling Motors Corp Ltd, Cl A *	5,200	19
JiuGui Liquor Co Ltd, Cl A	2,400	90
JOYY Inc ADR	110	9
Kunlun Energy Co Ltd	12,000	14
Li Ning Co Ltd	41,043	378
Momo Inc ADR	965	14
NetEase Inc ADR	909	107
NIO Inc ADR *	739	29
PICC Property & Casualty Co Ltd	520,000	507
Pinduoduo Inc ADR *	308	38
Ping An Insurance Group Co of China Ltd, Cl H	7,000	77
Qudian Inc ADR *	94,700	196
Sansteel Minguang Co Ltd Fujian, Cl A	159,800	185
SGIS Songshan Co Ltd, Cl A *	420,600	330
Shanxi Xinghuacun Fen Wine Factory Co Ltd, Cl A	300	21
TAL Education Group ADR *	272	11
Vipshop Holdings Ltd ADR *	215	5
Wanhua Chemical Group Co Ltd, Cl A	597	10
Weichai Power Co Ltd, Cl H	9,230	21
Xilinmen Furniture Co Ltd, Cl A	19,000	83
Xinyuan Real Estate Co Ltd ADR	3,600	8
Yealink Network Technology Corp Ltd, Cl A	600	8
Zai Lab Ltd ADR *	1,200	213
Zhejiang Semir Garment Co Ltd, Cl A	65,600	123

		5,826

Croatia — 0.0%
Hrvatski Telekom dd	5,914	178

Czech Republic — 0.2%
CEZ AS	10,643	317
Komercni banka as	9,670	356

		673

Denmark — 0.2%
Coloplast A/S, Cl B	94	15
Novo Nordisk A/S, Cl B	3,624	287
Scandinavian Tobacco Group A/S	14,000	298

		600

Egypt — 0.0%
Oriental Weavers	39,520	17
Telecom Egypt Co	31,574	23

		40

Estonia — 0.0%
Tallinna Kaubamaja Grupp AS	14,572	165

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Finland — 0.6%
Elisa Oyj, Cl A	1,126	$67
Metsa Board Oyj	2,909	34
Neste Oyj	919	61
Nokia Oyj	171,628	895
Stora Enso Oyj, Cl R	64,157	1,142
Tokmanni Group Corp	522	14
Uponor Oyj	674	20

		2,233

France — 2.8%
Alstom SA	12,151	686
Arkema SA	114	15
Atos SE	5,477	367
AXA SA	38,128	1,059
BNP Paribas SA	16,031	1,103
Bollore SA	2,438	13
Cie de Saint-Gobain	19,221	1,291
Gecina SA ‡	102	16
Hermes International	437	609
LVMH Moet Hennessy Louis Vuitton SE	292	233
Orpea SA	254	32
Publicis Groupe SA	18,696	1,264
Rexel SA	39,034	794
Sanofi	3,400	364
Societe BIC SA	2,300	174
Suez SA	697	17
TotalEnergies SE	27,507	1,278
Valeo SA	20,648	679
Wendel SE	185	26

		10,020

Germany — 2.6%
Allianz SE	7,518	1,994
Aurubis AG	533	50
BASF SE	15,822	1,294
Bayerische Motoren Werke AG	9,661	1,026
Brenntag SE	571	53
Continental AG	5,300	785
Covestro AG	14,394	1,005
Daimler AG	1,927	180
Deutsche Post AG	4,000	272
Deutsche Telekom AG	20,317	423
Draegerwerk AG & Co KGaA	58	5
E.ON SE	18,025	219
GEA Group AG	1,075	47
Hannover Rueck SE	353	62
HeidelbergCement AG	11,760	1,075
MTU Aero Engines AG	2,953	768
RWE AG	4,897	186

		9,444

Greece — 0.1%
Aegean Airlines SA *	17,000	115
Alpha Services and Holdings SA *	128,743	169

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fourlis Holdings SA *	19,206	$102

		386

Hong Kong — 2.6%
Agile Group Holdings Ltd	188,000	265
Agricultural Bank of China Ltd, Cl H	691,000	280
Alibaba Group Holding Ltd ADR *	7,094	1,518
Alibaba Health Information Technology Ltd *	8,000	20
A-Living Smart City Services Co Ltd, Cl H	4,500	22
Beijing Enterprises Holdings Ltd	65,500	229
BOC Aviation Ltd	1,800	16
China Everbright Environment Group Ltd	33,000	20
China Hongqiao Group Ltd	17,500	28
China Lesso Group Holdings Ltd	9,000	23
China Merchants Land Ltd	438,000	63
China Overseas Grand Oceans Group Ltd	215,173	136
China Railway Signal & Communication Corp Ltd, Cl H	552,000	224
China Resources Power Holdings Co Ltd	444,446	574
China Water Affairs Group Ltd	54,585	43
CK Hutchison Holdings Ltd	6,000	48
CK Infrastructure Holdings Ltd	6,000	38
Country Garden Services Holdings Co Ltd	88,846	901
Dali Foods Group Co Ltd	30,500	19
Far East Horizon Ltd	265,145	290
Greentown China Holdings Ltd	8,000	9
Guangzhou Automobile Group Co Ltd, Cl H	16,000	14
Haitian International Holdings Ltd	5,000	18
Hengan International Group Co Ltd	5,000	34
HK Electric Investments & HK Electric Investments Ltd	17,000	17
JNBY Design Ltd	52,000	97
Kaisa Group Holdings Ltd	20,000	9
Kingboard Holdings Ltd	38,500	213
Kingboard Laminates Holdings Ltd	190,000	411
KWG Group Holdings Ltd	119,488	182
Lenovo Group Ltd	240,000	289
Longfor Group Holdings Ltd	1,500	9
Meituan, Cl B *	800	27
Minth Group Ltd	2,000	8
New China Life Insurance Co Ltd, Cl H	25,900	97
Nine Dragons Paper Holdings Ltd	13,000	21
PetroChina Co Ltd, Cl H	1,422,000	581
Ping An Healthcare and Technology Co Ltd *	1,000	12
Postal Savings Bank of China Co Ltd, Cl H	44,000	32
Power Assets Holdings Ltd	3,000	19
Powerlong Real Estate Holdings Ltd	79,808	78
Shenzhen Expressway Co Ltd, Cl H	138,000	139
Shenzhen International Holdings Ltd	10,000	15
Shimao Group Holdings Ltd	8,000	23
Shougang Fushan Resources Group Ltd	764,000	206
Sun Hung Kai Properties Ltd	5,000	78

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sunny Optical Technology Group Co Ltd	1,100	$28
Tencent Holdings Ltd	18,590	1,440
Tingyi Cayman Islands Holding Corp	20,000	38
Uni-President China Holdings Ltd	10,000	11
WH Group Ltd	21,500	19
Wharf Holdings Ltd/The	22,560	78
WuXi AppTec Co Ltd, Cl H	1,680	35
Xinyi Glass Holdings Ltd	44,000	172
Xinyi Solar Holdings Ltd	14,000	25
Yadea Group Holdings Ltd	118,506	259
Yuexiu Property Co Ltd	88,000	22
ZhongAn Online P&C Insurance Co Ltd, Cl H *	2,300	11
Zhongsheng Group Holdings Ltd	11,608	97

		9,630

Hungary — 0.6%
Magyar Telekom Telecommunications PLC	614,399	875
MOL Hungarian Oil & Gas PLC *	63,000	506
OTP Bank Nyrt *	2,337	128
Richter Gedeon Nyrt	23,752	663

		2,172

India — 1.1%
Ambuja Cements Ltd	2,793	13
Apollo Tyres Ltd *	3,470	11
Arvind Ltd *	103,277	111
Bajaj Auto Ltd	639	37
Bharat Forge Ltd *	2,848	27
Container Corp Of India Ltd	1,692	16
HCL Technologies Ltd	10,000	130
Hindustan Petroleum Corp Ltd	32,043	124
IDFC First Bank Ltd *	26,794	22
Infosys Ltd	9,692	188
Infosys Ltd ADR	4,800	93
ITC Ltd	12,009	35
JSW Steel Ltd	11,995	114
Jubilant Foodworks Ltd *	484	21
Muthoot Finance Ltd	1,186	21
NHPC Ltd	612,000	219
NTPC Ltd	134,466	202
Oil & Natural Gas Corp Ltd	370,222	574
Oil India Ltd	63,500	116
Petronet LNG Ltd	2,264	7
Power Finance Corp Ltd	267,616	445
Power Grid Corp of India Ltd	9,635	30
REC Ltd	240,076	484
Redington India Ltd *	14,242	43
Steel Authority of India Ltd	49,522	83
Tata Consultancy Services Ltd	1,876	81
Tata Consumer Products Ltd	1,579	14
Tech Mahindra Ltd	5,289	75
Titan Co Ltd	778	17
Torrent Pharmaceuticals Ltd	394	15

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
UltraTech Cement Ltd	845	$77
Vedanta Ltd	140,371	516
Wipro Ltd	12,261	91

		4,052

Indonesia — 0.1%
Erajaya Swasembada Tbk PT	5,043,836	208
Indofood CBP Sukses Makmur Tbk PT	26,400	15
Indofood Sukses Makmur Tbk PT	45,100	20
Japfa Comfeed Indonesia Tbk PT	272,600	39

		282

Ireland — 0.4%
CRH PLC	24,960	1,306
James Hardie Industries PLC	7,073	231

		1,537

Israel — 0.0%
Bank Hapoalim BM *	3,594	32

Italy — 0.8%
Assicurazioni Generali SpA	8,502	175
EXOR NV	473	41
Hera SpA	53,900	229
Intesa Sanpaolo SpA	486,571	1,428
Sesa SpA	72	11
Stellantis NV	1,076	21
Telecom Italia SpA/Milano	102,888	57
Terna SPA	4,357	33
UniCredit SpA	52,934	676
UnipolSai Assicurazioni SpA	75,012	224

		2,895

Japan — 12.9%
AEON Investment Corp ‡	160	222
AGC Inc	4,200	184
Aisin Corp	15,800	692
Alps Alpine Co Ltd	10,200	111
Aoyama Trading Co Ltd	15,200	120
Aozora Bank Ltd	10,000	230
Asahi Kasei Corp	3,600	41
Canon Inc	9,200	219
Central Japan Railway Co	5,900	885
Chiba Bank Ltd/The	2,400	16
Citizen Watch Co Ltd	97,500	392
Cosel Co Ltd	8,800	86
Cosmos Pharmaceutical Corp	100	14
Credit Saison Co Ltd	52,500	668
CyberAgent Inc	500	10
Daibiru Corp	15,400	177
Dai-ichi Life Holdings Inc	55,000	1,155
Daito Trust Construction Co Ltd	7,901	863
Daiwa Securities Group Inc	1,900	11
DCM Holdings Co Ltd	22,400	207
East Japan Railway Co	17,000	1,203
Eizo Corp	5,000	216
FANUC Corp	1,600	386

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fuji Electric Co Ltd	800	$38
Fuji Media Holdings Inc	25,000	286
FUJIFILM Holdings Corp	2,700	186
Fujitsu Ltd	1,356	221
H.U. Group Holdings Inc	10,000	269
Hachijuni Bank Ltd/The	31,800	110
Hirogin Holdings Inc	25,000	137
Hitachi Ltd	200	11
Hokuetsu Corp	40,000	218
Honda Motor Co Ltd	50,765	1,601
Ibiden Co Ltd	800	37
Iida Group Holdings Co Ltd	1,312	35
Inpex Corp	2,300	16
Isuzu Motors Ltd	33,600	456
ITOCHU Corp	4,600	139
Itochu Enex Co Ltd	22,300	203
Itochu Techno-Solutions Corp	300	10
J Front Retailing Co Ltd	42,600	425
Japan Lifeline Co Ltd	30,500	391
Japan Post Bank Co Ltd	3,000	26
Japan Tobacco Inc	78,400	1,560
JFE Holdings Inc	62,500	847
JGC Holdings Corp	70,300	679
JSR Corp	1,600	49
Kajima Corp	50,000	696
Kandenko Co Ltd	16,100	134
KDDI Corp	54,300	1,851
Kirin Holdings Co Ltd	65,700	1,325
Koei Tecmo Holdings Co Ltd	300	14
Komatsu Ltd	21,200	641
Komeri Co Ltd	16,700	398
K’s Holdings Corp	28,100	339
Kuraray Co Ltd	17,700	188
Kyocera Corp	500	31
KYORIN Holdings Inc	17,500	275
Lawson Inc	400	18
Lixil Corp	2,100	57
Macnica Fuji Electronics Holdings Inc	658	14
Meitec Corp	3,900	215
Mitsubishi Corp	30,500	836
Mitsubishi Estate Co Ltd	87,600	1,443
Mitsubishi Gas Chemical Co Inc	3,465	82
Mitsubishi HC Capital Inc	28,300	160
Mitsubishi UFJ Financial Group Inc	116,800	670
Mitsui Chemicals Inc	300	10
Mitsui High-Tec Inc	305	12
Mizuho Financial Group Inc	29,350	455
Mizuho Leasing Co Ltd	418	13
MS&AD Insurance Group Holdings Inc	12,500	384
NGK Spark Plug Co Ltd	7,700	123
NH Foods Ltd	6,400	259
Nippon Steel Corp	82,200	1,571

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nippon Telegraph & Telephone Corp	100,308	$2,709
Nippon Television Holdings Inc	44,600	532
Nippon Yusen KK	500	20
Nishi-Nippon Financial Holdings Inc	15,000	96
Nissan Motor Co Ltd	40,000	201
Nitto Denko Corp	1,333	106
Nomura Holdings Inc	74,200	408
Nomura Real Estate Holdings Inc	5,400	142
Nomura Research Institute Ltd	526	17
North Pacific Bank Ltd	52,500	121
NSK Ltd	25,200	244
Obayashi Corp	30,000	256
Osaka Gas Co Ltd	23,700	454
OSG Corp	1,600	26
Otsuka Corp	700	38
Panasonic Corp	3,300	38
Park24 Co Ltd	8,700	182
Rengo Co Ltd	25,400	215
Santen Pharmaceutical Co Ltd	1,500	20
Sawai Group Holdings Co Ltd	8,500	372
SBI Holdings Inc/Japan	1,600	41
SCSK Corp	400	24
Seiko Epson Corp	58,600	1,069
Sony Group Corp	17,500	1,746
Sumitomo Electric Industries Ltd	77,500	1,199
Sumitomo Heavy Industries Ltd	10,100	319
Sumitomo Mitsui Financial Group Inc	41,600	1,523
Sumitomo Mitsui Trust Holdings Inc	31,100	1,089
Takashimaya Co Ltd	37,500	423
Takeda Pharmaceutical Co Ltd	30,500	1,044
Teijin Ltd	12,400	205
Tocalo Co Ltd	859	11
Toho Holdings Co Ltd	20,200	315
Tohoku Electric Power Co Inc	1,900	15
Tokyo Gas Co Ltd	71,400	1,415
Tokyo Ohka Kogyo Co Ltd	149	9
Toray Industries Inc	60,000	398
Toyo Suisan Kaisha Ltd	600	24
Toyota Industries Corp	1,021	89
Toyota Motor Corp	4,082	339
United Arrows Ltd	9,500	161
Wacoal Holdings Corp	8,500	193
Xebio Holdings Co Ltd	12,500	108
Yamada Holdings Co Ltd	112,900	551
Yamaha Motor Co Ltd	5,010	148

		46,927

Malaysia — 0.2%
AMMB Holdings Bhd	24,300	17
HAP Seng Consolidated Bhd	5,000	10
Hong Leong Bank Bhd	6,200	28
Malaysian Pacific Industries Bhd	1,227	11
MMC Corp Bhd	353,813	100

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nestle Malaysia Bhd	674	$22
RHB Bank Bhd	96,200	125
Supermax Corp Bhd	360,800	370
Telekom Malaysia Bhd	25,670	39
Tenaga Nasional Bhd	21,700	52

		774

Mexico — 0.1%
Alfa SAB de CV, Cl A	444,766	311
Becle SAB de CV	3,513	9
Cemex SAB de CV ADR	4,300	35
Gruma SAB de CV, Cl B	2,385	25
Grupo Mexico SAB de CV, Ser B	5,397	26
Orbia Advance Corp SAB de CV	5,693	16
Wal-Mart de Mexico SAB de CV	2,129	7

		429

Netherlands — 2.1%
APERAM SA	12,688	699
ArcelorMittal SA	33,801	1,091
ASM International NV	236	74
CNH Industrial NV	112,800	1,936
ING Groep NV	68,156	948
Koninklijke Ahold Delhaize NV	62,717	1,821
Koninklijke Vopak NV	488	23
NN Group NV	4,300	218
Randstad NV	275	21
Signify NV	11,264	695

		7,526

Nigeria — 0.0%
Zenith Bank PLC	401,927	22

Norway — 0.1%
Adevinta ASA, Cl B *	1,511	29
Austevoll Seafood ASA	14,900	195
Europris ASA	2,090	14
Gjensidige Forsikring ASA	1,120	25
Norsk Hydro ASA	5,855	38
Schibsted ASA, Cl B	532	22

		323

Pakistan — 0.0%
Habib Bank Ltd	21,283	19
Kot Addu Power Co Ltd	359,000	92

		111

Philippines — 0.1%
Bank of the Philippine Islands	4,920	9
DMCI Holdings Inc	1,089,100	127
Globe Telecom Inc	395	15
International Container Terminal Services Inc	5,470	17
Metropolitan Bank & Trust Co	21,100	21
Universal Robina Corp	7,950	24

		213

Poland — 1.6%
Bank Handlowy w Warszawie SA *	25,721	321

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bank Polska Kasa Opieki SA	53,665	$1,392
Ciech SA *	18,566	230
ComArch SA	3,236	213
Cyfrowy Polsat SA	2,731	23
Eurocash SA	40,000	167
getBACK SA *	158,863	–
Grupa Kety SA	1,355	220
Grupa Lotos SA	12,680	177
Powszechna Kasa Oszczednosci Bank Polski SA	112,969	1,221
Powszechny Zaklad Ubezpieczen SA *	153,790	1,542
TEN Square Games SA	1,428	168
Toya SA	70,000	160
VRG SA *	144,696	149

		5,983

Portugal — 0.1%
EDP - Energias de Portugal SA	21,822	127
REN - Redes Energeticas Nacionais SGPS SA	78,900	222

		349

Qatar — 0.0%
Masraf Al Rayan QSC	20,629	25
Qatar Gas Transport Co Ltd	13,396	12
Qatar Islamic Bank SAQ	1,954	9

		46

Romania — 0.4%
BRD-Groupe Societe Generale SA	102,118	409
Fondul Proprietatea SA	1,004,006	429
OMV Petrom SA	5,222,228	520

		1,358

Russia — 0.9%
Detsky Mir PJSC	150,060	311
Gazprom PJSC	100,000	358
Inter RAO UES PJSC	2,160,000	149
LUKOIL PJSC ADR	604	49
Magnit PJSC	7,364	543
MMC Norilsk Nickel PJSC	600	223
Mobile TeleSystems PJSC ADR	3,301	30
PhosAgro PJSC GDR	12,000	246
Rosneft Oil Co PJSC	4,736	34
Sberbank of Russia PJSC	153,330	649
United Co RUSAL International PJSC *	349,140	270
X5 Retail Group NV GDR	8,500	254

		3,116

Saudi Arabia — 0.1%
Al Rajhi Bank	6,061	167
Bank AlBilad *	1,408	14
Banque Saudi Fransi	1,572	15
Sahara International Petrochemical Co	1,688	13
Saudi Arabian Oil Co	17,925	168
Saudi Cement Co	565	10
Saudi Industrial Investment Group	2,883	30

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Saudi Telecom Co	810	$27

		444

Singapore — 0.2%
Best World International Ltd (A)	24,994	26
DBS Group Holdings Ltd	10,000	230
Keppel Corp Ltd	7,800	32
Sheng Siong Group Ltd	9,641	11
Singapore Technologies Engineering Ltd	6,400	19
Singapore Telecommunications Ltd	13,700	25
United Overseas Bank Ltd	12,000	238

		581

Slovenia — 0.5%
Krka dd Novo mesto	5,205	675
Luka Koper	15,153	454
Telekom Slovenije DD	7,312	535

		1,664

South Africa — 0.5%
African Rainbow Minerals Ltd	618	12
Barloworld Ltd	19,572	169
Clicks Group Ltd	660	12
DataTec Ltd *	16,956	38
Exxaro Resources Ltd	1,872	21
Foschini Group Ltd/The	3,323	32
Hyprop Investments Ltd ‡	42,783	83
Kumba Iron Ore Ltd	6,568	293
Motus Holdings Ltd	6,706	46
MTN Group	89,966	662
Old Mutual Ltd	33,620	35
PPC Ltd *	203,503	51
Sanlam Ltd	7,093	30
Telkom SA SOC Ltd	61,669	217

		1,701

South Korea — 2.3%
Chongkundang Holdings Corp	1,789	174
Coway Co Ltd	209	15
Daou Data Corp	9,613	125
E-MART Inc	1,816	254
Hana Financial Group Inc	15,663	640
Hanwha Solutions Corp	188	8
KB Financial Group Inc	1,622	83
Kia Corp	2,687	204
Kolon Global Corp	1,958	42
Korea Zinc Co Ltd	41	17
KT Corp	16,879	511
KT&G Corp	2,800	210
KUMHOE&C Co Ltd	3,284	34
LG Corp	182	17
LG Display Co Ltd	21,259	446
LG Electronics Inc	4,072	553
LX Holdings Corp *	88	1
Meritz Securities Co Ltd	2,741	11
Mirae Asset Securities Co Ltd	2,107	19

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NAVER Corp	264	$85
Osstem Implant Co Ltd	4,248	339
POSCO	1,844	590
POSCO ADR	3,400	272
Pyeong Hwa Automotive Co Ltd	1,273	14
Samsung Electronics Co Ltd	18,063	1,297
Samsung Electronics Co Ltd GDR	1,076	1,932
Samsung Life Insurance Co Ltd	635	47
SeAH Steel Corp	837	86
Seegene Inc	148	9
SIMMTECH HOLDINGS Co Ltd	4,560	11
SK Hynix Inc	347	39
SK Telecom Co Ltd	1,200	341
Yuhan Corp	481	28

		8,454

Spain — 0.6%
Banco Santander SA	359,635	1,512
Corp Financiera Alba SA	277	15
Ebro Foods SA	9,700	206
Endesa SA	13,100	377
Siemens Gamesa Renewable Energy SA	774	26
Viscofan SA	573	40

		2,176

Sweden — 0.7%
Atlas Copco AB, Cl A	2,457	150
Autoliv Inc	5,628	594
Axfood AB	942	26
Evolution AB	1,457	271
ICA Gruppen AB	473	23
Industrivarden AB, Cl C	425	17
Kindred Group PLC	3,390	58
Lundin Energy AB	845	29
Sandvik AB	34,168	908
Skanska AB, Cl B	4,664	132
Swedish Match AB	28,200	261
Tele2 AB, Cl B	3,564	48

		2,517

Switzerland — 0.9%
ABB Ltd	3,317	113
Adecco Group AG	1,242	86
Baloise Holding AG	359	60
Banque Cantonale Vaudoise	196	18
Cie Financiere Richemont SA, Cl A	2,262	275
Geberit AG	260	189
Holcim Ltd	112	7
Intershop Holding AG	30	21
Kuehne + Nagel International AG	815	275
LEM Holding SA	13	28
Novartis AG	423	38
Partners Group Holding AG	140	211
Roche Holding AG	4,327	1,517
Swiss Life Holding AG	400	209

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Swiss Prime Site AG	202	$21
Swisscom AG	34	19

		3,087

Taiwan — 2.4%
Asustek Computer Inc	44,000	621
AU Optronics Corp	343,109	291
Chailease Holding Co Ltd	9,520	72
Chicony Electronics Co Ltd	78,000	218
ChipMOS Technologies *	27,000	44
Chunghwa Telecom Co Ltd	26,600	108
Coretronic Corp	107,000	222
Evergreen Marine Corp Taiwan Ltd *	102,313	355
Feng Hsin Steel Co Ltd	6,349	17
Giant Manufacturing Co Ltd	1,000	12
Ginko International Co Ltd	17,014	108
Goldsun Building Materials Co Ltd	8,910	8
Hon Hai Precision Industry Co Ltd	126,000	504
Innolux Corp, Cl A	657,000	528
Lien Hwa Industrial Holdings Corp	8,365	15
MediaTek Inc	5,468	189
Micro-Star International Co Ltd	43,000	258
Nan Ya Plastics Corp	14,000	42
Nien Made Enterprise Co Ltd	1,000	15
Novatek Microelectronics Corp	21,946	399
Pou Chen Corp	184,000	254
Quanta Computer Inc	64,548	204
Realtek Semiconductor Corp	6,029	108
Rossmax International Ltd	1,767	2
Simplo Technology Co Ltd	2,453	32
SinoPac Financial Holdings Co Ltd	573,000	278
Synnex Technology International Corp	6,000	13
Taiwan Cement Corp	26,250	48
Taiwan Semiconductor Manufacturing Co Ltd	132,620	2,821
United Microelectronics Corp	50,000	94
Wistron Corp	19,000	21
Wowprime Corp	70,000	334
WPG Holdings Ltd	17,000	32
Yang Ming Marine Transport Corp *	18,000	70
Yuanta Financial Holding Co Ltd	354,000	327

		8,664

Thailand — 0.3%
Bangkok Bank PCL	58,000	213
Central Retail Corp PCL	10,700	11
Com7 PCL, Cl F	185,200	440
Kiatnakin Phatra Bank PCL	123,400	221
Krungthai Card PCL	7,800	18
Sri Trang Gloves Thailand PCL	39,300	56
Srisawad Corp PCL	5,100	12

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Thai Union Group PCL	386,400	$219

		1,190

Turkey — 0.5%
Anadolu Efes Biracilik Ve Malt Sanayii AS	101,230	272
BIM Birlesik Magazalar AS	7,267	55
Coca-Cola Icecek AS	20,881	189
Ford Otomotiv Sanayi AS	516	10
KOC Holding AS	200,113	434
Migros Ticaret AS *	59,800	246
Turk Telekomunikasyon AS	240,000	193
Turkiye Garanti Bankasi AS	261,798	244

		1,643

United Arab Emirates — 0.0%
Dubai Islamic Bank PJSC	14,143	19

United Kingdom — 4.8%
888 Holdings PLC	4,321	25
Adient PLC *	24,760	1,240
Admiral Group PLC	385	16
AstraZeneca PLC	9,949	1,135
BAE Systems PLC	61,500	459
BP PLC	239,598	1,040
British American Tobacco PLC	8,100	312
Evraz PLC	35,000	317
Frasers Group PLC *	1,997	16
Games Workshop Group PLC	455	77
GlaxoSmithKline PLC	30,300	577
Globaltrans Investment PLC GDR	40,000	258
Halyk Savings Bank of Kazakhstan JSC GDR	20,000	320
Horizon Therapeutics Plc *	198	18
Imperial Brands PLC	10,000	227
Informa PLC	140,103	1,081
Intermediate Capital Group PLC	3,165	94
International Consolidated Airlines Group SA	275,810	792
Land Securities Group PLC ‡	4,863	49
Linde PLC	3,549	1,067
Lloyds Banking Group PLC	1,738,149	1,230
M&G PLC	18,208	63
MD Medical Group Investments PLC GDR	43,000	378
Meggitt PLC	145,083	1,047
NAC Kazatomprom JSC GDR	6,000	174
Next PLC	4,054	469
Nova Ljubljanska Banka dd GDR	13,800	214
Pearson PLC	109,545	1,271
Persimmon PLC	247	11
Reckitt Benckiser Group PLC	1,236	112
Rightmove PLC	15,430	132
Royal Dutch Shell PLC, Cl A	49,938	963
Royal Mail PLC	12,592	103
Sensata Technologies Holding PLC *	233	14
St James’s Place PLC	1,716	34
Standard Life Aberdeen PLC	3,158	12

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Stock Spirits Group PLC	43,680	$166
Tate & Lyle PLC	22,200	241
Tesco PLC	21,500	68
Travis Perkins PLC	24,866	579
Vodafone Group PLC	61,250	111
Wm Morrison Supermarkets PLC	102,239	256
WPP PLC	60,868	841

		17,609

United States — 45.1%
Communication Services — 2.9%
Alphabet Inc, Cl A *	994	2,343
Alphabet Inc, Cl C *	129	311
AT&T Inc	83,993	2,472
Charter Communications Inc, Cl A *	27	19
Comcast Corp, Cl A	9,800	562
Facebook Inc, Cl A *	5,175	1,701
Fox Corp	9,100	340
Interpublic Group of Cos Inc/The	6,773	228
Liberty Broadband Corp, Cl A *	194	31
Liberty Media Corp-Liberty Formula One, Cl C *	803	36
Lumen Technologies Inc	75,290	1,042
News Corp, Cl A	2,839	77
Omnicom Group Inc	322	27
Verizon Communications Inc	15,000	847
ViacomCBS Inc, Cl B	7,400	314
Yelp Inc, Cl A *	684	27
Zillow Group Inc, Cl A *	566	67
Zillow Group Inc, Cl C *	1,295	152

		10,596

Consumer Discretionary — 8.1%
Abercrombie & Fitch Co, Cl A *	835	36
Advance Auto Parts Inc	11,000	2,087
Amazon.com Inc *	164	528
Aramark	778	29
AutoZone Inc *	1,019	1,433
Beazer Homes USA Inc *	34,370	818
Best Buy Co Inc	1,744	203
BorgWarner Inc	308	16
Carnival Corp, Cl A *	19,383	573
Carvana Co, Cl A *	81	21
Chipotle Mexican Grill Inc, Cl A *	193	265
Dana Inc	38,620	1,048
Designer Brands Inc, Cl A *	68,150	1,192
DR Horton Inc	2,600	248
eBay Inc	21,136	1,287
Five Below Inc *	420	77
Foot Locker Inc	12,210	773
Ford Motor Co *	9,200	134
Garmin Ltd	1,819	259
General Motors Co *	10,843	643
Gentex Corp	26,429	938

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hasbro Inc	1,002	$96
Lennar Corp, Cl A	11,643	1,153
LKQ Corp *	512	26
Lowe’s Cos Inc	15,540	3,028
Lululemon Athletica Inc *	462	149
M/I Homes Inc *	9,350	659
Mattel Inc *	5,520	117
MercadoLibre Inc *	34	46
Murphy USA Inc	1,493	201
Newell Brands Inc	53,185	1,526
NIKE Inc, Cl B	9,296	1,269
NVR Inc *	10	49
O’Reilly Automotive Inc *	918	491
PVH Corp *	6,910	793
Rent-A-Center Inc/TX, Cl A	1,044	65
Service Corp International/US	5,993	318
Tapestry Inc *	31,000	1,392
Target Corp	6,959	1,579
Taylor Morrison Home Corp, Cl A *	27,020	800
TJX Cos Inc/The	14,160	956
Tractor Supply Co	6,296	1,144
Vail Resorts Inc	36	12
Wayfair Inc, Cl A *	214	66
Whirlpool Corp	2,350	557
Yum China Holdings Inc	4,131	279

		29,379

Consumer Staples — 2.7%
Altria Group Inc	4,900	241
Archer-Daniels-Midland Co	4,341	289
Bunge Ltd	1,104	96
Campbell Soup Co	1,413	69
Colgate-Palmolive Co	9,974	836
Conagra Brands Inc	47,399	1,806
Estee Lauder Cos Inc/The, Cl A	954	292
General Mills Inc	5,343	336
Hain Celestial Group Inc/The *	723	30
J M Smucker Co/The	4,185	558
Kellogg Co	5,083	333
Keurig Dr Pepper Inc	327	12
Kimberly-Clark Corp	2,312	302
Kraft Heinz Co/The	13,248	578
Kroger Co/The	25,790	954
Medifast Inc	124	41
PepsiCo Inc	8,584	1,270
Procter & Gamble Co/The	3,318	447
Sprouts Farmers Market Inc *	922	25
Sysco Corp	11,928	966
Tyson Foods Inc, Cl A	3,900	310
USANA Health Sciences Inc *	204	21
Walgreens Boots Alliance Inc	2,800	147

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Walmart Inc	214	$30

		9,989

Energy — 1.9%
Cactus Inc, Cl A	490	17
Chevron Corp	17,200	1,785
Cimarex Energy Co	375	25
Halliburton Co	14,620	328
HollyFrontier Corp	25,730	836
Kinder Morgan Inc	11,000	202
Liberty Oilfield Services Inc, Cl A *	76,870	1,150
Marathon Petroleum Corp	600	37
Murphy Oil Corp	80,100	1,737
ProPetro Holding Corp *	83,070	826

		6,943

Financials — 8.8%
Affiliated Managers Group Inc	576	95
Aflac Inc	26,460	1,500
Allstate Corp/The	18,600	2,541
Ally Financial Inc	66,039	3,613
American Express Co	9,111	1,459
American Financial Group Inc/OH	1,100	146
American International Group Inc	35,300	1,865
Annaly Capital Management Inc ‡	24,400	226
Apollo Global Management Inc, Cl A	1,186	68
Artisan Partners Asset Management Inc, Cl A	712	36
Assurant Inc	228	37
Athene Holding Ltd, Cl A *	127	8
Berkshire Hathaway Inc, Cl B *	2,100	608
BlackRock Inc, Cl A	708	621
Blackstone Group Inc/The, Cl A	2,893	268
Carlyle Group Inc/The	1,004	44
Citigroup Inc	22,600	1,779
Citizens Financial Group Inc	325	16
CME Group Inc, Cl A	4,111	899
Cohen & Steers Inc	317	23
Enova International Inc *	599	23
Equitable Holdings Inc	61,330	1,947
Evercore Inc, Cl A	606	88
Everest Re Group Ltd	1,077	280
FactSet Research Systems Inc	2,448	818
Franklin Resources Inc	549	19
Goldman Sachs Group Inc/The	692	257
Hartford Financial Services Group Inc/The	4,400	288
Investors Bancorp Inc	13,400	199
Janus Henderson Group PLC	2,490	96
KeyCorp	929	21
Lincoln National Corp	14,415	1,006
Moelis & Co, Cl A	830	45
Moody’s Corp	7,701	2,582
MSCI Inc, Cl A	2,826	1,323

SEI Institutional Investments Trust / Annual Report / May 31, 2021	9

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Oaktree Specialty Lending Corp	39,900	$269
OneMain Holdings Inc, Cl A	1,296	75
PRA Group Inc *	389	15
Principal Financial Group Inc	194	13
Progressive Corp/The	18,153	1,799
Prudential Financial Inc	127	14
RenaissanceRe Holdings Ltd	66	10
S&P Global Inc	999	379
Synchrony Financial	5,829	276
T Rowe Price Group Inc	1,728	331
US Bancorp	25,102	1,526
Victory Capital Holdings Inc, Cl A	322	10
Virtu Financial Inc, Cl A	1,046	32
Voya Financial Inc	228	15
Wells Fargo & Co	46,100	2,154
Western Alliance Bancorp	1,521	152

		31,914

Health Care — 5.6%
Abbott Laboratories	549	64
AbbVie Inc	3,572	404
AmerisourceBergen Corp, Cl A	14,700	1,687
Amgen Inc	1,500	357
Becton Dickinson and Co	4,301	1,040
Bio-Rad Laboratories Inc, Cl A *	81	49
Bristol-Myers Squibb Co	12,058	792
Cardinal Health Inc	2,455	138
Catalent Inc *	357	37
CVS Health Corp	25,700	2,221
Danaher Corp	1,520	389
Dexcom Inc *	351	130
Eli Lilly & Co	3,800	759
Envista Holdings Corp *	2,604	114
Gilead Sciences Inc	3,900	258
HCA Healthcare Inc	900	193
IDEXX Laboratories Inc *	254	142
Insulet Corp *	93	25
IQVIA Holdings Inc *	1,550	372
Johnson & Johnson	15,613	2,642
McKesson Corp	929	179
Medpace Holdings Inc *	338	57
Merck & Co Inc	30,583	2,321
Mettler-Toledo International Inc *	739	961
PerkinElmer Inc	689	100
Pfizer Inc	14,500	562
Quest Diagnostics Inc	2,400	316
ResMed Inc	420	87
Thermo Fisher Scientific Inc	62	29
United Therapeutics Corp *	3,400	632
UnitedHealth Group Inc	7,245	2,984
West Pharmaceutical Services Inc	379	132

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zoetis Inc, Cl A	130	$23

		20,196

Industrials — 4.4%
3M Co	284	58
Alaska Air Group Inc *	4,830	334
Allegion plc	286	40
Allison Transmission Holdings Inc, Cl A	5,300	224
Atlas Air Worldwide Holdings Inc *	9,900	742
CACI International Inc, Cl A *	1,068	272
Carrier Global Corp	21,602	992
Cintas Corp	102	36
Copart Inc *	320	41
Cummins Inc	849	218
Curtiss-Wright Corp	3,300	414
Danaos Corp	3,306	211
Deere & Co	919	332
Expeditors International of Washington Inc	1,142	144
Fastenal Co	4,501	239
Fluor Corp *	32,350	598
Generac Holdings Inc *	547	180
General Dynamics Corp	900	171
Graco Inc	15,356	1,163
Greenbrier Cos Inc/The	10,620	472
Hillenbrand Inc	773	35
Johnson Controls International plc	139	9
Korn Ferry	815	53
L3Harris Technologies Inc	1,400	305
Leidos Holdings Inc	150	15
Lockheed Martin Corp	1,227	469
Manitowoc Co Inc/The *	33,090	854
Meritor Inc *	31,200	811
Middleby Corp/The *	5,265	865
Northrop Grumman Corp	1,200	439
Old Dominion Freight Line Inc	294	78
Otis Worldwide Corp	10,227	801
Parker-Hannifin Corp	3,669	1,131
Republic Services Inc, Cl A	439	48
Robert Half International Inc	1,164	103
Rockwell Automation Inc	565	149
Saia Inc *	287	66
TransDigm Group Inc *	175	114
Union Pacific Corp	6,446	1,449
United Parcel Service Inc, Cl B	3,477	746
United Rentals Inc *	35	12
Wabash National Corp	26,470	422
WW Grainger Inc	515	238
XPO Logistics Inc *	210	31

		16,124

Information Technology — 7.2%
Accenture PLC, Cl A	77	22
Advanced Micro Devices Inc *	4,217	338

10	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Akamai Technologies Inc *	108	$12
Amdocs Ltd	7,900	617
Amphenol Corp, Cl A	4,930	332
Analog Devices Inc	6,650	1,095
Apple Inc	9,953	1,240
Automatic Data Processing Inc	165	32
Avalara Inc *	396	52
Broadcom Inc	559	264
CDW Corp/DE	235	39
Check Point Software Technologies Ltd *	2,224	260
Cisco Systems Inc/Delaware	15,204	804
Cognizant Technology Solutions Corp, Cl A	2,100	150
Corning Inc	2,881	126
Dell Technologies Inc, Cl C *	6,440	635
DocuSign Inc, Cl A *	635	128
DXC Technology Co *	82,180	3,116
Fair Isaac Corp *	102	52
Fortinet Inc *	234	51
Gartner Inc *	779	181
HP Inc	19,145	560
Intel Corp	45,604	2,605
International Business Machines Corp	16,871	2,425
Intuit Inc	923	405
Juniper Networks Inc	10,600	279
KLA Corp	94	30
Lam Research Corp	619	402
Manhattan Associates Inc *	141	19
Mastercard Inc, Cl A	4,572	1,649
Microsoft Corp	11,591	2,894
NetApp Inc	164	13
NortonLifeLock Inc	5,760	159
Oracle Corp	28,082	2,211
Palo Alto Networks Inc *	23	8
Perficient Inc *	488	35
QUALCOMM Inc	6,740	907
Seagate Technology Holdings PLC	6,622	634
Skyworks Solutions Inc	335	57
SolarEdge Technologies Inc *	71	18
Splunk Inc *	329	40
Teradyne Inc	271	36
Texas Instruments Inc	1,818	345
Trade Desk Inc/The, Cl A *	302	178
TTEC Holdings Inc	276	30
Twilio Inc, Cl A *	508	171
Western Union Co/The	11,576	283
Zebra Technologies Corp, Cl A *	118	59
Zscaler Inc *	95	18

		26,016

Materials — 2.5%
AdvanSix Inc *	18,880	598
Celanese Corp, Cl A	310	51
CF Industries Holdings Inc	1,144	61

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ecolab Inc	2,487	$535
FMC Corp	182	21
Huntsman Corp	23,300	661
International Flavors & Fragrances Inc	163	23
Nucor Corp	18,700	1,918
Packaging Corp of America	7,937	1,180
Pactiv Evergreen Inc	43,890	651
Reliance Steel & Aluminum Co	7,642	1,284
Scotts Miracle-Gro Co/The, Cl A	289	63
Sealed Air Corp	3,900	222
Sherwin-Williams Co/The	5,247	1,488
Silgan Holdings Inc	5,600	236

		8,992

Real Estate — 0.2%
Brandywine Realty Trust ‡	10,000	141
Brixmor Property Group Inc ‡	20,000	454
Essex Property Trust Inc ‡	59	17
Extra Space Storage Inc ‡	282	42
Hongkong Land Holdings Ltd	2,500	12
Medical Properties Trust Inc ‡	1,189	25
Omega Healthcare Investors Inc ‡	484	18
Regency Centers Corp ‡	629	41
VEREIT Inc ‡	2,800	133

		883

Utilities — 0.8%
Ameren Corp	220	18
Edison International	2,375	133
Entergy Corp	2,700	284
Evergy Inc	3,500	217
Exelon Corp	4,900	221
National Fuel Gas Co	33,700	1,749
NRG Energy Inc	620	20
Otter Tail Corp	4,600	221
Pinnacle West Capital Corp	371	31

		2,894

		163,926

Total Common Stock (Cost $252,582) ($ Thousands)		340,896

PREFERRED STOCK (B) — 0.7%
Brazil — 0.2%
Banco do Estado do Rio Grande do Sul SA	118,901	304
Cia Paranaense de Energia	10,000	12
Gerdau SA	17,927	112
Petroleo Brasileiro SA	82,623	427

		855

Germany — 0.4%
Porsche Automobil Holding SE	4,896	545

SEI Institutional Investments Trust / Annual Report / May 31, 2021	11

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Volkswagen AG	2,678	$738

		1,283

Russia — 0.1%
Surgutneftegas PJSC	460,000	291

South Korea — 0.0%
Samsung Electronics Co Ltd	162	11

Total Preferred Stock
(Cost $1,982) ($ Thousands)		2,440

	Number of Rights

RIGHTS — 0.0%

Greece — 0.0%
Aegean Airlines, Expires 06/16/2021 *	17,000	13

Hong Kong — 0.0%
Shimao Group Holdings Ltd *‡‡	140	–

Total Rights
(Cost $—) ($ Thousands)		13

	Shares

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	4,159,221	4,159

Total Cash Equivalent (Cost $4,159) ($ Thousands)		4,159

Total Investments in Securities — 95.6%
(Cost $258,723) ($ Thousands)		$347,508

	Contracts

PURCHASED OPTION (C)* — 0.0%
Total Purchased Option (Cost $9) ($ Thousands)	4,550,890	$44

A list of the open centrally cleared options contracts held by the Fund at May 31, 2021, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTION — 0.0%

Put Option
June 2021, USD Call CNH Put*	4,550,890	$9	$6.39	6/19/2021	$44

Total Purchased Option		$9			$44

† Represents cost.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	44	Jun-2021	$2,108	$2,179	$54
FTSE 100 Index	7	Jun-2021	684	697	4
Hang Seng Index	11	Jul-2021	2,003	2,054	51
MSCI Singapore Index	25	Jul-2021	671	683	12
OMX Stockholm 30	21	Jun-2021	568	570	5
S&P 500 Index E-MINI	180	Jun-2021	37,115	37,822	707
S&P TSX 60 Index	35	Jun-2021	6,264	6,883	397
SPI 200 Index	34	Jun-2021	4,490	4,702	225

			53,903	55,590	1,455
Short Contracts
MSCI Emerging Markets	(299)	Jun-2021	(19,849)	(20,357)	(508)
TOPIX Index	(122)	Jun-2021	(21,717)	(21,610)	(56)

			(41,566)	(41,967)	(564)

			$12,337	$13,623	$891

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/11/21	NZD	4	USD	3	$—
Brown Brothers Harriman	06/11/21	NZD	14	USD	10	—
Brown Brothers Harriman	06/11/21	USD	9	NZD	13	—
Brown Brothers Harriman	06/11/21	USD	258	NZD	355	(1)
Brown Brothers Harriman	06/11/21	USD	3	NOK	26	—
Brown Brothers Harriman	06/11/21	USD	656	NOK	5,400	(10)
Brown Brothers Harriman	06/11/21	SGD	1	USD	—	—
Brown Brothers Harriman	06/11/21	SGD	810	USD	610	(2)
Brown Brothers Harriman	06/11/21	USD	1,083	SGD	1,436	2
Brown Brothers Harriman	06/11/21	USD	3	SGD	4	—
Brown Brothers Harriman	06/11/21	AUD	2,298	USD	1,796	24
Brown Brothers Harriman	06/11/21	AUD	15	USD	12	—
Brown Brothers Harriman	06/11/21	USD	2,350	DKK	14,387	7
Brown Brothers Harriman	06/11/21	USD	47	DKK	284	—
Brown Brothers Harriman	06/11/21	NOK	1,997	USD	242	3
Brown Brothers Harriman	06/11/21	NOK	730	USD	87	—
Brown Brothers Harriman	06/11/21	USD	3,442	HKD	26,732	2
Brown Brothers Harriman	06/11/21	USD	11	HKD	89	—
Brown Brothers Harriman	06/11/21	USD	3,631	SEK	30,241	3
Brown Brothers Harriman	06/11/21	USD	137	SEK	1,138	—
Brown Brothers Harriman	06/11/21	CHF	242	USD	270	1
Brown Brothers Harriman	06/11/21	CHF	3,803	USD	4,213	(14)
Brown Brothers Harriman	06/11/21	HKD	250	USD	32	—
Brown Brothers Harriman	06/11/21	HKD	5,407	USD	696	—
Brown Brothers Harriman	06/11/21	DKK	377	USD	62	—
Brown Brothers Harriman	06/11/21	DKK	5,490	USD	896	(4)
Brown Brothers Harriman	06/11/21	CAD	238	USD	197	—
Brown Brothers Harriman	06/11/21	CAD	5,940	USD	4,890	(28)
Brown Brothers Harriman	06/11/21	USD	19	AUD	25	—
Brown Brothers Harriman	06/11/21	USD	7,331	AUD	9,353	(120)
Brown Brothers Harriman	06/11/21	USD	9,031	CHF	8,148	25
Brown Brothers Harriman	06/11/21	USD	322	CHF	289	—
Brown Brothers Harriman	06/11/21	GBP	140	USD	199	—

SEI Institutional Investments Trust / Annual Report / May 31, 2021	13

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/11/21	GBP	9,860	USD	13,797	$(182)
Brown Brothers Harriman	06/11/21	USD	11,005	CAD	13,371	64
Brown Brothers Harriman	06/11/21	USD	221	CAD	266	—
Brown Brothers Harriman	06/11/21	USD	15,078	GBP	10,778	203
Brown Brothers Harriman	06/11/21	USD	213	GBP	150	—
Brown Brothers Harriman	06/11/21	SEK	814	USD	98	—
Brown Brothers Harriman	06/11/21	SEK	17,657	USD	2,119	(3)
Brown Brothers Harriman	06/11/21	USD	28,376	JPY	3,083,518	(335)
Brown Brothers Harriman	06/11/21	EUR	1,165	USD	1,423	4
Brown Brothers Harriman	06/11/21	EUR	32,844	USD	39,886	(129)
Brown Brothers Harriman	06/11/21	USD	33,515	EUR	27,593	102
Brown Brothers Harriman	06/11/21	USD	1,564	EUR	1,279	(5)
Brown Brothers Harriman	06/11/21	JPY	5,723,349	USD	52,685	637
Standard Chartered	06/03/21	USD	970	INR	72,340	29
Standard Chartered	06/03/21	INR	72,328	USD	970	(28)

						$245

Percentages are based on Net Assets of $363,533 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	No interest rate available.

(C)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

INR — Indian Rupee

JPY — Japanese Yen

JSC — Joint-Stock Company

Ltd — Limited

MSCI —Morgan Stanley Capital International

NOK — Norwegian Krone

NZD — New Zealand Dollar

OMX — Offset Market Exchange

PCL — Public Company Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

USD — U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	340,298	572	26	340,896
Preferred Stock	2,440	–	–	2,440
Rights	13	–	–	13
Cash Equivalent	4,159	–	–	4,159

Total Investments in Securities	346,910	572	26	347,508

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Option	44	–	–	44
Futures Contracts*
Unrealized Appreciation	1,455	–	–	1,455
Unrealized Depreciation	(564)	–	–	(564)
Forwards Contracts*
Unrealized Appreciation	–	1,106	–	1,106
Unrealized Depreciation	–	(861)	–	(861)

Total Other Financial Instruments	935	245	–	1,180

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

14	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

World Select Equity Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands):

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 3,966	$ 171,699	$ (171,506)	$ -	$ -	$ 4,159	4,159,221	$ 1	$ -

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	15

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.0%
Argentina — 0.1%
Corp America Airports SA *	266,076	$1,514

Australia — 0.2%
Paladin Energy Ltd *	5,256,992	2,107

Bangladesh — 0.2%
BRAC Bank Ltd	4,382,571	2,596

Brazil — 3.8%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA *	696,700	1,220
Ambev SA	330,300	1,133
B3 SA - Brasil Bolsa Balcao	111,900	373
Banco do Brasil SA	715,054	4,575
Banco Santander Brasil SA	197,300	1,545
BB Seguridade Participacoes SA	111,600	502
CCR SA	267,500	705
Cosan SA	585,500	2,468
CPFL Energia SA	210,700	1,169
CSN Mineracao SA	1,117,200	1,986
Gerdau SA ADR	318,237	1,989
Grupo SBF SA *	87,200	546
Hapvida Participacoes e Investimentos SA	864,700	2,641
Hypera SA	104,500	724
JBS SA	510,500	2,950
Lojas Quero Quero S/A	560,400	2,292
Lojas Renner SA	281,560	2,567
Magazine Luiza SA	735,700	2,862
Marfrig Global Foods SA	339,200	1,162
Notre Dame Intermedica Participacoes SA	175,500	2,957
Petrobras Distribuidora SA	242,900	1,190
Petroleo Brasileiro SA ADR, Cl A	172,913	1,783
Qualicorp Consultoria e Corretora de Seguros SA	98,200	546
Santos Brasil Participacoes SA *	850,600	1,399
Sendas Distribuidora SA	85,010	1,456
SLC Agricola SA	163,800	1,615
TIM SA/Brazil	247,500	574
Vale SA ADR, Cl B	311,213	6,697

		51,626

Canada — 1.3%
Capstone Mining Corp *	186,320	858
Dundee Precious Metals Inc	249,156	1,817
Endeavour Mining Corp	89,519	2,149
ERO Copper Corp *	83,316	1,938
First Quantum Minerals Ltd	183,893	4,574
Gran Tierra Energy Inc *	1,076,244	686
Ivanhoe Mines Ltd, Cl A *	268,933	1,977
Lithium Americas Corp *	117,535	1,799
Neo Performance Materials Inc	44,229	617

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Parex Resources Inc *	116,400	$1,987

		18,402

Chile — 0.3%
Quinenco SA	398,310	769
Sociedad Quimica y Minera de Chile SA ADR	82,953	3,598

		4,367

China — 10.5%
Autohome Inc ADR	16,020	1,235
Baidu Inc ADR *	23,717	4,655
BYD Co Ltd, Cl H	76,000	1,740
China Construction Bank Corp, Cl H	18,900,000	15,584
China Everbright Bank Co Ltd, Cl H	4,027,000	1,717
China Life Insurance Co Ltd, Cl H	879,000	1,862
China Medical System Holdings Ltd	1,893,000	4,722
China National Building Material Co Ltd, Cl H	816,000	1,081
Chongqing Zhifei Biological Products Co Ltd, Cl A	50,100	1,479
COSCO SHIPPING Holdings Co Ltd, Cl H *	75,000	157
Daqin Railway Co Ltd, Cl A	863,445	940
Dongfeng Motor Group Co Ltd, Cl H	2,530,000	2,406
Fosun International Ltd	1,136,500	1,833
Guangzhou GRG Metrology & Test Co Ltd, Cl A *	394,475	2,175
Haier Smart Home Co Ltd, Cl H *	747,000	3,142
Hangzhou Robam Appliances Co Ltd, Cl A	296,477	2,067
Huadong Medicine Co Ltd, Cl A	115,500	926
Hundsun Technologies Inc, Cl A	156,700	2,307
JD.com Inc ADR *	71,990	5,323
Kingdee International Software Group Co Ltd	868,000	3,305
Kunlun Energy Co Ltd	2,480,000	2,815
Kweichow Moutai Co Ltd, Cl A	10,375	3,635
Li Ning Co Ltd	717,000	6,596
Lufax Holding Ltd ADR	140,773	1,716
Maanshan Iron & Steel Co Ltd, Cl H	3,050,000	1,485
NetEase Inc ADR	112,065	13,216
New Oriental Education & Technology Group Inc ADR *	92,741	949
Offcn Education Technology Co Ltd, Cl A *	476,397	1,872
PICC Property & Casualty Co Ltd	1,422,000	1,387
Ping An Insurance Group Co of China Ltd, Cl A	100,100	1,148
Ping An Insurance Group Co of China Ltd, Cl H	1,001,000	10,943
Shandong Pharmaceutical Glass Co Ltd	327,300	1,981
Shenzhou International Group Holdings Ltd	292,000	7,720
Sinopec Engineering Group Co Ltd, Cl H	3,183,500	2,014
Sinoseal Holding Co Ltd, Cl A	149,740	886
Tongwei Co Ltd, Cl A	274,295	1,653
Vipshop Holdings Ltd ADR *	141,296	3,268
Weichai Power Co Ltd, Cl H	694,000	1,609

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wuhu Sanqi Interactive Entertainment Network Technology Group Co Ltd, Cl A	1,114,400	$4,242
Wuliangye Yibin Co Ltd, Cl A	144,115	7,174
Xtep International Holdings Ltd	2,881,000	3,166
Yunnan Baiyao Group Co Ltd, Cl A	94,600	1,853
Zhejiang Expressway Co Ltd, Cl H	3,434,000	3,035
Zhejiang Weixing New Building Materials Co Ltd, Cl A	337,748	1,249

		144,268

Colombia — 0.0%
Grupo de Inversiones Suramericana SA	59,774	328

Egypt — 0.2%
Commercial International Bank Egypt SAE GDR *	350,211	1,156
Palm Hills Developments SAE	11,232,770	1,193

		2,349

France — 0.1%
Vicat SA	24,336	1,285

Germany — 0.1%
Delivery Hero SE *	15,511	2,102

Greece — 1.1%
Eurobank Ergasias Services and Holdings SA *	1,744,549	1,636
Motor Oil Hellas Corinth Refineries SA	133,389	2,184
National Bank of Greece SA *	1,284,610	3,881
OPAP SA	50,354	791
Piraeus Financial Holdings SA *	1,978,600	3,618
Public Power Corp SA *	122,221	1,342
Star Bulk Carriers Corp	66,920	1,306

		14,758

Hong Kong — 14.0%
Agile Group Holdings Ltd	1,526,000	2,155
Agricultural Bank of China Ltd, Cl H	8,420,000	3,417
AIA Group Ltd	593,840	7,896
Alibaba Group Holding Ltd *	70,800	1,892
Alibaba Group Holding Ltd ADR *	126,350	27,034
Anhui Conch Cement Co Ltd, Cl H	716,500	4,431
Bank of China Ltd, Cl H	7,401,000	2,804
Beijing Enterprises Holdings Ltd	620,000	2,165
Bosideng International Holdings Ltd	1,998,000	1,089
China Education Group Holdings Ltd	584,000	1,475
China Lesso Group Holdings Ltd	1,408,000	3,570
China Meidong Auto Holdings Ltd	446,000	2,376
China Mengniu Dairy Co Ltd	950,000	5,618
China Merchants Port Holdings Co Ltd	1,150,000	1,899
China Resources Land Ltd	588,000	2,777
China Yongda Automobiles Services Holdings Ltd	772,500	1,362
China Yuhua Education Corp Ltd	910,000	913
CIMC Enric Holdings Ltd	2,972,000	2,719
ENN Energy Holdings Ltd	174,300	3,202
Guangzhou Automobile Group Co Ltd, Cl H	1,256,000	1,088

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hopson Development Holdings Ltd	168,800	$819
Industrial & Commercial Bank of China Ltd, Cl H	8,933,000	5,870
Kingboard Laminates Holdings Ltd	1,573,500	3,406
KWG Group Holdings Ltd	3,121,000	4,753
Lenovo Group Ltd	3,848,000	4,635
Linklogis Inc, Cl B *	839,000	2,140
Maoyan Entertainment *	519,600	906
Meituan, Cl B *	154,200	5,269
New Horizon Health Ltd *	139,500	1,312
Nine Dragons Paper Holdings Ltd	721,000	1,139
Pacific Basin Shipping Ltd *	4,379,000	1,653
PAX Global Technology Ltd	747,000	934
Sany Heavy Equipment International Holdings Co Ltd	1,049,000	1,169
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	1,819,700	3,976
Sinotrans Ltd, Cl H	5,600,000	2,655
Sinotruk Hong Kong Ltd	490,000	1,177
Sunac China Holdings Ltd	337,000	1,240
Techtronic Industries Co Ltd	423,000	7,973
Tencent Holdings Ltd	403,281	31,253
Towngas China Co Ltd	4,234,000	2,842
TravelSky Technology Ltd, Cl H	1,055,000	2,278
Uni-President China Holdings Ltd	1,765,000	1,928
Vinda International Holdings Ltd	278,000	876
WH Group Ltd	1,987,500	1,713
WuXi AppTec Co Ltd, Cl H	225,744	4,674
Wuxi Biologics Cayman Inc *	186,000	2,758
Xinyi Glass Holdings Ltd	544,000	2,127
Xinyi Solar Holdings Ltd	2,232,000	3,963
Zhongsheng Group Holdings Ltd	794,500	6,608

		191,928

Hungary — 0.5%
OTP Bank Nyrt *	58,672	3,222
Richter Gedeon Nyrt	120,511	3,363

		6,585

India — 8.2%
Aditya Birla Capital Ltd *	812,579	1,384
Apollo Tyres Ltd *	393,664	1,215
Asian Paints Ltd	50,250	2,040
Astral Ltd	54,672	1,421
Aurobindo Pharma Ltd	147,743	2,085
Avenue Supermarts Ltd, Cl A *	49,261	2,055
Bajaj Auto Ltd	27,162	1,575
Bajaj Consumer Care Ltd	498,427	1,973
Bajaj Electricals Ltd *	85,583	1,280
Cipla Ltd/India *	96,373	1,243
Divi’s Laboratories Ltd *	84,543	4,808
Dr Lal PathLabs Ltd	55,632	2,155
Dr Reddy’s Laboratories Ltd	20,364	1,460
Finolex Cables Ltd	110,999	689

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Godrej Properties Ltd *	87,060	$1,634
Graphite India Ltd *	207,000	2,129
HCL Technologies Ltd	407,785	5,306
HDFC Bank Ltd ADR *	97,199	7,439
Hero MotoCorp Ltd	71,599	2,957
Hindalco Industries Ltd	845,877	4,528
Hindustan Unilever Ltd	49,176	1,576
Housing Development Finance Corp Ltd	64,028	2,246
ICICI Bank Ltd ADR	378,752	6,821
Indian Energy Exchange Ltd	501,683	2,502
Infosys Ltd	226,639	4,396
Infosys Ltd ADR	251,262	4,859
ITC Ltd	331,091	973
Jubilant Foodworks Ltd *	24,593	1,059
Kotak Mahindra Bank Ltd *	161,589	4,017
LIC Housing Finance Ltd	306,623	1,930
NCC Ltd/India	1,051,766	1,211
Persistent Systems Ltd	48,473	1,661
Petronet LNG Ltd	1,379,979	4,587
PNC Infratech Ltd	405,488	1,434
PTC India Ltd	1,476,360	1,823
REC Ltd	583,375	1,177
Reliance Industries Ltd	112,677	3,258
Shriram Transport Finance Co Ltd	144,342	2,899
State Bank of India *	321,558	1,873
Tata Consultancy Services Ltd	63,633	2,761
Tata Consumer Products Ltd	80,637	729
Tata Steel Ltd	43,379	661
UltraTech Cement Ltd	16,808	1,531
Varun Beverages Ltd	146,882	2,043
WNS Holdings Ltd ADR *	65,029	4,845

		112,248

Indonesia — 1.8%
Astra International Tbk PT	3,590,500	1,294
Bank Central Asia Tbk PT	1,320,900	2,931
Bank Rakyat Indonesia Persero Tbk PT	11,891,400	3,388
Bumi Serpong Damai Tbk PT *	20,147,300	1,573
Ciputra Development Tbk PT	16,439,400	1,226
Erajaya Swasembada Tbk PT	27,172,200	1,122
Indofood Sukses Makmur Tbk PT	3,322,500	1,448
Japfa Comfeed Indonesia Tbk PT	6,602,300	938
Medikaloka Hermina Tbk PT	11,480,000	3,697
Merdeka Copper Gold Tbk PT *	6,323,600	1,151
Pakuwon Jati Tbk PT	54,683,384	1,906
Ultrajaya Milk Industry & Trading Co Tbk PT	31,400,000	3,396

		24,070

Kenya — 0.2%
ARM Cement Ltd *	10	–
Equity Group Holdings PLC/Kenya	5,792,163	2,315

		2,315

Malaysia — 0.4%
Hartalega Holdings Bhd	963,200	2,144

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Malayan Banking Bhd	866,169	$1,718
Top Glove Corp Bhd	880,100	1,084

		4,946

Mexico — 2.1%
Alpek SAB de CV, Cl A	839,500	947
Banco del Bajio SA	229,453	393
Coca-Cola Femsa SAB de CV	119,637	584
Gruma SAB de CV, Cl B	42,060	452
Grupo Aeroportuario del Centro Norte SAB de CV, Cl B *	458,454	2,928
Grupo Aeroportuario del Sureste SAB de CV ADR *	16,584	2,929
Grupo Cementos de Chihuahua SAB de CV	193,600	1,412
Grupo Financiero Banorte SAB de CV, Cl O	852,049	5,801
Grupo Mexico SAB de CV, Ser B	1,216,401	5,828
Kimberly-Clark de Mexico SAB de CV, Cl A	445,967	802
Orbia Advance Corp SAB de CV	573,300	1,615
Wal-Mart de Mexico SAB de CV	1,773,517	5,652

		29,343

Netherlands — 0.7%
BE Semiconductor Industries NV	35,000	2,804
CTP NV *	250,077	4,646
Prosus NV	18,616	1,924

		9,374

Nigeria — 0.3%
Guaranty Trust Bank PLC	5,464,630	373
Zenith Bank PLC	69,943,662	3,919

		4,292

Pakistan — 0.2%
United Bank Ltd/Pakistan	3,688,509	3,089

Philippines — 1.9%
AllHome Corp	17,413,000	2,751
Alliance Global Group Inc	11,598,710	2,475
Ayala Corp	228,339	3,721
BDO Unibank Inc	1,448,824	3,086
Globe Telecom Inc	32,045	1,214
GT Capital Holdings Inc	308,490	3,808
Monde Nissin Corp *	20,783,600	5,870
Robinsons Land Corp	4,690,000	1,682
Wilcon Depot Inc	3,443,400	1,308

		25,915

Poland — 0.9%
Allegro.eu SA *	129,645	2,060
Bank Polska Kasa Opieki SA	105,376	2,734
Cyfrowy Polsat SA	76,736	640
Dino Polska SA *	30,545	2,365
HUUUGE Inc *	226,569	2,253
Inter Cars SA	442	47
KGHM Polska Miedz SA *	31,502	1,736

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Polski Koncern Naftowy ORLEN SA	23,970	$521

		12,356

Qatar — 0.1%
Commercial Bank PSQC/The	699,188	1,028
Ooredoo QPSC	540,250	1,024

		2,052

Russia — 2.7%
Gazprom PJSC ADR	615,899	4,375
LUKOIL PJSC ADR	108,563	8,829
MMC Norilsk Nickel PJSC ADR	43,235	1,549
Mobile TeleSystems PJSC ADR	250,805	2,287
Moscow Exchange MICEX-RTS PJSC *	1,262,760	2,892
Sberbank of Russia PJSC ADR	425,732	7,185
Sistema PJSFC GDR	136,814	1,189
Surgutneftegas PJSC ADR	216,343	1,058
Yandex NV, Cl A *	118,612	8,011

		37,375

Saudi Arabia — 1.1%
Al Rajhi Bank	48,888	1,343
Arab National Bank	125,541	738
Riyad Bank	140,193	984
Saudi Arabian Oil Co	35,416	333
Saudi National Bank	517,413	7,431
Saudi Telecom Co	59,348	1,944
United Electronics Co	56,815	1,843

		14,616

South Africa — 2.9%
Absa Group Ltd	229,702	2,380
African Rainbow Minerals Ltd	48,572	923
AngloGold Ashanti Ltd ADR	68,047	1,617
Aspen Pharmacare Holdings Ltd	156,941	1,867
Capitec Bank Holdings Ltd	26,881	3,228
Clicks Group Ltd	113,919	2,144
Distell Group Holdings Ltd	93,463	1,152
Gold Fields Ltd	152,610	1,847
Impala Platinum Holdings Ltd	173,682	2,998
Kumba Iron Ore Ltd	41,791	1,863
Mr Price Group Ltd	226,966	3,816
Naspers Ltd, Cl N	32,082	7,065
Old Mutual Ltd	1,541,190	1,599
Royal Bafokeng Platinum Ltd	156,560	1,119
Shoprite Holdings Ltd	49,119	544
Sibanye Stillwater Ltd	684,254	3,111
Truworths International Ltd	157,932	631
Vodacom Group Ltd	131,865	1,264

		39,168

South Korea — 11.7%
AfreecaTV Co Ltd	23,934	2,052
Cheil Worldwide Inc	80,225	1,730
CJ CheilJedang Corp	6,115	2,591
CJ ENM Co Ltd	34,898	4,900
Coway Co Ltd	30,695	2,235

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
DB HiTek Co Ltd	33,836	$1,578
Dentium Co Ltd	16,507	851
DGB Financial Group Inc	338,814	2,868
DL E&C Co Ltd *	6,755	812
DL Holdings Co Ltd	3,984	297
Doosan Bobcat Inc	58,038	2,633
Douzone Bizon Co Ltd	35,853	2,713
Duk San Neolux Co Ltd *	59,533	2,247
Eugene Technology Co Ltd	46,143	1,942
Fila Holdings Corp	27,158	1,337
GS Holdings Corp	33,383	1,384
Hana Financial Group Inc	165,591	6,763
Hana Materials Inc	33,351	1,332
Hankook Tire & Technology Co Ltd	31,722	1,375
Hansol Chemical Co Ltd	9,851	2,208
Hanwha Corp	46,130	1,313
Hyosung TNC Corp	1,469	935
Hyundai Construction Equipment Co Ltd *	22,104	1,144
Hyundai Marine & Fire Insurance Co Ltd	23,791	524
Hyundai Mipo Dockyard Co Ltd	17,527	1,337
Hyundai Mobis Co Ltd	10,484	2,618
Iljin Materials Co Ltd	17,012	1,036
Kakao Corp	17,620	1,927
KB Financial Group Inc	130,426	6,666
Kia Corp	59,594	4,526
Koh Young Technology Inc	46,974	1,112
KoMiCo Ltd	32,885	2,011
LG Corp	25,064	2,405
LG Electronics Inc	21,363	2,902
LG Household & Health Care Ltd	1,718	2,357
Lotte Shopping Co Ltd	18,894	1,982
LX Holdings Corp *	12,154	133
Mando Corp	29,424	1,715
Meritz Fire & Marine Insurance Co Ltd	91,527	1,465
NAVER Corp	15,664	5,028
NCSoft Corp	8,465	6,466
Pan Ocean Co Ltd	286,662	1,776
Park Systems Corp	15,574	1,988
POSCO	12,665	4,054
POSCO ADR	27,698	2,219
PSK Inc	51,975	2,036
Samsung Electro-Mechanics Co Ltd	13,661	2,058
Samsung Electronics Co Ltd	478,000	34,329
Shinsegae Inc	7,940	2,243
Silicon Works Co Ltd	21,238	2,032
SK Hynix Inc	59,974	6,722
SK Telecom Co Ltd	4,773	1,357
SKC Co Ltd	17,809	2,076
SL Corp	54,811	1,533

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WONIK IPS Co Ltd	44,223	$1,994

		159,867

Taiwan — 13.1%
Accton Technology Corp	120,000	1,267
Airtac International Group	86,000	3,116
Alchip Technologies Ltd	62,000	1,185
Arcadyan Technology Corp	305,000	1,042
Asia Cement Corp	1,080,000	1,962
Asustek Computer Inc	42,000	593
AU Optronics Corp	2,158,000	1,828
Bora Pharmaceuticals Co Ltd *	157,000	1,472
Chailease Holding Co Ltd	944,448	7,133
CTBC Financial Holding Co Ltd	3,117,000	2,584
Cub Elecparts Inc	61,000	441
Delta Electronics Inc	778,000	8,175
Elan Microelectronics Corp	352,000	2,658
FLEXium Interconnect Inc	159,000	662
Formosa Plastics Corp	301,000	1,101
Fubon Financial Holding Co Ltd	2,913,000	7,561
FuSheng Precision Co Ltd *	161,000	1,283
Gourmet Master Co Ltd	246,000	1,468
Hon Hai Precision Industry Co Ltd	1,285,912	5,145
Kenda Rubber Industrial Co Ltd *	1,304,000	1,934
King Yuan Electronics Co Ltd	694,000	1,070
Lite-On Technology Corp	742,862	1,759
Makalot Industrial Co Ltd	239,000	2,451
MediaTek Inc	192,357	6,664
Merida Industry Co Ltd	123,000	1,423
Micro-Star International Co Ltd	431,000	2,587
momo.com Inc	31,000	1,397
Nien Made Enterprise Co Ltd	90,000	1,324
Pegavision Corp	110,000	2,006
Powertech Technology Inc	415,000	1,586
Realtek Semiconductor Corp	104,000	1,863
Silergy Corp	60,947	7,679
Sino-American Silicon Products Inc	176,000	1,047
Taishin Financial Holding Co Ltd	1,616,000	856
Taiwan Cement Corp	2,748,000	5,013
Taiwan Paiho Ltd	590,000	2,006
Taiwan Semiconductor Manufacturing Co Ltd	2,224,000	47,301
Taiwan Semiconductor Manufacturing Co
Ltd ADR	206,354	24,218
Unimicron Technology Corp	285,000	1,074
United Microelectronics Corp	2,295,000	4,335
Universal Microwave Technology Inc	2	–
Voltronic Power Technology Corp	41,950	1,905
Winbond Electronics Corp	1,850,000	2,257
Wiwynn Corp *	78,000	2,556

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yuanta Financial Holding Co Ltd	3,201,400	$2,954

		179,941

Thailand — 2.4%
Airports of Thailand PCL	760,100	1,514
Bangkok Dusit Medical Services PCL, Cl F	2,427,600	1,670
Central Plaza Hotel PCL	1,008,800	1,073
Charoen Pokphand Foods PCL	2,124,200	1,852
Com7 PCL	876,600	2,083
CP ALL PCL	991,300	1,927
Home Product Center PCL	13,413,545	5,923
Ichitan Group PCL	2,008,000	771
JMT Network Services PCL	1,648,400	2,361
Pruksa Holding PCL	1,123,500	493
PTT PCL	1,556,200	1,955
PTT PCL NVDR	1,378,900	1,732
Siam Cement PCL/The	128,000	1,810
Siam City Cement PCL	304,200	1,747
Sri Trang Agro-Industry PCL	1,036,100	1,459
Thai Union Group PCL, Cl F	2,673,900	1,515
Tisco Financial Group PCL	491,300	1,407
TOA Paint Thailand PCL	1,904,500	2,270

		33,562

Turkey — 0.5%
Akbank TAS	1,356,680	822
BIM Birlesik Magazalar AS	60,535	454
Ford Otomotiv Sanayi AS	26,883	540
KOC Holding AS	701,136	1,520
Migros Ticaret AS *	387,662	1,591
Tekfen Holding AS	224,441	399
Turkcell Iletisim Hizmetleri AS	668,557	1,231
Vestel Elektronik Sanayi ve Ticaret AS *	262,582	969

		7,526

United Arab Emirates — 1.2%
Abu Dhabi National Oil Co for Distribution PJSC	2,263,530	2,742
Aldar Properties PJSC	1,417,079	1,429
Emaar Development PJSC *	4,444,042	4,349
Emaar Properties PJSC	4,860,351	5,341
First Abu Dhabi Bank PJSC	444,724	2,008

		15,869

United Kingdom — 3.8%
AB Ignitis Grupe GDR	90,914	2,259
Energean PLC *	464,819	5,078
Halyk Savings Bank of Kazakhstan JSC GDR	332,657	5,322
Hochschild Mining PLC	1,947,335	5,412
NAC Kazatomprom JSC GDR	244,969	7,104
Nova Ljubljanska Banka dd GDR	304,261	4,726
Polymetal International PLC	64,829	1,559
Polyus PJSC GDR	7,777	842
SEPLAT Petroleum Development Co Plc	2,116,519	2,851
SolGold PLC *	6,774,749	3,333
Tullow Oil PLC *	1,788,621	1,301

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vivo Energy PLC	4,768,771	$6,897
VTB Bank PJSC GDR	383,241	510
Wizz Air Holdings Plc *	65,672	4,491

		51,685

United States — 1.7%
Credicorp Ltd *	33,838	4,652
EPAM Systems Inc *	13,770	6,576
Globant SA *	11,721	2,554
Intercorp Financial Services Inc	42,017	1,182
MercadoLibre Inc *	2,313	3,143
Southern Copper Corp	11,355	792
XP Inc, Cl A *	65,302	2,590
Yum China Holdings Inc	32,097	2,171

		23,660

Vietnam — 1.7%
Ho Chi Minh City Development Joint Stock Commercial Bank *	2,166,176	3,088
Hoa Phat Group JSC	885,862	2,579
Military Commercial Joint Stock Bank *	3,763,394	6,157
Vietnam Dairy Products JSC	70	–
Vietnam Prosperity JSC Bank *	1,235,709	3,678
Vietnam Technological & Commercial Joint Stock Bank *	2,009,220	4,621
Vincom Retail JSC *	2,186,159	2,898
Vinhomes JSC *	181,607	824

		23,845

Total Common Stock (Cost $902,885) ($ Thousands)		1,261,329

PREFERRED STOCK — 1.8%

Brazil — 0.5%
Banco ABC Brasil SA (A)	326,700	1,060
Banco Bradesco SA (A)	82,627	421
Centrais Eletricas Brasileiras SA (A)	80,300	663
Cia Energetica de Minas Gerais (A)	345,300	906
Cia Paranaense de Energia (A)	267,100	328
Itausa SA (A)	1,347,517	2,818
Petroleo Brasileiro SA (A)	114,000	589

		6,785

Colombia — 0.1%
Banco Davivienda SA (A)	215,784	1,680

South Korea — 1.2%
Hyundai Motor Co (A)	48,767	4,805
LG Chem Ltd (A)	10,671	3,664
LG Electronics *(A)	5,461	351

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Samsung Electronics Co Ltd (A)	115,872	$7,501

		16,321

Total Preferred Stock (Cost $21,336) ($ Thousands)		24,786

	Number of Participation Notes
PARTICIPATION NOTES — 0.3%

United States — 0.3%
Beijing Huafeng Test & Control Technology Co Ltd, Expires 02/18/2022 *	67,600	4,202

Total Participation Notes (Cost $3,335) ($ Thousands)		4,202

	Number of Warrants
WARRANTS — 0.1%

India — 0.1%
Voltas, Expires 05/28/2021 *	134,600	1,845

Thailand — 0.0%
Minor International PCL, Expires 05/05/2023 *	57,918	6
Minor International PCL, Expires 09/30/2021 *	159,221	3
Minor International PCL, Expires 09/30/2021 *	40,200	1
Minor International PCL, Expires 02/15/2024 *	52,489	1

		11

Total Warrants (Cost $693) ($ Thousands)		1,856

	Shares
CASH EQUIVALENT — 4.7%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	63,746,830	63,747

Total Cash Equivalent (Cost $63,747) ($ Thousands)		63,747

Total Investments in Securities — 98.9% (Cost $991,996) ($ Thousands)		$1,355,920

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

SCHEDULE OF INVESTMENTS

May 31, 2021

Emerging Markets Equity Fund (Continued)

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts MSCI Emerging Markets	881	Jun-2021	$58,066	$59,983	$1,917

Percentages are based on Net Assets of $1,371,657 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)	No interest rate available.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

Ltd — Limited

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

PCL — Public Company Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

Ser — Series

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands).

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,229,753	31,576	–	1,261,329
Preferred Stock	24,786	–	–	24,786
Participation Notes	–	4,202	–	4,202
Warrants	–	1,856	–	1,856
Cash Equivalent	63,747	–	–	63,747

Total Investments in Securities	1,318,286	37,634	–	1,355,920

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,917	–	–	1,917

Total Other Financial Instruments	1,917	–	–	1,917

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2021, there were transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary the of Fund’s transactions with affiliates for the year ended May 31, 2021 ($ Thousands).

Security Description	Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 18,307	$ 366,008	$ (320,568)	$ —	$ —	$ 63,747	63,746,830	$ 3	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.0%

Communication Services — 10.5%
Activision Blizzard Inc	42,100	$4,094
Alphabet Inc, Cl A *	16,345	38,523
Alphabet Inc, Cl C *	15,722	37,915
AT&T Inc	388,919	11,446
Charter Communications Inc, Cl A *	7,700	5,348
Comcast Corp, Cl A	249,200	14,289
Discovery Inc, Cl A *	8,300	266
Discovery Inc, Cl C *	16,419	493
DISH Network Corp, Cl A *	12,801	557
Electronic Arts Inc	15,700	2,244
Facebook Inc, Cl A *	131,000	43,063
Fox Corp	25,166	931
Interpublic Group of Cos Inc/The	21,800	735
Live Nation Entertainment Inc *	8,000	721
Lumen Technologies Inc	55,115	763
Netflix Inc *	24,100	12,118
News Corp	6,400	164
News Corp, Cl A	22,000	594
Omnicom Group Inc	11,900	979
Take-Two Interactive Software Inc *	6,400	1,188
T-Mobile US Inc *	31,765	4,493
Twitter Inc *	43,500	2,523
Verizon Communications Inc	225,600	12,744
ViacomCBS Inc, Cl B	32,440	1,376
Walt Disney Co/The *	98,877	17,664

		215,231

Consumer Discretionary — 11.4%
Advance Auto Parts Inc	3,400	645
Amazon.com Inc *	23,300	75,098
Aptiv PLC *	14,700	2,211
AutoZone Inc *	1,200	1,688
Best Buy Co Inc	12,600	1,465
Booking Holdings Inc *	2,200	5,195
BorgWarner Inc	12,400	636
Caesars Entertainment Inc *	11,500	1,236
CarMax Inc *	9,000	1,037
Carnival Corp, Cl A *	43,800	1,295
Chipotle Mexican Grill Inc, Cl A *	1,500	2,058
Darden Restaurants Inc	7,200	1,031
Dollar General Corp	13,400	2,720
Dollar Tree Inc *	12,884	1,256
Domino’s Pizza Inc	2,200	939
DR Horton Inc	18,100	1,725
eBay Inc	35,300	2,149
Etsy Inc *	7,000	1,153
Expedia Group Inc *	7,600	1,345
Ford Motor Co *	212,900	3,093
Gap Inc/The	10,600	355
Garmin Ltd	8,200	1,166
General Motors Co *	69,000	4,092

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Genuine Parts Co	7,951	$1,043
Hanesbrands Inc	18,100	354
Hasbro Inc	6,600	633
Hilton Worldwide Holdings Inc *	15,200	1,904
Home Depot Inc/The	58,632	18,698
L Brands Inc	13,000	908
Las Vegas Sands Corp *	18,200	1,051
Leggett & Platt Inc	6,700	369
Lennar Corp, Cl A	15,100	1,495
LKQ Corp *	15,600	795
Lowe’s Cos Inc	39,669	7,729
Marriott International Inc/MD, Cl A *	14,520	2,085
McDonald’s Corp	40,700	9,519
MGM Resorts International	22,800	977
Mohawk Industries Inc *	3,028	638
Newell Brands Inc	20,099	577
NIKE Inc, Cl B	69,000	9,416
Norwegian Cruise Line Holdings Ltd *	18,900	603
NVR Inc *	190	929
O’Reilly Automotive Inc *	3,800	2,033
Penn National Gaming Inc *	7,700	631
Pool Corp	2,100	917
PulteGroup Inc	14,700	849
PVH Corp *	3,600	413
Ralph Lauren Corp, Cl A	2,500	310
Ross Stores Inc	19,400	2,452
Royal Caribbean Cruises Ltd *	12,100	1,129
Starbucks Corp	63,900	7,277
Tapestry Inc *	14,600	655
Target Corp	27,200	6,172
Tesla Inc *	41,800	26,134
TJX Cos Inc/The	65,300	4,410
Tractor Supply Co	6,400	1,163
Ulta Beauty Inc *	3,100	1,071
Under Armour Inc, Cl A *	10,300	233
Under Armour Inc, Cl C *	10,636	203
VF Corp	17,624	1,405
Whirlpool Corp	3,500	830
Wynn Resorts Ltd *	5,900	778
Yum! Brands Inc	16,400	1,967

		234,343

Consumer Staples — 5.7%
Altria Group Inc	101,000	4,971
Archer-Daniels-Midland Co	30,500	2,029
Brown-Forman Corp, Cl B	10,225	822
Campbell Soup Co	10,500	511
Church & Dwight Co Inc	13,600	1,166
Clorox Co/The	6,900	1,219
Coca-Cola Co/The	211,500	11,694
Colgate-Palmolive Co	46,200	3,871
Conagra Brands Inc	27,000	1,029
Constellation Brands Inc, Cl A	9,300	2,229

SEI Institutional Investments Trust / Annual Report / May 31, 2021	1

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Costco Wholesale Corp	24,000	$9,078
Estee Lauder Cos Inc/The, Cl A	12,500	3,832
General Mills Inc	33,400	2,099
Hershey Co/The	8,000	1,384
Hormel Foods Corp	14,700	714
J M Smucker Co/The	5,782	771
Kellogg Co	13,400	878
Kimberly-Clark Corp	18,400	2,404
Kraft Heinz Co/The	35,566	1,550
Kroger Co/The	41,700	1,542
Lamb Weston Holdings Inc	7,600	627
McCormick & Co Inc/MD	13,700	1,220
Molson Coors Beverage Co, Cl B *	9,700	566
Mondelez International Inc, Cl A	76,700	4,873
Monster Beverage Corp *	20,220	1,906
PepsiCo Inc	75,262	11,134
Philip Morris International Inc	84,500	8,148
Procter & Gamble Co/The	134,236	18,102
Sysco Corp	27,900	2,260
Tyson Foods Inc, Cl A	16,300	1,296
Walgreens Boots Alliance Inc	39,200	2,064
Walmart Inc	75,565	10,732

		116,721

Energy — 2.6%
APA Corp	19,600	408
Baker Hughes Co, Cl A	40,300	983
Cabot Oil & Gas Corp, Cl A	21,200	348
Chevron Corp	105,282	10,927
ConocoPhillips	73,668	4,106
Devon Energy Corp	33,000	877
Diamondback Energy Inc	9,700	777
EOG Resources Inc	31,800	2,555
Exxon Mobil Corp	230,800	13,472
Halliburton Co	49,000	1,100
Hess Corp	15,000	1,257
HollyFrontier Corp	7,600	247
Kinder Morgan Inc	106,377	1,951
Marathon Oil Corp	40,900	495
Marathon Petroleum Corp	35,611	2,201
NOV Inc *	20,400	329
Occidental Petroleum Corp	46,428	1,205
ONEOK Inc	24,600	1,297
Phillips 66	23,900	2,013
Pioneer Natural Resources Co	11,300	1,720
Schlumberger NV	76,337	2,391
Valero Energy Corp	22,400	1,801
Williams Cos Inc/The	66,400	1,749

		54,209

Financials — 11.1%
Aflac Inc	35,000	1,984
Allstate Corp/The	16,500	2,254

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American Express Co	35,400	$5,669
American International Group Inc	47,200	2,494
Ameriprise Financial Inc	6,400	1,663
Aon PLC, Cl A	12,300	3,116
Arthur J Gallagher & Co	11,200	1,642
Assurant Inc	3,000	483
Bank of America Corp	414,000	17,549
Bank of New York Mellon Corp/The	44,000	2,291
Berkshire Hathaway Inc, Cl B *	103,900	30,073
BlackRock Inc, Cl A	7,741	6,789
Capital One Financial Corp	25,000	4,019
Cboe Global Markets Inc	5,500	612
Charles Schwab Corp/The	81,300	6,004
Chubb Ltd	24,526	4,169
Cincinnati Financial Corp	8,300	1,010
Citigroup Inc	113,200	8,910
Citizens Financial Group Inc	23,400	1,168
CME Group Inc, Cl A	19,500	4,266
Comerica Inc	7,800	612
Discover Financial Services	16,800	1,970
Everest Re Group Ltd	2,100	546
Fifth Third Bancorp	38,900	1,639
First Republic Bank/CA	9,600	1,838
Franklin Resources Inc	14,100	482
Globe Life Inc	4,900	517
Goldman Sachs Group Inc/The	18,700	6,957
Hartford Financial Services Group Inc/The	19,750	1,291
Huntington Bancshares Inc/OH	56,600	898
Intercontinental Exchange Inc	30,545	3,448
Invesco Ltd	19,800	565
JPMorgan Chase & Co	166,200	27,297
KeyCorp	53,599	1,235
Lincoln National Corp	10,100	705
Loews Corp	12,700	741
M&T Bank Corp	7,121	1,144
MarketAxess Holdings Inc	2,100	980
Marsh & McLennan Cos Inc	27,600	3,818
MetLife Inc	41,000	2,680
Moody’s Corp	8,747	2,933
Morgan Stanley	81,465	7,409
MSCI Inc, Cl A	4,500	2,107
Nasdaq Inc	6,400	1,072
Northern Trust Corp	11,400	1,382
People’s United Financial Inc	21,800	412
PNC Financial Services Group Inc/The	23,100	4,497
Principal Financial Group Inc	13,300	870
Progressive Corp/The	31,900	3,161
Prudential Financial Inc	21,700	2,321
Raymond James Financial Inc	6,800	902
Regions Financial Corp	53,100	1,243
S&P Global Inc	13,100	4,971
SVB Financial Group *	3,000	1,749

2	SEI Institutional Investments Trust / Annual Report / May 31, 2021

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Synchrony Financial	29,811	$1,413
T Rowe Price Group Inc	12,400	2,373
Travelers Cos Inc/The	13,800	2,204
Truist Financial Corp	73,282	4,527
Unum Group	10,500	325
US Bancorp	74,300	4,516
W R Berkley Corp	7,400	577
Wells Fargo & Co	224,200	10,475
Willis Towers Watson PLC	7,095	1,854
Zions Bancorp NA	8,700	504

		229,325

Health Care — 12.2%
Abbott Laboratories	96,639	11,273
AbbVie Inc	96,253	10,896
ABIOMED Inc *	2,500	711
Agilent Technologies Inc	16,600	2,293
Alexion Pharmaceuticals Inc *	12,000	2,119
Align Technology Inc *	3,900	2,302
AmerisourceBergen Corp, Cl A	8,161	936
Amgen Inc	31,300	7,447
Anthem Inc	13,300	5,296
Baxter International Inc	27,538	2,261
Becton Dickinson and Co	15,837	3,831
Biogen Inc *	8,300	2,220
Bio-Rad Laboratories Inc, Cl A *	1,200	723
Boston Scientific Corp *	77,200	3,285
Bristol-Myers Squibb Co	121,600	7,991
Cardinal Health Inc	16,200	908
Catalent Inc *	9,500	996
Centene Corp *	31,730	2,335
Cerner Corp	16,800	1,315
Charles River Laboratories International Inc *	2,600	879
Cigna Corp	19,081	4,939
Cooper Cos Inc/The	2,700	1,062
CVS Health Corp	71,243	6,158
Danaher Corp	34,400	8,811
DaVita Inc *	3,700	444
DENTSPLY SIRONA Inc	12,200	816
Dexcom Inc *	5,300	1,958
Edwards Lifesciences Corp *	34,000	3,261
Eli Lilly & Co	43,167	8,622
Gilead Sciences Inc	68,256	4,512
HCA Healthcare Inc	14,400	3,093
Henry Schein Inc *	7,400	563
Hologic Inc *	14,300	902
Humana Inc	7,000	3,064
IDEXX Laboratories Inc *	4,700	2,623
Illumina Inc *	7,900	3,204
Incyte Corp *	9,800	821
Intuitive Surgical Inc *	6,400	5,390
IQVIA Holdings Inc *	10,400	2,498

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Johnson & Johnson	143,200	$24,237
Laboratory Corp of America Holdings *	5,354	1,470
McKesson Corp	8,736	1,681
Medtronic PLC	73,155	9,261
Merck & Co Inc	138,000	10,473
Mettler-Toledo International Inc *	1,300	1,691
PerkinElmer Inc	6,200	899
Perrigo Co PLC	7,300	337
Pfizer Inc	304,096	11,778
Quest Diagnostics Inc	7,000	922
Regeneron Pharmaceuticals Inc *	5,700	2,864
ResMed Inc	8,000	1,647
STERIS PLC	4,700	897
Stryker Corp	17,800	4,544
Teleflex Inc	2,600	1,046
Thermo Fisher Scientific Inc	21,400	10,047
UnitedHealth Group Inc	51,500	21,214
Universal Health Services Inc, Cl B	4,000	638
Vertex Pharmaceuticals Inc *	14,200	2,962
Viatris Inc, Cl W *	66,974	1,021
Waters Corp *	3,400	1,096
West Pharmaceutical Services Inc	4,100	1,425
Zimmer Biomet Holdings Inc	11,400	1,919
Zoetis Inc, Cl A	25,867	4,570

		251,397

Industrials — 8.4%
3M Co	31,400	6,376
A O Smith Corp	7,200	512
Alaska Air Group Inc *	6,400	443
Allegion PLC	4,733	665
American Airlines Group Inc *	35,400	858
AMETEK Inc	12,600	1,702
Boeing Co/The *	29,800	7,361
Carrier Global Corp	44,679	2,052
Caterpillar Inc	29,600	7,136
CH Robinson Worldwide Inc	7,000	679
Cintas Corp	4,800	1,697
Copart Inc *	11,400	1,471
CSX Corp	41,500	4,155
Cummins Inc	8,100	2,084
Deere & Co	17,000	6,139
Delta Air Lines Inc *	34,900	1,664
Dover Corp	7,900	1,189
Eaton Corp PLC	21,701	3,152
Emerson Electric Co	32,700	3,129
Equifax Inc	6,700	1,575
Expeditors International of Washington Inc	9,300	1,169
Fastenal Co	31,500	1,671
FedEx Corp	13,249	4,171
Fortive Corp	18,524	1,343
Fortune Brands Home & Security Inc	7,200	743
Generac Holdings Inc *	3,500	1,151

SEI Institutional Investments Trust / Annual Report / May 31, 2021	3

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
General Dynamics Corp	12,700	$2,412
General Electric Co	475,992	6,693
Honeywell International Inc	37,700	8,705
Howmet Aerospace Inc *	21,766	772
Huntington Ingalls Industries Inc	2,300	497
IDEX Corp	4,200	935
IHS Markit Ltd	20,400	2,148
Illinois Tool Works Inc	15,656	3,628
Ingersoll Rand Inc *	20,630	1,024
Jacobs Engineering Group Inc	6,800	966
JB Hunt Transport Services Inc	4,700	806
Johnson Controls International PLC	39,303	2,615
Kansas City Southern	5,000	1,488
L3Harris Technologies Inc	11,210	2,445
Leidos Holdings Inc	7,400	760
Lockheed Martin Corp	13,424	5,131
Masco Corp	14,200	856
Nielsen Holdings PLC	18,900	514
Norfolk Southern Corp	13,700	3,848
Northrop Grumman Corp	8,400	3,073
Old Dominion Freight Line Inc	5,300	1,407
Otis Worldwide Corp	22,289	1,746
PACCAR Inc	19,000	1,740
Parker-Hannifin Corp	7,000	2,157
Pentair PLC	8,546	589
Quanta Services Inc	7,200	687
Raytheon Technologies Corp	82,471	7,316
Republic Services Inc, Cl A	11,600	1,267
Robert Half International Inc	6,400	568
Rockwell Automation Inc	6,400	1,688
Rollins Inc	11,825	403
Roper Technologies Inc	5,700	2,565
Snap-on Inc	2,800	713
Southwest Airlines Co *	32,300	1,985
Stanley Black & Decker Inc	8,800	1,908
Teledyne Technologies Inc *	2,581	1,083
Textron Inc	12,600	863
Trane Technologies PLC	13,000	2,423
TransDigm Group Inc *	3,000	1,947
Union Pacific Corp	36,300	8,158
United Airlines Holdings Inc *	17,700	1,033
United Parcel Service Inc, Cl B	39,000	8,369
United Rentals Inc *	4,000	1,336
Verisk Analytics Inc, Cl A	8,900	1,538
Waste Management Inc	21,200	2,982
Westinghouse Air Brake Technologies Corp	9,372	776
WW Grainger Inc	2,400	1,109
Xylem Inc/NY	9,900	1,169

		173,128

Information Technology — 24.7%
Accenture PLC, Cl A	34,400	9,706
Adobe Inc *	26,100	13,170

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Advanced Micro Devices Inc *	52,100	$4,172
Akamai Technologies Inc *	9,100	1,039
Amphenol Corp, Cl A	32,700	2,199
Analog Devices Inc	15,193	2,501
ANSYS Inc *	4,800	1,622
Apple Inc	859,200	107,065
Applied Materials Inc	49,800	6,879
Arista Networks Inc *	3,000	1,018
Autodesk Inc *	12,000	3,430
Automatic Data Processing Inc	23,300	4,567
Broadcom Inc	22,293	10,530
Broadridge Financial Solutions Inc	6,400	1,021
Cadence Design Systems Inc *	15,300	1,943
CDW Corp/DE	7,700	1,274
Cisco Systems Inc/Delaware	230,200	12,178
Citrix Systems Inc	6,400	736
Cognizant Technology Solutions Corp, Cl A	29,000	2,075
Corning Inc	42,000	1,832
DXC Technology Co *	13,138	498
Enphase Energy Inc *	7,200	1,030
F5 Networks Inc *	3,200	593
Fidelity National Information Services Inc	33,700	5,021
Fiserv Inc *	32,400	3,732
FleetCor Technologies Inc *	4,600	1,262
Fortinet Inc *	7,400	1,617
Gartner Inc *	4,900	1,136
Global Payments Inc	16,072	3,113
Hewlett Packard Enterprise Co	71,600	1,143
HP Inc	68,400	1,999
Intel Corp	221,500	12,652
International Business Machines Corp	48,458	6,965
Intuit Inc	14,900	6,542
IPG Photonics Corp *	1,900	398
Jack Henry & Associates Inc	3,900	601
Juniper Networks Inc	17,600	464
Keysight Technologies Inc *	10,200	1,452
KLA Corp	8,423	2,669
Lam Research Corp	7,787	5,060
Mastercard Inc, Cl A	47,800	17,236
Maxim Integrated Products Inc	20,716	2,113
Microchip Technology Inc	14,700	2,307
Micron Technology Inc *	60,800	5,116
Microsoft Corp	410,600	102,519
Monolithic Power Systems Inc	2,400	824
Motorola Solutions Inc	9,267	1,903
NetApp Inc	11,700	905
NortonLifeLock Inc	30,400	841
NVIDIA Corp	33,800	21,963
NXP Semiconductors NV	15,100	3,192
Oracle Corp	100,600	7,921
Paychex Inc	17,600	1,780
Paycom Software Inc *	2,700	890

4	SEI Institutional Investments Trust / Annual Report / May 31, 2021

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PayPal Holdings Inc *	63,800	$16,589
PTC Inc *	5,500	738
Qorvo Inc *	6,200	1,133
QUALCOMM Inc	61,600	8,288
salesforce.com *	49,800	11,857
Seagate Technology Holdings PLC	11,100	1,063
ServiceNow Inc *	10,700	5,071
Skyworks Solutions Inc	9,000	1,530
Synopsys Inc *	8,300	2,111
TE Connectivity Ltd	18,100	2,456
Teradyne Inc	9,200	1,218
Texas Instruments Inc	49,900	9,472
Trimble Inc *	13,900	1,081
Tyler Technologies Inc *	2,300	927
VeriSign Inc *	5,500	1,210
Visa Inc, Cl A	92,400	21,003
Western Digital Corp *	16,803	1,264
Western Union Co/The	21,200	519
Xilinx Inc	19,500	2,477
Zebra Technologies Corp, Cl A *	2,900	1,441

		507,862

Materials — 2.6%
Air Products and Chemicals Inc	12,000	3,596
Albemarle Corp	6,500	1,086
Amcor PLC	86,188	1,017
Avery Dennison Corp	4,600	1,015
Ball Corp	18,000	1,479
Celanese Corp, Cl A	6,300	1,042
CF Industries Holdings Inc	11,000	585
Corteva Inc	40,705	1,852
Dow Inc	40,571	2,776
DuPont de Nemours Inc	29,340	2,482
Eastman Chemical Co	7,500	941
Ecolab Inc	13,575	2,920
FMC Corp	6,800	794
Freeport-McMoRan Inc, Cl B	79,400	3,392
International Flavors & Fragrances Inc	13,557	1,921
International Paper Co	21,600	1,363
Linde PLC	28,341	8,519
LyondellBasell Industries NV, Cl A	14,100	1,588
Martin Marietta Materials Inc	3,400	1,236
Mosaic Co/The	18,300	661
Newmont Corp	43,600	3,204
Nucor Corp	16,300	1,671
Packaging Corp of America	4,900	728
PPG Industries Inc	12,900	2,318
Sealed Air Corp	7,900	449
Sherwin-Williams Co/The	13,125	3,721
Vulcan Materials Co	7,300	1,338

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Westrock Co	14,641	$854

		54,548

Real Estate — 2.4%
Alexandria Real Estate Equities Inc ‡	7,000	1,248
American Tower Corp, Cl A ‡	24,647	6,296
AvalonBay Communities Inc ‡	7,600	1,573
Boston Properties Inc ‡	7,800	917
CBRE Group Inc, Cl A *	18,400	1,615
Crown Castle International Corp ‡	23,400	4,434
Digital Realty Trust Inc ‡	15,300	2,319
Duke Realty Corp ‡	20,800	966
Equinix Inc ‡	4,857	3,578
Equity Residential ‡	18,800	1,456
Essex Property Trust Inc ‡	3,600	1,063
Extra Space Storage Inc ‡	7,300	1,094
Federal Realty Investment Trust ‡	3,600	412
Healthpeak Properties Inc ‡	29,700	991
Host Hotels & Resorts Inc ‡	36,485	627
Iron Mountain Inc ‡	16,171	704
Kimco Realty Corp ‡	22,900	488
Mid-America Apartment Communities Inc ‡	6,300	1,012
Prologis Inc ‡	40,198	4,737
Public Storage ‡	8,300	2,345
Realty Income Corp ‡	20,500	1,402
Regency Centers Corp ‡	8,100	523
SBA Communications Corp, Cl A ‡	6,000	1,789
Simon Property Group Inc ‡	17,900	2,300
UDR Inc ‡	16,600	791
Ventas Inc ‡	20,700	1,148
Vornado Realty Trust ‡	8,400	397
Welltower Inc ‡	22,800	1,705
Weyerhaeuser Co ‡	41,027	1,557

		49,487

Utilities — 2.4%
AES Corp/The	37,100	943
Alliant Energy Corp	13,900	794
Ameren Corp	14,000	1,179
American Electric Power Co Inc	27,100	2,331
American Water Works Co Inc	9,900	1,535
Atmos Energy Corp	7,200	714
CenterPoint Energy Inc	30,800	779
CMS Energy Corp	16,000	1,004
Consolidated Edison Inc	18,800	1,452
Dominion Energy Inc	43,832	3,337
DTE Energy Co	10,600	1,463
Duke Energy Corp	41,830	4,192
Edison International	20,900	1,168
Entergy Corp	11,100	1,168
Evergy Inc	11,699	725
Eversource Energy	18,800	1,526
Exelon Corp	53,300	2,405

SEI Institutional Investments Trust / Annual Report / May 31, 2021	5

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
FirstEnergy Corp	30,100	$1,141
NextEra Energy Inc	106,300	7,783
NiSource Inc	20,600	525
NRG Energy Inc	12,100	389
Pinnacle West Capital Corp	6,400	541
PPL Corp	42,500	1,237
Public Service Enterprise Group Inc	27,600	1,715
Sempra Energy	17,200	2,331
Southern Co/The	57,500	3,676
WEC Energy Group Inc	17,262	1,621

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xcel Energy Inc	29,400	$2,084

		49,758

Total Common Stock (Cost $747,625) ($ Thousands)		1,936,009

Total Investments in Securities — 94.0% (Cost $747,625) ($ Thousands)		$1,936,009

	Contracts
PURCHASED OPTIONS* — 0.0%
Total Purchased Options (A) (Cost $2,007) ($ Thousands)	489,991,468	$23

PURCHASED SWAPTIONS* — 1.8%
Total Purchased Swaptions (B) (Cost $12,013) ($ Thousands)	1,474,592,893	$36,637

A list of the open exchange traded options contracts held by the Fund at May 31, 2021, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)†	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%

Call Options
EUR PUT USD CALL*	489,991,468	$2,007	$1.15	7/17/2021	$23

† Represents cost.

A list of the open OTC swaption contracts held by the Fund at May 31, 2021, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED SWAPTIONS — 1.8%

Call Swaptions
CMS One Look*	Bank of America Merill Lynch	191,367,893	$2.00	08/19/2023	$21,245
CMS One Look*	Bank of America Merill Lynch	1,283,225,000	$0.14	07/17/2021	15,392

Total Purchased Swaptions		1,474,592,893			$36,637

A list of the open futures contracts held by the Fund at May 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
MSCI EAFE Index	264	Jun-2021	$28,954	$30,871	$1,917
S&P 500 Index E-MINI^	321	Jun-2021	62,988	67,449	4,461

			$91,942	$98,320	$6,378

6	SEI Institutional Investments Trust / Annual Report / May 31, 2021

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Continued)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/11/22	USD	4,143	SAR	15,549	$1
Bank of America	01/11/22	USD	810	SAR	3,039	—
Bank of America	01/11/22	SAR	402,526	USD	107,161	(124)

						$(123)

A list of OTC swap agreements held by the fund at May 31, 2021, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas^	Bloomberg Commodity
	Index Total Return	0.10%	Index Return	Quarterly	06/18/2021	USD	(81,774)	$8,212	$–	$8,212
BNP Paribas^	Bloomberg Commodity
	Index Total Return	0.10%	Index Return	Quarterly	08/18/2021	USD	(59,178)	(209)	–	(209)
BNP Paribas^	Bloomberg Commodity
	Index Total Return	0.10%	Index Return	Quarterly	12/09/2021	USD	(95,096)	8,226	–	8,226
BNP Paribas	S&P 500 Equally Weighted	USD LIBOR 3 MONTHS
	Index Return	+ 30BPS	Index Return	Quarterly	12/16/2021	USD	(34,767)	2,139	–	2,139

								$18,368	$–	$18,368

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2021, is as follows:

Interest Rate Swap
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
1Y CPI-CPURNSA^	2.1475%	Annually	12/10/2030	USD	70,504	$4,452	$–	$4,452

Percentages are based on Net Assets of $2,059,300 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Refer to table below for details on Options Contracts.
(B)	Refer to table below for details on Swaption Contracts.
^	Security, or a portion thereof, is held by DAA Commodity Strategy Subsidiary, Ltd. as of May 31, 2021.

BPs— Basis Points

Cl — Class

EAFE — Europe, Australasia and Far East

EUR — Euro

LIBOR— London Interbank Offered Rate

Ltd. — Limited

MSCI — Morgan Stanley Capital International

OTC — Over The Counter

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR— Saudi Riyal

USD — U.S. Dollar

SEI Institutional Investments Trust / Annual Report / May 31, 2021	7

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2021

Dynamic Asset Allocation Fund (Continued)

The following is a list of the level of inputs used as of May 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,936,009	–	–	1,936,009

Total Investments in Securities	1,936,009	–	–	1,936,009

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	23	–	–	23
Purchased Swaptions	–	36,637	–	36,637
Futures Contracts*
Unrealized Appreciation	6,378	–	–	6,378
Forwards Contracts*
Unrealized Appreciation	–	1	–	1
Unrealized Depreciation	–	(124)	–	(124)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	18,577	–	18,577
Unrealized Depreciation	–	(209)	–	(209)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	4,452	–	4,452

Total Other Financial Instruments	6,401	59,334	–	65,735

* Futures contracts, forwards contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2021

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Investments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund, including the summary schedules of investments, and the statements of assets and liabilities of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional Investments Trust (the Trust)), including the schedules of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund, and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the “Funds”), as of May 31, 2021, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund and the consolidated schedule of investments of the Dynamic Asset Allocation Fund, as of May 31, 2021 are included in Item 6 of this Form N-CSR. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the consolidated cash flows for the Multi-Asset Real Return Fund for the year then ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2021, by correspondence with the custodians, transfer agents, agent banks and brokers or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

July 29, 2021

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2021.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 6, 2021

By	/s/ Peter Rodriguez
Peter Rodriguez
Controller & CFO

Date: August 6, 2021